UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2017, filed with the Securities and Exchange Commission on January 9, 2018 (Accession Number 0001193125-18-007060). The sole purpose of this amendment is to correct the fund market total returns presented in the Management’s Discussion of Fund Performance and the premium/discount range presented within the Supplemental Information section for the iShares Broad USD High Yield Corporate Bond ETF, iShares U.S. Treasury Bond ETF, iShares Core International Aggregate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares Convertible Bond ETF, and iShares Floating Rate Bond ETF within Item 1, Reports to Stockholders. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Reports to Stockholders.

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.53%	3.69%	3.41%	3.53%	3.69%	3.41%
Since Inception	3.25%	3.29%	3.14%	11.93%	12.10%	11.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual				Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]		Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]		Annualized Expense Ratio [a]
$1,000.00	$1,021.30	$0.00	[c]	$1,000.00	$1,025.20	$0.00	[c]	0.00%	[d]

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.
[c]	Rounds to less than $0.01.
[d]	Rounds to less than 0.01%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar® U.S. Bond Market Yield-Optimized IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 3.53%, net of fees, while the total return for the Index was 3.41%.

Despite an increase in interest rates during the reporting period, most bond allocations contributed to the Index’s performance. High-yield corporate bonds were the strongest contributor to the Index’s returns, with demand coming from investors searching for yield. The corporate bond market was also buoyed by economic growth, strong earnings, and reduced default risk.

Emerging market debt and mortgage-backed securities (“MBS”) also made significant contributions to the Index’s return for the reporting period. With respect to emerging market bonds, improving economic conditions, strong investor demand for income-producing securities, and falling inflation in Latin America provided support for debt from the region.

MBS represented the largest allocation in the Index at 28% on average during the reporting period. Although these bonds posted positive returns, they trailed most other bond sectors. This performance reflects the fact that MBS typically do best when interest rates are relatively stable and their comparatively higher yields make up a larger portion of their total return than do price changes. Among other sectors, intermediate-term investment-grade bonds contributed to the Index’s return, while short-term investment-grade bonds detracted fractionally.

The Index’s systematic yield optimization process shifted the composition of the Index early during the reporting period to adjust the Index’s allocations to its five distinct fixed-income sectors (government-related, securitized, investment-grade credit, non-investment-grade credit, and emerging market debt). The Index’s exposure to MBS, which represented approximately 10% of the Index at the beginning of the reporting period, was increased to 30% due to forecasted yield increases and reduced volatility.

ALLOCATION BY ASSET CLASS

As of 10/31/17

Asset Class	Percentage of Total Investments*

Investment Grade Bonds	29.99%
Mortgage-Backed Securities	29.93
Non-Investment Grade Bonds	20.11
International Fixed Income	10.02
Domestic Fixed Income	9.95

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/17

Security	Percentage of Total Investments*

iShares MBS ETF	29.93%
iShares Intermediate Credit Bond ETF	22.96
iShares iBoxx $ High Yield Corporate Bond ETF	20.11
iShares J.P. Morgan USD Emerging Markets Bond ETF	10.02
iShares Agency Bond ETF	9.95

TOTAL	92.97%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

DOMESTIC FIXED INCOME — 9.95%
iShares Agency Bond ETF[a]	24,184	$2,746,125

		2,746,125
INTERNATIONAL FIXED INCOME — 10.02%
iShares J.P. Morgan USD Emerging Markets Bond ETF[a]	23,787	2,765,239

		2,765,239
INVESTMENT GRADE BONDS — 29.99%
iShares 10+ Year Credit Bond ETF[a]	31,131	1,938,839
iShares Intermediate Credit Bond ETF[a]	57,636	6,335,349

		8,274,188
MORTGAGE-BACKED SECURITIES — 29.92%
iShares MBS ETF[a]	77,228	8,256,446

		8,256,446
NON-INVESTMENT GRADE BONDS — 20.11%
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	62,718	5,548,661

		5,548,661

TOTAL INVESTMENT COMPANIES (Cost: $27,535,652)		27,590,659

SHORT-TERM INVESTMENTS — 19.70%

MONEY MARKET FUNDS — 19.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[a,c,d]	5,433,821	5,434,907
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a,c]	437	437

		5,435,344

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,435,496)		5,435,344

TOTAL INVESTMENTS IN SECURITIES — 119.69%
(Cost: $32,971,148)[e]		33,026,003
Other Assets, Less Liabilities — (19.69)%		(5,432,630)

NET ASSETS — 100.00%		$27,593,373

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $33,043,255. Net unrealized depreciation was $17,252, of which $118,982 represented gross unrealized appreciation on investments and $136,234 represented gross unrealized depreciation on investments.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased		Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	—	5,433,821	[b]	—	5,433,821	$5,434,907	$(930)	$(152)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	1,602	—		(1,165)[b]	437	437	—	—	33
iShares 0-5 Year High Yield Corporate Bond ETF	11,960	—		(11,960)	—	—	(8,068)	1,814	2,707
iShares 1-3 Year Credit Bond ETF	8,766	1,460		(10,226)	—	—	(2,745)	(2,513)	1,127
iShares 3-7 Year Treasury Bond ETF	—	1,135		(1,135)	—	—	1,122	—	419
iShares 10+ Year Credit Bond ETF	9,149	25,958		(3,976)	31,131	1,938,839	806	29,561	39,276
iShares Agency Bond ETF	13,112	15,327		(4,255)	24,184	2,746,125	(1,230)	(20,066)	29,161
iShares Floating Rate Bond ETF	29,890	4,980		(34,870)	—	—	(137)	(728)	1,468
iShares iBoxx $ High Yield Corporate Bond ETF	28,542	44,327		(10,151)	62,718	5,548,661	70,088	45,178	186,136
iShares Intermediate Credit Bond ETF	40,678	37,332		(20,374)	57,636	6,335,349	(13,865)	(20,096)	116,769
iShares J.P. Morgan USD Emerging Markets Bond ETF	12,927	14,855		(3,995)	23,787	2,765,239	4,818	34,240	85,073
iShares MBS ETF	13,779	73,950		(10,501)	77,228	8,256,446	11,483	(60,913)	140,099

						$33,026,003	$61,342	$6,325	$602,268

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$27,590,659	$—	$—	$27,590,659
Money market funds	5,435,344	—	—	5,435,344

Total	$33,026,003	$—	$—	$33,026,003

See notes to financial statements.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$32,971,148

Total cost of investments in securities	$32,971,148

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$33,026,003
Receivables:
Dividends	2,608

Total Assets	33,028,611

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	5,435,238

Total Liabilities	5,435,238

NET ASSETS	$27,593,373

Net assets consist of:
Paid-in capital	$27,606,759
Undistributed net investment income	2,887
Accumulated net realized loss	(71,128)
Net unrealized appreciation	54,855

NET ASSETS	$27,593,373

Shares outstanding[b]	1,100,000

Net asset value per share	$25.08

[a]	Securities on loan with a value of $5,296,522. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® YIELD OPTIMIZED BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$602,268
Securities lending income — affiliated — net (Note 2)	30,719

Total investment income	632,987

EXPENSES
Investment advisory fees (Note 2)	53,693
Proxy fees	404

Total expenses	54,097
Less investment advisory fees waived (Note 2)	(53,664)

Net expenses	433

Net investment income	632,554

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(51,177)
In-kind redemptions — affiliated (Note 2)	99,342
Realized gain distributions from affiliated funds	13,177

Net realized gain	61,342

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	6,325

Net change in unrealized appreciation/depreciation	6,325

Net realized and unrealized gain	67,667

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$700,221

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® YIELD OPTIMIZED BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$632,554	$407,885
Net realized gain (loss)	61,342	(146,263)
Net change in unrealized appreciation/depreciation	6,325	272,649

Net increase in net assets resulting from operations	700,221	534,271

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(629,667)	(409,807)

Total distributions to shareholders	(629,667)	(409,807)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,195,990	7,363,547
Cost of shares redeemed	(3,700,197)	(4,820,189)

Net increase in net assets from capital share transactions	12,495,793	2,543,358

INCREASE IN NET ASSETS	12,566,347	2,667,822

NET ASSETS
Beginning of year	15,027,026	12,359,204

End of year	$27,593,373	$15,027,026

Undistributed net investment income included in net assets at end of year	$2,887	$—

SHARES ISSUED AND REDEEMED
Shares sold	650,000	300,000
Shares redeemed	(150,000)	(200,000)

Net increase in shares outstanding	500,000	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® YIELD OPTIMIZED BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Apr. 22, 2014 [a] to Oct. 31, 2014
Net asset value, beginning of period	$25.05	$24.72	$25.32	$25.00

Income from investment operations:
Net investment income[b]	0.82	0.81	0.72	0.32
Net realized and unrealized gain (loss)[c]	0.04	0.33	(0.55)	0.31

Total from investment operations	0.86	1.14	0.17	0.63

Less distributions from:
Net investment income	(0.83)	(0.81)	(0.72)	(0.31)
Net realized gain	—	—	(0.05)	—

Total distributions	(0.83)	(0.81)	(0.77)	(0.31)

Net asset value, end of period	$25.08	$25.05	$24.72	$25.32

Total return	3.53%	4.72%	0.67%	2.55%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,593	$15,027	$12,359	$8,864
Ratio of expenses to average net assets[e,f]	0.00%[g]	0.01%	0.01%	0.01%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.28%	0.28%	0.28%	0.28%
Ratio of net investment income to average net assets[f]	3.30%	3.26%	2.87%	2.41%
Portfolio turnover rate[h]	27%	47%	29%	47%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its underlying funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Rounds to less than 0.01%.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® YIELD OPTIMIZED BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The underlying index is comprised entirely of securities of iShares funds (each, an “underlying fund,” collectively, the “underlying funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated underlying funds. The financial statements and schedule of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas Prime Brokerage Inc.	$1,503,990	$1,503,990	$—
UBS AG	3,792,532	3,792,532	—

	$5,296,522	$5,296,522	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA had contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds. This contractual waiver was terminated effective December 16, 2016, and a new agreement was entered into whereby BFA has contractually agreed to waive its annual investment advisory fee of 0.28% for the Fund until February 28, 2021.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

For the year ended October 31, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $7,698.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $5,239,776 and $5,218,512, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $16,187,186 and $3,698,820, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$77,626	$—	$(77,626)

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$629,667	$409,807

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses) [a]	Total
$2,887	$979	$(17,252)	$(13,386)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2017, the Fund utilized $2,441 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and the

Shareholders of the iShares Yield Optimized Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Yield Optimized Bond ETF (constituting a fund of the iShares Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years then ended and for the period April 22, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

For the fiscal year ended October 31, 2017, the Fund intends to pass through to its shareholders foreign source income earned of $85,073 paid by the underlying funds.

For the fiscal year ended October 31, 2017, the Fund hereby designates $290,025 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

TAX INFORMATION	23

Board Review and Approval of Investment Advisory

Contract

iSHARES® YIELD OPTIMIZED BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Supplemental Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.783097	$—	$0.050833	$0.833930	94%	—%	6%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: April 22, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.12%
Greater than 0.0% and Less than 0.5%	624	71.80
At NAV	51	5.87
Less than 0.0% and Greater than –0.5%	192	22.09
Less than –0.5% and Greater than –1.0%	1	0.12

	869	100.00%

SUPPLEMENTAL INFORMATION	29

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	33

Notes:

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1009-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged International High Yield Bond ETF | HHYX | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.63%	9.47%	9.62%	9.63%	9.47%	9.62%
Since Inception	7.05%	6.98%	7.61%	16.67%	16.50%	18.00%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/28/15. The first day of secondary market trading was 7/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,050.10	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

The iShares Currency Hedged International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling, and Canadian dollar denominated, high yield corporate bonds while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield (USD Hedged) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares International High Yield Bond ETF. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 9.63%, net of fees, while the total return for the Index was 9.62%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

From a country perspective, the high-yield corporate bond market of every nation represented in the Index contributed to its gain in U.S. dollar terms for the reporting period. High-yield corporate bonds in the Eurozone made the largest contribution to the Index’s return during the reporting period. A growing appetite for risk led to increased high-yield bond issuance in Europe, which was met by strong investor demand. The Eurozone’s largest individual contributor, Italy, experienced robust economic growth and an increase in the number of corporate mergers. U.K. high-yield bonds also benefited the Index’s return, as political risks subsided and the outlook for economic growth improved.

The euro-denominated bonds from French, German, and U.S. issuers benefited from low interest rates, low volatility, and robust demand from investors seeking higher yields than those of European government bonds. In the U.S., high-yield bonds were supported by improving economic and earnings growth, declining default rates, and strong investor demand for yield. High-yield bonds issued in Canada, especially those related to commodity producers, also contributed to the Index’s return, as the price of oil and other natural resources increased during the reporting period.

Looking at contribution to performance by sector and industry, bonds issued by the banking and other financials industries helped performance during the reporting period. Banks across the developed world benefited from stronger economic growth and rising interest rates. Communications, consumer cyclicals, and capital goods bonds were significant contributors, while every single industry in the Index posted positive performance for the reporting period.

In terms of currency performance, the euro appreciated by 6% against the U.S. dollar, while the British pound appreciated 8%. Euro-denominated bonds represented over 90% of the Index on average during the reporting period, and British-pound-denominated bonds comprised about 7%. The Canadian dollar also appreciated against the U.S. dollar as the Canadian Central Bank raised interest rates.

Overall, the positive performance of currencies in which the Index’s securities were denominated meant that hedging activity was a meaningful detractor from the Index’s return. A fully hedged investor seeks to bypass the return fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currencies relative to the U.S. dollar, such that the Index’s return was relatively close to international high-yield bond returns measured in local currencies.

ALLOCATION BY CREDIT QUALITY 1

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Ba	58.69%
B	25.45
Caa	2.66
Not Rated	13.20

TOTAL	100.00%

TEN LARGEST COUNTRIES 1

As of 10/31/17

Country	Percentage of Total Investments [3]

Italy	22.75%
United States	13.65
France	12.09
United Kingdom	11.02
Germany	9.26
Spain	5.73
Luxembourg	5.59
Ireland	3.26
Netherlands	3.23
Japan	2.87

TOTAL	89.45%

[1]	Table shown is for the iShares International High Yield Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.14%

EXCHANGE-TRADED FUNDS — 100.14%
iShares International High Yield Bond ETF[a]	26,248	$1,398,231

		1,398,231

TOTAL INVESTMENT COMPANIES
(Cost: $1,221,930)		1,398,231

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a,b]	623	623

		623

TOTAL SHORT-TERM INVESTMENTS (Cost: $623)		623

Value
TOTAL INVESTMENTS IN SECURITIES — 100.18%
(Cost: $1,222,553)[c]	$1,398,854
Other Assets, Less Liabilities — (0.18)%	(2,576)

NET ASSETS — 100.00%	$1,396,278

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,222,765. Net unrealized appreciation was $176,089, of which $176,301 represented gross unrealized appreciation on investments and $212 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16	Shares purchased	Shares sold	Shares held at 10/31/17	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	657	—	(34)[b]	623	$623	$—	$—	$6
iShares International High Yield Bond ETF	27,503	2,256	(3,511)	26,248	1,398,231	11,383	164,305	10,349

					$1,398,854	$11,383	$164,305	$10,355

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of October 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	1,075,000	USD	1,250,292	MS	11/02/2017	$1,921
GBP	161,000	USD	213,162	MS	11/02/2017	670
USD	31,287	CAD	39,000	MS	11/02/2017	1,056
USD	2,521,370	EUR	2,150,000	MS	11/02/2017	16,944
USD	118,276	GBP	88,000	MS	11/02/2017	1,399
USD	13,246	CAD	17,000	MS	12/04/2017	65
USD	33,839	EUR	29,000	MS	12/04/2017	2

						22,057

CAD	39,000	USD	30,825	MS	11/02/2017	(595)
EUR	1,075,000	USD	1,252,321	MS	11/02/2017	(108)
GBP	15,000	USD	19,936	MS	11/02/2017	(13)
USD	116,860	GBP	88,000	MS	11/02/2017	(18)
USD	1,252,335	EUR	1,075,000	MS	12/04/2017	(1,953)
USD	99,043	GBP	75,000	MS	12/04/2017	(655)

						(3,342)

				Net unrealized appreciation		$18,715

Counterparty:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,398,231	$—	$—	$1,398,231
Money market funds	623	—	—	623

Total	$1,398,854	$—	$—	$1,398,854

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$22,057	$—	$22,057
Liabilities:
Forward currency contracts	—	(3,342)	—	(3,342)

Total	$—	$18,715	$—	$18,715

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$1,222,553

Total cost of investments in securities	$1,222,553

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$1,398,854
Receivables:
Dividends	1
Unrealized appreciation on forward currency contracts (Note 1)	22,057

Total Assets	1,420,912

LIABILITIES
Payables:
Investment securities purchased	21,257
Unrealized depreciation on forward currency contracts (Note 1)	3,342
Investment advisory fees (Note 2)	35

Total Liabilities	24,634

NET ASSETS	$1,396,278

Net assets consist of:
Paid-in capital	$1,271,148
Accumulated net realized loss	(69,886)
Net unrealized appreciation	195,016

NET ASSETS	$1,396,278

Shares outstanding[a]	50,000

Net asset value per share	$27.93

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$10,355

Total investment income	10,355

EXPENSES
Investment advisory fees (Note 2)	7,754
Proxy fees	29

Total expenses	7,783
Less investment advisory fees waived (Note 2)	(7,383)

Net expenses	400

Net investment income	9,955

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	11,383
Forward currency transactions	(50,912)

Net realized loss	(39,529)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	164,305
Forward currency contracts	(11,642)

Net change in unrealized appreciation/depreciation	152,663

Net realized and unrealized gain	113,134

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,089

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,955	$18,944
Net realized gain (loss)	(39,529)	345,056
Net change in unrealized appreciation/depreciation	152,663	36,233

Net increase in net assets resulting from operations	123,089	400,233

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,067)	(70,668)
From net realized gain	—	(58,472)

Total distributions to shareholders	(13,067)	(129,140)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	7,295,994
Cost of shares redeemed	—	(8,778,616)

Net decrease in net assets from capital share transactions	—	(1,482,622)

INCREASE (DECREASE) IN NET ASSETS	110,022	(1,211,529)

NET ASSETS
Beginning of year	1,286,256	2,497,785

End of year	$1,396,278	$1,286,256

SHARES ISSUED AND REDEEMED
Shares sold	—	300,000
Shares redeemed	—	(350,000)

Net decrease in shares outstanding	—	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Jul. 28, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.73	$24.98	$25.08

Income from investment operations:
Net investment income[b]	0.20	0.08	0.19
Net realized and unrealized gain (loss)[c]	2.26	1.39	(0.10)

Total from investment operations	2.46	1.47	0.09

Less distributions from:
Net investment income	(0.26)	(0.31)	(0.19)
Net realized gain	—	(0.41)	—

Total distributions	(0.26)	(0.72)	(0.19)

Net asset value, end of period	$27.93	$25.73	$24.98

Total return	9.63%	6.02%	0.37%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,396	$1,286	$2,498
Ratio of expenses to average net assets[e,f]	0.03%	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets[e]	0.74%	0.34%	2.99%
Portfolio turnover rate[g,h]	8%	9%	1%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. The ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 48 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Currency Hedged International High Yield Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Fund. The financial statements and schedule of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.58%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are the Fund’s total annual operating expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares International High Yield Bond ETF (“HYXU”), after taking into account any fee waivers by HYXU, plus 0.03%.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $108,232 and $175,046, respectively.

There were no in-kind transactions (see Note 4) for the year ended October 31, 2017.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

5.	FORWARD CURRENCY CONTRACTS

The Fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of October 31, 2017 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation	$22,057

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation	$3,342

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended October 31, 2017 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts	$(50,912)	$(11,642)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended October 31, 2017:

Average amounts purchased in U.S. dollars	$2,158,288
Average amounts sold in U.S. dollars	$3,494,050

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for NDFs, the forward currency contracts held by the Fund generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contracts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statement of assets and liabilities as of October 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$22,057	$(3,342)	$18,715

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$3,342	$(3,342)	$—

6.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to distributions paid in excess of taxable income, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(3,112)	$3,112	$—

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$13,067	$96,434
Long-term capital gain	—	32,706

	$13,067	$129,140

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$ (50,959)	$176,089	$125,130

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of October 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $50,959 available to offset future realized capital gains.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and the

Shareholders of the iShares Currency Hedged International High Yield Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Currency Hedged International High Yield Bond ETF (constituting a fund of the iShares Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period July 28, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Tax Information (Unaudited)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

For the fiscal year ended October 31, 2017, the Fund intends to pass through to its shareholders foreign source income of $10,355 earned by the underlying fund.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.190393	$—	$0.070937	$0.261330	73%	—%	27%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	29

Supplemental Information (Unaudited) (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 28, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.18%
Greater than 1.5% and Less than 2.0%	1	0.18
Greater than 1.0% and Less than 1.5%	1	0.18
Greater than 0.5% and Less than 1.0%	24	4.36
Greater than 0.0% and Less than 0.5%	267	48.56
At NAV	12	2.18
Less than 0.0% and Greater than –0.5%	204	37.10
Less than –0.5% and Greater than –1.0%	29	5.27
Less than –1.0% and Greater than –1.5%	8	1.45
Less than –1.5% and Greater than –2.0%	2	0.36
Less than –2.0%	1	0.18

	550	100.00%

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).
Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).
Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Audited Financial Statements

October 31, 2017

iShares, Inc.

iShares International High Yield Bond ETF  |  HYXU  |  Cboe BZX

Schedule of Investments

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal or Shares (000s)		Value
COMMON STOCKS — 0.00%

SOUTH AFRICA — 0.00%
Sentry Holdings Ltd. Class Aa		25	$—

TOTAL COMMON STOCKS
(Cost: $159,437)			—

CORPORATE BONDS & NOTES — 96.51%

AUSTRALIA — 0.41%
Origin Energy Finance Ltd.
VRN, (5 year EUR Swap + 3.670%)
4.00%, 09/16/74 (Call 09/16/19)[b,c]	EUR	300	366,279

			366,279
AUSTRIA — 1.04%
Raiffeisen Bank International AG
6.00%, 10/16/23[c]	EUR	200	283,370
6.63%, 05/18/21	EUR	200	276,023
VRN, (5 year EUR Swap + 3.300%)
4.50%, 02/21/25 (Call 02/21/20)[b,c]	EUR	100	124,814
VRN, (5 year EUR Swap + 4.840%)
5.88%, 04/27/23 (Call 04/27/18)[b,c]	EUR	100	119,627
Raiffeisenlandesbank Niederoesterreich-Wien AG
5.88%, 11/27/23[c]	EUR	100	131,483

			935,317
BELGIUM — 0.43%
Barry Callebaut Services NV
2.38%, 05/24/24 (Call 02/24/24)[c]		200	248,081
5.63%, 06/15/21[c]	EUR	100	138,299

			386,380
CANADA — 1.47%
Baytex Energy Corp.
6.63%, 07/19/22 (Call 11/30/17)	CAD	125	94,543
Bombardier Inc.
6.13%, 05/15/21[c]	EUR	300	377,597
Brookfield Residential Properties Inc.
6.13%, 05/15/23 (Call 05/15/18)[c]	CAD	75	60,442
Cascades Inc.
5.50%, 07/15/21 (Call 11/30/17)[d]	CAD	50	40,278

Security	Principal (000s)		Value
Cott Corp.
5.50%, 07/01/24 (Call 07/01/19)[c]	EUR	200	$255,885
Iron Mountain Canada Operations ULC
5.38%, 09/15/23[c]	CAD	100	81,101
Mattamy Group Corp.
6.50%, 10/01/25 (Call 10/01/20)[d]	CAD	100	80,482
Quebecor Media Inc.
6.63%, 01/15/23[d]	CAD	175	148,820
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 11/30/17)[a,d,e]	CAD	50	4
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	125	103,936
5.75%, 01/15/26 (Call 09/15/20)[c]	CAD	100	83,125

			1,326,213
CYPRUS — 0.14%
Bank of Cyprus PCL
VRN, (5 year EUR Swap + 9.176%)
9.25%, 01/19/27 (Call 01/19/22)[b,c]	EUR	100	126,700

			126,700
DENMARK — 0.40%
TDC A/S
VRN, (5 year EUR Swap + 3.110%)
3.50%, 02/26/49 (Call 02/26/21)[b,c]	EUR	300	364,999

			364,999
FINLAND — 1.73%
Nokia OYJ
1.00%, 03/15/21 (Call 02/15/21)[c]	EUR	200	235,573
2.00%, 03/15/24 (Call 12/15/23)[c]	EUR	300	356,985
Stora Enso OYJ
2.13%, 06/16/23 (Call 03/16/23)[c]	EUR	100	122,468
2.50%, 06/07/27 (Call 03/07/27)[c]	EUR	100	118,362
Teollisuuden Voima OYJ
2.13%, 02/04/25 (Call 11/04/24)[c]	EUR	200	233,104
2.50%, 03/17/21[c]	EUR	200	244,806
2.63%, 01/13/23[c]	EUR	200	245,018

			1,556,316
FRANCE — 11.67%
Areva SA
3.25%, 09/04/20[c]	EUR	300	370,812

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
3.50%, 03/22/21	EUR	200	$249,341
4.38%, 11/06/19	EUR	200	250,521
Casino Guichard Perrachon SA
1.87%, 06/13/22 (Call 03/13/22)[c]	EUR	200	239,260
3.58%, 02/07/25 (Call 11/07/24)[c]	EUR	100	123,968
4.05%, 08/05/26 (Call 05/05/26)[c]	EUR	200	254,555
4.41%, 08/06/19[c]	EUR	200	250,532
4.50%, 03/07/24 (Call 12/07/23)[c]	EUR	400	526,183
4.56%, 01/25/23[c]	EUR	300	397,676
5.24%, 03/09/20	EUR	200	260,087
5.98%, 05/26/21[c]	EUR	300	411,077
CMA CGM SA
5.25%, 01/15/25 (Call 10/15/20)[c]	EUR	200	237,650
6.50%, 07/15/22 (Call 07/15/19)[c]	EUR	200	250,344
7.75%, 01/15/21 (Call 01/15/18)[c]	EUR	300	368,003
Europcar Groupe SA
5.75%, 06/15/22 (Call 06/15/18)[c]	EUR	100	123,054
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[c]	EUR	200	240,108
3.63%, 06/15/23 (Call 06/15/19)[c]	EUR	300	369,082
Loxam SAS
3.50%, 04/15/22 (Call 04/15/19)[c]	EUR	100	122,458
3.50%, 05/03/23 (Call 05/03/19)[c]	EUR	100	121,606
4.25%, 04/15/24 (Call 04/15/20)[c]	EUR	100	124,799
4.88%, 07/23/21 (Call 11/10/17)[c]	EUR	73	87,388
6.00%, 04/15/25 (Call 04/15/20)[c]	EUR	100	127,277
7.00%, 07/23/22 (Call 11/30/17)[c]	EUR	100	123,337
NEW Areva Holding SA
3.13%, 03/20/23 (Call 12/20/22)[c]	EUR	300	366,939
4.88%, 09/23/24	EUR	400	525,010
Peugeot SA
2.00%, 03/23/24[c]	EUR	275	330,927
2.38%, 04/14/23[c]	EUR	250	309,376
6.50%, 01/18/19[c]	EUR	100	125,558
Rexel SA
2.63%, 06/15/24 (Call 03/15/20)[c]	EUR	125	149,623
3.25%, 06/15/22 (Call 06/15/18)[c]	EUR	200	240,184
3.50%, 06/15/23 (Call 06/15/19)[c]	EUR	200	245,039
SFR Group SA
5.38%, 05/15/22 (Call 11/30/17)[c]	EUR	300	365,011
5.63%, 05/15/24 (Call 05/15/19)[c]	EUR	500	633,256
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[c]	EUR	100	119,319

Security	Principal (000s)		Value
Synlab Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[c]	EUR	300	$371,876
Synlab Unsecured Bondco PLC
8.25%, 07/01/23 (Call 07/01/18)[c]	EUR	150	191,840
Tereos Finance Groupe I SA
4.13%, 06/16/23 (Call 03/16/23)[c]	EUR	200	246,752
4.25%, 03/04/20 (Call 03/04/19)	EUR	100	121,609
Vallourec SA
2.25%, 09/30/24[c]	EUR	200	191,647
3.25%, 08/02/19[c]	EUR	100	120,607
6.63%, 10/15/22 (Call 10/15/20)[c]	EUR	200	240,344

			10,524,035
GERMANY — 8.94%
CBR Fashion Finance BV
5.13%, 10/01/22 (Call 10/01/19)[c]	EUR	100	117,378
Deutsche Lufthansa AG
VRN, (5 year EUR Swap + 4.783%)
5.13%, 08/12/75 (Call 02/12/21)[b,c]	EUR	200	256,896
Hapag-Lloyd AG
5.13%, 07/15/24 (Call 07/15/20)[c]	EUR	200	245,167
6.75%, 02/01/22 (Call 02/01/19)[c]	EUR	200	253,485
K+S AG
2.63%, 04/06/23 (Call 01/06/23)[c]	EUR	300	365,555
3.00%, 06/20/22[c]	EUR	200	247,686
4.13%, 12/06/21[c]	EUR	200	262,271
LANXESS AG
VRN, (5 year EUR Swap + 4.510%)
4.50%, 12/06/76 (Call 06/06/23)[b,c]	EUR	200	258,737
METRO AG
1.38%, 10/28/21[c]	EUR	200	242,722
1.50%, 03/19/25[c]	EUR	200	237,018
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	200	255,162
RWE AG
VRN, (5 year EUR Swap + 2.643%)
2.75%, 04/21/75 (Call 10/21/20)[b,c]	EUR	200	241,975
VRN, (5 year EUR Swap + 3.245%)
3.50%, 04/21/75 (Call 04/21/25)[b,c]	EUR	200	244,666

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
thyssenkrupp AG
1.38%, 03/03/22 (Call 12/03/21)[c]	EUR	350	$417,275
1.75%, 11/25/20 (Call 08/25/20)[c]	EUR	200	242,282
2.50%, 02/25/25[c]	EUR	200	252,477
2.75%, 03/08/21 (Call 12/08/20)[c]	EUR	400	497,917
3.13%, 10/25/19 (Call 07/25/19)[c]	EUR	300	367,930
4.00%, 08/27/18	EUR	300	360,737
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[c]	EUR	200	242,420
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)[c]	EUR	200	245,066
4.00%, 01/15/25 (Call 01/15/20)[c]	EUR	400	496,082
4.63%, 02/15/26 (Call 02/15/21)[c]	EUR	200	255,122
5.13%, 01/21/23 (Call 01/21/18)[c]	EUR	146	175,829
5.63%, 04/15/23 (Call 04/15/18)[c]	EUR	70	85,732
5.75%, 01/15/23 (Call 01/15/18)[c]	EUR	73	88,222
ZF North America Capital Inc.
2.25%, 04/26/19[c]	EUR	500	600,592
2.75%, 04/27/23[c]	EUR	400	503,493

			8,059,894
GREECE — 0.55%
OTE PLC
3.50%, 07/09/20[c]	EUR	300	369,222
4.38%, 12/02/19[c]	EUR	100	124,254

			493,476
IRELAND — 3.14%
Allied Irish Banks PLC
VRN, (5 year EUR Swap + 3.950%)
4.13%, 11/26/25 (Call 11/26/20)[b,c]	EUR	300	377,223
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.75%, 03/15/24 (Call 03/15/20)[c]	EUR	225	270,212
4.13%, 05/15/23 (Call 05/15/19)[c]	EUR	200	247,831
4.75%, 07/15/27 (Call 07/15/22)[c]	GBP	200	270,598
6.75%, 05/15/24 (Call 05/15/19)[c]	EUR	200	260,315
Bank of Ireland
10.00%, 12/19/22[c]	EUR	100	164,446
VRN, (5 year EUR Swap + 3.550%)
4.25%, 06/11/24 (Call 06/11/19)[b,c]	EUR	200	245,808

Security	Principal (000s)		Value
Bank of Ireland Group PLC
VRN, (5 year UK Government Bond + 2.700%)
3.13%, 09/19/27 (Call 09/19/22)[b,c]	GBP	100	$131,346
Europcar Drive Designated Activity Co.
4.13%, 11/15/24 (Call 11/15/20)[c]	EUR	100	119,505
Smurfit Kappa Acquisitions ULC
2.38%, 02/01/24 (Call 11/01/23)[c]	EUR	200	244,311
2.75%, 02/01/25 (Call 11/01/24)[c]	EUR	100	122,819
3.25%, 06/01/21 (Call 03/10/21)[c]	EUR	200	252,858
4.13%, 01/30/20[c]	EUR	100	126,743

			2,834,015
ITALY— 21.96%
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[c]	EUR	300	362,888
Banca Popolare di Milano Scarl
7.13%, 03/01/21[c]	EUR	100	131,003
Banco BPM SpA
2.75%, 07/27/20[c]	EUR	400	489,242
4.25%, 01/30/19[c]	EUR	100	121,897
VRN, (5 year EUR Swap + 4.179%)
4.38%, 09/21/27 (Call 09/21/22)[b,c]	EUR	300	358,215
Banco Popolare SC
2.63%, 09/21/18[c]	EUR	100	118,799
3.50%, 03/14/19[c]	EUR	500	606,260
6.00%, 11/05/20[c]	EUR	200	254,364
6.38%, 05/31/21[c]	EUR	100	128,577
BPER Banca
VRN, (5 year EUR Swap + 4.910%)
5.13%, 05/31/27 (Call 05/31/22)[b,c]	EUR	200	242,157
Enel SpA
VRN, (5 year EUR Swap + 3.648%)
5.00%, 01/15/75 (Call 01/15/20)[b,c]	EUR	400	508,053
VRN, (5 year EUR Swap + 5.242%)
6.50%, 01/10/74 (Call 01/10/19)[b,c]	EUR	300	374,192
Fiat Chrysler Finance Europe SA
4.75%, 03/22/21[c]	EUR	400	522,621
4.75%, 07/15/22[c]	EUR	500	668,783
6.75%, 10/14/19[c]	EUR	400	523,602

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Iccrea Banca SpA
1.50%, 02/21/20[c]	EUR	200	$236,349
1.50%, 10/11/22[c]	EUR	100	117,121
1.88%, 11/25/19[c]	EUR	200	238,628
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[c]	EUR	300	374,629
Intesa Sanpaolo SpA
2.86%, 04/23/25[c]	EUR	300	362,872
3.93%, 09/15/26[c]	EUR	400	515,982
5.00%, 09/23/19[c]	EUR	200	252,753
5.15%, 07/16/20	EUR	400	522,064
6.63%, 09/13/23[c]	EUR	500	735,274
Leonardo SpA
1.50%, 06/07/24 (Call 03/07/24)[c]	EUR	225	268,229
4.50%, 01/19/21	EUR	200	264,596
5.25%, 01/21/22	EUR	400	556,803
8.00%, 12/16/19	GBP	100	151,026
Mediobanca SpA
5.00%, 11/15/20	EUR	200	261,799
5.75%, 04/18/23	EUR	200	271,855
Saipem Finance International BV
2.75%, 04/05/22[c]	EUR	200	241,655
3.00%, 03/08/21[c]	EUR	200	248,223
3.75%, 09/08/23[c]	EUR	200	251,728
Salini Costruttori SpA
6.13%, 08/01/18	EUR	100	121,653
Salini Impregilo SpA
1.75%, 10/26/24[c]	EUR	150	174,493
3.75%, 06/24/21[c]	EUR	100	128,443
Telecom Italia SpA
2.38%, 10/12/27 (Call 07/12/27)[c]	EUR	100	118,801
4.88%, 09/25/20[c]	EUR	100	132,313
5.25%, 02/10/22[c]	EUR	300	418,192
6.13%, 12/14/18	EUR	100	124,387
Telecom Italia SpA/Milano
2.50%, 07/19/23[c]	EUR	200	251,315
3.00%, 09/30/25[c]	EUR	200	255,705
3.25%, 01/16/23[c]	EUR	200	260,273
3.63%, 01/19/24[c]	EUR	200	265,224
3.63%, 05/25/26[c]	EUR	200	266,455
4.50%, 01/25/21[c]	EUR	100	132,494
5.38%, 01/29/19[c]	EUR	200	248,418
6.38%, 06/24/19	GBP	150	215,475

Security	Principal (000s)		Value
UniCredit SpA
6.13%, 04/19/21[c]	EUR	100	$135,706
6.70%, 06/05/18[c]	EUR	100	120,918
6.95%, 10/31/22[c]	EUR	500	726,346
VRN, (5 year EUR Swap + 4.100%)
5.75%, 10/28/25 (Call 10/28/20)[b,c]	EUR	400	523,053
VRN, (5 year EUR Swap + 4.316%)
4.38%, 01/03/27 (Call 01/03/22)[b,c]	EUR	400	508,292
Unione di Banche Italiane SpA
VRN, (5 year EUR Swap + 4.182%)
4.25%, 05/05/26 (Call 05/05/21)[b,c]	EUR	300	365,089
VRN, (5 year EUR Swap + 4.240%)
4.45%, 09/15/27 (Call 09/15/22)[b,c]	EUR	200	245,797
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[c]	EUR	400	478,047
4.38%, 03/05/21[c]	EUR	100	128,820
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 11/10/17)[c]	EUR	900	1,058,593
7.00%, 04/23/21 (Call 11/30/17)[c]	EUR	700	845,177
Wind Tre SpA
2.63%, 01/20/23 (Call 11/03/19)[c]	EUR	125	146,274
3.13%, 01/20/25 (Call 11/03/20)[c]	EUR	100	116,844

			19,794,836
JAPAN — 2.77%
SoftBank Group Corp.
3.13%, 09/19/25 (Call 06/21/25)[c]	EUR	500	588,533
4.00%, 07/30/22 (Call 04/30/22)[c]	EUR	200	254,729
4.00%, 09/19/29 (Call 06/21/29)[c]	EUR	300	349,239
4.63%, 04/15/20[c]	EUR	300	381,856
4.75%, 07/30/25 (Call 04/30/25)[c]	EUR	500	654,085
5.25%, 07/30/27 (Call 04/30/27)[c]	EUR	200	266,162

			2,494,604
LUXEMBOURG — 5.39%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[c]	EUR	300	367,218
Altice Finco SA
4.75%, 01/15/28 (Call 10/15/22)[c]	EUR	200	234,983
9.00%, 06/15/23 (Call 06/15/18)[c]	EUR	100	127,737

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[c]	EUR	300	$386,156
7.25%, 05/15/22 (Call 11/30/17)[c]	EUR	800	992,454
ArcelorMittal
2.88%, 07/06/20[c]	EUR	200	249,655
3.00%, 03/25/19[c]	EUR	300	363,742
3.00%, 04/09/21[c]	EUR	200	253,144
3.13%, 01/14/22[c]	EUR	300	385,881
Garfunkelux Holdco 3 SA
7.50%, 08/01/22 (Call 08/01/18)[c]	EUR	100	124,889
8.50%, 11/01/22 (Call 11/01/18)[c]	GBP	200	286,496
FRN, (3 Mo. Euribor + 3.50%) 3.50%, 09/01/23 (Call 09/01/18)[c,f]	EUR	100	116,582
INEOS Group Holdings SA
5.38%, 08/01/24 (Call 08/01/19)[c]	EUR	200	252,541
Matterhorn Telecom Holding SA
4.88%, 05/01/23 (Call 05/01/18)[c]	EUR	100	120,249
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[c]	EUR	400	480,728
Picard Bondco SA
7.75%, 02/01/20 (Call 11/30/17)[c]	EUR	100	121,224

			4,863,679
NETHERLANDS — 3.12%
Axalta Coating Systems LLC
4.25%, 08/15/24 (Call 08/15/19)[c]	EUR	100	125,439
Constellium NV
4.63%, 05/15/21 (Call 11/30/17)[c]	EUR	100	118,964
SNS Bank NV
6.25%, 10/26/20[a,e]	EUR	50	—
United Group BV
4.38%, 07/01/22 (Call 07/01/19)[c]	EUR	200	243,903
4.88%, 07/01/24 (Call 07/01/20)[c]	EUR	200	244,008
UPC Holding BV
3.88%, 06/15/29 (Call 06/15/22)[c]	EUR	300	337,560
UPCB Finance IV Ltd.
4.00%, 01/15/27 (Call 01/15/21)[c]	EUR	200	247,933
UPCB Finance VII Ltd.
3.63%, 06/15/29 (Call 06/15/22)[c]	EUR	200	233,822
Ziggo Bond Co. BV
7.13%, 05/15/24 (Call 05/15/19)[c]	EUR	300	393,180
Ziggo Bond Finance BV
4.63%, 01/15/25 (Call 01/15/20)[c]	EUR	100	124,320

Security	Principal (000s)		Value
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	300	$367,411
4.25%, 01/15/27 (Call 01/15/22)[c]	EUR	300	373,457

			2,809,997
PORTUGAL — 0.43%
EDP – Energias de Portugal SA
VRN, (5 year EUR Swap + 5.043%)
5.38%, 09/16/75 (Call 03/16/21)[b,c]	EUR	300	390,576

			390,576
SINGAPORE — 0.68%
Lincoln Finance Ltd.
6.88%, 04/15/21 (Call 04/15/18)[c]	EUR	500	614,875

			614,875
SPAIN — 5.53%
Banco de Credito Social Cooperativo SA
VRN, (5 year EUR Swap + 7.591%)
7.75%, 06/07/27 (Call 06/07/22)[b,c]	EUR	100	112,743
Banco de Sabadell SA
5.63%, 05/06/26[c]	EUR	200	270,909
6.25%, 04/26/20	EUR	100	129,966
Bankia SA
VRN, (5 year EUR Swap + 3.166%)
4.00%, 05/22/24 (Call 05/22/19)[b,c]	EUR	300	364,280
VRN, (5 year EUR Swap + 3.350%)
3.38%, 03/15/27 (Call 03/15/22)[b,c]	EUR	200	244,765
Bankinter SA
VRN, (5 year EUR Swap + 2.400%)
2.50%, 04/06/27 (Call 04/06/22)[b,c]	EUR	200	240,090
CaixaBank SA
VRN, (5 year EUR Swap + 2.350%)
2.75%, 07/14/28 (Call 07/14/23)[b,c]	EUR	400	476,573
VRN, (5 year EUR Swap + 3.350%)
3.50%, 02/15/27 (Call 02/15/22)[b,c]	EUR	400	494,508
VRN, (5 year EUR Swap + 3.950%)
5.00%, 11/14/23 (Call 11/14/18)[b,c]	EUR	200	242,950

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Cellnex Telecom SA
2.38%, 01/16/24 (Call 10/16/23)[c]	EUR	300	$364,453
2.88%, 04/18/25 (Call 01/18/25)[c]	EUR	100	123,668
3.13%, 07/27/22[c]	EUR	200	257,070
Cirsa Funding Luxembourg SA
5.75%, 05/15/21 (Call 05/15/18)[c]	EUR	100	122,873
5.88%, 05/15/23 (Call 05/15/18)[c]	EUR	200	245,422
Grifols SA
3.20%, 05/01/25 (Call 05/01/20)[c]	EUR	400	473,153
Grupo Isolux Corsan SA
3.00%, 12/30/21 (Call 11/30/17)[e]	EUR	141	2,459
Ibercaja Banco SA
VRN, (5 year EUR Swap + 4.551%)
5.00%, 07/28/25 (Call 07/28/20)[b,c]	EUR	200	238,564
Liberbank SA
VRN, (5 year EUR Swap + 6.701%)
6.88%, 03/14/27 (Call 03/14/22)[b,c]	EUR	100	124,867
Repsol International Finance BV
VRN, (10 year EUR Swap + 4.200%)
4.50%, 03/25/75 (Call 03/25/25)[b,c]	EUR	350	454,170

			4,983,483
SWEDEN — 1.83%
Intrum Justitia AB
2.75%, 07/15/22 (Call 07/15/19)[c]	EUR	600	715,273
3.13%, 07/15/24 (Call 07/15/20)[c]	EUR	300	358,072
Perstorp Holding AB
7.63%, 06/30/21 (Call 11/18/18)[c]	EUR	100	126,372
Telefonaktiebolaget LM Ericsson Series 7Y
1.88%, 03/01/24[c]	EUR	200	228,819
Verisure Holding AB
6.00%, 11/01/22 (Call 11/01/18)[c]	EUR	180	225,901

			1,654,437
SWITZERLAND — 1.07%
Dufry Finance SCA
4.50%, 07/15/22 (Call 11/30/17)[c]	EUR	300	361,852
4.50%, 08/01/23 (Call 08/01/18)[c]	EUR	200	247,567
Dufry One BV
2.50%, 10/15/24 (Call 10/15/20)[c]	EUR	300	357,348

			966,767

Security	Principal (000s)		Value
UNITED KINGDOM — 10.64%
Ardonagh Midco 3 PLC
8.38%, 07/15/23 (Call 07/15/20)[c]	GBP	100	$137,243
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/18)[c]	GBP	100	139,951
Boparan Finance PLC
4.38%, 07/15/21 (Call 11/30/17)[c]	EUR	100	111,374
5.50%, 07/15/21 (Call 11/10/17)[c]	GBP	200	250,909
Cabot Financial Luxembourg SA
7.50%, 10/01/23 (Call 10/01/19)[c]	GBP	100	145,461
CNH Industrial Finance Europe SA
1.38%, 05/23/22 (Call 02/23/22)[c]	EUR	200	241,415
1.75%, 09/12/25 (Call 06/12/25)[c]	EUR	200	241,683
2.88%, 05/17/23[c]	EUR	200	259,604
EC Finance PLC
5.13%, 07/15/21 (Call 11/02/17)[c]	EUR	100	119,449
Fastighets AB Balder
VRN, (5 year EUR Swap + 2.895%)
3.00%, 03/07/78 (Call 03/07/23)[b,c]	EUR	100	118,387
Fiat Chrysler Automobiles NV
3.75%, 03/29/24[c]	EUR	500	640,643
Heathrow Finance PLC
3.88%, 03/01/27[c]	GBP	100	131,369
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[c]	EUR	300	361,308
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 11/10/17)[c]	GBP	200	277,154
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24[c]	EUR	200	236,800
2.75%, 01/24/21[c]	GBP	100	134,809
3.88%, 03/01/23[c]	GBP	100	139,028
5.00%, 02/15/22[c]	GBP	200	291,216
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[c]	GBP	200	160,081
Royal Bank of Scotland Group PLC
VRN, (5 year EUR Swap + 2.650%)
3.63%, 03/25/24 (Call 03/25/19)[b,c]	EUR	400	482,281
Tesco Corporate Treasury Services PLC
1.38%, 07/01/19[c]	EUR	300	357,491
2.13%, 11/12/20 (Call 08/12/20)[c]	EUR	200	245,880
2.50%, 07/01/24[c]	EUR	300	376,722

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Tesco PLC
3.38%, 11/02/18[c]	EUR	100	$120,408
6.13%, 02/24/22	GBP	400	614,501
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[c]	EUR	100	121,697
Thomas Cook Group PLC
6.25%, 06/15/22 (Call 06/15/19)[c]	EUR	300	381,866
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[c]	EUR	200	246,108
6.38%, 10/15/24 (Call 10/15/19)[c]	GBP	100	143,796
7.00%, 04/15/23 (Call 04/15/18)[c]	GBP	100	140,795
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24 (Call 09/15/19)[c]	GBP	300	414,545
Series SEP
5.50%, 09/15/24 (Call 09/15/19)[c]	GBP	200	276,420
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)[c]	GBP	200	275,814
5.00%, 04/15/27 (Call 04/15/22)[c]	GBP	300	413,807
5.13%, 01/15/25 (Call 01/15/20)[c]	GBP	200	280,245
6.00%, 01/15/25 (Call 01/15/21)[c,g]	GBP	100	153,771
6.25%, 03/28/29 (Call 01/15/21)[c]	GBP	200	289,557
Viridian Group FinanceCo PLC/Viridian Power and Energy
4.00%, 09/15/25 (Call 09/15/20)[c]	EUR	100	117,432

			9,591,020
UNITED STATES — 13.17%
Adient Global Holdings Ltd.
3.50%, 08/15/24 (Call 05/15/24)[c]	EUR	400	491,771
AMC Entertainment Holdings Inc.
6.38%, 11/15/24 (Call 11/15/19)	GBP	200	272,330
Aramark International Finance Sarl
3.13%, 04/01/25 (Call 04/01/20)[c]	EUR	100	121,581
Avantor Inc.
4.75%, 10/01/24 (Call 10/01/20)[c]	EUR	200	237,253
Avis Budget Finance PLC
4.13%, 11/15/24 (Call 11/15/19)[c]	EUR	100	118,852
4.50%, 05/15/25 (Call 05/15/20)[c]	EUR	100	119,100
Axalta Coating Systems Dutch Holding B BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	200	249,895

Security	Principal (000s)		Value
Ball Corp.
3.50%, 12/15/20	EUR	100	$127,858
4.38%, 12/15/23	EUR	300	400,727
Chemours Co. (The)
6.13%, 05/15/23 (Call 05/15/18)	EUR	100	124,468
CNH Industrial Finance Europe SA
2.75%, 03/18/19[c]	EUR	300	362,840
2.88%, 09/27/21[c]	EUR	200	257,178
Crown European Holdings SA
2.63%, 09/30/24 (Call 03/31/24)[c]	EUR	300	362,438
3.38%, 05/15/25 (Call 11/15/24)[c]	EUR	200	248,348
4.00%, 07/15/22 (Call 04/15/22)[c]	EUR	200	261,346
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[c]	EUR	100	121,717
Equinix Inc.
2.88%, 10/01/25 (Call 10/01/20)	EUR	400	477,759
Federal-Mogul Holdings LLC
4.88%, 04/15/22 (Call 04/15/19)[c]	EUR	225	267,501
Federal-Mogul LLC/Federal-Mogul Financing Corp.
5.00%, 07/15/24 (Call 07/15/20)[c]	EUR	100	116,155
Goodyear Dunlop Tires Europe BV
3.75%, 12/15/23 (Call 12/15/18)[c]	EUR	100	122,066
Hanesbrands Finance Luxembourg SCA
3.50%, 06/15/24 (Call 03/15/24)[c]	EUR	200	251,823
Hertz Holdings Netherlands BV
4.38%, 01/15/19[c]	EUR	100	118,105
Huntsman International LLC
4.25%, 04/01/25 (Call 01/01/25)	EUR	100	131,905
5.13%, 04/15/21 (Call 01/15/21)	EUR	200	262,029
Infor U.S. Inc.
5.75%, 05/15/22 (Call 05/15/18)	EUR	100	121,263
International Game Technology PLC
4.75%, 03/05/20[c]	EUR	200	255,489
4.75%, 02/15/23 (Call 08/15/22)[c]	EUR	300	393,574
Iron Mountain Inc.
3.00%, 01/15/25 (Call 06/15/20)[c]	EUR	100	118,339
Levi Strauss & Co.
3.38%, 03/15/27 (Call 03/15/22)	EUR	200	245,018
LKQ Italia Bondco SpA
3.88%, 04/01/24 (Call 01/01/24)[c]	EUR	200	257,590

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
MPT Operating Partnership LP/MPT Finance Corp.
3.33%, 03/24/25 (Call 12/24/24)	EUR	200	$245,375
4.00%, 08/19/22 (Call 05/19/22)	EUR	200	258,847
Netflix Inc.
3.63%, 05/15/27[c]	EUR	500	597,457
OI European Group BV
3.13%, 11/15/24 (Call 08/15/24)[c]	EUR	300	365,552
4.88%, 03/31/21[c]	EUR	100	133,081
6.75%, 09/15/20[c]	EUR	100	137,597
Postmedia Network Inc.
8.25%, 07/15/21 (Call 11/30/17)[d]	CAD	3	1,838
PSPC Escrow Corp.
6.00%, 02/01/23 (Call 02/01/18)[c]	EUR	100	122,438
PVH Corp.
3.63%, 07/15/24 (Call 04/15/24)[c]	EUR	100	128,648
Quintiles IMS Inc.
2.88%, 09/15/25 (Call 09/15/20)[c]	EUR	200	236,213
3.25%, 03/15/25 (Call 03/15/20)[c]	EUR	500	602,998
3.50%, 10/15/24 (Call 10/15/19)[c]	EUR	300	367,399
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[c]	EUR	200	266,734
Silgan Holdings Inc.
3.25%, 03/15/25 (Call 03/15/20)[c]	EUR	200	241,848
Spectrum Brands Inc.
4.00%, 10/01/26 (Call 10/01/21)[c]	EUR	200	246,909
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[c]	EUR	550	541,106
WMG Acquisition Corp.
4.13%, 11/01/24 (Call 11/01/19)[c]	EUR	100	123,551
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[c]	EUR	200	240,443

			11,874,352

TOTAL CORPORATE BONDS & NOTES
(Cost: $86,812,051)			87,012,250

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[h,i]	1	$1,489

		1,489

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,489)		1,489

TOTAL INVESTMENTS IN SECURITIES — 96.51%
(Cost: $86,972,977)[j]		87,013,739
Other Assets, Less Liabilities — 3.49%		3,146,243

NET ASSETS — 100.00%		$90,159,982

CAD	— Canadian Dollar
EUR	— Euro
FRN	— Floating Rate Note
GBP	— British Pound
VRN	— Variable Rate Note

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Issuer is in default of interest payments.
[f]	Floating rate security. Rate shown is the rate in effect as of period end.
[g]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[h]	Affiliated issuer. See Schedule 1.
[i]	The rate quoted is the annualized seven-day yield of the fund at period end.
[j]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $86,980,242. Net unrealized appreciation was $33,497, of which $3,041,653 represented gross unrealized appreciation on investments and $3,008,156 represented gross unrealized depreciation on investments.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	4	—	(3)[b]	1	$1,489	$—	$—	$198

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$—	$—	$0	[a]	$0	[a]
Corporate bonds & notes	—	87,012,246	4		87,012,250
Money market funds	1,489	—	—		1,489

Total	$1,489	$87,012,246	$4		$87,013,739

[a]	Rounds to less than $1.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$86,971,488
Affiliated (Note 2)	1,489

Total cost of investments in securities	$86,972,977

Investments in securities, at fair value (Note 1):
Unaffiliated	$87,012,250
Affiliated (Note 2)	1,489
Foreign currency, at value[a]	3,213,692
Receivables:
Investment securities sold	727,598
Dividends and interest	1,319,546

Total Assets	92,274,575

LIABILITIES
Payables:
Investment securities purchased	2,083,882
Investment advisory fees (Note 2)	30,711

Total Liabilities	2,114,593

NET ASSETS	$90,159,982

Net assets consist of:
Paid-in capital	$93,837,479
Accumulated net realized loss	(3,701,754)
Net unrealized appreciation	24,257

NET ASSETS	$90,159,982

Shares outstanding[b]	1,700,000

Net asset value per share	$53.04

[a]	Cost of foreign currency: $3,239,283.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statement of Operations

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$198
Interest — unaffiliated	3,000,117

Total investment income	3,000,315

EXPENSES
Investment advisory fees (Note 2)	298,741
Proxy fees	1,354

Total expenses	300,095

Net investment income	2,700,220

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,784,744)
In-kind redemptions — unaffiliated	(9,153,084)
Foreign currency transactions	41,792

Net realized loss	(10,896,036)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	14,646,067
Translation of assets and liabilities in foreign currencies	43,617

Net change in unrealized appreciation/depreciation	14,689,684

Net realized and unrealized gain	3,793,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,493,868

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,700,220	$6,445,680
Net realized loss	(10,896,036)	(12,040,585)
Net change in unrealized appreciation/depreciation	14,689,684	9,692,594

Net increase in net assets resulting from operations	6,493,868	4,097,689

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(622,289)	(906,680)
Return of capital	(142,861)	(2,212,307)

Total distributions to shareholders	(765,150)	(3,118,987)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,160,679	27,637,363
Cost of shares redeemed	(91,525,582)	(59,575,641)

Net decrease in net assets from capital share transactions	(70,364,903)	(31,938,278)

DECREASE IN NET ASSETS	(64,636,185)	(30,959,576)

NET ASSETS
Beginning of year	154,796,167	185,755,743

End of year	$90,159,982	$154,796,167

Undistributed net investment income included in net assets at end of year	$—	$13

SHARES ISSUED AND REDEEMED
Shares sold	400,000	600,000
Shares redeemed	(2,000,000)	(1,300,000)

Net decrease in shares outstanding	(1,600,000)	(700,000)

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$46.91	$46.44	$52.90	$56.84	$52.01

Income from investment operations:
Net investment income[a]	1.77	1.82	1.84	2.43	3.15
Net realized and unrealized gain (loss)[b]	4.85	(0.47)	(6.57)	(3.55)	4.51

Total from investment operations	6.62	1.35	(4.73)	(1.12)	7.66

Less distributions from:
Net investment income	(0.40)	(0.26)	(0.05)	(2.82)	(2.83)
Net realized gain	—	—	(0.02)	—	—
Return of capital	(0.09)	(0.62)	(1.66)	—	—

Total distributions	(0.49)	(0.88)	(1.73)	(2.82)	(2.83)

Net asset value, end of year	$53.04	$46.91	$46.44	$52.90	$56.84

Total return	14.21%	2.95%	(9.02)%	(2.20)%	15.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$90,160	$154,796	$185,756	$142,827	$51,153
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees	n/a	0.51%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.62%	3.93%	3.85%	4.25%	5.85%
Portfolio turnover rate[c]	49%	24%	28%	25%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
International High Yield Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, the purchase and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $1,150,811 and $756,509, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $ 38,487,227 and $37,216,226, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $17,927,400 and $87,062,673, respectively.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(9,218,328)	$(2,077,944)	$11,296,272

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$622,289	$906,680
Return of capital	142,861	2,212,307

	$765,150	$3,118,987

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$(3,694,489)	$16,992	$(3,677,497)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $3,694,489 available to offset future realized capital gains.

For the year ended October 31, 2017, the Fund utilized $326,171 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and the Shareholders of the

iShares International High Yield Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares International High Yield Bond ETF (constituting a fund of iShares, Inc., hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Notes:

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1016-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares CMBS ETF | CMBS | NYSE Arca
➢	iShares GNMA Bond ETF | GNMA | NASDAQ
➢	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca
➢	iShares U.S. Treasury Bond ETF | GOVT | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CMBS ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.80%	0.74%	1.06%	0.80%	0.74%	1.06%
5 Years	2.17%	2.17%	2.48%	11.31%	11.34%	13.04%
Since Inception	2.90%	2.86%	3.30%	17.73%	17.52%	20.34%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.00	$1.27	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CMBS ETF

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Bloomberg Barclays U.S. CMBS (ERISA Only) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.80%, net of fees, while the total return for the Index was 1.06%.

The performance of the Index was limited by rising interest rates and significant new supply of commercial mortgage-backed securities (CMBS) late during the reporting period. Nevertheless, CMBS managed modest gains amid solid investor demand.

In terms of contribution to return by credit quality, AAA rated CMBS, which represented approximately 50% of the Index on average during the reporting period, contributed the most. Unrated and lower-rated CMBS also contributed meaningfully to performance, though they made up a small portion of the Index (about 10% on average during the reporting period). The remaining performance contribution came from CMBS backed by government-sponsored entities such as Fannie Mae, which represented nearly 40% of the Index on average.

Unlike residential mortgage-backed securities, CMBS are not subject to meaningful refinancing risk. Consequently, CMBS tend to be viewed as more attractive relative to residential MBS when interest rates are volatile, as they were during the reporting period.

From a fundamental perspective, the environment was generally positive across the commercial real estate market, though conditions softened late during the reporting period. For example, vacancy rates ticked up during the third quarter of 2017, but they remained low by historical standards in most property markets. Similarly, the pace of rent growth also slowed modestly but remained positive. In addition, prices for commercial properties reached a record high during the reporting period, finishing September 2017 nearly 25% above the high point established prior to the 2008-09 financial crisis.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aaa	87.72%
Aa	4.27
A	1.62
Baa	0.02
Not Rated	6.37

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments [2]

0-1 Year	0.08%
1-5 Years	14.12
5-10 Years	23.43
10-15 Years	0.49
More than 20 Years	61.88

TOTAL	100.00%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® GNMA BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.18%	0.22%	0.19%	0.18%	0.22%	0.19%
5 Years	1.38%	1.32%	1.70%	7.09%	6.80%	8.78%
Since Inception	1.42%	1.44%	1.79%	8.38%	8.51%	10.67%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.30	$0.61	$1,000.00	$1,024.60	$0.61	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GNMA BOND ETF

The iShares GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Bloomberg Barclays U.S. GNMA Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.18%, net of fees, while the total return for the Index was 0.19%.

The Index’s performance reflected the challenging environment for mortgage-backed securities (MBS) during the reporting period, as interest rates were volatile and rose overall. MBS tend to perform best when interest rates are relatively stable and when their comparatively higher coupon (the annual rate at which interest is paid on the security) make up a larger part of total return.

Mortgage rates generally follow the yield on the benchmark 10-year U.S. Treasury note. The 10-year U.S. Treasury yield rose from 1.84% at the beginning of the reporting period to 2.60% by mid-December 2016, seesawing again down to 2.05% by early September 2017 before finishing the reporting period at 2.38%. For context, as recently as July 2016, the 10-year U.S. Treasury yield had reached an all-time low below 1.40%.

MBS typically face challenges when interest rates change quickly because rapid interest rate moves lead to changes in refinancing activity for the underlying mortgages. Homeowners tend to refinance older, higher-interest-rate loans when mortgage rates decline, while rising mortgage rates reduce the likelihood of refinancing.

As mortgage rates increased during the reporting period, residential refinancing activity declined by almost 50% during the first half of 2017 compared with the first half of 2016. Nevertheless, historically low interest rates since the 2008-09 financial crisis and the resulting new loan originations and refinancing activity meant the Index was almost entirely composed of MBS with coupons below 5% during the reporting period, and roughly 65% of the Index had coupons of 3.5% or less. This concentration in a relatively narrow range of low-coupon MBS meant the Index was particularly susceptible to volatility in interest rates.

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*
5-10 Years	0.10%
10-15 Years	2.45
More than 20 Years	97.45

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/17

Security	Percentage of Total Investments*
Government National Mortgage Association, 3.50%, 11/01/47	27.51%
Government National Mortgage Association, 3.00%, 11/01/47	25.18
Government National Mortgage Association, 4.00%, 09/20/47	8.17
Government National Mortgage Association, 3.50%, 10/20/47	6.67
Government National Mortgage Association, 3.50%, 07/20/47	3.78

TOTAL	71.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® TREASURY FLOATING RATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.80%	0.84%	0.96%	0.80%	0.84%	0.96%
Since Inception	0.36%	0.36%	0.42%	1.34%	1.36%	1.60%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.10	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TREASURY FLOATING RATE BOND ETF

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Bloomberg Barclays US Treasury Floating Rate Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.80%, net of fees, while the total return for the Index was 0.96%.

The Index is composed of short-term U.S. Treasury securities with interest rates that reset on a weekly basis. Due to this periodic reset, floating-rate U.S. Treasury securities tend to increase in value in a rising interest rate environment, as their yields reset at higher interest rates, and they decrease in value when interest rates decrease, as their yields reset at lower interest rates.

The reporting period was characterized by rising interest rates, as the Fed increased short-term interest rates three times, in December 2016, March 2017, and June 2017. The Fed’s actions increased its short-term interest rate target from 0.50% to 1.25%. The interest rate increases were part of the Fed’s plan to gradually normalize interest rates after lowering them to near zero in the wake of the 2008-09 financial crisis.

Demand for floating-rate U.S. Treasury securities was high during the reporting period, driven by investors’ expectations for future Fed interest rate increases. Reflecting this demand and the rise in short-term interest rates during the reporting period, the interest rate for U.S. Treasury floating-rate bonds increased substantially, from 0.40% to 1.21%, based on U.S. Treasury data.

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*

0-1 Year	17.74%
1-5 Years	82.26

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/17

Security	Percentage of Total Investments*

U.S. Treasury Floating Rate Note, 1.18%, 04/30/19	43.90%
U.S. Treasury Floating Rate Note, 1.17%, 07/31/19	21.74
U.S. Treasury Floating Rate Note, 1.25%, 01/31/19	16.62
U.S. Treasury Floating Rate Note, 1.28%, 10/31/18	13.82
U.S. Treasury Floating Rate Note, 1.38%, 01/31/18	1.53

TOTAL	97.61%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. TREASURY BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.82)%	(0.86)%	(0.69)%	(0.82)%	(0.86)%	(0.69)%
5 Years	1.15%	1.16%	1.24%	5.89%	5.92%	6.37%
Since Inception	1.35%	1.35%	1.44%	7.99%	7.98%	8.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Index performance through June 30, 2016 reflects the performance of the Bloomberg Barclays U.S. Treasury Bond Index. Index performance beginning on July 1, 2016 reflects the performance of the ICE U.S. Treasury Core Bond Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,006.90	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TREASURY BOND ETF

The iShares U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the ICE U.S. Treasury Core Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was -0.82%, net of fees, while the total return for the Index was -0.69%.

The reporting period was characterized by a rising interest rate environment, which typically reduces the value of existing bonds. The Fed raised short-term interest rates three times during the reporting period, in December 2016, March 2017, and June 2017. The interest rate increases were part of the Fed’s plan to gradually normalize interest rates after lowering them to near zero in the wake of the 2008-09 financial crisis. These interest rate increases led to higher yields and declining prices on U.S. Treasury bonds, resulting in the negative performance of the Index for the reporting period.

In addition to the actual changes in short-term interest rates, investors priced in future interest rate increases from the Fed during the reporting period, as U.S. economic growth improved. Expectations of more Fed interest rate increases going forward acted as a drag on U.S. Treasury bond prices.

From the perspective of performance by maturity, the yield curve (a graphic representation of bond yields at different maturities) continued to flatten during the reporting period. Yields increased across all maturities, but the increase was smaller among longer-term bonds, reflecting diminished expectations for future economic growth and inflation. As a result, long-term U.S. Treasury bonds detracted the most from the Index’s performance for the reporting period, with bonds maturing in more than 10 years having the largest negative impact. U.S. Treasury bonds with a maturity date of between three and 10 years also detracted from the Index’s performance, while bonds with maturity dates of less than three years were fractional contributors to the Index’s return.

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*

1-5 Years	56.86%
5-10 Years	27.24
10-15 Years	0.49
15-20 Years	0.78
More than 20 Years	14.63

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/17

Security	Percentage of Total Investments*

U.S. Treasury Note/Bond, 1.25%, 11/30/18	4.75%
U.S. Treasury Note/Bond, 2.38%, 08/15/24	4.70
U.S. Treasury Note/Bond, 2.00%, 08/15/25	3.54
U.S. Treasury Note/Bond, 2.25%, 04/30/21	2.81
U.S. Treasury Note/Bond, 1.63%, 07/31/19	2.75

TOTAL	18.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 61.44%

MORTGAGE-BACKED SECURITIES — 61.44%
Banc of America Commercial Mortgage Trust
3.31%, 02/15/50	$1,000	$1,026,141
Series 2016-UB10, Class A4
3.17%, 07/15/49	800	807,762
Series 2017-BNK3, Class A4
3.57%, 02/15/50	1,000	1,043,542
Series 2017-BNK3, Class ASB
3.37%, 02/15/50	1,000	1,033,957
Barclays Commercial Mortgage Securities Trust
Series 2017-C1, Class A4
3.67%, 02/15/50	1,000	1,045,534
BBCMS Mortgage Trust
Series 2017-C1, Class A2
3.19%, 02/15/50	1,215	1,249,836
CD Commercial Mortgage Trust
Series 2016-CD2, Class A2
3.04%, 11/10/49	400	409,598
Series 2017-CD3, Class A4
3.63%, 02/10/50	230	240,794
Series 2017-CD3, Class AS
3.83%, 02/10/50	750	776,137
Series 2017-CD3, Class C
4.56%, 02/10/50[a]	300	320,024
CD Mortgage Trust
Series 2017-CD5, Class A4
3.43%, 08/15/50 (Call 07/11/27)	750	771,467
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A2
3.06%, 12/15/47	1	913
Series 2016-C3, Class A3
3.87%, 01/10/48	500	528,919
Series 2017-C8, Class A4
3.57%, 06/15/50	1,000	1,031,438
Series 2017-C8, Class B
4.20%, 06/15/50[a]	750	763,930
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A4
3.02%, 09/10/45	300	307,638

Security	Principal (000s)	Value
Series 2013-GC11, Class A3
2.82%, 04/10/46	$859	$869,145
Series 2013-GC11, Class AS
3.42%, 04/10/46	100	101,752
Series 2013-GC15, Class A4
4.37%, 09/10/46[a]	750	816,270
Series 2014-GC19, Class A4
4.02%, 03/10/47	500	534,074
Series 2014-GC21, Class A5
3.86%, 05/10/47	500	530,796
Series 2014-GC23
2.85%, 07/10/47	218	220,004
Series 2014-GC23, Class A4
3.62%, 07/10/47	750	787,498
Series 2014-GC23, Class AS
3.86%, 07/10/47	250	258,752
Series 2014-GC23, Class C
4.46%, 07/10/47[a]	250	253,554
Series 2014-GC25, Class AS
4.02%, 10/10/47	750	784,373
Series 2014-GC25, Class B
4.35%, 10/10/47[a]	100	105,465
Series 2015-GC27
3.14%, 02/10/48	750	758,023
Series 2015-GC27, Class AS
3.57%, 02/10/48	250	253,728
Series 2015-GC29, Class A2
2.67%, 04/10/48	500	504,732
Series 2015-GC29, Class C
4.15%, 04/10/48[a]	250	248,989
Series 2015-GC31, Class A4
3.76%, 06/10/48	750	789,983
Series 2015-GC33, Class A4
3.78%, 09/10/58	500	527,319
Series 2015-GC35, Class AAB
3.61%, 11/10/48	500	522,885
Series 2015-P1
3.72%, 09/15/48	750	787,706
Series 2016-C1, Class A4
3.21%, 05/10/49	650	660,605
Series 2016-GC37, Class A4
3.31%, 04/10/49	1,750	1,792,418
Series 2016-P3, Class A2
2.74%, 04/15/49	750	760,037

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2016-P5
2.94%, 10/10/49	$1,000	$990,870
Series 2016-P6, Class A2
3.04%, 12/10/49	250	255,482
Series 2017-P7, Class A4
3.71%, 04/14/50	250	263,720
COMM Mortgage Trust
Series 2012-CR1, Class A3
3.39%, 05/15/45	237	245,074
Series 2012-CR5, Class A4
2.77%, 12/10/45	600	606,523
Series 2012-LC4, Class AM
4.06%, 12/10/44	125	131,017
Series 2012-LC4, Class C
5.59%, 12/10/44[a]	200	209,388
Series 2013-CR06, Class ASB
2.62%, 03/10/46	500	505,227
Series 2013-CR08, Class A5
3.61%, 06/10/46[a]	500	525,341
Series 2013-CR09, Class A4
4.23%, 07/10/45[a]	700	757,938
Series 2013-CR10, Class A2
2.97%, 08/10/46	150	151,314
Series 2013-CR11, Class AM
4.72%, 08/10/50[a]	250	273,303
Series 2013-CR12, Class A4
4.05%, 10/10/46	800	855,470
Series 2013-LC6, Class AM
3.28%, 01/10/46	100	101,768
Series 2013-LC6, Class ASB
2.48%, 01/10/46	300	302,251
Series 2013-LC6, Class B
3.74%, 01/10/46	430	438,520
Series 2014-CR15, Class A4
4.07%, 02/10/47[a]	400	428,534
Series 2014-CR16, Class A4
4.05%, 04/10/47	500	535,127
Series 2014-CR16, Class ASB
3.65%, 04/10/47	215	224,525
Series 2014-CR17, Class A5
3.98%, 05/10/47	450	480,053
Series 2014-CR17, Class B
4.38%, 05/10/47	292	303,031
Series 2014-CR18, Class AM
4.10%, 07/15/47	300	316,767

Security	Principal (000s)	Value
Series 2014-CR19, Class A5
3.80%, 08/10/47	$438	$462,757
Series 2014-CR19, Class B
4.70%, 08/10/47[a]	650	699,954
Series 2014-CR20, Class AM
3.94%, 11/10/47	250	261,079
Series 2014-LC15, Class A4
4.01%, 04/10/47	945	1,010,899
Series 2014-LC17, Class A5
3.92%, 10/10/47	675	716,976
Series 2014-UBS2, Class A2
2.82%, 03/10/47	350	352,719
Series 2014-UBS2, Class A5
3.96%, 03/10/47	250	265,277
Series 2014-UBS3, Class A4
3.82%, 06/10/47	750	790,563
Series 2014-UBS3, Class C
4.78%, 06/10/47[a]	150	150,814
Series 2014-UBS4, Class A2
2.96%, 08/10/47	300	304,202
Series 2014-UBS4, Class A4
3.42%, 08/10/47	250	258,073
Series 2014-UBS4, Class A5
3.69%, 08/10/47	500	523,943
Series 2014-UBS4, Class AM
3.97%, 08/10/47	500	520,884
Series 2014-UBS4, Class B
4.35%, 08/10/47	250	261,240
Series 2014-UBS5, Class A1
1.37%, 09/10/47	28	27,988
Series 2014-UBS5, Class A4
3.84%, 09/10/47 (Call 09/06/24)	665	701,935
Series 2014-UBS6, Class A5
3.64%, 12/10/47	500	522,036
Series 2015-CR22, Class A5
3.31%, 03/10/48	500	512,763
Series 2015-CR22, Class AM
3.60%, 03/10/48[a]	200	203,568
Series 2015-CR22, Class C
4.12%, 03/10/48[a]	300	301,009
Series 2015-CR23, Class A4
3.50%, 05/10/48	500	518,687
Series 2015-CR24, Class B
4.38%, 08/10/48[a]	250	264,889

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2015-CR24, Class D
3.46%, 08/10/48[a]	$200	$162,249
Series 2015-CR25, Class A4
3.76%, 08/10/48	750	792,473
Series 2015-CR25, Class B
4.55%, 08/10/48[a]	300	320,055
Series 2015-CR26, Class A4
3.63%, 10/10/48	898	938,417
Series 2015-DC1, Class A5
3.35%, 02/10/48	750	769,095
Series 2015-DC1, Class ASB
3.14%, 02/10/48	400	409,966
Series 2015-DC1, Class B
4.04%, 02/10/48[a]	500	504,906
Series 2015-DC1, Class C
4.35%, 02/10/48[a]	250	246,705
Series 2015-LC21, Class A2
2.98%, 07/10/48	580	589,779
Series 2015-LC21, Class A4
3.71%, 07/10/48	500	525,073
Series 2015-PC1, Class A2
3.15%, 07/10/50	155	158,071
Series 2015-PC1, Class A5
3.90%, 07/10/50	850	901,568
Series 2016-DC2, Class A5
3.77%, 02/10/49	1,000	1,051,418
Series 2016-DC2, Class AM
4.24%, 02/10/49	750	794,916
Series 2016-DC2, Class C
4.64%, 02/10/49[a]	250	247,201
Series 2017-COR2, Class A3
3.51%, 09/10/50	1,000	1,033,864
Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class A3
2.82%, 10/15/45	150	151,993
Series 2014-CR14, Class A2
3.15%, 02/10/47	395	399,658
Series 2014-CR14, Class A4
4.24%, 02/10/47[a]	425	458,582
Series 2014-CR14, Class C
4.60%, 02/10/47[a]	200	209,961
Series 2016-CR28, Class A4
3.76%, 02/10/49	1,000	1,056,383

Security	Principal (000s)	Value
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4
3.51%, 04/15/50	$500	$518,360
Series 2015-C2, Class A4
3.50%, 06/15/57	500	517,044
Series 2015-C2, Class AS
3.85%, 06/15/57[a]	200	206,085
Series 2015-C3, Class A4
3.72%, 08/15/48	650	681,732
Series 2015-C4, Class D
3.58%, 11/15/48[a]	250	224,059
Series 2016-C5, Class C
4.54%, 11/15/48[a]	750	776,521
Series 2016-C6, Class C
4.75%, 01/15/49[a]	350	366,041
DBJPM Mortgage Trust
Series 2016-C1, Class A4
3.28%, 05/10/49	1,000	1,020,445
Series 2016-C1, Class ASB
3.04%, 05/10/49	500	509,105
Series 2016-C1, Class B
4.20%, 05/10/49	500	520,678
Series 2016-C1, Class C
3.35%, 05/10/49[a]	468	452,686
Series 2016-C3, Class A5
2.89%, 09/10/49	1,000	996,133
GS Mortgage Securities Corp. II
Series 2012-GC6, Class A3
3.48%, 01/10/45	996	1,033,388
Series 2012-GCJ7, Class A4
3.38%, 05/10/45	682	703,671
Series 2013-GC10, Class A5
2.94%, 02/10/46	400	406,307
Series 2015-GC30, Class AAB
3.12%, 05/10/50	462	473,094
GS Mortgage Securities Trust
Series 2011-GC5, Class A3
3.82%, 08/10/44	93	95,170
Series 2012-GC6, Class AAB
3.31%, 01/10/45	125	127,216
Series 2012-GCJ7, Class AS
4.09%, 05/10/45	100	104,845
Series 2012-GCJ9, Class AS
3.12%, 11/10/45	150	150,843

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2013-GC12, Class AS
3.38%, 06/10/46	$300	$304,977
Series 2013-GC12, Class B
3.78%, 06/10/46[a]	115	117,003
Series 2013-GC14, Class A5
4.24%, 08/10/46	550	594,490
Series 2013-GC16, Class A4
4.27%, 11/10/46	500	542,091
Series 2013-GC16, Class AS
4.65%, 11/10/46	150	162,956
Series 2013-GC16, Class C
5.33%, 11/10/46[a]	100	107,279
Series 2014-GC18, Class A4
4.07%, 01/10/47	300	321,412
Series 2014-GC20, Class A3
3.68%, 04/10/47	555	573,959
Series 2014-GC20, Class A5
4.00%, 04/10/47	400	426,190
Series 2014-GC20, Class B
4.53%, 04/10/47[a]	250	256,702
Series 2014-GC20, Class C
4.86%, 04/10/47[a]	500	476,451
Series 2014-GC22, Class AS
4.11%, 06/10/47	250	263,519
Series 2014-GC24, Class AAB
3.65%, 09/10/47	600	627,828
Series 2014-GC26, Class A2
2.90%, 11/10/47	500	507,891
Series 2014-GC26, Class A5
3.63%, 11/10/47	750	783,214
Series 2015-GC30, Class AS
3.78%, 05/10/50 (Call 05/06/25)[a]	500	514,393
Series 2015-GC32, Class A2
3.06%, 07/10/48	750	764,157
Series 2015-GC32, Class A3
3.50%, 07/10/48	600	622,038
Series 2015-GS1, Class D
3.27%, 11/10/48	415	335,906
Series 2016-GS3, Class A4
2.85%, 10/10/49	500	492,845
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class AS
4.03%, 07/15/45[a]	500	529,000

Security	Principal (000s)	Value
Series 2013-C12, Class D
4.09%, 07/15/45[a]	$50	$45,704
Series 2013-C14
4.57%, 08/15/46[a]	500	528,029
Series 2013-C14, Class AS
4.41%, 08/15/46[a]	150	160,986
Series 2013-C15, Class A2
2.98%, 11/15/45	173	174,833
Series 2013-C15, Class A5
4.13%, 11/15/45	500	537,141
Series 2013-C15, Class B
4.93%, 11/15/45[a]	200	216,093
Series 2013-C15, Class C
5.08%, 11/15/45[a]	110	116,472
Series 2013-C17, Class A4
4.20%, 01/15/47	490	529,586
Series 2013-C17, Class C
4.89%, 01/15/47[a]	100	105,523
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	400	429,707
Series 2014-C18, Class AS
4.44%, 02/15/47 (Call 02/11/24)[a]	200	214,687
Series 2014-C18, Class ASB
3.57%, 02/15/47	500	519,966
Series 2014-C18, Class B
4.81%, 02/15/47 (Call 02/11/24)[a]	225	240,428
Series 2014-C19, Class A2
3.05%, 04/15/47	300	303,958
Series 2014-C19, Class C
4.66%, 04/15/47[a]	200	208,800
Series 2014-C21, Class A5
3.77%, 08/15/47	500	526,229
Series 2014-C21, Class ASB
3.43%, 08/15/47	400	414,759
Series 2014-C22, Class A4
3.80%, 09/15/47 (Call 07/15/24)	750	794,242
Series 2014-C22, Class C
4.56%, 09/15/47 (Call 08/15/24)[a]	200	202,941
Series 2014-C23, Class A5
3.93%, 09/15/47 (Call 09/15/24)	900	956,725
Series 2014-C23, Class ASB
3.66%, 09/15/47 (Call 07/15/24)	350	366,578
Series 2015-C27, Class AS
3.63%, 02/15/48	500	510,604

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2015-C28, Class A3
2.91%, 10/15/48	$750	$748,741
Series 2015-C28, Class A4
3.23%, 10/15/48	750	763,089
Series 2015-C28, Class ASB
3.04%, 10/15/48	500	511,660
Series 2015-C29, Class B
4.12%, 05/15/48 (Call 05/15/25)[a]	250	257,358
Series 2015-C31, Class A3
3.80%, 08/15/48	840	885,950
Series 2015-C32, Class A2
2.82%, 11/15/48	500	507,406
Series 2015-C32, Class ASB
3.36%, 11/15/48	750	777,175
Series 2016-C1, Class A5
3.58%, 03/15/49	1,000	1,039,741
Series 2016-C1, Class ASB
3.32%, 03/15/49	1,000	1,033,136
Series 2016-C1, Class B
4.75%, 03/15/49[a]	450	488,295
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class A5
3.72%, 03/15/50	800	843,079
Series 2017-JP5, Class AS
3.88%, 03/15/50[a]	650	676,210
Series 2017-JP6, Class A5
3.49%, 07/15/50	300	310,235
Series 2017-JP7, Class A5
3.45%, 09/15/50	1,000	1,031,250
JPMDB Commercial Mortgage Securities Trust
Series 16-C4, Class A3
3.14%, 12/15/49	1,500	1,512,247
Series 2016-C2, Class B
3.99%, 06/15/49 (Call 05/11/26)[a]	750	775,087
Series 2017-C5, Class A5
3.69%, 03/15/50	1,500	1,577,342
JPMorgan Chase Commercial Mortgage Securities Trust
Series 16-JP4, Class A4
3.65%, 12/15/49 (“)[a]	590	618,122
Series 2011-C5, Class A3
4.17%, 08/15/46	414	438,732

Security	Principal (000s)	Value
Series 2012-C6, Class A3
3.51%, 05/15/45	$261	$272,858
Series 2012-C8, Class A3
2.83%, 10/15/45	239	241,849
Series 2012-C8, Class ASB
2.38%, 10/15/45	271	272,510
Series 2012-LC9, Class A3
2.48%, 12/15/47	200	201,087
Series 2012-LC9, Class A5
2.84%, 12/15/47	500	506,890
Series 2013-C10, Class A5
3.14%, 12/15/47	600	616,225
Series 2013-C10, Class AS
3.37%, 12/15/47	100	102,066
Series 2013-C10, Class ASB
2.70%, 12/15/47	100	101,193
Series 2013-C10, Class B
3.67%, 12/15/47[a]	100	100,587
Series 2013-C10, Class C
4.15%, 12/15/47[a]	200	203,672
Series 2013-C13, Class A4
3.99%, 01/15/46[a]	250	266,474
Series 2013-C16, Class ASB
3.67%, 12/15/46	400	417,030
Series 2013-LC11, Class A5
2.96%, 04/15/46	500	509,407
Series 2013-LC11, Class C
3.96%, 04/15/46[a]	100	101,533
Series 2014-C20, Class A5
3.80%, 07/15/47	500	527,595
Series 2014-C20, Class B
4.40%, 07/15/47 (Call 06/11/24)[a]	100	104,156
Series 2015-JP1, Class A2
3.14%, 01/15/49	600	613,747
Series 2015-JP1, Class A5
3.91%, 01/15/49	800	851,266
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A3
2.51%, 11/15/45	388	391,085
Series 2012-C6, Class A4
2.86%, 11/15/45	300	304,304
Series 2012-C6, Class AS
3.48%, 11/15/45	500	513,561

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2013-C07, Class AAB
2.47%, 02/15/46	$150	$150,875
Series 2013-C07, Class AS
3.21%, 02/15/46	121	122,378
Series 2013-C07, Class B
3.77%, 02/15/46 (Call 01/11/23)	200	201,117
Series 2013-C09, Class A4
3.10%, 05/15/46	500	509,205
Series 2013-C09, Class AAB
2.66%, 05/15/46	300	303,274
Series 2013-C10, Class A4
4.08%, 07/15/46[a]	250	268,532
Series 2013-C10, Class ASB
3.91%, 07/15/46[a]	250	261,623
Series 2013-C11, Class A3
3.96%, 08/15/46	500	531,476
Series 2013-C13, Class A4
4.04%, 11/15/46	600	640,324
Series 2013-C13, Class ASB
3.56%, 11/15/46	800	831,483
Series 2013-C13, Class C
4.89%, 11/15/46[a]	230	243,865
Series 2013-C8, Class B
3.56%, 12/15/48[a]	200	200,438
Series 2014-C14, Class A3
3.67%, 02/15/47	250	259,484
Series 2014-C14, Class AS
4.38%, 02/15/47[a]	200	213,412
Series 2014-C14, Class B
4.63%, 02/15/47[a]	200	211,783
Series 2014-C15, Class ASB
3.65%, 04/15/47	250	260,887
Series 2014-C16, Class A5
3.89%, 06/15/47	500	529,332
Series 2014-C17, Class A5
3.74%, 08/15/47 (Call 07/11/24)	750	785,802
Series 2014-C19, Class A2
3.10%, 12/15/47	715	728,817
Series 2014-C19, Class A4
3.53%, 12/15/47	500	518,946
Series 2015-C20, Class A4
3.25%, 02/15/48	800	814,212
Series 2015-C20, Class AS
3.61%, 02/15/48	500	508,129

Security	Principal (000s)	Value
Series 2015-C21, Class A4
3.34%, 03/15/48	$800	$817,624
Series 2015-C22, Class C
4.24%, 04/15/48[a]	250	247,587
Series 2015-C23, Class A3
3.45%, 07/15/50	750	774,958
Series 2015-C24, Class A3
3.48%, 05/15/48	375	388,379
Series 2015-C24, Class A4
3.73%, 05/15/48	950	1,000,682
Series 2015-C25, Class A5
3.64%, 10/15/48	750	785,349
Series 2015-C25, Class ASB
3.38%, 10/15/48	500	518,092
Series 2015-C27, Class A1
1.98%, 12/15/47	917	915,405
Series 2016-C29, Class A4
3.33%, 05/15/49	1,000	1,022,487
Series 2016-C30, Class A5
2.86%, 09/15/49	500	491,161
Series 2017-C33, Class A5
3.60%, 05/15/50	1,000	1,039,995
Morgan Stanley Capital I Trust
Series 16-BNK2, Class A4
3.05%, 11/15/49	1,250	1,250,432
Series 2011-C3, Class A4
4.12%, 07/15/49	715	753,925
Series 2012-C4, Class A4
3.24%, 03/15/45	700	721,458
Series 2015-MS1, Class A4
3.78%, 05/15/48[a]	500	526,518
Series 2015-UBS8, Class A
4.11%, 12/15/48	250	262,972
Series 2017-H1, Class A5
3.53%, 06/15/50	1,000	1,036,882
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class A4
3.06%, 10/10/48	1,000	996,549
UBS Commercial Mortgage Trust
Series 2012-C1, Class B
4.82%, 05/10/45	150	161,229

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/63	$1,000	$1,041,445
Series 2012-C3, Class A4
3.09%, 08/10/49	650	666,898
Series 2012-C4, Class A5
2.85%, 12/10/45	250	252,674
Series 2012-C4, Class AAB
2.46%, 12/10/45	326	328,164
Series 2013-C5, Class A4
3.18%, 03/10/46	890	913,661
Series 2013-C6, Class A4
3.24%, 04/10/46	677	697,720
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class A3
3.60%, 01/10/45	362	375,194
Series 2011-C1, Class AAB
3.19%, 01/10/45	200	204,458
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A3
2.92%, 10/15/45	1,259	1,281,087
Series 2012-LC5, Class AS
3.54%, 10/15/45	200	206,120
Series 2012-LC5, Class B
4.14%, 10/15/45	300	310,795
Series 2013-LC12, Class A4
4.22%, 07/15/46[a]	650	701,108
Series 2013-LC12, Class AS
4.29%, 07/15/46[a]	473	502,244
Series 2013-LC12, Class C
4.29%, 07/15/46[a]	100	101,184
Series 2014-LC16, Class A2
2.82%, 08/15/50	250	252,839
Series 2015-C26, Class A4
3.17%, 02/15/48	900	912,707
Series 2015-C27, Class B
4.14%, 02/15/48[a]	330	335,751
Series 2015-C28, Class A4
3.54%, 05/15/48	500	518,882
Series 2015-C28, Class AS
3.87%, 05/15/48[a]	250	259,082

Security	Principal (000s)	Value
Series 2015-C30, Class A4
3.66%, 09/15/58	$817	$857,451
Series 2015-C31, Class A4
3.70%, 11/15/48	500	525,397
Series 2015-C31, Class C
4.61%, 11/15/48 (Call 11/11/25)[a]	450	467,470
Series 2015-LC20, Class A3
3.09%, 04/15/50	600	611,797
Series 2015-NXS2, Class A5
3.77%, 07/15/58[a]	750	789,875
Series 2015-SG1, Class D
4.47%, 09/15/48[a]	200	166,905
Series 2016-C34, Class A4
3.10%, 06/15/49	1,000	1,004,408
Series 2016-C34, Class AS
3.48%, 06/15/49	850	857,142
Series 2016-C36, Class AS
3.42%, 11/15/59 (Call 10/11/26)	500	497,810
Series 2017-RC1, Class A2
3.12%, 01/15/60	875	896,452
WFRBS Commercial Mortgage Trust
Series 2012-C06, Class AS
3.84%, 04/15/45	145	150,914
Series 2012-C07, Class A2
3.43%, 06/15/45	500	518,647
Series 2012-C08, Class A3
3.00%, 08/15/45	360	367,579
Series 2012-C09, Class A3
2.87%, 11/15/45	200	202,933
Series 2012-C09, Class C
4.54%, 11/15/45[a]	150	152,872
Series 2012-C10, Class A3
2.88%, 12/15/45	200	202,195
Series 2012-C8, Class ASB
2.56%, 08/15/45	381	383,647
Series 2013-C11, Class A4
3.04%, 03/15/45	825	843,999
Series 2013-C13, Class C
3.91%, 05/15/45[a]	110	109,740
Series 2013-C15, Class A4
4.15%, 08/15/46[a]	750	805,997
Series 2013-C18, Class A3
3.65%, 12/15/46	500	518,854
Series 2013-C18, Class A4
3.90%, 12/15/46	600	637,474

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2013-UBS1, Class A4
4.08%, 03/15/46[a]	$800	$857,816
Series 2014-C19, Class A3
3.66%, 03/15/47	1,000	1,037,383
Series 2014-C19, Class A4
3.83%, 03/15/47	300	316,929
Series 2014-C19, Class B
4.72%, 03/15/47 (Call 03/01/24)[a]	300	318,044
Series 2014-C20 Class A5
4.00%, 05/15/47	200	213,118
Series 2014-C20, Class ASB
3.64%, 05/15/47	375	391,487
Series 2014-C22, Class A3
3.53%, 09/15/57	150	155,454
Series 2014-C22, Class A4
3.49%, 09/15/57	900	932,245
Series 2014-C22, Class A5
3.75%, 09/15/57	400	420,630
Series 2014-C22, Class AS
4.07%, 09/15/57[a]	200	209,762
Series 2014-C24, Class A2
2.86%, 11/15/47	500	507,163
Series 2014-C24, Class A5
3.61%, 11/15/47	100	104,339
Series 2014-C24, Class C
4.29%, 11/15/47[a]	100	99,020
Series 2014-LC14, Class ASB
3.52%, 03/15/47	150	155,875

		153,765,148

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $152,803,792)		153,765,148

U.S. GOVERNMENT AGENCY OBLIGATIONS — 38.25%

MORTGAGE-BACKED SECURITIES — 38.25%
Federal National Mortgage Association
2.10%, 07/25/28	986	961,307
Series 2010-M1, Class A2
4.45%, 09/25/19	168	172,653
Series 2010-M3, Class A3
4.33%, 03/25/20[a]	288	300,931

Security	Principal (000s)	Value
Series 2010-M4, Class A3
3.82%, 06/25/20	$192	$199,164
Series 2011-M1, Class A3
3.76%, 06/25/21	796	834,215
Series 2011-M4, Class A2
3.73%, 06/25/21	1,000	1,050,384
Series 2011-M5, Class A2
2.94%, 07/25/21	391	400,738
Series 2012-M02, Class A2
2.72%, 02/25/22	500	508,442
Series 2012-M05, Class A2
2.72%, 02/25/22	375	381,344
Series 2012-M08, Class A2
2.35%, 05/25/22	400	400,812
Series 2012-M17, Class A2
2.18%, 11/25/22	400	396,853
Series 2012-M9, Class A2
2.48%, 04/25/22	918	925,666
Series 2013-M06, Class 1AC
3.83%, 02/25/43[a]	300	307,405
Series 2013-M07, Class A2
2.28%, 12/27/22	907	900,751
Series 2013-M12, Class APT
2.39%, 03/25/23[a]	759	761,572
Series 2013-M14, Class A2
3.33%, 10/25/23[a]	1,500	1,564,854
Series 2013-M14, Class APT
2.52%, 04/25/23[a]	388	391,327
Series 2013-M4, Class ATS2
2.61%, 03/25/22[a]	207	210,102
Series 2013-M6, Class 1A2
3.46%, 02/25/43[a]	300	309,227
Series 2014-M03, Class A2
3.50%, 01/25/24[a]	250	263,557
Series 2014-M06, Class A2
2.68%, 05/25/21[a]	1,000	1,015,377
Series 2014-M09, Class A2
3.10%, 07/25/24[a]	500	514,106
Series 2014-M10, Class ASQ2
2.17%, 09/25/19[a]	700	700,926
Series 2014-M11, Class 1A
3.12%, 08/25/24[a]	978	1,009,988
Series 2014-M11, Class 2A
3.30%, 08/25/26[a]	702	728,248

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series 2014-M13, Class A2
3.02%, 08/25/24[a]	$200	$205,357
Series 2014-M4, Class A2
3.35%, 03/25/24[a]	700	732,215
Series 2015-M01, Class A2
2.53%, 09/25/24	750	745,905
Series 2015-M02, Class A
2.62%, 12/25/24	474	473,366
Series 2015-M04, Class AV2
2.51%, 07/25/22[a]	1,000	1,006,602
Series 2015-M07, Class A2
2.59%, 12/25/24	500	497,249
Series 2015-M08, Class A2
2.90%, 01/25/25[a]	1,250	1,264,012
Series 2015-M11, Class A1
2.10%, 04/25/25	115	115,094
Series 2015-M11, Class A2
2.83%, 04/25/25[a]	800	807,326
Series 2015-M13, Class A2
2.71%, 06/25/25[a]	1,000	1,000,338
Series 2015-M3, Class A1
2.30%, 10/25/24	122	122,206
Series 2016-M1, Class A1
2.43%, 01/25/26	235	235,881
Series 2016-M3, Class ASQ2
2.26%, 02/25/23	376	374,916
Series 2016-M9, Class A2
2.29%, 06/25/26	2,000	1,923,550
Series 2017-M3, Class A2
2.49%, 12/25/26[a]	850	828,198
Series 2017-M8, Class A2
3.06%, 05/25/27[a]	500	508,636
FHLMC Multifamily Structured Pass Through Certificates
Series K003, Class A5
5.09%, 03/25/19	1,064	1,091,791
Series K007, Class A2
4.22%, 03/25/20	950	992,549
Series K008, Class A2
3.53%, 06/25/20	510	527,424
Series K009, Class A2
3.81%, 08/25/20	1,520	1,584,737
Series K010, Class A2
4.33%, 10/25/20[a]	1,000	1,058,242

Security	Principal (000s)	Value
Series K011, Class A1
2.92%, 08/25/20	$68	$68,294
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)[a]	500	526,606
Series K014, Class A1
2.79%, 10/25/20	100	100,651
Series K015, Class A2
3.23%, 07/25/21	1,000	1,034,180
Series K017, Class A1
1.89%, 12/25/20	400	399,119
Series K017, Class A2
2.87%, 12/25/21	1,025	1,048,694
Series K018, Class A2
2.79%, 01/25/22	405	413,135
Series K019, Class A1
1.46%, 09/25/21	119	117,230
Series K019, Class A2
2.27%, 03/25/22	1,000	999,891
Series K020, Class A2
2.37%, 05/25/22	600	602,033
Series K022, Class A2
2.36%, 07/25/22	700	701,104
Series K023, Class A2
2.31%, 08/25/22	1,000	998,989
Series K025, Class A2
2.68%, 10/25/22	1,175	1,192,668
Series K026, Class A2
2.51%, 11/25/22	1,000	1,006,991
Series K027, Class A2
2.64%, 01/25/23	1,110	1,123,884
Series K028, Class A2
3.11%, 02/25/23	210	217,292
Series K029, Class A2
3.32%, 02/25/23[a]	1,000	1,044,641
Series K030, Class A1
2.78%, 09/25/22	564	573,091
Series K030, Class A2
3.25%, 04/25/23[a]	1,000	1,041,230
Series K032, Class A1
3.02%, 02/25/23	508	519,972
Series K032, Class A2
3.31%, 05/25/23[a]	180	188,151
Series K033, Class A2
3.06%, 07/25/23[a]	1,250	1,290,363

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal (000s)	Value
Series K034, Class A2
3.53%, 07/25/23[a]	$1,000	$1,056,404
Series K035, Class A2
3.46%, 08/25/23[a]	500	526,342
Series K036, Class A2
3.53%, 10/25/23[a]	1,650	1,743,650
Series K037, Class A2
3.49%, 01/25/24	1,150	1,213,981
Series K038, Class A1
2.60%, 10/25/23	766	775,891
Series K038, Class A2
3.39%, 03/25/24	1,000	1,050,644
Series K044, Class A2
2.81%, 01/25/25	1,250	1,266,358
Series K045, Class A2
3.02%, 01/25/25	1,000	1,025,870
Series K046, Class A2
3.21%, 03/25/25	1,000	1,037,651
Series K049, Class A2
3.01%, 07/25/25	1,000	1,022,527
Series K050, Class A2
3.33%, 08/25/25[a]	1,050	1,096,663
Series K051, Class A2
3.31%, 09/25/25	1,000	1,041,894
Series K052, Class A1
2.60%, 01/25/25	444	449,502
Series K052, Class A2
3.15%, 11/25/25	2,000	2,061,319
Series K054, Class A2
2.75%, 01/25/26	1,700	1,699,907
Series K055, Class A2
2.67%, 03/25/26	1,250	1,241,941
Series K056, Class A2
2.53%, 05/25/26	1,000	981,135
Series K058, Class A1
2.34%, 07/25/26	1,469	1,454,662
Series K059, Class A2
3.12%, 09/25/26[a]	2,200	2,253,855
Series K060, Class A2
3.30%, 10/25/26	100	103,758
Series K061, Class A2
3.35%, 11/25/26[a]	1,300	1,353,731
Series K062, Class A2
3.41%, 12/25/26	1,500	1,569,069

Security	Principal (000s)	Value
Series K063, Class A2
3.43%, 01/25/27[a]	$1,600	$1,674,825
Series K064, Class A1
2.89%, 10/25/26[a]	1,238	1,260,015
Series K064, Class A2
3.22%, 03/25/27[a]	1,325	1,365,155
Series K065, Class A2
3.24%, 04/25/27	400	412,659
Series K066, Class A2
3.12%, 06/25/27	1,400	1,429,141
Series K067, Class A1
2.90%, 03/25/27	998	1,010,997
Series K152, Class A2
3.08%, 01/25/31	250	248,069
Series K503, Class A1
1.38%, 01/25/19	238	236,681
Series K503, Class A2
2.46%, 08/25/19	250	251,216
Series K504, Class A2
2.57%, 09/25/20[a]	1,200	1,214,591
Series K706, Class A2
2.32%, 10/25/18	196	196,372
Series K707, Class A2
2.22%, 12/25/18	315	315,638
Series K708, Class A2
2.13%, 01/25/19	166	165,971
Series K709, Class A2
2.09%, 03/25/19	600	601,285
Series K710, Class A2
1.88%, 05/25/19	2,591	2,592,384
Series K712, Class A2
1.87%, 11/25/19	987	985,372
Series K714, Class A2
3.03%, 10/25/20[a]	1,200	1,227,674
Series K715, Class A2
2.86%, 01/25/21	1,500	1,530,240
Series K717, Class A2
2.99%, 09/25/21	750	770,700
Series K720, Class A1
2.32%, 11/25/21	901	904,701
Series K720, Class A2
2.72%, 06/25/22	800	814,159
Series K721, Class A1
2.61%, 01/25/22	446	450,608

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
Series K721, Class A2
3.09%, 08/25/22[a]	$1,000	$1,033,706
Series K724, Class A2
3.06%, 11/25/23[a]	1,400	1,444,169
Series KS03, Class A4
3.16%, 05/25/25[a]	1,000	1,033,060

		95,709,894

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $96,179,302)		95,709,894

SHORT-TERM INVESTMENTS — 0.59%

MONEY MARKET FUNDS — 0.59%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	1,482	1,482,284

		1,482,284

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,482,284)		1,482,284

Value
TOTAL INVESTMENTS IN SECURITIES — 100.28%
(Cost: $250,465,378)[d]	$250,957,326
Other Assets, Less Liabilities — (0.28)%	(710,024)

NET ASSETS — 100.00%	$250,247,302

[a]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $250,471,571. Net unrealized appreciation was $485,755, of which $2,022,805 represented gross unrealized appreciation on investments and $1,537,050 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	877	605	[b]	—	1,482	$1,482,284	$15	$—	$3,821

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Collateralized mortgage obligations	$—	$153,765,148	$—	$153,765,148
U.S. government agency obligations	—	95,709,894	—	95,709,894
Money market funds	1,482,284	—	—	1,482,284

Total	$1,482,284	$249,475,042	$—	$250,957,326

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GNMA BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 99.46%

MORTGAGE-BACKED SECURITIES — 99.46%
Government National Mortgage Association
2.50%, 01/15/28	$12	$11,957
2.50%, 02/20/28	24	24,277
2.50%, 01/20/31	367	369,796
2.50%, 04/20/43	40	39,539
2.50%, 11/01/47[a]	1,200	1,173,187
3.00%, 07/15/27	19	19,816
3.00%, 09/15/27	22	22,201
3.00%, 01/20/31	535	549,675
3.00%, 07/20/31	819	841,697
3.00%, 02/20/32	1,113	1,144,865
3.00%, 09/15/42	11	11,417
3.00%, 10/15/42	90	90,972
3.00%, 09/20/43	2,283	2,320,707
3.00%, 08/20/44	1,311	1,329,024
3.00%, 11/01/47[a]	31,398	31,761,039
3.50%, 02/15/26	12	12,540
3.50%, 11/15/26	9	9,265
3.50%, 02/20/27	23	24,439
3.50%, 01/20/31	141	147,112
3.50%, 09/15/41	15	15,557
3.50%, 09/15/42	52	53,431
3.50%, 10/15/42	19	20,138
3.50%, 11/15/42	100	104,598
3.50%, 03/15/43	82	85,531
3.50%, 05/15/43	82	85,146
3.50%, 04/20/47	323	336,070
3.50%, 07/20/47	4,586	4,761,025
3.50%, 08/20/47	466	485,137
3.50%, 10/20/47	8,109	8,418,599
3.50%, 11/01/47[a]	33,461	34,701,688
4.00%, 03/20/26	8	8,544
4.00%, 07/20/26	7	7,110
4.00%, 02/15/41	25	26,292
4.00%, 03/15/41	22	23,111
4.00%, 04/15/41	82	87,512
4.00%, 05/15/41	15	16,289
4.00%, 12/15/41	28	30,060
4.00%, 01/15/42	21	22,021
4.00%, 02/15/42	61	65,401

Security	Principal (000s)	Value
4.00%, 03/15/42	$111	$117,653
4.00%, 05/15/42	23	24,766
4.00%, 08/15/42	31	32,880
4.00%, 09/20/42	559	593,549
4.00%, 04/15/44	147	155,159
4.00%, 05/15/44	160	168,985
4.00%, 08/20/44	100	105,757
4.00%, 10/20/44	1,089	1,153,149
4.00%, 09/20/46	1,523	1,603,442
4.00%, 11/20/46	634	667,537
4.00%, 05/20/47	842	884,928
4.00%, 06/20/47	672	706,430
4.00%, 07/20/47	1,217	1,278,963
4.00%, 09/20/47	9,805	10,308,606
4.00%, 11/01/47[a]	4,013	4,214,798
4.50%, 04/15/24	13	13,009
4.50%, 07/20/24	8	8,325
4.50%, 08/15/39	349	373,618
4.50%, 07/15/40	91	97,744
4.50%, 08/15/40	160	171,338
4.50%, 11/20/45	862	921,287
4.50%, 08/20/46	1,539	1,638,459
4.50%, 09/20/46	240	255,403
4.50%, 10/20/46	268	285,168
4.50%, 11/20/46	284	302,746
4.50%, 08/20/47	3,163	3,363,178
4.50%, 09/20/47	36	37,944
4.50%, 10/20/47	515	547,512
4.50%, 11/01/47[a]	1,625	1,727,588
5.00%, 07/15/39	67	73,505
5.00%, 07/20/42	338	366,146
5.00%, 07/20/46	183	197,707
5.00%, 11/01/47[a]	2,997	3,230,064
5.50%, 10/15/38	44	48,307
5.50%, 07/20/40	558	613,886
5.50%, 11/01/47[a]	280	309,706
6.00%, 09/20/38	56	63,238
6.00%, 11/01/47[a]	200	224,500

		126,143,765

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $126,553,031)		126,143,765

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® GNMA BOND ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 61.60%

MONEY MARKET FUNDS — 61.60%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	78,122	$78,121,533

		78,121,533

TOTAL SHORT-TERM INVESTMENTS
(Cost: $78,121,533)		78,121,533

TOTAL INVESTMENTS IN SECURITIES — 161.06%
(Cost: $204,674,564)[d]		204,265,298
Other Assets, Less Liabilities — (61.06)%		(77,438,397)

NET ASSETS — 100.00%		$126,826,901

[a]	To-be-announced (TBA). See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $204,713,884. Net unrealized depreciation was $448,586, of which $73,678 represented gross unrealized appreciation on investments and $522,264 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	71,469	6,653	[b]	—	78,122	$78,121,533	$4,922	$—	$403,049

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government agency obligations	$—	$126,143,765	$—	$126,143,765
Money market funds	78,121,533	—	—	78,121,533

Total	$78,121,533	$126,143,765	$—	$204,265,298

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TREASURY FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 98.00%
U.S. Treasury Floating Rate Note
FRN, (3 mo.Treasury money market yield + 0.060%)
1.17%, 07/31/19[a]	$5,350	$5,352,651
FRN, (3 mo.Treasury money market yield + 0.070%)
1.18%, 04/30/19[a]	10,800	10,807,270
FRN, (3 mo.Treasury money market yield + 0.140%)
1.25%, 01/31/19[a]	4,083	4,091,091
FRN, (3 mo.Treasury money market yield + 0.174%)
1.28%, 07/31/18[a]	313	313,026
FRN, (3 mo.Treasury money market yield + 0.170%)
1.28%, 10/31/18[a]	3,396	3,403,128
FRN, (3 mo.Treasury money market yield + 0.190%)
1.30%, 04/30/18[a]	275	275,316

Security	Principal or Shares (000s)	Value
FRN, (3 mo.Treasury money market yield + 0.272%)
1.38%, 01/31/18[a]	$375	$375,297

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $24,603,621)		24,617,779
MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	5	5,500

TOTAL MONEY MARKET FUNDS
(Cost: $5,500)		5,500

TOTAL INVESTMENTS IN SECURITIES — 98.02% (Cost: $24,609,121)[d]		24,623,279
Other Assets, Less Liabilities — 1.98%		498,223

NET ASSETS — 100.00%		$25,121,502

FRN  —  Floating Rate Note

[a]	Floating rate security. Rate shown is the rate in effect as of period end.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $24,609,121. Net unrealized appreciation was $14,158, of which $14,158 represented gross unrealized appreciation on investments and $ — represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	799	—	(794)[b]	5	$5,500	$3	$—	$1,057

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® TREASURY FLOATING RATE BOND ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$24,617,779	$—	$24,617,779
Money market funds	5,500	—	—	5,500

Total	$5,500	$24,617,779	$—	$24,623,279

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. TREASURY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.26%
U.S. Treasury Note/Bond
0.88%, 07/31/19	$103,929	$102,694,843
1.00%, 08/31/19	17,044	16,866,902
1.13%, 03/31/20	2,674	2,640,053
1.13%, 08/31/21	90,800	88,288,812
1.25%, 11/30/18	246,684	245,980,566
1.25%, 08/31/19	18,328	18,219,177
1.25%, 03/31/21	53,265	52,278,765
1.38%, 09/30/18	55	54,940
1.38%, 02/29/20	12,748	12,664,839
1.38%, 05/31/20	26,933	26,722,586
1.38%, 08/31/20	1,277	1,264,978
1.38%, 09/30/20	824	815,696
1.38%, 10/31/20	7,359	7,279,948
1.38%, 04/30/21	6,515	6,416,511
1.38%, 05/31/21	23,224	22,852,960
1.38%, 06/30/23	48,996	47,087,836
1.38%, 08/31/23	8,376	8,033,762
1.38%, 09/30/23	14,621	14,009,317
1.50%, 01/31/19	217	216,932
1.50%, 02/28/19	93,584	93,558,210
1.50%, 05/31/19	91,214	91,142,739
1.50%, 11/30/19	79,141	78,949,330
1.50%, 05/31/20	87,446	87,025,849
1.50%, 06/15/20	54,348	54,080,506
1.50%, 03/31/23	14,953	14,512,003
1.50%, 08/15/26	9,232	8,617,147
1.63%, 04/30/19	10,451	10,464,372
1.63%, 06/30/19	48,061	48,098,548
1.63%, 07/31/19	142,114	142,213,923
1.63%, 08/31/19	867	867,542
1.63%, 11/30/20	74,816	74,517,905
1.63%, 11/15/22	37,290	36,589,356
1.63%, 04/30/23	23,001	22,446,640
1.63%, 05/31/23	29,544	28,810,016
1.63%, 02/15/26	28,294	26,811,881
1.63%, 05/15/26	36,490	34,491,603
1.75%, 09/30/19	138,624	139,024,609
1.75%, 11/30/21	61,872	61,487,717
1.75%, 02/28/22	104,694	103,855,630
1.75%, 05/15/22	393	389,592
1.75%, 09/30/22	10,509	10,421,407
1.75%, 01/31/23	12,265	12,075,276

Security	Principal (000s)	Value
1.75%, 05/15/23	$2,339	$2,296,971
1.88%, 11/30/21	545	544,638
1.88%, 01/31/22	59,256	59,103,231
1.88%, 04/30/22	22,680	22,586,091
1.88%, 08/31/22	101,796	101,163,354
1.88%, 10/31/22	38,735	38,653,957
2.00%, 07/31/20	17,063	17,195,537
2.00%, 11/30/20	120,475	121,350,728
2.00%, 02/28/21	33,153	33,369,574
2.00%, 08/31/21	37,697	37,867,815
2.00%, 11/15/21	1,616	1,623,322
2.00%, 11/30/22	25,091	25,052,676
2.00%, 08/31/24	13,232	12,947,202
2.00%, 09/30/24	8,284	8,231,578
2.00%, 02/15/25	93,214	91,593,679
2.00%, 08/15/25	186,848	182,986,864
2.13%, 08/31/20	30,427	30,764,550
2.13%, 01/31/21	50,545	51,077,991
2.13%, 06/30/21	90,717	91,585,089
2.13%, 08/15/21	79,311	80,066,933
2.13%, 09/30/21	75,000	75,662,109
2.13%, 12/31/21	36,427	36,724,291
2.13%, 06/30/22	30,404	30,585,711
2.13%, 12/31/22	37,530	37,673,167
2.13%, 05/15/25	51,879	51,354,526
2.25%, 03/31/21	16,600	16,839,922
2.25%, 04/30/21	143,127	145,179,063
2.25%, 12/31/23	1,000	1,005,469
2.25%, 01/31/24	28,203	28,339,608
2.25%, 02/29/24	1,000	997,070
2.25%, 11/15/24	133,863	133,978,440
2.25%, 11/15/25	60,072	59,837,443
2.25%, 02/15/27	71,368	70,679,410
2.25%, 08/15/27	12,230	12,095,279
2.38%, 12/31/20	38,087	38,787,741
2.38%, 08/15/24	240,970	243,389,314
2.38%, 05/15/27	16,968	16,975,954
2.50%, 08/15/23	15,013	15,334,270
2.50%, 05/15/24	1,000	1,018,555
2.50%, 02/15/45	66,774	62,115,377
2.50%, 02/15/46	24,987	23,170,933
2.50%, 05/15/46	65,915	61,061,493
2.63%, 08/15/20	2,998	3,072,130
2.63%, 11/15/20	125,005	128,241,922

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® U.S. TREASURY BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.75%, 02/15/24	$1,000	$1,034,023
2.75%, 08/15/42	27,077	26,689,588
2.75%, 11/15/42	6,791	6,686,346
2.88%, 05/15/43	44,024	44,259,698
2.88%, 08/15/45	80,783	80,906,068
2.88%, 11/15/46	90,680	90,680,000
3.00%, 11/15/44	37,286	38,302,626
3.00%, 05/15/45	888	911,929
3.00%, 11/15/45	17,586	18,038,015
3.00%, 02/15/47	5,164	5,292,789
3.00%, 05/15/47	7,105	7,283,458
3.13%, 05/15/21	4,148	4,332,716
3.13%, 11/15/41	68,972	72,770,954
3.13%, 02/15/42	2,511	2,647,641
3.13%, 02/15/43	6,604	6,947,557
3.13%, 08/15/44	31,532	33,166,386
3.38%, 05/15/44	9,787	10,755,593
3.50%, 05/15/20	126,386	132,127,154
3.63%, 08/15/19	10,730	11,115,609
3.63%, 02/15/21	23,165	24,522,806
3.75%, 11/15/43	14,575	17,030,648
4.25%, 05/15/39	8,210	10,241,975
4.25%, 11/15/40	13,158	16,457,780
4.38%, 02/15/38	2,372	3,003,242
4.38%, 05/15/41	45,710	58,274,256
4.50%, 02/15/36	19,457	24,910,280
4.50%, 05/15/38	46,475	59,827,614
4.75%, 02/15/37	4,149	5,486,728
5.00%, 05/15/37	2,516	3,424,512
5.25%, 02/15/29	12,488	16,007,079
5.50%, 08/15/28	4,536	5,881,916
6.25%, 05/15/30	2,601	3,674,686
6.63%, 02/15/27	10,355	14,089,408
6.75%, 08/15/26	16,616	22,508,325
7.13%, 02/15/23	97,614	122,391,303
8.13%, 05/15/21	3,129	3,807,724
8.75%, 08/15/20	1,762	2,101,529
U.S. Treasury STRIPS Coupon
0.01%, 08/15/36	10,660	6,290,001

		5,172,902,163

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $5,216,064,576)		5,172,902,163

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a,b]	5,863	$5,862,991

		5,862,991

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,862,991)		5,862,991

TOTAL INVESTMENTS IN SECURITIES — 99.37%
(Cost: $5,221,927,567)[c]		5,178,765,154
Other Assets, Less Liabilities — 0.63%		32,868,394

NET ASSETS — 100.00%		$5,211,633,548

STRIPS  —   Separate Trading of Registered Interest & Principal of Securities

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $5,224,668,324. Net unrealized depreciation was $45,903,170, of which $1,538,826 represented gross unrealized appreciation on investments and $47,441,996 represented gross unrealized depreciation on investments.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TREASURY BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	1,772	4,091	[b]	—	5,863	$5,862,991	$847	$—	$124,394

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$5,172,902,163	$—	$5,172,902,163
Money market funds	5,862,991	—	—	5,862,991

Total	$5,862,991	$5,172,902,163	$—	$5,178,765,154

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$248,983,094	$126,553,031	$24,603,621
Affiliated (Note 2)	1,482,284	78,121,533	5,500

Total cost of investments in securities	$250,465,378	$204,674,564	$24,609,121

Investments in securities, at fair value (Note 1):
Unaffiliated	$249,475,042	$126,143,765	$24,617,779
Affiliated (Note 2)	1,482,284	78,121,533	5,500
Cash	74,132	—	500,610
Receivables:
Investment securities sold	1,159,298	14,906,706	—
Dividends and interest	672,428	331,078	812

Total Assets	252,863,184	219,503,082	25,124,701

LIABILITIES
Payables:
Investment securities purchased	2,563,188	92,664,321	—
Investment advisory fees (Note 2)	52,694	11,860	3,199

Total Liabilities	2,615,882	92,676,181	3,199

NET ASSETS	$250,247,302	$126,826,901	$25,121,502

Net assets consist of:
Paid-in capital	$249,788,746	$128,889,453	$25,064,728
Undistributed net investment income	544,212	—	42,616
Accumulated net realized loss	(577,604)	(1,653,286)	—
Net unrealized appreciation (depreciation)	491,948	(409,266)	14,158

NET ASSETS	$250,247,302	$126,826,901	$25,121,502

Shares outstanding[a]	4,850,000	2,550,000	500,000

Net asset value per share	$51.60	$49.74	$50.24

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2017

iShares U.S. Treasury Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$5,216,064,576
Affiliated (Note 2)	5,862,991

Total cost of investments in securities	$5,221,927,567

Investments in securities, at fair value (Note 1):
Unaffiliated	$5,172,902,163
Affiliated (Note 2)	5,862,991
Receivables:
Investment securities sold	96,255,543
Due from custodian (Note 4)	62,283
Dividends and interest	33,727,179
Capital shares sold	60,331

Total Assets	5,308,870,490

LIABILITIES
Payables:
Investment securities purchased	91,115,169
Capital shares redeemed	5,429,814
Investment advisory fees (Note 2)	691,959

Total Liabilities	97,236,942

NET ASSETS	$5,211,633,548

Net assets consist of:
Paid-in capital	$5,261,486,308
Undistributed net investment income	7,073,557
Accumulated net realized loss	(13,763,904)
Net unrealized depreciation	(43,162,413)

NET ASSETS	$5,211,633,548

Shares outstanding[a]	207,100,000

Net asset value per share	$25.16

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$3,821	$403,049	$1,057
Interest — unaffiliated	6,405,200	2,317,953	217,122

Total investment income	6,409,021	2,721,002	218,179

EXPENSES
Investment advisory fees (Note 2)	585,031	238,039	35,490
Proxy fees	5,154	3,711	650

Total expenses	590,185	241,750	36,140
Less investment advisory fees waived (Note 2)	—	(54,107)	—

Net expenses	590,185	187,643	36,140

Net investment income	5,818,836	2,533,359	182,039

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(353,484)	(1,653,396)	5,223
In-kind redemptions — unaffiliated	—	—	4,904
Realized gain distributions from affiliated funds	15	4,922	3

Net realized gain (loss)	(353,469)	(1,648,474)	10,130

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(3,868,811)	(881,534)	3,498

Net change in unrealized appreciation/depreciation	(3,868,811)	(881,534)	3,498

Net realized and unrealized gain (loss)	(4,222,280)	(2,530,008)	13,628

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,596,556	$3,351	$195,667

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2017

iShares U.S. Treasury Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$124,394
Interest — unaffiliated	68,496,209
Securities lending income — affiliated — net (Note 2)	2,575

Total investment income	68,623,178

EXPENSES
Investment advisory fees (Note 2)	5,938,535
Proxy fees	84,236

Total expenses	6,022,771

Net investment income	62,600,407

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,252,090)
In-kind redemptions — unaffiliated	6,991,571
Realized gain distributions from affiliated funds	847

Net realized loss	(5,259,672)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(53,408,393)

Net change in unrealized appreciation/depreciation	(53,408,393)

Net realized and unrealized loss	(58,668,065)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,932,342

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares CMBS ETF		iShares GNMA Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,818,836	$5,450,181	$2,533,359	$1,198,101
Net realized gain (loss)	(353,469)	(158,285)	(1,648,474)	1,299,806
Net change in unrealized appreciation/depreciation	(3,868,811)	3,950,897	(881,534)	144,741

Net increase in net assets resulting from operations	1,596,556	9,242,793	3,351	2,642,648

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,610,333)	(5,391,728)	(2,538,171)	(1,198,101)
From net realized gain	—	—	(833,139)	(548,136)
Return of capital	—	—	(368,616)	—

Total distributions to shareholders	(5,610,333)	(5,391,728)	(3,739,926)	(1,746,237)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,882,686	169,687,095	14,895,077	119,238,191
Cost of shares redeemed	(23,033,765)	(96,907,991)	(59,707,008)	(5,068,101)

Net increase (decrease) in net assets from capital share transactions	7,848,921	72,779,104	(44,811,931)	114,170,090

INCREASE (DECREASE) IN NET ASSETS	3,835,144	76,630,169	(48,548,506)	115,066,501

NET ASSETS
Beginning of year	246,412,158	169,781,989	175,375,407	60,308,906

End of year	$250,247,302	$246,412,158	$126,826,901	$175,375,407

Undistributed net investment income included in net assets at end of year	$544,212	$335,694	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	600,000	3,250,000	300,000	2,350,000
Shares redeemed	(450,000)	(1,850,000)	(1,200,000)	(100,000)

Net increase (decrease) in shares outstanding	150,000	1,400,000	(900,000)	2,250,000

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Treasury Floating Rate Bond ETF		iShares U.S. Treasury Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$182,039	$50,334	$62,600,407	$28,891,009
Net realized gain (loss)	10,130	1,797	(5,259,672)	14,727,625
Net change in unrealized appreciation/depreciation	3,498	17,189	(53,408,393)	9,938,870

Net increase in net assets resulting from operations	195,667	69,320	3,932,342	53,557,504

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(144,126)	(46,406)	(57,965,180)	(27,999,630)

Total distributions to shareholders	(144,126)	(46,406)	(57,965,180)	(27,999,630)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,033,261	20,034,808	3,486,165,656	1,590,485,293
Cost of shares redeemed	(5,018,905)	(15,027,020)	(856,094,795)	(499,809,091)

Net increase in net assets from capital share transactions	5,014,356	5,007,788	2,630,070,861	1,090,676,202

INCREASE IN NET ASSETS	5,065,897	5,030,702	2,576,038,023	1,116,234,076

NET ASSETS
Beginning of year	20,055,605	15,024,903	2,635,595,525	1,519,361,449

End of year	$25,121,502	$20,055,605	$5,211,633,548	$2,635,595,525

Undistributed net investment income included in net assets at end of year	$42,616	$4,700	$7,073,557	$2,437,502

SHARES ISSUED AND REDEEMED
Shares sold	200,000	400,000	138,700,000	61,700,000
Shares redeemed	(100,000)	(300,000)	(34,000,000)	(19,400,000)

Net increase in shares outstanding	100,000	100,000	104,700,000	42,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares CMBS ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$52.43	$51.45	$51.46	$51.08	$51.75

Income from investment operations:
Net investment income[a]	1.28	1.20	1.17	1.09	1.04
Net realized and unrealized gain (loss)[b]	(0.88)	0.97	(0.03)	0.32	(0.64)

Total from investment operations	0.40	2.17	1.14	1.41	0.40

Less distributions from:
Net investment income	(1.23)	(1.19)	(1.15)	(1.03)	(1.07)

Total distributions	(1.23)	(1.19)	(1.15)	(1.03)	(1.07)

Net asset value, end of year	$51.60	$52.43	$51.45	$51.46	$51.08

Total return	0.80%	4.27%	2.22%	2.80%	0.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$250,247	$246,412	$169,782	$126,085	$81,724
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.49%	2.29%	2.28%	2.13%	2.03%
Portfolio turnover rate[c]	19%	61%	40%	45%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$50.83	$50.26	$50.32	$48.91	$50.29

Income from investment operations:
Net investment income[a]	0.80	0.53	0.57	0.43	0.31
Net realized and unrealized gain (loss)[b]	(0.72)	0.83	0.27	1.44	(1.03)

Total from investment operations	0.08	1.36	0.84	1.87	(0.72)

Less distributions from:
Net investment income	(0.79)	(0.54)	(0.59)	(0.46)	(0.36)
Net realized gain	(0.26)	(0.25)	(0.31)	—	(0.16)
Return of capital	(0.12)	—	—	—	(0.14)

Total distributions	(1.17)	(0.79)	(0.90)	(0.46)	(0.66)

Net asset value, end of year	$49.74	$50.83	$50.26	$50.32	$48.91

Total return	0.18%	2.71%	1.68%	3.84%	(1.44)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$126,827	$175,375	$60,309	$40,254	$29,346
Ratio of expenses to average net assets	0.12%	0.10%	0.11%	0.15%	0.17%
Ratio of expenses to average net assets prior to waived fees	0.15%	0.15%	0.15%	0.21%	0.25%
Ratio of net investment income to average net assets	1.60%	1.05%	1.13%	0.88%	0.64%
Portfolio turnover rate[c,d]	917%	1,233%	1,071%	1,242%	1,335%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[d]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Treasury Floating Rate Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Period from Feb. 3, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.14	$50.08	$50.10	$50.09

Income from investment operations:
Net investment income[b]	0.39	0.14	0.05	0.03
Net realized and unrealized gain (loss)[c]	0.01	0.06	(0.02)	0.01

Total from investment operations	0.40	0.20	0.03	0.04

Less distributions from:
Net investment income	(0.30)	(0.14)	(0.05)	(0.03)

Total distributions	(0.30)	(0.14)	(0.05)	(0.03)

Net asset value, end of period	$50.24	$50.14	$50.08	$50.10

Total return	0.80%	0.40%	0.05%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,122	$20,056	$15,025	$5,010
Ratio of expenses to average net assets[e]	0.15%	0.11%	0.00%	0.00%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	0.77%	0.29%	0.10%	0.09%
Portfolio turnover rate[f]	68%	25%	62%	57%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Treasury Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$25.74	$25.28	$25.01	$24.63	$25.27

Income from investment operations:
Net investment income[a]	0.40	0.36	0.33	0.30	0.21
Net realized and unrealized gain (loss)[b]	(0.61)	0.45	0.25	0.36	(0.61)

Total from investment operations	(0.21)	0.81	0.58	0.66	(0.40)

Less distributions from:
Net investment income	(0.37)	(0.35)	(0.31)	(0.28)	(0.24)

Total distributions	(0.37)	(0.35)	(0.31)	(0.28)	(0.24)

Net asset value, end of year	$25.16	$25.74	$25.28	$25.01	$24.63

Total return	(0.82)%	3.23%	2.32%	2.69%	(1.57)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,211,634	$2,635,596	$1,519,361	$237,581	$98,523
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	1.58%	1.39%	1.30%	1.21%	0.84%
Portfolio turnover rate[c]	47%	48%	36%	38%	37%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
CMBS	Diversified
GNMA Bond	Diversified
Treasury Floating Rate Bond	Diversified
U.S. Treasury Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares GNMA Bond ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by the Fund, if any, are noted in the schedule of investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
Treasury Floating Rate Bond	0.15
U.S. Treasury Bond	0.15

For its investment advisory services to the iShares GNMA Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies. For the year ended October 31, 2017, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $54,107.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
U.S. Treasury Bond	$679

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, the purchase and sales transactions executed by the iShares U.S. Treasury Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $794,009,835 and $444,781,382, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$21,686,895	$20,032,758	$33,142,060	$25,354,212
GNMA Bond	1,412,297,582	1,457,335,301	—	—
Treasury Floating Rate Bond	25,065,194	13,770,399	—	—
U.S. Treasury Bond	1,976,620,313	1,864,217,128	—	—

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Treasury Floating Rate Bond	$9,953,999	$4,978,379
U.S. Treasury Bond	3,390,743,291	833,392,450

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
CMBS	$—	$15	$(15)
GNMA Bond	—	4,812	(4,812)
Treasury Floating Rate Bond	8,398	3	(8,401)
U.S. Treasury Bond	6,590,141	828	(6,590,969)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
CMBS
Ordinary income	$5,610,333	$5,391,728

GNMA Bond
Ordinary income	$3,371,310	$1,746,237
Return of Capital	368,616	n/a

	$3,739,926	$1,746,237

Treasury Floating Rate Bond
Ordinary income	$144,126	$46,406

U.S. Treasury Bond
Ordinary income	$57,965,180	$27,999,630

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
CMBS	$544,212	$(571,411)	$485,755	$458,556
GNMA Bond	—	(1,613,966)	(448,586)	(2,062,552)
Treasury Floating Rate Bond	42,616	—	14,158	56,774
U.S. Treasury Bond	7,073,557	(11,023,147)	(45,903,170)	(49,852,760)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
CMBS	$571,411
GNMA Bond	1,613,966
U.S. Treasury Bond	11,023,147

For the year ended October 31, 2017, the iShares Treasury Floating Rate Bond ETF utilized $1,729 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares CMBS ETF, iShares GNMA Bond ETF,

iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares CMBS ETF, iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
CMBS	$5,818,836
GNMA Bond	2,533,359
Treasury Floating Rate Bond	182,039
U.S. Treasury Bond	62,575,422

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2017:

iShares ETF	Federal Obligation Interest
Treasury Floating Rate Bond	$182,039
U.S. Treasury Bond	62,575,422

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The iShares GNMA Bond ETF hereby designates $833,139 as short-term capital gain dividends for the fiscal year ended October 31, 2017.

The iShares Treasury Floating Rate Bond ETF hereby designates $3,494 as 20% rate long-term capital gain dividends for the fiscal year ended October 31, 2017.

TAX INFORMATION	55

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares CMBS ETF and iShares GNMA Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that the Peer Group for the Funds contained only three comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS	$1.225830	$—	$0.003357	$1.229187	100%	—%	0[a]	%	100%
GNMA Bond	1.027567	0.140806	0.000418	1.168791	88	12	0[a]		100
Treasury Floating Rate Bond	0.298143	—	—	0.298143	100	—	—		100
U.S. Treasury Bond	0.364156	—	0.003474	0.367630	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

SUPPLEMENTAL INFORMATION	63

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: February 14, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	61	4.30%
Greater than 0.5% and Less than 1.0%	280	19.76
Greater than 0.0% and Less than 0.5%	785	55.40
At NAV	29	2.05
Less than 0.0% and Greater than –0.5%	260	18.35
Less than -0.5% and Greater than –1.0%	1	0.07
Less than –1.0%	1	0.07

	1,417	100.00%

iShares GNMA Bond ETF

Period Covered: February 14, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	3	0.21
Greater than 1.0% and Less than 1.5%	23	1.62
Greater than 0.5% and Less than 1.0%	99	6.99
Greater than 0.0% and Less than 0.5%	888	62.67
At NAV	46	3.25
Less than 0.0% and Greater than –0.5%	353	24.91
Less than –0.5% and Greater than –1.0%	3	0.21

	1,417	100.00%

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Treasury Floating Rate Bond ETF

Period Covered: February 3, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.11%
Greater than 0.0% and Less than 0.5%	382	41.39
At NAV	149	16.14
Less than 0.0% and Greater than –0.5%	391	42.36

	923	100.00%

iShares U.S. Treasury Bond ETF

Period Covered: February 14, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,135	80.10%
At NAV	84	5.93
Less than 0.0% and Greater than –0.5%	198	13.97

	1,417	100.00%

SUPPLEMENTAL INFORMATION	65

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	69

Notes:

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or Interactive Data Pricing and Reference Data LLC. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1005-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Core 1-5 Year USD Bond ETF | ISTB | NASDAQ
➢	iShares Core International Aggregate Bond ETF | IAGG | Cboe BZX
➢	iShares Core Total USD Bond Market ETF | IUSB | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan (“BOJ”) maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE 1-5 YEAR USD BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.29%	1.39%	1.37%	1.29%	1.39%	1.37%
5 Years	1.38%	1.40%	1.50%	7.08%	7.21%	7.71%
Since Inception	1.39%	1.43%	1.51%	7.21%	7.40%	7.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index Performance through June 2, 2014 reflects the performance of the Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Bloomberg Barclays U.S. Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.60	$0.35	$1,000.00	$1,024.90	$0.36	0.07%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Bloomberg Barclays U.S. Universal 1-5 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.29%, net of fees, while the total return for the Index was 1.37%.

Corporate bonds contributed the most to the Index’s return for the reporting period, benefiting from continued investor demand for yield. Despite three short-term interest rate increases by the Fed, short-term U.S. bond yields remained low by historical standards. Consequently, investors looked to higher-yielding sectors of the fixed-income market. Commensurate with their comparatively greater credit risk, corporate bonds typically offer higher yields than most other fixed-income sectors. In particular, unrated corporate bonds and those with credit ratings below investment grade, which together represented approximately 11% of the Index on average for the reporting period, were meaningful contributors to the Index’s performance.

Within the corporate bond sector, banks contributed the most to the Index’s return for the reporting period, benefitting from improving economic conditions and rising interest rates. The energy industry also contributed to the Index’s return, as oil and gas prices increased during the reporting period. The communications and consumer non-cyclical industries were also significant contributors for the reporting period.

Government-related bonds also contributed to the Index’s performance for the reporting period. Bonds issued by entities outside of the U.S., including sovereign government debt and bonds issued by foreign government agencies, contributed the most.

U.S. Treasury securities, the largest sector weight in the Index on average, contributed marginally to the Index’s return for the reporting period. As short-term bond yields rose, interest income on short-term Treasury securities was offset by price declines.

ALLOCATION BY INVESTMENT TYPE

of 10/31/17

Investment Type	Percentage of Total Investments [1]

U.S. Government Obligations	44.35%
Corporate Bonds & Notes	36.81
Mortgage-Backed Securities	7.93
Foreign Government Obligations	7.53
U.S. Government Agency Obligations	2.83
Asset-Backed Securities	0.55

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	60.36%
Aa	5.04
A	12.27
Baa	12.12
Ba	3.95
B	2.77
Caa	1.27
Ca	0.04
Not Rated	2.18

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.46%	1.53%	1.58%	1.46%	1.53%	1.58%
Since Inception	3.86%	3.96%	3.89%	7.77%	7.98%	7.81%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/10/15. The first day of secondary market trading was 11/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.50	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.46%, net of fees, while the total return for the Index was 1.58%.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

International investment-grade bonds rose modestly on a currency-hedged basis for the reporting period. Looking at performance by broad sector, foreign government bonds, which made up approximately 63% of the Index on average during the reporting period, contributed the most. International government bonds benefitted from aggressive monetary stimulus by a number of central banks, which supported longer-term bond prices and drove yields to record lows across Europe and other foreign bond markets.

The largest contribution to the Index’s performance for the reporting period on a geographic basis came from European bonds, as the European Central Bank kept the broader market’s interest rate at a historic low of 0%. Bonds issued in France, with an average weight of approximately 13% of the Index, contributed to its performance the most. French bond prices benefitted when centrist candidate Emmanuel Macron was elected president, easing fears about the economic and political future of the European Union. Italy and Germany were also notable contributors. Italian corporate bonds, in particular, performed well as Italian companies consistently beat analysts’ expectations. German bonds benefitted as investors sought assets with less risk during periods of geopolitical uncertainty. No single country detracted meaningfully from the Index’s return for the reporting period.

Although interest rates generally rose for the reporting period, longer-term bond yields rose more than short-term bond yields in many markets. From a maturity perspective, intermediate-term bonds, which were approximately 50% of the Index on average, contributed the most to the Index’s return amid rising interest rates. In addition to offering higher yields than short-term securities, intermediate-term bonds are generally less sensitive than longer-term bonds to changes in interest rates. For the reporting period, intermediate-term bonds’ relatively high yields and moderate interest rate sensitivity helped the Index’s performance. By credit rating, bonds rated Aa were the largest contributors to the Index’s return, followed closely by Baa-rated securities, which together represented about 50% of the Index on average during the reporting period.

Overall, the positive performance of currencies in which the Index’s securities were denominated meant that hedging activity was a meaningful detractor from the Index’s return. A fully hedged investor seeks to bypass the return fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currencies relative to the U.S. dollar, such that the Index’s return was relatively close to international bond returns measured in local currencies.

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments*
France	13.34%
Japan	12.98
United Kingdom	11.22
Germany	10.94
Italy	8.97
Canada	6.03
Spain	6.01
Netherlands	3.34
Australia	3.16
Supranational	3.15

TOTAL	79.14%

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*
0-1 Year	0.48%
1-5 Years	41.01
5-10 Years	31.54
10-15 Years	8.53
15-20 Years	6.29
More than 20 Years	12.15

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE TOTAL USD BOND MARKET ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.70%	1.60%	1.76%	1.70%	1.60%	1.76%
Since Inception	2.98%	3.04%	2.98%	10.49%	10.69%	10.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.50	$0.31	$1,000.00	$1,024.90	$0.31	0.06%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Bloomberg Barclays U.S. Universal Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.70%, net of fees, while the total return for the Index was 1.76%.

Corporate bonds, the largest sector weight in the Index on average during the reporting period, contributed the most to its return, benefiting from continued investor demand for yield. As U.S. bond yields remained low by historical standards, investors looked to higher-yielding sectors of the fixed-income market, and corporate bonds typically offer higher yields than most other fixed-income sectors, commensurate with their comparatively greater credit risk. In particular, corporate bonds with credit ratings below investment grade, which represented approximately 9% of the Index on average during the reporting period, were meaningful contributors to the Index’s performance.

Within the corporate sector, banks contributed the most to the Index’s return for the reporting period. Banks benefited from economic improvement and rising interest rates, which together contribute to more lending activity, higher returns on their fixed-income portfolio, and fewer losses on new and existing loans. The energy industry, which benefitted from higher oil and gas prices, also contributed to the Index’s performance for the reporting period. The communications and consumer non-cyclical industries were also significant contributors.

Government-related bonds also contributed to the Index’s performance for the reporting period. The primary contributors in this sector were bonds issued by entities outside of the U.S., including sovereign government debt and bonds issued by foreign government agencies.

U.S. Treasury securities detracted from the Index’s return for the reporting period. Although short-term Treasury securities posted positive returns, intermediate- and long-term Treasury bonds declined, reflecting their greater interest rate sensitivity.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/17

Investment Type	Percentage of Total Investments [1]

Corporate Bonds & Notes	34.90%
U.S. Government Obligations	32.22
Mortgage-Backed Securities	24.71
Foreign Government Obligations	6.16
U.S. Government Agency Obligations	1.50
Municipal Debt Obligations	0.33
Asset-Backed Securities	0.18

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	61.10%
Aa	3.66
A	10.98
Baa	14.21
Ba	4.38
B	2.82
Caa	0.97
Ca	0.02
Not Rated	1.86

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Shares or Principal (000s)	Value
COMMON STOCKS — 0.00%

DIVERSIFIED FINANCIAL SERVICES — 0.00%
HoldCo.[a]	16	$15,264

		15,264
OIL & GAS — 0.00%
Vanguard Natural Resources Inc.[a]	1	1,548

		1,548

TOTAL COMMON STOCKS
(Cost: $16,433)		16,812

PREFERRED STOCKS — 0.00%

DIVERSIFIED FINANCIAL SERVICES — 0.00%
HoldCo., Preference Shares[a]	1	98

		98

TOTAL PREFERRED STOCKS
(Cost: $98)		98

ASSET-BACKED SECURITIES — 0.55%
Barclays Dryrock Issuance Trust
Series 2014-3, Class A
2.41%, 07/15/22	$500	503,653
Citibank Credit Card Issuance Trust
Series 2014-A6, Class A6
2.15%, 07/15/21	500	502,532
Series 2016-A1, Class A1
1.75%, 11/19/21	1,000	996,769
Series 2017-A3, Class A3
1.92%, 04/07/22	2,000	1,997,149
Discover Card Execution Note Trust
Series 2012-A6, Class A6
1.67%, 01/18/22	250	249,267
Series 2014-A4, Class A4
2.12%, 12/15/21	500	502,147
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A3
1.32%, 01/15/21 (Call 07/15/20)	800	795,958

Security	Principal (000s)	Value
Synchrony Credit Card Master Note Trust
Series 2015-1, Class A
2.37%, 03/15/23	$800	$806,395

TOTAL ASSET-BACKED SECURITIES
(Cost: $6,380,343)		6,353,870

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.42%

MORTGAGE-BACKED SECURITIES — 0.42%
COMM Mortgage Trust
Series 2012-CR1, Class A
3 3.39%, 05/15/45	757	784,237
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	225	241,710
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-C20, Class A
5 3.80%, 07/15/47	150	158,279
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS
4.08%, 07/15/46[b]	1,000	1,057,149
Series 2015-C22, Class A4
3.31%, 04/15/48	250	256,300
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5, Class A4
3.18%, 03/10/46	800	821,269
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB
3.24%, 12/15/47	1,500	1,545,695

		4,864,639

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $4,868,891)		4,864,639

CORPORATE BONDS & NOTES — 36.46%

ADVERTISING — 0.07%
Affinion Group Inc.
12.50% (14.00% PIK), 11/10/22 (Call 05/10/20)[c,d]	26	22,967

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Clear Channel International BV
8.75%, 12/15/20 (Call 12/15/17)[c]	$100	$104,999
Omnicom Group Inc.
3.63%, 05/01/22	275	286,828
4.45%, 08/15/20	275	291,277
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 12/01/17)	50	51,693
WPP Finance 2010
4.75%, 11/21/21	50	53,864

		811,628
AEROSPACE & DEFENSE — 0.42%
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)	175	187,864
5.72%, 02/23/19	100	104,396
5.87%, 02/23/22	100	109,494
6.15%, 08/15/20	100	109,039
BAE Systems Holdings Inc.
6.38%, 06/01/19[c]	175	186,454
Boeing Co. (The)
1.65%, 10/30/20 (Call 09/30/20)	25	24,805
2.13%, 03/01/22 (Call 02/01/22)	400	399,648
4.88%, 02/15/20	210	223,864
6.00%, 03/15/19	25	26,477
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 12/01/17)	36	36,626
L3 Technologies Inc.
4.75%, 07/15/20	225	239,238
5.20%, 10/15/19	75	79,414
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	375	379,661
3.35%, 09/15/21	110	114,081
4.25%, 11/15/19	125	130,804
Northrop Grumman Corp.
3.50%, 03/15/21	360	374,317
Orbital ATK Inc.
5.25%, 10/01/21 (Call 12/01/17)	47	48,481
Pioneer Holdings LLC/Pioneer Finance Corp.
9.00%, 11/01/22 (Call 11/01/19)[c]	25	25,494
Raytheon Co.
3.13%, 10/15/20	100	103,236
Rockwell Collins Inc.
1.95%, 07/15/19	55	55,014

Security	Principal (000s)	Value
2.80%, 03/15/22 (Call 02/15/22)	$180	$181,809
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/17)	50	50,716
6.00%, 07/15/22 (Call 12/01/17)	200	208,296
Triumph Group Inc.
4.88%, 04/01/21 (Call 12/01/17)	50	49,667
5.25%, 06/01/22 (Call 12/01/17)	40	39,686
United Technologies Corp.
1.50%, 11/01/19	350	347,375
1.95%, 11/01/21 (Call 10/01/21)	535	526,724
2.30%, 05/04/22 (Call 04/04/22)	250	248,227
4.50%, 04/15/20	275	291,164

		4,902,071
AGRICULTURE — 0.36%
Alliance One International Inc.
8.50%, 04/15/21 (Call 10/15/18)[c]	48	50,269
9.88%, 07/15/21 (Call 12/01/17)	100	87,746
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	400	405,056
2.85%, 08/09/22	125	126,679
4.75%, 05/05/21	200	217,100
9.25%, 08/06/19	100	112,451
BAT Capital Corp.
2.30%, 08/14/20[c]	240	240,158
2.76%, 08/15/22 (Call 07/15/22)[c]	100	100,101
BAT International Finance PLC
2.75%, 06/15/20[c]	283	286,334
3.50%, 06/15/22[c]	250	257,868
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (Call 10/24/20)	160	164,054
Imperial Brands Finance PLC
2.95%, 07/21/20[c]	200	203,312
Kernel Holding SA
8.75%, 01/31/22[e]	200	220,414
Philip Morris International Inc.
1.38%, 02/25/19	55	54,705
1.88%, 01/15/19	550	550,644
1.88%, 02/25/21 (Call 01/25/21)	110	108,690
2.63%, 02/18/22 (Call 01/18/22)	240	241,958
2.90%, 11/15/21	205	208,881
4.50%, 03/26/20	50	52,844
Reynolds American Inc.
3.25%, 06/12/20	175	179,387

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Viterra Inc.
5.95%, 08/01/20[c]	$250	$272,678

		4,141,329
AIRLINES — 0.14%
Air Canada
7.75%, 04/15/21[c,f]	55	62,885
Allegiant Travel Co.
5.50%, 07/15/19	65	67,000
American Airlines Group Inc.
4.63%, 03/01/20[c]	75	77,418
5.50%, 10/01/19[c]	125	130,313
Continental Airlines Inc. Pass Through Trust
Series 2009-2, Class A
7.25%, 05/10/21	33	35,529
Series 2012-3, Class C
6.13%, 04/29/18	50	50,730
Delta Air Lines Inc.
2.88%, 03/13/20	100	101,037
3.63%, 03/15/22 (Call 02/15/22)	300	307,866
Delta Air Lines Inc. Pass Through Trust
Series 2010-2, Class A
4.95%, 11/23/20	10	10,488
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	157	159,262
2.75%, 11/06/19 (Call 10/06/19)	210	212,810
United Continental Holdings Inc.
4.25%, 10/01/22	25	25,132
6.00%, 12/01/20	15	16,261
Unity 1 Sukuk Ltd.
3.86%, 11/30/21[e]	200	203,984
Virgin Australia Holdings Ltd.
7.88%, 10/15/21[c]	50	51,913
8.50%, 11/15/19[c]	50	52,696

		1,565,324
APPAREL — 0.01%
Nine West Holdings Inc.
8.25%, 03/15/19[c]	25	4,031
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	100	101,348
William Carter Co. (The)
5.25%, 08/15/21 (Call 12/01/17)	50	51,384

		156,763

Security	Principal (000s)	Value
AUTO MANUFACTURERS — 1.16%
American Honda Finance Corp.
1.20%, 07/12/19	$50	$49,456
1.50%, 11/19/18	60	59,875
1.65%, 07/12/21	120	117,589
1.70%, 02/22/19	150	149,751
1.70%, 09/09/21	125	122,573
2.00%, 02/14/20	155	155,136
2.25%, 08/15/19	400	402,484
2.45%, 09/24/20	100	101,128
Aston Martin Capital Holdings Ltd.
6.50%, 04/15/22 (Call 04/15/19)[c]	200	212,526
BMW U.S. Capital LLC
1.50%, 04/11/19[c]	275	273,729
1.85%, 09/15/21 (Call 08/15/21)[c]	100	98,132
2.00%, 04/11/21 (Call 03/11/21)[c]	130	129,071
Daimler Finance North America LLC
1.50%, 07/05/19[c]	250	247,910
2.25%, 03/02/20[c]	250	250,850
2.45%, 05/18/20[c]	300	302,076
2.85%, 01/06/22[c]	400	404,748
3.88%, 09/15/21[c]	250	262,357
Fiat Chrysler Automobiles NV
4.50%, 04/15/20	320	332,797
Ford Motor Credit Co. LLC
2.02%, 05/03/19	200	199,766
2.34%, 11/02/20	500	499,475
2.46%, 03/27/20	200	200,794
2.60%, 11/04/19	200	201,466
3.20%, 01/15/21	250	256,027
3.34%, 03/18/21	1,050	1,076,659
3.34%, 03/28/22 (Call 02/28/22)	200	204,046
5.88%, 08/02/21	250	278,635
General Motors Financial Co. Inc.
2.35%, 10/04/19	200	200,692
2.40%, 05/09/19	150	150,635
3.10%, 01/15/19	340	344,226
3.15%, 01/15/20 (Call 12/15/19)	25	25,462
3.15%, 06/30/22 (Call 05/30/22)	250	252,647
3.20%, 07/13/20 (Call 06/13/20)	410	419,245
3.45%, 01/14/22 (Call 12/14/21)	300	307,542
3.45%, 04/10/22 (Call 02/10/22)	75	76,692
3.70%, 11/24/20 (Call 10/24/20)	200	207,540
4.20%, 03/01/21 (Call 02/01/21)	150	157,562
4.38%, 09/25/21	250	265,405

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Harley-Davidson Financial Services Inc.
2.85%, 01/15/21 (Call 12/15/20)[c]	$100	$101,103
Hyundai Capital America
2.45%, 06/15/21[e]	200	196,448
2.55%, 02/06/19[e]	170	170,150
2.60%, 03/19/20[e,f]	300	299,364
2.75%, 09/18/20[c]	100	99,847
Hyundai Capital Services Inc.
3.00%, 03/06/22[e]	200	198,528
Jaguar Land Rover Automotive PLC
4.13%, 12/15/18[c]	200	203,956
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/17)	175	175,695
Nissan Motor Acceptance Corp.
1.55%, 09/13/19[c]	135	133,731
2.00%, 03/08/19[c]	100	99,997
2.15%, 09/28/20[c]	250	249,357
2.55%, 03/08/21[c]	250	251,312
PACCAR Financial Corp.
2.30%, 08/10/22	75	74,561
2.50%, 08/14/20	100	101,135
Toyota Motor Credit Corp.
1.40%, 05/20/19	25	24,862
1.70%, 02/19/19	75	74,950
1.90%, 04/08/21	265	262,766
2.10%, 01/17/19	175	175,775
2.13%, 07/18/19	455	457,166
2.15%, 03/12/20	170	170,891
2.60%, 01/11/22	365	369,760
2.80%, 07/13/22	25	25,451
3.30%, 01/12/22	100	104,070
Volkswagen Group of America Finance LLC
2.13%, 05/23/19[c]	200	200,042
2.40%, 05/22/20[c]	200	200,594

		13,418,215
AUTO PARTS & EQUIPMENT — 0.06%
American Axle & Manufacturing Inc.
5.13%, 02/15/19 (Call 12/01/17)	25	25,046
6.25%, 03/15/21 (Call 12/01/17)	50	51,366
6.63%, 10/15/22 (Call 12/01/17)	75	77,746
Goodyear Tire & Rubber Co. (The)
8.75%, 08/15/20	15	17,416

Security	Principal (000s)	Value
IHO Verwaltungs GmbH
4.13% (4.88% PIK), 09/15/21 (Call 09/15/18)[c,d]	$200	$204,030
International Automotive Components Group SA
9.13%, 06/01/18 (Call 12/01/17)[c]	20	19,994
Titan International Inc.
6.88%, 10/01/20 (Call 12/01/17)	25	25,723
ZF North America Capital Inc.
4.00%, 04/29/20[c]	150	154,644
4.50%, 04/29/22[c]	150	157,114

		733,079
BANKS — 11.04%
ADCB Finance Cayman Ltd.
2.50%, 03/06/18[e]	400	400,488
Agricultural Bank of China Ltd./ New York
2.00%, 05/21/18	250	249,850
Akbank Turk AS
4.00%, 01/24/20[e]	200	199,360
Al Ahli Bank of Kuwait KSCP
3.50%, 04/05/22[e]	200	201,744
Alfa Bank AO Via Alfa Bond Issuance PLC
7.75%, 04/28/21[e]	200	225,804
ANZ New Zealand Int’l Ltd./London
2.88%, 01/25/22[c]	250	251,920
Australia & New Zealand Banking Group Ltd.
2.13%, 08/19/20	250	249,585
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	200	201,002
2.55%, 11/23/21	250	250,530
2.63%, 05/19/22	250	250,737
Axis Bank Ltd./Dubai
2.88%, 06/01/21[e]	200	199,554
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22[e]	200	213,972
5.90%, 01/16/21[e]	200	212,172
6.75%, 09/29/19[e]	100	106,873
Banco Davivienda SA
5.88%, 07/09/22[e]	200	215,818
Banco del Estado de Chile
4.13%, 10/07/20[c]	200	209,882

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Banco do Brasil SA/Cayman Islands
5.38%, 01/15/21[e]	$100	$104,245
5.88%, 01/26/22[e]	200	211,222
VRN, (10 year CMT + 7.782%)
8.50%[e,g,h]	100	110,510
Banco Nacional de Comercio Exterior SNC
VRN, (5 year CMT + 3.000%)
3.80%, 08/11/26[e,h]	200	199,232
Banco Nacional de Costa Rica
5.88%, 04/25/21[e]	200	208,078
Banco Santander SA
3.50%, 04/11/22	200	204,678
Banco Votorantim SA
7.38%, 01/21/20[e]	100	107,000
Bancolombia SA
5.13%, 09/11/22	87	91,378
Bangkok Bank PCL/Hong Kong
3.30%, 10/03/18[e]	200	201,922
Bank Nederlandse Gemeenten NV
1.38%, 01/28/19[c]	250	248,958
1.75%, 03/24/20[c]	550	548,168
1.88%, 06/11/19[c]	100	100,153
Bank of America Corp.
2.60%, 01/15/19	50	50,319
2.63%, 10/19/20	350	353,038
2.63%, 04/19/21	220	221,269
2.65%, 04/01/19	700	705,264
5.00%, 05/13/21	420	455,923
5.63%, 07/01/20	450	488,569
5.70%, 01/24/22	510	572,230
5.88%, 01/05/21	75	82,872
7.63%, 06/01/19	775	840,743
VRN, (3 mo. LIBOR US + 0.660%)
2.37%, 07/21/21 (Call 07/21/20)[h]	240	239,758
VRN, (3 mo. LIBOR US + 1.160%)
3.12%, 01/20/23 (Call 01/20/22)[h]	525	532,933
Series L
2.25%, 04/21/20	350	350,266
Bank of America N.A.
2.05%, 12/07/18	250	250,602
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[c]	200	212,736
Bank of China Ltd./Hong Kong
2.13%, 06/30/18[e]	200	200,070
2.88%, 06/30/20[e]	200	202,094

Security	Principal (000s)	Value
Bank of China Ltd./Luxembourg
1.88%, 07/12/19[e]	$200	$198,170
2.25%, 07/12/21[e]	200	196,298
Bank of China Ltd./Macau
2.88%, 04/20/22[e]	400	401,136
Bank of Communications Co. Ltd./ Hong Kong
FRN, (3 mo. LIBOR US + 0.780%)
2.10%, 05/15/20[e,i]	200	200,070
Bank of East Asia Ltd. (The)
6.13%, 07/16/20[e]	200	216,680
Bank of India/Jersey
3.13%, 05/06/20[e]	200	200,284
Bank of Montreal
1.90%, 08/27/21	360	354,182
2.10%, 06/15/20	250	249,975
2.38%, 01/25/19 (Call 12/25/18)	100	100,617
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	435	432,612
2.10%, 01/15/19 (Call 12/15/18)	50	50,169
2.20%, 03/04/19 (Call 02/02/19)	50	50,230
2.20%, 05/15/19 (Call 04/15/19)	100	100,451
2.30%, 09/11/19 (Call 08/11/19)	100	100,739
2.45%, 11/27/20 (Call 10/27/20)	265	267,480
2.50%, 04/15/21 (Call 03/15/21)	100	100,897
2.60%, 08/17/20 (Call 07/17/20)	425	431,111
2.60%, 02/07/22 (Call 01/07/22)	100	100,693
3.55%, 09/23/21 (Call 08/23/21)	150	157,481
Series G
2.15%, 02/24/20 (Call 01/24/20)	50	50,208
Bank of Nova Scotia (The)
1.65%, 06/14/19	250	248,733
1.95%, 01/15/19	50	50,087
2.05%, 06/05/19	375	375,694
2.35%, 10/21/20	300	301,428
2.45%, 09/19/22	200	198,930
2.70%, 03/07/22	435	438,615
2.80%, 07/21/21	50	50,790
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
2.30%, 03/05/20[c]	652	653,148
Bank Otkritie Financial Corp. OJSC via OFCB Capital PLC
10.00%, 04/26/19[e]	200	31,250

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Banque Federative du Credit Mutuel SA
2.50%, 04/13/21[c]	$200	$200,972
Barclays PLC
2.75%, 11/08/19	200	201,990
3.20%, 08/10/21	600	608,682
3.25%, 01/12/21	450	457,497
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	280	278,267
2.15%, 02/01/21 (Call 01/01/21)	200	199,684
2.25%, 02/01/19 (Call 01/02/19)	360	361,782
2.45%, 01/15/20 (Call 12/15/19)	300	302,913
2.75%, 04/01/22 (Call 03/01/22)	100	101,324
5.25%, 11/01/19	50	53,056
BBVA Banco Continental SA
3.25%, 04/08/18[e]	100	100,367
BBVA Bancomer SA/Texas
6.50%, 03/10/21[e]	150	164,166
7.25%, 04/22/20[e]	200	217,570
BNP Paribas SA
2.38%, 05/21/20	250	252,075
2.40%, 12/12/18	100	100,602
5.00%, 01/15/21	250	270,852
BOS Funding Ltd.
3.37%, 06/08/20[e]	200	200,482
BPCE SA 2.25%, 01/27/20	250	251,315
2.75%, 12/02/21	250	253,010
3.00%, 05/22/22[c]	250	251,595
Caixa Economica Federal
4.50%, 10/03/18[e]	150	152,382
Canadian Imperial Bank of Commerce
1.60%, 09/06/19	155	154,019
2.10%, 10/05/20	250	249,285
2.55%, 06/16/22	150	149,964
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	425	427,648
2.50%, 05/12/20 (Call 04/12/20)	100	100,412
3.05%, 03/09/22 (Call 02/09/22)	310	314,405
4.75%, 07/15/21	125	134,654
Capital One N.A./Mclean VA
2.25%, 09/13/21 (Call 08/13/21)	250	246,408
2.35%, 01/31/20 (Call 12/31/19)	250	250,412
2.65%, 08/08/22 (Call 07/08/22)	250	248,713

Security	Principal (000s)	Value
CBQ Finance Ltd.
3.25%, 06/13/21[e]	$200	$198,498
China CITIC Bank International Ltd.
6.88%, 06/24/20[e]	205	223,536
China Construction Bank Asia Corp. Ltd.
VRN, (5 year CMT + 2.750%)
4.25%, 08/20/24 (Call 08/20/19)[e,h]	200	204,370
China Construction Bank Corp.
VRN, (5 year CMT + 2.425%)
3.88%, 05/13/25 (Call 05/13/20)[e,h]	400	407,240
China Development Bank
2.13%, 06/01/21[e]	200	196,510
2.50%, 10/09/20[e]	200	200,122
2.63%, 01/24/22[e]	500	498,540
China Development Bank Corp./ Hong Kong
1.88%, 11/03/21[e]	200	193,908
China Everbright Bank Co. Ltd.
2.50%, 03/08/20[e]	200	198,644
CIMB Bank Bhd
3.26%, 03/15/22[e]	200	203,274
CIT Group Inc.
3.88%, 02/19/19	125	126,974
5.00%, 08/15/22	125	134,461
5.38%, 05/15/20	60	64,304
Citibank N.A.
1.85%, 09/18/19 (Call 08/18/19)	250	249,463
2.10%, 06/12/20 (Call 05/12/20)	250	249,690
2.13%, 10/20/20 (Call 09/20/20)	250	249,150
CITIC Ltd.
2.80%, 12/14/21[e]	200	198,506
6.38%, 04/10/20[e]	200	216,432
VRN, (5 year CMT + 7.816%)
8.63%, (Call 11/22/18)[e,g,h]	200	212,100
Citigroup Inc.
2.05%, 12/07/18	300	300,219
2.05%, 06/07/19	125	124,916
2.35%, 08/02/21	100	99,454
2.40%, 02/18/20	130	130,611
2.45%, 01/10/20 (Call 12/10/19)	300	301,653
2.50%, 07/29/19	300	302,040
2.55%, 04/08/19	450	453,303
2.65%, 10/26/20	350	352,985

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.70%, 03/30/21	$375	$378,281
2.75%, 04/25/22 (Call 03/25/22)	25	25,051
2.90%, 12/08/21 (Call 11/08/21)	450	454,851
4.50%, 01/14/22	350	375,011
VRN, (3 mo. LIBOR US + 0.950%)
2.88%, 07/24/23 (Call 07/24/22)[h]	250	249,715
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	500	502,210
Citizens Financial Group Inc.
2.38%, 07/28/21 (Call 06/28/21)	25	24,816
Commonwealth Bank of Australia
1.75%, 11/07/19[c]	250	248,565
2.00%, 09/06/21[c]	250	246,078
2.50%, 09/18/22[c]	550	548,537
2.75%, 03/10/22[c]	250	252,475
Commonwealth Bank of Australia/New York NY
1.75%, 11/02/18	250	249,993
2.30%, 03/12/20	250	250,950
Compass Bank
2.88%, 06/29/22 (Call 05/29/22)	250	248,330
Cooperatieve Rabobank UA
3.88%, 02/08/22	225	238,383
4.50%, 01/11/21	50	53,474
VRN, (3 mo. LIBOR US + 10.868%)
11.00%, (Call 06/30/19)[c,g,h]	350	397,369
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	500	503,150
2.50%, 01/19/21	750	756,750
2.75%, 01/10/22	250	253,777
Credit Agricole SA/London
2.50%, 04/15/19[c]	250	251,760
3.38%, 01/10/22[c]	250	255,247
Credit Bank of Moscow Via CBOM Finance PLC
5.88%, 11/07/21[e]	200	207,262
Credit Suisse AG/New York NY
2.30%, 05/28/19	250	251,330
5.40%, 01/14/20	500	532,790
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	350	353,622
3.13%, 12/10/20	300	305,601
3.80%, 09/15/22	250	260,490

Security	Principal (000s)	Value
Danske Bank A/S
2.70%, 03/02/22[c]	$250	$251,780
DBS Group Holdings Ltd.
VRN, (5 year USD Swap + 2.390%)
3.60%, (Call 09/07/21)[e,g,h]	200	200,820
Deutsche Bank AG
3.13%, 01/13/21	700	707,588
3.38%, 05/12/21	500	508,440
4.25%, 10/14/21	250	261,700
Deutsche Bank AG/London
2.50%, 02/13/19	25	25,119
Development Bank of Japan Inc.
1.63%, 09/01/21[c]	250	242,803
Dexia Credit Local SA
2.25%, 02/18/20[c]	250	250,880
2.38%, 09/20/22[c]	500	498,430
DIB Sukuk Ltd.
3.66%, 02/14/22[e]	200	203,268
Discover Bank
2.60%, 11/13/18 (Call 10/12/18)	250	251,732
3.10%, 06/04/20 (Call 05/04/20)	250	254,995
DNB Bank ASA
2.13%, 10/02/20[c]	400	399,568
2.38%, 06/02/21[c]	200	200,244
EI Sukuk Co. Ltd.
3.54%, 05/31/21[e]	200	203,114
Emirates NBD PJSC
3.25%, 11/19/19[e]	200	202,264
Fifth Third Bancorp.
2.30%, 03/01/19 (Call 01/30/19)	150	150,686
2.60%, 06/15/22 (Call 05/15/22)	325	324,057
2.88%, 07/27/20 (Call 06/27/20)	200	203,590
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	200	198,656
First Abu Dhabi Bank PJSC
2.25%, 02/11/20[e]	200	198,730
VRN, (5 year USD Swap + 3.350%)
5.25%, (Call 06/17/20)[e,g,h]	200	205,158
First Gulf Bank PJSC
3.25%, 01/14/19[e]	200	202,528
First Republic Bank/CA
2.50%, 06/06/22 (Call 05/06/22)	250	248,133
Global Bank Corp.
4.50%, 10/20/21[e]	200	204,632

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
2.30%, 12/13/19 (Call 11/13/19)	$300	$300,813
2.55%, 10/23/19	250	251,937
2.60%, 04/23/20 (Call 03/23/20)	275	276,996
2.63%, 01/31/19	280	282,148
2.63%, 04/25/21 (Call 03/25/21)	750	752,985
2.75%, 09/15/20 (Call 08/15/20)	170	171,828
2.88%, 02/25/21 (Call 01/25/21)	100	101,284
3.00%, 04/26/22 (Call 04/26/21)	735	741,799
5.25%, 07/27/21	850	931,379
5.38%, 03/15/20	100	106,996
5.75%, 01/24/22	375	419,745
7.50%, 02/15/19	310	331,257
VRN, (3 mo. LIBOR US + 0.990%)
2.91%, 07/24/23 (Call 07/24/22)[h]	500	498,525
VRN, (3 mo. LIBOR US + 1.053%)
2.91%, 06/05/23 (Call 06/05/22)[h]	250	249,568
Halyk Savings Bank of Kazakhstan JSC
7.25%, 01/28/21[e]	200	220,432
HSBC Bank USA N.A.
4.88%, 08/24/20	250	267,757
HSBC Holdings PLC
2.65%, 01/05/22	250	250,365
2.95%, 05/25/21	250	254,272
3.40%, 03/08/21	850	876,188
5.10%, 04/05/21	350	380,401
VRN, (3 mo. LIBOR US + 1.055%)
3.26%, 03/13/23 (Call 03/13/22)[h]	250	255,725
HSBC USA Inc.
2.25%, 06/23/19	100	100,482
2.35%, 03/05/20	100	100,580
2.38%, 11/13/19	350	352,345
2.75%, 08/07/20	200	203,184
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	355	350,701
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	250	248,328
2.88%, 08/20/20 (Call 07/20/20)	250	254,157
ICICI Bank Ltd./Dubai
3.13%, 08/12/20[e]	200	201,808
3.50%, 03/18/20[e]	200	203,412
4.80%, 05/22/19[e]	200	206,784

Security	Principal (000s)	Value
IDBI Bank Ltd./DIFC Dubai
4.38%, 03/26/18[e]	$200	$201,198
Industrial & Commercial Bank of China (Asia) Ltd.
5.13%, 11/30/20[e]	200	213,374
Industrial & Commercial Bank of China Ltd.
2.50%, 06/16/21[e]	200	197,820
Industrial & Commercial Bank of China Ltd./Hong Kong
2.88%, 02/21/22[e]	400	400,296
Industrial & Commercial Bank of China Ltd./Singapore
1.88%, 08/11/19[e]	200	198,176
2.50%, 11/21/17[e]	400	400,112
FRN, (3 mo. LIBOR US + 0.950%)
2.26%, 04/24/22[e,i]	200	200,750
Industrial & Commercial Bank of China Macau Ltd.
VRN, (5 year CMT + 2.250%)
3.88%, 09/10/24 (Call 09/10/19)[e,h]	200	202,692
ING Bank NV
2.00%, 11/26/18[c]	200	200,230
2.45%, 03/16/20[c]	400	402,556
2.75%, 03/22/21[c]	250	253,122
Intesa Sanpaolo SpA
3.13%, 07/14/22[c]	250	250,742
6.50%, 02/24/21[c]	100	111,358
Itau Unibanco Holding SA/Cayman Islands
5.75%, 01/22/21[e]	485	513,571
6.20%, 12/21/21[e]	200	217,010
JPMorgan Chase & Co.
1.85%, 03/22/19 (Call 02/22/19)	380	379,829
2.20%, 10/22/19	300	301,377
2.25%, 01/23/20 (Call 12/23/19)	150	150,753
2.30%, 08/15/21 (Call 08/15/20)	250	248,820
2.35%, 01/28/19	25	25,142
2.40%, 06/07/21 (Call 05/07/21)	100	100,180
2.55%, 10/29/20 (Call 09/29/20)	200	201,586
2.55%, 03/01/21 (Call 02/01/21)	500	503,295
2.75%, 06/23/20 (Call 05/23/20)	400	406,216
3.25%, 09/23/22	500	513,800

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.25%, 10/15/20	$305	$322,541
4.35%, 08/15/21	138	147,486
4.40%, 07/22/20	200	211,736
4.50%, 01/24/22	535	577,286
4.63%, 05/10/21	225	242,006
6.30%, 04/23/19	900	956,088
JPMorgan Chase Bank N.A.
1.65%, 09/23/19 (Call 08/23/19)	500	498,325
KEB Hana Bank
2.50%, 06/12/19[e]	200	199,868
KeyBank N.A./Cleveland OH
2.35%, 03/08/19	250	251,597
2.40%, 06/09/22	250	248,623
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	445	446,900
2.90%, 09/15/20	175	178,290
5.10%, 03/24/21	70	76,180
KfW
1.00%, 07/15/19	200	197,576
1.13%, 11/16/18	725	721,353
1.25%, 09/30/19	550	544,863
1.50%, 02/06/19	645	643,749
1.50%, 04/20/20	1,420	1,408,896
1.50%, 06/15/21[f]	420	412,583
1.63%, 05/29/20	150	149,192
1.63%, 03/15/21	750	741,622
1.75%, 10/15/19	500	499,980
1.75%, 03/31/20	600	599,022
1.88%, 04/01/19	395	396,082
1.88%, 06/30/20	1,250	1,250,812
1.88%, 11/30/20	750	749,107
2.00%, 09/29/22	100	99,352
2.13%, 03/07/22	525	525,467
2.13%, 06/15/22[f]	575	575,000
2.75%, 09/08/20	250	256,010
2.75%, 10/01/20	550	563,436
4.88%, 06/17/19	950	997,975
Kookmin Bank
2.25%, 02/03/21[e]	300	295,722
Korea Development Bank (The)
1.38%, 09/12/19	200	196,306
FRN, (3 mo. LIBOR US + 0.675%)
2.00%, 09/19/20[i]	250	249,953
2.25%, 05/18/20	200	198,266
3.00%, 03/17/19	200	201,838
3.00%, 09/14/22	200	201,256

Security	Principal (000s)	Value
4.63%, 11/16/21	$250	$267,160
FRN, (3 mo. LIBOR US + 0.705%)
2.02%, 02/27/22[i]	300	298,851
Krung Thai Bank PCL/Cayman Islands
VRN, (5 year CMT + 3.535%)
5.20%, 12/26/24 (Call 12/26/19)[e,h]	200	207,688
Landwirtschaftliche Rentenbank
1.38%, 10/23/19	300	297,816
1.63%, 08/18/20[e]	200	198,672
1.75%, 04/15/19	400	400,368
2.38%, 03/24/21[e]	500	506,720
Lloyds Bank PLC
2.70%, 08/17/20	250	253,965
Lloyds Banking Group PLC
3.00%, 01/11/22	225	227,788
3.10%, 07/06/21	250	254,615
Macquarie Bank Ltd.
2.60%, 06/24/19[c]	250	251,822
2.85%, 07/29/20[c]	250	252,960
Macquarie Group Ltd.
3.00%, 12/03/18[c]	200	202,178
Malayan Banking Bhd
VRN, (5 year USD Swap + 2.542%)
3.91%, 10/29/26 (Call 10/29/21)[e,h]	200	206,422
Manufacturers & Traders Trust Co.
2.30%, 01/30/19 (Call 12/30/18)	250	251,037
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	250	246,878
2.95%, 03/01/21	250	253,977
3.00%, 02/22/22	50	50,727
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/20[c]	250	252,027
Mizuho Bank Ltd.
2.45%, 04/16/19[c]	400	402,276
2.70%, 10/20/20[c]	250	252,070
Mizuho Financial Group Inc.
2.27%, 09/13/21	200	197,018
2.60%, 09/11/22	250	247,740
2.95%, 02/28/22	200	201,852
Morgan Stanley
2.20%, 12/07/18	75	75,251
2.38%, 07/23/19	550	552,618

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.45%, 02/01/19	$290	$291,598
2.50%, 01/24/19	525	528,449
2.50%, 04/21/21	1,020	1,021,244
2.63%, 11/17/21	110	110,106
2.65%, 01/27/20	425	429,131
2.75%, 05/19/22	350	350,780
2.80%, 06/16/20	490	497,208
5.50%, 07/24/20	400	433,692
5.50%, 07/28/21	250	276,135
5.75%, 01/25/21	300	330,924
7.30%, 05/13/19	200	215,532
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	250	249,923
National Australia Bank Ltd./New York
1.88%, 07/12/21	250	245,190
2.50%, 05/22/22	500	499,440
2.63%, 07/23/20	350	354,249
2.80%, 01/10/22	250	253,360
National Bank of Canada
2.15%, 06/12/20 (Call 05/12/20)	250	249,885
National Savings Bank
8.88%, 09/18/18[e]	200	209,470
Nederlandse Waterschapsbank NV
1.63%, 03/04/20[c]	200	198,670
1.88%, 03/13/19[c]	200	200,320
NongHyup Bank
1.88%, 09/12/21[e]	200	192,502
Nordea Bank AB
2.13%, 05/29/20[c]	250	250,318
2.25%, 05/27/21[c]	200	199,428
2.50%, 09/17/20[c]	200	201,802
4.88%, 05/13/21[c]	250	268,207
Northern Trust Corp.
3.38%, 08/23/21	50	52,016
NRW Bank
1.25%, 07/29/19[e]	500	494,800
1.75%, 08/17/20[e]	500	496,750
Oesterreichische Kontrollbank AG
1.13%, 04/26/19	25	24,769
1.38%, 02/10/20	150	148,434
1.50%, 10/21/20	600	592,428
1.88%, 01/20/21	350	348,813
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[j]	250	248,843
2.25%, 07/02/19 (Call 06/02/19)[j]	250	251,300

Security	Principal (000s)	Value
2.63%, 02/17/22 (Call 01/18/22)[j]	$600	$604,512
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[j]	400	427,000
6.70%, 06/10/19[j]	75	80,580
QNB Finance Ltd.
2.13%, 02/14/18[e]	200	199,784
2.75%, 10/31/18[e]	200	199,808
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	50	50,161
3.20%, 02/08/21 (Call 01/08/21)	100	102,233
Royal Bank of Canada
1.50%, 07/29/19	250	248,325
1.63%, 04/15/19	50	49,827
2.00%, 12/10/18	500	501,205
2.13%, 03/02/20	200	200,450
2.15%, 03/15/19	150	150,639
2.15%, 10/26/20	750	749,842
2.35%, 10/30/20	250	251,395
2.50%, 01/19/21	165	166,485
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	250	270,095
VRN, (3 mo. LIBOR US + 1.480%)
3.50%, 05/15/23 (Call 05/15/22)[h]	250	252,105
Santander Holdings USA Inc.
2.70%, 05/24/19 (Call 04/24/19)	360	362,347
3.70%, 03/28/22 (Call 02/28/22)[c]	400	409,092
Santander UK Group Holdings PLC
2.88%, 10/16/20	150	151,842
2.88%, 08/05/21	200	201,238
3.13%, 01/08/21	290	294,985
Santander UK PLC
2.38%, 03/16/20	300	302,193
2.50%, 03/14/19	160	161,224
Shinhan Bank Co. Ltd.
VRN, (5 year CMT + 2.150%)
3.88%, 12/07/26 (Call 12/07/21)[e,h]	200	204,088
SIB Sukuk Co. III Ltd.
3.08%, 09/08/21[e]	250	248,735
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	250	245,835
2.63%, 11/17/20[c]	500	505,640

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Skysea International Capital Management Ltd.
4.88%, 12/07/21[e]	$200	$216,370
Societe Generale SA
2.50%, 04/08/21[c]	200	200,536
5.20%, 04/15/21[c]	250	272,190
Standard Chartered PLC
3.05%, 01/15/21[c]	400	405,784
5.70%, 01/25/22[e]	250	272,357
State Bank of India/London
3.62%, 04/17/19[e]	200	203,462
State Street Corp.
1.95%, 05/19/21	60	59,534
2.55%, 08/18/20	245	249,368
4.38%, 03/07/21	100	106,999
VRN, (3 mo. LIBOR US + 0.635%)
2.65%, 05/15/23 (Call 05/15/22)[h]	350	351,750
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	250	250,965
2.65%, 07/23/20	250	253,097
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	300	294,915
2.44%, 10/19/21	275	273,790
2.78%, 07/12/22	250	250,590
2.78%, 10/18/22	250	250,248
2.85%, 01/11/22	245	246,749
2.93%, 03/09/21	250	253,997
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	300	298,527
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	25	25,122
2.50%, 05/01/19 (Call 04/01/19)	50	50,409
2.70%, 01/27/22 (Call 12/27/21)	455	457,739
2.90%, 03/03/21 (Call 02/03/21)	300	305,076
Svenska Handelsbanken AB
1.88%, 09/07/21	250	245,645
2.40%, 10/01/20	750	756,615
Swedbank AB
2.65%, 03/10/21[c]	250	252,617
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)	250	249,890
Synovus Financial Corp.
3.13%, 11/01/22 (Call 10/01/22)	100	99,916
7.88%, 02/15/19	27	28,980

Security	Principal (000s)	Value
TC Ziraat Bankasi AS
5.13%, 05/03/22[e]	$200	$199,264
Toronto-Dominion Bank (The)
1.45%, 08/13/19	100	99,221
1.80%, 07/13/21	260	255,445
1.85%, 09/11/20	500	496,990
1.90%, 10/24/19	750	749,437
1.95%, 01/22/19	300	300,405
2.13%, 07/02/19	150	150,582
2.13%, 04/07/21	210	209,131
2.50%, 12/14/20	175	176,789
Turkiye Garanti Bankasi AS
4.75%, 10/17/19[e]	200	203,328
Turkiye Halk Bankasi AS
5.00%, 07/13/21[e]	200	194,314
Turkiye Is Bankasi
5.00%, 04/30/20[e]	200	201,286
5.50%, 04/21/22[e]	200	199,586
Turkiye Vakiflar Bankasi TAO
VRN, (5 year USD Swap + 5.439%)
6.88%, 02/03/25 (Call 02/03/20)[e,h]	200	200,998
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	370	370,992
2.20%, 04/25/19 (Call 03/25/19)	280	281,588
2.35%, 01/29/21 (Call 12/29/20)	100	100,714
2.63%, 01/24/22 (Call 12/23/21)	585	592,318
2.95%, 07/15/22 (Call 06/15/22)	175	179,160
U.S. Bank N.A./Cincinnati OH
2.00%, 01/24/20 (Call 12/24/19)	250	250,327
UBS AG/London
2.20%, 06/08/20 (Call 05/08/20)[c]	250	250,055
UBS AG/Stamford CT
2.38%, 08/14/19	500	503,210
UBS Group Funding Switzerland AG
2.65%, 02/01/22[c]	250	249,108
2.95%, 09/24/20[c]	250	253,935
3.00%, 04/15/21[c]	250	253,605
UniCredit SpA
3.75%, 04/12/22[c]	250	255,862
United Overseas Bank Ltd.
2.50%, 03/18/20[e]	200	200,688
VRN, (5 year USD Swap + 1.995%)
3.75%, 09/19/24 (Call 09/19/19)[e,h]	200	204,016

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Wells Fargo & Co.
2.10%, 07/26/21	$560	$553,420
2.13%, 04/22/19	325	326,189
2.15%, 01/15/19	675	677,207
2.50%, 03/04/21	525	527,247
2.55%, 12/07/20	550	554,411
2.60%, 07/22/20	500	506,040
2.63%, 07/22/22	430	429,166
4.60%, 04/01/21	200	214,530
Wells Fargo Bank N.A.
1.75%, 05/24/19	250	249,450
2.15%, 12/06/19	250	250,775
Westpac Banking Corp.
1.60%, 08/19/19	250	248,475
1.65%, 05/13/19	250	248,995
1.95%, 11/23/18	25	25,054
2.00%, 08/19/21	250	246,753
2.10%, 05/13/21	250	248,228
2.15%, 03/06/20	250	250,332
2.25%, 01/17/19	100	100,464
2.50%, 06/28/22	250	250,113
2.60%, 11/23/20	300	303,630
2.80%, 01/11/22	150	152,277
4.88%, 11/19/19	75	79,259
Woori Bank
2.63%, 07/22/20[e]	200	199,356
VRN, (5 year CMT + 3.347%)
5.25%, (Call 05/16/22)[e,g,h]	200	203,260
Yapi ve Kredi Bankasi AS
5.75%, 02/24/22[e]	200	202,082

		127,764,579
BEVERAGES — 0.64%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	750	750,870
2.15%, 02/01/19	100	100,473
2.65%, 02/01/21 (Call 01/01/21)	1,710	1,731,785
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	35	35,060
3.75%, 01/15/22	400	421,896
5.38%, 01/15/20	100	107,275
7.75%, 01/15/19	125	133,594
Beverages & More Inc.
11.50%, 06/15/22 (Call 06/15/19)[c]	35	31,485

Security	Principal (000s)	Value
Coca-Cola Co. (The)
1.55%, 09/01/21	$600	$590,640
1.65%, 11/01/18	290	290,014
1.88%, 10/27/20	200	199,600
2.20%, 05/25/22	535	534,604
3.30%, 09/01/21	50	52,176
Constellation Brands Inc.
2.70%, 05/09/22 (Call 04/09/22)	250	250,808
3.75%, 05/01/21	160	166,875
3.88%, 11/15/19	60	62,084
6.00%, 05/01/22	50	56,867
Cott Beverages Inc.
5.38%, 07/01/22 (Call 12/01/17)	50	52,076
DS Services of America Inc.
10.00%, 09/01/21 (Call 11/27/17)[c]	36	37,967
Molson Coors Brewing Co.
1.45%, 07/15/19	25	24,736
2.10%, 07/15/21 (Call 06/15/21)	145	143,351
PepsiCo Inc.
1.35%, 10/04/19	230	228,305
1.70%, 10/06/21 (Call 09/06/21)	50	49,162
1.85%, 04/30/20 (Call 03/30/20)	50	49,949
2.15%, 10/14/20 (Call 09/14/20)	350	352,040
2.25%, 05/02/22 (Call 04/02/22)	250	249,553
2.75%, 03/05/22	25	25,522
3.00%, 08/25/21	200	206,616
3.13%, 11/01/20	50	51,655
4.50%, 01/15/20	150	158,448
Pernod Ricard SA
4.45%, 01/15/22[c]	250	268,727

		7,414,213
BIOTECHNOLOGY — 0.30%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	235	230,385
2.13%, 05/01/20 (Call 04/01/20)	150	149,961
2.20%, 05/22/19 (Call 04/22/19)	505	506,954
2.65%, 05/11/22 (Call 04/11/22)	175	175,394
3.45%, 10/01/20	100	103,539
5.70%, 02/01/19	225	235,390
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	65	65,950
Bio-Rad Laboratories Inc.
4.88%, 12/15/20	175	186,625

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Biogen Inc.
2.90%, 09/15/20	$325	$331,903
Celgene Corp.
2.25%, 05/15/19	83	83,224
2.25%, 08/15/21	260	257,735
2.88%, 08/15/20	350	355,418
3.55%, 08/15/22	50	51,825
Concordia International Corp.
9.00%, 04/01/22 (Call 10/01/19)[c]	25	21,945
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)[f]	75	73,845
2.55%, 09/01/20	339	343,770
4.40%, 12/01/21 (Call 09/01/21)	325	350,272

		3,524,135
BUILDING MATERIALS — 0.03%
Airxcel Inc.
8.50%, 02/15/22 (Call 02/15/19)[c]	50	53,062
Griffon Corp.
5.25%, 03/01/22 (Call 12/01/17)	100	101,423
Johnson Controls International PLC
5.00%, 03/30/20	50	53,070
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	40	41,054
7.13%, 03/15/20	4	4,425
Norbord Inc.
5.38%, 12/01/20[c]	15	15,946
Standard Industries Inc./NJ
5.13%, 02/15/21 (Call 02/15/18)[c]	75	77,437
Summit Materials LLC/Summit Materials Finance Corp.
8.50%, 04/15/22 (Call 04/15/19)	50	55,738

		402,155
CHEMICALS — 0.70%
Air Products & Chemicals Inc.
3.00%, 11/03/21	250	256,677
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	25	25,137
3.05%, 08/01/20 (Call 07/01/20)	70	71,677
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	150	158,073
Bluestar Finance Holdings Ltd.
4.38%, 06/11/20[e]	200	206,544

Security	Principal (000s)	Value
Braskem Finance Ltd.
5.75%, 04/15/21[e]	$400	$432,636
CF Industries Inc.
3.40%, 12/01/21[c]	50	50,869
7.13%, 05/01/20	175	192,440
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22[e]	300	301,476
Dow Chemical Co. (The)
4.13%, 11/15/21 (Call 08/15/21)	225	238,678
4.25%, 11/15/20 (Call 08/15/20)	200	210,742
8.55%, 05/15/19	475	521,080
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	225	227,038
3.60%, 08/15/22 (Call 05/15/22)	50	51,983
EI du Pont de Nemours & Co.
2.20%, 05/01/20	150	150,586
3.63%, 01/15/21	50	52,182
4.63%, 01/15/20	250	264,167
Equate Petrochemical BV
3.00%, 03/03/22[e]	200	198,012
EuroChem Mineral & Chemical Co. OJSC via EuroChem Global Investments Ltd.
3.80%, 04/12/20[e]	200	201,198
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)	200	178,016
10.00%, 04/15/20 (Call 12/01/17)	50	47,508
10.38%, 02/01/22 (Call 02/01/19)[c]	90	84,484
13.75%, 02/01/22 (Call 02/01/19)[c]	25	20,098
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/17)	50	35,875
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	75	78,824
INVISTA Finance LLC
4.25%, 10/15/19[c]	100	103,103
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	200	206,832
Mexichem SAB de CV
4.88%, 09/19/22[e]	200	213,946
Momentive Performance Materials Inc.
3.88%, 10/24/21 (Call 12/01/17)	100	103,938

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Monsanto Co.
2.13%, 07/15/19	$300	$300,318
2.75%, 07/15/21	100	101,182
MPM Escrow LLC
8.88%, 10/15/20[a,k]	100	—
Perstorp Holding AB
8.50%, 06/30/21 (Call 11/18/18)[c]	200	217,024
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[c,f]	150	155,412
10.38%, 05/01/21 (Call 05/01/18)[c]	93	100,934
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	100	106,215
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	150	150,295
Praxair Inc.
1.25%, 11/07/18	200	199,002
4.50%, 08/15/19	150	156,727
SABIC Capital II BV
2.63%, 10/03/18[e]	200	200,916
Sherwin-Williams Co. (The)
2.25%, 05/15/20	250	250,545
2.75%, 06/01/22 (Call 05/01/22)	320	321,674
Sinochem Offshore Capital Co. Ltd.
3.25%, 04/29/19[e]	200	202,500
Syngenta Finance NV
3.13%, 03/28/22	100	97,769
TPC Group Inc.
8.75%, 12/15/20 (Call 12/01/17)[c]	125	122,314
Tronox Finance PLC
7.50%, 03/15/22 (Call 03/15/18)[c]	50	52,613
Westlake Chemical Corp.
4.63%, 02/15/21 (Call 02/15/18)	375	386,392
WR Grace & Co.-Conn
5.13%, 10/01/21[c]	125	134,398

		8,140,049
COAL — 0.07%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
12.00%, 11/01/21 (Call 11/01/18)	21	22,452
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 12/01/17)	250	255,332
Korea Resources Corp.
2.25%, 04/19/21[e]	200	195,300
3.00%, 04/24/22[e]	200	199,350

Security	Principal (000s)	Value
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[c]	$100	$55,000
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[c]	50	51,642

		779,076
COMMERCIAL SERVICES — 0.32%
ADT Corp. (The)
3.50%, 07/15/22	125	124,629
5.25%, 03/15/20	50	52,516
6.25%, 10/15/21	125	138,494
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/17)	19	19,324
8.75%, 12/01/20 (Call 12/01/17)	140	143,420
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	190	191,537
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 12/01/17)[c,f]	50	50,435
BakerCorp International Inc.
8.25%, 06/01/19 (Call 12/01/17)	9	8,357
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	125	129,710
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[c]	75	51,814
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 12/01/17)[c]	50	52,998
DP World Ltd.
3.25%, 05/18/20[e]	200	202,930
Ecolab Inc.
2.00%, 01/14/19	175	175,574
2.25%, 01/12/20	210	210,886
4.35%, 12/08/21	60	64,606
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	55	53,590
ERAC USA Finance LLC
2.35%, 10/15/19[c]	100	100,233
4.50%, 08/16/21[c]	45	47,913
Graham Holdings Co.
7.25%, 02/01/19	50	52,956
Great Lakes Dredge & Dock Corp.
8.00%, 05/15/22 (Call 05/15/20)	50	52,749
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[c]	44	47,628

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Hertz Corp. (The)
5.88%, 10/15/20 (Call 12/01/17)[f]	$95	$94,420
6.25%, 10/15/22 (Call 12/01/17)	50	47,861
6.75%, 04/15/19 (Call 12/01/17)[f]	61	61,082
7.38%, 01/15/21 (Call 12/01/17)[f]	75	75,289
7.63%, 06/01/22 (Call 06/01/19)[c,f]	125	130,027
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/17)[f]	75	64,986
Moody’s Corp.
5.50%, 09/01/20	100	108,732
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 12/01/17)[c]	100	102,973
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/17)	75	76,123
5.00%, 04/15/22 (Call 12/01/17)[c]	250	257,437
Quad/Graphics Inc.
7.00%, 05/01/22	20	20,804
Rent-A-Center Inc./TX
4.75%, 05/01/21 (Call 12/01/17)	50	45,602
RR Donnelley & Sons Co.
7.63%, 06/15/20	49	53,361
7.88%, 03/15/21	75	79,406
S&P Global Inc.
3.30%, 08/14/20 (Call 07/14/20)	35	35,805
Service Corp. International/U.S.
4.50%, 11/15/20 (Call 12/01/17)	15	15,187
5.38%, 01/15/22 (Call 12/01/17)	88	90,471
7.63%, 10/01/18	25	26,250
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary
7.88%, 06/01/21 (Call 12/01/17)	20	19,233
Syniverse Foreign Holdings Corp.
9.13%, 01/15/22 (Call 01/15/19)[c]	46	46,920
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 12/01/17)	4	3,984
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	35	36,240
Western Union Co. (The)
3.60%, 03/15/22 (Call 02/15/22)	260	264,696

		3,729,188

Security	Principal (000s)	Value
COMPUTERS — 0.76%
Apple Inc.
1.55%, 02/07/20	$200	$198,808
1.55%, 08/04/21 (Call 07/04/21)	225	220,275
1.70%, 02/22/19	105	105,054
1.90%, 02/07/20	125	125,136
2.00%, 05/06/20	300	300,750
2.10%, 05/06/19	160	160,987
2.10%, 09/12/22 (Call 08/12/22)	270	267,125
2.25%, 02/23/21 (Call 01/23/21)	395	397,330
2.30%, 05/11/22 (Call 04/11/22)	250	250,185
2.50%, 02/09/22 (Call 01/09/22)	180	181,881
2.85%, 05/06/21	575	589,271
Dell Inc.
4.63%, 04/01/21	75	77,882
5.88%, 06/15/19	100	104,864
Dell International LLC/EMC Corp.
3.48%, 06/01/19[c]	325	330,863
4.42%, 06/15/21 (Call 05/15/21)[c]	950	998,953
5.88%, 06/15/21 (Call 06/15/18)[c]	200	209,178
DynCorp International Inc.
10.38% (1.50% PIK), 11/30/20 (Call 12/01/17)[d]	46	48,457
EMC Corp.
2.65%, 06/01/20	250	247,030
Everi Payments Inc.
10.00%, 01/15/22 (Call 01/15/18)	25	27,224
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)[c]	100	105,097
9.25%, 03/01/21 (Call 12/01/17)[c]	125	127,949
Hewlett Packard Enterprise Co.
2.10%, 10/04/19[c]	150	149,847
3.60%, 10/15/20 (Call 09/15/20)	404	417,473
HP Inc.
3.75%, 12/01/20	40	41,641
4.05%, 09/15/22	120	126,884
4.38%, 09/15/21	350	372,309
4.65%, 12/09/21	381	410,985
IBM Credit LLC
2.20%, 09/08/22	100	98,964
International Business Machines Corp.
1.63%, 05/15/20	100	99,399
1.88%, 05/15/19	200	200,406

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
1.88%, 08/01/22	$250	$244,538
2.25%, 02/19/21	100	100,497
2.50%, 01/27/22	100	100,828
Lenovo Group Ltd.
4.70%, 05/08/19[e]	200	204,878
Lenovo Perpetual Securities Ltd.
VRN, (5 year CMT + 6.257%)
5.38%, (Call 03/16/22)[e,g,h]	200	204,768
NCR Corp.
4.63%, 02/15/21 (Call 12/01/17)	100	101,541
5.00%, 07/15/22 (Call 12/01/17)	125	127,876
Seagate HDD Cayman
3.75%, 11/15/18	275	280,000
4.25%, 03/01/22 (Call 02/01/22)[c]	400	406,648
Sungard Availability Services Capital Inc.
8.75%, 04/01/22 (Call 04/01/19)[c]	25	17,624

		8,781,405
COSMETICS & PERSONAL CARE — 0.23%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[c]	75	76,622
Avon Products Inc.
6.50%, 03/01/19	50	50,198
6.60%, 03/15/20	75	73,838
Colgate-Palmolive Co.
1.50%, 11/01/18	25	24,970
1.75%, 03/15/19	25	25,027
2.25%, 11/15/22	75	74,781
Edgewell Personal Care Co.
4.70%, 05/24/22	100	106,394
Estee Lauder Companies Inc. (The)
1.70%, 05/10/21 (Call 04/10/21)	190	186,726
1.80%, 02/07/20	215	214,439
2.35%, 08/15/22	25	24,864
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/01/17)[c]	75	75,773
Procter & Gamble Co. (The)
1.70%, 11/03/21	30	29,521
1.90%, 11/01/19	275	275,949
2.15%, 08/11/22	260	259,051
2.30%, 02/06/22	305	306,122
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/01/17)	75	64,232

Security	Principal (000s)	Value
Unilever Capital Corp.
1.38%, 07/28/21	$100	$97,215
1.80%, 05/05/20	100	99,803
2.10%, 07/30/20	100	100,427
2.20%, 03/06/19	100	100,611
2.20%, 05/05/22 (Call 04/05/22)	250	249,082
4.25%, 02/10/21	100	106,383

		2,622,028
DISTRIBUTION & WHOLESALE — 0.03%
American Builders & Contractors Supply Co. Inc.
5.63%, 04/15/21 (Call 12/01/17)[c]	20	20,527
American Tire Distributors Inc.
10.25%, 03/01/22 (Call 03/01/18)[c]	110	114,699
Global Partners LP/GLP Finance Corp.
6.25%, 07/15/22 (Call 12/01/17)	50	51,084
Sinochem International Development Pte Ltd.
3.13%, 07/25/22[e]	200	200,366

		386,676
DIVERSIFIED FINANCIAL SERVICES — 1.92%
ABCL Glory Capital Ltd.
2.50%, 06/21/21[e]	200	197,648
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 05/15/19	300	306,936
4.25%, 07/01/20	250	261,537
4.50%, 05/15/21	300	318,543
4.63%, 10/30/20	175	185,918
Air Lease Corp.
2.13%, 01/15/20	95	94,909
2.63%, 07/01/22 (Call 06/01/22)	115	114,631
3.38%, 01/15/19 (Call 12/15/18)	350	355,533
Aircastle Ltd.
5.13%, 03/15/21	100	106,375
5.50%, 02/15/22	75	80,665
6.25%, 12/01/19	100	107,339
Airvessel Finance Holding Ltd.
3.25%, 08/11/19[e]	200	202,514
Alliance Data Systems Corp.
5.38%, 08/01/22 (Call 12/01/17)[c]	50	50,967
5.88%, 11/01/21 (Call 11/01/18)[c]	75	77,973

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Ally Financial Inc.
3.25%, 11/05/18	$25	$25,196
3.50%, 01/27/19	25	25,291
3.75%, 11/18/19	150	152,958
4.13%, 03/30/20	125	129,164
4.13%, 02/13/22	100	103,914
4.25%, 04/15/21	125	130,416
4.63%, 05/19/22	50	52,770
4.75%, 09/10/18	50	51,027
8.00%, 12/31/18	150	159,135
8.00%, 03/15/20	108	121,437
American Express Co.
2.20%, 10/30/20 (Call 09/29/20)	100	99,861
American Express Credit Corp.
1.70%, 10/30/19 (Call 09/30/19)	175	174,197
1.88%, 11/05/18 (Call 10/05/18)	95	95,083
2.13%, 03/18/19	100	100,358
2.25%, 05/05/21 (Call 04/04/21)	500	500,225
2.38%, 05/26/20 (Call 04/25/20)	444	447,179
2.70%, 03/03/22 (Call 01/31/22)	360	363,629
Series F
2.60%, 09/14/20 (Call 08/14/20)	200	202,474
Ameriprise Financial Inc.
5.30%, 03/15/20	205	219,594
Azure Nova International Finance Ltd.
2.63%, 11/01/21[e]	200	196,644
3.50%, 03/21/22[e]	200	202,976
Azure Orbit II International Finance Ltd.
3.38%, 04/25/19[e]	400	404,660
Banco BTG Pactual SA/ Cayman Islands
4.00%, 01/16/20[e]	200	197,078
BOC Aviation Ltd.
2.38%, 09/15/21 (Call 08/15/21)[e]	200	196,068
3.00%, 03/30/20[e]	200	201,758
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	250	250,512
CCBL Cayman 1 Corp. Ltd.
2.75%, 05/31/21[e]	200	197,434
CDP Financial Inc.
4.40%, 11/25/19[c]	250	262,342
Charles Schwab Corp. (The)
4.45%, 07/22/20	300	318,852

Security	Principal (000s)	Value
Charming Light Investments Ltd.
2.38%, 08/30/21[e]	$400	$388,740
China Cinda Finance 2015 I Ltd.
3.13%, 04/23/20[e]	200	200,910
China Cinda Finance 2017 I Ltd.
3.65%, 03/09/22[e]	200	204,112
China Great Wall International Holdings III Ltd.
2.63%, 10/27/21[e]	200	196,634
CITIC Securities Finance MTN Co. Ltd.
3.50%, 10/30/19[e]	200	202,684
CPPIB Capital Inc.
1.25%, 09/20/19[c]	250	247,407
Creditcorp
12.00%, 07/15/18 (Call 12/01/17)[c]	50	43,500
E*TRADE Financial Corp.
2.95%, 08/24/22 (Call 07/24/22)	140	140,071
Enova International Inc.
9.75%, 06/01/21 (Call 12/01/17)	52	55,439
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[c]	75	80,090
Fly Leasing Ltd.
6.38%, 10/15/21 (Call 12/01/17)	200	209,000
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	900	905,310
Genpact Luxembourg Sarl
3.70%, 04/01/22 (Call 03/01/22)[c]	250	250,712
goeasy Ltd.
7.88%, 11/01/22 (Call 11/01/19)[c]	35	35,798
Haitong International Finance Holdings 2015 Ltd.
3.50%, 04/21/20[e]	200	201,926
HSBC Finance Corp.
6.68%, 01/15/21	166	186,665
Huarong Finance 2017 Co. Ltd.
3.75%, 04/27/22[e]	200	203,638
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/17)	150	150,703
5.88%, 02/01/22 (Call 12/01/17)	200	206,412
6.00%, 08/01/20 (Call 12/01/17)	200	206,322
6.25%, 02/01/22 (Call 02/01/19)	100	104,599

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ICBCIL Finance Co. Ltd.
2.13%, 09/29/19[e]	$400	$395,284
3.00%, 04/05/20[e]	200	200,936
3.20%, 11/10/20[e]	200	201,892
3.38%, 04/05/22[e]	200	201,984
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.
7.25%, 08/01/22 (Call 11/16/17)[c]	25	24,735
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[c]	89	84,715
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)	190	193,899
International Lease Finance Corp.
4.63%, 04/15/21	510	542,977
5.88%, 08/15/22	100	112,807
6.25%, 05/15/19	200	212,104
8.25%, 12/15/20	375	437,209
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 04/01/20 (Call 12/01/17)[c]	200	206,516
7.50%, 04/15/21 (Call 12/01/17)[c]	200	208,672
Jefferies Group LLC
6.88%, 04/15/21	195	220,648
8.50%, 07/15/19	100	110,058
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)[c]	90	93,257
Lazard Group LLC
4.25%, 11/14/20	150	158,047
LeasePlan Corp. NV
2.88%, 01/22/19[c]	200	199,888
Mastercard Inc.
2.00%, 04/01/19	150	150,612
2.00%, 11/21/21 (Call 10/21/21)	145	143,957
Nasdaq Inc.
5.55%, 01/15/20	325	348,059
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	100	99,190
2.15%, 02/01/19 (Call 01/01/19)	125	125,505
2.30%, 11/01/20 (Call 10/01/20)	100	100,549
2.30%, 09/15/22 (Call 08/15/22)	150	148,585
3.05%, 02/15/22 (Call 11/15/21)	150	153,961

Security	Principal (000s)	Value
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/17)	$50	$50,102
6.50%, 07/01/21 (Call 12/01/17)	75	76,205
7.88%, 10/01/20 (Call 12/01/17)	50	51,096
9.63%, 05/01/19 (Call 12/01/17)	35	35,963
Navient Corp.
4.88%, 06/17/19	175	179,907
5.00%, 10/26/20	100	102,981
5.50%, 01/15/19	150	154,647
5.88%, 03/25/21	85	89,332
6.50%, 06/15/22	100	106,274
6.63%, 07/26/21	75	80,341
7.25%, 01/25/22	50	54,533
8.00%, 03/25/20	150	165,501
NewStar Financial Inc.
7.25%, 05/01/20 (Call 12/01/17)	25	25,947
Nomura Holdings Inc.
2.75%, 03/19/19	125	125,933
6.70%, 03/04/20	300	328,353
Och-Ziff Finance Co. LLC
4.50%, 11/20/19[c]	50	48,920
Ocwen Loan Servicing LLC
8.38%, 11/15/22 (Call 11/15/18)[c]	25	25,172
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/01/17)[c]	50	51,780
7.25%, 12/15/21 (Call 12/15/17)[c]	50	52,023
ORIX Corp.
2.90%, 07/18/22	30	30,078
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[e]	200	215,876
Protective Life Global Funding
2.00%, 09/14/21[c]	250	243,470
2.16%, 09/25/20[c]	300	298,809
Sistema JSFC via Sistema International Funding SA
6.95%, 05/17/19[e]	200	197,124
Springleaf Finance Corp.
5.25%, 12/15/19	25	25,814
6.13%, 05/15/22	150	158,308
6.90%, 12/15/17	200	200,750
7.75%, 10/01/21	100	112,509
8.25%, 12/15/20	125	140,792

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Stearns Holdings LLC
9.38%, 08/15/20 (Call 12/01/17)[c]	$20	$20,903
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	120	120,691
3.00%, 08/15/19 (Call 07/15/19)	300	304,224
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	50	50,979
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 12/01/17)[c]	90	83,038
USAA Capital Corp.
2.00%, 06/01/21[c]	150	148,329
VFH Parent LLC/Orchestra Co-Issuer Inc.
6.75%, 06/15/22 (Call 06/15/19)[c]	75	77,957
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	395	397,990
Walter Investment Management Corp.
7.88%, 12/15/21 (Call 12/01/17)	25	13,781

		22,186,870
ELECTRIC — 1.62%
Abu Dhabi National Energy Co. PJSC
3.63%, 06/22/21[e]	200	204,056
AEP Texas Inc.
2.40%, 10/01/22 (Call 09/01/22)[c]	250	248,287
AES Corp./VA
7.38%, 07/01/21 (Call 06/01/21)	125	142,175
8.00%, 06/01/20	17	19,399
Ameren Corp.
2.70%, 11/15/20 (Call 10/15/20)	225	227,601
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	125	125,173
8.75%, 03/01/19	50	54,297
Baltimore Gas & Electric Co.
2.80%, 08/15/22 (Call 05/15/22)	25	25,292
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	100	100,729
Calpine Corp.
6.00%, 01/15/22 (Call 12/01/17)[c]	75	77,457
CenterPoint Energy Houston Electric LLC
1.85%, 06/01/21 (Call 05/01/21)	275	271,626

Security	Principal (000s)	Value
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	$50	$49,842
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[e]	200	211,760
6.88%, 07/30/19[e]	100	106,334
Cleveland Electric Illuminating Co. (The)
8.88%, 11/15/18	25	26,690
CLP Power HK Finance Ltd.
VRN, (6 mo. LIBOR US + 2.297%)
4.25%, (Call 11/07/19)[e,g,h]	200	205,302
CMS Energy Corp.
5.05%, 03/15/22 (Call 12/15/21)	50	54,911
Comision Federal de Electricidad
4.88%, 05/26/21[e]	200	212,930
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	100	100,315
Consolidated Edison Inc.
2.00%, 05/15/21 (Call 04/15/21)	770	761,830
Consumers Energy Co.
6.13%, 03/15/19	250	264,007
DEWA Sukuk 2013 Ltd.
3.00%, 03/05/18[e]	200	200,670
Dominion Energy Inc.
1.88%, 01/15/19	350	349,090
2.58%, 07/01/20	50	50,307
2.75%, 01/15/22 (Call 12/15/21)	250	251,782
2.96%, 07/01/19[l]	105	106,388
Series B
1.60%, 08/15/19	100	99,390
DPL Inc.
6.75%, 10/01/19 (Call 09/01/19)	15	15,786
7.25%, 10/15/21 (Call 07/15/21)	135	148,978
DTE Electric Co.
3.90%, 06/01/21 (Call 03/01/21)	25	26,301
DTE Energy Co.
1.50%, 10/01/19	225	222,430
3.30%, 06/15/22 (Call 04/15/22)	50	51,230
Dubai Electricity & Water Authority
7.38%, 10/21/20[c]	200	226,962
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	850	832,966
3.55%, 09/15/21 (Call 06/15/21)	25	26,042
5.05%, 09/15/19	75	79,100

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Duke Energy Florida LLC
1.85%, 01/15/20	$610	$607,914
Dynegy Inc.
6.75%, 11/01/19 (Call 12/01/17)	50	51,771
Edison International
2.13%, 04/15/20	50	49,976
2.40%, 09/15/22 (Call 08/15/22)	375	371,460
EDP Finance BV
4.90%, 10/01/19[c]	100	105,033
Electricite de France SA
2.15%, 01/22/19[c]	300	300,930
2.35%, 10/13/20 (Call 09/13/20)[c]	250	251,092
6.50%, 01/26/19[c]	325	342,933
Emera U.S. Finance LP
2.15%, 06/15/19	100	99,794
2.70%, 06/15/21 (Call 05/15/21)	50	50,222
Enel Finance International NV
2.88%, 05/25/22[c]	250	251,277
Entergy Texas Inc.
7.13%, 02/01/19	150	159,153
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[e]	200	202,394
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	200	199,972
Series K
2.75%, 03/15/22 (Call 02/15/22)	50	50,414
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	100	100,016
2.85%, 06/15/20 (Call 05/15/20)	375	381,634
3.50%, 06/01/22 (Call 05/01/22)	250	257,345
5.15%, 12/01/20 (Call 09/01/20)	75	80,651
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	526	534,442
5.20%, 10/01/19	75	79,307
FirstEnergy Corp.
Series A
2.85%, 07/15/22 (Call 05/15/22)	275	274,799
Fortis Inc./Canada
2.10%, 10/04/21 (Call 09/04/21)	190	186,306
Georgia Power Co.
1.95%, 12/01/18	250	250,155
2.00%, 09/08/20	190	189,723
Great Plains Energy Inc.
4.85%, 06/01/21 (Call 03/01/21)	140	147,973

Security	Principal (000s)	Value
Integrys Holding Inc.
4.17%, 11/01/20	$25	$26,302
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)	25	25,309
Israel Electric Corp. Ltd.
9.38%, 01/28/20[e]	400	458,664
Jersey Central Power & Light Co.
7.35%, 02/01/19	100	106,137
Korea East-West Power Co. Ltd.
2.63%, 11/27/18[e]	200	200,494
LG&E & KU Energy LLC
4.38%, 10/01/21 (Call 07/01/21)	275	291,453
Majapahit Holding BV
7.75%, 01/20/20[e]	200	221,476
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	25	25,201
Nevada Power Co.
7.13%, 03/15/19	55	58,742
NextEra Energy Capital Holdings Inc.
2.30%, 04/01/19	365	366,478
4.50%, 06/01/21 (Call 03/01/21)	75	80,202
Northern States Power Co./MN
2.20%, 08/15/20 (Call 07/15/20)	30	30,147
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	100	105,211
Oglethorpe Power Corp.
6.10%, 03/15/19	25	26,243
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	25	24,997
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	50	49,589
3.50%, 10/01/20 (Call 07/01/20)	200	206,404
PECO Energy Co.
1.70%, 09/15/21 (Call 08/15/21)	100	97,858
Perusahaan Listrik Negara PT
5.50%, 11/22/21[e]	200	218,952
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	100	100,349
Progress Energy Inc.
7.05%, 03/15/19	400	426,872
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	370	375,572

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Public Service Co. of Colorado
5.13%, 06/01/19	$25	$26,247
Public Service Enterprise Group Inc.
2.00%, 11/15/21 (Call 10/15/21)	150	146,618
San Diego Gas & Electric Co.
3.00%, 08/15/21	100	102,790
Southern Co. (The)
1.85%, 07/01/19	325	324,499
2.35%, 07/01/21 (Call 06/01/21)	420	417,946
2.75%, 06/15/20 (Call 05/15/20)	250	253,505
Series B
VRN, (3 mo. LIBOR US + 3.630%)
5.50%, 03/15/57 (Call 03/15/22)[h]	50	53,197
Southern Power Co.
1.95%, 12/15/19	50	49,812
2.38%, 06/01/20 (Call 05/01/20)	25	25,096
2.50%, 12/15/21 (Call 11/15/21)	250	248,745
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[e]	850	856,978
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	75	68,576
4.63%, 07/15/19 (Call 04/15/19)[c]	68	68,701
6.50%, 05/01/18[f]	50	50,751
9.50%, 07/15/22 (Call 07/15/20)[c]	50	51,000
TECO Finance Inc.
5.15%, 03/15/20	25	26,537
Terraform Global Operating LLC
9.75%, 08/15/22 (Call 08/15/18)[c]	100	110,727
Three Gorges Finance I Cayman Islands Ltd.
2.30%, 06/02/21[e]	200	198,272
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	45	45,348
Wisconsin Electric Power Co.
4.25%, 12/15/19	25	26,149
Wisconsin Power & Light Co.
5.00%, 07/15/19	25	26,282
Wisconsin Public Service Corp.
1.65%, 12/04/18	150	149,825
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	100	100,392
2.60%, 03/15/22 (Call 02/15/22)	50	50,232

		18,754,998

Security	Principal (000s)	Value
ELECTRICAL COMPONENTS & EQUIPMENT — 0.01%
Artesyn Embedded Technologies Inc.
9.75%, 10/15/20 (Call 12/01/17)[c]	$45	$45,099
Emerson Electric Co.
5.00%, 04/15/19	25	26,060
GrafTech International Ltd.
6.38%, 11/15/20 (Call 12/01/17)	9	8,868
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/01/17)	35	36,068

		116,095
ELECTRONICS — 0.13%
Amphenol Corp.
2.20%, 04/01/20	175	174,774
2.55%, 01/30/19 (Call 12/30/18)	100	100,738
3.13%, 09/15/21 (Call 08/15/21)	75	76,466
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)	175	174,269
Honeywell International Inc.
1.40%, 10/30/19	375	372,112
1.85%, 11/01/21 (Call 10/01/21)	325	320,811
Ingram Micro Inc.
5.00%, 08/10/22 (Call 02/10/22)	10	10,135
Jabil Inc.
4.70%, 09/15/22	50	53,069
Sanmina Corp.
4.38%, 06/01/19[c]	52	53,385
Tech Data Corp.
3.70%, 02/15/22 (Call 01/15/22)	105	105,860
Tyco Electronics Group SA
2.38%, 12/17/18 (Call 11/17/18)	85	85,332

		1,526,951
ENERGY – ALTERNATE SOURCES — 0.01%
Enviva Partners LP/Enviva Partners Finance Corp.
8.50%, 11/01/21 (Call 11/01/18)	68	73,035

		73,035
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
2.88%, 05/08/22	350	356,713
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 12/01/17)[c]	50	50,098

		406,811

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ENTERTAINMENT — 0.12%
AMC Entertainment Holdings Inc.
5.88%, 02/15/22 (Call 12/01/17)	$100	$101,538
CCM Merger Inc.
6.00%, 03/15/22 (Call 03/15/19)[c]	33	34,317
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	100	101,450
4.88%, 11/01/20 (Call 08/01/20)	125	131,857
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[c]	200	212,272
6.25%, 02/15/22 (Call 08/15/21)[c]	200	219,868
National CineMedia LLC
6.00%, 04/15/22 (Call 12/01/17)	50	51,095
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)	100	103,660
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 08/15/21 (Call 08/15/18)[c]	25	25,195
Scientific Games International Inc.
6.25%, 09/01/20 (Call 12/01/17)	9	9,090
7.00%, 01/01/22 (Call 01/01/18)[c]	300	317,346
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 12/01/17)[c]	100	105,301

		1,412,989
ENVIRONMENTAL CONTROL — 0.07%
Clean Harbors Inc.
5.25%, 08/01/20 (Call 12/01/17)	79	80,157
GFL Environmental Inc.
5.63%, 05/01/22 (Call 05/01/19)[c]	50	51,945
9.88%, 02/01/21 (Call 02/01/18)[c]	67	71,546
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	50	51,968
5.50%, 09/15/19	250	265,840
Tervita Escrow Corp.
7.63%, 12/01/21 (Call 12/01/18)[a,c]	50	50,585
Waste Management Inc.
4.75%, 06/30/20	225	240,232

		812,273
FOOD — 0.40%
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/01/17)	100	102,081
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 12/01/17)[c]	76	69,418

Security	Principal (000s)	Value
C&S Group Enterprises LLC
5.38%, 07/15/22 (Call 12/01/17)[c]	$50	$48,541
General Mills Inc.
2.20%, 10/21/19	225	225,977
2.60%, 10/12/22 (Call 09/12/22)	100	99,876
5.65%, 02/15/19	50	52,377
Hershey Co. (The)
4.13%, 12/01/20	25	26,583
JBS Investments GmbH
7.75%, 10/28/20 (Call 11/30/17)[e]	200	203,898
JBS USA LUX SA/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 12/01/17)[c]	150	153,032
8.25%, 02/01/20 (Call 12/01/17)[c]	150	152,274
JM Smucker Co. (The)
2.50%, 03/15/20	100	100,824
Kellogg Co.
4.15%, 11/15/19	50	52,002
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	275	278,495
3.50%, 06/06/22	175	180,847
3.50%, 07/15/22 (Call 05/15/22)	250	258,365
5.38%, 02/10/20	50	53,486
Kroger Co. (The)
1.50%, 09/30/19	100	98,900
2.00%, 01/15/19	100	100,038
2.30%, 01/15/19 (Call 12/15/18)	50	50,187
2.60%, 02/01/21 (Call 01/01/21)	350	351,025
Marfrig Holdings Europe BV
6.88%, 06/24/19 (Call 11/30/17)[e]	200	206,794
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)	125	125,491
Mondelez International Holdings Netherlands BV
2.00%, 10/28/21 (Call 09/28/21)[c]	250	245,057
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
4.88%, 05/01/21 (Call 12/01/17)	25	25,530
Safeway Inc.
5.00%, 08/15/19	18	18,208
Shearer’s Foods LLC/Chip Finance Corp.
9.00%, 11/01/19 (Call 12/01/17)[c]	25	25,655

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Smithfield Foods Inc.
2.65%, 10/03/21 (Call 09/03/21)[c]	$100	$99,140
SUPERVALU Inc.
6.75%, 06/01/21 (Call 12/01/17)	50	47,672
Sysco Corp.
1.90%, 04/01/19	195	194,922
2.60%, 10/01/20 (Call 09/01/20)	300	303,681
2.60%, 06/12/22	25	25,067
Tyson Foods Inc.
2.25%, 08/23/21 (Call 07/23/21)	95	94,341
2.65%, 08/15/19 (Call 07/15/19)	250	252,582
Wells Enterprises Inc.
6.75%, 02/01/20 (Call 12/01/17)[c]	6	6,153
Wm Wrigley Jr Co.
3.38%, 10/21/20 (Call 09/21/20)[c]	100	103,098
Woolworths Ltd.
4.00%, 09/22/20[c]	150	155,316

		4,586,933
FOREST PRODUCTS & PAPER — 0.05%
Cascades Inc.
5.50%, 07/15/22 (Call 12/01/17)[c]	56	58,108
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	250	265,535
Georgia-Pacific LLC
2.54%, 11/15/19 (Call 10/15/19)[c]	168	169,643
PH Glatfelter Co.
5.38%, 10/15/20 (Call 12/01/17)	12	12,186
Tembec Industries Inc.
9.00%, 12/15/19 (Call 11/12/17)[c]	25	25,583

		531,055
GAS — 0.09%
Beijing Gas Singapore Capital Corp.
2.75%, 05/31/22[e]	300	297,735
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	50	50,394
2.80%, 11/15/20 (Call 10/15/20)	70	71,011
Korea Gas Corp.
1.88%, 07/18/21[e]	200	193,416
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	25	25,016
6.88%, 10/15/21 (Call 12/01/17)	50	50,283

Security	Principal (000s)	Value
ONE Gas Inc.
2.07%, 02/01/19 (Call 01/01/19)	$25	$25,074
Sempra Energy
1.63%, 10/07/19	65	64,532
2.40%, 03/15/20 (Call 02/15/20)	100	100,547
9.80%, 02/15/19	100	109,764

		987,772
HAND & MACHINE TOOLS — 0.01%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/17)[c]	25	23,622
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	150	150,268

		173,890
HEALTH CARE – PRODUCTS — 0.54%
Abbott Laboratories
2.00%, 03/15/20	165	164,543
2.35%, 11/22/19	200	201,130
2.55%, 03/15/22	39	38,898
2.80%, 09/15/20 (Call 08/15/20)	50	50,677
2.90%, 11/30/21 (Call 10/30/21)	810	822,336
5.13%, 04/01/19	125	130,496
Alere Inc.
6.50%, 06/15/20 (Call 11/02/17)	50	50,813
7.25%, 07/01/18 (Call 11/02/17)	50	50,000
Baxter International Inc.
1.70%, 08/15/21 (Call 07/15/21)	125	121,866
Becton Dickinson and Co.
2.40%, 06/05/20	100	100,167
2.68%, 12/15/19	50	50,513
2.89%, 06/06/22 (Call 05/06/22)	175	175,333
3.13%, 11/08/21	575	587,673
Boston Scientific Corp.
2.85%, 05/15/20	150	152,121
3.38%, 05/15/22	10	10,276
6.00%, 01/15/20	325	350,951
DENTSPLY International Inc.
4.13%, 08/15/21 (Call 05/15/21)	25	25,761
DJO Finance LLC/DJO Finance Corp.
10.75%, 04/15/20 (Call 11/16/17)	50	44,187
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[c]	100	95,557

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[c]	$134	$140,025
Immucor Inc.
11.13%, 02/15/22 (Call 08/15/18)[c]	50	52,476
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[c]	54	56,548
12.50%, 11/01/21 (Call 05/01/19)[c]	100	111,268
Life Technologies Corp.
6.00%, 03/01/20	50	54,198
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 12/01/17)[c]	100	99,931
5.75%, 08/01/22 (Call 12/01/17)[c,f]	100	97,709
Medtronic Global Holdings SCA
1.70%, 03/28/19	210	209,788
Medtronic Inc.
2.50%, 03/15/20	510	516,885
3.15%, 03/15/22	485	499,967
4.45%, 03/15/20	50	52,829
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[c]	175	175,719
Stryker Corp.
2.00%, 03/08/19	175	175,374
2.63%, 03/15/21 (Call 02/15/21)	125	126,275
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	350	351,883
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 12/01/17)	100	101,460
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	250	252,122

		6,297,755
HEALTH CARE – SERVICES — 0.72%
Acadia Healthcare Co. Inc.
5.13%, 07/01/22 (Call 12/01/17)	50	51,055
Aetna Inc.
2.20%, 03/15/19 (Call 02/15/19)	75	75,201
4.13%, 06/01/21 (Call 03/01/21)	235	247,114
Anthem Inc.
2.25%, 08/15/19	225	225,670
3.13%, 05/15/22	300	305,919
4.35%, 08/15/20	100	105,499
7.00%, 02/15/19	25	26,556

Security	Principal (000s)	Value
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	$150	$157,231
5.63%, 02/15/21 (Call 02/15/18)	145	150,285
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/01/17)	150	146,166
6.88%, 02/01/22 (Call 02/01/18)[f]	325	236,580
7.13%, 07/15/20 (Call 12/01/17)[f]	175	151,797
8.00%, 11/15/19 (Call 12/01/17)[f]	250	238,070
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	250	263,585
DaVita Inc.
5.75%, 08/15/22 (Call 12/01/17)	50	51,545
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[c]	275	286,613
5.63%, 07/31/19[c]	220	232,474
5.88%, 01/31/22[c]	100	111,635
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[c]	100	109,533
HCA Healthcare Inc.
6.25%, 02/15/21	175	188,314
HCA Inc.
3.75%, 03/15/19	200	203,266
4.25%, 10/15/19	75	77,214
5.88%, 03/15/22	150	164,124
6.50%, 02/15/20	401	432,924
7.50%, 02/15/22	225	255,438
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 12/01/17)	75	69,299
8.00%, 01/15/20	100	100,900
Laboratory Corp. of America Holdings
2.50%, 11/01/18	25	25,146
2.63%, 02/01/20	100	100,947
3.20%, 02/01/22	100	102,322
LifePoint Health Inc.
5.50%, 12/01/21 (Call 12/01/17)	50	51,061
Opal Acquisition Inc.
10.00%, 10/01/24 (Call 07/01/19)[c]	43	36,893
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	100,382
2.70%, 04/01/19	135	136,103
Roche Holdings Inc.
2.25%, 09/30/19 (Call 08/30/19)[c]	200	201,218

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Select Medical Corp.
6.38%, 06/01/21 (Call 12/01/17)	$95	$97,857
Surgery Center Holdings Inc.
8.88%, 04/15/21 (Call 04/15/18)[c]	50	51,046
Tenet Healthcare Corp.
4.38%, 10/01/21	150	150,540
4.50%, 04/01/21	100	101,020
5.50%, 03/01/19	200	203,608
6.00%, 10/01/20	200	211,002
6.75%, 02/01/20	29	29,530
7.50%, 01/01/22 (Call 01/01/19)[c]	125	131,840
8.13%, 04/01/22	325	326,495
UnitedHealth Group Inc.
1.63%, 03/15/19	125	124,721
1.70%, 02/15/19	125	124,881
2.13%, 03/15/21	85	84,847
2.30%, 12/15/19	100	100,803
2.70%, 07/15/20	625	636,469
2.88%, 12/15/21	100	102,181
2.88%, 03/15/22 (Call 12/15/21)	25	25,496
3.35%, 07/15/22	275	285,565
3.88%, 10/15/20 (Call 07/15/20)	100	104,842
Universal Health Services Inc.
3.75%, 08/01/19[c]	25	25,528

		8,336,350
HOLDING COMPANIES – DIVERSIFIED — 0.40%
Ares Capital Corp.
3.63%, 01/19/22 (Call 12/19/21)	100	100,995
3.88%, 01/15/20 (Call 12/15/19)	200	204,528
Bright Galaxy International Ltd.
3.38%, 11/03/21[e]	200	198,722
CK Hutchison International 17 Ltd.
2.88%, 04/05/22[c]	250	251,260
HRG Group Inc.
7.75%, 01/15/22 (Call 12/01/17)	100	104,762
7.88%, 07/15/19 (Call 12/01/17)	83	83,901
Huarong Finance II Co. Ltd.
2.88%, 11/22/19[e]	200	199,422
3.63%, 11/22/21[e]	200	202,940
3.75%, 11/19/20[e]	200	203,482
4.50%, 01/16/20[e]	600	617,850
Hutchison Whampoa International 09/19 Ltd.
5.75%, 09/11/19[c]	300	319,116

Security	Principal (000s)	Value
IPIC GMTN Ltd.
5.00%, 11/15/20[c]	$250	$268,708
MDC-GMTN BV
3.25%, 04/28/22[e]	200	203,994
Mumtalakat Sukuk Holding Co.
4.00%, 11/25/21[e]	200	194,932
Noble Group Ltd.
6.75%, 01/29/20[c]	100	41,375
Rongshi International Finance Ltd.
2.88%, 05/04/22[e]	200	200,672
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[c]	400	423,328
State Elite Global Ltd.
2.25%, 10/20/21[e]	200	195,472
2.75%, 06/13/22[e]	200	199,074
Swire Pacific MTN Financing Ltd.
4.50%, 02/28/22[e]	200	213,692
Wharf Finance Ltd.
3.50%, 01/23/19[e]	200	202,672

		4,630,897
HOME BUILDERS — 0.16%
AV Homes Inc.
6.63%, 05/15/22 (Call 05/15/19)	50	51,871
Beazer Homes USA Inc.
5.75%, 06/15/19 (Call 03/15/19)	15	15,810
8.75%, 03/15/22 (Call 03/15/19)	50	55,530
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/17)[c]	75	76,624
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/01/17)[c]	50	52,298
CalAtlantic Group Inc.
6.25%, 12/15/21 (Call 06/15/21)	50	55,355
6.63%, 05/01/20	15	16,536
8.38%, 05/15/18	50	51,680
8.38%, 01/15/21	75	87,265
Century Communities Inc.
6.88%, 05/15/22 (Call 12/01/17)	50	52,485
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	175	177,961
4.00%, 02/15/20	25	25,877
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[c]	50	54,640

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
KB Home
4.75%, 05/15/19 (Call 02/15/19)	$100	$102,706
7.00%, 12/15/21 (Call 09/15/21)	75	84,558
7.50%, 09/15/22	50	58,038
8.00%, 03/15/20	25	27,878
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	160	165,342
4.50%, 06/15/19 (Call 04/16/19)	100	102,655
4.50%, 11/15/19 (Call 08/15/19)	50	51,669
4.75%, 04/01/21 (Call 02/01/21)[f]	45	47,254
Meritage Homes Corp.
7.15%, 04/15/20	25	27,503
New Home Co. Inc. (The)
7.25%, 04/01/22 (Call 10/01/19)	75	78,169
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	75	78,077
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 12/01/17)[c]	50	51,166
Toll Brothers Finance Corp.
5.88%, 02/15/22 (Call 11/15/21)	100	110,873
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	108	110,739

		1,870,559
HOUSEHOLD PRODUCTS & WARES — 0.04%
Church & Dwight Co. Inc.
2.45%, 12/15/19 (Call 11/15/19)	50	50,369
2.45%, 08/01/22 (Call 07/01/22)	200	198,694
Kimberly-Clark Corp.
1.40%, 02/15/19	80	79,628
2.15%, 08/15/20	85	85,200
3.88%, 03/01/21	25	26,327

		440,218
HOUSEWARES — 0.03%
Newell Brands Inc.
2.60%, 03/29/19	47	47,359
3.15%, 04/01/21 (Call 03/01/21)	165	168,765
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	110	116,837

		332,961

Security	Principal (000s)	Value
INSURANCE — 0.89%
Aflac Inc.
2.40%, 03/16/20	$100	$100,686
American Financial Group Inc./OH
9.88%, 06/15/19	25	27,977
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	375	376,706
3.30%, 03/01/21 (Call 02/01/21)	710	730,846
3.38%, 08/15/20	75	77,483
4.88%, 06/01/22	300	328,590
Athene Global Funding
3.00%, 07/01/22[c]	250	249,352
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	800	800,128
2.90%, 10/15/20	250	257,195
3.00%, 05/15/22	135	139,234
Berkshire Hathaway Inc.
2.10%, 08/14/19	100	100,569
2.20%, 03/15/21 (Call 02/15/21)	250	251,080
3.40%, 01/31/22	25	26,195
China Life Insurance Co. Ltd.
VRN, (5 year CMT + 2.294%)
4.00%, 07/03/75 (Call 07/03/20)[e,h]	200	204,252
China Reinsurance Finance Corp. Ltd.
3.38%, 03/09/22[e]	200	199,260
CNA Financial Corp.
5.88%, 08/15/20	150	163,159
CNO Financial Group Inc.
4.50%, 05/30/20	50	51,836
Enstar Group Ltd.
4.50%, 03/10/22 (Call 02/10/22)	150	154,252
Fortune Star BVI Ltd.
5.25%, 03/23/22 (Call 03/23/20)[e]	200	200,774
Genworth Holdings Inc.
7.20%, 02/15/21	50	47,801
7.63%, 09/24/21	100	96,514
7.70%, 06/15/20	45	44,381
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	100	107,624
6.00%, 01/15/19	100	104,595

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Hub Holdings LLC/Hub Holdings Finance Inc.
8.13% (8.88% PIK), 07/15/19 (Call 12/01/17)[c,d]	$50	$50,133
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/17)[c]	150	156,051
Jackson National Life Global Funding
2.20%, 01/30/20[c]	250	250,426
2.60%, 12/09/20[c]	200	201,970
Liberty Mutual Group Inc.
5.00%, 06/01/21[c]	250	269,800
Markel Corp.
5.35%, 06/01/21	25	27,127
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	200	200,942
2.75%, 01/30/22 (Call 12/30/21)	125	125,928
MassMutual Global Funding II
1.95%, 09/22/20[c]	250	248,630
2.45%, 11/23/20[c]	250	251,960
MetLife Inc.
7.72%, 02/15/19	225	241,596
Metropolitan Life Global Funding I
1.75%, 12/19/18[c]	150	149,859
1.95%, 12/03/18[c]	150	150,281
1.95%, 09/15/21[c]	250	246,165
2.50%, 12/03/20[c]	150	151,576
2.65%, 04/08/22[c]	250	251,285
New York Life Global Funding
1.55%, 11/02/18[c]	194	193,866
1.95%, 09/28/20[c]	250	249,410
2.15%, 06/18/19[c]	150	150,671
2.30%, 06/10/22[c]	250	248,800
Pricoa Global Funding I
2.55%, 11/24/20[c]	250	252,859
Principal Life Global Funding II
2.15%, 01/10/20[c]	250	250,861
2.63%, 11/19/20[c]	100	101,052
Prudential Financial Inc.
4.50%, 11/16/21	360	388,746
5.38%, 06/21/20	175	189,576
Radian Group Inc.
5.25%, 06/15/20	59	63,046

Security	Principal (000s)	Value
Reliance Standard Life Global Funding II
2.38%, 05/04/20[c]	$100	$100,258
Travelers Companies Inc. (The)
3.90%, 11/01/20	150	157,282
WR Berkley Corp.
7.38%, 09/15/19	100	107,892
XLIT Ltd.
2.30%, 12/15/18	50	50,166

		10,318,703
INTERNET — 0.27%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	200	201,262
Alphabet Inc.
3.63%, 05/19/21	50	52,815
Amazon.com Inc.
1.90%, 08/21/20[c]	100	99,844
2.60%, 12/05/19 (Call 11/05/19)	300	304,884
3.30%, 12/05/21 (Call 10/05/21)	60	62,464
Baidu Inc.
3.00%, 06/30/20	200	202,554
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)[c]	50	52,917
Dr. Peng Holding HongKong Ltd.
5.05%, 06/01/20[e]	200	202,824
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	275	275,979
2.60%, 07/15/22 (Call 04/15/22)	250	250,055
2.75%, 01/30/23 (Call 12/30/22)	250	249,780
2.88%, 08/01/21 (Call 06/01/21)	260	264,014
3.25%, 10/15/20 (Call 07/15/20)	50	51,390
3.80%, 03/09/22 (Call 02/09/22)	10	10,461
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 11/30/17)	42	42,084
Netflix Inc.
5.38%, 02/01/21	50	53,530
5.50%, 02/15/22	125	134,144
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	25	25,755
4.20%, 09/15/20	245	254,254

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Tencent Holdings Ltd.
3.38%, 05/02/19[e]	$200	$203,488
TIBCO Software Inc.
11.38%, 12/01/21 (Call 12/01/17)[c]	100	109,215

		3,103,713
IRON & STEEL — 0.23%
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	100	102,986
ArcelorMittal
5.13%, 06/01/20	65	69,263
5.75%, 08/05/20	75	81,754
6.00%, 03/01/21	125	137,484
6.75%, 02/25/22	150	172,450
Baffinland Iron Mines Corp.
12.00%, 02/01/22 (Call 02/01/21)[c,f]	50	52,225
Baosteel Financing 2015 Pty Ltd.
3.88%, 01/28/20[e]	200	204,274
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC
6.50%, 05/15/21 (Call 05/15/18)[c]	50	52,265
CSN Islands XI Corp.
6.88%, 09/21/19[e]	100	92,789
CSN Resources SA
6.50%, 07/21/20[e]	100	91,567
Evraz Group SA
6.50%, 04/22/20[e]	200	212,960
Gerdau Trade Inc.
5.75%, 01/30/21[e]	500	541,415
Severstal OAO Via Steel Capital SA
4.45%, 03/19/18[e]	200	201,638
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 12/01/17)	75	77,081
U.S. Steel Corp.
7.38%, 04/01/20	75	81,434
8.38%, 07/01/21 (Call 07/01/18)[c]	150	164,653
Vale Overseas Ltd.
5.88%, 06/10/21	300	329,592

		2,665,830
LEISURE TIME — 0.03%
24 Hour Fitness Worldwide Inc.
8.00%, 06/01/22 (Call 12/01/17)[c]	75	69,487

Security	Principal (000s)	Value
Carnival Corp.
3.95%, 10/15/20	$150	$157,311
Gibson Brands Inc.
8.88%, 08/01/18 (Call 12/01/17)[c]	25	20,612
NCL Corp. Ltd.
4.75%, 12/15/21 (Call 12/15/18)[c]	100	103,964

		351,374
LODGING — 0.14%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/17)	50	51,148
11.00%, 10/01/21 (Call 12/01/17)	125	132,656
Choice Hotels International Inc.
5.75%, 07/01/22	100	110,901
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[c]	125	132,058
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	250	247,120
2.88%, 03/01/21 (Call 02/01/21)	80	80,786
3.00%, 03/01/19 (Call 12/01/18)	100	101,090
MGM Resorts International
5.25%, 03/31/20[f]	75	79,006
6.63%, 12/15/21	175	195,576
6.75%, 10/01/20	150	165,270
7.75%, 03/15/22	100	115,792
8.63%, 02/01/19	100	107,432
Wyndham Worldwide Corp.
4.25%, 03/01/22 (Call 12/01/21)	50	51,156

		1,569,991
MACHINERY — 0.38%
Briggs & Stratton Corp.
6.88%, 12/15/20	14	15,382
Caterpillar Financial Services Corp.
1.35%, 05/18/19	175	173,784
1.90%, 03/22/19	250	250,405
2.00%, 03/05/20	125	125,066
2.10%, 06/09/19	100	100,389
2.10%, 01/10/20	100	100,336
2.50%, 11/13/20	250	252,345
7.05%, 10/01/18	185	193,850
7.15%, 02/15/19	250	266,805

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Caterpillar Inc.
3.90%, 05/27/21	$110	$116,436
7.90%, 12/15/18	125	133,001
Cleaver-Brooks Inc.
8.75%, 12/15/19 (Call 12/01/17)[c]	15	15,397
CNH Industrial Capital LLC
3.38%, 07/15/19	125	126,960
3.88%, 10/15/21	100	103,327
4.38%, 11/06/20	50	52,348
4.38%, 04/05/22	100	106,157
4.88%, 04/01/21	75	79,983
John Deere Capital Corp.
1.25%, 10/09/19	100	98,791
1.70%, 01/15/20	75	74,615
1.95%, 12/13/18	300	300,789
1.95%, 01/08/19	100	100,250
1.95%, 03/04/19	100	100,267
1.95%, 06/22/20	100	99,905
2.05%, 03/10/20	100	100,184
2.15%, 09/08/22	185	182,634
2.20%, 03/13/20	230	231,352
2.30%, 09/16/19	25	25,239
2.38%, 07/14/20	90	90,856
2.65%, 01/06/22	55	55,679
2.80%, 03/04/21	100	101,903
3.15%, 10/15/21	85	87,709
Series 0014
2.45%, 09/11/20	100	100,980
Komatsu Mining Corp.
5.13%, 10/15/21	110	120,809
Manitowoc Co. Inc. (The)
12.75%, 08/15/21 (Call 02/15/19)[c]	50	57,542
Roper Technologies Inc.
2.80%, 12/15/21 (Call 11/15/21)	120	121,157
Vertiv Intermediate Holding Corp.
12.00% (13.00% PIK), 02/15/22 (Call 02/15/19)[c,d]	75	82,122
Xerium Technologies Inc.
9.50%, 08/15/21 (Call 08/15/18)	75	77,032

		4,421,786
MANUFACTURING — 0.31%
3M Co.
1.63%, 06/15/19	200	199,892
2.00%, 08/07/20	100	100,443
2.00%, 06/26/22	125	123,765

Security	Principal (000s)	Value
Bombardier Inc.
4.75%, 04/15/19[c]	$125	$126,984
5.75%, 03/15/22[c]	75	74,491
6.00%, 10/15/22 (Call 12/01/17)[c]	150	148,692
7.75%, 03/15/20[c]	100	107,219
8.75%, 12/01/21[c]	175	194,645
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 11/16/17)[c]	150	154,204
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	250	251,242
4.38%, 09/16/20	150	159,612
4.63%, 01/07/21	300	322,875
4.65%, 10/17/21	450	491,152
5.30%, 02/11/21	335	366,999
5.50%, 01/08/20	100	107,498
Illinois Tool Works Inc.
1.95%, 03/01/19	25	25,035
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19	75	75,737
LSB Industries Inc.
8.50%, 08/01/19 (Call 12/01/17)[l]	47	46,035
Siemens Financieringsmaatschappij NV
1.70%, 09/15/21[c]	250	245,125
2.20%, 03/16/20[c]	250	251,255
Techniplas LLC
10.00%, 05/01/20 (Call 12/01/17)[c]	31	24,787

		3,597,687
MEDIA — 1.06%
21st Century Fox America Inc.
4.50%, 02/15/21	125	133,340
6.90%, 03/01/19	200	212,728
Altice Financing SA
6.50%, 01/15/22 (Call 12/01/17)[c]	200	207,320
Altice Luxembourg SA
7.75%, 05/15/22 (Call 12/01/17)[c]	250	264,767
Cable One Inc.
5.75%, 06/15/22 (Call 06/15/18)[c]	50	52,151
Cablevision Systems Corp.
5.88%, 09/15/22	75	77,008
7.75%, 04/15/18	100	102,227
8.00%, 04/15/20	50	55,201

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	$100	$100,666
3.38%, 03/01/22 (Call 12/01/21)	275	282,645
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/17)[c]	125	127,412
6.38%, 09/15/20 (Call 12/01/17)[c]	95	96,876
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	525	538,492
4.46%, 07/23/22 (Call 05/23/22)	550	580,800
Clear Channel Worldwide Holdings Inc.
Series B
7.63%, 03/15/20 (Call 12/01/17)	175	175,072
Comcast Corp.
3.13%, 07/15/22	125	129,609
5.15%, 03/01/20	125	134,160
5.70%, 07/01/19	250	265,760
CSC Holdings LLC
6.75%, 11/15/21	125	137,768
7.63%, 07/15/18	50	51,775
8.63%, 02/15/19	25	26,915
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	75	74,648
5.63%, 08/15/19	100	106,058
DISH DBS Corp.
5.13%, 05/01/20	150	153,770
5.88%, 07/15/22	250	251,840
6.75%, 06/01/21	175	183,715
7.88%, 09/01/19	250	269,987
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22[e]	200	208,794
iHeartCommunications Inc.
6.88%, 06/15/18	20	10,000
9.00%, 12/15/19 (Call 12/01/17)	150	110,741
9.00%, 03/01/21 (Call 12/01/17)	175	126,280
9.00%, 09/15/22 (Call 12/01/17)	100	72,242
11.25%, 03/01/21 (Call 12/01/17)	25	17,992
11.25%, 03/01/21 (Call 12/01/17)[c]	50	35,894
Lee Enterprises Inc.
9.50%, 03/15/22 (Call 03/15/18)[c]	50	51,923

Security	Principal (000s)	Value
MHGE Parent LLC/MHGE Parent Finance Inc.
8.50% (9.25% PIK), 08/01/19 (Call 12/01/17)[c,d]	$30	$29,978
Myriad International Holdings BV
6.00%, 07/18/20[e]	200	215,538
NBCUniversal Enterprise Inc.
1.97%, 04/15/19[c]	350	350,742
NBCUniversal Media LLC
4.38%, 04/01/21	370	396,740
5.15%, 04/30/20	250	269,242
Scripps Networks Interactive Inc.
2.75%, 11/15/19 (Call 10/15/19)	260	262,428
SFR Group SA
6.00%, 05/15/22 (Call 12/01/17)[c]	600	625,566
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 11/16/17)	50	51,451
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[c,f]	135	137,562
Spanish Broadcasting System Inc.
12.50%, 04/15/17[c]	23	23,000
TEGNA Inc.
4.88%, 09/15/21 (Call 12/01/17)[c]	50	51,208
5.13%, 10/15/19 (Call 12/01/17)	53	53,862
Time Inc.
5.75%, 04/15/22 (Call 12/01/17)[c,f]	100	100,744
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	210	217,808
4.13%, 02/15/21 (Call 11/15/20)	50	51,910
5.00%, 02/01/20	275	289,424
8.25%, 04/01/19	325	351,968
8.75%, 02/14/19	75	81,122
Time Warner Inc.
2.10%, 06/01/19	335	335,291
4.00%, 01/15/22	250	262,857
4.75%, 03/29/21	150	161,064
4.88%, 03/15/20	200	212,266
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)	150	155,710
Urban One Inc.
7.38%, 04/15/22 (Call 04/15/18)[c]	50	50,311
9.25%, 02/15/20 (Call 12/01/17)[c]	25	23,579

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Viacom Inc.
2.75%, 12/15/19 (Call 11/15/19)	$11	$11,072
3.13%, 06/15/22 (Call 03/15/22)	275	271,749
3.88%, 12/15/21	120	123,090
VRN, (3 mo. LIBOR US + 3.895%)
5.88%, 02/28/57 (Call 02/28/22)[f,h]	125	123,674
Videotron Ltd.
5.00%, 07/15/22	100	108,191
Virgin Media Secured Finance PLC
5.25%, 01/15/21	200	213,492
Walt Disney Co. (The)
1.65%, 01/08/19	350	349,811
1.85%, 05/30/19	125	125,141
2.15%, 09/17/20	250	251,207
2.30%, 02/12/21	285	287,300
2.45%, 03/04/22	100	100,833
3.75%, 06/01/21	50	52,750
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 11/21/17)[a,c]	37	37,844

		12,244,101
METAL FABRICATE & HARDWARE — 0.03%
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	150	151,090
TMK OAO Via TMK Capital SA
6.75%, 04/03/20[e]	200	211,030

		362,120
MINING — 0.55%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)	50	49,874
9.50%, 04/01/21 (Call 04/01/18)[c]	100	106,695
ALROSA Finance SA
7.75%, 11/03/20[e]	200	224,768
Anglo American Capital PLC
9.38%, 04/08/19[c]	100	110,043
AngloGold Ashanti Holdings PLC
5.38%, 04/15/20	341	358,169
Barminco Finance Pty Ltd.
6.63%, 05/15/22 (Call 05/15/19)[c]	100	98,178
Barrick North America Finance LLC
4.40%, 05/30/21	410	438,975
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	250	255,687

Security	Principal (000s)	Value
VRN, (5 year USD Swap + 4.971%)
6.25%, 10/19/75 (Call 10/19/20)[c,h]	$250	$274,302
Century Aluminum Co.
7.50%, 06/01/21 (Call 12/01/17)[c]	50	51,333
Chinalco Capital Holdings Ltd.
4.00%, 08/25/21[e]	200	202,310
4.25%, 04/21/22[e]	200	204,214
Constellium NV
7.88%, 04/01/21 (Call 11/29/17)[c]	250	265,435
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22[c]	200	201,296
3.88%, 11/03/21[c]	200	208,736
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/01/17)[c]	50	49,667
Ferroglobe PLC/Globe Specialty Metals Inc.
9.38%, 03/01/22 (Call 03/01/19)[c]	150	162,714
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)[c]	125	127,454
9.75%, 03/01/22 (Call 03/01/18)[c]	350	391,769
Freeport-McMoRan Inc.
3.10%, 03/15/20	150	150,433
3.55%, 03/01/22 (Call 12/01/21)	250	247,255
4.00%, 11/14/21	125	125,647
6.50%, 11/15/20 (Call 12/01/17)	75	76,431
6.75%, 02/01/22 (Call 02/01/18)	50	52,039
Glencore Funding LLC
2.88%, 04/16/20[c]	100	101,099
3.00%, 10/27/22 (Call 09/27/22)[c]	100	100,043
Hecla Mining Co.
6.88%, 05/01/21 (Call 12/01/17)	50	51,559
International Wire Group Inc.
10.75%, 08/01/21 (Call 08/01/19)[c]	25	22,816
Joseph T Ryerson & Son Inc.
11.00%, 05/15/22 (Call 05/15/19)[c]	100	112,697
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)	75	80,243
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/20/17)[c]	75	77,999
MMC Norilsk Nickel OJSC via MMC Finance DAC
5.55%, 10/28/20[e]	200	212,544

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	$50	$51,714
5.13%, 10/01/19	100	105,407
Petra Diamonds U.S. Treasury PLC
7.25%, 05/01/22 (Call 05/01/19)[e]	200	198,302
Polyus Gold International Ltd.
4.70%, 03/28/22[e]	200	205,036
Real Alloy Holding Inc.
10.00%, 01/15/19 (Call 01/15/18)[c]	27	25,051
Taseko Mines Ltd.
8.75%, 06/15/22 (Call 06/15/19)[c]	35	35,843
Teck Resources Ltd.
4.50%, 01/15/21 (Call 10/15/20)	25	26,112
4.75%, 01/15/22 (Call 10/15/21)	150	158,671
Vedanta Resources PLC
8.25%, 06/07/21[e]	300	335,646

		6,334,206
OFFICE & BUSINESS EQUIPMENT — 0.12%
Pitney Bowes Inc.
3.63%, 10/01/21 (Call 09/01/21)	375	365,546
3.88%, 05/15/22 (Call 04/15/22)	175	169,871
Xerox Corp.
2.75%, 09/01/20	83	82,895
4.07%, 03/17/22	708	719,151

		1,337,463
OIL & GAS — 2.67%
Aker BP ASA
6.00%, 07/01/22 (Call 07/01/19)[c]	150	157,656
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)	295	314,202
6.95%, 06/15/19	25	26,832
8.70%, 03/15/19	85	92,328
Antero Resources Corp.
5.38%, 11/01/21 (Call 12/01/17)	150	154,002
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	85	86,327
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[c]	197	213,745
Athabasca Oil Corp.
9.88%, 02/24/22 (Call 02/24/19)[c]	50	47,411
Baytex Energy Corp.
5.13%, 06/01/21 (Call 12/01/17)[c]	50	47,353

Security	Principal (000s)	Value
BG Energy Capital PLC
4.00%, 10/15/21[c]	$200	$211,578
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	155	154,180
2.24%, 05/10/19	275	276,697
2.32%, 02/13/20	530	534,431
3.25%, 05/06/22	375	388,114
3.56%, 11/01/21	330	345,579
4.50%, 10/01/20	120	128,015
4.75%, 03/10/19	200	207,806
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 12/01/17)	125	122,641
7.63%, 01/15/22 (Call 01/15/18)	25	24,525
11.50%, 01/15/21 (Call 04/15/18)[c]	100	115,197
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 12/01/17)[c]	50	50,931
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 12/01/17)	75	76,501
Cenovus Energy Inc.
5.70%, 10/15/19	150	159,000
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/01/17)[f]	50	46,445
5.38%, 06/15/21 (Call 12/01/17)	50	48,066
6.13%, 02/15/21[f]	100	100,996
6.63%, 08/15/20	50	51,631
Chevron Corp.
1.69%, 02/28/19	10	9,999
1.96%, 03/03/20 (Call 02/03/20)	325	325,575
1.99%, 03/03/20	100	100,226
2.10%, 05/16/21 (Call 04/15/21)	410	409,733
2.42%, 11/17/20 (Call 10/17/20)	525	531,079
4.95%, 03/03/19	200	208,488
Citgo Holding Inc.
10.75%, 02/15/20[e]	100	108,158
CITGO Petroleum Corp.
6.25%, 08/15/22 (Call 12/01/17)[c]	50	51,461
CNOOC Finance 2011 Ltd.
4.25%, 01/26/21[c]	400	419,764
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	199,712
CNOOC Finance 2015 Australia Pty Ltd.
2.63%, 05/05/20	200	200,700

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CNPC General Capital Ltd.
1.95%, 04/16/18[e]	$200	$199,832
Comstock Resources Inc.
10.00% (12.25% PIK), 03/15/20 (Call 12/01/17)[d]	110	113,781
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)	100	100,281
2.88%, 11/15/21 (Call 09/15/21)	90	91,608
4.20%, 03/15/21 (Call 02/15/21)	350	371,416
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 12/01/17)	250	253,315
Denbury Resources Inc.
5.50%, 05/01/22 (Call 12/01/17)	100	62,500
9.00%, 05/15/21 (Call 12/15/18)[c]	75	72,856
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[f]	370	375,469
Dolphin Energy Ltd.
5.50%, 12/15/21[c]	200	219,132
Ecopetrol SA
7.63%, 07/23/19	350	381,465
Encana Corp.
6.50%, 05/15/19	75	79,654
Endeavor Energy Resources LP/EER Finance Inc.
7.00%, 08/15/21 (Call 12/01/17)[c]	75	77,624
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	50	50,637
Ensco PLC
4.70%, 03/15/21	50	48,378
8.00%, 01/31/24 (Call 10/31/23)[f]	64	63,736
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	100,838
4.10%, 02/01/21	220	232,538
EP Energy LLC/Everest Acquisition Finance Inc.
9.38%, 05/01/20 (Call 12/01/17)	150	126,049
EQT Corp.
2.50%, 10/01/20 (Call 09/01/20)	100	99,992
8.13%, 06/01/19	50	54,595
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 12/01/17)	100	45,375

Security	Principal (000s)	Value
Extraction Oil & Gas Inc./Extraction Finance Corp.
7.88%, 07/15/21 (Call 07/15/18)[c]	$50	$52,979
Exxon Mobil Corp.
1.71%, 03/01/19	500	500,365
1.82%, 03/15/19 (Call 02/15/19)	34	34,050
1.91%, 03/06/20 (Call 02/06/20)	275	275,423
2.22%, 03/01/21 (Call 02/01/21)	175	176,134
2.40%, 03/06/22 (Call 01/06/22)	150	151,185
Gazprom OAO Via Gaz Capital SA
3.85%, 02/06/20[e]	200	203,248
6.00%, 01/23/21[e]	200	215,324
9.25%, 04/23/19[e]	300	327,171
Great Western Petroleum LLC/Great Western Finance Corp.
9.00%, 09/30/21 (Call 03/31/19)[c]	50	50,871
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 12/01/17)	50	38,919
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 12/01/17)[c]	125	89,656
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[e]	100	104,438
KazMunayGas National Co. JSC
3.88%, 04/19/22[e]	200	202,298
6.38%, 04/09/21[e]	200	219,286
7.00%, 05/05/20[e]	100	109,137
Korea National Oil Corp.
2.00%, 10/24/21[c]	200	193,280
2.75%, 01/23/19[e]	200	200,614
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/01/17)	75	76,480
7.38%, 05/01/22 (Call 11/29/17)[f]	50	52,019
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.63%, 12/01/21 (Call 12/01/17)	25	15,719
8.00%, 12/01/20 (Call 12/01/17)	15	10,130
Lukoil International Finance BV
3.42%, 04/24/18[e]	200	200,966
7.25%, 11/05/19[e]	100	108,655
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	100	102,987
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	100	99,534

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Newfield Exploration Co.
5.75%, 01/30/22	$100	$107,625
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	550	579,722
Noble Holding International Ltd.
4.63%, 03/01/21	50	46,220
5.75%, 03/16/18	40	40,318
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/17)	50	33,527
Oasis Petroleum Inc.
6.50%, 11/01/21 (Call 12/01/17)	50	50,888
6.88%, 03/15/22 (Call 12/01/17)[f]	100	102,603
Occidental Petroleum Corp.
3.13%, 02/15/22 (Call 11/15/21)	200	206,136
Series 1
4.10%, 02/01/21 (Call 11/01/20)	200	211,286
Parker Drilling Co.
6.75%, 07/15/22 (Call 01/15/18)	50	40,677
7.50%, 08/01/20 (Call 12/01/17)	15	13,626
Petrobras Global Finance BV
4.88%, 03/17/20	195	201,593
5.38%, 01/27/21	552	580,345
5.75%, 01/20/20	275	289,347
6.13%, 01/17/22	400	432,420
8.38%, 05/23/21	500	576,580
Petroleos de Venezuela SA
8.50%, 10/27/20[e]	150	124,312
9.00%, 11/17/21[e]	250	110,000
12.75%, 02/17/22[e]	400	182,500
Petroleos Mexicanos
3.50%, 07/23/20	400	406,540
4.88%, 01/24/22	500	521,205
5.38%, 03/13/22[c]	200	212,318
5.50%, 02/04/19	100	103,864
5.50%, 01/21/21	600	638,526
6.00%, 03/05/20	90	96,225
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 08/14/19[c]	170	181,167
Petronas Capital Ltd.
5.25%, 08/12/19[c]	100	105,268
7.88%, 05/22/22[c]	100	122,466
Petronas Global Sukuk Ltd.
2.71%, 03/18/20[e]	800	806,848

Security	Principal (000s)	Value
Phillips 66
4.30%, 04/01/22	$25	$26,791
Pioneer Natural Resources Co.
7.50%, 01/15/20	50	55,476
Precision Drilling Corp.
6.50%, 12/15/21 (Call 12/01/17)	55	55,550
6.63%, 11/15/20 (Call 12/01/17)	30	30,222
PTT Exploration & Production PCL
VRN, (5 year CMT + 3.177%)
4.88%[e,g,h]	200	203,500
Puma International Financing SA
6.75%, 02/01/21 (Call 12/01/17)[c]	200	205,146
QEP Resources Inc.
6.88%, 03/01/21	75	79,909
Range Resources Corp.
5.00%, 08/15/22 (Call 05/15/22)	150	149,118
5.75%, 06/01/21 (Call 03/01/21)	50	51,540
Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.75%, 09/30/19[c]	250	268,752
Reliance Holdings USA Inc.
5.40%, 02/14/22[e]	250	274,770
Resolute Energy Corp.
8.50%, 05/01/20 (Call 12/01/17)	25	25,408
Rice Energy Inc.
6.25%, 05/01/22 (Call 11/11/17)	125	130,842
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	100	94,424
7.88%, 08/01/19	25	26,994
Sable Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 12/01/17)[c]	100	86,108
Sanchez Energy Corp.
7.75%, 06/15/21 (Call 12/01/17)[f]	120	111,620
Shell International Finance BV
1.38%, 05/10/19	250	248,702
1.63%, 11/10/18	350	349,751
1.75%, 09/12/21	460	452,741
1.88%, 05/10/21	600	595,332
2.00%, 11/15/18	400	401,404
2.13%, 05/11/20	25	25,109
2.25%, 11/10/20	150	151,029
4.38%, 03/25/20	125	132,024
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[e]	600	599,826

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21[e]	$200	$195,468
2.13%, 05/03/19[e]	200	199,368
2.75%, 05/03/21[e]	200	201,000
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22[e]	700	707,161
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[f]	125	122,636
Statoil ASA
1.95%, 11/08/18	185	185,450
2.25%, 11/08/19	300	301,977
2.75%, 11/10/21	250	254,707
3.15%, 01/23/22	100	103,247
5.25%, 04/15/19	200	209,600
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 11/09/17)	75	77,080
6.25%, 04/15/21 (Call 04/15/18)	100	104,724
Tapstone Energy LLC/Tapstone Energy Finance Corp.
9.75%, 06/01/22 (Call 06/01/20)[c]	50	44,978
Teine Energy Ltd.
6.88%, 09/30/22 (Call 12/01/17)[c]	50	51,130
Total Capital International SA
2.10%, 06/19/19	200	201,120
2.13%, 01/10/19	250	251,302
2.75%, 06/19/21	25	25,537
2.88%, 02/17/22	200	204,458
Total Capital SA
4.13%, 01/28/21	115	122,232
4.45%, 06/24/20	50	53,223
Transocean Inc.
6.50%, 11/15/20[f]	50	51,836
8.38%, 12/15/21	75	80,625
Tullow Oil PLC
6.25%, 04/15/22 (Call 12/01/17)[c]	200	199,344
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)[c]	175	177,334
Unit Corp.
6.63%, 05/15/21 (Call 12/01/17)	100	100,514
Valero Energy Corp.
6.13%, 02/01/20	120	130,183
9.38%, 03/15/19	85	93,302

Security	Principal (000s)	Value
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20[k]	$25	$3,163
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	100	100,759
5.75%, 03/15/21 (Call 12/15/20)[f]	150	150,639
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	125	130,086
7.50%, 08/01/20 (Call 07/01/20)	117	127,187
YPF SA
8.50%, 03/23/21[e]	150	169,755
8.88%, 12/19/18[e]	50	53,254

		30,919,642
OIL & GAS SERVICES — 0.14%
COSL Finance BVI Ltd.
3.25%, 09/06/22[c]	200	200,222
Forum Energy Technologies Inc.
6.25%, 10/01/21 (Call 12/01/17)	50	50,025
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 12/01/17)[c]	200	193,352
9.88%, 04/01/22 (Call 04/01/20)[c]	200	209,356
McDermott International Inc.
8.00%, 05/01/21 (Call 12/01/17)[c]	75	77,391
PHI Inc.
5.25%, 03/15/19 (Call 12/01/17)	25	24,745
Schlumberger Holdings Corp.
2.35%, 12/21/18[c]	200	200,922
3.00%, 12/21/20 (Call 11/21/20)[c]	170	173,592
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)[c]	100	103,297
SEACOR Holdings Inc.
7.38%, 10/01/19	21	21,568
SESI LLC
7.13%, 12/15/21 (Call 12/01/17)	73	74,665
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[f]	100	90,273
5.13%, 09/15/20[f]	50	49,420
7.75%, 06/15/21 (Call 05/15/21)[f]	95	97,973
9.63%, 03/01/19	50	53,443

		1,620,244
PACKAGING & CONTAINERS — 0.14%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)[c]	200	205,886

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Ball Corp.
4.38%, 12/15/20	$150	$157,498
5.00%, 03/15/22	100	107,763
Berry Global Inc.
5.50%, 05/15/22 (Call 12/01/17)	50	52,039
Coveris Holdings SA
7.88%, 11/01/19 (Call 12/01/17)[c]	200	195,714
Graphic Packaging International Inc.
4.75%, 04/15/21 (Call 01/15/21)	50	52,786
Greif Inc.
7.75%, 08/01/19	33	35,688
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[c]	50	52,884
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/17)[c]	30	20,987
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/17)	350	356,125
Sealed Air Corp.
6.50%, 12/01/20 (Call 09/01/20)[c]	50	55,385
WestRock RKT Co.
4.45%, 03/01/19	275	282,865

		1,575,620
PHARMACEUTICALS — 1.08%
AbbVie Inc. 2.00%, 11/06/18	260	260,564
2.30%, 05/14/21 (Call 04/14/21)	565	564,345
2.50%, 05/14/20 (Call 04/14/20)	250	252,047
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	740	751,588
3.45%, 03/15/22 (Call 01/15/22)	305	313,445
Allergan Inc./U.S.
3.38%, 09/15/20	50	51,386
AstraZeneca PLC
1.75%, 11/16/18	10	9,996
1.95%, 09/18/19	50	49,961
2.38%, 11/16/20	100	100,429
2.38%, 06/12/22 (Call 05/12/22)	510	505,787
Bayer U.S. Finance LLC
2.38%, 10/08/19[c]	200	201,016
BioScrip Inc.
8.88%, 02/15/21 (Call 12/01/17)	27	25,024
Bristol-Myers Squibb Co.
1.75%, 03/01/19	25	24,987

Security	Principal (000s)	Value
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	$410	$406,531
3.20%, 06/15/22	25	25,424
Eli Lilly & Co.
1.95%, 03/15/19	50	50,201
2.35%, 05/15/22	65	65,255
EMD Finance LLC
2.40%, 03/19/20 (Call 02/19/20)[c]	100	100,568
2.95%, 03/19/22 (Call 01/19/22)[c]	50	50,787
Endo Finance LLC
5.75%, 01/15/22 (Call 12/01/17)[c]	125	109,490
Endo Finance LLC/Endo Finco Inc.
7.25%, 01/15/22 (Call 12/01/17)[c]	25	23,018
Express Scripts Holding Co.
2.25%, 06/15/19	200	200,626
3.30%, 02/25/21 (Call 01/25/21)	35	35,918
4.75%, 11/15/21	300	323,967
Forest Laboratories LLC
4.38%, 02/01/19 (Call 11/03/18)[c]	40	40,942
5.00%, 12/15/21 (Call 09/16/21)[c]	250	271,250
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	275	280,890
Johnson & Johnson
1.65%, 12/05/18	150	150,140
1.65%, 03/01/21 (Call 02/01/21)	690	682,872
2.45%, 12/05/21	10	10,141
Mead Johnson Nutrition Co.
3.00%, 11/15/20	80	81,823
4.90%, 11/01/19	50	52,792
Merck & Co. Inc.
1.85%, 02/10/20	150	150,012
2.35%, 02/10/22	100	100,641
3.88%, 01/15/21 (Call 10/15/20)	110	116,009
Mylan NV
2.50%, 06/07/19	102	102,400
3.00%, 12/15/18	135	136,269
3.15%, 06/15/21 (Call 05/15/21)	460	465,511
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	405	407,203
Novartis Securities Investment Ltd.
5.13%, 02/10/19	525	546,577
Pfizer Inc.
1.45%, 06/03/19	200	199,248
1.70%, 12/15/19	210	209,790

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
1.95%, 06/03/21	$100	$99,590
2.10%, 05/15/19	300	301,941
2.20%, 12/15/21	125	125,410
Sanofi
4.00%, 03/29/21	395	417,949
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	225	224,125
2.40%, 09/23/21 (Call 08/23/21)	775	769,869
Teva Pharmaceutical Finance Co. BV Series 2
3.65%, 11/10/21	250	247,052
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	250	246,875
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	225	220,068
2.20%, 07/21/21	280	263,329
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 12/01/17)[c]	250	245,645
5.63%, 12/01/21 (Call 12/01/17)[c]	100	91,444
6.38%, 10/15/20 (Call 12/01/17)[c]	123	122,079
6.50%, 03/15/22 (Call 03/15/19)[c]	145	153,707
6.75%, 08/15/21 (Call 12/01/17)[c]	75	72,656
7.25%, 07/15/22 (Call 12/01/17)[c,f]	75	72,125
7.50%, 07/15/21 (Call 12/01/17)[c]	175	172,417
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	100	103,380

		12,456,531
PIPELINES — 0.73%
American Midstream Partners LP/American Midstream Finance Corp.
8.50%, 12/15/21 (Call 12/15/18)[c]	75	77,762
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)	100	104,984
5.88%, 10/01/20 (Call 12/01/17)	50	50,875
6.13%, 10/15/21 (Call 11/16/17)	50	51,634
6.25%, 10/15/22 (Call 10/15/18)	100	106,435
Buckeye Partners LP
2.65%, 11/15/18 (Call 10/15/18)	25	25,151
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)	400	409,696

Security	Principal (000s)	Value
DCP Midstream Operating LP
2.70%, 04/01/19 (Call 03/01/19)	$100	$99,684
4.75%, 09/30/21 (Call 06/30/21)[c]	100	102,845
5.35%, 03/15/20[c]	105	109,248
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)	100	99,833
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	125	131,444
5.20%, 03/15/20	50	53,160
9.88%, 03/01/19	25	27,455
Enbridge Inc.
2.90%, 07/15/22 (Call 06/15/22)	95	95,500
Energy Transfer Equity LP
7.50%, 10/15/20	125	140,676
Energy Transfer LP
4.15%, 10/01/20 (Call 08/01/20)	370	386,184
4.65%, 06/01/21 (Call 03/01/21)	175	185,799
9.70%, 03/15/19	125	137,330
Energy Transfer LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (Call 06/01/20)	250	268,762
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	25	25,019
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	200	201,616
2.85%, 04/15/21 (Call 03/15/21)	460	467,889
5.20%, 09/01/20	10	10,814
6.50%, 01/31/19	125	131,775
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 12/01/17)	50	50,778
6.75%, 08/01/22 (Call 08/01/18)	100	103,196
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	450	462,951
5.00%, 10/01/21 (Call 07/01/21)	260	280,381
5.30%, 09/15/20	75	80,848
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	300	305,235
3.15%, 01/15/23 (Call 12/15/22)	250	251,527
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 12/01/17)	45	45,857
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)[c]	90	92,382

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 12/01/17)	$25	$25,335
NuStar Logistics LP
4.75%, 02/01/22 (Call 11/01/21)	50	51,020
4.80%, 09/01/20	100	103,825
8.15%, 04/15/18	50	51,254
ONEOK Inc.
4.25%, 02/01/22 (Call 11/01/21)	160	166,934
ONEOK Partners LP
8.63%, 03/01/19	50	53,989
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	75	75,478
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	50	49,908
5.00%, 02/01/21 (Call 11/01/20)	100	105,470
5.75%, 01/15/20	75	79,711
Rockies Express Pipeline LLC
5.63%, 04/15/20[c]	125	132,310
6.00%, 01/15/19[c]	35	36,182
6.85%, 07/15/18[c]	100	102,709
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	400	433,876
6.25%, 03/15/22 (Call 12/15/21)	100	112,561
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 11/16/17)	50	49,268
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp.
4.40%, 06/15/21 (Call 03/15/21)	150	158,703
Sunoco Logistics Partners Operations LP
4.40%, 04/01/21 (Call 03/01/21)	260	273,718
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/17)	150	151,695
TransCanada PipeLines Ltd.
3.13%, 01/15/19	175	177,326
7.13%, 01/15/19	100	106,030
Williams Companies Inc. (The)
7.88%, 09/01/21	50	58,682
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	100	102,171

Security	Principal (000s)	Value
3.60%, 03/15/22 (Call 01/15/22)	$210	$216,758
4.00%, 11/15/21 (Call 08/15/21)	110	115,194
5.25%, 03/15/20	300	320,781

		8,485,613
REAL ESTATE — 0.52%
China Evergrande Group
6.25%, 06/28/21[e]	211	211,918
8.25%, 03/23/22 (Call 03/23/20)[e]	400	420,860
China Overseas Finance Cayman VI Ltd.
4.25%, 05/08/19[e]	200	204,942
China Resources Land Ltd.
4.38%, 02/27/19[e]	200	204,598
China SCE Property Holdings Ltd.
5.88%, 03/10/22 (Call 03/10/20)[e]	200	200,338
Country Garden Holdings Co. Ltd.
7.50%, 03/09/20 (Call 03/09/18)[e]	200	209,986
Crescent Communities LLC/Crescent Ventures Inc.
8.88%, 10/15/21 (Call 10/15/18)[c]	38	40,297
CSCEC Finance Cayman II Ltd.
2.70%, 06/14/21[e]	200	199,450
Dar Al-Arkan Sukuk Co. Ltd.
6.88%, 04/10/22[e]	200	196,662
Double Rosy Ltd.
3.63%, 11/18/19[e]	200	202,226
Easy Tactic Ltd.
5.75%, 01/13/22 (Call 01/13/20)[e]	200	201,770
Ezdan Sukuk Co. Ltd.
4.88%, 04/05/22[e]	400	385,644
Fantasia Holdings Group Co. Ltd.
7.38%, 10/04/21 (Call 10/04/19)[e]	200	199,828
Franshion Brilliant Ltd.
5.75%, 03/19/19[e]	200	208,028
VRN, (5 year USD Swap + 3.859%)
5.75%, (Call 01/17/22)[e,g,h]	200	208,576
Greentown China Holdings Ltd.
5.88%, 08/11/20 (Call 08/11/18)[e]	200	208,500
Hongkong Land Finance Cayman Islands Co. Ltd. (The)
4.50%, 06/01/22	400	430,224
Kaisa Group Holdings Ltd.
8.50%, 06/30/22 (Call 06/30/20)[e]	200	200,278

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
KWG Property Holding Ltd.
8.98%, 01/14/19 (Call 11/30/17)[e]	$200	$206,422
Poly Real Estate Finance Ltd.
5.25%, 04/25/19[e]	200	206,242
Qatari Diar Finance QSC
5.00%, 07/21/20[c]	300	315,666
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[c]	75	77,188
5.25%, 12/01/21 (Call 12/01/17)[c]	50	52,025
Shimao Property Holdings Ltd.
8.13%, 01/22/21 (Call 01/22/18)[e]	200	210,252
8.38%, 02/10/22 (Call 02/10/19)[e]	200	220,322
Shui On Development Holding Ltd.
8.70%, 05/19/18[e]	150	154,500
Sino-Ocean Land Treasure Finance II Ltd.
4.45%, 02/04/20[e]	200	205,082
Sun Hung Kai Properties Capital Market Ltd.
VRN, (6 mo. LIBOR US + 1.932%)
3.38%, 02/25/24 (Call 02/25/19)[e,h]	200	202,114

		5,983,938
REAL ESTATE INVESTMENT TRUSTS — 0.65%
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (Call 09/01/20)	25	25,663
American Tower Corp.
2.25%, 01/15/22	350	343,175
3.30%, 02/15/21 (Call 01/15/21)	135	138,456
3.40%, 02/15/19	350	355,957
3.45%, 09/15/21	25	25,760
4.70%, 03/15/22	125	135,267
AvalonBay Communities Inc.
3.95%, 01/15/21 (Call 10/15/20)	25	26,113
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	255	258,907
4.13%, 05/15/21 (Call 02/15/21)	35	36,870
5.88%, 10/15/19 (Call 07/17/19)	325	346,677
CoreCivic Inc.
4.13%, 04/01/20 (Call 01/01/20)	50	50,971
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	325	321,838
4.88%, 04/15/22	75	81,259

Security	Principal (000s)	Value
DDR Corp.
3.50%, 01/15/21 (Call 11/15/20)	$50	$50,744
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	150	154,395
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	50	53,439
EPR Properties
5.75%, 08/15/22 (Call 05/15/22)	100	110,260
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/18)	100	104,586
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	350	352,586
4.63%, 12/15/21 (Call 09/15/21)	225	243,292
4.75%, 07/15/20 (Call 04/15/20)	150	159,444
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	233	235,032
3.75%, 02/01/19 (Call 11/01/18)	185	188,112
5.38%, 02/01/21 (Call 11/03/20)	49	53,054
Host Hotels & Resorts LP
5.25%, 03/15/22 (Call 12/15/21)	75	81,584
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[c]	100	102,793
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	50	51,037
5.00%, 07/01/19 (Call 12/01/17)	75	75,842
5.25%, 09/15/22 (Call 09/15/19)	50	51,192
6.00%, 04/01/22 (Call 04/01/19)	50	52,273
Kimco Realty Corp.
3.20%, 05/01/21 (Call 03/01/21)	300	306,741
6.88%, 10/01/19	50	54,272
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	350	348,106
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/21 (Call 12/01/17)	125	129,049
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)[c]	100	101,362
4.88%, 07/15/22 (Call 12/01/17)	25	25,848
Scentre Group Trust 1/Scentre Group Trust 2
2.38%, 11/05/19 (Call 10/06/19)[c]	100	100,220
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	75	75,934

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	$275	$276,246
2.35%, 01/30/22 (Call 10/30/21)	25	24,901
2.50%, 07/15/21 (Call 04/15/21)	250	251,592
2.63%, 06/15/22 (Call 03/15/22)	250	250,882
3.38%, 03/15/22 (Call 12/15/21)	75	77,467
4.13%, 12/01/21 (Call 09/01/21)	110	116,852
4.38%, 03/01/21 (Call 12/01/20)	175	186,231
Starwood Property Trust Inc.
5.00%, 12/15/21 (Call 09/15/21)	125	130,890
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	25	25,216
VEREIT Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	125	126,049
4.13%, 06/01/21 (Call 05/01/21)	85	88,809
Vornado Realty LP
5.00%, 01/15/22 (Call 10/15/21)	250	269,995
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	200	205,164
6.13%, 04/15/20	25	27,278

		7,465,682
RETAIL — 0.84%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 12/01/17)[c]	150	153,444
Alimentation Couche-Tard Inc.
2.70%, 07/26/22 (Call 06/26/22)[c]	100	99,859
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	45,890
Best Buy Co. Inc.
5.50%, 03/15/21 (Call 12/15/20)[f]	30	32,651
Brinker International Inc.
2.60%, 05/15/18	25	25,030
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[c]	100	61,625
Conn’s Inc.
7.25%, 07/15/22 (Call 12/01/17)	75	73,552
Costco Wholesale Corp.
1.70%, 12/15/19	375	374,655
2.30%, 05/18/22 (Call 04/18/22)	260	260,143
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	535	527,280
2.25%, 12/05/18 (Call 11/05/18)	160	160,533

Security	Principal (000s)	Value
2.25%, 08/12/19 (Call 07/12/19)	$125	$125,321
2.80%, 07/20/20 (Call 06/20/20)	435	440,181
3.50%, 07/20/22 (Call 05/20/22)	75	77,311
Dollar Tree Inc.
5.25%, 03/01/20 (Call 12/01/17)	75	76,736
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp.
8.00%, 06/01/21 (Call 12/01/17)[c]	50	50,393
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/17)[f]	100	94,992
6.75%, 01/15/22 (Call 12/01/17)[f]	50	47,371
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.
8.63%, 06/15/20	55	49,231
GameStop Corp.
5.50%, 10/01/19 (Call 12/01/17)[c]	50	51,145
6.75%, 03/15/21 (Call 03/15/18)[c,f]	75	78,492
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	150	162,373
Group 1 Automotive Inc.
5.00%, 06/01/22 (Call 12/01/17)	75	77,324
Guitar Center Inc.
6.50%, 04/15/19 (Call 12/01/17)[c,f]	125	116,755
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	100	100,450
2.00%, 04/01/21 (Call 03/01/21)	525	523,976
2.63%, 06/01/22 (Call 05/01/22)	195	198,258
4.40%, 04/01/21 (Call 01/01/21)	60	64,346
Hot Topic Inc.
9.25%, 06/15/21 (Call 12/01/17)[c]	50	42,298
JC Penney Corp. Inc.
5.65%, 06/01/20[f]	50	43,907
8.13%, 10/01/19	34	33,896
Jo-Ann Stores Holdings Inc.
9.75% (10.50% PIK), 10/15/19 (Call 12/01/17)[c,d]	50	48,902
Kohl’s Corp.
4.00%, 11/01/21 (Call 08/01/21)	95	98,467
L Brands Inc.
5.63%, 02/15/22	150	160,606
6.63%, 04/01/21	125	137,552
7.00%, 05/01/20	50	55,070
8.50%, 06/15/19	50	54,749

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Lowe’s Companies Inc.
1.15%, 04/15/19	$100	$99,156
3.12%, 04/15/22 (Call 01/15/22)	125	128,837
4.63%, 04/15/20 (Call 10/15/19)	100	105,112
Macy’s Retail Holdings Inc.
3.45%, 01/15/21 (Call 12/15/20)	50	50,076
3.88%, 01/15/22 (Call 10/15/21)	350	348,036
McDonald’s Corp.
2.10%, 12/07/18	250	250,960
2.20%, 05/26/20 (Call 04/26/20)	50	50,219
2.63%, 01/15/22	85	85,858
2.75%, 12/09/20 (Call 11/09/20)	275	280,338
3.50%, 07/15/20	10	10,383
3.63%, 05/20/21	100	104,658
5.00%, 02/01/19	25	25,968
Men’s Wearhouse Inc. (The)
7.00%, 07/01/22 (Call 12/01/17)	75	71,485
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[c,f]	125	73,750
Nordstrom Inc.
4.75%, 05/01/20	100	104,553
Penske Automotive Group Inc.
3.75%, 08/15/20	50	51,005
PF Chang’s China Bistro Inc.
10.25%, 06/30/20 (Call 12/01/17)[c]	15	14,150
QVC Inc.
3.13%, 04/01/19	100	101,184
5.13%, 07/02/22	50	53,676
Rite Aid Corp.
6.75%, 06/15/21 (Call 12/01/17)	100	99,327
9.25%, 03/15/20 (Call 12/01/17)	50	50,963
Ruby Tuesday Inc.
7.63%, 05/15/20 (Call 12/01/17)	25	25,612
Sears Holdings Corp.
6.63%, 10/15/18	25	21,405
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	85	85,267
2.10%, 02/04/21 (Call 01/04/21)	425	425,965
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)	120	120,682
Target Corp.
2.30%, 06/26/19	325	328,110
2.90%, 01/15/22	210	214,916
3.88%, 07/15/20	156	163,864

Security	Principal (000s)	Value
TJX Companies Inc. (The)
2.75%, 06/15/21 (Call 04/15/21)	$100	$101,830
Tops Holding LLC/Tops Markets II Corp.
8.00%, 06/15/22 (Call 06/15/18)[c]	50	30,029
Wal-Mart Stores Inc.
1.75%, 10/09/19	400	399,912
1.95%, 12/15/18	125	125,420
3.63%, 07/08/20	200	209,218
4.13%, 02/01/19	10	10,302
4.25%, 04/15/21	25	26,794
Walgreen Co.
5.25%, 01/15/19	62	64,336
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	75	75,793
3.30%, 11/18/21 (Call 09/18/21)	75	77,042
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	50	51,465
3.88%, 11/01/20 (Call 08/01/20)	50	51,441
6.25%, 03/15/18	100	101,636

		9,695,497
SEMICONDUCTORS — 0.33%
Advanced Micro Devices Inc.
7.50%, 08/15/22	125	140,961
Altera Corp.
2.50%, 11/15/18	200	201,710
Amkor Technology Inc.
6.63%, 06/01/21 (Call 12/01/17)	25	25,404
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	75	76,221
4.30%, 06/15/21	110	118,083
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20[c]	100	100,589
3.00%, 01/15/22 (Call 12/15/21)[c]	785	795,291
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	120	118,522
2.35%, 05/11/22 (Call 04/11/22)	100	100,486
2.45%, 07/29/20	225	228,213
3.30%, 10/01/21	235	245,307
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	50	50,685
2.80%, 06/15/21 (Call 05/15/21)	75	76,007

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	$130	$129,510
NXP BV/NXP Funding LLC
3.88%, 09/01/22[c]	200	208,100
4.13%, 06/01/21[c]	200	209,000
4.63%, 06/15/22[c]	200	214,218
QUALCOMM Inc.
1.85%, 05/20/19	50	50,036
2.10%, 05/20/20	70	70,151
2.25%, 05/20/20	300	301,785
3.00%, 05/20/22	50	50,987
Texas Instruments Inc.
1.65%, 08/03/19	200	199,538
Xilinx Inc.
2.13%, 03/15/19	75	75,137

		3,785,941
SHIPBUILDING — 0.01%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[c]	110	113,126

		113,126
SOFTWARE — 0.49%
ACI Worldwide Inc.
6.38%, 08/15/20 (Call 12/01/17)[c]	25	25,450
Blackboard Inc.
9.75%, 10/15/21 (Call 04/15/18)[c,f]	25	22,300
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[c]	170	174,440
Boxer Parent Co. Inc.
9.00% (9.75% PIK), 10/15/19 (Call 12/01/17)[c,d]	100	100,049
CA Inc.
3.60%, 08/15/22 (Call 07/15/22)	70	71,711
CURO Financial Technologies Corp.
12.00%, 03/01/22 (Call 03/01/19)[c]	75	82,495
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	50	49,613
3.63%, 10/15/20 (Call 09/15/20)	400	414,664
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	150	151,605
Infor Software Parent LLC/Infor Software Parent Inc. 7.13% (7.88% PIK),
05/01/21 (Call 12/01/17)[c,d]	125	128,376

Security	Principal (000s)	Value
Infor U.S. Inc.
5.75%, 08/15/20 (Call 11/16/17)[c]	$50	$51,483
6.50%, 05/15/22 (Call 05/15/18)	225	234,558
Microsoft Corp.
1.10%, 08/08/19	375	371,017
1.30%, 11/03/18	233	232,406
1.55%, 08/08/21 (Call 07/08/21)	425	416,479
1.63%, 12/06/18	160	160,018
1.85%, 02/12/20 (Call 01/12/20)	205	204,963
2.00%, 11/03/20 (Call 10/03/20)	250	250,540
2.38%, 02/12/22 (Call 01/12/22)	50	50,362
2.40%, 02/06/22 (Call 01/06/22)	305	307,440
3.00%, 10/01/20	25	25,793
4.20%, 06/01/19	175	181,664
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/17)[c]	46	46,750
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	550	544,368
2.25%, 10/08/19	500	504,905
2.38%, 01/15/19	100	100,840
2.50%, 05/15/22 (Call 03/15/22)	75	75,638
2.80%, 07/08/21	150	153,441
3.88%, 07/15/20	50	52,615
5.00%, 07/08/19	175	184,429
VMware Inc.
2.30%, 08/21/20	50	49,885
2.95%, 08/21/22 (Call 07/21/22)	205	205,662

		5,625,959
STORAGE & WAREHOUSING — 0.02%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/17)[c]	200	195,988

		195,988
TELECOMMUNICATIONS — 1.55%
America Movil SAB de CV
5.00%, 03/30/20	200	212,892
Anixter Inc.
5.13%, 10/01/21	100	106,782
AT&T Inc.
2.30%, 03/11/19	200	200,822
2.38%, 11/27/18	125	125,789
2.45%, 06/30/20 (Call 05/30/20)	400	404,048
3.00%, 02/15/22	385	388,365
3.00%, 06/30/22 (Call 04/30/22)	50	50,706

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.80%, 03/15/22	$705	$743,169
3.88%, 08/15/21	547	575,767
4.45%, 05/15/21	55	58,885
4.60%, 02/15/21 (Call 11/15/20)	50	53,092
5.00%, 03/01/21	200	216,858
5.20%, 03/15/20	300	322,032
5.80%, 02/15/19	135	141,496
5.88%, 10/01/19	350	374,671
British Telecommunications PLC
2.35%, 02/14/19	200	201,222
CenturyLink Inc.
5.80%, 03/15/22	175	177,585
6.15%, 09/15/19	50	52,504
6.45%, 06/15/21	125	131,996
Series V
5.63%, 04/01/20	150	156,307
Cisco Systems Inc.
1.40%, 09/20/19	250	248,402
1.60%, 02/28/19	75	74,908
1.85%, 09/20/21 (Call 08/20/21)	200	197,460
2.20%, 02/28/21	325	325,812
2.45%, 06/15/20	250	253,382
2.90%, 03/04/21	60	61,531
3.00%, 06/15/22	75	77,276
4.45%, 01/15/20	300	316,497
4.95%, 02/15/19	325	338,299
Colombia Telecomunicaciones SA ESP
VRN, (5 year USD Swap + 6.958%)
8.50%[e,g,h]	100	106,475
CommScope Inc.
5.00%, 06/15/21 (Call 12/01/17)[c]	100	102,468
Deutsche Telekom International Finance BV
1.95%, 09/19/21 (Call 08/19/21)[c]	250	244,457
2.82%, 01/19/22 (Call 12/19/21)[c]	150	150,909
6.00%, 07/08/19	100	106,388
Digicel Group Ltd.
8.25%, 09/30/20 (Call 11/30/17)[e]	400	396,216
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[f]	100	82,074
7.13%, 03/15/19	75	75,381
8.13%, 10/01/18	50	51,039
8.50%, 04/15/20	100	98,946

Security	Principal (000s)	Value
8.75%, 04/15/22	$50	$41,198
8.88%, 09/15/20 (Call 06/15/20)[f]	25	24,317
9.25%, 07/01/21	75	66,794
10.50%, 09/15/22 (Call 06/15/22)	250	218,500
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc.
12.50%, 07/01/22 (Call 07/01/19)[c]	91	103,078
GTH Finance BV
6.25%, 04/26/20 (Call 01/26/20)[e]	200	211,792
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/17)[c]	25	25,928
Hughes Satellite Systems Corp.
6.50%, 06/15/19	140	148,184
7.63%, 06/15/21	100	112,003
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/01/17)[c]	100	101,898
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (Call 12/01/17)	250	240,155
7.50%, 04/01/21 (Call 12/01/17)	125	118,735
9.50%, 09/30/22[c]	100	117,536
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/01/17)	200	126,250
Juniper Networks Inc.
3.13%, 02/26/19	105	106,378
Level 3 Financing Inc.
6.13%, 01/15/21 (Call 12/01/17)	50	50,983
Motorola Solutions Inc.
3.50%, 09/01/21	50	51,256
Nokia OYJ
3.38%, 06/12/22	100	99,672
5.38%, 05/15/19	35	36,562
Ooredoo Tamweel Ltd.
3.04%, 12/03/18[e]	200	201,482
Orange SA
1.63%, 11/03/19	215	213,461
2.75%, 02/06/19	175	176,925
4.13%, 09/14/21	75	80,094
5.38%, 07/08/19	100	105,634
Qualitytech LP/QTS Finance Corp.
5.88%, 08/01/22 (Call 11/24/17)	50	52,294
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[c]	200	214,834
SoftBank Group Corp.
4.50%, 04/15/20[c]	200	206,634

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sprint Capital Corp.
6.90%, 05/01/19	$234	$246,421
Sprint Communications Inc.
7.00%, 03/01/20[c]	125	135,472
7.00%, 08/15/20	225	242,102
9.00%, 11/15/18[c]	375	397,414
11.50%, 11/15/21	100	124,000
Sprint Corp.
7.25%, 09/15/21	360	392,353
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%, 03/20/23[c]	250	253,560
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	100	103,480
6.13%, 01/15/22 (Call 01/15/18)	175	182,068
Telecom Italia Capital SA
7.18%, 06/18/19	125	134,879
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	50	50,300
Telefonica Emisiones SAU
5.46%, 02/16/21	300	327,726
5.88%, 07/15/19	250	265,530
VEON Holdings BV
3.95%, 06/16/21 (Call 03/16/21)[e]	250	251,452
Verizon Communications Inc.
1.75%, 08/15/21	200	195,580
2.95%, 03/15/22	1,268	1,286,627
3.00%, 11/01/21 (Call 09/01/21)	350	356,961
3.13%, 03/16/22	100	102,236
3.45%, 03/15/21	75	77,814
3.50%, 11/01/21	125	129,912
4.50%, 09/15/20	250	266,652
Vodafone Group PLC
5.45%, 06/10/19	175	184,541
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[c]	50	50,878
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 11/03/17)[c]	315	318,865
7.38%, 04/23/21 (Call 12/01/17)[c]	400	415,348
Windstream Services LLC
7.50%, 06/01/22 (Call 12/01/17)[f]	75	55,060
7.75%, 10/15/20 (Call 12/01/17)[f]	75	67,075
7.75%, 10/01/21 (Call 12/01/17)[f]	100	75,938

Security	Principal (000s)	Value
Xplornet Communications Inc.
9.63% (10.63% PIK), 06/01/22 (Call 06/01/19)[c,d]	$30	$32,374

		17,978,103
TEXTILES — 0.02%
Cintas Corp. No. 2
2.90%, 04/01/22 (Call 03/01/22)	175	178,278
Springs Industries Inc.
6.25%, 06/01/21 (Call 12/01/17)	50	51,590

		229,868
TOYS, GAMES & HOBBIES — 0.02%
Mattel Inc.
2.35%, 05/06/19	200	196,612

		196,612
TRANSPORTATION — 0.42%
AP Moller – Maersk A/S
2.88%, 09/28/20[c]	100	101,393
Burlington Northern Santa Fe LLC
3.05%, 03/15/22 (Call 12/15/21)	50	51,486
4.10%, 06/01/21 (Call 03/01/21)	25	26,471
Canadian National Railway Co.
5.55%, 03/01/19	100	104,817
Canadian Pacific Railway Co.
7.25%, 05/15/19	150	161,895
CEVA Group PLC
7.00%, 03/01/21 (Call 11/13/17)[c]	100	96,031
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	150	155,853
4.25%, 06/01/21 (Call 03/01/21)	50	52,927
Eastern Creation Investment Holdings Ltd.
3.63%, 03/20/19[e]	200	202,834
FedEx Corp.
2.30%, 02/01/20	300	301,326
8.00%, 01/15/19	425	455,124
Hornbeck Offshore Services Inc.
5.00%, 03/01/21 (Call 12/01/17)	50	26,438
Kazakhstan Temir Zholy National Co. JSC
6.38%, 10/06/20[c]	250	276,887
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc.
8.13%, 11/15/21 (Call 12/01/17)[c]	75	66,000

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/04/17)[c]	$85	$69,829
8.13%, 02/15/19 (Call 12/04/17)	25	24,650
Neovia Logistics Services LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/17)[c]	75	63,000
Network Rail Infrastructure Finance PLC
1.75%, 01/24/19[c]	200	200,048
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	37	37,817
3.25%, 12/01/21 (Call 09/01/21)	154	158,665
5.90%, 06/15/19	100	106,154
Norfolk Southern Railway Co.
9.75%, 06/15/20	100	118,664
Russian Railways via RZD Capital PLC
3.45%, 10/06/20[e]	200	201,122
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	175	173,481
2.45%, 11/15/18 (Call 10/15/18)	100	100,414
2.45%, 09/03/19 (Call 08/03/19)	165	166,216
2.50%, 09/01/22 (Call 08/01/22)	25	24,775
2.55%, 06/01/19 (Call 05/01/19)	75	75,561
Teekay Corp.
8.50%, 01/15/20	100	101,416
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	100	100,683
4.16%, 07/15/22 (Call 04/15/22)	50	53,931
United Parcel Service Inc.
2.35%, 05/16/22 (Call 04/16/22)	275	276,116
3.13%, 01/15/21	150	155,121
5.13%, 04/01/19	275	287,719
United Parcel Service of America Inc.
8.38%, 04/01/20	50	57,413
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[c]	250	262,015

		4,894,292
TRUCKING & LEASING — 0.13%
Aviation Capital Group LLC
6.75%, 04/06/21[c]	250	282,377
Aviation Capital Group LLC
2.88%, 01/20/22 (Call 12/20/21)[c]	45	45,155
CMBLEMTN 1 Ltd.
2.63%, 11/29/19[e]	200	198,414

Security	Principal (000s)	Value
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (Call 03/15/20)[c]	$25	$26,093
GATX Corp.
2.50%, 03/15/19	80	80,358
2.60%, 03/30/20 (Call 02/28/20)	50	50,367
Park Aerospace Holdings Ltd.
5.25%, 08/15/22[c]	200	208,306
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.50%, 06/15/19 (Call 05/15/19)[c]	100	100,631
3.38%, 02/01/22 (Call 12/01/21)[c]	300	307,608
SMBC Aviation Capital Finance DAC
3.00%, 07/15/22 (Call 06/15/22)[c]	250	249,485

		1,548,794

TOTAL CORPORATE BONDS & NOTES
(Cost: $420,109,516)		421,828,749

FOREIGN GOVERNMENT OBLIGATIONS[m] — 7.47%

ARGENTINA — 0.18%
Argentine Republic Government International Bond
5.63%, 01/26/22	458	481,724
6.25%, 04/22/19	300	314,538
6.88%, 04/22/21	600	654,948
City of Buenos Aires Argentina
8.95%, 02/19/21[e]	200	222,780
Provincia de Buenos Aires/Argentina
9.95%, 06/09/21[e]	150	174,432
10.88%, 01/26/21[e]	200	229,484

		2,077,906
BAHRAIN — 0.04%
Bahrain Government International Bond
5.50%, 03/31/20[c]	200	207,304
5.88%, 01/26/21[e]	200	209,460

		416,764
BELGIUM — 0.06%
Kingdom of Belgium Government International Bond
1.13%, 08/03/19[c]	750	741,375

		741,375

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BRAZIL — 0.08%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[e]	$200	$202,832
5.50%, 07/12/20[e]	200	210,954
Brazilian Government International Bond
4.88%, 01/22/21	300	320,550
5.88%, 01/15/19	200	208,958

		943,294
CANADA — 0.77%
Canada Government International Bond
1.63%, 02/27/19	1,010	1,010,535
Export Development Canada
1.00%, 11/01/18	325	323,034
1.00%, 09/13/19	85	83,882
1.25%, 12/10/18	150	149,336
1.25%, 02/04/19	75	74,633
1.50%, 05/26/21	250	245,893
1.63%, 01/17/20	725	722,897
1.75%, 07/21/20	425	424,107
2.00%, 05/17/22	100	99,480
Province of Alberta Canada
1.90%, 12/06/19	250	249,625
2.20%, 07/26/22	150	148,950
Province of Manitoba Canada
1.75%, 05/30/19	920	918,997
2.05%, 11/30/20	250	249,725
2.10%, 09/06/22	125	123,364
2.13%, 05/04/22	75	74,353
Province of Ontario Canada
1.63%, 01/18/19	325	324,470
1.65%, 09/27/19	350	348,400
1.88%, 05/21/20	150	149,535
2.00%, 01/30/19	920	922,512
2.25%, 05/18/22	675	673,704
2.40%, 02/08/22	250	251,247
2.45%, 06/29/22	50	50,291
2.50%, 09/10/21	125	126,344
4.00%, 10/07/19	300	311,910
Province of Quebec Canada
2.38%, 01/31/22	225	226,024
3.50%, 07/29/20	625	649,812

		8,933,060

Security	Principal (000s)	Value
CHILE — 0.04%
Chile Government International Bond
3.25%, 09/14/21	$400	$415,512

		415,512
CHINA — 0.03%
Export-Import Bank of China (The)
2.00%, 04/26/21[e]	200	196,174
2.50%, 07/31/19[e]	200	200,990

		397,164
COLOMBIA — 0.10%
Colombia Government International Bond
4.38%, 07/12/21	250	265,328
7.38%, 03/18/19	300	321,297
11.75%, 02/25/20	460	558,771

		1,145,396
CROATIA — 0.06%
Croatia Government International Bond
6.38%, 03/24/21[e]	200	220,756
6.63%, 07/14/20[e]	200	218,988
6.75%, 11/05/19[e]	200	215,596

		655,340
DOMINICAN REPUBLIC — 0.02%
Dominican Republic International Bond
7.50%, 05/06/21[e]	200	221,138

		221,138
ECUADOR — 0.06%
Ecuador Government International Bond
10.50%, 03/24/20[e]	200	217,026
10.75%, 03/28/22[e]	450	509,513

		726,539
EGYPT — 0.04%
Egypt Government International Bond
5.75%, 04/29/20[e]	200	207,752
6.13%, 01/31/22[e]	200	208,808

		416,560
FINLAND — 0.02%
Finland Government International Bond
1.75%, 09/10/19[c]	200	200,130

		200,130

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRANCE — 0.13%
Agence Francaise de Developpement
1.63%, 01/21/20[e]	$500	$495,600
Caisse d’Amortissement de la Dette Sociale
2.00%, 03/22/21[c]	1,000	996,740

		1,492,340
GERMANY — 0.23%
FMS Wertmanagement AoeR
1.00%, 08/16/19	200	197,360
1.38%, 06/08/21	500	489,195
1.63%, 11/20/18	200	200,012
1.75%, 01/24/20	750	749,070
1.75%, 03/17/20	200	199,638
State of North Rhine- Westphalia Germany
1.25%, 09/16/19[e]	300	296,559
1.88%, 06/17/19[e]	500	500,290

		2,632,124
HUNGARY — 0.07%
Hungary Government International Bond
6.25%, 01/29/20	400	433,752
6.38%, 03/29/21	300	335,937

		769,689
INDIA — 0.03%
Export-Import Bank of India
2.75%, 04/01/20[e]	400	402,212

		402,212
INDONESIA — 0.17%
Indonesia Government International Bond
4.88%, 05/05/21[e]	200	215,152
5.88%, 03/13/20[e]	350	379,246
11.63%, 03/04/19[e]	470	529,901
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/22[e]	600	611,754
6.13%, 03/15/19[e]	200	211,238

		1,947,291
ISRAEL — 0.01%
Israel Government International Bond
5.13%, 03/26/19	100	104,513

		104,513

Security	Principal (000s)	Value
JAPAN — 0.20%
Japan Bank for International Cooperation/Japan
1.50%, 07/21/21	$500	$485,920
1.75%, 11/13/18	200	199,786
1.88%, 04/20/21	300	296,007
2.13%, 07/21/20	500	500,100
2.38%, 07/21/22	500	499,960
Japan Finance Organization for Municipalities
2.13%, 03/06/19[c]	200	199,876
4.00%, 01/13/21	100	104,671

		2,286,320
JERSEY — 0.08%
IDB Trust Services Ltd.
1.78%, 03/10/21[e]	500	491,295
Series 019
2.11%, 09/25/19[e]	450	450,374

		941,669
KUWAIT — 0.03%
Kuwait International Government Bond
2.75%, 03/20/22[e]	400	403,572

		403,572
LEBANON — 0.09%
Lebanon Government International Bond
5.45%, 11/28/19[e]	89	89,200
5.50%, 04/23/19	100	100,515
5.80%, 04/14/20[e]	300	300,345
6.25%, 05/27/22	200	198,964
6.38%, 03/09/20	200	203,234
8.25%, 04/12/21[e]	100	106,232

		998,490
LITHUANIA — 0.08%
Lithuania Government International Bond
6.13%, 03/09/21[e]	500	559,985
7.38%, 02/11/20[e]	350	391,195

		951,180
MEXICO — 0.15%
Mexico Government International Bond
3.50%, 01/21/21[f]	350	365,102
3.63%, 03/15/22	900	938,115
5.13%, 01/15/20	400	428,252

		1,731,469

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
NIGERIA — 0.02%
Nigeria Government International Bond
6.75%, 01/28/21[e]	$200	$212,988

		212,988
NORWAY — 0.08%
Kommunalbanken AS
1.63%, 01/15/20[c]	250	248,822
1.63%, 02/10/21[c]	500	493,905
2.13%, 03/15/19[c]	200	201,046

		943,773
OMAN — 0.02%
Oman Government International Bond
3.88%, 03/08/22[e]	200	201,748

		201,748
PAKISTAN — 0.04%
Second Pakistan International Sukuk Co.Ltd./The
6.75%, 12/03/19[e]	490	511,011

		511,011
PANAMA — 0.03%
Panama Government International Bond
5.20%, 01/30/20	300	321,372

		321,372
PERU — 0.04%
Peruvian Government International Bond
7.13%, 03/30/19	475	512,383

		512,383
PHILIPPINES — 0.07%
Philippine Government International Bond
4.00%, 01/15/21	450	475,294
8.38%, 06/17/19	325	359,109

		834,403
POLAND — 0.11%
Republic of Poland Government International Bond
5.00%, 03/23/22	300	330,342
5.13%, 04/21/21	200	218,496
6.38%, 07/15/19	635	683,311

		1,232,149

Security	Principal (000s)	Value
QATAR — 0.10%
Qatar Government International Bond
2.38%, 06/02/21[e]	$600	$587,310
4.50%, 01/20/22[c]	200	211,008
5.25%, 01/20/20[c]	200	211,488
SoQ Sukuk A QSC
2.10%, 01/18/18[e]	200	199,898

		1,209,704
ROMANIA — 0.07%
Romanian Government International Bond
6.75%, 02/07/22[e]	700	808,458

		808,458
RUSSIA — 0.12%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[e]	200	202,694
4.50%, 04/04/22[e]	200	213,488
5.00%, 04/29/20[e]	300	317,337
11.00%, 07/24/18[e]	600	638,334

		1,371,853
SAUDI ARABIA — 0.10%
KSA Sukuk Ltd.
2.89%, 04/20/22[e]	400	400,576
Saudi Government International Bond
2.38%, 10/26/21[e]	800	786,848

		1,187,424
SERBIA — 0.04%
Serbia International Bond
4.88%, 02/25/20[e]	200	208,484
5.88%, 12/03/18[e]	200	206,916

		415,400
SLOVENIA — 0.02%
Slovenia Government International Bond
4.13%, 02/18/19[c]	200	205,018

		205,018
SOUTH AFRICA — 0.07%
Republic of South Africa Government International Bond
5.50%, 03/09/20	200	211,538
5.88%, 05/30/22	400	436,496
6.88%, 05/27/19	100	106,497

		754,531

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
SOUTH KOREA — 0.17%
Export-Import Bank of Korea
1.88%, 10/21/21	$200	$192,884
2.25%, 01/21/20	200	199,026
2.38%, 08/12/19	200	199,992
2.75%, 01/25/22	800	796,936
2.88%, 09/17/18	200	201,134
5.00%, 04/11/22	300	326,391
Korea International Bond
7.13%, 04/16/19	100	107,010

		2,023,373
SRI LANKA — 0.05%
Sri Lanka Government International Bond
5.13%, 04/11/19[e]	200	204,998
5.75%, 01/18/22[e]	200	212,212
6.25%, 10/04/20[e]	100	106,861

		524,071
SUPRANATIONAL — 2.99%
African Development Bank
1.00%, 05/15/19	425	420,554
1.13%, 03/04/19	585	580,870
1.13%, 09/20/19	300	296,592
1.88%, 03/16/20	150	150,239
African Export-Import Bank (The)
4.00%, 05/24/21[e]	250	256,360
Asian Development Bank
1.00%, 08/16/19	350	345,569
1.38%, 01/15/19	350	348,904
1.38%, 03/23/20[f]	250	247,663
1.50%, 01/22/20	210	208,790
1.63%, 05/05/20	700	696,738
1.63%, 08/26/20[f]	400	397,440
1.63%, 03/16/21	100	98,946
1.75%, 01/10/20	900	899,667
1.75%, 06/08/21[f]	500	496,125
1.75%, 09/13/22	100	98,176
1.88%, 04/12/19	485	486,348
1.88%, 02/18/22	250	247,865
2.00%, 02/16/22	175	174,374
Corp. Andina de Fomento
2.13%, 09/27/21	310	305,505
4.38%, 06/15/22	750	807,000

Security	Principal (000s)	Value
Council of Europe Development Bank
1.00%, 02/04/19	$100	$99,131
1.63%, 03/10/20	50	49,743
1.75%, 11/14/19	375	374,801
1.88%, 01/27/20	350	350,266
European Bank for Reconstruction & Development
1.13%, 08/24/20	100	97,945
1.63%, 11/15/18	870	869,948
1.63%, 05/05/20	200	199,034
1.75%, 06/14/19	675	675,277
1.75%, 11/26/19	350	349,685
European Investment Bank
1.13%, 08/15/19	350	346,420
1.25%, 05/15/19	660	655,664
1.25%, 12/16/19	500	494,650
1.38%, 06/15/20	755	746,008
1.38%, 09/15/21[f]	300	292,500
1.63%, 03/16/20	850	846,455
1.63%, 08/14/20	25	24,840
1.63%, 12/15/20	1,600	1,586,320
1.75%, 06/17/19	375	375,386
1.75%, 05/15/20	575	573,787
1.88%, 03/15/19	875	877,511
2.00%, 03/15/21	800	800,992
2.13%, 10/15/21	500	501,290
2.25%, 03/15/22[f]	750	754,590
2.25%, 08/15/22	125	125,676
2.38%, 06/15/22[f]	150	151,665
2.50%, 04/15/21	200	203,484
2.88%, 09/15/20	50	51,386
Inter-American Development Bank
1.00%, 05/13/19	275	272,231
1.25%, 09/14/21	250	242,910
1.63%, 05/12/20	685	682,048
1.75%, 10/15/19[f]	175	175,068
1.75%, 04/14/22	650	640,269
1.75%, 09/14/22	100	98,190
1.88%, 06/16/20	500	500,690
1.88%, 03/15/21	750	748,312
2.13%, 11/09/20	250	251,713
2.13%, 01/18/22	500	501,065
3.88%, 02/14/20	500	523,355

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
International Bank for Reconstruction & Development
0.88%, 08/15/19	$50	$49,274
1.13%, 11/27/19	725	715,843
1.25%, 07/26/19	850	843,625
1.38%, 04/22/19	500	498,255
1.38%, 03/30/20	1,250	1,238,325
1.38%, 05/24/21[f]	500	490,050
1.38%, 09/20/21	600	585,870
1.88%, 03/15/19	1,125	1,128,499
1.88%, 10/07/19	450	451,269
1.88%, 04/21/20[f]	450	450,931
2.00%, 01/26/22	350	348,883
2.13%, 11/01/20	250	251,800
2.25%, 06/24/21	450	454,414
International Finance Corp.
1.13%, 07/20/21	250	242,140
1.25%, 11/27/18	250	249,143
1.63%, 07/16/20	250	248,678
1.75%, 09/16/19	650	650,325
1.75%, 03/30/20	175	174,823
Nordic Investment Bank
1.13%, 02/25/19	203	201,638
1.50%, 09/29/20	200	197,920
1.88%, 06/14/19	500	501,365

		34,647,100
SWEDEN — 0.13%
Svensk Exportkredit AB
1.75%, 05/18/20	200	199,262
1.75%, 08/28/20	600	596,418
1.88%, 06/17/19	250	250,350
Sweden Government International Bond
1.13%, 03/15/19[c]	500	496,305

		1,542,335
TURKEY — 0.22%
Export Credit Bank of Turkey
5.38%, 02/08/21[e]	200	205,442
Hazine Mustesarligi Varlik Kiralama AS
2.80%, 03/26/18[e]	400	400,028
Turkey Government International Bond
5.63%, 03/30/21	200	210,920
6.25%, 09/26/22	280	304,097

Security	Principal (000s)	Value
7.00%, 03/11/19	$300	$316,182
7.00%, 06/05/20	500	541,675
7.50%, 11/07/19	500	541,345

		2,519,689
UKRAINE — 0.07%
Ukraine Government International Bond
7.75%, 09/01/19[e]	250	262,903
7.75%, 09/01/20[e]	350	373,257
7.75%, 09/01/21[e]	200	213,566

		849,726
UNITED ARAB EMIRATES — 0.09%
Abu Dhabi Government International Bond
2.13%, 05/03/21[e]	600	595,446
6.75%, 04/08/19[c]	200	213,852
Dubai DOF Sukuk Ltd.
6.45%, 05/02/22[e]	200	228,268

		1,037,566
VENEZUELA — 0.03%
Venezuela Government International Bond
6.00%, 12/09/20[e]	200	78,250
7.00%, 12/01/18[e]	100	62,500
7.75%, 10/13/19[e]	325	151,938
13.63%, 08/15/18	50	35,500

		328,188
VIETNAM — 0.02%
Vietnam Government International Bond
6.75%, 01/29/20[e]	200	217,982

		217,982

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $86,412,729)		86,363,292

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 54.18%

MORTGAGE-BACKED SECURITIES — 7.44%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	1,237	1,246,096
2.50%, 12/01/31	1,048	1,053,887
2.50%, 02/01/32	1,145	1,150,718
2.50%, 11/01/32[n]	12,649	12,708,292
3.00%, 05/01/29	520	533,908

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.00%, 05/01/30	$1,121	$1,149,774
3.00%, 06/01/30	92	94,924
3.00%, 07/01/30	657	674,114
3.00%, 12/01/30	1,134	1,162,627
3.00%, 05/01/31	465	477,162
3.00%, 06/01/31	306	313,232
3.00%, 11/01/32[n]	6,987	7,160,583
3.50%, 09/01/32	203	212,136
3.50%, 11/01/32[n]	3,190	3,320,092
4.00%, 11/01/32[n]	775	800,066
4.50%, 11/01/32[n]	355	361,434
FRN, (12 mo. LIBOR US + 1.621%)
2.51%, 02/01/45[i]	116	119,089
Federal National Mortgage Association
2.50%, 07/01/28	1,564	1,579,849
2.50%, 03/01/30	207	208,021
2.50%, 07/01/30	252	253,275
2.50%, 08/01/30	718	722,521
2.50%, 12/01/30	117	117,775
2.50%, 01/01/31	101	101,958
2.50%, 10/01/31	615	618,399
2.50%, 02/01/32	2,056	2,066,831
2.50%, 11/01/32[n]	16,308	16,381,896
3.00%, 10/01/27	127	130,217
3.00%, 10/01/28	597	612,923
3.00%, 11/01/28	570	584,642
3.00%, 04/01/30	247	252,827
3.00%, 07/01/30	159	162,708
3.00%, 08/01/30	555	568,895
3.00%, 09/01/30	1,133	1,160,843
3.00%, 10/01/30	551	565,031
3.00%, 11/01/30	140	143,786
3.00%, 12/01/30	460	471,880
3.00%, 02/01/31	568	583,175
3.00%, 10/01/31	158	162,021
3.00%, 01/01/32	698	716,004
3.00%, 02/01/32	314	322,457
3.00%, 03/01/32	465	476,909
3.00%, 11/01/32	1,053	1,080,369
3.00%, 11/01/32[n]	9,420	9,652,556
3.50%, 01/01/27	34	35,393
3.50%, 12/01/29	50	52,390
3.50%, 07/01/30	579	604,170

Security	Principal (000s)	Value
3.50%, 10/01/30	$344	$358,037
3.50%, 11/01/30	41	42,391
3.50%, 03/01/31	401	417,621
3.50%, 06/01/31	488	510,694
3.50%, 01/01/32	223	233,334
3.50%, 05/01/32	420	438,938
3.50%, 06/01/32	368	385,673
3.50%, 07/01/32	81	84,753
3.50%, 08/01/32	167	174,860
3.50%, 11/01/32[n]	1,460	1,516,575
4.00%, 11/01/32[n]	1,570	1,621,516
4.50%, 11/01/32[n]	507	512,070
5.00%, 11/01/32[n]	178	180,642
FRN, (12 mo. LIBOR US + 1.576%)
2.53%, 12/01/44[i]	113	116,135
FRN, (12 mo. LIBOR US + 1.590%)
2.53%, 04/01/44[i]	294	303,305
Series 2012-M13, Class A2
2.38%, 05/25/22[b]	1,000	1,003,862
Series 2014-M13, Class A2
3.02%, 08/25/24[b]	100	102,678
FHLMC Multifamily Structured Pass Through Certificates
Series K010, Class A2
4.33%, 10/25/20[b]	1,000	1,058,242
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)[b]	50	52,661
Series K017, Class A2
2.87%, 12/25/21	750	767,337
Series K020, Class A2
2.37%, 05/25/22	100	100,339
Series K034, Class A2
3.53%, 07/25/23[b]	1,250	1,320,505
Series K036, Class A2
3.53%, 10/25/23[b]	500	528,379
Series K038, Class A1
2.60%, 10/25/23	77	77,589
Series K703, Class A2
2.70%, 05/25/18	486	487,603
Series K725, Class A1
2.67%, 05/25/23	692	702,447

		86,026,041

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.81%
Federal Home Loan Banks
0.88%, 10/01/18	$1,700	$1,690,531
0.88%, 08/05/19	800	789,448
1.13%, 06/21/19	225	223,261
1.13%, 07/14/21	180	175,199
1.25%, 01/16/19	2,400	2,391,912
1.38%, 03/18/19	1,000	997,210
1.38%, 05/28/19	1,100	1,096,524
1.38%, 09/28/20	250	247,095
1.38%, 02/18/21	900	887,598
1.63%, 06/14/19	975	975,146
1.88%, 03/08/19	300	301,221
1.88%, 12/11/20	180	180,023
1.88%, 11/29/21	1,565	1,560,915
2.38%, 12/13/19	375	380,400
2.38%, 09/10/21	600	609,864
4.13%, 03/13/20	1,250	1,318,387
Federal Home Loan Mortgage Corp.
0.88%, 10/12/18	1,450	1,441,735
1.13%, 08/12/21	1,150	1,117,570
1.25%, 10/02/19	675	669,958
1.38%, 08/15/19	300	298,668
1.38%, 05/01/20	3,000	2,976,360
1.50%, 01/17/20	1,650	1,643,004
1.75%, 05/30/19	150	150,378
2.38%, 01/13/22	300	304,320
Federal National Mortgage Association
0.88%, 05/21/18	370	369,068
1.25%, 08/17/21	530	517,328
1.38%, 02/26/21	150	147,572
1.38%, 10/07/21	175	171,420
1.50%, 06/22/20	950	944,709
1.63%, 01/21/20	1,125	1,123,830
1.75%, 06/20/19	1,000	1,002,370
1.75%, 09/12/19	4,750	4,759,927
1.88%, 09/18/18	300	301,038
1.88%, 02/19/19	350	351,414
1.88%, 04/05/22	350	347,991

		32,463,394

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 43.93%
U.S. Treasury Note/Bond
0.75%, 03/31/18	$225	$224,532
0.75%, 07/15/19	9,200	9,074,528
0.75%, 08/15/19	7,600	7,490,621
0.88%, 04/15/19	1,000	990,701
0.88%, 05/15/19	4,200	4,157,684
0.88%, 06/15/19	3,000	2,967,539
0.88%, 07/31/19	4,200	4,150,400
0.88%, 09/15/19	2,500	2,467,594
1.00%, 03/15/19	7,000	6,951,671
1.00%, 06/30/19	1,500	1,486,364
1.00%, 08/31/19	1,000	989,642
1.00%, 09/30/19	4,100	4,055,109
1.00%, 11/15/19	3,000	2,963,798
1.00%, 11/30/19	1,200	1,185,057
1.13%, 01/15/19	2,200	2,190,117
1.13%, 01/31/19	800	796,248
1.13%, 05/31/19	1,000	993,626
1.13%, 12/31/19	1,200	1,187,430
1.13%, 03/31/20	4,000	3,949,496
1.13%, 06/30/21	2,500	2,436,714
1.13%, 09/30/21	3,500	3,400,239
1.25%, 10/31/18	520	518,766
1.25%, 11/15/18	4,700	4,688,448
1.25%, 11/30/18	2,000	1,994,767
1.25%, 12/15/18	2,800	2,792,440
1.25%, 12/31/18	1,500	1,495,723
1.25%, 01/31/19	3,600	3,588,562
1.25%, 03/31/19	3,320	3,307,420
1.25%, 04/30/19	5,000	4,979,019
1.25%, 05/31/19	3,000	2,986,396
1.25%, 06/30/19	3,700	3,681,363
1.25%, 10/31/19	600	595,908
1.25%, 01/31/20	3,000	2,974,708
1.25%, 02/29/20	3,500	3,468,491
1.25%, 03/31/21	2,000	1,963,065
1.25%, 10/31/21	8,900	8,680,764
1.38%, 07/31/18	500	499,878
1.38%, 11/30/18	2,300	2,297,132
1.38%, 12/31/18	12,910	12,891,494
1.38%, 02/28/19	4,730	4,721,498
1.38%, 07/31/19	8,000	7,973,125
1.38%, 12/15/19	4,000	3,980,008

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
1.38%, 01/31/20	$2,300	$2,286,786
1.38%, 02/29/20	3,400	3,378,338
1.38%, 03/31/20	6,300	6,256,697
1.38%, 04/30/20	6,800	6,750,429
1.38%, 08/31/20	6,100	6,043,678
1.38%, 09/30/20	10,000	9,899,963
1.38%, 01/31/21	2,800	2,763,477
1.50%, 08/31/18	4,180	4,181,978
1.50%, 12/31/18	7,000	6,999,882
1.50%, 01/31/19	3,800	3,799,525
1.50%, 02/28/19	2,900	2,899,434
1.50%, 03/31/19	4,500	4,499,002
1.50%, 05/31/19	6,500	6,495,622
1.50%, 11/30/19	9,800	9,777,045
1.50%, 05/15/20	3,500	3,484,314
1.50%, 05/31/20	7,500	7,464,844
1.50%, 06/15/20	1,500	1,492,750
1.50%, 01/31/22	1,700	1,670,205
1.63%, 03/31/19	1,500	1,502,113
1.63%, 04/30/19	2,090	2,092,910
1.63%, 06/30/19	3,200	3,203,208
1.63%, 07/31/19	3,500	3,503,054
1.63%, 08/31/19	2,800	2,801,911
1.63%, 12/31/19	7,060	7,060,018
1.63%, 03/15/20	1,500	1,498,826
1.63%, 06/30/20	6,000	5,988,753
1.63%, 07/31/20	8,400	8,382,025
1.63%, 11/30/20	2,100	2,091,756
1.63%, 08/15/22	3,500	3,443,248
1.63%, 08/31/22	1,500	1,474,098
1.75%, 10/31/18	2,600	2,606,876
1.75%, 09/30/19	4,500	4,513,393
1.75%, 10/31/20	3,300	3,301,249
1.75%, 12/31/20	6,700	6,694,830
1.75%, 11/30/21	3,300	3,279,820
1.75%, 02/28/22	2,400	2,381,206
1.75%, 03/31/22	8,000	7,931,181
1.75%, 04/30/22	6,700	6,637,559
1.75%, 05/15/22	6,000	5,948,571
1.75%, 05/31/22	2,500	2,475,721
1.75%, 06/30/22	500	494,754
1.75%, 09/30/22	6,000	5,925,154
1.88%, 06/30/20	11,500	11,553,910
1.88%, 11/30/21	5,000	4,996,963

Security	Principal (000s)	Value
1.88%, 01/31/22	$3,500	$3,491,586
1.88%, 02/28/22	6,500	6,482,102
1.88%, 03/31/22	3,000	2,989,351
1.88%, 04/30/22	5,250	5,228,852
1.88%, 05/31/22	3,800	3,784,998
1.88%, 07/31/22	1,000	994,326
1.88%, 08/31/22	6,000	5,963,434
1.88%, 09/30/22	3,000	2,981,138
2.00%, 07/31/20	3,500	3,527,687
2.00%, 09/30/20	6,000	6,046,791
2.00%, 11/30/20	5,100	5,137,080
2.00%, 05/31/21	6,800	6,838,287
2.00%, 08/31/21	6,500	6,529,855
2.00%, 10/31/21	4,500	4,518,440
2.00%, 11/15/21	8,700	8,740,296
2.00%, 12/31/21	6,000	6,019,202
2.00%, 07/31/22	3,200	3,200,887
2.13%, 08/31/20	5,000	5,056,174
2.13%, 01/31/21	1,500	1,515,832
2.13%, 08/15/21	4,800	4,845,562
2.13%, 09/30/21	3,000	3,026,787
2.13%, 12/31/21	5,000	5,041,555
2.13%, 06/30/22	7,400	7,446,047
2.25%, 03/31/21	6,500	6,594,434
2.25%, 04/30/21	3,500	3,550,585
2.38%, 12/31/20	4,000	4,073,712
2.63%, 08/15/20	6,190	6,343,607
2.63%, 11/15/20	3,000	3,077,883
2.75%, 02/15/19	3,500	3,554,898
3.13%, 05/15/19	1,430	1,464,284
3.13%, 05/15/21	1,000	1,044,867
3.50%, 05/15/20	5,000	5,228,009
3.63%, 08/15/19	5,500	5,698,431
3.63%, 02/15/20	1,800	1,880,064
7.25%, 08/15/22	1,000	1,240,633
7.88%, 02/15/21	2,000	2,391,572
8.00%, 11/15/21	1,000	1,238,252
8.50%, 02/15/20	800	924,943
8.75%, 05/15/20	1,700	2,002,501
8.88%, 02/15/19	2,000	2,189,940
9.13%, 05/15/18	250	260,434

		508,280,479

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $629,309,832)		626,769,914

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Security	Shares (000s)	Value
WARRANTS — 0.00%
Affinion Group Inc. (Expires 11/20/22)[a,k]	108	$—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 5.94%

MONEY MARKET FUNDS — 5.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[j,o,p]	59,666	59,678,154
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[j,o,p]	9,059	9,058,881

		68,737,035

TOTAL SHORT-TERM INVESTMENTS
(Cost: $68,734,473)		68,737,035

TOTAL INVESTMENTS IN SECURITIES — 105.02%
(Cost: $1,215,832,315)[q]		1,214,934,409
Other Assets, Less Liabilities — (5.02)%		(58,041,643)

NET ASSETS — 100.00%		$1,156,892,766

CMT  —  Constant Maturity Treasury

FRN  —  Floating Rate Note

VRN  —  Variable Rate Note

[a]	Non-income earning security.
[b]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	All or a portion of this security represents a security on loan. See Note 1.
[g]	Security is perpetual in nature with no stated maturity date.
[h]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[i]	Floating rate security. Rate shown is the rate in effect as of period end.
[j]	Affiliated issuer. See Schedule 1.
[k]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[l]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[m]	Investments are denominated in U.S. dollars.
[n]	To-be-announced (TBA). See Note 1.
[o]	The rate quoted is the annualized seven-day yield of the fund at period end.
[p]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[q]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,215,862,960. Net unrealized depreciation was $928,551, of which $3,881,567 represented gross unrealized appreciation on investments and $4,810,118 represented gross unrealized depreciation on investments.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	30,413	29,253	[b]	—	59,666	$59,678,154	$(1,057)	$(369)	$517,590	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	3,525	5,534	[b]	—	9,059	9,058,881	7	—	697
PNC Bank N.A.
2.15%, 04/29/21	$250	$—		$—	$250	248,843	—	(2,977)	5,149
2.25%, 07/02/19	250	—		—	250	251,300	—	(840)	3,660
2.63%, 02/17/22	—	600		—	600	604,512	—	3,245	8,556
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20	400	—		—	400	427,000	—	(2,487)	9,375
6.70%, 06/10/19	75	—		—	75	80,580	—	(822)	1,857

						$70,349,270	$(1,050)	$(4,250)	$546,884

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$1,548	$15,264	$—		$16,812
Preferred stocks	—	98	—		98
Asset-backed securities	—	6,353,870	—		6,353,870
Collateralized mortgage obligations	—	4,864,639	—		4,864,639
Corporate bonds & notes	—	421,825,586	3,163		421,828,749
Foreign government obligations	—	86,363,292	—		86,363,292
U.S. government & agency obligations	—	626,769,914	—		626,769,914
Warrants	—	—	0	[a]	0	[a]
Money market funds	68,737,035	—	—		68,737,035

Total	$68,738,583	$1,146,192,663	$3,163		$1,214,934,409

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
CORPORATE BONDS & NOTES — 22.99%

AUSTRALIA — 0.58%
APT Pipelines Ltd.
2.00%, 03/22/27[a]	EUR	100	$121,835
Asciano Finance Ltd.
5.25%, 05/19/25	AUD	50	40,203
Aurizon Network Pty Ltd.
2.00%, 09/18/24[a]	EUR	100	124,107
Australia & New Zealand Banking Group Ltd.
0.38%, 11/19/19[a]	EUR	100	118,118
0.45%, 11/22/23[a]	EUR	100	117,402
BHP Billiton Finance Ltd.
VRN, (5 year EUR Swap + 4.800%)
5.63%, 10/22/79 (Call 10/22/24)[a,b]	EUR	100	144,962
Series 09
2.25%, 09/25/20[a]	EUR	100	124,530
Commonwealth Bank of Australia
1.38%, 01/22/19[a]	EUR	100	118,991
2.75%, 11/17/21[a]	AUD	200	153,059
3.00%, 09/04/26[a]	GBP	100	146,385
3.75%, 10/18/19	AUD	200	157,452
National Australia Bank Ltd.
0.30%, 10/31/25	CHF	150	150,731
0.35%, 09/07/22[a]	EUR	100	116,967
2.25%, 06/06/25[a]	EUR	100	131,154
4.25%, 05/20/19[a]	AUD	100	79,048
Origin Energy Finance Ltd.
2.88%, 10/11/19[a]	EUR	100	123,059
Scentre Group Trust 1/Scentre Group Trust 2
1.38%, 03/22/23 (Call 12/22/22)[a]	EUR	150	182,172
Telstra Corp. Ltd.
3.50%, 09/21/22[a]	EUR	150	201,889
4.00%, 09/16/22[a]	AUD	50	40,084
Wesfarmers Ltd.
3.66%, 11/18/20[a]	AUD	100	78,338
Westpac Banking Corp.
1.50%, 03/24/21[a]	EUR	100	122,786

Security	Principal (000s)		Value
3.25%, 01/22/20	AUD	100	$78,087

			2,671,359
AUSTRIA — 0.42%
Autobahnen- und Schnellstrassen-Finanzierungs-AG
0.63%, 09/15/22[a]	EUR	100	120,176
1.38%, 04/09/21[a]	EUR	300	369,402
4.38%, 07/08/19[a]	EUR	50	63,065
Erste Group Bank AG
3.50%, 02/08/22	EUR	100	134,002
HYPO NOE Gruppe Bank AG
0.38%, 04/04/23[a]	EUR	200	234,677
Hypo Tirol Bank AG
0.50%, 02/11/21[a]	EUR	100	118,265
Novomatic AG
1.63%, 09/20/23	EUR	25	30,333
OeBB Infrastruktur AG
1.00%, 11/18/24[a]	EUR	50	60,997
3.38%, 05/18/32[a]	EUR	50	74,457
Oesterreichische Kontrollbank AG
0.25%, 09/26/24[a]	EUR	200	232,710
0.75%, 03/07/22[a]	GBP	100	130,973
OMV AG
4.25%, 10/12/21[a]	EUR	50	67,753
VRN, (5 year EUR Swap + 4.942%)
5.25%, (Call 12/09/21)[a,b,c]	EUR	50	66,839
Telekom Finanzmanagement GmbH
1.50%, 12/07/26 (Call 09/07/26)[a]	EUR	100	120,295
UniCredit Bank Austria AG
4.13%, 02/24/21[a]	EUR	100	132,829

			1,956,773
BELGIUM — 0.29%
Anheuser-Busch InBev Finance Inc.
Series MPLE
2.60%, 05/15/24 (Call 03/15/24)	CAD	150	114,913
Anheuser-Busch InBev SA/NV
0.63%, 03/17/20[a]	EUR	100	118,697

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.80%, 04/20/23[a]	EUR	50	$59,829
0.88%, 03/17/22[a]	EUR	100	120,458
2.00%, 03/17/28[a]	EUR	50	63,296
2.25%, 05/24/29[a]	GBP	100	128,891
2.75%, 03/17/36[a]	EUR	100	130,456
Belfius Bank SA/NV
1.38%, 06/05/20[a]	EUR	100	121,463
Dexia Credit Local SA
0.75%, 01/25/23[a]	EUR	100	120,167
Eandis System Operator SCRL
1.75%, 12/04/26[a]	EUR	100	125,302
KBC Bank NV
0.45%, 01/22/22[a]	EUR	100	119,110
KBC Group NV
0.75%, 10/18/23[a]	EUR	100	117,328

			1,339,910
CANADA — 1.52%
407 International Inc.
2.43%, 05/04/27 (Call 02/04/27)	CAD	200	150,877
3.98%, 09/11/52 (Call 06/11/52)	CAD	25	20,480
Alimentation Couche-Tard Inc.
3.06%, 07/26/24 (Call 05/26/24)	CAD	150	116,494
AltaLink LP
3.72%, 12/03/46 (Call 06/03/46)	CAD	50	39,671
Bank of Montreal
0.75%, 09/21/22[a]	EUR	150	180,145
2.70%, 12/09/26	CAD	50	38,657
2.84%, 06/04/20	CAD	100	79,310
VRN, (3 mo. CDOR + 1.080%)
3.12%, 09/19/24 (Call 09/19/19)[a,b]	CAD	50	39,398
VRN, (3 mo. CDOR + 1.250%)
2.57%, 06/01/27 (Call 06/01/22)[a,b]	CAD	200	153,229

Security	Principal (000s)		Value
Bank of Nova Scotia (The)
0.38%, 03/10/23[a]	EUR	150	$176,673
1.90%, 12/02/21	CAD	100	76,587
2.09%, 09/09/20	CAD	200	155,391
2.27%, 01/13/20	CAD	100	78,201
VRN, (3 mo. CDOR + 2.190%)
3.37%, 12/08/25 (Call 12/08/20)[a,b]	CAD	100	79,577
Bell Canada Inc.
2.70%, 02/27/24 (Call 12/27/23)	CAD	100	76,882
3.00%, 10/03/22 (Call 09/03/22)	CAD	50	39,559
3.55%, 03/02/26 (Call 12/02/25)	CAD	100	79,483
Series M-26
3.35%, 03/22/23 (Call 12/22/22)	CAD	100	79,983
Brookfield Asset Management Inc.
4.54%, 03/31/23	CAD	150	125,590
Canadian Imperial Bank of Commerce
0.25%, 01/28/20[a]	EUR	200	235,700
1.70%, 10/09/18	CAD	50	38,807
2.04%, 03/21/22	CAD	100	76,858
Canadian Natural Resources Ltd.
3.42%, 12/01/26 (Call 09/01/26)	CAD	100	76,272
CU Inc.
3.96%, 07/27/45 (Call 01/27/45)	CAD	25	20,614
4.72%, 09/09/43 (Call 03/09/43)	CAD	100	91,897
Enbridge Gas Distribution Inc.
4.00%, 08/22/44 (Call 02/22/44)[a]	CAD	50	40,989
Enbridge Inc.
4.24%, 08/27/42	CAD	100	73,229
Enbridge Pipelines Inc.
5.33%, 04/06/40	CAD	50	45,725

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Fairfax Financial Holdings Ltd.
4.50%, 03/22/23	CAD	100	$81,267
Fortis Inc./Canada
2.85%, 12/12/23 (Call 10/12/23)	CAD	50	39,041
Granite REIT Holdings LP
Series 3
3.87%, 11/30/23 (Call 09/30/23)	CAD	50	39,091
Great-West Lifeco Inc.
2.50%, 04/18/23[a]	EUR	100	128,789
Greater Toronto Airports Authority
1.51%, 02/16/21	CAD	100	76,546
HSBC Bank Canada
2.91%, 09/29/21	CAD	100	79,398
Hydro One Inc.
3.72%, 11/18/47 (Call 05/18/47)	CAD	50	39,540
6.93%, 06/01/32	CAD	70	75,738
Hydro-Quebec
1.00%, 05/25/19	CAD	300	230,812
5.00%, 02/15/45	CAD	60	62,826
5.00%, 02/15/50	CAD	220	238,227
6.50%, 02/15/35	CAD	100	113,945
9.63%, 07/15/22	CAD	320	331,905
Inter Pipeline Ltd.
3.48%, 12/16/26 (Call 09/16/26)	CAD	100	77,529
Manufacturers life Insurance Co. (The)
VRN, (3 mo. CDOR + 1.570%)
3.18%, 11/22/27 (Call 11/22/22)[a,b]	CAD	50	39,930
Manulife Financial Corp.
VRN, (3 mo. CDOR + 1.050%)
3.05%, 08/20/29 (Call 08/20/24)[b]	CAD	50	38,720
National Bank of Canada
0.00%, 09/29/23[a]	EUR	100	114,597
2.11%, 03/18/22	CAD	100	77,071

Security	Principal (000s)		Value
North West Redwater Partnership/NWR Financing Co. Ltd.
Series G
4.75%, 06/01/37 (Call 12/01/36)[a]	CAD	50	$43,679
Series J
2.80%, 06/01/27 (Call 03/01/27)	CAD	200	149,894
Pembina Pipeline Corp.
4.81%, 03/25/44 (Call 09/25/43)[a]	CAD	25	19,218
PSP Capital Inc.
1.73%, 06/21/22[a]	CAD	300	229,474
Rogers Communications Inc.
6.11%, 08/25/40 (Call 02/25/40)	CAD	25	24,258
Royal Bank of Canada
1.40%, 04/26/19	CAD	300	231,757
1.58%, 09/13/21	CAD	150	113,846
1.63%, 08/04/20[a]	EUR	150	183,619
1.92%, 07/17/20	CAD	200	154,993
2.33%, 12/05/23	CAD	150	115,612
2.77%, 12/11/18	CAD	100	78,474
Saputo Inc.
2.83%, 11/21/23 (Call 09/21/23)	CAD	100	77,937
Shaw Communications Inc.
6.75%, 11/09/39	CAD	50	49,251
Sun Life Financial Inc.
VRN, (3 mo. CDOR + 1.850%)
3.05%, 09/19/28 (Call 09/19/23)[b]	CAD	50	39,159
Suncor Energy Inc.
5.80%, 05/22/18	CAD	100	79,327
TD Capital Trust III
VRN, (6 mo. CDOR + 4.300%)
7.24%, (Call 12/31/18)[a,b,c]	CAD	150	123,292
TELUS Corp.
2.35%, 03/28/22 (Call 02/28/22)	CAD	100	77,193

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
3.35%, 04/01/24 (Call 01/02/24)	CAD	100	$79,490
3.75%, 03/10/26 (Call 12/10/25)	CAD	150	120,591
Toronto-Dominion Bank (The)
0.25%, 04/27/22[a]	EUR	100	117,574
0.63%, 07/29/19[a]	EUR	100	118,495
1.91%, 07/18/23	CAD	100	75,477
2.05%, 03/08/21	CAD	300	232,551
VRN, (3 mo. CDOR + 1.830%)
2.98%, 09/30/25 (Call 09/30/20)[b]	CAD	25	19,689
TransCanada PipeLines Ltd.
4.35%, 06/06/46 (Call 12/06/45)	CAD	50	40,564
Union Gas Ltd.
4.88%, 06/21/41 (Call 12/21/40)	CAD	50	46,434
Wells Fargo Canada Corp.
3.04%, 01/29/21	CAD	50	39,831

			7,052,929
DENMARK — 0.31%
AP Moller — Maersk A/S
1.50%, 11/24/22[a]	EUR	100	121,825
BRFkredit A/S
0.50%, 10/01/26[a]	EUR	100	114,482
Danske Bank A/S
0.13%, 02/14/22[a]	EUR	100	117,279
0.38%, 09/08/20[a]	EUR	150	177,760
0.75%, 05/04/20[a]	EUR	100	119,067
4.13%, 11/26/19	EUR	50	63,622
DONG Energy A/S
4.88%, 12/16/21[a]	EUR	50	69,460
Nordea Kredit Realkreditaktieselskab
Series C2
3.00%, 10/01/44	DKK	472	78,675
Nykredit Realkredit A/S
Series 01E
2.00%, 10/01/47	DKK	1,162	182,255
Nykredit Realkredit AS
0.38%, 06/16/20[a]	EUR	200	234,903

Security	Principal (000s)		Value
Series 13H
1.00%, 07/01/21	DKK	1,000	$162,847

			1,442,175
FINLAND — 0.24%
Citycon Treasury BV
2.38%, 09/16/22 (Call 06/16/22)[a]	EUR	100	126,105
Nordea Mortgage Bank PLC
0.25%, 11/21/23[a]	EUR	200	233,577
4.00%, 02/10/21[a]	EUR	200	265,063
OP Corporate Bank PLC
0.38%, 10/11/22[a]	EUR	100	117,392
OP Mortgage Bank
0.25%, 11/23/20[a]	EUR	100	118,202
0.25%, 03/13/24	EUR	100	116,466
Sampo OYJ
1.00%, 09/18/23[a]	EUR	100	119,140

			1,095,945
FRANCE — 3.95%
Aeroports de Paris
4.00%, 07/08/21	EUR	200	267,542
Air Liquide Finance SA
1.88%, 06/05/24[a]	EUR	100	127,427
Airbus Group Finance BV
0.88%, 05/13/26 (Call 02/13/26)[a]	EUR	100	116,670
APRR SA
1.25%, 01/06/27 (Call 10/06/26)[a]	EUR	100	119,553
Arkea Home Loans SFH
2.38%, 07/11/23[a]	EUR	100	130,999
Arkea Home Loans SFH SA
0.75%, 10/05/27[a]	EUR	200	232,355
Auchan Holding SA
1.75%, 04/23/21[a]	EUR	200	246,965
Autoroutes du Sud de la France SA
1.13%, 04/20/26 (Call 01/20/26)[a]	EUR	200	238,260
5.63%, 07/04/22	EUR	100	145,992
AXA Bank Europe SCF
0.13%, 03/14/22[a]	EUR	100	117,251

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
AXA SA
VRN, (10 year EUR Swap + 3.900%)
3.94%, (Call 11/07/24)[a,b,c]	EUR	100	$132,222
VRN, (3 mo. Euribor + 3.050%)
5.25%, 04/16/40 (Call 04/16/20)[a,b]	EUR	50	65,291
VRN, (3 mo. LIBOR GBP + 2.750%)
6.69%, (Call 07/06/26)[b,c]	GBP	50	79,629
Banque Federative du Credit Mutuel SA
1.63%, 01/11/18	EUR	100	116,941
1.63%, 01/19/26[a]	EUR	100	123,758
2.38%, 03/24/26[a]	EUR	100	124,176
4.00%, 10/22/20[a]	EUR	100	130,154
BNP Paribas Home Loan SFH SA
1.38%, 06/17/20[a]	EUR	200	243,673
3.75%, 01/11/21[a]	EUR	100	131,583
BNP Paribas SA
0.75%, 11/11/22[a]	EUR	200	238,586
1.13%, 10/10/23[a]	EUR	100	119,723
2.00%, 01/28/19[a]	EUR	100	119,788
2.38%, 05/20/24[a]	EUR	50	64,909
VRN, (5 year EUR Swap + 1.650%)
2.88%, 03/20/26 (Call 03/20/21)[a,b]	EUR	100	124,902
VRN, (5 year EUR Swap + 1.830%)
2.63%, 10/14/27 (Call 10/14/22)[a,b]	EUR	100	125,907
Bouygues SA
4.00%, 02/12/18[a]	EUR	50	58,928
4.50%, 02/09/22[a]	EUR	200	276,732
BPCE SA
1.13%, 12/14/22[a]	EUR	200	243,235
VRN, (5 year EUR Swap + 2.370%)
2.75%, 11/30/27 (Call 11/30/22)[a,b]	EUR	100	126,199

Security	Principal (000s)		Value
BPCE SFH SA
0.38%, 02/10/23[a]	EUR	200	$236,585
1.00%, 06/08/29[a]	EUR	200	233,901
Caisse Centrale du Credit Immobilier de France SA
0.13%, 03/01/21[a]	EUR	100	117,832
1.13%, 04/22/19[a]	EUR	100	119,207
Capgemini SA
0.50%, 11/09/21 (Call 08/09/21)[a]	EUR	100	118,263
Carrefour SA
4.00%, 04/09/20[a]	EUR	50	64,048
Cie. de Financement Foncier SA
0.23%, 09/14/26[a]	EUR	100	112,062
0.38%, 09/17/19	EUR	100	118,178
0.63%, 02/10/23[a]	EUR	100	119,729
2.25%, 10/13/21	CHF	400	442,484
4.00%, 10/24/25	EUR	100	148,115
4.38%, 04/15/21	EUR	100	134,880
Cie. de Saint-Gobain
4.50%, 09/30/19[a]	EUR	100	126,848
CNP Assurances
VRN, (5 year EUR Swap + 4.100%)
4.00%, (Call 11/18/24)[a,b,c]	EUR	100	129,241
Coentreprise de Transport d’Electricite SA
0.88%, 09/29/24 (Call 06/29/24)[a]	EUR	200	236,301
Credit Agricole Assurances SA
VRN, (5 year EUR Swap + 4.500%)
4.25%, (Call 01/13/25)[a,b,c]	EUR	100	131,109
Credit Agricole Home Loan SFH SA
0.13%, 08/28/20[a]	EUR	200	235,944
0.38%, 10/21/21[a]	EUR	150	178,548
0.50%, 04/03/25[a]	EUR	100	117,292
0.75%, 05/05/27[a]	EUR	100	116,875
Credit Agricole SA
2.63%, 03/17/27[a]	EUR	100	127,023
3.90%, 04/19/21[a]	EUR	50	65,693

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Credit Agricole SA/London
0.88%, 01/19/22[a]	EUR	200	$240,092
2.38%, 11/27/20[a]	EUR	100	125,341
Credit Mutuel Arkea SA
VRN, (5 mo. EURIBOR ICE Swap + 1.450%)
1.88%, 10/25/29 (Call 10/25/2024)[b]	EUR	200	235,595
Credit Mutuel-CIC Home Loan SFH SA
0.38%, 09/12/22[a]	EUR	200	237,275
1.13%, 02/06/19[a]	EUR	100	118,806
1.75%, 06/19/24[a]	EUR	100	127,769
Danone SA
0.71%, 11/03/24 (Call 08/03/24)[a]	EUR	100	117,884
1.25%, 05/30/24 (Call 02/29/24)[a]	EUR	100	121,911
Dexia Credit Local SA
0.04%, 12/11/19[a]	EUR	50	58,701
0.25%, 03/19/20[a]	EUR	50	59,006
0.25%, 06/02/22[a]	EUR	150	176,638
0.63%, 02/03/24[a]	EUR	100	118,841
2.13%, 02/12/25[a]	GBP	100	136,545
Electricite de France SA
1.88%, 10/13/36 (Call 07/13/36)[a]	EUR	100	110,864
2.75%, 03/10/23[a]	EUR	100	131,197
4.50%, 11/12/40[a]	EUR	50	78,459
5.50%, 10/17/41[a]	GBP	100	174,011
6.25%, 05/30/28[a]	GBP	100	176,344
VRN, (7 year EUR Swap + 3.021%)
4.25%, (Call 01/29/20)[a,b,c]	EUR	100	124,358
VRN, (13 year GBP Swap + 3.958%)
6.00%, (Call 01/29/26)[a,b,c]	GBP	100	144,083
Engie SA
0.88%, 03/27/24 (Call 12/27/23)[a]	EUR	100	119,092
1.50%, 03/13/35 (Call 12/13/34)[a]	EUR	100	114,948
7.00%, 10/30/28	GBP	50	96,573
VRN, (8 year EUR Swap + 3.424%)
4.75%, (Call 07/10/21)[a,b,c]	EUR	100	132,815

Security	Principal (000s)		Value
Gecina SA
1.38%, 01/26/28 (Call 10/26/27)[a]	EUR	200	$236,450
Imerys SA
1.50%, 01/15/27 (Call 10/15/26)[a]	EUR	100	119,375
Kering
2.50%, 07/15/20[a]	EUR	100	124,763
Klepierre
1.00%, 04/17/23 (Call 01/17/23)[a]	EUR	200	241,038
La Banque Postale Home Loan SFH
0.50%, 01/18/23[a]	EUR	50	59,535
La Banque Postale SA
4.38%, 11/30/20	EUR	100	131,648
La Poste SA
1.13%, 06/04/25[a]	EUR	100	120,928
LVMH Moet Hennessy Louis Vuitton SE
0.75%, 05/26/24 (Call 02/26/24)[a]	EUR	100	119,063
Orange SA
1.50%, 09/09/27 (Call 06/09/27)[a]	EUR	100	122,426
3.88%, 01/14/21[a]	EUR	100	131,109
8.13%, 11/20/28[a]	GBP	50	101,287
VRN, (5 year EUR Swap + 3.361%)
4.00%, (Call 10/01/21)[a,b,c]	EUR	200	257,997
Pernod Ricard SA
1.88%, 09/28/23 (Call 06/28/23)[a]	EUR	100	126,030
RCI Banque SA
0.50%, 09/15/23 (Call 06/15/23)[a]	EUR	100	115,825
1.63%, 04/11/25 (Call 01/11/25)[a]	EUR	100	122,528
Regie Autonome des Transports Parisiens
0.88%, 05/25/27[a]	EUR	100	117,708
2.88%, 09/09/22	EUR	50	66,532
Renault SA
3.13%, 03/05/21[a]	EUR	75	96,146

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
RTE Reseau de Transport d’Electricite SA
1.63%, 11/27/25 (Call 08/27/25)[a]	EUR	100	$124,251
Sanofi
1.75%, 09/10/26 (Call 06/10/26)[a]	EUR	100	127,504
1.88%, 09/04/20 (Call 06/04/20)[a]	EUR	200	245,625
Schneider Electric SE
1.50%, 09/08/23 (Call 06/08/23)[a]	EUR	100	123,591
SNCF Mobilites
1.50%, 02/02/29[a]	EUR	100	122,455
SNCF Mobilites Group
4.63%, 02/02/24[a]	EUR	50	74,215
SNCF Reseau
1.00%, 11/09/31[a]	EUR	100	113,030
2.25%, 12/20/47[a]	EUR	100	123,482
4.25%, 10/07/26[a]	EUR	100	153,255
4.50%, 01/30/24[a]	EUR	150	221,432
5.25%, 12/07/28[a]	GBP	150	262,400
SNCF Reseau EPIC
1.13%, 05/19/27[a]	EUR	200	239,921
Societe Generale SA
0.75%, 02/19/21[a]	EUR	200	238,572
1.00%, 04/01/22[a]	EUR	100	119,356
VRN, (5 year EUR Swap + 1.830%)
2.50%, 09/16/26 (Call 09/16/21)[a,b]	EUR	100	124,047
Societe Generale SCF SA
4.13%, 02/15/22[a]	EUR	100	137,645
Societe Generale SFH SA
0.75%, 10/18/27[a]	EUR	200	232,434
Societe Generale SFH SA
0.25%, 01/23/24[a]	EUR	100	116,694
2.88%, 03/14/19[a]	EUR	100	121,763
Suez
1.25%, 05/19/28 (Call 02/19/28)[a]	EUR	100	118,724
Total Capital Canada Ltd.
1.13%, 03/18/22[a]	EUR	100	121,815

Security	Principal (000s)		Value
Total Capital International SA
0.25%, 07/12/23[a]	EUR	200	$232,867
0.75%, 07/12/28[a]	EUR	100	114,045
TOTAL SA
VRN, (5 year EUR Swap + 1.861%)
2.25%, (Call 02/26/21)[a,b,c]	EUR	100	122,295
VRN, (5 year EUR Swap + 2.750%)
2.71%, (Call 05/05/23)[a,b,c]	EUR	100	124,934
Unibail-Rodamco SE
1.50%, 02/22/28[a]	EUR	100	121,445
3.88%, 11/05/20[a]	EUR	100	130,670
Valeo SA
0.63%, 01/11/23 (Call 10/11/22)[a]	EUR	100	118,691
Veolia Environnement SA
1.50%, 11/30/26 (Call 08/30/26)[a]	EUR	100	122,056
4.38%, 12/11/20[a]	EUR	100	132,387
6.13%, 11/25/33	EUR	25	47,407
Vivendi SA
1.13%, 11/24/23 (Call 08/24/23)[a]	EUR	100	119,589
Wendel SA
1.00%, 04/20/23 (Call 01/20/23)[a]	EUR	200	235,772

			18,391,413

GERMANY — 3.60%
Allianz Finance II BV
VRN, (3 mo. Euribor + 3.349%)
5.75%, 07/08/41 (Call 07/08/21)[b]	EUR	100	138,185
Allianz Finance II BV Co.
1.38%, 04/21/31 (Call 01/21/31)[a]	EUR	100	117,315
Allianz SE
VRN, (10 mo. EURIBOR ICE Swap + 3.200%)
3.38%, (Call 09/18/24)[a,b,c]	EUR	100	128,727

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
VRN, (5 year CHF Swap (vs 6 month LIBOR) + 2.573%)
3.25%, (Call 07/04/19)[b,c]	CHF	50	$52,278
ATF Netherlands BV
1.50%, 05/03/22[a]	EUR	100	121,356
BASF SE
0.88%, 10/06/31 (Call 07/06/31)[a]	EUR	100	111,063
Series 10Y
2.00%, 12/05/22[a]	EUR	100	128,230
Bayer AG
VRN, (5 year EUR Swap + 2.007%)
2.38%, 04/02/75 (Call 10/02/22)[a,b]	EUR	100	121,048
Bayerische Landesbank
0.75%, 01/20/26[a]	EUR	100	119,447
Bayerische Landesbodenkreditanstalt
0.63%, 11/23/26	EUR	100	116,388
Berlin Hyp AG
1.25%, 04/23/21	EUR	200	244,777
Bertelsmann SE & Co. KGaA
1.75%, 10/14/24 (Call 07/14/24)[a]	EUR	100	125,932
BMW Finance NV
0.13%, 04/15/20[a]	EUR	200	234,553
0.88%, 11/17/20[a]	EUR	150	180,065
1.00%, 01/21/25[a]	EUR	50	60,213
Commerzbank AG
0.05%, 07/11/24[a]	EUR	100	114,929
0.13%, 02/23/23[a]	EUR	100	116,874
1.00%, 02/05/19[a]	EUR	50	59,278
4.00%, 03/23/26[a]	EUR	25	33,535
4.00%, 03/30/27[a]	EUR	110	148,168
Continental Rubber of America Corp.
0.50%, 02/19/19	EUR	100	117,594
Daimler AG
0.63%, 03/05/20[a]	EUR	200	237,205
0.85%, 02/28/25[a]	EUR	100	118,685
1.50%, 07/03/29[a]	EUR	150	180,727
2.75%, 12/04/20[a]	GBP	100	138,634

Security	Principal (000s)		Value
Daimler Canada Finance Inc.
1.78%, 08/19/19[a]	CAD	50	$38,650
Deutsche Bahn Finance BV
0.63%, 09/26/28[a]	EUR	50	57,171
0.88%, 07/11/31[a]	EUR	20	22,266
Deutsche Bahn Finance BV Co. AG
4.38%, 09/23/21[a]	EUR	200	273,465
Deutsche Bahn Finance GMBH
1.38%, 07/07/25 (Call 04/07/25)[a]	GBP	100	130,597
3.50%, 09/27/24[a]	AUD	100	77,548
Deutsche Bank AG
0.63%, 12/19/23	CHF	100	100,688
0.75%, 03/21/22	CHF	150	153,150
1.13%, 03/17/25[a]	EUR	100	116,723
Deutsche Genossenschafts-Hypothekenbank AG
0.05%, 12/06/24	EUR	100	114,407
Deutsche Hypothekenbank AG
0.25%, 05/17/24	EUR	100	116,507
Deutsche Pfandbriefbank AG
0.05%, 08/09/21	EUR	100	117,292
0.50%, 01/19/23[a]	EUR	100	118,991
Deutsche Post AG
0.38%, 04/01/21 (Call 01/01/21)[a]	EUR	25	29,553
2.88%, 12/11/24[a]	EUR	75	101,822
Deutsche Telekom International Finance BV
0.38%, 10/30/21[a]	EUR	150	176,958
0.63%, 04/03/23[a]	EUR	100	118,918
1.50%, 04/03/28[a]	EUR	75	90,190
2.00%, 10/30/19[a]	EUR	50	60,883
2.25%, 04/13/29[a]	GBP	100	129,187
DVB Bank SE
0.88%, 04/09/21[a]	EUR	100	118,858
E.ON International Finance BV
6.38%, 06/07/32	GBP	50	93,344
E.ON SE
1.63%, 05/22/29 (Call 02/22/29)[a]	EUR	100	119,682

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
EnBW International Finance BV
6.13%, 07/07/39	EUR	30	$58,850
Evonik Finance BV
0.00%, 03/08/21 (Call 12/08/20)[a]	EUR	100	116,512
FMS Wertmanagement AoeR
0.05%, 07/06/21[a]	EUR	300	353,350
Fresenius Finance Ireland PLC
0.88%, 01/31/22 (Call 10/31/21)[a]	EUR	100	119,462
HeidelbergCement AG
1.50%, 02/07/25 (Call 11/07/24)[a]	EUR	150	182,223
HSH Nordbank AG
0.38%, 04/27/23[a]	EUR	75	87,206
innogy Finance BV
6.13%, 07/06/39[a]	GBP	50	96,920
6.25%, 06/03/30[a]	GBP	50	90,289
6.50%, 08/10/21[a]	EUR	100	145,208
KfW
0.00%, 04/28/22	EUR	300	353,064
0.00%, 09/15/23	EUR	200	233,097
0.05%, 05/30/24	EUR	50	58,107
0.13%, 06/01/20	EUR	710	840,390
0.25%, 06/30/25	EUR	400	467,988
0.38%, 03/09/26	EUR	100	116,674
0.63%, 07/04/22	EUR	200	241,934
0.63%, 02/22/27	EUR	120	141,356
0.88%, 03/15/22[a]	GBP	500	661,472
1.13%, 01/15/20	EUR	240	289,863
1.13%, 09/15/32[a]	EUR	120	141,740
1.13%, 06/15/37[a]	EUR	100	113,677
1.25%, 10/17/19	EUR	50	60,317
1.25%, 07/04/36[a]	EUR	110	128,685
1.38%, 02/01/21[a]	GBP	120	161,998
1.75%, 10/29/19	CAD	50	38,929
2.13%, 08/15/23	EUR	50	65,503
2.75%, 04/16/20[a]	AUD	600	465,897
3.38%, 01/18/21	EUR	50	65,401
3.88%, 01/21/19	EUR	50	61,439
5.00%, 03/19/24	AUD	70	60,346
6.00%, 08/20/20	AUD	50	42,203
6.00%, 12/07/28	GBP	50	95,491

Security	Principal (000s)		Value
Landesbank Baden-Wuerttemberg
0.05%, 11/11/21[a]	EUR	100	$117,433
0.38%, 01/29/19[a]	EUR	300	351,767
0.50%, 06/07/22[a]	EUR	100	117,488
Landesbank Hessen-Thueringen Girozentrale
0.00%, 11/23/20[a]	EUR	200	234,938
1.00%, 02/25/19[a]	EUR	100	118,679
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.38%, 04/13/26[a]	EUR	130	150,191
0.88%, 03/07/22[a]	GBP	100	131,633
Landwirtschaftliche Rentenbank
0.38%, 01/22/24[a]	EUR	100	118,676
0.63%, 05/18/27[a]	EUR	200	233,757
1.25%, 05/20/22[a]	EUR	50	62,164
1.50%, 12/23/19[a]	GBP	50	67,545
2.60%, 03/23/27[a]	AUD	100	72,765
2.70%, 01/20/20	AUD	50	38,774
2.70%, 09/05/22[a]	AUD	70	53,906
Linde AG
Series 10
2.00%, 04/18/23[a]	EUR	50	64,342
Linde Finance BV
0.25%, 01/18/22	EUR	100	118,334
Merck KGaA
VRN, (5 year EUR Swap + 2.184%)
2.63%, 12/12/74 (Call 06/12/21)[a,b]	EUR	25	30,909
Muenchener Hypothekenbank eG
2.50%, 07/04/28[a]	EUR	100	136,359
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
VRN, (3 mo. LIBOR GBP + 4.950%)
6.63%, 05/26/42 (Call 05/26/22)[a,b]	GBP	100	159,322

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Norddeutsche Landesbank Girozentrale
0.03%, 01/31/19[a]	EUR	50	$58,560
NRW Bank
0.25%, 05/16/24[a]	EUR	150	175,095
0.38%, 11/17/26[a]	EUR	100	114,569
0.50%, 05/11/26[a]	EUR	50	58,259
1.25%, 10/22/18[a]	EUR	50	59,234
SAP SE
2.13%, 11/13/19[a]	EUR	100	122,234
Siemens Financieringsmaatscha ppij NV
1.75%, 03/12/21[a]	EUR	150	185,879
2.88%, 03/10/28[a]	EUR	50	70,219
UniCredit Bank AG
0.13%, 03/01/22	EUR	150	176,275
Volkswagen Financial Services NV
1.75%, 04/17/20[a]	GBP	25	33,534
Volkswagen International Finance NV
2.00%, 03/26/21[a]	EUR	100	124,054
VRN, (10 year EUR Swap + 3.370%)
3.88%, (Call 06/14/27)[a,b,c]	EUR	100	122,029
VRN, (12 year EUR Swap + 2.967%)
4.63%, (Call 03/24/26)[a,b,c]	EUR	50	65,127
VRN, (7 year EUR Swap + 2.200%)
2.50%, (Call 03/20/22)[a,b,c]	EUR	25	29,925
Series 10Y
1.88%, 03/30/27[a]	EUR	100	120,604
Series 4Y
0.50%, 03/30/21[a]	EUR	200	235,823
Volkswagen Leasing GmbH
1.13%, 04/04/24[a]	EUR	150	176,558
Vonovia Finance BV
1.50%, 06/10/26[a]	EUR	100	120,899
1.63%, 12/15/20[a]	EUR	100	122,526
VW Credit Canada Inc.
2.80%, 08/20/18	CAD	100	78,165

Security	Principal (000s)		Value
WL BANK AG Westfaelische Landschaft Bodenkreditbank
0.50%, 07/29/22	EUR	100	$119,442
0.75%, 02/02/26[a]	EUR	100	119,177

			16,764,816
HONG KONG — 0.05%
CK Hutchison Finance 16 II Ltd.
0.88%, 10/03/24[a]	EUR	100	116,284
Hutchison Whampoa Finance 14 Ltd.
1.38%, 10/31/21[a]	EUR	100	121,549

			237,833
INDIA — 0.03%
Bharti Airtel International Netherlands BV
3.38%, 05/20/21[a]	EUR	100	126,877

			126,877
IRELAND — 0.08%
AIB Mortgage Bank
0.88%, 02/04/23[a]	EUR	100	121,058
Bank of Ireland
3.25%, 01/15/19[a]	EUR	100	121,275
CRH Finance Germany GmbH
1.75%, 07/16/21 (Call 04/16/21)[a]	EUR	100	123,224

			365,557
ISRAEL — 0.06%
Teva Pharmaceutical Finance Netherlands II BV
1.25%, 03/31/23 (Call 12/31/22)[a]	EUR	100	110,909
Teva Pharmaceutical Finance Netherlands IV BV
0.50%, 07/28/22[a]	CHF	150	142,660

			253,569
ITALY — 0.86%
Aeroporti di Roma SpA
1.63%, 06/08/27 (Call 03/08/27)[a]	EUR	150	179,957

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Assicurazioni Generali SpA
4.13%, 05/04/26[a]	EUR	100	$135,133
VRN, (3 mo. Euribor + 7.113%)
7.75%, 12/12/42 (Call 12/12/22)[a,b]	EUR	100	150,715
Autostrade per l’Italia SpA
1.13%, 11/04/21[a]	EUR	100	121,325
1.88%, 11/04/25[a]	EUR	100	124,017
Banca Monte dei Paschi di Siena SpA
2.88%, 04/16/59[a]	EUR	100	126,996
Banco Popolare SC
0.75%, 03/31/22[a]	EUR	150	177,061
Credit Agricole Cariparma SpA
0.25%, 09/30/24[a]	EUR	100	113,604
Enel Finance International NV
1.38%, 06/01/26[a]	EUR	150	179,537
5.00%, 09/14/22[a]	EUR	100	143,331
5.63%, 08/14/24[a]	GBP	100	160,820
5.75%, 09/14/40[a]	GBP	50	89,969
Eni SpA
0.75%, 05/17/22[a]	EUR	150	179,228
1.75%, 01/18/24[a]	EUR	100	124,534
2.63%, 11/22/21[a]	EUR	100	128,512
FCA Bank SpA/Ireland
1.25%, 09/23/20[a]	EUR	100	120,336
Intesa Sanpaolo SpA
0.63%, 01/20/22[a]	EUR	100	119,301
1.38%, 01/18/24[a]	EUR	100	119,703
1.38%, 12/18/25[a]	EUR	100	122,263
4.38%, 10/15/19[a]	EUR	100	126,483
Mediobanca SpA
Series 4
1.38%, 11/10/25[a]	EUR	100	120,352
Snam SpA
0.88%, 10/25/26[a]	EUR	100	114,612
Terna Rete Elettrica Nazionale SpA
0.88%, 02/02/22[a]	EUR	100	120,217
UniCredit SpA
3.25%, 01/14/21[a]	EUR	150	192,241
5.00%, 10/31/21[a]	EUR	200	279,607

Security	Principal (000s)		Value
Unione di Banche Italiane SpA
1.00%, 01/27/23[a]	EUR	150	$180,712
1.13%, 10/04/27[a]	EUR	200	233,242

			3,983,808
JAPAN — 0.27%
American Honda Finance Corp.
1.38%, 11/10/22	EUR	100	122,577
Asahi Group Holdings Ltd.
1.15%, 09/19/25 (Call 06/19/25)[a]	EUR	200	235,558
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
0.88%, 03/11/22[a]	EUR	100	119,159
East Japan Railway Co.
4.50%, 01/25/36[a]	GBP	50	84,788
Honda Canada Finance Inc.
Series 16-4
1.82%, 12/07/21	CAD	50	38,070
Nomura Europe Finance NV
1.50%, 05/12/21[a]	EUR	100	121,630
Sumitomo Mitsui Financial Group Inc.
0.93%, 10/11/24[a]	EUR	200	234,594
1.55%, 06/15/26[a]	EUR	100	120,868
Toyota Motor Credit Corp.
0.75%, 07/21/22[a]	EUR	150	180,071

			1,257,315
LIECHTENSTEIN — 0.02%
LGT Bank AG
1.88%, 02/08/23	CHF	100	110,097

			110,097
LUXEMBOURG — 0.05%
JAB Holdings BV
1.25%, 05/22/24[a]	EUR	200	239,243

			239,243
MEXICO — 0.11%
America Movil SAB de CV
3.00%, 07/12/21	EUR	100	128,267
4.75%, 06/28/22	EUR	50	69,981
5.75%, 06/28/30	GBP	50	85,333
Petroleos Mexicanos
2.75%, 04/21/27[a]	EUR	100	109,246

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
3.75%, 02/21/24[a]	EUR	100	$124,652

			517,479
NETHERLANDS — 1.37%
ABN AMRO Bank NV
0.63%, 05/31/22[a]	EUR	200	238,249
0.88%, 01/14/26[a]	EUR	100	120,341
1.13%, 01/12/32[a]	EUR	200	230,565
1.88%, 07/31/19[a]	EUR	100	121,175
4.75%, 01/11/19[a]	EUR	100	123,557
VRN, (5 year EUR Swap + 2.350%)
2.88%, 06/30/25 (Call 06/30/20)[a,b]	EUR	100	123,806
Aegon Bank NV
0.25%, 05/25/55[a]	EUR	100	116,745
Aegon NV
6.13%, 12/15/31	GBP	50	90,838
Akzo Nobel NV
1.13%, 04/08/26 (Call 01/08/26)[a]	EUR	100	117,401
ASML Holding NV
1.38%, 07/07/26 (Call 04/07/26)[a]	EUR	100	121,511
Bank Nederlandse Gemeenten NV
0.25%, 06/07/24[a]	EUR	200	234,230
0.38%, 01/14/22[a]	EUR	50	59,616
1.00%, 01/12/26[a]	EUR	200	243,875
1.38%, 10/21/30[a]	EUR	50	60,671
1.88%, 06/06/19[a]	EUR	50	60,474
2.25%, 07/17/23[a]	EUR	80	105,080
Cooperatieve Rabobank UA
0.50%, 12/06/22[a]	EUR	200	236,189
1.13%, 04/08/21	CHF	100	104,859
1.25%, 03/23/26[a]	EUR	100	120,781
1.38%, 02/03/27[a]	EUR	50	60,581
2.25%, 03/23/22[a]	GBP	100	137,797
3.88%, 07/25/23[a]	EUR	100	137,070
4.13%, 01/14/20	EUR	150	191,376
4.38%, 06/07/21	EUR	150	202,497
Series 2541
4.00%, 09/19/22	GBP	50	74,290

Security	Principal (000s)		Value
Heineken NV
1.00%, 05/04/26 (Call 02/04/26)[a]	EUR	150	$176,586
2.13%, 08/04/20[a]	EUR	100	123,613
ING Bank NV
0.70%, 04/16/20[a]	EUR	100	118,877
0.75%, 02/22/21[a]	EUR	100	119,374
3.38%, 01/10/22[a]	EUR	100	133,518
4.00%, 01/17/20[a]	EUR	200	255,569
VRN, (5 year EUR Swap + 2.450%)
3.50%, 11/21/23 (Call 11/21/18)[a,b]	EUR	100	120,772
Koninklijke KPN NV
3.75%, 09/21/20[a]	EUR	150	193,847
5.63%, 09/30/24[a]	EUR	50	77,232
Nederlandse Financierings Maatschappij voor Ontwikkelingslanden NV
0.13%, 06/01/23[a]	EUR	100	117,108
Nederlandse Gasunie NV
0.00%, 11/18/19 (Call 10/18/19)[a]	EUR	100	116,954
Nederlandse Waterschapsbank NV
0.50%, 01/19/23[a]	EUR	100	119,687
0.50%, 04/29/30[a]	EUR	100	109,724
1.25%, 06/07/32[a]	EUR	100	117,663
1.63%, 01/29/48[a]	EUR	100	117,309
NN Group NV
1.00%, 03/18/22[a]	EUR	100	120,458
VRN, (3 mo. Euribor + 3.950%)
4.63%, 04/08/44 (Call 04/08/24)[a,b]	EUR	100	135,134
Shell International Finance BV
0.88%, 08/21/28	CHF	75	78,536
1.25%, 03/15/22[a]	EUR	100	122,936
1.88%, 09/15/25[a]	EUR	100	128,272
TenneT Holding BV
0.75%, 06/26/25 (Call 03/26/25)[a]	EUR	100	116,919
1.00%, 06/13/26 (Call 03/13/26)[a]	EUR	100	118,381

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Unilever NV
1.00%, 02/14/27[a]	EUR	100	$117,796

			6,389,839
NEW ZEALAND — 0.17%
ANZ New Zealand Int’l Ltd./London
0.13%, 09/22/23[a]	EUR	100	114,999
ASB Finance Ltd./London
0.63%, 10/18/24[a]	EUR	200	234,676
BNZ International Funding Ltd./London
0.13%, 06/17/21[a]	EUR	150	175,387
Westpac Securities NZ Ltd./London
0.13%, 06/16/21[a]	EUR	100	117,066
0.38%, 02/05/24	CHF	150	152,674

			794,802
NORWAY — 0.32%
DNB Bank ASA
4.38%, 02/24/21[a]	EUR	100	133,488
DNB Boligkreditt AS
0.05%, 01/11/22[a]	EUR	300	350,858
0.38%, 01/14/21[a]	EUR	100	118,605
1.88%, 06/18/19[a]	EUR	100	120,797
Eika Boligkreditt AS
1.50%, 03/12/21[a]	EUR	100	122,837
SpareBank 1 Boligkreditt AS
0.05%, 01/25/22[a]	EUR	200	233,796
1.50%, 01/20/20[a]	EUR	100	121,199
SpareBank 1 SR-Bank ASA
0.38%, 02/10/22[a]	EUR	100	116,566
Statoil ASA
1.25%, 02/17/27 (Call 11/17/26)[a]	EUR	100	119,684
5.63%, 03/11/21[a]	EUR	50	69,311

			1,507,141
PORTUGAL — 0.07%
Caixa Geral de Depositos SA
1.00%, 01/27/22[a]	EUR	100	118,893
EDP Finance BV
1.13%, 02/12/24[a]	EUR	100	119,067
4.13%, 06/29/20[a]	EUR	50	64,795

			302,755

Security	Principal (000s)		Value
SPAIN — 1.29%
Abertis Infraestructuras SA
1.00%, 02/27/27[a]	EUR	100	$112,562
Adif — Alta Velocidad
1.88%, 09/22/22[a]	EUR	100	123,717
Ayt Cedulas Cajas Global
Series 10
4.25%, 10/25/23	EUR	100	142,576
AyT Cedulas Cajas X Fondo de Titulizacion de Activos
Series X
3.75%, 06/30/25	EUR	100	142,365
Banco Bilbao Vizcaya Argentaria SA
0.63%, 05/17/21[a]	EUR	200	238,973
0.63%, 01/17/22[a]	EUR	100	117,831
0.63%, 03/18/23	EUR	200	238,754
Banco de Sabadell SA
0.13%, 10/20/23[a]	EUR	100	114,647
Banco Popular Espanol SA
2.13%, 10/08/19[a]	EUR	100	121,776
Banco Santander SA
0.75%, 09/09/22[a]	EUR	100	120,083
0.75%, 06/12/23	CHF	200	202,675
1.13%, 11/27/24[a]	EUR	100	122,153
1.38%, 02/09/22[a]	EUR	100	120,382
2.00%, 11/27/34[a]	EUR	100	124,880
Bankia SA
1.00%, 03/14/23[a]	EUR	200	241,625
1.00%, 09/25/25[a]	EUR	100	118,242
Bankinter SA
0.88%, 08/03/22[a]	EUR	100	120,167
CaixaBank SA
0.63%, 11/12/20[a]	EUR	200	238,030
1.25%, 01/11/27[a]	EUR	100	119,749
Series 29
3.63%, 01/18/21	EUR	100	130,206
Cedulas TDA 6 Fond de Titulizacion de Activos
3.88%, 05/23/25	EUR	100	143,429
Criteria Caixa SAU
1.50%, 05/10/23[a]	EUR	100	118,618
Deutsche Bank SA Espanola
0.63%, 12/15/21[a]	EUR	100	119,149
1.13%, 01/20/23[a]	EUR	100	121,172

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Enagas Financiaciones SAU
1.00%, 03/25/23[a]	EUR	100	$120,252
EUROFIMA
0.25%, 04/25/23[a]	EUR	150	175,388
FCC Aqualia SA
2.63%, 06/08/27 (Call 03/08/27)[a]	EUR	150	182,913
Gas Natural Capital Markets SA
6.00%, 01/27/20[a]	EUR	100	132,494
Gas Natural Fenosa Finance BV
1.25%, 04/19/26 (Call 01/19/26)[a]	EUR	100	118,051
Iberdrola Finanzas SA
1.00%, 03/07/24 (Call 12/07/23)[a]	EUR	100	119,661
4.13%, 03/23/20	EUR	50	64,218
Iberdrola International BV
1.13%, 01/27/23[a]	EUR	100	121,242
Mapfre SA
VRN, (3 mo. Euribor + 4.543%)
4.38%, 03/31/47 (Call 03/31/27)[a,b]	EUR	100	131,348
Merlin Properties SOCIMI SA
1.88%, 11/02/26 (Call 08/02/26)[a]	EUR	100	117,330
Programa Cedulas TDA Fondo de Titulizacion de Activos
Series A4
4.13%, 04/10/21	EUR	100	133,030
Series A6
4.25%, 04/10/31	EUR	100	150,979
Repsol International Finance BV
4.88%, 02/19/19[a]	EUR	100	124,068
Santander Consumer Finance SA
1.00%, 05/26/21[a]	EUR	100	119,392
Santander Issuances SAU
2.50%, 03/18/25[a]	EUR	100	123,152

Security	Principal (000s)		Value
Telefonica Emisiones SAU
1.46%, 04/13/26[a]	EUR	100	$119,484
1.48%, 09/14/21[a]	EUR	100	122,714
2.32%, 10/17/28[a]	EUR	100	124,962
4.69%, 11/11/19[a]	EUR	100	127,919
5.29%, 12/09/22[a]	GBP	50	77,376

			6,019,734
SWEDEN — 1.05%
Atlas Copco AB
0.63%, 08/30/26 (Call 05/30/26)[a]	EUR	100	113,915
Essity AB
0.63%, 03/28/22 (Call 12/28/21)[a]	EUR	100	118,336
Lansforsakringar Hypotek AB
0.25%, 04/12/23[a]	EUR	100	116,864
Nordea Bank AB
1.38%, 04/12/18[a]	EUR	100	117,399
4.00%, 07/11/19[a]	EUR	100	124,899
4.00%, 03/29/21[a]	EUR	150	197,375
Nordea Hypotek AB
Series 5531
1.00%, 04/08/22	SEK	2,500	304,621
Skandinaviska Enskilda Banken AB
0.15%, 02/11/21[a]	EUR	100	117,792
0.30%, 02/17/22[a]	EUR	150	176,348
1.25%, 08/05/22[a]	GBP	100	131,804
1.88%, 11/14/19[a]	EUR	100	121,487
3.00%, 06/19/19	SEK	2,000	251,795
Stadshypotek AB
0.38%, 02/21/24[a]	EUR	150	175,808
1.50%, 12/15/21[a]	SEK	2,000	249,218
1.63%, 10/30/20[a]	EUR	100	122,992
Series 1581
3.00%, 12/19/18	SEK	1,000	124,061
Svenska Handelsbanken AB
2.25%, 08/27/20[a]	EUR	300	373,103
Sveriges Sakerstallda Obligationer AB
0.38%, 10/05/20[a]	EUR	100	118,559
0.88%, 03/29/27[a]	EUR	100	118,262
1.00%, 03/17/21	SEK	1,000	122,632

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Swedbank AB
1.25%, 12/29/21[a]	GBP	200	$265,108
Swedbank Hypotek AB
0.13%, 07/18/22[a]	EUR	150	175,747
0.38%, 03/11/22[a]	EUR	100	118,616
Series 180
5.70%, 05/12/20	SEK	1,000	136,913
Series 187
3.75%, 09/19/18	SEK	2,000	247,796
Series 189
1.00%, 12/16/20[a]	SEK	2,000	245,531
Telia Co. AB
4.00%, 03/22/22[a]	EUR	100	135,544
VRN, (5 year EUR Swap + 2.645%)
3.00%, 04/04/78 (Call 04/04/23)[a,b]	EUR	100	123,485
TeliaSonera AB
4.75%, 11/16/21	EUR	50	69,146
Vattenfall AB
6.25%, 03/17/21[a]	EUR	60	84,503

			4,899,659
SWITZERLAND — 0.73%
Cloverie PLC for Zurich Insurance Co. Ltd.
VRN, (3 mo. Euribor + 5.850%)
7.50%, 07/24/39 (Call 07/24/19)[b]	EUR	50	65,556
Credit Suisse AG/Guernsey
1.75%, 01/15/21[a]	EUR	200	246,785
Credit Suisse AG/London
1.38%, 11/29/19[a]	EUR	200	240,292
4.75%, 08/05/19[a]	EUR	50	63,287
Credit Suisse Group Funding Guernsey Ltd.
1.00%, 04/14/23	CHF	100	103,679
1.25%, 04/14/22[a]	EUR	100	120,504
Demeter Investments BV for Zurich Insurance Co. Ltd.
VRN, (3 mo. Euribor + 3.950%)
3.50%, 10/01/46 (Call 10/01/26)[a,b]	EUR	100	132,060

Security	Principal (000s)		Value
Glencore Canada Financial Corp.
7.38%, 05/27/20[a]	GBP	50	$76,189
Glencore Finance Europe Ltd.
2.63%, 12/03/18[a]	CHF	150	154,894
Glencore Finance Europe SA
3.75%, 04/01/26 (Call 01/01/26)[a]	EUR	100	134,719
Holcim Finance Luxembourg SA
1.38%, 05/26/23 (Call 02/26/23)[a]	EUR	100	122,167
LafargeHolcim Ltd.
3.00%, 11/22/22[a]	CHF	100	113,751
Nestle Finance International Ltd.
0.75%, 11/08/21[a]	EUR	100	120,606
Nestle Holdings Inc.
0.25%, 10/04/27	CHF	900	903,864
Novartis Finance SA
0.63%, 09/20/28[a]	EUR	100	112,852
Roche Holdings Inc.
6.50%, 03/04/21[a]	EUR	100	142,293
Swiss Re ReAssure Ltd.
1.38%, 05/27/23[a]	EUR	150	182,193
UBS AG/London
1.25%, 09/03/21[a]	EUR	100	121,649
UBS Group Funding Switzerland AG
1.50%, 11/30/24 (Call 11/30/23)[a]	EUR	200	243,274

			3,400,614
UNITED KINGDOM — 2.98%
AA Bond Co. Ltd.
2.88%, 07/31/43 (Call 10/31/21)[a]	GBP	100	134,213
Anglian Water Services Financing PLC
4.50%, 02/22/26[a]	GBP	100	150,923
Annington Funding PLC
3.18%, 07/12/29 (Call 04/12/29)[a]	GBP	100	134,754
Aviva PLC
VRN, (3 mo. LIBOR GBP + 3.260%)
6.88%, 05/20/58 (Call 05/20/38)[b]	GBP	50	89,745

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
VRN, (5 year EUR Swap + 3.480%)
3.88%, 07/03/44 (Call 07/03/24)[a,b]	EUR	100	$130,828
VRN, (6 mo. LIBOR GBP + 1.880%)
5.90%, (Call 07/27/20)[b,c]	GBP	25	36,021
Bank of Scotland PLC
4.88%, 12/20/24	GBP	125	202,770
Barclays Bank PLC
4.25%, 01/12/22[a]	GBP	100	149,936
10.00%, 05/21/21[a]	GBP	100	168,003
Barclays PLC
1.88%, 03/23/21[a]	EUR	100	122,398
3.13%, 01/17/24[a]	GBP	100	138,123
BAT International Finance PLC
0.88%, 10/13/23 (Call 07/13/23)[a]	EUR	100	118,487
2.25%, 01/16/30 (Call 10/16/29)[a]	EUR	200	246,028
6.00%, 11/24/34	GBP	50	91,163
7.25%, 03/12/24	GBP	50	86,100
BG Energy Capital PLC
1.25%, 11/21/22 (Call 08/21/22)[a]	EUR	100	122,236
BP Capital Markets PLC
1.12%, 01/25/24 (Call 10/25/23)[a]	EUR	100	120,810
1.95%, 03/03/25[a]	EUR	150	189,952
4.15%, 06/01/20[a]	EUR	150	194,270
British Telecommunications PLC
1.13%, 03/10/23[a]	EUR	100	120,299
1.75%, 03/10/26[a]	EUR	100	121,578
Cadent Finance PLC
2.13%, 09/22/28[a]	GBP	100	128,309
Centrica PLC
7.00%, 09/19/33[a]	GBP	50	98,687
Compass Group International BV
0.63%, 07/03/24 (Call 04/03/24)[a]	EUR	100	116,521
Coventry Building Society
4.63%, 04/19/18[a]	GBP	100	135,335

Security	Principal (000s)		Value
Diageo Finance PLC
2.38%, 05/20/26 (Call 02/20/26)[a]	EUR	100	$131,407
Eastern Power Networks PLC
5.75%, 03/08/24[a]	GBP	50	80,922
FCE Bank PLC
1.88%, 06/24/21[a]	EUR	100	123,358
2.73%, 06/03/22[a]	GBP	100	137,500
G4S International Finance PLC
1.50%, 06/02/24 (Call 03/02/24)[a]	EUR	100	118,785
Gatwick Funding Ltd.
6.13%, 03/02/28[a]	GBP	100	169,756
GlaxoSmithKline Capital PLC
1.00%, 09/12/26 (Call 06/12/26)[a]	EUR	100	117,878
5.25%, 12/19/33	GBP	50	90,321
6.38%, 03/09/39	GBP	50	104,504
Great Rolling Stock Co. Ltd. (The)
6.88%, 07/27/35[a]	GBP	82	141,919
Hammerson PLC
7.25%, 04/21/28	GBP	25	46,223
HBOS PLC
VRN, (3 mo. Euribor + 1.365%)
4.50%, 03/18/30 (Call 03/18/25)[b]	EUR	100	137,992
Heathrow Funding Ltd.
5.23%, 02/15/23[a]	GBP	50	77,599
6.45%, 12/10/31[a]	GBP	100	188,866
HSBC Bank PLC
5.38%, 08/22/33[a]	GBP	50	86,099
6.50%, 07/07/23[a]	GBP	50	81,524
HSBC Holdings PLC
0.88%, 09/06/24[a]	EUR	150	175,683
3.13%, 06/07/28	EUR	200	262,636
3.20%, 12/05/23	CAD	50	39,422
6.50%, 05/20/24[a]	GBP	50	84,351
6.75%, 09/11/28[a]	GBP	50	88,170
VRN, (5 year EUR Swap + 1.950%)
3.38%, 01/10/24 (Call 01/10/19)[a,b]	EUR	100	121,121

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Imperial Brands Finance PLC
1.38%, 01/27/25 (Call 10/27/24)[a]	EUR	100	$119,103
5.00%, 12/02/19[a]	EUR	100	128,822
8.13%, 03/15/24[a]	GBP	50	88,968
Land Securities Capital Markets PLC
VRN, (3 mo. LIBOR GBP + 1.128%)
5.39%, 03/31/27 (Call 03/31/25)[a,b]	GBP	50	82,262
Leeds Building Society
4.88%, 11/16/20[a]	GBP	100	148,619
Legal & General Finance PLC
5.88%, 04/05/33[a]	GBP	25	45,879
Legal & General Group PLC
VRN, (5 year UK Government Bond + 4.580%)
5.38%, 10/27/45 (Call 10/27/25)[a,b]	GBP	100	148,942
Lloyds Bank PLC
0.38%, 01/18/21[a]	EUR	100	118,388
0.50%, 07/22/20[a]	EUR	200	237,496
6.50%, 03/24/20[a]	EUR	50	67,047
7.50%, 04/15/24[a]	GBP	100	177,747
Lloyds Banking Group PLC
0.75%, 11/09/21[a]	EUR	100	119,172
London & Quadrant Housing Trust
5.50%, 01/27/40[a]	GBP	50	93,406
Manchester Airport Group Funding PLC
4.13%, 04/02/24[a]	GBP	100	149,562
Marks & Spencer PLC
3.00%, 12/08/23[a]	GBP	100	137,233
Motability Operations Group PLC
2.38%, 03/14/32[a]	GBP	100	130,356
Muenchener Hypothekenbank eG
0.63%, 10/23/26[a]	EUR	200	234,511
Nationwide Building Society
0.13%, 01/25/21[a]	EUR	200	234,924
0.75%, 06/25/19[a]	EUR	100	118,682
1.13%, 06/03/22[a]	EUR	100	120,751

Security	Principal (000s)		Value
3.25%, 01/20/28[a]	GBP	100	$143,028
Network Rail Infrastructure Finance PLC
4.63%, 07/21/20[a]	GBP	200	293,381
4.75%, 01/22/24[a]	GBP	50	80,350
4.75%, 11/29/35	GBP	50	93,540
NGG Finance PLC
VRN, (7 year EUR Swap + 2.880%)
4.25%, 06/18/76 (Call 06/18/20)[a,b]	EUR	100	126,991
Northumbrian Water Finance PLC
1.63%, 10/11/26[a]	GBP	100	126,866
Notting Hill Housing Trust
3.75%, 12/20/32[a]	GBP	100	146,547
Orbit Capital PLC
3.50%, 03/24/45[a]	GBP	100	141,125
Prudential PLC
6.13%, 12/19/31[a]	GBP	50	85,090
RL Finance Bonds No. 2 PLC
VRN, (5 year UK Government Bond + 4.321%)
6.13%, 11/30/43 (Call 11/30/23)[a,b]	GBP	100	150,712
Royal Bank of Scotland Group PLC
2.50%, 03/22/23[a]	EUR	100	125,822
Royal Bank of Scotland PLC (The)
0.50%, 05/15/24[a]	EUR	150	175,761
5.50%, 03/23/20[a]	EUR	50	65,908
Santander UK Group Holdings PLC
1.13%, 09/08/23[a]	EUR	100	118,396
Santander UK PLC
0.25%, 08/09/21[a]	EUR	100	117,818
1.63%, 11/26/20[a]	EUR	200	245,727
Scottish Widows Ltd.
5.50%, 06/16/23[a]	GBP	100	150,053
Segro PLC
2.38%, 10/11/29[a]	GBP	100	131,839
Severn Trent Utilities Finance PLC
3.63%, 01/16/26[a]	GBP	100	146,573
Sky PLC
1.50%, 09/15/21[a]	EUR	100	121,892

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Smiths Group PLC
2.00%, 02/23/27 (Call 11/23/26)[a]	EUR	100	$121,816
South Eastern Power Networks PLC
5.63%, 09/30/30	GBP	100	175,885
Southern Electric Power Co. Ltd.
5.50%, 06/07/32[a]	GBP	50	88,490
Southern Gas Networks PLC
Series A7
4.88%, 03/21/29[a]	GBP	50	82,952
Southern Water Services Finance Ltd.
6.19%, 03/31/29[a]	GBP	25	46,076
SSE PLC
VRN, (5 year GBP Swap + 2.342%)
3.88%, (Call 09/10/20)[a,b,c]	GBP	100	137,649
Standard Chartered PLC
3.63%, 11/23/22[a]	EUR	100	132,030
VRN, (5 year EUR Swap + 2.300%)
4.00%, 10/21/25 (Call 10/21/20)[a,b]	EUR	100	127,741
Standard Life Aberdeen PLC
VRN, (5 year UK Government Bond + 2.850%)
6.75%, (Call 07/12/27)[a,b,c]	GBP	25	40,917
Thames Water Utilities Cayman Finance Ltd.
2.63%, 01/24/32[a]	GBP	100	129,030
VRN, (3 mo. LIBOR GBP + 7.970%)
5.75%, 09/13/30 (Call 09/13/22)[b]	GBP	50	76,455
THFC Funding No. 2 PLC
6.35%, 07/08/41	GBP	50	99,716
Vodafone Group PLC
0.38%, 12/03/24	CHF	100	100,489
0.50%, 01/30/24[a]	EUR	100	115,345
1.25%, 08/25/21[a]	EUR	100	121,543
5.63%, 12/04/25	GBP	50	82,053
5.90%, 11/26/32	GBP	50	85,809

Security	Principal (000s)		Value
Wellcome Trust Ltd. (The)
1.13%, 01/21/27 (Call 10/21/26)[a]	EUR	100	$119,393
Western Power Distribution West Midlands PLC
3.88%, 10/17/24 (Call 07/17/24)[a]	GBP	100	148,324
WPP Finance SA
2.25%, 09/22/26[a]	EUR	100	126,521
Yorkshire Building Society
1.25%, 03/17/22[a]	EUR	100	120,266
Yorkshire Water Services Bradford Finance Ltd.
3.63%, 08/01/29	GBP	100	151,012

			13,872,326
UNITED STATES — 2.57%
3M Co.
0.38%, 02/15/22 (Call 11/15/21)	EUR	100	118,013
AbbVie Inc.
0.38%, 11/18/19 (Call 10/18/19)	EUR	100	117,547
American International Group Inc.
1.88%, 06/21/27	EUR	150	178,928
Amgen Inc.
0.41%, 03/08/23	CHF	100	101,953
Apple Inc.
0.75%, 02/25/30[a]	CHF	150	154,600
3.05%, 07/31/29	GBP	100	145,429
3.35%, 01/10/24[a]	AUD	150	116,785
AT&T Inc.
1.30%, 09/05/23	EUR	100	120,812
1.45%, 06/01/22 (Call 03/01/22)	EUR	100	122,082
3.15%, 09/04/36 (Call 06/04/36)	EUR	100	120,451
3.55%, 12/17/32 (Call 09/17/32)	EUR	100	133,064
4.38%, 09/14/29	GBP	100	149,252
7.00%, 04/30/40	GBP	50	97,029
Bank of America Corp.
2.30%, 07/25/25[a]	GBP	100	133,371

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
2.38%, 06/19/24[a]	EUR	100	$127,969
2.50%, 07/27/20[a]	EUR	150	186,791
6.13%, 09/15/21[a]	GBP	100	155,345
Series MPLE
VRN, (3 mo. CDOR + 1.202%)
3.41%, 09/20/25 (Call 09/20/24)[b]	CAD	200	158,163
Berkshire Hathaway Inc.
1.13%, 03/16/27 (Call 12/16/26)	EUR	100	117,509
Celanese U.S. Holdings LLC
1.13%, 09/26/23 (Call 06/26/23)	EUR	150	176,950
Citigroup Inc.
0.75%, 10/26/23 (Call 07/26/23)[a]	EUR	100	116,862
1.38%, 10/27/21[a]	EUR	200	243,680
5.15%, 05/21/26	GBP	100	161,914
Coca-Cola Co. (The)
0.25%, 12/22/22[a]	CHF	50	50,970
0.75%, 03/09/23 (Call 12/09/22)	EUR	150	179,508
1.63%, 03/09/35 (Call 12/09/34)	EUR	100	119,583
Coca-Cola European Partners U.S. LLC
1.88%, 03/18/30 (Call 12/18/29)[a]	EUR	100	122,617
DH Europe Finance SA
2.50%, 07/08/25 (Call 04/08/25)	EUR	100	131,141
Ecolab Inc.
1.00%, 01/15/24 (Call 10/15/23)	EUR	100	118,699
Eli Lilly & Co.
1.63%, 06/02/26 (Call 03/02/26)	EUR	100	123,860
Fidelity National Information Services Inc.
1.10%, 07/15/24 (Call 04/15/24)	EUR	200	234,069
Flemish Community (The)
0.38%, 10/13/26[a]	EUR	100	114,073

Security	Principal (000s)		Value
GE Capital European Funding Unlimited Co.
5.38%, 01/23/20	EUR	150	$196,393
GE Capital UK Funding
6.25%, 05/05/38	GBP	50	101,417
General Electric Co.
1.25%, 05/26/23 (Call 02/26/23)	EUR	100	121,870
1.50%, 05/17/29 (Call 02/17/29)	EUR	100	117,987
2.13%, 05/17/37 (Call 02/17/37)	EUR	100	116,953
Goldman Sachs Group Inc. (The)
1.63%, 07/27/26[a]	EUR	100	118,758
2.00%, 07/27/23[a]	EUR	100	124,300
2.63%, 08/19/20[a]	EUR	100	124,990
2.88%, 06/03/26[a]	EUR	50	65,263
5.50%, 10/12/21	GBP	100	151,255
HCN Canadian Holdings-1 LP
3.35%, 11/25/20	CAD	100	79,667
Honeywell International Inc.
0.65%, 02/21/20	EUR	100	118,532
International Business Machines Corp.
1.13%, 09/06/24	EUR	100	120,762
2.75%, 12/21/20	GBP	100	139,574
Johnson & Johnson
0.65%, 05/20/24 (Call 02/20/24)	EUR	100	118,707
JPMorgan Chase & Co.
0.50%, 12/04/23[a]	CHF	50	51,299
0.63%, 01/25/24 (Call 11/25/23)[a]	EUR	100	116,252
1.50%, 01/27/25[a]	EUR	150	183,003
2.63%, 04/23/21[a]	EUR	200	253,342
Kraft Heinz Foods Co.
1.50%, 05/24/24 (Call 02/24/24)[a]	EUR	100	119,925
MasterCard Inc.
1.10%, 12/01/22 (Call 09/01/22)	EUR	100	121,198
McDonald’s Corp.
0.17%, 10/04/24	CHF	100	100,067
5.88%, 04/23/32	GBP	25	44,723

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
McKesson Corp.
1.50%, 11/17/25 (Call 08/17/25)	EUR	150	$180,799
Merck & Co. Inc.
0.50%, 11/02/24 (Call 08/02/24)	EUR	100	116,556
Metropolitan Life Global Funding I
0.88%, 01/20/22[a]	EUR	150	179,396
Microsoft Corp.
2.13%, 12/06/21 (Call 09/06/21)	EUR	100	126,388
Mondelez International Inc.
0.63%, 12/30/21 (Call 11/30/21)[a]	CHF	50	51,262
Morgan Stanley
1.00%, 12/02/22	EUR	150	179,319
1.75%, 03/11/24	EUR	100	122,786
2.38%, 03/31/21	EUR	50	62,682
5.38%, 08/10/20	EUR	50	66,939
Mylan NV
2.25%, 11/22/24 (Call 09/22/24)[a]	EUR	100	122,746
PepsiCo Inc.
2.15%, 05/06/24 (Call 03/06/24)	CAD	200	151,472
Pfizer Inc.
0.25%, 03/06/22 (Call 02/06/22)	EUR	150	176,107
6.50%, 06/03/38[a]	GBP	50	105,800
Philip Morris International Inc.
1.88%, 03/03/21	EUR	100	123,598
2.88%, 03/03/26	EUR	100	134,605
Priceline Group Inc. (The)
2.15%, 11/25/22 (Call 08/25/22)	EUR	100	126,016
Procter & Gamble Co. (The)
2.00%, 08/16/22[a]	EUR	100	126,960
Prologis LP
1.38%, 05/13/21 (Call 02/13/21)	EUR	100	121,575
Southern Power Co.
Series 2016
1.00%, 06/20/22	EUR	100	119,730

Security	Principal (000s)		Value
Thermo Fisher Scientific Inc.
1.45%, 03/16/27 (Call 12/16/26)	EUR	100	$117,535
Time Warner Cable LLC
5.75%, 06/02/31	GBP	50	78,485
Toyota Motor Credit Corp.
1.00%, 03/09/21[a]	EUR	50	60,340
United Parcel Service Inc.
1.63%, 11/15/25 (Call 08/15/25)	EUR	100	124,227
Verizon Communications Inc.
1.00%, 11/30/27[a]	CHF	200	201,679
1.38%, 11/02/28	EUR	100	115,061
3.38%, 10/27/36	GBP	100	130,736
Wal-Mart Stores Inc.
4.88%, 09/21/29	EUR	50	82,111
5.63%, 03/27/34	GBP	50	94,322
5.75%, 12/19/30	GBP	25	46,231
Walgreens Boots Alliance Inc.
2.13%, 11/20/26 (Call 08/20/26)	EUR	100	122,292
Wells Fargo & Co.
1.00%, 02/02/27[a]	EUR	100	114,454
1.38%, 10/26/26[a]	EUR	200	237,480
1.50%, 05/24/27[a]	EUR	150	178,772
2.25%, 09/03/20[a]	EUR	100	124,056
3.50%, 09/12/29[a]	GBP	100	147,090
3.87%, 05/21/25	CAD	25	20,017
Series MPLE
2.09%, 04/25/22	CAD	200	152,457
Welltower Inc.
4.80%, 11/20/28 (Call 08/20/28)	GBP	100	154,649

			11,951,986

TOTAL CORPORATE BONDS & NOTES
(Cost: $101,420,134)			106,945,954

FOREIGN GOVERNMENT OBLIGATIONS — 75.64%

AUSTRALIA — 2.54%
Australia Government Bond
2.00%, 12/21/21[a]	AUD	550	419,465
2.75%, 10/21/19[a]	AUD	750	585,195
2.75%, 11/21/27[a]	AUD	700	539,800

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
2.75%, 11/21/28[a]	AUD	400	$306,749
2.75%, 06/21/35[a]	AUD	320	233,435
3.00%, 03/21/47[a]	AUD	80	56,064
3.25%, 10/21/18[a]	AUD	150	116,671
3.25%, 04/21/25[a]	AUD	870	700,279
3.25%, 04/21/29[a]	AUD	190	152,476
3.25%, 06/21/39[a]	AUD	180	137,466
3.75%, 04/21/37[a]	AUD	200	166,336
4.25%, 04/21/26[a]	AUD	1,700	1,467,218
4.50%, 04/21/33[a]	AUD	260	237,179
4.75%, 04/21/27[a]	AUD	250	225,444
5.25%, 03/15/19[a]	AUD	700	561,956
5.50%, 04/21/23[a]	AUD	300	267,742
5.75%, 05/15/21[a]	AUD	2,050	1,769,842
5.75%, 07/15/22[a]	AUD	700	621,490
Australian Capital Territory
2.50%, 05/21/26[a]	AUD	60	44,236
New South Wales Treasury Corp.
3.00%, 05/20/27[a]	AUD	100	76,725
3.00%, 03/20/28	AUD	240	182,647
5.00%, 08/20/24	AUD	150	131,919
6.00%, 02/01/18	AUD	50	38,736
6.00%, 05/01/20	AUD	50	42,032
6.00%, 03/01/22	AUD	300	265,044
Queensland Treasury Corp.
2.75%, 08/20/27[d]	AUD	270	199,955
3.00%, 03/22/24[d]	AUD	150	117,225
3.25%, 07/21/28[d]	AUD	200	153,416
4.00%, 06/21/19[d]	AUD	200	158,529
4.25%, 07/21/23[d]	AUD	150	125,158
4.75%, 07/21/25[d]	AUD	280	242,509
6.00%, 02/21/18[a]	AUD	50	38,827
6.00%, 07/21/22[a]	AUD	170	151,100
6.25%, 02/21/20[a]	AUD	50	41,965
South Australian Government Financing Authority
1.50%, 09/22/22[a]	AUD	100	73,119
3.00%, 09/20/27[a]	AUD	100	75,202
5.00%, 05/20/21	AUD	80	67,116
Tasmanian Public Finance Corp.
4.00%, 06/11/24[a]	AUD	40	32,814

Security	Principal (000s)		Value
Treasury Corp. of Victoria
1.75%, 07/27/21[a]	AUD	200	$151,660
5.50%, 11/15/18	AUD	50	39,780
5.50%, 12/17/24	AUD	290	263,173
6.00%, 10/17/22	AUD	80	71,688
Western Australian Treasury Corp.
2.50%, 07/22/20[a]	AUD	150	116,020
2.50%, 07/23/24	AUD	100	74,938
2.75%, 10/20/22	AUD	100	77,357
3.00%, 10/21/26	AUD	150	113,430
3.00%, 10/21/27	AUD	40	29,924
5.00%, 07/23/25[a]	AUD	50	43,724

			11,804,775
AUSTRIA — 1.18%
KAF Karntner Ausgleichszahlungs-Fonds
0.00%, 01/14/32[a]	EUR	150	146,464
Republic of Austria Government Bond
0.00%, 07/15/23[d]	EUR	500	585,009
0.25%, 10/18/19[d]	EUR	400	474,228
0.50%, 04/20/27[d]	EUR	620	720,196
1.50%, 02/20/47[d]	EUR	50	58,128
1.50%, 11/02/86[d]	EUR	170	172,611
1.65%, 10/21/24[d]	EUR	150	193,561
1.95%, 06/18/19[d]	EUR	400	486,115
2.40%, 05/23/34[d]	EUR	100	140,466
3.15%, 06/20/44[d]	EUR	220	356,436
3.65%, 04/20/22[d]	EUR	350	480,937
3.80%, 01/26/62[d]	EUR	135	262,956
3.90%, 07/15/20[d]	EUR	300	392,066
4.15%, 03/15/37[d]	EUR	290	514,912
4.35%, 03/15/19[d]	EUR	100	124,567
4.85%, 03/15/26[d]	EUR	250	402,350

			5,511,002
BELGIUM — 2.11%
Kingdom of Belgium Government Bond
0.80%, 06/22/25[d]	EUR	510	617,652
0.80%, 06/22/27[d]	EUR	400	474,587
1.00%, 06/22/26[d]	EUR	310	378,660
1.00%, 06/22/31[d]	EUR	240	279,703
1.45%, 06/22/37[d]	EUR	160	189,898

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
1.60%, 06/22/47[d]	EUR	215	$245,297
1.90%, 06/22/38[d]	EUR	120	153,109
2.15%, 06/22/66[d]	EUR	90	111,829
2.25%, 06/22/23[a]	EUR	550	727,425
2.25%, 06/22/57[d]	EUR	60	77,458
2.60%, 06/22/24[d]	EUR	300	408,111
3.00%, 09/28/19[a]	EUR	180	224,330
3.00%, 06/22/34[d]	EUR	290	432,504
3.75%, 09/28/20[d]	EUR	850	1,116,092
3.75%, 06/22/45[a]	EUR	255	441,390
4.00%, 03/28/19	EUR	500	620,765
4.00%, 03/28/32[a]	EUR	270	442,946
4.25%, 09/28/21[d]	EUR	210	290,084
4.25%, 09/28/22[a]	EUR	500	712,949
4.25%, 03/28/41[d]	EUR	320	582,684
4.50%, 03/28/26[d]	EUR	250	392,888
5.00%, 03/28/35[d]	EUR	210	394,148
5.50%, 03/28/28	EUR	275	480,036

			9,794,545
BULGARIA — 0.03%
Bulgaria Government International Bond
3.00%, 03/21/28[a]	EUR	100	132,301

			132,301
CANADA — 4.43%
Canada Housing Trust
2.00%, 12/15/19[d]	CAD	100	78,316
2.35%, 12/15/18[d]	CAD	50	39,207
Canada Housing Trust No. 1
2.90%, 06/15/24[d]	CAD	350	284,192
Canada Housing Trust No. 1
1.15%, 12/15/21[d]	CAD	200	150,780
1.20%, 06/15/20[d]	CAD	100	76,742
1.25%, 06/15/21[d]	CAD	880	669,758
1.50%, 12/15/21[d]	CAD	200	152,913
1.70%, 12/15/17[d]	CAD	100	77,639
1.75%, 06/15/22[d]	CAD	250	192,373
1.90%, 09/15/26[d]	CAD	160	119,807
1.95%, 06/15/19[d]	CAD	300	234,526
2.25%, 12/15/25[d]	CAD	100	77,448
2.35%, 06/15/27[d]	CAD	200	154,447
2.55%, 03/15/25[d]	CAD	120	95,261
Canadian Government Bond
0.75%, 03/01/21	CAD	800	605,619

Security	Principal (000s)		Value
1.50%, 03/01/20	CAD	1,500	$1,166,139
1.75%, 03/01/19	CAD	1,740	1,357,662
2.75%, 12/01/48	CAD	500	425,436
2.75%, 12/01/64	CAD	130	114,405
3.50%, 06/01/20	CAD	1,800	1,469,839
3.50%, 12/01/45	CAD	370	355,698
3.75%, 06/01/19	CAD	100	80,472
4.00%, 06/01/41	CAD	695	702,834
5.00%, 06/01/37	CAD	270	299,624
5.75%, 06/01/33	CAD	540	616,042
City of Montreal Canada
3.15%, 12/01/36	CAD	50	38,143
3.50%, 09/01/23	CAD	60	49,296
City of Toronto Canada
2.40%, 06/07/27	CAD	100	74,926
2.95%, 04/28/35	CAD	50	37,387
Financement-Quebec
2.45%, 12/01/19	CAD	200	157,771
Municipal Finance Authority of British Columbia
4.88%, 06/03/19	CAD	130	106,015
Province of Alberta Canada
1.60%, 09/01/22	CAD	250	189,710
2.20%, 06/01/26	CAD	100	75,329
2.35%, 06/01/25	CAD	50	38,450
2.55%, 12/15/22	CAD	200	158,400
2.55%, 06/01/27	CAD	150	115,237
3.05%, 12/01/48	CAD	200	152,790
3.30%, 12/01/46	CAD	40	31,926
3.45%, 12/01/43	CAD	25	20,429
Province of British Columbia Canada
2.55%, 06/18/27	CAD	100	77,560
2.80%, 06/18/48	CAD	50	37,353
2.85%, 06/18/25	CAD	50	40,074
3.20%, 06/18/44	CAD	50	40,157
3.25%, 12/18/21	CAD	650	530,796
4.95%, 06/18/40	CAD	100	102,359
5.00%, 06/18/31	CAD	120	116,166
6.35%, 06/18/31	CAD	40	43,469
Province of Manitoba Canada
0.75%, 12/15/21[a]	GBP	100	130,700
1.15%, 11/21/19	CAD	150	115,298
2.45%, 06/02/25	CAD	50	38,687

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
2.60%, 06/02/27	CAD	200	$154,014
2.85%, 09/05/46	CAD	40	28,960
3.40%, 09/05/48	CAD	130	105,134
4.15%, 06/03/20	CAD	50	41,174
4.60%, 03/05/38	CAD	70	65,958
Province of New Brunswick Canada
2.35%, 08/14/27	CAD	150	112,510
2.60%, 08/14/26	CAD	200	154,703
2.85%, 06/02/23	CAD	50	40,016
3.55%, 06/03/43	CAD	10	8,186
4.50%, 06/02/20	CAD	40	33,200
4.55%, 03/26/37	CAD	60	55,761
Province of Newfoundland and Labrador Canada
3.00%, 06/02/26	CAD	130	102,859
3.30%, 10/17/46	CAD	100	76,851
3.70%, 10/17/48	CAD	20	16,611
Province of Nova Scotia Canada
2.10%, 06/01/27	CAD	110	81,327
3.50%, 06/02/62	CAD	30	25,176
4.40%, 06/01/42	CAD	20	18,824
4.70%, 06/01/41	CAD	100	97,550
Province of Ontario Canada
0.38%, 06/14/24[a]	EUR	200	232,422
1.35%, 03/08/22	CAD	1,090	822,933
1.95%, 01/27/23	CAD	150	115,361
2.40%, 06/02/26	CAD	200	153,554
2.60%, 06/02/25	CAD	250	196,160
2.60%, 06/02/27	CAD	200	154,930
2.80%, 06/02/48	CAD	540	397,311
2.85%, 06/02/23	CAD	50	40,146
2.90%, 12/02/46	CAD	50	37,440
3.00%, 09/28/20	EUR	50	63,797
3.45%, 06/02/45	CAD	190	157,347
3.50%, 06/02/24	CAD	470	391,010
3.50%, 06/02/43	CAD	290	241,480
4.00%, 06/02/21	CAD	200	166,459
4.20%, 06/02/20	CAD	50	41,236
4.60%, 06/02/39	CAD	130	125,367
4.65%, 06/02/41	CAD	400	392,485
4.70%, 06/02/37	CAD	240	232,050
5.60%, 06/02/35	CAD	250	263,151
5.85%, 03/08/33	CAD	60	63,331

Security	Principal (000s)		Value
6.20%, 06/02/31	CAD	80	$85,386
6.50%, 03/08/29	CAD	50	52,825
Province of Quebec Canada
0.88%, 01/15/25[a]	EUR	100	119,668
0.88%, 05/04/27[a]	EUR	100	116,967
1.65%, 03/03/22	CAD	400	306,428
2.50%, 09/01/26	CAD	300	232,125
2.75%, 09/01/25	CAD	250	198,208
2.75%, 09/01/27	CAD	500	392,433
3.00%, 09/01/23	CAD	50	40,461
3.50%, 12/01/45	CAD	250	209,158
3.50%, 12/01/48	CAD	170	143,587
3.75%, 09/01/24	CAD	100	84,507
4.25%, 12/01/21	CAD	200	169,005
4.25%, 12/01/43	CAD	160	149,982
4.50%, 12/01/20	CAD	50	41,923
5.00%, 12/01/38	CAD	140	141,468
5.00%, 12/01/41	CAD	100	102,970
5.75%, 12/01/36	CAD	50	54,178
6.25%, 06/01/32	CAD	110	119,273
Province of Saskatchewan Canada
2.75%, 12/02/46	CAD	10	7,174
3.20%, 06/03/24	CAD	20	16,350
3.40%, 02/03/42	CAD	100	81,063
4.75%, 06/01/40	CAD	100	97,921
Regional Municipality of York
2.60%, 12/15/25	CAD	50	38,624

			20,624,075
CHILE — 0.03%
Chile Government International Bond
1.75%, 01/20/26[a]	EUR	100	123,039

			123,039
CHINA — 0.03%
Export-Import Bank of China (The)
0.25%, 03/14/20[a]	EUR	100	116,695

			116,695
CZECH REPUBLIC — 0.31%
Czech Republic Government Bond
0.45%, 10/25/23[a]	CZK	3,500	154,315
0.85%, 03/17/18[a]	CZK	500	22,778

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.95%, 05/15/30[a]	CZK	1,500	$61,330
1.50%, 10/29/19[a]	CZK	3,000	139,427
2.50%, 08/25/28[a]	CZK	3,000	147,511
3.63%, 04/14/21[a]	EUR	50	66,017
3.75%, 09/12/20[a]	CZK	8,000	397,012
3.85%, 09/29/21[a]	CZK	600	30,630
4.70%, 09/12/22[a]	CZK	2,000	107,994
5.70%, 05/25/24[a]	CZK	750	44,331
Czech Republic International
3.88%, 05/24/22[a]	EUR	200	274,614

			1,445,959
DENMARK — 0.57%
Denmark Government Bond
0.25%, 11/15/18	DKK	1,200	189,623
0.50%, 11/15/27	DKK	700	109,985
1.50%, 11/15/23	DKK	2,650	454,727
1.75%, 11/15/25	DKK	1,400	246,832
3.00%, 11/15/21	DKK	1,600	284,819
4.00%, 11/15/19	DKK	1,750	299,820
4.50%, 11/15/39	DKK	3,000	797,257
7.00%, 11/10/24	DKK	500	116,815
Kommunekredit
0.75%, 05/18/27[a]	EUR	120	140,247

			2,640,125
FINLAND — 0.44%
Finland Government Bond
0.00%, 04/15/22[d]	EUR	200	236,268
0.38%, 09/15/20[d]	EUR	300	358,942
0.50%, 04/15/26[d]	EUR	280	331,209
0.88%, 09/15/25[d]	EUR	230	281,373
1.38%, 04/15/47[d]	EUR	50	58,987
1.50%, 04/15/23[d]	EUR	200	253,971
1.63%, 09/15/22[d]	EUR	50	63,616
2.63%, 07/04/42[d]	EUR	80	122,933
3.38%, 04/15/20[d]	EUR	50	63,981
Finnvera OYJ
1.13%, 05/17/32[a]	EUR	100	116,678
Municipality Finance PLC
0.75%, 09/07/27[a]	EUR	150	177,060

			2,065,018
FRANCE — 9.21%
Agence Francaise de Developpement
0.25%, 07/21/26[a]	EUR	200	224,053

Security	Principal (000s)		Value
0.50%, 10/25/22[a]	EUR	200	$237,876
3.63%, 04/21/20[a]	EUR	50	64,044
Agence France Locale
0.50%, 06/20/24[a]	EUR	100	117,874
Bpifrance Financement SA
0.13%, 11/25/20[a]	EUR	100	117,920
0.75%, 10/25/21[a]	EUR	100	120,889
0.75%, 11/25/24[a]	EUR	100	119,792
1.00%, 05/25/27[a]	EUR	100	119,040
Caisse d’Amortissement de la Dette Sociale
0.05%, 11/25/20[a]	EUR	700	826,099
0.13%, 11/25/22[a]	EUR	400	471,693
1.13%, 05/25/19[a]	EUR	100	119,487
1.38%, 11/25/24[a]	EUR	50	63,027
2.50%, 10/25/22	EUR	50	65,915
4.00%, 12/15/25[a]	EUR	300	451,625
Caisse de Refinancement de l’Habitat SA
2.38%, 03/05/24	CHF	150	173,329
3.50%, 06/22/20	EUR	150	192,533
3.90%, 01/18/21	EUR	150	198,378
4.00%, 06/17/22	EUR	150	207,886
Caisse des Depots et Consignations
0.20%, 03/01/22[a]	EUR	100	118,813
4.13%, 02/20/19	EUR	50	61,792
Caisse Francaise de Financement Local
0.38%, 05/11/24[a]	EUR	100	117,220
0.75%, 01/11/27[a]	EUR	100	117,250
3.50%, 09/24/20	EUR	200	258,561
5.38%, 07/08/24	EUR	100	155,445
Caisse Francaise de Financement Local SADIR
0.20%, 04/27/23[a]	EUR	100	116,940
French Republic Government Bond OAT
0.00%, 02/25/19[a]	EUR	2,840	3,337,738
0.00%, 02/25/20[a]	EUR	2,000	2,362,402
0.00%, 05/25/22[a]	EUR	500	589,639
0.25%, 11/25/26[a]	EUR	540	614,277
0.50%, 11/25/19[a]	EUR	1,100	1,312,046
0.50%, 05/25/25[a]	EUR	500	593,758

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.50%, 05/25/26[a]	EUR	460	$539,424
1.00%, 05/25/19[a]	EUR	2,000	2,391,363
1.00%, 11/25/25[a]	EUR	800	981,932
1.00%, 05/25/27[a]	EUR	800	966,759
1.25%, 05/25/36[d]	EUR	640	736,241
1.50%, 05/25/31[a]	EUR	960	1,187,790
1.75%, 05/25/23[a]	EUR	900	1,157,683
1.75%, 11/25/24[a]	EUR	650	842,420
1.75%, 05/25/66[d]	EUR	105	117,210
2.00%, 05/25/48[d]	EUR	220	272,897
2.25%, 10/25/22[a]	EUR	550	719,717
2.25%, 05/25/24[a]	EUR	1,120	1,493,279
2.50%, 10/25/20[a]	EUR	1,300	1,652,779
2.50%, 05/25/30[a]	EUR	550	761,447
3.00%, 04/25/22[a]	EUR	1,000	1,339,623
3.25%, 10/25/21[a]	EUR	500	667,726
3.25%, 05/25/45[a]	EUR	590	934,584
3.50%, 04/25/20[a]	EUR	800	1,027,579
3.50%, 04/25/26[a]	EUR	1,050	1,543,577
3.75%, 04/25/21[a]	EUR	130	173,907
4.00%, 10/25/38[a]	EUR	600	1,037,803
4.00%, 04/25/55[a]	EUR	360	671,372
4.00%, 04/25/60[a]	EUR	340	648,677
4.25%, 04/25/19[a]	EUR	400	500,197
4.25%, 10/25/23[a]	EUR	400	586,869
4.50%, 04/25/41[a]	EUR	830	1,553,454
4.75%, 04/25/35[a]	EUR	660	1,202,077
5.50%, 04/25/29[a]	EUR	450	797,465
5.75%, 10/25/32[a]	EUR	700	1,348,975
6.00%, 10/25/25[a]	EUR	150	254,754
Region of Ile de France
0.50%, 06/14/25[a]	EUR	100	116,967
SFIL SA
0.10%, 10/18/22[a]	EUR	100	116,995
UNEDIC
0.30%, 11/04/21[a]	EUR	100	119,138
0.63%, 02/17/25[a]	EUR	100	119,559
0.63%, 03/03/26[a]	EUR	100	118,553
1.50%, 04/20/32[a]	EUR	100	122,406
UNEDIC ASSEO
0.88%, 10/25/22[a]	EUR	300	366,533

			42,837,072

Security	Principal (000s)		Value
GERMANY — 7.19%
Bundesobligation
0.00%, 04/17/20[a]	EUR	1,150	$1,363,070
0.00%, 10/07/22[a]	EUR	500	592,494
0.50%, 04/12/19[a]	EUR	3,500	4,154,468
1.00%, 02/22/19[a]	EUR	600	715,710
Bundesrepublik Deutschland
0.00%, 08/15/26[a]	EUR	100	114,453
0.25%, 02/15/27[a]	EUR	700	812,896
0.50%, 02/15/25[a]	EUR	600	725,538
0.50%, 02/15/26[a]	EUR	620	744,970
1.00%, 08/15/24[a]	EUR	450	563,303
1.00%, 08/15/25[a]	EUR	150	187,780
1.50%, 09/04/22[a]	EUR	500	636,441
1.50%, 02/15/23[a]	EUR	500	638,835
1.50%, 05/15/24[a]	EUR	1,500	1,934,522
1.75%, 07/04/22[a]	EUR	1,010	1,297,413
1.75%, 02/15/24[a]	EUR	350	457,093
2.00%, 01/04/22[a]	EUR	1,360	1,751,241
2.25%, 09/04/20[a]	EUR	1,000	1,263,318
2.25%, 09/04/21[a]	EUR	970	1,253,025
2.50%, 07/04/44[a]	EUR	460	703,853
2.50%, 08/15/46[a]	EUR	580	894,588
3.00%, 07/04/20[a]	EUR	900	1,153,259
3.25%, 07/04/21[a]	EUR	500	665,268
3.25%, 07/04/42[a]	EUR	200	343,071
3.50%, 07/04/19[a]	EUR	970	1,211,791
4.00%, 01/04/37[a]	EUR	500	900,326
4.25%, 07/04/39[a]	EUR	500	955,690
4.75%, 07/04/28[a]	EUR	300	508,060
4.75%, 07/04/34[a]	EUR	405	763,691
4.75%, 07/04/40[a]	EUR	500	1,027,282
5.50%, 01/04/31[a]	EUR	200	377,160
Erste Abwicklungsanstalt
0.00%, 12/07/18[a]	EUR	100	117,077
FMS Wertmanagement AoeR
0.00%, 10/20/20[a]	EUR	200	235,583
0.13%, 04/16/20[a]	EUR	100	118,050
1.25%, 03/08/19[a]	GBP	100	133,860
1.88%, 05/09/19[a]	EUR	100	120,734
Gemeinsame Deutsche Bundeslaender
0.25%, 10/01/20	EUR	175	207,434
0.25%, 03/18/24	EUR	100	117,022

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.63%, 10/25/27[a]	EUR	100	$116,105
HSH Finanzfonds AoeR
0.13%, 09/20/24	EUR	100	114,269
Land Hessen
0.38%, 07/04/22[a]	EUR	50	59,575
Land Niedersachsen
0.40%, 07/10/20	EUR	50	59,476
Land Thueringen
0.20%, 10/26/26[a]	EUR	60	67,737
0.50%, 03/02/27[a]	EUR	100	115,424
State of Baden-Wurttemberg
0.63%, 01/27/26[a]	EUR	100	118,277
State of Berlin
0.63%, 03/20/26[a]	EUR	100	117,984
0.75%, 11/11/22[a]	EUR	50	60,575
1.50%, 08/28/20[a]	EUR	150	184,044
3.13%, 08/17/21[a]	EUR	30	39,411
State of Berlin Germany
1.38%, 06/05/37[a]	EUR	70	80,973
State of Bremen
0.00%, 06/06/19[a]	EUR	200	234,805
0.50%, 10/07/22[a]	EUR	100	119,590
State of Hesse
0.00%, 09/15/21[a]	EUR	200	234,698
0.38%, 07/06/26	EUR	200	230,516
1.75%, 01/20/23[a]	EUR	50	63,591
State of Lower Saxony
0.00%, 08/02/24[a]	EUR	100	114,611
0.50%, 06/08/26[a]	EUR	150	174,751
State of North Rhine-Westphalia Germany
0.00%, 02/16/21[a]	EUR	150	176,397
0.20%, 02/16/24[a]	EUR	160	186,744
0.50%, 02/16/27[a]	EUR	100	115,509
0.63%, 07/21/31[a]	EUR	160	173,822
0.75%, 08/16/41[a]	EUR	50	49,095
0.88%, 12/04/17[a]	EUR	50	58,321
1.55%, 06/16/48[a]	EUR	50	57,148
1.63%, 10/24/30[a]	EUR	50	62,053
1.65%, 05/16/47[a]	EUR	70	82,039
1.75%, 05/17/19[a]	EUR	200	241,159
1.88%, 09/15/22[a]	EUR	50	63,784
State of Rhineland-Palatinate
0.75%, 01/19/26[a]	EUR	100	119,357

			33,452,209

Security	Principal (000s)		Value
HUNGARY — 0.15%
Hungary Government Bond
2.50%, 10/27/21	HUF	50,000	$198,481
2.75%, 12/22/26	HUF	40,000	154,090
5.50%, 06/24/25	HUF	75,000	347,213

			699,784
INDONESIA — 0.03%
Indonesia Government International Bond
3.75%, 06/14/28[a]	EUR	100	132,222

			132,222
IRELAND — 0.74%
Ireland Government Bond
1.00%, 05/15/26[a]	EUR	480	579,004
1.70%, 05/15/37[a]	EUR	220	264,690
2.00%, 02/18/45[a]	EUR	100	123,309
2.40%, 05/15/30[a]	EUR	200	270,282
3.40%, 03/18/24[a]	EUR	110	154,690
3.90%, 03/20/23[a]	EUR	400	565,103
4.40%, 06/18/19	EUR	300	378,108
4.50%, 04/18/20	EUR	600	786,537
5.00%, 10/18/20	EUR	225	305,405

			3,427,128
ISRAEL — 0.30%
Israel Government Bond — Fixed
1.00%, 04/30/21	ILS	860	249,120
2.00%, 03/31/27	ILS	400	117,415
3.75%, 03/31/24	ILS	1,050	346,143
4.00%, 01/31/18	ILS	100	28,703
5.00%, 01/31/20	ILS	100	31,476
5.50%, 01/31/22	ILS	500	171,261
5.50%, 01/31/42	ILS	350	146,655
6.00%, 02/28/19	ILS	100	30,643
6.25%, 10/30/26	ILS	350	138,412
Israel Government International Bond
1.50%, 01/18/27[a]	EUR	100	119,383

			1,379,211
ITALY — 7.99%
Italy Buoni Poliennali Del Tesoro
0.05%, 10/15/19	EUR	300	351,246
0.10%, 04/15/19	EUR	1,530	1,792,462

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.35%, 11/01/21	EUR	970	$1,131,312
0.45%, 06/01/21	EUR	1,300	1,527,656
0.65%, 11/01/20	EUR	870	1,031,638
0.65%, 10/15/23	EUR	170	194,665
0.70%, 05/01/20	EUR	200	237,459
0.90%, 08/01/22	EUR	250	295,198
0.95%, 03/15/23	EUR	750	881,419
1.05%, 12/01/19	EUR	1,400	1,672,323
1.20%, 04/01/22	EUR	810	972,559
1.25%, 12/01/26	EUR	630	709,237
1.35%, 04/15/22	EUR	200	241,478
1.45%, 11/15/24	EUR	200	235,499
1.50%, 08/01/19	EUR	700	840,614
1.50%, 06/01/25	EUR	300	351,970
1.60%, 06/01/26	EUR	400	466,362
1.65%, 03/01/32[d]	EUR	250	270,976
1.85%, 05/15/24	EUR	480	584,322
2.00%, 12/01/25	EUR	1,300	1,572,256
2.05%, 08/01/27	EUR	420	499,637
2.15%, 12/15/21	EUR	150	187,354
2.20%, 06/01/27	EUR	500	604,807
2.25%, 09/01/36[d]	EUR	300	334,880
2.45%, 09/01/33[d]	EUR	740	869,623
2.50%, 05/01/19	EUR	910	1,104,078
2.50%, 12/01/24	EUR	600	756,572
2.70%, 03/01/47[d]	EUR	240	264,602
2.80%, 03/01/67[d]	EUR	190	198,310
3.25%, 09/01/46[d]	EUR	375	462,814
3.45%, 03/01/48[d]	EUR	200	250,748
3.50%, 03/01/30[d]	EUR	770	1,030,612
3.75%, 03/01/21	EUR	350	456,664
3.75%, 05/01/21	EUR	470	615,256
3.75%, 08/01/21[a]	EUR	350	460,937
3.75%, 09/01/24	EUR	400	543,375
4.00%, 09/01/20	EUR	80	103,732
4.00%, 02/01/37[a]	EUR	430	609,009
4.25%, 02/01/19[a]	EUR	400	492,452
4.25%, 09/01/19	EUR	200	252,104
4.25%, 03/01/20	EUR	500	641,858
4.50%, 02/01/20[a]	EUR	500	643,285
4.50%, 05/01/23	EUR	1,300	1,813,536
4.50%, 03/01/24	EUR	500	704,684
4.50%, 03/01/26[a]	EUR	100	143,572
4.75%, 09/01/21	EUR	250	340,687

Security	Principal (000s)		Value
4.75%, 08/01/23[d]	EUR	100	$142,046
4.75%, 09/01/28[d]	EUR	530	786,357
4.75%, 09/01/44[d]	EUR	400	622,787
5.00%, 03/01/25[d]	EUR	350	512,540
5.00%, 08/01/34[a]	EUR	550	865,379
5.00%, 08/01/39[a]	EUR	250	399,339
5.00%, 09/01/40[a]	EUR	520	824,053
5.25%, 11/01/29	EUR	100	156,078
5.50%, 11/01/22	EUR	500	720,562
5.75%, 02/01/33	EUR	640	1,071,642
6.00%, 05/01/31	EUR	400	672,749
6.50%, 11/01/27	EUR	400	666,654

			37,186,025
JAPAN — 12.53%
Japan Government Five Year Bond
0.10%, 06/20/19	JPY	60,000	530,353
0.10%, 09/20/19	JPY	35,000	309,582
0.10%, 12/20/19	JPY	130,000	1,150,093
0.10%, 03/20/20	JPY	130,000	1,150,700
0.10%, 06/20/20	JPY	120,000	1,062,649
0.10%, 09/20/20	JPY	205,000	1,816,369
0.10%, 12/20/20	JPY	50,000	443,140
0.10%, 03/20/21	JPY	154,500	1,369,806
0.10%, 06/20/21	JPY	20,000	177,388
0.10%, 06/20/22	JPY	60,000	533,062
0.20%, 12/20/18	JPY	220,000	1,944,201
0.20%, 03/20/19	JPY	28,000	247,658
0.20%, 06/20/19	JPY	20,000	177,073
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	26,000	183,757
0.90%, 03/20/57	JPY	5,000	41,988
1.40%, 03/20/55	JPY	11,000	108,971
1.70%, 03/20/54	JPY	20,000	214,892
1.90%, 03/20/53	JPY	19,000	214,379
2.00%, 03/20/52	JPY	11,000	126,758
2.20%, 03/20/49	JPY	5,000	59,752
2.20%, 03/20/50	JPY	20,000	239,687
2.20%, 03/20/51	JPY	9,000	108,131
Japan Government Ten Year Bond
0.10%, 06/20/26	JPY	200,000	1,772,349
0.10%, 12/20/26	JPY	80,000	708,200

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.10%, 03/20/27	JPY	45,000	$397,935
0.10%, 09/20/27	JPY	55,000	485,687
0.30%, 12/20/24	JPY	78,000	703,126
0.30%, 12/20/25	JPY	80,000	721,021
0.40%, 03/20/25	JPY	70,000	635,409
0.40%, 06/20/25	JPY	35,000	317,791
0.40%, 09/20/25	JPY	57,500	522,393
0.50%, 09/20/24	JPY	135,000	1,232,334
0.60%, 03/20/23	JPY	90,000	821,128
0.60%, 09/20/23	JPY	35,000	320,110
0.60%, 12/20/23	JPY	75,000	686,841
0.60%, 03/20/24	JPY	115,000	1,053,865
0.60%, 06/20/24	JPY	40,000	367,051
0.70%, 12/20/22	JPY	110,000	1,007,222
0.80%, 09/20/22	JPY	70,000	642,536
0.80%, 12/20/22	JPY	70,000	644,132
0.80%, 06/20/23	JPY	90,000	831,219
0.80%, 09/20/23	JPY	90,000	832,494
0.90%, 03/20/22	JPY	80,000	734,996
0.90%, 06/20/22	JPY	30,000	276,165
1.00%, 09/20/20	JPY	60,000	545,370
1.00%, 09/20/21	JPY	20,000	183,591
1.00%, 12/20/21	JPY	25,000	230,045
1.00%, 03/20/22	JPY	20,000	184,564
1.20%, 12/20/20	JPY	90,000	824,787
1.20%, 06/20/21	JPY	20,000	184,413
1.30%, 12/20/19	JPY	20,000	181,505
1.30%, 03/20/20	JPY	150,000	1,365,616
1.40%, 03/20/20	JPY	130,000	1,186,383
1.50%, 06/20/19	JPY	32,000	289,284
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	53,000	403,062
0.50%, 09/20/46	JPY	29,000	232,903
0.80%, 03/20/46	JPY	36,000	314,635
0.80%, 03/20/47	JPY	26,000	225,706
0.80%, 06/20/47	JPY	7,000	60,676
1.40%, 12/20/45	JPY	25,000	251,769
1.50%, 12/20/44	JPY	27,500	283,250
1.70%, 12/20/43	JPY	12,000	128,420
1.70%, 03/20/44	JPY	10,000	107,123
1.70%, 06/20/44	JPY	10,000	107,047
1.70%, 09/20/44	JPY	19,000	203,567
1.80%, 03/20/43	JPY	30,000	326,665

Security	Principal (000s)		Value
1.90%, 09/20/42	JPY	24,000	$265,766
2.00%, 09/20/40	JPY	20,000	224,011
2.00%, 09/20/41	JPY	28,000	314,535
2.00%, 03/20/42	JPY	12,250	137,705
2.20%, 09/20/39	JPY	15,000	172,861
2.20%, 03/20/41	JPY	32,000	370,685
2.30%, 03/20/35	JPY	29,000	333,463
2.30%, 06/20/35	JPY	15,000	172,744
2.30%, 03/20/39	JPY	59,500	694,254
2.30%, 03/20/40	JPY	29,000	339,823
2.40%, 09/20/38	JPY	12,000	141,934
2.50%, 09/20/37	JPY	49,000	585,602
2.50%, 03/20/38	JPY	5,000	59,890
Japan Government Twenty Year Bond
0.40%, 03/20/36	JPY	50,000	430,881
0.50%, 09/20/36	JPY	34,000	296,649
0.70%, 03/20/37	JPY	40,000	360,007
0.80%, 06/20/23	JPY	100,000	923,577
1.00%, 12/20/35	JPY	65,000	621,644
1.20%, 12/20/34	JPY	30,000	296,687
1.20%, 09/20/35	JPY	5,000	49,342
1.30%, 06/20/35	JPY	50,500	506,147
1.40%, 09/20/34	JPY	10,000	101,842
1.50%, 03/20/33	JPY	35,000	361,015
1.50%, 03/20/34	JPY	25,000	258,204
1.50%, 06/20/34	JPY	10,000	103,192
1.60%, 03/20/32	JPY	40,000	417,108
1.60%, 03/20/33	JPY	35,000	365,804
1.60%, 12/20/33	JPY	15,000	156,963
1.70%, 12/20/22	JPY	100,000	960,662
1.70%, 12/20/31	JPY	10,000	105,287
1.70%, 03/20/32	JPY	24,000	253,188
1.70%, 06/20/32	JPY	30,000	316,702
1.70%, 09/20/32	JPY	46,000	486,253
1.70%, 12/20/32	JPY	25,000	264,404
1.70%, 06/20/33	JPY	10,000	105,924
1.70%, 09/20/33	JPY	22,000	232,929
1.80%, 06/20/31	JPY	11,000	116,968
1.80%, 12/20/31	JPY	10,000	106,551
1.80%, 12/20/32	JPY	17,600	188,202
1.90%, 12/20/28	JPY	35,000	368,647
1.90%, 09/20/30	JPY	45,000	480,874
1.90%, 06/20/31	JPY	30,000	322,344

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
2.00%, 03/20/27	JPY	35,000	$364,163
2.00%, 06/20/30	JPY	20,000	215,433
Series 49
2.10%, 03/22/21	JPY	36,000	340,652
2.10%, 12/20/26	JPY	107,000	1,118,618
2.10%, 03/20/27	JPY	50,000	524,465
2.10%, 09/20/27	JPY	30,000	316,923
2.10%, 12/20/27	JPY	50,000	529,438
2.10%, 06/20/29	JPY	40,000	431,214
2.10%, 09/20/29	JPY	25,000	270,096
2.10%, 03/20/30	JPY	10,000	108,611
2.10%, 12/20/30	JPY	36,000	393,599
2.20%, 09/21/20	JPY	130,000	1,221,266
2.20%, 03/20/28	JPY	5,000	53,576
2.20%, 12/20/29	JPY	18,000	196,891
2.20%, 03/20/30	JPY	15,000	164,504
2.30%, 06/20/27	JPY	25,000	267,583
2.40%, 03/20/20	JPY	30,000	280,048
Japan Government Two Year Bond
0.10%, 03/15/19	JPY	90,000	794,927
0.10%, 04/15/19	JPY	100,000	883,393
0.10%, 06/15/19	JPY	80,000	707,116

			58,298,560
LATVIA — 0.07%
Latvia Government International Bond
2.63%, 01/21/21[a]	EUR	250	317,338

			317,338
LITHUANIA — 0.03%
Lithuania Government International Bond
0.95%, 05/26/27[a]	EUR	120	141,367

			141,367
LUXEMBOURG — 0.06%
Luxembourg Government Bond
0.63%, 02/01/27[a]	EUR	70	82,352
2.13%, 07/10/23[a]	EUR	100	131,081
2.25%, 03/19/28[a]	EUR	50	67,791

			281,224

Security	Principal (000s)		Value
MALAYSIA — 0.56%
Malaysia Government Bond
3.48%, 03/15/23	MYR	2,200	$507,832
3.58%, 09/28/18	MYR	200	47,465
3.66%, 10/15/20	MYR	600	142,545
3.80%, 08/17/23	MYR	2,500	584,634
3.89%, 07/31/20	MYR	1,000	238,807
3.90%, 11/30/26	MYR	1,900	440,664
4.25%, 05/31/35	MYR	800	179,851
4.38%, 11/29/19	MYR	600	144,656
4.50%, 04/15/30	MYR	850	201,872
4.94%, 09/30/43	MYR	450	105,666
Malaysia Government Investment Issue
3.99%, 10/15/25	MYR	150	34,883

			2,628,875
MEXICO — 0.66%
Mexican Bonos
5.75%, 03/05/26	MXN	8,000	381,289
6.50%, 06/10/21	MXN	4,500	231,155
6.50%, 06/09/22	MXN	3,000	153,478
7.50%, 06/03/27	MXN	2,000	106,481
7.75%, 05/29/31	MXN	5,000	269,743
7.75%, 11/13/42	MXN	5,000	267,304
8.00%, 06/11/20	MXN	6,000	321,267
8.00%, 12/07/23	MXN	8,000	437,071
8.50%, 12/13/18	MXN	5,000	265,138
8.50%, 05/31/29	MXN	2,000	114,102
8.50%, 11/18/38	MXN	5,500	317,831
Mexico Government International Bond
1.38%, 01/15/25	EUR	100	116,466
3.00%, 03/06/45	EUR	100	109,995

			3,091,320
NETHERLANDS — 1.92%
Netherlands Government Bond
0.00%, 01/15/22[d]	EUR	300	355,521
0.25%, 01/15/20	EUR	600	713,830
0.50%, 07/15/26[d]	EUR	500	592,156
0.75%, 07/15/27[d]	EUR	360	430,680
1.25%, 01/15/19[d]	EUR	50	59,666
1.75%, 07/15/23[d]	EUR	240	310,284
2.00%, 07/15/24[d]	EUR	400	528,734

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
2.25%, 07/15/22[d]	EUR	900	$1,177,425
2.50%, 01/15/33[d]	EUR	100	144,206
2.75%, 01/15/47[d]	EUR	240	382,186
3.25%, 07/15/21[d]	EUR	530	704,517
3.50%, 07/15/20[d]	EUR	1,100	1,427,171
3.75%, 01/15/42[d]	EUR	370	672,702
4.00%, 07/15/19[d]	EUR	500	629,964
4.00%, 01/15/37[d]	EUR	455	813,688

			8,942,730
NEW ZEALAND — 0.27%
New Zealand Government Bond
2.75%, 04/15/25[a]	NZD	100	68,620
2.75%, 04/15/37[a]	NZD	110	67,736
3.00%, 04/15/20	NZD	300	208,331
3.50%, 04/14/33[a]	NZD	70	49,195
4.50%, 04/15/27[a]	NZD	100	77,361
5.00%, 03/15/19[a]	NZD	200	142,774
5.50%, 04/15/23[a]	NZD	200	158,245
6.00%, 05/15/21[a]	NZD	600	464,559

			1,236,821
NORWAY — 0.28%
Kommunalbanken AS
4.25%, 07/16/25	AUD	150	123,657
Norway Government Bond
1.50%, 02/19/26[d]	NOK	650	79,348
1.75%, 03/13/25[d]	NOK	550	68,803
1.75%, 02/17/27[d]	NOK	500	61,876
2.00%, 05/24/23[d]	NOK	1,000	127,463
3.00%, 03/14/24[d]	NOK	1,450	195,602
3.75%, 05/25/21[d]	NOK	3,700	496,892
4.50%, 05/22/19[d]	NOK	1,200	155,644

			1,309,285
PERU — 0.03%
Peruvian Government International Bond
2.75%, 01/30/26	EUR	100	129,746

			129,746
POLAND — 0.67%
Bank Gospodarstwa Krajowego
1.63%, 04/30/28[a]	EUR	100	117,233

Security	Principal (000s)		Value
Republic of Poland Government International Bond
0.88%, 10/14/21[a]	EUR	570	$686,034
0.88%, 05/10/27[a]	EUR	100	114,069
1.38%, 10/22/27[a]	EUR	160	189,859
1.50%, 09/09/25[a]	EUR	100	122,503
1.50%, 01/19/26[a]	EUR	170	208,375
1.63%, 01/15/19[a]	EUR	300	357,481
2.38%, 01/18/36[a]	EUR	150	188,896
3.00%, 01/15/24[a]	EUR	150	201,087
3.38%, 07/09/24[a]	EUR	220	302,121
4.00%, 03/23/21	EUR	200	265,017
4.50%, 01/18/22[a]	EUR	160	221,005
5.25%, 01/20/25	EUR	100	153,191

			3,126,871
ROMANIA — 0.10%
Romanian Government International Bond
2.75%, 10/29/25[a]	EUR	60	75,580
2.88%, 05/26/28[a]	EUR	50	61,003
3.63%, 04/24/24[a]	EUR	50	67,031
4.88%, 11/07/19[a]	EUR	200	255,823

			459,437
RUSSIA — 0.24%
Russian Federal Bond — OFZ
6.70%, 05/15/19	RUB	10,000	169,831
7.00%, 08/16/23	RUB	2,000	33,747
7.05%, 01/19/28	RUB	11,455	190,734
7.60%, 04/14/21	RUB	15,000	259,310
7.75%, 09/16/26	RUB	15,000	261,588
8.50%, 09/17/31	RUB	11,500	213,356

			1,128,566
SINGAPORE — 0.36%
Singapore Government Bond
1.25%, 10/01/21	SGD	150	108,551
1.75%, 04/01/22	SGD	150	110,540
2.25%, 06/01/21	SGD	400	299,929
2.38%, 06/01/25	SGD	150	112,747
2.50%, 06/01/19	SGD	250	186,724
2.75%, 04/01/42	SGD	100	76,392
2.75%, 03/01/46	SGD	90	68,801

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
2.88%, 09/01/30	SGD	400	$310,528
3.00%, 09/01/24	SGD	250	195,471
3.25%, 09/01/20	SGD	100	76,897
3.38%, 09/01/33	SGD	50	41,124
3.50%, 03/01/27	SGD	130	106,251

			1,693,955
SLOVAKIA — 0.16%
Slovakia Government Bond
0.63%, 05/22/26	EUR	130	151,360
1.38%, 01/21/27[a]	EUR	100	122,387
1.63%, 01/21/31[a]	EUR	130	157,887
1.88%, 03/09/37[a]	EUR	40	48,228
3.00%, 02/28/23[a]	EUR	150	204,730
4.35%, 10/14/25[a]	EUR	50	77,720

			762,312
SLOVENIA — 0.13%
Slovenia Government Bond
1.25%, 03/22/27[a]	EUR	230	276,287
1.75%, 11/03/40[a]	EUR	30	33,837
2.13%, 07/28/25[a]	EUR	100	130,317
2.25%, 03/03/32[a]	EUR	60	79,140
3.00%, 04/08/21[a]	EUR	50	64,726

			584,307
SOUTH AFRICA — 0.41%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	3,000	147,106
6.50%, 02/28/41	ZAR	750	36,280
6.75%, 03/31/21	ZAR	1,000	68,017
7.00%, 02/28/31	ZAR	1,000	56,648
7.75%, 02/28/23	ZAR	2,100	144,424
8.00%, 12/21/18	ZAR	500	35,562
8.25%, 03/31/32	ZAR	8,000	498,649
8.75%, 01/31/44	ZAR	1,200	74,140
8.75%, 02/28/48	ZAR	2,000	123,699
9.00%, 01/31/40	ZAR	2,000	127,505
10.50%, 12/21/26	ZAR	7,870	604,200

			1,916,230

SOUTH KOREA — 2.63%
Korea Treasury Bond
1.25%, 12/10/19	KRW	1,000,000	876,941
1.38%, 09/10/21	KRW	500,000	430,170

Security	Principal (000s)		Value
1.50%, 12/10/26	KRW	450,000	$366,988
1.50%, 09/10/36	KRW	150,000	112,841
1.75%, 12/10/18	KRW	1,000,000	891,772
1.75%, 06/10/20	KRW	1,000,000	883,989
1.88%, 03/10/22	KRW	410,000	358,162
1.88%, 06/10/26	KRW	300,000	254,046
2.00%, 03/10/20	KRW	400,000	355,706
2.00%, 09/10/20	KRW	200,000	177,399
2.00%, 03/10/21	KRW	270,000	238,653
2.00%, 03/10/46	KRW	300,000	241,245
2.13%, 06/10/27	KRW	400,000	343,813
2.13%, 03/10/47	KRW	250,000	205,127
2.25%, 06/10/25	KRW	1,050,000	919,543
2.25%, 12/10/25	KRW	330,000	288,240
2.63%, 09/10/35	KRW	240,000	215,891
2.75%, 09/10/19	KRW	80,000	72,235
2.75%, 12/10/44	KRW	360,000	339,497
3.00%, 03/10/23	KRW	250,000	229,307
3.00%, 09/10/24	KRW	120,000	110,417
3.00%, 12/10/42	KRW	370,000	360,737
3.13%, 03/10/19	KRW	600,000	543,438
3.38%, 09/10/23	KRW	600,000	561,665
3.50%, 03/10/24	KRW	225,000	212,652
3.75%, 12/10/33	KRW	450,000	467,991
4.00%, 12/10/31	KRW	450,000	470,197
4.25%, 06/10/21	KRW	900,000	857,698
4.75%, 12/10/30	KRW	160,000	177,474
5.00%, 06/10/20	KRW	150,000	143,675
5.25%, 03/10/27	KRW	100,000	108,927
5.50%, 03/10/28	KRW	200,000	226,075
5.50%, 12/10/29	KRW	150,000	174,315

			12,216,826
SPAIN — 4.63%
Autonomous Community of Madrid Spain
0.75%, 04/30/22[a]	EUR	100	118,661
1.00%, 09/30/24[a]	EUR	50	58,644
1.19%, 05/08/22[a]	EUR	170	205,678
1.83%, 04/30/25[a]	EUR	50	61,443
FADE — Fondo de Amortizacion del Deficit Electrico
0.03%, 06/17/20[a]	EUR	200	233,577

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
0.85%, 09/17/19[a]	EUR	100	$118,811
Instituto de Credito Oficial
0.50%, 12/15/17[a]	EUR	200	233,218
4.38%, 05/20/19[a]	EUR	50	62,460
Spain Government Bond
0.25%, 01/31/19	EUR	1,000	1,173,699
0.40%, 04/30/22	EUR	330	387,870
0.75%, 07/30/21	EUR	210	251,397
1.15%, 07/30/20	EUR	1,300	1,568,167
1.30%, 10/31/26[d]	EUR	860	1,007,467
1.40%, 01/31/20	EUR	1,600	1,932,214
1.45%, 10/31/27[d]	EUR	200	232,836
1.50%, 04/30/27[d]	EUR	500	590,175
1.60%, 04/30/25[d]	EUR	1,000	1,222,359
1.95%, 04/30/26[d]	EUR	600	743,033
1.95%, 07/30/30[d]	EUR	450	532,332
2.15%, 10/31/25[d]	EUR	350	441,509
2.35%, 07/30/33[d]	EUR	490	588,641
2.90%, 10/31/46[d]	EUR	310	373,709
3.45%, 07/30/66[d]	EUR	200	256,799
3.80%, 04/30/24[d]	EUR	560	780,322
4.20%, 01/31/37[d]	EUR	240	363,090
4.30%, 10/31/19[d]	EUR	480	610,643
4.40%, 10/31/23[d]	EUR	1,000	1,428,625
4.60%, 07/30/19[d]	EUR	260	329,005
4.65%, 07/30/25[d]	EUR	300	445,401
4.70%, 07/30/41[d]	EUR	350	568,016
4.80%, 01/31/24[d]	EUR	250	365,692
4.85%, 10/31/20[d]	EUR	850	1,137,214
4.90%, 07/30/40[d]	EUR	400	661,850
5.15%, 10/31/28[d]	EUR	450	712,708
5.15%, 10/31/44[d]	EUR	290	500,412
5.40%, 01/31/23[d]	EUR	150	220,151
5.50%, 04/30/21[d]	EUR	300	416,897
5.75%, 07/30/32	EUR	250	434,066
6.00%, 01/31/29	EUR	100	169,443

			21,538,234
SUPRANATIONAL — 3.10%
African Development Bank
0.13%, 10/07/26	EUR	50	55,549
Asian Development Bank
2.60%, 01/16/20[a]	AUD	50	38,740

Security	Principal (000s)		Value
Council of Europe Development Bank
0.13%, 04/10/24[a]	EUR	150	$174,816
0.75%, 06/09/25[a]	EUR	50	60,069
European Financial Stability Facility
0.00%, 11/17/22[a]	EUR	710	833,219
0.10%, 01/19/21[a]	EUR	200	236,569
0.38%, 10/11/24[a]	EUR	350	412,854
0.50%, 01/20/23[a]	EUR	100	120,276
0.75%, 05/03/27[a]	EUR	190	224,796
0.88%, 04/16/18[a]	EUR	250	293,104
1.25%, 01/22/19[a]	EUR	250	297,592
1.25%, 05/24/33[a]	EUR	260	308,933
1.38%, 05/31/47[a]	EUR	120	137,388
1.50%, 01/22/20[a]	EUR	100	121,657
1.70%, 02/13/43[a]	EUR	150	186,172
1.75%, 06/27/24[a]	EUR	100	129,227
1.80%, 07/10/48[a]	EUR	140	175,364
2.13%, 02/19/24[a]	EUR	50	65,712
2.35%, 07/29/44[a]	EUR	50	70,652
2.75%, 12/03/29[a]	EUR	80	113,852
3.00%, 09/04/34[a]	EUR	50	75,186
3.38%, 07/05/21[a]	EUR	50	66,259
3.38%, 04/03/37[a]	EUR	80	128,379
European Investment Bank
0.00%, 10/16/23	EUR	200	232,925
0.00%, 03/15/24	EUR	250	289,703
0.00%, 03/13/26	EUR	60	67,733
0.13%, 04/15/25	EUR	50	57,938
0.25%, 10/14/24[a]	EUR	130	153,318
0.38%, 04/14/26[a]	EUR	350	407,341
0.50%, 01/15/27	EUR	300	350,107
0.63%, 01/17/20[a]	GBP	200	265,226
1.00%, 07/13/18	EUR	200	235,511
1.00%, 09/21/26[a]	GBP	40	50,859
1.00%, 04/14/32[a]	EUR	90	105,060
1.13%, 02/18/20	CAD	50	38,323
1.13%, 09/07/21[a]	GBP	270	361,035
1.13%, 04/13/33[a]	EUR	400	471,236
1.13%, 09/15/36[a]	EUR	100	116,012
Series 2000
1.50%, 07/15/20	EUR	100	122,804

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
1.75%, 09/15/45[a]	EUR	60	$75,351
2.13%, 02/04/19[a]	CAD	180	140,700
2.13%, 01/15/24	EUR	540	710,871
2.25%, 03/07/20[a]	GBP	50	68,805
2.25%, 10/14/22[a]	EUR	200	262,023
2.75%, 09/15/21	EUR	300	392,210
3.50%, 04/15/27[a]	EUR	50	75,135
3.88%, 06/08/37	GBP	50	85,420
4.00%, 04/15/30	EUR	100	161,942
4.00%, 10/15/37	EUR	150	264,502
4.25%, 04/15/19	EUR	50	62,324
4.63%, 04/15/20	EUR	50	65,620
5.00%, 04/15/39	GBP	40	79,296
5.63%, 06/07/32	GBP	100	194,943
6.00%, 08/06/20	AUD	50	42,169
6.50%, 08/07/19	AUD	100	82,501
European Stability Mechanism
0.00%, 10/18/22[a]	EUR	350	410,811
0.50%, 03/02/26[a]	EUR	200	235,399
0.75%, 03/15/27[a]	EUR	200	237,762
Series 43
0.88%, 10/15/19[a]	EUR	20	23,943
0.88%, 07/18/42[a]	EUR	80	85,757
1.00%, 09/23/25[a]	EUR	100	122,658
1.25%, 10/15/18[a]	EUR	50	59,260
1.38%, 03/04/21[a]	EUR	50	61,800
1.63%, 11/17/36[a]	EUR	50	62,836
1.80%, 11/02/46[a]	EUR	150	192,112
1.85%, 12/01/55[a]	EUR	50	62,972
European Union
0.75%, 04/04/31[a]	EUR	160	184,001
1.50%, 10/04/35[a]	EUR	60	74,560
1.88%, 04/04/24[a]	EUR	270	352,680
2.50%, 11/04/27[a]	EUR	250	347,933
2.75%, 09/21/21[a]	EUR	50	65,241
3.38%, 04/04/32[a]	EUR	50	77,576
3.75%, 04/04/42[a]	EUR	80	140,502
Inter-American Development Bank
2.50%, 04/14/27[a]	AUD	100	72,335
3.25%, 02/07/20	AUD	50	39,278

Security	Principal (000s)		Value
International Bank for Reconstruction & Development
0.63%, 12/15/23	GBP	200	$257,614
0.63%, 01/12/33	EUR	60	64,817
1.13%, 03/11/20	CAD	50	38,324
1.38%, 12/15/20	GBP	100	135,189
2.50%, 03/12/20	AUD	50	38,661
2.60%, 09/20/22	AUD	350	268,636
3.75%, 02/10/20	NZD	50	35,253
International Finance Corp.
2.70%, 02/05/21	AUD	100	77,553
2.80%, 08/15/22	AUD	250	193,723

			14,434,494
SWEDEN — 0.58%
Kommuninvest I Sverige AB
0.75%, 02/22/23[a]	SEK	2,000	240,870
1.00%, 09/15/21[a]	SEK	700	86,323
Sweden Government Bond
0.75%, 05/12/28	SEK	1,800	214,158
1.00%, 11/12/26	SEK	2,000	248,420
1.50%, 11/13/23[d]	SEK	1,450	187,332
2.25%, 06/01/32	SEK	500	68,163
2.50%, 05/12/25	SEK	1,800	249,506
3.50%, 06/01/22	SEK	1,500	209,251
3.50%, 03/30/39	SEK	650	105,812
4.25%, 03/12/19	SEK	1,800	229,873
5.00%, 12/01/20	SEK	6,300	879,304

			2,719,012
SWITZERLAND — 0.25%
Swiss Confederation Government Bond
0.00%, 06/22/29[a]	CHF	1,150	1,152,711

			1,152,711
THAILAND — 0.61%
Thailand Government Bond
2.55%, 06/26/20	THB	5,000	154,514
2.88%, 06/17/46	THB	7,300	210,443
3.40%, 06/17/36	THB	5,900	192,627
3.63%, 06/16/23	THB	19,500	639,784
3.65%, 12/17/21	THB	6,000	194,716
3.80%, 06/14/41	THB	2,000	66,617
3.85%, 12/12/25	THB	10,500	353,198

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Security	Principal (000s)		Value
3.88%, 06/13/19	THB	6,500	$203,279
4.26%, 12/12/37[a]	THB	4,800	168,368
4.85%, 06/17/61	THB	2,000	79,008
4.88%, 06/22/29	THB	15,000	556,549

			2,819,103
UNITED KINGDOM — 8.08%
LCR Finance PLC
4.50%, 12/07/28[a]	GBP	150	254,688
Transport for London
2.13%, 04/24/25[a]	GBP	100	137,642
2.25%, 08/09/22[a]	GBP	100	138,993
United Kingdom Gilt
0.50%, 07/22/22[a]	GBP	680	891,448
0.75%, 07/22/23[a]	GBP	590	775,954
1.25%, 07/22/27[a]	GBP	250	328,412
1.50%, 01/22/21[a]	GBP	900	1,229,684
1.50%, 07/22/26[a]	GBP	990	1,343,923
1.50%, 07/22/47[a]	GBP	460	555,856
1.75%, 07/22/19[a]	GBP	1,290	1,751,086
1.75%, 09/07/22[a]	GBP	190	264,076
1.75%, 09/07/37[a]	GBP	350	453,470
1.75%, 07/22/57[a]	GBP	200	265,540
2.00%, 07/22/20[a]	GBP	1,080	1,490,995
2.00%, 09/07/25[a]	GBP	565	799,631
2.25%, 09/07/23[a]	GBP	400	571,980
2.50%, 07/22/65[a]	GBP	400	669,839
2.75%, 09/07/24[a]	GBP	610	903,003
3.25%, 01/22/44[a]	GBP	670	1,128,636
3.50%, 01/22/45[a]	GBP	460	812,397
3.50%, 07/22/68[a]	GBP	450	964,006
3.75%, 09/07/19[a]	GBP	670	944,294
3.75%, 09/07/20[a]	GBP	400	579,693
3.75%, 07/22/52[a]	GBP	525	1,044,346
4.00%, 03/07/22[a]	GBP	840	1,274,947
4.00%, 01/22/60[a]	GBP	550	1,227,085
4.25%, 12/07/27[a]	GBP	390	660,272
4.25%, 06/07/32[a]	GBP	400	708,637
4.25%, 03/07/36[a]	GBP	685	1,254,238
4.25%, 09/07/39[a]	GBP	480	904,781
4.25%, 12/07/40[a]	GBP	765	1,459,305
4.25%, 12/07/46[a]	GBP	635	1,281,831
4.25%, 12/07/49[a]	GBP	430	900,474
4.25%, 12/07/55[a]	GBP	675	1,513,784

Security	Principal or Shares (000s)		Value
4.50%, 03/07/19[a]	GBP	1,015	$1,421,477
4.50%, 09/07/34[a]	GBP	920	1,707,884
4.50%, 12/07/42[a]	GBP	685	1,376,868
4.75%, 03/07/20[a]	GBP	850	1,242,108
4.75%, 12/07/30[a]	GBP	325	594,196
4.75%, 12/07/38[a]	GBP	480	956,564
6.00%, 12/07/28[a]	GBP	330	645,898
8.00%, 06/07/21[a]	GBP	100	167,853

			37,597,794

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $340,347,912)			351,898,303

SHORT-TERM INVESTMENTS — 0.61%

MONEY MARKET FUNDS — 0.61%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[e,f]		2,826	2,825,727

			2,825,727

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,825,727)			2,825,727

TOTAL INVESTMENTS IN SECURITIES — 99.24%
(Cost: $444,593,773)[g]			461,669,984
Other Assets, Less Liabilities — 0.76%			3,565,048

NET ASSETS — 100.00%			$465,235,032

VRN	— Variable Rate Note

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	Security is perpetual in nature with no stated maturity date.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $445,034,397. Net unrealized appreciation was $16,635,587, of which $19,945,468 represented gross unrealized appreciation on investments and $3,309,881 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	8	2,818	[b]	—	2,826	$2,825,727	$55	$—	$27,052

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of October 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	800,000	USD	612,230	UBS	11/02/2017	$1,170
AUD	18,065,000	USD	13,812,499	SSB	11/02/2017	38,840
CAD	6,380,000	USD	4,947,654	SSB	11/02/2017	1,579
CAD	6,375,000	USD	4,945,203	MS	11/02/2017	151
CAD	6,380,000	USD	4,948,805	UBS	11/02/2017	428
CHF	5,130,000	USD	5,136,781	SSB	11/02/2017	9,688
CZK	25,480,000	USD	1,155,136	SSB	11/02/2017	1,618
DKK	2,190,000	USD	340,928	UBS	11/02/2017	1,924
DKK	19,130,000	USD	2,990,698	DB	11/02/2017	4,167
EUR	9,700,000	USD	11,236,189	UBS	11/02/2017	63,825
GBP	82,920,000	USD	109,314,887	JPM	11/02/2017	798,786
JPY	405,000,000	USD	3,558,094	UBS	11/02/2017	6,106
MXN	59,350,000	USD	3,095,983	SSB	11/03/2017	6,433
NOK	9,880,000	USD	1,206,511	DB	11/02/2017	1,032
NZD	1,870,000	USD	1,278,893	DB	11/02/2017	2,151
SEK	34,805,000	USD	4,156,615	DB	11/02/2017	794
SGD	410,000	USD	301,008	MS	12/04/2017	—
SGD	2,770,000	USD	2,032,282	SSB	11/02/2017	895
USD	459,895	AUD	600,000	MS	12/04/2017	1
USD	14,653,431	AUD	18,685,000	UBS	11/02/2017	326,707
USD	141,188	AUD	180,000	DB	11/02/2017	3,173
USD	4,950,764	CAD	6,380,000	CITI	12/04/2017	155
USD	4,951,237	CAD	6,380,000	DB	12/04/2017	627
USD	5,540,622	CAD	6,905,000	MS	11/02/2017	184,124
USD	5,552,527	CAD	6,905,000	JPM	11/02/2017	196,029
USD	5,546,586	CAD	6,905,000	SSB	11/02/2017	190,088
USD	5,554,550	CAD	6,905,000	CITI	11/02/2017	198,052
USD	5,542,637	CAD	6,905,000	UBS	11/02/2017	186,139
USD	4,245,648	CHF	4,110,000	CITI	11/02/2017	122,454
USD	931,933	CHF	900,000	DB	11/02/2017	29,043
USD	124,256	CHF	120,000	MS	11/02/2017	3,871
USD	364,384	CZK	8,000,000	DB	11/02/2017	1,196
USD	796,277	CZK	17,480,000	MS	11/02/2017	2,711
USD	3,389,544	DKK	21,320,000	MS	11/02/2017	51,827
USD	51,228,295	EUR	43,884,000	UBS	12/04/2017	20,497

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	51,224,455	EUR	43,884,000	CITI	12/04/2017	$16,658
USD	51,227,987	EUR	43,884,000	JPM	12/04/2017	20,190
USD	51,227,048	EUR	43,884,000	MS	12/04/2017	19,251
USD	51,226,100	EUR	43,884,000	DB	12/04/2017	18,303
USD	268,570,336	EUR	227,140,000	CITI	11/02/2017	3,963,611
USD	2,344,459	EUR	1,980,000	DB	11/02/2017	37,858
USD	55,627,919	GBP	41,460,000	JPM	11/02/2017	571,082
USD	570,288	HUF	145,000,000	GS	12/14/2017	26,981
USD	1,265,427	ILS	4,450,000	CITI	12/04/2017	166
USD	1,264,234	ILS	4,450,000	MS	11/02/2017	209
USD	11,281,415	JPY	1,278,525,000	SSB	12/04/2017	15,016
USD	11,285,004	JPY	1,278,530,000	MS	12/04/2017	18,561
USD	11,284,362	JPY	1,278,525,000	CITI	12/04/2017	17,964
USD	11,285,259	JPY	1,278,525,000	DB	12/04/2017	18,860
USD	11,288,308	JPY	1,278,525,000	UBS	12/04/2017	21,909
USD	11,801,598	JPY	1,323,030,000	MS	11/02/2017	158,283
USD	11,770,520	JPY	1,323,030,000	JPM	11/02/2017	127,204
USD	11,794,392	JPY	1,323,030,000	SSB	11/02/2017	151,076
USD	11,774,396	JPY	1,323,030,000	CITI	11/02/2017	131,080
USD	11,804,847	JPY	1,323,040,000	UBS	11/02/2017	161,443
USD	1,623,182	JPY	182,470,000	DB	11/02/2017	17,356
USD	3,248,961	MXN	59,350,000	JPM	11/03/2017	146,545
USD	2,398,476	MYR	10,070,000	CITI	12/14/2017	23,750
USD	332,377	MYR	1,390,000	MS	12/14/2017	4,585
USD	1,241,774	NOK	9,880,000	JPM	11/02/2017	34,231
USD	1,059,955	NZD	1,470,000	CITI	11/02/2017	52,931
USD	288,984	NZD	400,000	DB	11/02/2017	14,964
USD	275,018	RUB	15,990,000	JPM	12/14/2017	2,829
USD	941,061	RUB	54,630,000	CITI	12/14/2017	11,127
USD	329,642	SEK	2,755,000	MS	12/04/2017	2
USD	4,186,779	SEK	34,105,000	MS	11/02/2017	112,984
USD	85,901	SEK	700,000	DB	11/02/2017	2,287
USD	2,041,433	SGD	2,770,000	CITI	11/02/2017	8,256
USD	2,837,507	THB	94,220,000	SCB	12/04/2017	1,093
USD	2,045,318	ZAR	29,020,000	CITI	12/04/2017	4,514
USD	2,140,127	ZAR	29,020,000	CITI	11/02/2017	87,974

						8,477,414

CAD	530,000	USD	423,888	MS	11/02/2017	(12,745)
CAD	2,100,000	USD	1,629,402	UBS	11/02/2017	(345)
CAD	6,380,000	USD	4,949,573	CITI	11/02/2017	(340)
CAD	6,380,000	USD	4,950,011	DB	11/02/2017	(778)
EUR	43,884,000	USD	51,143,730	UBS	11/02/2017	(21,068)
EUR	43,884,000	USD	51,139,781	CITI	11/02/2017	(17,118)
EUR	43,884,000	USD	51,142,414	MS	11/02/2017	(19,751)
EUR	43,884,000	USD	51,143,730	JPM	11/02/2017	(21,068)
EUR	43,884,000	USD	51,141,536	DB	11/02/2017	(18,874)
ILS	4,450,000	USD	1,264,205	CITI	11/02/2017	(180)
JPY	1,278,525,000	USD	11,266,523	SSB	11/02/2017	(14,873)
JPY	1,278,530,000	USD	11,270,142	MS	11/02/2017	(18,448)
JPY	1,278,525,000	USD	11,269,502	CITI	11/02/2017	(17,852)
JPY	1,278,525,000	USD	11,270,495	DB	11/02/2017	(18,845)
JPY	1,278,525,000	USD	11,273,576	UBS	11/02/2017	(21,926)
THB	94,220,000	USD	2,837,524	SCB	11/02/2017	(1,281)
USD	13,807,892	AUD	18,065,000	SSB	12/04/2017	(38,750)
USD	137,968	AUD	180,000	JPM	12/04/2017	—
USD	481,081	CAD	620,000	JPM	12/04/2017	(12)

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	4,948,921	CAD	6,380,000	SSB	12/04/2017	$(1,688)
USD	6,886,316	CAD	8,875,000	MS	12/04/2017	(308)
USD	4,950,023	CAD	6,380,000	UBS	12/04/2017	(587)
USD	5,147,124	CHF	5,130,000	SSB	12/04/2017	(9,795)
USD	1,156,867	CZK	25,480,000	SSB	12/04/2017	(1,586)
USD	2,996,028	DKK	19,130,000	DB	12/04/2017	(4,210)
USD	6,301,134	EUR	5,400,000	MS	12/04/2017	(72)
USD	2,333,736	EUR	2,000,000	JPM	12/04/2017	(44)
USD	55,056,807	GBP	41,460,000	JPM	11/02/2017	(29)
USD	53,452,616	GBP	40,800,000	JPM	12/04/2017	(775,509)
USD	149,861	HUF	40,000,000	MS	12/14/2017	(16)
USD	2,202,993	JPY	250,000,000	MS	12/04/2017	(14)
USD	12,515,949	KRW	14,166,400,000	MS	12/14/2017	(131,338)
USD	3,079,118	MXN	59,350,000	SSB	12/04/2017	(6,227)
USD	1,207,376	NOK	9,880,000	DB	12/04/2017	(1,052)
USD	1,278,052	NZD	1,870,000	DB	12/04/2017	(2,188)
USD	4,163,701	SEK	34,805,000	DB	12/04/2017	(782)
USD	2,032,744	SGD	2,770,000	SSB	12/04/2017	(895)
USD	2,826,416	THB	94,220,000	HSBC	11/02/2017	(9,827)
ZAR	29,020,000	USD	2,056,697	CITI	11/02/2017	(4,545)

						(1,194,966)

			Net unrealized appreciation			$7,282,448

Counterparties:

CITI — Citibank N.A. London

DB — Deutsche Bank AG London

GS — Goldman Sachs International

HSBC — HSBC Bank PLC

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

SCB — Standard Chartered Bank

SSB — State Street Bank London

UBS — UBS AG London

Currency Abreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HUF — Hungarian Forint

ILS — Israeli Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SGD — Singapore Dollar

SEK — Swedish Krona

THB — Thai Baht

USD — United States Dollar

ZAR — South African Rand

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF

October 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$106,945,954	$—	$106,945,954
Foreign government obligations	—	351,898,303	—	351,898,303
Money market funds	2,825,727	—	—	2,825,727

Total	$2,825,727	$458,844,257	$—	$461,669,984

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$8,477,414	$—	$8,477,414
Liabilities:
Forward currency contracts	—	(1,194,966)	—	(1,194,966)

Total	$—	$7,282,448	$—	$7,282,448

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	105

Schedule of Investments

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Shares or Principal (000s)	Value
COMMON STOCKS — 0.00%
Vanguard Natural Resources Inc.[a]	156	$3,097

TOTAL COMMON STOCKS
(Cost: $2,340)		3,097

ASSET-BACKED SECURITIES — 0.17%
Chase Issuance Trust
Series 2016-A2, Class A
1.37%, 06/15/21	$600	595,677
Citibank Credit Card Issuance Trust
Series 2014-A1, Class A1
2.88%, 01/23/23	500	512,546
Series 2014-A8, Class A8
1.73%, 04/09/20	500	500,501
Series 2016-A1, Class A1
1.75%, 11/19/21	700	697,739
Series 2017-A3, Class A3
1.92%, 04/07/22	800	798,860

TOTAL ASSET-BACKED SECURITIES
(Cost: $3,117,731)		3,105,323

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.95%

MORTGAGE-BACKED SECURITIES — 0.95%
CFCRE Commercial Mortgage Trust
Series 2017-C8, Class A4
3.57%, 06/15/50	1,000	1,031,438
Citigroup Commercial Mortgage Trust
Series 2016-GC37, Class A4
3.31%, 04/10/49	1,000	1,024,238
Series 2017-P7, Class A4
3.71%, 04/14/50	750	791,161
COMM Mortgage Trust
Series 2012-CR1, Class A3
3.39%, 05/15/45	947	980,297
Series 2013-CR12, Class A4
4.05%, 10/10/46	200	213,867
Series 2014-UBS4, Class AM
3.97%, 08/10/47	750	781,326

Security	Principal (000s)	Value
Series 2015-CR25, Class A4
3.76%, 08/10/48	$650	$686,810
Series 2017-COR2, Class A3
3.51%, 09/10/50	1,000	1,033,864
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4
4.13%, 08/15/46[b]	1,020	1,095,425
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	1,000	1,074,268
Series 2015-C29, Class A2
2.92%, 05/15/48 (Call 06/15/20)	500	507,528
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP7, Class A5
3.45%, 09/15/50	1,000	1,031,250
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class A5
4.06%, 02/15/47	2,000	2,138,664
Series 2015-C22, Class A4
3.31%, 04/15/48	500	512,601
Series 2015-C23, Class A4
3.72%, 07/15/50	500	523,880
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5, Class A4
3.18%, 03/10/46	2,000	2,053,171
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB
3.24%, 12/15/47	750	772,848
WFRBS Commercial Mortgage Trust
Series 2012-C07, Class A2
3.43%, 06/15/45	200	207,459
Series 2012-C10, Class A3
2.88%, 12/15/45	100	101,097
Series 2014-C21, Class A2
2.92%, 08/15/47	425	430,625

		16,991,817

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $16,927,027)		16,991,817

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 33.99%

ADVERTISING — 0.05%
Acosta Inc.
7.75%, 10/01/22 (Call 12/01/17)[c]	$75	$52,417
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	50	51,981
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	25	25,813
5.38%, 01/15/24 (Call 01/15/19)	50	52,501
5.75%, 02/01/26 (Call 02/01/21)	50	53,932
MDC Partners Inc.
6.50%, 05/01/24 (Call 05/01/19)[c]	100	101,871
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	35	35,501
3.63%, 05/01/22	210	219,032
4.45%, 08/15/20	100	105,919
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 12/01/17)	15	15,508
5.63%, 02/15/24 (Call 02/15/19)	25	26,403
5.88%, 03/15/25 (Call 09/15/19)	50	53,058
WPP Finance 2010
3.75%, 09/19/24	50	51,255

		845,191
AEROSPACE & DEFENSE — 0.43%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	125	134,071
5.40%, 04/15/21 (Call 01/15/21)	75	80,513
5.90%, 02/01/27	50	55,959
5.95%, 02/01/37	50	53,971

Security	Principal (000s)	Value
6.15%, 08/15/20	$54	$58,881
BAE Systems Holdings Inc.
3.80%, 10/07/24[c]	125	130,760
Boeing Co. (The)
2.25%, 06/15/26 (Call 03/15/26)	35	33,619
2.80%, 03/01/27 (Call 12/01/26)	250	248,950
2.85%, 10/30/24 (Call 07/30/24)	10	10,146
3.65%, 03/01/47 (Call 09/01/46)	100	99,731
4.88%, 02/15/20	65	69,374
5.88%, 02/15/40	100	131,514
6.00%, 03/15/19	75	79,431
Embraer Netherlands Finance BV
5.05%, 06/15/25	200	211,280
Embraer Overseas Ltd.
5.70%, 09/16/23[c]	25	27,432
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	200	193,496
2.13%, 08/15/26 (Call 05/15/26)	55	51,644
2.25%, 11/15/22 (Call 08/15/22)	75	74,715
2.63%, 11/15/27 (Call 08/15/27)	50	48,488
3.60%, 11/15/42 (Call 05/15/42)	10	9,942
Harris Corp.
3.83%, 04/27/25 (Call 01/27/25)	100	104,022
4.40%, 12/15/20	100	105,771
5.05%, 04/27/45 (Call 10/27/44)	135	155,737
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[c]	50	52,302
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 12/01/17)	36	36,626

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
L3 Technologies Inc.
3.95%, 05/28/24 (Call 02/28/24)	$100	$104,443
4.75%, 07/15/20	150	159,663
5.20%, 10/15/19	10	10,589
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	200	202,486
2.90%, 03/01/25 (Call 12/01/24)	150	150,058
3.35%, 09/15/21	300	311,130
3.55%, 01/15/26 (Call 10/15/25)	35	36,383
3.80%, 03/01/45 (Call 09/01/44)	175	172,695
4.09%, 09/15/52 (Call 03/15/52)	57	57,817
4.50%, 05/15/36 (Call 11/15/35)	25	27,596
4.70%, 05/15/46 (Call 11/15/45)	475	538,555
Northrop Grumman Corp.
2.08%, 10/15/20	35	35,003
2.93%, 01/15/25 (Call 11/15/24)	25	25,056
3.25%, 08/01/23	75	77,242
3.25%, 01/15/28 (Call 10/15/27)	90	90,700
3.85%, 04/15/45 (Call 10/15/44)	85	84,878
4.75%, 06/01/43	75	85,138
Orbital ATK Inc.
5.50%, 10/01/23 (Call 10/01/18)	25	26,643
Pioneer Holdings LLC/Pioneer Finance Corp.
9.00%, 11/01/22 (Call 11/01/19)[c]	25	25,494
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	75	75,362
3.13%, 10/15/20	175	180,663

Security	Principal (000s)	Value
Rockwell Collins Inc.
3.50%, 03/15/27 (Call 12/15/26)	$285	$292,322
3.70%, 12/15/23 (Call 09/15/23)	25	26,131
4.35%, 04/15/47 (Call 10/15/46)	125	134,201
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/17)	15	15,215
6.00%, 07/15/22 (Call 12/01/17)	100	104,148
6.38%, 06/15/26 (Call 06/15/21)	75	76,579
6.50%, 07/15/24 (Call 07/15/19)	150	154,683
6.50%, 05/15/25 (Call 05/15/20)	50	51,531
Triumph Group Inc.
4.88%, 04/01/21 (Call 12/01/17)	50	49,666
United Technologies Corp.
1.50%, 11/01/19	125	124,062
1.95%, 11/01/21 (Call 10/01/21)	100	98,453
3.10%, 06/01/22	450	461,875
3.13%, 05/04/27 (Call 02/04/27)	250	250,250
3.75%, 11/01/46 (Call 05/01/46)	25	24,442
4.15%, 05/15/45 (Call 11/16/44)	25	25,935
4.50%, 04/15/20	285	301,752
4.50%, 06/01/42	425	463,016
5.70%, 04/15/40	125	156,897
6.05%, 06/01/36	25	32,202
7.50%, 09/15/29	25	34,885

		7,614,214
AGRICULTURE — 0.34%
Alliance One International Inc.
8.50%, 04/15/21 (Call 10/15/18)[c]	55	57,600
9.88%, 07/15/21 (Call 12/01/17)	60	52,648

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Altria Group Inc.
2.85%, 08/09/22	$175	$177,350
3.88%, 09/16/46 (Call 03/16/46)	50	49,130
4.00%, 01/31/24	195	208,398
4.75%, 05/05/21	435	472,192
5.38%, 01/31/44	250	300,920
9.25%, 08/06/19	250	281,412
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	210	201,184
3.75%, 09/15/47 (Call 03/15/47)	50	49,223
4.54%, 03/26/42	50	55,150
BAT Capital Corp.
2.30%, 08/14/20[c]	150	150,205
2.76%, 08/15/22 (Call 07/15/22)[c]	185	185,187
3.22%, 08/15/24 (Call 06/15/24)[c]	375	376,969
3.56%, 08/15/27 (Call 05/15/27)[c]	265	265,702
4.39%, 08/15/37 (Call 02/15/37)[c]	175	181,246
4.54%, 08/15/47 (Call 02/15/47)[c]	100	102,796
BAT International Finance PLC
2.75%, 06/15/20[c]	25	25,295
3.95%, 06/15/25[c]	150	156,675
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (Call 10/24/20)	240	246,082
3.75%, 09/25/27 (Call 06/25/27)	25	24,974
Imperial Brands Finance PLC
3.75%, 07/21/22 (Call 05/21/22)[c]	200	207,702
Philip Morris International Inc.
1.63%, 02/21/19	25	24,948
1.88%, 02/25/21 (Call 01/25/21)	100	98,809
2.00%, 02/21/20	125	125,099
2.38%, 08/17/22 (Call 07/17/22)	50	49,515

Security	Principal (000s)	Value
2.75%, 02/25/26 (Call 11/25/25)	$25	$24,510
3.25%, 11/10/24	225	229,534
3.38%, 08/11/25 (Call 05/11/25)	75	76,852
4.25%, 11/10/44	275	287,914
4.50%, 03/26/20	300	317,064
6.38%, 05/16/38	125	166,971
Reynolds American Inc.
4.00%, 06/12/22	305	321,324
4.45%, 06/12/25 (Call 03/12/25)	210	225,920
5.70%, 08/15/35 (Call 02/15/35)	75	88,631
5.85%, 08/15/45 (Call 02/15/45)	150	184,362
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/20)[c]	35	36,264

		6,085,757
AIRLINES — 0.10%
Air Canada
7.75%, 04/15/21[c,d]	25	28,584
Air Canada Pass Through Trust
Series 2015-1, Class A
3.60%, 09/15/28[c]	91	92,857
Allegiant Travel Co.
5.50%, 07/15/19	73	75,246
American Airlines Group Inc.
4.63%, 03/01/20[c]	50	51,612
5.50%, 10/01/19[c]	50	52,125
American Airlines Pass Through Trust
Series 2013-2, Class A
4.95%, 07/15/24	292	311,651
Series 2016-3, Class AA
3.00%, 04/15/30	49	48,280
Delta Air Lines Inc.
3.63%, 03/15/22 (Call 02/15/22)	25	25,656
Delta Air Lines Inc. Pass Through Trust
Series 2015-1, Class AA
3.63%, 01/30/29	69	70,690

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	$205	$207,954
2.75%, 11/06/19 (Call 10/06/19)	250	253,345
3.00%, 11/15/26 (Call 08/15/26)	10	9,835
U.S. Airways Pass Through Trust
Series 2013-1
3.95%, 05/15/27	20	20,915
United Airlines Pass Through Trust
Series 2013-1A, Class A
4.30%, 02/15/27	43	45,160
Series 2015-1, Class AA
3.45%, 06/01/29	143	145,234
Series 2016-1, Class AA
3.10%, 01/07/30	75	74,743
Series 2016-2, Class AA
2.88%, 04/07/30	50	48,947
United Continental Holdings Inc.
4.25%, 10/01/22	18	18,136
5.00%, 02/01/24	100	101,528
Virgin Australia Holdings Ltd.
7.88%, 10/15/21[c]	25	25,957
8.50%, 11/15/19[c]	25	26,348

		1,734,803
APPAREL — 0.06%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)[c]	100	103,454
4.88%, 05/15/26 (Call 02/15/26)[c]	125	128,729
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)	115	121,159
Michael Kors USA Inc.
4.00%, 11/01/24 (Call 09/01/24)[c]	50	50,060
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	150	142,935
3.63%, 05/01/43 (Call 11/01/42)	10	9,824

Security	Principal (000s)	Value
3.88%, 11/01/45 (Call 05/01/45)	$120	$121,874
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	175	177,359
Under Armour Inc.
3.25%, 06/15/26 (Call 03/15/26)	40	35,906
VF Corp.
3.50%, 09/01/21 (Call 06/01/21)	100	104,082
William Carter Co. (The)
5.25%, 08/15/21 (Call 12/01/17)	50	51,384
Wolverine World Wide Inc.
5.00%, 09/01/26 (Call 09/01/21)[c]	25	24,951

		1,071,717
AUTO MANUFACTURERS — 0.60%
American Honda Finance Corp.
1.50%, 11/19/18	75	74,844
1.70%, 02/22/19	25	24,959
1.70%, 09/09/21	75	73,543
1.95%, 07/20/20	10	9,979
2.30%, 09/09/26	60	56,944
2.45%, 09/24/20	125	126,410
2.90%, 02/16/24	25	25,325
BCD Acquisition Inc.
9.63%, 09/15/23 (Call 09/15/19)[c]	25	27,345
BMW U.S. Capital LLC
2.25%, 09/15/23 (Call 07/15/23)[c]	25	24,483
2.80%, 04/11/26 (Call 01/11/26)[c]	50	49,251
Daimler Finance North America LLC
1.65%, 05/18/18[c]	150	149,973
2.45%, 05/18/20[c]	150	151,038
3.25%, 08/01/24[c]	150	152,361
8.50%, 01/18/31	648	972,156
Fiat Chrysler Automobiles NV
5.25%, 04/15/23[d]	200	212,474

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)	$50	$52,178
4.75%, 01/15/43	186	183,842
5.29%, 12/08/46 (Call 06/08/46)	175	185,299
7.45%, 07/16/31	75	97,786
Ford Motor Credit Co. LLC
2.34%, 11/02/20	400	399,580
2.68%, 01/09/20	200	202,036
3.10%, 05/04/23	250	249,577
3.20%, 01/15/21	300	307,233
3.81%, 01/09/24 (Call 11/09/23)	200	205,290
3.82%, 11/02/27	300	299,121
5.75%, 02/01/21	200	220,082
5.88%, 08/02/21	200	222,908
8.13%, 01/15/20	200	224,656
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	125	127,300
4.88%, 10/02/23	75	81,763
5.00%, 04/01/35	100	103,616
5.20%, 04/01/45	117	119,782
6.25%, 10/02/43	85	98,297
6.60%, 04/01/36 (Call 10/01/35)	75	89,986
General Motors Financial Co. Inc.
2.65%, 04/13/20	200	201,846
3.10%, 01/15/19	140	141,740
3.15%, 06/30/22 (Call 05/30/22)	275	277,912
3.20%, 07/13/20 (Call 06/13/20)	125	127,819
3.45%, 01/14/22 (Call 12/14/21)	25	25,629
3.45%, 04/10/22 (Call 02/10/22)	210	214,738
3.50%, 07/10/19	375	383,261
3.70%, 11/24/20 (Call 10/24/20)	135	140,089
4.00%, 01/15/25 (Call 10/15/24)	300	307,287

Security	Principal (000s)	Value
4.20%, 03/01/21 (Call 02/01/21)	$100	$105,168
4.30%, 07/13/25 (Call 04/13/25)	100	103,661
5.25%, 03/01/26 (Call 12/01/25)	50	54,716
Hyundai Capital America
2.50%, 03/18/19[e]	200	199,906
2.60%, 03/19/20[e]	100	99,788
2.75%, 09/18/20[c]	100	99,847
Hyundai Capital Services Inc.
3.00%, 03/06/22[e]	200	198,528
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)[c]	200	198,448
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/17)	50	50,199
Nissan Motor Acceptance Corp.
2.60%, 09/28/22[c]	250	248,972
PACCAR Financial Corp.
1.30%, 05/10/19	75	74,416
2.25%, 02/25/21	25	25,021
2.30%, 08/10/22	125	124,267
Tesla Inc.
5.30%, 08/15/25 (Call 08/15/20)[c,d]	150	144,745
Toyota Motor Credit Corp.
1.70%, 01/09/19	25	24,988
1.70%, 02/19/19	215	214,856
1.95%, 04/17/20	100	100,013
2.10%, 01/17/19	425	426,883
2.13%, 07/18/19	150	150,997
2.15%, 09/08/22	25	24,705
2.63%, 01/10/23	100	100,935
2.75%, 05/17/21	45	45,828
2.80%, 07/13/22	90	91,867
2.90%, 04/17/24	100	101,608
3.20%, 01/11/27	110	112,009
3.30%, 01/12/22	175	182,122
3.40%, 09/15/21	25	26,059

		10,752,290

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 0.08%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)[c]	$45	$45,429
5.00%, 10/01/24 (Call 10/01/19)[c]	25	26,070
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)[c,d]	35	35,876
6.50%, 04/01/27 (Call 04/01/22)[c,d]	50	51,060
7.75%, 11/15/19	27	29,678
BorgWarner Inc.
3.38%, 03/15/25 (Call 12/15/24)	30	30,191
Cooper-Standard Automotive Inc.
5.63%, 11/15/26 (Call 11/15/21)[c]	45	46,644
Dana Financing Luxembourg Sarl
5.75%, 04/15/25 (Call 04/15/20)[c]	100	106,006
Delphi Automotive PLC
4.25%, 01/15/26 (Call 10/15/25)	100	106,513
Delphi Technologies PLC
5.00%, 10/01/25[c]	50	50,146
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)	50	51,173
5.00%, 05/31/26 (Call 05/31/21)	100	102,385
5.13%, 11/15/23 (Call 11/15/18)	50	51,508
IHO Verwaltungs GmbH
4.50% (5.25% PIK), 09/15/23 (Call 09/15/19)[c,f]	200	206,346
Lear Corp.
3.80%, 09/15/27 (Call 06/15/27)	25	25,144
5.25%, 01/15/25 (Call 01/15/20)	50	53,617

Security	Principal (000s)	Value
Magna International Inc.
4.15%, 10/01/25 (Call 07/01/25)	$50	$53,280
Tenneco Inc.
5.00%, 07/15/26 (Call 07/15/21)	50	51,430
ZF North America Capital Inc.
4.50%, 04/29/22[c]	150	157,114
4.75%, 04/29/25[c]	150	157,972

		1,437,582
BANKS — 7.27%
ABN AMRO Bank NV
4.75%, 07/28/25[c]	200	212,360
ADCB Finance Cayman Ltd.
2.63%, 03/10/20[e]	250	249,558
3.00%, 03/04/19[e]	200	201,412
Agricultural Bank of China Ltd./New York
2.75%, 05/21/20	250	250,997
Akbank Turk AS
5.13%, 03/31/25[e]	200	193,888
VRN, (5 year USD Swap + 5.026%)
7.20%, 03/16/27 (Call 03/16/22)[e,g]	400	413,120
Alfa Bank AO Via Alfa Bond Issuance PLC
7.50%, 09/26/19[e]	200	214,100
Amber Circle Funding Ltd.
3.25%, 12/04/22[e]	200	203,758
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	525	527,630
2.63%, 05/19/22	250	250,972
Axis Bank Ltd./Dubai
2.88%, 06/01/21[e]	200	199,554
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22[e]	200	213,972
Banco Davivienda SA
5.88%, 07/09/22[e]	200	215,818
Banco de Credito del Peru
4.25%, 04/01/23[e]	200	212,374

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Banco do Brasil SA/Cayman Islands
5.38%, 01/15/21[e]	$200	$208,490
5.88%, 01/26/22[e]	200	211,222
5.88%, 01/19/23[e]	400	426,308
Banco Inbursa SA Institucion de Banca Multiple
4.13%, 06/06/24[e]	150	150,917
Banco Santander Mexico SA
4.13%, 11/09/22[e]	400	415,840
Banco Santander SA
3.13%, 02/23/23	200	200,810
4.25%, 04/11/27	200	207,288
Banco Votorantim SA
7.38%, 01/21/20[e]	100	107,000
Bancolombia SA
5.13%, 09/11/22	87	91,378
Bangkok Bank PCL/Hong Kong
3.30%, 10/03/18[e]	200	201,922
Bank Nederlandse Gemeenten NV
2.38%, 03/16/26[c]	250	245,185
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	25	24,904
2.50%, 10/21/22 (Call 10/21/21)	345	341,084
2.63%, 10/19/20	100	100,868
2.63%, 04/19/21	325	326,875
3.25%, 10/21/27 (Call 10/21/26)	100	98,397
3.30%, 01/11/23	260	266,344
3.50%, 04/19/26	250	254,415
3.88%, 08/01/25	250	262,372
4.00%, 04/01/24	75	79,451
4.00%, 01/22/25	350	362,439
4.10%, 07/24/23	75	79,682
4.13%, 01/22/24	125	133,111
4.18%, 11/25/27 (Call 11/25/26)	75	78,189
4.20%, 08/26/24	1,000	1,056,620
4.25%, 10/22/26	25	26,231
4.45%, 03/03/26	75	79,775
4.88%, 04/01/44	250	287,880
5.00%, 01/21/44	50	58,150
5.63%, 07/01/20	75	81,428

Security	Principal (000s)	Value
5.88%, 01/05/21	$75	$82,872
5.88%, 02/07/42	50	64,267
6.11%, 01/29/37	100	125,337
7.63%, 06/01/19	225	244,087
7.75%, 05/14/38	150	221,777
VRN, (3 mo. LIBOR US + 0.630%)
2.33%, 10/01/21 (Call 10/01/20)[g]	265	264,557
VRN, (3 mo. LIBOR US + 1.021%)
2.88%, 04/24/23 (Call 04/24/22)[g]	300	301,023
VRN, (3 mo. LIBOR US + 1.370%)
3.59%, 07/21/28 (Call 07/21/27)[g]	25	25,277
VRN, (3 mo. LIBOR US + 1.512%)
3.71%, 04/24/28 (Call 04/24/27)[g]	300	306,093
VRN, (3 mo. LIBOR US + 1.575%)
3.82%, 01/20/28 (Call 01/20/27)[g]	125	128,781
VRN, (3 mo. LIBOR US + 1.814%)
4.24%, 04/24/38 (Call 04/24/37)[g]	400	423,944
VRN, (3 mo. LIBOR US + 1.990%)
4.44%, 01/20/48 (Call 01/20/47)[g]	175	189,772
Series L
2.25%, 04/21/20	25	25,019
Bank of America N.A.
2.05%, 12/07/18	400	400,964
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[c]	200	212,736
Bank of China Ltd.
5.00%, 11/13/24[e]	300	323,889
Bank of China Ltd./Hong Kong
3.13%, 01/23/19[e]	200	201,820
VRN, (3 mo. LIBOR US + 2.183%)
2.18%, 02/14/20[e,g]	800	801,296

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Bank of China Ltd./Luxembourg
2.25%, 07/12/21[e]	$200	$196,298
Bank of Communications Co. Ltd.
VRN, (5 year CMT + 2.850%)
4.50%, 10/03/24 (Call 10/03/19)[e,g]	200	205,396
Bank of Montreal
1.50%, 07/18/19	25	24,824
1.90%, 08/27/21	275	270,556
2.10%, 06/15/20	75	74,993
2.38%, 01/25/19 (Call 12/25/18)	225	226,388
2.55%, 11/06/22 (Call 10/06/22)	25	24,989
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	125	124,314
2.20%, 03/04/19 (Call 02/02/19)	250	251,150
2.20%, 05/15/19 (Call 04/15/19)	25	25,113
2.30%, 09/11/19 (Call 08/11/19)	25	25,185
2.45%, 08/17/26 (Call 05/17/26)	250	238,595
2.50%, 04/15/21 (Call 03/15/21)	150	151,562
2.60%, 08/17/20 (Call 07/17/20)	180	182,588
2.60%, 02/07/22 (Call 01/07/22)	160	161,109
2.80%, 05/04/26 (Call 02/04/26)	25	24,532
3.00%, 02/24/25 (Call 01/24/25)	45	45,374
3.00%, 10/30/28 (Call 07/30/28)	125	122,005
3.25%, 05/16/27 (Call 02/16/27)	180	181,940
3.30%, 08/23/29 (Call 05/23/29)	25	24,913
3.40%, 05/15/24 (Call 04/15/24)	175	182,068

Security	Principal (000s)	Value
3.65%, 02/04/24 (Call 01/05/24)	$25	$26,318
VRN, (3 mo. LIBOR US + 1.069%)
3.44%, 02/07/28 (Call 02/07/27)[g]	170	174,134
Series G
2.15%, 02/24/20 (Call 01/24/20)	190	190,789
Bank of Nova Scotia (The)
1.65%, 06/14/19	355	354,013
1.95%, 01/15/19	25	25,044
2.15%, 07/14/20	10	10,010
2.35%, 10/21/20	650	653,094
2.45%, 03/22/21	50	50,248
2.45%, 09/19/22	150	149,198
2.70%, 03/07/22	115	115,956
2.80%, 07/21/21	150	152,457
4.50%, 12/16/25	100	105,400
Barclays PLC
2.75%, 11/08/19	200	202,106
2.88%, 06/08/20	400	404,292
3.20%, 08/10/21	200	202,894
3.25%, 01/12/21	200	203,498
4.38%, 01/12/26	400	419,320
4.95%, 01/10/47	200	220,862
5.20%, 05/12/26	200	214,762
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	100	99,474
2.15%, 02/01/21 (Call 01/01/21)	100	99,842
2.25%, 02/01/19 (Call 01/02/19)	225	226,114
2.45%, 01/15/20 (Call 12/15/19)	265	267,751
2.63%, 06/29/20 (Call 05/29/20)	400	405,920
2.75%, 04/01/22 (Call 03/01/22)	50	50,662
2.85%, 10/26/24 (Call 09/26/24)	100	99,766
5.25%, 11/01/19	35	37,139

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
BBVA Bancomer SA/Texas
6.50%, 03/10/21[e]	$150	$164,166
6.75%, 09/30/22[e]	200	226,936
7.25%, 04/22/20[e]	100	108,785
BNP Paribas SA
2.40%, 12/12/18	150	150,903
2.45%, 03/17/19	25	25,217
4.63%, 03/13/27[c]	200	213,862
5.00%, 01/15/21	200	216,756
VRN, (3 mo. LIBOR US + 1.290%)
7.20%, (Call 06/25/37)[c,g,h]	100	116,897
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	125	128,449
BPCE SA
2.50%, 07/15/19	250	252,300
2.75%, 12/02/21	250	253,310
3.38%, 12/02/26	250	253,957
4.00%, 04/15/24	250	265,512
4.50%, 03/15/25[c]	2,100	2,194,542
Caixa Economica Federal
3.50%, 11/07/22[e]	250	245,295
4.50%, 10/03/18[e]	150	152,382
Canadian Imperial Bank of Commerce
2.10%, 10/05/20	100	99,714
2.55%, 06/16/22	275	274,934
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)	50	50,711
3.20%, 02/05/25 (Call 01/05/25)	105	104,661
3.30%, 10/30/24 (Call 09/30/24)	100	100,149
3.50%, 06/15/23	275	282,472
3.75%, 04/24/24 (Call 03/24/24)	150	155,688
3.75%, 07/28/26 (Call 06/28/26)	100	99,503
3.75%, 03/09/27 (Call 02/09/27)	250	253,310

Security	Principal (000s)	Value
4.20%, 10/29/25 (Call 09/29/25)	$205	$211,115
4.75%, 07/15/21	75	80,792
Capital One N.A./Mclean VA
2.40%, 09/05/19 (Call 08/05/19)	300	301,125
CBQ Finance Ltd.
3.25%, 06/13/21[e]	200	198,498
China Construction Bank Asia Corp. Ltd.
VRN, (5 year CMT + 2.750%)
4.25%, 08/20/24 (Call 08/20/19)[e,g]	200	204,370
China Development Bank
2.50%, 10/09/20[e]	200	200,122
3.38%, 01/24/27[e]	200	203,096
China Everbright Bank Co. Ltd.
2.50%, 03/08/20[e]	200	198,644
CIT Group Inc.
3.88%, 02/19/19	50	50,790
5.00%, 08/15/22	70	75,298
5.00%, 08/01/23	25	27,064
5.38%, 05/15/20	50	53,587
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	1,000	1,000,020
CITIC Ltd.
3.70%, 06/14/26[e]	200	202,842
6.80%, 01/17/23[e]	200	234,524
Citigroup Inc.
1.85%, 11/24/17	25	25,004
2.05%, 12/07/18	250	250,182
2.05%, 06/07/19	350	349,765
2.40%, 02/18/20	150	150,705
2.65%, 10/26/20	200	201,706
2.70%, 03/30/21	200	201,750
2.70%, 10/27/22 (Call 09/27/22)	200	198,980
2.75%, 04/25/22 (Call 03/25/22)	785	786,586
2.90%, 12/08/21 (Call 11/08/21)	350	353,773
3.20%, 10/21/26 (Call 07/21/26)	280	276,749

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.30%, 04/27/25	$10	$10,129
3.40%, 05/01/26	50	50,504
3.88%, 03/26/25	150	153,749
4.00%, 08/05/24	200	208,396
4.05%, 07/30/22	100	104,807
4.13%, 07/25/28	325	334,997
4.30%, 11/20/26	25	26,141
4.40%, 06/10/25	25	26,427
4.45%, 09/29/27	650	686,608
4.60%, 03/09/26	250	266,087
4.65%, 07/30/45	195	216,955
4.75%, 05/18/46	75	81,364
5.30%, 05/06/44	200	234,768
6.13%, 11/21/17	25	25,059
6.63%, 06/15/32	500	639,540
8.13%, 07/15/39	49	77,341
VRN, (3 mo. LIBOR US + 0.950%)
2.88%, 07/24/23 (Call 07/24/22)[g]	450	449,487
VRN, (3 mo. LIBOR US + 1.390%)
3.67%, 07/24/28 (Call 07/24/27)[g]	575	581,750
VRN, (3 mo. LIBOR US + 1.839%)
4.28%, 04/24/48 (Call 04/24/47)[g]	150	157,976
Citizens Bank N.A./Providence RI
2.25%, 03/02/20 (Call 02/03/20)	250	250,430
2.25%, 10/30/20	250	249,560
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)	165	173,207
4.35%, 08/01/25 (Call 07/01/25)	100	103,864
Commonwealth Bank of Australia
2.00%, 09/06/21[c]	100	98,431
2.50%, 09/18/22[c]	325	324,135
3.15%, 09/19/27[c]	275	272,368
3.90%, 07/12/47[c]	150	151,181

Security	Principal (000s)	Value
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	$250	$251,187
2.30%, 03/12/20	250	251,092
Cooperatieve Rabobank UA
3.88%, 02/08/22	650	688,662
3.95%, 11/09/22	250	263,712
4.38%, 08/04/25	250	264,705
5.25%, 05/24/41	51	63,243
5.25%, 08/04/45	250	297,947
5.75%, 12/01/43	250	318,302
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	250	251,575
2.75%, 01/10/22	250	253,777
Credit Agricole SA
VRN, (3 mo. LIBOR US + 6.982%)
8.38%, (Call 10/13/19)[c,g,h]	100	110,414
Credit Bank of Moscow Via CBOM Finance PLC
5.88%, 11/07/21[e]	200	207,262
Credit Suisse AG/New York NY
3.00%, 10/29/21	250	255,927
3.63%, 09/09/24	250	260,017
5.40%, 01/14/20	250	266,477
Credit Suisse Group AG
3.57%, 01/09/23 (Call 01/09/22)[c]	300	307,005
4.28%, 01/09/28 (Call 01/09/27)[c]	1,250	1,303,500
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	500	509,335
3.80%, 09/15/22	250	260,020
4.55%, 04/17/26	250	269,197
Deutsche Bank AG
3.13%, 01/13/21	50	50,542
4.25%, 10/14/21	450	471,060
VRN, (5 year USD Swap + 2.248%)
4.30%, 05/24/28 (Call 05/24/23)[g]	200	199,156
Deutsche Bank AG/London
2.50%, 02/13/19	400	401,896

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.70%, 05/30/24	$155	$157,266
Deutsche Bank AG/New York NY
2.70%, 07/13/20	240	240,869
Development Bank of Japan Inc.
1.63%, 09/01/21[c]	200	194,242
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[e]	200	203,274
Dexia Credit Local SA
2.38%, 09/20/22[c]	1,000	996,859
DIB Sukuk Ltd.
3.66%, 02/14/22[e]	600	611,172
Discover Bank
3.10%, 06/04/20 (Call 05/04/20)	250	255,227
DNB Bank ASA
2.13%, 10/02/20[c]	200	199,784
Dresdner Funding Trust I
8.15%, 06/30/31 (Call 06/30/29)[c]	200	262,284
Emirates NBD PJSC
3.25%, 11/19/19[e]	200	202,264
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	300	299,130
4.30%, 01/16/24 (Call 12/16/23)	50	53,122
8.25%, 03/01/38	135	203,774
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	200	198,788
3.85%, 03/15/26 (Call 02/15/26)	200	206,374
First Abu Dhabi Bank PJSC
3.00%, 03/30/22[e]	200	200,300
First Horizon National Corp.
3.50%, 12/15/20 (Call 11/15/20)	100	102,818
Goldman Sachs Capital I
6.35%, 02/15/34	250	312,072
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	500	494,590

Security	Principal (000s)	Value
2.55%, 10/23/19	$975	$982,556
2.63%, 01/31/19	250	251,917
2.63%, 04/25/21 (Call 03/25/21)	50	50,199
2.75%, 09/15/20 (Call 08/15/20)	230	232,473
3.00%, 04/26/22 (Call 04/26/21)	50	50,463
3.50%, 01/23/25 (Call 10/23/24)	500	507,740
3.63%, 01/22/23	250	258,625
3.75%, 05/22/25 (Call 02/22/25)	25	25,750
3.75%, 02/25/26 (Call 11/25/25)	455	466,825
3.85%, 01/26/27 (Call 01/26/26)	155	158,838
4.00%, 03/03/24	200	210,846
4.25%, 10/21/25	140	146,164
4.75%, 10/21/45 (Call 04/21/45)	150	167,519
4.80%, 07/08/44 (Call 01/08/44)	250	279,967
5.15%, 05/22/45	200	228,188
5.25%, 07/27/21	300	328,722
5.38%, 03/15/20	50	53,567
5.75%, 01/24/22	125	139,915
5.95%, 01/15/27	22	25,771
6.13%, 02/15/33	31	39,043
6.25%, 02/01/41	89	118,002
6.45%, 05/01/36	25	31,829
6.75%, 10/01/37	400	527,648
7.50%, 02/15/19	100	106,857
VRN, (3 mo. LIBOR US + 1.201%)
3.27%, 09/29/25 (Call 09/29/24)[g]	250	249,168
HSBC Holdings PLC
2.95%, 05/25/21	200	203,602
4.25%, 03/14/24	200	210,464
4.25%, 08/18/25	200	208,360
4.30%, 03/08/26	900	966,510
5.10%, 04/05/21	375	407,572
5.25%, 03/14/44	500	584,865
6.10%, 01/14/42	150	202,151
6.50%, 05/02/36	350	456,120

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
6.50%, 09/15/37	$200	$263,274
6.80%, 06/01/38	212	288,574
VRN, (3 mo. LIBOR US + 1.055%)
3.26%, 03/13/23 (Call 03/13/22)[g]	500	511,450
HSBC USA Inc.
2.25%, 06/23/19	100	100,482
2.35%, 03/05/20	150	150,950
2.75%, 08/07/20	100	101,592
3.50%, 06/23/24	100	103,311
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	250	248,780
2.88%, 08/20/20 (Call 07/20/20)	250	254,157
ICICI Bank Ltd./Dubai
3.25%, 09/09/22[e]	600	601,753
3.50%, 03/18/20[e]	200	203,412
IIndustrial & Commercial Bank of China Ltd./Hong Kong
VRN, (3 mo. LIBOR US + 2.406%)
2.28%, 02/21/22[e,g]	1,000	1,005,250
Industrial & Commercial Bank of China Ltd.
4.88%, 09/21/25[e]	200	215,300
Industrial & Commercial Bank of China Ltd./Dubai
2.63%, 05/26/20[e]	200	199,998
Industrial & Commercial Bank of China Ltd./New York
3.23%, 11/13/19	250	253,772
Industrial & Commercial Bank of China Ltd./Singapore
2.00%, 05/10/19[e]	200	198,906
ING Bank NV 2.00%, 11/26/18[c]	200	200,230
2.50%, 10/01/19[c]	250	251,957
ING Groep NV
3.95%, 03/29/27	200	210,106
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23[e]	200	208,048
6.20%, 12/21/21[e]	400	434,020
JPMorgan Chase & Co.
1.85%, 03/22/19 (Call 02/22/19)	100	99,955

Security	Principal (000s)	Value
2.20%, 10/22/19	$250	$251,325
2.25%, 01/23/20 (Call 12/23/19)	250	251,255
2.55%, 03/01/21 (Call 02/01/21)	375	377,471
2.70%, 05/18/23 (Call 03/18/23)	425	423,857
2.75%, 06/23/20 (Call 05/23/20)	150	152,331
2.95%, 10/01/26 (Call 07/01/26)	350	343,154
2.97%, 01/15/23 (Call 01/15/22)	300	303,774
3.13%, 01/23/25 (Call 10/23/24)	775	779,433
3.25%, 09/23/22	200	205,520
3.30%, 04/01/26 (Call 01/01/26)	340	342,438
3.38%, 05/01/23	246	252,180
3.63%, 12/01/27 (Call 12/01/26)	25	25,126
3.88%, 02/01/24	75	79,390
3.88%, 09/10/24	175	182,453
3.90%, 07/15/25 (Call 04/15/25)	200	210,588
4.13%, 12/15/26	155	162,400
4.25%, 10/15/20	460	486,455
4.25%, 10/01/27	25	26,417
4.85%, 02/01/44	75	86,780
4.95%, 06/01/45	50	56,875
5.63%, 08/16/43	1,125	1,381,590
6.00%, 01/15/18	25	25,225
6.40%, 05/15/38	250	336,637
VRN, (3 mo. LIBOR US + 1.360%)
3.88%, 07/24/38 (Call 07/24/37)[g]	250	252,285
VRN, (3 mo. LIBOR US + 1.380%)
3.54%, 05/01/28 (Call 05/01/27)[g]	100	101,127
VRN, (3 mo. LIBOR US + 1.580%)
4.26%, 02/22/48 (Call 02/22/47)[g]	240	253,459

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Kazkommertsbank JSC
5.50%, 12/21/22 (Call 11/30/17)[e]	$100	$99,375
KEB Hana Bank
2.50%, 01/27/21[e]	200	197,692
KeyBank N.A./Cleveland OH
1.60%, 08/22/19	250	248,368
3.40%, 05/20/26	250	250,182
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	160	160,683
2.90%, 09/15/20	240	244,512
KfW
0.00%, 04/18/36	150	86,604
0.00%, 06/29/37	100	55,844
1.00%, 07/15/19	175	172,879
1.13%, 11/16/18	150	149,246
1.25%, 09/30/19	450	445,797
1.50%, 02/06/19	25	24,952
1.50%, 04/20/20	1,000	992,180
1.50%, 06/15/21	750	736,755
1.63%, 05/29/20	150	149,192
1.63%, 03/15/21	150	148,325
1.75%, 10/15/19	100	99,996
1.75%, 03/31/20	50	49,919
1.88%, 04/01/19	400	401,096
1.88%, 06/30/20	2,000	2,001,680
2.00%, 10/04/22	100	99,291
2.00%, 05/02/25	750	729,217
2.13%, 03/07/22	175	175,156
2.13%, 06/15/22[d]	470	470,000
2.13%, 01/17/23	575	573,039
2.13%, 08/07/23[e]	25	24,815
2.50%, 11/20/24	325	327,031
2.75%, 10/01/20	250	256,107
Korea Development Bank (The)
2.00%, 09/12/26	200	181,108
3.00%, 09/14/22	400	402,512
3.00%, 01/13/26	200	197,236
Landwirtschaftliche Rentenbank
1.38%, 10/23/19	400	397,088
1.75%, 04/15/19	50	50,046
1.75%, 07/27/26	100	93,982
2.00%, 01/13/25	100	97,405

Security	Principal (000s)	Value
2.38%, 03/24/21[e]	$220	$222,957
2.38%, 06/10/25	175	174,220
Lloyds Bank PLC
2.70%, 08/17/20	250	253,965
Lloyds Banking Group PLC
3.00%, 01/11/22	200	202,720
3.75%, 01/11/27	200	204,194
4.50%, 11/04/24	200	211,004
4.58%, 12/10/25	200	210,972
Macquarie Bank Ltd.
2.60%, 06/24/19[c]	350	352,551
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (Call 04/18/22)	250	250,965
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22	170	169,837
2.95%, 03/01/21	200	203,182
3.29%, 07/25/27	100	99,916
3.68%, 02/22/27	100	102,998
3.85%, 03/01/26	400	416,380
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/20[c]	250	252,027
Mizuho Financial Group Inc.
2.63%, 04/12/21[c]	200	199,946
3.17%, 09/11/27	250	246,568
3.66%, 02/28/27	200	205,802
4.35%, 10/20/25[c]	250	262,237
Morgan Stanley
2.38%, 07/23/19	275	276,309
2.45%, 02/01/19	25	25,138
2.50%, 01/24/19	125	125,821
2.50%, 04/21/21	200	200,244
2.63%, 11/17/21	125	125,120
2.65%, 01/27/20	525	530,103
2.75%, 05/19/22	175	175,607
2.80%, 06/16/20	145	147,133
3.13%, 07/27/26	200	197,080
3.63%, 01/20/27	50	50,990
3.75%, 02/25/23	205	214,373
3.88%, 01/27/26	73	76,093
3.95%, 04/23/27	50	50,907
4.00%, 07/23/25	50	52,654

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.30%, 01/27/45	$450	$474,133
4.35%, 09/08/26	100	104,885
4.38%, 01/22/47	100	106,810
4.88%, 11/01/22	520	563,321
5.00%, 11/24/25	125	136,803
5.50%, 01/26/20	300	321,216
5.63%, 09/23/19	290	308,641
6.38%, 07/24/42	265	359,825
7.25%, 04/01/32	150	205,551
7.30%, 05/13/19	750	808,470
FRN, (3 mo. LIBOR US + 0.740%)
2.08%, 01/05/18[i]	50	50,051
VRN, (3 mo. LIBOR US + 1.340%)
3.59%, 07/22/28 (Call 07/22/27)[g]	25	25,187
Series F
3.88%, 04/29/24	100	105,011
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	100	98,647
National Australia Bank Ltd./New York
2.50%, 05/22/22	500	499,440
2.63%, 07/23/20	650	657,891
National Bank of Canada
2.10%, 12/14/18	500	501,170
Nederlandse Waterschapsbank NV
2.38%, 03/24/26[c]	200	195,978
Northern Trust Corp.
3.38%, 08/23/21	245	254,878
NRW Bank
1.25%, 07/29/19[e]	250	247,400
Oesterreichische Kontrollbank AG
1.50%, 10/21/20	100	98,738
1.88%, 01/20/21	100	99,698
2.38%, 10/01/21	250	252,820
PNC Bank N.A.
2.20%, 01/28/19 (Call 12/29/18)[j]	500	502,080
2.45%, 11/05/20 (Call 10/06/20)[j]	300	302,415

Security	Principal (000s)	Value
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[j,k]	$25	$25,327
3.90%, 04/29/24 (Call 03/29/24)[j]	50	52,576
Provident Funding Associates LP/PFG Finance Corp.
6.38%, 06/15/25 (Call 06/15/20)[c]	25	26,410
QNB Finance Ltd.
2.75%, 10/31/18[e]	200	199,808
RBC USA Holdco Corp.
5.25%, 09/15/20	25	27,033
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	175	175,562
Royal Bank of Canada
1.63%, 04/15/19	25	24,913
2.00%, 12/10/18	425	426,024
2.15%, 03/15/19	25	25,107
2.15%, 10/26/20	150	149,969
2.35%, 10/30/20	400	402,232
2.50%, 01/19/21	250	252,250
4.65%, 01/27/26	100	107,590
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	200	205,400
4.80%, 04/05/26	250	269,097
5.13%, 05/28/24	150	160,335
6.00%, 12/19/23	250	278,545
6.10%, 06/10/23	50	55,681
6.13%, 12/15/22	125	138,960
VRN, (3 mo. LIBOR US + 2.500%)
7.65%, (Call 09/30/31)[g,h]	65	83,349
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	250	251,507
2.70%, 05/24/19 (Call 04/24/19)	125	125,815
4.40%, 07/13/27 (Call 04/13/27)[c]	25	25,752
4.50%, 07/17/25 (Call 04/17/25)	100	104,466

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Santander UK Group Holdings PLC
2.88%, 10/16/20	$375	$379,605
3.57%, 01/10/23 (Call 01/10/22)	200	204,768
Santander UK PLC
2.38%, 03/16/20	10	10,073
4.00%, 03/13/24	300	317,205
5.00%, 11/07/23[c]	200	216,448
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[e]	200	209,116
Skandinaviska Enskilda Banken AB
2.30%, 03/11/20	250	251,200
2.63%, 11/17/20[c]	250	252,820
2.80%, 03/11/22	250	253,612
Societe Generale SA
2.63%, 09/16/20[c]	250	252,497
4.75%, 11/24/25[c]	200	212,066
Standard Chartered PLC
3.05%, 01/15/21[c]	400	405,784
4.05%, 04/12/26[c]	400	412,208
VRN, (3 mo. LIBOR US + 1.460%)
7.01%, (Call 07/30/37)[c,g,h]	100	117,265
State Bank of India/London
3.62%, 04/17/19[e]	200	203,462
State Street Corp.
2.55%, 08/18/20	200	203,566
2.65%, 05/19/26	150	146,538
3.30%, 12/16/24	100	103,991
3.55%, 08/18/25	60	62,604
3.70%, 11/20/23	247	263,141
4.38%, 03/07/21	50	53,597
VRN, (3 mo. LIBOR US + 0.635%)
2.65%, 05/15/23 (Call 05/15/22)[g]	100	100,500
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	250	251,022
3.65%, 07/23/25	250	260,297
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	250	245,763
2.78%, 10/18/22	225	225,223
2.85%, 01/11/22	250	251,785

Security	Principal (000s)	Value
2.93%, 03/09/21	$475	$482,595
3.01%, 10/19/26	100	97,812
3.35%, 10/18/27	225	225,596
3.36%, 07/12/27	25	25,179
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	225	223,895
3.30%, 05/15/26 (Call 04/15/26)	200	198,920
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	85	85,694
2.70%, 01/27/22 (Call 12/27/21)	275	276,655
SVB Financial Group
3.50%, 01/29/25	25	25,145
Svenska Handelsbanken AB
2.25%, 06/17/19	250	251,652
2.40%, 10/01/20	500	504,410
2.45%, 03/30/21	250	251,715
Swedbank AB
2.20%, 03/04/20[c]	200	200,172
Synovus Financial Corp.
3.13%, 11/01/22 (Call 10/01/22)	100	99,916
Toronto-Dominion Bank (The)
1.45%, 08/13/19	350	347,273
1.80%, 07/13/21	234	229,900
1.85%, 09/11/20	100	99,398
1.90%, 10/24/19	250	249,812
2.13%, 07/02/19	25	25,097
2.13%, 04/07/21	50	49,793
2.25%, 11/05/19	50	50,291
2.50%, 12/14/20	225	227,300
VRN, (5 year USD Swap + 2.205%)
3.63%, 09/15/31 (Call 09/15/26)[g]	150	148,946
Turkiye Garanti Bankasi AS
5.88%, 03/16/23[e]	200	205,848
Turkiye Is Bankasi
5.00%, 04/30/20[e]	400	402,572
5.38%, 10/06/21[e]	400	400,602

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Turkiye Vakiflar Bankasi TAO VRN, (5 year USD Swap + 5.439%)
6.88%, 02/03/25 (Call 02/03/20)[e,g]	$200	$200,998
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	350	350,938
2.20%, 04/25/19 (Call 03/25/19)	250	251,417
2.95%, 07/15/22 (Call 06/15/22)	170	174,464
3.00%, 03/15/22 (Call 02/15/22)	250	257,070
3.70%, 01/30/24 (Call 12/29/23)	150	158,249
Series V
2.38%, 07/22/26 (Call 06/22/26)	275	261,396
Series X
3.15%, 04/27/27 (Call 03/27/27)	75	75,341
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)	250	249,503
UBS AG/Stamford CT
2.38%, 08/14/19	500	503,210
UBS Group Funding Switzerland AG
2.95%, 09/24/20[c]	220	223,463
3.49%, 05/23/23 (Call 05/23/22)[c]	200	205,158
4.13%, 04/15/26[c]	200	210,776
UniCredit SpA VRN, (5 year USD ICE Swap + 3.703%)
5.86%, 06/19/32 (Call 06/19/27)[c,g]	200	213,646
United Bank for Africa PLC
7.75%, 06/08/22[e]	400	406,432
Vnesheconombank Via VEB Finance PLC
4.22%, 11/21/18[e]	200	202,568

Security	Principal (000s)	Value
VTB Bank OJSC Via VTB Capital SA
6.32%, 02/22/18[e]	$200	$202,310
Wachovia Corp.
6.55%, 10/15/35	200	253,888
Wells Fargo & Co.
2.10%, 07/26/21	200	197,650
2.13%, 04/22/19	50	50,183
2.15%, 01/15/19	25	25,082
2.50%, 03/04/21	100	100,428
2.55%, 12/07/20	1,750	1,764,035
3.00%, 02/19/25	383	379,925
3.00%, 04/22/26	250	244,865
3.00%, 10/23/26	115	112,524
3.30%, 09/09/24	505	513,439
3.50%, 03/08/22	200	207,772
3.55%, 09/29/25	250	256,552
4.10%, 06/03/26	400	416,328
4.40%, 06/14/46	25	25,819
4.60%, 04/01/21	275	294,979
4.65%, 11/04/44	25	26,696
4.90%, 11/17/45	370	409,971
5.38%, 11/02/43	100	117,501
5.61%, 01/15/44	275	333,028
VRN, (3 mo. LIBOR US + 1.310%)
3.58%, 05/22/28 (Call 05/22/27)[g]	480	485,304
Series M
3.45%, 02/13/23	100	102,728
Series N
2.15%, 01/30/20	725	726,363
Wells Fargo Bank N.A.
1.75%, 05/24/19	500	498,900
Westpac Banking Corp.
1.60%, 08/19/19	60	59,634
1.95%, 11/23/18	100	100,215
2.30%, 05/26/20	450	452,200
2.50%, 06/28/22	25	25,011
2.60%, 11/23/20	450	455,445
2.70%, 08/19/26	300	289,749
2.80%, 01/11/22	100	101,518
2.85%, 05/13/26	100	98,130
3.35%, 03/08/27	175	177,769
4.88%, 11/19/19	200	211,542

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
VRN, (5 year USD ICE Swap + 2.236%)
4.32%, 11/23/31 (Call 11/23/26)[g]	$50	$51,831
Woori Bank
2.63%, 07/20/21[e]	200	198,346
Yapi ve Kredi Bankasi AS
5.13%, 10/22/19[e]	200	203,112

		129,700,425
BEVERAGES — 0.69%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	390	390,452
2.63%, 01/17/23	150	150,409
2.65%, 02/01/21 (Call 01/01/21)	875	886,147
3.30%, 02/01/23 (Call 12/01/22)	75	77,390
3.65%, 02/01/26 (Call 11/01/25)	425	438,285
3.70%, 02/01/24	250	262,117
4.00%, 01/17/43	400	400,044
4.63%, 02/01/44	200	217,918
4.70%, 02/01/36 (Call 08/01/35)	300	329,295
4.90%, 02/01/46 (Call 08/01/45)	450	504,099
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	100	100,171
3.75%, 01/15/22	350	369,159
4.44%, 10/06/48 (Call 04/06/48)	175	185,752
6.88%, 11/15/19	75	82,250
Bacardi Ltd.
2.75%, 07/15/26 (Call 04/15/26)[c]	100	95,872
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	50	51,180
Coca-Cola Bottling Co. Consolidated
3.80%, 11/25/25 (Call 08/25/25)	25	25,522

Security	Principal (000s)	Value
Coca-Cola Co. (The)
1.38%, 05/30/19	$25	$24,891
1.55%, 09/01/21	375	369,150
1.65%, 11/01/18	280	280,014
1.88%, 10/27/20	1,875	1,871,250
2.25%, 09/01/26	35	33,451
2.88%, 10/27/25	175	177,093
2.90%, 05/25/27	175	175,444
3.20%, 11/01/23	310	323,473
Constellation Brands Inc.
4.25%, 05/01/23	200	213,698
4.50%, 05/09/47 (Call 11/09/46)	200	212,290
4.75%, 12/01/25	50	55,267
Cott Holdings Inc.
5.50%, 04/01/25 (Call 04/01/20)[c]	50	51,538
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	200	202,248
Diageo Investment Corp.
2.88%, 05/11/22	125	128,000
4.25%, 05/11/42	150	159,526
Dr Pepper Snapple Group Inc.
3.40%, 11/15/25 (Call 08/15/25)	35	35,456
3.43%, 06/15/27 (Call 03/15/27)	110	110,743
Heineken NV
3.50%, 01/29/28 (Call 10/29/27)[c]	275	281,592
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	175	173,010
2.25%, 03/15/20 (Call 02/15/20)[c]	50	50,023
3.00%, 07/15/26 (Call 04/15/26)	115	111,961
4.20%, 07/15/46 (Call 01/15/46)	275	271,158
PepsiCo Inc.
1.55%, 05/02/19	100	99,833
1.70%, 10/06/21 (Call 09/06/21)	100	98,412

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
2.00%, 04/15/21 (Call 03/15/21)	$50	$49,875
2.15%, 10/14/20 (Call 09/14/20)	700	704,081
2.25%, 01/07/19 (Call 12/07/18)	50	50,334
2.25%, 05/02/22 (Call 04/02/22)	100	99,821
2.38%, 10/06/26 (Call 07/06/26)	255	243,571
3.00%, 10/15/27 (Call 07/15/27)	50	49,772
3.10%, 07/17/22 (Call 05/17/22)	50	51,723
3.60%, 03/01/24 (Call 12/01/23)	50	52,812
4.00%, 05/02/47 (Call 11/02/46)	200	208,798
4.45%, 04/14/46 (Call 10/14/45)	350	389,949
4.88%, 11/01/40	35	40,660
5.50%, 01/15/40	100	125,177
Pernod Ricard SA
3.25%, 06/08/26 (Call 03/08/26)[c]	150	150,368

		12,292,524
BIOTECHNOLOGY — 0.32%
AMAG Pharmaceuticals Inc.
7.88%, 09/01/23 (Call 09/01/18)[c]	25	25,527
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)	50	50,037
2.25%, 08/19/23 (Call 06/19/23)	100	97,196
2.60%, 08/19/26 (Call 05/19/26)	275	263,642
2.65%, 05/11/22 (Call 04/11/22)	25	25,056
3.13%, 05/01/25 (Call 02/01/25)	100	100,568
3.63%, 05/15/22 (Call 02/15/22)	50	52,163

Security	Principal (000s)	Value
3.63%, 05/22/24 (Call 02/22/24)	$275	$287,504
3.88%, 11/15/21 (Call 08/15/21)	25	26,287
4.10%, 06/15/21 (Call 03/15/21)	100	105,464
4.40%, 05/01/45 (Call 11/01/44)	250	263,372
4.56%, 06/15/48 (Call 12/15/47)	225	241,785
4.66%, 06/15/51 (Call 12/15/50)	198	214,194
4.95%, 10/01/41	125	140,689
5.70%, 02/01/19	25	26,155
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	50	50,731
4.00%, 06/23/25 (Call 03/23/25)	465	483,688
5.25%, 06/23/45 (Call 12/23/44)	100	114,994
Biogen Inc.
2.90%, 09/15/20	150	153,186
4.05%, 09/15/25 (Call 06/15/25)	250	265,555
5.20%, 09/15/45 (Call 03/15/45)	255	293,566
Celgene Corp.
2.88%, 08/15/20	200	203,096
3.25%, 08/15/22	40	40,844
3.55%, 08/15/22	125	129,563
3.88%, 08/15/25 (Call 05/15/25)	300	311,922
4.00%, 08/15/23	25	26,637
4.63%, 05/15/44 (Call 11/15/43)	75	77,575
5.00%, 08/15/45 (Call 02/15/45)	75	82,621
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[c,l]	6	626
9.50%, 10/21/22 (Call 12/15/18)[c]	25	2,594

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	$25	$24,870
2.55%, 09/01/20	280	283,940
2.95%, 03/01/27 (Call 12/01/26)	10	9,849
3.50%, 02/01/25 (Call 11/01/24)	100	103,995
3.65%, 03/01/26 (Call 12/01/25)	100	104,348
4.15%, 03/01/47 (Call 09/01/46)	490	504,068
4.40%, 12/01/21 (Call 09/01/21)	25	26,944
4.50%, 02/01/45 (Call 08/01/44)	275	297,877
4.75%, 03/01/46 (Call 09/01/45)	225	252,706

		5,765,434
BUILDING MATERIALS — 0.15%
Airxcel Inc.
8.50%, 02/15/22 (Call 02/15/19)[c]	50	53,061
BMC East LLC
5.50%, 10/01/24 (Call 10/01/19)[c]	25	26,147
Boise Cascade Co.
5.63%, 09/01/24 (Call 09/01/19)[c]	25	26,237
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[c]	25	26,403
10.75%, 08/15/23 (Call 08/15/18)[c]	50	57,005
Griffon Corp.
5.25%, 03/01/22 (Call 12/01/17)	25	25,356
Holcim U.S. Finance Sarl & Cie. SCS
6.00%, 12/30/19[c]	100	107,363
Johnson Controls International PLC
3.63%, 07/02/24 (Call 04/02/24)[k]	50	51,922

Security	Principal (000s)	Value
3.90%, 02/14/26 (Call 11/14/25)	$40	$42,098
4.25%, 03/01/21	25	26,410
4.50%, 02/15/47 (Call 08/15/46)	260	275,447
6.00%, 01/15/36	50	61,795
Lennox International Inc.
3.00%, 11/15/23 (Call 09/15/23)	75	74,969
Louisiana-Pacific Corp.
4.88%, 09/15/24 (Call 09/15/19)	40	41,362
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)	50	51,317
3.50%, 11/15/27 (Call 08/15/27)	150	148,948
4.45%, 04/01/25 (Call 01/01/25)	275	294,715
7.13%, 03/15/20	4	4,425
NCI Building Systems Inc.
8.25%, 01/15/23 (Call 01/15/18)[c]	30	32,135
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	175	185,360
4.30%, 07/15/47 (Call 01/15/47)	10	9,633
7.00%, 12/01/36	43	56,092
Ply Gem Industries Inc.
6.50%, 02/01/22 (Call 12/01/17)	25	25,977
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[c]	40	41,954
Standard Industries Inc./NJ
5.00%, 02/15/27 (Call 02/15/22)[c]	50	52,163
5.38%, 11/15/24 (Call 11/15/19)[c]	150	158,277
6.00%, 10/15/25 (Call 10/15/20)[c]	75	81,220

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Summit Materials LLC/Summit Materials Finance Corp.
5.13%, 06/01/25 (Call 06/01/20)[c]	$25	$25,311
6.13%, 07/15/23 (Call 07/15/18)	50	51,935
U.S. Concrete Inc.
6.38%, 06/01/24 (Call 06/01/19)	80	86,143
USG Corp.
4.88%, 06/01/27 (Call 06/01/22)[c]	50	51,940
Votorantim Cimentos SA
7.25%, 04/05/41[e]	200	214,124
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	50	53,519
4.50%, 06/15/47 (Call 12/15/46)	100	101,079
7.50%, 06/15/21	120	140,296

		2,762,138
CHEMICALS — 0.66%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	200	203,930
3.38%, 03/15/25 (Call 12/15/24)	10	10,088
5.25%, 01/15/45 (Call 07/15/44)	100	115,522
Air Liquide Finance SA
2.25%, 09/27/23 (Call 07/27/23)[c]	200	195,132
Alpek SAB de CV
4.50%, 11/20/22[e]	400	407,480
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	50	52,691
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	100	119,853
10.00%, 10/15/25 (Call 10/15/20)	25	30,433
Bluestar Finance Holdings Ltd.
4.38%, 06/11/20[e]	200	206,544

Security	Principal (000s)	Value
Braskem Finance Ltd.
5.75%, 04/15/21[e]	$200	$216,318
Cabot Corp.
3.40%, 09/15/26 (Call 06/15/26)	25	24,627
Celanese U.S. Holdings LLC
5.88%, 06/15/21	50	54,944
CF Industries Inc.
3.45%, 06/01/23[d]	50	49,485
4.50%, 12/01/26[c]	25	26,285
4.95%, 06/01/43	100	91,518
5.15%, 03/15/34	70	69,740
5.38%, 03/15/44	25	24,009
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)	50	53,119
7.00%, 05/15/25 (Call 05/15/20)	50	55,778
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22[e]	400	401,968
Cornerstone Chemical Co.
6.75%, 08/15/24 (Call 08/15/20)[c]	80	81,078
CVR Partners LP/CVR Nitrogen Finance Corp.
9.25%, 06/15/23 (Call 06/15/19)[c]	56	59,597
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	175	178,194
3.50%, 10/01/24 (Call 07/01/24)	50	51,610
4.13%, 11/15/21 (Call 08/15/21)	250	265,197
4.25%, 11/15/20 (Call 08/15/20)	50	52,685
4.25%, 10/01/34 (Call 04/01/34)	50	51,937
4.38%, 11/15/42 (Call 05/15/42)	300	311,928
5.25%, 11/15/41 (Call 05/15/41)	65	74,710
8.55%, 05/15/19	350	383,953
9.40%, 05/15/39	100	168,139

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	$537	$541,865
3.60%, 08/15/22 (Call 05/15/22)	13	13,515
3.80%, 03/15/25 (Call 12/15/24)	76	79,130
4.80%, 09/01/42 (Call 03/01/42)	56	60,865
EI du Pont de Nemours & Co.
2.80%, 02/15/23	265	266,821
4.15%, 02/15/43	170	174,386
4.63%, 01/15/20	250	264,167
4.90%, 01/15/41	25	28,300
FMC Corp.
3.95%, 02/01/22 (Call 11/01/21)	190	198,160
5.20%, 12/15/19	250	263,565
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)	150	133,512
10.00%, 04/15/20 (Call 12/01/17)	25	23,754
10.38%, 02/01/22 (Call 02/01/19)[c,d]	80	75,097
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/17)	25	17,938
Huntsman International LLC
5.13%, 11/15/22 (Call 08/15/22)	50	53,649
INEOS Group Holdings SA
5.63%, 08/01/24 (Call 08/01/19)[c,d]	200	208,596
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	200	206,522
INVISTA Finance LLC
4.25%, 10/15/19[c]	25	25,776

Security	Principal (000s)	Value
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA
8.38%, 12/01/22 (Call 06/01/19)[c]	$25	$25,429
Kraton Polymers LLC/Kraton Polymers Capital Corp.
7.00%, 04/15/25 (Call 04/15/20)[c]	100	108,002
LYB International Finance BV
4.00%, 07/15/23	100	105,748
4.88%, 03/15/44 (Call 09/15/43)	275	301,573
LYB International Finance II BV
3.50%, 03/02/27 (Call 12/02/26)	75	74,972
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	145	148,660
5.75%, 04/15/24 (Call 01/15/24)	200	229,452
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	50	50,655
Mexichem SAB de CV
5.88%, 09/17/44[e]	200	206,578
Monsanto Co.
2.13%, 07/15/19	50	50,053
3.95%, 04/15/45 (Call 10/15/44)	25	24,004
4.20%, 07/15/34 (Call 01/15/34)	150	155,004
4.40%, 07/15/44 (Call 01/15/44)	44	45,574
4.70%, 07/15/64 (Call 01/15/64)	50	50,910
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)	185	193,253
5.63%, 11/15/43 (Call 05/15/43)	45	47,096
NOVA Chemicals Corp.
4.88%, 06/01/24[e]	100	101,875
4.88%, 06/01/24 (Call 03/03/24)[c]	70	71,184

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.00%, 05/01/25 (Call 01/31/25)[c]	$25	$25,418
5.25%, 06/01/27 (Call 03/03/27)[e]	50	50,921
Olin Corp.
5.13%, 09/15/27 (Call 03/15/22)	100	105,075
Perstorp Holding AB
8.50%, 06/30/21 (Call 11/18/18)[c]	200	217,024
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[c]	50	51,804
10.38%, 05/01/21 (Call 05/01/18)[c]	50	54,265
PolyOne Corp.
5.25%, 03/15/23	25	26,882
Potash Corp. of Saskatchewan Inc.
3.00%, 04/01/25 (Call 01/01/25)	125	122,402
5.63%, 12/01/40	30	35,464
PPG Industries Inc.
3.60%, 11/15/20	25	25,953
PQ Corp.
6.75%, 11/15/22 (Call 05/15/19)[c]	25	27,024
Praxair Inc.
1.25%, 11/07/18	100	99,501
2.65%, 02/05/25 (Call 11/05/24)	300	297,249
3.55%, 11/07/42 (Call 05/07/42)	35	34,361
Rain CII Carbon LLC/CII Carbon Corp.
7.25%, 04/01/25 (Call 04/01/20)[c]	100	108,421
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 06/01/19)[c]	50	48,602
Sherwin-Williams Co. (The)
2.25%, 05/15/20	230	230,646
3.45%, 06/01/27 (Call 03/01/27)	45	45,726
4.40%, 02/01/45 (Call 08/01/44)	61	60,857

Security	Principal (000s)	Value
4.50%, 06/01/47 (Call 12/01/46)	$50	$53,067
Sinochem Offshore Capital Co. Ltd.
3.12%, 05/24/22[e]	200	201,076
Syngenta Finance NV
3.13%, 03/28/22	300	293,307
TPC Group Inc.
8.75%, 12/15/20 (Call 12/01/17)[c]	25	24,463
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
5.38%, 09/01/25 (Call 09/01/20)[c]	50	52,561
Tronox Finance PLC
5.75%, 10/01/25 (Call 10/01/20)[c]	75	78,383
7.50%, 03/15/22 (Call 03/15/18)[c]	50	52,613
Valvoline Inc.
4.38%, 08/15/25 (Call 08/15/20)[c]	50	50,562
Versum Materials Inc.
5.50%, 09/30/24 (Call 09/30/21)[c]	25	26,664
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	135	136,019
4.63%, 02/15/21 (Call 02/15/18)	400	412,152

		11,762,594
COAL — 0.03%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.
7.50%, 05/01/25 (Call 05/01/20)[c]	25	26,404
China Shenhua Overseas Capital Co. Ltd.
3.88%, 01/20/25[e]	200	206,698
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
12.00%, 11/01/21 (Call 11/01/18)	21	22,452

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 12/01/17)	$75	$76,600
8.00%, 04/01/23 (Call 04/01/18)	50	53,686
Foresight Energy LLC/Foresight Energy Finance Corp.
11.50%, 04/01/23 (Call 04/01/20)[c]	25	22,298
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[c]	50	27,500
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[c]	25	25,821
6.38%, 03/31/25 (Call 03/31/20)[c]	25	25,743
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.50%, 06/15/25 (Call 06/15/20)[c]	50	52,507
Warrior Met Coal LLC
8.00%, 11/01/24 (Call 11/01/20)[c]	25	25,587

		565,296
COMMERCIAL SERVICES — 0.40%
Adani Ports & Special Economic Zone Ltd.
4.00%, 07/30/27 (Call 06/30/27)[e]	200	200,380
ADT Corp. (The)
3.50%, 07/15/22	150	149,554
4.13%, 06/15/23	50	50,881
4.88%, 07/15/32[c]	50	47,147
5.25%, 03/15/20	25	26,258
6.25%, 10/15/21	25	27,699
Ahern Rentals Inc.
7.38%, 05/15/23 (Call 05/15/18)[c]	50	45,869
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/17)	19	19,324

Security	Principal (000s)	Value
7.88%, 12/01/22 (Call 12/01/18)	$150	$161,790
8.75%, 12/01/20 (Call 12/01/17)	50	51,222
Ashtead Capital Inc.
4.13%, 08/15/25 (Call 08/15/20)[c]	200	202,872
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	515	519,166
3.38%, 09/15/25 (Call 06/15/25)	25	25,851
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 12/01/17)[c,d]	50	50,435
5.25%, 03/15/25 (Call 03/15/20)[c]	25	24,591
5.50%, 04/01/23 (Call 04/01/18)[d]	125	125,426
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	225	233,478
5.25%, 10/01/25 (Call 07/01/25)	50	54,376
Board of Trustees of The Leland Stanford Junior University (The)
3.65%, 05/01/48 (Call 11/01/47)	25	26,025
Booz Allen Hamilton Inc.
5.13%, 05/01/25 (Call 05/01/20)[c]	25	25,483
Cardtronics Inc./Cardtronics USA Inc.
5.50%, 05/01/25 (Call 05/01/20)[c]	60	59,815
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[c]	25	17,272
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 12/01/17)[c]	25	26,499

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
CSVC Acquisition Corp.
7.75%, 06/15/25 (Call 06/15/20)[c]	$100	$97,637
DP World Ltd.
6.85%, 07/02/37[c]	320	397,229
Ecolab Inc.
2.38%, 08/10/22 (Call 07/10/22)	100	99,680
2.70%, 11/01/26 (Call 08/01/26)	50	48,281
3.25%, 01/14/23 (Call 11/14/22)	200	206,288
4.35%, 12/08/21	25	26,919
5.50%, 12/08/41	100	123,763
ERAC USA Finance LLC
3.80%, 11/01/25 (Call 08/01/25)[c]	50	51,383
5.63%, 03/15/42[c]	150	174,195
7.00%, 10/15/37[c]	100	132,444
Flexi-Van Leasing Inc.
7.88%, 08/15/18 (Call 12/01/17)[c]	44	43,976
Gartner Inc.
5.13%, 04/01/25 (Call 04/01/20)[c]	50	52,761
GW Honos Security Corp.
8.75%, 05/15/25 (Call 05/15/20)[c]	30	31,998
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[c]	40	43,298
7.75%, 06/01/24 (Call 06/01/19)[c]	50	55,034
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[c,d]	25	22,576
5.88%, 10/15/20 (Call 12/01/17)[d]	50	49,695
6.25%, 10/15/22 (Call 12/01/17)[d]	50	47,862
6.75%, 04/15/19 (Call 12/01/17)	36	36,048
7.38%, 01/15/21 (Call 12/01/17)[d]	50	50,193

Security	Principal (000s)	Value
7.63%, 06/01/22 (Call 06/01/19)[c,d]	$50	$52,011
IHS Markit Ltd.
4.75%, 02/15/25 (Call 11/15/24)[c]	55	58,050
5.00%, 11/01/22 (Call 08/01/22)[c]	25	26,800
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[c]	50	52,401
Johns Hopkins University
Series 2013
4.08%, 07/01/53	25	25,914
KAR Auction Services Inc.
5.13%, 06/01/25 (Call 06/01/20)[c]	75	77,636
Laureate Education Inc.
8.25%, 05/01/25 (Call 05/01/20)[c]	50	53,625
Live Nation Entertainment Inc.
4.88%, 11/01/24 (Call 11/01/19)[c]	50	51,651
LSC Communications Inc.
8.75%, 10/15/23 (Call 10/15/19)[c]	25	25,689
Massachusetts Institute of Technology
4.68%, 12/31/99	160	182,413
5.60%, 07/01/11	25	33,521
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc.
7.88%, 10/01/22 (Call 11/16/17)[c]	50	50,588
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/17)	50	43,324
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)[c]	50	49,782
3.25%, 01/15/28 (Call 10/15/27)[c]	126	125,328

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.25%, 07/15/44	$50	$59,429
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)[c,d]	50	51,845
5.50%, 10/01/21 (Call 12/01/17)[c]	25	25,743
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/17)	50	50,749
5.00%, 04/15/22 (Call 12/01/17)[c]	175	180,206
Northwestern University
3.66%, 12/01/57 (Call 06/01/57)	15	15,232
3.87%, 12/01/48	25	26,035
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	110	105,128
3.30%, 07/15/56 (Call 01/15/56)	25	24,216
3.62%, 10/01/37	15	15,399
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[c]	180	199,463
RR Donnelley & Sons Co.
6.00%, 04/01/24	50	46,830
7.88%, 03/15/21	50	52,937
S&P Global Inc.
4.00%, 06/15/25 (Call 03/15/25)	35	36,973
4.40%, 02/15/26 (Call 11/15/25)	100	107,997
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 12/01/17)	75	77,106
5.38%, 05/15/24 (Call 05/15/19)	25	26,389
7.63%, 10/01/18	30	31,500
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[c]	50	51,487

Security	Principal (000s)	Value
Team Health Holdings Inc.
6.38%, 02/01/25 (Call 02/01/20)[c]	$90	$82,930
TMS International Corp.
7.25%, 08/15/25 (Call 08/15/20)[c]	40	41,663
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)	50	52,147
4.63%, 10/15/25 (Call 10/15/20)	55	56,249
4.88%, 01/15/28 (Call 01/15/23)	200	200,718
5.50%, 07/15/25 (Call 07/15/20)	50	53,546
5.50%, 05/15/27 (Call 05/15/22)	80	85,730
5.75%, 11/15/24 (Call 05/15/19)	50	53,108
5.88%, 09/15/26 (Call 09/15/21)	50	54,489
University of Notre Dame du Lac
Series 2015
3.44%, 02/15/45	20	19,428
University of Southern California
3.03%, 10/01/39	300	278,733
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)	50	52,184

		7,086,995
COMPUTERS — 0.75%
Apple Inc.
1.10%, 08/02/19	150	148,477
2.00%, 05/06/20	185	185,462
2.10%, 05/06/19	395	397,437
2.10%, 09/12/22 (Call 08/12/22)	25	24,734
2.25%, 02/23/21 (Call 01/23/21)	885	890,221
2.40%, 05/03/23	585	583,064
2.50%, 02/09/22 (Call 01/09/22)	900	910,413
2.50%, 02/09/25	100	98,506

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
2.85%, 05/06/21	$300	$307,446
2.90%, 09/12/27 (Call 06/12/27)	250	248,092
3.00%, 02/09/24 (Call 12/09/23)	150	153,079
3.20%, 05/13/25	60	61,682
3.20%, 05/11/27 (Call 02/11/27)	226	229,912
3.25%, 02/23/26 (Call 11/23/25)	150	153,673
3.35%, 02/09/27 (Call 11/09/26)	100	102,760
3.45%, 05/06/24	50	52,392
3.45%, 02/09/45	275	260,815
3.85%, 05/04/43	125	127,313
4.25%, 02/09/47 (Call 08/09/46)	130	139,510
4.38%, 05/13/45	25	27,334
4.50%, 02/23/36 (Call 08/23/35)	100	113,992
4.65%, 02/23/46 (Call 08/23/45)	250	284,482
Conduent Finance Inc./Conduent Business Services LLC
10.50%, 12/15/24 (Call 12/15/20)[c]	78	92,272
Dell Inc.
5.88%, 06/15/19	100	104,864
7.10%, 04/15/28	25	28,010
Dell International LLC/EMC Corp.
3.48%, 06/01/19[c]	480	488,659
4.42%, 06/15/21 (Call 05/15/21)[c]	515	541,538
5.45%, 06/15/23 (Call 04/15/23)[c]	60	65,868
5.88%, 06/15/21 (Call 06/15/18)[c]	125	130,736
6.02%, 06/15/26 (Call 03/15/26)[c]	400	446,552
7.13%, 06/15/24 (Call 06/15/19)[c]	250	276,100
8.35%, 07/15/46 (Call 01/15/46)[c]	250	323,095

Security	Principal (000s)	Value
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 04/15/19)	$45	$47,360
DXC Technology Co.
4.25%, 04/15/24 (Call 02/15/24)	25	26,342
4.45%, 09/18/22	175	184,707
4.75%, 04/15/27 (Call 01/15/27)	50	53,729
EMC Corp.
1.88%, 06/01/18	50	49,873
2.65%, 06/01/20	100	98,812
3.38%, 06/01/23 (Call 03/01/23)	100	96,485
Exela Intermediate LLC/Exela Finance Inc.
10.00%, 07/15/23 (Call 07/15/20)[c]	100	95,851
Harland Clarke Holdings Corp.
6.88%, 03/01/20 (Call 12/01/17)[c]	25	25,789
8.38%, 08/15/22 (Call 02/15/19)[c]	50	52,549
9.25%, 03/01/21 (Call 12/01/17)[c]	50	51,180
Hewlett Packard Enterprise Co.
2.10%, 10/04/19[c]	50	49,949
4.40%, 10/15/22 (Call 08/15/22)	195	207,696
4.90%, 10/15/25 (Call 07/15/25)	195	207,244
6.20%, 10/15/35 (Call 04/15/35)	150	162,181
6.35%, 10/15/45 (Call 04/15/45)	115	122,476
HP Inc.
4.30%, 06/01/21	100	105,885
4.38%, 09/15/21	150	159,561
4.65%, 12/09/21	150	161,805
6.00%, 09/15/41	75	82,349
International Business Machines Corp.
1.63%, 05/15/20	200	198,798

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
1.80%, 05/17/19	$500	$500,500
1.95%, 02/12/19[d]	200	200,632
2.25%, 02/19/21	100	100,497
3.30%, 01/27/27	100	102,105
3.38%, 08/01/23	200	208,386
3.45%, 02/19/26	100	103,711
4.00%, 06/20/42	100	102,656
4.70%, 02/19/46	200	230,200
8.38%, 11/01/19	25	28,165
Leidos Holdings Inc.
Series 1
5.95%, 12/01/40 (Call 06/04/40)	25	25,183
Leidos Inc.
5.50%, 07/01/33	25	24,746
Lenovo Group Ltd.
3.88%, 03/16/22[e]	200	201,294
NCR Corp.
4.63%, 02/15/21 (Call 12/01/17)	25	25,385
5.00%, 07/15/22 (Call 12/01/17)	90	92,071
6.38%, 12/15/23 (Call 12/15/18)	25	26,625
NetApp Inc.
3.25%, 12/15/22 (Call 09/15/22)	150	151,719
3.30%, 09/29/24 (Call 07/29/24)	175	175,299
Riverbed Technology Inc.
8.88%, 03/01/23 (Call 03/01/18)[c]	75	67,140
Seagate HDD Cayman
3.75%, 11/15/18	50	50,909
4.75%, 06/01/23	100	102,721
4.75%, 01/01/25	25	24,808
4.88%, 06/01/27 (Call 03/01/27)	100	97,685
5.75%, 12/01/34 (Call 06/01/34)	35	33,618
Sungard Availability Services Capital Inc.
8.75%, 04/01/22 (Call 04/01/19)[c]	50	35,627

Security	Principal (000s)	Value
West Corp.
8.50%, 10/15/25 (Call 10/15/20)[c,d]	$100	$97,384
Western Digital Corp.
7.38%, 04/01/23 (Call 04/01/19)[c]	175	191,355
10.50%, 04/01/24 (Call 04/01/19)	175	205,333

		13,444,865
COSMETICS & PERSONAL CARE — 0.12%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[c]	25	25,541
Avon Products Inc.
6.50%, 03/01/19	50	50,197
7.00%, 03/15/23	75	62,370
Colgate-Palmolive Co.
2.25%, 11/15/22	250	249,270
4.00%, 08/15/45	60	62,737
Edgewell Personal Care Co.
4.70%, 05/24/22	50	53,197
Estee Lauder Companies Inc. (The)
1.80%, 02/07/20	50	49,870
3.15%, 03/15/27 (Call 12/15/26)	50	50,603
4.38%, 06/15/45 (Call 12/15/44)	50	54,395
First Quality Finance Co. Inc.
5.00%, 07/01/25 (Call 07/01/20)[c]	45	46,261
High Ridge Brands Co.
8.88%, 03/15/25 (Call 03/15/20)[c]	6	5,600
Procter & Gamble Co. (The)
1.60%, 11/15/18	25	24,985
1.90%, 10/23/20	150	149,887
2.30%, 02/06/22	175	175,644
2.45%, 11/03/26	100	96,935
3.10%, 08/15/23	60	62,326
3.50%, 10/25/47	100	99,238
5.55%, 03/05/37	75	98,700

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/01/17)	$50	$43,025
6.25%, 08/01/24 (Call 08/01/19)	50	36,997
Unilever Capital Corp.
1.38%, 07/28/21	100	97,367
2.00%, 07/28/26	100	92,671
2.20%, 03/06/19	300	301,833
5.90%, 11/15/32	75	98,827

		2,088,476
DISTRIBUTION & WHOLESALE — 0.04%
American Builders & Contractors Supply Co. Inc.
5.75%, 12/15/23 (Call 12/15/18)[c]	25	26,574
American Tire Distributors Inc.
10.25%, 03/01/22 (Call 03/01/18)[c]	105	109,486
Beacon Roofing Supply Inc.
6.38%, 10/01/23 (Call 10/01/18)	18	19,336
Global Partners LP/GLP Finance Corp.
7.00%, 06/15/23 (Call 06/15/18)	25	25,351
H&E Equipment Services Inc.
5.63%, 09/01/25 (Call 09/01/20)[c]	50	52,740
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[c]	75	80,824
LKQ Corp.
4.75%, 05/15/23 (Call 05/15/18)	50	51,346
Univar USA Inc.
6.75%, 07/15/23 (Call 07/15/18)[c]	25	26,433
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	25	23,795
4.20%, 05/15/47 (Call 11/15/46)	100	102,928

Security	Principal (000s)	Value
4.60%, 06/15/45 (Call 12/15/44)	$100	$109,172

		627,985
DIVERSIFIED FINANCIAL SERVICES — 1.30%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)	150	156,466
4.25%, 07/01/20	200	209,472
4.50%, 05/15/21	150	159,271
4.63%, 10/30/20	150	159,358
4.63%, 07/01/22	150	161,049
5.00%, 10/01/21	150	162,264
Air Lease Corp.
2.63%, 07/01/22 (Call 06/01/22)	100	99,679
3.00%, 09/15/23 (Call 07/15/23)	525	528,906
3.38%, 01/15/19 (Call 12/15/18)	25	25,395
3.88%, 04/01/21 (Call 03/01/21)	100	104,665
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)	25	25,533
5.00%, 04/01/23	50	53,037
5.13%, 03/15/21	40	42,550
6.25%, 12/01/19	50	53,669
Alliance Data Systems Corp.
5.88%, 11/01/21 (Call 11/01/18)[c]	100	103,964
Ally Financial Inc.
3.75%, 11/18/19	50	50,986
4.13%, 03/30/20	50	51,666
4.13%, 02/13/22	50	51,957
4.25%, 04/15/21	67	69,903
4.63%, 05/19/22	25	26,385
4.63%, 03/30/25	50	53,286
4.75%, 09/10/18	50	51,027
5.13%, 09/30/24	100	109,499
5.75%, 11/20/25 (Call 10/20/25)[d]	50	55,319

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
8.00%, 03/15/20	$50	$56,221
8.00%, 11/01/31	190	251,027
American Express Co.
2.65%, 12/02/22	25	25,076
3.63%, 12/05/24 (Call 11/04/24)	125	129,115
4.05%, 12/03/42	75	77,382
American Express Credit Corp.
1.70%, 10/30/19 (Call 09/30/19)	185	184,151
1.88%, 11/05/18 (Call 10/05/18)	25	25,022
2.25%, 08/15/19	275	276,573
2.25%, 05/05/21 (Call 04/04/21)	415	415,187
2.38%, 05/26/20 (Call 04/25/20)	525	528,759
2.70%, 03/03/22 (Call 01/31/22)	25	25,252
3.30%, 05/03/27 (Call 04/03/27)	75	75,842
Series F
2.60%, 09/14/20 (Call 08/14/20)	50	50,619
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	75	73,309
3.70%, 10/15/24	150	156,721
4.00%, 10/15/23	250	267,167
ASP AMC Merger Sub Inc.
8.00%, 05/15/25 (Call 05/15/20)[c]	25	24,233
Azure Nova International Finance Ltd.
2.63%, 11/01/21[e]	200	196,644
Azure Orbit International Finance Ltd.
3.75%, 03/06/23[e]	200	206,548
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/45[c]	25	25,990
5.00%, 06/15/44[c]	25	28,106

Security	Principal (000s)	Value
BOC Aviation Ltd.
3.88%, 04/27/26 (Call 01/27/26)[e]	$400	$413,960
Brookfield Finance Inc.
4.25%, 06/02/26 (Call 03/02/26)	25	25,850
Capital One Bank USA N.A.
2.30%, 06/05/19 (Call 05/05/19)	250	250,620
Cboe Global Markets Inc.
3.65%, 01/12/27 (Call 10/12/26)	110	112,611
CCBL Cayman 1 Corp. Ltd.
2.75%, 05/31/21[e]	200	197,434
CDP Financial Inc.
3.15%, 07/24/24[c]	250	257,022
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	25	25,077
3.20%, 03/02/27 (Call 12/02/26)	50	50,495
3.45%, 02/13/26 (Call 11/13/25)	40	41,190
China Cinda Finance 2014 Ltd.
5.63%, 05/14/24[e]	200	224,038
China Cinda Finance 2015 I Ltd.
4.25%, 04/23/25[e]	200	207,750
China Cinda Finance 2017 I Ltd.
4.10%, 03/09/24[e]	600	619,704
China Great Wall International Holdings III Ltd.
2.63%, 10/27/21[e]	200	196,634
3.13%, 08/31/22[e]	250	250,117
CITIC Securities Finance MTN Co. Ltd.
3.25%, 04/20/22[e]	200	200,214
CME Group Inc.
3.00%, 09/15/22	175	179,580
5.30%, 09/15/43 (Call 03/15/43)	75	95,092
Credit Suisse USA Inc.
7.13%, 07/15/32	50	69,042

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	$25	$25,285
3.95%, 11/06/24 (Call 08/06/24)	200	205,946
4.10%, 02/09/27 (Call 11/09/26)	150	154,152
E*TRADE Financial Corp.
2.95%, 08/24/22 (Call 07/24/22)	65	65,033
Eaton Vance Corp.
3.50%, 04/06/27 (Call 01/06/27)	100	102,178
Enova International Inc.
8.50%, 09/01/24 (Call 09/01/20)[c]	50	50,538
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[c]	25	26,697
Fly Leasing Ltd.
5.25%, 10/15/24 (Call 10/15/20)	200	200,880
Franklin Resources Inc.
2.85%, 03/30/25	100	99,273
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	581	584,428
3.37%, 11/15/25	764	783,161
4.42%, 11/15/35	700	749,903
Genpact Luxembourg Sarl
3.70%, 04/01/22 (Call 03/01/22)[c]	150	150,427
goeasy Ltd.
7.88%, 11/01/22 (Call 11/01/19)[c]	35	35,798
HSBC Finance Corp.
6.68%, 01/15/21	58	65,220
Huarong Finance 2017 Co. Ltd.
4.75%, 04/27/27[e]	400	418,216
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/17)	75	75,352

Security	Principal (000s)	Value
5.88%, 02/01/22 (Call 12/01/17)	$50	$51,603
6.00%, 08/01/20 (Call 12/01/17)	100	103,161
6.25%, 02/01/22 (Call 02/01/19)	125	130,749
6.75%, 02/01/24 (Call 02/01/20)	75	79,585
ICBCIL Finance Co. Ltd.
2.75%, 05/19/21[e]	200	198,260
3.38%, 04/05/22[e]	200	201,984
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[c]	77	73,292
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	50	49,797
3.10%, 09/15/27 (Call 06/15/27)	75	74,679
3.75%, 12/01/25 (Call 09/01/25)	225	236,333
4.00%, 10/15/23	125	134,604
International Lease Finance Corp.
4.63%, 04/15/21	50	53,233
5.88%, 04/01/19	200	210,278
5.88%, 08/15/22	375	423,026
6.25%, 05/15/19	300	318,315
8.25%, 12/15/20	100	116,589
8.63%, 01/15/22	50	61,116
Invesco Finance PLC
3.13%, 11/30/22	25	25,533
4.00%, 01/30/24	150	158,704
Janus Capital Group Inc.
4.88%, 08/01/25 (Call 05/01/25)	100	107,586
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 12/01/17)[c]	200	203,212
7.38%, 04/01/20 (Call 12/01/17)[c]	200	206,516
Jefferies Group LLC
4.85%, 01/15/27	100	106,495

136	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.13%, 01/20/23	$150	$163,765
6.25%, 01/15/36	135	151,119
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)[c]	40	41,448
5.25%, 10/01/25 (Call 10/01/20)[c]	45	44,926
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	50	50,117
Lincoln Finance Ltd.
7.38%, 04/15/21 (Call 04/15/18)[c]	200	211,232
LPL Holdings Inc.
5.75%, 09/15/25 (Call 03/15/20)[c]	125	130,026
Mastercard Inc.
2.00%, 04/01/19	100	100,408
2.95%, 11/21/26 (Call 08/21/26)	100	100,133
3.80%, 11/21/46 (Call 05/21/46)	36	37,160
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	225	232,123
5.55%, 01/15/20	100	107,095
National Rural Utilities Cooperative Finance Corp.
1.65%, 02/08/19	100	99,720
2.15%, 02/01/19 (Call 01/01/19)	25	25,101
2.30%, 09/15/22 (Call 08/15/22)	25	24,764
2.40%, 04/25/22 (Call 03/25/22)	200	200,358
3.05%, 04/25/27 (Call 01/25/27)	100	100,087
3.25%, 11/01/25 (Call 08/01/25)	100	101,630
4.02%, 11/01/32 (Call 05/01/32)	75	79,258

Security	Principal (000s)	Value
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 12/01/17)	$50	$50,804
9.63%, 05/01/19 (Call 12/01/17)	25	25,688
Navient Corp.
4.88%, 06/17/19	50	51,402
5.00%, 10/26/20	50	51,491
5.50%, 01/15/19	50	51,549
5.50%, 01/25/23	75	75,907
5.63%, 08/01/33	25	21,580
5.88%, 10/25/24	25	25,396
6.13%, 03/25/24	100	102,766
6.50%, 06/15/22	50	53,137
6.75%, 06/25/25	125	130,655
7.25%, 01/25/22	25	27,267
7.25%, 09/25/23	25	27,131
8.00%, 03/25/20	200	220,668
NewStar Financial Inc.
7.25%, 05/01/20 (Call 12/01/17)	50	51,895
NFP Corp.
6.88%, 07/15/25 (Call 07/15/20)[c]	45	46,843
Nomura Holdings Inc.
2.75%, 03/19/19	150	151,119
6.70%, 03/04/20	50	54,725
Ocwen Loan Servicing LLC
8.38%, 11/15/22 (Call 11/15/18)[c]	25	25,172
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/01/17)[c]	25	25,890
7.25%, 12/15/21 (Call 12/15/17)[c]	50	52,023
ORIX Corp.
3.70%, 07/18/27	75	75,667
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[e]	100	128,660
Protective Life Global Funding
2.00%, 09/14/21[c]	250	243,470

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[c]	$75	$79,497
Raymond James Financial Inc.
3.63%, 09/15/26	100	100,817
4.95%, 07/15/46	100	109,487
Springleaf Finance Corp.
5.25%, 12/15/19	25	25,814
6.13%, 05/15/22	100	105,539
7.75%, 10/01/21	100	112,509
8.25%, 12/15/20	61	68,707
Stifel Financial Corp.
4.25%, 07/18/24	125	128,454
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	45	45,259
3.00%, 08/15/19 (Call 07/15/19)	380	385,350
4.25%, 08/15/24 (Call 05/15/24)	150	156,124
4.50%, 07/23/25 (Call 04/24/25)	325	340,899
VFH Parent LLC/Orchestra Co-Issuer Inc.
6.75%, 06/15/22 (Call 06/15/19)[c]	50	51,971
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	100	100,815
2.75%, 09/15/27 (Call 06/15/27)	50	49,120
2.80%, 12/14/22 (Call 10/14/22)	175	178,356
3.15%, 12/14/25 (Call 09/14/25)	550	561,379
4.15%, 12/14/35 (Call 06/14/35)	250	272,870
4.30%, 12/14/45 (Call 06/14/45)	305	336,357

		23,178,516
ELECTRIC — 2.17%
Abu Dhabi National Energy Co. PJSC
3.88%, 05/06/24[e]	200	202,594

Security	Principal (000s)	Value
6.25%, 09/16/19[c]	$100	$106,854
AEP Texas Inc.
2.40%, 10/01/22 (Call 09/01/22)[c]	50	49,658
3.80%, 10/01/47 (Call 04/01/47)[c]	150	151,473
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	50	50,172
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)	50	51,177
5.13%, 09/01/27 (Call 09/01/22)	70	71,811
5.50%, 03/15/24 (Call 03/15/19)	59	61,643
5.50%, 04/15/25 (Call 04/15/20)	50	52,888
7.38%, 07/01/21 (Call 06/01/21)	50	56,870
8.00%, 06/01/20	11	12,552
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	75	76,205
4.15%, 08/15/44 (Call 02/15/44)	35	37,274
4.30%, 01/02/46 (Call 07/02/45)	50	54,643
Ameren Corp.
2.70%, 11/15/20 (Call 10/15/20)	50	50,578
3.65%, 02/15/26 (Call 11/15/25)	85	87,272
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	50	51,083
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	150	152,901
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	75	81,130

138	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Arizona Public Service Co.
2.95%, 09/15/27 (Call 06/15/27)	$100	$98,635
4.35%, 11/15/45 (Call 05/15/45)	50	54,492
4.50%, 04/01/42 (Call 10/01/41)	25	27,564
8.75%, 03/01/19	50	54,297
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	55	57,937
4.50%, 02/01/45 (Call 08/01/44)	200	219,926
5.15%, 11/15/43 (Call 05/15/43)	175	207,944
6.13%, 04/01/36	50	65,390
6.50%, 09/15/37	325	441,662
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[c]	50	49,942
5.38%, 01/15/23 (Call 10/15/18)[d]	50	48,606
5.50%, 02/01/24 (Call 02/01/19)	25	23,910
5.75%, 01/15/25 (Call 10/15/19)[d]	150	142,300
5.88%, 01/15/24 (Call 11/01/18)[c]	75	77,545
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/44 (Call 10/01/43)	150	172,672
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	25	24,921
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[e]	200	211,760
China Clean Energy Development Ltd.
4.00%, 11/05/25[e]	200	209,500
China Southern Power Grid International Finance BVI Co. Ltd.
3.50%, 05/08/27[e]	400	408,548

Security	Principal (000s)	Value
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)	$215	$216,071
Cleveland Electric Illuminating Co. (The)
3.50%, 04/01/28 (Call 01/01/28)[c]	100	100,558
8.88%, 11/15/18	125	133,449
CLP Power Hong Kong Financing Ltd.
3.38%, 10/26/27[e]	200	200,628
CMS Energy Corp.
3.60%, 11/15/25 (Call 08/15/25)	150	153,375
Comision Federal de Electricidad
4.88%, 01/15/24[e]	200	213,954
6.13%, 06/16/45[e]	200	219,264
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	50	50,158
2.55%, 06/15/26 (Call 03/15/26)	165	160,161
2.95%, 08/15/27 (Call 05/15/27)	150	148,735
3.70%, 03/01/45 (Call 09/01/44)	25	25,095
3.75%, 08/15/47 (Call 02/15/47)	25	25,487
Connecticut Light & Power Co. (The)
6.35%, 06/01/36	15	19,847
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	50	51,355
3.95%, 03/01/43 (Call 09/01/42)	270	282,423
4.45%, 03/15/44 (Call 09/15/43)	175	195,914
Series 2017
3.88%, 06/15/47 (Call 12/15/46)	25	25,780

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Consumers Energy Co.
3.95%, 07/15/47 (Call 01/15/47)	$75	$79,367
Dominion Energy Inc.
1.88%, 01/15/19	50	49,870
2.50%, 12/01/19 (Call 11/01/19)	225	226,618
2.75%, 01/15/22 (Call 12/15/21)	100	100,713
3.90%, 10/01/25 (Call 07/01/25)	100	105,043
5.20%, 08/15/19	50	52,709
7.00%, 06/15/38	30	40,667
Series B
5.95%, 06/15/35	30	37,212
Series D
2.85%, 08/15/26 (Call 05/15/26)	200	193,276
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)	50	55,177
DTE Electric Co.
2.85%, 10/01/26 (Call 07/01/26)	225	216,812
3.70%, 03/15/45 (Call 09/15/44)	50	50,340
3.75%, 08/15/47 (Call 02/15/47)	25	25,388
3.80%, 03/15/27 (Call 12/15/26)	50	51,741
4.30%, 07/01/44 (Call 01/01/44)	50	54,736
5.70%, 10/01/37	40	49,199
Dubai Electricity & Water Authority
7.38%, 10/21/20[c]	200	226,962
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	25	25,062
2.95%, 12/01/26 (Call 09/01/26)	25	24,968
3.90%, 06/15/21 (Call 03/15/21)	100	105,528
4.00%, 09/30/42 (Call 03/30/42)	325	340,398

Security	Principal (000s)	Value
5.30%, 02/15/40	$25	$30,754
7.00%, 11/15/18	25	26,307
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	600	587,976
2.65%, 09/01/26 (Call 06/01/26)	150	144,244
3.15%, 08/15/27 (Call 05/15/27)	25	24,866
3.75%, 04/15/24 (Call 01/15/24)	350	366,607
3.75%, 09/01/46 (Call 03/01/46)	430	419,409
4.80%, 12/15/45 (Call 06/15/45)	100	112,943
Duke Energy Florida LLC
3.20%, 01/15/27 (Call 10/15/26)	250	252,382
6.35%, 09/15/37	50	68,495
6.40%, 06/15/38	200	275,336
Duke Energy Progress LLC
4.20%, 08/15/45 (Call 02/15/45)	25	26,967
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)[d]	50	51,670
7.38%, 11/01/22 (Call 11/01/18)[d]	125	134,201
7.63%, 11/01/24 (Call 11/01/19)	50	54,625
8.00%, 01/15/25 (Call 01/15/20)[c,d]	25	27,410
8.13%, 01/30/26 (Call 07/30/20)[c]	100	111,122
Edison International
2.40%, 09/15/22 (Call 08/15/22)	125	123,820
EDP Finance BV
4.90%, 10/01/19[c]	100	105,033
Electricite de France SA
2.35%, 10/13/20 (Call 09/13/20)[c]	125	125,546
3.63%, 10/13/25 (Call 07/13/25)[c]	75	77,272

140	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.60%, 01/27/20[c]	$100	$105,400
4.75%, 10/13/35 (Call 04/13/35)[c]	1,000	1,102,350
4.88%, 01/22/44[c]	10	10,953
4.95%, 10/13/45 (Call 04/13/45)[c]	50	55,676
5.25%, 10/13/55 (Call 04/13/55)[c]	300	341,967
6.50%, 01/26/19[c]	175	184,656
VRN, (10 year USD Swap + 3.709%)
5.25%, (Call 01/29/23)[c,g,h]	100	103,841
Emera U.S. Finance LP
2.15%, 06/15/19	50	49,897
2.70%, 06/15/21 (Call 05/15/21)	50	50,222
3.55%, 06/15/26 (Call 03/15/26)	235	237,117
4.75%, 06/15/46 (Call 12/15/45)	175	190,080
Empresa Electrica Guacolda SA
4.56%, 04/30/25 (Call 01/30/25)[e]	200	195,764
Enel Americas SA
4.00%, 10/25/26 (Call 07/25/26)	50	51,049
Enel Finance International NV
3.63%, 05/25/27[c]	200	200,348
6.00%, 10/07/39[c]	150	183,664
Entergy Arkansas Inc.
3.50%, 04/01/26 (Call 01/01/26)	150	155,071
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	480	465,288
4.00%, 07/15/22 (Call 05/15/22)	75	79,354
Entergy Louisiana LLC
2.40%, 10/01/26 (Call 07/01/26)	150	142,174
Eskom Holdings SOC Ltd.
6.75%, 08/06/23[e]	600	612,720

Security	Principal (000s)	Value
Eversource Energy
2.90%, 10/01/24 (Call 08/01/24)	$50	$49,836
3.35%, 03/15/26 (Call 12/15/25)	315	315,362
Series K
2.75%, 03/15/22 (Call 02/15/22)	50	50,414
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	25	25,442
3.40%, 04/15/26 (Call 01/15/26)	160	161,603
3.50%, 06/01/22 (Call 05/01/22)	25	25,735
3.95%, 06/15/25 (Call 03/15/25)	817	855,138
4.45%, 04/15/46 (Call 10/15/45)	25	26,650
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	525	533,426
5.20%, 10/01/19	25	26,436
5.60%, 06/15/42 (Call 12/15/41)	55	57,895
6.25%, 10/01/39	100	113,228
FirstEnergy Corp.
Series A
2.85%, 07/15/22 (Call 05/15/22)	75	74,945
Series B
3.90%, 07/15/27 (Call 04/15/27)	110	112,300
4.25%, 03/15/23 (Call 12/15/22)	400	422,888
Series C
4.85%, 07/15/47 (Call 01/15/47)	265	286,648
7.38%, 11/15/31	175	234,892
FirstEnergy Solutions Corp.
6.80%, 08/15/39	175	87,281
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[c]	25	26,469

SCHEDULES OF INVESTMENTS	141

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Florida Power & Light Co.
4.05%, 06/01/42 (Call 12/01/41)	$55	$59,069
4.05%, 10/01/44 (Call 04/01/44)	55	59,380
5.95%, 02/01/38	100	131,712
Fortis Inc./Canada
2.10%, 10/04/21 (Call 09/04/21)	65	63,736
3.06%, 10/04/26 (Call 07/04/26)	225	218,461
Georgia Power Co.
1.95%, 12/01/18	225	225,139
4.30%, 03/15/42	200	209,586
5.40%, 06/01/40	165	195,421
Hongkong Electric Finance Ltd.
2.88%, 05/03/26[e]	200	194,228
Hydro-Quebec
9.38%, 04/15/30	75	118,813
Indiana Michigan Power Co.
Series L
3.75%, 07/01/47 (Call 01/01/47)	25	24,666
IPALCO Enterprises Inc.
3.70%, 09/01/24 (Call 07/01/24)[c]	30	30,080
Israel Electric Corp. Ltd.
5.63%, 06/21/18[e]	200	204,192
ITC Holdings Corp.
3.25%, 06/30/26 (Call 03/30/26)	50	49,815
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	100	103,111
4.20%, 06/15/47 (Call 12/15/46)	25	26,154
5.30%, 10/01/41 (Call 04/01/41)	25	29,468
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	50	61,199
Korea East-West Power Company Ltd.
2.63%, 06/19/22[e]	600	590,974

Security	Principal (000s)	Value
Korea Hydro & Nuclear Power Co. Ltd.
3.00%, 09/19/22[c]	$200	$200,486
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)	25	27,185
Series 25
3.30%, 10/01/25 (Call 07/01/25)	25	25,563
Majapahit Holding BV
7.75%, 01/20/20[e]	120	132,886
Mexico Generadora de Energia S de rl
5.50%, 12/06/32[e]	367	389,153
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	225	226,809
4.25%, 05/01/46 (Call 11/01/45)	175	190,704
5.75%, 11/01/35	25	31,437
Monongahela Power Co.
5.40%, 12/15/43 (Call 06/15/43)[c]	25	30,746
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27 (Call 02/01/27)	425	438,540
3.63%, 06/15/23 (Call 03/15/23)	75	77,884
6.00%, 03/01/19	25	26,295
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)[c]	50	50,695
4.50%, 09/15/27 (Call 06/15/27)[c]	50	50,362
Niagara Mohawk Power Corp.
4.28%, 10/01/34 (Call 04/01/34)[c]	100	107,895
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	100	96,833
4.13%, 05/15/44 (Call 11/15/43)	50	53,534

142	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	$50	$52,606
6.25%, 05/01/24 (Call 05/01/19)	25	26,463
6.63%, 03/15/23 (Call 12/01/17)	79	81,773
6.63%, 01/15/27 (Call 07/15/21)	50	53,424
7.25%, 05/15/26 (Call 05/15/21)	100	108,580
NRG Yield Operating LLC
5.00%, 09/15/26 (Call 09/15/21)	100	103,486
NTPC Ltd.
4.38%, 11/26/24[e]	200	212,922
Oglethorpe Power Corp.
4.20%, 12/01/42	75	73,273
4.25%, 04/01/46 (Call 10/01/45)	100	97,744
5.38%, 11/01/40	25	29,068
6.10%, 03/15/19	130	136,461
Oklahoma Gas & Electric Co.
4.15%, 04/01/47 (Call 10/01/46)	25	26,635
OmGrid Funding Ltd.
5.20%, 05/16/27[e]	200	200,774
Oncor Electric Delivery Co. LLC
3.80%, 09/30/47 (Call 03/30/47)[c]	50	51,148
4.55%, 12/01/41 (Call 06/01/41)	25	28,114
5.30%, 06/01/42 (Call 12/01/41)	125	153,756
7.00%, 05/01/32	25	34,517
Pacific Gas & Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	100	98,521
3.50%, 10/01/20 (Call 07/01/20)	75	77,401
3.50%, 06/15/25 (Call 03/15/25)	50	51,155
4.00%, 12/01/46 (Call 06/01/46)	50	50,173

Security	Principal (000s)	Value
4.25%, 03/15/46 (Call 09/15/45)	$125	$130,142
4.75%, 02/15/44 (Call 08/15/43)	25	27,866
5.80%, 03/01/37	25	30,690
6.05%, 03/01/34	1,250	1,555,787
6.25%, 03/01/39	25	32,589
Pampa Energia SA
7.50%, 01/24/27 (Call 01/24/22)[e]	250	273,592
PECO Energy Co.
5.95%, 10/01/36	25	32,497
Perusahaan Listrik Negara PT
5.25%, 05/15/47[e]	200	210,214
5.50%, 11/22/21[e]	200	218,952
Portland General Electric Co.
6.10%, 04/15/19	25	26,433
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	200	212,408
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	25	25,755
3.95%, 03/15/24 (Call 12/15/23)	75	79,183
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)	50	51,279
3.95%, 06/01/47 (Call 12/01/46)	250	262,622
4.15%, 10/01/45 (Call 04/01/45)	25	27,026
PPL WEM Ltd./Western Power Distribution Ltd.
5.38%, 05/01/21 (Call 02/01/21)[c]	125	134,974
PSEG Power LLC
8.63%, 04/15/31	120	158,818
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	100	99,211
3.55%, 06/15/46 (Call 12/15/45)	100	96,877

SCHEDULES OF INVESTMENTS	143

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.80%, 06/15/47 (Call 12/15/46)	$110	$112,913
5.13%, 06/01/19	25	26,247
Public Service Electric & Gas Co.
1.90%, 03/15/21 (Call 02/15/21)	60	59,504
2.25%, 09/15/26 (Call 06/15/26)	100	94,711
4.05%, 05/01/45 (Call 11/01/44)	50	51,788
4.15%, 11/01/45 (Call 05/01/45)	50	52,733
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)	200	205,234
Puget Sound Energy Inc.
4.43%, 11/15/41 (Call 05/15/41)	25	26,793
5.76%, 10/01/39	81	104,579
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	100	96,341
3.00%, 08/15/21	100	103,069
Series RRR
3.75%, 06/01/47 (Call 12/01/46)	26	27,127
Saudi Electricity Global Sukuk Co.
3 4.00%, 04/08/24[e]	400	416,032
5.50%, 04/08/44[e]	400	436,000
Sierra Pacific Power Co.
2.60%, 05/01/26 (Call 02/01/26)	25	24,219
South Carolina Electric & Gas Co.
6.05%, 01/15/38	50	60,725
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	125	131,622
4.00%, 04/01/47 (Call 10/01/46)	50	53,504
4.65%, 10/01/43 (Call 04/01/43)	100	117,109
6.00%, 01/15/34	42	53,950
Series 06-E
5.55%, 01/15/37	100	123,882

Security	Principal (000s)	Value
Series C
3.60%, 02/01/45 (Call 08/01/44)	$50	$49,867
Southern Co. (The)
1.85%, 07/01/19	180	179,723
2.15%, 09/01/19 (Call 08/01/19)	200	200,278
2.35%, 07/01/21 (Call 06/01/21)	225	223,900
2.95%, 07/01/23 (Call 05/01/23)	171	171,846
3.25%, 07/01/26 (Call 04/01/26)	771	767,600
4.25%, 07/01/36 (Call 01/01/36)	75	77,887
4.40%, 07/01/46 (Call 01/01/46)	85	89,368
Series B
VRN, (3 mo. LIBOR US + 3.630%)
5.50%, 03/15/57 (Call 03/15/22)[g]	50	53,197
Southern Power Co.
1.95%, 12/15/19	200	199,246
2.38%, 06/01/20 (Call 05/01/20)	50	50,192
4.15%, 12/01/25 (Call 09/01/25)	35	36,958
5.15%, 09/15/41	275	299,711
Southwestern Electric Power Co.
Series K
2.75%, 10/01/26 (Call 07/01/26)	100	96,454
Southwestern Public Service Co.
3.70%, 08/15/47 (Call 02/15/47)	255	256,367
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[e]	200	202,604
State Grid Overseas Investment 2014 Ltd.
4.85%, 05/07/44[e]	200	232,806

144	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
State Grid Overseas Investment 2016 Ltd.
2.88%, 05/18/26[e]	$200	$196,232
3.50%, 05/04/27[e]	850	870,340
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	25	22,859
4.63%, 07/15/19 (Call 04/15/19)[c]	7	7,072
6.50%, 05/01/18	25	25,375
6.50%, 06/01/25 (Call 06/01/20)	50	43,489
9.50%, 07/15/22 (Call 07/15/20)[c]	50	51,000
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	50	50,774
6.55%, 05/15/36	90	114,174
TECO Finance Inc.
5.15%, 03/15/20	175	185,759
Terraform Global Operating LLC
9.75%, 08/15/22 (Call 08/15/18)[c]	25	27,682
Three Gorges Finance I Cayman Islands Ltd.
3.15%, 06/02/26[e]	200	198,978
TransAlta Corp.
6.50%, 03/15/40	111	110,980
Tri-State Generation & Transmission Association Inc.
4.25%, 06/01/46 (Call 12/01/45)	100	99,797
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	120	125,381
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	25	25,266
4.20%, 05/15/45 (Call 11/15/44)	80	86,454
4.45%, 02/15/44 (Call 08/15/43)	50	55,756

Security	Principal (000s)	Value
Series A
3.15%, 01/15/26 (Call 10/15/25)	$50	$50,683
6.00%, 05/15/37	41	53,370
Series B
3.80%, 09/15/47 (Call 03/15/47)	50	50,745
WEC Energy Group Inc.
3.55%, 06/15/25 (Call 03/15/25)	100	102,816
Westar Energy Inc.
3.25%, 12/01/25 (Call 09/01/25)	50	50,400
4.25%, 12/01/45 (Call 06/01/45)	20	21,532
Wisconsin Electric Power Co.
4.30%, 12/15/45 (Call 06/15/45)	40	42,850
Wisconsin Power & Light Co.
3.05%, 10/15/27 (Call 07/15/27)	120	119,902
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	235	236,123
3.30%, 06/01/25 (Call 12/01/24)	100	101,659
3.35%, 12/01/26 (Call 06/01/26)	100	101,933
4.70%, 05/15/20 (Call 11/15/19)	200	210,558

		38,734,678
ELECTRICAL COMPONENTS & EQUIPMENT — 0.02%
Artesyn Embedded Technologies Inc.
9.75%, 10/15/20 (Call 12/01/17)[c]	32	32,071
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	25	25,045
3.15%, 06/01/25 (Call 03/01/25)	100	102,123

SCHEDULES OF INVESTMENTS	145

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[c]	$50	$52,608
General Cable Corp.
5.75%, 10/01/22 (Call 12/01/17)	50	51,320
WESCO Distribution Inc.
5.38%, 06/15/24 (Call 06/15/19)	50	52,611

		315,778
ELECTRONICS — 0.14%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	150	152,833
3.88%, 07/15/23 (Call 04/15/23)	10	10,417
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	50	50,136
Amphenol Corp.
3.13%, 09/15/21 (Call 08/15/21)	25	25,489
3.20%, 04/01/24 (Call 02/01/24)	200	201,678
Arrow Electronics Inc.
3.25%, 09/08/24 (Call 07/08/24)	45	44,740
4.00%, 04/01/25 (Call 01/01/25)	10	10,174
4.50%, 03/01/23 (Call 12/01/22)	150	158,559
Avnet Inc.
4.88%, 12/01/22	50	53,035
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	145	146,434
4.75%, 03/15/42	50	54,670
5.75%, 08/15/40	10	12,185
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	50	53,805
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	195	193,931

Security	Principal (000s)	Value
Honeywell International Inc.
1.40%, 10/30/19	$25	$24,808
1.85%, 11/01/21 (Call 10/01/21)	175	172,744
2.50%, 11/01/26 (Call 08/01/26)	280	268,492
4.25%, 03/01/21	200	213,326
5.38%, 03/01/41	150	190,866
Ingram Micro Inc.
5.45%, 12/15/24 (Call 09/15/24)	75	76,585
Jabil Inc.
4.70%, 09/15/22	25	26,534
Keysight Technologies Inc.
4.60%, 04/06/27 (Call 01/06/27)	150	159,556
Koninklijke Philips NV
3.75%, 03/15/22	100	105,267
TTM Technologies Inc.
5.63%, 10/01/25 (Call 10/01/20)[c]	40	40,746
Tyco Electronics Group SA
3.45%, 08/01/24 (Call 05/01/24)	25	25,840

		2,472,850
ENERGY — ALTERNATE SOURCES — 0.01%
Enviva Partners LP/Enviva Partners Finance Corp.
8.50%, 11/01/21 (Call 11/01/18)	25	26,851
Pattern Energy Group Inc.
5.88%, 02/01/24 (Call 02/01/20)[c]	65	69,140
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[c,k]	50	52,543

		148,534
ENGINEERING & CONSTRUCTION — 0.09%
ABB Finance USA Inc.
2.88%, 05/08/22	75	76,438

146	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.38%, 05/08/42	$25	$26,691
AECOM
5.13%, 03/15/27 (Call 12/15/26)	100	102,968
5.75%, 10/15/22 (Call 12/01/17)	50	52,330
5.88%, 10/15/24 (Call 07/15/24)	25	27,626
Brand Industrial Services Inc.
8.50%, 07/15/25 (Call 07/15/20)[c]	150	158,409
Chongqing Nan’an Urban Construction & Development Group Co. Ltd.
3.63%, 07/19/21[e]	250	250,300
Engility Corp.
8.88%, 09/01/24 (Call 09/01/19)	25	27,307
MasTec Inc.
4.88%, 03/15/23 (Call 03/15/18)	25	25,597
Mexico City Airport Trust
3.88%, 04/30/28[e]	400	393,148
5.50%, 10/31/46 (Call 04/30/46)[e]	200	198,626
5.50%, 07/31/47[e]	250	248,515
Tutor Perini Corp.
6.88%, 05/01/25 (Call 05/01/20)[c]	50	53,941
Weekley Homes LLC/Weekley Finance Corp.
6.63%, 08/15/25 (Call 08/15/20)[c]	50	48,534

		1,690,430
ENTERTAINMENT — 0.11%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)	50	48,769
5.88%, 11/15/26 (Call 11/15/21)	35	34,204
6.13%, 05/15/27 (Call 05/15/22)[d]	50	49,594

Security	Principal (000s)	Value
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
5.38%, 06/01/24 (Call 06/01/19)	$50	$52,604
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)[c]	25	26,402
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	50	50,755
5.13%, 12/15/22 (Call 12/15/17)	100	102,813
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	90	95,155
Gateway Casinos & Entertainment Ltd.
8.25%, 03/01/24 (Call 03/01/20)[c]	25	26,467
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	50	50,725
4.88%, 11/01/20 (Call 08/01/20)	50	52,743
5.38%, 04/15/26	100	108,326
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)[c]	200	219,868
Jacobs Entertainment Inc.
7.88%, 02/01/24 (Call 02/01/20)[c]	30	32,320
Lions Gate Entertainment Corp.
5.88%, 11/01/24 (Call 11/01/19)[c]	39	41,344
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 08/01/18 (Call 12/01/17)[c]	44	44,061

SCHEDULES OF INVESTMENTS	147

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
National CineMedia LLC
5.75%, 08/15/26 (Call 08/15/21)	$50	$46,554
Penn National Gaming Inc.
5.63%, 01/15/27 (Call 01/15/22)[c]	50	51,903
Pinnacle Entertainment Inc.
5.63%, 05/01/24 (Call 05/01/19)	75	77,992
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)	50	51,830
5.75%, 02/01/25 (Call 02/01/18)	50	50,957
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)[c]	100	101,533
7.00%, 01/01/22 (Call 01/01/18)[c]	50	52,891
10.00%, 12/01/22 (Call 12/01/18)	200	221,086
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)[c]	85	87,374
5.50%, 04/15/27 (Call 04/15/22)[c]	25	26,091
WMG Acquisition Corp.
4.88%, 11/01/24 (Call 11/01/19)[c]	25	25,757
6.75%, 04/15/22 (Call 12/01/17)[c]	50	52,650

		1,882,768
ENVIRONMENTAL CONTROL — 0.06%
Advanced Disposal Services Inc.
5.63%, 11/15/24 (Call 11/15/19)[c]	25	26,010
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/17)	50	50,732
Core & Main LP
6.13%, 08/15/25 (Call 08/15/20)[c]	100	102,209

Security	Principal (000s)	Value
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[d]	$115	$115,273
5.88%, 07/01/25 (Call 07/01/20)	100	99,286
Republic Services Inc.
2.90%, 07/01/26 (Call 04/01/26)	75	73,374
3.20%, 03/15/25 (Call 12/15/24)	175	176,512
5.25%, 11/15/21	50	55,233
5.50%, 09/15/19	25	26,584
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)	100	105,339
4.60%, 03/01/21 (Call 12/01/20)	200	213,760
4.75%, 06/30/20	50	53,385

		1,097,697
FOOD — 0.52%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)	75	66,233
6.63%, 06/15/24 (Call 06/15/19)	115	107,837
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/20)	65	66,185
C&S Group Enterprises LLC
5.38%, 07/15/22 (Call 12/01/17)[c]	50	48,541
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	100	101,228
Chobani LLC/Chobani Finance Corp. Inc.
7.50%, 04/15/25 (Call 04/15/20)[c]	45	48,853
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	300	305,352

148	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Dean Foods Co.
6.50%, 03/15/23 (Call 03/15/18)[c]	$50	$50,117
Dole Food Co. Inc.
7.25%, 06/15/25 (Call 06/15/20)[c]	50	53,927
Fresh Market Inc. (The)
9.75%, 05/01/23 (Call 05/01/19)[c]	50	28,166
General Mills Inc.
2.20%, 10/21/19	200	200,868
2.60%, 10/12/22 (Call 09/12/22)	150	149,814
3.15%, 12/15/21 (Call 09/15/21)	50	51,381
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	335	314,893
4.13%, 12/01/20	150	159,499
Ingles Markets Inc.
5.75%, 06/15/23 (Call 06/15/18)	50	49,473
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)[c]	125	121,992
7.25%, 06/01/21 (Call 12/01/17)[c]	200	204,042
JM Smucker Co. (The)
3.50%, 03/15/25	230	235,134
Kellogg Co.
2.65%, 12/01/23	150	148,671
4.00%, 12/15/20	340	357,955
4.50%, 04/01/46	75	77,720
Series B
7.45%, 04/01/31	50	67,519
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	250	253,177
3.00%, 06/01/26 (Call 03/01/26)	200	193,320
3.50%, 06/06/22	175	180,847
3.50%, 07/15/22 (Call 05/15/22)	25	25,837

Security	Principal (000s)	Value
3.95%, 07/15/25 (Call 04/15/25)	$250	$259,445
4.38%, 06/01/46 (Call 12/01/45)	645	630,378
4.88%, 02/15/25 (Call 02/15/20)[c]	85	90,947
5.00%, 07/15/35 (Call 01/15/35)	25	27,422
5.00%, 06/04/42	275	293,887
5.20%, 07/15/45 (Call 01/15/45)	210	229,001
5.38%, 02/10/20	50	53,485
7.13%, 08/01/39[c]	125	166,229
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	115	115,337
2.65%, 10/15/26 (Call 07/15/26)[d]	150	138,616
3.85%, 08/01/23 (Call 05/01/23)	100	103,970
4.45%, 02/01/47 (Call 08/01/46)	100	95,577
5.15%, 08/01/43 (Call 02/01/43)	200	210,684
6.80%, 12/15/18	50	52,631
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[c]	50	52,249
4.88%, 11/01/26 (Call 11/01/21)[c]	100	105,113
McCormick & Co. Inc./MD
3.40%, 08/15/27 (Call 05/15/27)	100	100,905
4.20%, 08/15/47 (Call 02/15/47)	75	77,785
Mondelez International Holdings Netherlands BV
2.00%, 10/28/21 (Call 09/28/21)[c]	200	196,046
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[c]	25	26,426
5.88%, 09/30/27 (Call 09/30/22)[c]	35	36,372

SCHEDULES OF INVESTMENTS	149

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%, 01/15/24 (Call 01/15/19)	$50	$53,354
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[c]	85	85,464
5.50%, 03/01/25 (Call 03/01/20)[c]	85	88,476
5.75%, 03/01/27 (Call 03/01/22)[c]	150	156,088
Safeway Inc.
7.25%, 02/01/31	25	21,612
Shearer’s Foods LLC/Chip Finance Corp.
9.00%, 11/01/19 (Call 12/01/17)[c]	25	25,655
Simmons Foods Inc.
5.75%, 11/01/24 (Call 11/01/20)[c]	30	30,149
Smithfield Foods Inc.
4.25%, 02/01/27 (Call 11/01/26)[c]	245	253,962
SUPERVALU Inc.
6.75%, 06/01/21 (Call 12/01/17)	50	47,672
7.75%, 11/15/22 (Call 11/15/18)	50	47,344
Sysco Corp.
1.90%, 04/01/19	25	24,990
2.50%, 07/15/21 (Call 06/15/21)	50	50,314
2.60%, 10/01/20 (Call 09/01/20)	110	111,350
2.60%, 06/12/22	25	25,067
3.25%, 07/15/27 (Call 04/15/27)	25	24,978
3.30%, 07/15/26 (Call 04/15/26)	100	100,948
3.75%, 10/01/25 (Call 07/01/25)	50	52,239
4.50%, 04/01/46 (Call 10/01/45)	75	79,855
5.38%, 09/21/35	75	88,510

Security	Principal (000s)	Value
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/01/17)	$25	$25,818
6.00%, 02/15/24 (Call 02/15/19)[c]	100	107,056
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	25	25,491
4.50%, 06/15/22 (Call 03/15/22)	175	189,311
4.88%, 08/15/34 (Call 02/15/34)	390	432,459
U.S. Foods Inc.
5.88%, 06/15/24 (Call 06/15/19)[c]	50	52,817
Whole Foods Market Inc.
5.20%, 12/03/25 (Call 09/03/25)	230	264,100

		9,196,165
FOOD SERVICE — 0.01%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	25	26,188
5.00%, 04/01/25 (Call 04/01/20)[c]	100	106,792

		132,980
FOREST PRODUCTS & PAPER — 0.09%
Cascades Inc.
5.75%, 07/15/23 (Call 07/15/18)[c]	50	52,541
Clearwater Paper Corp.
5.38%, 02/01/25[c]	50	50,248
Fibria Overseas Finance Ltd.
5.50%, 01/17/27[d]	25	26,792
Georgia-Pacific LLC
3.73%, 07/15/23 (Call 04/15/23)[c]	200	210,642
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	100	97,173
3.65%, 06/15/24 (Call 03/15/24)	275	286,905

150	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.80%, 01/15/26 (Call 10/15/25)	$25	$26,009
4.40%, 08/15/47 (Call 02/15/47)	275	284,575
4.80%, 06/15/44 (Call 12/15/43)	100	109,080
7.30%, 11/15/39	175	241,580
Inversiones CMPC SA
4.38%, 05/15/23[e]	200	207,328
PH Glatfelter Co.
5.38%, 10/15/20 (Call 12/01/17)	26	26,403
Resolute Forest Products Inc.
5.88%, 05/15/23 (Call 12/01/17)[d]	50	50,429

		1,669,705
GAS — 0.22%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	50	51,125
5.63%, 05/20/24 (Call 03/20/24)	50	52,718
5.75%, 05/20/27 (Call 02/20/27)	50	51,336
5.88%, 08/20/26 (Call 05/20/26)	50	51,904
Atmos Energy Corp.
3.00%, 06/15/27 (Call 03/15/27)	25	24,924
4.13%, 10/15/44 (Call 04/15/44)	25	26,611
4.15%, 01/15/43 (Call 07/15/42)	25	26,462
5.50%, 06/15/41 (Call 12/15/40)	15	18,681
Boston Gas Co.
3.15%, 08/01/27 (Call 05/01/27)[c]	25	24,946
4.49%, 02/15/42[c]	100	109,265
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	75	77,006

Security	Principal (000s)	Value
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	$25	$25,361
4.60%, 12/15/44 (Call 06/15/44)	35	37,542
KeySpan Corp.
5.80%, 04/01/35	50	60,342
8.00%, 11/15/30	10	13,726
Korea Gas Corp.
3.88%, 02/12/24[e]	400	415,432
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	50	51,074
3.95%, 09/15/27 (Call 06/15/27)	90	89,446
5.20%, 07/15/25 (Call 04/15/25)	50	53,725
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)	50	47,300
6.88%, 10/15/21 (Call 12/01/17)	25	25,142
7.50%, 11/01/23 (Call 11/01/19)	50	50,111
NiSource Finance Corp.
3.49%, 05/15/27 (Call 02/15/27)	160	162,381
4.80%, 02/15/44 (Call 08/15/43)	320	356,134
5.65%, 02/01/45 (Call 08/01/44)	295	365,953
5.95%, 06/15/41 (Call 12/15/40)	25	30,646
Perusahaan Gas Negara Persero Tbk
5.13%, 05/16/24[e]	200	217,218
Sempra Energy
1.63%, 10/07/19	100	99,280
3.25%, 06/15/27 (Call 03/15/27)	100	99,395
3.55%, 06/15/24 (Call 03/15/24)	50	51,453

SCHEDULES OF INVESTMENTS	151

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.75%, 11/15/25 (Call 08/15/25)	$100	$103,665
6.00%, 10/15/39	335	427,085
9.80%, 02/15/19	100	109,764
Southern California Gas Co.
2.60%, 06/15/26 (Call 03/15/26)	180	174,436
3.20%, 06/15/25 (Call 03/15/25)	100	102,189
Southern Co. Gas Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	25	25,786
Transportadora de Gas del Peru SA
4.25%, 04/30/28[e]	200	206,920

		3,916,484
HAND & MACHINE TOOLS — 0.01%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/17)[c]	75	70,864
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	50	50,090
Stanley Black & Decker Inc.
VRN, (3 mo. LIBOR US + 4.304%)
5.75%, 12/15/53 (Call 12/15/18)[g]	100	103,643

		224,597
HEALTH CARE — PRODUCTS — 0.48%
Abbott Laboratories
2.00%, 03/15/20	200	199,550
2.80%, 09/15/20 (Call 08/15/20)	50	50,677
2.90%, 11/30/21 (Call 10/30/21)	200	203,046
3.25%, 04/15/23 (Call 01/15/23)	25	25,554
3.40%, 11/30/23 (Call 09/30/23)	250	256,310
3.75%, 11/30/26 (Call 08/30/26)	150	154,690
3.88%, 09/15/25 (Call 06/15/25)	150	154,620

Security	Principal (000s)	Value
4.75%, 11/30/36 (Call 05/30/36)	$266	$293,204
4.90%, 11/30/46 (Call 05/30/46)	400	449,996
5.30%, 05/27/40	110	126,053
Alere Inc.
6.50%, 06/15/20 (Call 11/02/17)	25	25,406
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)[c]	85	86,699
9.00%, 10/01/25 (Call 10/01/20)[c]	150	151,384
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	95	90,725
Becton Dickinson and Co.
2.68%, 12/15/19	270	273,129
2.89%, 06/06/22 (Call 05/06/22)	50	50,095
3.13%, 11/08/21	241	246,312
3.70%, 06/06/27 (Call 03/06/27)	250	252,777
3.73%, 12/15/24 (Call 09/15/24)	75	77,007
4.67%, 06/06/47 (Call 12/06/46)	225	236,495
4.69%, 12/15/44 (Call 06/15/44)	50	52,769
4.88%, 05/15/44 (Call 11/15/43)	100	103,957
Boston Scientific Corp.
3.85%, 05/15/25	150	155,611
6.00%, 01/15/20	100	108,127
7.00%, 11/15/35	50	64,083
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	25	25,718
Danaher Corp.
4.38%, 09/15/45 (Call 03/15/45)	50	54,861
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.

152	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
8.13%, 06/15/21 (Call 06/15/18)[c]	$125	$119,446
Fresenius U.S. Finance II Inc.
4.25%, 02/01/21[c]	25	26,157
Greatbatch Ltd.
9.13%, 11/01/23 (Call 11/01/18)[c]	25	27,114
Hill-Rom Holdings Inc.
5.00%, 02/15/25 (Call 02/15/20)[c]	25	25,580
5.75%, 09/01/23 (Call 09/01/18)[c]	25	26,418
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)[c]	50	50,807
5.25%, 07/15/22 (Call 07/15/18)[c]	50	52,248
Immucor Inc.
11.13%, 02/15/22 (Call 08/15/18)[c]	50	52,804
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[c]	25	26,180
12.50%, 11/01/21 (Call 05/01/19)[c]	75	83,451
Mallinckrodt International Finance SA
4.75%, 04/15/23[d]	50	42,349
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 12/01/17)[c]	40	39,972
5.50%, 04/15/25 (Call 04/15/20)[c,d]	50	44,939
5.63%, 10/15/23 (Call 10/15/18)[c]	25	23,385
5.75%, 08/01/22 (Call 12/01/17)[c,d]	125	122,136
Medtronic Global Holdings SCA
3.35%, 04/01/27 (Call 01/01/27)	50	51,161
Medtronic Inc.
2.50%, 03/15/20	200	202,700

Security	Principal (000s)	Value
3.15%, 03/15/22	$140	$144,320
3.50%, 03/15/25	100	103,918
3.63%, 03/15/24 (Call 12/15/23)	75	78,980
4.38%, 03/15/35	620	684,778
4.50%, 03/15/42 (Call 09/15/41)	25	27,768
4.63%, 03/15/45	275	312,268
5.60%, 03/15/19	25	26,245
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[c]	75	75,308
St. Jude Medical LLC
3.25%, 04/15/23 (Call 01/15/23)	50	49,113
Sterigenics-Nordion Holdings LLC
6.50%, 05/15/23 (Call 05/15/18)[c]	100	105,339
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	100	101,020
3.38%, 05/15/24 (Call 02/15/24)	50	51,518
3.38%, 11/01/25 (Call 08/01/25)	35	35,817
4.63%, 03/15/46 (Call 09/15/45)	455	501,264
Teleflex Inc.
4.88%, 06/01/26 (Call 06/01/21)	50	52,309
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	25	25,135
2.95%, 09/19/26 (Call 06/19/26)	125	122,445
3.00%, 04/15/23 (Call 02/15/23)	285	288,369
3.15%, 01/15/23 (Call 10/15/22)	100	101,784
3.65%, 12/15/25 (Call 09/15/25)	35	36,122
4.50%, 03/01/21	120	128,156

SCHEDULES OF INVESTMENTS	153

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	$275	$277,335
3.15%, 04/01/22 (Call 02/01/22)	50	50,682
3.55%, 04/01/25 (Call 01/01/25)	200	203,450
4.25%, 08/15/35 (Call 02/15/35)	12	11,908
5.75%, 11/30/39	50	57,755

		8,638,808
HEALTH CARE — SERVICES — 0.74%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)	53	54,460
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	200	199,524
2.80%, 06/15/23 (Call 04/15/23)	450	448,285
3.50%, 11/15/24 (Call 08/15/24)	175	178,405
3.88%, 08/15/47 (Call 02/15/47)	25	23,738
4.13%, 11/15/42 (Call 05/15/42)	150	149,974
4.50%, 05/15/42 (Call 11/15/41)	50	52,138
4.75%, 03/15/44 (Call 09/15/43)	100	108,512
Air Medical Group Holdings Inc.
6.38%, 05/15/23 (Call 05/15/18)[c]	25	24,243
Anthem Inc.
2.25%, 08/15/19	135	135,402
3.30%, 01/15/23	566	580,320
3.50%, 08/15/24 (Call 05/15/24)	25	25,633
4.63%, 05/15/42	155	166,050
4.65%, 01/15/43	75	80,567
4.65%, 08/15/44 (Call 02/15/44)	75	80,680
5.85%, 01/15/36	25	30,891

Security	Principal (000s)	Value
5.95%, 12/15/34	$50	$60,909
6.38%, 06/15/37	100	130,333
Ascension Health
3.95%, 11/15/46	100	102,396
4.85%, 11/15/53	25	28,805
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	25	26,205
4.75%, 01/15/25 (Call 01/15/20)	95	98,030
5.63%, 02/15/21 (Call 02/15/18)	55	57,005
6.13%, 02/15/24 (Call 02/15/19)	125	134,414
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/01/17)	50	48,722
6.25%, 03/31/23 (Call 03/31/20)	165	158,717
6.88%, 02/01/22 (Call 02/01/18)[d]	225	163,786
7.13%, 07/15/20 (Call 12/01/17)[d]	50	43,371
8.00%, 11/15/19 (Call 12/01/17)[d]	175	166,649
Cigna Corp.
3.05%, 10/15/27 (Call 07/15/27)	125	122,087
3.25%, 04/15/25 (Call 01/15/25)	305	307,434
3.88%, 10/15/47 (Call 04/15/47)	350	339,363
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)	100	98,831
5.13%, 07/15/24 (Call 07/15/19)	150	151,174
5.75%, 08/15/22 (Call 12/01/17)	50	51,546
Duke University Health System Inc.
Series 2017
3.92%, 06/01/47 (Call 12/01/46)	50	50,857

154	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 12/01/17)[c]	$20	$20,277
5.63%, 07/15/22 (Call 12/01/17)	100	101,994
6.25%, 12/01/24 (Call 12/01/19)[c]	45	47,233
Fresenius Medical Care U.S. Finance II Inc.
5.63%, 07/31/19[c]	75	79,252
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[c]	100	109,533
HCA Healthcare Inc.
6.25%, 02/15/21	50	53,804
HCA Inc.
3.75%, 03/15/19	50	50,817
4.50%, 02/15/27 (Call 08/15/26)	125	126,049
4.75%, 05/01/23	25	26,155
5.00%, 03/15/24	150	157,933
5.25%, 04/15/25	75	79,825
5.25%, 06/15/26 (Call 12/15/25)	100	106,357
5.38%, 02/01/25	150	154,605
5.50%, 06/15/47 (Call 12/15/46)	200	203,474
5.88%, 03/15/22	25	27,354
5.88%, 02/15/26 (Call 08/15/25)	150	157,663
6.50%, 02/15/20	260	280,699
7.50%, 02/15/22	150	170,292
HealthSouth Corp.
5.75%, 11/01/24 (Call 12/01/17)	50	51,354
5.75%, 09/15/25 (Call 09/15/20)	50	51,886
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	75	80,478
4.80%, 03/15/47 (Call 09/15/46)	50	55,245
4.95%, 10/01/44 (Call 04/01/44)	225	251,923

Security	Principal (000s)	Value
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 12/01/17)	$25	$23,100
8.00%, 01/15/20	50	50,450
8.75%, 01/15/23 (Call 01/15/18)[d]	75	73,302
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	285	291,492
3.60%, 09/01/27 (Call 06/01/27)	50	50,600
4.70%, 02/01/45 (Call 08/01/44)	25	26,024
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)	75	75,280
5.50%, 12/01/21 (Call 12/01/17)	50	51,061
5.88%, 12/01/23 (Call 12/01/18)[d]	40	41,205
Magellan Health Inc.
4.40%, 09/22/24 (Call 07/22/24)	250	252,325
Mayo Clinic
Series 2013
4.00%, 11/15/47	25	25,418
MEDNAX Inc.
5.25%, 12/01/23 (Call 12/01/18)[c]	25	26,096
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	100	102,573
Molina Healthcare Inc.
4.88%, 06/15/25 (Call 06/15/20)[c]	40	39,700
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[c]	80	86,130
Northwell Healthcare Inc.
4.26%, 11/01/47 (Call 11/01/46)	15	15,034

SCHEDULES OF INVESTMENTS	155

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Opal Acquisition Inc.
10.00%, 10/01/24 (Call 07/01/19)[c]	$31	$26,597
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	75	76,401
Quorum Health Corp.
11.63%, 04/15/23 (Call 04/15/19)	25	22,968
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (Call 05/01/19)[c]	25	26,249
Roche Holdings Inc.
2.63%, 05/15/26 (Call 02/15/26)[c]	400	391,456
Select Medical Corp.
6.38%, 06/01/21 (Call 12/01/17)	50	51,504
SP Finco LLC
6.75%, 07/01/25 (Call 07/01/20)[c]	25	22,810
Tenet Healthcare Corp.
4.38%, 10/01/21	50	50,180
4.50%, 04/01/21	50	50,510
4.63%, 07/15/24 (Call 07/15/20)[c]	130	127,988
5.13%, 05/01/25 (Call 05/01/20)[c]	100	97,147
5.50%, 03/01/19	50	50,902
6.00%, 10/01/20	250	263,752
6.75%, 06/15/23[d]	100	93,890
7.00%, 08/01/25 (Call 08/01/20)[c]	100	92,000
7.50%, 01/01/22 (Call 01/01/19)[c,d]	75	79,104
8.13%, 04/01/22	300	301,380
UnitedHealth Group Inc.
2.70%, 07/15/20	250	254,587
2.75%, 02/15/23 (Call 11/15/22)	100	101,013
2.88%, 12/15/21	310	316,761
2.88%, 03/15/22 (Call 12/15/21)	75	76,487

Security	Principal (000s)	Value
2.88%, 03/15/23	$75	$76,420
3.35%, 07/15/22	165	171,674
3.38%, 04/15/27	50	51,425
3.45%, 01/15/27	25	25,773
3.75%, 07/15/25	600	635,238
4.25%, 03/15/43 (Call 09/15/42)	125	134,354
4.25%, 04/15/47 (Call 10/15/46)	300	321,786
4.38%, 03/15/42 (Call 09/15/41)	50	54,436
4.63%, 07/15/35	255	290,368
4.75%, 07/15/45	125	144,605
5.80%, 03/15/36	25	31,828
6.88%, 02/15/38	75	108,100
Universal Health Services Inc.
5.00%, 06/01/26 (Call 06/01/21)[c]	25	26,526
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	65	68,602
West Street Merger Sub Inc.
6.38%, 09/01/25 (Call 09/01/20)[c]	65	66,234

		13,134,503
HOLDING COMPANIES — DIVERSIFIED — 0.29%
Ares Capital Corp.
3.63%, 01/19/22 (Call 12/19/21)	200	201,990
3.88%, 01/15/20 (Call 12/15/19)	25	25,566
4.88%, 11/30/18	25	25,723
Beijing State-Owned Assets Management Hong Kong Co. Ltd.
4.13%, 05/26/25[e]	400	419,460
FS Investment Corp.
4.00%, 07/15/19	25	25,420
HRG Group Inc.
7.75%, 01/15/22 (Call 12/01/17)	150	157,143
Huarong Finance II Co. Ltd.
2.75%, 06/03/19[e]	200	199,160

156	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.63%, 11/22/21[e]	$200	$202,940
4.50%, 01/16/20[e]	200	205,950
4.88%, 11/22/26[e]	200	211,148
5.50%, 01/16/25[e]	400	436,676
Hutchison Whampoa International 09 Ltd.
7.63%, 04/09/19[c]	200	215,140
Hutchison Whampoa International 12 II Ltd.
3.25%, 11/08/22[c]	200	204,112
ICD Sukuk Co. Ltd.
5.00%, 02/01/27[e]	200	209,458
IPIC GMTN Ltd.
5.50%, 03/01/22[c]	200	221,462
KOC Holding AS
5.25%, 03/15/23 (Call 12/15/22)[e]	200	209,020
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	55	58,892
MDC-GMTN BV
2.75%, 05/11/23[e]	200	197,270
Noble Group Ltd.
6.75%, 01/29/20[c]	100	41,375
Rongshi International Finance Ltd.
3.63%, 05/04/27[e]	400	410,328
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[c]	100	105,832
State Elite Global Ltd.
2.75%, 06/13/22[e]	200	199,074
3.13%, 01/20/20[e]	200	201,772
Swire Pacific MTN Financing Ltd.
3.00%, 07/05/24[e]	600	593,902
Temasek Financial I Ltd.
2.38%, 01/23/23[c]	250	249,597

		5,228,410
HOME BUILDERS — 0.15%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.75%, 08/01/25 (Call 08/01/20)[c]	35	34,757

Security	Principal (000s)	Value
AV Homes Inc.
6.63%, 05/15/22 (Call 05/15/19)	$50	$51,871
Beazer Homes USA Inc.
5.75%, 06/15/19 (Call 03/15/19)	15	15,810
5.88%, 10/15/27 (Call 10/15/22)[c]	50	49,764
6.75%, 03/15/25 (Call 03/15/20)	12	12,676
8.75%, 03/15/22 (Call 03/15/19)	35	38,871
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/17)[c]	25	25,542
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/01/17)[c]	50	52,298
CalAtlantic Group Inc.
5.00%, 06/15/27 (Call 12/15/26)	25	26,262
5.25%, 06/01/26 (Call 12/01/25)	25	26,660
5.88%, 11/15/24 (Call 05/15/24)	25	27,778
8.38%, 05/15/18	50	51,679
8.38%, 01/15/21	50	58,177
Century Communities Inc.
5.88%, 07/15/25 (Call 07/15/20)[c]	55	55,500
6.88%, 05/15/22 (Call 12/01/17)	100	104,970
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	150	152,538
4.00%, 02/15/20	25	25,877
5.75%, 08/15/23 (Call 05/15/23)	30	34,048
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[c]	50	54,640

SCHEDULES OF INVESTMENTS	157

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
10.50%, 07/15/24 (Call 07/15/20)[c]	$50	$55,788
KB Home
4.75%, 05/15/19 (Call 02/15/19)	25	25,677
7.00%, 12/15/21 (Call 09/15/21)	50	56,372
8.00%, 03/15/20	25	27,878
Lennar Corp.
4.13%, 12/01/18 (Call 10/01/18)	61	61,974
4.13%, 01/15/22 (Call 10/15/21)	85	87,838
4.50%, 06/15/19 (Call 04/16/19)	25	25,664
4.50%, 11/15/19 (Call 08/15/19)	25	25,835
4.50%, 04/30/24 (Call 01/31/24)	50	51,607
4.75%, 05/30/25 (Call 02/28/25)	25	26,131
4.88%, 12/15/23 (Call 09/15/23)	50	52,860
M/I Homes Inc.
6.75%, 01/15/21 (Call 01/15/18)	25	26,008
Mattamy Group Corp.
6.50%, 10/01/25 (Call 10/01/20)[c]	25	26,072
6.88%, 12/15/23 (Call 12/15/19)[c]	160	168,322
MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)	100	107,971
6.00%, 01/15/43 (Call 10/15/42)	25	24,208
Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)	25	25,310
6.00%, 06/01/25 (Call 03/01/25)	25	26,980
New Home Co. Inc. (The)
7.25%, 04/01/22 (Call 10/01/19)	25	26,056

Security	Principal (000s)	Value
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	$50	$52,051
5.00%, 01/15/27 (Call 10/15/26)	100	105,100
5.50%, 03/01/26 (Call 12/01/25)	150	164,049
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 04/01/18)[c]	45	46,656
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 12/01/17)[c]	25	25,583
5.63%, 03/01/24 (Call 12/01/23)[c]	25	26,150
Toll Brothers Finance Corp.
4.88%, 03/15/27 (Call 12/15/26)	50	52,355
5.88%, 02/15/22 (Call 11/15/21)	50	55,436
TRI Pointe Group Inc.
5.25%, 06/01/27 (Call 12/01/26)	25	25,567
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	125	128,170
5.88%, 06/15/24	25	27,061
William Lyon Homes Inc.
5.88%, 01/31/25 (Call 01/31/20)	50	51,068

		2,587,515
HOME FURNISHINGS — 0.00%
Tempur Sealy International Inc.
5.63%, 10/15/23 (Call 10/15/18)	50	52,852

		52,852
HOUSEHOLD PRODUCTS & WARES — 0.04%
ACCO Brands Corp.
5.25%, 12/15/24 (Call 12/15/19)[c]	80	83,030

158	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Church & Dwight Co. Inc.
3.15%, 08/01/27 (Call 05/01/27)	$125	$123,214
Clorox Co. (The)
3.10%, 10/01/27 (Call 07/01/27)	100	99,707
Kimberly-Clark Corp.
1.40%, 02/15/19	50	49,767
6.63%, 08/01/37	25	35,124
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[c]	100	95,994
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/01/17)[c]	50	51,641
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)	50	53,197
6.63%, 11/15/22 (Call 12/01/17)	50	52,051

		643,725
HOUSEWARES — 0.05%
American Greetings Corp.
7.88%, 02/15/25 (Call 02/15/20)[c]	25	27,216
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	95	97,168
4.20%, 04/01/26 (Call 01/01/26)	150	158,180
5.50%, 04/01/46 (Call 10/01/45)	295	350,003
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23 (Call 10/15/18)	100	107,596
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	75	79,661

		819,824
INSURANCE — 0.95%
Aflac Inc.
3.63%, 06/15/23	25	26,233
3.63%, 11/15/24	250	263,325

Security	Principal (000s)	Value
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
8.25%, 08/01/23 (Call 08/01/18)[c]	$25	$26,569
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (Call 07/29/25)	50	50,757
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	100	107,015
4.50%, 06/15/43	155	171,793
5.55%, 05/09/35	32	39,135
American Financial Group Inc./OH
4.50%, 06/15/47 (Call 12/15/46)	25	26,198
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	375	376,706
3.30%, 03/01/21 (Call 02/01/21)	170	174,991
3.75%, 07/10/25 (Call 04/10/25)	200	206,706
3.90%, 04/01/26 (Call 01/01/26)	575	594,446
4.13%, 02/15/24	150	159,556
4.38%, 01/15/55 (Call 07/15/54)	125	124,180
4.50%, 07/16/44 (Call 01/16/44)	375	394,481
4.70%, 07/10/35 (Call 01/10/35)	25	27,152
4.80%, 07/10/45 (Call 01/10/45)	100	109,419
4.88%, 06/01/22	600	657,180
6.25%, 05/01/36	100	127,908
Aon Corp.
5.00%, 09/30/20	200	215,130
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	25	26,303
4.75%, 05/15/45 (Call 11/15/44)	150	166,756

SCHEDULES OF INVESTMENTS	159

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	$75	$84,825
Athene Global Funding
3.00%, 07/01/22[c]	100	99,741
AXA SA
8.60%, 12/15/30	100	144,040
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	50	50,008
3.00%, 05/15/22	125	128,920
4.25%, 01/15/21	130	138,693
5.75%, 01/15/40	50	64,577
Berkshire Hathaway Inc.
2.10%, 08/14/19	250	251,422
2.20%, 03/15/21 (Call 02/15/21)	102	102,441
2.75%, 03/15/23 (Call 01/15/23)	602	610,488
3.13%, 03/15/26 (Call 12/15/25)	310	313,726
3.75%, 08/15/21	200	212,132
4.50%, 02/11/43	250	282,422
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)[c]	25	24,589
4.70%, 06/22/47 (Call 12/22/46)[c]	325	321,168
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	25	25,437
3.15%, 03/15/25	75	76,237
3.35%, 05/15/24	100	103,441
3.35%, 05/03/26 (Call 02/03/26)	100	102,748
4.35%, 11/03/45 (Call 05/03/45)	110	121,965
CNA Financial Corp.
3.45%, 08/15/27 (Call 05/10/27)	25	24,719
3.95%, 05/15/24 (Call 02/15/24)	25	26,030
4.50%, 03/01/26 (Call 12/01/25)	50	53,674
5.88%, 08/15/20	75	81,580

Security	Principal (000s)	Value
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	$25	$26,612
Enstar Group Ltd.
4.50%, 03/10/22 (Call 02/10/22)	150	154,252
Farmers Exchange Capital II
VRN, (3 mo. LIBOR US + 3.744%)
6.15%, 11/01/53 (Call 11/01/33)[c,g]	250	284,952
Genworth Holdings Inc.
4.80%, 02/15/24	75	63,766
4.90%, 08/15/23	50	42,454
7.20%, 02/15/21	25	23,901
7.63%, 09/24/21	25	24,129
7.70%, 06/15/20[d]	25	24,656
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	100	110,439
5.50%, 03/30/20	150	161,436
6.63%, 03/30/40	100	137,182
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/17)[c]	150	156,051
Jackson National Life Global Funding
2.60%, 12/09/20[c]	100	100,985
Kemper Corp.
4.35%, 02/15/25 (Call 11/15/24)	25	25,489
Liberty Mutual Group Inc.
4.25%, 06/15/23[c]	75	79,876
4.85%, 08/01/44[c]	50	54,518
5.00%, 06/01/21[c]	450	484,753
7.80%, 03/07/87[c]	25	31,711
Lincoln National Corp.
7.00%, 06/15/40	100	135,263
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	25	25,184
Manulife Financial Corp.
4.15%, 03/04/26	50	53,261
4.90%, 09/17/20	195	208,785
5.38%, 03/04/46	125	152,769

160	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
VRN, (5 year USD Swap + 1.647%)
4.06%, 02/24/32 (Call 02/24/27)[g]	$150	$151,611
Markel Corp.
4.30%, 11/01/47	30	29,975
Marsh & McLennan Companies Inc.
3.30%, 03/14/23 (Call 01/14/23)	250	257,220
3.75%, 03/14/26 (Call 12/14/25)	150	157,164
4.35%, 01/30/47 (Call 07/30/46)	25	27,036
Massachusetts Mutual Life Insurance Co.
8.88%, 06/01/39[c]	23	37,613
MassMutual Global Funding II
1.95%, 09/22/20[c]	250	248,630
Mercury General Corp.
4.40%, 03/15/27 (Call 12/15/26)	100	102,637
MetLife Inc.
3.00%, 03/01/25	100	100,435
3.60%, 04/10/24	50	52,435
3.60%, 11/13/25 (Call 08/13/25)	50	52,052
4.13%, 08/13/42	125	129,124
4.60%, 05/13/46 (Call 11/13/45)	150	166,242
4.72%, 12/15/44	225	253,251
4.75%, 02/08/21	230	247,951
5.88%, 02/06/41	100	128,975
6.40%, 12/15/66 (Call 12/15/31)	90	103,774
6.50%, 12/15/32	50	65,158
9.25%, 04/08/38 (Call 04/08/33)[c]	100	148,617
Series D
4.37%, 09/15/23	50	54,364
Nationwide Mutual Insurance Co.
9.38%, 08/15/39[c]	50	83,564
New York Life Global Funding
2.15%, 06/18/19[c]	250	251,117

Security	Principal (000s)	Value
2.35%, 07/14/26[c]	$100	$95,206
Nippon Life Insurance Co.
VRN, (3 mo. LIBOR US + 4.240%)
5.00%, 10/18/42 (Call 10/18/22)[c,g]	200	213,186
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40[c]	100	131,070
Nuveen Finance LLC
4.13%, 11/01/24[c]	175	184,991
Pacific Life Insurance Co.
VRN, (3 mo. LIBOR US + 2.796%)
4.30%, 10/24/67 (Call 10/24/47)[c,g]	100	99,513
Pacific LifeCorp
5.13%, 01/30/43[c]	50	55,369
Principal Financial Group Inc.
VRN, (3 mo. LIBOR US + 3.044%)
4.70%, 05/15/55 (Call 05/15/20)[g]	200	205,682
Progressive Corp. (The)
2.45%, 01/15/27	50	47,455
3.70%, 01/26/45	100	98,522
4.13%, 04/15/47 (Call 10/15/46)	250	264,220
Prudential Financial Inc.
4.50%, 11/16/21	70	75,589
5.38%, 06/21/20	375	406,234
5.70%, 12/14/36	225	279,162
VRN, (3 mo. LIBOR US + 3.031%)
5.38%, 05/15/45 (Call 05/15/25)[g]	210	226,250
VRN, (3 mo. LIBOR US + 3.040%)
5.20%, 03/15/44 (Call 03/15/24)[g]	100	106,926
VRN, (3 mo. LIBOR US + 3.920%)
5.63%, 06/15/43 (Call 06/15/23)[g]	175	190,039

SCHEDULES OF INVESTMENTS	161

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
VRN, (3 mo. LIBOR US + 4.175%)
5.88%, 09/15/42 (Call 09/15/22)[g]	$25	$27,591
Series D
6.63%, 12/01/37	25	34,061
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	25	25,636
5.25%, 06/15/20	15	16,029
RenaissanceRe Finance Inc.
3.45%, 07/01/27 (Call 04/01/27)	25	24,652
Sunshine Life Insurance Corp. Ltd.
3.15%, 04/20/21[e]	200	197,356
Swiss Re Treasury U.S. Corp.
4.25%, 12/06/42[c]	50	51,227
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39[c]	10	13,731
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	25	24,855
4.00%, 05/30/47 (Call 11/30/46)	25	26,039
4.30%, 08/25/45 (Call 02/25/45)	50	54,230
4.60%, 08/01/43	25	28,313
5.35%, 11/01/40	100	124,069
5.90%, 06/02/19	50	52,958
6.25%, 06/15/37	51	68,339
Unum Group
5.75%, 08/15/42	25	29,981
USIS Merger Sub Inc.
6.88%, 05/01/25 (Call 05/01/20)[c]	100	103,568
Voya Financial Inc.
3.65%, 06/15/26	25	25,200
5.70%, 07/15/43	50	59,354
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[g]	100	105,908

Security	Principal (000s)	Value
Willis North America Inc.
3.60%, 05/15/24 (Call 03/15/24)	$25	$25,638
WR Berkley Corp.
7.38%, 09/15/19	100	107,892
XLIT Ltd.
2.30%, 12/15/18	50	50,166
5.50%, 03/31/45	50	52,785

		16,937,323

INTERNET — 0.36%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	715	719,512
3.60%, 11/28/24 (Call 08/28/24)	400	413,684
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	700	657,895
3.38%, 02/25/24	200	209,646
3.63%, 05/19/21	335	353,857
Amazon.com Inc.
1.90%, 08/21/20[c]	225	224,649
2.40%, 02/22/23 (Call 01/22/23)[c]	25	24,862
2.50%, 11/29/22 (Call 08/29/22)	215	216,245
2.80%, 08/22/24 (Call 06/22/24)[c]	125	125,202
3.15%, 08/22/27 (Call 05/22/27)[c]	150	150,892
3.30%, 12/05/21 (Call 10/05/21)	25	26,027
3.80%, 12/05/24 (Call 09/05/24)	25	26,595
4.05%, 08/22/47 (Call 02/22/47)[c]	250	258,287
4.25%, 08/22/57 (Call 02/22/57)[c]	50	52,641
4.80%, 12/05/34 (Call 06/05/34)	185	213,118
Baidu Inc.
2.75%, 06/09/19	200	201,302
3.63%, 07/06/27	200	201,524

162	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)[c]	$55	$58,209
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	25	25,089
2.75%, 01/30/23 (Call 12/30/22)	50	50,066
2.88%, 08/01/21 (Call 06/01/21)	125	126,930
3.45%, 08/01/24 (Call 05/01/24)	50	50,877
3.60%, 06/05/27 (Call 03/05/27)	305	305,012
4.00%, 07/15/42 (Call 01/15/42)	25	22,964
Expedia Inc.
3.80%, 02/15/28 (Call 11/15/27)[c]	50	48,656
5.00%, 02/15/26 (Call 11/15/25)	75	81,199
5.95%, 08/15/20	180	196,038
Netflix Inc.
4.38%, 11/15/26[c]	90	88,299
4.88%, 04/15/28[c]	140	139,310
5.50%, 02/15/22	25	26,829
5.75%, 03/01/24	50	53,618
5.88%, 02/15/25	45	48,560
Priceline Group Inc. (The)
2.75%, 03/15/23 (Call 02/15/23)	100	99,897
3.55%, 03/15/28 (Call 12/15/27)	25	25,206
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	75	77,686
4.20%, 09/15/20	25	25,944
5.00%, 04/15/25 (Call 04/15/20)[c]	100	104,495
Tencent Holdings Ltd.
2.88%, 02/11/20[e]	200	202,846

Security	Principal (000s)	Value
TIBCO Software Inc.
11.38%, 12/01/21 (Call 12/01/17)[c]	$50	$54,607
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	25	25,779
4.75%, 07/15/27 (Call 07/15/22)	65	67,006
5.25%, 04/01/25 (Call 01/01/25)	75	81,505
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[c]	120	126,538
6.00%, 04/01/23 (Call 04/01/18)	70	73,760
6.38%, 05/15/25 (Call 05/15/20)	50	53,877

		6,416,740
IRON & STEEL — 0.24%
ABJA Investment Co. Pte Ltd.
5.95%, 07/31/24[e]	200	213,640
AK Steel Corp.
6.38%, 10/15/25 (Call 10/15/20)	25	24,602
7.00%, 03/15/27 (Call 03/15/22)[d]	25	25,144
7.50%, 07/15/23 (Call 07/15/19)	65	70,355
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	25	25,747
7.88%, 08/15/23 (Call 05/15/23)	60	65,741
9.38%, 06/01/19	25	27,354
ArcelorMittal
5.13%, 06/01/20	25	26,640
5.75%, 08/05/20	25	27,251
6.00%, 03/01/21	25	27,497
6.13%, 06/01/25	25	28,920
6.75%, 02/25/22	150	172,450
7.25%, 03/01/41	100	122,698
7.50%, 10/15/39	50	62,429
Baffinland Iron Mines Corp.
12.00%, 02/01/22 (Call 02/01/21)[c]	50	52,417

SCHEDULES OF INVESTMENTS	163

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Big River Steel LLC/BRS Finance Corp.
7.25%, 09/01/25 (Call 09/01/20)[c]	$60	$64,478
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC
6.50%, 05/15/21 (Call 05/15/18)[c]	50	52,265
Cleveland-Cliffs Inc.
5.75%, 03/01/25 (Call 03/01/20)[c]	100	97,114
Commercial Metals Co.
5.38%, 07/15/27 (Call 07/15/22)	75	77,771
CSN Resources SA
6.50%, 07/21/20[e]	100	91,567
Evraz Group SA
6.75%, 01/31/22[e]	200	217,800
Gerdau Holdings Inc.
7.00%, 01/20/20[e]	250	271,825
GTL Trade Finance Inc.
5.89%, 04/29/24 (Call 01/29/24)[e]	150	162,146
Novolipetsk Steel via Steel Funding DAC
4.00%, 09/21/24[e]	400	400,000
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	160	169,566
6.40%, 12/01/37	25	32,620
Severstal OAO Via Steel Capital SA
5.90%, 10/17/22[e]	200	222,416
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 12/01/17)[c]	110	114,281
Steel Dynamics Inc.
4.13%, 09/15/25 (Call 09/15/20)[c]	100	100,598
5.00%, 12/15/26 (Call 12/15/21)	25	26,536

Security	Principal (000s)	Value
U.S. Steel Corp.
6.88%, 08/15/25 (Call 08/15/20)	$100	$101,561
7.38%, 04/01/20[d]	37	40,174
8.38%, 07/01/21 (Call 07/01/18)[c]	25	27,442
Vale Overseas Ltd.
4.38%, 01/11/22	425	444,138
6.88%, 11/21/36	150	179,176
6.88%, 11/10/39	150	179,269
8.25%, 01/17/34	125	161,795
Vale SA
5.63%, 09/11/42	26	27,714

		4,235,137
LEISURE TIME — 0.04%
24 Hour Fitness Worldwide Inc.
8.00%, 06/01/22 (Call 12/01/17)[c]	50	46,655
Carnival Corp.
3.95%, 10/15/20	190	199,656
Constellation Merger Sub Inc.
8.50%, 09/15/25 (Call 09/15/20)[c]	50	49,724
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	50	51,575
NCL Corp. Ltd.
4.75%, 12/15/21 (Call 12/15/18)[c]	50	51,982
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	150	165,883
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[c]	50	52,345
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)[c]	30	30,215

		648,035
LODGING — 0.17%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)	50	54,812
6.88%, 05/15/23 (Call 05/15/18)	50	53,692

164	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/17)	$50	$51,148
11.00%, 10/01/21 (Call 12/01/17)	50	53,062
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 12/01/17)	25	26,850
Choice Hotels International Inc.
5.75%, 07/01/22	50	55,450
CRC Escrow Issuer LLC/CRC Finco Inc.
5.25%, 10/15/25 (Call 10/15/20)[c]	135	135,882
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[c]	50	54,474
10.75%, 09/01/24 (Call 09/01/19)[c]	50	53,656
Gohl Capital Ltd.
4.25%, 01/24/27[e]	800	828,077
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)	25	25,545
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc.
6.13%, 12/01/24 (Call 12/01/21)[c]	25	27,387
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	95	98,034
4.88%, 04/01/27 (Call 04/01/22)	50	52,625
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	25	25,584

Security	Principal (000s)	Value
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[c]	$50	$52,823
10.25%, 11/15/22 (Call 11/15/19)[c]	50	55,151
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	50	50,545
3.13%, 02/15/23 (Call 11/15/22)	25	25,116
3.75%, 10/01/25 (Call 07/01/25)	25	25,889
Series R
3.13%, 06/15/26 (Call 03/15/26)	50	49,663
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	75	75,130
6.00%, 03/15/23	200	219,400
6.63%, 12/15/21	75	83,818
6.75%, 10/01/20	75	82,635
7.75%, 03/15/22	75	86,844
8.63%, 02/01/19	50	53,716
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
5.88%, 05/15/25 (Call 05/15/20)[c]	16	15,592
Wyndham Worldwide Corp.
4.15%, 04/01/24 (Call 02/01/24)	25	25,298
4.25%, 03/01/22 (Call 12/01/21)	50	51,156
4.50%, 04/01/27 (Call 01/01/27)	50	51,030
5.10%, 10/01/25 (Call 07/01/25)	85	90,392
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[c]	50	51,999
5.25%, 05/15/27 (Call 02/15/27)[c]	100	101,825

SCHEDULES OF INVESTMENTS	165

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.50%, 03/01/25 (Call 12/01/24)[c]	$200	$209,386

		3,053,686
MACHINERY — 0.23%
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 03/15/24 (Call 03/15/20)[c]	75	81,457
Briggs & Stratton Corp.
6.88%, 12/15/20	30	32,962
Caterpillar Financial Services Corp.
1.70%, 08/09/21	50	49,009
1.85%, 09/04/20	50	49,709
2.10%, 06/09/19	355	357,087
3.25%, 12/01/24	75	77,061
7.05%, 10/01/18	60	62,870
7.15%, 02/15/19	150	160,083
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	350	366,313
3.80%, 08/15/42	85	88,113
4.75%, 05/15/64 (Call 11/15/63)	100	113,394
5.20%, 05/27/41	25	30,701
7.90%, 12/15/18	50	53,200
Cloud Crane LLC
10.13%, 08/01/24 (Call 08/01/19)[c]	25	28,324
CNH Industrial Capital LLC
3.38%, 07/15/19	50	50,784
3.88%, 10/15/21	50	51,664
4.38%, 04/05/22	100	106,157
4.88%, 04/01/21	50	53,322
CNH Industrial NV
4.50%, 08/15/23	50	52,915
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	20	20,994
4.88%, 10/01/43 (Call 04/01/43)	50	57,483
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	205	215,256

Security	Principal (000s)	Value
John Deere Capital Corp.
1.25%, 10/09/19	$200	$197,732
1.95%, 12/13/18	150	150,394
1.95%, 06/22/20	10	9,991
2.15%, 09/08/22	50	49,361
2.30%, 09/16/19	100	100,955
2.65%, 01/06/22	207	209,554
2.80%, 03/04/21	75	76,427
2.80%, 01/27/23	25	25,391
2.80%, 03/06/23	260	264,391
2.80%, 09/08/27	100	98,322
3.15%, 10/15/21	25	25,797
3.35%, 06/12/24	10	10,340
3.90%, 07/12/21	50	52,842
JPW Industries Holding Corp.
9.00%, 10/01/24 (Call 10/01/20)[c]	50	52,759
Komatsu Mining Corp.
5.13%, 10/15/21	125	137,282
Roper Technologies Inc.
3.00%, 12/15/20 (Call 11/15/20)	75	76,588
3.85%, 12/15/25 (Call 09/15/25)	50	52,067
SPX FLOW Inc.
5.88%, 08/15/26 (Call 08/15/21)[c]	25	26,583
Terex Corp.
5.63%, 02/01/25 (Call 02/01/20)[c]	50	53,132
Vertiv Group Corp.
9.25%, 10/15/24 (Call 10/15/19)[c]	35	38,329
Vertiv Intermediate Holding Corp.
12.00% (13.00% PIK),
02/15/22 (Call 02/15/19)[c,f]	50	54,748
Wabtec Corp./DE
3.45%, 11/15/26 (Call 08/15/26)	125	122,954
Xerium Technologies Inc.
9.50%, 08/15/21 (Call 08/15/18)	25	25,678

166	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 12/01/17)	$14	$14,808

		4,085,283
MANUFACTURING — 0.37%
3M Co.
1.63%, 06/15/19	25	24,987
2.00%, 06/26/22	220	217,826
2.25%, 03/15/23 (Call 02/15/23)	100	99,653
3.88%, 06/15/44	100	104,224
5.70%, 03/15/37	25	32,812
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/18)[c]	50	51,686
Bombardier Inc.
4.75%, 04/15/19[c]	25	25,397
6.00%, 10/15/22 (Call 12/01/17)[c]	75	74,019
6.13%, 01/15/23[c]	125	124,995
7.50%, 03/15/25 (Call 03/15/20)[c]	100	103,153
7.75%, 03/15/20[c]	50	53,610
8.75%, 12/01/21[c]	125	139,032
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	25	25,516
CTP Transportation Products LLC/CTP Finance Inc.
8.25%, 12/15/19 (Call 12/01/17)[c]	27	25,894
Dover Corp.
3.15%, 11/15/25 (Call 08/15/25)	100	101,327
5.38%, 03/01/41 (Call 12/01/40)	50	60,945
Eaton Corp.
2.75%, 11/02/22	100	100,650
3.10%, 09/15/27 (Call 06/15/27)	50	49,306
4.00%, 11/02/32	105	108,780
4.15%, 11/02/42	200	202,758

Security	Principal (000s)	Value
FXI Holdings Inc.
7.88%, 11/01/24 (Call 11/01/20)[c]	$30	$30,500
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 11/16/17)[c]	75	77,102
General Electric Co.
2.30%, 01/14/19	50	50,312
2.70%, 10/09/22	725	735,346
3.10%, 01/09/23	10	10,355
3.15%, 09/07/22	25	25,885
3.38%, 03/11/24	75	78,120
3.45%, 05/15/24 (Call 02/13/24)	101	105,536
4.13%, 10/09/42	300	312,354
4.38%, 09/16/20	25	26,602
4.50%, 03/11/44	250	274,342
4.65%, 10/17/21	150	163,717
5.50%, 01/08/20	50	53,883
5.88%, 01/14/38	525	678,604
6.00%, 08/07/19	25	26,802
6.88%, 01/10/39	170	245,681
Series A
5.55%, 05/04/20	201	218,509
Illinois Tool Works Inc.
3.50%, 03/01/24 (Call 12/01/23)	21	22,093
3.90%, 09/01/42 (Call 03/01/42)	300	310,437
4.88%, 09/15/41 (Call 03/15/41)	10	11,656
Ingersoll-Rand Global Holding Co. Ltd.
4.25%, 06/15/23	50	53,793
LSB Industries Inc.
8.50%, 08/01/19 (Call 12/01/17)[k]	100	98,743
Pall Corp.
5.00%, 06/15/20	100	107,333
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)[c]	75	75,850

SCHEDULES OF INVESTMENTS	167

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Siemens Financieringsmaatschappij NV
2.90%, 05/27/22[c]	$250	$254,695
3.25%, 05/27/25[c]	250	256,330
4.20%, 03/16/47[c]	250	269,707
Textron Inc.
3.38%, 03/01/28 (Call 12/01/27)	50	49,753
Trinity Industries Inc.
4.55%, 10/01/24 (Call 07/01/24)	200	207,152

		6,557,762
MEDIA — 1.39%
21st Century Fox America Inc.
3.00%, 09/15/22	100	101,809
3.38%, 11/15/26 (Call 08/15/26)	100	100,481
3.70%, 10/15/25 (Call 07/15/25)	175	180,696
4.00%, 10/01/23	125	132,259
4.50%, 02/15/21	50	53,437
4.75%, 11/15/46 (Call 05/15/46)	100	108,118
5.40%, 10/01/43	50	58,286
6.15%, 03/01/37	150	187,806
6.15%, 02/15/41	225	285,808
6.65%, 11/15/37	25	33,110
7.75%, 12/01/45	60	90,088
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/18)[c]	200	210,564
7.50%, 05/15/26 (Call 05/15/21)[c]	200	219,702
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[c,d]	200	217,034
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[c]	200	208,996
5.50%, 05/15/26 (Call 05/15/21)[c]	200	208,484
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	50	51,279

Security	Principal (000s)	Value
4.75%, 08/01/25 (Call 08/01/21)	$105	$104,763
5.00%, 04/01/24 (Call 04/01/20)	75	76,374
Block Communications Inc.
6.88%, 02/15/25 (Call 02/15/20)[c]	21	22,671
Cablevision Systems Corp.
5.88%, 09/15/22[d]	29	29,776
8.00%, 04/15/20	50	55,200
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	50	50,333
2.50%, 02/15/23 (Call 01/15/23)	250	245,985
2.90%, 01/15/27 (Call 10/15/26)	200	189,294
3.38%, 03/01/22 (Call 12/01/21)	250	256,950
3.38%, 02/15/28 (Call 11/15/27)	69	67,048
3.50%, 01/15/25 (Call 10/15/24)	75	76,120
4.00%, 01/15/26 (Call 10/15/25)	80	82,718
4.85%, 07/01/42 (Call 01/01/42)	99	102,909
4.90%, 08/15/44 (Call 02/15/44)	250	262,860
7.88%, 07/30/30	50	68,579
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/19)[c]	25	25,361
5.00%, 02/01/28 (Call 08/01/22)[c]	100	99,245
5.13%, 02/15/23 (Call 02/15/18)	80	82,504
5.13%, 05/01/23 (Call 05/01/18)[c]	75	78,097
5.13%, 05/01/27 (Call 05/01/22)[c]	200	201,970
5.25%, 09/30/22 (Call 12/01/17)	50	51,460

168	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.38%, 05/01/25 (Call 05/01/20)[c]	$50	$51,836
5.50%, 05/01/26 (Call 05/01/21)[c]	125	128,169
5.75%, 09/01/23 (Call 03/01/18)	25	25,918
5.75%, 01/15/24 (Call 07/15/18)	75	78,217
5.75%, 02/15/26 (Call 02/15/21)[c]	275	287,444
5.88%, 04/01/24 (Call 04/01/19)[c]	75	79,927
5.88%, 05/01/27 (Call 05/01/21)[c]	190	199,105
Cengage Learning Inc.
9.50%, 06/15/24 (Call 06/15/19)[c]	75	67,579
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/17)[c]	100	101,965
6.38%, 09/15/20 (Call 12/01/17)[c]	35	35,691
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	200	205,140
3.75%, 02/15/28 (Call 11/15/27)[c]	25	24,134
4.20%, 03/15/28 (Call 12/15/27)[c]	295	291,492
4.46%, 07/23/22 (Call 05/23/22)	125	132,000
4.91%, 07/23/25 (Call 04/23/25)	475	505,134
5.38%, 05/01/47 (Call 11/01/46)[c]	25	25,401
6.38%, 10/23/35 (Call 04/23/35)	250	288,345
6.48%, 10/23/45 (Call 04/23/45)	405	465,195
6.83%, 10/23/55 (Call 04/23/55)	100	120,766

Security	Principal (000s)	Value
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 12/01/17)	$100	$103,485
Series B
7.63%, 03/15/20 (Call 12/01/17)	75	75,031
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	50	48,710
2.35%, 01/15/27 (Call 10/15/26)	175	164,258
2.75%, 03/01/23 (Call 02/01/23)	25	25,258
2.85%, 01/15/23	125	127,119
3.13%, 07/15/22	25	25,922
3.15%, 03/01/26 (Call 12/01/25)	50	50,358
3.15%, 02/15/28 (Call 11/15/27)	75	74,411
3.20%, 07/15/36 (Call 01/15/36)	35	32,992
3.38%, 02/15/25 (Call 11/15/24)	150	154,440
3.38%, 08/15/25 (Call 05/15/25)	200	205,556
3.40%, 07/15/46 (Call 01/15/46)	100	91,504
3.97%, 11/01/47 (Call 05/01/47)[c]	144	143,281
4.00%, 11/01/49 (Call 05/01/49)[c]	345	343,272
4.05%, 11/01/52 (Call 05/01/52)[c]	25	25,007
4.20%, 08/15/34 (Call 02/15/34)	100	106,682
4.25%, 01/15/33	250	272,365
4.40%, 08/15/35 (Call 02/15/35)	100	108,520
4.50%, 01/15/43	100	107,982
4.60%, 08/15/45 (Call 02/15/45)	150	164,490
4.65%, 07/15/42	50	54,878
4.75%, 03/01/44	175	195,687

SCHEDULES OF INVESTMENTS	169

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.15%, 03/01/20	$50	$53,664
6.50%, 11/15/35	35	46,944
Cox Communications Inc.
3.25%, 12/15/22[c]	250	252,117
3.35%, 09/15/26 (Call 06/15/26)[c]	100	98,095
4.70%, 12/15/42[c]	100	96,060
CSC Holdings LLC
5.25%, 06/01/24	50	49,868
6.75%, 11/15/21	50	55,107
10.13%, 01/15/23 (Call 01/15/19)[c]	200	228,836
10.88%, 10/15/25 (Call 10/15/20)[c]	350	430,622
Discovery Communications LLC
2.20%, 09/20/19	200	200,388
3.30%, 05/15/22	150	152,506
3.95%, 03/20/28 (Call 12/20/27)	75	74,383
4.88%, 04/01/43	90	88,462
4.95%, 05/15/42	35	34,635
5.20%, 09/20/47 (Call 03/20/47)	50	50,942
DISH DBS Corp.
4.25%, 04/01/18	75	75,580
5.00%, 03/15/23	50	48,367
5.13%, 05/01/20	100	102,513
5.88%, 07/15/22	150	151,104
5.88%, 11/15/24	225	225,218
7.75%, 07/01/26	175	191,593
7.88%, 09/01/19	100	107,995
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[c]	50	49,959
5.88%, 07/15/26 (Call 07/15/21)[c]	25	25,641
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	200	200,264
6.63%, 03/18/25	185	220,768
6.63%, 01/15/40	25	30,436
Historic TW Inc.
6.63%, 05/15/29	75	93,392

Security	Principal (000s)	Value
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/17)	$50	$36,914
9.00%, 03/01/21 (Call 12/01/17)	50	36,080
9.00%, 09/15/22 (Call 12/01/17)	50	36,121
10.63%, 03/15/23 (Call 03/15/18)	25	17,824
11.25%, 03/01/21 (Call 12/01/17)[c]	25	17,947
LBI Media Inc.
10.00%, 04/15/19 (Call 12/06/17)[c]	33	32,791
Lee Enterprises Inc.
9.50%, 03/15/22 (Call 03/15/18)[c]	25	25,961
Liberty Interactive LLC
8.25%, 02/01/30	25	27,430
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	50	52,175
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
7.88%, 05/15/24 (Call 05/15/19)[c]	50	50,544
Midcontinent Communications/Midcontinent Finance Corp.
6.88%, 08/15/23 (Call 08/15/18)[c]	35	37,521
NBCUniversal Media LLC
2.88%, 01/15/23	250	254,055
4.38%, 04/01/21	245	262,706
4.45%, 01/15/43	50	53,346
5.15%, 04/30/20	470	506,176
5.95%, 04/01/41	75	95,861
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[c,d]	80	82,064
Quebecor Media Inc.
5.75%, 01/15/23	50	54,255

170	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Radiate Holdco LLC/Radiate Finance Inc.
6.63%, 02/15/25 (Call 02/15/20)[c]	$40	$39,096
Salem Media Group Inc.
6.75%, 06/01/24 (Call 06/01/20)[c]	14	14,666
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	50	50,383
SFR Group SA
6.00%, 05/15/22 (Call 12/01/17)[c]	200	208,522
7.38%, 05/01/26 (Call 05/01/21)[c]	400	430,368
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[c]	100	95,010
5.63%, 08/01/24 (Call 08/01/19)[c]	25	25,372
6.13%, 10/01/22 (Call 11/16/17)	50	51,547
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[c]	35	35,664
4.63%, 05/15/23 (Call 05/15/18)[c]	25	25,685
5.00%, 08/01/27 (Call 08/01/22)[c]	70	70,761
5.38%, 04/15/25 (Call 04/15/20)[c]	50	52,676
5.38%, 07/15/26 (Call 07/15/21)[c]	75	78,781
6.00%, 07/15/24 (Call 07/15/19)[c]	98	104,763
TEGNA Inc.
5.13%, 10/15/19 (Call 12/01/17)	13	13,212
5.13%, 07/15/20 (Call 12/01/17)	50	51,360
5.50%, 09/15/24 (Call 09/15/19)[c]	100	105,512
6.38%, 10/15/23 (Call 10/15/18)[d]	100	106,353

Security	Principal (000s)	Value
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	$25	$24,931
3.85%, 09/29/24 (Call 06/29/24)	100	104,619
4.30%, 11/23/23 (Call 08/23/23)	120	128,065
Time Inc.
5.75%, 04/15/22 (Call 12/01/17)[c,d]	50	50,372
7.50%, 10/15/25 (Call 10/15/20)[c]	25	25,117
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	75	77,788
4.50%, 09/15/42 (Call 03/15/42)	178	165,209
5.00%, 02/01/20	125	131,556
5.50%, 09/01/41 (Call 03/01/41)	75	77,290
5.88%, 11/15/40 (Call 05/15/40)	121	131,747
6.55%, 05/01/37	50	59,079
6.75%, 06/15/39	150	178,558
7.30%, 07/01/38	50	63,063
8.25%, 04/01/19	188	203,600
8.75%, 02/14/19	100	108,163
Time Warner Companies Inc.
6.95%, 01/15/28	50	62,634
Time Warner Entertainment Co.LP
8.38%, 03/15/23	160	198,683
8.38%, 07/15/33	26	35,888
Time Warner Inc.
3.40%, 06/15/22	25	25,705
3.55%, 06/01/24 (Call 03/01/24)	125	127,116
3.60%, 07/15/25 (Call 04/15/25)	100	100,386
3.80%, 02/15/27 (Call 11/15/26)	350	349,716
3.88%, 01/15/26 (Call 10/15/25)	100	101,262
4.65%, 06/01/44 (Call 12/01/43)	200	198,110

SCHEDULES OF INVESTMENTS	171

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.75%, 03/29/21	$175	$187,908
4.85%, 07/15/45 (Call 01/15/45)	125	124,587
4.88%, 03/15/20	100	106,133
4.90%, 06/15/42	25	25,504
6.20%, 03/15/40	25	29,882
6.25%, 03/29/41	125	149,535
6.50%, 11/15/36	200	246,278
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)	40	41,523
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[c]	175	176,914
5.13%, 02/15/25 (Call 02/15/20)[c]	150	148,771
6.75%, 09/15/22 (Call 12/01/17)[c]	16	16,597
UPC Holding BV
5.50%, 01/15/28 (Call 10/15/22)[c]	200	199,326
Viacom Inc.
2.25%, 02/04/22 (Call 01/04/22)	250	239,725
3.45%, 10/04/26 (Call 07/04/26)	640	614,688
4.38%, 03/15/43	125	106,384
4.85%, 12/15/34 (Call 06/15/34)	100	93,210
5.25%, 04/01/44 (Call 10/01/43)	100	95,328
6.88%, 04/30/36	150	168,933
VRN, (3 mo. LIBOR US + 3.895%)
5.88%, 02/28/57 (Call 02/28/22)[d,g]	100	98,939
VRN, (3 mo. LIBOR US + 3.899%)
6.25%, 02/28/57 (Call 02/28/27)[g]	50	49,578
Videotron Ltd.
5.00%, 07/15/22	25	27,048
5.13%, 04/15/27 (Call 04/15/22)[c]	35	36,839

Security	Principal (000s)	Value
5.38%, 06/15/24 (Call 03/15/24)[c]	$50	$54,106
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[c]	250	260,392
6.00%, 10/15/24 (Call 10/15/19)[c]	200	210,590
VTR Finance BV
6.88%, 01/15/24 (Call 01/15/19)[e]	200	211,786
Walt Disney Co. (The)
1.85%, 05/30/19	25	25,028
1.85%, 07/30/26	60	54,937
2.15%, 09/17/20	100	100,483
2.75%, 08/16/21	50	51,050
2.95%, 06/15/27	25	24,914
3.15%, 09/17/25	165	169,579
4.13%, 06/01/44	375	400,024
4.38%, 08/16/41	45	49,062
7.00%, 03/01/32	25	35,287
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 11/21/17)[c]	25	25,570
Ziggo Bond Finance BV
6.00%, 01/15/27 (Call 01/15/22)[c]	150	153,280
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[c]	150	152,949

		24,859,125
METAL FABRICATE & HARDWARE — 0.03%
Grinding Media Inc./Moly-Cop AltaSteel Ltd.
7.38%, 12/15/23 (Call 12/15/19)[c]	50	54,360
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[c]	150	154,777
6.25%, 08/15/24 (Call 08/15/19)[c]	100	105,752
Park-Ohio Industries Inc.
6.63%, 04/15/27 (Call 04/15/22)	25	27,158

172	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	$75	$75,240
3.25%, 06/15/25 (Call 03/15/25)	110	112,450

		529,737
MINING — 0.59%
Alcoa Nederland Holding BV
7.00%, 09/30/26 (Call 09/30/21)[c]	200	229,410
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)	75	74,811
9.50%, 04/01/21 (Call 04/01/18)[c]	45	48,013
Anglo American Capital PLC
4.13%, 09/27/22[c]	200	209,298
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	200	210,194
Barminco Finance Pty Ltd.
6.63%, 05/15/22 (Call 05/15/19)[c]	100	98,178
Barrick Gold Corp.
3.85%, 04/01/22	50	52,988
5.25%, 04/01/42	125	146,074
Barrick North America Finance LLC
4.40%, 05/30/21	25	26,767
5.70%, 05/30/41	300	365,958
5.75%, 05/01/43	180	224,028
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	121	123,753
5.00%, 09/30/43	350	415,926
6.42%, 03/01/26	100	122,616
Chinalco Capital Holdings Ltd.
4.00%, 08/25/21[e]	200	202,310
Coeur Mining Inc.
5.88%, 06/01/24 (Call 06/01/20)	50	50,287
Corp. Nacional del Cobre de Chile
4.50%, 08/13/23[e]	200	215,436
4.50%, 09/16/25[e]	400	431,312
4.50%, 08/01/47 (Call 02/01/47)[e]	250	264,032

Security	Principal (000s)	Value
5.63%, 10/18/43[e]	$200	$245,274
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/01/17)[c]	25	24,834
First Quantum Minerals Ltd.
7.50%, 04/01/25[e]	600	635,250
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)[c]	100	102,280
5.13%, 05/15/24 (Call 02/15/24)[c]	50	51,494
9.75%, 03/01/22 (Call 03/01/18)[c]	125	139,917
Freeport-McMoRan Inc.
2.38%, 03/15/18	50	49,986
3.10%, 03/15/20	50	50,145
3.55%, 03/01/22 (Call 12/01/21)	150	148,353
3.88%, 03/15/23 (Call 12/15/22)[d]	130	128,171
4.55%, 11/14/24 (Call 08/14/24)[d]	25	24,945
5.40%, 11/14/34 (Call 05/14/34)	100	97,482
5.45%, 03/15/43 (Call 09/15/42)	150	141,496
6.50%, 11/15/20 (Call 12/01/17)	50	50,954
6.88%, 02/15/23 (Call 02/15/20)	25	27,327
Glencore Finance Canada Ltd.
4.25%, 10/25/22[c]	75	79,206
5.55%, 10/25/42[c]	50	55,429
Glencore Funding LLC
3.00%, 10/27/22 (Call 09/27/22)[c]	150	150,064
3.88%, 10/27/27 (Call 07/27/27)[c]	150	148,894
4.00%, 04/16/25[c]	100	102,089
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	425	441,562

SCHEDULES OF INVESTMENTS	173

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Hecla Mining Co.
6.88%, 05/01/21 (Call 12/01/17)	$25	$25,780
Hudbay Minerals Inc.
7.63%, 01/15/25 (Call 01/15/20)[c]	30	33,074
IAMGOLD Corp.
7.00%, 04/15/25 (Call 04/15/20)[c]	50	52,898
International Wire Group Inc.
10.75%, 08/01/21 (Call 08/01/19)[c]	25	22,816
Joseph T Ryerson & Son Inc.
11.00%, 05/15/22 (Call 05/15/19)[c]	25	28,174
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)[c]	105	106,047
5.95%, 03/15/24 (Call 12/15/23)	50	55,493
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/20/17)[c]	75	77,998
7.88%, 11/01/22 (Call 11/01/18)[c]	50	54,213
Minmetals Bounteous Finance BVI Ltd.
4.20%, 07/27/26[e]	400	419,716
MMC Norilsk Nickel OJSC via MMC Finance DAC
4.10%, 04/11/23[e]	250	251,935
5.55%, 10/28/20[e]	200	212,544
New Gold Inc.
6.38%, 05/15/25 (Call 05/15/20)[c]	50	53,175
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 09/29/27 (Call 06/29/27)[c]	30	30,388
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	75	77,570
4.88%, 03/15/42 (Call 09/15/41)	125	136,891

Security	Principal (000s)	Value
6.25%, 10/01/39	$275	$349,228
Polyus Finance PLC
5.25%, 02/07/23[e]	200	209,696
Rio Tinto Alcan Inc.
5.75%, 06/01/35	50	60,808
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	280	295,596
5.20%, 11/02/40	325	388,050
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	301	305,849
4.13%, 08/21/42 (Call 02/21/42)	100	105,082
Southern Copper Corp.
5.25%, 11/08/42	50	54,320
5.88%, 04/23/45	100	116,832
6.75%, 04/16/40	75	94,294
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)	25	25,266
4.50%, 01/15/21 (Call 10/15/20)	55	57,446
4.75%, 01/15/22 (Call 10/15/21)	75	79,336
5.40%, 02/01/43 (Call 08/01/42)	50	50,659
6.13%, 10/01/35	150	169,663
6.25%, 07/15/41 (Call 01/15/41)	25	28,519
8.50%, 06/01/24 (Call 06/01/19)[c]	25	28,624

		10,464,523
OFFICE & BUSINESS EQUIPMENT — 0.03%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	25	26,025
5.00%, 09/01/25 (Call 03/01/20)	30	31,376
5.50%, 12/01/24 (Call 06/01/24)	50	55,403
Pitney Bowes Inc.
3.63%, 09/15/20	25	25,012

174	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.63%, 03/15/24 (Call 12/15/23)[d]	$70	$68,050
4.70%, 04/01/23 (Call 03/01/23)	50	48,855
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	50	49,351
4.07%, 03/17/22	125	126,969
4.50%, 05/15/21	100	105,007
6.75%, 12/15/39	50	53,480

		589,528
OIL & GAS — 2.86%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
7.88%, 12/15/24 (Call 12/15/19)[c]	30	32,651
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	150	149,607
4.85%, 03/15/21 (Call 02/15/21)	150	159,763
5.55%, 03/15/26 (Call 12/15/25)[d]	100	112,365
6.20%, 03/15/40	35	41,640
6.45%, 09/15/36	250	303,000
Andeavor
4.75%, 12/15/23 (Call 10/15/23)[c]	60	64,923
5.13%, 12/15/26 (Call 09/15/26)[c]	25	27,704
5.38%, 10/01/22 (Call 12/01/17)	100	102,770
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)	25	25,445
5.13%, 12/01/22 (Call 12/01/17)	84	86,252
5.63%, 06/01/23 (Call 06/01/18)	100	104,548
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	225	228,512
4.25%, 01/15/44 (Call 07/15/43)	70	66,933

Security	Principal (000s)	Value
4.75%, 04/15/43 (Call 10/15/42)	$85	$86,750
5.10%, 09/01/40 (Call 03/01/40)	500	532,815
6.00%, 01/15/37	100	117,701
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[c]	125	135,625
Baytex Energy Corp.
5.13%, 06/01/21 (Call 12/01/17)[c]	25	23,676
5.63%, 06/01/24 (Call 06/01/19)[c]	50	46,500
BG Energy Capital PLC
4.00%, 10/15/21[c]	200	211,578
Bill Barrett Corp.
8.75%, 06/15/25 (Call 06/15/20)[d]	25	24,637
BP Capital Markets PLC
1.38%, 11/06/17	25	25,000
1.77%, 09/19/19	50	49,924
2.11%, 09/16/21 (Call 08/16/21)	75	74,603
2.24%, 05/10/19	150	150,925
2.32%, 02/13/20	100	100,908
2.50%, 11/06/22	50	49,854
2.52%, 09/19/22 (Call 08/19/22)	50	50,014
2.75%, 05/10/23	150	151,209
3.06%, 03/17/22	85	87,224
3.12%, 05/04/26 (Call 02/04/26)	75	75,619
3.22%, 04/14/24 (Call 02/14/24)	100	102,460
3.25%, 05/06/22	125	129,371
3.28%, 09/19/27 (Call 06/19/27)	300	301,881
3.51%, 03/17/25	300	311,562
3.54%, 11/04/24	225	234,085
3.56%, 11/01/21	150	157,081
3.59%, 04/14/27 (Call 01/14/27)	150	155,166

SCHEDULES OF INVESTMENTS	175

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.72%, 11/28/28 (Call 08/28/28)	$270	$280,838
4.50%, 10/01/20	150	160,018
BPRL International Singapore Pte Ltd.
4.38%, 01/18/27[e]	200	208,812
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[c,d]	111	73,260
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/19)	25	25,991
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 12/01/17)	50	49,057
7.63%, 01/15/22 (Call 01/15/18)	25	24,525
7.75%, 04/15/23 (Call 04/15/18)	50	48,625
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	100	100,469
3.45%, 11/15/21 (Call 08/15/21)	75	77,449
3.85%, 06/01/27 (Call 03/01/27)	25	25,549
6.75%, 02/01/39	250	313,417
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[d]	100	101,622
7.50%, 09/15/20 (Call 12/01/17)	25	25,500
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	150	148,440
4.25%, 04/15/27 (Call 01/15/27)[c]	50	50,156
4.45%, 09/15/42 (Call 03/15/42)	50	45,615
5.70%, 10/15/19	345	365,700
6.75%, 11/15/39	335	396,844

Security	Principal (000s)	Value
Chesapeake Energy Corp.
6.13%, 02/15/21[d]	$50	$50,498
8.00%, 12/15/22 (Call 12/15/18)[c,d]	86	92,675
8.00%, 01/15/25 (Call 01/15/20)[c,d]	85	84,947
8.00%, 01/15/25 (Call 01/15/20)[c]	100	99,057
8.00%, 06/15/27 (Call 06/15/22)[c]	85	82,313
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	275	275,487
2.36%, 12/05/22 (Call 09/05/22)	350	349,338
2.42%, 11/17/20 (Call 10/17/20)	50	50,579
2.43%, 06/24/20 (Call 05/24/20)	100	101,297
2.50%, 03/03/22 (Call 02/03/22)	150	151,726
2.95%, 05/16/26 (Call 02/16/26)	25	25,048
3.19%, 06/24/23 (Call 03/24/23)	50	51,838
3.33%, 11/17/25 (Call 08/17/25)	150	155,233
4.95%, 03/03/19	250	260,610
Cimarex Energy Co.
3.90%, 05/15/27 (Call 02/15/27)	450	463,014
Citgo Holding Inc.
10.75%, 02/15/20[e]	100	108,158
CITGO Petroleum Corp.
6.25%, 08/15/22 (Call 12/01/17)[c]	25	25,731
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[e]	400	433,640
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	199,712
3.00%, 05/09/23	200	201,082
CNOOC Finance 2015 Australia Pty Ltd.

176	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.20%, 05/05/45	$200	$203,078
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	200	204,060
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	200	213,192
4.88%, 04/30/44	200	226,126
CNPC General Capital Ltd.
3.95%, 04/19/22[c]	200	209,910
Comstock Resources Inc.
10.00% (12.25% PIK),
03/15/20 (Call 12/01/17)[f]	50	51,718
Concho Resources Inc.
3.75%,10/01/27 (Call 07/01/27)	50	50,524
4.38%, 01/15/25 (Call 01/15/20)	50	52,701
ConocoPhillips
6.50%, 02/01/39	200	273,970
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	50	49,625
3.35%, 11/15/24 (Call 08/15/24)	50	51,879
3.35%, 05/15/25 (Call 02/15/25)[d]	100	102,867
4.15%, 11/15/34 (Call 05/15/34)	100	105,337
4.20%, 03/15/21 (Call 02/15/21)	50	53,059
4.30%, 11/15/44 (Call 05/15/44)	125	132,901
4.95%, 03/15/26 (Call 12/15/25)	100	113,822
5.95%, 03/15/46 (Call 09/15/45)	25	33,280
ConocoPhillips Holding Co.
6.95%, 04/15/29	100	130,923
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	75	73,057
4.50%, 04/15/23 (Call 01/15/23)	100	101,349
4.90%, 06/01/44 (Call 12/01/43)	25	23,350

Security	Principal (000s)	Value
5.00%, 09/15/22 (Call 12/01/17)	$300	$303,978
CrownRock LP/CrownRock Finance Inc.
5.63%, 10/15/25 (Call 10/15/20)[c]	100	101,640
CVR Refining LLC/Coffeyville Finance Inc.
6.50%, 11/01/22 (Call 12/01/17)	50	51,372
Delek Logistics Partners LP
6.75%, 05/15/25 (Call 05/15/20)[c]	6	6,098
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	50	28,563
5.50%, 05/01/22 (Call 12/01/17)	50	31,250
9.00%, 05/15/21 (Call 12/15/18)[c]	75	72,856
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[d]	290	294,286
4.75%, 05/15/42 (Call 11/15/41)	100	101,914
5.00%, 06/15/45 (Call 12/15/44)	30	31,782
5.60%, 07/15/41 (Call 01/15/41)	50	56,171
7.95%, 04/15/32	75	100,557
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)	50	37,625
5.70%, 10/15/39	50	42,181
7.88%, 08/15/25 (Call 05/15/25)[d]	80	85,568
Diamondback Energy Inc.
5.38%, 05/31/25 (Call 05/31/20)	35	36,307
Dolphin Energy Ltd.
5.50%, 12/15/21[c]	200	219,132
Eclipse Resources Corp.
8.88%, 07/15/23 (Call 07/15/18)	65	66,379

SCHEDULES OF INVESTMENTS	177

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Ecopetrol SA
4.13%, 01/16/25	$350	$352,513
5.38%, 06/26/26 (Call 03/26/26)	150	160,798
5.88%, 09/18/23	250	279,615
5.88%, 05/28/45	200	198,442
Empresa Nacional del Petroleo
3.75%, 08/05/26[e]	400	400,292
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)	151	156,294
6.50%, 05/15/19	25	26,552
6.50%, 08/15/34	100	122,986
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	25	25,318
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[d]	150	122,743
4.70%, 03/15/21	50	48,378
5.75%, 10/01/44 (Call 04/01/44)	125	85,312
8.00%, 01/31/24 (Call 10/31/23)[d]	12	11,951
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	100,838
3.15%, 04/01/25 (Call 01/01/25)	50	50,002
3.90%, 04/01/35 (Call 10/01/34)	25	25,420
4.10%, 02/01/21	100	105,839
5.63%, 06/01/19	25	26,409
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	25	14,969
8.00%, 11/29/24 (Call 11/30/19)[c,d]	50	50,945
8.00%, 02/15/25 (Call 02/15/20)[c,d]	80	59,101
9.38%, 05/01/20 (Call 12/01/17)	100	84,033

Security	Principal (000s)	Value
EQT Corp.
2.50%, 10/01/20 (Call 09/01/20)	$25	$24,998
3.00%, 10/01/22 (Call 09/01/22)	50	49,841
3.90%, 10/01/27 (Call 07/01/27)	100	99,660
4.88%, 11/15/21	145	155,984
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (Call 05/15/20)[c]	25	26,547
Extraction Oil & Gas Inc./Extraction Finance Corp.
7.88%, 07/15/21 (Call 07/15/18)[c]	25	26,490
Exxon Mobil Corp.
1.82%, 03/15/19 (Call 02/15/19)	50	50,074
1.91%, 03/06/20 (Call 02/06/20)	50	50,077
2.22%, 03/01/21 (Call 02/01/21)	25	25,162
2.40%, 03/06/22 (Call 01/06/22)	50	50,395
2.71%, 03/06/25 (Call 12/06/24)	350	352,240
2.73%, 03/01/23 (Call 01/01/23)	175	177,770
3.04%, 03/01/26 (Call 12/01/25)	350	357,486
3.57%, 03/06/45 (Call 09/06/44)	125	124,827
4.11%, 03/01/46 (Call 09/01/45)	255	277,608
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/22[e]	200	209,506
6.00%, 01/23/21[e]	200	215,324
7.29%, 08/16/37[e]	400	487,440
8.15%, 04/11/18[e]	100	102,627
8.63%, 04/28/34[e]	100	135,120
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)	50	50,237

178	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
6.38%, 05/15/25 (Call 05/15/20)[d]	$60	$60,654
6.38%, 01/15/26 (Call 01/15/21)[c]	75	75,871
Halcon Resources Corp.
6.75%, 02/15/25 (Call 02/15/20)[c]	40	40,926
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	75	75,487
5.60%, 02/15/41	200	208,950
5.80%, 04/01/47 (Call 10/01/46)	10	10,761
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[c]	50	49,769
5.75%, 10/01/25 (Call 04/01/20)[c]	25	25,562
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)	50	51,832
Jonah Energy LLC/Jonah Energy Finance Corp.
7.25%, 10/15/25 (Call 10/15/20)[c]	50	50,045
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 12/01/17)[c]	100	71,500
KazMunayGas National Co. JSC
3.88%, 04/19/22[e]	600	608,922
5.75%, 04/30/43[e]	200	203,642
Korea National Oil Corp.
4.00%, 01/23/24[e]	200	209,252
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/01/17)	75	76,480
Lukoil International Finance BV
4.56%, 04/24/23[e]	400	415,080
4.75%, 11/02/26[e]	200	210,202
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	25	25,039

Security	Principal (000s)	Value
2.80%, 11/01/22 (Call 08/01/22)	$250	$245,455
4.40%, 07/15/27 (Call 04/15/27)	25	25,670
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	50	51,494
3.63%, 09/15/24 (Call 06/15/24)	185	189,557
4.75%, 09/15/44 (Call 03/15/44)	50	50,581
5.13%, 03/01/21	110	119,162
5.85%, 12/15/45 (Call 06/15/45)	100	113,317
Matador Resources Co.
6.88%, 04/15/23 (Call 04/15/18)	25	26,504
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/01/17)[c]	50	45,738
6.50%, 01/15/25 (Call 01/15/20)[c,d]	50	49,737
7.00%, 03/31/24 (Call 09/30/18)[c]	100	90,752
Murphy Oil Corp.
4.70%, 12/01/22 (Call 09/01/22)[d]	50	50,115
5.75%, 08/15/25 (Call 08/15/20)	50	51,793
6.13%, 12/01/42 (Call 06/01/42)	50	49,149
Murphy Oil USA Inc.
5.63%, 05/01/27 (Call 05/01/22)	50	53,293
Nabors Industries Inc.
4.63%, 09/15/21	50	48,258
5.50%, 01/15/23 (Call 11/15/22)[d]	100	96,054
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	50	53,115
5.63%, 07/01/24	50	54,048
5.75%, 01/30/22	50	53,812

SCHEDULES OF INVESTMENTS	179

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Nexen Energy ULC
6.40%, 05/15/37	$100	$130,571
7.50%, 07/30/39	50	73,997
Noble Energy Inc.
3.85%, 01/15/28 (Call 10/15/27)	50	50,232
4.15%, 12/15/21 (Call 09/15/21)	250	263,510
4.95%, 08/15/47 (Call 02/15/47)	50	52,058
5.25%, 11/15/43 (Call 05/15/43)	100	106,715
6.00%, 03/01/41 (Call 09/01/40)	26	30,174
Noble Holding International Ltd.
4.90%, 08/01/20	6	5,767
6.20%, 08/01/40	100	68,000
7.70%, 04/01/25 (Call 01/01/25)	75	65,342
7.75%, 01/15/24 (Call 10/15/23)	30	26,766
8.70%, 04/01/45 (Call 10/01/44)	50	39,864
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/17)	25	16,763
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 12/01/17)[d]	125	128,254
6.88%, 01/15/23 (Call 12/01/17)	50	50,795
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	100	100,773
3.13%, 02/15/22 (Call 11/15/21)	100	103,068
3.40%, 04/15/26 (Call 01/15/26)	50	51,497
4.40%, 04/15/46 (Call 10/15/45)	480	519,360
4.63%, 06/15/45 (Call 12/15/44)	60	66,549

Security	Principal (000s)	Value
Series 1
4.10%, 02/01/21 (Call 11/01/20)	$200	$211,286
Oil India International Pte Ltd.
4.00%, 04/21/27[e]	200	203,096
ONGC Videsh Vankorneft Pte Ltd.
3.75%, 07/27/26[e]	800	800,134
Parker Drilling Co.
7.50%, 08/01/20 (Call 12/01/17)	25	22,710
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)[c]	25	25,314
5.38%, 01/15/25 (Call 01/15/20)[c]	25	25,352
5.63%, 10/15/27 (Call 10/15/22)[c]	50	51,679
6.25%, 06/01/24 (Call 06/01/19)[c]	125	133,264
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)	25	25,977
7.25%, 06/15/25 (Call 06/15/20)[c]	50	51,906
PDC Energy Inc.
6.13%, 09/15/24 (Call 09/15/19)	50	52,183
Pertamina Persero PT
4.88%, 05/03/22[e]	200	214,904
6.50%, 05/27/41[e]	200	242,072
Petro-Canada
6.80%, 05/15/38	100	135,676
Petrobras Global Finance BV
4.38%, 05/20/23	345	343,161
5.38%, 01/27/21	170	178,729
5.63%, 05/20/43	100	89,785
5.75%, 01/20/20	200	210,434
6.00%, 01/27/28[c]	1,000	1,013,910
6.75%, 01/27/41	125	126,259
6.85%, 06/05/15	200	191,424
7.25%, 03/17/44	150	157,542

180	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
7.38%, 01/17/27	$100	$111,275
8.38%, 05/23/21	300	345,948
8.75%, 05/23/26	700	848,659
Petroleos de Venezuela SA
5.38%, 04/12/27[e]	100	29,250
5.50%, 04/12/37[e]	600	174,000
6.00%, 05/16/24[e]	300	85,125
6.00%, 11/15/26[e]	200	54,750
9.00%, 11/17/21[e]	125	55,000
9.75%, 05/17/35[e]	150	54,000
12.75%, 02/17/22[e]	180	82,125
Petroleos del Peru SA
5.63%, 06/19/47[e]	200	210,470
Petroleos Mexicanos
3.50%, 07/23/20	100	101,635
3.50%, 01/30/23	200	195,374
4.88%, 01/18/24	200	205,228
5.38%, 03/13/22[c]	150	159,580
5.50%, 01/21/21	200	212,842
5.63%, 01/23/46	500	453,895
6.00%, 03/05/20	300	320,751
6.38%, 02/04/21	329	358,261
6.38%, 01/23/45	150	148,914
6.50%, 03/13/27[c]	350	382,518
6.50%, 06/02/41	600	607,860
6.63%, 06/15/35	100	105,528
6.63%, 06/15/38	300	311,028
6.75%, 09/21/47	100	103,066
FRN, (3 mo. LIBOR 3US + 3.650%)
4.97%, 03/11/22[c,i]	400	435,352
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 08/14/19[c]	100	106,569
Petroliam Nasional Bhd
7.63%, 10/15/26[e]	115	154,649
Petronas Capital Ltd.
3.50%, 03/18/25[e]	400	414,328
5.25%, 08/12/19[c]	200	210,536
Phillips 66
4.30%, 04/01/22	25	26,791
4.65%, 11/15/34 (Call 05/15/34)	150	162,189

Security	Principal (000s)	Value
4.88%, 11/15/44 (Call 05/15/44)	$500	$558,350
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	25	25,783
3.95%, 07/15/22 (Call 04/15/22)	50	52,571
Precision Drilling Corp.
6.50%, 12/15/21 (Call 12/01/17)	50	50,500
6.63%, 11/15/20 (Call 12/01/17)	15	15,111
7.75%, 12/15/23 (Call 12/15/19)	25	25,719
PTT PCL
4.50%, 10/25/42[e]	200	203,720
Puma International Financing SA
5.13%, 10/06/24 (Call 10/06/20)[c]	200	204,560
6.75%, 02/01/21 (Call 12/01/17)[c]	200	205,146
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	50	49,273
5.38%, 10/01/22 (Call 07/01/22)	25	24,938
6.88%, 03/01/21	25	26,636
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	100	96,912
5.00%, 08/15/22 (Call 05/15/22)	25	24,853
5.00%, 03/15/23 (Call 12/15/22)[d]	50	49,628
5.88%, 07/01/22 (Call 04/01/22)	47	48,293
Reliance Holdings USA Inc.
5.40%, 02/14/22[e]	250	274,770
Rice Energy Inc.
6.25%, 05/01/22 (Call 11/11/17)	50	52,337
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	50	47,212

SCHEDULES OF INVESTMENTS	181

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.85%, 01/15/44 (Call 07/15/43)	$25	$19,803
7.38%, 06/15/25 (Call 03/15/25)	100	100,283
RSP Permian Inc.
5.25%, 01/15/25 (Call 01/15/20)[c]	25	25,453
6.63%, 10/01/22 (Call 12/01/17)	40	42,059
Sable Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 12/01/17)[c]	100	86,108
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[d]	150	125,752
7.75%, 06/15/21 (Call 12/01/17)[d]	15	13,953
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)[c]	50	50,631
6.75%, 05/01/23 (Call 05/01/18)[c]	25	26,547
6.88%, 06/30/23 (Call 06/30/18)[c]	25	26,660
Shell International Finance BV
1.38%, 05/10/19	25	24,870
1.38%, 09/12/19	25	24,810
1.63%, 11/10/18	50	49,965
1.75%, 09/12/21	230	226,371
2.00%, 11/15/18	250	250,877
2.13%, 05/11/20	500	502,660
2.25%, 11/10/20	100	100,686
2.25%, 01/06/23	25	24,823
2.50%, 09/12/26	100	96,568
2.88%, 05/10/26	50	49,708
3.25%, 05/11/25	300	308,400
3.75%, 09/12/46	35	34,439
4.00%, 05/10/46	100	102,275
4.13%, 05/11/35	25	26,777
4.30%, 09/22/19	275	286,795
4.38%, 03/25/20	270	285,171
4.38%, 05/11/45	550	596,689

Security	Principal (000s)	Value
4.55%, 08/12/43	$25	$27,615
5.50%, 03/25/40	100	124,925
6.38%, 12/15/38	50	68,729
Sinopec Capital 2013 Ltd.
3.13%, 04/24/23[e]	200	201,992
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[c]	200	209,720
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[e]	200	215,436
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[e]	200	199,942
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21[e]	200	195,468
2.75%, 09/29/26[e]	200	191,950
3.50%, 05/03/26[e]	200	203,550
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 09/13/22[e]	250	246,727
3.63%, 04/12/27[e]	200	204,906
4.25%, 04/12/47[e]	400	418,605
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[d]	50	47,910
6.13%, 11/15/22 (Call 11/15/18)[d]	125	126,016
6.50%, 01/01/23 (Call 12/01/17)	25	25,392
6.75%, 09/15/26 (Call 09/15/21)[d]	50	51,351
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[d]	25	24,527
6.70%, 01/23/25 (Call 10/23/24)	100	102,380
7.50%, 04/01/26 (Call 04/01/21)	50	51,950
7.75%, 10/01/27 (Call 10/01/22)	50	51,910

182	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Statoil ASA
2.45%, 01/17/23	$257	$256,820
2.65%, 01/15/24	350	349,097
3.15%, 01/23/22	85	87,879
3.25%, 11/10/24	150	154,399
3.70%, 03/01/24	125	131,930
3.95%, 05/15/43	175	179,872
4.80%, 11/08/43	25	29,126
5.10%, 08/17/40	75	88,710
5.25%, 04/15/19	50	52,400
Suncor Energy Inc.
6.50%, 06/15/38	50	66,603
6.85%, 06/01/39	50	69,086
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 11/09/17)	25	25,693
6.25%, 04/15/21 (Call 04/15/18)	50	52,362
6.38%, 04/01/23 (Call 04/01/18)	25	26,569
Tosco Corp.
8.13%, 02/15/30	50	70,687
Total Capital International SA
2.10%, 06/19/19	225	226,260
2.70%, 01/25/23	50	50,602
2.75%, 06/19/21	50	51,074
2.88%, 02/17/22	175	178,901
3.75%, 04/10/24	125	132,585
Total Capital SA
4.45%, 06/24/20	100	106,447
Transocean Inc.
6.80%, 03/15/38	50	40,701
7.50%, 01/15/26 (Call 01/15/21)[c]	25	25,766
7.50%, 04/15/31	100	89,538
8.38%, 12/15/21	150	161,250
9.00%, 07/15/23 (Call 07/15/20)[c]	100	108,748
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)[c]	50	50,667
7.13%, 04/15/25 (Call 04/15/20)[c]	75	74,863

Security	Principal (000s)	Value
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	$690	$687,847
4.90%, 03/15/45	100	109,559
6.63%, 06/15/37	25	32,141
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20[a,m]	50	6,325
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.
8.75%, 04/15/23 (Call 10/15/20)[c]	25	24,442
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	50	50,380
5.75%, 03/15/21 (Call 12/15/20)[d]	75	75,319
6.25%, 04/01/23 (Call 01/01/23)	25	24,959
WildHorse Resource Development Corp.
6.88%, 02/01/25 (Call 02/01/20)[c]	70	69,728
Woodside Finance Ltd.
3.65%, 03/05/25 (Call 12/05/24)[c]	25	25,262
3.70%, 09/15/26 (Call 06/15/26)[c]	100	100,688
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	50	50,049
6.00%, 01/15/22 (Call 10/15/21)	50	52,034
8.25%, 08/01/23 (Call 06/01/23)	25	28,204
YPF SA
8.75%, 04/04/24[e]	200	232,656

		51,075,301
OIL & GAS SERVICES — 0.16%
Baker Hughes a GE Co. LLC
5.13%, 09/15/40	100	116,394
Calfrac Holdings LP
7.50%, 12/01/20 (Call 12/01/17)[c]	25	24,476

SCHEDULES OF INVESTMENTS	183

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
COSL Singapore Capital Ltd.
4.50%, 07/30/25[e]	$200	$211,900
Exterran Energy Solutions LP/EES Finance Corp.
8.13%, 05/01/25 (Call 05/01/20)[c]	100	105,274
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	50	51,962
3.80%, 11/15/25 (Call 08/15/25)	150	155,595
4.75%, 08/01/43 (Call 02/01/43)	25	26,832
4.85%, 11/15/35 (Call 05/15/35)	25	27,645
5.00%, 11/15/45 (Call 05/15/45)	460	514,289
6.70%, 09/15/38	100	132,168
KCA Deutag UK Finance PLC
9.88%, 04/01/22 (Call 04/01/20)[c]	200	209,356
McDermott International Inc.
8.00%, 05/01/21 (Call 12/01/17)[c]	50	51,594
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	231	228,383
3.95%, 12/01/42 (Call 06/01/42)	15	12,957
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)	25	24,845
PHI Inc.
5.25%, 03/15/19 (Call 12/01/17)	25	24,745
Schlumberger Holdings Corp.
3.00%, 12/21/20 (Call 11/21/20)[c]	70	71,479
4.00%, 12/21/25 (Call 09/21/25)[c]	130	137,270
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)[c]	125	129,121

Security	Principal (000s)	Value
SESI LLC
7.75%, 09/15/24 (Call 09/15/20)[c]	$25	$25,816
Transocean Proteus Ltd.
6.25%, 12/01/24 (Call 12/01/20)[c]	48	49,858
Trinidad Drilling Ltd.
6.63%, 02/15/25 (Call 02/15/20)[c]	30	29,135
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[d]	200	180,546
5.95%, 04/15/42 (Call 10/17/41)	25	19,638
7.00%, 03/15/38	100	85,286
7.75%, 06/15/21 (Call 05/15/21)[d]	100	103,129
8.25%, 06/15/23 (Call 03/15/23)[d]	45	45,524
9.88%, 02/15/24 (Call 11/15/23)[d]	100	106,987

		2,902,204
PACKAGING & CONTAINERS — 0.14%
ARD Finance SA 7.13% (7.88% PIK),
09/15/23 (Call 09/15/19)[f]	200	214,090
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
7.25%, 05/15/24 (Call 05/15/19)[c]	200	220,112
Ball Corp.
4.00%, 11/15/23	100	102,874
4.38%, 12/15/20	50	52,499
5.00%, 03/15/22	50	53,881
5.25%, 07/01/25	100	110,217
Bemis Co. Inc.
3.10%, 09/15/26 (Call 06/15/26)	25	24,230
Berry Global Inc.
5.13%, 07/15/23 (Call 07/15/18)	50	52,481
5.50%, 05/15/22 (Call 12/01/17)	50	52,039

184	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
6.00%, 10/15/22 (Call 10/15/18)	$25	$26,467
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)[c]	75	78,132
7.25%, 04/15/25 (Call 04/15/20)[c]	150	155,637
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	75	77,989
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%, 09/30/26 (Call 03/31/26)	75	75,028
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)[c]	25	25,943
Graphic Packaging International Inc.
4.13%, 08/15/24 (Call 05/15/24)	25	25,901
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[c]	50	52,884
5.88%, 08/15/23[c]	150	165,375
Packaging Corp. of America
3.65%, 09/15/24 (Call 06/15/24)	25	25,577
4.50%, 11/01/23 (Call 08/01/23)	100	108,634
Pactiv LLC
7.95%, 12/15/25	25	28,305
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/17)[c]	25	17,489
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[c]	165	171,432
5.75%, 10/15/20 (Call 12/01/17)	100	101,750
7.00%, 07/15/24 (Call 07/15/19)[c]	100	106,836

Security	Principal (000s)	Value
Sealed Air Corp.
5.13%, 12/01/24 (Call 09/01/24)[c]	$100	$107,250
5.25%, 04/01/23 (Call 01/01/23)[c]	100	107,596
5.50%, 09/15/25 (Call 06/15/25)[c]	25	27,528
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	25	29,268
WestRock MWV LLC
8.20%, 01/15/30	75	105,102
WestRock RKT Co.
4.90%, 03/01/22	50	54,334

		2,556,880
PHARMACEUTICALS — 1.25%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	50	49,989
2.50%, 05/14/20 (Call 04/14/20)	250	252,047
2.90%, 11/06/22	225	227,491
3.20%, 11/06/22 (Call 09/06/22)	100	102,579
3.20%, 05/14/26 (Call 02/14/26)	275	273,174
3.60%, 05/14/25 (Call 02/14/25)	235	241,712
4.40%, 11/06/42	325	337,954
4.45%, 05/14/46 (Call 11/14/45)	50	52,430
4.50%, 05/14/35 (Call 11/14/34)	75	80,721
4.70%, 05/14/45 (Call 11/14/44)	250	271,310
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	50	52,110
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	600	609,396
3.45%, 03/15/22 (Call 01/15/22)	650	667,998

SCHEDULES OF INVESTMENTS	185

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.80%, 03/15/25 (Call 12/15/24)	$732	$750,388
4.55%, 03/15/35 (Call 09/15/34)	500	526,255
4.75%, 03/15/45 (Call 09/15/44)	50	52,875
4.85%, 06/15/44 (Call 12/15/43)	150	160,573
Allergan Inc./U.S.
2.80%, 03/15/23 (Call 12/15/22)	150	149,772
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	100	101,222
AstraZeneca PLC
1.95%, 09/18/19	25	24,980
2.38%, 11/16/20	280	281,201
3.38%, 11/16/25	375	381,889
4.00%, 09/18/42	100	101,697
4.38%, 11/16/45	85	91,338
6.45%, 09/15/37	300	403,866
Bristol-Myers Squibb Co.
1.75%, 03/01/19	25	24,987
2.00%, 08/01/22	100	98,799
3.25%, 02/27/27	250	255,872
4.50%, 03/01/44 (Call 09/01/43)	100	113,089
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	210	208,223
3.08%, 06/15/24 (Call 04/15/24)	100	99,371
3.41%, 06/15/27 (Call 03/15/27)	100	98,717
3.75%, 09/15/25 (Call 06/15/25)	150	154,591
4.37%, 06/15/47 (Call 12/15/46)	275	275,198
Eli Lilly & Co.
1.95%, 03/15/19	175	175,703
2.75%, 06/01/25 (Call 03/01/25)	150	149,962
3.10%, 05/15/27 (Call 02/15/27)	140	141,831

Security	Principal (000s)	Value
3.70%, 03/01/45 (Call 09/01/44)	$100	$101,246
3.95%, 05/15/47 (Call 11/15/46)	25	26,488
EMD Finance LLC
3.25%, 03/19/25 (Call 12/19/24)[c]	75	75,848
Endo Finance LLC
5.75%, 01/15/22 (Call 12/01/17)[c]	50	43,796
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 12/01/17)[c]	200	161,160
7.25%, 01/15/22 (Call 12/01/17)[c]	150	138,106
Express Scripts Holding Co.
2.25%, 06/15/19	275	275,861
3.40%, 03/01/27 (Call 12/01/26)	35	34,349
3.90%, 02/15/22	250	261,637
4.50%, 02/25/26 (Call 11/27/25)	260	275,948
4.75%, 11/15/21	100	108,172
4.80%, 07/15/46 (Call 01/15/46)	275	285,543
Forest Laboratories LLC
4.38%, 02/01/19 (Call 11/03/18)[c]	34	34,800
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	25	25,364
6.38%, 05/15/38	200	274,808
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	100	102,142
inVentiv Group Holdings Inc./inVentiv Health Inc./inVentiv Health Clinical Inc.
7.50%, 10/01/24 (Call 10/01/19)[c]	30	33,170
Johnson & Johnson
1.13%, 03/01/19	250	248,547
1.65%, 12/05/18	25	25,023
1.65%, 03/01/21 (Call 02/01/21)	200	197,934

186	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
2.05%, 03/01/23 (Call 01/01/23)	$50	$49,559
2.45%, 03/01/26 (Call 12/01/25)	165	161,629
3.38%, 12/05/23	150	159,111
3.55%, 03/01/36 (Call 09/01/35)	125	128,928
3.63%, 03/03/37 (Call 09/03/36)	125	130,343
3.70%, 03/01/46 (Call 09/01/45)	425	441,392
3.75%, 03/03/47 (Call 09/03/46)	200	211,388
4.38%, 12/05/33 (Call 06/05/33)	20	22,754
5.95%, 08/15/37	60	81,617
McKesson Corp.
2.28%, 03/15/19	75	75,291
3.80%, 03/15/24 (Call 12/15/23)	150	156,537
4.88%, 03/15/44 (Call 09/15/43)	110	119,341
Mead Johnson Nutrition Co.
3.00%, 11/15/20	30	30,684
4.13%, 11/15/25 (Call 08/15/25)	225	240,604
Merck & Co. Inc.
2.35%, 02/10/22	140	140,897
2.40%, 09/15/22 (Call 06/15/22)	100	100,516
2.75%, 02/10/25 (Call 11/10/24)	350	350,297
2.80%, 05/18/23	125	127,923
3.70%, 02/10/45 (Call 08/10/44)	75	76,048
4.15%, 05/18/43	125	135,929
Mylan NV
2.50%, 06/07/19	250	250,980
3.00%, 12/15/18	50	50,470
3.15%, 06/15/21 (Call 05/15/21)	125	126,498
3.95%, 06/15/26 (Call 03/15/26)	175	174,858

Security	Principal (000s)	Value
5.25%, 06/15/46 (Call 12/15/45)	$100	$105,093
Novartis Capital Corp.
1.80%, 02/14/20	50	49,980
2.40%, 05/17/22 (Call 04/17/22)	325	326,768
2.40%, 09/21/22	100	100,345
3.00%, 11/20/25 (Call 08/20/25)	100	101,876
3.10%, 05/17/27 (Call 02/17/27)	200	203,286
4.00%, 11/20/45 (Call 05/20/45)	50	53,537
4.40%, 05/06/44	100	113,398
Novartis Securities Investment Ltd.
5.13%, 02/10/19	250	260,275
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	200	204,828
4.38%, 03/15/26 (Call 12/15/25)	200	208,854
Pfizer Inc.
1.70%, 12/15/19	270	270,135
2.10%, 05/15/19	50	50,324
2.20%, 12/15/21	100	100,328
2.75%, 06/03/26	100	99,375
3.00%, 06/15/23	50	51,854
3.00%, 12/15/26	217	219,409
3.40%, 05/15/24	25	26,262
4.00%, 12/15/36	10	10,827
4.13%, 12/15/46	100	107,446
4.30%, 06/15/43	50	54,771
4.40%, 05/15/44	75	83,521
5.80%, 08/12/23	200	234,924
7.20%, 03/15/39	150	230,838
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	350	348,638
2.40%, 09/23/21 (Call 08/23/21)	395	392,385
2.88%, 09/23/23 (Call 07/23/23)	250	247,485
3.20%, 09/23/26 (Call 06/23/26)	175	170,730

SCHEDULES OF INVESTMENTS	187

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	$200	$188,492
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[d]	80	82,208
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	250	244,520
2.20%, 07/21/21	275	258,626
2.80%, 07/21/23	220	202,935
3.15%, 10/01/26[d]	250	221,132
4.10%, 10/01/46[d]	270	215,465
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 12/01/17)[c]	100	98,258
5.50%, 03/01/23 (Call 03/01/18)[c]	50	42,266
5.50%, 11/01/25 (Call 11/01/20)[c]	25	25,562
5.63%, 12/01/21 (Call 12/01/17)[c]	150	137,166
5.88%, 05/15/23 (Call 05/15/18)[c]	175	148,006
6.13%, 04/15/25 (Call 04/15/20)[c]	275	231,000
6.38%, 10/15/20 (Call 12/01/17)[c]	92	91,311
6.50%, 03/15/22 (Call 03/15/19)[c]	55	58,303
7.00%, 03/15/24 (Call 03/15/20)[c]	200	216,456
7.25%, 07/15/22 (Call 12/01/17)[c,d]	50	48,083
7.50%, 07/15/21 (Call 12/01/17)[c]	100	98,524
Wyeth LLC
5.95%, 04/01/37	335	447,446
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	75	73,634
3.25%, 02/01/23 (Call 11/01/22)	50	51,426

Security	Principal (000s)	Value
3.45%, 11/13/20 (Call 10/13/20)	$30	$31,014
3.95%, 09/12/47 (Call 03/12/47)	50	49,270
4.50%, 11/13/25 (Call 08/13/25)	180	200,720
4.70%, 02/01/43 (Call 08/01/42)	50	54,890

		22,259,051
PIPELINES — 1.04%
American Midstream Partners LP/American Midstream Finance Corp.
8.50%, 12/15/21 (Call 12/15/18)[c]	45	46,657
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.25%, 01/15/25 (Call 01/15/21)	70	75,334
5.50%, 10/15/19 (Call 09/15/19)	25	26,246
6.25%, 10/15/22 (Call 10/15/18)	100	106,435
6.38%, 05/01/24 (Call 05/01/19)	25	27,332
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 09/15/19)	25	26,030
APT Pipelines Ltd.
4.20%, 03/23/25 (Call 12/23/24)[c]	50	52,098
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (Call 12/01/17)[c]	25	26,002
Boardwalk Pipelines LP
5.95%, 06/01/26 (Call 03/01/26)	60	67,639
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	50	49,985
4.15%, 07/01/23 (Call 04/01/23)	50	52,253

188	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)[c]	$85	$87,886
5.88%, 03/31/25 (Call 10/02/24)	170	183,925
7.00%, 06/30/24 (Call 01/01/24)	100	114,273
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)[c]	100	102,947
Colonial Pipeline Co.
3.75%, 10/01/25 (Call 07/01/25)[c]	50	52,166
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)	100	102,657
6.25%, 04/01/23 (Call 04/01/18)	50	52,000
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	100	99,052
4.75%, 09/30/21 (Call 06/30/21)[c]	50	51,423
4.95%, 04/01/22 (Call 01/01/22)	25	26,006
5.35%, 03/15/20[c]	75	78,034
5.60%, 04/01/44 (Call 10/01/43)	50	47,845
VRN, (3 mo. LIBOR US + 3.850%)
5.85%, 05/21/43 (Call 05/21/23)[c,g]	75	71,336
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)	200	202,012
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	25	26,289
5.50%, 09/15/40 (Call 03/15/40)	30	32,276

Security	Principal (000s)	Value
5.88%, 10/15/25 (Call 07/15/25)	$100	$114,601
Series B
7.50%, 04/15/38	10	12,626
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	25	25,487
3.70%, 07/15/27 (Call 04/15/27)	65	65,859
4.25%, 12/01/26 (Call 09/01/26)	40	42,242
5.50%, 12/01/46 (Call 05/29/46)	50	59,143
Series 16-A
VRN, (3 mo. LIBOR US + 3.890%)
6.00%, 01/15/77 (Call 01/15/27)[g]	275	293,400
Energy Transfer Equity LP
4.25%, 03/15/23 (Call 12/15/22)	85	86,467
5.50%, 06/01/27 (Call 03/01/27)	75	79,372
5.88%, 01/15/24 (Call 10/15/23)	50	54,307
7.50%, 10/15/20	150	168,811
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	225	228,976
4.05%, 03/15/25 (Call 12/15/24)	100	101,747
4.75%, 01/15/26 (Call 10/15/25)	50	52,636
4.90%, 03/15/35 (Call 09/15/34)	390	388,869
5.15%, 02/01/43 (Call 08/01/42)	55	53,486
5.15%, 03/15/45 (Call 09/15/44)	100	97,845
5.20%, 02/01/22 (Call 11/01/21)	400	434,276
6.13%, 12/15/45 (Call 06/15/45)	110	120,397

SCHEDULES OF INVESTMENTS	189

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
6.50%, 02/01/42 (Call 08/01/41)	$200	$229,086
7.50%, 07/01/38	50	61,826
Energy Transfer LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	25	26,974
5.88%, 03/01/22 (Call 12/01/21)	250	276,732
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	250	250,192
4.15%, 06/01/25 (Call 03/01/25)	35	35,599
4.40%, 04/01/24 (Call 01/01/24)	125	129,561
4.85%, 07/15/26 (Call 04/15/26)	75	79,193
5.05%, 04/01/45 (Call 10/01/44)	300	294,687
5.60%, 04/01/44 (Call 10/01/43)	50	52,078
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	525	540,246
3.70%, 02/15/26 (Call 11/15/25)	50	51,624
3.95%, 02/15/27 (Call 11/15/26)[d]	125	131,522
4.85%, 08/15/42 (Call 02/15/42)	100	108,351
4.85%, 03/15/44 (Call 09/15/43)	205	222,730
4.90%, 05/15/46 (Call 11/15/45)	25	27,532
5.10%, 02/15/45 (Call 08/15/44)	60	67,774
7.55%, 04/15/38	25	35,021
Series J
5.75%, 03/01/35	100	115,705
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 12/01/17)	50	50,778

Security	Principal (000s)	Value
6.00%, 05/15/23 (Call 05/15/18)	$75	$75,424
6.75%, 08/01/22 (Call 08/01/18)	100	103,538
Gulfstream Natural Gas System LLC
4.60%, 09/15/25 (Call 06/15/25)[c]	50	53,906
Holly Energy Partners LP/Holly Energy Finance Corp.
6.00%, 08/01/24 (Call 08/01/19)[c]	25	26,190
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	25	25,182
3.50%, 09/01/23 (Call 06/01/23)	25	25,361
3.95%, 09/01/22 (Call 06/01/22)	50	52,322
4.15%, 02/01/24 (Call 11/01/23)	25	26,051
5.00%, 03/01/43 (Call 09/01/42)	10	10,054
5.30%, 09/15/20	100	107,934
5.50%, 03/01/44 (Call 09/01/43)	60	63,964
6.85%, 02/15/20	25	27,514
6.95%, 01/15/38	175	215,166
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	500	508,725
3.15%, 01/15/23 (Call 12/15/22)	100	100,611
4.30%, 06/01/25 (Call 03/01/25)	1,100	1,155,803
5.05%, 02/15/46 (Call 08/15/45)	25	25,862
5.30%, 12/01/34 (Call 06/01/34)	175	187,572
5.55%, 06/01/45 (Call 12/01/44)	385	418,145
7.80%, 08/01/31	25	32,194
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	50	49,115

190	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.20%, 12/01/42 (Call 06/01/42)	$25	$23,888
4.20%, 10/03/47 (Call 04/03/47)	30	29,794
5.00%, 03/01/26 (Call 12/01/25)	50	56,141
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 12/01/17)	15	15,286
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)	50	51,550
4.88%, 12/01/24 (Call 09/01/24)	300	326,628
4.88%, 06/01/25 (Call 03/01/25)	10	10,854
5.50%, 02/15/23 (Call 12/01/17)	117	120,538
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)[c]	40	41,059
4.88%, 08/15/27 (Call 02/15/27)[c]	100	103,859
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	50	52,592
8.15%, 04/15/18	25	25,627
Oleoducto Central SA
4.00%, 05/07/21[e]	400	413,704
ONEOK Inc.
4.25%, 02/01/22 (Call 11/01/21)	25	26,084
7.50%, 09/01/23 (Call 06/01/23)	60	72,217
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	335	340,591
5.00%, 09/15/23 (Call 06/15/23)	125	135,459
6.20%, 09/15/43 (Call 03/15/43)	50	59,158

Security	Principal (000s)	Value
Phillips 66 Partners LP
3.55%, 10/01/26 (Call 07/01/26)	$100	$99,497
3.75%, 03/01/28 (Call 12/01/27)	50	50,186
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	250	245,302
3.65%, 06/01/22 (Call 03/01/22)	50	50,498
4.50%, 12/15/26 (Call 09/15/26)	205	209,385
4.65%, 10/15/25 (Call 07/15/25)	160	165,806
5.15%, 06/01/42 (Call 12/01/41)	100	96,166
5.75%, 01/15/20	25	26,571
Rockies Express Pipeline LLC
5.63%, 04/15/20[c]	50	52,924
6.00%, 01/15/19[c]	25	25,844
7.50%, 07/15/38[c]	25	28,898
Sabine Pass Liquefaction LLC
5.00%, 03/15/27 (Call 09/15/26)	125	134,354
5.63%, 04/15/23 (Call 01/15/23)	150	166,770
5.63%, 03/01/25 (Call 12/01/24)	261	289,817
5.75%, 05/15/24 (Call 02/15/24)	100	111,966
5.88%, 06/30/26 (Call 12/31/25)	165	186,523
SemGroup Corp.
6.38%, 03/15/25 (Call 03/15/20)[c]	51	50,341
7.25%, 03/15/26 (Call 03/15/21)[c]	50	50,994
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	120	120,293
Spectra Energy Partners LP
3.50%, 03/15/25 (Call 12/15/24)	100	101,570

SCHEDULES OF INVESTMENTS	191

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.50%, 03/15/45 (Call 09/15/44)	$25	$25,746
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.50%, 08/15/22 (Call 12/01/17)	50	50,733
5.75%, 04/15/25 (Call 04/15/20)	35	35,696
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)	25	24,799
5.35%, 05/15/45 (Call 11/15/44)	100	100,097
5.40%, 10/01/47 (Call 04/01/47)	50	50,691
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)[c]	25	25,876
5.50%, 01/15/28 (Call 01/15/23)[c]	95	97,310
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/18)	50	49,675
5.00%, 01/15/28 (Call 01/15/23)[c]	100	100,766
5.13%, 02/01/25 (Call 02/01/20)	45	46,314
5.25%, 05/01/23 (Call 12/01/17)	25	25,691
5.38%, 02/01/27 (Call 02/01/22)	25	25,943
6.75%, 03/15/24 (Call 09/15/19)	25	26,972
TC PipeLines LP
4.38%, 03/13/25 (Call 12/13/24)	25	26,197
TransCanada PipeLines Ltd.
2.50%, 08/01/22	150	150,091
3.13%, 01/15/19	25	25,332

Security	Principal (000s)	Value
4.63%, 03/01/34 (Call 12/01/33)	$25	$27,697
4.88%, 01/15/26 (Call 10/15/25)	105	118,947
7.63%, 01/15/39	415	623,587
Transcanada Trust
VRN, (3 mo. LIBOR US + 3.208%)
5.30%, 03/15/77 (Call 03/15/27)[g]	500	519,570
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	100	103,227
7.85%, 02/01/26 (Call 11/01/25)	85	109,636
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	85	85,861
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	25	25,156
4.55%, 06/24/24 (Call 03/24/24)	160	166,898
5.75%, 06/24/44 (Call 12/24/43)	100	106,259
7.50%, 01/15/31	25	30,143
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	25	25,543
3.60%, 03/15/22 (Call 01/15/22)	250	258,045
3.75%, 06/15/27 (Call 03/15/27)	100	100,450
3.90%, 01/15/25 (Call 10/15/24)	100	102,723
4.30%, 03/04/24 (Call 12/04/23)	250	264,600
4.90%, 01/15/45 (Call 07/15/44)	50	51,790
5.25%, 03/15/20	25	26,732
6.30%, 04/15/40	225	273,805

		18,521,861

192	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
PRIVATE EQUITY — 0.00%
Apollo Management Holdings LP
4.40%, 05/27/26 (Call 02/27/26)[c]	$25	$26,328
KKR Group Finance Co. III LLC
5.13%, 06/01/44 (Call 12/01/43)[c]	50	54,621

		80,949
REAL ESTATE — 0.26%
CBRE Services Inc.
4.88%, 03/01/26 (Call 12/01/25)	200	215,586
5.25%, 03/15/25 (Call 12/15/24)	10	11,013
China Evergrande Group
7.50%, 06/28/23 (Call 06/28/20)[e]	400	404,164
8.75%, 06/28/25 (Call 06/28/21)[e]	211	218,986
China Overseas Finance Cayman III Ltd.
5.38%, 10/29/23[e]	600	669,000
China Overseas Finance Cayman VI Ltd.
5.95%, 05/08/24[e]	200	229,644
Country Garden Holdings Co. Ltd.
7.50%, 01/10/23 (Call 01/10/18)[c]	200	208,682
Crescent Communities LLC/Crescent Ventures Inc.
8.88%, 10/15/21 (Call 10/15/18)[c]	48	50,901
CSCEC Finance Cayman II Ltd.
2.70%, 06/14/21[e]	200	199,450
Franshion Development Ltd.
6.75%, 04/15/21[c]	200	222,118
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 03/15/20)[c]	75	76,917
Kaisa Group Holdings Ltd.
9.38%, 06/30/24 (Call 06/30/21)[e]	200	201,770

Security	Principal (000s)	Value
Kennedy-Wilson Inc.
5.88%, 04/01/24 (Call 04/01/19)	$100	$103,658
KWG Property Holding Ltd.
8.98%, 01/14/19 (Call 11/30/17)[e]	200	206,422
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)	75	81,171
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)[c]	25	25,750
5.25%, 12/01/21 (Call 12/01/17)[c]	25	26,013
Shimao Property Holdings Ltd.
8.38%, 02/10/22 (Call 02/10/19)[e]	200	220,322
Shui On Development Holding Ltd.
5.70%, 02/06/21[e]	200	207,122
Sino-Ocean Land Treasure Finance I Ltd.
6.00%, 07/30/24[e]	200	223,372
Sun Hung Kai Properties Capital Market Ltd.
3.63%, 01/16/23[e]	200	207,056
Swire Properties MTN Financing Ltd.
3.63%, 01/13/26[e]	600	611,831

		4,620,948
REAL ESTATE INVESTMENT TRUSTS — 0.83%
Alexandria Real Estate Equities Inc.
4.50%, 07/30/29 (Call 04/30/29)	200	212,088
4.60%, 04/01/22 (Call 01/01/22)	50	53,373
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (Call 09/01/20)	75	76,987

SCHEDULES OF INVESTMENTS	193

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
American Tower Corp.
3.13%, 01/15/27 (Call 10/15/26)	$200	$193,082
3.30%, 02/15/21 (Call 01/15/21)	150	153,991
3.38%, 10/15/26 (Call 07/15/26)	50	49,383
3.40%, 02/15/19	200	203,404
3.50%, 01/31/23	100	103,146
3.55%, 07/15/27 (Call 04/15/27)	25	24,912
AvalonBay Communities Inc.
2.90%, 10/15/26 (Call 07/15/26)	25	24,499
2.95%, 05/11/26 (Call 02/11/26)	50	49,463
3.45%, 06/01/25 (Call 03/03/25)	30	30,930
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	100	94,766
3.13%, 09/01/23 (Call 06/01/23)	25	25,387
3.65%, 02/01/26 (Call 11/03/25)	125	127,227
3.80%, 02/01/24 (Call 11/01/23)	85	88,651
3.85%, 02/01/23 (Call 11/01/22)	225	236,549
5.88%, 10/15/19 (Call 07/17/19)	50	53,397
Brixmor Operating Partnership LP
3.25%, 09/15/23 (Call 07/15/23)	25	24,557
3.65%, 06/15/24 (Call 04/15/24)	50	49,750
3.85%, 02/01/25 (Call 11/01/24)	40	40,097
3.88%, 08/15/22 (Call 06/15/22)	150	154,653
3.90%, 03/15/27 (Call 12/15/26)	155	154,183
4.13%, 06/15/26 (Call 03/15/26)	100	101,508

Security	Principal (000s)	Value
Camden Property Trust
3.50%, 09/15/24 (Call 06/15/24)	$100	$101,065
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)[d]	75	75,349
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	75	78,335
Columbia Property Trust Operating Partnership LP
3.65%, 08/15/26 (Call 05/15/26)	100	98,424
CoreCivic Inc.
4.75%, 10/15/27 (Call 07/15/27)	50	50,202
5.00%, 10/15/22 (Call 07/15/22)	50	52,077
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	25	27,081
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	75	74,270
3.65%, 09/01/27 (Call 06/01/27)	25	24,943
3.70%, 06/15/26 (Call 03/15/26)	100	100,562
4.45%, 02/15/26 (Call 11/15/25)	25	26,420
4.88%, 04/15/22	75	81,259
5.25%, 01/15/23	90	99,579
CTR Partnership LP/CareTrust Capital Corp.
5.25%, 06/01/25 (Call 06/01/20)	75	77,128
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)[c]	50	52,358
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)	100	97,368

194	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Digital Realty Trust LP
3.70%, 08/15/27 (Call 05/15/27)	$50	$50,790
3.95%, 07/01/22 (Call 05/01/22)	270	283,945
4.75%, 10/01/25 (Call 07/01/25)	50	54,777
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	225	240,475
EPR Properties
4.75%, 12/15/26 (Call 09/15/26)	25	26,045
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/18)	50	52,293
5.38%, 04/01/23 (Call 04/01/18)	50	51,778
5.38%, 05/15/27 (Call 05/15/22)	75	80,377
5.75%, 01/01/25 (Call 01/01/20)	25	26,818
5.88%, 01/15/26 (Call 01/15/21)	75	81,265
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	125	125,924
2.85%, 11/01/26 (Call 08/01/26)	54	52,763
3.25%, 08/01/27 (Call 05/01/27)	50	50,224
4.50%, 07/01/44 (Call 01/01/44)	50	53,689
4.50%, 06/01/45 (Call 12/01/44)	40	42,491
4.63%, 12/15/21 (Call 09/15/21)	75	81,097
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[c]	125	129,296
Federal Realty Investment Trust
3.25%, 07/15/27 (Call 04/15/27)	50	49,539

Security	Principal (000s)	Value
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	$50	$51,701
GEO Group Inc. (The)
6.00%, 04/15/26 (Call 04/15/21)	50	52,268
Goodman U.S. Finance Three LLC
3.70%, 03/15/28 (Call 12/15/27)[c]	65	64,748
Government Properties Income Trust
3.75%, 08/15/19 (Call 07/15/19)	250	254,370
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	25	25,218
3.40%, 02/01/25 (Call 11/01/24)	25	24,966
3.75%, 02/01/19 (Call 11/01/18)	25	25,421
3.88%, 08/15/24 (Call 05/17/24)	100	102,762
4.00%, 12/01/22 (Call 10/01/22)	160	168,438
4.00%, 06/01/25 (Call 03/01/25)	100	103,276
4.20%, 03/01/24 (Call 12/01/23)	25	26,213
4.25%, 11/15/23 (Call 08/15/23)	450	476,311
5.38%, 02/01/21 (Call 11/03/20)	63	68,212
Healthcare Trust of America Holdings LP
3.75%, 07/01/27 (Call 04/01/27)	100	100,034
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	225	242,023
5.25%, 02/15/26 (Call 08/15/25)	10	10,883
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	50	51,303

SCHEDULES OF INVESTMENTS	195

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.00%, 06/15/25 (Call 03/15/25)	$75	$76,655
Series F
4.50%, 02/01/26 (Call 11/01/25)	75	79,038
Iron Mountain Inc.
4.88%, 09/15/27 (Call 09/15/22)[c]	50	50,704
5.75%, 08/15/24 (Call 12/01/17)	50	51,377
Iron Mountain U.S. Holdings Inc.
5.38%, 06/01/26 (Call 06/01/21)[c]	50	52,386
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	25	25,519
5.25%, 09/15/22 (Call 09/15/19)	25	25,596
6.00%, 04/01/22 (Call 04/01/19)	100	104,545
Kimco Realty Corp.
2.80%, 10/01/26 (Call 07/01/26)	100	94,864
3.20%, 05/01/21 (Call 03/01/21)	50	51,124
3.80%, 04/01/27 (Call 01/01/27)	150	151,953
4.25%, 04/01/45 (Call 10/01/44)	50	48,387
4.45%, 09/01/47 (Call 03/01/47)	50	50,030
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)	100	97,004
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	30	30,116
4.50%, 01/15/28 (Call 10/15/27)[c]	50	50,077

Security	Principal (000s)	Value
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)	$145	$148,700
6.38%, 03/01/24 (Call 03/01/19)	75	81,202
National Retail Properties Inc.
5.50%, 07/15/21 (Call 04/15/21)	100	109,720
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)	53	54,473
4.50%, 04/01/27 (Call 01/01/27)	150	149,259
4.75%, 01/15/28 (Call 10/15/27)	100	100,367
4.95%, 04/01/24 (Call 01/01/24)	100	105,439
5.25%, 01/15/26 (Call 10/15/25)	100	105,391
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	50	49,730
3.09%, 09/15/27 (Call 06/15/27)	100	99,376
QCP SNF West/Central/East/AL REIT LLC
8.13%, 11/01/23 (Call 11/01/19)[c]	125	126,651
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	25	23,906
3.25%, 10/15/22 (Call 07/15/22)	100	102,287
3.88%, 07/15/24 (Call 04/15/24)	50	51,534
4.13%, 10/15/26 (Call 07/15/26)	175	181,368
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	25	25,387

196	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/21 (Call 12/01/17)	$25	$25,810
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)[c]	50	50,681
4.88%, 07/15/22 (Call 12/01/17)	50	51,695
4.88%, 09/01/24 (Call 09/01/19)	75	77,215
Scentre Group Trust 1/Scentre Group Trust 2
2.38%, 11/05/19 (Call 10/06/19)[c]	100	100,220
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	100	101,391
4.25%, 05/15/24 (Call 02/15/24)	250	253,122
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	50	50,227
2.35%, 01/30/22 (Call 10/30/21)	25	24,901
2.50%, 09/01/20 (Call 06/01/20)	215	217,331
2.50%, 07/15/21 (Call 04/15/21)	25	25,159
2.63%, 06/15/22 (Call 03/15/22)	75	75,265
2.75%, 02/01/23 (Call 11/01/22)	220	221,247
3.30%, 01/15/26 (Call 10/15/25)	265	266,336
3.38%, 10/01/24 (Call 07/01/24)	125	128,554
3.38%, 06/15/27 (Call 03/15/27)	350	353,514
3.75%, 02/01/24 (Call 11/01/23)	225	236,311
6.75%, 02/01/40 (Call 11/01/39)	100	138,787

Security	Principal (000s)	Value
SL Green Operating Partnership LP
3.25%, 10/15/22 (Call 09/15/22)	$100	$100,291
SL Green Realty Corp.
4.50%, 12/01/22 (Call 09/01/22)	200	211,644
Starwood Property Trust Inc.
5.00%, 12/15/21 (Call 09/15/21)	25	26,178
Tanger Properties LP
3.88%, 07/15/27 (Call 04/15/27)	50	49,728
Trust F/1401
5.25%, 01/30/26 (Call 10/30/25)[e]	200	213,472
UDR Inc.
3.50%, 07/01/27 (Call 04/01/27)	25	24,998
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/19)[c]	75	69,184
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[c]	75	75,020
8.25%, 10/15/23 (Call 04/15/19)	50	48,099
Ventas Realty LP
3.10%, 01/15/23 (Call 12/15/22)	50	50,216
3.25%, 10/15/26 (Call 07/15/26)	60	58,561
3.50%, 02/01/25 (Call 11/01/24)	200	201,354
3.85%, 04/01/27 (Call 01/01/27)	125	127,335
4.13%, 01/15/26 (Call 10/15/25)	100	104,117
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	25	25,407

SCHEDULES OF INVESTMENTS	197

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.25%, 03/01/22 (Call 12/01/21)	$160	$168,898
VEREIT Operating Partnership LP
3.95%, 08/15/27 (Call 05/15/27)	75	74,808
4.13%, 06/01/21 (Call 05/01/21)	265	276,875
4.60%, 02/06/24 (Call 11/06/23)	125	131,722
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 09/17/19 (Call 08/17/19)[c]	200	201,672
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	450	467,712
4.13%, 04/01/19 (Call 01/01/19)	25	25,646
6.50%, 03/15/41 (Call 09/15/40)	25	32,013
Weyerhaeuser Co.
7.38%, 03/15/32	150	208,335

		14,749,352
RETAIL — 0.93%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[c]	100	100,962
5.00%, 10/15/25 (Call 10/15/20)[c]	90	91,668
Series OCT
5.00%, 10/15/25 (Call 10/15/20)[c]	50	50,923
Asbury Automotive Group Inc.
6.00%, 12/15/24 (Call 12/15/19)	25	26,337
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	45,890
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)	20	20,247
3.25%, 04/15/25 (Call 01/15/25)	35	35,150

Security	Principal (000s)	Value
3.75%, 06/01/27 (Call 03/01/27)	$170	$172,349
Beacon Escrow Corp.
4.88%, 11/01/25 (Call 11/01/20)[c]	75	75,928
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	35	31,380
5.17%, 08/01/44 (Call 02/01/44)	25	21,405
Bon-Ton Department Stores Inc. (The)
8.00%, 06/15/21 (Call 12/01/17)	25	8,781
Brinker International Inc.
3.88%, 05/15/23	75	73,849
5.00%, 10/01/24 (Call 07/01/24)[c]	50	50,210
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[c]	50	30,813
Costco Wholesale Corp.	100	99,751
1.75%, 02/15/20
2.15%, 05/18/21 (Call 04/18/21)	250	250,450
3.00%, 05/18/27 (Call 02/18/27)	25	25,065
Cumberland Farms Inc.
6.75%, 05/01/25 (Call 05/01/20)[c]	25	26,587
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	375	369,589
2.25%, 12/05/18 (Call 11/05/18)	125	125,416
2.25%, 08/12/19 (Call 07/12/19)	250	250,732
2.80%, 07/20/20 (Call 06/20/20)	250	252,977
2.88%, 06/01/26 (Call 03/01/26)	255	242,834
3.50%, 07/20/22 (Call 05/20/22)	225	231,932

198	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.88%, 07/20/25 (Call 04/20/25)	$50	$51,410
4.00%, 12/05/23 (Call 09/05/23)	75	79,177
4.88%, 07/20/35 (Call 01/20/35)	175	191,896
5.13%, 07/20/45 (Call 01/20/45)	125	139,729
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)	145	148,476
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	125	127,966
3.88%, 04/15/27 (Call 01/15/27)	100	104,512
Dollar Tree Inc.
5.25%, 03/01/20 (Call 12/01/17)	50	51,158
5.75%, 03/01/23 (Call 03/01/18)	100	105,149
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp.
8.00%, 06/01/21 (Call 12/01/17)[c]	50	50,516
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/17)[d]	75	71,244
6.75%, 06/15/23 (Call 06/15/19)[d]	68	63,353
FirstCash Inc.
5.38%, 06/01/24 (Call 06/01/20)[c]	70	73,247
GameStop Corp.
6.75%, 03/15/21 (Call 03/15/18)[c,d]	25	26,164
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	50	54,124
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[c]	100	101,730

Security	Principal (000s)	Value
8.75%, 10/01/25 (Call 10/01/20)[c]	$100	$102,904
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	250	251,125
2.00%, 04/01/21 (Call 03/01/21)	230	229,637
2.63%, 06/01/22 (Call 05/01/22)	275	279,595
3.00%, 04/01/26 (Call 01/01/26)	160	161,515
3.35%, 09/15/25 (Call 06/15/25)	25	25,843
3.75%, 02/15/24 (Call 11/15/23)	60	63,680
4.20%, 04/01/43 (Call 10/01/42)	25	26,605
4.25%, 04/01/46 (Call 10/01/45)	125	134,650
4.40%, 04/01/21 (Call 01/01/21)	25	26,811
4.40%, 03/15/45 (Call 09/15/44)	230	253,191
4.88%, 02/15/44 (Call 08/15/43)	25	29,339
5.88%, 12/16/36	250	329,892
JC Penney Corp. Inc.
5.65%, 06/01/20[d]	75	65,860
5.88%, 07/01/23 (Call 07/01/19)[c,d]	75	71,962
6.38%, 10/15/36	25	14,733
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)[c]	25	25,521
5.00%, 06/01/24 (Call 06/01/19)[c]	70	73,781
5.25%, 06/01/26 (Call 06/01/21)[c]	175	185,685
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)[d]	75	76,453

SCHEDULES OF INVESTMENTS	199

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
L Brands Inc.
5.63%, 02/15/22	$50	$53,535
5.63%, 10/15/23	50	53,611
6.63%, 04/01/21	125	137,552
6.75%, 07/01/36	50	48,949
6.88%, 11/01/35	100	99,286
Lithia Motors Inc.
5.25%, 08/01/25 (Call 08/01/20)[c]	25	26,214
Lowe’s Companies Inc.
3.10%, 05/03/27 (Call 02/03/27)	100	100,411
3.13%, 09/15/24 (Call 06/15/24)	75	76,762
3.38%, 09/15/25 (Call 06/15/25)	250	257,707
3.70%, 04/15/46 (Call 10/15/45)	200	194,786
4.05%, 05/03/47 (Call 11/03/46)	355	366,236
4.38%, 09/15/45 (Call 03/15/45)	75	80,922
4.65%, 04/15/42 (Call 10/15/41)	125	139,457
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	335	306,461
3.63%, 06/01/24 (Call 03/01/24)[d]	25	23,248
3.88%, 01/15/22 (Call 10/15/21)	50	49,804
4.50%, 12/15/34 (Call 06/15/34)	23	18,133
6.38%, 03/15/37	35	33,924
6.65%, 07/15/24	25	27,102
McDonald’s Corp.
2.63%, 01/15/22	50	50,505
2.75%, 12/09/20 (Call 11/09/20)	50	50,971
3.70%, 01/30/26 (Call 10/30/25)	405	423,513
3.70%, 02/15/42	35	33,463
4.70%, 12/09/35 (Call 06/09/35)	25	27,857

Security	Principal (000s)	Value
4.88%, 12/09/45 (Call 06/09/45)	$510	$580,293
5.00%, 02/01/19	100	103,870
Men’s Wearhouse Inc. (The)
7.00%, 07/01/22 (Call 12/01/17)	50	47,815
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/01/17)[c,d]	50	50,936
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[c,d]	50	29,500
New Albertson’s Inc.
7.45%, 08/01/29	150	124,978
8.00%, 05/01/31	25	21,738
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	50	47,370
O’Reilly Automotive Inc.
3.60%, 09/01/27 (Call 06/01/27)	50	50,373
Penske Automotive Group Inc.
3.75%, 08/15/20	25	25,503
5.38%, 12/01/24 (Call 12/01/19)	25	25,764
5.50%, 05/15/26 (Call 05/15/21)	25	25,745
5.75%, 10/01/22 (Call 12/01/17)	15	15,467
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[c]	50	43,645
7.13%, 03/15/23 (Call 03/15/18)[c]	150	114,747
8.88%, 06/01/25 (Call 06/01/20)[c,d]	50	39,511
PVH Corp.
4.50%, 12/15/22 (Call 12/15/17)	50	51,017
QVC Inc.
4.85%, 04/01/24	25	26,334
5.13%, 07/02/22	230	246,910

200	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[c]	$150	$139,474
6.75%, 06/15/21 (Call 12/01/17)	75	74,495
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 12/01/20)	75	74,379
Signet UK Finance PLC
4.70%, 06/15/24 (Call 03/15/24)	25	24,835
Sonic Automotive Inc.
6.13%, 03/15/27 (Call 03/15/22)	25	25,908
Staples Inc.
8.50%, 09/15/25 (Call 09/15/20)[c]	85	74,981
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	25	25,079
2.10%, 02/04/21 (Call 01/04/21)	100	100,227
3.85%, 10/01/23 (Call 07/01/23)	100	107,459
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	25	25,028
5.88%, 03/01/27 (Call 03/01/22)	100	99,476
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)	100	100,568
Target Corp.
2.50%, 04/15/26	150	144,178
2.90%, 01/15/22	75	76,756
3.50%, 07/01/24	470	491,032
3.63%, 04/15/46	400	380,328
4.00%, 07/01/42	75	76,071
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	110	102,979

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
1.95%, 12/15/18	$50	$50,168
2.35%, 12/15/22 (Call 11/15/22)	25	24,945
2.55%, 04/11/23 (Call 01/11/23)	250	251,752
2.65%, 12/15/24 (Call 10/15/24)	125	124,825
3.30%, 04/22/24 (Call 01/22/24)	375	391,470
3.63%, 12/15/47 (Call 06/15/47)	85	86,453
4.25%, 04/15/21	100	107,174
4.30%, 04/22/44 (Call 10/22/43)	125	142,221
7.55%, 02/15/30	25	36,409
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	200	202,116
3.30%, 11/18/21 (Call 09/18/21)	600	616,338
3.45%, 06/01/26 (Call 03/01/26)	650	639,860
4.50%, 11/18/34 (Call 05/18/34)	25	25,693
4.65%, 06/01/46 (Call 12/01/45)	50	51,212
4.80%, 11/18/44 (Call 05/18/44)	600	626,082
Yum! Brands Inc.
3.88%, 11/01/20 (Call 08/01/20)	25	25,721
3.88%, 11/01/23 (Call 08/01/23)	25	25,073
5.35%, 11/01/43 (Call 05/01/43)	25	23,939
6.88%, 11/15/37	25	27,496

		16,553,983
SAVINGS & LOANS — 0.01%
Nationwide Building Society
2.35%, 01/21/20[c]	200	200,720

		200,720

SCHEDULES OF INVESTMENTS	201

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.42%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 07/01/19)	$24	$25,380
7.50%, 08/15/22	41	46,235
Altera Corp.
2.50%, 11/15/18	125	126,069
Amkor Technology Inc.
6.63%, 06/01/21 (Call 12/01/17)[d]	25	25,404
Analog Devices Inc.
3.13%, 12/05/23 (Call 10/05/23)	110	111,325
3.50%, 12/05/26 (Call 09/05/26)	50	50,701
3.90%, 12/15/25 (Call 09/15/25)	150	157,509
5.30%, 12/15/45 (Call 06/15/45)	75	87,169
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	25	25,407
3.30%, 04/01/27 (Call 01/01/27)	125	128,014
3.90%, 10/01/25 (Call 07/01/25)	65	69,662
4.35%, 04/01/47 (Call 10/01/46)	50	54,737
5.10%, 10/01/35 (Call 04/01/35)	40	47,574
5.85%, 06/15/41	50	64,331
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21[c]	100	99,538
2.38%, 01/15/20[c]	290	291,876
2.65%, 01/15/23 (Call 12/15/22)[c]	125	123,691
3.00%, 01/15/22 (Call 12/15/21)[c]	600	607,866
3.13%, 01/15/25 (Call 11/15/24)[c]	200	198,580
3.50%, 01/15/28 (Call 10/15/27)[c]	95	94,709

Security	Principal (000s)	Value
3.63%, 01/15/24 (Call 11/15/23)[c]	$250	$258,135
3.88%, 01/15/27 (Call 10/15/26)[c]	250	257,235
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	100	98,768
2.45%, 07/29/20	100	101,538
2.60%, 05/19/26 (Call 02/19/26)	25	24,475
2.88%, 05/11/24 (Call 03/11/24)	50	50,594
3.10%, 07/29/22	50	51,852
3.15%, 05/11/27 (Call 02/11/27)	350	356,188
3.70%, 07/29/25 (Call 04/29/25)	255	270,438
4.00%, 12/15/32	75	82,184
4.10%, 05/19/46 (Call 11/19/45)	25	26,492
4.25%, 12/15/42	25	27,066
4.80%, 10/01/41	475	560,101
4.90%, 07/29/45 (Call 01/29/45)	305	362,944
KLA-Tencor Corp.
4.13%, 11/01/21 (Call 09/01/21)	70	73,718
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[c]	50	52,305
5.25%, 01/15/24 (Call 05/01/18)[c]	25	26,294
5.50%, 02/01/25 (Call 08/01/19)	50	53,205
5.63%, 01/15/26 (Call 05/01/20)[c]	25	26,503
7.50%, 09/15/23 (Call 04/15/19)	25	27,689
NXP BV/NXP Funding LLC
4.63%, 06/01/23[c]	200	215,248
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)	75	81,392

202	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
7.00%, 12/01/25 (Call 12/01/20)	$25	$28,537
QUALCOMM Inc.
2.25%, 05/20/20	205	206,220
2.60%, 01/30/23 (Call 12/30/22)	500	499,375
2.90%, 05/20/24 (Call 03/20/24)	50	50,103
3.00%, 05/20/22	25	25,494
3.25%, 05/20/27 (Call 02/20/27)	50	50,146
3.45%, 05/20/25 (Call 02/20/25)	200	205,554
4.65%, 05/20/35 (Call 11/20/34)	100	109,258
4.80%, 05/20/45 (Call 11/20/44)	300	328,182
Sensata Technologies BV
4.88%, 10/15/23[c]	50	52,729
5.00%, 10/01/25[c]	50	53,134
5.63%, 11/01/24[c]	25	27,641
Texas Instruments Inc.
1.65%, 08/03/19	200	199,538
Xilinx Inc.
2.13%, 03/15/19	25	25,046
2.95%, 06/01/24 (Call 04/01/24)	25	24,972

		7,406,070
SHIPBUILDING — 0.01%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[c]	50	51,421
5.00%, 11/15/25 (Call 11/15/20)[c]	50	54,170

		105,591
SOFTWARE — 0.69%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)	330	334,270
6.13%, 09/15/23 (Call 09/15/18)[c]	200	213,202

Security	Principal (000s)	Value
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)	$120	$122,976
Autodesk Inc.
3.50%, 06/15/27 (Call 03/15/27)	70	69,739
3.60%, 12/15/22 (Call 09/15/22)	25	25,823
4.38%, 06/15/25 (Call 03/15/25)	100	106,850
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[c]	165	169,310
BMC Software Inc.
7.25%, 06/01/18	44	44,852
Boxer Parent Co. Inc.
9.00% (9.75% PIK), 10/15/19 (Call 12/01/17)[c,f]	50	50,025
CA Inc.
4.70%, 03/15/27 (Call 12/15/26)	50	52,530
Camelot Finance SA
7.88%, 10/15/24 (Call 10/15/19)[c]	25	26,816
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)[c]	50	52,096
5.00%, 10/15/24 (Call 07/15/24)	25	26,776
Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[c]	65	66,446
CURO Financial Technologies Corp.
12.00%, 03/01/22 (Call 03/01/19)[c]	55	60,497
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)	400	388,316
3.63%, 10/15/20 (Call 09/15/20)	50	51,833

SCHEDULES OF INVESTMENTS	203

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.00%, 10/15/25 (Call 07/15/25)	$150	$166,651
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[c]	109	113,359
5.38%, 08/15/23 (Call 08/15/18)[c]	75	78,202
5.75%, 01/15/24 (Call 01/15/19)[c]	225	235,123
7.00%, 12/01/23 (Call 12/01/18)[c]	189	202,283
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Ho
10.00%, 11/30/24 (Call 11/30/19)[c]	30	33,898
Infor Software Parent LLC/Infor Software Parent Inc.
7.13% (7.88% PIK),
05/01/21 (Call 12/01/17)[c,f]	75	77,026
Infor U.S. Inc.
5.75%, 08/15/20 (Call 11/16/17)[c]	50	51,483
6.50%, 05/15/22 (Call 05/15/18)	100	104,248
Informatica LLC
7.13%, 07/15/23 (Call 07/15/18)[c]	125	127,607
j2 Cloud Services LLC/j2 Global Co-Obligor Inc.
6.00%, 07/15/25 (Call 07/15/20)[c]	40	41,994
Microsoft Corp.
1.10%, 08/08/19	425	420,486
1.55%, 08/08/21 (Call 07/08/21)	150	146,992
1.63%, 12/06/18	100	100,011
1.85%, 02/12/20 (Call 01/12/20)	250	249,955
2.00%, 11/03/20 (Call 10/03/20)	120	120,259
2.00%, 08/08/23 (Call 06/08/23)	25	24,374

Security	Principal (000s)	Value
2.38%, 02/12/22 (Call 01/12/22)	$50	$50,362
2.38%, 05/01/23 (Call 02/01/23)	475	474,644
2.40%, 08/08/26 (Call 05/08/26)	275	265,545
2.65%, 11/03/22 (Call 09/03/22)	25	25,365
2.70%, 02/12/25 (Call 11/12/24)	75	75,411
2.88%, 02/06/24 (Call 12/06/23)	100	101,742
3.13%, 11/03/25 (Call 08/03/25)	50	51,402
3.30%, 02/06/27 (Call 11/06/26)	75	77,535
3.45%, 08/08/36 (Call 02/08/36)	50	50,771
3.50%, 02/12/35 (Call 08/12/34)	100	102,199
3.63%, 12/15/23 (Call 09/15/23)	125	132,901
3.70%, 08/08/46 (Call 02/08/46)	275	276,493
3.75%, 05/01/43 (Call 11/01/42)	150	152,511
3.75%, 02/12/45 (Call 08/12/44)	150	152,416
4.00%, 02/12/55 (Call 08/12/54)	600	619,206
4.45%, 11/03/45 (Call 05/03/45)	225	255,312
4.50%, 10/01/40	26	29,716
4.50%, 02/06/57 (Call 08/06/56)	182	205,218
4.75%, 11/03/55 (Call 05/03/55)	305	357,844
5.30%, 02/08/41	25	31,419
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)	50	55,158
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[c]	50	52,357

204	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.75%, 08/15/25 (Call 08/15/20)[c]	$50	$54,024
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/17)[c]	21	21,342
5.63%, 12/15/26 (Call 12/15/21)[c]	100	106,167
Open Text Corp.
5.88%, 06/01/26 (Call 06/01/21)[c]	95	102,934
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	205	203,071
2.25%, 10/08/19	450	454,414
2.38%, 01/15/19	225	226,890
2.40%, 09/15/23 (Call 07/15/23)	25	24,833
2.50%, 05/15/22 (Call 03/15/22)	675	680,744
2.50%, 10/15/22	185	185,797
2.65%, 07/15/26 (Call 04/15/26)	300	294,468
2.95%, 05/15/25 (Call 02/15/25)	135	136,191
3.63%, 07/15/23	100	106,166
3.90%, 05/15/35 (Call 11/15/34)	150	157,651
4.00%, 07/15/46 (Call 01/15/46)	300	310,395
4.30%, 07/08/34 (Call 01/08/34)	275	303,113
4.50%, 07/08/44 (Call 01/08/44)	150	167,281
5.00%, 07/08/19	150	158,185
5.38%, 07/15/40	50	62,438
6.13%, 07/08/39	100	137,664
Quintiles IMS Inc.
4.88%, 05/15/23 (Call 05/15/18)[c]	50	52,222
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[c,d]	75	79,078

Security	Principal (000s)	Value
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[c]	$75	$85,354
SS&C Technologies Holdings Inc.
5.88%, 07/15/23 (Call 07/15/18)	75	79,047
Veritas U.S. Inc./Veritas Bermuda Ltd.
10.50%, 02/01/24 (Call 02/01/19)[c]	200	214,812
VMware Inc.
2.30%, 08/21/20	25	24,943
2.95%, 08/21/22 (Call 07/21/22)	85	85,275

		12,266,334
TELECOMMUNICATIONS — 1.82%
America Movil SAB de CV
5.00%, 10/16/19	250	264,107
5.63%, 11/15/17	25	25,033
6.13%, 11/15/37	325	397,498
6.38%, 03/01/35	125	156,649
Anixter Inc.
5.13%, 10/01/21	75	80,086
5.63%, 05/01/19	8	8,355
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	425	429,301
2.80%, 02/17/21 (Call 01/17/21)	50	50,786
2.85%, 02/14/23 (Call 01/14/23)	150	149,155
3.00%, 02/15/22	83	83,725
3.00%, 06/30/22 (Call 04/30/22)	925	938,061
3.40%, 08/14/24 (Call 06/14/24)	100	99,992
3.40%, 05/15/25 (Call 02/15/25)	550	543,477
3.60%, 02/17/23 (Call 12/17/22)	75	77,647
3.80%, 03/15/22	25	26,354
3.80%, 03/01/24 (Call 01/01/24)	25	25,685

SCHEDULES OF INVESTMENTS	205

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.90%, 03/11/24 (Call 12/11/23)	$175	$180,749
3.90%, 08/14/27 (Call 05/14/27)	75	74,682
3.95%, 01/15/25 (Call 10/15/24)	200	205,372
4.13%, 02/17/26 (Call 11/17/25)	25	25,640
4.25%, 03/01/27 (Call 12/01/26)	100	102,593
4.30%, 12/15/42 (Call 06/15/42)	200	182,396
4.35%, 06/15/45 (Call 12/15/44)	200	178,206
4.45%, 05/15/21	75	80,297
4.45%, 04/01/24 (Call 01/01/24)	200	212,122
4.50%, 05/15/35 (Call 11/15/34)	925	904,511
4.50%, 03/09/48 (Call 09/09/47)	150	136,543
4.55%, 03/09/49 (Call 09/09/48)	175	158,720
4.75%, 05/15/46 (Call 11/15/45)	300	282,537
4.80%, 06/15/44 (Call 12/15/43)	50	47,954
4.90%, 08/14/37 (Call 02/14/37)	750	751,200
5.00%, 03/01/21	75	81,322
5.15%, 03/15/42	50	50,126
5.15%, 02/14/50 (Call 08/14/49)	50	49,405
5.35%, 09/01/40	203	210,647
5.45%, 03/01/47 (Call 09/01/46)	25	26,081
5.65%, 02/15/47 (Call 08/15/46)	75	80,314
5.70%, 03/01/57 (Call 09/01/56)	50	52,624
5.80%, 02/15/19	200	209,624
5.88%, 10/01/19	50	53,524
6.30%, 01/15/38	25	29,264

Security	Principal (000s)	Value
6.35%, 03/15/40	$100	$115,965
6.38%, 03/01/41	100	115,883
6.50%, 09/01/37	325	392,190
Batelco International Finance No. 1 Ltd.
4.25%, 05/01/20[e]	200	200,138
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[e]	200	214,452
British Telecommunications PLC
2.35%, 02/14/19	200	201,222
9.13%, 12/15/30	400	605,012
C&W Senior Financing Designated Activity Co.
6.88%, 09/15/27 (Call 09/15/22)[c]	200	209,562
CB Escrow Corp.
8.00%, 10/15/25 (Call 10/15/20)[c]	25	25,905
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)	94	91,451
5.80%, 03/15/22	75	76,108
6.15%, 09/15/19	27	28,352
6.45%, 06/15/21	100	105,597
7.60%, 09/15/39	75	68,869
7.65%, 03/15/42	75	68,145
Series V
5.63%, 04/01/20	75	78,154
Series W
6.75%, 12/01/23	125	129,990
Series Y
7.50%, 04/01/24 (Call 01/01/24)[d]	100	106,222
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 09/15/19)[c]	75	74,944
Cisco Systems Inc.
1.40%, 09/20/19	25	24,840
1.85%, 09/20/21 (Call 08/20/21)	25	24,683
2.20%, 02/28/21	690	691,725
2.20%, 09/20/23 (Call 07/20/23)	200	196,598

206	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
2.45%, 06/15/20	$200	$202,706
2.50%, 09/20/26 (Call 06/20/26)	125	121,480
2.60%, 02/28/23	100	100,869
2.95%, 02/28/26	250	251,787
3.63%, 03/04/24	50	53,044
5.50%, 01/15/40	100	128,226
5.90%, 02/15/39	50	66,483
Colombia Telecomunicaciones SA ESP
5.38%, 09/27/22 (Call 11/30/17)[e]	200	204,556
CommScope Inc.
5.00%, 06/15/21 (Call 12/01/17)[c]	50	51,234
5.50%, 06/15/24 (Call 06/15/19)[c]	150	156,654
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)[c]	100	97,635
6.00%, 06/15/25 (Call 06/15/20)[c]	75	79,363
Consolidated Communications Inc.
6.50%, 10/01/22 (Call 12/01/17)	25	24,552
Deutsche Telekom International Finance BV
8.75%, 06/15/30	655	964,383
Digicel Group Ltd.
8.25%, 09/30/20 (Call 11/30/17)[e]	200	198,108
Digicel Ltd.
6.00%, 04/15/21 (Call 11/30/17)[e]	250	246,452
Embarq Corp.
8.00%, 06/01/36	50	50,476
Empresa Nacional de Telecomunicaciones SA
4.88%, 10/30/24[e]	200	210,126
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	50	41,037
6.88%, 01/15/25 (Call 10/15/24)	50	37,222

Security	Principal (000s)	Value
7.13%, 03/15/19	$50	$50,254
7.13%, 01/15/23	50	38,398
7.63%, 04/15/24	100	76,278
8.50%, 04/15/20	25	24,737
8.75%, 04/15/22	25	20,599
9.00%, 08/15/31	100	77,909
9.25%, 07/01/21	25	22,265
10.50%, 09/15/22 (Call 06/15/22)	150	131,100
11.00%, 09/15/25 (Call 06/15/25)	300	254,352
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc.
12.50%, 07/01/22 (Call 07/01/19)[c]	50	56,636
GTT Communications Inc.
7.88%, 12/31/24 (Call 12/31/19)[c]	50	53,298
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/17)[c]	28	29,039
HKT Capital No. 4 Ltd.
3.00%, 07/14/26[e]	200	192,374
Hughes Satellite Systems Corp.
5.25%, 08/01/26	60	61,343
6.63%, 08/01/26	50	52,776
7.63%, 06/15/21	50	56,001
IHS Netherlands Holdco BV
9.50%, 10/27/21 (Call 10/27/18)[e]	200	212,418
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/01/17)[c]	100	101,898
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	165	140,344
7.25%, 10/15/20 (Call 12/01/17)	100	96,062
7.50%, 04/01/21 (Call 12/01/17)	100	94,988
8.00%, 02/15/24 (Call 02/15/19)[c]	50	53,250
9.75%, 07/15/25 (Call 07/15/21)[c]	150	150,511

SCHEDULES OF INVESTMENTS	207

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/01/17)	$100	$63,500
8.13%, 06/01/23 (Call 06/01/18)	100	61,875
Juniper Networks Inc.
4.50%, 03/15/24	25	26,495
5.95%, 03/15/41	25	28,223
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)	50	51,515
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)	50	51,260
5.25%, 03/15/26 (Call 03/15/21)	80	82,560
5.38%, 08/15/22 (Call 12/01/17)	50	51,510
5.38%, 01/15/24 (Call 01/15/19)	69	71,514
5.38%, 05/01/25 (Call 05/01/20)	100	104,436
5.63%, 02/01/23 (Call 02/01/18)	70	72,300
Motorola Solutions Inc.
3.50%, 09/01/21	100	102,511
3.75%, 05/15/22	127	130,693
5.50%, 09/01/44	60	60,894
MTN Mauritius Investment Ltd.
4.76%, 11/11/24[e]	600	594,204
Nokia OYJ
4.38%, 06/12/27	100	100,730
5.38%, 05/15/19	15	15,669
Ooredoo International Finance Ltd.
3.25%, 02/21/23[c]	200	198,630
Orange SA
2.75%, 02/06/19	200	202,200
5.38%, 01/13/42	25	29,586
5.50%, 02/06/44 (Call 08/06/43)[d]	100	121,225
9.00%, 03/01/31	125	189,656
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[c]	50	52,074

Security	Principal (000s)	Value
Proven Honour Capital Ltd.
4.13%, 05/06/26[e]	$200	$207,442
Qwest Corp.
6.75%, 12/01/21	125	138,344
6.88%, 09/15/33 (Call 12/01/17)	150	147,865
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	25	24,150
3.63%, 12/15/25 (Call 09/15/25)	75	77,005
4.10%, 10/01/23 (Call 07/01/23)	225	238,786
5.00%, 03/15/44 (Call 09/15/43)	25	28,419
Sprint Capital Corp.
6.88%, 11/15/28	200	213,154
6.90%, 05/01/19	100	105,308
8.75%, 03/15/32	135	163,554
Sprint Communications Inc.
6.00%, 11/15/22	125	131,247
7.00%, 03/01/20[c]	50	54,189
7.00%, 08/15/20	75	80,701
9.00%, 11/15/18[c]	100	105,977
11.50%, 11/15/21	50	62,000
Sprint Corp.
7.13%, 06/15/24	200	216,452
7.25%, 09/15/21	100	108,987
7.63%, 02/15/25 (Call 11/15/24)	175	191,639
7.88%, 09/15/23	300	335,592
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%, 03/20/23[c]	200	203,134
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	25	25,870
5.38%, 04/15/27 (Call 04/15/22)[d]	80	86,429
6.00%, 03/01/23 (Call 09/01/18)	175	184,355
6.00%, 04/15/24 (Call 04/15/19)	100	107,042

208	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
6.13%, 01/15/22 (Call 01/15/18)	$50	$52,020
6.38%, 03/01/25 (Call 09/01/19)	100	107,977
6.50%, 01/15/24 (Call 01/15/19)	50	53,402
6.50%, 01/15/26 (Call 01/15/21)	150	165,996
6.63%, 04/01/23 (Call 04/01/18)	50	52,484
Telecom Italia Capital SA
6.00%, 09/30/34	50	56,033
6.38%, 11/15/33	75	87,067
7.20%, 07/18/36	150	186,250
Telefonica Emisiones SAU
5.21%, 03/08/47	150	164,709
5.46%, 02/16/21	325	355,036
7.05%, 06/20/36	150	199,294
Telefonica Europe BV
8.25%, 09/15/30	50	70,691
Telesat Canada/Telesat LLC
8.88%, 11/15/24 (Call 11/15/19)[c]	25	28,091
TELUS Corp.
3.70%, 09/15/27 (Call 06/15/27)	50	51,338
U.S. Cellular Corp.
6.70%, 12/15/33	78	82,261
VEON Holdings BV
4.95%, 06/16/24 (Call 03/16/24)[e]	200	204,832
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	100	99,390
2.63%, 08/15/26	100	94,356
2.95%, 03/15/22	583	591,564
3.00%, 11/01/21 (Call 09/01/21)	75	76,492
3.38%, 02/15/25[c]	700	703,843
3.50%, 11/01/21	200	207,860
3.50%, 11/01/24 (Call 08/01/24)	350	358,207
3.85%, 11/01/42 (Call 05/01/42)	125	110,011

Security	Principal (000s)	Value
4.13%, 03/16/27	$25	$26,051
4.15%, 03/15/24 (Call 12/15/23)	50	53,041
4.27%, 01/15/36	375	368,306
4.40%, 11/01/34 (Call 05/01/34)	25	25,043
4.52%, 09/15/48	225	215,642
4.67%, 03/15/55	425	402,279
4.75%, 11/01/41	150	150,424
4.81%, 03/15/39	273	280,851
4.86%, 08/21/46	400	404,640
5.01%, 04/15/49	316	322,655
5.01%, 08/21/54	300	299,130
5.05%, 03/15/34 (Call 12/15/33)	425	455,307
5.15%, 09/15/23	320	358,634
5.25%, 03/16/37	25	27,330
6.55%, 09/15/43	571	712,591
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/20)[c]	50	50,577
Vodafone Group PLC
2.50%, 09/26/22	190	189,377
2.95%, 02/19/23	250	252,512
4.38%, 03/16/21	100	106,611
4.38%, 02/19/43	100	100,873
5.45%, 06/10/19	25	26,363
6.15%, 02/27/37	200	246,810
6.25%, 11/30/32	25	30,617
7.88%, 02/15/30	75	102,319
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[c]	25	25,439
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 11/03/17)[c]	200	202,454
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)[d]	75	54,651
7.50%, 06/01/22 (Call 12/01/17)[d]	25	18,353
7.50%, 04/01/23 (Call 12/01/17)	25	18,540

SCHEDULES OF INVESTMENTS	209

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
7.75%, 10/15/20 (Call 12/01/17)[d]	$50	$44,717
Xplornet Communications Inc.
9.63% (10.63% PIK), 06/01/22 (Call 06/01/19)[c,f]	30	32,374

		32,366,210
TEXTILES — 0.01%
Cintas Corp. No. 2
2.90%, 04/01/22 (Call 03/01/22)	25	25,468
3.70%, 04/01/27 (Call 01/01/27)	100	104,300
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	50	52,022
Springs Industries Inc.
6.25%, 06/01/21 (Call 12/01/17)	25	25,795

		207,585

TOYS, GAMES & HOBBIES — 0.01%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	25	25,338
3.50%, 09/15/27 (Call 06/15/27)	125	123,564
6.35%, 03/15/40	15	18,258
Mattel Inc.
2.35%, 05/06/19	25	24,577
5.45%, 11/01/41 (Call 05/01/41)	50	44,838

		236,575

TRANSPORTATION — 0.45%
AP Moller — Maersk A/S
3.88%, 09/28/25 (Call 06/28/25)[c]	50	50,370
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	10	10,239
3.00%, 04/01/25 (Call 01/01/25)	30	30,435
3.05%, 09/01/22 (Call 06/01/22)	25	25,771

Security	Principal (000s)	Value
3.25%, 06/15/27 (Call 03/15/27)	$100	$102,261
3.65%, 09/01/25 (Call 06/01/25)	50	52,868
3.75%, 04/01/24 (Call 01/01/24)	25	26,557
3.90%, 08/01/46 (Call 02/01/46)	25	25,884
4.13%, 06/15/47 (Call 12/15/46)	105	112,075
4.15%, 04/01/45 (Call 10/01/44)	150	159,962
4.45%, 03/15/43 (Call 09/15/42)	25	27,443
4.55%, 09/01/44 (Call 03/01/44)	380	427,348
4.70%, 10/01/19	125	131,485
4.90%, 04/01/44 (Call 10/01/43)	125	146,754
5.75%, 05/01/40 (Call 11/01/39)	150	191,902
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)	100	99,346
2.95%, 11/21/24 (Call 08/21/24)	110	111,510
3.20%, 08/02/46 (Call 02/02/46)	175	162,711
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	50	50,063
4.45%, 03/15/23 (Call 12/15/22)	50	53,977
4.80%, 08/01/45 (Call 02/01/45)	45	52,311
5.75%, 01/15/42	75	93,888
5.95%, 05/15/37	10	12,793
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	165	165,165
3.35%, 11/01/25 (Call 08/01/25)	200	204,268
3.70%, 11/01/23 (Call 08/01/23)	100	105,129

210	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.80%, 11/01/46 (Call 05/01/46)	$35	$34,017
3.95%, 05/01/50 (Call 11/01/49)	25	24,331
4.10%, 03/15/44 (Call 09/15/43)	135	137,213
4.75%, 05/30/42 (Call 11/30/41)	125	138,916
FedEx Corp.
2.63%, 08/01/22	100	101,387
3.20%, 02/01/25	125	127,011
3.25%, 04/01/26 (Call 01/01/26)	75	76,058
3.30%, 03/15/27 (Call 12/15/26)	70	70,413
3.88%, 08/01/42	35	33,819
4.00%, 01/15/24	125	133,706
4.10%, 04/15/43	25	24,953
4.55%, 04/01/46 (Call 10/01/45)	25	26,584
4.75%, 11/15/45 (Call 05/15/45)	335	364,818
5.10%, 01/15/44	150	170,407
Hornbeck Offshore Services Inc.
5.00%, 03/01/21 (Call 12/01/17)	25	13,219
JB Hunt Transport Services Inc.
3.30%, 08/15/22 (Call 06/15/22)	50	51,229
Kansas City Southern
3.13%, 06/01/26 (Call 03/01/26)	100	97,324
Kazakhstan Temir Zholy National Co. JSC
6.38%, 10/06/20[c]	200	221,510
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/04/17)[c]	25	20,538
Neovia Logistics Services LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/17)[c]	25	21,000

Security	Principal (000s)	Value
Norfolk Southern Corp.
2.90%, 06/15/26 (Call 03/15/26)	$110	$109,106
3.00%, 04/01/22 (Call 01/01/22)	200	204,416
3.15%, 06/01/27 (Call 03/01/27)	100	100,336
4.65%, 01/15/46 (Call 07/15/45)	30	33,845
4.80%, 08/15/43 (Call 02/15/43)	200	227,838
4.84%, 10/01/41	270	308,202
Pelabuhan Indonesia II PT
5.38%, 05/05/45[e]	200	211,728
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[e]	200	217,202
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	250	247,830
2.50%, 05/11/20 (Call 04/11/20)	35	35,224
2.55%, 06/01/19 (Call 05/01/19)	25	25,187
2.88%, 09/01/20 (Call 08/01/20)	85	86,267
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	250	251,707
3.60%, 09/15/37 (Call 03/15/37)	75	76,238
3.88%, 02/01/55 (Call 08/01/54)	125	124,474
4.00%, 04/15/47 (Call 10/15/46)	400	419,664
4.05%, 11/15/45 (Call 05/15/45)	50	52,570
4.05%, 03/01/46 (Call 09/01/45)	25	26,446
4.16%, 07/15/22 (Call 04/15/22)	25	26,966
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	25	24,073

SCHEDULES OF INVESTMENTS	211

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
2.45%, 10/01/22	$410	$412,890
3.40%, 11/15/46 (Call 05/15/46)	70	67,857
3.63%, 10/01/42	40	39,454
6.20%, 01/15/38	50	67,722
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[c]	50	52,695
6.50%, 06/15/22 (Call 06/15/18)[c]	100	104,806

		8,075,711

TRUCKING & LEASING — 0.10%
Aviation Capital Group LLC
4.88%, 10/01/25 (Call 07/01/25)[c]	50	54,799
CMBLEMTN 1 Ltd.
3.25%, 11/29/21[e]	200	199,808
DAE Funding LLC
5.00%, 08/01/24 (Call 08/01/20)[e]	600	612,750
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (Call 03/15/20)[c]	25	26,093
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	70	69,608
3.25%, 09/15/26 (Call 06/15/26)	55	54,131
3.85%, 03/30/27 (Call 12/30/26)	150	153,951
3.90%, 03/30/23	75	78,272
4.50%, 03/30/45 (Call 09/30/44)	25	25,084
5.20%, 03/15/44 (Call 09/15/43)	50	56,438
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)[c]	140	140,036
5.25%, 08/15/22[c]	85	88,530
5.50%, 02/15/24[c]	85	87,969

Security	Principal (000s)	Value
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.30%, 04/01/21 (Call 03/01/21)[c]	$100	$102,578
3.38%, 02/01/22 (Call 12/01/21)[c]	25	25,634
3.40%, 11/15/26 (Call 08/15/26)[c]	50	49,530

		1,825,211

WATER — 0.01%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	25	25,794
3.75%, 09/01/47 (Call 03/01/47)	25	25,122
4.30%, 09/01/45 (Call 03/01/45)	75	81,006
6.59%, 10/15/37	25	34,380

		166,302

TOTAL CORPORATE BONDS & NOTES (Cost: $599,836,129)		605,958,822

FOREIGN GOVERNMENT OBLIGATIONS[n] — 6.00%

ARGENTINA — 0.33%
Argentina Bonar Bonds
8.75%, 05/07/24	1,275	1,491,901
Argentine Republic Government International Bond
2.50%, 12/31/38[k]	25	17,634
2.50%, 12/31/38[k]	1,150	828,414
5.63%, 01/26/22	500	525,900
6.63%, 07/06/28	150	159,525
6.88%, 04/22/21	400	436,632
6.88%, 01/26/27	300	327,081
7.13%, 07/06/36	300	322,554
7.50%, 04/22/26	150	169,648
7.63%, 04/22/46	150	168,368
8.28%, 12/31/33	372	435,189
8.28%, 12/31/33	140	161,382
City of Buenos Aires Argentina
7.50%, 06/01/27[e]	250	279,140

212	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Provincia de Buenos Aires/Argentina
9.13%, 03/16/24[e]	$150	$175,387
10.88%, 01/26/21[e]	100	114,742
Provincia de Cordoba
7.45%, 09/01/24[e]	150	164,970

		5,778,467

AZERBAIJAN — 0.01%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[e]	200	205,758

		205,758

BAHRAIN — 0.08%
Bahrain Government International Bond
5.50%, 03/31/20[c]	100	103,652
6.13%, 08/01/23[e]	400	423,524
7.00%, 10/12/28[e]	200	205,714
CBB International Sukuk Co. SPC
5.25%, 03/20/25[e]	600	602,250

		1,335,140

BELGIUM — 0.01%
Belgium Government International Bond
2.88%, 09/18/24	200	204,522

		204,522

BOLIVIA — 0.02%
Bolivian Government International Bond
4.50%, 03/20/28[e]	400	390,784

		390,784

BRAZIL — 0.18%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20[e]	200	210,954
Brazilian Government International Bond
4.25%, 01/07/25	250	254,115
4.63%, 01/13/28 (Call 10/13/27)	250	248,795

Security	Principal (000s)	Value
4.88%, 01/22/21	$100	$106,850
5.00%, 01/27/45	400	371,760
5.63%, 01/07/41	100	101,520
6.00%, 04/07/26	1,000	1,114,520
7.13%, 01/20/37	125	149,434
8.75%, 02/04/25	100	129,844
8.88%, 04/15/24	30	38,612
10.13%, 05/15/27	300	433,551

		3,159,955

CANADA — 0.40%
Canada Government International Bond
1.63%, 02/27/19	395	395,209
Export Development Canada
1.00%, 11/01/18	175	173,941
1.50%, 05/26/21	350	344,249
1.63%, 12/03/19	200	199,556
1.63%, 01/17/20	50	49,855
1.75%, 07/21/20	150	149,685
2.00%, 05/17/22	150	149,220
Province of Alberta Canada
1.90%, 12/06/19	200	199,786
Province of British Columbia Canada
2.00%, 10/23/22	265	261,857
2.25%, 06/02/26	210	203,948
Province of Manitoba Canada
1.75%, 05/30/19	220	219,760
2.10%, 09/06/22	340	335,549
2.13%, 05/04/22	50	49,569
2.13%, 06/22/26	100	95,071
3.05%, 05/14/24	125	128,448
Province of Ontario Canada
1.25%, 06/17/19	100	99,052
1.63%, 01/18/19	125	124,796
1.88%, 05/21/20	125	124,613
2.00%, 01/30/19	150	150,410
2.20%, 10/03/22	100	99,476
2.25%, 05/18/22	100	99,808
2.40%, 02/08/22	225	226,123
2.45%, 06/29/22	200	201,162
2.50%, 09/10/21	325	328,494
2.50%, 04/27/26	50	49,169

SCHEDULES OF INVESTMENTS	213

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
3.20%, 05/16/24	$200	$207,738
4.00%, 10/07/19	275	285,917
4.40%, 04/14/20	100	105,773
Province of Quebec Canada
2.38%, 01/31/22	250	251,138
2.50%, 04/20/26	325	320,586
2.63%, 02/13/23	175	177,014
2.75%, 04/12/27	400	399,064
2.88%, 10/16/24	400	408,300
3.50%, 07/29/20	255	265,124
7.50%, 09/15/29	150	215,094

		7,094,554
CHILE — 0.06%
Chile Government International Bond
2.25%, 10/30/22	255	253,694
3.13%, 03/27/25	400	411,616
3.86%, 06/21/47	450	456,773

		1,122,083
CHINA — 0.02%
Export-Import Bank of China (The)
2.00%, 04/26/21[e]	200	196,174
Export-Import Bank of China/The via Avi Funding Co Ltd.
2.85%, 09/16/20[e]	200	200,082

		396,256
COLOMBIA — 0.13%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)[d]	200	196,070
4.00%, 02/26/24 (Call 11/26/23)	205	213,594
4.38%, 07/12/21	500	530,655
4.50%, 01/28/26 (Call 10/28/25)	200	213,586
5.00%, 06/15/45 (Call 12/15/44)	200	205,980
5.63%, 02/26/44 (Call 08/26/43)	200	223,058
6.13%, 01/18/41	400	471,944
7.38%, 03/18/19	100	107,099

Security	Principal (000s)	Value
8.13%, 05/21/24	$150	$190,884

		2,352,870
COSTA RICA — 0.02%
Costa Rica Government International Bond
4.25%, 01/26/23[e]	200	198,152
7.00%, 04/04/44[e]	200	209,026

		407,178
CROATIA — 0.03%
Croatia Government International Bond
6.00%, 01/26/24[e]	200	227,790
6.38%, 03/24/21[e]	200	220,756

		448,546
DOMINICAN REPUBLIC — 0.07%
Dominican Republic International Bond
5.88%, 04/18/24[e]	200	217,842
5.95%, 01/25/27[e]	600	647,364
6.60%, 01/28/24[e]	100	112,762
6.85%, 01/27/45[e]	100	111,235
7.45%, 04/30/44[e]	100	118,718

		1,207,921
ECUADOR — 0.05%
Ecuador Government International Bond
7.95%, 06/20/24[e]	200	201,688
8.75%, 06/02/23[e]	400	421,112
9.65%, 12/13/26[e]	200	216,464

		839,264
EGYPT — 0.07%
Egypt Government International Bond
5.75%, 04/29/20[e]	100	103,876
5.88%, 06/11/25[e]	200	204,396
7.50%, 01/31/27[e]	600	667,386
8.50%, 01/31/47[e]	200	226,530

		1,202,188

214	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
EL SALVADOR — 0.02%
El Salvador Government International Bond
6.38%, 01/18/27[e]	$200	$198,966
8.63%, 02/28/29[e]	200	226,358

		425,324
FINLAND — 0.01%
Finland Government International Bond
1.75%, 09/10/19[c]	200	200,130

		200,130
FRANCE — 0.04%
Caisse d’Amortissement de la Dette Sociale
1.50%, 01/28/19[c]	250	249,220
3.00%, 10/26/20	350	359,440

		608,660
GABON — 0.01%
Gabon Government International Bond
6.38%, 12/12/24[e]	200	196,250

		196,250
GERMANY — 0.06%
FMS Wertmanagement AoeR
1.38%, 06/08/21	750	733,793
1.75%, 01/24/20	200	199,874
State of North Rhine-Westphalia Germany
1.63%, 01/22/20[e]	100	99,337

		1,033,004
GHANA — 0.01%
Ghana Government International Bond
8.13%, 01/18/26[e]	200	217,154

		217,154
GUATEMALA — 0.01%
Guatemala Government Bond
5.75%, 06/06/22[e]	200	217,234

		217,234

Security	Principal (000s)	Value
HONG KONG — 0.01%
Hong Kong Sukuk 2017 Ltd.
3.13%, 02/28/27[e]	$200	$202,898

		202,898
HUNGARY — 0.07%
Hungary Government International Bond
5.38%, 03/25/24	300	341,391
5.75%, 11/22/23	100	115,095
6.38%, 03/29/21	420	470,312
7.63%, 03/29/41	60	92,589
Magyar Export-Import Bank Zrt
4.00%, 01/30/20[e]	200	205,946

		1,225,333
INDIA — 0.01%
Export-Import Bank of India
3.13%, 07/20/21[e]	200	202,250

		202,250
INDONESIA — 0.25%
Indonesia Government International Bond
3.38%, 04/15/23[e]	200	203,208
3.85%, 07/18/27[e]	400	411,976
4.13%, 01/15/25[e]	200	209,692
4.88%, 05/05/21[e]	200	215,152
5.25%, 01/08/47[e]	600	676,626
5.38%, 10/17/23[e]	400	451,408
5.88%, 03/13/20[e]	100	108,356
6.75%, 01/15/44[e]	200	268,178
7.75%, 01/17/38[e]	300	427,758
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/22[e]	200	203,918
4.15%, 03/29/27[e]	800	825,200
4.35%, 09/10/24[e]	200	211,252
4.55%, 03/29/26[e]	200	211,988

		4,424,712
ISRAEL — 0.04%
Israel Government International Bond
2.88%, 03/16/26	200	200,472

SCHEDULES OF INVESTMENTS	215

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.00%, 06/30/22	$200	$213,410
4.50%, 01/30/43	300	324,378

		738,260
ITALY — 0.02%
Republic of Italy Government International Bond
5.38%, 06/15/33	100	116,276
6.88%, 09/27/23	250	297,835

		414,111
IVORY COAST — 0.01%
Ivory Coast Government International Bond
6.38%, 03/03/28[e]	200	207,898

		207,898
JAMAICA — 0.02%
Jamaica Government International Bond
6.75%, 04/28/28	200	232,102
8.00%, 03/15/39	100	124,663

		356,765
JAPAN — 0.11%
Japan Bank for International Cooperation/Japan
1.50%, 07/21/21	200	194,554
1.75%, 11/13/18	400	399,572
1.75%, 05/29/19	200	199,246
1.88%, 04/20/21	100	98,669
1.88%, 07/21/26	200	187,314
2.13%, 02/10/25	200	193,196
2.38%, 04/20/26	250	243,247
2.88%, 06/01/27	250	252,100
Japan Finance Organization for Municipalities
2.13%, 04/13/21[c]	200	197,762

		1,965,660
JERSEY — 0.01%
IDB Trust Services Ltd.
Series 019
2.11%, 09/25/19[e]	250	250,208

		250,208

Security	Principal (000s)	Value
JORDAN — 0.03%
Jordan Government International Bond
5.75%, 01/31/27[e]	$600	$602,142

		602,142
KAZAKHSTAN — 0.04%
Kazakhstan Government International Bond
4.88%, 10/14/44[e]	200	208,090
5.13%, 07/21/25[e]	400	445,956

		654,046
KENYA — 0.01%
Kenya Government International Bond
6.88%, 06/24/24[e]	200	208,106

		208,106
KUWAIT — 0.04%
Kuwait International Government Bond
3.50%, 03/20/27[e]	600	613,338

		613,338
LEBANON — 0.12%
Lebanon Government International Bond
6.00%, 01/27/23[e]	100	97,616
6.20%, 02/26/25[e]	1,000	959,800
6.38%, 03/09/20	100	101,617
6.65%, 04/22/24[e]	300	296,763
6.65%, 02/26/30[e]	200	188,000
6.75%, 11/29/27[e]	25	24,140
7.25%, 03/23/37[e]	100	95,425
8.25%, 04/12/21[e]	300	318,696

		2,082,057
LITHUANIA — 0.01%
Lithuania Government International Bond
6.13%, 03/09/21[e]	100	111,997
7.38%, 02/11/20[e]	100	111,770

		223,767
MALAYSIA — 0.03%
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25[e]	200	202,834

216	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
Malaysia Sukuk Global Bhd
4.08%, 04/27/46[e]	$250	$263,595

		466,429
MEXICO — 0.20%
Mexico Government International Bond
3.50%, 01/21/21[d]	100	104,315
3.63%, 03/15/22	300	312,705
4.00%, 10/02/23	750	786,322
4.13%, 01/21/26	200	208,304
4.15%, 03/28/27	550	572,627
4.35%, 01/15/47	600	566,682
4.75%, 03/08/44	300	299,571
5.55%, 01/21/45	450	504,293
5.75%, 10/12/10	100	104,704
6.05%, 01/11/40	140	163,843

		3,623,366
MOROCCO — 0.01%
Morocco Government International Bond
4.25%, 12/11/22[e]	200	209,854

		209,854
NORWAY — 0.01%
Kommunalbanken AS
2.13%, 03/15/19[c]	250	251,308

		251,308
OMAN — 0.02%
Oman Government International Bond
4.75%, 06/15/26[e]	200	197,294
6.50%, 03/08/47[e]	200	205,948

		403,242
PAKISTAN — 0.01%
Pakistan Government International Bond
8.25%, 09/30/25[e]	200	224,386

		224,386
PANAMA — 0.09%
Panama Government International Bond
4.00%, 09/22/24 (Call 06/22/24)	200	213,286
5.20%, 01/30/20	310	332,085

Security	Principal (000s)	Value
6.70%, 01/26/36	$685	$906,289
7.13%, 01/29/26	100	128,643

		1,580,303
PARAGUAY — 0.01%
Paraguay Government International Bond
6.10%, 08/11/44[e]	200	228,058

		228,058
PERU — 0.08%
Peruvian Government International Bond
4.13%, 08/25/27[d]	550	602,970
5.63%, 11/18/50	400	505,872
7.13%, 03/30/19	75	80,903
7.35%, 07/21/25	100	130,975
8.75%, 11/21/33	30	47,091

		1,367,811
PHILIPPINES — 0.10%
Philippine Government International Bond
3.70%, 03/01/41	600	598,266
3.95%, 01/20/40	200	206,610
5.00%, 01/13/37	400	472,196
6.38%, 01/15/32	100	130,715
6.38%, 10/23/34	100	133,999
6.50%, 01/20/20	200	219,468
9.50%, 02/02/30	50	79,260

		1,840,514
POLAND — 0.09%
Republic of Poland Government International Bond
3.25%, 04/06/26	575	588,932
4.00%, 01/22/24	416	446,131
5.00%, 03/23/22	200	220,228
6.38%, 07/15/19	300	322,824

		1,578,115
QATAR — 0.10%
Qatar Government International Bond
2.38%, 06/02/21[e]	200	195,770
3.25%, 06/02/26[e]	200	195,278
4.50%, 01/20/22[c]	200	211,008
4.63%, 06/02/46[e]	500	514,520
6.40%, 01/20/40[c]	100	127,886

SCHEDULES OF INVESTMENTS	217

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
SoQ Sukuk A QSC
3.24%, 01/18/23[e]	$600	$597,750

		1,842,212
ROMANIA — 0.05%
Romanian Government International Bond
4.88%, 01/22/24[e]	400	440,016
6.75%, 02/07/22[e]	300	346,482

		786,498
RUSSIA — 0.18%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[e]	200	202,694
4.25%, 06/23/27[e]	200	203,848
4.50%, 04/04/22[e]	200	213,488
4.75%, 05/27/26[e]	800	845,352
4.88%, 09/16/23[e]	200	217,752
5.00%, 04/29/20[e]	200	211,558
5.25%, 06/23/47[e]	200	205,034
5.63%, 04/04/42[e]	200	220,594
5.88%, 09/16/43[e]	200	228,486
7.50%, 03/31/30[e,k]	200	234,913
12.75%, 06/24/28[e]	200	351,008

		3,134,727
SAUDI ARABIA — 0.15%
KSA Sukuk Ltd.
3.63%, 04/20/27[e]	1,200	1,218,000
Saudi Government International Bond
2.38%, 10/26/21[e]	400	393,424
3.25%, 10/26/26[e]	400	393,504
4.50%, 10/26/46[e]	650	651,930

		2,656,858
SERBIA — 0.01%
Serbia International Bond
4.88%, 02/25/20[e]	200	208,484

		208,484
SLOVENIA — 0.01%
Slovenia Government International Bond
4.13%, 02/18/19[c]	200	205,018

		205,018

Security	Principal (000s)	Value
SOUTH AFRICA — 0.08%
Republic of South Africa Government International Bond
4.30%, 10/12/28	$600	$555,180
4.85%, 09/27/27	200	195,214
5.50%, 03/09/20	100	105,769
5.65%, 09/27/47	200	192,064
6.25%, 03/08/41	153	160,777
6.88%, 05/27/19	200	212,994

		1,421,998
SOUTH KOREA — 0.12%
Export-Import Bank of Korea
1.50%, 10/21/19	200	196,618
2.63%, 12/30/20	400	399,808
2.88%, 01/21/25	200	195,984
3.25%, 11/10/25	200	201,100
4.00%, 01/29/21	250	259,697
5.13%, 06/29/20	200	212,792
Korea International Bond
3.88%, 09/11/23	200	211,678
4.13%, 06/10/44[d]	450	514,692

		2,192,369
SRI LANKA — 0.05%
Sri Lanka Government International Bond
5.13%, 04/11/19[e]	200	204,998
6.25%, 07/27/21[e]	400	432,308
6.83%, 07/18/26[e]	200	221,966

		859,272
SUPRANATIONAL — 1.51%
African Development Bank
1.00%, 11/02/18	50	49,691
1.00%, 05/15/19	325	321,600
1.25%, 07/26/21	130	126,458
1.38%, 12/17/18	50	49,845
1.88%, 03/16/20	495	495,787
2.38%, 09/23/21	150	152,112
Asian Development Bank
1.00%, 08/16/19	100	98,734
1.38%, 03/23/20	200	198,242
1.50%, 01/22/20	145	144,165
1.63%, 05/05/20	825	821,155
1.63%, 03/16/21	275	272,101

218	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
1.75%, 03/21/19	$25	$25,031
1.75%, 01/10/20	125	124,954
1.75%, 09/13/22	100	98,226
1.88%, 04/12/19	25	25,070
1.88%, 02/18/22	350	347,011
2.00%, 02/16/22	400	398,568
2.00%, 01/22/25	375	365,602
2.00%, 04/24/26	100	96,392
2.63%, 01/12/27[d]	300	302,874
Corp. Andina de Fomento
2.00%, 05/10/19	100	99,883
2.13%, 09/27/21	75	73,913
4.38%, 06/15/22	100	107,600
Council of Europe Development Bank
1.50%, 05/17/19	150	149,616
1.63%, 03/10/20	395	392,966
European Bank for Reconstruction & Development
1.13%, 08/24/20	2,080	2,037,256
1.63%, 11/15/18	200	199,988
1.75%, 06/14/19	50	50,021
1.75%, 11/26/19	250	249,775
1.88%, 02/23/22	100	99,058
European Investment Bank
1.13%, 08/15/19	250	247,443
1.25%, 05/15/19	650	645,729
1.25%, 12/16/19	500	494,650
1.38%, 06/15/20	685	676,842
1.38%, 09/15/21[d]	100	97,500
1.63%, 03/16/20	100	99,583
1.63%, 08/14/20	500	496,795
1.63%, 12/15/20	150	148,754
1.75%, 06/17/19	275	275,283
1.75%, 05/15/20	2,000	1,996,640
1.88%, 03/15/19	250	250,717
1.88%, 02/10/25	350	337,624
2.00%, 03/15/21	50	50,062
2.00%, 12/15/22	100	99,223
2.13%, 04/13/26	100	97,333
2.25%, 03/15/22[d]	100	100,612
2.25%, 08/15/22	475	477,570
2.38%, 05/24/27	50	49,398

Security	Principal (000s)	Value
2.50%, 04/15/21	$150	$152,613
2.88%, 09/15/20	250	256,930
3.25%, 01/29/24	450	473,976
4.88%, 02/15/36	125	162,930
Inter-American Development Bank
1.00%, 05/13/19	375	371,332
1.13%, 09/12/19	100	98,914
1.63%, 05/12/20	200	199,138
1.75%, 10/15/19	350	350,136
1.75%, 09/14/22	100	98,254
1.88%, 06/16/20	100	100,138
1.88%, 03/15/21	50	49,888
2.00%, 06/02/26	100	96,408
2.13%, 11/09/20	255	256,856
2.13%, 01/15/25	400	393,580
2.38%, 07/07/27	100	98,932
3.00%, 10/04/23	800	832,424
3.00%, 02/21/24	200	207,922
3.20%, 08/07/42	30	29,948
3.88%, 02/14/20	75	78,503
4.38%, 01/24/44	50	59,960
Series E
3.88%, 09/17/19	75	77,948
Series GDP
1.25%, 10/15/19	100	99,084
International Bank for Reconstruction & Development
0.88%, 08/15/19	400	394,192
1.13%, 11/27/19	440	434,443
1.13%, 08/10/20	100	98,116
1.25%, 07/26/19	500	496,250
1.38%, 05/24/21	305	298,930
1.38%, 09/20/21	50	48,847
1.63%, 03/09/21	130	128,688
1.63%, 02/10/22[d]	250	245,348
1.88%, 03/15/19	25	25,078
1.88%, 10/07/19	200	200,564
1.88%, 04/21/20	350	350,724
1.88%, 10/27/26	2,150	2,045,295
2.13%, 02/13/23	150	149,361
2.50%, 11/25/24	350	352,667
2.50%, 07/29/25	275	276,089
7.63%, 01/19/23	600	759,090

SCHEDULES OF INVESTMENTS	219

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
International Finance Corp.
1.63%, 07/16/20	$250	$248,677
1.75%, 09/16/19	275	275,137
2.13%, 04/07/26	410	398,807
Nordic Investment Bank
1.50%, 09/29/20	250	247,400
2.13%, 02/01/22	200	200,420

		26,835,389
SWEDEN — 0.07%
Svensk Exportkredit AB
1.13%, 08/28/19	700	691,348
1.75%, 08/28/20	200	198,806
2.38%, 03/09/22	200	201,548
Sweden Government International Bond
1.13%, 03/15/19[c]	200	198,522

		1,290,224
TURKEY — 0.24%
Export Credit Bank of Turkey
5.38%, 10/24/23[e]	200	201,572
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24[e]	200	196,010
Turkey Government International Bond
4.25%, 04/14/26	200	189,006
4.88%, 10/09/26	200	195,492
4.88%, 04/16/43	200	172,856
5.63%, 03/30/21	200	210,920
5.75%, 03/22/24	800	844,584
6.00%, 03/25/27	600	632,358
6.00%, 01/14/41	450	450,067
6.25%, 09/26/22	200	217,212
6.63%, 02/17/45	450	481,450
6.75%, 05/30/40	100	108,777
6.88%, 03/17/36	60	66,086
7.38%, 02/05/25	20	22,939
7.50%, 11/07/19	250	270,673

		4,260,002
UKRAINE — 0.09%
Ukraine Government International Bond
7.75%, 09/01/20[e]	512	546,022

Security	Principal (000s)	Value
7.75%, 09/01/23[e]	$200	$212,442
7.75%, 09/01/25[e]	400	417,852
7.75%, 09/01/27[e]	200	206,204
Ukreximbank Via Biz Finance PLC
9.75%, 01/22/25[e]	200	218,596

		1,601,116
UNITED ARAB EMIRATES — 0.11%
Abu Dhabi Government International Bond
2.13%, 05/03/21[e]	200	198,482
3.13%, 05/03/26[e]	1,200	1,201,344
Dubai DOF Sukuk Ltd.
3.88%, 01/30/23[e]	200	204,884
RAK Capital
3.09%, 03/31/25[e]	200	196,864
Sharjah Sukuk Ltd.
3.76%, 09/17/24[e]	200	206,450

		2,008,024
URUGUAY — 0.07%
Uruguay Government International Bond
4.38%, 10/27/27	350	378,098
4.50%, 08/14/24	400	438,552
5.10%, 06/18/50	270	289,721
8.00%, 11/18/22	75	91,324

		1,197,695
VENEZUELA — 0.05%
Venezuela Government International Bond
7.00%, 12/01/18[e]	50	31,250
7.00%, 03/31/38[e]	75	24,375
7.65%, 04/21/25[e]	350	116,812
7.75%, 10/13/19[e]	200	93,500
8.25%, 10/13/24[e]	250	85,313
9.00%, 05/07/23[e]	100	34,375
9.25%, 09/15/27	365	134,137
9.25%, 05/07/28[e]	150	50,625
9.38%, 01/13/34	100	34,625
11.75%, 10/21/26[e]	200	81,750
11.95%, 08/05/31[e]	200	80,750
12.75%, 08/23/22[e]	75	33,188

		800,700

220	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
VIETNAM — 0.01%
Vietnam Government International Bond
4.80%, 11/19/24[e]	$200	$214,314

		214,314
ZAMBIA — 0.01%
Zambia Government International Bond
8.97%, 07/30/27[e]	200	217,964

		217,964

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $106,226,743)		106,921,043

MUNICIPAL DEBT OBLIGATIONS — 0.32%

CALIFORNIA — 0.13%
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	110	160,919
Series S-1
7.04%, 04/01/50[d]	50	76,817
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	50	74,343
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	50	75,844
Los Angeles Department of Water & Power System Revenue RB BAB
Series A
6.60%, 07/01/50	50	73,488
Series D
6.57%, 07/01/45	100	148,958
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	175	224,082
Series RY
6.76%, 07/01/34	100	139,696
Regents of the University of California Medical Center Pooled Revenue RB BAB
Series H
6.55%, 05/15/48	50	69,168

Security	Principal (000s)	Value
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	$60	$81,206
State of California Department of Water Resources Power Supply Revenue RB
Series P
2.00%, 05/01/22	80	78,730
State of California GO
2.37%, 04/01/22	100	100,815
State of California GO BAB
7.50%, 04/01/34	100	146,196
7.55%, 04/01/39	355	547,048
7.60%, 11/01/40	100	157,183
7.63%, 03/01/40	35	53,616
University of California RB
Series AQ
4.77%, 05/15/15	100	106,912
Series AX
3.06%, 07/01/25 (Call 04/01/25)	50	51,073

		2,366,094
CONNECTICUT — 0.00%
State of Connecticut GO BAB
5.09%, 10/01/30	50	55,189

		55,189
FLORIDA — 0.01%
State Board of Administration Finance Corp. RB
Series A
3.00%, 07/01/20	150	152,395

		152,395
GEORGIA — 0.00%
Municipal Electric Authority of Georgia RB BAB
Project P, Series 2010A
7.06%, 04/01/57	25	30,443

		30,443
ILLINOIS — 0.04%
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	180	230,279

SCHEDULES OF INVESTMENTS	221

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
State of Illinois GO
4.95%, 06/01/23	$50	$51,741
5.10%, 06/01/33[d]	400	404,076
State of Illinois GO BAB
Series 5
7.35%, 07/01/35	50	58,354

		744,450
MISSOURI — 0.00%
Health & Educational Facilities Authority of the State of Missouri RB
Series A
3.65%, 08/15/57 (Call 02/15/57)	75	73,771

		73,771
NEW JERSEY — 0.03%
New Jersey Economic Development Authority RB
Series A
7.43%, 02/15/29 (NPFGC)	50	62,165
Series B
0.00%, 02/15/22(AGM)	100	87,087
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	135	199,597
Series F
7.41%, 01/01/40	25	38,011
New Jersey Transportation Trust Fund Authority RB BAB
Series C
5.75%, 12/15/28	50	57,475

		444,335
NEW YORK — 0.06%
Metropolitan Transportation Authority RB BAB
Series 2010-A
6.67%, 11/15/39	150	210,906
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.57%, 11/01/38	100	124,094
Series C-2
5.77%, 08/01/36	40	49,244

Security	Principal (000s)	Value
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	$100	$129,280
5.88%, 06/15/44	115	157,177
New York State Dormitory Authority RB BAB
5.63%, 03/15/39	50	62,001
Port Authority of New York & New Jersey RB
4.93%, 10/01/51	25	30,510
5.65%, 11/01/40 (GOI)	25	32,432
Series 174
4.46%, 10/01/62	250	281,610

		1,077,254
OHIO — 0.01%
Ohio State University (The) RB BAB
4.91%, 06/01/40	75	89,152

		89,152
OREGON — 0.01%
Oregon School Boards Association GOL
Series B
5.68%, 06/30/28 (NPFGC)	100	118,002

		118,002
TEXAS — 0.02%
City of San Antonio TX Electric & Gas Systems Revenue RB
5.81%, 02/01/41	50	64,193
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	50	67,791
Dallas County Hospital District GOL BAB
Series C
5.62%, 08/15/44	50	62,360
State of Texas GO BAB
5.52%, 04/01/39	100	129,612

		323,956
WASHINGTON — 0.01%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	30	37,603

222	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
State of Washington GO BAB
Series F
5.14%, 08/01/40	$100	$123,794

		161,397
WISCONSIN — 0.00%
State of Wisconsin RB
Series A
5.70%, 05/01/26 (AGM)	20	22,854
Series C
3.15%, 05/01/27	50	50,235

		73,089

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $5,607,076)		5,709,527

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 55.95%

MORTGAGE-BACKED SECURITIES — 23.11%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	62	62,305
2.50%, 12/01/31	579	581,997
2.50%, 02/01/32	530	532,993
2.50%, 11/01/32[o]	13,155	13,216,664
2.50%, 11/01/47[o]	750	723,984
3.00%, 05/01/29	57	58,730
3.00%, 05/01/30	132	135,268
3.00%, 06/01/30	67	68,738
3.00%, 07/01/30	143	146,959
3.00%, 12/01/30	1,622	1,662,997
3.00%, 02/01/31	50	51,193
3.00%, 05/01/31	54	55,669
3.00%, 06/01/31	36	37,057
3.00%, 11/01/32[o]	4,974	5,097,573
3.00%, 12/01/46	2,848	2,856,934
3.00%, 05/01/47	943	946,235
3.00%, 11/01/47[o]	15,068	15,079,772
3.50%, 09/01/32	148	154,490
3.50%, 11/01/32[o]	2,640	2,747,663
3.50%, 04/01/43	50	51,703
3.50%, 01/01/44	152	156,837
3.50%, 09/01/44	41	41,953
3.50%, 12/01/45	306	316,601
3.50%, 01/01/46	32	32,889

Security	Principal (000s)	Value
3.50%, 03/01/46	$222	$229,854
3.50%, 05/01/46	289	298,217
3.50%, 07/01/46	429	440,860
3.50%, 08/01/46	459	471,637
3.50%, 09/01/46	220	226,668
3.50%, 11/01/46	120	123,592
3.50%, 12/01/46	3,620	3,729,865
3.50%, 02/01/47	1,600	1,645,804
3.50%, 03/01/47	309	317,375
3.50%, 04/01/47	322	332,047
3.50%, 05/01/47	303	312,722
3.50%, 08/01/47	25	25,349
3.50%, 09/01/47	4,064	4,180,487
3.50%, 11/01/47[o]	8,719	8,961,497
4.00%, 11/01/32[o]	615	634,891
4.00%, 07/01/44	79	84,111
4.00%, 06/01/45	78	82,632
4.00%, 08/01/45	236	247,667
4.00%, 01/01/46	417	438,227
4.00%, 03/01/46	22	23,234
4.00%, 05/01/46	74	77,856
4.00%, 11/01/46	1,261	1,324,512
4.00%, 02/01/47	508	533,579
4.00%, 03/01/47	1,399	1,468,940
4.00%, 05/01/47	261	274,442
4.00%, 06/01/47	798	838,261
4.00%, 07/01/47	2,434	2,557,873
4.00%, 09/01/47	3,054	3,209,046
4.00%, 11/01/47[o]	1,083	1,136,517
4.50%, 11/01/32[o]	175	178,172
4.50%, 05/01/42	248	266,271
4.50%, 01/01/45	183	197,463
4.50%, 04/01/46	41	43,574
4.50%, 05/01/46	33	34,781
4.50%, 07/01/46	15	16,551
4.50%, 09/01/46	185	201,291
4.50%, 03/01/47	45	47,792
4.50%, 05/01/47	1,022	1,093,850
4.50%, 06/01/47	93	99,083
4.50%, 08/01/47	408	437,268
4.50%, 09/01/47	988	1,057,879
4.50%, 10/01/47	573	612,913
4.50%, 11/01/47[o]	283	302,324
5.00%, 11/01/47[o]	1,636	1,765,346

SCHEDULES OF INVESTMENTS	223

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
5.50%, 11/01/47[o]	$1,225	$1,345,586
Federal National Mortgage Association
2.50%, 03/01/30	312	314,154
2.50%, 07/01/30	299	300,584
2.50%, 08/01/30	84	85,002
2.50%, 12/01/30	105	105,479
2.50%, 01/01/31	84	84,760
2.50%, 10/01/31	327	328,670
2.50%, 02/01/32	1,010	1,014,776
2.50%, 11/01/32[o]	7,708	7,742,927
2.50%, 11/01/47[o]	755	728,103
3.00%, 10/01/27	174	178,906
3.00%, 04/01/30	231	236,515
3.00%, 07/01/30	192	197,299
3.00%, 08/01/30	706	724,048
3.00%, 09/01/30	1,261	1,292,838
3.00%, 10/01/30	514	527,045
3.00%, 11/01/30	130	133,516
3.00%, 12/01/30	278	285,056
3.00%, 03/01/31	52	53,674
3.00%, 09/01/31	37	37,988
3.00%, 10/01/31	147	151,129
3.00%, 01/01/32	358	367,564
3.00%, 02/01/32	86	87,758
3.00%, 03/01/32	126	129,792
3.00%, 11/01/32	572	587,091
3.00%, 11/01/32[o]	12,421	12,727,643
3.00%, 01/01/37	685	696,892
3.00%, 12/01/42	764	769,365
3.00%, 11/01/45	113	112,925
3.00%, 10/01/46	110	110,024
3.00%, 12/01/46	2,151	2,153,624
3.00%, 01/01/47	676	678,412
3.00%, 11/01/47[o]	23,175	23,185,863
3.50%, 01/01/27	15	15,974
3.50%, 12/01/29	37	38,102
3.50%, 07/01/30	666	693,899
3.50%, 10/01/30	84	87,456
3.50%, 03/01/31	527	549,155
3.50%, 06/01/31	421	440,474
3.50%, 01/01/32	192	201,250
3.50%, 05/01/32	336	351,150

Security	Principal (000s)	Value
3.50%, 06/01/32	$306	$320,404
3.50%, 07/01/32	66	68,762
3.50%, 08/01/32	139	145,269
3.50%, 11/01/32[o]	3,587	3,725,996
3.50%, 03/01/45	309	318,948
3.50%, 05/01/45	160	165,367
3.50%, 07/01/45	388	400,245
3.50%, 10/01/45	495	511,368
3.50%, 11/01/45	420	432,596
3.50%, 12/01/45	4,060	4,176,489
3.50%, 03/01/46	2,883	2,964,375
3.50%, 04/01/46	89	91,715
3.50%, 05/01/46	140	144,170
3.50%, 06/01/46	334	343,559
3.50%, 07/01/46	305	314,469
3.50%, 08/01/46	493	506,656
3.50%, 09/01/46	829	856,328
3.50%, 10/01/46	52	53,580
3.50%, 11/01/46	250	257,366
3.50%, 12/01/46	455	470,214
3.50%, 01/01/47	2,281	2,346,003
3.50%, 04/01/47	1,702	1,755,474
3.50%, 05/01/47	414	427,819
3.50%, 06/01/47	1,641	1,692,237
3.50%, 07/01/47	895	925,371
3.50%, 08/01/47	1,423	1,464,234
3.50%, 11/01/47	1,130	1,162,353
3.50%, 11/01/47[o]	46,369	47,658,638
4.00%, 11/01/32[o]	2,819	2,911,498
4.00%, 06/01/42	5,680	6,003,982
4.00%, 10/01/44	29	31,041
4.00%, 12/01/44	263	278,975
4.00%, 02/01/45	591	628,284
4.00%, 05/01/45	332	352,960
4.00%, 07/01/45	201	212,085
4.00%, 09/01/45	187	196,685
4.00%, 01/01/46	220	230,824
4.00%, 04/01/46	78	81,545
4.00%, 07/01/46	649	681,697
4.00%, 08/01/46	58	61,340
4.00%, 10/01/46	491	515,640
4.00%, 02/01/47	95	99,689
4.00%, 03/01/47	892	936,912
4.00%, 04/01/47	3,529	3,716,395

224	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.00%, 05/01/47	$862	$911,236
4.00%, 06/01/47	672	712,360
4.00%, 07/01/47	1,752	1,841,691
4.00%, 08/01/47	693	730,496
4.00%, 09/01/47	1,074	1,131,316
4.00%, 11/01/47[o]	3,643	3,822,918
4.50%, 11/01/32[o]	785	792,850
4.50%, 06/01/41	38	40,572
4.50%, 01/01/42	34	37,296
4.50%, 09/01/42	148	159,139
4.50%, 08/01/43	353	378,371
4.50%, 04/01/44	533	570,689
4.50%, 02/01/45	174	188,947
4.50%, 08/01/45	215	233,801
4.50%, 02/01/46	523	561,445
4.50%, 08/01/46	29	31,240
4.50%, 10/01/46	85	91,353
4.50%, 01/01/47	52	55,339
4.50%, 04/01/47	116	124,772
4.50%, 06/01/47	453	488,047
4.50%, 07/01/47	1,269	1,359,766
4.50%, 08/01/47	396	424,780
4.50%, 10/01/47	118	126,818
4.50%, 11/01/47	659	705,721
4.50%, 11/01/47[o]	9,779	10,455,890
5.00%, 11/01/32[o]	293	297,349
5.00%, 06/01/39	24	26,516
5.00%, 02/01/41	106	115,886
5.00%, 04/01/41	1,090	1,199,238
5.00%, 10/01/41	46	49,735
5.00%, 01/01/42	136	148,237
5.00%, 05/01/42	104	113,603
5.00%, 06/01/47	462	504,802
5.00%, 09/01/47	625	682,746
5.00%, 10/01/47	507	554,137
5.00%, 11/01/47[o]	8,816	9,548,830
5.50%, 11/01/47[o]	3,455	3,809,138
Series 2014-M02, Class ASV2
2.78%, 06/25/21[b]	420	426,992
Series 2014-M13, Class A2
3.02%, 08/25/24[b]	10	10,268
FHLMC Multifamily Structured Pass Through Certificates
Series K017, Class A2
2.87%, 12/25/21	1,250	1,278,896

Security	Principal (000s)	Value
Series K020, Class A2
2.37%, 05/25/22	$50	$50,169
Series K034, Class A2
3.53%, 07/25/23[b]	1,000	1,056,404
Series K036, Class A2
3.53%, 10/25/23[b]	750	792,568
Government National Mortgage Association
2.50%, 05/20/45	209	205,912
2.50%, 11/01/47[o]	600	586,594
3.00%, 03/15/43	29	29,411
3.00%, 11/20/43	65	66,019
3.00%, 12/20/43	82	82,981
3.00%, 06/20/45	392	397,311
3.00%, 11/20/45	108	109,480
3.00%, 12/20/45	220	223,112
3.00%, 12/20/46	1,649	1,669,997
3.00%, 11/01/47[o]	48,136	48,692,573
3.50%, 05/20/45	759	789,347
3.50%, 09/20/45	1,505	1,566,095
3.50%, 10/20/45	281	291,981
3.50%, 10/20/46	773	802,318
3.50%, 12/20/46	1,935	2,008,564
3.50%, 02/20/47	2,442	2,535,124
3.50%, 04/20/47	706	734,889
3.50%, 07/20/47	2,752	2,856,615
3.50%, 08/20/47	1,286	1,337,298
3.50%, 10/20/47	4,049	4,203,533
3.50%, 11/01/47[o]	15,125	15,685,098
4.00%, 09/20/46	30	31,717
4.00%, 11/20/46	337	354,629
4.00%, 05/20/47	1,590	1,671,836
4.00%, 06/20/47	1,836	1,930,623
4.00%, 07/20/47	2,384	2,505,893
4.00%, 09/20/47	2,021	2,124,674
4.00%, 11/01/47[o]	26,164	27,472,200
4.50%, 04/15/40	42	44,821
4.50%, 11/20/45	238	254,451
4.50%, 08/20/46	243	258,877
4.50%, 09/20/46	39	41,662
4.50%, 10/20/46	223	237,320
4.50%, 11/20/46	108	114,785
4.50%, 08/20/47	3,494	3,714,308
4.50%, 09/20/47	729	775,301

SCHEDULES OF INVESTMENTS	225

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
4.50%, 10/20/47	$245	$260,467
4.50%, 11/01/47[o]	377	399,443
5.00%, 07/20/46	61	65,902
5.00%, 09/20/47	96	101,610
5.00%, 11/01/47[o]	2,189	2,343,598

		412,112,285
U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.46%
Federal Farm Credit Banks
1.68%, 10/13/20	250	248,952
Federal Home Loan Banks
0.88%, 08/05/19	250	246,702
1.00%, 09/26/19	200	197,588
1.13%, 07/14/21	600	583,998
1.38%, 03/18/19	100	99,721
1.38%, 05/28/19	200	199,368
1.38%, 09/13/19	150	149,231
1.38%, 11/15/19	200	198,906
1.38%, 02/18/21	1,600	1,577,952
1.63%, 06/14/19	150	150,023
1.75%, 06/12/20	150	149,948
1.88%, 03/13/20	150	150,536
1.88%, 11/29/21	200	199,478
2.00%, 09/13/19	250	251,629
2.00%, 09/09/22	250	248,915
2.50%, 12/08/23	250	253,662
2.75%, 12/13/24	1,000	1,021,330
2.88%, 09/11/20	250	257,442
2.88%, 09/13/24	250	258,480
5.50%, 07/15/36	25	33,726
Federal Home Loan Mortgage Corp.
0.00%, 12/14/29	200	138,238
0.88%, 10/12/18	750	745,725
1.25%, 08/01/19	300	298,047
1.38%, 05/01/20	3,290	3,264,075
1.75%, 05/30/19	200	200,504
2.38%, 01/13/22	1,475	1,496,240
4.50%, 06/01/47	243	261,762
4.50%, 11/01/47	575	614,254
5.00%, 09/01/47	89	96,440
6.75%, 09/15/29	1,500	2,105,460
Federal National Mortgage Association
1.13%, 12/14/18	500	497,720
1.25%, 05/06/21	300	294,039

Security	Principal (000s)	Value
1.25%, 08/17/21	$350	$341,631
1.38%, 02/26/21	450	442,714
1.50%, 06/22/20	1,430	1,422,035
1.63%, 01/21/20	193	192,799
1.75%, 09/12/19	2,100	2,104,389
1.88%, 09/18/18	450	451,557
2.00%, 01/05/22	850	850,629
2.13%, 04/24/26	2,300	2,234,680
2.63%, 09/06/24	605	617,148
6.25%, 05/15/29	500	673,035
6.63%, 11/15/30	140	198,605

		26,019,313
U.S. GOVERNMENT OBLIGATIONS — 31.38%
U.S. Treasury Note/Bond
0.75%, 07/15/19	4,000	3,945,447
0.88%, 10/15/18	2,000	1,988,725
0.88%, 04/15/19	500	495,350
0.88%, 05/15/19	5,500	5,444,586
0.88%, 07/31/19	4,400	4,348,552
1.00%, 11/15/19	4,200	4,149,318
1.13%, 01/15/19	1,000	995,508
1.13%, 05/31/19	3,000	2,980,877
1.13%, 03/31/20	2,500	2,468,435
1.13%, 04/30/20	500	493,391
1.13%, 02/28/21	1,000	978,171
1.13%, 07/31/21	2,500	2,433,925
1.13%, 08/31/21	3,650	3,549,846
1.13%, 09/30/21	2,000	1,942,994
1.25%, 11/15/18	5,200	5,187,219
1.25%, 11/30/18	2,400	2,393,721
1.25%, 12/15/18	7,500	7,479,750
1.25%, 01/31/20	9,250	9,172,015
1.25%, 02/29/20	5,200	5,153,187
1.25%, 03/31/21	4,600	4,515,050
1.25%, 10/31/21	1,400	1,365,513
1.38%, 11/30/18	1,500	1,498,130
1.38%, 12/31/18	7,700	7,688,963
1.38%, 12/15/19	6,000	5,970,012
1.38%, 01/15/20	1,800	1,789,905
1.38%, 02/29/20	7,000	6,955,401
1.38%, 05/31/20	1,700	1,686,868
1.38%, 08/31/20	2,000	1,981,534
1.38%, 04/30/21	2,750	2,708,729
1.38%, 06/30/23	1,750	1,681,879
1.38%, 09/30/23	4,900	4,695,357

226	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal (000s)	Value
1.50%, 12/31/18	$8,000	$7,999,866
1.50%, 02/28/19	10,000	9,998,734
1.50%, 05/31/19	3,700	3,697,818
1.50%, 10/31/19	3,950	3,942,897
1.50%, 11/30/19	5,500	5,487,117
1.50%, 05/15/20	2,400	2,389,244
1.50%, 05/31/20	6,200	6,170,938
1.50%, 06/15/20	2,250	2,239,283
1.50%, 08/15/20	1,400	1,392,175
1.50%, 01/31/22	4,900	4,814,121
1.50%, 03/31/23	2,250	2,183,788
1.50%, 08/15/26	700	653,471
1.63%, 04/30/19	950	951,323
1.63%, 06/30/19	2,000	2,002,005
1.63%, 07/31/19	9,150	9,157,984
1.63%, 12/31/19	12,600	12,600,032
1.63%, 06/30/20	6,500	6,487,815
1.63%, 07/31/20	3,500	3,492,510
1.63%, 11/30/20	7,550	7,520,362
1.63%, 04/30/23	1,600	1,561,659
1.63%, 02/15/26	6,550	6,207,698
1.63%, 05/15/26	6,300	5,956,110
1.75%, 12/31/20	3,900	3,896,991
1.75%, 11/30/21	11,950	11,876,923
1.75%, 02/28/22	7,900	7,838,135
1.75%, 03/31/22	1,000	991,398
1.75%, 04/30/22	1,300	1,287,885
1.75%, 05/31/22	500	495,144
1.75%, 09/30/22	1,000	987,526
1.75%, 01/31/23	2,100	2,067,724
1.88%, 06/30/20	1,400	1,406,563
1.88%, 11/30/21	2,000	1,998,785
1.88%, 01/31/22	2,200	2,194,711
1.88%, 05/31/22	6,600	6,573,943
1.88%, 07/31/22	1,200	1,193,191
1.88%, 08/31/22	7,368	7,322,997
1.88%, 09/30/22	28,000	27,823,952
1.88%, 10/31/22	2,500	2,482,345
2.00%, 11/30/20	12,000	12,087,248
2.00%, 02/28/21	1,350	1,359,086
2.00%, 08/31/21	3,105	3,118,759
2.00%, 12/31/21	4,000	4,012,801
2.00%, 11/30/22	3,500	3,495,190
2.00%, 05/31/24	1,250	1,235,007
2.00%, 06/30/24	4,000	3,950,099

Security	Principal (000s)	Value
2.00%, 02/15/25	$7,811	$7,676,919
2.00%, 08/15/25	11,700	11,460,576
2.00%, 11/15/26	1,750	1,699,953
2.13%, 08/31/20	4,900	4,955,051
2.13%, 01/31/21	4,050	4,092,746
2.13%, 06/30/21	7,833	7,909,329
2.13%, 08/15/21	3,950	3,987,494
2.13%, 12/31/21	5,500	5,545,710
2.13%, 06/30/22	5,950	5,987,024
2.13%, 12/31/22	1,750	1,756,925
2.13%, 11/30/23	2,000	1,998,922
2.13%, 02/29/24	1,000	997,179
2.13%, 03/31/24	300	298,959
2.13%, 05/15/25	1,900	1,881,349
2.25%, 03/31/21	500	507,264
2.25%, 04/30/21	5,500	5,580,138
2.25%, 07/31/21	1,000	1,013,825
2.25%, 12/31/23	2,000	2,011,138
2.25%, 01/31/24	5,100	5,125,638
2.25%, 11/15/24	2,840	2,843,012
2.25%, 11/15/25	5,350	5,330,063
2.25%, 02/15/27	9,300	9,211,553
2.25%, 08/15/46	1,500	1,315,413
2.38%, 12/31/20	1,550	1,578,815
2.38%, 08/15/24	1,000	1,010,120
2.50%, 08/15/23	2,950	3,013,177
2.50%, 05/15/24	3,050	3,107,183
2.50%, 02/15/45	100	93,046
2.50%, 02/15/46	3,920	3,634,628
2.50%, 05/15/46	4,663	4,321,281
2.63%, 11/15/20	9,650	9,900,525
2.75%, 08/15/42	2,500	2,465,015
2.75%, 11/15/42	3,500	3,447,240
2.75%, 08/15/47	2,000	1,950,260
2.88%, 05/15/43	600	603,377
2.88%, 08/15/45	5,400	5,408,915
2.88%, 11/15/46	8,050	8,051,353
3.00%, 05/15/42	2,500	2,580,573
3.00%, 11/15/44	1,660	1,705,516
3.00%, 05/15/45	700	718,701
3.00%, 11/15/45	1,800	1,846,552
3.00%, 02/15/47	3,050	3,126,789
3.00%, 05/15/47	3,100	3,178,155
3.13%, 05/15/21	2,300	2,403,193
3.13%, 11/15/41	5,510	5,815,458

SCHEDULES OF INVESTMENTS	227

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
3.13%, 02/15/42	$1,300	$1,371,406
3.13%, 08/15/44	580	610,014
3.38%, 05/15/44	1,120	1,230,979
3.50%, 05/15/20	9,738	10,181,757
3.50%, 02/15/39	1,750	1,970,921
3.63%, 02/15/44	700	802,175
3.75%, 08/15/41	1,500	1,749,049
3.75%, 11/15/43	3,000	3,506,098
3.88%, 08/15/40	1,700	2,016,260
4.25%, 05/15/39	1,425	1,778,058
4.25%, 11/15/40	2,500	3,127,925
4.38%, 11/15/39	500	634,535
4.38%, 05/15/40	650	826,030
4.38%, 05/15/41	3,450	4,399,930
4.50%, 02/15/36	1,900	2,433,001
4.50%, 05/15/38	1,800	2,318,057
4.63%, 02/15/40	800	1,049,732
4.75%, 02/15/41	2,050	2,745,457
5.00%, 05/15/37	2,150	2,926,654
5.38%, 02/15/31	3,450	4,599,560
6.00%, 02/15/26	1,700	2,178,751
6.25%, 05/15/30	1,480	2,090,997
6.38%, 08/15/27	1,000	1,354,272
6.50%, 11/15/26	1,000	1,342,171
6.63%, 02/15/27	2,000	2,722,037
7.25%, 08/15/22	500	620,316
7.63%, 11/15/22	2,000	2,536,872
8.00%, 11/15/21	400	495,301
8.13%, 05/15/21	600	730,356
8.50%, 02/15/20	1,972	2,279,984
8.75%, 05/15/20	2,500	2,944,854
9.00%, 11/15/18	1,800	1,940,292

		559,401,564

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $1,000,659,358)		997,533,162

SHORT-TERM INVESTMENTS — 10.25%

MONEY MARKET FUNDS — 10.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[j,p,q]	172,184	172,218,116
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[j,p,q]	10,526	10,526,151

		182,744,267

Security	Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $182,740,403)	$182,744,267

TOTAL INVESTMENTS IN SECURITIES — 107.63%
(Cost: $1,915,116,807)[r]	1,918,967,058
Other Assets, Less Liabilities — (7.63)%	(136,003,585)

NET ASSETS — 100.00%	$1,782,963,473

BAB — Build America Bond

CMT — Constant Maturity Treasury

FRN — Floating Rate Note

GO — General Obligation

GOI — General Obligation of the Issuer

GOL — General Obligation Limited

RB — Revenue Bond

VRN — Variable Rate Note

Insured by:

AGM — Assured Guaranty Municipal Corp.

NPFGC — National Public Finance Guarantee Corp.

[a]	Non-income earning security.
[b]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[g]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[h]	Security is perpetual in nature with no stated maturity date.
[i]	Floating rate security. Rate shown is the rate in effect as of period end.
[j]	Affiliated issuer. See Schedule 1.
[k]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[l]	Issuer is in default of interest payments.
[m]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[n]	Investments are denominated in U.S. dollars.
[o]	To-be-announced (TBA). See Note 1.
[p]	The rate quoted is the annualized seven-day yield of the fund at period end.
[q]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[r]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,915,139,793. Net unrealized appreciation was $3,827,265, of which $11,814,637 represented gross unrealized appreciation on investments and $7,987,372 represented gross unrealized depreciation on investments.

228	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)	Principal/ Shares sold(000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,SL Agency Shares	69,199	102,985[b]	—	172,184	$172,218,116	$(6,972)	$(2,605)	$1,407,395[c]
BlackRock Cash Funds: Treasury,SL Agency Shares	4,250	6,276[b]	—	10,526	10,526,151	7	—	697
PNC Bank N.A. 2.20%, 01/28/19	$500	$—	$—	$500	502,080	—	(1,992)	8,223
2.45%, 11/05/20	—	300	—	300	302,415	—	2,079	6,539
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22	25	—	—	25	25,327	—	(173)	713
3.90%, 04/29/24	—	50	—	50	52,576	—	30	119

					$183,626,665	$(6,965)	$(2,661)	$1,423,686

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,097	$—	$—	$3,097
Asset-backed securities	—	3,105,323	—	3,105,323
Collateralized mortgage obligations	—	16,991,817	—	16,991,817
Corporate bonds & notes	—	605,952,497	6,325	605,958,822
Foreign government obligations	—	106,921,043	—	106,921,043
Municipal debt obligations	—	5,709,527	—	5,709,527
U.S. government & agency obligations	—	997,533,162	—	997,533,162
Money market funds	182,744,267	—	—	182,744,267

Total	$182,747,364	$1,736,213,369	$6,325	$1,918,967,058

See notes to financial statements.

SCHEDULES OF INVESTMENTS	229

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF	iShares Core Total USD Bond Market ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,145,486,031	$441,768,046	$1,731,495,743
Affiliated (Note 2)	70,346,284	2,825,727	183,621,064

Total cost of investments in securities	$1,215,832,315	$444,593,773	$1,915,116,807

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,144,585,139	$458,844,257	$1,735,340,393
Affiliated (Note 2)	70,349,270	2,825,727	183,626,665
Foreign currency, at value[b]	—	3,850,173	—
Cash	5,173	—	—
Receivables:
Investment securities sold	9,025,063	2,937	13,560,110
Due from custodian (Note 4)	2,115,475	—	879,972
Dividends and interest	7,121,225	3,415,586	12,248,602
Unrealized appreciation on forward currency contracts (Note 1)	—	8,477,414	—
Capital shares sold	761,338	5,205,968	146,374,298

Total Assets	1,233,962,683	482,622,062	2,092,030,040

LIABILITIES
Payables:
Investment securities purchased	68,055,390	15,125,589	298,583,773
Collateral for securities on loan (Note 1)	8,958,881	—	10,426,151
Due to broker for collateral on forwards	—	1,030,000	—
Due to custodian	—	—	1,000
Deferred foreign capital gains taxes (Note 1)	2,332	—	5,644
Unrealized depreciation on forward currency contracts (Note 1)	—	1,194,966	—
Investment advisory fees (Note 2)	53,314	36,475	49,999

Total Liabilities	77,069,917	17,387,030	309,066,567

NET ASSETS	$1,156,892,766	$465,235,032	$1,782,963,473

Net assets consist of:
Paid-in capital	$1,156,809,275	$458,833,061	$1,778,724,171
Undistributed (distributions in excess of) net investment income	1,154,710	(17,668,028)	1,008,528
Accumulated net realized loss	(170,981)	(290,516)	(613,833)
Net unrealized appreciation (depreciation)	(900,238)	24,360,515	3,844,607

NET ASSETS	$1,156,892,766	$465,235,032	$1,782,963,473

Shares outstanding[c]	23,100,000	8,950,000	35,000,000

Net asset value per share	$50.08	$51.98	$50.94

[a]	Securities on loan with values of $8,679,337, $ — and $10,062,300, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $3,867,036 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

230	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF	iShares Core Total USD Bond Market ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$518,287	$27,052	$1,408,092
Interest — unaffiliated[a]	17,725,980	3,018,639	22,934,521
Interest — affiliated (Note 2)	28,597	—	15,594
Securities lending income — affiliated — net (Note 2)	56,460	—	46,567

Total investment income	18,329,324	3,045,691	24,404,774

EXPENSES
Investment advisory fees (Note 2)	632,958	332,069	685,622
Proxy fees	18,837	5,984	19,456

Total expenses	651,795	338,053	705,078
Less investment advisory fees waived (Note 2)	(40,010)	—	(108,952)

Net expenses	611,785	338,053	596,126

Net investment income	17,717,539	2,707,638	23,808,648

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,431)	643,300	(605,268)
Investments — affiliated (Note 2)	(1,057)	—	(6,972)
In-kind redemptions — unaffiliated	—	—	(8,333)
Foreign currency transactions	—	(2,767)	—
Forward currency contracts	—	(10,941,958)	—
Realized gain distributions from affiliated funds	7	55	7

Net realized loss	(22,481)	(10,301,370)	(620,566)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[b]	(4,794,684)	15,161,239	(717,887)
Investments — affiliated (Note 2)	(4,250)	—	(2,661)
Forward currency contracts	—	(1,285,329)	—
Translation of assets and liabilities in foreign currencies	—	47,319	—

Net change in unrealized appreciation/depreciation[b]	(4,798,934)	13,923,229	(720,548)

Net realized and unrealized gain (loss)	(4,821,415)	3,621,859	(1,341,114)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,896,124	$6,329,497	$22,467,534

[a]	Net of foreign withholding tax of $ —, $29,557 and $ —, respectively.
[b]	Net of deferred foreign capital gains taxes of $2,332, $ — and $5,644, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	231

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016[a]	Year ended October 31, 2017	Period from November 10, 2015[b] to October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,717,539	$9,875,860	$2,707,638	$1,431,538
Net realized gain (loss)	(22,481)	626,511	(10,301,370)	(5,189,334)
Net change in unrealized appreciation/depreciation	(4,798,934)	4,689,470	13,923,229	10,437,286

Net increase in net assets resulting from operations	12,896,124	15,191,841	6,329,497	6,679,490

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,176,009)	(9,659,409)	(4,777,072)	(1,037,785)
From net realized gain	—	—	(780,098)	—
Return of capital	—	—	(2,592,443)	—

Total distributions to shareholders	(17,176,009)	(9,659,409)	(8,149,613)	(1,037,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	581,059,513	255,668,897	311,241,723	346,782,406
Cost of shares redeemed	—	(111,061,061)	(30,977,586)	(165,633,100)

Net increase in net assets from capital share transactions	581,059,513	144,607,836	280,264,137	181,149,306

INCREASE IN NET ASSETS	576,779,628	150,140,268	278,444,021	186,791,011

NET ASSETS
Beginning of period	580,113,138	429,972,870	186,791,011	—

End of period	$1,156,892,766	$580,113,138	$465,235,032	$186,791,011

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$1,154,710	$613,173	$(17,668,028)	$(5,435,345)

SHARES ISSUED AND REDEEMED
Shares sold	11,600,000	4,000,000	6,000,000	6,700,000
Shares redeemed	—	(1,100,000)	(600,000)	(3,150,000)

Net increase in shares outstanding	11,600,000	2,900,000	5,400,000	3,550,000

[a]	Share transactions reflect a two-for-one stock split effective after the close of trading on July 22, 2016. See Note 4.
[b]	Commencement of operations.

232	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core Total USD Bond Market ETF
	Year ended October 31, 2017	Year ended October 31, 2016 [a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$23,808,648	$12,551,986
Net realized loss	(620,566)	(473,186)
Net change in unrealized appreciation/depreciation	(720,548)	12,214,841

Net increase in net assets resulting from operations	22,467,534	24,293,641

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,362,590)	(11,970,088)
From net realized gain	(1,112,233)	—

Total distributions to shareholders	(24,474,823)	(11,970,088)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,197,562,316	388,497,621
Cost of shares redeemed	(30,218,503)	(214,657,357)

Net increase in net assets from capital share transactions	1,167,343,813	173,840,264

INCREASE IN NET ASSETS	1,165,336,524	186,163,817

NET ASSETS
Beginning of year	617,626,949	431,463,132

End of year	$1,782,963,473	$617,626,949

Undistributed net investment income included in net assets at end of year	$1,008,528	$562,463

SHARES ISSUED AND REDEEMED
Shares sold	23,600,000	5,550,000
Shares redeemed	(600,000)	(2,150,000)

Net increase in shares outstanding	23,000,000	3,400,000

[a]	Share transactions reflect a two-for-one stock split effective after the close of trading on July 22, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	233

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core 1-5 Year USD Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Year ended Oct. 31, 2013[a]
Net asset value, beginning of year	$50.44	$50.00	$50.12	$50.06	$50.06

Income from investment operations:
Net investment income[b]	1.03	0.94	0.77	0.54	0.31
Net realized and unrealized gain (loss)[c]	(0.38)	0.43	(0.13)	(0.02)	(0.05)

Total from investment operations	0.65	1.37	0.64	0.52	0.26

Less distributions from:
Net investment income	(1.01)	(0.93)	(0.76)	(0.46)	(0.26)

Total distributions	(1.01)	(0.93)	(0.76)	(0.46)	(0.26)

Net asset value, end of year	$50.08	$50.44	$50.00	$50.12	$50.06

Total return	1.29%	2.79%	1.28%	1.04%	0.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,156,893	$580,113	$429,973	$220,508	$65,073
Ratio of expenses to average net assets	0.07%	0.11%	0.12%	0.12%	0.12%
Ratio of expenses to average net assets prior to waived fees	0.08%	0.12%	0.12%	0.12%	n/a
Ratio of net investment income to average net assets	2.06%	1.87%	1.53%	1.07%	0.61%
Portfolio turnover rate[d,e]	124%	124%	138%	116%	56%

[a]	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[e]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

234	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core International Aggregate Bond ETF

	Year ended Oct. 31, 2017	Period from Nov. 10, 2015[a] to Oct. 31, 2016
Net asset value, beginning of period	$52.62	$49.85

Income from investment operations:
Net investment income[b]	0.44	0.42
Net realized and unrealized gain[c]	0.30	2.67

Total from investment operations	0.74	3.09

Less distributions from:
Net investment income	(0.76)	(0.32)
Net realized gain	(0.20)	—
Return of capital	(0.42)	—

Total distributions	(1.38)	(0.32)

Net asset value, end of period	$51.98	$52.62

Total return	1.46%	6.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$465,235	$186,791
Ratio of expenses to average net assets[e]	0.11%	0.15%
Ratio of net investment income to average net assets[e]	0.84%	0.83%
Portfolio turnover rate[f]	20%	110%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	235

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Total USD Bond Market ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[b]	Year ended Oct. 31, 2015[b]	Period from Jun. 10, 2014[a] to Oct. 31, 2014[b]
Net asset value, beginning of period	$51.47	$50.17	$50.49	$49.92

Income from investment operations:
Net investment income[c]	1.30	1.20	1.01	0.35
Net realized and unrealized gain (loss)[d]	(0.45)	1.27	(0.11)	0.49

Total from investment operations	0.85	2.47	0.90	0.84

Less distributions from:
Net investment income	(1.30)	(1.17)	(1.18)	(0.27)
Net realized gain	(0.08)	—	(0.02)	—
Return of capital	—	—	(0.02)	—

Total distributions	(1.38)	(1.17)	(1.22)	(0.27)

Net asset value, end of period	$50.94	$51.47	$50.17	$50.49

Total return	1.70%	4.97%	1.79%	1.69%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,782,963	$617,627	$431,463	$25,243
Ratio of expenses to average net assets[f]	0.06%	0.11%	0.04%	0.04%
Ratio of expenses to average net assets prior to waived fees[f]	0.08%	0.12%	0.15%	0.15%
Ratio of net investment income to average net assets[f]	2.56%	2.36%	2.01%	1.76%
Portfolio turnover rate[g,h]	264%	234%	454%	191%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016. See Note 4.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

236	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core 1-5 Year USD Bond	Diversified
Core International Aggregate Bond	Non-diversified
Core Total USD Bond Market	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may

NOTES TO FINANCIAL STATEMENTS	237

Notes to Financial Statements (Continued)

iSHARES® TRUST

use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

238	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

WHEN- ISSUED/TBA TRANSACTIONS

The iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Each Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by each Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. Each Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Funds have entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by each Fund, if any, are noted in the schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS	239

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

240	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core 1-5 Year USD Bond
Barclays Capital Inc.	$2,302,408	$2,302,408	$—
BNP Paribas Prime Brokerage International Ltd.	86,741	86,741	—
Citigroup Global Markets Inc.	915,359	915,359	—
Credit Suisse Securities (USA) LLC	508,921	508,921	—
Goldman Sachs & Co.	691,341	691,341	—
JPMorgan Securities LLC	647,117	647,117	—
Merrill Lynch, Pierce, Fenner & Smith	47,496	47,496	—
Morgan Stanley & Co. LLC	299,364	299,364	—
RBC Capital Markets LLC	853,696	853,696	—
Wells Fargo Securities LLC	2,326,894	2,326,894	—

	$8,679,337	$8,679,337	$—

Core Total USD Bond Market
Barclays Capital Inc.	$2,617,412	$2,617,412	$—
BNP Paribas Prime Brokerage International Ltd.	151,092	151,092	—
Citigroup Global Markets Inc.	3,564,137	3,564,137	—
Credit Suisse Securities (USA) LLC	710,677	710,677	—
Deutsche Bank Securities Inc.	484,930	484,930	—
Goldman Sachs & Co.	1,318,095	1,318,095	—
JPMorgan Securities LLC	1,128,982	1,128,982	—
Merrill Lynch, Pierce, Fenner & Smith	47,464	47,464	—
Nomura Securities International Inc.	39,511	39,511	—

	$10,062,300	$10,062,300	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	241

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Core International Aggregate Bond ETF.

For its investment advisory services to each of the iShares Core 1-5 Year USD Bond and iShares Core Total USD Bond Market ETFs, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. Prior to August 4, 2017, BFA was entitled to an annual investment advisory fee of 0.08%. In addition, each of the Funds may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other registered investment companies advised by BFA or its affiliates.

For its investment advisory services to the iShares Core International Aggregate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.09%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to August 4, 2017, BFA was entitled to an annual investment advisory fee of 0.11%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

242	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core 1-5 Year USD Bond	$15,045
Core Total USD Bond Market	13,185

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of October 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Core International Aggregate Bond	3	41%
Core Total USD Bond Market	3	61

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core 1-5 Year USD Bond	$1,070,346,366	$962,003,186	$143,727,877	$91,211,809
Core International Aggregate Bond	—	—	328,179,174	64,610,200
Core Total USD Bond Market	2,786,959,346	2,468,928,800	82,202,394	37,693,625

NOTES TO FINANCIAL STATEMENTS	243

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core 1-5 Year USD Bond	$419,416,341	$—
Core Total USD Bond Market	788,894,611	21,379,240

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a two-for-one stock split for each of the iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF, effective after the close of trading on July 22, 2016. The impact of the stock splits was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock splits.

5.	FORWARD CURRENCY CONTRACTS

The iShares Core International Aggregate Bond ETF uses forward currency contracts to offset the Fund’s exposure to the component currencies of the non-U.S. dollar-denominated securities held in its portfolio. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

244	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of forward currency contracts held by the iShares Core International Aggregate Bond ETFas of October 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$8,477,414

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$1,194,966

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Core International Aggregate Bond ETF during the year ended October 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation
Forward currency contracts:
	$(10,941,958)	$(1,285,329)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended October 31, 2017:

iShares Core International Aggregate Bond ETF
Average notional amounts purchased in U.S. dollars	$353,645,356
Average notional amounts sold in U.S. dollars	$664,720,839

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the

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Notes to Financial Statements (Continued)

iSHARES® TRUST

parties. Except for NDFs, the forward currency contracts held by the Fund generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contracts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that its believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts held by the iShares Core International Aggregate Bond ETF that are subject to potential offset on the statement of assets and liabilities as of October 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$8,477,414	$(1,184,951)	$7,292,463

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$1,194,966	$(1,184,951)	$10,015

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or

246	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit

NOTES TO FINANCIAL STATEMENTS	247

Notes to Financial Statements (Continued)

iSHARES® TRUST

risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the use of equalization, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core 1-5 Year USD Bond	$—	$7	$(7)
Core International Aggregate Bond	12,061	(10,163,249)	10,151,188
Core Total USD Bond Market	(11,265)	7	11,258

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
Core 1-5 Year USD Bond
Ordinary income	$17,176,009	$9,659,409

Core International Aggregate Bond
Ordinary income	$5,557,170	$1,037,785
Return of capital	2,592,443	—

	$8,149,613	$1,037,785

Core Total USD Bond Market
Ordinary income	$24,474,823	$11,970,088

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Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Core 1-5 Year USD Bond	$1,154,710	$(140,336)	$(930,883)	$83,491
Core International Aggregate Bond	—	(7,614)	6,409,585	6,401,971
Core Total USD Bond Market	1,008,559	(590,878)	3,821,621	4,239,302

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and hedging transactions.

As of October 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core 1-5 Year USD Bond	$140,336
Core International Aggregate Bond	7,614
Core Total USD Bond Market	590,878

For the year ended October 31, 2017, the iShares Core 1-5 Year USD Bond ETF utilized $7,317 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	249

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Core 1-5 Year USD Bond ETF,

iShares Core International Aggregate Bond ETF and iShares Core Total USD Bond Market ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core 1-5 Year USD Bond ETF, iShares Core International Aggregate Bond ETF and iShares Core Total USD Bond Market ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

250	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the iShares Core International Aggregate Bond ETF earned foreign source income of $2,941,551 and paid foreign taxes of $27,291 which it intends to pass through to its shareholders.

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related dividends
Core 1-5 Year USD Bond	$12,507,269
Core International Aggregate Bond	149,506
Core Total USD Bond Market	18,699,959

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2017:

iShares ETF	Federal Obligation Interest
Core 1-5 Year USD Bond	$5,213,120
Core Total USD Bond Market	4,936,482

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended October 31, 2017:

iShares ETF	Short-Term Capital Gain
Core International Aggregate Bond	$780,098
Core Total USD Bond Market	1,112,233

TAX INFORMATION	251

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	253

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Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. During the June 19-21, 2017 meeting, the Board approved a revised Advisory Contract for the Funds which lowered the advisory fee rate charged to each of the Funds. In addition, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates.    The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through

254	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core International Aggregate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to

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determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

256	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	257

Board Review and Approval of Investment Advisory

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iSHARES® TRUST

mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

258	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core 1-5 Year USD Bond	$0.974728	$—	$0.035146	$1.009874	97%	—%	3%	100%
Core International Aggregate Bond	—	0.205289	1.178211	1.383500	—	15	85	100
Core Total USD Bond Market	1.268075	0.036288	0.073408	1.377771	92	3	5	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	259

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core 1-5 Year USD Bond ETF

Period Covered: October 18, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	17	1.37
Greater than 0.0% and Less than 0.5%	1,105	88.75
At NAV	9	0.72
Less than 0.0% and Greater than –0.5%	113	9.08

	1,245	100.00%

iShares Core International Aggregate Bond ETF

Period Covered: November 10, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.42%
Greater than 0.0% and Less than 0.5%	421	88.45
At NAV	6	1.26
Less than 0.0% and Greater than –0.5%	45	9.45
Less than –0.5%	2	0.42

	476	100.00%

iShares Core Total USD Bond Market ETF

Period Covered: June 10, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.24%
Greater than 0.5% and Less than 1.0%	36	4.31
Greater than 0.0% and Less than 0.5%	660	79.04
At NAV	13	1.56
Less than 0.0% and Greater than –0.5%	123	14.73
Less than –0.5% and Greater than –1.0%	1	0.12

	835	100.00%

260	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	261

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

262	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	263

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

264	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	265

Notes:

266	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders only. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holding with SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1006-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca
➢	iShares Convertible Bond ETF | ICVT | Cboe BZX
➢	iShares Floating Rate Bond ETF | FLOT | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® AAA - A RATED CORPORATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.57%	2.37%	2.72%	2.57%	2.37%	2.72%
5 Years	2.69%	2.58%	2.83%	14.17%	13.59%	14.98%
Since Inception	3.41%	3.42%	3.63%	21.14%	21.20%	22.58%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,028.60	$0.77	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Bloomberg Barclays U.S. Corporate Aaa - A Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.57%, net of fees, while the total return for the Index was 2.72%.

The Index’s return was driven primarily by the industrial sector, the largest sector weight in the Index on average for the reporting period. The industrial sector of the Index incorporates a wide variety of economic segments, including bonds issued by companies in the technology, materials, energy, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, technology contributed the most to the Index’s performance as many technology companies reported strong earnings growth during the reporting period. Other leading contributors included bonds issued by consumer non-cyclical companies, which were led by the pharmaceuticals and food and beverage industries, and energy companies, which benefited from a rebound in oil and gas prices.

The financial sector also contributed meaningfully to the Index’s return for the reporting period, led by banks. The Fed’s interest rate increases led to higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors. In addition, stress tests for many of the largest U.S. banks indicated strong capital and liquidity positions.

The utilities sector contributed fractionally to the Index’s overall performance for the reporting period, with bonds issued by electric utilities contributing the most.

From a credit quality perspective, bonds rated A, which represented approximately 72% of the Index on average during the reporting period, contributed the most to the Index’s return. Bonds rated A generally have higher yields than those rated Aa and Aaa, and strong demand for yield helped higher-yielding bonds outperform during the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments*
Financial	38.79%
Consumer Non-Cyclical	17.79
Technology	11.73
Industrial	7.60
Energy	7.28
Consumer Cyclical	5.90
Communications	5.19
Utilities	4.48
Basic Materials	1.24

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*
1-5 Years	41.57%
5-10 Years	28.42
10-15 Years	2.22
15-20 Years	5.37
More than 20 Years	22.42

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CONVERTIBLE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.63%	20.41%	21.34%	20.63%	20.41%	21.34%
Since Inception	7.53%	7.66%	8.09%	19.18%	19.53%	20.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/2/15. The first day of secondary market trading was 6/4/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,082.50	$1.05	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CONVERTIBLE BOND ETF

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Bloomberg Barclays U.S. Convertible Cash Pay Bond>$250MM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 20.63%, net of fees, while the total return for the Index was 21.34%.

The Index’s strong return for the reporting period reflected the hybrid debt/equity nature of convertible securities, with performance that more closely mirrored stock performance. The convertible securities represented in the Index are cash pay bonds, which pay interest on a periodic basis similar to non-convertible corporate bonds. However, the interest rates on convertible bonds are typically lower because they have an equity conversion feature — the bonds can be redeemed for shares of the issuer’s stock. Due to their convertibility into stock, these securities typically move directionally with stocks, but with less magnitude, reflecting their lower-volatility bond component. For the reporting period, stocks performed well, while corporate bonds performed more modestly.

From a sector perspective, convertible bonds in the technology sector, which represented more than 45% of the Index on average, contributed the most to the Index’s performance for the reporting period. A number of leading contributors were semiconductor companies, which benefited from strong demand for chips for use in data centers, artificial intelligence, and autonomous driving, among other applications. Contributions in other industries also reflected these trends, as strong performers in the consumer service and automotive industries tended to be technology-oriented companies that provide technical solutions to traditional businesses. Other notable contributors included convertible bonds in the pharmaceuticals and insurance industries. Few industries detracted from the Index’s returns for the reporting period, with oil field services, cable and satellite, and transportation services bonds detracting fractionally.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments*
Technology	34.18%
Communications	22.69
Consumer Non-Cyclical	17.38
Financial	8.54
Consumer Cyclical	5.97
Industrial	5.35
Energy	4.53
Basic Materials	0.87
Utilities	0.49

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*
0-1 Year	8.01%
1-5 Years	46.21
5-10 Years	23.09
10-15 Years	1.08
15-20 Years	10.29
More than 20 Years	11.32

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FLOATING RATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.82%	1.78%	2.15%	1.82%	1.78%	2.15%
5 Years	0.97%	0.88%	1.19%	4.95%	4.49%	6.08%
Since Inception	1.05%	1.06%	1.26%	6.92%	6.98%	8.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.30	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FLOATING RATE BOND ETF

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Bloomberg Barclays US Floating Rate Note<5 Years Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.82%, net of fees, while the total return for the Index was 2.15%.

The Index is composed of short-term U.S. bonds with interest rates that reset periodically. Consequently, floating-rate bonds typically increase in value in a rising interest rate environment as their yields reset at higher levels, but decrease in value when interest rates decline as their yields reset at lower levels.

The reporting period was characterized by rising short-term interest rates as the Fed raised its short-term interest rate target three times. The Fed’s actions led to an increase in the interest rate in the broader market used to reset floating-rate bonds, resulting in higher yields on floating-rate bonds. In addition, investor expectations of future Fed interest rate increases drove more demand for floating-rate bonds during the reporting period.

Every sector in the Index contributed to performance for the reporting period. The corporate bond sector, which represented 78% of the Index on average for the reporting period, was the primary contributor to the Index’s return. Within the corporate sector, bonds issued by the banks contributed the most amid strong investor demand for floating-rate bonds issued by banks. Floating-rate bonds issued by industrial companies were also a significant contributor to the Index’s return for the reporting period, led by the consumer cyclical and technology industries. Outside of corporate bonds, floating-rate securities issued by foreign government agencies also contributed to the Index’s performance.

Looking at credit quality, there was little differentiation in the performance contribution of the various credit-rating segments represented in the Index for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]
Financial	56.87%
Foreign Government Obligations	13.91
Consumer Cyclical	6.95
Consumer Non-Cyclical	5.56
Energy	4.84
Communications	4.64
Technology	4.62
Industrial	2.30
Utilities	0.23
Basic Materials	0.08

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	13.45%
Aa	21.48
A	45.49
Baa	18.76
Ba	0.02
Not Rated	0.80

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.76%

AEROSPACE & DEFENSE — 1.39%
Boeing Co. (The)
4.88%, 02/15/20	$134	$142,847
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	25	24,187
2.63%, 11/15/27 (Call 08/15/27)[a]	175	169,706
3.60%, 11/15/42 (Call 05/15/42)[a]	34	33,804
3.88%, 07/15/21 (Call 04/15/21)	79	83,571
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	134	134,647
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	150	147,679
3.10%, 06/01/22[a]	325	333,577
3.13%, 05/04/27 (Call 02/04/27)[a]	75	75,075
3.75%, 11/01/46 (Call 05/01/46)	50	48,883
4.05%, 05/04/47 (Call 11/04/46)	50	51,304
4.15%, 05/15/45 (Call 11/16/44)	49	50,832
4.50%, 06/01/42	300	326,835
5.70%, 04/15/40	50	62,759

		1,685,706
AGRICULTURE — 1.56%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	100	101,264
4.00%, 01/31/24	300	320,613
4.50%, 05/02/43	24	25,643
5.38%, 01/31/44	225	270,828
Archer-Daniels-Midland Co.
3.75%, 09/15/47 (Call 03/15/47)	50	49,223
4.02%, 04/16/43	84	87,321
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)[a]	200	197,618
2.00%, 02/21/20	200	200,158
2.50%, 08/22/22	106	105,897
3.13%, 08/17/27 (Call 05/17/27)[a]	50	50,037
3.60%, 11/15/23	63	65,938
3.88%, 08/21/42	100	99,239
4.13%, 03/04/43	95	97,522
4.25%, 11/10/44	100	104,696
4.38%, 11/15/41	24	25,448
4.50%, 03/26/20	25	26,422
6.38%, 05/16/38	50	66,788

		1,894,655

Security	Principal (000s)	Value
AIRLINES — 0.48%
American Airlines Pass Through Trust
Series 2015-1, Class A
3.38%, 05/01/27	$80	$80,772
Series 2015-2, Class AA
3.60%, 09/22/27	9	9,555
Series 2016-3, Class AA
3.00%, 10/15/28	146	143,776
Series 2017-2, Class AA
3.35%, 10/15/29	100	100,396
Continental Airlines Inc. Pass Through Trust
Series 2012-2, Class A
4.00%, 10/29/24	27	28,333
United Airlines Pass Through Trust
Series 2013-1A, Class A
4.30%, 08/15/27	85	90,320
Series 2014-2, Class A
3.75%, 09/03/26	129	133,318

		586,470
APPAREL — 0.14%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	67	67,238
3.88%, 11/01/45 (Call 05/01/45)	100	101,562

		168,800
AUTO MANUFACTURERS — 1.25%
American Honda Finance Corp.
1.20%, 07/12/19	10	9,891
1.65%, 07/12/21	70	68,594
1.70%, 09/09/21	150	147,087
2.25%, 08/15/19	89	89,553
2.30%, 09/09/26	100	94,906
Daimler Finance North America LLC
8.50%, 01/18/31	133	199,532
Toyota Motor Credit Corp.
1.40%, 05/20/19	350	348,064
1.90%, 04/08/21	175	173,525
2.10%, 01/17/19	34	34,151
2.15%, 03/12/20	112	112,587
2.25%, 10/18/23[a]	50	49,284
2.63%, 01/10/23	100	100,855
3.30%, 01/12/22	79	82,215

		1,510,244

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BANKS — 29.88%
Australia & New Zealand Banking Group Ltd./New York NY
2.05%, 09/23/19	$250	$250,307
2.25%, 06/13/19	39	39,195
2.70%, 11/16/20	242	245,211
Bank of America N.A.
2.05%, 12/07/18	250	250,602
Bank of Montreal
1.50%, 07/18/19	225	223,416
1.90%, 08/27/21	100	98,384
2.10%, 06/15/20	100	99,990
2.35%, 09/11/22	200	198,122
Bank of New York Mellon Corp. (The)
2.10%, 01/15/19 (Call 12/15/18)	79	79,267
2.20%, 08/16/23 (Call 06/16/23)	50	48,741
2.30%, 09/11/19 (Call 08/11/19)	100	100,739
2.50%, 04/15/21 (Call 03/15/21)	120	121,076
2.60%, 08/17/20 (Call 07/17/20)	50	50,719
2.80%, 05/04/26 (Call 02/04/26)	150	147,192
3.00%, 10/30/28 (Call 07/30/28)	50	48,802
3.30%, 08/23/29 (Call 05/23/29)	175	174,391
3.40%, 05/15/24 (Call 04/15/24)	57	59,224
3.55%, 09/23/21 (Call 08/23/21)	79	82,940
3.65%, 02/04/24 (Call 01/05/24)	24	25,265
4.60%, 01/15/20	100	105,472
VRN, (3 mo. LIBOR US + 1.069%)
3.44%, 02/07/28 (Call 02/07/27)[b]	50	51,216
Series G
2.15%, 02/24/20 (Call 01/24/20)	177	177,735
Bank of Nova Scotia (The)
1.95%, 01/15/19[a]	100	100,174
2.05%, 06/05/19	239	239,442
2.35%, 10/21/20	197	197,938
2.80%, 07/21/21	100	101,579
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	100	99,381
2.15%, 02/01/21 (Call 01/01/21)	100	99,842
2.25%, 02/01/19 (Call 01/02/19)	164	164,812
2.75%, 04/01/22 (Call 03/01/22)	150	151,986
BNP Paribas SA
2.40%, 12/12/18	322	323,938
2.45%, 03/17/19	95	95,823
5.00%, 01/15/21	134	145,177

Security	Principal (000s)	Value
BPCE SA
2.50%, 07/15/19[a]	$242	$244,101
Branch Banking & Trust Co.
2.85%, 04/01/21 (Call 03/01/21)	242	246,891
Canadian Imperial Bank of Commerce
1.60%, 09/06/19	200	198,734
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	250	249,690
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	242	243,149
Cooperatieve Rabobank UA
3.75%, 07/21/26	250	254,262
3.88%, 02/08/22	112	118,662
3.95%, 11/09/22	242	255,049
4.38%, 08/04/25	242	256,234
5.25%, 05/24/41	67	83,084
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	250	252,250
Credit Suisse AG/New York NY
4.38%, 08/05/20[a]	484	512,633
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	194	195,168
Goldman Sachs Group Inc. (The)
2.00%, 04/25/19 (Call 03/25/19)	150	149,936
2.30%, 12/13/19 (Call 11/13/19)	200	200,542
2.55%, 10/23/19	192	193,488
2.60%, 04/23/20 (Call 03/23/20)	400	402,904
2.63%, 01/31/19	75	75,575
2.63%, 04/25/21 (Call 03/25/21)	50	50,199
2.88%, 02/25/21 (Call 01/25/21)	100	101,284
3.50%, 11/16/26 (Call 11/16/25)	125	125,243
3.63%, 01/22/23	181	187,244
3.75%, 05/22/25 (Call 02/22/25)	62	63,859
3.75%, 02/25/26 (Call 11/25/25)	200	205,198
3.85%, 07/08/24 (Call 04/08/24)	125	130,283
3.85%, 01/26/27 (Call 01/26/26)	250	255,872
4.00%, 03/03/24	59	62,200
4.75%, 10/21/45 (Call 04/21/45)	100	111,679
5.25%, 07/27/21	170	186,276
5.38%, 03/15/20	112	119,836
5.75%, 01/24/22[a]	275	307,813
6.00%, 06/15/20	25	27,307

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.13%, 02/15/33	$226	$283,673
6.25%, 02/01/41	195	258,545
HSBC Bank USA N.A.
4.88%, 08/24/20	242	259,189
HSBC Holdings PLC
2.65%, 01/05/22	200	200,292
2.95%, 05/25/21	250	254,272
3.90%, 05/25/26	200	209,104
4.00%, 03/30/22	115	121,489
4.30%, 03/08/26	200	214,780
4.88%, 01/14/22	174	189,610
5.10%, 04/05/21	150	163,029
5.25%, 03/14/44	200	232,894
6.10%, 01/14/42	100	134,767
6.50%, 05/02/36	100	130,320
6.50%, 09/15/37[a]	190	250,110
VRN, (3 mo. LIBOR US + 1.055%)
3.26%, 03/13/23 (Call 03/13/22)[a,b]	400	409,160
VRN, (3 mo. LIBOR US + 1.546%)
4.04%, 03/13/28 (Call 03/13/27)[b]	200	209,506
HSBC USA Inc.
2.25%, 06/23/19	97	97,468
2.75%, 08/07/20	100	101,592
ING Groep NV
3.15%, 03/29/22	200	204,010
3.95%, 03/29/27	200	209,690
JPMorgan Chase & Co.
2.20%, 10/22/19	100	100,459
2.25%, 01/23/20 (Call 12/23/19)	225	226,129
2.30%, 08/15/21 (Call 08/15/20)	250	248,820
2.35%, 01/28/19	111	111,630
2.55%, 10/29/20 (Call 09/29/20)	200	201,586
2.70%, 05/18/23 (Call 03/18/23)	150	149,597
2.75%, 06/23/20 (Call 05/23/20)	124	125,927
2.95%, 10/01/26 (Call 07/01/26)[a]	200	196,088
3.13%, 01/23/25 (Call 10/23/24)	75	75,429
3.20%, 01/25/23	176	180,069
3.25%, 09/23/22	275	282,590
3.30%, 04/01/26 (Call 01/01/26)	100	100,717
3.88%, 02/01/24	25	26,463
3.90%, 07/15/25 (Call 04/15/25)	142	149,517
4.35%, 08/15/21	40	42,750
4.50%, 01/24/22	200	215,808

Security	Principal (000s)	Value
4.63%, 05/10/21	$197	$211,889
4.95%, 03/25/20	25	26,632
5.40%, 01/06/42[a]	150	185,922
5.60%, 07/15/41	62	77,912
6.30%, 04/23/19	256	271,954
6.40%, 05/15/38	170	228,913
VRN, (3 mo. LIBOR US + 1.337%)
3.78%, 02/01/28 (Call 02/01/27)[a,b]	225	231,685
VRN, (3 mo. LIBOR US + 1.460%)
4.03%, 07/24/48 (Call 07/24/47)[b]	50	50,842
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	242	242,741
Lloyds Bank PLC
2.70%, 08/17/20	200	203,172
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	250	250,325
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	250	246,877
2.67%, 07/25/22	100	99,815
3.00%, 02/22/22	25	25,363
3.29%, 07/25/27	200	199,452
3.68%, 02/22/27	50	51,499
3.85%, 03/01/26	150	156,143
Mizuho Financial Group Inc.
2.84%, 09/13/26[a]	200	193,242
3.66%, 02/28/27	200	205,456
Morgan Stanley
2.45%, 02/01/19	100	100,551
2.50%, 01/24/19	150	150,986
2.50%, 04/21/21	325	325,396
2.63%, 11/17/21	225	225,216
2.65%, 01/27/20	25	25,243
2.80%, 06/16/20	332	336,884
3.13%, 07/27/26	125	123,175
3.63%, 01/20/27	125	127,274
3.75%, 02/25/23	214	223,784
3.88%, 01/27/26	200	208,474
4.00%, 07/23/25	150	157,960
4.30%, 01/27/45	162	170,688
4.38%, 01/22/47	225	240,322
5.50%, 01/26/20	97	103,860
5.50%, 07/24/20	100	108,423
5.50%, 07/28/21	234	258,462

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.63%, 09/23/19	$194	$206,313
6.38%, 07/24/42	118	160,224
7.25%, 04/01/32	50	68,517
Series F
3.88%, 04/29/24	177	185,622
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	24	23,675
National Australia Bank Ltd./New York
2.50%, 07/12/26	250	238,040
2.63%, 01/14/21	250	251,882
National City Corp.
6.88%, 05/15/19	19	20,351
Northern Trust Corp.
2.38%, 08/02/22	73	73,180
3.38%, 08/23/21	18	18,726
PNC Bank N.A.
1.95%, 03/04/19 (Call 02/02/19)[c]	250	250,252
2.15%, 04/29/21 (Call 03/30/21)[c]	250	248,842
4.20%, 11/01/25 (Call 10/02/25)[a,c]	342	368,105
PNC Financial Services Group Inc. (The)
3.30%, 03/08/22 (Call 02/06/22)[c]	90	93,187
3.90%, 04/29/24 (Call 03/29/24)[c]	200	210,302
5.13%, 02/08/20[c]	67	71,523
Royal Bank of Canada
1.63%, 04/15/19	200	199,306
2.15%, 03/15/19	112	112,477
2.15%, 10/26/20	150	149,969
2.50%, 01/19/21	200	201,800
4.65%, 01/27/26	100	107,590
Santander UK PLC
2.38%, 03/16/20	57	57,417
2.50%, 03/14/19	100	100,765
4.00%, 03/13/24	67	70,842
Skandinaviska Enskilda Banken AB
2.30%, 03/11/20	250	251,155
State Street Corp.
1.95%, 05/19/21	100	99,223
3.10%, 05/15/23	67	68,247
3.30%, 12/16/24	200	207,548
3.55%, 08/18/25	50	52,170
3.70%, 11/20/23	50	53,268

Security	Principal (000s)	Value
Sumitomo Mitsui Banking Corp.
2.45%, 01/10/19	$242	$243,416
2.45%, 10/20/20	242	242,428
Sumitomo Mitsui Financial Group Inc.
2.78%, 07/12/22[a]	150	150,354
2.78%, 10/18/22	100	100,099
2.93%, 03/09/21	200	203,198
3.01%, 10/19/26[a]	100	97,812
3.35%, 10/18/27	100	100,265
3.36%, 07/12/27	100	100,717
3.45%, 01/11/27[a]	150	151,895
3.78%, 03/09/26	100	103,629
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	150	149,264
Svenska Handelsbanken AB
2.40%, 10/01/20	250	252,205
2.45%, 03/30/21	300	301,863
Toronto-Dominion Bank (The)
1.80%, 07/13/21[a]	100	98,248
1.85%, 09/11/20	200	198,796
1.95%, 01/22/19	50	50,068
2.13%, 07/02/19	74	74,287
2.13%, 04/07/21	200	199,172
2.25%, 11/05/19	67	67,389
VRN, (5 year USD Swap + 2.205%)
3.63%, 09/15/31 (Call 09/15/26)[a,b]	50	49,649
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	200	201,134
2.95%, 07/15/22 (Call 06/15/22)	351	359,343
3.00%, 03/15/22 (Call 02/15/22)	79	81,234
3.10%, 04/27/26 (Call 03/27/26)	150	149,292
3.70%, 01/30/24 (Call 12/29/23)	75	79,124
U.S. Bank N.A./Cincinnati OH
2.00%, 01/24/20 (Call 12/24/19)	250	250,327
UBS AG/Stamford CT
2.35%, 03/26/20	250	251,392
Wells Fargo & Co.
2.10%, 07/26/21	175	172,944
2.15%, 01/15/19	100	100,327
2.50%, 03/04/21	125	125,535
3.00%, 01/22/21	145	147,949
3.00%, 04/22/26	200	195,892
3.07%, 01/24/23 (Call 01/24/22)	150	151,958

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.30%, 09/09/24[a]	$125	$127,089
3.50%, 03/08/22	217	225,433
3.90%, 05/01/45[a]	114	114,848
4.10%, 06/03/26	212	220,654
4.13%, 08/15/23	24	25,371
4.30%, 07/22/27	525	555,161
4.48%, 01/16/24	79	85,012
4.60%, 04/01/21	162	173,769
4.75%, 12/07/46	125	136,376
4.90%, 11/17/45	125	138,504
5.61%, 01/15/44	300	363,303
Series M
3.45%, 02/13/23	205	210,592
Series N
2.15%, 01/30/20	197	197,370
Westpac Banking Corp.
1.60%, 08/19/19	200	198,780
1.65%, 05/13/19[a]	46	45,815
2.10%, 05/13/21	125	124,114
2.25%, 01/17/19	79	79,367
2.30%, 05/26/20	157	157,768
2.80%, 01/11/22	100	101,518
2.85%, 05/13/26	150	146,907
3.35%, 03/08/27	225	228,559
4.88%, 11/19/19	95	100,395

		36,256,782
BEVERAGES — 5.35%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	450	450,522
2.15%, 02/01/19	200	200,946
2.65%, 02/01/21 (Call 01/01/21)	425	430,414
3.30%, 02/01/23 (Call 12/01/22)	250	257,967
3.65%, 02/01/26 (Call 11/01/25)	525	541,411
3.70%, 02/01/24	95	99,605
4.63%, 02/01/44	40	43,584
4.70%, 02/01/36 (Call 08/01/35)	350	384,177
4.90%, 02/01/46 (Call 08/01/45)	500	560,110
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	230	230,393
3.75%, 01/15/22	200	210,948
3.75%, 07/15/42	177	170,290
4.44%, 10/06/48 (Call 04/06/48)	50	52,928
5.00%, 04/15/20	25	26,740

Security	Principal (000s)	Value
5.38%, 01/15/20	$25	$26,819
8.20%, 01/15/39	57	89,827
Brown-Forman Corp.
4.50%, 07/15/45 (Call 01/15/45)	34	37,319
Coca-Cola Co. (The)
1.65%, 11/01/18	67	67,003
1.88%, 10/27/20	125	124,750
2.45%, 11/01/20	100	101,510
2.50%, 04/01/23	164	165,238
2.55%, 06/01/26	50	49,006
2.88%, 10/27/25	200	202,392
2.90%, 05/25/27	25	25,064
3.30%, 09/01/21	101	105,396
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	136	137,529
3.88%, 04/29/43 (Call 10/29/42)	35	35,580
Diageo Investment Corp.
4.25%, 05/11/42	79	84,017
PepsiCo Inc.
1.35%, 10/04/19	100	99,263
2.15%, 10/14/20 (Call 09/14/20)	200	201,166
2.25%, 01/07/19 (Call 12/07/18)	156	157,042
2.75%, 03/05/22	100	102,086
2.75%, 03/01/23	170	172,955
2.75%, 04/30/25 (Call 01/30/25)	57	57,074
2.85%, 02/24/26 (Call 11/24/25)[a]	100	99,603
3.13%, 11/01/20	100	103,310
3.45%, 10/06/46 (Call 04/06/46)	150	142,443
4.00%, 03/05/42	62	64,259
4.25%, 10/22/44 (Call 04/22/44)	75	80,496
4.45%, 04/14/46 (Call 10/14/45)	175	194,974
4.50%, 01/15/20	50	52,816
4.60%, 07/17/45 (Call 01/17/45)	50	56,643

		6,495,615
BIOTECHNOLOGY — 1.27%
Gilead Sciences Inc.
2.35%, 02/01/20[a]	272	274,478
2.55%, 09/01/20	162	164,279
2.95%, 03/01/27 (Call 12/01/26)[a]	150	147,741
3.50%, 02/01/25 (Call 11/01/24)	139	144,553
3.65%, 03/01/26 (Call 12/01/25)	96	99,941
4.00%, 09/01/36 (Call 03/01/36)[a]	50	52,027
4.15%, 03/01/47 (Call 09/01/46)	225	231,460

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.50%, 02/01/45 (Call 08/01/44)	$225	$243,717
4.60%, 09/01/35 (Call 03/01/35)	167	185,746

		1,543,942
CHEMICALS — 0.67%
EI du Pont de Nemours & Co.
2.20%, 05/01/20	200	200,782
2.80%, 02/15/23	25	25,172
4.15%, 02/15/43	84	86,167
4.63%, 01/15/20	100	105,667
5.75%, 03/15/19	8	8,403
Monsanto Co.
3.95%, 04/15/45 (Call 10/15/44)	102	97,934
4.20%, 07/15/34 (Call 01/15/34)	106	109,536
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)[a]	34	33,817
2.45%, 02/15/22 (Call 11/15/21)	25	25,196
3.55%, 11/07/42 (Call 05/07/42)	30	29,452
4.50%, 08/15/19	89	92,992

		815,118
COMMERCIAL SERVICES — 0.30%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	85	85,688
3.38%, 09/15/25 (Call 06/15/25)	17	17,579
Board of Trustees of The Leland Stanford Junior University (The)
3.65%, 05/01/48 (Call 11/01/47)	75	78,076
Massachusetts Institute of Technology
5.60%, 07/01/11	50	67,042
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	75	71,678
Princeton University
5.70%, 03/01/39	24	32,272
Series A
4.95%, 03/01/19	12	12,481

		364,816
COMPUTERS — 3.78%
Apple Inc.
1.55%, 02/07/20	150	149,106
2.00%, 05/06/20	108	108,270
2.10%, 05/06/19	255	256,573
2.25%, 02/23/21 (Call 01/23/21)	150	150,885
2.40%, 05/03/23	300	299,007

Security	Principal (000s)	Value
2.50%, 02/09/22 (Call 01/09/22)	$75	$75,784
2.70%, 05/13/22	112	113,845
2.85%, 05/06/21[a]	292	299,247
2.85%, 02/23/23 (Call 12/23/22)	100	102,075
2.85%, 05/11/24 (Call 03/11/24)	125	126,338
2.90%, 09/12/27 (Call 06/12/27)	25	24,809
3.00%, 02/09/24 (Call 12/09/23)	50	51,027
3.20%, 05/13/25	174	178,877
3.20%, 05/11/27 (Call 02/11/27)[a]	150	152,597
3.25%, 02/23/26 (Call 11/23/25)	200	204,898
3.35%, 02/09/27 (Call 11/09/26)	150	154,140
3.45%, 05/06/24	127	133,074
3.45%, 02/09/45	60	56,905
3.75%, 09/12/47 (Call 03/12/47)	25	24,868
3.85%, 05/04/43[a]	112	114,072
3.85%, 08/04/46 (Call 02/04/46)	200	202,296
4.25%, 02/09/47 (Call 08/09/46)	98	105,169
4.38%, 05/13/45	138	150,882
4.45%, 05/06/44	57	63,190
4.65%, 02/23/46 (Call 08/23/45)	200	227,586
International Business Machines Corp.
1.63%, 05/15/20	197	195,816
1.88%, 05/15/19	97	97,197
2.88%, 11/09/22	100	101,969
2.90%, 11/01/21	100	102,588
3.30%, 01/27/27[a]	100	102,105
3.45%, 02/19/26[a]	100	103,325
3.63%, 02/12/24[a]	150	157,822
4.00%, 06/20/42[a]	200	205,312

		4,591,654
COSMETICS & PERSONAL CARE — 0.89%
Colgate-Palmolive Co.
1.75%, 03/15/19[a]	34	34,036
1.95%, 02/01/23	79	77,427
3.70%, 08/01/47 (Call 02/01/47)	100	99,988
Estee Lauder Companies Inc. (The)
1.80%, 02/07/20	25	24,935
3.15%, 03/15/27 (Call 12/15/26)[a]	25	25,301
4.15%, 03/15/47 (Call 09/15/46)[a]	25	26,556
Procter & Gamble Co. (The)
1.70%, 11/03/21	85	83,643
2.30%, 02/06/22	95	95,350
2.70%, 02/02/26	100	99,164

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.85%, 08/11/27	$25	$24,870
5.55%, 03/05/37	110	144,760
Unilever Capital Corp.
2.10%, 07/30/20	97	97,414
2.20%, 03/06/19	97	97,593
3.10%, 07/30/25	100	101,418
5.90%, 11/15/32	34	44,802

		1,077,257
DISTRIBUTION & WHOLESALE — 0.04%
WW Grainger Inc.
4.60%, 06/15/45 (Call 12/15/44)	45	48,977

		48,977
DIVERSIFIED FINANCIAL SERVICES — 4.37%
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	275	273,529
2.65%, 12/02/22	100	100,302
4.05%, 12/03/42	101	104,208
American Express Credit Corp.
2.13%, 03/18/19	112	112,401
2.20%, 03/03/20 (Call 02/01/20)	100	100,308
2.25%, 08/15/19	45	45,257
2.25%, 05/05/21 (Call 04/04/21)	150	150,067
2.38%, 05/26/20 (Call 04/25/20)	125	125,895
3.30%, 05/03/27 (Call 04/03/27)	150	151,684
Series F
2.60%, 09/14/20 (Call 08/14/20)	175	177,165
Ameriprise Financial Inc.
4.00%, 10/15/23	297	317,395
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)[a]	225	229,169
Credit Suisse USA Inc.
7.13%, 07/15/32	100	138,085
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	430	432,537
3.37%, 11/15/25	200	205,016
4.42%, 11/15/35	600	642,774
HSBC Finance Corp.
6.68%, 01/15/21	54	60,722
Intercontinental Exchange Inc.
3.10%, 09/15/27 (Call 06/15/27)	100	99,572
3.75%, 12/01/25 (Call 09/01/25)	200	210,074

Security	Principal (000s)	Value
Invesco Finance PLC
3.75%, 01/15/26	$97	$100,906
Mastercard Inc.
2.00%, 04/01/19	45	45,184
2.95%, 11/21/26 (Call 08/21/26)	75	75,100
3.38%, 04/01/24	107	111,736
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	50	49,854
4.02%, 11/01/32 (Call 05/01/32)	50	52,839
10.38%, 11/01/18	30	32,521
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	45	45,881
5.60%, 12/01/19	57	61,082
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	75	75,568
2.75%, 09/15/27 (Call 06/15/27)	150	147,359
2.80%, 12/14/22 (Call 10/14/22)	275	280,274
3.15%, 12/14/25 (Call 09/14/25)	300	306,207
3.65%, 09/15/47 (Call 03/15/47)	25	24,909
4.30%, 12/14/45 (Call 06/14/45)[a]	200	220,562

		5,306,142
ELECTRIC — 4.01%
AEP Transmission Co. LLC
3.75%, 12/01/47 (Call 06/01/47)[d]	25	25,273
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	150	158,010
4.50%, 02/01/45 (Call 08/01/44)	150	164,944
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	75	74,360
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	150	145,117
3.65%, 06/15/46 (Call 12/15/45)	150	149,431
3.75%, 08/15/47 (Call 02/15/47)	25	25,487
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	100	102,710
3.95%, 03/01/43 (Call 09/01/42)	62	64,394
4.45%, 03/15/44 (Call 09/15/43)	45	50,378
Series 08-B
6.75%, 04/01/38	79	112,850

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Consumers Energy Co.
6.70%, 09/15/19	$30	$32,586
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	25	25,170
Duke Energy Carolinas LLC
3.88%, 03/15/46 (Call 09/15/45)	50	51,929
4.00%, 09/30/42 (Call 03/30/42)	125	130,922
5.30%, 02/15/40	18	22,143
Duke Energy Florida LLC
3.20%, 01/15/27 (Call 10/15/26)	75	75,715
3.40%, 10/01/46 (Call 04/01/46)	100	95,065
6.40%, 06/15/38	120	165,202
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	40	40,659
3.00%, 09/15/21 (Call 06/15/21)	100	102,736
3.60%, 09/15/47 (Call 03/15/47)	10	9,852
4.15%, 12/01/44 (Call 06/01/44)	75	80,498
4.20%, 08/15/45 (Call 02/15/45)	70	75,507
5.30%, 01/15/19	12	12,492
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	24	24,315
3.13%, 12/01/25 (Call 06/01/25)	150	152,508
4.05%, 06/01/42 (Call 12/01/41)	100	107,399
Georgia Power Co.
4.30%, 03/15/42	184	192,819
5.40%, 06/01/40	50	59,219
Series 10-C
4.75%, 09/01/40	24	26,390
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	12	12,396
5.13%, 11/01/40 (Call 05/01/40)	109	133,415
Northern States Power Co./MN
3.60%, 09/15/47 (Call 03/15/47)	50	49,965
Oncor Electric Delivery Co. LLC
3.75%, 04/01/45 (Call 10/01/44)	50	50,480
5.30%, 06/01/42 (Call 12/01/41)	50	61,503
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	201	207,436
4.00%, 12/01/46 (Call 06/01/46)[a]	50	50,173
4.30%, 03/15/45 (Call 09/15/44)[a]	75	78,757
5.80%, 03/01/37	29	35,600
6.05%, 03/01/34	181	225,278
PacifiCorp
6.00%, 01/15/39	200	266,848

Security	Principal (000s)	Value
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	$29	$28,766
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	24	23,887
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	50	48,171
4.50%, 08/15/40[a]	25	28,829
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	147	148,940
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)[a]	79	83,185
4.00%, 04/01/47 (Call 10/01/46)	50	53,504
4.65%, 10/01/43 (Call 04/01/43)	135	158,097
5.50%, 03/15/40	59	75,093
Series 08-A
5.95%, 02/01/38[a]	12	15,803
Virginia Electric & Power Co.
4.00%, 11/15/46 (Call 05/15/46)	75	77,970
4.45%, 02/15/44 (Call 08/15/43)	68	75,828
8.88%, 11/15/38	81	137,428
Series A
3.15%, 01/15/26 (Call 10/15/25)	150	152,049
Westar Energy Inc.
4.13%, 03/01/42 (Call 09/01/41)	24	25,401

		4,860,882
ELECTRICAL COMPONENTS & EQUIPMENT — 0.10%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	57	57,962
2.63%, 02/15/23 (Call 11/15/22)	57	57,103

		115,065
ELECTRONICS — 0.37%
Honeywell International Inc.
2.50%, 11/01/26 (Call 08/01/26)	175	167,808
4.25%, 03/01/21	167	178,127
5.38%, 03/01/41	84	106,885

		452,820
ENGINEERING & CONSTRUCTION — 0.10%
ABB Finance USA Inc.
2.88%, 05/08/22	47	47,902
4.38%, 05/08/42	67	71,533

		119,435

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FOOD — 0.04%
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	$50	$46,999

		46,999
GAS — 0.10%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	90	95,799
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)[a]	25	28,097

		123,896
HAND & MACHINE TOOLS — 0.04%
Stanley Black & Decker Inc.
2.90%, 11/01/22[a]	45	45,559

		45,559
HEALTH CARE – PRODUCTS — 1.24%
Danaher Corp.
3.35%, 09/15/25 (Call 06/15/25)	120	124,423
Medtronic Global Holdings SCA
1.70%, 03/28/19	21	20,979
3.35%, 04/01/27 (Call 01/01/27)	50	51,161
Medtronic Inc.
2.50%, 03/15/20	150	152,025
3.15%, 03/15/22	200	206,172
3.50%, 03/15/25	350	363,713
4.13%, 03/15/21 (Call 12/15/20)	14	14,785
4.38%, 03/15/35	344	379,941
4.63%, 03/15/44 (Call 09/15/43)	95	106,753
4.63%, 03/15/45	70	79,486

		1,499,438
HEALTH CARE – SERVICES — 1.86%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	67	66,841
3.88%, 08/15/47 (Call 02/15/47)	75	71,212
4.13%, 06/01/21 (Call 03/01/21)	17	17,876
4.50%, 05/15/42 (Call 11/15/41)	122	127,217
Ascension Health
3.95%, 11/15/46	75	76,797
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)	34	37,231
Duke University Health System Inc.
Series 2017
3.92%, 06/01/47 (Call 12/01/46)[a]	75	76,285

Security	Principal (000s)	Value
Howard Hughes Medical Institute
3.50%, 09/01/23	$82	$86,388
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)[a]	50	50,331
4.15%, 05/01/47 (Call 11/01/46)	50	53,344
4.88%, 04/01/42	25	29,064
UnitedHealth Group Inc.
2.13%, 03/15/21	100	99,820
2.70%, 07/15/20	162	164,973
2.88%, 03/15/22 (Call 12/15/21)	76	77,507
2.88%, 03/15/23	79	80,496
3.38%, 11/15/21 (Call 08/15/21)[a]	100	103,936
3.45%, 01/15/27	200	206,186
3.75%, 07/15/25	150	158,809
4.20%, 01/15/47 (Call 07/15/46)	25	26,465
4.63%, 07/15/35	107	121,841
4.75%, 07/15/45	300	347,052
6.50%, 06/15/37[a]	25	34,558
6.88%, 02/15/38	95	136,927

		2,251,156
HOUSEHOLD PRODUCTS & WARES — 0.07%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)[a]	50	45,941
6.63%, 08/01/37	29	40,743

		86,684
INSURANCE — 2.81%
Aflac Inc.
3.63%, 11/15/24	57	60,038
Allstate Corp. (The)
3.15%, 06/15/23	57	58,414
3.28%, 12/15/26 (Call 09/15/26)[a]	100	101,812
4.50%, 06/15/43	34	37,684
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	350	350,056
3.00%, 05/15/22	81	83,540
4.30%, 05/15/43[a]	73	79,935
4.40%, 05/15/42	100	111,208
5.75%, 01/15/40	12	15,498
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	90	90,389
3.00%, 02/11/23	45	46,275
3.13%, 03/15/26 (Call 12/15/25)[a]	125	126,502

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Chubb Corp. (The)
6.00%, 05/11/37	$24	$31,450
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	200	203,492
3.15%, 03/15/25	57	57,940
3.35%, 05/15/24	45	46,548
3.35%, 05/03/26 (Call 02/03/26)	50	51,374
4.35%, 11/03/45 (Call 05/03/45)	50	55,439
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	57	56,843
4.13%, 05/15/43 (Call 11/15/42)	24	24,176
Manulife Financial Corp.
4.15%, 03/04/26	75	79,892
5.38%, 03/04/46[a]	25	30,554
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	57	57,256
3.75%, 03/14/26 (Call 12/14/25)	100	104,776
4.80%, 07/15/21 (Call 04/15/21)	11	11,893
MetLife Inc.
3.00%, 03/01/25	167	167,726
3.60%, 11/13/25 (Call 08/13/25)	32	33,313
4.05%, 03/01/45	123	125,587
4.13%, 08/13/42	161	166,311
4.88%, 11/13/43	75	85,882
6.38%, 06/15/34	25	32,899
7.72%, 02/15/19	89	95,565
Series D
4.37%, 09/15/23	150	163,093
Progressive Corp. (The)
4.13%, 04/15/47 (Call 10/15/46)	50	52,769
Prudential Financial Inc.
3.50%, 05/15/24	100	104,200
4.60%, 05/15/44	100	111,176
6.20%, 11/15/40	50	65,724
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	125	124,276
5.35%, 11/01/40	50	62,035
Travelers Property Casualty Corp.
6.38%, 03/15/33	34	44,411

		3,407,951
INTERNET — 0.69%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	200	201,262
3.60%, 11/28/24 (Call 08/28/24)	194	200,637

Security	Principal (000s)	Value
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	$25	$23,496
3.38%, 02/25/24	107	112,160
3.63%, 05/19/21	100	105,629
Baidu Inc.
3.50%, 11/28/22	194	199,409

		842,593
MACHINERY — 1.60%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	167	167,650
2.25%, 12/01/19	45	45,322
2.85%, 06/01/22	45	45,904
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	100	100,944
3.80%, 08/15/42	98	101,589
3.90%, 05/27/21	189	200,058
5.20%, 05/27/41	95	116,665
7.90%, 12/15/18	57	60,649
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	67	70,330
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	101	101,991
3.90%, 06/09/42 (Call 12/09/41)	114	119,703
4.38%, 10/16/19	175	183,207
John Deere Capital Corp.
1.95%, 01/08/19	150	150,375
1.95%, 06/22/20	50	49,953
2.05%, 03/10/20	34	34,063
2.15%, 09/08/22	25	24,680
2.25%, 04/17/19	161	162,022
2.80%, 03/04/21	38	38,723
2.80%, 09/08/27	25	24,581
3.90%, 07/12/21	140	147,956

		1,946,365
MANUFACTURING — 2.11%
3M Co.
2.00%, 06/26/22	50	49,506
2.25%, 03/15/23 (Call 02/15/23)	50	49,827
2.88%, 10/15/27 (Call 07/15/27)[a]	25	24,983
3.00%, 08/07/25	232	235,816
3.63%, 10/15/47 (Call 04/15/47)	50	50,391

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	$150	$150,745
2.70%, 10/09/22	250	253,567
3.10%, 01/09/23	125	129,434
4.13%, 10/09/42	35	36,441
4.50%, 03/11/44	197	216,182
5.30%, 02/11/21	150	164,328
5.50%, 01/08/20	75	80,624
5.88%, 01/14/38	425	547,030
Series A
5.55%, 05/04/20	125	135,889
6.75%, 03/15/32	25	34,426
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	100	98,010
3.50%, 03/01/24 (Call 12/01/23)	57	59,967
3.90%, 09/01/42 (Call 03/01/42)	50	51,740
6.25%, 04/01/19	24	25,450
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)[d]	50	50,567
3.30%, 11/21/24 (Call 08/21/24)	87	89,418
4.10%, 03/01/47 (Call 09/01/46)[d]	25	26,071

		2,560,412
MEDIA — 2.93%
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	50	46,931
2.75%, 03/01/23 (Call 02/01/23)	200	202,060
2.85%, 01/15/23	101	102,712
3.13%, 07/15/22	200	207,374
3.15%, 03/01/26 (Call 12/01/25)	125	125,894
3.30%, 02/01/27 (Call 11/01/26)	125	126,707
3.40%, 07/15/46 (Call 01/15/46)	125	114,380
3.60%, 03/01/24	45	47,167
3.97%, 11/01/47 (Call 05/01/47)[d]	154	153,232
4.00%, 11/01/49 (Call 05/01/49)[d]	51	50,744
4.05%, 11/01/52 (Call 05/01/52)[d]	259	255,755
4.25%, 01/15/33	200	216,956
4.40%, 08/15/35 (Call 02/15/35)	100	108,520
4.50%, 01/15/43	125	134,977
4.60%, 08/15/45 (Call 02/15/45)	162	177,649
4.65%, 07/15/42	100	109,756
4.75%, 03/01/44	57	63,738
5.65%, 06/15/35	50	61,838
6.40%, 05/15/38	35	47,037

Security	Principal (000s)	Value
NBCUniversal Media LLC
2.88%, 01/15/23	$57	$57,925
4.38%, 04/01/21	150	160,840
5.15%, 04/30/20	145	156,161
Walt Disney Co. (The)
1.85%, 07/30/26	100	91,561
1.95%, 03/04/20	100	100,114
2.15%, 09/17/20	100	100,483
2.30%, 02/12/21	125	126,009
2.35%, 12/01/22	139	138,798
3.00%, 02/13/26[a]	100	101,079
5.50%, 03/15/19	75	78,809
Series E
4.13%, 12/01/41[a]	89	94,400

		3,559,606
METAL FABRICATE & HARDWARE — 0.15%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	67	67,214
3.25%, 06/15/25 (Call 03/15/25)	107	109,383
3.90%, 01/15/43 (Call 07/15/42)	7	7,118

		183,715
MINING — 0.54%
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	65	66,479
5.00%, 09/30/43	200	237,672
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	75	89,550
7.13%, 07/15/28	157	208,472
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	50	52,541

		654,714
OIL & GAS — 6.53%
BP Capital Markets PLC
2.24%, 05/10/19	45	45,278
2.50%, 11/06/22	150	149,562
2.52%, 01/15/20	200	202,518
2.75%, 05/10/23	200	201,388
3.02%, 01/16/27 (Call 10/16/26)	6	5,940
3.22%, 11/28/23 (Call 09/28/23)[a]	150	153,957
3.22%, 04/14/24 (Call 02/14/24)	100	102,460
3.28%, 09/19/27 (Call 06/19/27)	25	25,157
3.51%, 03/17/25	125	129,818
3.56%, 11/01/21	100	104,721

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.72%, 11/28/28 (Call 08/28/28)	$295	$306,841
4.50%, 10/01/20	67	71,475
4.74%, 03/11/21	12	12,973
Chevron Corp.
1.79%, 11/16/18	225	225,351
1.96%, 03/03/20 (Call 02/03/20)	245	245,434
2.10%, 05/16/21 (Call 04/15/21)	125	124,919
2.36%, 12/05/22 (Call 09/05/22)	100	99,811
2.95%, 05/16/26 (Call 02/16/26)	150	150,285
3.19%, 06/24/23 (Call 03/24/23)	75	77,758
3.33%, 11/17/25 (Call 08/17/25)	150	155,234
4.95%, 03/03/19	150	156,366
Conoco Funding Co.
7.25%, 10/15/31	89	121,384
ConocoPhillips
6.50%, 02/01/39	175	239,724
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)	17	17,048
3.35%, 11/15/24 (Call 08/15/24)	100	103,758
4.20%, 03/15/21 (Call 02/15/21)	150	159,179
4.30%, 11/15/44 (Call 05/15/44)	45	47,844
4.95%, 03/15/26 (Call 12/15/25)	200	227,280
5.95%, 03/15/46 (Call 09/15/45)[a]	50	66,560
Exxon Mobil Corp.
1.71%, 03/01/19	200	200,146
1.91%, 03/06/20 (Call 02/06/20)	100	100,154
2.22%, 03/01/21 (Call 02/01/21)	100	100,648
2.71%, 03/06/25 (Call 12/06/24)	100	100,640
2.73%, 03/01/23 (Call 01/01/23)	100	101,583
3.18%, 03/15/24 (Call 12/15/23)	101	104,958
3.57%, 03/06/45 (Call 09/06/44)	75	74,897
4.11%, 03/01/46 (Call 09/01/45)[a]	175	190,515
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	63	63,487
3.13%, 02/15/22 (Call 11/15/21)	100	103,068
3.40%, 04/15/26 (Call 01/15/26)	75	77,026
4.40%, 04/15/46 (Call 10/15/45)	100	108,200
4.63%, 06/15/45 (Call 12/15/44)	95	105,369
Shell International Finance BV
1.38%, 05/10/19	100	99,481
1.38%, 09/12/19	300	297,723
1.75%, 09/12/21	275	270,660
1.88%, 05/10/21[a]	225	223,249

Security	Principal (000s)	Value
2.13%, 05/11/20	$100	$100,434
2.25%, 01/06/23	125	124,116
2.38%, 08/21/22	50	50,075
3.25%, 05/11/25	155	159,340
3.75%, 09/12/46	75	73,798
4.00%, 05/10/46	225	230,119
4.13%, 05/11/35	217	232,424
4.55%, 08/12/43	112	123,714
6.38%, 12/15/38	225	309,280
Total Capital Canada Ltd.
2.75%, 07/15/23	101	102,258
Total Capital International SA
2.13%, 01/10/19	24	24,125
2.70%, 01/25/23[a]	75	75,844
3.75%, 04/10/24	100	106,068
Total Capital SA
4.45%, 06/24/20	150	159,670

		7,923,092
OIL & GAS SERVICES — 0.08%
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	95	100,459

		100,459
PHARMACEUTICALS — 4.81%
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	100	101,222
AstraZeneca PLC
1.95%, 09/18/19	150	149,881
2.38%, 06/12/22 (Call 05/12/22)	50	49,587
6.45%, 09/15/37	125	168,277
Bristol-Myers Squibb Co.
1.60%, 02/27/19	40	39,922
3.25%, 02/27/27[a]	40	40,940
4.50%, 03/01/44 (Call 09/01/43)	49	55,414
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	157	158,956
5.55%, 03/15/37	18	22,517
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	100	101,455
6.38%, 05/15/38	100	137,404
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	195	199,177
Johnson & Johnson
1.13%, 03/01/19	100	99,419

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
1.65%, 12/05/18	$57	$57,053
2.05%, 03/01/23 (Call 01/01/23)[a]	150	148,335
2.25%, 03/03/22 (Call 02/03/22)	50	50,282
2.45%, 03/01/26 (Call 12/01/25)	100	97,658
2.95%, 03/03/27 (Call 12/03/26)	50	50,695
3.38%, 12/05/23	25	26,519
3.63%, 03/03/37 (Call 09/03/36)	75	78,205
3.70%, 03/01/46 (Call 09/01/45)	125	129,821
3.75%, 03/03/47 (Call 09/03/46)	50	52,847
4.38%, 12/05/33 (Call 06/05/33)	72	81,913
4.50%, 12/05/43 (Call 06/05/43)	25	28,962
5.95%, 08/15/37	167	227,168
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	125	133,669
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	95	95,490
2.75%, 02/10/25 (Call 11/10/24)	150	150,127
3.60%, 09/15/42 (Call 03/15/42)	75	74,775
3.70%, 02/10/45 (Call 08/10/44)	100	101,397
3.88%, 01/15/21 (Call 10/15/20)	150	158,194
4.15%, 05/18/43	101	109,830
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	79	83,089
Novartis Capital Corp.
1.80%, 02/14/20	100	99,960
2.40%, 05/17/22 (Call 04/17/22)	75	75,408
2.40%, 09/21/22	139	139,480
3.00%, 11/20/25 (Call 08/20/25)	75	76,407
3.10%, 05/17/27 (Call 02/17/27)	105	106,725
3.40%, 05/06/24	89	93,303
3.70%, 09/21/42	73	74,480
4.00%, 11/20/45 (Call 05/20/45)	75	80,305
4.40%, 05/06/44	50	56,699
Novartis Securities Investment Ltd.
5.13%, 02/10/19[a]	86	89,535
Pfizer Inc.
1.70%, 12/15/19	150	149,850
2.10%, 05/15/19	125	125,809
2.20%, 12/15/21	200	200,656
2.75%, 06/03/26	50	49,688
3.00%, 06/15/23	167	172,949
3.00%, 12/15/26	50	50,555
4.00%, 12/15/36	50	54,133

Security	Principal (000s)	Value
4.13%, 12/15/46	$25	$26,862
4.40%, 05/15/44	125	139,201
7.20%, 03/15/39	272	415,290
Sanofi
4.00%, 03/29/21	187	197,865
Wyeth LLC
5.95%, 04/01/37	75	100,174

		5,835,534
PIPELINES — 0.51%
TransCanada PipeLines Ltd.
2.50%, 08/01/22	107	107,065
3.80%, 10/01/20	67	69,929
4.63%, 03/01/34 (Call 12/01/33)	100	110,788
4.88%, 01/15/26 (Call 10/15/25)[a]	125	141,604
6.10%, 06/01/40	37	48,622
7.63%, 01/15/39	90	135,236

		613,244
REAL ESTATE — 0.09%
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)	100	108,228

		108,228
REAL ESTATE INVESTMENT TRUSTS — 0.77%
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)[a]	50	53,689
4.63%, 12/15/21 (Call 09/15/21)	112	121,106
Public Storage
3.09%, 09/15/27 (Call 06/15/27)	50	49,688
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)[a]	45	45,204
2.50%, 07/15/21 (Call 04/15/21)[a]	200	201,274
3.25%, 11/30/26 (Call 08/30/26)[a]	25	25,037
3.30%, 01/15/26 (Call 10/15/25)	125	125,630
3.38%, 03/15/22 (Call 12/15/21)[a]	100	103,290
3.50%, 09/01/25 (Call 06/01/25)	100	102,578
4.25%, 11/30/46 (Call 05/30/46)[a]	100	103,564

		931,060
RETAIL — 3.86%
Costco Wholesale Corp.
1.70%, 12/15/19	37	36,966
1.75%, 02/15/20	57	56,858
2.15%, 05/18/21 (Call 04/18/21)[a]	76	76,137
2.30%, 05/18/22 (Call 04/18/22)[a]	100	100,055
3.00%, 05/18/27 (Call 02/18/27)	100	100,261

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	$57	$57,256
2.63%, 06/01/22 (Call 05/01/22)	225	228,760
2.70%, 04/01/23 (Call 01/01/23)[a]	50	50,669
2.80%, 09/14/27 (Call 06/14/27)[a]	100	98,358
3.00%, 04/01/26 (Call 01/01/26)[a]	50	50,441
3.50%, 09/15/56 (Call 03/15/56)	50	46,380
3.75%, 02/15/24 (Call 11/15/23)	175	185,733
3.90%, 06/15/47 (Call 12/15/46)	100	102,550
4.20%, 04/01/43 (Call 10/01/42)	79	84,072
4.25%, 04/01/46 (Call 10/01/45)	170	183,124
4.88%, 02/15/44 (Call 08/15/43)	37	43,422
5.40%, 09/15/40 (Call 03/15/40)	50	62,048
5.88%, 12/16/36	150	197,935
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	100	95,886
3.10%, 05/03/27 (Call 02/03/27)	150	150,321
3.12%, 04/15/22 (Call 01/15/22)	57	58,750
3.70%, 04/15/46 (Call 10/15/45)[a]	50	48,697
3.80%, 11/15/21 (Call 08/15/21)	18	19,011
4.05%, 05/03/47 (Call 11/03/46)	50	51,582
4.65%, 04/15/42 (Call 10/15/41)	129	143,920
Starbucks Corp.
2.45%, 06/15/26 (Call 03/15/26)[a]	150	144,396
3.85%, 10/01/23 (Call 07/01/23)	111	119,279
Target Corp.
2.50%, 04/15/26[a]	250	240,297
2.90%, 01/15/22	90	92,107
3.63%, 04/15/46	75	71,311
4.00%, 07/01/42[a]	130	131,856
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	75	70,213
Wal-Mart Stores Inc.
2.35%, 12/15/22 (Call 11/15/22)	250	249,445
2.55%, 04/11/23 (Call 01/11/23)	189	190,325
3.25%, 10/25/20	75	77,896
3.30%, 04/22/24 (Call 01/22/24)	139	145,105
3.63%, 07/08/20	100	104,609
3.63%, 12/15/47 (Call 06/15/47)	100	101,710
4.30%, 04/22/44 (Call 10/22/43)[a]	240	273,065
6.20%, 04/15/38	250	347,195

		4,688,001

Security	Principal (000s)	Value
SEMICONDUCTORS — 2.56%
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	$75	$76,808
4.30%, 06/15/21	100	107,348
4.35%, 04/01/47 (Call 10/01/46)	75	82,106
5.10%, 10/01/35 (Call 04/01/35)	85	101,096
5.85%, 06/15/41	34	43,745
Intel Corp.
2.60%, 05/19/26 (Call 02/19/26)	150	146,850
2.88%, 05/11/24 (Call 03/11/24)	250	252,970
3.15%, 05/11/27 (Call 02/11/27)	75	76,326
3.30%, 10/01/21[a]	350	365,351
3.70%, 07/29/25 (Call 04/29/25)	100	106,054
4.00%, 12/15/32	75	82,184
4.10%, 05/19/46 (Call 11/19/45)	100	105,966
4.25%, 12/15/42	40	43,306
4.90%, 07/29/45 (Call 01/29/45)	145	172,547
QUALCOMM Inc.
1.85%, 05/20/19	50	50,036
2.10%, 05/20/20[a]	175	175,378
2.25%, 05/20/20	54	54,321
2.60%, 01/30/23 (Call 12/30/22)	75	74,782
2.90%, 05/20/24 (Call 03/20/24)	125	125,257
3.00%, 05/20/22	148	150,922
3.25%, 05/20/27 (Call 02/20/27)[a]	175	175,245
3.45%, 05/20/25 (Call 02/20/25)	117	120,249
4.30%, 05/20/47 (Call 11/20/46)	50	50,520
4.65%, 05/20/35 (Call 11/20/34)	25	27,315
4.80%, 05/20/45 (Call 11/20/44)	113	123,615
Texas Instruments Inc.
1.65%, 08/03/19	145	144,665
Xilinx Inc.
2.13%, 03/15/19	67	67,122

		3,102,084
SOFTWARE — 5.13%
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)[a]	50	51,240
4.75%, 02/01/20	50	53,016
Microsoft Corp.
1.10%, 08/08/19	100	98,938
1.55%, 08/08/21 (Call 07/08/21)	150	146,992
1.63%, 12/06/18	24	24,003
2.00%, 11/03/20 (Call 10/03/20)	300	300,648

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.00%, 08/08/23 (Call 06/08/23)	$160	$155,995
2.38%, 02/12/22 (Call 01/12/22)	300	302,169
2.40%, 08/08/26 (Call 05/08/26)	125	120,702
2.65%, 11/03/22 (Call 09/03/22)	125	126,825
2.88%, 02/06/24 (Call 12/06/23)	50	50,871
3.00%, 10/01/20	189	194,993
3.30%, 02/06/27 (Call 11/06/26)	75	77,535
3.45%, 08/08/36 (Call 02/08/36)	100	101,541
3.50%, 02/12/35 (Call 08/12/34)	300	306,597
3.70%, 08/08/46 (Call 02/08/46)	560	563,041
3.75%, 02/12/45 (Call 08/12/44)	50	50,806
3.95%, 08/08/56 (Call 02/08/56)	150	153,618
4.00%, 02/12/55 (Call 08/12/54)	25	25,800
4.10%, 02/06/37 (Call 08/06/36)	100	109,562
4.20%, 11/03/35 (Call 05/03/35)	97	107,912
4.45%, 11/03/45 (Call 05/03/45)[a]	150	170,208
4.75%, 11/03/55 (Call 05/03/55)	25	29,332
4.88%, 12/15/43 (Call 06/15/43)[a]	45	53,696
5.30%, 02/08/41	62	77,918
Series 30Y
4.25%, 02/06/47 (Call 08/06/46)[a]	75	82,737
Oracle Corp.
2.25%, 10/08/19	222	224,178
2.38%, 01/15/19[a]	84	84,706
2.50%, 05/15/22 (Call 03/15/22)	175	176,489
2.50%, 10/15/22	200	200,862
2.65%, 07/15/26 (Call 04/15/26)	250	245,390
2.80%, 07/08/21	50	51,147
3.25%, 05/15/30 (Call 02/15/30)	150	152,679
3.40%, 07/08/24 (Call 04/08/24)	50	52,280
3.63%, 07/15/23	162	171,989
3.85%, 07/15/36 (Call 01/15/36)	200	208,760
3.88%, 07/15/20	50	52,615
3.90%, 05/15/35 (Call 11/15/34)	89	93,540
4.00%, 07/15/46 (Call 01/15/46)	100	103,465
4.13%, 05/15/45 (Call 11/15/44)[a]	50	52,618
4.30%, 07/08/34 (Call 01/08/34)	167	184,072
4.38%, 05/15/55 (Call 11/15/54)	62	67,321
5.00%, 07/08/19	112	118,035
5.38%, 07/15/40	245	305,949
6.50%, 04/15/38	100	141,054

		6,223,844

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 1.45%
America Movil SAB de CV
4.38%, 07/16/42[a]	$194	$200,449
5.00%, 03/30/20	100	106,446
6.38%, 03/01/35	50	62,659
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	150	148,095
2.13%, 03/01/19	45	45,247
2.20%, 02/28/21	50	50,125
2.45%, 06/15/20	100	101,353
2.60%, 02/28/23	50	50,434
3.63%, 03/04/24	89	94,418
4.45%, 01/15/20	217	228,933
4.95%, 02/15/19	367	382,018
5.50%, 01/15/40	223	285,944

		1,756,121
TRANSPORTATION — 1.57%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	100	102,389
3.00%, 04/01/25 (Call 01/01/25)	75	75,944
3.05%, 09/01/22 (Call 06/01/22)	50	51,543
3.75%, 04/01/24 (Call 01/01/24)	100	106,226
3.85%, 09/01/23 (Call 06/01/23)	125	133,661
3.90%, 08/01/46 (Call 02/01/46)	150	155,304
4.15%, 04/01/45 (Call 10/01/44)	35	37,324
4.55%, 09/01/44 (Call 03/01/44)	90	101,214
5.15%, 09/01/43 (Call 03/01/43)[a]	175	211,949
5.40%, 06/01/41 (Call 12/01/40)	25	30,537
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)[a]	75	69,734
Union Pacific Corp.
3.60%, 09/15/37 (Call 03/15/37)	25	25,413
4.00%, 02/01/21 (Call 11/01/20)	50	52,727
4.00%, 04/15/47 (Call 10/15/46)[a]	75	78,687
4.05%, 03/01/46 (Call 09/01/45)	125	132,227
4.10%, 09/15/67 (Call 03/15/67)	50	51,016
4.16%, 07/15/22 (Call 04/15/22)	88	94,919
United Parcel Service Inc.
2.45%, 10/01/22	47	47,331
3.13%, 01/15/21	62	64,117
4.88%, 11/15/40 (Call 05/15/40)	79	92,746
5.13%, 04/01/19	112	117,180
6.20%, 01/15/38	57	77,203

		1,909,391

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
WATER — 0.27%
American Water Capital Corp.
2.95%, 09/01/27 (Call 06/01/27)	$100	$99,478
3.40%, 03/01/25 (Call 12/01/24)	62	63,968
3.75%, 09/01/47 (Call 03/01/47)	100	100,488
6.59%, 10/15/37	50	68,760

		332,694

TOTAL CORPORATE BONDS & NOTES (Cost: $117,813,247)		118,627,220

SHORT-TERM INVESTMENTS — 11.64%

MONEY MARKET FUNDS — 11.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,e,f]	11,532	11,534,013
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,e]	2,595	2,594,571

		14,128,584

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,127,391)		14,128,584

TOTAL INVESTMENTS IN SECURITIES — 109.40%
(Cost: $131,940,638)[g]		132,755,804
Other Assets, Less Liabilities — (9.40)%		(11,410,335)

NET ASSETS — 100.00%		$121,345,469

VRN  —  Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	Affiliated issuer. See Schedule 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $131,942,517. Net unrealized appreciation was $813,287, of which $1,351,382 represented gross unrealized appreciation on investments and $538,095 represented gross unrealized depreciation on investments.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® AAA - A RATED CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	10,403	1,129	[b]	—	11,532	$11,534,013	$1,474	$203	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,026	1,569	[b]	—	2,595	2,594,571	66	—	7,901
PNC Bank N.A. 1.60%, 06/01/18	$242	$—		$(242)	$—	—	364	(713)	2,739
1.95%, 03/04/19	250	—		—	250	250,252	—	(621)	3,659
2.15%, 04/29/21	250	—		—	250	248,842	—	(2,914)	5,086
4.20%, 11/01/25	242	250		(150)	342	368,105	2,288	(6,008)	13,470
PNC Financial Services Group Inc. (The) 3.30%, 03/08/22	—	90		—	90	93,187	—	(154)	154
3.90%, 04/29/24	—	200		—	200	210,302	—	119	476
5.13%, 02/08/20	117	—		(50)	67	71,523	(368)	(533)	1,885

						$15,370,795	$3,824	$(10,621)	$35,370

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$118,627,220	$—	$118,627,220
Money market funds	14,128,584	—	—	14,128,584

Total	$14,128,584	$118,627,220	$—	$132,755,804

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CONVERTIBLE BONDS — 98.98%

AEROSPACE & DEFENSE — 0.32%
Aerojet Rocketdyne Holdings Inc.
2.25%, 12/15/23[a]	$825	$1,138,582

		1,138,582
AGRICULTURE — 0.24%
Vector Group Ltd.
1.75%, 04/15/20[b]	750	853,320

		853,320
APPAREL — 0.08%
Iconix Brand Group Inc.
1.50%, 03/15/18	425	277,253

		277,253
AUTO MANUFACTURERS — 3.11%
Navistar International Corp.
4.75%, 04/15/19	1,015	1,101,123
Tesla Inc.
0.25%, 03/01/19	2,375	2,575,118
1.25%, 03/01/21	3,650	4,054,967
2.38%, 03/15/22	2,700	3,276,531

		11,007,739
AUTO PARTS & EQUIPMENT — 0.30%
Meritor Inc.
3.25%, 10/15/37 (Call 10/15/25)[a]	1,000	1,070,580

		1,070,580
BIOTECHNOLOGY — 4.66%
Acorda Therapeutics Inc.
1.75%, 06/15/21	1,030	955,644
Aegerion Pharmaceuticals Inc.
2.00%, 08/15/19	750	596,970
AMAG Pharmaceuticals Inc.
3.25%, 06/01/22	900	822,834
BioMarin Pharmaceutical Inc.
0.60%, 08/01/24	1,300	1,249,053
0.75%, 10/15/18	1,100	1,159,884
1.50%, 10/15/20	865	983,462
Dermira Inc.
3.00%, 05/15/22[a]	850	926,211
Emergent BioSolutions Inc.
2.88%, 01/15/21	420	609,126
Illumina Inc.
0.00%, 06/15/19[c]	1,710	1,826,092
0.50%, 06/15/21	1,225	1,403,642

Security	Principal (000s)	Value
Intercept Pharmaceuticals Inc.
3.25%, 07/01/23	$1,400	$1,091,608
Ionis Pharmaceuticals Inc.
1.00%, 11/15/21	2,000	2,255,360
Medicines Co. (The)
2.50%, 01/15/22	1,140	1,244,264
2.75%, 07/15/23	965	906,212
Novavax Inc.
3.75%, 02/01/23	1,050	470,810

		16,501,172
BUILDING MATERIALS — 0.54%
Cemex SAB de CV
3.72%, 03/15/20	795	845,864
3.75%, 03/15/18	1,000	1,063,650

		1,909,514
COMMERCIAL SERVICES — 2.51%
Cardtronics Inc.
1.00%, 12/01/20	950	882,208
Euronet Worldwide Inc.
1.50%, 10/01/44 (Call 10/05/20)	1,115	1,523,224
Huron Consulting Group Inc.
1.25%, 10/01/19	370	346,742
LendingTree Inc.
0.63%, 06/01/22[a]	800	1,135,504
Live Nation Entertainment Inc.
2.50%, 05/15/19	750	990,120
Macquarie Infrastructure Corp.
2.00%, 10/01/23	1,105	1,060,469
2.88%, 07/15/19	805	847,834
Square Inc.
0.38%, 03/01/22[a]	1,250	2,117,637

		8,903,738
COMPUTERS — 1.17%
Brocade Communications Systems Inc.
1.38%, 01/01/20	1,625	1,627,129
Electronics For Imaging Inc.
0.75%, 09/01/19	950	927,428
Lumentum Holdings Inc.
0.25%, 03/15/24[a]	1,250	1,595,862

		4,150,419
DIVERSIFIED FINANCIAL SERVICES — 1.12%
Blackhawk Network Holdings Inc.
1.50%, 01/15/22	1,515	1,517,045

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Jefferies Group LLC
3.88%, 11/01/29 (Call 12/01/17)	$850	$851,836
PRA Group Inc.
3.00%, 08/01/20	450	412,835
3.50%, 06/01/23[a]	1,300	1,178,320

		3,960,036
ELECTRIC — 0.49%
NRG Yield Inc.
3.25%, 06/01/20[a]	550	549,610
3.50%, 02/01/19[a]	1,150	1,174,046

		1,723,656
ELECTRICAL COMPONENTS & EQUIPMENT — 0.78%
General Cable Corp.
4.50%, 11/15/29[d]	765	733,528
SunPower Corp.
0.75%, 06/01/18	75	72,353
0.88%, 06/01/21	1,190	922,345
4.00%, 01/15/23	1,300	1,030,328

		2,758,554
ELECTRONICS — 1.26%
II-VI Inc.
0.25%, 09/01/22[a]	764	891,489
OSI Systems Inc.
1.25%, 09/01/22[a]	805	845,934
TTM Technologies Inc.
1.75%, 12/15/20	775	1,341,261
Vishay Intertechnology Inc.
2.25%, 11/15/40	800	1,374,320

		4,453,004
ENERGY – ALTERNATE SOURCES — 0.70%
NextEra Energy Partners LP
1.50%, 09/15/20[a]	1,000	970,150
SolarCity Corp.
1.63%, 11/01/19	1,615	1,527,451

		2,497,601
ENGINEERING & CONSTRUCTION — 0.43%
Dycom Industries Inc.
0.75%, 09/15/21	1,315	1,529,503

		1,529,503
HEALTH CARE — PRODUCTS — 1.73%
Insulet Corp.
1.25%, 09/15/21	705	835,404

Security	Principal (000s)	Value
NuVasive Inc.
2.25%, 03/15/21	$1,725	$1,996,618
Wright Medical Group Inc.
2.00%, 02/15/20	1,515	1,640,897
Wright Medical Group NV
2.25%, 11/15/21	1,200	1,642,968

		6,115,887
HEALTH CARE – SERVICES — 2.56%
Anthem Inc.
2.75%, 10/15/42	1,355	3,880,612
Brookdale Senior Living Inc.
2.75%, 06/15/18	650	645,983
Molina Healthcare Inc.
1.13%, 01/15/20	1,437	2,457,600
1.63%, 08/15/44 (Call 08/19/18)	1,018	1,262,880
Teladoc Inc.
3.00%, 12/15/22[a]	750	811,890

		9,058,965
HOLDING COMPANIES – DIVERSIFIED — 0.79%
Ares Capital Corp.
3.75%, 02/01/22[a]	1,090	1,113,370
4.38%, 01/15/19	565	578,215
Prospect Capital Corp.
4.75%, 04/15/20	1,115	1,117,475

		2,809,060
HOME BUILDERS — 0.18%
CalAtlantic Group Inc.
0.25%, 06/01/19	650	650,689

		650,689
INSURANCE — 0.45%
Old Republic International Corp.
3.75%, 03/15/18	1,205	1,586,816

		1,586,816
INTERNET — 16.31%
Altaba Inc.
0.00%, 12/01/18[c]	3,900	5,367,921
Ctrip.com International Ltd.
1.00%, 07/01/20	2,050	2,235,484
1.25%, 10/15/18	1,285	1,634,314
1.25%, 09/15/22	2,605	2,722,069
1.99%, 07/01/25	915	1,061,693
FireEye Inc.
Series A
1.00%, 06/01/35 (Call 06/01/20)	1,650	1,558,112

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series B
1.63%, 06/01/35 (Call 06/01/22)	$1,000	$934,040
IAC FinanceCo Inc.
0.88%, 10/01/22[a]	1,500	1,619,062
Liberty Expedia Holdings Inc.
1.00%, 06/30/47 (Call 07/05/22)[a]	800	818,296
MercadoLibre Inc.
2.25%, 07/01/19	880	1,713,017
Palo Alto Networks Inc.
0.00%, 07/01/19[c]	1,540	2,151,334
Pandora Media Inc.
1.75%, 12/01/20	640	596,992
Priceline Group Inc. (The)
0.35%, 06/15/20	2,830	4,210,502
0.90%, 09/15/21	3,100	3,704,345
1.00%, 03/15/18	1,755	3,544,714
Shutterfly Inc.
0.25%, 05/15/18	450	444,420
Twitter Inc.
0.25%, 09/15/19	2,200	2,085,930
1.00%, 09/15/21	2,945	2,713,817
VeriSign Inc.
4.70%, 08/15/37	3,420	10,751,283
Vipshop Holdings Ltd.
1.50%, 03/15/19	1,750	1,715,875
Wayfair Inc.
0.38%, 09/01/22[a]	1,244	1,215,662
Web.com Group Inc.
1.00%, 08/15/18	845	839,693
Weibo Corp.
1.25%, 11/15/22[a]	2,000	2,085,000
Yandex NV
1.13%, 12/15/18	875	873,539
Zillow Group Inc.
2.00%, 12/01/21[a]	1,115	1,213,053

		57,810,167
IRON & STEEL — 0.36%
Allegheny Technologies Inc.
4.75%, 07/01/22	675	1,295,507

		1,295,507
LODGING — 1.66%
Caesars Entertainment Corp.
5.00%, 10/01/24	3,000	5,887,500

		5,887,500

Security	Principal (000s)	Value
MACHINERY — 0.22%
Chart Industries Inc.
2.00%, 08/01/18	$770	$769,738

		769,738
MANUFACTURING — 0.46%
Trinity Industries Inc.
3.88%, 06/01/36 (Call 06/01/18)	1,165	1,620,352

		1,620,352
MEDIA — 5.51%
DISH Network Corp.
2.38%, 03/15/24[a]	2,525	2,419,329
3.38%, 08/15/26	8,140	8,743,825
Liberty Interactive LLC
1.75%, 09/30/46 (Call 10/05/23)[a]	2,105	2,383,155
3.50%, 01/15/31 (Call 12/14/17)	950	537,937
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23[a]	1,200	1,434,300
Liberty Media Corp.
1.38%, 10/15/23	2,125	2,553,634
2.25%, 09/30/46 (Call 10/05/21)	1,400	1,462,804

		19,534,984
METAL FABRICATE & HARDWARE — 0.32%
RTI International Metals Inc.
1.63%, 10/15/19	1,040	1,148,150

		1,148,150
MINING — 0.50%
B2Gold Corp.
3.25%, 10/01/18	375	383,569
Royal Gold Inc.
2.88%, 06/15/19	855	936,413
SSR Mining Inc.
2.88%, 02/01/33 (Call 02/01/20)	450	439,672

		1,759,654
OIL & GAS — 2.55%
Chesapeake Energy Corp.
5.50%, 09/15/26[a]	3,350	2,959,960
Cobalt International Energy Inc.
2.63%, 12/01/19	865	134,075
3.13%, 05/15/24	1,700	229,500
Comstock Resources Inc. (7.75% PIK)
7.75%, 04/01/19 (Call 12/01/17)[e]	420	335,063

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Ensco Jersey Finance Ltd.
3.00%, 01/31/24[a]	$2,520	$2,135,750
Nabors Industries Inc.
0.75%, 01/15/24[a]	1,550	1,144,443
Oasis Petroleum Inc.
2.63%, 09/15/23	930	1,025,390
Whiting Petroleum Corp.
1.25%, 04/01/20	1,200	1,082,340

		9,046,521
OIL & GAS SERVICES — 0.97%
Weatherford International Ltd.
5.88%, 07/01/21	3,425	3,451,304

		3,451,304
PHARMACEUTICALS — 5.51%
Amicus Therapeutics Inc.
3.00%, 12/15/23[a]	615	1,494,358
Clovis Oncology Inc.
2.50%, 09/15/21	850	1,234,863
Depomed Inc.
2.50%, 09/01/21	1,030	744,433
DexCom Inc.
0.75%, 05/15/22[a]	1,000	887,900
Herbalife Ltd.
2.00%, 08/15/19	3,090	3,205,133
Horizon Pharma Investment Ltd.
2.50%, 03/15/22	1,150	1,058,115
Impax Laboratories Inc.
2.00%, 06/15/22	1,375	1,358,761
Ironwood Pharmaceuticals Inc.
2.25%, 06/15/22	840	988,235
Jazz Investments I Ltd.
1.50%, 08/15/24[a]	1,250	1,187,550
1.88%, 08/15/21	1,700	1,756,372
Neurocrine Biosciences Inc.
2.25%, 05/15/24[a]	1,450	1,668,964
Pacira Pharmaceuticals Inc./DE
2.38%, 04/01/22[a]	990	919,354
Radius Health Inc.
3.00%, 09/01/24	950	869,943
Sucampo Pharmaceuticals Inc.
3.25%, 12/15/21[a]	765	739,870

Security	Principal (000s)	Value
Teva Pharmaceutical Finance Co. LLC
Series C
0.25%, 02/01/26 (Call 11/21/17)	$1,600	$1,406,816

		19,520,667
PIPELINES — 0.25%
Cheniere Energy Inc.
4.25%, 03/15/45 (Call 03/15/20)	1,275	884,952

		884,952
REAL ESTATE INVESTMENT TRUSTS — 4.58%
Apollo Commercial Real Estate Finance Inc.
5.50%, 03/15/19	435	467,586
Blackstone Mortgage Trust Inc.
4.38%, 05/05/22	1,175	1,191,603
Colony NorthStar Inc.
3.88%, 01/15/21	690	695,327
Empire State Realty OP LP
2.63%, 08/15/19[a]	895	979,712
Extra Space Storage LP
3.13%, 10/01/35 (Call 10/05/20)[a]	1,600	1,744,464
iStar Inc.
3.13%, 09/15/22[a]	850	860,361
Redwood Trust Inc.
4.63%, 04/15/18	850	854,046
Spirit Realty Capital Inc.
2.88%, 05/15/19	855	854,376
3.75%, 05/15/21	1,000	1,022,380
Starwood Property Trust Inc.
4.00%, 01/15/19	1,025	1,134,111
4.38%, 04/01/23 (Call 01/01/23)	700	712,033
4.55%, 03/01/18	1,055	1,096,789
Starwood Waypoint Homes
3.50%, 01/15/22[a]	825	920,997
Two Harbors Investment Corp.
6.25%, 01/15/22	910	948,639
VEREIT Inc.
3.00%, 08/01/18	1,565	1,569,538
3.75%, 12/15/20	1,150	1,192,055

		16,244,017
RETAIL — 0.58%
GNC Holdings Inc.
1.50%, 08/15/20	450	309,560

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
RH
0.00%, 06/15/19[a,c]	$850	$824,491
0.00%, 07/15/20[a,c]	950	910,594

		2,044,645
SEMICONDUCTORS — 21.01%
Advanced Micro Devices Inc.
2.13%, 09/01/26	2,200	3,468,894
Cypress Semiconductor Corp.
4.50%, 01/15/22	700	938,602
Inphi Corp.
0.75%, 09/01/21	651	676,832
Integrated Device Technology Inc.
0.88%, 11/15/22	1,125	1,295,190
Intel Corp.
3.25%, 08/01/39	5,325	11,609,565
3.49%, 12/15/35	4,400	7,399,392
Microchip Technology Inc.
1.63%, 02/15/25	4,675	8,581,477
1.63%, 02/15/27[a]	5,475	6,887,605
2.25%, 02/15/37[a]	1,925	2,457,994
Micron Technology Inc.
Series F
2.13%, 02/15/33 (Call 02/20/20)	500	2,032,460
Series G
3.00%, 11/15/43 (Call 11/20/18)	3,275	5,078,477
Novellus Systems Inc.
2.63%, 05/15/41	1,525	9,438,088
NXP Semiconductors NV
1.00%, 12/01/19	2,850	3,510,943
ON Semiconductor Corp.
1.00%, 12/01/20	1,950	2,520,355
1.63%, 10/15/23[a]	1,500	1,869,540
Rovi Corp.
0.50%, 03/01/20	950	925,547
Silicon Laboratories Inc.
1.38%, 03/01/22[a]	1,200	1,441,800
Synaptics Inc.
0.50%, 06/15/22[a]	1,600	1,436,176
Teradyne Inc.
1.25%, 12/15/23[a]	1,365	1,963,320
Veeco Instruments Inc.
2.70%, 01/15/23	1,000	920,780

		74,453,037

Security	Principal (000s)	Value
SOFTWARE — 11.65%
Akamai Technologies Inc.
0.00%, 02/15/19[c]	$2,010	$1,978,202
Allscripts Healthcare Solutions Inc.
1.25%, 07/01/20	1,100	1,133,495
Citrix Systems Inc.
0.50%, 04/15/19	3,945	4,839,016
Cornerstone OnDemand Inc.
1.50%, 07/01/18	400	401,916
HubSpot Inc.
0.25%, 06/01/22[a]	1,000	1,130,340
j2 Global Inc.
3.25%, 06/15/29 (Call 06/20/21)	925	1,142,643
Medidata Solutions Inc.
1.00%, 08/01/18	805	1,072,300
Nice Systems Inc.
1.25%, 01/15/24[a]	830	944,947
Nuance Communications Inc.
1.00%, 12/15/35 (Call 12/20/22)	2,190	2,016,815
1.25%, 04/01/25[a]	1,100	1,033,340
1.50%, 11/01/35 (Call 11/05/21)	350	342,024
2.75%, 11/01/31 (Call 12/07/17)	525	525,100
RealPage Inc.
1.50%, 11/15/22[a]	900	1,101,339
Red Hat Inc.
0.25%, 10/01/19	2,225	3,691,364
salesforce.com Inc.
0.25%, 04/01/18	3,180	4,885,752
ServiceNow Inc.
0.00%, 11/01/18[c]	1,550	2,656,049
0.00%, 06/01/22[a,c]	2,150	2,418,599
Take-Two Interactive Software Inc.
1.00%, 07/01/18	750	3,845,932
Verint Systems Inc.
1.50%, 06/01/21	740	726,451
Workday Inc.
0.25%, 10/01/22[a]	3,406	3,453,684
0.75%, 07/15/18	605	823,441
1.50%, 07/15/20	775	1,140,172

		41,302,921
TELECOMMUNICATIONS — 2.15%
Ciena Corp.
3.75%, 10/15/18	955	1,128,046

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
Finisar Corp.
0.50%, 12/15/33 (Call 12/22/18)	$650	$686,530
0.50%, 12/15/36 (Call 12/22/21)[a]	1,700	1,625,370
Gogo Inc.
3.75%, 03/01/20	725	641,313
InterDigital Inc./PA
1.50%, 03/01/20	650	759,733
Viavi Solutions Inc.
0.63%, 08/15/33 (Call 08/20/18)	1,350	1,409,009
1.00%, 03/01/24[a]	1,375	1,376,980

		7,626,981
TRANSPORTATION — 0.72%
Atlas Air Worldwide Holdings Inc.
1.88%, 06/01/24	925	1,123,727
Golar LNG Ltd.
2.75%, 02/15/22[a]	1,000	914,375
Scorpio Tankers Inc.
2.38%, 07/01/19[a]	595	531,264

		2,569,366
TRUCKING & LEASING — 0.25%
Greenbrier Companies Inc. (The)
2.88%, 02/01/24[a]	750	875,843

		875,843

TOTAL CONVERTIBLE BONDS
(Cost: $331,251,881)		350,802,394

SHORT-TERM INVESTMENTS — 3.10%

MONEY MARKET FUNDS — 3.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[f,g]	10,996	10,996,493

		10,996,493

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,996,493)		10,996,493

Value
TOTAL INVESTMENTS IN SECURITIES — 102.08%
(Cost: $342,248,374)[h]	$361,798,887
Other Assets, Less Liabilities — (2.08)%	(7,389,044)

NET ASSETS — 100.00%	$354,409,843

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	Represents a zero-coupon bond.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $343,553,647. Net unrealized appreciation was $18,245,240, of which $27,047,666 represented gross unrealized appreciation on investments and $8,802,426 represented gross unrealized depreciation on investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	219	10,777	[b]	—	10,996	$10,996,493	$23	$—	$36,804
PennyMac Corp. 5.38%, 05/01/20	$50	$—		$(50)	$—	—	16	194	1,121

						$10,996,493	$39	$194	$37,925

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible bonds	$—	$350,802,394	$—	$350,802,394
Money market funds	10,996,493	—	—	10,996,493

Total	$10,996,493	$350,802,394	$—	$361,798,887

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 85.73%

AEROSPACE & DEFENSE — 0.24%
United Technologies Corp.
FRN, (3 mo. LIBOR US + 0.350%)
1.66%, 11/01/19[a]	$15,860	$15,931,053

		15,931,053
AGRICULTURE — 0.55%
BAT Capital Corp.
FRN, (3 mo. LIBOR US + 0.590%)
1.91%, 08/14/20[a,b]	5,500	5,527,280
FRN, (3 mo. LIBOR US + 0.880%)
2.20%, 08/15/22 (Call 07/15/22)[a,b]	10,750	10,839,332
BAT International Finance PLC
FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 06/15/18[a,b]	14,335	14,357,076
Philip Morris International Inc.
FRN, (3 mo. LIBOR US + 0.420%)
1.74%, 02/21/20[a]	4,960	4,986,834

		35,710,522
AUTO MANUFACTURERS — 6.50%
American Honda Finance Corp.
FRN, (3 mo. LIBOR US + 0.150%)
1.51%, 01/22/19[a,c]	7,625	7,630,261
FRN, (3 mo. LIBOR US + 0.270%)
1.63%, 07/20/20[a]	6,200	6,217,732
FRN, (3 mo. LIBOR US + 0.280%)
1.60%, 11/19/18[a]	6,900	6,915,663
FRN, (3 mo. LIBOR US + 0.310%)
1.63%, 12/11/17[a,c]	7,150	7,152,431
FRN, (3 mo. LIBOR US + 0.340%)
1.65%, 02/14/20[a,c]	19,850	19,936,546
FRN, (3 mo. LIBOR US + 0.460%)
1.82%, 07/13/18[a]	3,870	3,881,339
FRN, (3 mo. LIBOR US + 0.825%)
2.14%, 02/22/19[a]	1,925	1,942,980
Daimler Finance North America LLC
FRN, (3 mo. LIBOR US + 0.250%)
1.56%, 11/05/18[a,b]	2,300	2,301,449
FRN, (3 mo. LIBOR US + 0.420%)
1.74%, 03/02/18[a,b]	14,775	14,790,070
FRN, (3 mo. LIBOR US + 0.530%)
1.84%, 05/05/20[a,b]	6,200	6,223,870

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.620%)
2.00%, 10/30/19[a,b]	$1,965	$1,976,554
FRN, (3 mo. LIBOR US + 0.630%)
1.98%, 01/06/20[a,b]	1,250	1,257,713
Ford Motor Credit Co. LLC
FRN, (3 mo. LIBOR US + 0.430%)
1.00%, 11/02/20[a]	3,000	2,994,870
Ford Motor Credit Co. LLC
FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 12/06/17[a]	3,000	3,000,930
FRN, (3 mo. LIBOR US + 0.790%)
2.10%, 06/12/20[a]	5,450	5,487,442
FRN, (3 mo. LIBOR US + 0.830%)
2.14%, 08/12/19[a]	9,850	9,913,040
FRN, (3 mo. LIBOR US + 0.900%)
2.22%, 06/15/18[a]	10,286	10,319,738
FRN, (3 mo. LIBOR US + 0.930%)
2.24%, 11/04/19[a]	7,675	7,743,384
FRN, (3 mo. LIBOR US + 0.940%)
2.29%, 01/09/18[a]	17,992	18,015,570
FRN, (3 mo. LIBOR US + 1.000%)
2.35%, 01/09/20[a]	11,500	11,608,330
FRN, (3 mo. LIBOR US + 1.080%)
2.39%, 08/03/22[a]	8,400	8,445,276
FRN, (3 mo. LIBOR US + 1.270%)
2.60%, 03/28/22[a]	1,800	1,827,918
FRN, (3 mo. LIBOR US + 1.580%)
2.93%, 01/08/19[a]	15,545	15,759,521
Series 1
FRN, (3 mo. LIBOR US + 0.830%)
2.14%, 03/12/19[a]	16,700	16,792,184
General Motors Co.
FRN, (3 mo. LIBOR US + 0.800%)
2.11%, 08/07/20[a]	1,200	1,204,548
General Motors Financial Co. Inc.
FRN, (3 mo. LIBOR US + 0.930%)
2.29%, 04/13/20[a]	10,500	10,584,525
FRN, (3 mo. LIBOR US + 1.270%)
2.61%, 10/04/19[a]	2,000	2,026,020
FRN, (3 mo. LIBOR US + 1.310%)
2.64%, 06/30/22[a,c]	8,550	8,684,491
FRN, (3 mo. LIBOR US + 1.360%)
2.71%, 04/10/18[a]	26,645	26,761,172

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 1.450%)
2.76%, 05/09/19[a,c]	$2,850	$2,891,981
FRN, (3 mo. LIBOR US + 1.550%)
2.91%, 01/14/22[a]	12,085	12,341,565
Hyundai Capital America
FRN, (3 mo. LIBOR US + 0.800%)
2.13%, 04/03/20[a,b]	1,945	1,941,635
Nissan Motor Acceptance Corp.
FRN, (3 mo. LIBOR US + 0.390%)
1.72%, 09/28/20[a,b]	3,000	3,004,500
FRN, (3 mo. LIBOR US + 0.690%)
2.02%, 09/28/22[a,b]	5,000	5,012,100
FRN, (3 mo. LIBOR US + 0.390%)
1.75%, 07/13/20[a,b]	10,350	10,364,593
FRN, (3 mo. LIBOR US + 0.520%)
1.84%, 09/13/19[a,b]	6,650	6,680,324
FRN, (3 mo. LIBOR US + 0.650%)
2.01%, 07/13/22[a,b]	11,400	11,410,488
FRN, (3 mo. LIBOR US + 0.800%)
2.15%, 04/06/18[a,b]	13,890	13,928,614
FRN, (3 mo. LIBOR US + 0.890%)
2.25%, 01/13/22[a,b,c]	5,100	5,164,056
FRN, (3 mo. LIBOR US + 1.010%)
2.33%, 03/08/19[a,b]	5,100	5,150,490
Toyota Motor Credit Corp.
FRN, (3 mo. LIBOR US + 0.480%)
1.80%, 09/08/22[a]	16,000	16,050,880
FRN, (3 mo. LIBOR US + 0.230%)
1.55%, 08/15/18[a]	75	75,096
FRN, (3 mo. LIBOR US + 0.260%)
1.61%, 01/09/19[a]	6,075	6,087,150
1.61%, 04/17/20[a]	12,800	12,825,344
FRN, (3 mo. LIBOR US + 0.320%)
1.68%, 01/12/18[a,c]	8,679	8,684,555
FRN, (3 mo. LIBOR US + 0.370%)
1.68%, 03/12/20[a]	9,724	9,770,578
FRN, (3 mo. LIBOR US + 0.380%)
1.73%, 04/06/18[a]	9,335	9,347,509
FRN, (3 mo. LIBOR US + 0.440%)
1.79%, 10/18/19[a,c]	9,520	9,579,500
FRN, (3 mo. LIBOR US + 0.460%)
1.82%, 07/13/18[a]	430	431,191
FRN, (3 mo. LIBOR US + 0.690%)
2.05%, 01/11/22[a,c]	7,350	7,440,331

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.820%)
2.14%, 02/19/19[a,c]	$13,446	$13,574,275
Volkswagen Group of America Finance LLC
FRN, (3 mo. LIBOR US + 0.440%)
1.76%, 11/20/17[a,b]	7,775	7,776,633
FRN, (3 mo. LIBOR US + 0.470%)
1.78%, 05/22/18[a,b]	4,300	4,301,290

		425,230,245
BANKS — 52.96%
ABN AMRO Bank NV
FRN, (3 mo. LIBOR US + 0.640%)
1.99%, 01/18/19[a,b]	21,450	21,568,189
ANZ New Zealand Int’l Ltd./London
FRN, (3 mo. LIBOR US + 1.000%)
2.37%, 01/25/22[a,b]	500	506,550
Australia & New Zealand Banking Group Ltd.
FRN, (3 mo. LIBOR US + 0.440%)
1.80%, 01/16/18[a,b]	4,550	4,553,504
FRN, (3 mo. LIBOR US + 0.500%)
1.82%, 08/19/20[a,b]	17,175	17,251,772
FRN, (3 mo. LIBOR US + 0.660%)
1.99%, 09/23/19[a,b]	9,850	9,929,785
FRN, (3 mo. LIBOR US + 0.710%)
2.03%, 05/19/22[a,b]	13,100	13,165,762
FRN, (3 mo. LIBOR US + 0.750%)
2.06%, 11/16/18[a,b]	5,400	5,435,262
FRN, (3 mo. LIBOR US + 0.870%)
2.18%, 11/23/21[a,b]	7,000	7,094,430
FRN, (3 mo. LIBOR US + 0.990%)
2.31%, 06/01/21[a,b]	4,690	4,766,259
Australia & New Zealand Banking Group Ltd./New York NY
FRN, (3 mo. LIBOR US + 0.560%)
1.88%, 05/15/18[a,c]	18,205	18,253,243
Banco Santander SA
FRN, (3 mo. LIBOR US + 1.560%)
2.92%, 04/11/22[a]	10,700	11,005,485
Bank Nederlandse Gemeenten NV
FRN, (3 mo. LIBOR US + 0.100%)
1.46%, 07/14/20[a,b]	10,000	10,017,000
Bank of America Corp.
FRN, (3 mo. LIBOR US + 0.650%)
1.97%, 10/01/21 (Call 10/01/20)[a]	5,250	5,265,540

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.660%)
2.02%, 07/21/21 (Call 07/21/20)[a]	$11,255	$11,294,955
FRN, (3 mo. LIBOR US + 0.870%)
2.21%, 04/01/19[a]	12,812	12,922,952
FRN, (3 mo. LIBOR US + 1.000%)
2.36%, 04/24/23 (Call 04/24/22)[a,c]	8,000	8,119,600
FRN, (3 mo. LIBOR US + 1.040%)
2.40%, 01/15/19[a,c]	15,000	15,145,200
FRN, (3 mo. LIBOR US + 1.070%)
2.39%, 03/22/18[a,c]	25,423	25,525,709
FRN, (3 mo. LIBOR US + 1.420%)
2.78%, 04/19/21[a,c]	9,200	9,475,540
Bank of America N.A.
FRN, (3 mo. LIBOR US + 0.760%)
2.08%, 12/07/18[a,c]	8,510	8,559,018
Bank of Montreal
FRN, (3 mo. LIBOR US + 0.250%)
1.57%, 09/11/19[a]	1,025	1,025,133
FRN, (3 mo. LIBOR US + 0.630%)
1.95%, 09/11/22[a]	5,500	5,511,440
FRN, (3 mo. LIBOR US + 0.440%)
1.76%, 06/15/20[a]	17,150	17,204,880
FRN, (3 mo. LIBOR US + 0.600%)
1.91%, 12/12/19[a]	6,590	6,635,932
1.95%, 04/09/18[a]	7,596	7,612,407
FRN, (3 mo. LIBOR US + 0.610%)
1.99%, 07/31/18[a]	7,735	7,764,625
FRN, (3 mo. LIBOR US + 0.650%)
2.00%, 07/18/19[a]	6,370	6,417,329
FRN, (3 mo. LIBOR US + 0.790%)
2.11%, 08/27/21[a]	9,092	9,187,466
Bank of New York Mellon Corp. (The)
FRN, (3 mo. LIBOR US + 0.380%)
1.69%, 05/22/18[a]	5,850	5,859,360
FRN, (3 mo. LIBOR US + 0.480%)
1.80%, 09/11/19[a]	4,900	4,927,146
FRN, (3 mo. LIBOR US + 0.560%)
1.87%, 08/01/18[a]	10,085	10,123,726
FRN, (3 mo. LIBOR US + 0.870%)
2.18%, 08/17/20[a]	8,990	9,120,355
Series 1
FRN, (3 mo. LIBOR US + 0.440%)
1.76%, 03/06/18[a]	4,395	4,401,505

Security	Principal (000s)	Value
Bank of Nova Scotia (The)
FRN, (3 mo. LIBOR US + 0.620%)
1.94%, 09/19/22[a,c]	$7,025	$7,033,922
FRN, (3 mo. LIBOR US + 0.390%)
1.75%, 07/14/20[a]	10,200	10,213,158
FRN, (3 mo. LIBOR US + 0.470%)
1.79%, 06/11/18[a]	13,121	13,148,817
FRN, (3 mo. LIBOR US + 0.620%)
1.94%, 12/05/19[a]	5,300	5,338,902
FRN, (3 mo. LIBOR US + 0.640%)
1.96%, 03/07/22[a]	10,180	10,205,959
FRN, (3 mo. LIBOR US + 0.830%)
2.19%, 01/15/19[a,c]	8,871	8,938,242
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 03/05/18[a,b]	10,620	10,637,204
FRN, (3 mo. LIBOR US + 1.020%)
2.34%, 09/14/18[a,b]	4,400	4,432,472
Banque Federative du Credit Mutuel SA
FRN, (3 mo. LIBOR US + 0.490%)
1.85%, 07/20/20[a,b]	3,275	3,284,203
FRN, (3 mo. LIBOR US + 0.730%)
2.09%, 07/20/22[a,b]	6,250	6,273,563
Barclays Bank PLC
FRN, (3 mo. LIBOR US + 0.550%)
1.86%, 08/07/19[a]	550	551,183
FRN, (3 mo. LIBOR US + 0.650%)
1.96%, 08/07/20[a]	5,000	5,020,700
Barclays PLC
FRN, (3 mo. LIBOR US + 2.110%)
3.42%, 08/10/21[a]	14,421	15,090,279
BB&T Corp.
FRN, (3 mo. LIBOR US + 0.220%)
1.61%, 02/01/21 (Call 01/01/21)[a]	3,000	2,997,870
FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 06/15/20[a]	20,925	21,108,094
FRN, (3 mo. LIBOR US + 0.660%)
1.97%, 02/01/19 (Call 01/02/19)[a]	13,351	13,436,446
FRN, (3 mo. LIBOR US + 0.860%)
2.18%, 06/15/18 (Call 05/15/18)[a]	13,185	13,240,245
BPCE SA
FRN, (3 mo. LIBOR US + 1.220%)
2.53%, 05/22/22[a,b,c]	18,250	18,513,895

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Branch Banking & Trust Co.
FRN, (3 mo. LIBOR US + 0.450%)
1.81%, 01/15/20 (Call 12/15/19)[a]	$11,950	$11,994,095
Canadian Imperial Bank of Commerce
FRN, (3 mo. LIBOR US + 0.310%)
1.65%, 10/05/20[a]	1,100	1,100,946
FRN, (3 mo. LIBOR US + 0.520%)
1.84%, 09/06/19[a]	7,740	7,780,325
FRN, (3 mo. LIBOR US + 0.720%)
2.04%, 06/16/22[a]	17,650	17,716,187
Capital One Financial Corp.
FRN, (3 mo. LIBOR US + 0.450%)
1.83%, 10/30/20 (Call 09/30/20)[a]	3,000	2,999,250
FRN, (3 mo. LIBOR US + 0.760%)
2.07%, 05/12/20 (Call 04/12/20)[a]	7,865	7,927,684
FRN, (3 mo. LIBOR US + 0.950%)
2.27%, 03/09/22 (Call 02/09/22)[a]	4,033	4,052,479
Capital One N.A./Mclean VA
FRN, (3 mo. LIBOR US + 0.680%)
1.99%, 02/05/18 (Call 01/05/18)[a]	5,950	5,954,701
FRN, (3 mo. LIBOR US + 0.765%)
2.08%, 09/13/19 (Call 08/13/19)[a]	19,105	19,234,341
FRN, (3 mo. LIBOR US + 0.820%)
2.13%, 08/08/22 (Call 07/08/22)[a]	6,250	6,224,438
FRN, (3 mo. LIBOR US + 1.150%)
2.46%, 08/17/18 (Call 07/18/18)[a]	8,690	8,733,624
Citibank N.A.
FRN. (3 mo. LIBOR US + 0.260%)
1.58%, 09/18/19[a]	4,000	4,000,920
FRN, (3 mo. LIBOR US + 0.340%)
1.67%, 03/20/19[a]	15,900	15,929,733
FRN, (3 mo. LIBOR US + 0.500%)
1.81%, 06/12/20[a,c]	4,555	4,579,916
Citigroup Inc.
FRN, (3 mo. LIBOR US + 0.690%)
2.06%, 10/27/22 (Call 09/27/22)[a]	3,000	2,999,400
FRN, (3 mo. LIBOR US + 0.690%)
2.06%, 04/27/18[a,c]	43,615	43,721,857
FRN, (3 mo. LIBOR US + 0.700%)
2.02%, 11/24/17[a]	24,475	24,484,300
FRN, (3 mo. LIBOR US + 0.770%)
2.12%, 04/08/19[a,c]	1,850	1,861,489

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.790%)
2.14%, 01/10/20 (Call 12/10/19)[a]	$16,650	$16,788,528
FRN, (3 mo. LIBOR US + 0.860%)
2.18%, 12/07/18[a,c]	15,902	15,999,002
FRN, (3 mo. LIBOR US + 0.880%)
2.26%, 07/30/18[a]	25,005	25,129,775
FRN, (3 mo. LIBOR US + 0.930%)
2.25%, 06/07/19[a]	27,180	27,439,841
FRN, (3 mo. LIBOR US + 0.950%)
2.31%, 07/24/23 (Call 07/24/22)[a]	300	301,461
FRN, (3 mo. LIBOR US + 0.960%)
2.33%, 04/25/22 (Call 03/25/22)[a,c]	17,950	18,145,296
FRN, (3 mo. LIBOR US + 1.050%)
2.36%, 11/08/17[a]	1,000	1,000,120
FRN, (3 mo. LIBOR US + 1.070%)
2.39%, 12/08/21 (Call 11/08/21)[a]	19,670	19,980,786
FRN, (3 mo. LIBOR US + 1.310%)
2.68%, 10/26/20[a]	6,750	6,899,243
FRN, (3 mo. LIBOR US + 1.380%)
2.71%, 03/30/21[a]	10,550	10,814,172
FRN, (3 mo. LIBOR US + 1.700%)
3.02%, 05/15/18[a]	34,516	34,797,651
Series 5
FRN, (3 mo. LIBOR US + 1.190%)
2.50%, 08/02/21[a,c]	23,405	23,863,036
Citizens Bank N.A./Providence RI
FRN, (3 mo. LIBOR US + 0.540%)
1.86%, 03/02/20 (Call 02/03/20)[a,c]	13,750	13,782,175
FRN, (3 mo. LIBOR US + 0.810%)
2.13%, 05/26/22[a,c]	6,800	6,809,860
Commonwealth Bank of Australia
FRN, (3 mo. LIBOR US + 0.400%)
1.72%, 09/18/20[a,b,c]	600	600,804
FRN, (3 mo. LIBOR US + 0.680%)
2.00%, 09/18/22[a,b,c]	6,400	6,423,488
FRN, (3 mo. LIBOR US + 0.400%)
1.71%, 03/12/18[a,b,c]	16,655	16,675,652
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 03/10/20[a,b]	5,965	5,983,313
FRN, (3 mo. LIBOR US + 0.640%)
1.95%, 11/07/19[a,b,c]	13,955	14,060,500

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.700%)
2.02%, 03/10/22[a,b]	$6,325	$6,356,562
FRN, (3 mo. LIBOR US + 0.790%)
2.10%, 11/02/18[a,b]	10,035	10,099,625
FRN, (3 mo. LIBOR US + 0.830%)
2.15%, 09/06/21[a,b,c]	10,818	10,932,887
FRN, (3 mo. LIBOR US + 1.060%)
2.38%, 03/15/19[a,b]	9,290	9,398,043
Cooperatieve Rabobank UA/NY
FRN, (3 mo. LIBOR US + 0.510%)
1.82%, 08/09/19[a]	16,415	16,524,980
FRN, (3 mo. LIBOR US + 0.830%)
2.18%, 01/10/22[a]	12,500	12,663,125
Credit Agricole SA/London
FRN, (3 mo. LIBOR US + 0.800%)
2.16%, 04/15/19[a,b]	35,805	36,116,503
FRN, (3 mo. LIBOR US + 0.970%)
2.29%, 06/10/20[a,b]	2,000	2,032,180
FRN, (3 mo. LIBOR US + 1.430%)
2.78%, 01/10/22[a,b]	3,000	3,069,750
Credit Suisse AG/New York NY
FRN, (3 mo. LIBOR US + 0.680%)
2.05%, 04/27/18[a]	5,000	5,013,600
FRN, (3 mo. LIBOR US + 0.690%)
2.07%, 01/29/18[a]	41,197	41,257,560
Credit Suisse Group Funding Guernsey Ltd.
FRN, (3 mo. LIBOR US + 2.290%)
3.64%, 04/16/21[a]	5,650	5,946,682
Danske Bank A/S
FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 03/02/20[a,b]	1,550	1,556,293
FRN, (3 mo. LIBOR US + 0.580%)
1.90%, 09/06/19[a,b]	8,130	8,182,601
DBS Group Holdings Ltd.
FRN, (3 mo. LIBOR US + 0.490%)
1.81%, 06/08/20[a,b]	20,000	20,038,400
FRN, (3 mo. LIBOR US + 0.500%)
1.86%, 07/16/19[a,b]	4,755	4,762,846
FRN, (3 mo. LIBOR US + 0.620%)
1.99%, 07/25/22[a,b]	1,700	1,707,004
Deutsche Bank AG
FRN, (3 mo. LIBOR US + 1.310%)
2.63%, 08/20/20[a]	7,300	7,395,046

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 1.450%)
2.80%, 01/18/19[a]	$18,445	$18,667,447
FRN, (3 mo. LIBOR US + 1.910%)
3.22%, 05/10/19[a]	11,972	12,225,926
Deutsche Bank AG/London
FRN, (3 mo. LIBOR US + 0.680%)
1.99%, 02/13/18[a]	25,474	25,498,710
Deutsche Bank AG/New York NY
FRN, (3 mo. LIBOR US + 0.970%)
2.33%, 07/13/20[a,c]	13,370	13,429,363
Dexia Credit Local SA
FRN, (3 mo. LIBOR US + 0.600%)
1.93%, 03/23/18[a,b]	12,050	12,067,231
Dexia Credit Local SA/New York NY
FRN, (3 mo. LIBOR US + 0.200%)
1.52%, 06/05/18[a,b]	7,730	7,733,556
DNB Bank ASA
FRN, (3 mo. LIBOR US + 0.370%)
1.71%, 10/02/20[a,b,c]	1,700	1,702,023
Goldman Sachs Group Inc. (The)
FRN, (3 mo. LIBOR US + 0.780%)
2.16%, 10/31/22 (Call 10/31/21)[a]	5,000	4,998,200
FRN, (3 mo. LIBOR US + 0.730%)
2.06%, 12/27/20 (Call 12/27/19)[a]	10,775	10,817,777
FRN, (3 mo. LIBOR US + 0.800%)
2.12%, 12/15/17[a]	13,840	13,850,657
2.12%, 12/13/19[a,c]	10,700	10,785,065
FRN, (3 mo. LIBOR US + 1.000%)
2.36%, 07/24/23 (Call 07/24/22)[a]	3,000	3,019,500
FRN, (3 mo. LIBOR US + 1.020%)
2.38%, 10/23/19[a]	10,655	10,786,270
FRN, (3 mo. LIBOR US + 1.040%)
2.41%, 04/25/19[a]	12,700	12,830,683
FRN, (3 mo. LIBOR US + 1.100%)
2.42%, 11/15/18[a]	55,765	56,233,426
FRN, (3 mo. LIBOR US + 1.110%)
2.48%, 04/26/22 (Call 04/26/21)[a,c]	30,800	31,190,852
FRN, (3 mo. LIBOR US + 1.160%)
2.52%, 04/23/20 (Call 03/23/20)[a]	21,038	21,395,856
FRN, (3 mo. LIBOR US + 1.170%)
2.49%, 11/15/21 (Call 11/15/20)[a,c]	23,855	24,192,787

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 1.200%)
2.52%, 09/15/20 (Call 08/15/20)[a]	$21,779	$22,196,939
2.58%, 04/30/18[a]	40,800	41,003,592
FRN, (3 mo. LIBOR US + 1.360%)
2.73%, 04/23/21 (Call 03/23/21)[a]	15,940	16,324,473
FRN, (3 mo. LIBOR US + 1.750%)
3.13%, 10/28/27 (Call 10/28/26)[a,c]	370	389,899
FRN, (3 mo. LIBOR US + 1.770%)
3.09%, 02/25/21[a,c]	14,440	14,992,330
HSBC Bank PLC
FRN, (3 mo. LIBOR US + 0.640%)
1.96%, 05/15/18[a,b]	8,650	8,675,864
HSBC Holdings PLC
FRN, (3 mo. LIBOR US + 1.500%)
2.84%, 01/05/22[a,c]	26,750	27,758,475
FRN, (3 mo. LIBOR US + 1.660%)
2.98%, 05/25/21[a]	18,740	19,447,435
FRN, (3 mo. LIBOR US + 2.240%)
3.56%, 03/08/21[a,c]	15,235	16,063,784
HSBC USA Inc.
FRN, (3 mo. LIBOR US + 0.340%)
1.65%, 11/13/17[a]	5,940	5,940,594
FRN, (3 mo. LIBOR US + 0.610%)
1.92%, 11/13/19[a]	3,000	3,019,320
FRN, (3 mo. LIBOR US + 0.880%)
2.21%, 09/24/18[a,c]	2,450	2,466,268
Huntington National Bank (The)
FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 03/10/20[a]	700	703,584
ING Bank NV
FRN, (3 mo. LIBOR US + 0.690%)
2.03%, 10/01/19[a,b]	17,990	18,104,057
FRN, (3 mo. LIBOR US + 0.780%)
2.09%, 08/17/18[a,b]	8,650	8,693,769
FRN, (3 mo. LIBOR US + 1.130%)
2.45%, 03/22/19[a,b]	9,800	9,925,538
ING Groep NV
FRN, (3 mo. LIBOR US + 1.150%)
2.48%, 03/29/22[a]	9,710	9,906,433
JPMorgan Chase & Co.
2.40%, 06/07/21 (Call 05/07/21)[c]	15,030	15,057,054
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 03/09/21 (Call 03/09/20)[a,c]	20,250	20,306,497

Security	Principal (000s)	Value
1.92%, 04/25/18[a,c]	$37,790	$37,869,737
FRN, (3 mo. LIBOR US + 0.630%)
2.01%, 01/28/19[a,c]	23,805	23,931,643
FRN, (3 mo. LIBOR US + 0.680%)
2.00%, 06/01/21 (Call 06/01/20)[a]	5,000	5,026,400
FRN, (3 mo. LIBOR US + 0.840%)
2.16%, 03/22/19 (Call 02/22/19)[a]	20,800	20,967,024
FRN, (3 mo. LIBOR US + 0.900%)
2.27%, 01/25/18[a,c]	33,305	33,368,946
FRN, (3 mo. LIBOR US + 0.955%)
2.32%, 01/23/20[a,c]	26,640	27,035,338
FRN, (3 mo. LIBOR US + 1.100%)
2.42%, 06/07/21 (Call 05/07/21)[a]	11,040	11,285,640
FRN, (3 mo. LIBOR US + 1.205%)
2.58%, 10/29/20 (Call 09/29/20)[a,c]	19,490	19,969,064
FRN, (3 mo. LIBOR US + 1.480%)
2.80%, 03/01/21 (Call 02/01/21)[a,c]	15,523	16,055,905
JPMorgan Chase Bank N.A.
FRN, (3 mo. LIBOR US + 0.450%)
1.78%, 09/21/18 (Call 08/21/18)[a]	10,270	10,292,799
FRN, (3 mo. LIBOR US + 0.590%)
1.92%, 09/23/19 (Call 08/23/19)[a]	11,355	11,438,573
KfW
FRN, (3 mo. LIBOR US + 0.160%)
1.49%, 12/29/17[a]	11,300	11,303,729
Korea Development Bank (The)
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 02/27/20[a]	5,350	5,327,530
FRN, (3 mo. LIBOR US + 0.705%)
2.02%, 02/27/22[a]	11,400	11,356,338
FRN, (3 mo. LIBOR US + 0.725%)
2.08%, 07/06/22[a]	5,000	4,985,600
Landwirtschaftliche Rentenbank
FRN, (3 mo. LIBOR US + 0.250%)
1.57%, 06/03/21[a,b,c]	6,000	6,041,280
FRN, (3 mo. LIBOR US + 0.350%)
1.67%, 02/19/21[a,b]	15,805	15,970,162
Macquarie Bank Ltd.
FRN, (3 mo. LIBOR US + 1.120%)
2.50%, 07/29/20[a,b]	7,755	7,880,631
FRN, (3 mo. LIBOR US + 1.180%)
2.54%, 01/15/19[a,b]	6,815	6,888,193

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Mitsubishi UFJ Financial Group Inc.
FRN, (3 mo. LIBOR US + 0.790%)
2.16%, 07/25/22[a]	$17,250	$17,298,127
FRN, (3 mo. LIBOR US + 0.920%)
2.23%, 02/22/22[a,c]	11,895	12,001,341
FRN, (3 mo. LIBOR US + 1.060%)
2.38%, 09/13/21[a]	17,196	17,435,712
FRN, (3 mo. LIBOR US + 1.880%)
3.20%, 03/01/21[a,c]	7,975	8,289,534
Mizuho Bank Ltd.
FRN, (3 mo. LIBOR US + 0.640%)
1.97%, 03/26/18[a,b]	5,050	5,058,383
FRN, (3 mo. LIBOR US + 1.190%)
2.55%, 10/20/18[a,b]	10,500	10,604,055
Mizuho Financial Group Inc.
FRN, (3 mo. LIBOR US + 0.880%)
2.20%, 09/11/22[a]	18,000	18,071,460
FRN, (3 mo. LIBOR US + 0.940%)
2.26%, 02/28/22[a,c]	31,300	31,555,721
FRN, (3 mo. LIBOR US + 1.140%)
2.46%, 09/13/21[a]	11,946	12,141,675
FRN, (3 mo. LIBOR US + 1.480%)
2.84%, 04/12/21[a,b,c]	8,810	9,038,972
Morgan Stanley
FRN, (3 mo. LIBOR US + 0.740%)
2.08%, 01/05/18[a]	6,550	6,556,681
2.10%, 07/23/19[a]	21,512	21,657,206
FRN, (3 mo. LIBOR US + 0.850%)
2.21%, 01/24/19[a,c]	31,497	31,702,045
FRN, (3 mo. LIBOR US + 0.930%)
2.29%, 07/22/22 (Call 07/22/21)[a]	37,850	38,091,861
FRN, (3 mo. LIBOR US + 0.980%)
2.30%, 06/16/20[a]	16,685	16,900,403
FRN, (3 mo. LIBOR US + 1.140%)
2.51%, 01/27/20[a]	10,980	11,150,629
FRN, (3 mo. LIBOR US + 1.180%)
2.54%, 01/20/22 (Call 01/20/21)[a]	43,400	44,062,718
FRN, (3 mo. LIBOR US + 1.280%)
2.65%, 04/25/18[a]	24,203	24,331,518
FRN, (3 mo. LIBOR US + 1.375%)
2.69%, 02/01/19[a]	25,315	25,646,120
FRN, (3 mo. LIBOR US + 1.400%)
2.76%, 04/21/21[a]	23,415	24,063,361

Security	Principal (000s)	Value
2.76%, 10/24/23 (Call 10/24/22)[a,c]	$1,500	$1,540,965
Series 3NC2
FRN, (3 mo. LIBOR US + 0.800%)
2.11%, 02/14/20 (Call 02/14/19)[a,c]	49,175	49,407,598
National Australia Bank Ltd.
FRN, (3 mo. LIBOR US + 0.510%)
1.82%, 05/22/20[a,b]	10,085	10,130,383
FRN, (3 mo. LIBOR US + 0.640%)
2.00%, 07/23/18[a,b]	6,050	6,072,869
FRN, (3 mo. LIBOR US + 0.720%)
2.03%, 05/22/22[a,b]	16,325	16,414,134
FRN, (3 mo. LIBOR US + 0.780%)
2.14%, 01/14/19[a,b]	6,430	6,477,261
FRN, (3 mo. LIBOR US + 0.890%)
2.24%, 01/10/22[a,b]	9,400	9,522,576
FRN, (3 mo. LIBOR US + 1.000%)
2.36%, 07/12/21[a,b]	7,940	8,078,474
National Bank of Canada
FRN, (3 mo. LIBOR US + 0.330%)
1.00%, 11/02/20[a]	5,000	4,999,500
FRN, (3 mo. LIBOR US + 0.560%)
1.87%, 06/12/20 (Call 05/12/20)[a]	16,500	16,615,830
FRN, (3 mo. LIBOR US + 0.840%)
2.16%, 12/14/18[a]	3,000	3,023,820
Nederlandse Waterschapsbank NV
FRN, (3 mo. LIBOR US + 0.230%)
1.54%, 02/14/18[a,b]	42,330	42,359,631
Nordea Bank AB
FRN, (3 mo. LIBOR US + 0.470%)
1.79%, 05/29/20[a,b]	4,150	4,169,547
FRN, (3 mo. LIBOR US + 0.840%)
2.16%, 09/17/18[a,b]	5,140	5,173,821
FRN, (3 mo. LIBOR US + 0.990%)
2.31%, 05/27/21[a,b]	4,765	4,851,628
Oesterreichische Kontrollbank AG
FRN, (3 mo. LIBOR US + 0.160%)
1.47%, 11/04/19[a]	6,230	6,245,450
PNC Bank N.A.
FRN, (3 mo. LIBOR US + 0.360%)
1.68%, 05/19/20[a,d]	5,320	5,338,833
FRN, (3 mo. LIBOR US + 0.400%)
1.72%, 12/07/18[a,d]	4,200	4,207,224

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.420%)
1.74%, 06/01/18[a,d]	$15,905	$15,940,627
FRN, (3 mo. LIBOR US + 0.500%)
1.87%, 07/27/22[a,d]	16,000	16,049,920
Royal Bank of Canada
FRN, (3 mo. LIBOR US + 0.240%)
1.56%, 08/29/19[a]	8,000	8,003,680
1.61%, 10/26/20[a]	15,000	14,995,800
FRN, (3 mo. LIBOR US + 0.380%)
1.70%, 03/02/20[a,c]	8,070	8,092,919
FRN, (3 mo. LIBOR US + 0.450%)
1.80%, 01/10/19[a]	150	150,510
FRN, (3 mo. LIBOR US + 0.480%)
1.86%, 07/29/19[a]	6,393	6,424,581
FRN, (3 mo. LIBOR US + 0.520%)
1.84%, 03/06/20[a]	16,130	16,233,877
FRN, (3 mo. LIBOR US + 0.530%)
1.85%, 03/15/19[a,c]	13,287	13,351,575
FRN, (3 mo. LIBOR US + 0.540%)
1.92%, 07/30/18[a]	3,000	3,009,780
FRN, (3 mo. LIBOR US + 0.710%)
2.07%, 04/15/19[a]	2,670	2,690,506
FRN, (3 mo. LIBOR US + 0.730%)
2.04%, 02/01/22[a,c]	22,325	22,525,032
Skandinaviska Enskilda Banken AB
FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 09/13/19[a,b]	5,805	5,843,255
Standard Chartered PLC
FRN, (3 mo. LIBOR US + 1.130%)
2.45%, 08/19/19[a,b]	13,700	13,865,907
State Street Corp.
FRN, (3 mo. LIBOR US + 0.900%)
2.22%, 08/18/20[a]	11,648	11,879,213
Sumitomo Mitsui Banking Corp.
FRN, (3 mo. LIBOR US + 0.310%)
1.66%, 10/18/19[a]	3,145	3,146,510
FRN, (3 mo. LIBOR US + 0.540%)
1.90%, 01/11/19[a]	5,603	5,623,787
FRN, (3 mo. LIBOR US + 0.580%)
1.94%, 01/16/18[a]	22,965	22,987,506
FRN, (3 mo. LIBOR US + 0.670%)
2.03%, 10/19/18[a]	7,400	7,434,706

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.740%)
2.10%, 07/23/18[a]	$19,455	$19,533,598
FRN, (3 mo. LIBOR US + 0.940%)
2.29%, 01/18/19[a]	6,500	6,555,575
Sumitomo Mitsui Financial Group Inc.
FRN, (3 mo. LIBOR US + 0.780%)
2.14%, 07/12/22[a]	1,550	1,554,015
FRN, (3 mo. LIBOR US + 1.110%)
2.47%, 07/14/21[a]	14,700	14,919,912
FRN, (3 mo. LIBOR US + 1.140%)
2.50%, 10/19/21[a]	14,725	14,971,055
FRN, (3 mo. LIBOR US + 1.680%)
3.00%, 03/09/21[a,c]	9,300	9,612,015
Sumitomo Mitsui Trust Bank Ltd.
FRN, (3 mo. LIBOR US + 0.440%)
1.76%, 09/19/19[a,b]	1,000	1,000,920
FRN, (3 mo. LIBOR US + 0.510%)
1.83%, 03/06/19[a,b,c]	18,031	18,068,324
SunTrust Bank/Atlanta GA
FRN, (3 mo. LIBOR US + 0.530%)
1.91%, 01/31/20 (Call 12/31/19)[a]	12,250	12,329,870
Svenska Handelsbanken AB
FRN, (3 mo. LIBOR US + 0.360%)
1.68%, 09/08/20[a]	5,965	5,984,088
FRN, (3 mo. LIBOR US + 0.490%)
1.81%, 09/06/19[a]	16,980	17,070,673
Swedbank AB
FRN, (3 mo. LIBOR US + 0.700%)
2.02%, 03/14/22[a,b]	300	303,144
Toronto-Dominion Bank (The)
FRN, (3 mo. LIBOR US + 0.150%)
1.51%, 10/24/19[a]	10,000	9,993,700
FRN, (3 mo. LIBOR US + 0.420%)
1.77%, 01/18/19[a]	8,170	8,197,206
FRN, (3 mo. LIBOR US + 0.440%)
1.78%, 07/02/19[a]	12,705	12,762,427
FRN, (3 mo. LIBOR US + 0.540%)
1.90%, 07/23/18[a]	2,445	2,452,995
FRN, (3 mo. LIBOR US + 0.560%)
1.87%, 11/05/19[a]	8,846	8,912,168
FRN, (3 mo. LIBOR US + 0.840%)
2.20%, 01/22/19[a,c]	6,760	6,817,122

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.930%)
2.25%, 12/14/20[a,c]	$2,440	$2,489,605
FRN, (3 mo. LIBOR US + 1.000%)
2.35%, 04/07/21[a,c]	14,886	15,202,625
Series 1
FRN, (3 mo. LIBOR US + 0.550%)
1.93%, 04/30/18[a]	14,195	14,228,784
U.S. Bancorp.
FRN, (3 mo. LIBOR US + 0.490%)
1.81%, 11/15/18 (Call 10/15/18)[a]	10,800	10,833,696
U.S. Bank N.A./Cincinnati OH
FRN, (3 mo. LIBOR US + 0.150%)
1.47%, 05/24/19 (Call 04/24/19)[a]	1,700	1,700,884
FRN, (3 mo. LIBOR US + 0.300%)
1.67%, 01/26/18 (Call 12/26/17)[a]	7,425	7,428,638
FRN, (3 mo. LIBOR US + 0.320%)
1.68%, 01/24/20 (Call 12/24/19)[a]	21,150	21,203,298
FRN, (3 mo. LIBOR US + 0.480%)
1.86%, 10/28/19 (Call 09/28/19)[a]	8,180	8,234,724
FRN, (3 mo. LIBOR US + 0.580%)
1.96%, 01/29/18 (Call 12/29/17)[a]	8,435	8,442,001
UBS AG/Stamford CT
FRN, (3 mo. LIBOR US + 0.640%)
1.95%, 08/14/19[a,c]	7,105	7,155,659
FRN, (3 mo. LIBOR US + 0.700%)
2.03%, 03/26/18[a]	21,050	21,104,309
UBS Group Funding Switzerland AG
FRN, (3 mo. LIBOR US + 0.950%)
2.27%, 08/15/23 (Call 08/15/22)[a,b]	10,000	10,037,700
FRN, (3 mo. LIBOR US + 1.530%)
2.84%, 02/01/22[a,b,c]	19,750	20,352,967
FRN, (3 mo. LIBOR US + 1.780%)
3.14%, 04/14/21[a,b]	17,570	18,202,344
Wells Fargo & Co.
FRN, (3 mo. LIBOR US + 0.400%)
1.72%, 09/14/18[a,c]	10,150	10,176,593
FRN, (3 mo. LIBOR US + 0.460%)
1.82%, 04/22/19[a]	22,593	22,674,787
FRN, (3 mo. LIBOR US + 0.630%)
1.99%, 04/23/18[a]	16,020	16,062,133
FRN, (3 mo. LIBOR US + 0.880%)
2.24%, 07/22/20[a]	17,480	17,742,375

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.930%)
2.24%, 02/11/22 (Call 02/11/21)[a]	$23,850	$24,108,772
FRN, (3 mo. LIBOR US + 1.010%)
2.33%, 12/07/20[a]	8,440	8,597,153
FRN, (3 mo. LIBOR US + 1.025%)
2.40%, 07/26/21[a,c]	21,470	21,909,276
FRN, (3 mo. LIBOR US + 1.340%)
2.66%, 03/04/21[a,c]	32,930	33,904,069
Series N
FRN, (3 mo. LIBOR US + 0.680%)
2.06%, 01/30/20[a,c]	10,355	10,450,370
Wells Fargo Bank N.A.
FRN, (3 mo. LIBOR US + 0.500%)
1.82%, 11/28/18[a]	4,700	4,720,962
FRN, (3 mo. LIBOR US + 0.600%)
1.92%, 05/24/19[a]	24,105	24,260,236
FRN, (3 mo. LIBOR US + 0.650%)
1.97%, 12/06/19[a,c]	11,300	11,411,192
FRN, (3 mo. LIBOR US + 0.740%)
2.10%, 01/22/18[a]	39,100	39,160,605
Westpac Banking Corp.
FRN, (3 mo. LIBOR US + 0.370%)
1.69%, 12/01/17[a]	8,795	8,797,814
FRN, (3 mo. LIBOR US + 0.430%)
1.75%, 05/25/18[a]	18,541	18,579,194
1.75%, 03/06/20[a]	17,650	17,699,949
FRN, (3 mo. LIBOR US + 0.560%)
1.88%, 08/19/19[a]	10,400	10,457,200
FRN, (3 mo. LIBOR US + 0.710%)
2.02%, 05/13/19[a]	3,550	3,576,767
2.04%, 06/28/22[a]	3,500	3,520,580
FRN, (3 mo. LIBOR US + 0.740%)
2.05%, 11/23/18[a,c]	17,150	17,268,506
2.12%, 07/30/18[a,c]	12,932	12,992,651
FRN, (3 mo. LIBOR US + 0.850%)
2.17%, 08/19/21[a]	5,694	5,763,467
2.21%, 01/11/22[a]	11,725	11,861,479

		3,466,240,982
BEVERAGES — 0.54%
Anheuser-Busch InBev Finance Inc.
FRN, (3 mo. LIBOR US + 0.400%)
1.71%, 02/01/19[a]	1,675	1,681,331
FRN, (3 mo. LIBOR US + 1.260%)
2.57%, 02/01/21[a,c]	5,100	5,272,380

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Anheuser-Busch InBev Worldwide Inc.
FRN, (3 mo. LIBOR US + 0.690%)
2.00%, 08/01/18[a]	$11,400	$11,452,668
PepsiCo Inc.
FRN, (3 mo. LIBOR US + 0.040%)
1.35%, 05/02/19[a]	14,445	14,442,689
FRN, (3 mo. LIBOR US + 0.365%)
1.68%, 05/02/22[a,c]	1,650	1,661,270
FRN, (3 mo. LIBOR US + 0.590%)
1.90%, 02/22/19[a]	900	906,615

		35,416,953
BIOTECHNOLOGY — 0.69%
Amgen Inc.
FRN, (3 mo. LIBOR US + 0.320%)
1.63%, 05/10/19[a,c]	11,075	11,110,551
FRN, (3 mo. LIBOR US + 0.450%)
1.76%, 05/11/20[a]	11,050	11,103,592
FRN, (3 mo. LIBOR US + 0.600%)
1.91%, 05/22/19[a]	1,505	1,515,445
Baxalta Inc.
FRN, (3 mo. LIBOR US + 0.780%)
2.10%, 06/22/18[a,c]	17,200	17,255,728
Gilead Sciences Inc.
FRN, (3 mo. LIBOR US + 0.250%)
1.58%, 09/20/19[a]	3,850	3,859,394

		44,844,710
BUILDING MATERIALS — 0.02%
Martin Marietta Materials Inc.
FRN, (3 mo. LIBOR US + 0.650%)
1.96%, 05/22/20[a]	1,400	1,408,260

		1,408,260
CHEMICALS — 0.08%
EI du Pont de Nemours & Co.
FRN, (3 mo. LIBOR US + 0.530%)
1.84%, 05/01/20[a]	5,050	5,090,753

		5,090,753
COMMERCIAL SERVICES — 0.30%
Moody’s Corp.
FRN, (3 mo. LIBOR US + 0.350%)
1.67%, 09/04/18[a]	19,465	19,500,426

		19,500,426

Security	Principal (000s)	Value
COMPUTERS — 3.75%
Apple Inc.
FRN, (3 mo. LIBOR US + 0.070%)
1.38%, 05/11/20[a]	$6,275	$6,269,039
FRN, (3 mo. LIBOR US + 0.080%)
1.39%, 02/08/19[a]	5,750	5,754,888
FRN, (3 mo. LIBOR US + 0.140%)
1.45%, 08/02/19[a]	16,670	16,696,005
FRN, (3 mo. LIBOR US + 0.200%)
1.51%, 02/07/20[a]	16,300	16,344,499
FRN, (3 mo. LIBOR US + 0.250%)
1.56%, 05/03/18[a,c]	42,378	42,431,396
1.56%, 02/07/20[a]	7,600	7,629,260
FRN, (3 mo. LIBOR US + 0.300%)
1.61%, 05/06/19[a]	21,155	21,241,947
1.61%, 05/06/20[a]	6,850	6,884,729
FRN, (3 mo. LIBOR US + 0.350%)
1.66%, 05/11/22[a,c]	5,425	5,462,595
FRN, (3 mo. LIBOR US + 0.500%)
1.81%, 02/09/22[a]	19,175	19,413,729
FRN, (3 mo. LIBOR US + 0.820%)
2.13%, 02/22/19[a]	12,475	12,608,108
FRN, (3 mo. LIBOR US + 1.130%)
2.44%, 02/23/21[a]	8,590	8,862,303
DXC Technology Co.
FRN, (3 mo. LIBOR US + 0.950%)
2.27%, 03/01/21 (Call 08/20/18)[a]	2,370	2,385,358
IBM Credit LLC
FRN, (3 mo. LIBOR US + 0.150%)
1.47%, 09/06/19[a]	1,200	1,201,920
FRN, (3 mo. LIBOR US + 0.260%)
1.62%, 01/20/21[a]	15,000	15,018,300
International Business Machines Corp.
FRN, (3 mo. LIBOR US + 0.190%)
1.50%, 02/06/18[a]	11,155	11,160,131
FRN, (3 mo. LIBOR US + 0.230%)
1.60%, 01/27/20[a]	23,800	23,878,778
FRN, (3 mo. LIBOR US + 0.370%)
1.68%, 02/12/19[a]	18,048	18,127,772
FRN, (3 mo. LIBOR US + 0.580%)
1.89%, 11/06/21[a,c]	4,000	4,048,560

		245,419,317

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.06%
Procter & Gamble Co. (The)
FRN, (3 mo. LIBOR US + 0.270%)
1.58%, 11/01/19[a]	$3,921	$3,936,802

		3,936,802
DIVERSIFIED FINANCIAL SERVICES — 1.71%
American Express Co.
FRN, (3 mo. LIBOR US + 0.590%)
1.90%, 05/22/18[a]	20,243	20,295,227
FRN, (3 mo. LIBOR US + 0.610%)
1.92%, 08/01/22 (Call 07/01/22)[a,c]	4,000	3,999,240
American Express Credit Corp.
FRN, (3 mo. LIBOR US + 0.330%)
1.64%, 05/03/19 (Call 04/03/19)[a]	4,435	4,445,910
FRN, (3 mo. LIBOR US + 0.430%)
1.75%, 03/03/20 (Call 02/03/20)[a]	550	551,766
FRN, (3 mo. LIBOR US + 0.490%)
1.81%, 08/15/19[a,c]	17,650	17,737,191
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 03/18/19[a]	24,750	24,896,272
FRN, (3 mo. LIBOR US + 0.570%)
1.95%, 10/30/19 (Call 09/30/19)[a,c]	4,000	4,024,640
FRN, (3 mo. LIBOR US + 0.610%)
1.99%, 07/31/18 (Call 06/30/18)[a]	15,950	16,002,635
FRN, (3 mo. LIBOR US + 0.700%)
2.02%, 03/03/22 (Call 02/03/22)[a]	3,836	3,861,279
FRN, (3 mo. LIBOR US + 0.730%)
2.05%, 05/26/20 (Call 04/25/20)[a]	6,050	6,108,382
Series F
FRN, (3 mo. LIBOR US + 1.050%)
2.37%, 09/14/20 (Call 08/14/20)[a]	5,100	5,199,501
Protective Life Global Funding
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 06/08/18[a,b]	950	952,869
Synchrony Financial
FRN, (3 mo. LIBOR US + 1.400%)
2.71%, 11/09/17[a]	3,250	3,250,813
USAA Capital Corp.
FRN, (3 mo. LIBOR US + 0.230%)
1.54%, 02/01/19[a,b]	400	400,580

		111,726,305

Security	Principal (000s)	Value
ELECTRIC — 0.15%
Dominion Energy Inc.
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 06/01/19[a,b]	$1,800	$1,805,634
Duke Energy Progress LLC
FRN, (3 mo. LIBOR US + 0.180%)
1.50%, 09/08/20[a]	5,235	5,232,539
FRN, (3 mo. LIBOR US + 0.200%)
1.52%, 11/20/17[a]	2,905	2,905,349
Southern Co. (The)
FRN, (3 mo. LIBOR US + 0.700%)
2.04%, 09/30/20 (Call 09/30/19)[a,b]	100	100,673

		10,044,195
FOOD — 1.11%
Conagra Brands Inc.
FRN, (3 mo. LIBOR US + 0.500%)
1.85%, 10/09/20[a]	10,000	10,018,500
Kraft Heinz Foods Co.
FRN, (3 mo. LIBOR US + 0.420%)
1.73%, 08/09/19[a]	5,000	5,009,600
FRN, (3 mo. LIBOR US + 0.570%)
1.88%, 02/10/21[a]	9,250	9,269,610
FRN, (3 mo. LIBOR US + 0.820%)
2.13%, 08/10/22[a]	10,000	10,106,200
Mondelez International Holdings Netherlands BV
FRN, (3 mo. LIBOR US + 0.610%)
1.99%, 10/28/19[a,b]	18,355	18,435,579
Mondelez International Inc.
FRN, (3 mo. LIBOR US + 0.520%)
1.83%, 02/01/19[a]	5,200	5,213,520
Tyson Foods Inc.
FRN, (3 mo. LIBOR US + 0.450%)
1.76%, 08/21/20[a]	8,500	8,517,510
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 05/30/19[a]	4,525	4,533,371
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 06/02/20[a]	1,720	1,728,720

		72,832,610

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
GAS — 0.08%
Sempra Energy
FRN, (3 mo. LIBOR US + 0.450%)
1.73%, 03/15/21[a]	$5,000	$5,011,800

		5,011,800
HEALTH CARE – PRODUCTS — 0.32%
Becton Dickinson and Co.
FRN, (3 mo. LIBOR US + 1.030%)
2.35%, 06/06/22[a]	1,500	1,509,495
Medtronic Inc.
FRN, (3 mo. LIBOR US + 0.800%)
2.12%, 03/15/20[a]	19,426	19,710,397

		21,219,892
HEALTH CARE – SERVICES — 0.35%
Roche Holdings Inc.
FRN, (3 mo. LIBOR US + 0.340%)
1.68%, 09/30/19[a,b]	16,655	16,726,783
UnitedHealth Group Inc.
FRN, (3 mo. LIBOR US + 0.700%)
1.42%, 10/15/20[a]	6,390	6,389,872

		23,116,655
HOUSEHOLD PRODUCTS & WARES — 0.13%
Church & Dwight Co. Inc.
FRN, (3 mo. LIBOR US + 0.150%)
1.52%, 01/25/19[a,c]	3,825	3,825,497
Reckitt Benckiser Treasury Services PLC
FRN, (3 mo. LIBOR US + 0.560%)
1.89%, 06/24/22[a,b]	4,500	4,512,645

		8,338,142
INSURANCE — 1.97%
Berkshire Hathaway Finance Corp.
FRN, (3 mo. LIBOR US + 0.250%)
1.61%, 01/11/19[a,c]	2,558	2,564,369
FRN, (3 mo. LIBOR US + 0.300%)
1.66%, 01/12/18[a]	15,637	15,646,226
FRN, (3 mo. LIBOR US + 0.320%)
1.67%, 01/10/20[a]	6,979	7,009,568
FRN, (3 mo. LIBOR US + 0.550%)
1.87%, 03/07/18[a]	24,219	24,266,469
FRN, (3 mo. LIBOR US + 0.690%)
2.01%, 03/15/19[a]	10,525	10,616,567

Security	Principal (000s)	Value
Jackson National Life Global Funding
FRN, (3 mo. LIBOR US + 0.250%)
1.58%, 12/27/18[a,b]	$855	$856,291
FRN, (3 mo. LIBOR US + 0.730%)
2.06%, 06/27/22[a,b]	10,000	10,064,500
Metropolitan Life Global Funding I
FRN, (3 mo. LIBOR US + 0.340%)
1.66%, 09/14/18[a,b]	7,350	7,367,052
FRN, (3 mo. LIBOR US + 0.400%)
1.71%, 06/12/20[a,b]	5,540	5,563,600
FRN, (3 mo. LIBOR US + 0.430%)
1.75%, 12/19/18[a,b]	5,570	5,592,781
New York Life Global Funding
FRN, (3 mo. LIBOR US + 0.120%)
1.48%, 04/12/19[a,b]	300	300,084
FRN, (3 mo. LIBOR US + 0.390%)
1.75%, 10/24/19[a,b]	2,900	2,915,225
FRN, (3 mo. LIBOR US + 0.400%)
1.75%, 04/06/18[a,b]	9,755	9,771,584
FRN, (3 mo. LIBOR US + 0.520%)
1.84%, 06/10/22[a,b]	7,000	7,043,820
Principal Life Global Funding II
FRN, (3 mo. LIBOR US + 0.500%)
1.82%, 12/01/17[a,b,c]	13,811	13,816,801
Prudential Financial Inc.
FRN, (3 mo. LIBOR US + 0.780%)
2.10%, 08/15/18[a]	5,375	5,404,778

		128,799,715
INTERNET — 0.19%
eBay Inc.
FRN, (3 mo. LIBOR US + 0.480%)
1.79%, 08/01/19[a]	9,650	9,682,810
FRN, (3 mo. LIBOR US + 0.870%)
2.25%, 01/30/23[a]	3,000	3,018,570

		12,701,380
MACHINERY — 0.85%
Caterpillar Financial Services Corp.
FRN, (3 mo. LIBOR US + 0.290%)
1.61%, 09/04/20[a]	9,250	9,268,407
FRN, (3 mo. LIBOR US + 0.180%)
1.50%, 12/06/18[a]	3,140	3,143,046
FRN, (3 mo. LIBOR US + 0.510%)
1.86%, 01/10/20[a,c]	6,750	6,802,515

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.700%)
2.01%, 02/23/18[a]	$9,175	$9,194,543
John Deere Capital Corp.
FRN, (3 mo. LIBOR US + 0.480%)
1.80%, 09/08/22[a]	5,345	5,359,218
FRN, (3 mo. LIBOR US + 0.220%)
1.54%, 12/15/17[a]	275	275,077
FRN, (3 mo. LIBOR US + 0.290%)
1.61%, 06/22/20[a]	4,500	4,505,940
1.65%, 01/16/18[a]	14,605	14,612,449
FRN, (3 mo. LIBOR US + 0.300%)
1.62%, 03/13/20[a]	2,450	2,456,639

		55,617,834
MANUFACTURING — 1.00%
General Electric Co.
FRN, (3 mo. LIBOR US + 0.270%)
1.58%, 08/07/18[a]	4,978	4,985,467
FRN, (3 mo. LIBOR US + 0.510%)
1.87%, 01/14/19[a,c]	1,540	1,546,884
FRN, (3 mo. LIBOR US + 0.620%)
1.97%, 01/09/20 (Call 12/09/19)[a]	4,501	4,541,509
FRN, (3 mo. LIBOR US + 0.710%)
2.05%, 04/02/18[a,c]	645	646,858
Siemens Financieringsmaatschappij NV
FRN, (3 mo. LIBOR US + 0.280%)
1.60%, 05/25/18[a,b]	14,215	14,236,891
FRN, (3 mo. LIBOR US + 0.320%)
1.64%, 09/13/19[a,b]	20,405	20,479,478
FRN, (3 mo. LIBOR US + 0.340%)
1.66%, 03/16/20[a,b]	7,950	7,975,202
FRN, (3 mo. LIBOR US + 0.610%)
1.93%, 03/16/22[a,b]	11,250	11,341,462

		65,753,751
MEDIA — 1.16%
Discovery Communications LLC
FRN, (3 mo. LIBOR US + 0.710%)
2.04%, 09/20/19[a]	7,125	7,170,814
NBCUniversal Enterprise Inc.
FRN, (3 mo. LIBOR US + 0.400%)
1.74%, 04/01/21[a,b]	15,225	15,246,467
FRN, (3 mo. LIBOR US + 0.685%)
2.04%, 04/15/18[a,b]	29,380	29,465,789

Security	Principal (000s)	Value
Walt Disney Co. (The)
FRN, (3 mo. LIBOR US + 0.130%)
1.45%, 03/04/20[a]	$5,998	$6,001,839
FRN, (3 mo. LIBOR US + 0.190%)
1.51%, 06/05/20[a]	2,575	2,579,635
FRN, (3 mo. LIBOR US + 0.320%)
1.67%, 01/08/19[a]	4,680	4,696,988
FRN, (3 mo. LIBOR US + 0.390%)
1.71%, 03/04/22[a]	10,630	10,701,434

		75,862,966
OIL & GAS — 4.79%
BP Capital Markets PLC
FRN, (3 mo. LIBOR US + 0.650%)
1.97%, 09/19/22[a]	11,000	11,073,700
FRN, (3 mo. LIBOR US + 0.350%)
1.66%, 08/14/18[a]	5,630	5,642,724
FRN, (3 mo. LIBOR US + 0.425%)
1.73%, 02/13/18[a]	2,500	2,502,625
FRN, (3 mo. LIBOR US + 0.510%)
1.82%, 05/10/18[a]	3,580	3,588,341
FRN, (3 mo. LIBOR US + 0.630%)
1.96%, 09/26/18[a]	5,738	5,765,657
Chevron Corp.
FRN, (3 mo. LIBOR US + 0.090%)
1.41%, 02/28/19[a]	2,875	2,876,466
FRN, (3 mo. LIBOR US + 0.170%)
1.49%, 11/15/17[a]	17,238	17,239,724
1.49%, 03/02/18[a]	9,250	9,255,087
FRN, (3 mo. LIBOR US + 0.210%)
1.53%, 03/03/20[a]	8,950	8,980,519
FRN, (3 mo. LIBOR US + 0.360%)
1.67%, 11/09/17[a]	15,945	15,946,276
FRN, (3 mo. LIBOR US + 0.410%)
1.73%, 11/15/19[a]	10,100	10,170,094
FRN, (3 mo. LIBOR US + 0.480%)
1.80%, 03/03/22[a,c]	5,102	5,130,367
FRN, (3 mo. LIBOR US + 0.500%)
1.81%, 05/16/18[a]	14,938	14,976,839
FRN, (3 mo. LIBOR US + 0.510%)
1.82%, 11/16/18[a]	2,800	2,813,636
FRN, (3 mo. LIBOR US + 0.530%)
1.85%, 03/03/22[a]	2,556	2,575,349

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ConocoPhillips Co.
FRN, (3 mo. LIBOR US + 0.900%)
2.22%, 05/15/22[a]	$11,000	$11,210,870
EQT Corp.
FRN, (3 mo. LIBOR US + 0.770%)
2.11%, 10/01/20[a]	1,000	1,003,870
Exxon Mobil Corp.
FRN, (3 mo. LIBOR US + 0.050%)
1.37%, 03/01/18[a]	8,350	8,352,589
FRN, (3 mo. LIBOR US + 0.150%)
1.47%, 03/15/19[a]	11,119	11,137,346
FRN, (3 mo. LIBOR US + 0.370%)
1.69%, 03/06/22[a]	2,430	2,447,132
FRN, (3 mo. LIBOR US + 0.600%)
1.92%, 02/28/18[a]	24,003	24,051,966
Petroleos Mexicanos
FRN, (3 mo. LIBOR US + 2.020%)
3.37%, 07/18/18[a]	9,765	9,850,541
FRN, (3 mo. LIBOR US + 3.650%)
4.97%, 03/11/22[a,b,c]	15,500	16,869,890
Phillips 66
FRN, (3 mo. LIBOR US + 0.650%)
2.01%, 04/15/19 (Call 04/15/18)[a,b]	2,700	2,706,777
FRN, (3 mo. LIBOR US + 0.750%)
2.11%, 04/15/20 (Call 04/15/18)[a,b]	2,000	2,001,960
Shell International Finance BV
FRN, (3 mo. LIBOR US + 0.350%)
1.66%, 09/12/19[a]	11,576	11,640,710
FRN, (3 mo. LIBOR US + 0.450%)
1.76%, 05/11/20[a,c]	15,688	15,816,014
FRN, (3 mo. LIBOR US + 0.580%)
1.89%, 11/10/18[a]	12,801	12,873,198
Sinopec Group Overseas Development 2014 Ltd.
FRN, (3 mo. LIBOR US + 0.920%)
2.27%, 04/10/19[a,b]	10,930	10,968,146
Statoil ASA
FRN, (3 mo. LIBOR US + 0.200%)
1.51%, 11/09/17[a]	21,835	21,836,092
FRN, (3 mo. LIBOR US + 0.290%)
1.61%, 05/15/18[a]	10,240	10,253,619

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.460%)
1.77%, 11/08/18[a]	$16,928	$16,993,173
Total Capital International SA
FRN, (3 mo. LIBOR US + 0.570%)
1.88%, 08/10/18[a]	5,128	5,148,307

		313,699,604
PHARMACEUTICALS — 1.49%
Allergan Funding SCS
FRN, (3 mo. LIBOR US + 1.080%)
2.39%, 03/12/18[a]	6,950	6,968,696
FRN, (3 mo. LIBOR US + 1.255%)
2.57%, 03/12/20[a,c]	19,735	20,098,914
AstraZeneca PLC
FRN, (3 mo. LIBOR US + 0.530%)
1.84%, 11/16/18[a,c]	8,960	8,993,062
FRN, (3 mo. LIBOR US + 0.620%)
1.94%, 06/10/22[a]	8,000	8,002,960
Cardinal Health Inc.
FRN, (3 mo. LIBOR US + 0.770%)
2.09%, 06/15/22[a]	2,150	2,158,213
Johnson & Johnson
FRN, (3 mo. LIBOR US + 0.270%)
1.59%, 03/01/19[a]	2,850	2,859,006
Merck & Co. Inc.
FRN, (3 mo. LIBOR US + 0.360%)
1.68%, 05/18/18[a,c]	22,256	22,290,274
FRN, (3 mo. LIBOR US + 0.375%)
1.68%, 02/10/20[a]	18,860	18,978,441
Pfizer Inc.
FRN, (3 mo. LIBOR US + 0.300%)
1.62%, 06/15/18[a]	6,930	6,940,464

		97,290,030
PIPELINES — 0.03%
TransCanada PipeLines Ltd.
FRN, (3 mo. LIBOR US + 0.790%)
2.15%, 01/12/18[a]	1,875	1,877,419

		1,877,419
RETAIL — 0.42%
Home Depot Inc. (The)
FRN, (3 mo. LIBOR US + 0.150%)
1.47%, 06/05/20[a]	8,915	8,930,066

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Lowe’s Companies Inc.
FRN, (3 mo. LIBOR US + 0.420%)
1.74%, 09/10/19[a,c]	$11,375	$11,446,207
Wal-Mart Stores Inc.
FRN, (3 mo. LIBOR US - 0.030%)
1.31%, 10/09/19[a]	7,075	7,073,939

		27,450,212
SEMICONDUCTORS — 0.56%
Intel Corp.
FRN, (3 mo. LIBOR US + 0.080%)
1.39%, 05/11/20[a]	18,525	18,536,671
FRN, (3 mo. LIBOR US + 0.350%)
1.66%, 05/11/22[a]	10,450	10,497,861
QUALCOMM Inc.
FRN, (3 mo. LIBOR US + 0.360%)
1.68%, 05/20/19[a]	4,845	4,861,521
FRN, (3 mo. LIBOR US + 0.450%)
1.77%, 05/20/20[a]	2,680	2,698,278

		36,594,331
SOFTWARE — 0.29%
Oracle Corp.
FRN, (3 mo. LIBOR US + 0.510%)
1.86%, 10/08/19[a,c]	5,893	5,941,676
FRN, (3 mo. LIBOR US + 0.580%)
1.94%, 01/15/19[a]	12,791	12,879,130

		18,820,806
TELECOMMUNICATIONS — 3.26%
AT&T Inc.
FRN, (3 mo. LIBOR US + 0.650%)
2.01%, 01/15/20[a]	15,050	15,133,076
FRN, (3 mo. LIBOR US + 0.670%)
1.99%, 03/11/19[a]	15,020	15,102,910
FRN, (3 mo. LIBOR US + 0.910%)
2.23%, 11/27/18[a]	7,255	7,311,081
FRN, (3 mo. LIBOR US + 0.930%)
2.26%, 06/30/20[a]	17,958	18,295,790
FRN, (3 mo. LIBOR US + 0.950%)
2.31%, 07/15/21[a,c]	22,550	22,845,856
Cisco Systems Inc.
FRN, (3 mo. LIBOR US + 0.310%)
1.63%, 06/15/18[a]	12,643	12,667,275
FRN, (3 mo. LIBOR US + 0.340%)
1.67%, 09/20/19[a]	8,505	8,550,077

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.500%)
1.82%, 03/01/19[a]	$10,350	$10,415,930
FRN, (3 mo. LIBOR US + 0.600%)
1.92%, 02/21/18[a]	10,321	10,340,403
Deutsche Telekom International Finance BV
FRN, (3 mo. LIBOR US + 0.580%)
1.93%, 01/17/20[a,b]	9,750	9,783,053
Verizon Communications Inc.
FRN, (3 mo. LIBOR US + 0.370%)
1.69%, 08/15/19[a,c]	8,280	8,300,617
FRN, (3 mo. LIBOR US + 0.550%)
1.86%, 05/22/20[a]	29,575	29,757,773
FRN, (3 mo. LIBOR US + 0.770%)
2.09%, 06/17/19[a,c]	8,668	8,745,925
FRN, (3 mo. LIBOR US + 1.000%)
2.32%, 03/16/22[a,c]	22,600	22,975,160
FRN, (3 mo. LIBOR US + 1.750%)
3.07%, 09/14/18[a]	13,230	13,419,983

		213,644,909
TRANSPORTATION — 0.18%
United Parcel Service Inc.
FRN, (3 mo. LIBOR US + 0.380%)
1.69%, 05/16/22[a]	11,490	11,529,411

		11,529,411

TOTAL CORPORATE BONDS & NOTES
(Cost: $5,585,469,762)		5,610,661,990

FOREIGN GOVERNMENT OBLIGATIONS[e] — 13.85%

CANADA — 1.39%
Export Development Canada
FRN, (3 mo. LIBOR US + 0.010%)
1.32%, 08/13/19[a,b]	27,500	27,501,925
FRN, (3 mo. LIBOR US + 0.130%)
1.44%, 11/23/20[a,b]	22,000	22,079,860
Province of Quebec Canada
FRN, (3 mo. LIBOR US + 0.230%)
1.55%, 09/04/18[a]	15,440	15,466,711
FRN, (3 mo. LIBOR US + 0.280%)
1.64%, 07/21/19[a]	25,800	25,893,138

		90,941,634

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FINLAND — 0.04%
Municipality Finance PLC
FRN, (3 mo. LIBOR US + 0.170%)
1.48%, 02/07/20[a,b]	$3,000	$3,008,790

		3,008,790
JAPAN — 0.25%
Japan Bank for International Cooperation/Japan
FRN, (3 mo. LIBOR US + 0.360%)
1.67%, 11/13/18[a]	10,255	10,273,356
FRN, (3 mo. LIBOR US + 0.570%)
1.89%, 02/24/20[a]	6,200	6,239,246

		16,512,602
NORWAY — 1.31%
Kommunalbanken AS
FRN, (3 mo. LIBOR US + 0.070%)
1.39%, 03/17/20[a,b]	23,730	23,751,357
FRN, (3 mo. LIBOR US + 0.130%)
1.44%, 05/02/19[a,b]	10,000	10,015,200
1.45%, 09/08/21[a,b]	24,200	24,237,026
FRN, (3 mo. LIBOR US + 0.180%)
1.50%, 02/20/18[a,b]	27,750	27,766,373

		85,769,956
SOUTH KOREA — 0.57%
Export-Import Bank of Korea
FRN, (3 mo. LIBOR US + 0.460%)
1.82%, 10/21/19[a,c]	18,450	18,403,506
FRN, (3 mo. LIBOR US + 0.700%)
2.02%, 05/26/19[a]	1,200	1,202,112
FRN, (3 mo. LIBOR US + 0.875%)
2.24%, 01/25/22[a]	17,500	17,541,650

		37,147,268
SUPRANATIONAL — 9.44%
African Development Bank
FRN, (3 mo. LIBOR US + 0.040%)
1.35%, 08/01/18[a,c]	18,440	18,444,057
FRN, (3 mo. LIBOR US + 0.190%)
1.51%, 06/15/20[a]	8,650	8,685,811
Asian Development Bank
FRN, (3 mo. LIBOR US + 0.010%)
1.36%, 07/10/19[a,c]	14,785	14,786,331
FRN, (3 mo. LIBOR US + 0.020%)
1.34%, 02/28/18[a]	18,970	18,973,035

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.050%)
1.37%, 03/16/21[a,c]	$16,575	$16,583,122
FRN, (3 mo. LIBOR US + 0.150%)
1.46%, 02/08/18[a]	10,965	10,969,934
FRN, (3 mo. LIBOR US + 0.190%)
1.51%, 06/16/21[a]	23,750	23,871,600
FRN, (3 mo. LIBOR US + 0.320%)
1.64%, 02/26/20[a]	22,555	22,713,336
FRN, (3 mo. LIBOR US)
1.33%, 06/25/19[a,c]	9,490	9,489,336
Corp. Andina de Fomento
FRN, (3 mo. LIBOR US + 0.550%)
1.93%, 01/29/18[a]	12,090	12,094,957
European Bank for Reconstruction & Development
FRN, (3 mo. LIBOR US + 0.010%)
1.33%, 11/19/20[a]	300	299,850
FRN, (3 mo. LIBOR US + 0.110%)
1.46%, 01/10/20[a]	8,930	8,947,592
FRN, (3 mo. LIBOR US)
1.33%, 03/23/20[a]	19,375	19,368,800
European Investment Bank
FRN, (1 mo. LIBOR US + 0.020%)
1.26%, 07/06/18[a,b]	4,920	4,920,098
FRN, (3 mo. LIBOR US + 0.070%)
1.42%, 10/09/18[a,b]	28,815	28,834,882
FRN, (3 mo. LIBOR US + 0.110%)
1.44%, 03/24/21[a,b]	25,400	25,456,134
Inter-American Development Bank
FRN, (1 mo. LIBOR US + 0.040%)
1.28%, 11/26/18[a]	31,970	31,973,517
FRN, (3 mo. LIBOR US + 0.010%)
1.37%, 07/15/20[a]	22,855	22,848,829
FRN, (3 mo. LIBOR US + 0.030%)
1.34%, 09/12/18[a]	12,750	12,753,825
FRN, (3 mo. LIBOR US + 0.060%)
1.42%, 01/16/18[a]	12,160	12,161,824
FRN, (3 mo. LIBOR US + 0.070%)
1.43%, 07/15/22[a]	7,300	7,299,708
FRN, (3 mo. LIBOR US + 0.200%)
1.56%, 07/15/21[a]	22,405	22,530,244
FRN, (3 mo. LIBOR US + 0.220%)
1.58%, 10/15/20[a,c]	16,380	16,471,237

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FRN, (3 mo. LIBOR US + 0.320%)
1.68%, 04/15/20[a,f]	$19,915	$20,064,562
FRN, (3 mo. LIBOR US - 0.010%)
1.32%, 06/20/18[a]	19,925	19,925,000
FRN, (3 mo. LIBOR US)
1.36%, 10/15/19[a,c]	25,030	25,028,999
International Bank for Reconstruction & Development
FRN, (3 mo. LIBOR US + 0.100%)
1.46%, 10/13/20[a]	28,170	28,232,537
FRN, (3 mo. LIBOR US + 0.140%)
1.46%, 12/16/17[a]	4,870	4,871,266
FRN, (3 mo. LIBOR US + 0.280%)
1.59%, 02/11/21[a,c]	17,720	17,865,127
FRN, (3 mo. LIBOR US)
1.32%, 12/17/18[a,c]	23,405	23,404,532
International Finance Corp.
FRN, (1 mo. LIBOR US + 0.020%)
1.26%, 02/02/18[a]	11,640	11,640,349
FRN, (3 mo. LIBOR US + 0.010%)
1.33%, 12/15/20[a]	27,300	27,288,261
FRN, (3 mo. LIBOR US + 0.060%)
1.41%, 01/09/19[a]	13,651	13,660,283
FRN, (3 mo. LIBOR US + 0.180%)
1.50%, 12/15/21[a]	37,500	37,689,000
Nordic Investment Bank
FRN, (3 mo. LIBOR US + 0.050%)
1.42%, 04/25/18[a]	17,605	17,610,633

		617,758,608
SWEDEN — 0.85%
Kommuninvest I Sverige AB
FRN, (3 mo. LIBOR US + 0.030%)
1.35%, 12/03/18[a,b,c]	4,000	4,000,640
FRN, (3 mo. LIBOR US + 0.140%)
1.45%, 08/17/18[a,b]	5,600	5,605,936
Svensk Exportkredit AB
FRN, (3 mo. LIBOR US + 0.100%)
1.44%, 10/04/18[a]	24,210	24,231,305
FRN, (3 mo. LIBOR US + 0.180%)
1.49%, 11/10/17[a]	5,330	5,330,320

Security	Principal or Shares (000s)	Value
FRN, (3 mo. LIBOR US + 0.330%)
1.69%, 01/14/19[a,c]	$16,355	$16,416,985

		55,585,186

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $905,621,010)		906,724,044

SHORT-TERM INVESTMENTS — 1.77%

MONEY MARKET FUNDS — 1.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[d,g,h]	96,394	96,413,561
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[d,g]	19,173	19,172,672

		115,586,233

TOTAL SHORT-TERM INVESTMENTS
(Cost: $115,566,954)		115,586,233

TOTAL INVESTMENTS IN SECURITIES — 101.35%
(Cost: $6,606,657,726)[i]		6,632,972,267
Other Assets, Less Liabilities — (1.35)%		(88,518,579)

NET ASSETS — 100.00%		$6,544,453,688

FRN  —  Floating Rate Note

[a]	Floating rate security. Rate shown is the rate in effect as of period end.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	Investments are denominated in U.S. dollars.
[f]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $6,606,666,559. Net unrealized appreciation was $26,305,708, of which $26,637,401 represented gross unrealized appreciation on investments and $331,693 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)	Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	262,523	—	(166,129)[b]	96,394	$96,413,561	$53,172	$(5,110)	$	—[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	46,603	—	(27,430)[b]	19,173	19,172,672	4,320	—		211,617
PNC Bank N.A.
1.47%, 06/07/17	$16,852	$2,550	$(19,402)	$—	—	148	(22,258)		173,462
1.47%, 08/01/17	1,100	500	(1,600)	—	—	—	(218)		13,886
1.68%, 05/19/20	—	5,320	—	5,320	5,338,833	—	4,743		27,557
1.72%, 12/07/18	—	4,200	—	4,200	4,207,224	—	(4,157)		19,209
1.74%, 06/01/18	1,825	14,080	—	15,905	15,940,627	—	(811)		77,219
1.87%, 07/27/22	—	16,000	—	16,000	16,049,920	—	1,303		71,641

					$157,122,837	$57,640	$(26,508)		$594,591

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$5,610,661,990	$—	$5,610,661,990
Foreign government obligations	—	906,724,044	—	906,724,044
Money market funds	115,586,233	—	—	115,586,233

Total	$115,586,233	$6,517,386,034	$—	$6,632,972,267

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares Aaa - A Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$116,575,970	$331,251,881	$6,449,561,891
Affiliated (Note 2)	15,364,668	10,996,493	157,095,835

Total cost of investments in securities	$131,940,638	$342,248,374	$6,606,657,726

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$117,385,009	$350,802,394	$6,475,849,430
Affiliated (Note 2)	15,370,795	10,996,493	157,122,837
Cash	—	8,665	953,790
Receivables:
Investment securities sold	567,144	2,216,873	—
Due from custodian (Note 4)	—	—	100,021
Dividends and interest	1,004,997	1,452,605	15,976,034

Total Assets	134,327,945	365,477,030	6,650,002,112

LIABILITIES
Payables:
Investment securities purchased	1,436,006	11,007,561	8,100,021
Collateral for securities on loan (Note 1)	11,531,255	—	96,339,015
Investment advisory fees (Note 2)	15,215	59,626	1,109,388

Total Liabilities	12,982,476	11,067,187	105,548,424

NET ASSETS	$121,345,469	$354,409,843	$6,544,453,688

Net assets consist of:
Paid-in capital	$123,037,956	$333,635,895	$6,516,852,652
Undistributed net investment income	264,590	319,805	7,930,785
Undistributed net realized gain (accumulated net realized loss)	(2,772,243)	903,630	(6,644,290)
Net unrealized appreciation	815,166	19,550,513	26,314,541

NET ASSETS	$121,345,469	$354,409,843	$6,544,453,688

Shares outstanding[b]	2,300,000	6,400,000	128,500,000

Net asset value per share	$52.76	$55.38	$50.93

[a]	Securities on loan with values of $11,067,305, $ — and $93,916,749, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares Aaa - A Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

NET INVESTMENT INCOME
Dividends —affiliated (Note 2)	$7,901	$36,804	$211,617
Interest —unaffiliated	2,897,793	2,968,971	84,484,301
Interest — affiliated (Note 2)	27,469	1,121	382,974
Securities lending income —affiliated — net (Note 2)	30,162	—	689,048

Total investment income	2,963,325	3,006,896	85,767,940

EXPENSES
Investment advisory fees (Note 2)	156,536	288,306	10,516,930
Proxy fees	2,240	3,744	118,984

Total expenses	158,776	292,050	10,635,914

Net investment income	2,804,549	2,714,846	75,132,026

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments —unaffiliated	10,364	2,462,904	460,516
Investments —affiliated (Note 2)	1,470	16	53,172
In-kind redemptions —unaffiliated	(77,966)	—	187,082
In-kind redemptions —affiliated (Note 2)	2,288	—	148
Payment from affiliate (Note 2)	—	150,357	—
Realized gain distributions from affiliated funds	66	23	4,320

Net realized gain (loss)	(63,778)	2,613,300	705,238

Net change in unrealized appreciation/depreciation on:
Investments —unaffiliated	(263,843)	19,546,749	20,165,887
Investments —affiliated (Note 2)	(10,621)	194	(26,508)

Net change in unrealized appreciation/depreciation	(274,464)	19,546,943	20,139,379

Net realized and unrealized gain (loss)	(338,242)	22,160,243	20,844,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,466,307	$24,875,089	$95,976,643

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Aaa - A Rated Corporate Bond ETF		iShares Convertible Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,804,549	$2,181,521	$2,714,846	$293,755
Net realized gain (loss)	(63,778)	(129,127)	2,613,300	(823,907)
Net change in unrealized appreciation/depreciation	(274,464)	2,408,881	19,546,943	1,118,013

Net increase in net assets resulting from operations	2,466,307	4,461,275	24,875,089	587,861

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,700,100)	(2,475,120)	(2,917,766)	(574,001)

Total distributions to shareholders	(2,700,100)	(2,475,120)	(2,917,766)	(574,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,027,158	36,975,633	318,349,711	—
Cost of shares redeemed	(18,057,001)	(10,328,532)	—	(4,629,978)

Net increase (decrease) in net assets from capital share transactions	15,970,157	26,647,101	318,349,711	(4,629,978)

INCREASE (DECREASE) IN NET ASSETS	15,736,364	28,633,256	340,307,034	(4,616,118)

NET ASSETS
Beginning of year	105,609,105	76,975,849	14,102,809	18,718,927

End of year	$121,345,469	$105,609,105	$354,409,843	$14,102,809

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$264,590	$160,076	$319,805	$(111,420)

SHARES ISSUED AND REDEEMED
Shares sold	650,000	700,000	6,100,000	—
Shares redeemed	(350,000)	(200,000)	—	(100,000)

Net increase (decrease) in shares outstanding	300,000	500,000	6,100,000	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Floating Rate Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$75,132,026	$29,021,801
Net realized gain (loss)	705,238	(738,975)
Net change in unrealized appreciation/depreciation	20,139,379	14,694,310

Net increase in net assets resulting from operations	95,976,643	42,977,136

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(72,403,107)	(25,606,219)

Total distributions to shareholders	(72,403,107)	(25,606,219)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,371,460,472	541,299,844
Cost of shares redeemed	(35,583,739)	(863,148,785)

Net increase (decrease) in net assets from capital share transactions	3,335,876,733	(321,848,941)

INCREASE (DECREASE) IN NET ASSETS	3,359,450,269	(304,478,024)

NET ASSETS
Beginning of year	3,185,003,419	3,489,481,443

End of year	$6,544,453,688	$3,185,003,419

Undistributed net investment income included in net assets at end of year	$7,930,785	$5,197,642

SHARES ISSUED AND REDEEMED
Shares sold	66,400,000	10,700,000
Shares redeemed	(700,000)	(17,100,000)

Net increase (decrease) in shares outstanding	65,700,000	(6,400,000)

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$52.80	$51.32	$51.53	$50.22	$52.31

Income from investment operations:
Net investment income[a]	1.40	1.34	1.31	1.18	1.06
Net realized and unrealized gain (loss)[b]	(0.08)	1.70	(0.23)	1.30	(2.14)

Total from investment operations	1.32	3.04	1.08	2.48	(1.08)

Less distributions from:
Net investment income	(1.36)	(1.56)	(1.29)	(1.17)	(1.01)

Total distributions	(1.36)	(1.56)	(1.29)	(1.17)	(1.01)

Net asset value, end of year	$52.76	$52.80	$51.32	$51.53	$50.22

Total return	2.57%	6.02%	2.11%	4.99%	(2.07)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$121,345	$105,609	$76,976	$422,523	$391,723
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	2.69%	2.56%	2.53%	2.33%	2.09%
Portfolio turnover rate[c]	16%	26%	19%	18%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Convertible Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Jun. 2, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$47.01	$46.80	$49.50

Income from investment operations:
Net investment income[b]	1.00	0.79	0.30
Net realized and unrealized gain (loss)[c]	8.57	1.02	(2.77)

Total from investment operations	9.57	1.81	(2.47)

Less distributions from:
Net investment income	(1.20)	(1.60)	(0.23)

Total distributions	(1.20)	(1.60)	(0.23)

Net asset value, end of period	$55.38	$47.01	$46.80

Total return	20.63%	3.98%	(4.98)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$354,410	$14,103	$18,719
Ratio of expenses to average net assets[e]	0.20%	0.30%	0.35%
Ratio of net investment income to average net assets[e]	1.88%	1.75%	1.55%
Portfolio turnover rate[f]	14%	20%	5%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$50.72	$50.43	$50.74	$50.65	$50.36

Income from investment operations:
Net investment income[a]	0.73	0.45	0.25	0.22	0.25
Net realized and unrealized gain (loss)[b]	0.19	0.24	(0.31)	0.09	0.34

Total from investment operations	0.92	0.69	(0.06)	0.31	0.59

Less distributions from:
Net investment income	(0.71)	(0.40)	(0.25)	(0.22)	(0.30)

Total distributions	(0.71)	(0.40)	(0.25)	(0.22)	(0.30)

Net asset value, end of year	$50.93	$50.72	$50.43	$50.74	$50.65

Total return	1.82%	1.39%	(0.14)%	0.61%	1.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,544,454	$3,185,003	$3,489,481	$4,119,845	$3,778,710
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.43%	0.89%	0.50%	0.44%	0.49%
Portfolio turnover rate[c]	21%	26%	23%	13%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Aaa - A Rated Corporate Bond	Diversified
Convertible Bond	Non-diversified
Floating Rate Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Aaa - A Rated Corporate Bond
Barclays Capital Inc.	$441,837	$441,837	$—
BMO Capital Markets	148,654	148,654	—
BNP Paribas New York Branch	663,361	663,361	—
BNP Paribas Prime Brokerage Inc.	100,174	100,174	—
BNP Paribas Prime Brokerage International Ltd.	291,522	291,522	—
Citigroup Global Markets Inc.	1,164,448	1,164,448	—
Credit Suisse Securities (USA) LLC	699,254	699,254	—
Deutsche Bank Securities Inc.	841,559	841,559	—
HSBC Securities (USA) Inc.	1,431,998	1,431,998	—
Jefferies LLC	755,389	755,389	—
JPMorgan Securities LLC	1,008,832	1,008,832	—
Merrill Lynch, Pierce, Fenner & Smith	302,956	302,956	—
Morgan Stanley & Co. LLC	582,141	582,141	—
RBC Capital Markets LLC	1,175,878	1,175,878	—
SG Americas Securities LLC	99,222	99,222	—
UBS Securities LLC	258,456	258,456	—
Wells Fargo Securities LLC	1,101,624	1,101,624	—

	$11,067,305	$11,067,305	$—

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Floating Rate Bond
Barclays Capital Inc.	$7,187,135	$7,187,135	$—
BMO Capital Markets	4,485,925	4,485,925	—
BNP Paribas Prime Brokerage Inc.	767,828	767,828	—
BNP Paribas Prime Brokerage International Ltd.	523,780	523,780	—
Citigroup Global Markets Inc.	3,507,935	3,507,935	—
Credit Suisse Securities (USA) LLC	1,027,485	1,027,485	—
Deutsche Bank Securities Inc.	11,687,620	11,687,620	—
Goldman Sachs & Co.	8,868,370	8,868,370	—
HSBC Securities (USA) Inc.	17,117,250	17,117,250	—
JPMorgan Securities LLC	6,713,153	6,713,153	—
Merrill Lynch, Pierce, Fenner & Smith	7,762,260	7,762,260	—
Mizuho Securities USA Inc.	1,749,884	1,749,884	—
Morgan Stanley & Co. LLC	6,531,441	6,531,441	—
MUFG Securities Americas Inc.	624,218	624,218	—
Nomura Securities International Inc.	395,082	395,082	—
RBC Capital Markets LLC	9,346,204	9,346,204	—
Scotia Capital (USA) Inc.	5,133,483	5,133,483	—
Wells Fargo Securities LLC	487,696	487,696	—

	$93,916,749	$93,916,749	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Aaa - A Rated Corporate Bond	0.15%
Convertible Bond	0.20
Floating Rate Bond	0.20

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Aaa - A Rated Corporate Bond	$10,627
Floating Rate Bond	242,712

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

The iShares Convertible Bond ETF received a payment from BFA to compensate the Fund for the impact of an incorrect processing of the elections made on a corporate action. The payment is reported in the Fund’s statement of operations under “Payment from affiliate”.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Aaa - A Rated Corporate Bond	$17,382,086	$16,046,436
Convertible Bond	195,347,709	18,738,118
Floating Rate Bond	1,732,039,819	991,135,194

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Aaa - A Rated Corporate Bond	$31,996,500	$17,714,203
Convertible Bond	135,169,215	—
Floating Rate Bond	3,262,239,344	33,266,048

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to deemed dividends recognized for tax purposes, payments from affiliates, amortization methods on fixed income securities and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Aaa - A Rated Corporate Bond	$(76,760)	$65	$76,695
Convertible Bond	—	634,145	(634,145)
Floating Rate Bond	187,230	4,224	(191,454)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
Aaa - A Rated Corporate
Ordinary income	$2,700,100	$2,475,120

Convertible Bond
Ordinary income	$2,917,766	$574,001

Floating Rate Bond
Ordinary income	$72,403,107	$25,606,219

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Aaa - A Rated Corporate Bond	$264,590	$—	$(2,770,364)	$813,287	$(1,692,487)
Convertible Bond	1,870,199	658,509	—	18,245,240	20,773,948
Floating Rate Bond	7,930,785	—	(6,635,457)	26,305,708	27,601,036

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, deemed dividends recognized for tax purposes and amortization methods for premiums and discounts on fixed income securities.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Aaa - A Rated Corporate Bond	$2,770,364
Floating Rate Bond	6,635,457

For the year ended October 31, 2017, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Aaa - A Rated Corporate Bond	$14,796
Convertible Bond	1,019,412
Floating Rate Bond	522,617

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and

iShares Floating Rate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
Aaa - A Rated Corporate Bond	$2,066,280
Convertible Bond	2,714,846
Floating Rate Bond	44,733,194

TAX INFORMATION	73

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	75

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Aaa - A Rated Corporate Bond	$1.356938	$—	$0.001434	$1.358372	100%	—%	0%[a]	100%
Convertible Bond	1.128883	—	0.072889	1.201772	94	—	6	100
Floating Rate Bond	0.698340	—	0.008476	0.706816	99	—	1	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: February 14, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	9	0.64
Greater than 0.5% and Less than 1.0%	228	16.09
Greater than 0.0% and Less than 0.5%	866	61.11
At NAV	27	1.91
Less than 0.0% and Greater than –0.5%	283	19.97
Less than –0.5% and Greater than –1.0%	3	0.21

	1,417	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Convertible Bond ETF

Period Covered: June 2, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.17%
Greater than 0.5% and Less than 1.0%	75	12.73
Greater than 0.0% and Less than 0.5%	284	48.23
At NAV	4	0.68
Less than 0.0% and Greater than –0.5%	118	20.03
Less than –0.5% and Greater than –1.0%	71	12.05
Less than –1.0% and Greater than –1.5%	26	4.41
Less than –1.5% and Greater than –2.0%	8	1.36
Less than –2.0%	2	0.34

	589	100.00%

iShares Floating Rate Bond ETF

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.07%
Greater than 0.5% and Less than 1.0%	22	1.52
Greater than 0.0% and Less than 0.5%	1,034	71.51
At NAV	68	4.70
Less than 0.0% and Greater than –0.5%	321	22.20

	1,446	100.00%

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	85

Notes:

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1004-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NASDAQ
➢	iShares 5-10 Year Investment Grade Corporate Bond ETF | MLQD | Cboe BZX
➢	iShares 10+ Year Investment Grade Corporate Bond ETF | LLQD | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.68%	1.66%	1.74%	1.68%	1.66%	1.74%
Since Inception	1.83%	1.85%	1.98%	7.61%	7.71%	8.27%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,011.50	$0.35	$1,000.00	$1,024.90	$0.36	0.07%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.68%, net of fees, while the total return for the Index was 1.74%.

The Index’s positive return for the reporting period was driven in part by continued investor demand for yield. Despite three short-term interest rate increases by the Fed, short-term U.S. Treasury yields remained low. Consequently, investors looked to corporate bonds, which typically offer higher yields than U.S. Treasury securities with comparable maturities.

From a sector perspective, industrial bonds contributed the most to the Index’s return for the reporting period. The industrial sector of the Index incorporates a wide variety of industries, including bonds issued by companies in the technology, communications, materials, energy, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, bonds issued by consumer non-cyclicals companies contributed the most to the Index’s performance, led by the pharmaceuticals, food and beverage, and healthcare industries. Bonds issued by energy companies were also strong contributors as they benefited from a rebound in oil and gas prices.

The financial sector also contributed meaningfully to the Index’s return for the reporting period, led by the banks industry. The Fed’s interest rate increases led to higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors. In addition, stress tests for many of the largest U.S. banks indicated strong capital and liquidity positions, which indicates a bank’s ability to meet short-term obligations.

With regard to credit quality, the most significant contribution to the Index’s return for the reporting period came from lower-quality investment-grade bonds, whose relatively high yields attracted strong investor demand during the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]

Financial	42.96%
Consumer Non-Cyclical	16.45
Energy	7.97
Communications	7.75
Technology	7.44
Consumer Cyclical	7.33
Industrial	5.83
Utilities	2.54
Basic Materials	1.73

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	1.97%
Aa	13.53
A	44.52
Baa	37.83
Ba	1.47
Not Rated	0.68

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.16%	0.44%	0.21%

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

For the fiscal period ended 10/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (9/12/17) [a]	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,018.00	$0.08	$1,000.00	$1,024.90	$0.31	0.06%

[a]	The beginning of the period (commencement of operations) is September 12, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 5-10 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between five and ten years, as represented by the Markit iBoxx USD Liquid Investment Grade Intermediate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 12, 2017 (inception date of the Fund) through October 31, 2017 (the “reporting period”), the total return for the Fund was 0.16%, net of fees, while the total return for the Index was 0.21%.

The Index’s modest return for the brief reporting period was driven in part by continued investor demand for yield. As U.S. Treasury yields remained low, investors looked to corporate bonds, which typically offer higher yields than U.S. Treasury securities with comparable maturities.

From a sector perspective, industrial bonds, the largest sector weight in the Index on average for the reporting period, contributed the most to the Index’s return. The industrial sector of the Index incorporates a wide variety of industries, including bonds issued by companies in the technology, communications, materials, energy, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, bonds issued by energy companies contributed the most to the Index’s performance for the reporting period, benefiting from higher oil and gas prices. Bonds issued by communications and technology companies also contributed to the Index’s return, while consumer non-cyclicals and capital goods bonds detracted from the Index’s performance.

The financial sector also contributed to the Index’s return for the reporting period, led by the banks industry. The Fed’s interest rate increases led to higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors. In addition, stress tests for many of the largest U.S. banks indicated strong capital and liquidity positions, which indicates a bank’s ability to meet short-term obligations.

With regard to credit quality, the most significant contribution to the Index’s return for the reporting period came from lower-quality investment-grade bonds, whose relatively high yields attracted strong investor demand during the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]

Financial	34.95%
Consumer Non-Cyclical	18.11
Energy	11.31
Communications	10.10
Technology	9.61
Consumer Cyclical	6.24
Industrial	4.96
Utilities	2.86
Basic Materials	1.86

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	2.80%
Aa	9.81
A	37.41
Baa	46.55
Ba	2.64
Not Rated	0.79

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.80%	1.98%	1.70%

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

For the fiscal period ended 10/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (9/12/17) [a]	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,001.60	$0.08	$1,000.00	$1,024.90	$0.31	0.06%

[a]	The beginning of the period (commencement of operations) is September 12, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 10+ Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities greater than ten years, as represented by the Markit iBoxx USD Liquid Investment Grade Long Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 12, 2017 (inception date of the Fund) through October 31, 2017 (the “reporting period”), the total return for the Fund was 1.80%, net of fees, while the total return for the Index was 1.70%.

The Index’s positive return for the brief reporting period was driven in part by continued investor demand for yield. As U.S. Treasury yields remained low, investors looked to corporate bonds, which typically offer higher yields than U.S. Treasury securities with comparable maturities.

From a sector perspective, industrial bonds, the largest sector weight in the Index on average for the reporting period, contributed the most to the Index’s return. The industrial sector of the Index incorporates a wide variety of industries, including bonds issued by companies in the technology, communications, materials, energy, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, bonds issued by energy companies contributed the most to the Index’s performance for the reporting period, benefiting from higher oil and gas prices. Other leading contributors to the Index’s return included bonds issued by communications, consumer non-cyclicals, and technology companies.

The financial sector also contributed to the Index’s return for the reporting period, led by the banks industry. The Fed’s interest rate increases led to higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors. In addition, stress tests for many of the largest U.S. banks indicated strong capital and liquidity positions, which indicates a bank’s ability to meet short-term obligations.

With regard to credit quality, the most significant contribution to the Index’s return for the reporting period came from lower-quality investment-grade bonds, whose relatively high yields attracted strong investor demand during the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]

Consumer Non-Cyclical	19.83%
Financial	17.98
Communications	16.89
Energy	12.36
Industrial	8.34
Technology	8.14
Utilities	7.45
Consumer Cyclical	5.38
Basic Materials	3.63

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	4.46%
Aa	6.48
A	39.59
Baa	44.92
Ba	4.16
Not Rated	0.39

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 (or commencement of operations, as applicable) and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 99.09%

ADVERTISING — 0.20%
Omnicom Group Inc.
3.63%, 05/01/22	$750	$782,031
6.25%, 07/15/19	100	106,872
WPP Finance 2010
3.63%, 09/07/22	350	362,540

		1,251,443
AEROSPACE & DEFENSE — 1.47%
Boeing Co. (The)
4.88%, 02/15/20	850	906,475
6.00%, 03/15/19	175	185,187
General Dynamics Corp.
1.00%, 11/15/17	425	424,918
L3 Technologies Inc.
4.75%, 07/15/20	355	377,367
4.95%, 02/15/21 (Call 11/15/20)	875	941,386
5.20%, 10/15/19	270	286,010
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)[a]	779	788,979
Northrop Grumman Corp.
2.08%, 10/15/20	65	65,006
2.55%, 10/15/22 (Call 09/15/22)	500	500,564
3.50%, 03/15/21	210	218,212
5.05%, 08/01/19	95	100,104
Raytheon Co.
3.13%, 10/15/20	875	902,603
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	725	733,052
United Technologies Corp.
3.10%, 06/01/22	500	512,526
4.50%, 04/15/20	1,935	2,046,698

		8,989,087
AGRICULTURE — 1.42%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	350	354,527
4.75%, 05/05/21	1,325	1,438,241
9.70%, 11/10/18	100	107,883
BAT Capital Corp.
2.30%, 08/14/20[b]	845	844,816
2.76%, 08/15/22 (Call 07/15/22)[b]	995	994,906

Security	Principal (000s)	Value
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (Call 08/25/22)	$245	$245,100
3.50%, 11/24/20 (Call 10/24/20)[a]	100	102,579
Philip Morris International Inc.
1.88%, 01/15/19	575	575,612
1.88%, 02/25/21 (Call 01/25/21)[a]	1,400	1,382,029
2.38%, 08/17/22 (Call 07/17/22)	325	322,500
2.63%, 02/18/22 (Call 01/18/22)	275	276,985
5.65%, 05/16/18	681	695,932
Reynolds American Inc.
2.30%, 06/12/18	535	536,540
3.25%, 06/12/20	575	589,014
6.88%, 05/01/20	175	194,497
8.13%, 06/23/19	25	27,405

		8,688,566
AUTO MANUFACTURERS — 4.28%
American Honda Finance Corp.
1.20%, 07/12/19	450	445,170
1.50%, 03/13/18	400	400,011
1.55%, 12/11/17	225	224,968
1.65%, 07/12/21	495	484,476
2.00%, 02/14/20[a]	540	540,415
2.13%, 10/10/18	500	501,894
2.25%, 08/15/19	200	201,256
2.45%, 09/24/20	350	353,296
Ford Motor Credit Co. LLC
2.15%, 01/09/18	400	400,210
2.24%, 06/15/18	300	300,759
2.34%, 11/02/20	1,000	998,950
2.46%, 03/27/20	400	401,376
2.68%, 01/09/20	500	504,419
2.94%, 01/08/19	1,050	1,060,647
2.98%, 08/03/22 (Call 07/03/22)	500	501,300
3.20%, 01/15/21	2,275	2,325,032
3.34%, 03/18/21	450	461,059
3.34%, 03/28/22 (Call 02/28/22)	450	459,002
5.00%, 05/15/18	428	435,218
5.88%, 08/02/21	200	222,648
8.13%, 01/15/20	650	728,487
General Motors Co.
3.50%, 10/02/18	775	786,629
General Motors Financial Co. Inc.
2.40%, 05/09/19	940	944,023
3.10%, 01/15/19	615	622,675

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
3.15%, 01/15/20 (Call 12/15/19)	$420	$427,770
3.20%, 07/13/20 (Call 06/13/20)[a]	925	945,411
3.20%, 07/06/21 (Call 06/06/21)	875	891,998
3.25%, 05/15/18	275	277,126
3.45%, 01/14/22 (Call 12/14/21)	1,185	1,213,703
4.20%, 03/01/21 (Call 02/01/21)	825	866,236
PACCAR Financial Corp.
1.45%, 03/09/18	85	84,998
Toyota Motor Credit Corp.
1.38%, 01/10/18[a]	525	524,860
1.40%, 05/20/19	900	894,853
1.45%, 01/12/18	500	499,992
1.55%, 07/13/18[a]	925	924,775
1.70%, 02/19/19	500	499,590
1.90%, 04/08/21	805	798,001
2.00%, 10/24/18	1,250	1,253,250
2.13%, 07/18/19	260	261,352
2.15%, 03/12/20	720	723,489
2.60%, 01/11/22	275	278,327
3.30%, 01/12/22	475	493,397

		26,163,048
BANKS — 35.88%
Australia & New Zealand Banking Group Ltd.
2.13%, 08/19/20	300	299,431
Australia & New Zealand Banking Group Ltd./New York NY
1.50%, 01/16/18[a]	600	599,983
2.25%, 06/13/19	450	452,197
2.55%, 11/23/21	750	751,324
2.63%, 05/19/22[a]	600	601,090
Banco Santander SA
3.50%, 04/11/22	200	204,451
Bank of America Corp.
2.00%, 01/11/18	869	869,695
2.60%, 01/15/19	2,165	2,180,828
2.63%, 10/19/20	1,125	1,134,915
2.63%, 04/19/21	1,000	1,005,701
2.65%, 04/01/19[a]	1,475	1,487,827
5.49%, 03/15/19	100	104,065
5.63%, 07/01/20	800	867,694
5.65%, 05/01/18	1,345	1,371,196
5.70%, 01/24/22	850	953,516
5.75%, 12/01/17	675	677,092

Security	Principal (000s)	Value
5.88%, 01/05/21	$1,055	$1,165,430
6.88%, 04/25/18	900	922,000
6.88%, 11/15/18	100	105,287
7.63%, 06/01/19	925	1,004,699
VRN, (3 mo. LIBOR US + 0.660%)
2.37%, 07/21/21 (Call 07/21/20)[c]	595	594,311
Series L
2.25%, 04/21/20	925	925,633
Bank of America N.A.
1.75%, 06/05/18[a]	500	500,321
Bank of Montreal
1.40%, 04/10/18	725	724,338
1.45%, 04/09/18 (Call 03/09/18)	875	874,398
1.50%, 07/18/19	1,100	1,092,731
1.90%, 08/27/21	300	295,047
2.35%, 09/11/22	600	594,281
2.38%, 01/25/19 (Call 12/25/18)	770	775,584
Bank of New York Mellon Corp. (The)
1.60%, 05/22/18 (Call 04/22/18)	485	485,224
2.05%, 05/03/21 (Call 04/03/21)	675	671,244
2.10%, 08/01/18 (Call 07/02/18)	100	100,363
2.10%, 01/15/19 (Call 12/15/18)	725	727,534
2.20%, 05/15/19 (Call 04/15/19)	300	301,470
2.45%, 11/27/20 (Call 10/27/20)	675	681,266
2.60%, 02/07/22 (Call 01/07/22)	805	809,800
5.45%, 05/15/19	375	394,694
Series G
2.15%, 02/24/20 (Call 01/24/20)	925	929,427
Bank of Nova Scotia (The)
1.45%, 04/25/18[a]	975	974,067
1.65%, 06/14/19	550	547,835
1.70%, 06/11/18 (Call 05/11/18)[a]	875	875,199
2.05%, 10/30/18[a]	325	326,134
2.15%, 07/14/20	500	500,266
2.35%, 10/21/20	425	427,100
2.45%, 03/22/21	614	616,826
2.45%, 09/19/22	650	646,030
2.80%, 07/21/21	400	405,897
Barclays PLC
2.00%, 03/16/18	400	400,338
2.88%, 06/08/20	700	707,285
3.20%, 08/10/21	575	582,510
3.25%, 01/12/21	650	660,636

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BB&T Corp.
2.05%, 06/19/18 (Call 05/15/18)[a]	$975	$977,418
2.15%, 02/01/21 (Call 01/01/21)	250	249,570
2.25%, 02/01/19 (Call 01/02/19)	250	251,359
2.63%, 06/29/20 (Call 05/29/20)	325	329,625
2.75%, 04/01/22 (Call 03/01/22)	787	797,180
6.85%, 04/30/19	370	396,710
BNP Paribas SA
2.40%, 12/12/18	1,380	1,390,084
2.45%, 03/17/19	250	252,213
2.70%, 08/20/18	650	655,175
5.00%, 01/15/21	700	758,127
BPCE SA
2.25%, 01/27/20	850	853,638
2.50%, 07/15/19	500	505,020
2.75%, 12/02/21	300	303,590
Branch Banking & Trust Co.
1.45%, 05/10/19 (Call 04/10/19)	1,250	1,242,810
2.63%, 01/15/22 (Call 12/15/21)	300	303,246
Canadian Imperial Bank of Commerce
1.55%, 01/23/18 (Call 12/23/17)	448	447,915
1.60%, 09/06/19	50	49,703
2.10%, 10/05/20	500	498,533
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	1,090	1,096,518
2.50%, 05/12/20 (Call 04/12/20)	685	687,794
3.05%, 03/09/22 (Call 02/09/22)[a]	525	532,470
Capital One N.A./Mclean VA
1.65%, 02/05/18 (Call 01/05/18)	600	599,859
2.25%, 09/13/21 (Call 08/13/21)	875	862,439
2.35%, 01/31/20 (Call 12/31/19)	800	800,833
2.65%, 08/08/22 (Call 07/08/22)	250	248,510
2.95%, 07/23/21 (Call 06/23/21)	300	303,530
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	750	749,326
Citigroup Inc.
1.70%, 04/27/18	850	849,979
1.80%, 02/05/18	500	500,235
1.85%, 11/24/17	525	525,073
2.05%, 12/07/18	1,395	1,397,523
2.05%, 06/07/19	390	390,315
2.15%, 07/30/18	700	701,885
2.35%, 08/02/21	670	665,957

Security	Principal (000s)	Value
2.40%, 02/18/20	$575	$577,520
2.50%, 09/26/18	450	452,678
2.50%, 07/29/19	550	554,384
2.55%, 04/08/19	650	655,393
2.65%, 10/26/20[a]	530	534,485
2.70%, 03/30/21	1,360	1,370,956
2.70%, 10/27/22 (Call 09/27/22)	250	248,691
2.75%, 04/25/22 (Call 03/25/22)	940	941,368
2.90%, 12/08/21 (Call 11/08/21)	950	959,894
4.05%, 07/30/22	250	261,746
4.50%, 01/14/22	741	792,679
5.38%, 08/09/20	400	433,305
6.13%, 11/21/17	180	180,425
6.13%, 05/15/18	349	357,086
8.50%, 05/22/19	100	109,663
Citizens Bank N.A./Providence RI
2.25%, 10/30/20	700	698,768
2.55%, 05/13/21 (Call 04/13/21)	375	376,637
2.65%, 05/26/22 (Call 04/26/22)	810	808,094
Commonwealth Bank of Australia/New York NY
1.63%, 03/12/18	750	749,854
2.25%, 03/13/19	550	552,527
2.50%, 09/20/18	500	503,642
2.55%, 03/15/21	900	905,076
Cooperatieve Rabobank UA
3.88%, 02/08/22[a]	1,200	1,270,431
Cooperatieve Rabobank UA/NY
1.38%, 08/09/19	750	743,392
2.25%, 01/14/20	250	251,531
2.50%, 01/19/21	550	554,764
2.75%, 01/10/22	250	253,562
Credit Suisse AG/New York NY
1.70%, 04/27/18	1,000	1,000,286
2.30%, 05/28/19	1,000	1,005,141
3.00%, 10/29/21	500	510,967
5.30%, 08/13/19	600	633,980
5.40%, 01/14/20	500	533,065
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	500	505,104
3.13%, 12/10/20	1,250	1,272,899
3.80%, 09/15/22	500	519,576

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Deutsche Bank AG
2.85%, 05/10/19	$1,450	$1,463,032
2.95%, 08/20/20	275	277,755
3.38%, 05/12/21	680	691,419
4.25%, 10/14/21	905	946,963
Deutsche Bank AG/London
1.88%, 02/13/18	325	325,076
2.50%, 02/13/19	225	226,120
Discover Bank
2.60%, 11/13/18 (Call 10/12/18)	325	327,354
3.10%, 06/04/20 (Call 05/04/20)	500	510,031
Fifth Third Bancorp.
2.30%, 03/01/19 (Call 01/30/19)	495	497,428
2.60%, 06/15/22 (Call 05/15/22)	750	747,088
2.88%, 07/27/20 (Call 06/27/20)	400	407,288
4.50%, 06/01/18	177	179,752
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	510	506,902
2.20%, 10/30/20 (Call 09/30/20)	400	400,010
2.30%, 03/15/19 (Call 02/15/19)	600	603,955
Goldman Sachs Group Inc. (The)
2.00%, 04/25/19 (Call 03/25/19)	275	274,954
2.30%, 12/13/19 (Call 11/13/19)	1,325	1,329,021
2.38%, 01/22/18	665	666,211
2.55%, 10/23/19	910	917,312
2.60%, 04/23/20 (Call 03/23/20)	860	866,540
2.60%, 12/27/20 (Call 12/27/19)	1,145	1,154,211
2.63%, 01/31/19	770	776,258
2.63%, 04/25/21 (Call 03/25/21)	1,400	1,404,780
2.75%, 09/15/20 (Call 08/15/20)	975	985,849
2.88%, 02/25/21 (Call 01/25/21)	1,760	1,781,682
2.90%, 07/19/18	725	730,873
5.25%, 07/27/21	1,337	1,463,991
5.38%, 03/15/20	936	1,001,448
5.95%, 01/18/18	375	378,378
6.00%, 06/15/20	642	701,996
6.15%, 04/01/18	600	610,974
7.50%, 02/15/19	1,215	1,298,838
HSBC Holdings PLC
2.65%, 01/05/22	900	900,384
2.95%, 05/25/21	600	609,955
3.40%, 03/08/21	550	567,026
4.00%, 03/30/22	1,550	1,636,215
4.88%, 01/14/22	400	435,491
5.10%, 04/05/21	575	624,513

Security	Principal (000s)	Value
HSBC USA Inc.
1.50%, 11/13/17[a]	$200	$200,003
1.70%, 03/05/18	775	775,458
2.00%, 08/07/18	750	751,862
2.35%, 03/05/20	400	402,126
2.75%, 08/07/20	650	660,289
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	950	937,892
3.15%, 03/14/21 (Call 02/14/21)	395	404,170
Huntington National Bank (The)
2.00%, 06/30/18	250	250,560
ING Groep NV
3.15%, 03/29/22	450	458,603
Intesa Sanpaolo SpA
3.88%, 01/16/18	500	501,914
JPMorgan Chase & Co.
1.63%, 05/15/18	725	725,072
1.80%, 01/25/18	150	150,090
2.20%, 10/22/19	425	427,176
2.25%, 01/23/20 (Call 12/23/19)	1,825	1,833,715
2.30%, 08/15/21 (Call 08/15/20)	1,600	1,592,808
2.35%, 01/28/19	850	855,663
2.40%, 06/07/21 (Call 05/07/21)	650	650,322
2.55%, 10/29/20 (Call 09/29/20)	1,016	1,024,252
2.55%, 03/01/21 (Call 02/01/21)	2,090	2,107,205
2.75%, 06/23/20 (Call 05/23/20)	1,145	1,162,643
4.25%, 10/15/20	1,040	1,099,280
4.50%, 01/24/22	1,425	1,536,075
4.95%, 03/25/20	415	442,131
6.00%, 01/15/18	1,000	1,009,153
6.30%, 04/23/19	883	939,025
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	300	300,092
2.30%, 09/14/22	500	494,386
2.35%, 03/08/19	850	855,280
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	1,310	1,316,111
2.90%, 09/15/20	350	356,405
Lloyds Banking Group PLC
3.00%, 01/11/22	450	455,549
3.10%, 07/06/21	750	764,260
Manufacturers & Traders Trust Co.
2.05%, 08/17/20 (Call 07/17/20)	255	254,280
2.10%, 02/06/20 (Call 01/06/20)	250	250,225

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	$900	$888,120
2.67%, 07/25/22	500	498,534
2.95%, 03/01/21	950	965,195
Mizuho Financial Group Inc.
2.60%, 09/11/22[a]	400	396,207
2.95%, 02/28/22	450	454,440
Morgan Stanley
1.88%, 01/05/18	313	313,091
2.13%, 04/25/18	475	475,942
2.20%, 12/07/18	50	50,168
2.38%, 07/23/19	905	910,158
2.45%, 02/01/19	1,545	1,554,927
2.50%, 01/24/19	982	988,600
2.50%, 04/21/21	1,225	1,226,444
2.63%, 11/17/21	1,428	1,428,644
2.65%, 01/27/20	1,160	1,171,010
2.80%, 06/16/20	1,090	1,105,027
5.50%, 01/26/20	407	435,701
5.50%, 07/24/20	1,005	1,090,747
5.50%, 07/28/21	715	789,927
5.63%, 09/23/19	875	931,567
5.75%, 01/25/21	450	496,640
5.95%, 12/28/17	325	327,191
6.63%, 04/01/18	225	229,499
7.30%, 05/13/19	925	997,432
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	350	350,161
National Australia Bank Ltd./New York
1.88%, 07/12/21	500	488,744
2.00%, 01/14/19	500	500,950
2.13%, 05/22/20	290	289,827
2.50%, 05/22/22	500	499,101
2.63%, 01/14/21	500	504,052
2.80%, 01/10/22	500	505,278
National Bank of Canada
2.15%, 06/12/20 (Call 05/12/20)	700	699,418
National City Corp.
6.88%, 05/15/19	361	386,812
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[d]	250	249,955
1.60%, 06/01/18 (Call 05/02/18)[d]	800	800,069

Security	Principal (000s)	Value
1.70%, 12/07/18 (Call 11/07/18)[a,d]	$550	$549,525
1.80%, 11/05/18 (Call 10/06/18)[d]	900	900,348
1.95%, 03/04/19 (Call 02/02/19)[d]	850	852,034
2.15%, 04/29/21 (Call 03/30/21)[d]	250	248,739
2.30%, 06/01/20 (Call 05/02/20)[d]	400	402,126
2.45%, 11/05/20 (Call 10/06/20)[d]	250	252,001
2.45%, 07/28/22 (Call 06/28/22)[a,d]	750	749,012
2.55%, 12/09/21 (Call 11/09/21)[d]	250	251,744
2.63%, 02/17/22 (Call 01/18/22)[d]	600	604,896
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[d]	50	53,388
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	575	577,174
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	350	350,543
3.20%, 02/08/21 (Call 01/08/21)	25	25,570
Royal Bank of Canada
1.50%, 07/29/19	775	769,355
1.63%, 04/15/19	550	548,184
2.13%, 03/02/20	75	75,129
2.15%, 03/15/19	675	678,137
2.15%, 10/26/20	400	399,830
2.20%, 07/27/18[a]	840	843,091
2.35%, 10/30/20	890	894,730
2.50%, 01/19/21	550	554,534
2.75%, 02/01/22	375	380,537
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	520	523,311
3.45%, 08/27/18 (Call 07/27/18)	125	126,436
3.70%, 03/28/22 (Call 02/28/22)[b]	750	766,152
Santander UK Group Holdings PLC
2.88%, 08/05/21	500	502,632
3.13%, 01/08/21	857	872,508
Santander UK PLC
2.00%, 08/24/18	350	350,717
2.35%, 09/10/19	175	176,112
2.38%, 03/16/20	50	50,334
2.50%, 03/14/19	505	509,036
3.05%, 08/23/18	675	682,045
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	300	293,936
2.80%, 03/11/22[a]	600	607,630

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
State Street Corp.
1.95%, 05/19/21	$400	$396,662
2.55%, 08/18/20	700	709,932
4.96%, 03/15/18	125	126,395
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18	500	499,762
1.97%, 01/11/19	500	499,833
2.05%, 01/18/19	500	500,576
2.45%, 01/10/19	500	502,949
2.45%, 01/16/20	900	905,040
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	400	393,061
2.78%, 07/12/22	500	500,788
2.78%, 10/18/22	1,000	1,002,512
2.85%, 01/11/22	650	654,612
2.93%, 03/09/21	431	437,165
SunTrust Bank/Atlanta GA
2.25%, 01/31/20 (Call 12/31/19)	330	331,266
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	570	573,346
2.50%, 05/01/19 (Call 04/01/19)	400	403,577
2.70%, 01/27/22 (Call 12/27/21)	550	552,955
2.90%, 03/03/21 (Call 02/03/21)	630	639,790
Svenska Handelsbanken AB
1.50%, 09/06/19	500	496,065
1.63%, 03/21/18	250	250,136
2.40%, 10/01/20	500	504,244
2.45%, 03/30/21	1,000	1,006,271
Toronto-Dominion Bank (The)
1.40%, 04/30/18[a]	1,035	1,034,202
1.75%, 07/23/18	325	325,218
1.80%, 07/13/21	750	736,607
1.90%, 10/24/19	500	499,654
1.95%, 01/22/19	780	781,634
2.13%, 04/07/21	367	365,385
2.25%, 11/05/19	775	779,462
2.50%, 12/14/20	555	560,579
2.63%, 09/10/18	925	932,375
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	1,225	1,228,869
2.20%, 04/25/19 (Call 03/25/19)	875	880,530
2.35%, 01/29/21 (Call 12/29/20)	1,230	1,238,736
2.63%, 01/24/22 (Call 12/23/21)	1,000	1,012,006
3.00%, 03/15/22 (Call 02/15/22)	175	179,822

Security	Principal (000s)	Value
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	$700	$699,784
UBS AG/Stamford CT
2.35%, 03/26/20	1,000	1,005,480
2.38%, 08/14/19	200	201,346
5.75%, 04/25/18	980	999,347
5.88%, 12/20/17	950	955,662
Wachovia Corp.
5.75%, 02/01/18	500	505,159
Wells Fargo & Co.
1.50%, 01/16/18	275	274,964
2.10%, 07/26/21	1,580	1,560,413
2.13%, 04/22/19	1,400	1,404,928
2.15%, 01/15/19	545	546,822
2.50%, 03/04/21	960	963,091
2.55%, 12/07/20[a]	570	574,514
2.60%, 07/22/20	1,370	1,386,080
2.63%, 07/22/22	1,125	1,122,037
3.00%, 01/22/21	1,068	1,089,570
3.50%, 03/08/22	270	280,223
5.63%, 12/11/17	735	738,218
Series N
2.15%, 01/30/20	825	826,136
Wells Fargo Bank N.A.
1.65%, 01/22/18	750	750,323
1.80%, 11/28/18	600	600,891
2.15%, 12/06/19	400	401,313
Westpac Banking Corp.
1.50%, 12/01/17	250	249,956
1.60%, 01/12/18[a]	335	334,954
1.60%, 08/19/19	375	372,844
1.95%, 11/23/18	250	250,568
2.00%, 08/19/21	200	197,135
2.10%, 05/13/21	660	655,015
2.15%, 03/06/20[a]	425	425,347
2.25%, 07/30/18	475	476,972
2.25%, 01/17/19	930	934,457
2.30%, 05/26/20[a]	315	316,545
2.50%, 06/28/22	675	674,861
2.60%, 11/23/20	250	252,928
2.80%, 01/11/22	325	329,781
4.88%, 11/19/19	620	655,024

		219,206,847

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BEVERAGES — 2.93%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	$125	$125,938
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	1,345	1,346,474
2.15%, 02/01/19	675	677,958
2.65%, 02/01/21 (Call 01/01/21)	3,200	3,240,668
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	675	675,977
5.38%, 01/15/20	1,175	1,260,362
7.75%, 01/15/19	1,075	1,148,944
Coca-Cola Co. (The)
1.15%, 04/01/18	755	753,839
1.55%, 09/01/21	905	887,915
1.65%, 03/14/18	320	320,034
1.65%, 11/01/18	510	510,097
1.88%, 10/27/20	275	274,367
2.45%, 11/01/20	415	420,671
3.15%, 11/15/20	325	336,198
Constellation Brands Inc.
2.70%, 05/09/22 (Call 04/09/22)	500	500,064
Diageo Capital PLC
1.13%, 04/29/18	550	548,626
Molson Coors Brewing Co.
1.45%, 07/15/19	300	296,774
2.10%, 07/15/21 (Call 06/15/21)	700	690,352
PepsiCo Inc.
1.50%, 02/22/19	440	439,013
1.70%, 10/06/21 (Call 09/06/21)	175	171,828
1.85%, 04/30/20 (Call 03/30/20)	770	768,424
2.00%, 04/15/21 (Call 03/15/21)	225	224,413
2.15%, 10/14/20 (Call 09/14/20)	1,025	1,030,649
2.25%, 01/07/19 (Call 12/07/18)	275	276,884
3.00%, 08/25/21	385	397,003
5.00%, 06/01/18	544	555,065

		17,878,537
BIOTECHNOLOGY — 1.65%
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)	680	679,328
2.20%, 05/22/19 (Call 04/22/19)	710	712,954
2.20%, 05/11/20	630	630,927
2.65%, 05/11/22 (Call 04/11/22)	1,230	1,231,580

Security	Principal (000s)	Value
3.88%, 11/15/21 (Call 08/15/21)	$645	$676,960
5.70%, 02/01/19	350	366,118
Biogen Inc.
2.90%, 09/15/20	1,160	1,184,220
Celgene Corp.
2.88%, 08/15/20	658	668,209
3.55%, 08/15/22	850	880,374
3.95%, 10/15/20	200	209,181
Gilead Sciences Inc.
1.85%, 09/04/18	400	400,585
2.05%, 04/01/19	500	501,596
2.55%, 09/01/20	840	851,083
4.40%, 12/01/21 (Call 09/01/21)	700	753,251
4.50%, 04/01/21 (Call 01/01/21)	325	347,782

		10,094,148
CHEMICALS — 1.32%
Dow Chemical Co. (The)
4.25%, 11/15/20 (Call 08/15/20)	615	647,471
8.55%, 05/15/19	1,240	1,360,732
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	770	778,815
EI du Pont de Nemours & Co.
3.63%, 01/15/21	430	448,513
4.63%, 01/15/20	150	158,415
6.00%, 07/15/18	1,400	1,441,742
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	869	904,709
Monsanto Co.
2.13%, 07/15/19	685	685,501
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	100	106,210
Praxair Inc.
2.45%, 02/15/22 (Call 11/15/21)	100	100,601
3.00%, 09/01/21	212	217,683
4.50%, 08/15/19	125	130,661
Sherwin-Williams Co. (The)
2.25%, 05/15/20	1,075	1,077,235

		8,058,288
COMMERCIAL SERVICES — 0.53%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	890	897,668
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	125	129,627

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Ecolab Inc.
4.35%, 12/08/21	$965	$1,038,820
Moody’s Corp.
4.50%, 09/01/22 (Call 06/01/22)	500	538,915
S&P Global Inc.
3.30%, 08/14/20 (Call 07/14/20)	60	61,465
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	500	515,925
Western Union Co. (The)
2.88%, 12/10/17	50	50,053

		3,232,473
COMPUTERS — 3.31%
Apple Inc.
1.00%, 05/03/18[a]	700	698,475
1.55%, 02/07/20	175	173,881
1.55%, 08/04/21 (Call 07/04/21)	475	464,605
1.80%, 05/11/20[a]	225	224,422
2.00%, 05/06/20	1,170	1,173,326
2.10%, 05/06/19	975	982,070
2.15%, 02/09/22	675	671,981
2.25%, 02/23/21 (Call 01/23/21)	1,370	1,377,640
2.30%, 05/11/22 (Call 04/11/22)[a]	500	499,861
2.50%, 02/09/22 (Call 01/09/22)	925	934,152
2.85%, 05/06/21	1,060	1,085,427
Dell International LLC/EMC Corp.
3.48%, 06/01/19[b]	1,325	1,348,526
4.42%, 06/15/21 (Call 05/15/21)[b]	1,820	1,912,119
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	1,120	1,129,432
3.60%, 10/15/20 (Call 09/15/20)	500	516,583
HP Inc.
4.30%, 06/01/21	586	619,492
4.38%, 09/15/21	425	451,693
IBM Credit LLC
2.20%, 09/08/22	855	845,433
International Business Machines Corp.
1.25%, 02/08/18	200	199,904
1.63%, 05/15/20	1,350	1,342,214
1.80%, 05/17/19	850	851,079
1.95%, 02/12/19[a]	550	551,705
2.50%, 01/27/22	300	302,480
7.63%, 10/15/18	450	475,609
8.38%, 11/01/19	65	73,205

Security	Principal (000s)	Value
NetApp Inc.
3.38%, 06/15/21 (Call 04/15/21)	$570	$585,058
Seagate HDD Cayman
3.75%, 11/15/18	700	712,460

		20,202,832
COSMETICS & PERSONAL CARE — 0.44%
Colgate-Palmolive Co.
1.75%, 03/15/19	50	50,035
Procter & Gamble Co. (The)
1.70%, 11/03/21	875	860,641
1.90%, 10/23/20	250	249,820
2.15%, 08/11/22	300	298,744
Unilever Capital Corp.
1.38%, 07/28/21	350	340,350
2.10%, 07/30/20	200	200,682
2.20%, 05/05/22 (Call 04/05/22)	300	298,905
4.25%, 02/10/21	350	372,337

		2,671,514
DIVERSIFIED FINANCIAL SERVICES — 3.86%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)	400	416,984
4.50%, 05/15/21	975	1,033,920
4.63%, 10/30/20	750	796,209
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)	850	864,469
3.38%, 06/01/21 (Call 05/01/21)	645	664,337
American Express Co.
1.55%, 05/22/18	100	99,936
2.50%, 08/01/22 (Call 07/01/22)	520	517,236
7.00%, 03/19/18	600	612,036
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	500	500,542
2.13%, 03/18/19	750	753,186
2.20%, 03/03/20 (Call 02/01/20)	425	426,310
2.25%, 08/15/19	848	853,145
2.25%, 05/05/21 (Call 04/04/21)	860	859,536
2.38%, 05/26/20 (Call 04/25/20)	485	488,426
2.70%, 03/03/22 (Call 01/31/22)	1,425	1,439,886
Series F
2.60%, 09/14/20 (Call 08/14/20)	845	855,270
Bear Stearns Companies LLC (The)
7.25%, 02/01/18	420	425,764

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	$800	$799,629
4.45%, 07/22/20	75	79,561
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	1,750	1,758,685
HSBC Finance Corp.
6.68%, 01/15/21	202	227,188
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	250	249,065
2.75%, 12/01/20 (Call 11/01/20)	375	382,522
International Lease Finance Corp.
4.63%, 04/15/21	510	542,371
5.88%, 04/01/19	275	289,215
6.25%, 05/15/19	550	583,009
7.13%, 09/01/18[b]	475	494,237
Jefferies Group LLC
5.13%, 04/13/18	900	913,014
6.88%, 04/15/21	325	367,286
Mastercard Inc.
2.00%, 11/21/21 (Call 10/21/21)	565	560,280
Nasdaq Inc.
5.55%, 01/15/20	218	233,203
Nomura Holdings Inc.
2.75%, 03/19/19	450	453,554
6.70%, 03/04/20	110	120,413
ORIX Corp.
2.90%, 07/18/22	200	200,609
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	180	181,286
3.00%, 08/15/19 (Call 07/15/19)	1,225	1,242,887
3.75%, 08/15/21 (Call 06/15/21)	395	407,893
TD Ameritrade Holding Corp.
5.60%, 12/01/19	100	107,123
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	1,755	1,766,015

		23,566,237
ELECTRIC — 2.38%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 12/01/17)	350	350,019
Consolidated Edison Co. of New York Inc.
7.13%, 12/01/18	100	105,547

Security	Principal (000s)	Value
Dominion Energy Inc.
1.90%, 06/15/18	$665	$665,668
2.96%, 07/01/19[e]	350	354,434
6.40%, 06/15/18	525	540,015
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	700	701,423
2.40%, 08/15/22 (Call 07/15/22)	200	198,372
Duke Energy Progress LLC
5.30%, 01/15/19	940	978,674
Emera U.S. Finance LP
2.15%, 06/15/19	100	100,035
2.70%, 06/15/21 (Call 05/15/21)	200	200,696
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	500	527,902
Entergy Texas Inc.
7.13%, 02/01/19	50	53,051
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	757	769,546
5.15%, 12/01/20 (Call 09/01/20)	575	622,073
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	460	467,226
5.20%, 10/01/19	715	756,035
Georgia Power Co.
4.25%, 12/01/19	60	62,725
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	665	670,602
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	650	649,140
6.00%, 03/01/19	50	52,562
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18[a]	325	338,531
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	520	538,114
8.25%, 10/15/18	200	211,893
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	890	944,393
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	375	379,950
Southern Co. (The)
1.55%, 07/01/18	440	439,605
2.35%, 07/01/21 (Call 06/01/21)	1,355	1,347,801
2.45%, 09/01/18	225	226,358
2.75%, 06/15/20 (Call 05/15/20)	630	638,919

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Virginia Electric & Power Co.
5.40%, 04/30/18	$360	$366,582
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	250	263,139

		14,521,030
ELECTRONICS — 0.32%
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	175	176,251
Honeywell International Inc.
1.80%, 10/30/19	250	249,810
1.85%, 11/01/21 (Call 10/01/21)	1,535	1,512,240

		1,938,301
ENGINEERING & CONSTRUCTION — 0.08%
ABB Finance USA Inc.
2.88%, 05/08/22	500	509,527

		509,527
ENVIRONMENTAL CONTROL — 0.18%
Republic Services Inc.
3.80%, 05/15/18	325	328,718
5.00%, 03/01/20[a]	150	159,775
5.50%, 09/15/19	350	371,580
Waste Management Inc.
6.10%, 03/15/18	250	254,066

		1,114,139
FOOD — 1.22%
General Mills Inc.
2.20%, 10/21/19	225	225,934
2.60%, 10/12/22 (Call 09/12/22)	250	249,583
3.15%, 12/15/21 (Call 09/15/21)	500	512,734
5.65%, 02/15/19	160	167,484
JM Smucker Co. (The)
1.75%, 03/15/18	200	200,145
3.50%, 10/15/21	520	538,730
Kellogg Co.
4.00%, 12/15/20	375	394,469
4.15%, 11/15/19	50	52,051
Kraft Heinz Foods Co.
2.00%, 07/02/18	500	500,825
2.80%, 07/02/20 (Call 06/02/20)[a]	970	983,135
3.50%, 06/06/22	200	206,645
5.38%, 02/10/20	405	433,105
6.13%, 08/23/18	325	336,106

Security	Principal (000s)	Value
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	$275	$276,079
2.95%, 11/01/21 (Call 10/01/21)	350	354,398
3.30%, 01/15/21 (Call 12/15/20)	378	387,817
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	500	502,108
2.60%, 10/01/20 (Call 09/01/20)	275	278,672
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	850	858,779

		7,458,799
GAS — 0.14%
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	335	339,729
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	175	175,860
9.80%, 02/15/19	315	345,739

		861,328
HEALTH CARE – PRODUCTS — 2.14%
Abbott Laboratories
2.00%, 03/15/20	300	299,186
2.35%, 11/22/19	1,135	1,141,295
2.80%, 09/15/20 (Call 08/15/20)[a]	75	76,015
2.90%, 11/30/21 (Call 10/30/21)	1,205	1,223,803
4.13%, 05/27/20	325	340,604
5.13%, 04/01/19	70	73,036
Becton Dickinson and Co.
2.68%, 12/15/19	1,130	1,141,497
2.89%, 06/06/22 (Call 05/06/22)[a]	1,160	1,162,712
Boston Scientific Corp.
2.65%, 10/01/18	225	226,752
2.85%, 05/15/20	275	278,890
C.R. Bard Inc.
1.38%, 01/15/18	250	249,767
Medtronic Global Holdings SCA
1.70%, 03/28/19	540	539,425
Medtronic Inc.
1.38%, 04/01/18[a]	590	589,509
1.50%, 03/15/18	250	249,844
2.50%, 03/15/20	670	678,752
3.15%, 03/15/22	950	977,943
4.13%, 03/15/21 (Call 12/15/20)	500	530,053

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Stryker Corp.
2.00%, 03/08/19	$50	$50,107
2.63%, 03/15/21 (Call 02/15/21)	800	807,466
4.38%, 01/15/20	50	52,471
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	625	628,471
3.30%, 02/15/22	250	257,908
3.60%, 08/15/21 (Call 05/15/21)	353	366,827
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	450	450,342
2.70%, 04/01/20 (Call 03/01/20)	685	690,991

		13,083,666
HEALTH CARE – SERVICES — 1.22%
Aetna Inc.
1.70%, 06/07/18	825	824,941
Anthem Inc.
2.25%, 08/15/19[a]	470	470,917
2.30%, 07/15/18	330	331,225
3.70%, 08/15/21 (Call 05/15/21)	545	568,373
4.35%, 08/15/20	350	368,979
Laboratory Corp. of America Holdings
2.63%, 02/01/20	100	100,668
UnitedHealth Group Inc.
1.63%, 03/15/19	150	149,663
1.70%, 02/15/19	455	454,545
1.90%, 07/16/18	1,125	1,127,151
2.13%, 03/15/21	333	332,586
2.30%, 12/15/19	189	190,441
2.38%, 10/15/22	500	497,679
2.70%, 07/15/20	785	799,653
2.88%, 03/15/22 (Call 12/15/21)	750	763,989
6.00%, 02/15/18	475	480,804

		7,461,614
HOME BUILDERS — 0.01%
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	75	76,125

		76,125
HOUSEHOLD PRODUCTS & WARES — 0.03%
Kimberly-Clark Corp.
7.50%, 11/01/18	150	158,509

		158,509

Security	Principal (000s)	Value
HOUSEWARES — 0.12%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	$725	$740,872

		740,872
INSURANCE — 1.60%
Aflac Inc.
2.40%, 03/16/20	25	25,170
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	950	954,342
3.30%, 03/01/21 (Call 02/01/21)	1,420	1,460,874
6.40%, 12/15/20	80	89,733
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18	175	174,779
1.45%, 03/07/18	466	465,725
1.70%, 03/15/19	700	700,253
2.00%, 08/15/18	375	376,675
4.25%, 01/15/21	455	485,065
5.40%, 05/15/18[a]	650	663,422
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)[a]	495	496,773
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	425	427,853
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	725	728,458
MetLife Inc.
4.75%, 02/08/21	560	603,085
7.72%, 02/15/19	590	633,319
Series A
6.82%, 08/15/18[a]	750	779,764
Prudential Financial Inc.
5.38%, 06/21/20	325	352,155
7.38%, 06/15/19	275	298,690
Travelers Companies Inc. (The)
3.90%, 11/01/20	80	83,860

		9,799,995
INTERNET — 0.59%
Alphabet Inc.
3.63%, 05/19/21	429	450,924
Amazon.com Inc.
1.20%, 11/29/17	100	99,967
1.90%, 08/21/20[b]	545	544,091
2.60%, 12/05/19 (Call 11/05/19)	1,000	1,015,413

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	$540	$541,926
2.60%, 07/15/22 (Call 04/15/22)[a]	600	599,246
2.88%, 08/01/21 (Call 06/01/21)	368	373,155

		3,624,722
IRON & STEEL — 0.02%
Nucor Corp.
5.85%, 06/01/18	100	102,264

		102,264
LODGING — 0.12%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	750	741,244

		741,244
MACHINERY — 1.65%
Caterpillar Financial Services Corp.
1.35%, 05/18/19	500	496,321
2.00%, 03/05/20	915	915,753
2.10%, 06/09/19	175	175,788
2.25%, 12/01/19	365	366,557
7.15%, 02/15/19	400	427,081
Series G
1.25%, 11/06/17[a]	75	74,994
Caterpillar Inc.
3.90%, 05/27/21	1,030	1,087,425
7.90%, 12/15/18	625	667,645
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	550	555,321
4.38%, 10/16/19	360	376,914
John Deere Capital Corp.
1.25%, 10/09/19	100	98,790
1.55%, 12/15/17	250	249,968
1.95%, 12/13/18	395	396,007
1.95%, 01/08/19	475	476,214
2.05%, 03/10/20	225	225,332
2.15%, 09/08/22	430	424,176
2.25%, 04/17/19	775	779,357
2.38%, 07/14/20	225	227,295
2.55%, 01/08/21	616	623,181
5.75%, 09/10/18	250	259,276
Roper Technologies Inc.
2.05%, 10/01/18	625	626,292
3.00%, 12/15/20 (Call 11/15/20)	525	536,185

		10,065,872

Security	Principal (000s)	Value
MANUFACTURING — 1.32%
3M Co.
1.63%, 06/15/19	$200	$199,846
2.00%, 06/26/22	375	370,999
Eaton Corp.
1.50%, 11/02/17	425	425,000
General Electric Co.
1.63%, 04/02/18	340	339,150
2.20%, 01/09/20 (Call 12/09/19)	875	879,557
4.38%, 09/16/20	870	926,755
4.63%, 01/07/21	580	623,793
4.65%, 10/17/21	575	627,554
5.25%, 12/06/17	640	641,746
5.50%, 01/08/20	480	516,042
5.63%, 05/01/18	1,095	1,116,934
6.00%, 08/07/19[a]	225	241,317
Illinois Tool Works Inc.
1.95%, 03/01/19	325	325,519
6.25%, 04/01/19	40	42,405
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	785	815,758

		8,092,375
MEDIA — 2.60%
21st Century Fox America Inc.
4.50%, 02/15/21	700	746,507
6.90%, 03/01/19	50	53,176
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	75	75,539
3.38%, 03/01/22 (Call 12/01/21)	450	462,010
5.75%, 04/15/20	100	108,369
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	975	999,589
4.46%, 07/23/22 (Call 05/23/22)	825	870,272
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)[a]	390	379,643
5.15%, 03/01/20	750	805,001
5.70%, 05/15/18	575	587,592
5.70%, 07/01/19[a]	250	265,577
5.88%, 02/15/18	225	227,805
6.30%, 11/15/17	145	145,242

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Discovery Communications LLC
4.38%, 06/15/21	$400	$423,160
5.05%, 06/01/20	125	133,128
NBCUniversal Media LLC
5.15%, 04/30/20	1,315	1,415,985
Scripps Networks Interactive Inc.
2.75%, 11/15/19 (Call 10/15/19)	200	201,968
2.80%, 06/15/20 (Call 05/15/20)	100	100,844
Time Warner Cable LLC
4.13%, 02/15/21 (Call 11/15/20)	500	520,427
5.00%, 02/01/20	600	631,850
6.75%, 07/01/18[a]	575	593,217
8.25%, 04/01/19	1,000	1,082,888
8.75%, 02/14/19	100	108,147
Time Warner Inc.
2.10%, 06/01/19	400	400,146
4.75%, 03/29/21	730	782,357
4.88%, 03/15/20	875	927,914
Viacom Inc.
3.88%, 12/15/21	300	307,708
Walt Disney Co. (The)
1.10%, 12/01/17	400	399,837
1.85%, 05/30/19	525	525,566
2.30%, 02/12/21	835	840,320
2.45%, 03/04/22[a]	550	554,000
5.50%, 03/15/19	200	210,104

		15,885,888
METAL FABRICATE & HARDWARE — 0.09%
Precision Castparts Corp.
1.25%, 01/15/18	425	424,829
2.25%, 06/15/20 (Call 05/15/20)	100	100,671

		525,500
MINING — 0.38%
Barrick North America Finance LLC
4.40%, 05/30/21[a]	593	634,738
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	900	919,576
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	529	547,692
5.13%, 10/01/19	200	210,527

		2,312,533

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.08%
Xerox Corp.
4.50%, 05/15/21	$500	$524,912

		524,912
OIL & GAS — 5.62%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)	550	584,388
8.70%, 03/15/19	375	407,063
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	400	405,919
BP Capital Markets PLC
1.38%, 11/06/17	425	424,988
1.38%, 05/10/18	935	933,793
2.24%, 09/26/18	175	175,920
2.24%, 05/10/19	1,205	1,212,287
2.32%, 02/13/20	650	654,980
2.52%, 01/15/20	645	652,789
2.52%, 09/19/22 (Call 08/19/22)	250	249,776
3.56%, 11/01/21	1,198	1,255,518
4.50%, 10/01/20	350	373,205
4.74%, 03/11/21	200	216,066
Chevron Corp.
1.10%, 12/05/17 (Call 12/01/17)	225	224,898
1.35%, 11/15/17	375	374,956
1.37%, 03/02/18	250	249,943
1.56%, 05/16/19	1,050	1,047,306
1.72%, 06/24/18 (Call 05/24/18)	1,745	1,745,931
1.79%, 11/16/18	175	175,333
1.96%, 03/03/20 (Call 02/03/20)	580	580,742
2.10%, 05/16/21 (Call 04/15/21)	890	889,298
2.41%, 03/03/22 (Call 01/03/22)	350	352,414
2.42%, 11/17/20 (Call 10/17/20)	400	404,445
2.43%, 06/24/20 (Call 05/24/20)	100	101,259
2.50%, 03/03/22 (Call 02/03/22)[a]	100	100,922
4.95%, 03/03/19	100	104,192
ConocoPhillips Co.
1.05%, 12/15/17 (Call 12/01/17)	100	99,927
2.88%, 11/15/21 (Call 09/15/21)	745	758,097
4.20%, 03/15/21 (Call 02/15/21)[a]	150	159,048
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	500	507,379
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)[a]	150	155,028
6.50%, 05/15/19	50	53,070

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	$185	$186,569
4.10%, 02/01/21	400	422,560
5.63%, 06/01/19	90	95,077
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)	250	249,047
4.88%, 11/15/21	300	322,590
8.13%, 06/01/19	25	27,274
Exxon Mobil Corp.
1.44%, 03/01/18	500	500,119
1.71%, 03/01/19	375	375,207
1.82%, 03/15/19 (Call 02/15/19)	650	651,453
1.91%, 03/06/20 (Call 02/06/20)	635	635,844
2.22%, 03/01/21 (Call 02/01/21)	1,350	1,357,398
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	200	200,283
Marathon Petroleum Corp.
2.70%, 12/14/18	100	100,694
3.40%, 12/15/20 (Call 11/15/20)	300	309,076
5.13%, 03/01/21	168	181,640
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	325	324,813
Series 1
4.10%, 02/01/21 (Call 11/01/20)	950	1,007,500
Petro-Canada
6.05%, 05/15/18	50	51,139
Phillips 66
4.30%, 04/01/22	550	588,389
Shell International Finance BV
1.25%, 11/10/17	675	674,947
1.38%, 05/10/19	515	512,209
1.88%, 05/10/21	945	936,997
1.90%, 08/10/18	850	851,678
2.00%, 11/15/18	300	301,105
2.13%, 05/11/20	950	953,982
2.25%, 11/10/20	525	528,307
4.30%, 09/22/19	580	605,184
4.38%, 03/25/20	510	538,589
Statoil ASA
1.15%, 05/15/18	100	99,728
1.95%, 11/08/18	515	517,080
2.25%, 11/08/19	200	201,184
2.90%, 11/08/20	350	357,253
3.15%, 01/23/22	500	515,685

Security	Principal (000s)	Value
5.25%, 04/15/19	$175	$183,356
Total Capital Canada Ltd.
1.45%, 01/15/18	175	174,972
Total Capital International SA
2.10%, 06/19/19	430	432,473
2.13%, 01/10/19	410	412,144
2.75%, 06/19/21	300	305,803
Total Capital SA
2.13%, 08/10/18	675	677,071
4.45%, 06/24/20	700	745,028
Valero Energy Corp.
6.13%, 02/01/20	325	352,564
9.38%, 03/15/19	216	237,087

		34,331,978
PHARMACEUTICALS — 4.72%
AbbVie Inc.
1.80%, 05/14/18	850	850,208
2.00%, 11/06/18	875	877,020
2.30%, 05/14/21 (Call 04/14/21)[a]	480	479,198
2.50%, 05/14/20 (Call 04/14/20)[a]	1,195	1,204,537
Allergan Funding SCS
2.35%, 03/12/18	675	676,569
3.00%, 03/12/20 (Call 02/12/20)	1,705	1,731,378
3.45%, 03/15/22 (Call 01/15/22)	1,335	1,370,065
AstraZeneca PLC
1.95%, 09/18/19	850	849,360
2.38%, 11/16/20	420	421,604
Bristol-Myers Squibb Co.
1.60%, 02/27/19	1,075	1,072,847
Cardinal Health Inc.
1.95%, 06/15/18	425	425,712
2.62%, 06/15/22 (Call 05/15/22)	1,080	1,070,107
Eli Lilly & Co.
1.95%, 03/15/19	175	175,548
Express Scripts Holding Co.
2.25%, 06/15/19	100	100,322
3.30%, 02/25/21 (Call 01/25/21)	275	282,237
3.90%, 02/15/22	425	444,420
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	925	944,625
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	650	663,052

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	$1,055	$1,043,705
1.88%, 12/05/19	75	75,134
2.25%, 03/03/22 (Call 02/03/22)	75	75,404
5.15%, 07/15/18[a]	970	993,965
McKesson Corp.
1.40%, 03/15/18	350	349,524
2.28%, 03/15/19	416	417,418
Mead Johnson Nutrition Co.
4.90%, 11/01/19	50	52,779
Medco Health Solutions Inc.
7.13%, 03/15/18	625	637,061
Merck & Co. Inc.
1.10%, 01/31/18[a]	400	399,418
1.30%, 05/18/18	175	174,634
1.85%, 02/10/20	735	734,699
2.35%, 02/10/22	420	422,604
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	575	604,605
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)	1,000	1,011,319
3.75%, 12/15/20 (Call 11/15/20)	150	155,090
Novartis Capital Corp.
1.80%, 02/14/20[a]	460	459,423
2.40%, 09/21/22	500	501,248
4.40%, 04/24/20	475	503,525
Novartis Securities Investment Ltd.
5.13%, 02/10/19	754	785,290
Pfizer Inc.
1.45%, 06/03/19	625	622,152
1.50%, 06/15/18[a]	395	394,835
1.70%, 12/15/19	348	347,321
1.95%, 06/03/21	450	447,872
2.10%, 05/15/19	625	628,649
Sanofi
4.00%, 03/29/21	504	532,897
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	1,200	1,195,112
2.40%, 09/23/21 (Call 08/23/21)	1,435	1,425,152
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	200	206,733

		28,836,377

Security	Principal (000s)	Value
PIPELINES — 2.28%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)	$250	$255,943
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	120	126,275
4.38%, 10/15/20 (Call 09/15/20)	150	157,767
5.20%, 03/15/20	40	42,476
9.88%, 03/01/19	100	109,808
Enbridge Inc.
2.90%, 07/15/22 (Call 06/15/22)	250	251,159
Energy Transfer LP
2.50%, 06/15/18	500	501,937
4.15%, 10/01/20 (Call 08/01/20)	825	860,317
4.65%, 06/01/21 (Call 03/01/21)	545	578,019
5.20%, 02/01/22 (Call 11/01/21)	500	542,431
Enterprise Products Operating LLC
1.65%, 05/07/18	275	274,916
2.55%, 10/15/19 (Call 09/15/19)	300	302,292
2.85%, 04/15/21 (Call 03/15/21)	555	562,889
5.20%, 09/01/20	525	567,425
5.25%, 01/31/20	250	266,743
6.50%, 01/31/19	50	52,724
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	700	705,059
3.50%, 03/01/21 (Call 01/01/21)	450	461,777
3.95%, 09/01/22 (Call 06/01/22)	500	521,977
5.30%, 09/15/20	155	166,889
5.95%, 02/15/18	275	278,272
6.50%, 04/01/20	125	136,893
Kinder Morgan Inc./DE
2.00%, 12/01/17	275	275,095
3.05%, 12/01/19 (Call 11/01/19)	425	432,625
Magellan Midstream Partners LP
4.25%, 02/01/21	112	118,073
6.55%, 07/15/19	50	53,598
ONEOK Partners LP
8.63%, 03/01/19	200	216,315
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	685	684,094
3.65%, 06/01/22 (Call 03/01/22)	200	201,707
6.50%, 05/01/18	120	122,506

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)[a]	$750	$812,573
6.25%, 03/15/22 (Call 12/15/21)	650	735,267
Sunoco Logistics Partners Operations LP
4.40%, 04/01/21 (Call 03/01/21)	100	105,407
TransCanada PipeLines Ltd.
1.63%, 11/09/17	390	390,020
3.80%, 10/01/20	195	203,321
7.13%, 01/15/19	425	450,650
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	450	459,077
3.60%, 03/15/22 (Call 01/15/22)	200	206,604
5.25%, 03/15/20	690	738,061

		13,928,981
REAL ESTATE INVESTMENT TRUSTS — 1.23%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	725	734,630
3.40%, 02/15/19	550	559,253
4.70%, 03/15/22	775	836,221
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	1,075	1,090,996
5.88%, 10/15/19 (Call 07/17/19)	145	154,371
Crown Castle International Corp.
3.40%, 02/15/21 (Call 01/15/21)	695	714,354
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	525	567,703
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	50	50,409
5.38%, 02/01/21 (Call 11/03/20)	342	370,354
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	450	447,197
Simon Property Group LP
2.63%, 06/15/22 (Call 03/15/22)[a]	430	431,555
3.38%, 03/15/22 (Call 12/15/21)[a]	750	776,332
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	325	327,891
4.00%, 04/30/19 (Call 01/30/19)	325	333,005
VEREIT Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	50	50,346
Weyerhaeuser Co.
7.38%, 10/01/19	50	54,874

		7,499,491

Security	Principal (000s)	Value
RETAIL — 2.66%
Best Buy Co. Inc.
5.00%, 08/01/18	$225	$230,157
5.50%, 03/15/21 (Call 12/15/20)[a]	383	417,414
Costco Wholesale Corp.
1.70%, 12/15/19	425	423,571
2.30%, 05/18/22 (Call 04/18/22)[a]	910	909,233
CVS Health Corp.
1.90%, 07/20/18	880	881,190
2.13%, 06/01/21 (Call 05/01/21)[a]	445	438,256
2.25%, 12/05/18 (Call 11/05/18)	300	301,074
2.25%, 08/12/19 (Call 07/12/19)	350	350,814
2.80%, 07/20/20 (Call 06/20/20)	1,465	1,482,536
4.13%, 05/15/21 (Call 02/15/21)	495	521,482
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	400	435,169
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	975	979,615
2.00%, 04/01/21 (Call 03/01/21)	765	763,441
2.25%, 09/10/18 (Call 08/10/18)	340	341,930
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	300	308,619
4.63%, 04/15/20 (Call 10/15/19)	125	132,492
McDonald’s Corp.
2.10%, 12/07/18	325	326,322
2.75%, 12/09/20 (Call 11/09/20)	1,065	1,085,596
5.35%, 03/01/18	495	500,968
Nordstrom Inc.
4.75%, 05/01/20[a]	155	162,067
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	245	245,052
Target Corp.
2.30%, 06/26/19	100	101,009
2.90%, 01/15/22	540	551,775
3.88%, 07/15/20	325	340,813
6.00%, 01/15/18	500	504,639
Wal-Mart Stores Inc.
1.13%, 04/11/18[a]	871	869,847
1.75%, 10/09/19	300	299,955
1.90%, 12/15/20	300	299,373
1.95%, 12/15/18	200	200,798
3.25%, 10/25/20	350	363,373
3.63%, 07/08/20	510	533,024

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
4.13%, 02/01/19[a]	$70	$72,140
4.25%, 04/15/21	250	267,900
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	50	50,541
3.30%, 11/18/21 (Call 09/18/21)	550	564,295

		16,256,480
SEMICONDUCTORS — 1.65%
Applied Materials Inc.
4.30%, 06/15/21	210	225,164
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21[b]	250	248,926
2.38%, 01/15/20[b]	1,295	1,301,855
3.00%, 01/15/22 (Call 12/15/21)[b]	1,125	1,140,688
Intel Corp.
1.35%, 12/15/17	575	574,832
2.35%, 05/11/22 (Call 04/11/22)	875	878,487
2.45%, 07/29/20	910	923,048
3.30%, 10/01/21	410	427,610
Lam Research Corp.
2.80%, 06/15/21 (Call 05/15/21)	230	232,620
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	615	611,939
QUALCOMM Inc.
1.40%, 05/18/18	675	674,652
1.85%, 05/20/19	550	549,864
2.10%, 05/20/20	600	600,698
2.25%, 05/20/20	755	759,253
Texas Instruments Inc.
1.00%, 05/01/18	325	323,899
1.65%, 08/03/19	195	194,616
Xilinx Inc.
2.13%, 03/15/19	25	25,049
3.00%, 03/15/21	375	381,413

		10,074,613
SOFTWARE — 2.33%
Adobe Systems Inc.
4.75%, 02/01/20	100	105,941
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	417	413,654
2.85%, 10/15/18	175	176,624
3.63%, 10/15/20 (Call 09/15/20)	323	334,993

Security	Principal (000s)	Value
Microsoft Corp.
0.88%, 11/15/17	$150	$149,976
1.10%, 08/08/19	800	791,774
1.30%, 11/03/18	600	598,384
1.55%, 08/08/21 (Call 07/08/21)[a]	1,000	979,351
1.63%, 12/06/18	225	225,004
1.85%, 02/06/20	275	275,180
1.85%, 02/12/20 (Call 01/12/20)	950	950,046
2.00%, 11/03/20 (Call 10/03/20)	885	886,498
2.38%, 02/12/22 (Call 01/12/22)	1,225	1,232,866
4.20%, 06/01/19	100	103,893
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	1,920	1,900,433
2.25%, 10/08/19	875	883,034
2.38%, 01/15/19	875	882,306
2.80%, 07/08/21	775	792,353
3.88%, 07/15/20	325	341,700
5.00%, 07/08/19	350	368,838
5.75%, 04/15/18	952	969,678
VMware Inc.
2.30%, 08/21/20	350	349,185
2.95%, 08/21/22 (Call 07/21/22)[a]	505	506,399

		14,218,110
TELECOMMUNICATIONS — 4.28%
AT&T Inc.
2.30%, 03/11/19	675	677,913
2.38%, 11/27/18	475	477,547
2.45%, 06/30/20 (Call 05/30/20)	1,675	1,693,949
2.80%, 02/17/21 (Call 01/17/21)	645	656,259
3.00%, 02/15/22[a]	680	691,922
3.20%, 03/01/22 (Call 02/01/22)	450	458,172
3.80%, 03/15/22	1,475	1,554,797
3.88%, 08/15/21	395	415,442
4.60%, 02/15/21 (Call 11/15/20)	666	711,865
5.20%, 03/15/20	550	590,471
5.50%, 02/01/18	550	555,205
5.80%, 02/15/19	410	429,774
5.88%, 10/01/19	600	642,350
British Telecommunications PLC
5.95%, 01/15/18	200	201,750
Cisco Systems Inc.
1.65%, 06/15/18	375	375,243
2.13%, 03/01/19	600	603,449

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
2.20%, 02/28/21	$1,690	$1,694,964
2.45%, 06/15/20	670	678,912
4.45%, 01/15/20	1,155	1,218,381
4.95%, 02/15/19	1,290	1,342,989
Deutsche Telekom International Finance BV
6.00%, 07/08/19	100	106,376
Orange SA
1.63%, 11/03/19	1,035	1,027,728
2.75%, 02/06/19	770	778,495
5.38%, 07/08/19	50	52,796
Rogers Communications Inc.
6.80%, 08/15/18[a]	150	155,911
Telefonica Emisiones SAU
5.13%, 04/27/20	875	935,394
5.46%, 02/16/21	335	365,918
5.88%, 07/15/19	325	344,981
Verizon Communications Inc.
2.63%, 02/21/20	655	664,307
2.95%, 03/15/22	1,433	1,453,010
3.13%, 03/16/22	1,590	1,623,864
3.50%, 11/01/21	540	560,845
4.50%, 09/15/20	1,000	1,065,602
Vodafone Group PLC
1.50%, 02/19/18	770	769,753
2.50%, 09/26/22	300	299,209
5.45%, 06/10/19	275	289,787

		26,165,330
TEXTILES — 0.07%
Cintas Corp. No. 2
2.90%, 04/01/22 (Call 03/01/22)	425	430,903

		430,903
TRANSPORTATION — 0.67%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	425	447,193
5.75%, 03/15/18	305	309,650
Canadian National Railway Co.
5.55%, 03/01/19	300	314,528
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	325	338,620
FedEx Corp.
8.00%, 01/15/19	175	187,480
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	225	229,719
5.75%, 04/01/18	700	711,386

Security	Principal or Shares (000s)	Value
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	$450	$485,377
United Parcel Service Inc.
5.13%, 04/01/19	325	340,124
5.50%, 01/15/18	700	705,570

		4,069,647

TOTAL CORPORATE BONDS & NOTES
(Cost: $604,800,887)		605,414,145

SHORT-TERM INVESTMENTS — 4.50%

MONEY MARKET FUNDS — 4.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[d,f,g]	23,113	23,117,348
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[d,f]	4,353	4,352,582

		27,469,930

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,469,393)		27,469,930

TOTAL INVESTMENTS IN SECURITIES — 103.59%
(Cost: $632,270,280)[h]		632,884,075
Other Assets, Less Liabilities — (3.59)%		(21,947,361)

NET ASSETS — 100.00%		$610,936,714

VRN  —  Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Affiliated issuer. See Schedule 1.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $632,279,904. Net unrealized appreciation was $604,171, of which $1,281,722 represented gross unrealized appreciation on investments and $677,551 represented gross unrealized depreciation on investments.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	10,592	12,521	[b]	—	23,113	$23,117,348	$1,798	$(522)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	2,705	1,648	[b]	—	4,353	4,352,582	382	—	28,707
PNC Bank N.A.
1.50%, 10/18/17	$—	$250		$(250)	$—	—	(46)	—	1,882
1.50%, 02/23/18	250	—		—	250	249,955	—	(667)	3,767
1.60%, 06/01/18	300	500		—	800	800,069	—	52	7,757
1.70%, 12/07/18	—	550		—	550	549,525	—	(518)	6,228
1.80%, 11/05/18	250	650		—	900	900,348	—	(1,732)	10,944
1.95%, 03/04/19	250	600		—	850	852,034	—	(394)	6,589
2.15%, 04/29/21	250	—		—	250	248,739	—	(2,626)	4,527
2.30%, 06/01/20	100	300		—	400	402,126	—	(1,079)	2,720
2.45%, 11/05/20	250	—		—	250	252,001	—	(3,378)	6,542
2.45%, 07/28/22	—	750		—	750	749,012	—	(3,202)	880
2.55%, 12/09/21	—	250		—	250	251,744	—	1,305	5,159
2.63%, 02/17/22	—	600		—	600	604,896	—	1,100	6,629
PNC Financial Services Group Inc. (The) 5.13%, 02/08/20	50	—		—	50	53,388	—	(276)	1,136

						$33,383,767	$2,134	$(11,937)	$93,467

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$605,414,145	$—	$605,414,145
Money market funds	27,469,930	—	—	27,469,930

Total	$27,469,930	$605,414,145	$—	$632,884,075

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.63%

AEROSPACE & DEFENSE — 1.53%
Lockheed Martin Corp.
3.55%, 01/15/26 (Call 10/15/25)	$50	$51,937
Northrop Grumman Corp.
3.20%, 02/01/27 (Call 11/01/26)	25	25,223
Rockwell Collins Inc.
3.20%, 03/15/24 (Call 01/15/24)	25	25,458
United Technologies Corp.
2.80%, 05/04/24 (Call 03/04/24)	50	49,933

		152,551
AGRICULTURE — 1.25%
BAT Capital Corp.
3.22%, 08/15/24 (Call 06/15/24)[a]	25	25,077
3.56%, 08/15/27 (Call 05/15/27)[a]	50	50,120
Philip Morris International Inc.
2.75%, 02/25/26 (Call 11/25/25)	50	49,052

		124,249
AUTO MANUFACTURERS — 2.08%
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)	50	52,030
General Motors Financial Co. Inc.
4.25%, 05/15/23	50	52,627
4.30%, 07/13/25 (Call 04/13/25)	50	51,830
Toyota Motor Credit Corp.
2.63%, 01/10/23	50	50,353

		206,840
BANKS — 25.70%
Bank of America Corp.
3.30%, 01/11/23	125	127,928
3.50%, 04/19/26	75	76,175
4.20%, 08/26/24	100	105,433
Bank of New York Mellon Corp. (The)
3.25%, 05/16/27 (Call 02/16/27)	50	50,479
Bank of Nova Scotia (The)
4.50%, 12/16/25	50	52,652
BB&T Corp.
2.85%, 10/26/24 (Call 09/26/24)	25	24,944
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	50	51,376
Capital One Financial Corp.
3.75%, 03/09/27 (Call 02/09/27)	100	101,098

Security	Principal (000s)	Value
Citigroup Inc.
3.20%, 10/21/26 (Call 07/21/26)	$75	$74,091
3.50%, 05/15/23	75	76,399
4.40%, 06/10/25	50	52,861
Deutsche Bank AG/London
3.70%, 05/30/24	50	50,633
Goldman Sachs Group Inc. (The)
3.50%, 11/16/26 (Call 11/16/25)	125	125,020
4.00%, 03/03/24	100	105,246
HSBC USA Inc.
3.50%, 06/23/24	150	154,698
JPMorgan Chase & Co.
4.13%, 12/15/26	50	52,332
VRN, (3 mo. LIBOR US + 0.935%)
2.78%, 04/25/23 (Call 04/25/22)[b]	150	150,478
VRN, (3 mo. LIBOR US + 1.155%)
3.22%, 03/01/25 (Call 03/01/24)[b]	100	101,055
Mitsubishi UFJ Financial Group Inc.
3.68%, 02/22/27	75	77,217
Morgan Stanley
3.63%, 01/20/27	100	101,758
3.75%, 02/25/23	75	78,343
4.00%, 07/23/25	100	105,229
PNC Financial Services Group Inc. (The)
3.15%, 05/19/27 (Call 04/19/27)[c]	50	49,923
Santander Holdings USA Inc.
4.50%, 07/17/25 (Call 04/17/25)	25	26,102
Santander UK PLC
4.00%, 03/13/24	50	52,759
State Street Corp.
3.55%, 08/18/25	50	52,167
Sumitomo Mitsui Financial Group Inc.
2.63%, 07/14/26	75	71,239
3.45%, 01/11/27	50	50,559
U.S. Bancorp.
3.10%, 04/27/26 (Call 03/27/26)	75	74,680
Wells Fargo & Co.
3.07%, 01/24/23 (Call 01/24/22)	50	50,782
4.10%, 06/03/26	75	77,959
4.48%, 01/16/24	100	107,522
Westpac Banking Corp.
3.35%, 03/08/27	50	50,726

		2,559,863

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
BEVERAGES — 3.33%
Anheuser-Busch InBev Finance Inc.
3.30%, 02/01/23 (Call 12/01/22)	$100	$103,079
3.65%, 02/01/26 (Call 11/01/25)	75	77,220
Coca-Cola Co. (The)
2.88%, 10/27/25	50	50,778
Constellation Brands Inc.
3.50%, 05/09/27 (Call 02/09/27)	25	25,318
Molson Coors Brewing Co.
3.00%, 07/15/26 (Call 04/15/26)	25	24,333
PepsiCo Inc.
2.75%, 03/01/23	50	50,798

		331,526
BIOTECHNOLOGY — 1.83%
Amgen Inc.
3.63%, 05/22/24 (Call 02/22/24)	50	52,158
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	25	26,556
Celgene Corp.
3.63%, 05/15/24 (Call 02/15/24)	25	25,789
Gilead Sciences Inc.
3.65%, 03/01/26 (Call 12/01/25)	75	78,053

		182,556
BUILDING MATERIALS — 0.27%
Masco Corp.
4.38%, 04/01/26 (Call 01/01/26)	25	26,628

		26,628
CHEMICALS — 1.30%
Dow Chemical Co. (The)
3.50%, 10/01/24 (Call 07/01/24)	50	51,563
LYB International Finance BV
4.00%, 07/15/23	25	26,368
Potash Corp. of Saskatchewan Inc.
4.00%, 12/15/26 (Call 09/15/26)	25	26,131
Sherwin-Williams Co. (The)
3.45%, 06/01/27 (Call 03/01/27)	25	25,368

		129,430
COMMERCIAL SERVICES — 0.27%
S&P Global Inc.
4.40%, 02/15/26 (Call 11/15/25)	25	27,007

		27,007

Security	Principal (000s)	Value
COMPUTERS — 3.68%
Apple Inc.
2.40%, 05/03/23	$100	$99,624
3.20%, 05/11/27 (Call 02/11/27)	25	25,397
3.25%, 02/23/26 (Call 11/23/25)	100	102,404
Dell International LLC/EMC Corp.
6.02%, 06/15/26 (Call 03/15/26)[a]	50	55,795
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (Call 07/15/25)	25	26,580
International Business Machines Corp.
7.00%, 10/30/25	25	32,084
Seagate HDD Cayman
4.75%, 01/01/25	25	24,800

		366,684
COSMETICS & PERSONAL CARE — 0.25%
Procter & Gamble Co. (The)
2.70%, 02/02/26	25	24,770

		24,770
DIVERSIFIED FINANCIAL SERVICES — 3.60%
Air Lease Corp.
3.63%, 04/01/27 (Call 01/01/27)	25	25,140
American Express Credit Corp.
3.30%, 05/03/27 (Call 04/03/27)	50	50,521
Brookfield Finance LLC
4.00%, 04/01/24 (Call 02/01/24)	25	25,930
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)	25	25,460
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)	50	51,196
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	25	26,227
Jefferies Group LLC
4.85%, 01/15/27	25	26,450
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	25	25,017
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	50	51,987
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	50	50,955

		358,883
ELECTRIC — 2.30%
Duke Energy Corp.
3.75%, 04/15/24 (Call 01/15/24)	50	52,379

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)	$25	$25,303
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27 (Call 02/01/27)	25	25,791
Pacific Gas & Electric Co.
3.50%, 06/15/25 (Call 03/15/25)	25	25,552
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	50	49,774
Virginia Electric & Power Co. Series A
3.15%, 01/15/26 (Call 10/15/25)	50	50,645

		229,444
FOOD — 1.24%
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	50	48,321
Kroger Co. (The)
3.50%, 02/01/26 (Call 11/01/25)	25	24,729
Sysco Corp.
3.30%, 07/15/26 (Call 04/15/26)	25	25,161
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	25	25,485

		123,696
FOREST PRODUCTS & PAPER — 0.26%
International Paper Co.
3.80%, 01/15/26 (Call 10/15/25)	25	25,958

		25,958
GAS — 0.52%
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)	50	51,480

		51,480
HEALTH CARE – PRODUCTS — 2.56%
Abbott Laboratories
3.75%, 11/30/26 (Call 08/30/26)	50	51,528
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	50	50,422
Boston Scientific Corp.
3.85%, 05/15/25	25	25,966
Medtronic Inc.
3.50%, 03/15/25	50	51,920
Stryker Corp.
3.50%, 03/15/26 (Call 12/15/25)	25	25,787
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	50	48,858

		254,481

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.54%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	$50	$49,925
Anthem Inc.
3.50%, 08/15/24 (Call 05/15/24)	25	25,590
Humana Inc.
3.85%, 10/01/24 (Call 07/01/24)	25	26,098
UnitedHealth Group Inc.
3.45%, 01/15/27	50	51,554

		153,167
HOUSEWARES — 0.53%
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	50	52,422

		52,422
INSURANCE — 1.81%
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)	50	51,607
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	50	50,642
Chubb INA Holdings Inc.
3.35%, 05/03/26 (Call 02/03/26)	25	25,682
MetLife Inc.
3.60%, 04/10/24	50	52,378

		180,309
INTERNET — 1.48%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	50	46,803
Amazon.com Inc.
2.80%, 08/22/24 (Call 06/22/24)[a]	25	25,023
3.15%, 08/22/27 (Call 05/22/27)[a]	50	50,284
eBay Inc.
2.75%, 01/30/23 (Call 12/30/22)	25	24,932

		147,042
MACHINERY — 1.03%
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	50	52,235
John Deere Capital Corp.
2.80%, 03/06/23	50	50,666

		102,901
MANUFACTURING — 0.76%
General Electric Co.
3.10%, 01/09/23	50	51,795

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	$25	$24,373

		76,168
MEDIA — 3.27%
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	50	50,763
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25 (Call 04/23/25)	25	26,591
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	50	46,815
3.00%, 02/01/24 (Call 01/01/24)	75	76,229
Time Warner Inc.
3.60%, 07/15/25 (Call 04/15/25)	50	50,056
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	25	25,670
Walt Disney Co. (The)
2.35%, 12/01/22	50	49,912

		326,036
MINING — 0.27%
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23	25	26,954

		26,954
OIL & GAS — 6.40%
Anadarko Petroleum Corp.
5.55%, 03/15/26 (Call 12/15/25)	25	27,998
BP Capital Markets PLC
2.75%, 05/10/23	50	50,254
3.54%, 11/04/24	50	51,916
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	50	50,192
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	50	49,872
2.90%, 03/03/24 (Call 01/03/24)	25	25,345
ConocoPhillips Co.
3.35%, 11/15/24 (Call 08/15/24)	50	51,626
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	50	49,654
Exxon Mobil Corp.
3.04%, 03/01/26 (Call 12/01/25)	50	50,966
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	25	25,139

Security	Principal (000s)	Value
Occidental Petroleum Corp.
3.00%, 02/15/27 (Call 11/15/26)	$25	$24,848
Shell International Finance BV
3.25%, 05/11/25	75	77,094
Statoil ASA
2.45%, 01/17/23	25	24,921
Total Capital International SA
3.70%, 01/15/24	50	52,810
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	25	24,898

		637,533
OIL & GAS SERVICES — 0.26%
Halliburton Co.
3.80%, 11/15/25 (Call 08/15/25)	25	25,922

		25,922
PHARMACEUTICALS — 5.60%
AbbVie Inc.
2.90%, 11/06/22	50	50,519
3.60%, 05/14/25 (Call 02/14/25)	50	51,397
Allergan Funding SCS
3.80%, 03/15/25 (Call 12/15/24)	50	51,225
AstraZeneca PLC
3.13%, 06/12/27 (Call 03/12/27)	25	24,724
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	25	24,796
Express Scripts Holding Co.
4.50%, 02/25/26 (Call 11/27/25)	50	53,042
Johnson & Johnson
2.45%, 03/01/26 (Call 12/01/25)	50	48,899
Merck & Co. Inc.
2.80%, 05/18/23	50	51,183
Mylan Inc.
4.20%, 11/29/23 (Call 08/29/23)	25	26,226
Novartis Capital Corp.
3.00%, 11/20/25 (Call 08/20/25)	50	50,812
Pfizer Inc.
3.00%, 12/15/26	50	50,516
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	75	74,203

		557,542

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
PIPELINES — 4.49%
Boardwalk Pipelines LP
4.95%, 12/15/24 (Call 09/15/24)	$25	$26,700
Enbridge Inc.
4.25%, 12/01/26 (Call 09/01/26)	25	26,410
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	25	25,446
4.20%, 04/15/27 (Call 01/15/27)	25	25,296
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	25	25,416
Enterprise Products Operating LLC
3.90%, 02/15/24 (Call 11/15/23)	50	52,533
Kinder Morgan Energy Partners LP
4.15%, 02/01/24 (Call 11/01/23)	50	52,089
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)	25	25,702
4.50%, 07/15/23 (Call 04/15/23)	25	26,740
ONEOK Partners LP
4.90%, 03/15/25 (Call 12/15/24)	25	27,078
Plains All American Pipeline LP/PAA Finance Corp.
4.65%, 10/15/25 (Call 07/15/25)	25	25,850
Sabine Pass Liquefaction LLC
5.88%, 06/30/26 (Call 12/31/25)	50	56,780
Williams Partners LP
3.75%, 06/15/27 (Call 03/15/27)	25	25,087
4.30%, 03/04/24 (Call 12/04/23)	25	26,454

		447,581
REAL ESTATE INVESTMENT TRUSTS — 3.35%
American Tower Corp.
4.00%, 06/01/25 (Call 03/01/25)	50	51,913
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)	50	50,714
Brixmor Operating Partnership LP
3.25%, 09/15/23 (Call 07/15/23)	25	24,621
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	25	26,117
Crown Castle International Corp.
4.00%, 03/01/27 (Call 12/01/26)	25	25,589
HCP Inc.
4.25%, 11/15/23 (Call 08/15/23)	50	52,956

Security	Principal (000s)	Value
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)	$25	$25,719
Simon Property Group LP
3.38%, 06/15/27 (Call 03/15/27)	50	50,471
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	25	25,961

		334,061
RETAIL — 3.56%
Costco Wholesale Corp.
3.00%, 05/18/27 (Call 02/18/27)	25	25,020
CVS Health Corp.
2.88%, 06/01/26 (Call 03/01/26)	50	47,551
Home Depot Inc. (The)
3.00%, 04/01/26 (Call 01/01/26)	50	50,297
Lowe’s Companies Inc.
3.10%, 05/03/27 (Call 02/03/27)	50	50,002
McDonald’s Corp.
3.70%, 01/30/26 (Call 10/30/25)	50	52,263
Target Corp.
3.50%, 07/01/24	50	52,291
Wal-Mart Stores Inc.
3.30%, 04/22/24 (Call 01/22/24)	50	52,118
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)	25	24,587

		354,129
SEMICONDUCTORS — 2.56%
Analog Devices Inc.
3.13%, 12/05/23 (Call 10/05/23)	25	25,356
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	25	25,560
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24 (Call 11/15/23)[a]	75	77,454
Intel Corp.
2.88%, 05/11/24 (Call 03/11/24)	25	25,279
3.15%, 05/11/27 (Call 02/11/27)	50	50,894
QUALCOMM Inc.
3.25%, 05/20/27 (Call 02/20/27)	50	49,980

		254,523
SOFTWARE — 3.24%
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)	50	48,412

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	$100	$97,575
3.30%, 02/06/27 (Call 11/06/26)	75	77,531
Oracle Corp.
2.65%, 07/15/26 (Call 04/15/26)	50	49,049
2.95%, 05/15/25 (Call 02/15/25)	25	25,224
VMware Inc.
3.90%, 08/21/27 (Call 05/21/27)	25	25,088

		322,879
TELECOMMUNICATIONS — 5.21%
AT&T Inc.
3.40%, 08/14/24 (Call 06/14/24)	50	49,945
3.40%, 05/15/25 (Call 02/15/25)	50	49,385
3.60%, 02/17/23 (Call 12/17/22)	50	51,679
3.90%, 08/14/27 (Call 05/14/27)	75	74,691
Cisco Systems Inc.
3.63%, 03/04/24	50	52,964
Rogers Communications Inc.
3.63%, 12/15/25 (Call 09/15/25)	25	25,687
Verizon Communications Inc.
4.13%, 03/16/27	50	52,128
5.15%, 09/15/23	100	112,006
Vodafone Group PLC
2.95%, 02/19/23	50	50,540

		519,025
TRANSPORTATION — 1.30%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)	50	50,596
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	25	25,006
FedEx Corp.
4.00%, 01/15/24	50	53,452

		129,054

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,870,345)		9,823,294

SHORT-TERM INVESTMENTS — 0.97%

MONEY MARKET FUNDS — 0.97%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	97	96,644

		96,644

TOTAL SHORT-TERM INVESTMENTS
(Cost: $96,644)		96,644

Value
TOTAL INVESTMENTS IN SECURITIES — 99.60%
(Cost: $9,966,989)[e]	$9,919,938
Other Assets, Less Liabilities — 0.40%	39,680

NET ASSETS — 100.00%	$9,959,618

VRN  —  Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $9,966,989. Net unrealized depreciation was $47,051, of which $7,144 represented gross unrealized appreciation on investments and $54,195 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® 5-10 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 09/12/17 [a] (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	97	[c]	—	97	$96,644	$—	$—	$169
PNC Financial Services Group Inc. (The) 3.15%, 05/19/27	$—	$50		$—	$50	49,923	—	(191)	—

						$146,567	$—	$(191)	$169

[a]	The Fund commenced operations on September 12, 2017.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$9,823,294	$—	$9,823,294
Money market funds	96,644	—	—	96,644

Total	$96,644	$9,823,294	$—	$9,919,938

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 95.26%

AEROSPACE & DEFENSE — 1.58%
Lockheed Martin Corp.
4.70%, 05/15/46 (Call 11/15/45)	$50	$56,595
Northrop Grumman Corp.
4.03%, 10/15/47 (Call 04/15/47)	25	25,761
United Technologies Corp.
4.05%, 05/04/47 (Call 11/04/46)	75	77,099

		159,455
AGRICULTURE — 2.10%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)	50	48,784
Archer-Daniels-Midland Co.
4.54%, 03/26/42	25	27,458
BAT Capital Corp.
4.39%, 08/15/37 (Call 02/15/37)[a,b]	50	51,737
Philip Morris International Inc.
4.38%, 11/15/41	50	52,916
Reynolds American Inc.
5.85%, 08/15/45 (Call 02/15/45)	25	30,610

		211,505
AUTO MANUFACTURERS — 0.96%
Ford Motor Co.
5.29%, 12/08/46 (Call 06/08/46)	35	37,091
General Motors Co.
6.60%, 04/01/36 (Call 10/01/35)	50	59,743

		96,834
BANKS — 13.35%
Bank of America Corp.
5.00%, 01/21/44	100	116,243
VRN, (3 mo. LIBOR US + 1.370%)
3.59%, 07/21/28 (Call 07/21/27)[c]	100	100,892
Citigroup Inc.
4.75%, 05/18/46	75	81,456
VRN, (3 mo. LIBOR US + 1.390%)
3.67%, 07/24/28 (Call 07/24/27)[c]	100	100,970
Cooperatieve Rabobank UA
5.25%, 05/24/41	50	61,783
Fifth Third Bancorp.
8.25%, 03/01/38	25	37,755
Goldman Sachs Group Inc. (The)
4.80%, 07/08/44 (Call 01/08/44)	75	83,905
6.75%, 10/01/37	75	99,170

Security	Principal (000s)	Value
HSBC Holdings PLC
6.50%, 09/15/37	$100	$131,100
JPMorgan Chase & Co.
4.95%, 06/01/45	50	56,772
6.40%, 05/15/38	100	134,762
Morgan Stanley
4.38%, 01/22/47	50	53,388
VRN, (3 mo. LIBOR US + 1.455%)
3.97%, 07/22/38 (Call 07/22/37)[c]	75	75,936
Wells Fargo & Co.
4.90%, 11/17/45	100	110,642
VRN, (3 mo. LIBOR US + 1.310%)
3.58%, 05/22/28 (Call 05/22/27)[c]	100	101,062

		1,345,836
BEVERAGES — 3.51%
Anheuser-Busch InBev Finance Inc.
4.70%, 02/01/36 (Call 08/01/35)	100	109,913
4.90%, 02/01/46 (Call 08/01/45)	100	111,905
Diageo Capital PLC
5.88%, 09/30/36	25	32,529
Molson Coors Brewing Co.
5.00%, 05/01/42	25	27,670
PepsiCo Inc.
3.45%, 10/06/46 (Call 04/06/46)	75	71,295

		353,312
BIOTECHNOLOGY — 1.91%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	50	52,657
4.66%, 06/15/51 (Call 12/15/50)	25	27,039
Celgene Corp.
5.00%, 08/15/45 (Call 02/15/45)	25	27,543
Gilead Sciences Inc.
4.75%, 03/01/46 (Call 09/01/45)	75	84,771

		192,010
BUILDING MATERIALS — 0.26%
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)[a]	25	26,386

		26,386
CHEMICALS — 1.70%
Agrium Inc.
6.13%, 01/15/41 (Call 07/15/40)	25	31,310
Dow Chemical Co. (The)
4.38%, 11/15/42 (Call 05/15/42)	50	51,985

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	$25	$25,711
Monsanto Co.
4.40%, 07/15/44 (Call 01/15/44)	35	36,240
Sherwin-Williams Co. (The)
4.50%, 06/01/47 (Call 12/01/46)	25	26,423

		171,669
COMMERCIAL SERVICES — 0.28%
Massachusetts Institute of Technology
4.68%, 07/01/14	25	28,379

		28,379
COMPUTERS — 2.67%
Apple Inc.
3.85%, 05/04/43	100	101,532
4.65%, 02/23/46 (Call 08/23/45)	50	56,897
Dell International LLC/EMC Corp.
8.35%, 07/15/46 (Call 01/15/46)[b]	25	32,409
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 (Call 04/15/45)	25	26,629
International Business Machines Corp.
4.00%, 06/20/42	50	51,510

		268,977
DIVERSIFIED FINANCIAL SERVICES — 0.55%
Visa Inc.
4.30%, 12/14/45 (Call 06/14/45)	50	55,348

		55,348
ELECTRIC — 6.58%
Berkshire Hathaway Energy Co.
5.15%, 11/15/43 (Call 05/15/43)	50	59,422
Consolidated Edison Co. of New York Inc.
4.50%, 12/01/45 (Call 06/01/45)	50	56,425
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	125	121,924
Exelon Generation Co. LLC
6.25%, 10/01/39	50	56,654
FirstEnergy Corp. Series C
7.38%, 11/15/31	25	33,510
Florida Power & Light Co.
5.69%, 03/01/40	25	32,444
Georgia Power Co.
4.30%, 03/15/42	100	104,576

Security	Principal (000s)	Value
Pacific Gas & Electric Co.
4.75%, 02/15/44 (Call 08/15/43)	$75	$83,389
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)	50	58,201
Virginia Electric & Power Co. Series D
4.65%, 08/15/43 (Call 02/15/43)	50	56,955

		663,500
ELECTRONICS — 0.28%
Koninklijke Philips NV
5.00%, 03/15/42	25	28,661

		28,661
FOOD — 1.30%
Kraft Heinz Foods Co.
5.00%, 06/04/42	75	79,553
Kroger Co. (The)
4.45%, 02/01/47 (Call 08/01/46)	25	23,863
Sysco Corp.
4.85%, 10/01/45 (Call 04/01/45)	25	27,827

		131,243
FOREST PRODUCTS & PAPER — 0.54%
International Paper Co.
4.80%, 06/15/44 (Call 12/15/43)	50	54,573

		54,573
GAS — 0.26%
NiSource Finance Corp.
4.38%, 05/15/47 (Call 11/15/46)	25	26,427

		26,427
HEALTH CARE – PRODUCTS — 1.66%
Abbott Laboratories
4.90%, 11/30/46 (Call 05/30/46)	50	56,106
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)	25	26,086
Medtronic Inc.
4.63%, 03/15/45	75	85,038

		167,230
HEALTH CARE – SERVICES — 2.26%
Aetna Inc.
6.63%, 06/15/36	25	32,771
Anthem Inc.
4.63%, 05/15/42	50	53,841

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Cigna Corp.
3.88%, 10/15/47 (Call 04/15/47)	$25	$24,241
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	35	37,215
UnitedHealth Group Inc.
4.20%, 01/15/47 (Call 07/15/46)	75	79,560

		227,628
HOUSEHOLD PRODUCTS & WARES — 0.35%
Kimberly-Clark Corp.
6.63%, 08/01/37	25	35,008

		35,008
HOUSEWARES — 0.30%
Newell Brands Inc.
5.50%, 04/01/46 (Call 10/01/45)	25	29,677

		29,677
INSURANCE — 2.88%
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	25	26,582
American International Group Inc.
4.50%, 07/16/44 (Call 01/16/44)	65	68,006
Berkshire Hathaway Finance Corp.
5.75%, 01/15/40	25	32,217
Chubb INA Holdings Inc.
4.35%, 11/03/45 (Call 05/03/45)	25	27,760
MetLife Inc.
5.70%, 06/15/35	50	62,172
Prudential Financial Inc. Series D
6.63%, 12/01/37	25	33,915
Travelers Companies Inc. (The)
4.60%, 08/01/43	35	39,600

		290,252
INTERNET — 1.03%
Amazon.com Inc.
3.88%, 08/22/37 (Call 02/22/37)[b]	50	51,960
4.25%, 08/22/57 (Call 02/22/57)[b]	50	52,280

		104,240
MACHINERY — 0.51%
Caterpillar Inc.
3.80%, 08/15/42	50	51,658

		51,658

Security	Principal (000s)	Value
MANUFACTURING — 2.60%
Eaton Corp.
4.15%, 11/02/42	$25	$25,373
General Electric Co.
4.50%, 03/11/44	75	82,250
5.88%, 01/14/38	100	128,806
Parker-Hannifin Corp.
4.10%, 03/01/47 (Call 09/01/46)[b]	25	26,041

		262,470
MEDIA — 6.33%
21st Century Fox America Inc.
6.15%, 02/15/41	65	82,816
CBS Corp.
4.90%, 08/15/44 (Call 02/15/44)	25	26,118
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/45 (Call 04/23/45)	50	57,512
Comcast Corp.
4.00%, 08/15/47 (Call 02/15/47)	75	75,393
4.00%, 11/01/49 (Call 05/01/49)[b]	39	38,791
4.05%, 11/01/52 (Call 05/01/52)[b]	97	96,018
Discovery Communications LLC
6.35%, 06/01/40	25	28,956
Time Warner Cable LLC
7.30%, 07/01/38	75	94,107
Time Warner Inc.
4.85%, 07/15/45 (Call 01/15/45)	50	50,084
5.38%, 10/15/41	25	26,686
Viacom Inc.
6.88%, 04/30/36	35	39,374
Walt Disney Co. (The)
3.00%, 07/30/46	25	21,890

		637,745
MINING — 1.21%
Barrick North America Finance LLC
5.75%, 05/01/43	25	31,046
BHP Billiton Finance USA Ltd.
5.00%, 09/30/43	25	29,759
Newmont Mining Corp.
6.25%, 10/01/39	25	31,659
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	25	29,819

		122,283

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
OIL & GAS — 7.26%
Anadarko Petroleum Corp.
6.60%, 03/15/46 (Call 09/15/45)	$35	$44,108
Apache Corp.
5.10%, 09/01/40 (Call 03/01/40)	50	52,823
Cenovus Energy Inc.
5.40%, 06/15/47 (Call 12/15/46)[b]	25	25,862
ConocoPhillips Co.
5.95%, 03/15/46 (Call 09/15/45)	75	99,839
Devon Energy Corp.
5.00%, 06/15/45 (Call 12/15/44)	40	42,469
Encana Corp.
6.50%, 08/15/34	25	30,556
Exxon Mobil Corp.
4.11%, 03/01/46 (Call 09/01/45)	25	27,098
Hess Corp.
5.80%, 04/01/47 (Call 10/01/46)	35	37,596
Marathon Oil Corp.
6.60%, 10/01/37	15	17,676
Marathon Petroleum Corp.
6.50%, 03/01/41 (Call 09/01/40)	25	30,549
Noble Energy Inc.
5.05%, 11/15/44 (Call 05/15/44)	25	26,192
Occidental Petroleum Corp.
4.40%, 04/15/46 (Call 10/15/45)	25	27,081
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	50	53,907
Shell International Finance BV
4.38%, 05/11/45	110	119,274
Statoil ASA
3.95%, 05/15/43	25	25,683
Suncor Energy Inc.
6.50%, 06/15/38	25	33,205
Valero Energy Corp.
4.90%, 03/15/45	35	38,179

		732,097
OIL & GAS SERVICES — 0.56%
Halliburton Co.
5.00%, 11/15/45 (Call 05/15/45)	50	55,991

		55,991
PHARMACEUTICALS — 5.54%
AbbVie Inc.
4.70%, 05/14/45 (Call 11/14/44)	75	81,491

Security	Principal (000s)	Value
Allergan Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	$50	$52,743
AstraZeneca PLC
6.45%, 09/15/37	50	67,228
Express Scripts Holding Co.
4.80%, 07/15/46 (Call 01/15/46)	25	25,919
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	25	34,333
Johnson & Johnson
3.55%, 03/01/36 (Call 09/01/35)	100	103,252
Merck & Co. Inc.
3.70%, 02/10/45 (Call 08/10/44)	50	50,657
Novartis Capital Corp.
4.40%, 05/06/44	25	28,288
Pfizer Inc.
7.20%, 03/15/39	75	113,982

		557,893
PIPELINES — 3.96%
Energy Transfer LP
5.30%, 04/15/47 (Call 10/15/46)	50	49,843
Enterprise Products Operating LLC
4.85%, 03/15/44 (Call 09/15/43)	75	81,500
Kinder Morgan Inc./DE
5.30%, 12/01/34 (Call 06/01/34)	50	53,742
5.55%, 06/01/45 (Call 12/01/44)	50	54,362
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	20	23,284
Plains All American Pipeline LP/PAA Finance Corp.
4.90%, 02/15/45 (Call 08/15/44)	25	23,733
TransCanada PipeLines Ltd.
7.63%, 01/15/39	50	74,793
Williams Partners LP
5.10%, 09/15/45 (Call 03/15/45)	35	37,472

		398,729
REAL ESTATE INVESTMENT TRUSTS — 0.34%
Simon Property Group LP
6.75%, 02/01/40 (Call 11/01/39)	25	34,593

		34,593
RETAIL — 3.87%
CVS Health Corp.
5.13%, 07/20/45 (Call 01/20/45)	25	27,928

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Home Depot Inc. (The)
4.25%, 04/01/46 (Call 10/01/45)	$75	$80,825
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)	50	48,645
McDonald’s Corp.
4.45%, 03/01/47 (Call 09/01/46)	50	53,796
Target Corp.
3.63%, 04/15/46	50	47,404
Wal-Mart Stores Inc.
4.30%, 04/22/44 (Call 10/22/43)	50	57,212
6.20%, 04/15/38	35	48,448
Walgreens Boots Alliance Inc.
4.65%, 06/01/46 (Call 12/01/45)	25	25,518

		389,776
SEMICONDUCTORS — 0.88%
Intel Corp.
4.10%, 05/11/47 (Call 11/11/46)	50	53,093
QUALCOMM Inc.
4.30%, 05/20/47 (Call 11/20/46)	35	35,344

		88,437
SOFTWARE — 4.21%
Microsoft Corp.
3.70%, 08/08/46 (Call 02/08/46)	75	75,464
4.10%, 02/06/37 (Call 08/06/36)	100	109,504
4.50%, 02/06/57 (Call 08/06/56)	75	84,156
Oracle Corp.
5.38%, 07/15/40	125	155,460

		424,584
TELECOMMUNICATIONS — 8.73%
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	100	91,341
4.90%, 08/14/37 (Call 02/14/37)	100	99,790
5.15%, 02/14/50 (Call 08/14/49)	100	98,533
British Telecommunications PLC
9.13%, 12/15/30	25	37,772
Cisco Systems Inc.
5.90%, 02/15/39	25	33,192
Deutsche Telekom International Finance BV
8.75%, 06/15/30	50	73,610
Orange SA
9.00%, 03/01/31	35	52,963

Security	Principal or Shares (000s)	Value
Telefonica Emisiones SAU
7.05%, 06/20/36	$50	$66,446
Verizon Communications Inc.
4.40%, 11/01/34 (Call 05/01/34)	100	100,385
4.86%, 08/21/46	100	101,008
5.01%, 08/21/54	100	99,551
Vodafone Group PLC
4.38%, 02/19/43	25	25,252

		879,843
TRANSPORTATION — 2.70%
Burlington Northern Santa Fe LLC
4.13%, 06/15/47 (Call 12/15/46)	75	79,917
CSX Corp.
3.80%, 11/01/46 (Call 05/01/46)	50	48,514
FedEx Corp.
4.10%, 02/01/45	50	49,624
Norfolk Southern Corp.
4.80%, 08/15/43 (Call 02/15/43)	50	57,013
Union Pacific Corp.
4.00%, 04/15/47 (Call 10/15/46)	35	36,693

		271,761
WATER — 0.25%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	25	25,100

		25,100

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,534,814)		9,601,110

SHORT-TERM INVESTMENTS — 5.36%

MONEY MARKET FUNDS — 5.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[d,e,f]	75	75,300
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[d,e]	464	464,357

		539,657

TOTAL SHORT-TERM INVESTMENTS
(Cost: $539,657)		539,657

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.62%
(Cost: $10,074,471)[g]	$10,140,767

Other Assets, Less Liabilities — (0.62)%	(61,991)

NET ASSETS — 100.00%	$10,078,776

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $10,074,471. Net unrealized appreciation was $66,296, of which $90,338 represented gross unrealized appreciation on investments and $24,042 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 09/12/17 [a] (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	75	[c]	—	75	$75,300	$—	$—	$—	[d]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	464	[c]	—	464	464,357	—	—	538

						$539,657	$—	$—	$538

[a]	The Fund commenced operations on September 12, 2017.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.
[d]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is is reflected as a component of securities lending income in the statement of operations.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$9,601,110	$—	$9,601,110
Money market funds	539,657	—	—	539,657

Total	$539,657	$9,601,110	$—	$10,140,767

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares 5-10 Year Investment Grade Corporate Bond ETF	iShares 10+ Year Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$598,884,853	$9,820,231	$9,534,814
Affiliated (Note 2)	33,385,427	146,758	539,657

Total cost of investments in securities	$632,270,280	$9,966,989	$10,074,471

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$599,500,308	$9,773,371	$9,601,110
Affiliated (Note 2)	33,383,767	146,567	539,657
Receivables:
Investment securities sold	6,975,945	50,312	—
Dividends and interest	4,641,723	91,308	115,039

Total Assets	644,501,743	10,061,558	10,255,806

LIABILITIES
Payables:
Investment securities purchased	9,988,422	101,433	101,219
Collateral for securities on loan (Note 1)	23,114,990	—	75,300
Due to custodian	431,400	—	—
Investment advisory fees (Note 2)	30,217	507	511

Total Liabilities	33,565,029	101,940	177,030

NET ASSETS	$610,936,714	$9,959,618	$10,078,776

Net assets consist of:
Paid-in capital	$609,591,355	$9,969,301	$9,955,369
Undistributed net investment income	705,284	38,109	51,414
Undistributed net realized gain (accumulated net realized loss)	26,280	(741)	5,697
Net unrealized appreciation (depreciation)	613,795	(47,051)	66,296

NET ASSETS	$610,936,714	$9,959,618	$10,078,776

Shares outstanding[b]	12,100,000	200,000	200,000

Net asset value per share	$50.49	$49.80	$50.39

[a]	Securities on loan with values of $22,415,157, $ — and $72,973, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares 5-10 Year Investment Grade Corporate Bond ETF[a]	iShares 10+ Year Investment Grade Corporate Bond ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$28,707	$169	$538
Interest — unaffiliated	7,764,352	38,741	51,682
Interest — affiliated (Note 2)	64,760	—	—
Securities lending income — affiliated — net (Note 2)	48,963	—	—

Total investment income	7,906,782	38,910	52,220

EXPENSES
Investment advisory fees (Note 2)	274,326	801	806
Proxy fees	7,941	—	—

Total expenses	282,267	801	806

Net investment income	7,624,515	38,109	51,414

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	120,242	(741)	5,697
Investments — affiliated (Note 2)	1,752	—	—
In-kind redemptions — unaffiliated	4,788	—	—
Realized gain distributions from affiliated funds	382	—	—

Net realized gain (loss)	127,164	(741)	5,697

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(401,106)	(46,860)	66,296
Investments — affiliated (Note 2)	(11,937)	(191)	—

Net change in unrealized appreciation/depreciation	(413,043)	(47,051)	66,296

Net realized and unrealized gain (loss)	(285,879)	(47,792)	71,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,338,636	$(9,683)	$123,407

[a]	For the period from September 12, 2017 (commencement of operations) to October 31, 2017.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year Investment Grade Corporate Bond ETF		iShares 5-10 Year Investment Grade Corporate Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Period from September 12, 2017[a] to October 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,624,515	$2,561,903	$38,109
Net realized gain (loss)	127,164	(80,546)	(741)
Net change in unrealized appreciation/depreciation	(413,043)	1,074,091	(47,051)

Net increase in net assets resulting from operations	7,338,636	3,555,448	(9,683)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,165,708)	(2,407,452)	—

Total distributions to shareholders	(7,165,708)	(2,407,452)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	415,778,876	145,949,256	9,969,301
Cost of shares redeemed	(5,018,956)	(20,034,250)	—

Net increase in net assets from capital share transactions	410,759,920	125,915,006	9,969,301

INCREASE IN NET ASSETS	410,932,848	127,063,002	9,959,618

NET ASSETS
Beginning of year	200,003,866	72,940,864	—

End of year	$610,936,714	$200,003,866	$9,959,618

Undistributed net investment income included in net assets at end of year	$705,284	$246,104	$38,109

SHARES ISSUED AND REDEEMED
Shares sold	8,250,000	2,900,000	200,000
Shares redeemed	(100,000)	(400,000)	—

Net increase in shares outstanding	8,150,000	2,500,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares 10+ Year Investment Grade Corporate Bond ETF
Period from September 12, 2017[a] to October 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$51,414
Net realized gain	5,697
Net change in unrealized appreciation/depreciation	66,296

Net decrease in net assets resulting from operations	123,407

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,955,369

Net increase in net assets from capital share transactions	9,955,369

INCREASE IN NET ASSETS	10,078,776

NET ASSETS
Beginning of period	—

End of period	$10,078,776

Undistributed net investment income included in net assets at end of period	$51,414

SHARES ISSUED
Shares sold	200,000

Net increase in shares outstanding	200,000

a Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year Investment Grade Corporate Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.63	$50.30	$50.30	$50.13	$49.92

Income from investment operations:
Net investment income[b]	1.02	0.92	0.73	0.63	0.02
Net realized and unrealized gain (loss)[c]	(0.18)	0.30	(0.06)	0.12	0.19

Total from investment operations	0.84	1.22	0.67	0.75	0.21

Less distributions from:
Net investment income	(0.98)	(0.89)	(0.67)	(0.58)	—

Total distributions	(0.98)	(0.89)	(0.67)	(0.58)	—

Net asset value, end of period	$50.49	$50.63	$50.30	$50.30	$50.13

Total return	1.68%	2.43%	1.37%	1.51%	0.42%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$610,937	$200,004	$72,941	$25,148	$10,027
Ratio of expenses to average net assets[e]	0.07%	0.12%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.02%	1.83%	1.46%	1.25%	0.81%
Portfolio turnover rate[f]	20%	15%	22%	15%	0%[d,g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares 5-10 Year Investment Grade Corporate Bond ETF

Period from Sep. 12, 2017[a] to Oct. 31, 2017
Net asset value, beginning of period	$49.72

Income from investment operations:
Net investment income[b]	0.19
Net realized and unrealized gain (loss)[c]	(0.11)

Total from investment operations	0.08

Net asset value, end of period	$49.80

Total return	0.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,960
Ratio of expenses to average net assets[e]	0.06%
Ratio of net investment income to average net assets[e]	2.86%
Portfolio turnover rate[f]	1%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares 10+ Year Investment Grade Corporate Bond ETF

Period from Sep. 12, 2017[a] to Oct. 31, 2017
Net asset value, beginning of period	$49.50

Income from investment operations:
Net investment income[b]	0.26
Net realized and unrealized gain[c]	0.63

Total from investment operations	0.89

Net asset value, end of period	$50.39

Total return	1.80%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,079
Ratio of expenses to average net assets[e]	0.06%
Ratio of net investment income to average net assets[e]	3.83%
Portfolio turnover rate[f]	2%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year Investment Grade Corporate Bond	Diversified
5-10 Year Investment Grade Corporate Bond[a]	Non-diversified
10+ Year Investment Grade Corporate Bond[a]	Non-diversified

[a]	The Fund commenced operations on September 12, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
0-5 Year Investment Grade Corporate Bond
BNP Paribas Prime Brokerage Inc.	$327,967	$327,967	$—
BNP Paribas Prime Brokerage International Ltd.	1,384,659	1,384,659	—
Citigroup Global Markets Inc.	1,874,541	1,874,541	—
Credit Suisse Securities (USA) LLC	1,475,900	1,475,900	—
Deutsche Bank Securities Inc.	346,823	346,823	—
Goldman Sachs & Co.	1,952,747	1,952,747	—
HSBC Securities (USA) Inc.	4,078,518	4,078,518	—
Jefferies LLC	249,671	249,671	—
JPMorgan Securities LLC	1,145,771	1,145,771	—
Merrill Lynch, Pierce, Fenner & Smith	3,409,675	3,409,675	—
Morgan Stanley & Co. LLC	6,168,885	6,168,885	—

	$22,415,157	$22,415,157	$—

10+ Year Investment Grade Corporate Bond
Credit Suisse Securities (USA) LLC	$21,188	$21,188	$—
RBC Capital Markets LLC	51,785	51,785	—

	$72,973	$72,973	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year Investment Grade Corporate Bond	0.06%
5-10 Year Investment Grade Corporate Bond	0.06
10+ Year Investment Grade Corporate Bond	0.06

Prior to August 4, 2017, for its investment advisory services to the iShares 0-5 Year Investment Grade Corporate Bond ETF, BFA was entitled to an annual investment advisory fee of 0.08%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
0-5 Year Investment Grade Corporate Bond	$16,837

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of October 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
5-10 Year Investment Grade Corporate Bond	1	75%
10+ Year Investment Grade Corporate Bond	1	75

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year Investment Grade Corporate Bond	$997,461	$998,357	$88,647,345	$70,337,820
5-10 Year Investment Grade Corporate Bond	50,443	50,326	9,950,678	75,133
10+ Year Investment Grade Corporate Bond	65,420	65,129	9,651,526	118,168

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year Investment Grade Corporate Bond	$399,554,019	$4,891,388

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to equalization, distributions received from a regulated investment company and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year Investment Grade Corporate Bond	$5,889	$373	$(6,262)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
0-5 Year Investment Grade Corporate Bond
Ordinary income	$7,165,708	$2,407,452

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year Investment Grade Corporate Bond	$722,976	$18,212	$—	$604,171	$1,345,359
5-10 Year Investment Grade Corporate Bond	38,109	—	(741)	(47,051)	(9,683)
10+ Year Investment Grade Corporate Bond	57,111	—	—	66,296	123,407

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the following Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
5-10 Year Investment Grade Corporate Bond	$741

For the year ended October 31, 2017, the iShares 0-5 Year Investment Grade Corporate Bond ETF utilized $93,155 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares 0-5 Year Investment Grade Corporate Bond ETF,

iShares 5-10 Year Investment Grade Corporate Bond ETF and

iShares 10+ Year Investment Grade Corporate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF and iShares 10+ Year Investment Grade Corporate Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest Related Dividends
0-5 Year Investment Grade Corporate Bond	$5,960,504
5-10 Year Investment Grade Corporate Bond	33,762
10+ Year Investment Grade Corporate Bond	46,178

TAX INFORMATION	63

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year Investment Grade Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

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The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares 5-10 Year Investment Grade Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 19-21, 2017, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee rate of the Fund supported the Board’s approval of the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients)

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

III. iShares 10+ Year Investment Grade Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 19-21, 2017, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee rate of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year Investment Grade Corporate Bond	$0.948334	$—	$0.029139	$0.977473	97%	— %	3%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	73

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period Covered: October 15, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.60%
Greater than 0.0% and Less than 0.5%	904	90.59
At NAV	17	1.70
Less than 0.0% and Greater than –0.5%	71	7.11

	998	100.00%

iShares 5-10 Year Investment Grade Corporate Bond ETF

Period Covered: September 12, 2017 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	12	85.71%
At NAV	0	0.00
Less than 0.0%	2	14.29

	14	100.00%

iShares 10+ Year Investment Grade Corporate Bond ETF

Period Covered: September 12, 2017 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	7.14%
Greater than 0.0% and Less than 0.5%	11	78.57
At NAV	0	0.00
Less than 0.0%	2	14.29

	14	100.00%

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1021-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.74%	6.05%	6.26%	5.74%	6.05%	6.26%
5 Years	3.85%	3.76%	4.58%	20.77%	20.28%	25.08%
Since Inception	6.60%	6.60%	7.37%	87.97%	88.01%	101.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/17/07. The first day of secondary market trading was 12/19/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.90	$2.05	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBI® Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 5.74%, net of fees, while the total return for the Index was 6.26%.

The Index’s Latin American bonds made the most significant contribution to its return for the reporting period, led by Argentina, Mexico, and Brazil. Argentina’s president, Mauricio Macri, made strides in his dual pledge to reduce inflation and stimulate economic growth during the reporting period. Having emerged from default in the previous reporting period, Argentina issued a 100-year bond yielding 7.9%, which was met with strong demand in an environment of low global bond yields. In Mexico, the U.S. presidential election and Donald Trump’s proposed trade policies initially drove Mexican bond yields up and the Mexican peso down, but slow progress and softer trade rhetoric alleviated concerns and helped Mexican bonds rebound for the reporting period. Brazilian bonds benefited from a declining inflation rate and the anticipation of future central bank interest rate cuts, despite concerns surrounding political crises.

European bonds also contributed meaningfully to the Index’s performance for the reporting period, led by Ukraine. The country’s first sovereign bond issue since restructuring its debt in 2015 attracted strong demand, benefiting from continued investor appetite for yield. Russian Federation bonds also added to the Index’s return.

Bonds from the Middle East and Asia were noteworthy contributors to the Index’s performance for the reporting period as well, driven by Kazakhstan and Indonesia. Africa’s contribution to the Index’s return was led by Zambia.

In terms of maturity, the longest-term bonds made the most significant contribution to the Index’s return for the reporting period, reflecting investors’ search for higher yields in a low-yield environment. Declining interest rates in selected emerging markets also contributed to the performance of longer-term bonds.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aa	0.66%
A	16.29
Baa	33.73
Ba	21.74
B	15.38
Caa	4.31
Not Rated	7.89

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]

Mexico	6.17%
Indonesia	4.96
Russia	4.36
Turkey	4.34
China	4.00
Argentina	3.99
Philippines	3.98
Brazil	3.87
Colombia	3.54
Peru	3.28

TOTAL	42.49%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 16.22%

AZERBAIJAN — 0.52%
Southern Gas Corridor CJSC
6.88%, 03/24/26[b]	$54,900	$62,075,430

		62,075,430
CHILE — 1.05%
Corp. Nacional del Cobre de Chile
3.63%, 08/01/27 (Call 05/01/27)[b]	33,500	33,709,875
4.50%, 09/16/25[b]	44,034	47,369,576
4.50%, 08/01/47 (Call 02/01/47)[b]	41,700	43,972,163

		125,051,614
CHINA — 3.47%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	10,659	10,838,807
China Development Bank
2.13%, 06/01/21[b]	9,644	9,468,543
2.50%, 10/09/20[b]	24,239	24,182,249
2.63%, 01/24/22[b]	13,850	13,804,295
China Development Bank Corp./Hong Kong
FRN, (3 mo. LIBOR US + 0.70%)
2.02%, 03/06/22[b,c]	13,800	13,801,670
China Great Wall International Holdings III Ltd.
3.13%, 08/31/22[b]	8,800	8,795,778
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22[b]	18,000	18,088,551
4.13%, 07/19/27[b]	14,500	14,806,871
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	13,671	14,797,860
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	15,293	16,172,347
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[b]	16,002	16,761,023
4.88%, 05/17/42[b]	12,609	14,289,376
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	21,025	22,697,644

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[b]	$21,311	$22,938,052
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[b]	32,482	32,531,808
3.25%, 04/28/25[b]	23,447	23,511,737
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21[b]	15,650	15,274,068
Sinopec Group Overseas Development 2017 Ltd.
2.38%, 04/12/20[b]	6,300	6,292,821
3.00%, 04/12/22[b]	10,600	10,696,407
3.63%, 04/12/27[b]	18,700	19,175,167
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	10,885	11,009,274
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24[b]	18,984	20,251,448
State Grid Overseas Investment 2016 Ltd.
2.75%, 05/04/22[b]	9,700	9,730,064
3.50%, 05/04/27[b]	32,428	33,154,428
Three Gorges Finance I Cayman Islands Ltd.
3.15%, 06/02/26[b]	11,234	11,145,083

		414,215,371
INDONESIA — 1.10%
Majapahit Holding BV
7.75%, 01/20/20[b]	4,474	4,944,486
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	9,900	10,257,737
Pertamina Persero PT
4.30%, 05/20/23[b]	12,642	13,353,112
4.88%, 05/03/22[b]	9,844	10,569,995
5.25%, 05/23/21[b]	7,927	8,549,190
5.63%, 05/20/43[b]	13,021	14,255,000
6.00%, 05/03/42[b]	13,630	15,597,354
6.45%, 05/30/44[b]	13,555	16,361,292
Perusahaan Listrik Negara PT
4.13%, 05/15/27[b]	16,050	16,175,342

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.25%, 10/24/42[b]	$10,960	$11,526,632
5.50%, 11/22/21[b]	8,880	9,701,400

		131,291,540
KAZAKHSTAN — 1.58%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	29,637	30,118,601
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	28,055	31,421,600
KazMunayGas National Co. JSC
4.75%, 04/19/27[b]	22,600	23,114,750
5.75%, 04/19/47[b]	34,976	35,217,921
6.38%, 04/09/21[b]	29,066	31,782,218
7.00%, 05/05/20[b]	33,137	36,119,330

		187,774,420
MALAYSIA — 1.31%
Petronas Capital Ltd.
3.50%, 03/18/25[b]	30,454	31,516,997
4.50%, 03/18/45[b]	41,711	46,510,143
7.88%, 05/22/22[b]	34,283	41,936,783
Petronas Global Sukuk Ltd.
2.71%, 03/18/20[b]	35,995	36,264,962

		156,228,885
MEXICO — 3.52%
Banco Nacional de Comercio Exterior SNC/Cayman Islands
4.38%, 10/14/25[b]	9,524	9,857,340
Comision Federal de Electricidad
4.75%, 02/23/27[b]	7,800	8,170,500
4.88%, 05/26/21[b]	6,786	7,193,160
4.88%, 01/15/24[b]	9,600	10,260,000
Mexico City Airport Trust
3.88%, 04/30/28[b]	200	195,868
3.88%, 04/30/28 (Call 01/30/28)[d]	4,805	4,705,716
4.25%, 10/31/26 (Call 07/31/26)[b]	8,600	8,772,000
5.50%, 10/31/46 (Call 04/30/46)[b]	8,250	8,167,500
5.50%, 07/31/47[b]	5,700	5,652,234
5.50%, 07/31/47 (Call 01/31/47)[d]	14,275	14,155,325

Security	Principal (000s)	Value
Petroleos Mexicanos
3.50%, 07/23/20	$8,911	$9,061,596
3.50%, 01/30/23	15,637	15,266,403
4.25%, 01/15/25	9,018	8,969,528
4.50%, 01/23/26	15,016	14,828,300
4.63%, 09/21/23	16,618	17,000,214
4.88%, 01/24/22	13,101	13,625,040
4.88%, 01/18/24	14,609	14,969,842
5.38%, 03/13/22[b]	5,568	5,907,091
5.50%, 01/21/21	15,691	16,671,688
5.50%, 06/27/44	18,770	16,909,893
5.63%, 01/23/46	22,016	19,960,806
6.00%, 03/05/20	5,100	5,439,150
6.38%, 02/04/21	8,529	9,279,381
6.38%, 01/23/45	19,519	19,418,282
6.50%, 03/13/27[b]	34,432	37,553,261
6.50%, 06/02/41	20,959	21,220,988
6.63%, 06/15/35	18,645	19,664,882
6.75%, 09/21/47	41,998	43,287,339
6.88%, 08/04/26	24,551	27,583,048
FRN, (3 mo. LIBOR US + 3.650%)
4.97%, 03/11/22[b,c]	5,540	6,038,600

		419,784,975
OMAN — 0.70%
Lamar Funding Ltd.
3.96%, 05/07/25[b]	26,871	25,157,974
Oman Sovereign Sukuk SAOC
4.40%, 06/01/24[b]	58,027	58,058,037

		83,216,011
PERU — 0.45%
Petroleos del Peru SA
4.75%, 06/19/32[b]	21,200	21,687,947
5.63%, 06/19/47[b]	30,770	32,380,723

		54,068,670
PHILIPPINES — 0.23%
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[b]	21,567	27,703,027

		27,703,027
RUSSIA — 0.68%
Russian Railways via RZD Capital PLC
5.70%, 04/05/22[b]	16,699	18,118,415

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	$18,800	$20,374,500
6.03%, 07/05/22[b]	9,700	10,561,360
6.80%, 11/22/25[b]	13,558	15,388,330
6.90%, 07/09/20[b]	14,878	16,105,435

		80,548,040
SOUTH AFRICA — 0.85%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	37,469	37,843,690
6.75%, 08/06/23[b]	15,193	15,534,843
7.13%, 02/11/25[b]	26,982	27,622,822
Transnet SOC Ltd.
4.00%, 07/26/22[b]	21,291	20,780,016

		101,781,371
VENEZUELA — 0.76%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	34,276	9,820,131
5.50%, 04/12/37[b]	14,173	4,074,738
6.00%, 05/16/24[b]	35,646	10,069,932
6.00%, 11/15/26[b]	45,819	12,600,225
8.50%, 10/27/20[b]	23,804	19,674,213
9.00%, 11/17/21[b]	23,986	10,523,857
9.75%, 05/17/35[b]	28,988	10,435,764
12.75%, 02/17/22[b]	30,902	13,936,802

		91,135,662

TOTAL CORPORATE BONDS & NOTES
(Cost: $1,943,051,756)		1,934,875,016

FOREIGN GOVERNMENT OBLIGATIONS[a] — 81.83%

ANGOLA — 0.37%
Angolan Government International Bond
9.50%, 11/12/25[b]	41,022	44,611,425

		44,611,425
ARGENTINA — 3.91%
Argentine Republic Government International Bond
2.50%, 12/31/38[e]	61,497	44,124,417
5.63%, 01/26/22	36,816	38,656,800
6.63%, 07/06/28	12,508	13,277,242
6.88%, 04/22/21	58,486	63,837,469

Security	Principal (000s)	Value
6.88%, 01/26/27	$41,647	$45,416,053
7.13%, 07/06/36	17,497	18,818,023
7.13%, 06/28/17[b]	36,695	37,634,720
7.50%, 04/22/26	75,069	84,827,970
7.63%, 04/22/46	31,654	35,499,961
8.28%, 12/31/33	20,265	23,228,822
8.28%, 12/31/33	52,393	61,089,774

		466,411,251
AZERBAIJAN — 0.74%
Republic of Azerbaijan International Bond
3.50%, 09/01/32[b]	25,200	21,737,835
4.75%, 03/18/24[b]	37,944	38,987,460
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	27,399	27,494,760

		88,220,055
BOLIVIA — 0.23%
Bolivian Government International Bond
4.50%, 03/20/28[b]	27,913	27,075,610

		27,075,610
BRAZIL — 3.80%
Banco Nacional de Desenvolvimento Economico e Social
4.75%, 05/09/24[b]	13,728	13,879,982
5.75%, 09/26/23[b]	15,847	17,134,569
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28[b]	17,681	17,946,215
Brazilian Government International Bond
2.63%, 01/05/23	32,159	31,113,833
4.25%, 01/07/25	58,230	59,249,025
4.63%, 01/13/28 (Call 10/13/27)	15,100	15,002,510
4.88%, 01/22/21	39,890	42,632,437
5.00%, 01/27/45	44,849	41,731,995
5.63%, 01/07/41	41,271	41,951,971
5.63%, 02/21/47	16,674	16,957,458
6.00%, 04/07/26	41,688	46,325,790
7.13%, 01/20/37	32,885	39,297,575

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
8.25%, 01/20/34	$21,026	$27,412,648
8.88%, 04/15/24	14,781	18,919,680
10.13%, 05/15/27	16,270	23,469,475

		453,025,163
CHILE — 0.65%
Chile Government International Bond
3.13%, 01/21/26	33,427	34,262,675
3.86%, 06/21/47	42,800	43,444,095

		77,706,770
CHINA — 0.45%
Export-Import Bank of China (The)
2.00%, 04/26/21[b]	10,402	10,188,338
2.63%, 03/14/22[b]	17,250	17,207,462
2.88%, 04/26/26[b]	11,778	11,541,560
3.63%, 07/31/24[b]	14,237	14,794,322

		53,731,682
COLOMBIA — 3.47%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	17,930	17,580,365
3.88%, 04/25/27 (Call 01/25/27)	49,061	49,478,019
4.00%, 02/26/24 (Call 11/26/23)	38,933	40,490,320
4.38%, 07/12/21	29,938	31,734,280
4.50%, 01/28/26 (Call 10/28/25)	26,940	28,664,160
5.00%, 06/15/45 (Call 12/15/44)	71,702	73,781,358
5.63%, 02/26/44 (Call 08/26/43)	44,811	49,964,265
6.13%, 01/18/41	44,689	52,576,608
7.38%, 09/18/37	31,843	41,992,956
8.13%, 05/21/24	21,560	27,435,100

		413,697,431
COSTA RICA — 0.66%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	24,794	24,453,083
7.00%, 04/04/44[b]	27,430	28,561,487

Security	Principal (000s)	Value
7.16%, 03/12/45[b]	$24,660	$26,201,250

		79,215,820
CROATIA — 1.55%
Croatia Government International Bond
5.50%, 04/04/23[b]	40,767	44,996,576
6.00%, 01/26/24[b]	49,202	55,967,275
6.38%, 03/24/21[b]	42,719	47,097,697
6.63%, 07/14/20[b]	600	656,250
6.63%, 07/14/20[b]	33,502	36,642,813

		185,360,611
DOMINICAN REPUBLIC — 2.71%
Dominican Republic International Bond
5.50%, 01/27/25[b]	37,938	40,119,435
5.88%, 04/18/24[b]	28,678	31,187,325
5.95%, 01/25/27[b]	43,525	46,789,375
6.85%, 01/27/45[b]	57,575	64,052,187
6.88%, 01/29/26[b]	41,980	47,962,150
7.45%, 04/30/44[b]	41,268	48,954,165
7.50%, 05/06/21[b]	39,600	43,708,500

		322,773,137
ECUADOR — 2.32%
Ecuador Government International Bond
7.95%, 06/20/24[b]	49,884	50,320,485
8.75%, 06/02/23[b]	27,520	28,905,270
8.88%, 10/23/27[d]	10,130	10,342,988
9.63%, 06/02/27[b]	32,700	35,069,164
9.65%, 12/13/26[b]	46,787	50,412,993
10.50%, 03/24/20[b]	37,572	40,765,620
10.75%, 03/28/22[b]	53,414	60,424,587

		276,241,107
EGYPT — 2.31%
Egypt Government International Bond
5.75%, 04/29/20[b]	32,489	33,707,337
5.88%, 06/11/25[b]	39,263	40,097,339
6.13%, 01/31/22[b]	56,545	59,018,844
7.50%, 01/31/27[b]	56,905	62,951,156
8.50%, 01/31/47[b]	71,177	80,341,039

		276,115,715

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
EL SALVADOR — 0.25%
El Salvador Government International Bond
7.65%, 06/15/35[b]	$28,932	$30,089,280

		30,089,280
ETHIOPIA — 0.22%
Ethiopia International Bond
6.63%, 12/11/24[b]	25,012	25,762,360

		25,762,360
GABON — 0.32%
Gabon Government International Bond
6.38%, 12/12/24[b]	39,341	38,505,004

		38,505,004
GHANA — 0.47%
Ghana Government International Bond
7.88%, 08/07/23[b]	26,638	28,769,132
8.13%, 01/18/26[b]	25,012	27,106,755

		55,875,887
HUNGARY — 3.12%
Hungary Government International Bond
5.38%, 02/21/23	55,506	62,097,337
5.38%, 03/25/24	44,050	50,051,813
5.75%, 11/22/23	59,620	68,563,000
6.25%, 01/29/20	50,665	54,908,194
6.38%, 03/29/21	73,322	81,937,335
7.63%, 03/29/41	35,476	54,633,040

		372,190,719
INDIA — 0.24%
Export-Import Bank of India
3.38%, 08/05/26[b]	28,630	28,319,814

		28,319,814
INDONESIA — 3.76%
Indonesia Government International Bond
3.38%, 04/15/23[b]	16,165	16,407,475
3.75%, 04/25/22[b]	17,423	18,073,401
3.85%, 07/18/27[b]	8,200	8,445,531
4.13%, 01/15/25[b]	21,444	22,432,783
4.35%, 01/08/27[b]	20,239	21,438,566

Security	Principal (000s)	Value
4.63%, 04/15/43[b]	$10,812	$11,194,419
4.75%, 01/08/26[b]	20,319	22,107,275
4.75%, 07/18/47[b]	12,300	13,004,203
4.88%, 05/05/21[b]	4,990	5,360,557
4.88%, 05/05/21[b]	16,097	17,292,363
5.13%, 01/15/45[b]	13,514	14,950,133
5.25%, 01/17/42[b]	20,400	22,794,348
5.25%, 01/08/47[b]	8,607	9,692,859
5.38%, 10/17/23[b]	10,290	11,589,113
5.88%, 03/13/20[b]	13,492	14,621,955
5.88%, 01/15/24[b]	19,486	22,358,042
5.95%, 01/08/46[b]	11,055	13,653,036
6.63%, 02/17/37[b]	16,211	20,807,953
6.75%, 01/15/44[b]	18,016	24,130,991
7.75%, 01/17/38[b]	17,756	25,291,824
8.50%, 10/12/35[b]	17,894	26,700,530
Perusahaan Penerbit SBSN Indonesia III
3.30%, 11/21/22[b]	6,671	6,771,065
3.40%, 03/29/22[b]	11,400	11,613,750
4.15%, 03/29/27[b]	21,800	22,424,570
4.33%, 05/28/25[b]	17,249	18,017,270
4.35%, 09/10/24[b]	9,360	9,867,686
4.55%, 03/29/26[b]	16,800	17,783,976

		448,825,674
IRAQ — 0.81%
Iraq International Bond
5.80%, 01/15/28 (Call 12/17/17)[b]	73,445	69,221,913
6.75%, 03/09/23[b]	27,500	27,603,456

		96,825,369
IVORY COAST — 0.93%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/17)[b,e]	46,356	45,602,425
6.13%, 06/15/33[b]	37,066	36,630,899
6.38%, 03/03/28[b]	27,857	28,901,637

		111,134,961
JAMAICA — 1.10%
Jamaica Government International Bond
6.75%, 04/28/28	52,962	61,303,515

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
7.88%, 07/28/45	$26,976	$33,509,483
8.00%, 03/15/39	28,877	35,915,769

		130,728,767
JORDAN — 0.72%
Jordan Government International Bond
5.75%, 01/31/27[b]	24,261	24,230,674
6.13%, 01/29/26[b]	26,219	27,149,223
7.38%, 10/10/47[d]	32,650	34,201,801

		85,581,698
KAZAKHSTAN — 1.52%
Kazakhstan Government International Bond
3.88%, 10/14/24[b]	37,721	38,946,933
4.88%, 10/14/44[b]	23,430	24,279,338
5.13%, 07/21/25[b]	62,101	69,009,736
6.50%, 07/21/45[b]	39,501	49,475,002

		181,711,009
KENYA — 0.44%
Kenya Government International Bond
6.88%, 06/24/24[b]	50,415	52,368,581

		52,368,581
LEBANON — 2.75%
Lebanon Government International Bond
6.00%, 01/27/23[b]	34,640	33,687,400
6.10%, 10/04/22[b]	39,353	38,811,896
6.38%, 03/09/20	34,212	34,682,415
6.60%, 11/27/26[b]	40,375	38,860,937
6.60%, 11/27/26[b]	800	770,000
6.65%, 02/26/30[b]	36,289	34,066,299
6.75%, 11/29/27[b]	30,253	29,118,513
6.85%, 03/23/27[b]	29,327	28,630,813
7.00%, 03/23/32[b]	32,720	31,188,284
8.25%, 04/12/21[b]	54,646	57,924,760

		327,741,317
LITHUANIA — 1.23%
Lithuania Government International Bond
6.13%, 03/09/21[b]	37,175	41,589,531
6.63%, 02/01/22[b]	36,964	43,201,675

Security	Principal (000s)	Value
7.38%, 02/11/20[b]	$55,662	$62,132,708

		146,923,914
MALAYSIA — 1.12%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	84,400	80,813,000
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25[b]	24,568	24,838,813
Malaysia Sukuk Global Bhd
3.18%, 04/27/26[b]	27,906	28,475,534

		134,127,347
MEXICO — 2.54%
Mexico Government International Bond
3.50%, 01/21/21	7,078	7,382,354
3.60%, 01/30/25	18,931	19,167,638
3.63%, 03/15/22	18,688	19,463,552
4.00%, 10/02/23	25,170	26,365,575
4.13%, 01/21/26	15,645	16,302,090
4.15%, 03/28/27	25,305	26,304,547
4.35%, 01/15/47	14,120	13,290,450
4.60%, 01/23/46	15,792	15,397,200
4.60%, 02/10/48	8,400	8,215,436
4.75%, 03/08/44	29,504	29,415,488
5.13%, 01/15/20	14,210	15,222,463
5.55%, 01/21/45	17,969	20,080,357
5.75%, 10/12/10	21,852	22,835,340
6.05%, 01/11/40	25,296	29,583,672
6.75%, 09/27/34	15,940	20,682,150
8.30%, 08/15/31	8,517	12,743,561

		302,451,873
MONGOLIA — 0.22%
Mongolia Government International Bond
5.13%, 12/05/22[b]	26,184	25,987,620

		25,987,620
MOROCCO — 0.33%
Morocco Government International Bond
4.25%, 12/11/22[b]	37,280	39,144,000

		39,144,000

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
NIGERIA — 0.40%
Nigeria Government International Bond
7.88%, 02/16/32[b]	$43,171	$47,326,209

		47,326,209
OMAN — 2.03%
Oman Government International Bond
3.63%, 06/15/21[b]	37,168	37,391,008
3.88%, 03/08/22[b]	26,972	27,214,748
4.75%, 06/15/26[b]	66,752	65,817,472
5.38%, 03/08/27[b]	56,309	57,773,034
6.50%, 03/08/47[b]	52,581	54,132,139

		242,328,401
PAKISTAN — 0.61%
Pakistan Government International Bond
8.25%, 04/15/24[b]	25,925	28,865,673
Second Pakistan International Sukuk Co.Ltd./The
6.75%, 12/03/19[b]	5,552	5,781,020
Third Pakistan International Sukuk Co. Ltd. (The)
5.50%, 10/13/21[b]	37,250	37,901,875

		72,548,568
PANAMA — 2.06%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	35,247	36,744,997
3.88%, 03/17/28 (Call 12/17/27)	36,233	37,818,194
4.00%, 09/22/24 (Call 06/22/24)	26,969	28,654,563
4.50%, 05/15/47	34,450	36,458,647
5.20%, 01/30/20	29,913	32,021,866
6.70%, 01/26/36	56,340	74,439,225

		246,137,492
PARAGUAY — 0.26%
Paraguay Government International Bond
6.10%, 08/11/44[b]	26,818	30,572,520

		30,572,520

Security	Principal (000s)	Value
PERU — 2.76%
Peruvian Government International Bond
4.13%, 08/25/27	$41,210	$45,073,438
5.63%, 11/18/50	65,500	82,595,500
6.55%, 03/14/37	36,091	48,506,304
7.35%, 07/21/25	43,627	56,998,675
8.75%, 11/21/33	60,897	96,156,363

		329,330,280
PHILIPPINES — 3.67%
Philippine Government International Bond
3.70%, 03/01/41	34,571	34,354,931
3.70%, 02/02/42	36,830	36,589,868
3.95%, 01/20/40	33,532	34,589,935
4.00%, 01/15/21	29,768	31,442,450
4.20%, 01/21/24	26,838	29,344,401
5.00%, 01/13/37	22,942	27,019,482
5.50%, 03/30/26	19,553	23,231,701
6.38%, 01/15/32	18,870	24,617,236
6.38%, 10/23/34	34,741	46,470,951
7.75%, 01/14/31	33,258	47,750,839
9.50%, 02/02/30	35,606	56,384,949
10.63%, 03/16/25	29,961	45,620,716

		437,417,459
POLAND — 2.63%
Republic of Poland Government International Bond
3.00%, 03/17/23	55,195	56,367,894
3.25%, 04/06/26	46,353	47,395,943
4.00%, 01/22/24	51,546	55,218,652
5.00%, 03/23/22	81,661	89,827,100
5.13%, 04/21/21	59,378	64,870,465

		313,680,054
ROMANIA — 1.53%
Romanian Government International Bond
4.38%, 08/22/23[b]	42,214	45,116,212
4.88%, 01/22/24[b]	31,106	34,177,718
6.13%, 01/22/44[b]	23,842	30,279,340
6.75%, 02/07/22[b]	63,283	73,091,865

		182,665,135

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
RUSSIA — 3.60%
Russian Foreign Bond-Eurobond
4.25%, 06/23/27[b]	$26,800	$27,315,684
4.50%, 04/04/22[b]	13,800	14,697,000
4.75%, 05/27/26[b]	41,600	43,846,400
4.88%, 09/16/23[b]	35,200	38,324,000
5.00%, 04/29/20[b]	35,600	37,602,500
5.25%, 06/23/47[b]	46,200	47,362,845
5.63%, 04/04/42[b]	42,800	47,229,800
5.88%, 09/16/43[b]	16,000	18,260,000
7.50%, 03/31/30[b,e]	84,520	99,416,317
12.75%, 06/24/28[b]	31,760	55,659,400

		429,713,946
SENEGAL — 0.26%
Senegal Government International Bond
6.25%, 05/23/33[b]	30,066	31,101,563

		31,101,563
SERBIA — 0.88%
Serbia International Bond
4.88%, 02/25/20[b]	37,161	38,736,998
7.25%, 09/28/21[b]	57,764	66,428,600

		105,165,598
SLOVAKIA — 0.35%
Slovakia Government International Bond
4.38%, 05/21/22[b]	39,039	42,259,717

		42,259,717
SOUTH AFRICA — 2.29%
Republic of South Africa Government International Bond
4.30%, 10/12/28	44,588	41,132,430
4.67%, 01/17/24	29,223	29,588,287
4.85%, 09/27/27	15,175	14,811,811
4.88%, 04/14/26	24,750	24,564,375
5.00%, 10/12/46	25,079	22,257,613
5.38%, 07/24/44	23,223	21,829,620
5.50%, 03/09/20	30,114	31,770,270
5.65%, 09/27/47	22,085	21,208,697
5.88%, 05/30/22	20,467	22,334,614
5.88%, 09/16/25	40,763	43,412,595

		272,910,312

Security	Principal (000s)	Value
SRI LANKA — 1.71%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	$28,324	$30,235,870
6.20%, 05/11/27[b]	36,900	39,168,063
6.25%, 10/04/20[b]	23,331	24,905,842
6.25%, 07/27/21[b]	25,347	27,343,076
6.83%, 07/18/26[b]	32,614	36,149,358
6.85%, 11/03/25[b]	41,361	45,918,155

		203,720,364
TRINIDAD AND TOBAGO — 0.26%
Trinidad & Tobago Government International Bond
4.50%, 08/04/26[b]	30,762	31,031,167

		31,031,167
TUNISIA — 0.20%
Banque Centrale de Tunisie International Bond
5.75%, 01/30/25[b]	24,618	24,494,910

		24,494,910
TURKEY — 4.26%
Hazine Mustesarligi Varlik Kiralama AS
4.25%, 06/08/21[b]	9,528	9,611,370
4.49%, 11/25/24[b]	10,200	9,996,000
5.00%, 04/06/23[b]	11,010	11,216,438
Turkey Government International Bond
3.25%, 03/23/23	18,326	17,295,163
4.25%, 04/14/26	11,511	10,863,506
4.88%, 10/09/26	31,917	31,158,971
4.88%, 04/16/43	32,172	27,748,350
5.13%, 03/25/22	16,326	16,938,225
5.63%, 03/30/21	25,374	26,769,570
5.75%, 03/22/24	29,363	30,977,965
5.75%, 05/11/47	28,280	26,975,519
6.00%, 03/25/27	32,924	34,693,665
6.00%, 01/14/41	28,306	28,306,000
6.25%, 09/26/22	23,284	25,321,350
6.63%, 02/17/45	31,485	33,610,237
6.75%, 05/30/40	22,618	24,597,075
6.88%, 03/17/36	29,326	32,258,600
7.00%, 06/05/20	10,532	11,400,890

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
7.25%, 03/05/38	$10,377	$11,933,550
7.38%, 02/05/25	33,577	38,571,579
8.00%, 02/14/34	17,287	21,090,140
11.88%, 01/15/30	17,049	26,511,195

		507,845,358
UKRAINE — 3.02%
Ukraine Government International Bond
7.38%, 09/25/32[d]	66,040	65,202,150
7.75%, 09/01/20[b]	34,846	37,110,990
7.75%, 09/01/21[b]	35,259	37,594,909
7.75%, 09/01/22[b]	29,428	31,458,532
7.75%, 09/01/22[b]	250	267,250
7.75%, 09/01/23[b]	34,157	36,291,812
7.75%, 09/01/24[b]	37,106	38,868,535
7.75%, 09/01/25[b]	31,239	32,488,560
7.75%, 09/01/26[b]	38,131	39,274,930
7.75%, 09/01/27[b]	40,884	42,110,520

		360,668,188
URUGUAY — 2.21%
Uruguay Government International Bond
4.38%, 10/27/27	54,032	58,354,560
4.38%, 10/27/27	3,425	3,699,000
4.50%, 08/14/24	42,736	46,795,690
5.10%, 06/18/50	104,595	112,178,138
7.63%, 03/21/36	30,108	42,452,280

		263,479,668
VENEZUELA — 0.79%
Venezuela Government International Bond
6.00%, 12/09/20[b]	15,225	5,937,802
7.00%, 03/31/38[b]	14,668	4,693,760
7.65%, 04/21/25[b]	17,093	5,598,029
8.25%, 10/13/24[b]	25,594	8,509,864
9.00%, 05/07/23[b]	19,635	6,626,813
9.25%, 09/15/27	28,701	10,547,675
9.25%, 05/07/28[b]	23,502	7,755,660
9.38%, 01/13/34	19,224	6,488,213
11.75%, 10/21/26[b]	28,749	11,715,258
11.95%, 08/05/31[b]	34,433	13,738,568
12.75%, 08/23/22[b]	29,007	12,658,616

		94,270,258

Security	Principal or Shares (000s)	Value
VIETNAM — 0.24%
Vietnam Government International Bond
4.80%, 11/19/24[b]	$26,812	$28,729,058

		28,729,058
ZAMBIA — 0.55%
Zambia Government International Bond
8.50%, 04/14/24[b]	31,655	33,870,850
8.97%, 07/30/27[b]	28,849	31,373,287

		65,244,137

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $9,703,923,074)		9,761,121,333

SHORT-TERM INVESTMENTS — 0.32%

MONEY MARKET FUNDS — 0.32%
BlackRock Cash Funds: Treasury,
SL Agency Shares 1.00%[f,g]	37,553	37,553,049

		37,553,049

TOTAL SHORT-TERM INVESTMENTS
(Cost: $37,553,049)		37,553,049

TOTAL INVESTMENTS IN SECURITIES — 98.37%
(Cost: $11,684,527,879)[h]		11,733,549,398
Other Assets, Less Liabilities — 1.63%		194,660,374

NET ASSETS — 100.00%		$11,928,209,772

FRN — Floating Rate Note

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Floating rate security. Rate shown is the rate in effect as of period end.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $11,722,447,160. Net unrealized appreciation was $11,102,238, of which $207,982,724 represented gross unrealized appreciation on investments and $196,880,486 represented gross unrealized depreciation on investments.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares
	27,984	9,569	[b]	—	37,553	$37,553,049	$2,882	$—	$289,838

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$1,934,875,016	$—	$1,934,875,016
Foreign government obligations	—	9,761,121,333	—	9,761,121,333
Money market funds	37,553,049	—	—	37,553,049

Total	$37,553,049	$11,695,996,349	$—	$11,733,549,398

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$11,646,974,830
Affiliated (Note 2)	37,553,049

Total cost of investments in securities	$11,684,527,879

Investments in securities, at fair value (Note 1):
Unaffiliated	$11,695,996,349
Affiliated (Note 2)	37,553,049
Cash	1,281,399
Receivables:
Investment securities sold	98,819,189
Due from custodian (Note 4)	104,825,129
Dividends and interest	167,907,996
Capital shares sold	2,113,374

Total Assets	12,108,496,485

LIABILITIES
Payables:
Investment securities purchased	174,408,786
Capital shares redeemed	28
Securities related to in-kind transactions (Note 4)	1,975,700
Investment advisory fees (Note 2)	3,902,199

Total Liabilities	180,286,713

NET ASSETS	$11,928,209,772

Net assets consist of:
Paid-in capital	$12,021,058,331
Undistributed net investment income	37,564,496
Accumulated net realized loss	(179,434,574)
Net unrealized appreciation	49,021,519

NET ASSETS	$11,928,209,772

Shares outstanding[a]	102,900,000

Net asset value per share	$115.92

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Operations

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$289,838
Interest — unaffiliated	527,920,886

Total investment income	528,210,724

EXPENSES
Investment advisory fees (Note 2)	55,642,249
Proxy fees	234,693

Total expenses	55,876,942
Less investment advisory fees waived (Note 2)	(14,533,486)

Net expenses	41,343,456

Net investment income	486,867,268

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(64,159,637)
In-kind redemptions — unaffiliated	120,305,785
Realized gain distributions from affiliated funds	2,882

Net realized gain	56,149,030

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	11,132,447

Net change in unrealized appreciation/depreciation	11,132,447

Net realized and unrealized gain	67,281,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$554,148,745

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$486,867,268	$316,108,337
Net realized gain	56,149,030	80,938,376
Net change in unrealized appreciation/depreciation	11,132,447	255,360,546

Net increase in net assets resulting from operations	554,148,745	652,407,259

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(472,368,085)	(321,652,097)

Total distributions to shareholders	(472,368,085)	(321,652,097)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,694,660,077	9,405,191,061
Cost of shares redeemed	(7,497,526,529)	(4,551,094,063)

Net increase in net assets from capital share transactions	2,197,133,548	4,854,096,998

INCREASE IN NET ASSETS	2,278,914,208	5,184,852,160

NET ASSETS
Beginning of year	9,649,295,564	4,464,443,404

End of year	$11,928,209,772	$9,649,295,564

Undistributed net investment income included in net assets at end of year	$37,564,496	$23,062,495

SHARES ISSUED AND REDEEMED
Shares sold	85,200,000	84,000,000
Shares redeemed	(66,400,000)	(41,100,000)

Net increase in shares outstanding	18,800,000	42,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$114.74	$108.36	$114.15	$110.96	$120.81

Income from investment operations:
Net investment income[a]	5.33	5.39	5.08	4.86	5.00
Net realized and unrealized gain (loss)[b]	1.02	6.57	(5.75)	3.17	(9.77)

Total from investment operations	6.35	11.96	(0.67)	8.03	(4.77)

Less distributions from:
Net investment income	(5.17)	(5.58)	(5.12)	(4.84)	(5.08)

Total distributions	(5.17)	(5.58)	(5.12)	(4.84)	(5.08)

Net asset value, end of year	$115.92	$114.74	$108.36	$114.15	$110.96

Total return	5.74%	11.35%	(0.55)%	7.45%	(4.01)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$11,928,210	$9,649,296	$4,464,443	$5,147,968	$3,850,273
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.59%	0.60%
Ratio of expenses to average net assets prior to waived fees	0.54%	0.59%	0.60%	0.60%	n/a
Ratio of net investment income to average net assets	4.69%	4.81%	4.61%	4.35%	4.30%
Portfolio turnover rate[c]	26%	32%	24%	52%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $19 billion
0.3800	[a]	Over $19 billion, up to and including $33 billion
0.3610	[a]	Over $33 billion, up to and including $47 billion
0.3430	[a]	Over $47 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Prior to August 4, 2017, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $47 billion
0.5145	[a]	Over $47 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The total of the investment advisory fee and any other fund expenses are the Fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 in order to limit total annual operating expenses to 0.40% of average daily net assets. The contractual waiver was terminated effective August 4, 2017, pursuant to a written agreement between the Trust and BFA, and in conjunction with the annual advisory fee reduction from 0.60% to 0.40%.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, the purchase and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $ 99,543,347 and $ 84,656,531, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $3,028,524,860 and $2,686,796,990, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $9,401,000,260 and $7,460,398,396, respectively.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$80,798,328	$2,818	$(80,801,146)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$472,368,085	$321,652,097

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$37,564,496	$(141,515,293)	$11,102,238	$(92,848,559)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2018	Total
$141,419,263	$96,030	$141,515,293

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and the

Shareholders of the iShares J.P. Morgan USD Emerging Markets Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares J.P. Morgan USD Emerging Markets Bond ETF (constituting a fund of the iShares Trust, hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Tax Information (Unaudited)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

For the fiscal year ended October 31, 2017, the Fund earned foreign source income of $526,285,625 which it intends to pass through to its shareholders.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregate basis with the assets of certain other iShares funds, increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund at each breakpoint tier. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$5.094513	$—	$0.074686	$5.169199	99%	—%	1%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	37

Supplemental Information (Unaudited) (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.07%
Greater than 1.0% and Less than 1.5%	3	0.21
Greater than 0.5% and Less than 1.0%	363	25.10
Greater than 0.0% and Less than 0.5%	987	68.26
At NAV	4	0.28
Less than 0.0% and Greater than –0.5%	70	4.84
Less than –0.5% and Greater than –1.0%	10	0.69
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	2	0.14

	1,446	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 847.36 thousand. This figure is comprised of fixed remuneration of USD 333.34 thousand and variable remuneration of USD 514.02 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 117.19 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 28.23 thousand.

SUPPLEMENTAL INFORMATION	39

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	43

Notes:

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	45

Notes:

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1014-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca
➢	iShares Broad USD High Yield Corporate Bond ETF | USHY | Cboe BZX
➢	iShares Fallen Angels USD Bond ETF | FALN | NASDAQ
➢	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF | HYXE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.06%	7.23%	7.21%	7.06%	7.23%	7.21%
Since Inception	3.84%	3.91%	4.11%	16.47%	16.79%	17.68%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.30	$1.53	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 7.06%, net of fees, while the total return for the Index was 7.21%.

Short-term high-yield corporate bonds benefited from continued investor demand for yield for the reporting period. Despite three short-term interest rate increases by the Fed, short-term U.S. Treasury yields remained low by historical standards. Investors looked to corporate bonds, which typically offer higher yields than U.S. Treasury securities with comparable maturities.

Industrial bonds, which represented the largest sector weight in the Index on average for the reporting period, contributed the most to the Index’s return. The industrial sector incorporates a wide variety of economic segments, including bonds issued by companies in the technology, communications, materials, energy, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, energy contributed the most to the Index’s performance for the reporting period, benefiting from a rebound in oil and gas prices. Other leading contributors included bonds issued by communications companies, particularly wireless providers and cable operators, and consumer non-cyclical companies, which were led by healthcare companies.

The financial sector also contributed to the Index’s return for the reporting period. Finance companies — which included student loan providers, commercial lenders, consumer finance companies, and airline leasing companies — were the leading contributors in the financial sector. Bonds issued by banks and insurers were also meaningful contributors.

From a credit quality perspective, bonds rated Caa, which represented approximately 20% of the Index on average during the reporting period, contributed the most to the Index’s return for the reporting period. Bonds rated Caa are among the lowest-rated bonds in the Index, and their relatively high yields attracted strong investor demand during the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]
Communications	19.19%
Consumer Non-Cyclical	16.81
Consumer Cyclical	13.97
Energy	13.44
Financial	12.53
Industrial	8.88
Basic Materials	7.98
Technology	5.13
Utilities	1.65
Diversified	0.42

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Baa	0.87%
Ba	39.73
B	38.19
Caa	18.71
Ca	0.75
Not Rated	1.75

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.00%	0.30%	0.02%

The inception date of the Fund was 10/25/17. The first day of secondary market trading was 10/26/17.

For the fiscal period ended 10/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (10/25/17) [a]	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,000.00	$0.04	$1,000.00	$1,024.10	$1.12	0.22%

[a]	The beginning of the period (commencement of operations) is October 25, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (6 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

The iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the BofA Merrill Lynch U.S. High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 25, 2017 (inception date of the Fund) through October 31, 2017 (the “reporting period”), the total return for the Fund was 0.00%, net of fees, while the total return for the Index was 0.02%.

High-yield corporate bonds were the best performers in the U.S. bond market in the months leading up to the inception date of the Fund. As U.S. Treasury yields remained low, investors looked to higher-yielding segments of the U.S. bond market. Strong investor demand for yield helped the performance of corporate bonds, but high-yield corporate bonds benefited the most from this environment.

The outperformance of high-yield corporate bonds led to a narrowing yield differential between high-yield corporate bonds and U.S. Treasury bonds. As of the end of the reporting period, the yield advantage of high-yield corporate bonds over U.S. Treasury securities of comparable maturity had fallen to its lowest level since July 2014.

Issuers of high-yield debt took advantage of both the relatively low prevailing yields and strong investor demand. New issuance of high-yield bonds was up 17% through the first 10 months of 2017 compared with the same period in 2016.

The 12-month high-yield corporate bond default rate declined in every month of the year to date, and it was below not only the long-term historical average from March 1999 to June 2017 but also the non-recessionary average of 2.3%.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]
Communications	21.74%
Consumer Non-Cyclical	15.28
Energy	14.13
Consumer Cyclical	13.82
Financial	10.21
Industrial	8.85
Technology	6.89
Basic Materials	6.08
Utilities	2.89
Diversified	0.11

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Baa	0.48%
Ba	40.08
B	42.67
Caa	15.04
Ca	0.33
Not Rated	1.40

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FALLEN ANGELS USD BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.72%	10.19%	10.21%	9.72%	10.19%	10.21%
Since Inception	13.97%	14.37%	14.17%	19.83%	20.42%	20.02%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,039.00	$1.54	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

The iShares Fallen Angels USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds that were previously rated investment grade, as represented by the Bloomberg Barclays US High Yield Fallen Angel 3% Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 9.72%, net of fees, while the total return for the Index was 10.21%.

The Index’s strong return for the reporting period was driven largely by continued investor demand for yield. As U.S. Treasury yields remained low, investors looked to higher-yielding segments of the U.S. bond market, and corporate bonds were beneficiaries of the increased demand. In addition, lower-quality corporate bonds, which generally have the highest yields in the corporate bond market, outperformed higher-rated corporate securities during the reporting period.

From a sector perspective, industrial bonds, the largest sector weight in the Index on average for the reporting period, contributed the most to the Index’s return. The industrial sector of the Index incorporates a wide variety of economic segments, including bonds issued by companies in the technology, communications, materials, energy, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, bonds issued by energy companies contributed the most to performance for the reporting period as they benefited from higher oil and gas prices. Bonds issued by basic materials producers were also meaningful contributors to the Index’s return, amid a broad increase in commodities prices.

The financial sector contributed to the Index’s return for the reporting period, led by the banking industry. The Fed’s interest rate increases led to higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors.

With regard to credit quality, the most significant contribution to the Index’s return came from bonds rated Ba, which represented approximately 62% of the Index on average during the reporting period.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]
Energy	28.42%
Communications	16.52
Basic Materials	14.85
Financial	14.32
Consumer Cyclical	7.60
Industrial	7.12
Consumer Non-Cyclical	5.74
Technology	4.29
Utilities	0.85
Diversified	0.29

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investment [1]
Baa	3.17%
Ba	64.92
B	22.71
Caa	6.52
Ca	0.08
Not Rated	2.60

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.09%	7.31%	7.87%	7.09%	7.31%	7.87%
Since Inception	9.24%	9.26%	10.02%	13.00%	13.03%	14.07%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,024.20	$2.55	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

The iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of U.S. dollar-denominated, high yield corporate bonds that excludes those issued by companies in the oil and gas sector, as represented by the Markit iBoxx® USD Liquid High Yield ex-Oil and Gas Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 7.09%, net of fees, while the total return for the Index was 7.87%.

The Index’s strong return for the reporting period was driven largely by continued investor demand for yield. As U.S. Treasury yields remained low, investors looked to higher-yielding segments of the U.S. bond market, and corporate bonds were beneficiaries of the increased demand. In addition, lower-quality corporate bonds, which generally have the highest yields in the corporate bond market, outperformed higher-rated corporate securities during the reporting period.

From a sector perspective, industrial bonds, the largest sector weight in the Index on average for the reporting period, contributed the most to the Index’s return. The industrial sector of the Index incorporates a wide variety of economic segments, including bonds issued by companies in the technology, communications, materials, capital goods, transportation, and consumer-oriented industries.

Within the industrial sector, bonds issued by communications companies contributed the most to the Index’s performance for the reporting period, led by cable and satellite operators and wireless service providers. Bonds issued by companies in the consumer non-cyclicals and consumer cyclicals industries were also meaningful performance contributors as consumer spending expanded during the reporting period.

The financial sector contributed to the Index’s return for the reporting period, led by finance companies and banks. Both industries benefited from rising interest rates. Banks benefited from higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors, while finance and leasing companies were able to increase their lending rates.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]
Communications	27.15%
Consumer Non-Cyclical	18.54
Consumer Cyclical	14.01
Financial	10.94
Industrial	10.49
Technology	8.61
Basic Materials	6.31
Utilities	3.18
Diversified	0.67
Energy	0.10

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Baa	0.77%
Ba	43.86
B	43.46
Caa	11.56
Ca	0.35

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 (or commencement of operations, as applicable) and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 96.53%

ADVERTISING — 0.27%
Affinion Group Inc.
12.50% (14.00% PIK), 11/10/22 (Call 05/10/20)[a,b]	$2,182	$1,895,687
Clear Channel International BV
8.75%, 12/15/20 (Call 12/15/17)[a]	2,500	2,625,000
Lamar Media Corp.
5.88%, 02/01/22 (Call 12/01/17)	450	461,813
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 12/01/17)[c]	4,725	4,890,375

		9,872,875
AEROSPACE & DEFENSE — 1.45%
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)	9,591	10,274,359
5.72%, 02/23/19	4,100	4,269,517
5.87%, 02/23/22	4,650	5,075,604
6.15%, 08/15/20[c]	7,950	8,642,087
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 12/01/17)	3,503	3,560,208
Leonardo U.S. Holdings Inc.
6.25%, 07/15/19[a]	2,850	3,029,972
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/17)	4,522	4,589,830
6.00%, 07/15/22 (Call 12/01/17)[c]	9,350	9,718,886
Triumph Group Inc.
4.88%, 04/01/21 (Call 12/01/17)[c]	2,925	2,899,574

		52,060,037
AGRICULTURE — 0.13%
Alliance One International Inc.
9.88%, 07/15/21 (Call 12/01/17)[c]	5,236	4,626,006

		4,626,006

Security	Principal (000s)	Value
AIRLINES — 0.98%
Air Canada
7.75%, 04/15/21[a,c]	$3,870	$4,417,605
Allegiant Travel Co.
5.50%, 07/15/19	3,395	3,498,660
American Airlines Group Inc.
4.63%, 03/01/20[a]	4,365	4,506,862
5.50%, 10/01/19[a]	6,025	6,274,284
6.13%, 06/01/18[c]	4,270	4,356,318
Continental Airlines Inc. Pass Through Trust
Series 2012-3, Class C 6.13%, 04/29/18[c]	3,259	3,302,725
United Continental Holdings Inc.
4.25%, 10/01/22	2,637	2,646,889
Virgin Australia Holdings Ltd.
7.88%, 10/15/21[a,c]	2,850	2,956,875
8.50%, 11/15/19[a]	3,125	3,299,219

		35,259,437
APPAREL — 0.09%
William Carter Co. (The)
5.25%, 08/15/21 (Call 12/01/17)	3,250	3,335,312

		3,335,312
AUTO MANUFACTURERS — 1.04%
Aston Martin Capital Holdings Ltd.
6.50%, 04/15/22 (Call 04/15/19)[a,c]	2,750	2,917,831
Fiat Chrysler Automobiles NV
4.50%, 04/15/20[c]	11,420	11,866,002
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,c]	3,210	3,235,618
4.13%, 12/15/18[a]	4,525	4,615,500
4.25%, 11/15/19[a]	3,825	3,923,956
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/17)	10,920	10,962,588

		37,521,495

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 0.66%
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 12/01/17)[c]	$4,085	$4,194,372
Titan International Inc.
6.88%, 10/01/20 (Call 12/01/17)	3,577	3,684,310
ZF North America Capital Inc.
4.00%, 04/29/20[a,c]	7,215	7,438,387
4.50%, 04/29/22[a]	8,200	8,579,250

		23,896,319
BANKS — 0.71%
CIT Group Inc.
3.88%, 02/19/19	7,960	8,079,400
5.00%, 08/15/22	7,213	7,762,320
5.38%, 05/15/20	6,025	6,437,849
Royal Bank of Scotland Group PLC
4.70%, 07/03/18	3,220	3,269,664

		25,549,233
BEVERAGES — 0.17%
Ajecorp BV
6.50%, 05/14/22 (Call 12/01/17)[a,c]	2,750	2,543,750
Cott Beverages Inc.
5.38%, 07/01/22 (Call 12/01/17)	1,975	2,056,469
DS Services of America Inc.
10.00%, 09/01/21 (Call 11/27/17)[a]	1,468	1,549,033

		6,149,252
BIOTECHNOLOGY — 0.04%
Concordia International Corp.
9.00%, 04/01/22 (Call 10/01/19)[a,c]	1,800	1,579,500

		1,579,500
BUILDING MATERIALS — 0.50%
Griffon Corp.
5.25%, 03/01/22 (Call 12/01/17)	5,906	5,992,818
Omnimax International Inc.
12.00%, 08/15/20 (Call 02/15/18)[a,c]	3,075	3,344,063

Security	Principal (000s)	Value
Ply Gem Industries Inc.
6.50%, 02/01/22 (Call 12/01/17)	$3,880	$4,035,200
Standard Industries Inc./NJ
5.13%, 02/15/21 (Call 02/15/18)[a,c]	4,570	4,712,812

		18,084,893
CHEMICALS — 2.55%
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	7,222	7,615,447
CF Industries Inc.
6.88%, 05/01/18	6,735	6,884,122
7.13%, 05/01/20	6,900	7,590,000
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)	12,470	11,098,300
10.38%, 02/01/22 (Call 02/01/19)[a,c]	4,670	4,383,348
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/17)	3,950	2,807,134
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	6,095	6,389,591
INVISTA Finance LLC
4.25%, 10/15/19[a]	5,140	5,275,757
Momentive Performance Materials Inc.
3.88%, 10/24/21 (Call 12/01/17)	5,325	5,528,681
MPM Escrow LLC
8.88%, 10/15/20[d,e]	4,400	—
Perstorp Holding AB
11.00%, 09/30/21 (Call 11/18/18)[a]	2,100	2,282,000
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,c]	9,475	9,818,469
10.38%, 05/01/21 (Call 05/01/18)[a]	4,183	4,535,645

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
TPC Group Inc.
8.75%, 12/15/20 (Call 12/01/17)[a]	$6,352	$6,224,960
Tronox Finance LLC
7.50%, 03/15/22 (Call 03/15/18)[a]	4,886	5,142,515
WR Grace & Co.-Conn
5.13%, 10/01/21[a]	5,802	6,230,536

		91,806,505
COAL — 0.55%
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 12/01/17)[c]	14,250	14,586,300
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[a]	3,400	3,501,227
Westmoreland Coal Co.
8.75%, 01/01/22 (Call 01/01/18)[a]	2,600	1,563,250

		19,650,777
COMMERCIAL SERVICES — 3.32%
ADT Corp. (The)
3.50%, 07/15/22	8,285	8,259,508
6.25%, 10/15/21	7,870	8,726,886
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/17)	2,480	2,523,400
8.75%, 12/01/20 (Call 12/01/17)	7,055	7,211,332
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 12/01/17)[a,c]	3,650	3,679,656
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	3,530	2,435,700
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 12/01/17)[a,c]	3,965	4,191,572
Emeco Pty Ltd.
9.25%, 03/31/22 (Call 03/31/20)[a,c]	1,350	1,411,875

Security	Principal (000s)	Value
Graham Holdings Co.
7.25%, 02/01/19	$2,850	$3,011,432
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[a]	4,502	4,872,515
Hertz Corp. (The)
5.88%, 10/15/20 (Call 12/01/17)[c]	6,297	6,251,831
6.25%, 10/15/22 (Call 12/01/17)[c]	3,750	3,590,625
6.75%, 04/15/19 (Call 12/01/17)	2,470	2,477,719
7.38%, 01/15/21 (Call 12/01/17)[c]	3,920	3,942,841
7.63%, 06/01/22 (Call 06/01/19)[a,c]	9,500	9,905,650
Jurassic Holdings III Inc.
6.88%, 02/15/21 (Call 12/01/17)[a]	2,810	2,509,096
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/17)[c]	4,720	4,078,867
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 12/01/17)[a]	4,750	4,892,500
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/17)	6,169	6,261,535
5.00%, 04/15/22 (Call 12/01/17)[a,c]	17,875	18,389,226
RR Donnelley & Sons Co.
7.63%, 06/15/20[c]	1,948	2,120,885
7.88%, 03/15/21	3,030	3,196,650
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 12/01/17)	3,725	3,827,437
Syniverse Foreign Holdings Corp.
9.13%, 01/15/22 (Call 01/15/19)[a]	1,703	1,733,441
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 12/01/17)	247	244,530

		119,746,709

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
COMPUTERS — 2.64%
Dell Inc.
4.63%, 04/01/21[c]	$3,500	$3,627,750
5.65%, 04/15/18	3,980	4,037,480
5.88%, 06/15/19	4,675	4,893,556
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/18)[a,c]	13,125	13,713,328
EMC Corp.
1.88%, 06/01/18	19,100	19,052,250
2.65%, 06/01/20	15,802	15,604,080
Everi Payments Inc.
10.00%, 01/15/22 (Call 01/15/18)	2,625	2,857,969
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)[a]	6,685	7,027,606
9.25%, 03/01/21 (Call 12/01/17)[a]	5,690	5,803,905
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)	3,289	3,446,358
NCR Corp.
4.63%, 02/15/21 (Call 12/01/17)	4,120	4,180,622
5.00%, 07/15/22 (Call 12/01/17)	5,008	5,113,777
5.88%, 12/15/21 (Call 12/15/17)	3,250	3,359,688
Sungard Availability Services Capital Inc.
8.75%, 04/01/22 (Call 04/01/19)[a]	3,350	2,338,300

		95,056,669
COSMETICS & PERSONAL CARE — 0.69%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a,c]	3,975	4,035,138
Avon Products Inc.
6.60%, 03/15/20	3,415	3,362,990
Edgewell Personal Care Co.
4.70%, 05/19/21	4,790	5,048,860
4.70%, 05/24/22[c]	3,550	3,769,212

Security	Principal (000s)	Value
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/01/17)[a,c]	$4,915	$4,958,689
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/01/17)[c]	4,092	3,508,890

		24,683,779
DISTRIBUTION & WHOLESALE — 0.31%
American Tire Distributors Inc.
10.25%, 03/01/22 (Call 03/01/18)[a,c]	7,930	8,267,788
Global Partners LP/GLP Finance Corp.
6.25%, 07/15/22 (Call 12/01/17)	2,750	2,809,727

		11,077,515
DIVERSIFIED FINANCIAL SERVICES — 8.86%
Aircastle Ltd.
4.63%, 12/15/18[c]	3,685	3,781,731
5.13%, 03/15/21[c]	4,525	4,803,099
5.50%, 02/15/22	4,220	4,535,935
6.25%, 12/01/19[c]	4,633	4,968,893
Ally Financial Inc.
3.25%, 02/13/18	4,758	4,765,399
3.25%, 11/05/18[c]	5,710	5,753,110
3.50%, 01/27/19	5,686	5,755,369
3.60%, 05/21/18	7,895	7,940,396
3.75%, 11/18/19	6,630	6,762,821
4.13%, 03/30/20[c]	6,005	6,207,669
4.13%, 02/13/22	5,268	5,464,635
4.25%, 04/15/21	4,700	4,904,168
4.63%, 05/19/22[c]	3,170	3,345,752
4.75%, 09/10/18	5,795	5,910,958
6.25%, 12/01/17	6,690	6,704,383
7.50%, 09/15/20[c]	3,730	4,199,747
8.00%, 12/31/18	3,860	4,094,013
8.00%, 03/15/20[c]	7,519	8,444,777
Enova International Inc.
9.75%, 06/01/21 (Call 12/01/17)[c]	2,642	2,813,730
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[a,c]	4,795	5,115,410

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Fly Leasing Ltd.
6.75%, 12/15/20 (Call 12/15/17)	$2,070	$2,148,257
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/17)	10,040	10,081,648
5.88%, 02/01/22 (Call 12/01/17)	10,598	10,927,715
6.00%, 08/01/20 (Call 12/01/17)[c]	13,465	13,875,090
6.25%, 02/01/22 (Call 02/01/19)[c]	5,895	6,165,187
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[a]	5,839	5,534,277
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 12/01/17)[a,c]	3,100	3,141,172
7.38%, 04/01/20 (Call 12/01/17)[a]	4,125	4,259,063
7.50%, 04/15/21 (Call 12/01/17)[a,c]	2,750	2,866,445
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)[a]	4,262	4,407,441
Lincoln Finance Ltd.
7.38%, 04/15/21 (Call 04/15/18)[a]	1,465	1,547,406
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/17)	2,822	2,827,585
6.50%, 07/01/21 (Call 12/01/17)	5,170	5,249,237
7.88%, 10/01/20 (Call 12/01/17)	3,360	3,430,000
9.63%, 05/01/19 (Call 12/01/17)	750	773,438

Security	Principal (000s)	Value
Navient Corp.
4.88%, 06/17/19	$8,130	$8,349,764
5.00%, 10/26/20	3,805	3,919,150
5.50%, 01/15/19	9,438	9,725,859
5.88%, 03/25/21	4,830	5,077,537
6.50%, 06/15/22	5,675	6,043,875
6.63%, 07/26/21	5,960	6,384,650
7.25%, 01/25/22	6,000	6,540,000
8.00%, 03/25/20	11,448	12,635,730
8.45%, 06/15/18	10,835	11,235,293
NewStar Financial Inc.
7.25%, 05/01/20 (Call 12/01/17)[c]	3,425	3,557,719
Och-Ziff Finance Co. LLC
4.50%, 11/20/19[a]	1,800	1,759,500
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/01/17)[a]	5,825	6,038,584
7.25%, 12/15/21 (Call 12/15/17)[a]	6,575	6,835,310
Springleaf Finance Corp.
5.25%, 12/15/19	5,493	5,668,948
6.13%, 05/15/22	7,925	8,390,594
6.90%, 12/15/17[c]	7,766	7,795,511
7.75%, 10/01/21[c]	5,330	5,996,250
8.25%, 12/15/20[c]	7,630	8,602,825
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 12/01/17)[a,c]	5,410	4,981,708
Transworld Systems Inc.
9.50%, 08/15/21 (Call 12/01/17)[a,c]	2,245	1,418,092
VFH Parent LLC/Orchestra Co-Issuer Inc.
6.75%, 06/15/22 (Call 06/15/19)[a]	4,410	4,586,400

		319,049,255
ELECTRIC — 1.38%
AES Corp./VA
7.38%, 07/01/21 (Call 06/01/21)	5,500	6,256,250
8.00%, 06/01/20	879	1,002,060

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Calpine Corp.
6.00%, 01/15/22 (Call 12/01/17)[a]	$5,645	$5,825,993
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)[c]	5,850	6,458,400
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)	3,135	3,179,086
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	8,075	8,498,937
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	4,379	3,995,838
4.63%, 07/15/19 (Call 04/15/19)[a]	1,134	1,148,175
6.50%, 05/01/18	3,110	3,159,674
9.50%, 07/15/22 (Call 07/15/20)[a,c]	3,145	3,247,896
Terraform Global Operating LLC
9.75%, 08/15/22 (Call 08/15/18)[a]	6,375	7,060,312

		49,832,621
ELECTRICAL COMPONENTS & EQUIPMENT — 0.11%
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/01/17)[c]	3,850	3,967,810

		3,967,810
ELECTRONICS — 0.07%
Sanmina Corp.
4.38%, 06/01/19[a,c]	2,575	2,643,130

		2,643,130
ENGINEERING & CONSTRUCTION — 0.08%
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 12/01/17)[a]	3,010	2,995,891

		2,995,891
ENTERTAINMENT — 2.21%
AMC Entertainment Holdings Inc.
5.88%, 02/15/22 (Call 12/01/17)[c]	3,375	3,423,817

Security	Principal (000s)	Value
Churchill Downs Inc.
5.38%, 12/15/21 (Call 12/01/17)[c]	$5,225	$5,375,219
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	4,605	4,652,201
4.38%, 04/15/21	3,235	3,380,003
4.88%, 11/01/20 (Call 08/01/20)	8,330	8,779,225
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,c]	3,650	3,867,861
6.25%, 02/15/22 (Call 08/15/21)[a]	11,325	12,442,324
National CineMedia LLC
6.00%, 04/15/22 (Call 12/01/17)	3,537	3,616,583
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)	6,850	7,098,313
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 08/15/21 (Call 08/15/18)[a,c]	3,511	3,528,555
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,c]	16,866	17,814,712
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 12/01/17)[a]	5,375	5,650,319

		79,629,132
ENVIRONMENTAL CONTROL — 0.57%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/17)	6,900	6,989,922
5.25%, 08/01/20 (Call 12/01/17)	3,960	4,012,470
GFL Environmental Inc.
5.63%, 05/01/22 (Call 05/01/19)[a,c]	2,873	2,984,329
9.88%, 02/01/21 (Call 02/01/18)[a]	4,025	4,296,687

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Tervita Escrow Corp.
7.63%, 12/01/21 (Call 12/01/18)[a,c]	$2,396	$2,407,980

		20,691,388
FOOD — 0.75%
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/01/17)	5,296	5,393,772
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 12/01/17)[a,c]	2,266	2,068,669
C&S Group Enterprises LLC
5.38%, 07/15/22 (Call 12/01/17)[a,c]	3,350	3,249,500
Darling Ingredients Inc.
5.38%, 01/15/22 (Call 12/01/17)	2,755	2,843,677
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
4.88%, 05/01/21 (Call 12/01/17)	2,775	2,833,225
SUPERVALU Inc.
6.75%, 06/01/21 (Call 12/01/17)	3,170	3,010,179
Tesco PLC
5.50%, 11/15/17[a]	4,250	4,250,136
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/01/17)	3,270	3,371,154

		27,020,312
FOREST PRODUCTS & PAPER — 0.21%
Cascades Inc.
5.50%, 07/15/22 (Call 12/01/17)[a]	4,508	4,665,209
Tembec Industries Inc.
9.00%, 12/15/19 (Call 11/12/17)[a]	2,650	2,710,287

		7,375,496
GAS — 0.21%
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	3,350	3,341,625

Security	Principal (000s)	Value
6.88%, 10/15/21 (Call 12/01/17)	$2,962	$2,976,772
Southern Star Central Corp.
5.13%, 07/15/22 (Call 12/01/17)[a]	1,200	1,243,416

		7,561,813
HAND & MACHINE TOOLS — 0.09%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/17)[a]	3,540	3,354,150

		3,354,150
HEALTH CARE — PRODUCTS — 1.72%
Alere Inc.
6.50%, 06/15/20 (Call 11/02/17)	3,185	3,233,770
7.25%, 07/01/18 (Call 11/02/17)	2,150	2,150,000
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a,c]	8,150	7,754,296
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a]	8,360	8,731,017
Immucor Inc.
11.13%, 02/15/22 (Call 08/15/18)[a,c]	2,560	2,679,040
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a]	5,075	5,316,062
12.50%, 11/01/21 (Call 05/01/19)[a]	3,636	4,043,640
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 12/01/17)[a]	5,188	5,169,228
5.75%, 08/01/22 (Call 12/01/17)[a,c]	7,275	7,091,989
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[a,c]	10,350	10,401,750

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 12/01/17)	$5,483	$5,565,245

		62,136,037
HEALTH CARE — SERVICES — 7.31%
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	7,740	8,084,845
5.63%, 02/15/21 (Call 02/15/18)	11,350	11,775,625
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/01/17)[c]	7,725	7,497,475
6.88%, 02/01/22 (Call 02/01/18)[c]	23,373	16,974,641
7.13%, 07/15/20 (Call 12/01/17)[c]	9,518	8,256,865
8.00%, 11/15/19 (Call 12/01/17)[c]	14,717	13,981,150
DaVita Inc.
5.75%, 08/15/22 (Call 12/01/17)[c]	7,394	7,611,801
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 12/01/17)[a]	3,444	3,494,584
5.63%, 07/15/22 (Call 12/01/17)[c]	4,745	4,842,866
Fresenius Medical Care U.S. Finance II Inc.
5.63%, 07/31/19[a]	4,660	4,924,337
HCA Healthcare Inc.
6.25%, 02/15/21	7,955	8,550,328
HCA Inc.
3.75%, 03/15/19	11,275	11,449,891
4.25%, 10/15/19	4,885	5,027,372
5.88%, 03/15/22	10,577	11,551,786
6.50%, 02/15/20[c]	23,081	24,865,189
7.50%, 02/15/22	15,800	17,933,000
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 12/01/17)[c]	4,100	3,782,604
8.00%, 01/15/20[c]	6,005	6,060,066

Security	Principal (000s)	Value
LifePoint Health Inc.
5.50%, 12/01/21 (Call 12/01/17)[c]	$9,015	$9,206,569
Opal Acquisition Inc.
10.00%, 10/01/24 (Call 07/01/19)[a]	3,352	2,874,340
Select Medical Corp.
6.38%, 06/01/21 (Call 12/01/17)	5,825	6,004,119
Surgery Center Holdings Inc.
8.88%, 04/15/21 (Call 04/15/18)[a]	3,000	3,060,000
Tenet Healthcare Corp.
4.38%, 10/01/21	8,114	8,120,858
4.50%, 04/01/21[c]	6,595	6,677,437
4.75%, 06/01/20[c]	4,035	4,135,875
5.50%, 03/01/19[c]	3,450	3,498,875
6.00%, 10/01/20[c]	13,835	14,560,127
7.50%, 01/01/22 (Call 01/01/19)[a,c]	6,065	6,398,575
8.13%, 04/01/22[c]	21,970	22,079,850

		263,281,050
HOLDING COMPANIES — DIVERSIFIED — 0.40%
HRG Group Inc.
7.75%, 01/15/22 (Call 12/01/17)	7,395	7,731,473
7.88%, 07/15/19 (Call 12/01/17)	6,670	6,743,648

		14,475,121
HOME BUILDERS — 2.51%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.88%, 02/15/21 (Call 12/01/17)[a,c]	1,042	1,069,352
AV Homes Inc.
6.63%, 05/15/22 (Call 05/15/19)	3,575	3,711,616
Beazer Homes USA Inc.
8.75%, 03/15/22 (Call 03/15/19)	4,424	4,888,082
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/17)[a]	4,695	4,790,714

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/01/17)[a,c]	$4,550	$4,760,437
CalAtlantic Group Inc.
8.38%, 05/15/18	4,561	4,704,753
8.38%, 01/15/21[c]	3,515	4,090,581
Century Communities Inc.
6.88%, 05/15/22 (Call 12/01/17)	1,566	1,646,626
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[a]	3,590	3,926,562
KB Home
4.75%, 05/15/19 (Call 02/15/19)	3,160	3,235,050
7.00%, 12/15/21 (Call 09/15/21)[c]	4,000	4,508,400
7.50%, 09/15/22	2,750	3,177,396
8.00%, 03/15/20[c]	2,925	3,258,384
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	5,280	5,464,800
4.50%, 06/15/19 (Call 04/16/19)[c]	4,000	4,115,938
4.50%, 11/15/19 (Call 08/15/19)	4,905	5,070,544
4.75%, 12/15/17 (Call 11/10/17)	3,028	3,028,606
4.75%, 04/01/21 (Call 02/01/21)[c]	4,135	4,336,125
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	5,595	5,818,800
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.25%, 04/15/21 (Call 12/01/17)[a]	4,721	4,822,727
Toll Brothers Finance Corp.
4.00%, 12/31/18 (Call 11/30/18)	2,700	2,746,575
5.88%, 02/15/22 (Call 11/15/21)	3,300	3,656,565

Security	Principal (000s)	Value
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	$3,660	$3,745,552

		90,574,185
HOUSEHOLD PRODUCTS & WARES — 0.10%
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/01/17)[a,c]	3,530	3,639,211

		3,639,211
INSURANCE — 0.83%
Genworth Holdings Inc.
6.52%, 05/22/18[c]	4,535	4,510,930
7.20%, 02/15/21	3,120	2,974,400
7.63%, 09/24/21	5,625	5,419,547
7.70%, 06/15/20[c]	3,125	3,069,035
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/17)[a]	10,025	10,426,000
Radian Group Inc.
5.25%, 06/15/20[c]	1,722	1,838,235
7.00%, 03/15/21	1,337	1,517,495

		29,755,642
INTERNET — 0.92%
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)[a,c]	2,800	2,961,000
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 11/30/17)[c]	1,958	1,961,133
Netflix Inc.
5.38%, 02/01/21	4,227	4,509,681
5.50%, 02/15/22	5,550	5,951,057
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	3,260	3,350,963
4.20%, 09/15/20	5,375	5,575,442
TIBCO Software Inc.
11.38%, 12/01/21 (Call 12/01/17)[a]	8,208	8,975,484

		33,284,760

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
IRON & STEEL — 1.89%
AK Steel Corp.
7.63%, 10/01/21 (Call 12/01/17)[c]	$3,400	$3,527,028
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	4,289	4,418,436
9.38%, 06/01/19	2,775	3,028,912
ArcelorMittal
5.75%, 08/05/20[c]	4,740	5,142,900
6.00%, 03/01/21	6,054	6,615,993
6.13%, 06/01/18	4,090	4,178,753
6.75%, 02/25/22	8,500	9,760,833
Baffinland Iron Mines Corp.
12.00%, 02/01/22 (Call 02/01/21)[a,c]	2,450	2,560,250
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC
6.50%, 05/15/21 (Call 05/15/18)[a]	4,295	4,479,021
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 12/01/17)[a,c]	6,195	6,421,505
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 12/01/17)	5,100	5,240,250
U.S. Steel Corp.
7.38%, 04/01/20	3,576	3,889,395
8.38%, 07/01/21 (Call 07/01/18)[a]	7,985	8,740,940

		68,004,216
LEISURE TIME — 0.33%
24 Hour Fitness Worldwide Inc.
8.00%, 06/01/22 (Call 12/01/17)[a]	3,885	3,596,862
Gibson Brands Inc.
8.88%, 08/01/18 (Call 12/01/17)[a,c]	2,650	2,189,563

Security	Principal (000s)	Value
NCL Corp. Ltd.
4.75%, 12/15/21 (Call 12/15/18)[a]	$5,850	$6,086,925

		11,873,350
LODGING — 1.88%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/17)	6,275	6,447,563
11.00%, 10/01/21 (Call 12/01/17)	7,875	8,350,782
Choice Hotels International Inc.
5.75%, 07/01/22	3,150	3,481,931
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[a,c]	6,330	6,704,764
MGM Resorts International
5.25%, 03/31/20[c]	4,155	4,370,437
6.63%, 12/15/21	9,755	10,901,212
6.75%, 10/01/20	8,185	9,005,137
7.75%, 03/15/22	8,215	9,534,986
8.63%, 02/01/19	6,330	6,789,611
Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC
5.88%, 05/15/21 (Call 12/01/17)[a]	2,275	2,301,731

		67,888,154
MACHINERY — 0.97%
CNH Industrial Capital LLC
3.38%, 07/15/19	3,825	3,887,156
3.63%, 04/15/18	4,685	4,709,889
3.88%, 07/16/18	4,670	4,727,207
3.88%, 10/15/21	3,220	3,328,675
4.38%, 11/06/20[c]	5,380	5,640,661
4.38%, 04/05/22	4,100	4,358,813
4.88%, 04/01/21	4,325	4,613,045
Xerium Technologies Inc.
9.50%, 08/15/21 (Call 08/15/18)[c]	3,624	3,722,573

		34,988,019

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MANUFACTURING — 1.51%
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/18)[a]	$3,954	$4,080,857
Bombardier Inc.
4.75%, 04/15/19[a]	4,820	4,902,461
5.75%, 03/15/22[a]	3,925	3,901,609
6.00%, 10/15/22 (Call 12/01/17)[a,c]	9,550	9,442,562
7.75%, 03/15/20[a,c]	6,835	7,330,538
8.75%, 12/01/21[a]	10,925	12,119,400
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 11/16/17)[a,c]	9,600	9,876,000
LSB Industries Inc.
8.50%, 08/01/19 (Call 12/01/17)[c,f]	2,709	2,651,095

		54,304,522
MEDIA — 7.75%
Altice Financing SA
6.50%, 01/15/22 (Call 12/01/17)[a]	7,100	7,357,246
Altice Luxembourg SA
7.75%, 05/15/22 (Call 12/01/17)[a,c]	22,025	23,318,969
Cablevision Systems Corp.
5.88%, 09/15/22[c]	5,150	5,293,618
7.75%, 04/15/18	6,595	6,737,188
8.00%, 04/15/20[c]	4,240	4,680,589
CCO Holdings LLC/CCO Holdings Capital Corp.
5.25%, 03/15/21 (Call 12/01/17)[c]	4,160	4,260,442
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/17)[a,c]	10,780	10,998,834
6.38%, 09/15/20 (Call 12/01/17)[a]	7,412	7,549,346

Security	Principal (000s)	Value
Clear Channel Worldwide Holdings Inc.
Series B
7.63%, 03/15/20 (Call 12/01/17)[c]	$13,908	$13,908,000
Cogeco Communications Inc.
4.88%, 05/01/20 (Call 12/01/17)[a,c]	2,520	2,573,432
CSC Holdings LLC
6.75%, 11/15/21[c]	8,103	8,914,841
8.63%, 02/15/19	4,746	5,084,152
DISH DBS Corp.
4.25%, 04/01/18	9,645	9,728,911
5.13%, 05/01/20	8,650	8,861,369
5.88%, 07/15/22[c]	16,103	16,231,703
6.75%, 06/01/21	15,219	15,979,950
7.88%, 09/01/19	11,259	12,165,349
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/17)	10,164	7,495,950
9.00%, 03/01/21 (Call 12/01/17)	11,450	8,249,182
9.00%, 09/15/22 (Call 12/01/17)	7,200	5,183,534
11.25%, 03/01/21 (Call 12/01/17)[a]	3,125	2,210,938
11.25%, 03/01/21 (Call 12/01/17)	3,775	2,718,000
Lee Enterprises Inc.
9.50%, 03/15/22 (Call 03/15/18)[a]	3,352	3,468,273
SFR Group SA
6.00%, 05/15/22 (Call 12/01/17)[a]	30,990	32,307,075
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 11/16/17)[c]	4,725	4,843,125
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[a]	7,670	7,813,812
TEGNA Inc.
4.88%, 09/15/21 (Call 12/01/17)[a,c]	2,800	2,864,077

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.13%, 10/15/19 (Call 12/01/17)[c]	$2,541	$2,583,689
5.13%, 07/15/20 (Call 12/01/17)	4,955	5,081,456
Time Inc.
5.75%, 04/15/22 (Call 12/01/17)[a,c]	4,850	4,868,596
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[c]	9,200	9,568,000
Urban One Inc.
7.38%, 04/15/22 (Call 04/15/18)[a,c]	2,773	2,793,798
Videotron Ltd.
5.00%, 07/15/22	6,928	7,482,240
Virgin Media Secured Finance PLC
5.25%, 01/15/21	2,900	3,092,753
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 11/21/17)[a]	2,735	2,798,179

		279,066,616
MINING — 3.07%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)[c]	3,540	3,533,916
9.50%, 04/01/21 (Call 04/01/18)[a]	6,560	6,984,578
Anglo American Capital PLC
4.13%, 04/15/21[a]	3,250	3,395,340
Barminco Finance Pty Ltd.
6.63%, 05/15/22 (Call 05/15/19)[a]	2,575	2,521,070
Constellium NV
7.88%, 04/01/21 (Call 11/29/17)[a]	2,885	3,060,408
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/01/17)[a,c]	5,384	5,343,225
Ferroglobe PLC/Globe Specialty Metals Inc.
9.38%, 03/01/22 (Call 03/01/19)[a]	2,000	2,172,500

Security	Principal (000s)	Value
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)[a]	$6,215	$6,330,933
Freeport-McMoRan Inc.
2.30%, 11/14/17	4,550	4,550,000
2.38%, 03/15/18	11,785	11,774,001
3.10%, 03/15/20	7,431	7,458,866
3.55%, 03/01/22 (Call 12/01/21)[c]	15,006	14,819,051
4.00%, 11/14/21[c]	4,800	4,831,577
6.50%, 11/15/20 (Call 12/01/17)	4,405	4,489,954
6.75%, 02/01/22 (Call 02/01/18)	3,000	3,120,000
Hecla Mining Co.
6.88%, 05/01/21 (Call 12/01/17)	3,793	3,907,844
Joseph T Ryerson & Son Inc.
11.00%, 05/15/22 (Call 05/15/19)[a]	5,525	6,232,891
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)	4,200	4,481,003
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/20/17)[a]	4,370	4,540,648
Northwest Acquisition ULC/Dominion Finco Inc.
7.13%, 11/01/22 (Call 11/01/19)[a]	700	722,750
Teck Resources Ltd.
4.75%, 01/15/22 (Call 10/15/21)	5,875	6,205,469

		110,476,024
OIL & GAS — 8.16%
Aker BP ASA
6.00%, 07/01/22 (Call 07/01/19)[a]	2,250	2,360,652
Antero Resources Corp.
5.38%, 11/01/21 (Call 12/01/17)[c]	8,899	9,121,290

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[a,c]	$11,945	$12,960,325
Athabasca Oil Corp.
9.88%, 02/24/22 (Call 02/24/19)[a]	3,075	2,912,025
Baytex Energy Corp.
5.13%, 06/01/21 (Call 12/01/17)[a]	2,875	2,717,674
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 12/01/17)	7,325	7,171,009
7.63%, 01/15/22 (Call 01/15/18)[c]	2,675	2,621,779
11.50%, 01/15/21 (Call 04/15/18)[a]	3,518	4,046,647
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 12/01/17)[a]	2,900	2,953,167
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 12/01/17)[c]	5,398	5,496,352
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/01/17)[c]	3,800	3,524,500
6.13%, 02/15/21[c]	3,953	3,992,530
6.63%, 08/15/20	4,539	4,684,335
Citgo Holding Inc.
10.75%, 02/15/20[a]	10,245	11,058,197
CITGO Petroleum Corp.
6.25%, 08/15/22 (Call 12/01/17)[a]	4,400	4,521,000
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 12/01/17)[c]	16,140	16,341,750
CrownRock LP/CrownRock Finance Inc.
7.13%, 04/15/21 (Call 11/10/17)[a]	2,975	3,083,779

Security	Principal (000s)	Value
Denbury Resources Inc.
5.50%, 05/01/22 (Call 12/01/17)	$1,231	$766,297
9.00%, 05/15/21 (Call 12/15/18)[a,c]	4,855	4,729,994
Endeavor Energy Resources LP/EER Finance Inc.
7.00%, 08/15/21 (Call 12/01/17)[a,c]	4,225	4,367,153
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	3,365	3,404,981
EP Energy LLC/Everest Acquisition Finance Inc.
9.38%, 05/01/20 (Call 12/01/17)[c]	9,405	7,920,797
Extraction Oil & Gas Inc./Extraction Finance Corp.
7.88%, 07/15/21 (Call 07/15/18)[a,c]	4,550	4,834,375
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 12/01/17)	3,225	2,487,057
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 12/01/17)[a]	8,500	6,088,125
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/01/17)	4,115	4,197,300
7.38%, 05/01/22 (Call 11/29/17)[c]	4,300	4,477,375
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.63%, 12/01/21 (Call 12/01/17)	2,061	1,316,034
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	3,755	3,734,504
Nabors Industries Inc.
4.63%, 09/15/21	5,800	5,606,425
5.00%, 09/15/20	5,240	5,292,400
6.15%, 02/15/18[c]	3,704	3,729,255

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Newfield Exploration Co.
5.75%, 01/30/22[c]	$6,235	$6,699,703
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/17)	3,202	2,113,320
Oasis Petroleum Inc.
6.50%, 11/01/21 (Call 12/01/17)[c]	2,975	3,023,137
6.88%, 03/15/22 (Call 12/01/17)[c]	7,931	8,139,189
Parker Drilling Co.
6.75%, 07/15/22 (Call 01/15/18)	2,800	2,275,000
Precision Drilling Corp.
6.50%, 12/15/21 (Call 12/01/17)[c]	775	782,750
6.63%, 11/15/20 (Call 12/01/17)	1,486	1,499,056
Pride International LLC
6.88%, 08/15/20[c]	3,947	4,071,725
Puma International Financing SA
6.75%, 02/01/21 (Call 12/01/17)[a]	4,900	5,021,762
QEP Resources Inc.
5.38%, 10/01/22 (Call 07/01/22)	1,000	993,125
6.88%, 03/01/21[c]	5,087	5,404,564
Range Resources Corp.
5.00%, 08/15/22 (Call 05/15/22)[c]	4,575	4,523,531
5.75%, 06/01/21 (Call 03/01/21)[c]	3,445	3,553,135
Resolute Energy Corp.
8.50%, 05/01/20 (Call 12/01/17)[c]	4,617	4,680,484
Rice Energy Inc.
6.25%, 05/01/22 (Call 11/11/17)	7,325	7,664,880
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)[c]	5,069	4,774,364
Sanchez Energy Corp.
7.75%, 06/15/21 (Call 12/01/17)[c]	4,875	4,530,094

Security	Principal (000s)	Value
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[c]	$7,735	$7,584,126
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 11/09/17)	4,805	4,937,137
6.25%, 04/15/21 (Call 04/15/18)	6,870	7,198,042
Teine Energy Ltd.
6.88%, 09/30/22 (Call 12/01/17)[a]	2,500	2,550,391
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)	1,000	975,148
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)[a,c]	5,990	6,053,250
Unit Corp.
6.63%, 05/15/21 (Call 12/01/17)[c]	5,238	5,277,285
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[c]	7,850	7,913,228
5.75%, 03/15/21 (Call 12/15/20)[c]	7,070	7,090,989
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	9,125	9,484,655
7.50%, 08/01/20 (Call 07/01/20)	2,523	2,737,455

		294,070,608
OIL & GAS SERVICES — 1.30%
Archrock Partners LP/Archrock Partners Finance Corp.
6.00%, 04/01/21 (Call 12/01/17)	2,411	2,392,415
Calfrac Holdings LP
7.50%, 12/01/20 (Call 12/01/17)[a]	4,815	4,703,452
Forum Energy Technologies Inc.
6.25%, 10/01/21 (Call 12/01/17)	3,262	3,253,845

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FTS International Inc.
6.25%, 05/01/22 (Call 12/01/17)	$3,161	$3,074,073
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 12/01/17)[a]	1,750	1,684,375
9.88%, 04/01/22 (Call 04/01/20)[a,c]	3,375	3,520,688
PHI Inc.
5.25%, 03/15/19 (Call 12/01/17)	3,974	3,907,436
SESI LLC
7.13%, 12/15/21 (Call 12/01/17)[c]	6,592	6,735,023
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[c]	5,050	4,563,937
5.13%, 09/15/20[c]	2,765	2,724,677
7.75%, 06/15/21 (Call 05/15/21)[c]	6,155	6,343,497
9.63%, 03/01/19	3,561	3,794,134

		46,697,552
PACKAGING & CONTAINERS — 1.98%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 03/15/19)[a]	4,950	5,086,125
6.00%, 06/30/21 (Call 11/13/17)[a]	3,150	3,244,500
Ball Corp.
4.38%, 12/15/20	8,002	8,385,696
5.00%, 03/15/22	6,325	6,809,669
Berry Global Inc.
5.50%, 05/15/22 (Call 12/01/17)	4,125	4,290,007
Coveris Holdings SA
7.88%, 11/01/19 (Call 12/01/17)[a,c]	3,900	3,809,949
Graphic Packaging International Inc.
4.75%, 04/15/21 (Call 01/15/21)	3,066	3,227,111

Security	Principal (000s)	Value
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,c]	$4,225	$4,467,938
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 12/01/17)[a,c]	1,290	895,610
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/17)	22,525	22,919,187
6.88%, 02/15/21 (Call 12/01/17)[c]	3,111	3,184,709
Sealed Air Corp.
6.50%, 12/01/20 (Call 09/01/20)[a]	3,314	3,664,742
Silgan Holdings Inc.
5.00%, 04/01/20 (Call 12/01/17)	1,373	1,388,446

		71,373,689
PHARMACEUTICALS — 1.99%
Endo Finance LLC
5.75%, 01/15/22 (Call 12/01/17)[a,c]	5,500	4,814,792
Endo Finance LLC/Endo Finco Inc.
7.25%, 01/15/22 (Call 12/01/17)[a]	3,200	2,933,647
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 12/01/17)[a]	14,862	14,620,492
5.63%, 12/01/21 (Call 12/01/17)[a]	7,200	6,573,240
6.38%, 10/15/20 (Call 12/01/17)[a]	9,996	9,907,910
6.50%, 03/15/22 (Call 03/15/19)[a]	10,348	10,981,815
6.75%, 08/15/21 (Call 12/01/17)[a]	5,345	5,177,969
7.25%, 07/15/22 (Call 12/01/17)[a,c]	4,400	4,227,288
7.50%, 07/15/21 (Call 12/01/17)[a]	12,647	12,457,295

		71,694,448

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
PIPELINES — 2.97%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)	$4,115	$4,323,836
5.88%, 10/01/20 (Call 12/01/17)[c]	3,735	3,797,306
6.13%, 10/15/21 (Call 11/16/17)	6,700	6,917,750
6.25%, 10/15/22 (Call 10/15/18)	6,000	6,382,500
DCP Midstream Operating LP
2.50%, 12/01/17	3,773	3,766,740
4.75%, 09/30/21 (Call 06/30/21)[a]	4,225	4,335,426
4.95%, 04/01/22 (Call 01/01/22)	2,850	2,956,053
5.35%, 03/15/20[a]	5,115	5,320,970
9.75%, 03/15/19[a]	3,990	4,347,437
Energy Transfer Equity LP
7.50%, 10/15/20	9,680	10,890,000
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 12/01/17)	3,160	3,208,664
6.75%, 08/01/22 (Call 08/01/18)	6,110	6,323,850
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 12/01/17)	2,780	2,829,422
Midcontinent Express Pipeline LLC
6.70%, 09/15/19[a]	2,350	2,498,833
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)[a]	6,125	6,278,125
NuStar Logistics LP
4.80%, 09/01/20	3,745	3,893,677
8.15%, 04/15/18	3,027	3,105,198
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	6,145	6,513,700
6.00%, 01/15/19[a]	4,310	4,452,589
6.85%, 07/15/18[a]	4,873	5,007,008

Security	Principal (000s)	Value
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 11/16/17)	$3,100	$3,050,732
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/17)	6,627	6,694,055

		106,893,871
REAL ESTATE — 0.38%
Crescent Communities LLC/Crescent Ventures Inc.
8.88%, 10/15/21 (Call 10/15/18)[a,c]	2,126	2,244,701
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a]	3,634	3,732,421
5.25%, 12/01/21 (Call 12/01/17)[a]	4,500	4,676,786
Rialto Holdings LLC/Rialto Corp.
7.00%, 12/01/18 (Call 12/01/17)[a]	2,850	2,855,142

		13,509,050
REAL ESTATE INVESTMENT TRUSTS — 1.33%
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/18)	5,855	6,124,798
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/18)[a]	4,075	4,184,879
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	3,135	3,198,413
5.00%, 07/01/19 (Call 12/01/17)	6,570	6,636,385
5.25%, 09/15/22 (Call 09/15/19)	3,485	3,572,125
6.00%, 04/01/22 (Call 04/01/19)	3,118	3,257,920
RHP Hotel Properties LP/RHP Finance Corp.
5.00%, 04/15/21 (Call 12/01/17)	3,180	3,246,085

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/21 (Call 12/01/17)	$3,535	$3,645,469
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)[a]	6,000	6,082,500
4.88%, 07/15/22 (Call 12/01/17)[c]	1,964	2,028,370
Starwood Property Trust Inc.
5.00%, 12/15/21 (Call 09/15/21)	5,750	6,008,750

		47,985,694
RETAIL — 3.03%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 12/01/17)[a,c]	9,833	10,062,109
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[a]	8,700	5,386,863
Dollar Tree Inc.
5.25%, 03/01/20 (Call 12/01/17)	5,930	6,056,965
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp.
8.00%, 06/01/21 (Call 12/01/17)[a,c]	3,015	3,026,306
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/17)[c]	3,950	3,752,500
6.75%, 01/15/22 (Call 12/01/17)[c]	3,850	3,647,875
GameStop Corp.
5.50%, 10/01/19 (Call 12/01/17)[a]	2,855	2,916,858
6.75%, 03/15/21 (Call 03/15/18)[a,c]	4,250	4,439,550
Group 1 Automotive Inc.
5.00%, 06/01/22 (Call 12/01/17)	4,560	4,698,067

Security	Principal (000s)	Value
Guitar Center Inc.
6.50%, 04/15/19 (Call 12/01/17)[a,c]	$4,270	$3,976,848
Hot Topic Inc.
9.25%, 06/15/21 (Call 12/01/17)[a,c]	2,795	2,322,820
JC Penney Corp. Inc.
5.65%, 06/01/20[c]	3,243	2,837,625
L Brands Inc.
5.63%, 02/15/22	8,053	8,622,750
6.63%, 04/01/21	8,110	8,931,137
7.00%, 05/01/20	3,090	3,410,588
8.50%, 06/15/19	4,448	4,858,050
Men’s Wearhouse Inc. (The)
7.00%, 07/01/22 (Call 12/01/17)[c]	4,125	3,939,169
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/01/17)[a,c]	3,999	4,074,744
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[a]	1,484	877,415
QVC Inc.
3.13%, 04/01/19	2,775	2,806,356
5.13%, 07/02/22	1,450	1,556,066
Rite Aid Corp.
6.75%, 06/15/21 (Call 12/01/17)	5,675	5,622,264
9.25%, 03/15/20 (Call 12/01/17)[c]	3,103	3,155,578
Tops Holding LLC/Tops Markets II Corp.
8.00%, 06/15/22 (Call 06/15/18)[a]	4,350	2,610,000
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	2,725	2,793,612
3.88%, 11/01/20 (Call 08/01/20)	2,870	2,950,719

		109,332,834
SEMICONDUCTORS — 1.06%
Amkor Technology Inc.
6.63%, 06/01/21 (Call 12/01/17)[c]	1,649	1,681,980

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Entegris Inc.
6.00%, 04/01/22 (Call 12/01/17)[a]	$3,221	$3,357,320
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	5,550	5,588,232
3.88%, 09/01/22[a]	5,550	5,765,756
4.13%, 06/15/20[a]	4,890	5,097,825
4.13%, 06/01/21[a]	10,825	11,271,531
4.63%, 06/15/22[a]	2,900	3,106,625
STATS ChipPAC Pte Ltd.
8.50%, 11/24/20 (Call 11/24/18)[a,c]	2,100	2,264,309

		38,133,578
SHIPBUILDING — 0.14%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a]	4,875	5,010,368

		5,010,368
SOFTWARE — 1.26%
Blackboard Inc.
9.75%, 10/15/21 (Call 04/15/18)[a,c]	2,635	2,345,480
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[a]	13,075	13,399,833
CURO Financial Technologies Corp.
12.00%, 03/01/22 (Call 03/01/19)[a]	3,749	4,090,159
Infor U.S. Inc.
5.75%, 08/15/20 (Call 11/16/17)[a]	4,179	4,297,140
6.50%, 05/15/22 (Call 05/15/18)[c]	13,294	13,846,964
Marble II Pte Ltd.
5.30%, 06/20/22 (Call 06/20/19)[a]	3,500	3,570,067
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/17)[a]	3,725	3,789,256

		45,338,899

Security	Principal (000s)	Value
STORAGE & WAREHOUSING — 0.29%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/17)[a]	$7,050	$6,909,000
10.75%, 10/15/19 (Call 12/01/17)[a,c]	4,275	3,505,500

		10,414,500
TELECOMMUNICATIONS — 9.58%
Anixter Inc.
5.13%, 10/01/21	3,064	3,274,650
5.63%, 05/01/19	2,920	3,040,353
CenturyLink Inc.
5.80%, 03/15/22[c]	11,352	11,536,470
6.45%, 06/15/21	9,756	10,243,800
Series V
5.63%, 04/01/20	8,055	8,394,240
CommScope Inc.
5.00%, 06/15/21 (Call 12/01/17)[a]	5,375	5,494,387
Consolidated Communications Inc.
6.50%, 10/01/22 (Call 12/01/17)	1,033	1,012,340
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[c]	5,745	4,707,098
7.13%, 03/15/19	3,360	3,367,495
8.13%, 10/01/18	4,400	4,481,400
8.50%, 04/15/20	4,923	4,855,309
8.75%, 04/15/22	3,850	3,176,250
8.88%, 09/15/20 (Call 06/15/20)[c]	2,671	2,601,207
9.25%, 07/01/21	3,556	3,166,639
10.50%, 09/15/22 (Call 06/15/22)[c]	16,300	14,248,469
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc.
12.50%, 07/01/22 (Call 07/01/19)[a,c]	5,055	5,731,106
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/17)[a]	2,735	2,822,178

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Hughes Satellite Systems Corp.
6.50%, 06/15/19	$8,039	$8,502,156
7.63%, 06/15/21	7,705	8,648,863
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/01/17)[a,c]	6,700	6,835,340
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (Call 12/01/17)	16,967	16,287,047
7.50%, 04/01/21 (Call 12/01/17)	9,025	8,573,750
9.50%, 09/30/22[a]	3,500	4,107,174
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/01/17)	15,466	9,772,579
Level 3 Financing Inc.
5.38%, 08/15/22 (Call 12/01/17)[c]	1,800	1,854,504
6.13%, 01/15/21 (Call 12/01/17)	4,720	4,814,966
Nokia OYJ
3.38%, 06/12/22	4,890	4,865,550
5.38%, 05/15/19	2,632	2,739,830
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[a,c]	5,375	5,773,478
SoftBank Group Corp.
4.50%, 04/15/20[a]	19,230	19,816,859
Sprint Communications Inc.
7.00%, 03/01/20[a,c]	8,005	8,685,425
7.00%, 08/15/20	12,215	13,163,254
9.00%, 11/15/18[a]	16,653	17,652,180
11.50%, 11/15/21	7,679	9,562,488
Sprint Corp.
7.25%, 09/15/21	17,675	19,234,897
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)[c]	4,760	4,921,360
6.13%, 01/15/22 (Call 01/15/18)[c]	7,750	8,045,681
Telecom Italia Capital SA
7.00%, 06/04/18	6,003	6,159,018
7.18%, 06/18/19[c]	5,625	6,052,769

Security	Principal (000s)	Value
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	$2,850	$2,870,026
West Corp.
4.75%, 07/15/21 (Call 07/15/18)[a]	2,975	3,023,344
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 11/03/17)[a]	13,360	13,518,984
6.50%, 04/30/20 (Call 12/01/17)[a]	3,600	3,719,340
7.38%, 04/23/21 (Call 12/01/17)[a,c]	21,455	22,287,454
Windstream Services LLC
7.50%, 06/01/22 (Call 12/01/17)[c]	3,150	2,352,000
7.75%, 10/15/20 (Call 12/01/17)[c]	5,184	4,659,120
7.75%, 10/01/21 (Call 12/01/17)[c]	6,129	4,626,709

		345,279,536
TEXTILES — 0.14%
Springs Industries Inc.
6.25%, 06/01/21 (Call 12/01/17)	4,860	5,005,125

		5,005,125
TRANSPORTATION — 0.61%
Hornbeck Offshore Services Inc.
5.88%, 04/01/20 (Call 12/01/17)[c]	2,500	1,656,250
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/04/17)[a]	4,890	4,003,687
Neovia Logistics Services LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/17)[a]	3,260	2,733,510
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a]	13,025	13,656,314

		22,049,761

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.48%
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (Call 03/15/20)[a]	$2,700	$2,816,437
Park Aerospace Holdings Ltd.
5.25%, 08/15/22[a,c]	14,000	14,560,000

		17,376,437

TOTAL CORPORATE BONDS & NOTES
(Cost: $3,457,897,644)		3,477,990,168

WARRANTS — 0.00%
Affinion Group Inc. (Expires 11/20/22)[d,g]	8,899	—

TOTAL WARRANTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 17.79%

MONEY MARKET FUNDS — 17.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[h,i,j]	538,024	538,132,081
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[h,i]	102,644	102,644,229

		640,776,310

TOTAL SHORT-TERM INVESTMENTS
(Cost: $640,751,278)		640,776,310

Value
TOTAL INVESTMENTS IN SECURITIES — 114.32%
(Cost: $4,098,648,922)[k]	$4,118,766,478
Other Assets, Less Liabilities — (14.32)%	(515,780,849)

NET ASSETS — 100.00%	$3,602,985,629

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Issuer is in default of interest payments.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Non-income earning security.
[h]	Affiliated issuer. See Schedule 1.
[i]	The rate quoted is the annualized seven-day yield of the fund at period end.
[j]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[k]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $4,098,787,451. Net unrealized appreciation was $19,979,027, of which $47,890,729 represented gross unrealized appreciation on investments and $27,911,702 represented gross unrealized depreciation on investments.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	225,332	312,692	[b]	—	538,024	$538,132,081	$(24,090)	$2,499	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	44,394	58,250	[b]	—	102,644	102,644,229	3,932	—		299,354

						$640,776,310	$(20,158)	$2,499		$299,354

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Corporate bonds & notes	$—	$3,477,990,168	$0	[a]	$3,477,990,168
Warrants	—	—	0	[a]	0	[a]
Money market funds	640,776,310	—	—		640,776,310

Total	$640,776,310	$3,477,990,168	$0	[a]	$4,118,766,478

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 92.20%

ADVERTISING — 0.45%
Acosta Inc.
7.75%, 10/01/22 (Call 12/01/17)[a]	$25	$17,500
Lamar Media Corp.
5.38%, 01/15/24 (Call 01/15/19)	100	105,000
MDC Partners Inc.
6.50%, 05/01/24 (Call 05/01/19)[a]	50	51,000
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.88%, 03/15/25 (Call 09/15/19)	50	52,969

		226,469
AEROSPACE & DEFENSE — 1.17%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	100	107,323
5.40%, 04/15/21 (Call 01/15/21)	100	107,344
5.95%, 02/01/37	25	26,938
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a]	50	52,312
Leonardo U.S. Holdings Inc.
6.25%, 01/15/40[a]	100	113,500
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/17)	50	50,688
6.38%, 06/15/26 (Call 06/15/21)	50	50,875
6.50%, 07/15/24 (Call 07/15/19)	75	77,437

		586,417
AGRICULTURE — 0.14%
Alliance One International Inc.
9.88%, 07/15/21 (Call 12/01/17)	50	44,062
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/20)[a]	25	25,938

		70,000
AIRLINES — 0.36%
Allegiant Travel Co.
5.50%, 07/15/19	25	25,813
American Airlines Group Inc.
5.50%, 10/01/19[a]	75	78,000
United Continental Holdings Inc.
5.00%, 02/01/24	50	50,750
Virgin Australia Holdings Ltd.
7.88%, 10/15/21[a]	25	25,875

		180,438

Security	Principal (000s)	Value
APPAREL — 0.20%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)[a]	$75	$77,156
Wolverine World Wide Inc.
5.00%, 09/01/26 (Call 09/01/21)[a]	25	24,969

		102,125
AUTO MANUFACTURERS — 0.62%
BCD Acquisition Inc.
9.63%, 09/15/23 (Call 09/15/19)[a]	25	27,312
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	200	212,500
Tesla Inc.
5.30%, 08/15/25 (Call 08/15/20)[a]	75	72,375

		312,187
AUTO PARTS & EQUIPMENT — 1.40%
Allison Transmission Inc.
5.00%, 10/01/24 (Call 10/01/19)[a]	50	52,125
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)[a]	75	76,875
Cooper-Standard Automotive Inc.
5.63%, 11/15/26 (Call 11/15/21)[a]	25	25,937
Dana Financing Luxembourg Sarl
5.75%, 04/15/25 (Call 04/15/20)[a]	50	53,000
Delphi Technologies PLC
5.00%, 10/01/25[a]	25	25,188
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/26 (Call 05/31/21)	100	102,500
IHO Verwaltungs GmbH
4.50% (5.25% PIK),
09/15/23 (Call 09/15/19)[a,b]	200	206,250
ZF North America Capital Inc.
4.75%, 04/29/25[a]	150	157,500

		699,375
BANKS — 1.95%
CIT Group Inc.
5.00%, 08/01/23	100	108,170
Dresdner Funding Trust I
8.15%, 06/30/31 (Call 06/30/29)[a]	100	130,169
Goldman Sachs Capital I
6.35%, 02/15/34	50	62,492

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Lloyds Bank PLC VRN, (3 mo. LIBOR US + 11.756%)
12.00%, (Call 12/16/24)[a,c,d]	$100	$135,129
Provident Funding Associates LP/PFG Finance Corp.
6.38%, 06/15/25 (Call 06/15/20)[a]	25	26,437
Royal Bank of Scotland Group PLC
5.13%, 05/28/24	100	107,002
6.00%, 12/19/23	100	111,418
6.13%, 12/15/22	100	111,230
VRN, (3 mo. LIBOR US + 2.500%)
7.65%, (Call 09/30/31)[c,d]	50	64,000
Standard Chartered PLC VRN, (3 mo. LIBOR US + 1.460%)
7.01%, (Call 07/30/37)[a,c,d]	100	117,400

		973,447
BEVERAGES — 0.10%
Cott Holdings Inc.
5.50%, 04/01/25 (Call 04/01/20)[a]	50	51,563

		51,563
BIOTECHNOLOGY — 0.05%
AMAG Pharmaceuticals Inc.
7.88%, 09/01/23 (Call 09/01/18)[a]	25	25,438

		25,438
BUILDING MATERIALS — 0.58%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a]	50	52,812
Griffon Corp.
5.25%, 03/01/22 (Call 12/01/17)	25	25,368
Omnimax International Inc.
12.00%, 08/15/20 (Call 02/15/18)[a]	25	27,062
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[a]	25	26,187
Standard Industries Inc./NJ
5.00%, 02/15/27 (Call 02/15/22)[a]	25	26,055
6.00%, 10/15/25 (Call 10/15/20)[a]	100	108,125
USG Corp.
4.88%, 06/01/27 (Call 06/01/22)[a]	25	25,938

		291,547
CHEMICALS — 1.78%
Ashland LLC
6.88%, 05/15/43 (Call 02/15/43)	25	28,000

Security	Principal (000s)	Value
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	$50	$59,375
CF Industries Inc.
4.95%, 06/01/43	50	45,875
5.15%, 03/15/34	50	49,875
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)	100	106,000
Cornerstone Chemical Co.
6.75%, 08/15/24 (Call 08/15/20)[a]	25	25,313
CVR Partners LP/CVR Nitrogen Finance Corp.
9.25%, 06/15/23 (Call 06/15/19)[a]	25	26,625
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)	100	89,000
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/17)	25	17,813
Huntsman International LLC
5.13%, 11/15/22 (Call 08/15/22)	50	53,750
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA
8.38%, 12/01/22 (Call 06/01/19)[a]	25	25,250
Kraton Polymers LLC/Kraton Polymers Capital Corp.
7.00%, 04/15/25 (Call 04/15/20)[a]	25	27,000
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)[a]	50	50,937
5.25%, 06/01/27 (Call 03/03/27)[a]	50	51,000
Olin Corp.
5.13%, 09/15/27 (Call 03/15/22)	25	26,281
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a]	50	51,812
PolyOne Corp.
5.25%, 03/15/23	25	26,875
Rain CII Carbon LLC/CII Carbon Corp.
7.25%, 04/01/25 (Call 04/01/20)[a]	25	27,062
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 06/01/19)[a]	25	24,250
TPC Group Inc.
8.75%, 12/15/20 (Call 12/01/17)[a]	25	24,438
Tronox Finance PLC
5.75%, 10/01/25 (Call 10/01/20)[a]	25	26,094

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Valvoline Inc.
4.38%, 08/15/25 (Call 08/15/20)[a]	$25	$25,250

		887,875
COAL — 0.44%
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 12/01/17)	75	76,500
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a]	25	13,750
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[a]	50	51,500
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.50%, 06/15/25 (Call 06/15/20)[a]	50	52,375
Warrior Met Coal LLC
8.00%, 11/01/24 (Call 11/01/20)[a]	25	25,614

		219,739
COMMERCIAL SERVICES — 2.96%
ADT Corp. (The)
4.13%, 06/15/23	150	152,445
Ahern Rentals Inc.
7.38%, 05/15/23 (Call 05/15/18)[a]	25	22,875
APX Group Inc.
7.63%, 09/01/23 (Call 09/01/19)	25	26,312
Autopistas Metropolitanas de Puerto Rico LLC
6.75%, 06/30/35[a]	24	24,161
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
6.38%, 04/01/24 (Call 04/01/19)[a]	50	51,875
Booz Allen Hamilton Inc.
5.13%, 05/01/25 (Call 05/01/20)[a]	25	25,500
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)[a]	25	24,878
CSVC Acquisition Corp.
7.75%, 06/15/25 (Call 06/15/20)[a]	25	24,375
Gartner Inc.
5.13%, 04/01/25 (Call 04/01/20)[a]	25	26,437
GW Honos Security Corp.
8.75%, 05/15/25 (Call 05/15/20)[a]	25	26,625
Herc Rentals Inc.
7.75%, 06/01/24 (Call 06/01/19)[a]	50	54,875

Security	Principal (000s)	Value
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[a]	$100	$90,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a]	50	52,187
Jurassic Holdings III Inc.
6.88%, 02/15/21 (Call 12/01/17)[a]	25	22,375
KAR Auction Services Inc.
5.13%, 06/01/25 (Call 06/01/20)[a]	50	51,750
Laureate Education Inc.
8.25%, 05/01/25 (Call 05/01/20)[a]	25	26,906
Live Nation Entertainment Inc.
4.88%, 11/01/24 (Call 11/01/19)[a]	25	25,867
LSC Communications Inc.
8.75%, 10/15/23 (Call 10/15/19)[a]	25	25,688
Monitronics International Inc.
9.13%, 04/01/20 (Call 12/01/17)	25	21,688
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)[a]	50	51,750
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/17)	50	50,687
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a]	150	166,230
Rent-A-Center Inc./TX
6.63%, 11/15/20 (Call 12/01/17)	25	22,969
RR Donnelley & Sons Co.
7.88%, 03/15/21	50	52,750
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[a]	25	25,750
Syniverse Foreign Holdings Corp.
9.13%, 01/15/22 (Call 01/15/19)[a]	25	25,500
Team Health Holdings Inc.
6.38%, 02/01/25 (Call 02/01/20)[a]	50	46,000
United Rentals North America Inc.
4.88%, 01/15/28 (Call 01/15/23)	100	100,500
5.50%, 07/15/25 (Call 07/15/20)	50	53,656
5.88%, 09/15/26 (Call 09/15/21)	100	109,000

		1,481,611
COMPUTERS — 1.83%
Conduent Finance Inc./Conduent Business Services LLC
10.50%, 12/15/24 (Call 12/15/20)[a]	25	29,438

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Dell Inc.
6.50%, 04/15/38	$50	$50,875
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/18)[a]	150	157,092
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 04/15/19)	25	26,281
EMC Corp.
2.65%, 06/01/20	150	148,205
Everi Payments Inc.
10.00%, 01/15/22 (Call 01/15/18)	25	27,188
Exela Intermediate LLC/Exela Finance Inc.
10.00%, 07/15/23 (Call 07/15/20)[a]	50	47,875
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)[a]	25	26,274
9.25%, 03/01/21 (Call 12/01/17)[a]	50	51,000
NCR Corp.
5.00%, 07/15/22 (Call 12/01/17)	100	102,250
Riverbed Technology Inc.
8.88%, 03/01/23 (Call 03/01/18)[a]	25	22,375
West Corp.
8.50%, 10/15/25 (Call 10/15/20)[a]	50	48,562
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)	150	176,025

		913,440
COSMETICS & PERSONAL CARE — 0.23%
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a]	25	25,437
Avon Products Inc.
7.00%, 03/15/23	25	20,813
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/01/17)[a]	50	50,500
Revlon Consumer Products Corp.
6.25%, 08/01/24 (Call 08/01/19)	25	18,438

		115,188
DISTRIBUTION & WHOLESALE — 0.26%
American Tire Distributors Inc.
10.25%, 03/01/22 (Call 03/01/18)[a]	50	52,187
Global Partners LP/GLP Finance Corp.
6.25%, 07/15/22 (Call 12/01/17)	25	25,563
H&E Equipment Services Inc.
5.63%, 09/01/25 (Call 09/01/20)[a]	25	26,406

Security	Principal (000s)	Value
Univar USA Inc.
6.75%, 07/15/23 (Call 07/15/18)[a]	$25	$26,313

		130,469
DIVERSIFIED FINANCIAL SERVICES — 4.69%
Abe Investment Holdings Inc./Getty Images Inc.
10.50%, 10/16/20 (Call 12/15/17)[a]	25	24,250
Aircastle Ltd.
5.00%, 04/01/23	100	105,750
6.25%, 12/01/19	25	26,750
Ally Financial Inc.
3.50%, 01/27/19	200	202,440
4.13%, 03/30/20	100	103,375
4.63%, 05/19/22	50	52,875
4.63%, 03/30/25	50	53,187
5.75%, 11/20/25 (Call 10/20/25)	50	55,187
8.00%, 11/01/31	100	132,250
ASP AMC Merger Sub Inc.
8.00%, 05/15/25 (Call 05/15/20)[a]	25	24,250
Blackstone CQP Holdco LP
6.50%, 03/20/21 (Call 09/20/18)[a]	75	75,671
CNG Holdings Inc.
9.38%, 05/15/20 (Call 12/01/17)[a]	25	22,750
Credit Acceptance Corp.
7.38%, 03/15/23 (Call 03/15/18)	25	26,250
Enova International Inc.
9.75%, 06/01/21 (Call 12/01/17)	25	26,625
FBM Finance Inc.
8.25%, 08/15/21 (Call 08/15/18)[a]	50	53,187
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 02/01/22 (Call 02/01/19)	100	104,500
6.75%, 02/01/24 (Call 02/01/20)	50	52,938
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[a]	25	23,688
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.25%, 08/15/24 (Call 08/15/20)[a]	200	204,250
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)[a]	50	51,750
LPL Holdings Inc.
5.75%, 09/15/25 (Call 03/15/20)[a]	50	52,000

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Navient Corp.
5.00%, 10/26/20	$50	$51,500
5.63%, 08/01/33	25	21,563
6.13%, 03/25/24	100	102,625
7.25%, 01/25/22	150	162,750
8.00%, 03/25/20	100	110,250
NFP Corp.
6.88%, 07/15/25 (Call 07/15/20)[a]	25	26,000
Ocwen Loan Servicing LLC
8.38%, 11/15/22 (Call 11/15/18)[a]	25	25,125
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/01/17)[a]	78	80,925
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a]	50	53,000
Springleaf Finance Corp.
6.13%, 05/15/22	100	105,500
8.25%, 12/15/20	50	56,375
Stearns Holdings LLC
9.38%, 08/15/20 (Call 12/01/17)[a]	25	26,000
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.
6.75%, 06/01/25 (Call 06/01/20)[a]	25	25,313
Werner FinCo LP/Werner FinCo Inc.
8.75%, 07/15/25 (Call 07/15/20)[a]	25	25,750

		2,346,599
ELECTRIC — 2.36%
AES Corp./VA
5.50%, 03/15/24 (Call 03/15/19)	100	104,500
6.00%, 05/15/26 (Call 05/15/21)	75	80,812
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a]	25	25,031
5.50%, 02/01/24 (Call 02/01/19)	50	47,875
5.75%, 01/15/25 (Call 10/15/19)	100	95,000
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)	37	40,848
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)	100	107,375
7.63%, 11/01/24 (Call 11/01/19)	75	81,937
8.13%, 01/30/26 (Call 07/30/20)[a]	50	55,500
Emera Inc.
Series 16-A
VRN, (3 mo. LIBOR US + 5.440%)
6.75%, 06/15/76 (Call 06/15/26)[c]	50	57,255

Security	Principal (000s)	Value
InterGen NV
7.00%, 06/30/23 (Call 06/30/18)[a]	$200	$194,000
NextEra Energy Operating Partners LP
4.50%, 09/15/27 (Call 06/15/27)[a]	50	50,313
NRG Energy Inc.
6.25%, 05/01/24 (Call 05/01/19)	50	53,125
7.25%, 05/15/26 (Call 05/15/21)	100	108,375
Talen Energy Supply LLC
9.50%, 07/15/22 (Call 07/15/20)[a]	50	51,500
Terraform Global Operating LLC
9.75%, 08/15/22 (Call 08/15/18)[a]	25	27,688

		1,181,134
ELECTRICAL COMPONENTS & EQUIPMENT — 0.23%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[a]	25	26,250
EnerSys
5.00%, 04/30/23 (Call 01/30/23)[a]	25	26,219
General Cable Corp.
5.75%, 10/01/22 (Call 12/01/17)	25	25,625
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/01/17)	36	37,101

		115,195
ELECTRONICS — 0.10%
Ingram Micro Inc.
5.45%, 12/15/24 (Call 09/15/24)	25	25,555
TTM Technologies Inc.
5.63%, 10/01/25 (Call 10/01/20)[a]	25	25,500

		51,055
ENERGY — ALTERNATE SOURCES — 0.11%
Enviva Partners LP/Enviva Partners Finance Corp.
8.50%, 11/01/21 (Call 11/01/18)	25	26,812
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[a,e]	25	26,188

		53,000
ENGINEERING & CONSTRUCTION — 0.37%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	50	51,437
Brand Industrial Services Inc.
8.50%, 07/15/25 (Call 07/15/20)[a]	100	105,750

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Tutor Perini Corp.
6.88%, 05/01/25 (Call 05/01/20)[a]	$25	$26,969

		184,156
ENTERTAINMENT — 2.02%
AMC Entertainment Holdings Inc.
5.88%, 11/15/26 (Call 11/15/21)	50	48,813
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)[a]	25	26,406
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	50	50,937
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	50	52,750
GLP Capital LP/GLP Financing II Inc.
4.38%, 04/15/21	50	52,250
5.38%, 11/01/23 (Call 08/01/23)	50	54,375
5.38%, 04/15/26	50	54,125
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)[a]	200	219,940
Jacobs Entertainment Inc.
7.88%, 02/01/24 (Call 02/01/20)[a]	25	27,000
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 10/15/19)[a]	25	26,625
National CineMedia LLC
5.75%, 08/15/26 (Call 08/15/21)	25	23,063
Pinnacle Entertainment Inc.
5.63%, 05/01/24 (Call 05/01/19)	25	25,813
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)	50	51,750
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 08/15/21 (Call 08/15/18)[a]	25	25,156
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a]	100	105,750
10.00%, 12/01/22 (Call 12/01/18)	100	110,618
Six Flags Entertainment Corp.
5.50%, 04/15/27 (Call 04/15/22)[a]	50	52,187

		1,007,558
ENVIRONMENTAL CONTROL — 0.36%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/17)	50	50,688

Security	Principal (000s)	Value
Core & Main LP
6.13%, 08/15/25 (Call 08/15/20)[a]	$25	$25,313
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	50	50,125
GFL Environmental Inc.
9.88%, 02/01/21 (Call 02/01/18)[a]	50	53,312

		179,438
FOOD — 1.47%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)	100	88,000
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/20)	50	51,062
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 12/01/17)[a]	25	22,813
C&S Group Enterprises LLC
5.38%, 07/15/22 (Call 12/01/17)[a]	25	24,250
Chobani LLC/Chobani Finance Corp. Inc.
7.50%, 04/15/25 (Call 04/15/20)[a]	25	27,156
Dean Foods Co.
6.50%, 03/15/23 (Call 03/15/18)[a]	25	25,063
Fresh Market Inc. (The)
9.75%, 05/01/23 (Call 05/01/19)[a]	25	14,125
Ingles Markets Inc.
5.75%, 06/15/23 (Call 06/15/18)	25	24,563
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[a]	100	104,500
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[a]	25	26,469
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[a]	150	150,750
5.50%, 03/01/25 (Call 03/01/20)[a]	25	26,062
Safeway Inc.
7.25%, 02/01/31	25	21,625
Simmons Foods Inc.
5.75%, 11/01/24 (Call 11/01/20)[a]	25	25,117
SUPERVALU Inc.
6.75%, 06/01/21 (Call 12/01/17)	25	23,688
TreeHouse Foods Inc.
6.00%, 02/15/24 (Call 02/15/19)[a]	50	53,500

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. Foods Inc.
5.88%, 06/15/24 (Call 06/15/19)[a]	$25	$26,406

		735,149
FOOD SERVICE — 0.21%
Aramark Services Inc.
5.00%, 04/01/25 (Call 04/01/20)[a]	100	106,875

		106,875
FOREST PRODUCTS & PAPER — 0.16%
Cascades Inc.
5.75%, 07/15/23 (Call 07/15/18)[a]	50	52,500
Resolute Forest Products Inc.
5.88%, 05/15/23 (Call 12/01/17)	25	25,281

		77,781
GAS — 0.30%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	25	25,563
5.88%, 08/20/26 (Call 05/20/26)	75	78,000
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)	50	47,375

		150,938
HAND & MACHINE TOOLS — 0.05%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 12/01/17)[a]	25	23,688

		23,688
HEALTH CARE — PRODUCTS — 1.15%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)[a]	75	76,500
9.00%, 10/01/25 (Call 10/01/20)[a]	75	75,756
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	50	47,750
Greatbatch Ltd.
9.13%, 11/01/23 (Call 11/01/18)[a]	25	27,062
Hill-Rom Holdings Inc.
5.75%, 09/01/23 (Call 09/01/18)[a]	25	26,313
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a]	50	52,187
Immucor Inc.
11.13%, 02/15/22 (Call 08/15/18)[a]	25	26,250

Security	Principal (000s)	Value
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a]	$25	$26,063
12.50%, 11/01/21 (Call 05/01/19)[a]	25	27,812
Mallinckrodt International Finance SA
4.75%, 04/15/23	25	21,063
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 04/15/25 (Call 04/15/20)[a]	50	44,875
5.75%, 08/01/22 (Call 12/01/17)[a]	50	48,937
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[a]	50	50,062
Sterigenics-Nordion Holdings LLC
6.50%, 05/15/23 (Call 05/15/18)[a]	25	26,063

		576,693
HEALTH CARE — SERVICES — 5.85%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)	50	51,350
Air Medical Group Holdings Inc.
6.38%, 05/15/23 (Call 05/15/18)[a]	25	24,125
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	100	104,750
4.75%, 01/15/25 (Call 01/15/20)	75	77,437
CHS/Community Health Systems Inc.
6.25%, 03/31/23 (Call 03/31/20)	150	144,375
6.88%, 02/01/22 (Call 02/01/18)	150	108,562
7.13%, 07/15/20 (Call 12/01/17)	50	43,375
DaVita Inc.
5.13%, 07/15/24 (Call 07/15/19)	175	175,437
Envision Healthcare Corp.
5.63%, 07/15/22 (Call 12/01/17)	100	101,750
HCA Inc.
4.75%, 05/01/23	100	104,625
5.00%, 03/15/24	150	158,062
5.25%, 04/15/25	100	106,500
5.38%, 02/01/25	100	103,125
5.50%, 06/15/47 (Call 12/15/46)	50	50,875
5.88%, 02/15/26 (Call 08/15/25)	100	105,125
6.50%, 02/15/20	250	269,375
7.50%, 02/15/22	150	170,250
HealthSouth Corp.
5.75%, 11/01/24 (Call 12/01/17)	75	76,781

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Kindred Healthcare Inc.
8.75%, 01/15/23 (Call 01/15/18)	$50	$48,750
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)	50	50,188
Molina Healthcare Inc.
5.38%, 11/15/22 (Call 08/15/22)	50	52,025
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a]	75	80,719
Opal Acquisition Inc.
10.00%, 10/01/24 (Call 07/01/19)[a]	25	21,438
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (Call 05/01/19)[a]	25	26,250
SP Finco LLC
6.75%, 07/01/25 (Call 07/01/20)[a]	9	8,213
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)[a]	100	98,375
5.13%, 05/01/25 (Call 05/01/20)[a]	50	48,688
6.00%, 10/01/20	200	210,000
7.00%, 08/01/25 (Call 08/01/20)[a]	25	22,906
8.13%, 04/01/22	200	201,000
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	50	52,625
West Street Merger Sub Inc.
6.38%, 09/01/25 (Call 09/01/20)[a]	25	25,344

		2,922,400
HOLDING COMPANIES — DIVERSIFIED — 0.10%
HRG Group Inc.
7.88%, 07/15/19 (Call 12/01/17)	50	50,500

		50,500
HOME BUILDERS — 1.84%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.75%, 08/01/25 (Call 08/01/20)[a]	25	24,750
AV Homes Inc.
6.63%, 05/15/22 (Call 05/15/19)	25	25,961
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)[a]	5	4,994
6.75%, 03/15/25 (Call 03/15/20)	25	26,445
Brookfield Residential Properties Inc.
6.38%, 05/15/25 (Call 05/15/20)[a]	25	26,188

Security	Principal (000s)	Value
CalAtlantic Group Inc.
5.25%, 06/01/26 (Call 12/01/25)	$50	$53,250
8.38%, 01/15/21	50	58,187
Century Communities Inc.
5.88%, 07/15/25 (Call 07/15/20)[a]	17	17,170
K Hovnanian Enterprises Inc.
10.50%, 07/15/24 (Call 07/15/20)[a]	25	27,875
KB Home
7.00%, 12/15/21 (Call 09/15/21)	50	56,375
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	75	77,625
4.50%, 04/30/24 (Call 01/31/24)	100	103,000
M/I Homes Inc.
5.63%, 08/01/25 (Call 08/01/20)	25	25,406
Mattamy Group Corp.
6.88%, 12/15/23 (Call 12/15/19)[a]	50	52,500
MDC Holdings Inc.
6.00%, 01/15/43 (Call 10/15/42)	25	23,924
Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)	25	25,281
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	25	26,031
5.00%, 01/15/27 (Call 10/15/26)	50	52,500
Shea Homes LP/Shea Homes Funding Corp.
6.13%, 04/01/25 (Call 04/01/20)[a]	25	26,000
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)[a]	50	52,188
Toll Brothers Finance Corp.
4.88%, 11/15/25 (Call 08/15/25)	50	52,437
TRI Pointe Group Inc./TRI Pointe Homes Inc.
5.88%, 06/15/24	50	54,125
William Lyon Homes Inc.
5.88%, 01/31/25 (Call 01/31/20)	25	25,500

		917,712
HOME FURNISHINGS — 0.10%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)	50	51,500

		51,500

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.36%
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a]	$50	$48,063
Prestige Brands Inc.
6.38%, 03/01/24 (Call 03/01/19)[a]	25	26,625
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)	100	106,218

		180,906
HOUSEWARES — 0.05%
American Greetings Corp.
7.88%, 02/15/25 (Call 02/15/20)[a]	25	27,165

		27,165
INSURANCE — 0.66%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
8.25%, 08/01/23 (Call 08/01/18)[a]	25	26,625
AssuredPartners Inc.
7.00%, 08/15/25 (Call 08/15/20)[a]	25	26,062
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	25	26,562
Genworth Holdings Inc.
4.80%, 02/15/24	25	21,268
4.90%, 08/15/23	28	23,722
7.63%, 09/24/21	50	48,250
MGIC Investment Corp.
5.75%, 08/15/23	25	27,500
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	50	51,250
USIS Merger Sub Inc.
6.88%, 05/01/25 (Call 05/01/20)[a]	25	25,938
Voya Financial Inc. VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[c]	50	52,750

		329,927
INTERNET — 1.18%
EIG Investors Corp.
10.88%, 02/01/24 (Call 02/01/19)	25	27,625
Match Group Inc.
6.38%, 06/01/24 (Call 06/01/19)	50	54,312
Netflix Inc.
5.50%, 02/15/22	50	53,562
5.88%, 02/15/25	100	107,960

Security	Principal (000s)	Value
Symantec Corp.
5.00%, 04/15/25 (Call 04/15/20)[a]	$100	$104,500
TIBCO Software Inc.
11.38%, 12/01/21 (Call 12/01/17)[a]	25	27,313
VeriSign Inc.
5.25%, 04/01/25 (Call 01/01/25)	50	54,250
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[a]	75	79,031
6.00%, 04/01/23 (Call 04/01/18)	75	78,844

		587,397
IRON & STEEL — 1.20%
AK Steel Corp.
6.38%, 10/15/25 (Call 10/15/20)	25	24,625
7.00%, 03/15/27 (Call 03/15/22)	25	25,188
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	50	51,437
ArcelorMittal
6.75%, 02/25/22	125	143,750
7.50%, 10/15/39	100	124,875
Baffinland Iron Mines Corp.
12.00%, 02/01/22 (Call 02/01/21)[a]	25	26,125
Cleveland-Cliffs Inc.
5.75%, 03/01/25 (Call 03/01/20)[a]	75	72,656
Commercial Metals Co.
5.38%, 07/15/27 (Call 07/15/22)	25	25,812
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 12/01/17)[a]	25	25,969
U.S. Steel Corp.
6.88%, 08/15/25 (Call 08/15/20)	50	50,719
7.38%, 04/01/20	25	27,281

		598,437
LEISURE TIME — 0.30%
24 Hour Fitness Worldwide Inc.
8.00%, 06/01/22 (Call 12/01/17)[a]	25	23,125
Constellation Merger Sub Inc.
8.50%, 09/15/25 (Call 09/15/20)[a]	25	24,875
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a]	50	52,375
Silversea Cruise Finance Ltd.
7.25%, 02/01/25 (Call 02/01/20)[a]	25	26,812

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)[a]	$25	$25,188

		152,375
LODGING — 1.59%
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)	50	54,875
CRC Escrow Issuer LLC/CRC Finco Inc.
5.25%, 10/15/25 (Call 10/15/20)[a]	100	100,655
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[a]	25	27,000
10.75%, 09/01/24 (Call 09/01/19)[a]	25	26,844
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	100	103,125
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[a]	50	53,375
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	25	25,000
6.63%, 12/15/21	150	167,625
8.63%, 02/01/19	50	53,563
Station Casinos LLC
5.00%, 10/01/25 (Call 10/01/20)[a]	25	25,031
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
5.88%, 05/15/25 (Call 05/15/20)[a]	25	24,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 03/01/25 (Call 12/01/24)[a]	125	131,406

		792,874
MACHINERY — 0.64%
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 03/15/24 (Call 03/15/20)[a]	50	54,250
Cloud Crane LLC
10.13%, 08/01/24 (Call 08/01/19)[a]	25	28,250
CNH Industrial Capital LLC
4.88%, 04/01/21	50	53,330
CNH Industrial NV
4.50%, 08/15/23	50	52,875

Security	Principal (000s)	Value
SPX FLOW Inc.
5.88%, 08/15/26 (Call 08/15/21)[a]	$25	$26,562
Terex Corp.
5.63%, 02/01/25 (Call 02/01/20)[a]	25	26,500
Vertiv Group Corp.
9.25%, 10/15/24 (Call 10/15/19)[a]	50	54,750
Xerium Technologies Inc.
9.50%, 08/15/21 (Call 08/15/18)	25	25,680

		322,197
MANUFACTURING — 0.77%
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/18)[a]	50	51,625
Bombardier Inc.
6.13%, 01/15/23[a]	100	99,875
7.50%, 03/15/25 (Call 03/15/20)[a]	100	103,250
8.75%, 12/01/21[a]	50	55,625
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 11/16/17)[a]	50	51,437
LSB Industries Inc.
8.50%, 08/01/19 (Call 12/01/17)[e]	25	24,500

		386,312
MEDIA — 9.02%
Altice Financing SA
7.50%, 05/15/26 (Call 05/15/21)[a]	250	274,062
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[a]	200	217,000
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	50	51,313
5.00%, 04/01/24 (Call 04/01/20)	100	101,875
Block Communications Inc.
6.88%, 02/15/25 (Call 02/15/20)[a]	25	27,000
Cablevision Systems Corp.
8.00%, 04/15/20	50	55,375
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/28 (Call 08/01/22)[a]	25	24,813
5.13%, 05/01/23 (Call 05/01/18)[a]	200	208,500
5.13%, 05/01/27 (Call 05/01/22)[a]	200	202,000
5.75%, 02/15/26 (Call 02/15/21)[a]	150	156,825
Cengage Learning Inc.
9.50%, 06/15/24 (Call 06/15/19)[a]	25	22,531

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/17)[a]	$100	$101,750
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 05/01/47 (Call 11/01/46)[a]	25	25,309
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 12/01/17)	100	103,500
Series B
7.63%, 03/15/20 (Call 12/01/17)	100	99,875
CSC Holdings LLC
5.25%, 06/01/24	100	99,562
10.88%, 10/15/25 (Call 10/15/20)[a]	200	245,000
DISH DBS Corp.
5.13%, 05/01/20	150	153,375
5.88%, 07/15/22	150	150,844
5.88%, 11/15/24	100	99,875
7.75%, 07/01/26	75	82,031
EW Scripps Co. (The)
5.13%, 05/15/25 (Call 05/15/20)[a]	25	25,688
Gray Television Inc.
5.88%, 07/15/26 (Call 07/15/21)[a]	50	51,250
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/17)	75	55,312
9.00%, 03/01/21 (Call 12/01/17)	100	71,875
10.63%, 03/15/23 (Call 03/15/18)	75	53,812
11.25%, 03/01/21 (Call 12/01/17)	50	35,875
Lee Enterprises Inc.
9.50%, 03/15/22 (Call 03/15/18)[a]	25	25,813
Liberty Interactive LLC
8.25%, 02/01/30	25	27,500
McClatchy Co. (The)
6.88%, 03/15/29	25	21,688
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
7.88%, 05/15/24 (Call 05/15/19)[a]	25	25,156
MHGE Parent LLC/MHGE Parent Finance Inc.
8.50% (9.25% PIK), 08/01/19 (Call 12/01/17)[a,b]	25	24,969
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[a]	50	51,250

Security	Principal (000s)	Value
Quebecor Media Inc.
5.75%, 01/15/23	$50	$54,250
Radiate Holdco LLC/Radiate Finance Inc.
6.63%, 02/15/25 (Call 02/15/20)[a]	25	24,563
SFR Group SA
7.38%, 05/01/26 (Call 05/01/21)[a]	250	268,750
Sinclair Television Group Inc.
5.63%, 08/01/24 (Call 08/01/19)[a]	100	101,500
Sirius XM Radio Inc.
5.00%, 08/01/27 (Call 08/01/22)[a]	100	100,875
6.00%, 07/15/24 (Call 07/15/19)[a]	150	160,125
TEGNA Inc.
5.50%, 09/15/24 (Call 09/15/19)[a]	100	104,750
Time Inc.
5.75%, 04/15/22 (Call 12/01/17)[a]	25	25,219
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)	50	51,875
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a]	200	213,080
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	150	151,875
Urban One Inc.
7.38%, 04/15/22 (Call 04/15/18)[a]	25	25,094
Viacom Inc.
VRN, (3 mo. LIBOR US + 3.899%)
6.25%, 02/28/57 (Call 02/28/27)[c]	50	49,400
Videotron Ltd.
5.13%, 04/15/27 (Call 04/15/22)[a]	50	52,562
Ziggo Secured Finance BV
5.50%, 01/15/27 (Call 01/15/22)[a]	150	153,000

		4,509,521
METAL FABRICATE & HARDWARE — 0.37%
Grinding Media Inc./Moly-Cop AltaSteel Ltd.
7.38%, 12/15/23 (Call 12/15/19)[a]	50	54,375
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a]	100	103,062
Zekelman Industries Inc.
9.88%, 06/15/23 (Call 06/15/19)[a]	25	28,250

		185,687

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MINING — 2.48%
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)	$25	$24,952
Constellium NV
8.00%, 01/15/23 (Call 01/15/18)[a]	250	267,812
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/01/17)[a]	25	24,875
FMG Resources August 2006 Pty Ltd.
5.13%, 05/15/24 (Call 02/15/24)[a]	25	25,719
Freeport-McMoRan Inc.
3.10%, 03/15/20	50	50,063
3.88%, 03/15/23 (Call 12/15/22)	150	147,562
5.45%, 03/15/43 (Call 09/15/42)	125	117,500
Hudbay Minerals Inc.
7.63%, 01/15/25 (Call 01/15/20)[a]	50	55,125
IAMGOLD Corp.
7.00%, 04/15/25 (Call 04/15/20)[a]	25	26,250
Joseph T Ryerson & Son Inc.
11.00%, 05/15/22 (Call 05/15/19)[a]	50	56,500
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)[a]	75	75,937
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/20/17)[a]	160	166,416
New Gold Inc.
6.38%, 05/15/25 (Call 05/15/20)[a]	11	11,688
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)	50	50,469
5.40%, 02/01/43 (Call 08/01/42)	25	25,500
6.25%, 07/15/41 (Call 01/15/41)	100	114,214

		1,240,582
OFFICE & BUSINESS EQUIPMENT — 0.11%
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24 (Call 06/01/24)	50	55,375

		55,375
OIL & GAS — 8.20%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
7.88%, 12/15/24 (Call 12/15/19)[a]	25	27,250
Antero Resources Corp.
5.13%, 12/01/22 (Call 12/01/17)	150	154,125
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[a]	50	54,250

Security	Principal (000s)	Value
Baytex Energy Corp.
5.63%, 06/01/24 (Call 06/01/19)[a]	$25	$23,250
Bill Barrett Corp.
7.00%, 10/15/22 (Call 12/01/17)	25	24,250
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[a]	75	49,500
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/19)	25	26,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 12/01/17)	75	73,406
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 12/01/17)[a]	25	25,438
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)	50	50,875
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/01/17)	50	46,250
5.75%, 03/15/23	25	22,813
8.00%, 01/15/25 (Call 01/15/20)[a]	100	100,000
Citgo Holding Inc.
10.75%, 02/15/20[a]	100	108,000
Comstock Resources Inc.
10.00% (12.25% PIK), 03/15/20 (Call 12/01/17)[b]	25	25,875
Continental Resources Inc./OK
4.50%, 04/15/23 (Call 01/15/23)	200	202,500
Covey Park Energy LLC/Covey Park Finance Corp.
7.50%, 05/15/25 (Call 05/15/20)[a]	25	25,937
CrownRock LP/CrownRock Finance Inc.
5.63%, 10/15/25 (Call 10/15/20)[a]	50	50,769
CVR Refining LLC/Coffeyville Finance Inc.
6.50%, 11/01/22 (Call 12/01/17)	25	25,688
Denbury Resources Inc.
5.50%, 05/01/22 (Call 12/01/17)	50	31,375
9.00%, 05/15/21 (Call 12/15/18)[a]	25	24,438
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)	50	37,500
7.88%, 08/15/25 (Call 05/15/25)	25	26,750
Diamondback Energy Inc.
5.38%, 05/31/25 (Call 05/31/20)	50	51,937

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Eclipse Resources Corp.
8.88%, 07/15/23 (Call 07/15/18)	$25	$25,531
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	25	25,313
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	75	61,500
4.70%, 03/15/21	50	48,250
5.75%, 10/01/44 (Call 04/01/44)	50	34,125
EP Energy LLC/Everest Acquisition Finance Inc.
8.00%, 11/29/24 (Call 11/30/19)[a]	25	25,500
8.00%, 02/15/25 (Call 02/15/20)[a]	50	37,000
9.38%, 05/01/20 (Call 12/01/17)	50	41,984
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (Call 05/15/20)[a]	50	53,250
Great Western Petroleum LLC/Great Western Finance Corp.
9.00%, 09/30/21 (Call 03/31/19)[a]	25	25,625
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)	50	50,000
6.38%, 01/15/26 (Call 01/15/21)[a]	25	25,250
Halcon Resources Corp.
6.75%, 02/15/25 (Call 02/15/20)[a]	25	25,563
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/01/25 (Call 04/01/20)[a]	50	51,187
Jonah Energy LLC/Jonah Energy Finance Corp.
7.25%, 10/15/25 (Call 10/15/20)[a]	50	50,000
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 12/01/17)	25	19,438
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 12/01/17)[a]	50	35,625
Laredo Petroleum Inc.
6.25%, 03/15/23 (Call 03/15/18)	25	25,938
Matador Resources Co.
6.88%, 04/15/23 (Call 04/15/18)	25	26,437
MEG Energy Corp.
6.50%, 01/15/25 (Call 01/15/20)[a]	25	24,875
7.00%, 03/31/24 (Call 09/30/18)[a]	75	68,062
Murphy Oil Corp.
6.13%, 12/01/42 (Call 06/01/42)	25	24,656
6.88%, 08/15/24 (Call 08/15/19)	75	80,625

Security	Principal (000s)	Value
Murphy Oil USA Inc.
5.63%, 05/01/27 (Call 05/01/22)	$25	$26,500
Nabors Industries Inc.
5.00%, 09/15/20	50	50,500
5.50%, 01/15/23 (Call 11/15/22)	50	47,687
Newfield Exploration Co.
5.63%, 07/01/24	100	108,125
Noble Holding International Ltd.
5.25%, 03/15/42	100	63,500
7.75%, 01/15/24 (Call 10/15/23)	50	44,750
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 12/01/17)	25	16,625
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 12/01/17)	75	76,875
Parker Drilling Co.
6.75%, 07/15/22 (Call 01/15/18)	25	20,313
Parsley Energy LLC/Parsley Finance Corp.
5.38%, 01/15/25 (Call 01/15/20)[a]	50	50,750
5.63%, 10/15/27 (Call 10/15/22)[a]	25	25,797
PBF Holding Co. LLC/PBF Finance Corp.
7.25%, 06/15/25 (Call 06/15/20)[a]	50	51,687
PDC Energy Inc.
6.13%, 09/15/24 (Call 09/15/19)	25	26,094
Precision Drilling Corp.
7.75%, 12/15/23 (Call 12/15/19)	50	51,250
Pride International LLC
6.88%, 08/15/20	25	25,688
QEP Resources Inc.
5.38%, 10/01/22 (Call 07/01/22)	75	74,437
Range Resources Corp.
5.00%, 03/15/23 (Call 12/15/22)	100	98,998
Rowan Companies Inc.
5.85%, 01/15/44 (Call 07/15/43)	25	20,125
7.38%, 06/15/25 (Call 03/15/25)	50	50,374
RSP Permian Inc.
6.63%, 10/01/22 (Call 12/01/17)	50	52,562
Sable Permian Resources Land LLC
13.00%, 11/30/20 (Call 11/30/18)[a]	25	29,000
Sable Permian Resources LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 12/01/17)[a]	50	42,875

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)	$75	$62,625
Seven Generations Energy Ltd.
6.88%, 06/30/23 (Call 06/30/18)[a]	50	53,375
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)	125	119,375
Southwestern Energy Co.
6.70%, 01/23/25 (Call 10/23/24)	50	51,125
7.75%, 10/01/27 (Call 10/01/22)	50	52,000
Sunoco LP/Sunoco Finance Corp.
6.25%, 04/15/21 (Call 04/15/18)	75	78,562
Tapstone Energy LLC/Tapstone Energy Finance Corp.
9.75%, 06/01/22 (Call 06/01/20)[a]	25	22,438
Transocean Inc.
6.80%, 03/15/38	75	60,937
9.00%, 07/15/23 (Call 07/15/20)[a]	100	108,500
Ultra Resources Inc.
7.13%, 04/15/25 (Call 04/15/20)[a]	50	49,875
Unit Corp.
6.63%, 05/15/21 (Call 12/01/17)	25	25,094
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)	75	75,562
WildHorse Resource Development Corp.
6.88%, 02/01/25 (Call 02/01/20)[a]	25	24,813
WPX Energy Inc.
8.25%, 08/01/23 (Call 06/01/23)	75	84,469

		4,097,172
OIL & GAS SERVICES — 0.97%
Archrock Partners LP/Archrock Partners Finance Corp.
6.00%, 10/01/22 (Call 04/01/18)	25	24,844
Bristow Group Inc.
6.25%, 10/15/22 (Call 12/01/17)	25	17,844
Calfrac Holdings LP
7.50%, 12/01/20 (Call 12/01/17)[a]	25	24,500
Forum Energy Technologies Inc.
6.25%, 10/01/21 (Call 12/01/17)	25	24,937
FTS International Inc.
6.25%, 05/01/22 (Call 12/01/17)	25	24,250
PHI Inc.
5.25%, 03/15/19 (Call 12/01/17)	25	24,750

Security	Principal (000s)	Value
SESI LLC
7.13%, 12/15/21 (Call 12/01/17)	$50	$51,125
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (Call 10/15/20)[a]	45	48,487
Trinidad Drilling Ltd.
6.63%, 02/15/25 (Call 02/15/20)[a]	25	24,313
Weatherford International Ltd.
6.75%, 09/15/40	25	20,906
7.00%, 03/15/38	50	43,500
7.75%, 06/15/21 (Call 05/15/21)	75	77,250
9.88%, 02/15/24 (Call 11/15/23)	75	80,250

		486,956
PACKAGING & CONTAINERS — 2.43%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
7.25%, 05/15/24 (Call 05/15/19)[a]	250	274,687
Ball Corp.
4.00%, 11/15/23	125	128,437
5.00%, 03/15/22	50	54,000
Berry Global Inc.
5.13%, 07/15/23 (Call 07/15/18)	50	52,500
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)[a]	50	52,125
7.25%, 04/15/25 (Call 04/15/20)[a]	50	51,875
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	100	104,110
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)[a]	25	25,844
Owens-Brockway Glass Container Inc.
5.88%, 08/15/23[a]	50	54,875
Plastipak Holdings Inc.
6.25%, 10/15/25 (Call 10/15/20)[a]	25	25,495
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[a]	50	52,055
5.75%, 10/15/20 (Call 12/01/17)	200	203,502
7.00%, 07/15/24 (Call 07/15/19)[a]	50	53,375
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[a]	50	53,000
5.13%, 12/01/24 (Call 09/01/24)[a]	25	26,813

		1,212,693

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
PHARMACEUTICALS — 1.77%
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[a]	$200	$162,000
Valeant Pharmaceuticals International Inc.
5.50%, 11/01/25 (Call 11/01/20)[a]	31	31,697
5.63%, 12/01/21 (Call 12/01/17)[a]	100	91,125
5.88%, 05/15/23 (Call 05/15/18)[a]	250	211,250
7.00%, 03/15/24 (Call 03/15/20)[a]	150	162,375
7.50%, 07/15/21 (Call 12/01/17)[a]	200	196,750
Vizient Inc.
10.38%, 03/01/24 (Call 03/01/19)[a]	25	28,500

		883,697
PIPELINES — 3.32%
American Midstream Partners LP/American Midstream Finance Corp.
8.50%, 12/15/21 (Call 12/15/18)[a]	25	25,875
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
6.25%, 10/15/22 (Call 10/15/18)	150	159,750
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 09/15/19)	25	26,000
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (Call 12/01/17)[a]	25	26,063
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (Call 01/01/24)	150	171,187
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)[a]	50	51,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 04/01/23 (Call 04/01/18)	50	52,000
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	50	49,625
5.35%, 03/15/20[a]	75	78,187
6.75%, 09/15/37[a]	50	53,750
Energy Transfer Equity LP
5.88%, 01/15/24 (Call 10/15/23)	150	162,750
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25 (Call 10/01/20)	50	50,625

Security	Principal (000s)	Value
6.75%, 08/01/22 (Call 08/01/18)	$50	$51,625
NGPL PipeCo LLC
4.88%, 08/15/27 (Call 02/15/27)[a]	75	77,625
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	50	52,750
PBF Logistics LP/PBF Logistics Finance Corp.
6.88%, 05/15/23 (Call 05/15/18)	25	25,875
Rockies Express Pipeline LLC
6.88%, 04/15/40[a]	25	27,875
SemGroup Corp.
6.38%, 03/15/25 (Call 03/15/20)[a]	50	49,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 04/15/20)	25	25,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)[a]	50	51,688
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/17)	100	101,000
5.13%, 02/01/25 (Call 02/01/20)	75	77,250
Williams Companies Inc. (The)
4.55%, 06/24/24 (Call 03/24/24)	150	156,750
5.75%, 06/24/44 (Call 12/24/43)	50	53,000

		1,657,500
REAL ESTATE — 0.31%
Crescent Communities LLC/Crescent Ventures Inc.
8.88%, 10/15/21 (Call 10/15/18)[a]	25	26,562
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 03/15/20)[a]	50	51,375
Kennedy-Wilson Inc.
5.88%, 04/01/24 (Call 04/01/19)	25	25,938
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 12/01/21 (Call 12/01/17)[a]	50	51,750

		155,625
REAL ESTATE INVESTMENT TRUSTS — 1.80%
CyrusOne LP/CyrusOne Finance Corp.
5.00%, 03/15/24 (Call 03/15/20)[a]	50	52,437
Equinix Inc.
5.38%, 05/15/27 (Call 05/15/22)	100	107,125

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a]	$50	$51,687
Felcor Lodging LP
6.00%, 06/01/25 (Call 06/01/20)	25	26,938
GEO Group Inc. (The)
5.88%, 10/15/24 (Call 10/15/19)	50	52,265
Iron Mountain Inc.
4.88%, 09/15/27 (Call 09/15/22)[a]	50	50,641
6.00%, 08/15/23 (Call 08/15/18)	65	68,412
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	100	102,125
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
5.63%, 05/01/24 (Call 02/01/24)	100	108,000
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27 (Call 10/15/22)	100	102,750
QCP SNF West/Central/East/AL REIT LLC
8.13%, 11/01/23 (Call 11/01/19)[a]	25	26,000
SBA Communications Corp.
4.88%, 09/01/24 (Call 09/01/19)	50	51,375
Starwood Property Trust Inc.
5.00%, 12/15/21 (Call 09/15/21)	25	26,188
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a]	25	25,031
8.25%, 10/15/23 (Call 04/15/19)	50	48,125

		899,099
RETAIL — 3.78%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[a]	125	125,900
5.00%, 10/15/25 (Call 10/15/20)[a]	25	25,469
Asbury Automotive Group Inc.
6.00%, 12/15/24 (Call 12/15/19)	25	26,375
Beacon Escrow Corp.
4.88%, 11/01/25 (Call 11/01/20)[a]	50	50,610
Brinker International Inc.
3.88%, 05/15/23	25	24,625
Claire's Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[a]	25	15,313

Security	Principal (000s)	Value
Cumberland Farms Inc.
6.75%, 05/01/25 (Call 05/01/20)[a]	$25	$26,562
Dollar Tree Inc.
5.75%, 03/01/23 (Call 03/01/18)	100	104,875
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp.
8.00%, 06/01/21 (Call 12/01/17)[a]	25	25,125
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 01/15/22 (Call 12/01/17)	50	47,375
GameStop Corp.
6.75%, 03/15/21 (Call 03/15/18)[a]	25	26,156
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[a]	25	25,438
8.75%, 10/01/25 (Call 10/01/20)[a]	25	25,688
Group 1 Automotive Inc.
5.00%, 06/01/22 (Call 12/01/17)	50	51,610
Guitar Center Inc.
6.50%, 04/15/19 (Call 12/01/17)[a]	25	23,250
Hot Topic Inc.
9.25%, 06/15/21 (Call 12/01/17)[a]	25	20,750
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/19)[a]	25	23,976
7.40%, 04/01/37	50	30,500
Jo-Ann Stores Holdings Inc.
9.75% (10.50% PIK), 10/15/19 (Call 12/01/17)ab	25	24,469
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.25%, 06/01/26 (Call 06/01/21)[a]	100	106,265
L Brands Inc.
6.63%, 04/01/21	20	22,025
6.88%, 11/01/35	100	99,250
7.00%, 05/01/20	100	109,875
Men's Wearhouse Inc. (The)
7.00%, 07/01/22 (Call 12/01/17)	25	23,750
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[a]	50	29,500
New Albertson's Inc.
7.45%, 08/01/29	50	41,375
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)	50	51,500
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[a]	50	43,625
7.13%, 03/15/23 (Call 03/15/18)[a]	100	76,250

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
QVC Inc.
4.38%, 03/15/23	$100	$104,176
5.45%, 08/15/34 (Call 02/15/34)	25	24,895
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a]	50	46,500
6.75%, 06/15/21 (Call 12/01/17)	100	99,375
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 12/01/20)	50	49,625
Signet UK Finance PLC
4.70%, 06/15/24 (Call 03/15/24)	25	24,898
Sonic Automotive Inc.
6.13%, 03/15/27 (Call 03/15/22)	25	25,812
Staples Inc.
8.50%, 09/15/25 (Call 09/15/20)[a]	50	44,125
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.88%, 03/01/27 (Call 03/01/22)	50	49,625
Tops Holding LLC/Tops Markets II Corp.
8.00%, 06/15/22 (Call 06/15/18)[a]	25	15,000
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	50	51,312
6.88%, 11/15/37	25	27,500

		1,890,324
SEMICONDUCTORS — 1.37%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 07/01/19)	25	26,438
Amkor Technology Inc.
6.38%, 10/01/22 (Call 12/01/17)	25	25,781
Micron Technology Inc.
5.25%, 01/15/24 (Call 05/01/18)[a]	100	105,125
NXP BV/NXP Funding LLC
4.13%, 06/01/21[a]	240	250,800
Qorvo Inc.
7.00%, 12/01/25 (Call 12/01/20)	50	56,952
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (Call 02/15/21)[a]	200	219,000

		684,096
SOFTWARE — 3.05%
Ascend Learning LLC
6.88%, 08/01/25 (Call 08/01/20)[a]	19	19,903

Security	Principal (000s)	Value
Blackboard Inc.
9.75%, 10/15/21 (Call 04/15/18)[a]	$25	$22,250
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[a]	100	102,375
Camelot Finance SA
7.88%, 10/15/24 (Call 10/15/19)[a]	25	26,875
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)[a]	50	52,125
Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[a]	50	51,125
CURO Financial Technologies Corp.
12.00%, 03/01/22 (Call 03/01/19)[a]	25	27,375
First Data Corp.
5.75%, 01/15/24 (Call 01/15/19)[a]	200	209,250
7.00%, 12/01/23 (Call 12/01/18)[a]	150	160,503
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Ho
10.00%, 11/30/24 (Call 11/30/19)[a]	25	28,219
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)	100	104,250
Informatica LLC
7.13%, 07/15/23 (Call 07/15/18)[a]	25	25,438
j2 Cloud Services LLC/j2 Global Co-Obligor Inc.
6.00%, 07/15/25 (Call 07/15/20)[a]	50	52,625
Nuance Communications Inc.
5.63%, 12/15/26 (Call 12/15/21)[a]	25	26,562
Open Text Corp.
5.88%, 06/01/26 (Call 06/01/21)[a]	50	54,187
Quintiles IMS Inc.
4.88%, 05/15/23 (Call 05/15/18)[a]	100	104,000
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a]	50	52,656
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[a]	100	114,000
Sophia LP/Sophia Finance Inc.
9.00%, 09/30/23 (Call 09/30/18)[a]	25	25,938
SS&C Technologies Holdings Inc.
5.88%, 07/15/23 (Call 07/15/18)	50	52,812

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)[a]	$200	$212,500

		1,524,968
TELECOMMUNICATIONS — 9.40%
Anixter Inc.
5.50%, 03/01/23	50	54,625
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)	125	121,875
5.80%, 03/15/22	100	101,500
7.65%, 03/15/42	50	45,625
Series V
5.63%, 04/01/20	50	52,125
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 09/15/19)[a]	25	24,938
CommScope Technologies LLC
6.00%, 06/15/25 (Call 06/15/20)[a]	125	132,031
Consolidated Communications Inc.
6.50%, 10/01/22 (Call 12/01/17)	25	24,500
Embarq Corp.
8.00%, 06/01/36	75	75,656
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	75	61,500
8.13%, 10/01/18	25	25,463
8.50%, 04/15/20	50	49,437
9.00%, 08/15/31	50	38,875
10.50%, 09/15/22 (Call 06/15/22)	100	87,250
11.00%, 09/15/25 (Call 06/15/25)	200	169,750
GCI Inc.
6.88%, 04/15/25 (Call 04/15/20)	25	27,063
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc.
12.50%, 07/01/22 (Call 07/01/19)[a]	50	56,687
GTT Communications Inc.
7.88%, 12/31/24 (Call 12/31/19)[a]	25	26,656
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/17)[a]	25	25,875
Hughes Satellite Systems Corp.
5.25%, 08/01/26	50	51,129
6.63%, 08/01/26	50	52,750
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/01/17)[a]	100	102,020
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	150	127,875

Security	Principal (000s)	Value
7.50%, 04/01/21 (Call 12/01/17)	$150	$142,125
8.00%, 02/15/24 (Call 02/15/19)[a]	50	53,000
Intelsat Luxembourg SA
8.13%, 06/01/23 (Call 06/01/18)	75	45,516
Level 3 Financing Inc.
5.38%, 01/15/24 (Call 01/15/19)	100	103,875
5.63%, 02/01/23 (Call 02/01/18)	150	154,875
Nokia OYJ
4.38%, 06/12/27	25	25,000
6.63%, 05/15/39	25	28,538
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[a]	25	26,063
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[a]	200	214,500
SoftBank Group Corp.
4.50%, 04/15/20[a]	200	206,560
Sprint Capital Corp.
6.88%, 11/15/28	200	213,375
Sprint Communications Inc.
7.00%, 03/01/20[a]	100	108,500
9.00%, 11/15/18[a]	100	106,125
Sprint Corp.
7.25%, 09/15/21	150	163,500
7.88%, 09/15/23	350	391,125
T-Mobile USA Inc.
6.00%, 03/01/23 (Call 09/01/18)	200	210,750
6.38%, 03/01/25 (Call 09/01/19)	150	162,000
6.50%, 01/15/26 (Call 01/15/21)	100	110,637
Telecom Italia Capital SA
6.00%, 09/30/34	125	140,041
Telecom Italia SpA/Milano
5.30%, 05/30/24[a]	200	215,500
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	25	25,178
Telesat Canada/Telesat LLC
8.88%, 11/15/24 (Call 11/15/19)[a]	25	28,000
U.S. Cellular Corp.
6.70%, 12/15/33	25	26,375
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/20)[a]	25	25,281
Wind Tre SpA
5.00%, 01/20/26 (Call 11/03/20)[a]	200	201,298

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	$50	$36,375

		4,699,317
TRANSPORTATION — 0.72%
CEVA Group PLC
7.00%, 03/01/21 (Call 11/13/17)[a]	100	95,750
Hornbeck Offshore Services Inc.
5.88%, 04/01/20 (Call 12/01/17)	25	16,500
Kenan Advantage Group Inc. (The)
7.88%, 07/31/23 (Call 07/31/18)[a]	25	25,938
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc.
8.13%, 11/15/21 (Call 12/01/17)[a]	25	22,000
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/04/17)[a]	25	20,500
Neovia Logistics Services LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 12/01/17)[a]	25	21,000
Teekay Corp.
8.50%, 01/15/20	25	25,281
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)[a]	25	26,312
6.50%, 06/15/22 (Call 06/15/18)[a]	100	104,910

		358,191
TRUCKING & LEASING — 0.36%
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (Call 03/15/20)[a]	25	26,188
Park Aerospace Holdings Ltd.
5.25%, 08/15/22[a]	100	104,000
5.50%, 02/15/24[a]	50	51,875

		182,063

TOTAL CORPORATE BONDS & NOTES
(Cost: $46,247,031)		46,099,155

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 8.80%

MONEY MARKET FUNDS — 8.80%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[f,g]	4,399	$4,399,009

		4,399,009

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,399,009)		4,399,009

TOTAL INVESTMENTS IN SECURITIES — 101.00%
(Cost: $50,646,040)[h]		50,498,164
Other Assets, Less Liabilities — (1.00)%		(501,264)

NET ASSETS — 100.00%		$49,996,900

VRN — Variable Rate Note

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Payment-in-kind ("PIK") bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Security is perpetual in nature with no stated maturity date.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $50,646,040. Net unrealized depreciation was $147,876, of which $66,371 represented gross unrealized appreciation on investments and $214,247 represented gross unrealized depreciation on investments.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BROAD USD HIGH YIELD CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/25/17 [a] (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	4,399	[c]	—	4,399	$4,399,009	$—	$—	$795

[a]	The Fund commenced operations on October 25, 2017.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$46,099,155	$—	$46,099,155
Money market funds	4,399,009	—	—	4,399,009

Total	$4,399,009	$46,099,155	$—	$50,498,164

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 94.86%

AEROSPACE & DEFENSE — 4.66%
Arconic Inc.
6.75%, 01/15/28	$35	$41,331
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)	150	161,026
5.90%, 02/01/27[a]	125	139,899
5.95%, 02/01/37	25	26,986
6.15%, 08/15/20	100	109,039
Leonardo U.S. Holdings Inc.
7.38%, 07/15/39[b]	100	124,211
Meccanica Holdings USA Inc.
6.25%, 07/15/19[b]	100	106,359

		708,851
AIRLINES — 0.18%
UAL 2007-1 Pass Through Trust
Series 071A
6.64%, 01/02/24	26	27,706

		27,706
APPAREL — 0.47%
Nine West Holdings Inc.
6.13%, 11/15/34	25	3,500
Under Armour Inc.
3.25%, 06/15/26 (Call 03/15/26)	75	67,323

		70,823
BANKS — 7.80%
BAC Capital Trust XI
6.63%, 05/23/36	50	62,821
Credit Agricole SA
VRN, (3 mo. LIBOR US + 6.982%)
8.38% (Call 10/13/19)[b,c,d]	100	110,414
Deutsche Bank AG
4.50%, 04/01/25[a]	200	202,864
VRN, (5 year USD Swap + 2.248%)
4.30%, 05/24/28 (Call 05/24/23)[d]	200	199,156
Dresdner Funding Trust I
8.15%, 06/30/31 (Call 06/30/29)[a,b]	100	130,623
Intesa Sanpaolo SpA
5.02%, 06/26/24[a,b]	200	204,878
RBS Capital Trust II
VRN, (3 mo. LIBOR US + 1.943%)
6.43%, (Call 01/03/34)[c,d]	25	29,500

Security	Principal (000s)	Value
Royal Bank of Scotland Group PLC
VRN, (3 mo. LIBOR US + 2.500%)
7.65%, (Call 09/30/31)[c,d]	$100	$128,229
Standard Chartered PLC
VRN, (3 mo. LIBOR US + 1.460%)
7.01%, (Call 07/30/37)[b,c,d]	100	117,265

		1,185,750
CHEMICALS — 2.85%
CF Industries Inc.
3.45%, 06/01/23[a]	175	173,198
4.95%, 06/01/43	100	91,518
5.15%, 03/15/34	25	24,907
5.38%, 03/15/44	100	96,035
HB Fuller Co.
4.00%, 02/15/27 (Call 11/15/26)	50	47,254

		432,912
COMMERCIAL SERVICES — 2.02%
ADT Corp. (The)
3.50%, 07/15/22	225	224,332
Graham Holdings Co.
7.25%, 02/01/19	50	52,956
RR Donnelley & Sons Co.
7.63%, 06/15/20[a]	28	30,492

		307,780
COMPUTERS — 3.72%
Dell Inc.
5.88%, 06/15/19	75	78,648
6.50%, 04/15/38	50	51,144
7.10%, 04/15/28	25	28,010
EMC Corp.
2.65%, 06/01/20	125	123,515
3.38%, 06/01/23 (Call 03/01/23)	175	168,849
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)	25	26,175
Series 1
5.95%, 12/01/40 (Call 06/04/40)	50	50,365
Leidos Inc.
7.13%, 07/01/32	35	39,124

		565,830
COSMETICS & PERSONAL CARE — 1.41%
Avon Products Inc.
6.60%, 03/15/20	75	73,838
7.00%, 03/15/23	50	41,580
8.95%, 03/15/43	25	18,950

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Edgewell Personal Care Co.
4.70%, 05/19/21	$50	$52,801
4.70%, 05/24/22	25	26,599

		213,768
DIVERSIFIED FINANCIAL SERVICES — 3.44%
Ally Financial Inc.
8.00%, 11/01/31	60	78,766
Navient Corp.
5.50%, 01/25/23	200	202,420
5.63%, 08/01/33	25	21,580
7.25%, 01/25/22	100	109,066
8.00%, 03/25/20	100	110,334

		522,166
ELECTRIC — 0.80%
FirstEnergy Solutions Corp.
6.80%, 08/15/39	75	37,406
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	75	68,575
6.00%, 12/15/36	25	16,313

		122,294
ELECTRONICS — 0.50%
Ingram Micro Inc.
5.45%, 12/15/24 (Call 09/15/24)[a]	75	76,586

		76,586
ENGINEERING & CONSTRUCTION — 0.34%
AECOM Global II LLC/URS Fox U.S. LP
5.00%, 04/01/22 (Call 01/01/22)	50	51,449

		51,449
FOOD — 1.14%
Safeway Inc.
7.25%, 02/01/31	75	64,835
Tesco PLC
6.15%, 11/15/37[b]	100	108,518

		173,353
HEALTH CARE — SERVICES — 0.88%
HCA Inc.
7.50%, 11/15/95	25	25,640
7.69%, 06/15/25	50	56,934
Tenet Healthcare Corp.
6.88%, 11/15/31	60	50,921

		133,495

Security	Principal (000s)	Value
HOLDING COMPANIES — DIVERSIFIED — 0.27%
Noble Group Ltd.
6.75%, 01/29/20[b]	$100	$41,375

		41,375
HOME BUILDERS — 1.78%
MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)	100	107,392
6.00%, 01/15/43 (Call 10/15/42)	35	33,891
PulteGroup Inc.
6.38%, 05/15/33	50	54,658
7.88%, 06/15/32	60	74,185

		270,126
INSURANCE — 2.35%
Genworth Holdings Inc.
4.80%, 02/15/24	175	148,787
7.63%, 09/24/21	100	96,514
Liberty Mutual Group Inc.
7.80%, 03/07/87[b]	75	95,133
Provident Financing Trust I
7.41%, 03/15/38	15	17,242

		357,676
INTERNET — 0.68%
Symantec Corp.
4.20%, 09/15/20	100	103,777

		103,777
IRON & STEEL — 4.52%
Allegheny Ludlum LLC
6.95%, 12/15/25	25	25,302
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	100	102,986
ArcelorMittal
5.75%, 08/05/20	25	27,251
6.75%, 02/25/22	150	172,450
7.25%, 03/01/41	110	134,968
7.50%, 10/15/39	75	93,643
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)	25	25,561
5.20%, 07/15/21 (Call 04/15/21)	35	36,412
Cleveland-Cliffs Inc.
6.25%, 10/01/40	25	20,403
U.S. Steel Corp.
6.65%, 06/01/37	50	48,465

		687,441

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MACHINERY — 0.25%
AGCO Corp.
5.88%, 12/01/21 (Call 09/01/21)	$35	$38,341

		38,341
MEDIA — 1.36%
Belo Corp.
7.25%, 09/15/27	60	66,958
iHeartCommunications Inc.
7.25%, 10/15/27	25	8,406
Liberty Interactive LLC
8.25%, 02/01/30	100	109,721
McClatchy Co. (The)
6.88%, 03/15/29	25	21,722

		206,807
MINING — 6.72%
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	150	148,353
3.88%, 03/15/23 (Call 12/15/22)[a]	100	98,593
4.55%, 11/14/24 (Call 08/14/24)[a]	125	124,726
5.45%, 03/15/43 (Call 09/15/42)	100	94,331
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)	75	83,240
6.88%, 09/01/41 (Call 03/01/41)	25	28,053
Teck Resources Ltd.
4.50%, 01/15/21 (Call 10/15/20)	100	104,448
4.75%, 01/15/22 (Call 10/15/21)	50	52,891
5.20%, 03/01/42 (Call 09/01/41)	60	60,153
6.00%, 08/15/40 (Call 02/15/40)	50	55,386
6.25%, 07/15/41 (Call 01/15/41)	150	171,112

		1,021,286
OIL & GAS — 15.35%
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	125	121,762
4.50%, 04/15/23 (Call 01/15/23)	275	278,710
4.90%, 06/01/44 (Call 12/01/43)	25	23,350
5.00%, 09/15/22 (Call 12/01/17)	100	101,326
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)	100	75,250
5.70%, 10/15/39	50	42,181
Energen Corp.
4.63%, 09/01/21 (Call 06/01/21)	50	50,636
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[a]	100	81,829
4.70%, 03/15/21[a]	75	72,566

Security	Principal (000s)	Value
5.20%, 03/15/25 (Call 12/15/24)	$125	$105,226
5.75%, 10/01/44 (Call 04/01/44)	75	51,187
Murphy Oil Corp.
4.70%, 12/01/22 (Call 09/01/22)[a]	75	75,172
6.13%, 12/01/42 (Call 06/01/42)	75	73,723
Nabors Industries Inc.
5.00%, 09/15/20	75	76,082
5.10%, 09/15/23 (Call 06/15/23)	50	47,453
5.50%, 01/15/23 (Call 11/15/22)[a]	125	120,067
Noble Holding International Ltd.
4.90%, 08/01/20	75	72,082
5.25%, 03/15/42	25	15,813
7.70%, 04/01/25 (Call 01/01/25)	85	74,055
8.70%, 04/01/45 (Call 10/01/44)	100	79,728
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)	25	22,176
4.88%, 06/01/22 (Call 03/01/22)	50	47,212
5.40%, 12/01/42 (Call 06/01/42)	35	26,520
5.85%, 01/15/44 (Call 07/15/43)	50	39,605
7.88%, 08/01/19	25	26,994
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	85	83,393
6.70%, 01/23/25 (Call 10/23/24)[a]	125	127,975
Transocean Inc.
6.80%, 03/15/38	175	142,452
7.50%, 04/15/31	50	44,618
8.38%, 12/15/21	125	134,375

		2,333,518
OIL & GAS SERVICES — 2.71%
SESI LLC
7.13%, 12/15/21 (Call 12/01/17)[a]	100	102,281
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)	125	112,841
6.50%, 08/01/36	150	125,016
6.75%, 09/15/40	35	29,203
7.00%, 03/15/38	50	42,241

		411,582
PACKAGING & CONTAINERS — 0.84%
Crown Cork & Seal Co. Inc.
7.38%, 12/15/26	25	29,448
Pactiv LLC
7.95%, 12/15/25	35	39,627
8.38%, 04/15/27	25	28,621

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Sealed Air Corp.
6.88%, 07/15/33[b]	$25	$29,250

		126,946
PIPELINES — 8.90%
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	50	49,526
4.75%, 09/30/21 (Call 06/30/21)[b]	100	102,845
5.35%, 03/15/20[b]	100	104,046
5.60%, 04/01/44 (Call 10/01/43)	75	71,587
6.45%, 11/03/36[b]	25	26,454
6.75%, 09/15/37[b]	50	53,757
9.75%, 03/15/19[b]	50	54,334
NGPL PipeCo LLC
7.77%, 12/15/37[b]	60	75,081
NuStar Logistics LP
4.75%, 02/01/22 (Call 11/01/21)	50	51,020
4.80%, 09/01/20	50	51,912
Rockies Express Pipeline LLC
5.63%, 04/15/20[a,b]	100	105,848
6.88%, 04/15/40[b]	75	83,549
Williams Companies Inc. (The)
4.55%, 06/24/24 (Call 03/24/24)	225	234,700
5.75%, 06/24/44 (Call 12/24/43)	100	105,844
7.88%, 09/01/21	100	117,364
8.75%, 03/15/32	50	65,940

		1,353,807
RETAIL — 4.78%
Brinker International Inc.
3.88%, 05/15/23	25	24,616
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	125	135,311
JC Penney Corp. Inc.
6.38%, 10/15/36	100	58,930
7.40%, 04/01/37	25	15,260
L Brands Inc.
6.95%, 03/01/33	50	49,133
7.60%, 07/15/37	25	25,132
New Albertson’s Inc.
7.45%, 08/01/29	150	124,978
8.70%, 05/01/30	25	22,450
Rite Aid Corp.
7.70%, 02/15/27	25	21,199
Signet UK Finance PLC
4.70%, 06/15/24 (Call 03/15/24)	50	49,670

Security	Principal (000s)	Value
Yum! Brands Inc.
3.88%, 11/01/20 (Call 08/01/20)	$75	$77,162
3.88%, 11/01/23 (Call 08/01/23)	75	75,217
5.35%, 11/01/43 (Call 05/01/43)	50	47,878

		726,936
SOFTWARE — 0.35%
CDK Global Inc.
5.00%, 10/15/24 (Call 07/15/24)	50	53,551

		53,551
TELECOMMUNICATIONS — 13.63%
Alcatel-Lucent USA Inc.
6.45%, 03/15/29	25	28,189
CenturyLink Inc.
5.80%, 03/15/22[a]	225	228,323
6.15%, 09/15/19	50	52,504
7.60%, 09/15/39[a]	100	91,826
Series G
6.88%, 01/15/28	25	24,446
Embarq Corp.
8.00%, 06/01/36[a]	150	151,426
Frontier Communications Corp.
9.00%, 08/15/31	100	77,909
Frontier Florida LLC
Series E
6.86%, 02/01/28	50	43,014
Nokia OYJ
5.38%, 05/15/19	40	41,785
6.63%, 05/15/39	60	68,605
Qwest Capital Funding Inc.
6.88%, 07/15/28	85	80,203
SoftBank Group Corp.
4.50%, 04/15/20[b]	200	206,634
Sprint Capital Corp.
6.88%, 11/15/28	125	133,221
6.90%, 05/01/19	100	105,308
8.75%, 03/15/32	150	181,726
Telecom Italia Capital SA
6.38%, 11/15/33	25	29,022
7.18%, 06/18/19	50	53,951
7.20%, 07/18/36	50	62,083
7.72%, 06/04/38	200	258,304
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	100	100,600

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
U.S. Cellular Corp.
6.70%, 12/15/33	$50	$52,731

		2,071,810
TRANSPORTATION — 0.16%
XPO CNW Inc.
6.70%, 05/01/34	25	24,880

		24,880

TOTAL CORPORATE BONDS & NOTES
(Cost: $13,712,922)		14,422,622

SHORT-TERM INVESTMENTS — 16.42%

MONEY MARKET FUNDS — 16.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[e,f,g]	1,854	1,854,694
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[e,f]	641	641,203

		2,495,897

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,495,681)		2,495,897

TOTAL INVESTMENTS IN SECURITIES — 111.28%
(Cost: $16,208,603)[h]		16,918,519
Other Assets, Less Liabilities — (11.28)%		(1,714,384)

NET ASSETS — 100.00%		$15,204,135

VRN	— Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Security is perpetual in nature with no stated maturity date.
[d]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $16,208,743. Net unrealized appreciation was $709,776, of which $878,759 represented gross unrealized appreciation on investments and $168,983 represented gross unrealized depreciation on investments.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FALLEN ANGELS USD BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,678	176	[b]	—	1,854	$1,854,694	$110	$102	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	150	491	[b]	—	641	641,203	13	—	2,435

						$2,495,897	$123	$102	$2,435

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$14,422,622	$—	$14,422,622
Money market funds	2,495,897	—	—	2,495,897

Total	$2,495,897	$14,422,622	$—	$16,918,519

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.52%

AEROSPACE & DEFENSE — 1.70%
Arconic Inc.
5.87%, 02/23/22[a]	$100	$109,153
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[b]	15	15,680
TransDigm Inc.
6.50%, 07/15/24 (Call 07/15/19)	50	51,625

		176,458
AIRLINES — 0.25%
American Airlines Group Inc.
5.50%, 10/01/19[b]	25	26,034

		26,034
APPAREL — 0.20%
Hanesbrands Inc.
4.88%, 05/15/26 (Call 02/15/26)[b]	20	20,575

		20,575
AUTO MANUFACTURERS — 0.15%
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/17)	15	15,059

		15,059
AUTO PARTS & EQUIPMENT — 2.31%
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (Call 04/01/22)[a,b]	25	25,531
Dana Inc.
5.50%, 12/15/24 (Call 12/15/19)[a]	25	26,394
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/23 (Call 11/15/18)	30	30,900
ZF North America Capital Inc.
4.50%, 04/29/22[b]	150	156,938

		239,763
BANKS — 2.09%
CIT Group Inc.
5.38%, 05/15/20	75	80,139
Fifth Third Bancorp.
VRN, (3 mo. LIBOR US + 3.033%)	25	25,594
5.10%, (Call 06/30/23)[c,d]
Royal Bank of Scotland Group PLC
6.00%, 12/19/23	100	111,357

		217,090
BIOTECHNOLOGY — 0.00%
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[b,e]	4	430

		430

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.76%
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[b]	$25	$26,372
Standard Industries Inc./NJ
5.38%, 11/15/24 (Call 11/15/19)[b]	50	52,712

		79,084
CHEMICALS — 2.42%
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	15	15,817
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	20	23,930
CF Industries Inc.
3.45%, 06/01/23[a]	20	19,719
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)	25	26,613
6.63%, 05/15/23 (Call 05/15/18)	30	31,875
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)	30	26,700
10.38%, 02/01/22 (Call 02/01/19)[b]	15	14,079
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)[a,b]	70	71,313
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	20	20,725

		250,771
COMMERCIAL SERVICES — 3.10%
ADT Corp. (The)
6.25%, 10/15/21	25	27,722
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/17)	10	10,175
7.63%, 09/01/23 (Call 09/01/19)	6	6,315
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.50%, 04/01/23 (Call 04/01/18)[a]	20	20,299
Hertz Corp. (The)
7.38%, 01/15/21 (Call 12/01/17)[a]	50	50,291
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 12/01/17)[b]	35	36,007
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[b]	60	66,654
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[b]	25	25,750

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
United Rentals North America Inc.
4.88%, 01/15/28 (Call 01/15/23)	$25	$25,125
5.50%, 07/15/25 (Call 07/15/20)[a]	50	53,512

		321,850
COMPUTERS — 1.97%
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/18)[b]	25	26,121
7.13%, 06/15/24 (Call 06/15/19)[a,b]	25	27,555
Exela Intermediate LLC/Exela Finance Inc.
10.00%, 07/15/23 (Call 07/15/20)[b]	25	23,946
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 12/01/17)[b]	10	10,200
NCR Corp.
5.88%, 12/15/21 (Call 12/15/17)	50	51,688
West Corp.
8.50%, 10/15/25 (Call 10/15/20)[b]	6	5,835
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)	50	58,662

		204,007
COSMETICS & PERSONAL CARE — 0.68%
Avon Products Inc.
7.00%, 03/15/23	10	8,325
Edgewell Personal Care Co.
4.70%, 05/24/22[a]	15	15,926
First Quality Finance Co. Inc.
5.00%, 07/01/25 (Call 07/01/20)[b]	45	46,198

		70,449
DISTRIBUTION & WHOLESALE — 0.26%
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[b]	25	26,969

		26,969
DIVERSIFIED FINANCIAL SERVICES — 5.90%
Aircastle Ltd.
6.25%, 12/01/19	50	53,625
Ally Financial Inc.
5.13%, 09/30/24[a]	50	54,750
8.00%, 03/15/20[a]	50	56,156
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/17)	50	50,207
6.00%, 08/01/20 (Call 12/01/17)	25	25,761
6.75%, 02/01/24 (Call 02/01/20)	25	26,509

Security	Principal (000s)	Value
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[b]	$11	$10,426
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/17)	25	25,050
Navient Corp.
5.50%, 01/25/23	50	50,568
6.75%, 06/25/25[a]	10	10,450
7.25%, 09/25/23[a]	25	27,121
8.00%, 03/25/20	25	27,594
OneMain Financial Holdings LLC
7.25%, 12/15/21 (Call 12/15/17)[b]	25	25,990
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[b]	15	15,864
Springleaf Finance Corp.
5.25%, 12/15/19	25	25,801
6.13%, 05/15/22	25	26,469
6.90%, 12/15/17	100	100,380

		612,721
ELECTRIC — 3.10%
AES Corp./VA
5.50%, 03/15/24 (Call 03/15/19)	50	52,174
8.00%, 06/01/20	9	10,260
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)[a]	25	24,281
5.75%, 01/15/25 (Call 10/15/19)	35	33,159
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)	15	16,560
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)	50	53,687
7.63%, 11/01/24 (Call 11/01/19)	15	16,388
8.13%, 01/30/26 (Call 07/30/20)[a,b]	20	22,188
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	20	21,050
6.25%, 05/01/24 (Call 05/01/19)	25	26,470
7.25%, 05/15/26 (Call 05/15/21)	25	27,117
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 04/15/19)[b]	5	5,063
6.50%, 06/01/25 (Call 06/01/20)	15	13,050

		321,447
ENERGY — ALTERNATE SOURCES — 0.10%
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[b,f]	10	10,513

		10,513

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ENGINEERING & CONSTRUCTION — 0.21%
AECOM
5.88%, 10/15/24 (Call 07/15/24)	$20	$22,095

		22,095
ENTERTAINMENT — 1.76%
AMC Entertainment Holdings Inc.
5.88%, 11/15/26 (Call 11/15/21)	40	39,114
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	15	15,244
GLP Capital LP/GLP Financing II Inc.
5.38%, 04/15/26	25	27,031
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)	15	15,544
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[b]	25	26,406
10.00%, 12/01/22 (Call 12/01/18)[a]	30	33,095
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)[b]	25	25,719

		182,153
ENVIRONMENTAL CONTROL — 0.14%
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[a]	15	14,963

		14,963
FOOD — 1.89%
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
6.63%, 06/15/24 (Call 06/15/19)[a]	25	23,405
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[b]	50	52,250
4.88%, 11/01/26 (Call 11/01/21)[b]	50	52,500
Post Holdings Inc.
5.75%, 03/01/27 (Call 03/01/22)[b]	50	52,050
TreeHouse Foods Inc.
6.00%, 02/15/24 (Call 02/15/19)[b]	15	16,044

		196,249
HEALTH CARE — PRODUCTS — 1.18%
Alere Inc.
6.50%, 06/15/20 (Call 11/02/17)	15	15,230
Avantor Inc.
9.00%, 10/01/25 (Call 10/01/20)[b]	25	25,272
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[b]	15	14,272

Security	Principal (000s)	Value
Kinetic Concepts Inc./KCI USA Inc.
12.50%, 11/01/21 (Call 05/01/19)[b]	$10	$11,121
Mallinckrodt International Finance SA
4.75%, 04/15/23[a]	10	8,450
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.63%, 10/15/23 (Call 10/15/18)[a,b]	30	27,992
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[b]	20	20,100

		122,437
HEALTH CARE — SERVICES — 8.35%
Centene Corp.
4.75%, 01/15/25 (Call 01/15/20)	25	25,786
6.13%, 02/15/24 (Call 02/15/19)	30	32,239
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/01/17)	30	29,116
6.25%, 03/31/23 (Call 03/31/20)	40	38,500
6.88%, 02/01/22 (Call 02/01/18)[a]	40	29,050
8.00%, 11/15/19 (Call 12/01/17)[a]	40	38,000
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)	50	49,348
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	40	40,310
5.25%, 06/15/26 (Call 12/15/25)	50	53,028
5.38%, 02/01/25	75	77,185
6.50%, 02/15/20	125	134,663
7.50%, 02/15/22	50	56,750
HealthSouth Corp.
5.75%, 11/01/24 (Call 12/01/17)	25	25,572
Kindred Healthcare Inc.
8.00%, 01/15/20[a]	30	30,275
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)[b]	80	78,800
6.00%, 10/01/20[a]	60	63,145
8.13%, 04/01/22	65	65,325

		867,092
HOLDING COMPANIES — DIVERSIFIED — 0.65%
HRG Group Inc.
7.75%, 01/15/22 (Call 12/01/17)	15	15,683
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	10	10,791
Noble Group Ltd.
6.75%, 01/29/20[b]	100	41,281

		67,755

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
HOME BUILDERS — 1.93%
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/01/17)[b]	$25	$25,510
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[b]	25	27,344
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	45	46,575
4.88%, 12/15/23 (Call 09/15/23)	35	36,937
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	25	26,000
5.50%, 03/01/26 (Call 12/01/25)	20	21,925
TRI Pointe Group Inc./TRI Pointe Homes Inc.
5.88%, 06/15/24	15	16,237

		200,528
HOUSEHOLD PRODUCTS & WARES — 0.44%
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a,b]	25	23,933
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)	20	21,249

		45,182
INSURANCE — 0.54%
Genworth Holdings Inc.
7.70%, 06/15/20	30	29,463
Voya Financial Inc.
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[c]	25	26,437

		55,900
INTERNET — 1.70%
Netflix Inc.
4.38%, 11/15/26[a,b]	40	39,173
5.50%, 02/15/22	35	37,529
Symantec Corp.
5.00%, 04/15/25 (Call 04/15/20)[b]	25	26,125
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	15	15,465
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[b]	25	26,330
6.00%, 04/01/23 (Call 04/01/18)	30	31,560

		176,182
IRON & STEEL — 1.39%
AK Steel Corp.
7.00%, 03/15/27 (Call 03/15/22)[a]	25	24,929

Security	Principal (000s)	Value
Allegheny Technologies Inc.
7.88%, 08/15/23 (Call 05/15/23)[a]	$10	$10,962
ArcelorMittal
6.75%, 02/25/22	35	40,192
Cleveland-Cliffs Inc.
5.75%, 03/01/25 (Call 03/01/20)[b]	15	14,569
Steel Dynamics Inc.
5.50%, 10/01/24 (Call 10/01/19)	30	32,018
U.S. Steel Corp.
8.38%, 07/01/21 (Call 07/01/18)[b]	20	21,893

		144,563
LODGING — 3.08%
Boyd Gaming Corp.
6.88%, 05/15/23 (Call 05/15/18)	25	26,844
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/17)	15	15,412
11.00%, 10/01/21 (Call 12/01/17)	15	15,906
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[b]	40	43,261
10.75%, 09/01/24 (Call 09/01/19)[b]	25	26,794
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[b]	15	15,888
MGM Resorts International
6.63%, 12/15/21	100	111,750
8.63%, 02/01/19	25	26,815
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 03/01/25 (Call 12/01/24)[b]	35	36,721

		319,391
MACHINERY — 0.92%
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 03/15/24 (Call 03/15/20)[b]	40	43,400
CNH Industrial Capital LLC
3.88%, 10/15/21	50	51,687

		95,087
MANUFACTURING — 1.23%
Bombardier Inc.
4.75%, 04/15/19[b]	50	50,855
6.00%, 10/15/22 (Call 12/01/17)[b]	50	49,438
8.75%, 12/01/21[b]	25	27,733

		128,026

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MEDIA — 15.55%
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/18)[b]	$200	$210,687
Cablevision Systems Corp.
5.88%, 09/15/22[a]	30	30,837
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/28 (Call 08/01/22)[b]	25	24,806
5.13%, 05/01/23 (Call 05/01/18)[b]	50	52,125
5.13%, 05/01/27 (Call 05/01/22)[b]	25	25,219
5.25%, 09/30/22 (Call 12/01/17)	25	25,750
5.75%, 02/15/26 (Call 02/15/21)[b]	100	104,550
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%, 09/15/20 (Call 12/01/17)[b]	35	35,649
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 12/01/17)	35	36,181
Series B
7.63%, 03/15/20 (Call 12/01/17)	25	25,000
CSC Holdings LLC
5.25%, 06/01/24	50	49,823
6.75%, 11/15/21	25	27,505
DISH DBS Corp.
5.88%, 07/15/22	100	100,799
6.75%, 06/01/21	50	52,500
7.75%, 07/01/26	25	27,375
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a,b]	35	34,902
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/17)	25	18,437
9.00%, 03/01/21 (Call 12/01/17)	50	36,023
11.25%, 03/01/21 (Call 12/01/17)[b]	10	7,075
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[a,b]	25	25,625
SFR Group SA
7.38%, 05/01/26 (Call 05/01/21)[b]	200	214,895
Sinclair Television Group Inc.
6.13%, 10/01/22 (Call 11/16/17)	20	20,615
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[b]	35	35,656
5.38%, 04/15/25 (Call 04/15/20)[b]	50	52,687
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)	25	26,000
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[b]	200	213,580

Security	Principal (000s)	Value
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[b]	$50	$50,495
Viacom Inc.
VRN, (3 mo. LIBOR US + 3.895%)
5.88%, 02/28/57 (Call 02/28/22)[c]	50	49,377

		1,614,173
METAL FABRICATE & HARDWARE — 0.25%
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[b]	25	25,765

		25,765
MINING — 2.34%
Aleris International Inc.
9.50%, 04/01/21 (Call 04/01/18)[b]	25	26,618
FMG Resources August 2006 Pty Ltd.
5.13%, 05/15/24 (Call 02/15/24)[b]	25	25,670
Freeport-McMoRan Inc.
3.10%, 03/15/20	35	35,132
3.88%, 03/15/23 (Call 12/15/22)[a]	75	73,969
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)	50	55,376
Teck Resources Ltd.
4.75%, 01/15/22 (Call 10/15/21)	25	26,406

		243,171
OFFICE & BUSINESS EQUIPMENT — 0.25%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	25	26,083

		26,083
PACKAGING & CONTAINERS — 4.21%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.63%, 05/15/23 (Call 05/15/19)[b]	300	308,554
Ball Corp.
4.00%, 11/15/23	35	36,006
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[b]	40	41,500
5.75%, 10/15/20 (Call 12/01/17)	50	50,875

		436,935
PHARMACEUTICALS — 2.44%
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 12/01/17)[b]	60	48,269
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (Call 03/01/18)[b]	35	29,462

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.50%, 11/01/25 (Call 11/01/20)[b]	$9	$9,214
5.88%, 05/15/23 (Call 05/15/18)[b]	100	84,480
6.38%, 10/15/20 (Call 12/01/17)[b]	56	55,507
6.50%, 03/15/22 (Call 03/15/19)[b]	25	26,531

		253,463
REAL ESTATE — 0.25%
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 12/01/21 (Call 12/01/17)[b]	25	25,982

		25,982
REAL ESTATE INVESTMENT TRUSTS — 1.88%
Equinix Inc.
5.38%, 04/01/23 (Call 04/01/18)	50	51,734
5.38%, 05/15/27 (Call 05/15/22)	25	26,844
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[b]	20	20,675
Iron Mountain Inc.
5.75%, 08/15/24 (Call 12/01/17)	35	36,006
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	30	30,123
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26 (Call 08/01/21)	15	15,618
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
8.25%, 10/15/23 (Call 04/15/19)	15	14,437

		195,437
RETAIL — 3.74%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[a,b]	25	25,213
5.00%, 10/15/25 (Call 10/15/20)[b]	25	25,437
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[b]	20	12,303
Dollar Tree Inc.
5.75%, 03/01/23 (Call 03/01/18)	35	36,759
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[b]	25	25,395
8.75%, 10/01/25 (Call 10/01/20)[b]	25	25,690
JC Penney Corp. Inc.
5.65%, 06/01/20[a]	15	13,125

Security	Principal (000s)	Value
L Brands Inc.
8.50%, 06/15/19	$100	$109,219
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[a,b]	15	8,850
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[a,b]	25	21,792
7.13%, 03/15/23 (Call 03/15/18)[b]	25	19,188
QVC Inc.
4.38%, 03/15/23	50	51,908
Staples Inc.
8.50%, 09/15/25 (Call 09/15/20)[b]	15	13,211

		388,090
SEMICONDUCTORS — 2.77%
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[b]	50	52,330
NXP BV/NXP Funding LLC
4.13%, 06/01/21[b]	200	208,250
Sensata Technologies BV
5.00%, 10/01/25[b]	25	26,558

		287,138
SOFTWARE — 3.41%
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[b]	20	20,497
Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[b]	40	40,900
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[b]	50	52,000
5.75%, 01/15/24 (Call 01/15/19)[b]	25	26,119
7.00%, 12/01/23 (Call 12/01/18)[a,b]	50	53,503
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)	25	26,040
MSCI Inc.
5.75%, 08/15/25 (Call 08/15/20)[b]	25	27,031
Open Text Corp.
5.88%, 06/01/26 (Call 06/01/21)[a,b]	25	27,094
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a,b]	50	52,657
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[b]	25	28,440

		354,281
TELECOMMUNICATIONS — 9.23%
CenturyLink Inc.
6.45%, 06/15/21	50	52,500

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series Y
7.50%, 04/01/24 (Call 01/01/24)[a]	$25	$26,532
CommScope Technologies LLC
6.00%, 06/15/25 (Call 06/15/20)[b]	20	21,150
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)[a]	35	25,926
7.13%, 03/15/19	25	25,056
8.88%, 09/15/20 (Call 06/15/20)	10	9,739
10.50%, 09/15/22 (Call 06/15/22)	25	21,853
11.00%, 09/15/25 (Call 06/15/25)	50	42,313
Hughes Satellite Systems Corp.
6.63%, 08/01/26	30	31,725
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	25	21,219
7.25%, 10/15/20 (Call 12/01/17)	25	24,087
8.00%, 02/15/24 (Call 02/15/19)[b]	15	15,947
9.75%, 07/15/25 (Call 07/15/21)[b]	30	30,188
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/01/17)	25	15,797
8.13%, 06/01/23 (Call 06/01/18)	15	9,139
Level 3 Financing Inc.
5.38%, 01/15/24 (Call 01/15/19)	50	51,750
Sprint Communications Inc.
9.00%, 11/15/18[b]	100	106,000
Sprint Corp.
7.13%, 06/15/24[a]	50	54,062
7.25%, 09/15/21	50	54,413
7.88%, 09/15/23[a]	85	94,987
T-Mobile USA Inc.
6.38%, 03/01/25 (Call 09/01/19)	100	107,828
Telecom Italia Capital SA
7.18%, 06/18/19	50	53,802
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	25	25,176
Windstream Services LLC
7.50%, 06/01/22 (Call 12/01/17)[a]	50	37,333

		958,522
TRANSPORTATION — 0.30%
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[b]	30	31,454

		31,454

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.50%
Park Aerospace Holdings Ltd.
5.25%, 08/15/22[b]	$50	$52,000

		52,000

TOTAL CORPORATE BONDS & NOTES (Cost: $9,760,550)		10,123,317

SHORT-TERM INVESTMENTS — 17.86%

MONEY MARKET FUNDS — 17.86%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[g,h,i]	1,656	1,656,152
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[g,h]	197	197,376

		1,853,528

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,853,406)		1,853,528

TOTAL INVESTMENTS IN SECURITIES — 115.38% (Cost: $11,613,956)[j]		11,976,845
Other Assets, Less Liabilities — (15.38)%		(1,596,355)

NET ASSETS — 100.00%		$10,380,490

VRN  —  Variable Rate Note

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
c	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	Security is perpetual in nature with no stated maturity date.
[e]	Issuer is in default of interest payments.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Affiliated issuer. See Schedule 1.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[j]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $11,614,072. Net unrealized appreciation was $362,773, of which $484,035 represented gross unrealized appreciation on investments and $121,262 represented gross unrealized depreciation on investments.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD ex OIL & GAS CORPORATE BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,098	558[b]	—	1,656	$1,656,152	$66	$12	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	144	53[b]	—	197	197,376	8	—	953

					$1,853,528	$74	$12	$953

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$10,123,317	$—	$10,123,317
Money market funds	1,853,528	—	—	1,853,528

Total	$1,853,528	$10,123,317	$—	$11,976,845

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$3,457,897,644	$46,247,031	$13,712,922
Affiliated (Note 2)	640,751,278	4,399,009	2,495,681

Total cost of investments in securities	$4,098,648,922	$50,646,040	$16,208,603

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,477,990,168	$46,099,155	$14,422,622
Affiliated (Note 2)	640,776,310	4,399,009	2,495,897
Cash	—	358	—
Receivables:
Investment securities sold	—	—	106,352
Due from custodian (Note 4)	1,373,887	207,431	—
Dividends and interest	54,267,173	741,859	208,081

Total Assets	4,174,407,538	51,447,812	17,232,952

LIABILITIES
Payables:
Investment securities purchased	32,397,290	1,449,105	171,688
Collateral for securities on loan (Note 1)	538,129,639	—	1,854,368
Investment advisory fees (Note 2)	894,980	1,807	2,761

Total Liabilities	571,421,909	1,450,912	2,028,817

NET ASSETS	$3,602,985,629	$49,996,900	$15,204,135

Net assets consist of:
Paid-in capital	$3,610,650,718	$50,118,607	$14,212,556
Undistributed net investment income	11,209,958	26,169	63,480
Undistributed net realized gain (accumulated net realized loss)	(38,992,603)	—	218,183
Net unrealized appreciation (depreciation)	20,117,556	(147,876)	709,916

NET ASSETS	$3,602,985,629	$49,996,900	$15,204,135

Shares outstanding[b]	75,800,000	1,000,000	550,000

Net asset value per share	$47.53	$50.00	$27.64

[a]	Securities on loan with values of $518,461,650, $ — and $1,792,025, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2017

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$9,760,550
Affiliated (Note 2)	1,853,406

Total cost of investments in securities	$11,613,956

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,123,317
Affiliated (Note 2)	1,853,528
Receivables:
Investment securities sold	39,481
Dividends and interest	168,863

Total Assets	12,185,189

LIABILITIES
Payables:
Investment securities purchased	143,662
Collateral for securities on loan (Note 1)	1,655,925
Due to custodian	700
Investment advisory fees (Note 2)	4,412

Total Liabilities	1,804,699

NET ASSETS	$10,380,490

Net assets consist of:
Paid-in capital	$9,937,792
Undistributed net investment income	48,244
Undistributed net realized gain	31,565
Net unrealized appreciation	362,889

NET ASSETS	$10,380,490

Shares outstanding[b]	200,000

Net asset value per share	$51.90

[a]	Securities on loan with a value of $1,592,348. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF[a]	iShares Fallen Angels USD Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$299,354	$795	$2,435
Interest — unaffiliated	139,493,950	27,181	679,795
Securities lending income — affiliated — net (Note 2)	3,008,661	—	12,126

Total investment income	142,801,965	27,976	694,356

EXPENSES
Investment advisory fees (Note 2)	7,270,786	1,807	35,665
Proxy fees	51,431	—	236

Total expenses	7,322,217	1,807	35,901

Net investment income	135,479,748	26,169	658,455

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,249,836	—	218,073
Investments — affiliated (Note 2)	(24,090)	—	110
In-kind redemptions — unaffiliated	921,728	—	—
Realized gain distributions from affiliated funds	3,932	—	13

Net realized gain	8,151,406	—	218,196

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	8,770,623	(147,876)	119,054
Investments — affiliated (Note 2)	2,499	—	102

Net change in unrealized appreciation/depreciation	8,773,122	(147,876)	119,156

Net realized and unrealized gain (loss)	16,924,528	(147,876)	337,352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$152,404,276	$(121,707)	$995,807

[a]	For the period from October 25, 2017 (commencement of operations) to October 31, 2017.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2017

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$953
Interest — unaffiliated	641,147
Securities lending income — affiliated — net (Note 2)	9,171

Total investment income	651,271

EXPENSES
Investment advisory fees (Note 2)	51,675
Proxy fees	225

Total expenses	51,900

Net investment income	599,371

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	61,555
Investments — affiliated (Note 2)	66
Realized gain distributions from affiliated funds	8

Net realized gain	61,629

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	47,996
Investments — affiliated (Note 2)	12

Net change in unrealized appreciation/depreciation	48,008

Net realized and unrealized gain	109,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$709,008

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares Broad USD High Yield Corporate Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Period from October 25, 2017[a] to October 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$135,479,748	$56,790,423	$26,169
Net realized gain (loss)	8,151,406	(29,155,902)	—
Net change in unrealized appreciation/depreciation	8,773,122	39,333,310	(147,876)

Net increase (decrease) in net assets resulting from operations	152,404,276	66,967,831	(121,707)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(128,609,194)	(55,943,503)	—

Total distributions to shareholders	(128,609,194)	(55,943,503)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,386,905,730	644,314,329	50,118,607
Cost of shares redeemed	(37,033,642)	(290,662,757)	—

Net increase in net assets from capital share transactions	2,349,872,088	353,651,572	50,118,607

INCREASE IN NET ASSETS	2,373,667,170	364,675,900	49,996,900

NET ASSETS
Beginning of period	1,229,318,459	864,642,559	—

End of period	$3,602,985,629	$1,229,318,459	$49,996,900

Undistributed net investment income included in net assets at end of period	$11,209,958	$4,335,560	$26,169

SHARES ISSUED AND REDEEMED
Shares sold	50,400,000	14,100,000	1,000,000
Shares redeemed	(800,000)	(6,500,000)	—

Net increase in shares outstanding	49,600,000	7,600,000	1,000,000

[a]	Commencement of operations.

See notes to financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Fallen Angels USD Bond ETF		iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
	Year ended October 31, 2017	Period from June 14, 2016[a] to October 31, 2016	Year ended October 31, 2017	Period from June 14, 2016[a] to October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$658,455	$239,393	$599,371	$218,487
Net realized gain	218,196	30,994	61,629	7,687
Net change in unrealized appreciation/depreciation	119,156	590,760	48,008	314,881

Net increase in net assets resulting from operations	995,807	861,147	709,008	541,055

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(626,864)	(207,517)	(583,830)	(185,792)
From net realized gain	(30,994)	—	—	—

Total distributions to shareholders	(657,858)	(207,517)	(583,830)	(185,792)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,157,946	10,054,610	5,202,993	9,900,049
Cost of shares redeemed	—	—	(5,202,993)	—

Net increase in net assets from capital share transactions	4,157,946	10,054,610	—	9,900,049

INCREASE IN NET ASSETS	4,495,895	10,708,240	125,178	10,255,312

NET ASSETS
Beginning of period	10,708,240	—	10,255,312	—

End of period	$15,204,135	$10,708,240	$10,380,490	$10,255,312

Undistributed net investment income included in net assets at end of period	$63,480	$31,876	$48,244	$32,695

SHARES ISSUED AND REDEEMED
Shares sold	150,000	400,000	100,000	200,000
Shares redeemed	—	—	(100,000)	—

Net increase in shares outstanding	150,000	400,000	—	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year High Yield Corporate Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$46.92	$46.49	$49.63	$50.12	$49.78

Income from investment operations:
Net investment income[b]	2.65	2.64	2.49	2.20	0.07
Net realized and unrealized gain (loss)[c]	0.58	0.40	(3.37)	(0.72)	0.27

Total from investment operations	3.23	3.04	(0.88)	1.48	0.34

Less distributions from:
Net investment income	(2.62)	(2.61)	(2.26)	(1.97)	—

Total distributions	(2.62)	(2.61)	(2.26)	(1.97)	—

Net asset value, end of period	$47.53	$46.92	$46.49	$49.63	$50.12

Total return	7.06%	6.88%	(1.84)%	2.99%	0.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,602,986	$1,229,318	$864,643	$84,367	$25,061
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.38%	0.50%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.44%	0.50%	0.50%	n/a
Ratio of net investment income to average net assets[e]	5.59%	5.80%	5.23%	4.39%	3.16%
Portfolio turnover rate[f]	35%	31%	25%	22%	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Broad USD High Yield Corporate Bond ETF

Period from Oct. 25, 2017[a] to Oct. 31, 2017
Net asset value, beginning of period	$50.00

Income from investment operations:
Net investment income[b]	0.03
Net realized and unrealized loss[c]	(0.03)

Total from investment operations	0.00

Net asset value, end of period	$50.00

Total return	0.00%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$49,997
Ratio of expenses to average net assets[e]	0.22%
Ratio of net investment income to average net assets[e]	3.19%
Portfolio turnover rate[f]	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Fallen Angels USD Bond ETF

	Year ended Oct. 31, 2017	Period from Jun. 14, 2016[a] to Oct. 31, 2016
Net asset value, beginning of period	$26.77	$25.00

Income from investment operations:
Net investment income[b]	1.62	0.60
Net realized and unrealized gain[c]	0.89	1.69

Total from investment operations	2.51	2.29

Less distributions from:
Net investment income	(1.56)	(0.52)
Net realized gain	(0.08)	—

Total distributions	(1.64)	(0.52)

Net asset value, end of period	$27.64	$26.77

Total return	9.72%	9.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,204	$10,708
Ratio of expenses to average net assets[e]	0.33%	0.35%
Ratio of net investment income to average net assets[e]	5.98%	6.02%
Portfolio turnover rate[f]	31%	8%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

	Year ended Oct. 31, 2017	Period from Jun. 14, 2016[a] to Oct. 31, 2016
Net asset value, beginning of period	$51.28	$49.48

Income from investment operations:
Net investment income[b]	3.00	1.09
Net realized and unrealized gain[c]	0.54	1.64

Total from investment operations	3.54	2.73

Less distributions from:
Net investment income	(2.92)	(0.93)

Total distributions	(2.92)	(0.93)

Net asset value, end of period	$51.90	$51.28

Total return	7.09%	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,380	$10,255
Ratio of expenses to average net assets[e]	0.50%	0.50%
Ratio of net investment income to average net assets[e]	5.80%	5.61%
Portfolio turnover rate[f]	18%	7%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year High Yield Corporate Bond	Diversified
Broad USD High Yield Corporate Bond[a]	Non-diversified
Fallen Angels USD Bond	Non-diversified
iBoxx $ High Yield ex Oil & Gas Corporate Bond	Non-diversified

[a]	The Fund commenced operations on October 25, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods,

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
0-5 Year High Yield Corporate Bond
Barclays Capital Inc.	$133,489,848	$133,489,848	$—
BNP Paribas New York Branch	11,243,298	11,243,298	—
BNP Paribas Prime Brokerage Inc.	5,386,013	5,386,013	—
BNP Paribas Prime Brokerage International Ltd.	14,343,640	14,343,640	—
Citigroup Global Markets Inc.	64,160,933	64,160,933	—
Credit Suisse Securities (USA) LLC	46,338,302	46,338,302	—
Deutsche Bank Securities Inc.	31,432,658	31,432,658	—
Goldman Sachs & Co.	104,831,980	104,831,980	—
HSBC Securities (USA) Inc.	2,796,802	2,796,802	—
Jefferies LLC	14,986,618	14,986,618	—
JPMorgan Securities LLC	51,212,469	51,212,469	—
Merrill Lynch, Pierce, Fenner & Smith	22,257,911	22,257,911	—
Mizuho Securities USA Inc.	1,344,891	1,344,891	—
MUFG Securities Americas Inc.	506,630	506,630	—
SG Americas Securities LLC	1,947,119	1,947,119	—
State Street Bank & Trust Company	4,274,729	4,274,729	—
Wells Fargo Securities LLC	7,907,809	7,907,809	—

	$518,461,650	$518,461,650	$—

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Fallen Angels USD Bond
BMO Capital Markets	$127,104	$127,104	$—
Citigroup Global Markets Inc.	264,711	264,711	—
Credit Suisse Securities (USA) LLC	352,630	352,630	—
Jefferies LLC	51,220	51,220	—
JPMorgan Securities LLC	712,078	712,078	—
Morgan Stanley & Co. LLC	284,282	284,282	—

	$1,792,025	$1,792,025	$—

iBoxx $ High Yield ex Oil & Gas Corporate Bond
BMO Capital Markets	$109,494	$109,494	$—
BNP Paribas New York Branch	69,473	69,473	—
BNP Paribas Prime Brokerage Inc.	33,095	33,095	—
Citigroup Global Markets Inc.	350,555	350,555	—
Credit Suisse Securities (USA) LLC	224,977	224,977	—
Jefferies LLC	88,405	88,405	—
JPMorgan Securities LLC	403,718	403,718	—
Morgan Stanley & Co. LLC	312,631	312,631	—

	$1,592,348	$1,592,348	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year High Yield Corporate Bond	0.30%
Broad USD High Yield Corporate Bond	0.22
Fallen Angels USD Bond	0.25
iBoxx $ High Yield ex Oil & Gas Corporate Bond	0.50

Prior to August 4, 2017, for its investment advisory services to the iShares Fallen Angels USD Bond ETF, BFA was entitled to an investment advisory fee of 0.35%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
0-5 Year High Yield Corporate Bond	$849,083
Fallen Angels USD Bond	3,502
iBoxx $ High Yield ex Oil & Gas Corporate Bond	2,703

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2017, the purchase and sales transactions executed by the iShares 0-5 Year High Yield Corporate Bond ETF pursuant to Rule 17a-7 under the 1940 Act were $ – and $7,834,698, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of October 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Broad USD High Yield Corporate Bond	1	60%
iBoxx $ High Yield ex Oil & Gas Corporate Bond	1	50

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
0-5 Year High Yield Corporate Bond	$924,386,661	$799,523,663
Broad USD High Yield Corporate Bond	26,578,981	—
Fallen Angels USD Bond	6,841,727	3,313,386
iBoxx $ High Yield ex Oil & Gas Corporate Bond	1,813,808	1,837,007

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year High Yield Corporate Bond	$2,276,057,783	$33,756,382
Broad USD High Yield Corporate Bond	19,645,115	—

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2017, attributable to the use of equalization, undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year High Yield Corporate Bond	$921,728	$3,844	$(925,572)
Fallen Angels USD Bond	—	13	(13)
iBoxx $ High Yield ex Oil & Gas Corporate Bond	37,743	8	(37,751)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
0-5 Year High Yield Corporate Bond
Ordinary income	$128,609,194	$55,943,503

Fallen Angels USD Bond
Ordinary income	$657,858	$207,517

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Ordinary income	$583,830	$185,792

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year High Yield Corporate Bond	$11,209,958	$—	$(38,854,074)	$19,979,027	$(7,665,089)
Broad USD High Yield Corporate Bond	26,169	—	—	(147,876)	(121,707)
Fallen Angels USD Bond	179,137	102,666	—	709,776	991,579
iBoxx $ High Yield ex Oil & Gas Corporate Bond	59,031	20,894	—	362,773	442,698

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the following Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
0-5 Year High Yield Corporate Bond	$38,854,074

For the year ended October 31, 2017, the iShares 0-5 Year High Yield Corporate Bond ETF utilized $6,902,289 of capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares 0-5 Year High Yield Corporate Bond ETF,

iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and iShares

iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
0-5 Year High Yield Corporate Bond	$88,643,014
Fallen Angels USD Bond	373,494
iBoxx $ High Yield ex Oil & Gas Corporate Bond	392,290

The iShares Fallen Angels USD Bond ETF hereby designates $30,994 as short-term capital gain dividends for the fiscal year ended October 31, 2017.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year High Yield Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rates as the assets of the Fund increases. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Broad USD High Yield Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on September 14-15, 2017, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee rate of the Fund supported the Board’s approval of the Advisory Contract.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients)

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generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

III. iShares Fallen Angels USD Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board,

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including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as

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compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

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Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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IV. iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA

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affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
0-5 Year High Yield Corporate Bond	$2.553862	$—	$0.064761	$2.618623	98%	—%	2%		100%
Fallen Angels USD Bond	1.567161	0.077485	—	1.644646	95	5	—		100
iBoxx $ High Yield ex Oil & Gas Corporate Bond	2.912268	—	0.006882	2.919150	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year High Yield Corporate Bond ETF

Period Covered: October 15, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.40%
Greater than 0.5% and Less than 1.0%	179	17.94
Greater than 0.0% and Less than 0.5%	775	77.65
At NAV	8	0.80
Less than 0.0% and Greater than –0.5%	27	2.71
Less than –0.5% and Greater than –1.0%	5	0.50

	998	100.00%

iShares Fallen Angels USD Bond ETF

Period Covered: June 14, 2016 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	10	3.05%
Greater than 1.0% and Less than 1.5%	48	14.63
Greater than 0.5% and Less than 1.0%	163	49.70
Greater than 0.0% and Less than 0.5%	88	26.83
At NAV	6	1.83
Less than 0.0% and Greater than –0.5%	10	3.05
Less than –0.5% and Greater than –1.0%	2	0.61
Less than –1.0%	1	0.30

	328	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Period Covered: June 14, 2016 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.61%
Greater than 1.0% and Less than 1.5%	1	0.30
Greater than 0.5% and Less than 1.0%	14	4.27
Greater than 0.0% and Less than 0.5%	246	75.01
At NAV	12	3.66
Less than 0.0% and Greater than –0.5%	49	14.94
Less than –0.5% and Greater than –1.0%	3	0.91
Less than –1.0%	1	0.30

	328	100.00%

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	109

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).
Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).
Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	113

Notes:

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, BofA Merrill Lynch or Markit Indices Limited. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1020-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca
➢	iShares TIPS Bond ETF | TIP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

The U.S. bond market posted a modestly positive gain for the 12 months ended October 31, 2017 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 0.90%.

Improving economic growth and rising interest rates contributed to the U.S. bond market performance. The U.S. economy expanded by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. The job market mirrored this progress, with the unemployment rate declining to its lowest level in more than 16 years. The healthier economy and job market contributed to consumer confidence reaching its highest level since January 2004, while retail sales increased by 4.6% for the reporting period.

On the manufacturing side, industrial output increased by 0.90% for the reporting period, reflecting a recovery in 2017 after industrial production contracted for much of 2016. At the same time, inflation was modest, with the consumer price index rising by 2.2% for the 12 months ended September 2017, well below the long-term historical average of 3.3%.

In that environment, the U.S. Federal Reserve Bank (“Fed”) worked to normalize monetary policy by beginning to reverse some of the measures taken in response to the 2008 financial crisis. The Fed increased interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term bond yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017.

Another catalyst for rising bond yields was the outcome of the U.S. presidential election in November 2016. The new administration was expected to enact pro-growth fiscal policies, including lower taxes and significant infrastructure spending, which was expected to lead to a higher federal budget deficit. Expectations of an increase in the supply of U.S. Treasury bonds, based on the government’s need to fill the larger budget gap, led to an increase in U.S. bond yields during the reporting period.

Overall, short-term U.S. Treasury bond yields rose more than long-term bond yields. For example, the yield of the two-year U.S. Treasury note increased from 0.86% to 1.6% over the course of the reporting period, while the yield of the 30-year U.S. Treasury bond rose less than half that amount, increasing from 2.58% to 2.88%. The yield difference, or spread, between short-term and longer-term U.S. Treasury securities reached levels not seen since before the 2008 financial crisis, when the Fed was raising short-term interest rates aggressively.

Interest rate trends had important implications for returns across the U.S. bond market. U.S. Treasury bonds declined for the reporting period and were the weakest performers among the broad market segments.

In contrast, economically sensitive corporate bonds performed well, benefiting from improving economic growth, healthy corporate profits, strong investor demand for their comparatively higher yields, and expectations of the new administration’s corporate-friendly policies. As a result, the yield spread between U.S. Treasury securities and corporate bonds — both investment-grade and high-yield — declined for the reporting period.

Mortgage-backed securities, which have higher yields than U.S. Treasury securities but greater sensitivity to interest rate changes than corporate bonds, finished between these two sectors, managing modest gains for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR TIPS BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.58%	0.59%	0.64%	0.58%	0.59%	0.64%
5 Years	0.14%	0.14%	0.24%	0.68%	0.68%	1.19%
Since Inception	1.03%	1.04%	1.16%	7.36%	7.40%	8.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.30	$0.45	$1,000.00	$1,024.80	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR TIPS BOND ETF

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.58%, net of fees, while the total return for the Index was 0.64%.

The performance of short-term Treasury inflation-protected securities (“TIPS”) was limited by rising real interest rates, though they benefited from increasing inflation and investor demand for inflation protection for the reporting period.

In terms of realized inflation, the U.S. Consumer Price Index (“CPI”) rose at a 2.2% annual rate through September 2017, the latest period for which data were available. This was largely due to a temporary surge in energy prices relating to hurricane damage to energy production facilities in the Gulf of Mexico. Core inflation, which excludes food and energy prices, was 1.7% in September 2017, the slowest pace in two years. This effect can be seen in changes in oil prices, which began the reporting period at $47.84 and finished at $54.38, but had been as low as $46.41 as recently as June 2017.

TIPS also benefited from changing expectations for future inflation, as represented by the “breakeven” inflation rate. The breakeven rate is the difference between the yields of nominal bonds and inflation-protected U.S. Treasury securities of comparable maturity. For the reporting period, the five-year breakeven rate increased from 1.87% to 1.97%, but three times exceeded 2.20% in early 2017. Rising breakeven rates reflected investor concern about the potential inflationary effects of the Trump administration’s proposed tax cuts and infrastructure spending.

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*

0-1 Year	14.07%
1-2 Years	15.02
2-3 Years	31.91
3-4 Years	20.67
4-5 Years	16.15
5-6 Years	2.18

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/17

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	14.07%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	14.05
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/20	11.86
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 07/15/21	11.83
U.S. Treasury Inflation-Indexed Bonds, 1.38%, 01/15/20	10.12

TOTAL	61.93%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TIPS BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.23)%	(0.27)%	(0.11)%	(0.23)%	(0.27)%	(0.11)%
5 Years	(0.22)%	(0.19)%	(0.11)%	(1.09)%	(0.94)%	(0.55)%
10 Years	3.67%	3.66%	3.81%	43.46%	43.29%	45.30%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.50	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TIPS BOND ETF

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was -0.23%, net of fees, while the total return for the Index was -0.11%.

U.S. Treasury inflation-protected securities (“TIPS”) performance was limited by the increase in real interest rates and the resulting decline in Treasury bond prices, offset somewhat by investor demand for inflation protection during the reporting period.

Interest rates rose and U.S. Treasury bond prices declined for the reporting period as economic growth improved, while the Fed raised short-term interest rates several times and announced a plan to start reducing the amount of Treasury bonds on its balance sheet.

Inflation-indexed securities outperformed nominal Treasuries, particularly following the presidential election in November 2016, as investors were concerned about the potential inflationary effects of the new Trump administration’s proposed stimulus policies. This can be seen in changing investor expectations for future inflation, as represented by the “breakeven” inflation rate. The breakeven rate is the difference between the yields of nominal bonds and inflation-protected U.S. Treasury securities of comparable maturity. For the reporting period, the 10-year breakeven rate increased from 1.73% to 1.88%, but had been as high as 2.08% in late January 2017. When breakeven rates widen, TIPS outperform like-maturity Treasuries.

In terms of realized inflation, the U.S. Consumer Price Index (“CPI”) rose at a 2.2% annual rate through September 2017, the latest period for which data were available. A rising CPI and higher breakeven rates helped TIPS’ overall performance for the reporting period.

ALLOCATION BY MATURITY

As of 10/31/17

Maturity	Percentage of Total Investments*

0-1 Year	1.38%
1-5 Years	36.15
5-10 Years	41.97
10-15 Years	8.23
More than 20 Years	12.27

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/17

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/21	9.28%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	7.03
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/20	6.73
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	6.40
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/26	5.97

TOTAL	35.41%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR TIPS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.76%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/18	$186,184	$186,192,414
0.13%, 04/15/19	185,436	185,934,807
0.13%, 04/15/20	156,437	157,008,739
0.13%, 04/15/21	84,775	84,934,990
0.13%, 01/15/22	14,426	14,446,127
0.13%, 04/15/22	104,975	104,827,683
0.13%, 07/15/22	94,184	94,504,453
0.13%, 01/15/23	28,991	28,869,569
0.63%, 07/15/21	152,722	156,639,302
1.13%, 01/15/21	30,884	32,034,640
1.25%, 07/15/20	126,405	131,436,351
1.38%, 07/15/18	15	15,032
1.38%, 01/15/20	129,563	133,937,261
1.63%, 01/15/18	6	6,357
1.88%, 07/15/19	12,313	12,807,024
2.13%, 01/15/19	38	38,812

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $1,329,800,163)		1,323,633,561

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a,b]	701	$700,567

		700,567

TOTAL SHORT-TERM INVESTMENTS
(Cost: $700,567)		700,567

TOTAL INVESTMENTS IN SECURITIES — 99.81%
(Cost: $1,330,500,730)[c]		1,324,334,128
Other Assets, Less Liabilities — 0.19%		2,538,849

NET ASSETS — 100.00%		$1,326,872,977

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,330,673,946. Net unrealized depreciation was $6,339,818, of which $1,791 represented gross unrealized appreciation on investments and $6,341,609 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	5,369	—	(4,668)[b]	701	$700,567	$497	$—	$30,629

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR TIPS BOND ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$1,323,633,561	$—	$1,323,633,561
Money market funds	700,567	—	—	700,567

Total	$700,567	$1,323,633,561	$—	$1,324,334,128

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TIPS BOND ETF

October 31, 2017

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.67%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/18	$325,300	$325,314,521
0.13%, 04/15/19	1,504,771	1,508,819,724
0.13%, 04/15/20	1,578,921	1,584,695,497
0.13%, 04/15/21	2,181,354	2,185,475,244
0.13%, 01/15/22	778,825	779,912,744
0.13%, 04/15/22	303,262	302,836,934
0.13%, 07/15/22	553,503	555,387,430
0.13%, 01/15/23	977,764	973,675,727
0.13%, 07/15/24	1,674,435	1,654,926,614
0.13%, 07/15/26	1,061,161	1,031,432,813
0.25%, 01/15/25	902,910	893,026,307
0.38%, 07/15/23	80,667	81,560,048
0.38%, 07/15/25	1,243,766	1,242,774,487
0.38%, 01/15/27	5,124	5,056,718
0.38%, 07/15/27	264,287	261,316,633
0.63%, 07/15/21	629,588	645,736,643
0.63%, 01/15/24	495,848	505,174,834
0.63%, 01/15/26	1,389,479	1,406,784,404
0.63%, 02/15/43	135,911	127,234,018
0.75%, 02/15/42	730,429	706,978,793
0.75%, 02/15/45	614,991	588,270,327
0.88%, 02/15/47	130,257	128,691,482
1.00%, 02/15/46	317,069	322,628,887
1.13%, 01/15/21	217,414	225,512,345
1.25%, 07/15/20	424,369	441,260,806
1.38%, 01/15/20	275,488	284,789,490
1.38%, 02/15/44	685,946	758,469,678
1.75%, 01/15/28	401,185	448,543,885

Security	Principal or Shares (000s)	Value
2.00%, 01/15/26	$764,667	$858,121,844
2.13%, 02/15/40	205,050	258,238,463
2.38%, 01/15/25	387,330	441,473,503
2.38%, 01/15/27	455,017	530,602,601
2.50%, 01/15/29	409,451	493,351,993
3.63%, 04/15/28	274,517	358,934,797
3.88%, 04/15/29	470,254	637,669,059

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $23,573,905,586)		23,554,679,293

SHORT-TERM INVESTMENTS — 0.25%

MONEY MARKET FUNDS — 0.25%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a],b	59,079	59,078,872

		59,078,872

TOTAL SHORT-TERM INVESTMENTS
(Cost: $59,078,872)		59,078,872

TOTAL INVESTMENTS IN SECURITIES — 99.92%
(Cost: $23,632,984,458)[c]		23,613,758,165
Other Assets, Less Liabilities — 0.08%		19,738,832

NET ASSETS — 100.00%		$23,633,496,997

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $23,691,351,465. Net unrealized depreciation was $77,593,300, of which $107,512,477 represented gross unrealized appreciation on investments and $185,105,777 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	84,571	—	(25,492)[b]	59,079	$59,078,872	$475	$—	$622,099

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® TIPS BOND ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
U.S. government obligations	$—	$23,554,679,293	$—	$23,554,679,293
Money market funds	59,078,872	—	—	59,078,872

Total	$59,078,872	$23,554,679,293	$—	$23,613,758,165

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,329,800,163	$23,573,905,586
Affiliated (Note 2)	700,567	59,078,872

Total cost of investments in securities	$1,330,500,730	$23,632,984,458

Investments in securities, at fair value (Note 1):
Unaffiliated	$1,323,633,561	$23,554,679,293
Affiliated (Note 2)	700,567	59,078,872
Cash	—	7,091,809
Receivables:
Investment securities sold	1,062,429	185,120,901
Dividends and interest	1,543,233	35,813,242

Total Assets	1,326,939,790	23,841,784,117

LIABILITIES
Payables:
Investment securities purchased	—	204,408,849
Investment advisory fees (Note 2)	66,813	3,878,271

Total Liabilities	66,813	208,287,120

NET ASSETS	$1,326,872,977	$23,633,496,997

Net assets consist of:
Paid-in capital	$1,333,723,920	$23,769,288,036
Undistributed net investment income	3,600,222	73,833,258
Accumulated net realized loss	(4,284,563)	(190,398,004)
Net unrealized depreciation	(6,166,602)	(19,226,293)

NET ASSETS	$1,326,872,977	$23,633,496,997

Shares outstanding[a]	13,200,000	207,800,000

Net asset value per share	$100.52	$113.73

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$30,629	$622,099
Interest — unaffiliated[a]	17,979,015	468,463,390
Securities lending income — affiliated — net (Note 2)	17,291	35,245

Total investment income	18,026,935	469,120,734

EXPENSES
Investment advisory fees (Note 2)	1,017,162	44,025,073
Proxy fees	27,349	490,856

Total expenses	1,044,511	44,515,929

Net investment income	16,982,424	424,604,805

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(957,287)	(18,130,558)
In-kind redemptions — unaffiliated	698,417	54,521,745
Realized gain distributions from affiliated funds	497	475

Net realized gain (loss)	(258,373)	36,391,662

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(9,579,648)	(478,399,237)

Net change in unrealized appreciation/depreciation	(9,579,648)	(478,399,237)

Net realized and unrealized loss	(9,838,021)	(442,007,575)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,144,403	$(17,402,770)

[a]	Reflects net inflationary and deflationary adjustments to income. See Note 1.

See notes to financial statements.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,982,424	$3,925,201	$424,604,805	$201,609,717
Net realized gain (loss)	(258,373)	1,013,660	36,391,662	50,516,250
Net change in unrealized appreciation/depreciation	(9,579,648)	11,496,649	(478,399,237)	673,679,568

Net increase (decrease) in net assets resulting from operations	7,144,403	16,435,510	(17,402,770)	925,805,535

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,244,635)	(4,128,619)	(348,213,385)	(224,456,496)
Return of capital	—	(1,113,785)	—	—

Total distributions to shareholders	(13,244,635)	(5,242,404)	(348,213,385)	(224,456,496)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	740,791,185	291,793,222	5,949,463,546	6,501,998,386
Cost of shares redeemed	(195,996,673)	(95,313,483)	(1,672,352,886)	(1,220,470,038)

Net increase in net assets from capital share transactions	544,794,512	196,479,739	4,277,110,660	5,281,528,348

INCREASE IN NET ASSETS	538,694,280	207,672,845	3,911,494,505	5,982,877,387

NET ASSETS
Beginning of year	788,178,697	580,505,852	19,722,002,492	13,739,125,105

End of year	$1,326,872,977	$788,178,697	$23,633,496,997	$19,722,002,492

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,600,222	$(567,842)	$73,833,258	$(2,601,796)

SHARES ISSUED AND REDEEMED
Shares sold	7,350,000	2,900,000	52,100,000	57,100,000
Shares redeemed	(1,950,000)	(950,000)	(14,700,000)	(10,700,000)

Net increase in shares outstanding	5,400,000	1,950,000	37,400,000	46,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$101.05	$99.23	$100.46	$101.37	$103.03

Income from investment operations:
Net investment income (loss)[a]	1.50	0.60	(0.53)	0.34	0.13
Net realized and unrealized gain (loss)[b]	(0.92)	1.93	(0.70)	(0.51)	(1.16)

Total from investment operations	0.58	2.53	(1.23)	(0.17)	(1.03)

Less distributions from:
Net investment income	(1.11)	(0.56)	—	(0.53)	(0.21)
Return of capital	—	(0.15)	—	(0.21)	(0.42)

Total distributions	(1.11)	(0.71)	—	(0.74)	(0.63)

Net asset value, end of year	$100.52	$101.05	$99.23	$100.46	$101.37

Total return	0.58%	2.56%	(1.22)%	(0.18)%	(1.01)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,326,873	$788,179	$580,506	$502,317	$633,589
Ratio of expenses to average net assets	0.09%	0.10%	0.10%	0.16%	0.20%
Ratio of expenses to average net assets prior to waived fees	n/a	0.17%	0.20%	0.20%	n/a
Ratio of net investment income (loss) to average net assets	1.49%	0.60%	(0.53)%	0.34%	0.13%
Portfolio turnover rate[c]	27%	42%	25%	25%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$115.74	$110.80	$113.01	$112.98	$122.64

Income from investment operations:
Net investment income[a]	2.14	1.38	0.33	1.67	1.69
Net realized and unrealized gain (loss)[b]	(2.41)	4.99	(2.11)	0.37	(9.51)

Total from investment operations	(0.27)	6.37	(1.78)	2.04	(7.82)

Less distributions from:
Net investment income	(1.74)	(1.43)	(0.43)	(2.01)	(1.84)

Total distributions	(1.74)	(1.43)	(0.43)	(2.01)	(1.84)

Net asset value, end of year	$113.73	$115.74	$110.80	$113.01	$112.98

Total return	(0.23)%	5.75%	(1.58)%	1.80%	(6.44)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$23,633,497	$19,722,002	$13,739,125	$12,283,725	$13,806,525
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.88%	1.21%	0.29%	1.48%	1.43%
Portfolio turnover rate[c]	32%	24%	41%	47%	47%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® TRUST

transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Inflation-indexed public obligations are income-generating instruments whose interest and principal payments are adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond periodically and is accounted for as interest income in the statements of operations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares 0-5 Year TIPS Bond ETF, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to August 4, 2017, BFA was entitled to an annual investment advisory fee of 0.10%.

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.2000%		First $121 billion
0.1900	[a]	Over $121 billion, up to and including $181 billion
0.1805	[a]	Over $181 billion, up to and including $231 billion
0.1715	[a]	Over $231 billion, up to and including $281 billion
0.1630	[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
0-5 Year TIPS Bond	$5,927
TIPS Bond	12,057

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$250,147,823	$26,392,894
TIPS Bond	26,392,894	250,147,823

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

	U.S. Government Obligations
iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$309,766,854	$298,863,054
TIPS Bond	7,136,856,716	7,055,601,383

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$722,027,339	$193,513,768
TIPS Bond	5,570,561,017	1,629,496,682

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2017, attributable to amortization methods on fixed income securities, the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year TIPS Bond	$551,758	$430,275	$(982,033)
TIPS Bond	46,735,158	43,634	(46,778,792)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
0-5 Year TIPS Bond
Ordinary income	$13,244,635	$4,128,619
Return of capital	—	1,113,785

	$13,244,635	$5,242,404

TIPS Bond
Ordinary income	$348,213,385	$224,456,496

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year TIPS Bond	$3,600,222	$(4,111,347)	$(6,339,818)	$(6,850,943)
TIPS Bond	73,852,117	(132,049,856)	(77,593,300)	(135,791,039)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
0-5 Year TIPS Bond	$4,089,744	$21,603	$4,111,347
TIPS Bond	132,049,856	—	132,049,856

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
0-5 Year TIPS Bond	$16,965,494
TIPS Bond	424,505,746

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2017:

iShares ETF	Federal Obligation Interest
0-5 Year TIPS Bond	$16,965,494
TIPS Bond	424,505,746

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,352	93.50%
At NAV	45	3.11
Less than 0.0% and Greater than –0.5%	48	3.32
Less than –0.5%	1	0.07

	1,446	100.00%

iShares TIPS Bond ETF

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	1,084	74.96
At NAV	51	3.53
Less than 0.0% and Greater than –0.5%	310	21.44

	1,446	100.00%

SUPPLEMENTAL INFORMATION	39

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	43

Notes:

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	45

Notes:

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1001-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
➢	iShares International Treasury Bond ETF | IGOV | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan (“BOJ”) maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.55%	2.44%	2.58%	2.55%	2.44%	2.58%
5 Years	(2.99)%	(3.01)%	(2.71)%	(14.09)%	(14.18)%	(12.86)%
Since Inception	(0.64)%	(0.64)%	(0.27)%	(5.48)%	(5.52)%	(2.31)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,043.00	$0.10	$1,000.00	$1,025.10	$0.10	0.02%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the S&P/Citigroup International Treasury Bond Ex-US 1-3 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.55%, net of fees, while the total return for the Index was 2.58%.

European government bonds, which comprised 68% of the Index on average during the reporting period, were the largest contributors to the Index’s return in U.S. dollar terms. In all, government bonds in 14 of the 15 European nations represented in the Index contributed to its performance. Italian government bonds contributed the most to the Index’s return. The country’s bonds benefited from a credit rating upgrade, reflecting Italy’s improved economy, rising employment levels, and enhanced ability to pay back its debt, as measured by its debt-to-economic growth ratio.

French government bonds also contributed to the Index’s performance during the reporting period. French bond prices moved higher after the presidential election of Emmanuel Macron, which calmed investors’ concerns about the possible dissolution of the European Union. In addition, the prices of short-dated German bonds increased as investors sought assets with less risk during the multiple instances of geopolitical volatility during the reporting period. Government bonds issued by the U.K., Portugal, and Ireland were among other notable contributors to the Index’s performance.

Japanese government bonds detracted the most from the Index’s return. Japanese bond yields rose for all bond maturities as investors speculated that signs of economic growth might prompt the BOJ to consider reducing its strong monetary stimulus policies. Meanwhile, the Japanese government’s monetary policy weakened the yen, which declined 8% relative to the U.S. dollar during the reporting period. A decline in the value of a foreign currency means investments denominated in that currency are worth less when translated back into U.S. dollars.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating[1]	Percentage of Total Investments [2]

Aaa	27.73%
Aa	26.68
A	26.73
Baa	13.09
Ba	4.66
Not Rated	1.11

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]

Japan	22.16%
Italy	8.42
France	8.15
Germany	5.64
Belgium	4.91
Finland	4.90
United Kingdom	4.67
Spain	4.67
Canada	4.66
Portugal	4.66

TOTAL	72.84%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.13%	2.23%	2.47%	2.13%	2.23%	2.47%
5 Years	(0.20)%	(0.19)%	0.13%	(1.01)%	(0.96)%	0.66%
Since Inception	1.97%	1.98%	2.40%	18.67%	18.81%	23.11%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,050.00	$1.81	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the S&P/Citigroup International Treasury Bond Ex-US Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.13%, net of fees, while the total return for the Index was 2.47%.

European government bonds were the largest contributors to the Index’s return for the reporting period in U.S. dollar terms. An economic recovery in the Eurozone led to credit-rating upgrades for several nations in the region, contributing to improved bond prices. A stronger euro also supported European bond returns in dollar terms. The shared currency reached a 33-month high relative to the U.S. dollar in September 2017 and, despite a small decrease in October 2017, gained 6% against the U.S. dollar during the reporting period.

In contrast, Japanese government bonds (“JGBs”) detracted from the Index’s return for the reporting period. Yields rose on JGBs as investors speculated that signs of better economic growth might prompt the BOJ to consider reducing its strong monetary stimulus policies. In addition, Japan has one of the highest ratios of debt relative to the size of its economy in the developed world, causing concern that proposed additional fiscal stimulus efforts might prompt a credit rating downgrade. Finally, the yen declined 8% relative to the U.S. dollar during the reporting period, meaning that returns on bonds denominated in yen are worth less when translated back into U.S. dollars.

From a maturity perspective, bonds maturating in three to seven years contributed the most to the Index’s performance for the reporting period, while bonds with remaining maturities of 10 years or more detracted modestly. This reflects the fact that yields in many markets rose more sharply on longer-term bonds than on shorter-term securities. All else being equal, the longer the maturity, the more sensitive a bond’s price to interest rate changes.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aaa	27.54%
Aa	23.85
A	27.90
Baa	12.18
Ba	4.73
Not Rated	3.80

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]

Japan	23.02%
Italy	7.35
France	7.18
Germany	4.95
United Kingdom	4.94
Ireland	4.88
Spain	4.83
Portugal	4.73
Netherlands	4.68
Belgium	4.67

TOTAL	71.23%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS — 98.50%

AUSTRALIA — 3.96%
Australia Government Bond
2.75%, 10/21/19[a]	AUD	1,550	$1,209,617
4.50%, 04/15/20[a]	AUD	745	606,731
5.25%, 03/15/19[a]	AUD	1,615	1,296,712

			3,113,060
AUSTRIA — 3.99%
Republic of Austria Government Bond
0.25%, 10/18/19[b]	EUR	800	948,721
1.95%, 06/18/19[b]	EUR	654	794,718
3.90%, 07/15/20[b]	EUR	492	643,149
4.35%, 03/15/19[b]	EUR	600	747,321

			3,133,909
BELGIUM — 4.84%
Kingdom of Belgium Government Bond
3.00%, 09/28/19[a]	EUR	1,076	1,341,443
3.75%, 09/28/20[b]	EUR	1,167	1,532,397
4.00%, 03/28/19	EUR	750	931,273

			3,805,113
CANADA — 4.59%
Canadian Government Bond
0.50%, 08/01/18	CAD	100	77,165
0.50%, 02/01/19	CAD	160	122,876
0.75%, 05/01/19	CAD	240	184,563
0.75%, 08/01/19	CAD	230	176,523
0.75%, 09/01/20	CAD	254	193,225
1.25%, 09/01/18	CAD	40	31,023
1.50%, 03/01/20	CAD	765	594,702
1.75%, 03/01/19	CAD	690	538,364
1.75%, 09/01/19	CAD	715	558,477
3.50%, 06/01/20	CAD	500	408,252
3.75%, 06/01/19	CAD	787	633,371
4.25%, 06/01/18	CAD	119	93,945

			3,612,486
DENMARK — 4.06%
Denmark Government Bond
0.25%, 11/15/18	DKK	5,787	914,324
4.00%, 11/15/19	DKK	13,305	2,279,643

			3,193,967

Security		Principal (000s)	Value
FINLAND — 4.83%
Finland Government Bond
0.38%, 09/15/20[b]	EUR	726	$868,699
1.13%, 09/15/18[b]	EUR	730	863,712
3.38%, 04/15/20[b]	EUR	675	864,020
4.38%, 07/04/19[b]	EUR	951	1,202,978

			3,799,409
FRANCE — 8.03%
French Republic Government Bond OAT
0.00%, 02/25/19[a]	EUR	350	411,288
0.00%, 05/25/20[a]	EUR	570	674,008
0.50%, 11/25/19[a]	EUR	480	572,591
1.00%, 11/25/18[a]	EUR	676	801,248
1.00%, 05/25/19[a]	EUR	590	705,321
3.50%, 04/25/20[a]	EUR	700	899,189
3.75%, 10/25/19[a]	EUR	930	1,179,111
4.25%, 04/25/19[a]	EUR	600	750,191
8.50%, 10/25/19[a]	EUR	230	317,049

			6,309,996
GERMANY — 5.56%
Bundesobligation
0.00%, 04/17/20[a]	EUR	840	995,703
0.50%, 04/12/19[a]	EUR	700	830,952
1.00%, 02/22/19[a]	EUR	600	715,718
Bundesrepublik Deutschland
3.50%, 07/04/19[a]	EUR	580	724,613
3.75%, 01/04/19[a]	EUR	900	1,105,119

			4,372,105
IRELAND — 4.50%
Ireland Government Bond
4.40%, 06/18/19	EUR	850	1,071,305
4.50%, 04/18/20	EUR	1,500	1,966,849
5.00%, 10/18/20	EUR	225	305,466
5.90%, 10/18/19	EUR	150	197,155

			3,540,775
ITALY — 8.29%
Italy Buoni Poliennali Del Tesoro
0.05%, 10/15/19	EUR	150	175,625
0.30%, 10/15/18	EUR	200	234,467
0.35%, 06/15/20	EUR	200	235,274
0.70%, 05/01/20	EUR	90	106,859
1.05%, 12/01/19	EUR	980	1,170,596
1.50%, 08/01/19	EUR	350	420,312

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
2.50%, 05/01/19	EUR	390	$473,187
3.50%, 12/01/18	EUR	700	849,259
4.00%, 09/01/20	EUR	802	1,039,936
4.25%, 02/01/19[a]	EUR	900	1,108,039
4.25%, 09/01/19	EUR	560	705,952

			6,519,506
JAPAN — 21.82%
Japan Government Five Year Bond
0.10%, 06/20/19	JPY	62,750	554,666
0.10%, 09/20/19	JPY	130,000	1,149,887
0.10%, 12/20/19	JPY	235,000	2,079,160
0.10%, 03/20/20	JPY	127,000	1,124,190
0.10%, 06/20/20	JPY	160,000	1,416,992
0.10%, 09/20/20	JPY	151,100	1,338,783
0.20%, 09/20/18	JPY	173,950	1,535,760
0.20%, 12/20/18	JPY	222,000	1,961,895
0.20%, 06/20/19	JPY	67,500	597,621
0.20%, 09/20/19	JPY	140,000	1,240,669
0.30%, 06/20/18	JPY	108,000	953,210
0.30%, 09/20/18	JPY	80,000	706,919
Japan Government Ten Year Bond
0.80%, 09/20/20	JPY	44,000	397,696
1.30%, 12/20/18	JPY	3,500	31,315
1.30%, 09/20/19	JPY	4,250	38,440
1.30%, 12/20/19	JPY	80,100	726,927
1.30%, 03/20/20	JPY	33,000	300,465
1.40%, 09/20/19	JPY	13,100	118,704
1.40%, 03/20/20	JPY	58,650	535,241
Japan Government Twenty Year Bond
2.40%, 03/20/20	JPY	35,000	326,723
2.50%, 03/20/20	JPY	2,850	26,664

			17,161,927
NETHERLANDS — 4.05%
Netherlands Government Bond
0.25%, 01/15/20	EUR	725	862,549
1.25%, 01/15/19[b]	EUR	90	107,412
3.50%, 07/15/20[b]	EUR	894	1,159,859
4.00%, 07/15/19[b]	EUR	839	1,057,104

			3,186,924

Security		Principal (000s)	Value
NORWAY — 1.87%
Norway Government Bond
4.50%, 05/22/19[b]	NOK	11,330	$1,469,761

			1,469,761
PORTUGAL — 4.59%
Portugal Obrigacoes do Tesouro OT
4.75%, 06/14/19[b]	EUR	1,232	1,549,541
4.80%, 06/15/20[b]	EUR	1,574	2,060,456

			3,609,997
SPAIN — 4.60%
Spain Government Bond
0.25%, 01/31/19	EUR	200	234,742
1.15%, 07/30/20	EUR	669	806,976
1.40%, 01/31/20	EUR	530	640,061
2.75%, 04/30/19	EUR	230	280,467
4.00%, 04/30/20[b]	EUR	410	527,597
4.30%, 10/31/19[b]	EUR	450	572,488
4.60%, 07/30/19[b]	EUR	440	556,816

			3,619,147
SWEDEN — 2.29%
Sweden Government Bond Series 1052
4.25%, 03/12/19	SEK	14,105	1,801,193

			1,801,193
SWITZERLAND — 2.02%
Swiss Confederation Government Bond
2.25%, 07/06/20[a]	CHF	645	699,051
3.00%, 05/12/19[a]	CHF	840	892,414

			1,591,465
UNITED KINGDOM — 4.61%
United Kingdom Gilt
1.75%, 07/22/19[a]	GBP	250	339,321
2.00%, 07/22/20[a]	GBP	796	1,098,806
3.75%, 09/07/19[a]	GBP	1,000	1,409,227
3.75%, 09/07/20[a]	GBP	18	26,082
4.50%, 03/07/19[a]	GBP	320	448,100
4.75%, 03/07/20[a]	GBP	205	299,537

			3,621,073

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $75,283,107)			77,461,813

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	8	$7,739

		7,739

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,739)		7,739

TOTAL INVESTMENTS IN SECURITIES — 98.51%
(Cost: $75,290,846)[e]		77,469,552
Other Assets, Less Liabilities — 1.49%		1,171,728

NET ASSETS — 100.00%		$78,641,280

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $75,446,935. Net unrealized appreciation was $2,022,617, of which $2,774,593 represented gross unrealized appreciation on investments and $751,976 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	26	—	(18)[b]	8	$7,739	$3	$—	$249

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Foreign government obligations	$—	$77,461,813	$—	$77,461,813
Money market funds	7,739	—	—	7,739

Total	$7,739	$77,461,813	$—	$77,469,552

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS — 97.26%

AUSTRALIA — 4.40%
Australia Government Bond
1.75%, 11/21/20[a]	AUD	1,850	$1,408,898
2.00%, 12/21/21[a]	AUD	1,650	1,258,774
2.25%, 05/21/28[a]	AUD	2,070	1,520,051
2.75%, 10/21/19[a]	AUD	1,235	963,792
2.75%, 04/21/24[a]	AUD	4,950	3,873,143
2.75%, 11/21/27[a]	AUD	2,509	1,936,396
2.75%, 11/21/28[a]	AUD	1,700	1,304,883
2.75%, 06/21/35[a]	AUD	931	680,786
3.00%, 03/21/47[a]	AUD	1,060	746,231
3.25%, 10/21/18[a]	AUD	300	233,319
3.25%, 04/21/25[a]	AUD	3,578	2,881,810
3.25%, 04/21/29[a]	AUD	1,446	1,161,252
3.25%, 06/21/39[a]	AUD	624	477,514
3.75%, 04/21/37[a]	AUD	1,021	850,811
4.25%, 04/21/26[a]	AUD	3,400	2,936,703
4.50%, 04/15/20[a]	AUD	2,128	1,733,051
4.50%, 04/21/33[a]	AUD	1,455	1,329,352
4.75%, 04/21/27[a]	AUD	2,818	2,542,757
5.25%, 03/15/19[a]	AUD	3,467	2,783,715
5.50%, 04/21/23[a]	AUD	1,885	1,683,051
5.75%, 05/15/21[a]	AUD	1,987	1,716,031
5.75%, 07/15/22[a]	AUD	1,916	1,701,812

			35,724,132
AUSTRIA — 4.28%
Republic of Austria Government Bond
0.00%, 07/15/23[b]	EUR	370	432,840
0.25%, 10/18/19[b]	EUR	28	33,205
0.50%, 04/20/27[b]	EUR	650	755,177
0.75%, 10/20/26[b]	EUR	1,940	2,321,215
1.15%, 10/19/18[b]	EUR	875	1,036,960
1.20%, 10/20/25[b]	EUR	1,421	1,777,040
1.50%, 02/20/47[b]	EUR	564	657,045
1.50%, 11/02/86[b]	EUR	313	319,012
1.65%, 10/21/24[b]	EUR	1,535	1,980,840
1.75%, 10/20/23[b]	EUR	1,311	1,694,101
1.95%, 06/18/19[b]	EUR	1,025	1,245,544
2.10%, 09/20/17[b]	EUR	500	616,135
2.40%, 05/23/34[b]	EUR	910	1,278,848
3.15%, 06/20/44[b]	EUR	1,412	2,289,056
3.40%, 11/22/22[b]	EUR	1,526	2,107,968

Security		Principal (000s)	Value
3.50%, 09/15/21[b]	EUR	2,376	$3,195,703
3.65%, 04/20/22[b]	EUR	1,100	1,511,785
3.80%, 01/26/62[b]	EUR	427	833,889
3.90%, 07/15/20[b]	EUR	1,848	2,415,731
4.15%, 03/15/37[b]	EUR	1,646	2,924,750
4.35%, 03/15/19[b]	EUR	1,123	1,398,736
4.85%, 03/15/26[b]	EUR	1,090	1,754,337
6.25%, 07/15/27	EUR	1,166	2,113,985

			34,693,902
BELGIUM — 4.55%
Kingdom of Belgium Government Bond
0.20%, 10/22/23[b]	EUR	470	555,444
0.50%, 10/22/24[b]	EUR	450	536,591
0.80%, 06/22/25[b]	EUR	1,115	1,350,519
0.80%, 06/22/27[b]	EUR	1,270	1,506,901
1.00%, 06/22/26[b]	EUR	1,047	1,278,974
1.00%, 06/22/31[b]	EUR	880	1,025,953
1.25%, 06/22/18[a]	EUR	375	442,244
1.45%, 06/22/37[b]	EUR	395	468,765
1.60%, 06/22/47[b]	EUR	757	863,377
1.90%, 06/22/38[b]	EUR	470	599,652
2.15%, 06/22/66[b]	EUR	290	360,452
2.25%, 06/22/23[a]	EUR	1,180	1,560,754
2.25%, 06/22/57[b]	EUR	300	387,644
2.60%, 06/22/24[b]	EUR	1,365	1,857,080
3.00%, 09/28/19[a]	EUR	794	989,963
3.00%, 06/22/34[b]	EUR	625	931,944
3.75%, 09/28/20[b]	EUR	1,592	2,089,881
3.75%, 06/22/45[a]	EUR	790	1,367,775
4.00%, 03/28/19	EUR	785	974,302
4.00%, 03/28/22	EUR	1,287	1,790,581
4.00%, 03/28/32[a]	EUR	704	1,155,100
4.25%, 09/28/21[b]	EUR	1,766	2,439,445
4.25%, 09/28/22[a]	EUR	1,405	2,002,830
4.25%, 03/28/41[b]	EUR	1,606	2,924,221
4.50%, 03/28/26[b]	EUR	615	966,587
5.00%, 03/28/35[b]	EUR	1,665	3,124,702
5.50%, 03/28/28	EUR	1,906	3,327,046

			36,878,727
CANADA — 4.39%
Canadian Government Bond
0.25%, 05/01/18	CAD	1,650	1,274,536
0.50%, 08/01/18	CAD	330	254,646

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
0.50%, 02/01/19	CAD	300	$230,392
0.50%, 03/01/22	CAD	1,738	1,287,270
0.75%, 05/01/19	CAD	1,630	1,253,493
0.75%, 08/01/19	CAD	670	514,219
0.75%, 09/01/20	CAD	1,592	1,211,079
0.75%, 03/01/21	CAD	2,313	1,751,055
0.75%, 09/01/21	CAD	2,170	1,634,888
1.00%, 09/01/22	CAD	1,100	828,563
1.00%, 06/01/27	CAD	1,838	1,306,889
1.25%, 03/01/18	CAD	625	485,217
1.25%, 09/01/18	CAD	960	744,549
1.25%, 11/01/19	CAD	800	618,853
1.50%, 03/01/20	CAD	2,355	1,830,750
1.50%, 06/01/23	CAD	1,230	944,697
1.50%, 06/01/26	CAD	1,258	945,322
1.75%, 09/01/19	CAD	1,475	1,152,103
2.00%, 06/01/28	CAD	300	232,299
2.25%, 06/01/25	CAD	1,285	1,026,667
2.50%, 06/01/24	CAD	1,218	988,228
2.75%, 06/01/22	CAD	1,288	1,050,231
2.75%, 12/01/48	CAD	1,477	1,256,899
2.75%, 12/01/64	CAD	435	382,576
3.25%, 06/01/21	CAD	1,591	1,308,610
3.50%, 06/01/20	CAD	1,815	1,481,954
3.50%, 12/01/45	CAD	1,660	1,595,476
3.75%, 06/01/19	CAD	1,491	1,199,945
4.00%, 06/01/41	CAD	1,550	1,567,190
4.25%, 06/01/18	CAD	579	457,092
5.00%, 06/01/37	CAD	1,428	1,584,112
5.75%, 06/01/29	CAD	1,110	1,188,164
5.75%, 06/01/33	CAD	1,350	1,541,844
8.00%, 06/01/27	CAD	370	438,266
9.00%, 06/01/25	CAD	20	23,354

			35,591,428
DENMARK — 4.35%
Denmark Government Bond
0.25%, 11/15/18	DKK	13,195	2,084,759
0.25%, 11/15/20	DKK	6,600	1,057,110
0.50%, 11/15/27	DKK	12,310	1,931,390
1.50%, 11/15/23	DKK	21,666	3,716,587
1.75%, 11/15/25	DKK	31,215	5,497,916
3.00%, 11/15/21	DKK	30,855	5,492,422
4.00%, 11/15/19	DKK	24,033	4,117,720

Security		Principal (000s)	Value
4.50%, 11/15/39	DKK	41,752	$11,081,523
7.00%, 11/10/24	DKK	1,470	343,233

			35,322,660
FINLAND — 4.13%
Finland Government Bond
0.00%, 04/15/22[b]	EUR	633	747,789
0.00%, 09/15/23[b]	EUR	1,835	2,143,818
0.38%, 09/15/20[b]	EUR	1,948	2,330,889
0.50%, 04/15/26[b]	EUR	1,769	2,092,481
0.75%, 04/15/31[b]	EUR	1,553	1,794,748
0.88%, 09/15/25[b]	EUR	1,063	1,300,550
1.50%, 04/15/23[b]	EUR	2,520	3,199,561
1.63%, 09/15/22[b]	EUR	1,230	1,564,915
2.00%, 04/15/24[b]	EUR	1,340	1,760,275
2.63%, 07/04/42[b]	EUR	1,615	2,482,920
2.75%, 07/04/28[b]	EUR	2,492	3,567,334
3.38%, 04/15/20[b]	EUR	3,345	4,281,699
3.50%, 04/15/21[b]	EUR	1,819	2,412,701
4.00%, 07/04/25[b]	EUR	2,300	3,461,859
4.38%, 07/04/19[b]	EUR	310	392,138

			33,533,677
FRANCE — 6.98%
France Government Bond OAT
0.50%, 11/25/19[a]	EUR	820	978,176
1.00%, 05/25/19[a]	EUR	625	747,162
French Republic Government Bond OAT
0.00%, 02/25/20[a]	EUR	340	401,672
0.00%, 05/25/20[a]	EUR	681	805,263
0.00%, 05/25/21[a]	EUR	550	650,721
0.00%, 05/25/22[a]	EUR	1,050	1,238,286
0.25%, 11/25/20[a]	EUR	205	244,389
0.25%, 11/25/26[a]	EUR	1,530	1,740,185
0.50%, 05/25/25[a]	EUR	1,137	1,350,117
0.50%, 05/25/26[a]	EUR	546	640,208
1.00%, 05/25/18[a]	EUR	380	446,709
1.00%, 11/25/18[a]	EUR	500	592,639
1.00%, 11/25/25[a]	EUR	300	368,195
1.00%, 05/25/27[a]	EUR	1,030	1,244,571
1.25%, 05/25/36[b]	EUR	563	647,701
1.50%, 05/25/31[a]	EUR	1,487	1,839,674
1.75%, 05/25/23[a]	EUR	990	1,273,535
1.75%, 11/25/24[a]	EUR	1,171	1,516,935
1.75%, 06/25/39[b]	EUR	500	617,811

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
1.75%, 05/25/66[b]	EUR	590	$659,106
2.00%, 05/25/48[b]	EUR	350	434,374
2.25%, 10/25/22[a]	EUR	1,313	1,718,281
2.25%, 05/25/24[a]	EUR	985	1,313,275
2.50%, 10/25/20[a]	EUR	1,216	1,545,447
2.50%, 05/25/30[a]	EUR	958	1,326,269
2.75%, 10/25/27[a]	EUR	1,239	1,738,938
3.00%, 04/25/22[a]	EUR	1,730	2,317,338
3.25%, 10/25/21[a]	EUR	1,200	1,602,654
3.25%, 05/25/45[a]	EUR	832	1,318,125
3.50%, 04/25/20[a]	EUR	1,080	1,387,898
3.50%, 04/25/26[a]	EUR	1,104	1,622,634
3.75%, 10/25/19[a]	EUR	1,485	1,882,774
3.75%, 04/25/21[a]	EUR	1,320	1,765,887
4.00%, 10/25/38[a]	EUR	917	1,586,744
4.00%, 04/25/55[a]	EUR	518	965,719
4.00%, 04/25/60[a]	EUR	417	796,504
4.25%, 10/25/18[a]	EUR	1,949	2,379,261
4.25%, 04/25/19[a]	EUR	150	187,548
4.25%, 10/25/23[a]	EUR	2,065	3,029,904
4.50%, 04/25/41[a]	EUR	1,077	2,015,747
4.75%, 04/25/35[a]	EUR	834	1,518,989
5.50%, 04/25/29[a]	EUR	970	1,718,879
5.75%, 10/25/32[a]	EUR	938	1,807,541
6.00%, 10/25/25[a]	EUR	1,023	1,737,324
8.50%, 10/25/19[a]	EUR	250	344,618
8.50%, 04/25/23[a]	EUR	335	575,897

			56,641,624
GERMANY — 4.81%
Bundesobligation
0.00%, 04/17/20[a]	EUR	770	912,728
0.00%, 04/09/21[a]	EUR	300	356,666
0.00%, 10/08/21[a]	EUR	1,330	1,581,657
0.00%, 04/08/22[a]	EUR	461	547,713
0.25%, 10/11/19[a]	EUR	475	564,353
0.25%, 10/16/20[a]	EUR	500	598,324
0.50%, 04/12/19[a]	EUR	518	614,905
Bundesrepublik Deutschland
0.00%, 08/15/26[a]	EUR	804	920,331
0.25%, 02/15/27[a]	EUR	1,445	1,678,276
0.50%, 02/15/25[a]	EUR	754	911,857
0.50%, 02/15/26[a]	EUR	917	1,101,965
0.50%, 08/15/27[a]	EUR	550	649,240

Security		Principal (000s)	Value
1.00%, 08/15/24[a]	EUR	885	$1,107,947
1.00%, 08/15/25[a]	EUR	500	626,000
1.50%, 09/04/22[a]	EUR	605	770,115
1.50%, 02/15/23[a]	EUR	855	1,092,426
1.50%, 05/15/23[a]	EUR	1,141	1,460,843
1.50%, 05/15/24[a]	EUR	591	762,252
1.75%, 07/04/22[a]	EUR	174	223,516
1.75%, 02/15/24[a]	EUR	1,025	1,338,747
2.00%, 01/04/22[a]	EUR	555	714,708
2.00%, 08/15/23[a]	EUR	653	859,704
2.25%, 09/04/20[a]	EUR	621	784,094
2.25%, 09/04/21[a]	EUR	478	617,634
2.50%, 01/04/21[a]	EUR	740	948,988
2.50%, 07/04/44[a]	EUR	751	1,149,685
2.50%, 08/15/46[a]	EUR	736	1,136,016
3.00%, 07/04/20[a]	EUR	1,025	1,313,512
3.25%, 01/04/20[a]	EUR	1,507	1,909,781
3.25%, 07/04/21[a]	EUR	375	498,975
3.25%, 07/04/42[a]	EUR	500	857,904
3.50%, 07/04/19[a]	EUR	681	850,624
3.75%, 01/04/19[a]	EUR	477	586,053
4.00%, 01/04/37[a]	EUR	689	1,241,139
4.25%, 07/04/39[a]	EUR	534	1,021,020
4.75%, 07/04/28[a]	EUR	364	616,564
4.75%, 07/04/34[a]	EUR	741	1,396,777
4.75%, 07/04/40[a]	EUR	558	1,146,397
5.50%, 01/04/31[a]	EUR	517	976,971
5.63%, 01/04/28[a]	EUR	415	739,446
6.25%, 01/04/24[a]	EUR	235	383,002
6.25%, 01/04/30[a]	EUR	275	536,963
6.50%, 07/04/27[a]	EUR	300	557,186
Bundesschatzanweisungen
0.00%, 12/14/18[a]	EUR	306	359,574

			39,022,578
IRELAND — 4.75%
Ireland Government Bond
0.80%, 03/15/22[a]	EUR	1,830	2,229,222
1.00%, 05/15/26[a]	EUR	2,800	3,379,083
1.70%, 05/15/37[a]	EUR	1,230	1,480,659
2.00%, 02/18/45[a]	EUR	1,988	2,454,805
2.40%, 05/15/30[a]	EUR	2,438	3,296,232
3.40%, 03/18/24[a]	EUR	2,458	3,458,420
3.90%, 03/20/23[a]	EUR	1,683	2,378,035

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
4.40%, 06/18/19	EUR	1,934	$2,437,231
4.50%, 10/18/18	EUR	2,321	2,838,748
4.50%, 04/18/20	EUR	3,238	4,245,680
5.00%, 10/18/20	EUR	2,156	2,927,466
5.40%, 03/13/25	EUR	3,193	5,085,319
5.90%, 10/18/19	EUR	1,742	2,289,262

			38,500,162
ITALY — 7.15%
Italy Buoni Poliennali Del Tesoro
0.20%, 10/15/20	EUR	182	212,822
0.35%, 06/15/20	EUR	550	647,005
0.35%, 11/01/21	EUR	2,065	2,408,469
0.45%, 06/01/21	EUR	1,170	1,374,905
0.65%, 11/01/20	EUR	527	624,892
0.65%, 10/15/23	EUR	616	705,336
0.70%, 05/01/20	EUR	552	655,403
0.95%, 03/15/23	EUR	1,130	1,328,121
1.05%, 12/01/19	EUR	979	1,169,402
1.25%, 12/01/26	EUR	700	788,315
1.35%, 04/15/22	EUR	543	655,628
1.45%, 09/15/22	EUR	790	956,909
1.50%, 08/01/19	EUR	2,800	3,362,499
1.50%, 06/01/25	EUR	700	821,437
1.60%, 06/01/26	EUR	270	314,869
1.65%, 03/01/32[b]	EUR	1,006	1,090,615
1.85%, 05/15/24	EUR	1,850	2,252,112
2.00%, 12/01/25	EUR	550	665,200
2.05%, 08/01/27	EUR	80	95,171
2.15%, 12/15/21	EUR	446	557,100
2.20%, 06/01/27	EUR	40	48,397
2.25%, 09/01/36[b]	EUR	430	479,995
2.45%, 09/01/33[b]	EUR	50	58,778
2.50%, 05/01/19	EUR	347	421,015
2.50%, 12/01/24	EUR	595	750,291
2.70%, 03/01/47[b]	EUR	549	605,735
2.80%, 03/01/67[b]	EUR	190	198,362
3.25%, 09/01/46[b]	EUR	475	586,242
3.45%, 03/01/48[b]	EUR	370	463,958
3.50%, 06/01/18	EUR	94	111,986
3.50%, 12/01/18	EUR	425	515,621
3.50%, 03/01/30[b]	EUR	1,620	2,168,798
3.75%, 03/01/21	EUR	849	1,107,875
3.75%, 05/01/21	EUR	643	841,727

Security		Principal (000s)	Value
3.75%, 08/01/21[a]	EUR	651	$857,302
3.75%, 09/01/24	EUR	748	1,016,047
4.00%, 09/01/20	EUR	466	604,252
4.00%, 02/01/37[a]	EUR	848	1,201,037
4.25%, 02/01/19[a]	EUR	570	701,758
4.25%, 09/01/19	EUR	1,414	1,782,528
4.25%, 03/01/20	EUR	550	706,049
4.50%, 08/01/18	EUR	192	231,843
4.50%, 03/01/19	EUR	423	524,245
4.50%, 02/01/20[a]	EUR	489	629,165
4.50%, 05/01/23	EUR	647	902,660
4.50%, 03/01/24	EUR	797	1,123,497
4.50%, 03/01/26[a]	EUR	459	659,044
4.75%, 09/01/21	EUR	524	714,065
4.75%, 08/01/23[b]	EUR	470	667,562
4.75%, 09/01/28[b]	EUR	562	833,958
4.75%, 09/01/44[b]	EUR	599	932,707
5.00%, 03/01/22	EUR	739	1,029,001
5.00%, 03/01/25[b]	EUR	479	701,491
5.00%, 08/01/34[a]	EUR	727	1,144,047
5.00%, 08/01/39[a]	EUR	989	1,580,206
5.00%, 09/01/40[a]	EUR	732	1,160,008
5.25%, 11/01/29	EUR	1,084	1,693,056
5.50%, 09/01/22	EUR	438	629,058
5.50%, 11/01/22	EUR	507	730,715
5.75%, 02/01/33	EUR	401	671,473
6.00%, 05/01/31	EUR	1,221	2,054,123
6.50%, 11/01/27	EUR	1,204	2,006,718
7.25%, 11/01/26	EUR	435	747,524
9.00%, 11/01/23	EUR	421	721,446

			58,001,575
JAPAN — 22.39%
Japan Government Five Year Bond
0.10%, 06/20/19	JPY	16,450	145,407
0.10%, 09/20/19	JPY	478,300	4,230,701
0.10%, 12/20/19	JPY	17,950	158,812
0.10%, 03/20/20	JPY	116,400	1,030,360
0.10%, 06/20/20	JPY	91,350	809,014
0.10%, 09/20/20	JPY	26,900	238,341
0.10%, 12/20/20	JPY	154,900	1,373,052
0.10%, 03/20/21	JPY	74,400	659,641
0.10%, 06/20/21	JPY	99,950	886,497
0.10%, 09/20/21	JPY	84,850	752,830

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
0.10%, 12/20/21	JPY	61,300	$544,056
0.10%, 03/20/22	JPY	164,000	1,455,967
0.10%, 06/20/22	JPY	113,000	1,003,933
0.10%, 09/20/22	JPY	147,200	1,308,141
0.20%, 09/20/18	JPY	106,200	937,612
0.20%, 12/20/18	JPY	73,850	652,640
0.20%, 03/20/19	JPY	121,950	1,078,704
0.20%, 06/20/19	JPY	73,750	652,957
0.20%, 09/20/19	JPY	63,850	565,834
0.30%, 06/20/18	JPY	80,500	710,494
0.30%, 09/20/18	JPY	52,000	459,497
0.40%, 06/20/18	JPY	36,300	320,586
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	116,750	825,572
0.90%, 03/20/57	JPY	57,350	481,603
1.40%, 03/20/55	JPY	49,650	491,855
1.70%, 03/20/54	JPY	44,850	481,896
1.90%, 03/20/53	JPY	36,000	406,192
2.00%, 03/20/52	JPY	73,350	846,381
2.20%, 03/20/49	JPY	44,400	531,280
2.20%, 03/20/50	JPY	48,600	582,439
2.20%, 03/20/51	JPY	66,850	803,171
2.40%, 03/20/48	JPY	24,900	308,586
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	61,600	546,192
0.10%, 06/20/26	JPY	75,000	664,868
0.10%, 09/20/26	JPY	122,450	1,084,776
0.10%, 12/20/26	JPY	118,500	1,049,022
0.10%, 03/20/27	JPY	87,000	769,571
0.10%, 06/20/27	JPY	109,050	963,830
0.10%, 09/20/27	JPY	97,250	858,783
0.30%, 12/20/24	JPY	77,450	698,168
0.30%, 12/20/25	JPY	71,550	645,033
0.40%, 03/20/25	JPY	74,300	674,663
0.40%, 06/20/25	JPY	102,350	929,635
0.40%, 09/20/25	JPY	116,950	1,062,503
0.50%, 09/20/24	JPY	98,350	897,778
0.50%, 12/20/24	JPY	50,400	460,675
0.60%, 03/20/23	JPY	205,200	1,872,172
0.60%, 09/20/23	JPY	19,350	176,975
0.60%, 12/20/23	JPY	145,550	1,332,930
0.60%, 03/20/24	JPY	80,700	739,737
0.60%, 06/20/24	JPY	79,050	725,517

Security		Principal (000s)	Value
0.70%, 12/20/22	JPY	104,050	$952,731
0.80%, 09/20/20	JPY	101,150	914,249
0.80%, 06/20/22	JPY	157,700	1,445,266
0.80%, 09/20/22	JPY	273,150	2,508,134
0.80%, 12/20/22	JPY	190,850	1,756,179
0.80%, 06/20/23	JPY	141,100	1,303,179
0.80%, 09/20/23	JPY	102,550	948,581
0.90%, 03/20/22	JPY	86,500	794,714
0.90%, 06/20/22	JPY	81,100	746,572
1.00%, 09/20/20	JPY	203,900	1,853,349
1.00%, 09/20/21	JPY	140,050	1,285,593
1.00%, 12/20/21	JPY	135,650	1,248,522
1.00%, 03/20/22	JPY	155,800	1,437,753
1.10%, 06/20/20	JPY	77,450	704,002
1.10%, 03/20/21	JPY	37,350	342,300
1.10%, 06/20/21	JPY	51,450	472,753
1.10%, 09/20/21	JPY	77,750	716,377
1.10%, 12/20/21	JPY	87,550	809,007
1.20%, 12/20/20	JPY	311,850	2,858,300
1.20%, 06/20/21	JPY	123,400	1,137,826
1.30%, 12/20/18	JPY	166,100	1,486,115
1.30%, 03/20/19	JPY	96,500	866,487
1.30%, 09/20/19	JPY	33,200	300,284
1.30%, 12/20/19	JPY	53,550	485,979
1.30%, 03/20/20	JPY	34,050	310,025
1.30%, 06/20/20	JPY	63,500	580,151
1.30%, 03/20/21	JPY	198,800	1,833,796
1.40%, 12/20/18	JPY	138,100	1,236,969
1.40%, 06/20/19	JPY	60,200	543,384
1.40%, 09/20/19	JPY	156,300	1,416,287
1.40%, 03/20/20	JPY	70,850	646,579
1.50%, 06/20/18	JPY	40,050	356,150
1.50%, 09/20/18	JPY	143,500	1,281,422
1.50%, 03/20/19	JPY	55,800	502,392
1.50%, 06/20/19	JPY	93,700	847,110
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	53,100	403,935
0.50%, 09/20/46	JPY	79,500	639,148
0.60%, 12/20/46	JPY	61,200	504,788
0.80%, 03/20/46	JPY	53,800	470,200
0.80%, 03/20/47	JPY	75,000	651,509
0.80%, 06/20/47	JPY	97,350	844,588
0.80%, 09/20/47	JPY	29,900	259,072

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
1.10%, 03/20/33	JPY	16,750	$164,020
1.40%, 09/20/45	JPY	28,550	287,588
1.40%, 12/20/45	JPY	38,950	392,259
1.50%, 12/20/44	JPY	38,950	401,185
1.50%, 03/20/45	JPY	55,900	575,751
1.60%, 06/20/45	JPY	25,650	269,647
1.70%, 06/20/33	JPY	20,550	217,675
1.70%, 12/20/43	JPY	72,350	775,653
1.70%, 03/20/44	JPY	69,600	745,577
1.70%, 06/20/44	JPY	45,500	487,562
1.70%, 09/20/44	JPY	54,200	581,614
1.80%, 11/22/32	JPY	18,000	192,635
1.80%, 03/20/43	JPY	121,500	1,324,150
1.80%, 09/20/43	JPY	65,950	720,285
1.90%, 09/20/42	JPY	162,900	1,803,885
1.90%, 06/20/43	JPY	71,150	791,159
2.00%, 12/20/33	JPY	54,750	602,756
2.00%, 09/20/40	JPY	130,050	1,456,622
2.00%, 09/20/41	JPY	131,500	1,477,179
2.00%, 03/20/42	JPY	119,900	1,349,257
2.10%, 09/20/33	JPY	15,550	173,140
2.20%, 09/20/39	JPY	92,000	1,060,214
2.20%, 03/20/41	JPY	113,750	1,318,621
2.30%, 05/20/32	JPY	19,800	223,911
2.30%, 03/20/35	JPY	42,200	485,640
2.30%, 06/20/35	JPY	26,050	299,998
2.30%, 12/20/35	JPY	35,650	411,379
2.30%, 12/20/36	JPY	34,550	399,972
2.30%, 03/20/39	JPY	89,800	1,048,810
2.30%, 03/20/40	JPY	113,950	1,336,513
2.40%, 11/20/31	JPY	6,600	75,134
2.40%, 03/20/34	JPY	29,900	346,156
2.40%, 12/20/34	JPY	42,600	495,510
2.40%, 03/20/37	JPY	64,250	754,557
2.40%, 09/20/38	JPY	79,200	936,767
2.50%, 06/20/34	JPY	33,500	393,191
2.50%, 09/20/34	JPY	34,700	408,082
2.50%, 09/20/35	JPY	26,550	314,226
2.50%, 03/20/36	JPY	30,800	365,374
2.50%, 06/20/36	JPY	44,500	528,255
2.50%, 09/20/36	JPY	36,900	438,686
2.50%, 09/20/37	JPY	67,800	810,282
2.50%, 03/20/38	JPY	89,800	1,075,624

Security		Principal (000s)	Value
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	86,600	$717,653
0.40%, 03/20/36	JPY	63,000	543,270
0.50%, 09/20/36	JPY	97,950	855,362
0.60%, 12/20/36	JPY	124,100	1,100,638
0.60%, 06/20/37	JPY	123,000	1,086,271
0.60%, 09/20/37	JPY	86,000	758,182
0.70%, 03/20/37	JPY	110,500	995,375
0.80%, 06/20/23	JPY	9,950	91,897
1.00%, 03/20/23	JPY	22,500	209,561
1.00%, 12/20/35	JPY	311,250	2,976,720
1.20%, 12/20/34	JPY	81,450	805,504
1.20%, 03/20/35	JPY	84,550	836,043
1.20%, 09/20/35	JPY	76,850	759,011
1.30%, 06/20/35	JPY	63,300	634,933
1.40%, 12/20/22	JPY	19,000	180,006
1.40%, 09/20/34	JPY	96,000	977,674
1.50%, 06/20/32	JPY	43,900	452,267
1.50%, 03/20/33	JPY	48,400	499,611
1.50%, 03/20/34	JPY	72,350	747,243
1.50%, 06/20/34	JPY	85,000	877,715
1.60%, 06/20/30	JPY	43,800	452,775
1.60%, 03/20/32	JPY	77,700	810,233
1.60%, 06/20/32	JPY	356,550	3,719,912
1.60%, 03/20/33	JPY	59,100	617,682
1.60%, 12/20/33	JPY	59,850	626,284
1.70%, 12/20/22	JPY	21,000	201,811
1.70%, 09/20/31	JPY	49,400	520,015
1.70%, 12/20/31	JPY	50,250	529,383
1.70%, 03/20/32	JPY	44,300	467,347
1.70%, 06/20/32	JPY	38,750	409,076
1.70%, 09/20/32	JPY	110,450	1,167,535
1.70%, 12/20/32	JPY	86,050	910,079
1.70%, 06/20/33	JPY	80,350	851,103
1.70%, 09/20/33	JPY	81,600	864,631
1.80%, 12/20/23	JPY	60,000	588,468
1.80%, 06/20/30	JPY	50,100	529,112
1.80%, 09/20/30	JPY	37,850	400,281
1.80%, 06/20/31	JPY	31,800	338,144
1.80%, 09/20/31	JPY	87,950	936,211
1.80%, 12/20/31	JPY	98,100	1,045,258
1.80%, 03/20/32	JPY	67,550	720,858
1.80%, 12/20/32	JPY	39,950	427,602

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
1.90%, 03/22/21	JPY	1,950	$18,339
1.90%, 06/20/22	JPY	15,000	144,221
1.90%, 09/20/22	JPY	25,900	250,236
1.90%, 09/20/23	JPY	25,000	245,538
1.90%, 12/20/23	JPY	52,000	512,824
1.90%, 03/20/24	JPY	18,050	178,726
1.90%, 03/20/25	JPY	14,500	145,764
1.90%, 06/20/25	JPY	19,200	193,761
1.90%, 12/20/28	JPY	63,050	664,092
1.90%, 03/20/29	JPY	47,350	499,961
1.90%, 09/20/30	JPY	46,200	493,693
1.90%, 03/20/31	JPY	34,950	374,970
1.90%, 06/20/31	JPY	92,400	993,290
2.00%, 06/21/21	JPY	2,650	25,121
2.00%, 03/21/22	JPY	100	962
2.00%, 12/20/24	JPY	67,100	676,421
2.00%, 03/20/25	JPY	7,050	71,330
2.00%, 06/20/25	JPY	13,800	140,193
2.00%, 09/20/25	JPY	20,650	210,543
2.00%, 12/20/25	JPY	29,450	301,324
2.00%, 03/20/27	JPY	38,350	399,302
2.00%, 06/20/30	JPY	43,700	471,016
2.00%, 12/20/30	JPY	41,450	448,793
2.00%, 03/20/31	JPY	40,550	439,694
2.10%, 12/20/21	JPY	41,850	401,915
2.10%, 03/20/24	JPY	38,300	383,549
2.10%, 09/20/24	JPY	83,400	842,352
2.10%, 03/20/25	JPY	14,900	151,724
2.10%, 06/20/25	JPY	14,150	144,700
2.10%, 09/20/25	JPY	18,850	193,500
2.10%, 12/20/25	JPY	25,000	257,582
2.10%, 03/20/26	JPY	39,600	409,640
2.10%, 12/20/26	JPY	64,350	673,061
2.10%, 03/20/27	JPY	44,400	465,944
2.10%, 06/20/27	JPY	27,500	289,700
2.10%, 09/20/27	JPY	160,300	1,693,427
2.10%, 12/20/27	JPY	73,850	782,642
2.10%, 06/20/28	JPY	18,450	196,733
2.10%, 09/20/28	JPY	54,750	585,564
2.10%, 12/20/28	JPY	43,000	461,231
2.10%, 03/20/29	JPY	55,500	596,980
2.10%, 06/20/29	JPY	55,850	602,441
2.10%, 09/20/29	JPY	112,600	1,217,226

Security		Principal (000s)	Value
2.10%, 12/20/29	JPY	59,950	$649,779
2.10%, 03/20/30	JPY	73,200	795,402
2.10%, 12/20/30	JPY	74,550	815,576
2.20%, 06/22/20	JPY	23,200	216,810
2.20%, 09/21/20	JPY	71,850	675,073
2.20%, 12/20/21	JPY	800	7,712
2.20%, 03/20/24	JPY	18,950	190,839
2.20%, 06/20/24	JPY	30,750	311,015
2.20%, 03/20/26	JPY	10,700	111,475
2.20%, 06/20/26	JPY	17,050	178,306
2.20%, 09/20/26	JPY	66,000	692,788
2.20%, 09/20/27	JPY	107,750	1,147,604
2.20%, 03/20/28	JPY	50,000	536,038
2.20%, 09/20/28	JPY	47,600	513,601
2.20%, 06/20/29	JPY	24,450	266,200
2.20%, 12/20/29	JPY	26,800	293,286
2.20%, 03/20/30	JPY	41,700	457,570
2.20%, 03/20/31	JPY	40,600	449,819
2.30%, 09/20/18	JPY	3,150	28,324
2.30%, 06/20/26	JPY	36,300	382,372
2.30%, 09/20/26	JPY	2,900	30,667
2.30%, 06/20/27	JPY	37,150	397,629
2.30%, 06/20/28	JPY	17,950	194,727
2.40%, 03/20/20	JPY	1,100	10,268
2.40%, 06/20/24	JPY	51,800	529,985
2.40%, 03/20/28	JPY	26,500	288,900
2.40%, 06/20/28	JPY	50,000	547,047
2.50%, 03/20/20	JPY	1,150	10,759
2.50%, 12/21/20	JPY	119,000	1,133,574
2.60%, 03/20/19	JPY	40,000	365,488
2.90%, 09/20/19	JPY	550	5,121
Japan Government Two Year Bond
0.10%, 07/15/18	JPY	39,000	343,844
0.10%, 08/15/18	JPY	72,000	634,928
0.10%, 10/15/18	JPY	60,000	529,387
0.10%, 11/15/18	JPY	61,500	542,746
0.10%, 12/15/18	JPY	65,000	573,760
0.10%, 01/15/19	JPY	40,000	353,164
0.10%, 02/15/19	JPY	47,750	421,686
0.10%, 03/15/19	JPY	75,050	662,914
0.10%, 04/15/19	JPY	207,250	1,831,052
0.10%, 07/15/19	JPY	52,300	462,378
0.10%, 08/15/19	JPY	73,050	645,981

			181,629,492

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
NETHERLANDS — 4.55%
Netherlands Government Bond
0.00%, 01/15/22[b]	EUR	1,624	$1,924,239
0.25%, 07/15/25[b]	EUR	1,511	1,773,022
0.50%, 07/15/26[b]	EUR	1,300	1,538,928
0.75%, 07/15/27[b]	EUR	1,540	1,841,803
1.25%, 01/15/19[b]	EUR	1,475	1,760,357
1.75%, 07/15/23[b]	EUR	1,918	2,479,652
2.00%, 07/15/24[b]	EUR	1,521	2,010,343
2.25%, 07/15/22[b]	EUR	1,628	2,129,879
2.50%, 01/15/33[b]	EUR	1,351	1,949,202
2.75%, 01/15/47[b]	EUR	1,305	2,079,943
3.25%, 07/15/21[b]	EUR	1,075	1,429,118
3.50%, 07/15/20[b]	EUR	2,557	3,317,452
3.75%, 01/15/23	EUR	826	1,165,551
3.75%, 01/15/42[b]	EUR	1,522	2,768,968
4.00%, 07/15/18[b]	EUR	955	1,149,612
4.00%, 07/15/19[b]	EUR	1,502	1,892,152
4.00%, 01/15/37[b]	EUR	1,474	2,638,702
5.50%, 01/15/28	EUR	1,145	2,008,825
7.50%, 01/15/23[b]	EUR	654	1,071,900

			36,929,648
NORWAY — 1.99%
Norway Government Bond
1.50%, 02/19/26[b]	NOK	13,616	1,661,076
1.75%, 03/13/25[b]	NOK	13,260	1,657,264
1.75%, 02/17/27[b]	NOK	13,340	1,650,156
2.00%, 05/24/23[b]	NOK	20,074	2,557,104
3.00%, 03/14/24[b]	NOK	16,310	2,199,584
3.75%, 05/25/21[b]	NOK	23,206	3,114,549
4.50%, 05/22/19[b]	NOK	25,612	3,322,464

			16,162,197
PORTUGAL — 4.60%
Portugal Obrigacoes do Tesouro OT
2.20%, 10/17/22[b]	EUR	2,280	2,841,074
2.88%, 10/15/25[b]	EUR	3,145	3,978,412
2.88%, 07/21/26[b]	EUR	2,093	2,632,783
3.85%, 04/15/21[b]	EUR	2,986	3,912,075
3.88%, 02/15/30[b]	EUR	1,338	1,767,865
4.10%, 04/15/37[b]	EUR	2,191	2,895,367
4.10%, 02/15/45[b]	EUR	845	1,093,102
4.13%, 04/14/27[b]	EUR	1,600	2,188,913
4.75%, 06/14/19[b]	EUR	2,895	3,641,170

Security		Principal (000s)	Value
4.80%, 06/15/20[b]	EUR	3,596	$4,707,487
4.95%, 10/25/23[b]	EUR	2,162	3,081,164
5.65%, 02/15/24[b]	EUR	3,126	4,603,067

			37,342,479
SPAIN — 4.70%
Spain Government Bond
0.25%, 01/31/19	EUR	804	943,663
0.40%, 04/30/22	EUR	750	881,606
0.75%, 07/30/21	EUR	647	774,555
1.15%, 07/30/20	EUR	710	856,432
1.30%, 10/31/26[b]	EUR	675	790,694
1.40%, 01/31/20	EUR	934	1,127,957
1.45%, 10/31/27[b]	EUR	700	814,516
1.50%, 04/30/27[b]	EUR	1,650	1,947,588
1.60%, 04/30/25[b]	EUR	1,474	1,801,817
1.95%, 04/30/26[b]	EUR	450	557,304
1.95%, 07/30/30[b]	EUR	977	1,155,718
2.15%, 10/31/25[b]	EUR	646	814,911
2.35%, 07/30/33[b]	EUR	765	919,094
2.75%, 04/30/19	EUR	871	1,062,117
2.75%, 10/31/24[b]	EUR	800	1,054,289
2.90%, 10/31/46[b]	EUR	320	385,869
3.45%, 07/30/66[b]	EUR	160	205,548
3.75%, 10/31/18	EUR	625	758,197
3.80%, 04/30/24[b]	EUR	803	1,118,692
4.00%, 04/30/20[b]	EUR	2,161	2,780,821
4.20%, 01/31/37[b]	EUR	995	1,505,889
4.30%, 10/31/19[b]	EUR	652	829,471
4.40%, 10/31/23[b]	EUR	577	824,263
4.60%, 07/30/19[b]	EUR	689	871,923
4.65%, 07/30/25[b]	EUR	995	1,477,206
4.70%, 07/30/41[b]	EUR	558	905,717
4.80%, 01/31/24[b]	EUR	397	580,576
4.85%, 10/31/20[b]	EUR	494	660,939
4.90%, 07/30/40[b]	EUR	591	977,963
5.15%, 10/31/28[b]	EUR	380	601,800
5.15%, 10/31/44[b]	EUR	545	940,493
5.40%, 01/31/23[b]	EUR	1,359	1,994,513
5.50%, 04/30/21[b]	EUR	716	995,003
5.75%, 07/30/32	EUR	601	1,042,970
5.85%, 01/31/22[b]	EUR	756	1,094,400
5.90%, 07/30/26[b]	EUR	400	648,229
6.00%, 01/31/29	EUR	818	1,386,238

			38,088,981

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Security		Principal (000s)	Value
SWEDEN — 3.31%
Sweden Government Bond
0.75%, 05/12/28	SEK	13,900	$1,651,851
1.00%, 11/12/26	SEK	20,950	2,602,389
1.50%, 11/13/23[b]	SEK	32,450	4,190,790
2.50%, 05/12/25	SEK	20,490	2,840,356
3.50%, 06/01/22	SEK	35,245	4,914,248
3.50%, 03/30/39	SEK	16,745	2,718,827
4.25%, 03/12/19	SEK	30,805	3,933,766
5.00%, 12/01/20	SEK	28,540	3,983,238

			26,835,465
SWITZERLAND — 1.12%
Swiss Confederation Government Bond
1.50%, 04/30/42[a]	CHF	60	75,831
2.00%, 04/28/21[a]	CHF	1,156	1,267,246
2.25%, 07/06/20[a]	CHF	1,332	1,443,622
3.00%, 05/12/19[a]	CHF	1,361	1,445,923
4.00%, 02/11/23[a]	CHF	1,590	1,971,994
4.00%, 04/08/28[a]	CHF	2,032	2,884,038

			9,088,654
UNITED KINGDOM — 4.81%
United Kingdom Gilt
0.75%, 07/22/23[a]	GBP	450	591,722
1.25%, 07/22/27[a]	GBP	550	722,320
1.50%, 01/22/21[a]	GBP	1,805	2,465,938
1.50%, 07/22/26[a]	GBP	930	1,262,174
1.50%, 07/22/47[a]	GBP	740	894,183
1.75%, 09/07/22[a]	GBP	2,322	3,226,885
1.75%, 09/07/37[a]	GBP	200	259,093
1.75%, 07/22/57[a]	GBP	370	491,380
2.00%, 07/22/20[a]	GBP	1,000	1,380,410
2.00%, 09/07/25[a]	GBP	738	1,044,329
2.25%, 09/07/23[a]	GBP	538	769,194
2.50%, 07/22/65[a]	GBP	937	1,569,201
2.75%, 09/07/24[a]	GBP	467	691,187
3.25%, 01/22/44[a]	GBP	833	1,403,424
3.50%, 01/22/45[a]	GBP	768	1,356,186
3.50%, 07/22/68[a]	GBP	625	1,339,292
3.75%, 09/07/19[a]	GBP	500	704,613
3.75%, 09/07/20[a]	GBP	772	1,117,931
3.75%, 09/07/21[a]	GBP	414	615,486
3.75%, 07/22/52[a]	GBP	618	1,229,648
4.00%, 03/07/22[a]	GBP	425	644,976

Security		Principal or Shares (000s)	Value
4.00%, 01/22/60[a]	GBP	457	$1,019,121
4.25%, 12/07/27[a]	GBP	444	751,490
4.25%, 06/07/32[a]	GBP	540	956,728
4.25%, 03/07/36[a]	GBP	765	1,400,450
4.25%, 09/07/39[a]	GBP	475	895,182
4.25%, 12/07/40[a]	GBP	602	1,148,164
4.25%, 12/07/46[a]	GBP	460	928,415
4.25%, 12/07/49[a]	GBP	450	942,245
4.25%, 12/07/55[a]	GBP	657	1,473,345
4.50%, 09/07/34[a]	GBP	669	1,242,416
4.50%, 12/07/42[a]	GBP	678	1,363,254
4.75%, 12/07/30[a]	GBP	496	906,759
4.75%, 12/07/38[a]	GBP	478	953,454
5.00%, 03/07/25[a]	GBP	383	649,800
6.00%, 12/07/28[a]	GBP	305	596,822

			39,007,217

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $786,231,454)			788,994,598

SHORT-TERM INVESTMENTS — 0.24%

MONEY MARKET FUNDS — 0.24%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]		1,978	1,978,237

			1,978,237

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,978,237)			1,978,237

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 97.50%
(Cost: $788,209,691)[e]	$790,972,835
Other Assets, Less Liabilities — 2.50%	20,274,160

NET ASSETS — 100.00%	$811,246,995

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $789,727,135. Net unrealized appreciation was $1,245,700, of which $20,848,354 represented gross unrealized appreciation on investments and $19,602,654 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	132	1,846[b]	—	1,978	$1,978,237	$1	$—	$3,242

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Foreign government obligations	$—	$788,994,598	$—	$788,994,598
Money market funds	1,978,237	—	—	1,978,237

Total	$1,978,237	$788,994,598	$—	$790,972,835

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$75,283,107	$786,231,454
Affiliated (Note 2)	7,739	1,978,237

Total cost of investments in securities	$75,290,846	$788,209,691

Investments in securities, at fair value (Note 1):
Unaffiliated	$77,461,813	$788,994,598
Affiliated (Note 2)	7,739	1,978,237
Foreign currency, at value[a]	803,560	17,615,375
Receivables:
Investment securities sold	3,640,678	597,777
Due from custodian (Note 4)	—	1,807,745
Dividends and interest	762,452	7,234,510

Total Assets	82,676,242	818,228,242

LIABILITIES
Payables:
Investment securities purchased	4,034,201	6,747,020
Investment advisory fees (Note 2)	761	234,227

Total Liabilities	4,034,962	6,981,247

NET ASSETS	$78,641,280	$811,246,995

Net assets consist of:
Paid-in capital	$84,604,015	$819,799,540
Undistributed net investment income	202,116	70,376
Accumulated net realized loss	(8,326,577)	(11,187,566)
Net unrealized appreciation	2,161,726	2,564,645

NET ASSETS	$78,641,280	$811,246,995

Shares outstanding[b]	950,000	16,650,000	[c]

Net asset value per share	$82.78	$48.72	[c]

[a]	Cost of foreign currency: $814,289 and $17,853,882, respectively.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on August 30, 2017. See Note 4.

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$249	$3,242
Interest — unaffiliated	(28,396)	7,619,207

Total investment income	(28,147)	7,622,449

EXPENSES
Investment advisory fees (Note 2)	271,669	2,350,464
Proxy fees	1,542	12,920

Total expenses	273,211	2,363,384
Less investment advisory fees waived (Note 2)	(267,010)	—

Net expenses	6,201	2,363,384

Net investment income (loss)	(34,348)	5,259,065

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	420,653	(3,472,765)
In-kind redemptions — unaffiliated	(326,077)	(9,931,601)
Foreign currency transactions	26,658	217,308
Realized gain distributions from affiliated funds	3	1

Net realized gain (loss)	121,237	(13,187,057)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,379,716	12,765,522
Translation of assets and liabilities in foreign currencies	10,404	123,655

Net change in unrealized appreciation/depreciation	1,390,120	12,889,177

Net realized and unrealized gain (loss)	1,511,357	(297,880)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,477,009	$4,961,185

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017[a]	Year ended October 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(34,348)	$6,036	$5,259,065	$5,977,894
Net realized gain (loss)	121,237	(9,198,524)	(13,187,057)	(6,839,619)
Net change in unrealized appreciation/depreciation	1,390,120	12,585,867	12,889,177	29,526,518

Net increase in net assets resulting from operations	1,477,009	3,393,379	4,961,185	28,664,793

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—	(5,027,440)	(903,675)

Total distributions to shareholders	—	—	(5,027,440)	(903,675)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,058,212	—	288,531,782	378,066,141
Cost of shares redeemed	(11,651,979)	(44,958,639)	(250,922,480)	(114,546,823)

Net increase (decrease) in net assets from capital share transactions	(7,593,767)	(44,958,639)	37,609,302	263,519,318

INCREASE (DECREASE) IN NET ASSETS	(6,116,758)	(41,565,260)	37,543,047	291,280,436

NET ASSETS
Beginning of year	84,758,038	126,323,298	773,703,948	482,423,512

End of year	$78,641,280	$84,758,038	$811,246,995	$773,703,948

Undistributed net investment income included in net assets at end of year	$202,116	$—	$70,376	$3,068,906

SHARES ISSUED AND REDEEMED
Shares sold	50,000	—	6,050,000	7,900,000
Shares redeemed	(150,000)	(550,000)	(5,500,000)	(2,400,000)

Net increase (decrease) in shares outstanding	(100,000)	(550,000)	550,000	5,500,000

[a]	Share transactions reflect a two-for-one stock split effective after the close of trading on August 30, 2017. See Note 4.

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$80.72	$78.95	$88.12	$95.66	$97.55

Income from investment operations:
Net investment income (loss)[a]	(0.04)	0.00 [b]	0.15	0.55	0.98
Net realized and unrealized gain (loss)[c]	2.10	1.77	(9.12)	(7.77)	(2.23)

Total from investment operations	2.06	1.77	(8.97)	(7.22)	(1.25)

Less distributions from:
Net investment income	—	—	(0.20)	(0.32)	(0.33)
Return of capital	—	—	(0.00)[b]	—	(0.31)

Total distributions	—	—	(0.20)	(0.32)	(0.64)

Net asset value, end of year	$82.78	$80.72	$78.95	$88.12	$95.66

Total return	2.55%	2.24%	(10.19)%	(7.57)%	(1.29)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$78,641	$84,758	$126,323	$167,421	$167,413
Ratio of expenses to average net assets	0.01%	0.20%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to waived fees	0.35%	0.35%	n/a	n/a	n/a
Ratio of net investment income (loss) to average net assets	(0.04)%	0.01%	0.19%	0.58%	1.04%
Portfolio turnover rate[d]	48%	53%	53%	51%	74%

[a]	Based on average shares outstanding throughout each period.
[b]	Rounds to less than $0.01.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year ended Oct. 31, 2017[a]	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Year ended Oct. 31, 2013[a]
Net asset value, beginning of year	$48.06	$45.51	$49.24	$50.91	$51.36

Income from investment operations:
Net investment income[b]	0.37	0.45	0.64	0.85	1.01
Net realized and unrealized gain (loss)[c]	0.62	2.17	(4.24)	(1.67)	(0.71)

Total from investment operations	0.99	2.62	(3.60)	(0.82)	0.30

Less distributions from:
Net investment income	(0.33)	(0.07)	—	(0.85)	(0.75)
Return of capital	—	—	(0.13)	—	—

Total distributions	(0.33)	(0.07)	(0.13)	(0.85)	(0.75)

Net asset value, end of year	$48.72	$48.06	$45.51	$49.24	$50.91

Total return	2.13%	5.73%	(7.33)%	(1.65)%	0.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$811,247	$773,704	$482,424	$536,703	$458,160
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	0.78%	0.93%	1.38%	1.65%	2.01%
Portfolio turnover rate[d]	9%	9%	10%	28%	13%

[a]	Per share amounts reflect a two-for-one stock split effective after the close of trading on August 30, 2017. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

For the year ended October 31, 2017, BFA has voluntarily waived a portion of its investment advisory fees for the iShares 1-3 Year International Treasury Bond ETF in the amount of $267,010.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
1-3 Year International Treasury Bond	$702,953	$—
International Treasury Bond	—	702,892

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
1-3 Year International Treasury Bond	$38,396,654	$36,757,408
International Treasury Bond	93,545,083	57,041,135

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
1-3 Year International Treasury Bond	$3,995,446	$11,533,003
International Treasury Bond	242,351,060	219,469,529

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a two-for-one stock split for the iShares International Treasury Bond ETF, effective after the close of trading on August 30, 2017. The impact of the stock split was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements and financial highlights for the Fund has been adjusted to reflect the stock split.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
1-3 Year International Treasury Bond	$(248,124)	$236,464	$11,660
International Treasury Bond	(11,039,737)	(3,230,155)	14,269,892

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
International Treasury Bond
Ordinary income	$5,027,440	$903,675

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
1-3 Year International Treasury Bond	$350,329	$(8,318,701)	$2,005,637	$(5,962,735)
International Treasury Bond	331,075	(9,930,972)	1,047,352	(8,552,545)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Total
1-3 Year International Treasury Bond	$8,201,053	$117,648	$8,318,701
International Treasury Bond	9,875,580	55,392	9,930,972

[a]	Must be utilized prior to losses subject to expiration.

For the year ended October 31, 2017, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
1-3 Year International Treasury Bond	$88,659
International Treasury Bond	217,737

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares 1-3 Year International Treasury Bond ETF and

iShares International Treasury Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
1-3 Year International Treasury Bond	$20,785	$—
International Treasury Bond	7,690,932	—

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 1-3 Year International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

II. iShares International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
International Treasury Bond	$0.319242	$—	$0.012523	$0.331765	96%	—%	4%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 1-3 Year International Treasury Bond ETF

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	12	0.83%
Greater than 1.5% and Less than 2.0%	48	3.32
Greater than 1.0% and Less than 1.5%	26	1.80
Greater than 0.5% and Less than 1.0%	34	2.35
Greater than 0.0% and Less than 0.5%	607	41.98
At NAV	35	2.42
Less than 0.0% and Greater than –0.5%	646	44.67
Less than –0.5% and Greater than –1.0%	35	2.42
Less than –1.0% and Greater than –1.5%	3	0.21

	1,446	100.00%

iShares International Treasury Bond ETF

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.55
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	8	0.55
Greater than 0.5% and Less than 1.0%	59	4.08
Greater than 0.0% and Less than 0.5%	822	56.84
At NAV	37	2.56
Less than 0.0% and Greater than –0.5%	465	32.16
Less than –0.5% and Greater than –1.0%	37	2.56
Less than –1.0% and Greater than –1.5%	4	0.28
Less than –1.5% and Greater than –2.0%	2	0.14

	1,446	100.00%

SUPPLEMENTAL INFORMATION	47

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	51

Notes:

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1003-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Dec 2017 Term Corporate ETF I IBDJ I NYSE Arca
➢	iShares iBonds Dec 2018 Term Corporate ETF | IBDH | NYSE Arca
➢	iShares iBonds Dec 2019 Term Corporate ETF I IBDK I NYSE Arca
➢	iShares iBonds Dec 2020 Term Corporate ETF I IBDL I NYSE Arca
➢	iShares iBonds Dec 2021 Term Corporate ETF I IBDM I NYSE Arca
➢	iShares iBonds Dec 2022 Term Corporate ETF I IBDN I NYSE Arca
➢	iShares iBonds Dec 2023 Term Corporate ETF I IBDO I NYSE Arca
➢	iShares iBonds Dec 2024 Term Corporate ETF I IBDP I NYSE Arca
➢	iShares iBonds Dec 2025 Term Corporate ETF I IBDQ I NYSE Arca
➢	iShares iBonds Dec 2026 Term Corporate ETF I IBDR I NYSE Arca
➢	iShares iBonds Dec 2027 Term Corporate ETF I IBDS I NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

U.S. investment-grade corporate bonds returned approximately 3.5% for the 12 months ended October 31, 2017 (“reporting period”), outpacing the 0.90% gain of the broad taxable U.S. bond market.

The outperformance of corporate bonds during the reporting period was driven in part by an improving U.S. economy, which grew by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. Employment growth remained robust throughout the reporting period, leading to a 16-year low in the unemployment rate. In addition, industrial production continued to recover after contracting for much of 2016, consumer spending increased overall (though it declined from its peak in early 2017), and home prices continued to rise as demand outstripped supply, in part due to limited new home construction. One notable detractor from the U.S. economy was a sharp decrease in vehicle sales, though they temporarily rebounded late in the reporting period amid heavy demand for replacement vehicles in hurricane-damaged Texas and Florida.

Inflation increased during the reporting period, largely due to an increase in energy prices, but it remained below its long-term average. Annual core inflation, which excludes food and energy prices, was 1.7% in October 2017, the lowest rate in two years. Nonetheless, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates three times during the reporting period. These actions increased the Fed’s short-term interest rate target to its highest level since October 2008. The Fed also began to reduce the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to begin reversing the substantial economic stimulus measures implemented in response to the 2008 credit crisis and re-establish more normal monetary policy conditions.

Stronger U.S. economic growth contributed to increases in broad U.S. bond yields during the reporting period. In general, short-term bond yields rose the most, reflecting the three Fed interest rate increases, while the more modest increase in longer-term bond yields reflected the continued low inflation rate.

Within the corporate bond market, new bond issuance increased during the reporting period and was on pace for a record annual level through the first nine months of 2017, due to strong investor demand for yield amid low global interest rates. Corporate bonds were beneficiaries of this development, particularly lower-quality corporate securities, which typically offer the highest yields in the bond market. For example, high-yield corporate bonds (those with credit ratings below investment grade) returned 8.9% for the reporting period.

In terms of performance by sector, investment-grade bonds issued by industrial companies posted the best returns, led by energy and commodities-related securities, which benefited from a continued recovery in commodities prices. Bonds issued by technology and transportation companies also posted strong returns for the reporting period, while consumer-oriented bonds trailed amid concerns about the retail industry.

Finance-related bonds posted solid gains for the reporting period. Within the sector, bonds issued by insurance companies posted the best returns as the Fed’s interest rate increases translated into increased profits on insurers’ underlying fixed-income portfolios, in which policyholder premiums are invested until the insurers pay out claims. Brokerage firms and asset managers also contributed to gains in the financial sector. Bonds issued by utilities companies posted positive returns during the reporting period but trailed other segments of the corporate bond market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.10%	0.69%	0.89%	1.10%	0.69%	0.89%
Since Inception	1.30%	1.25%	1.33%	3.48%	3.35%	3.56%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.90	$0.25	$1,000.00	$1,025.00	$0.26	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

The iShares iBonds Dec 2017 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2017, as represented by the Bloomberg Barclays December 2017 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.10%, net of fees, while the total return for the Index was 0.89%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	24.54%
Energy	16.69
Communications	13.42
Industrial	13.03
Consumer Cyclical	7.87
Technology	7.90
Utilities	6.48
Consumer Non-Cyclical	6.36
Basic Materials	3.71

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.67%
Aa	13.99
A	44.28
Baa	39.06

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.39%	1.27%	1.52%	1.39%	1.27%	1.52%
Since Inception	1.62%	1.65%	1.77%	5.66%	5.77%	6.19%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

The iShares iBonds Dec 2018 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2018, as represented by the Bloomberg Barclays December 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.39%, net of fees, while the total return for the Index was 1.52%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	45.77%
Consumer Non-Cyclical	15.43
Consumer Cyclical	8.69
Energy	7.53
Industrial	6.11
Communications	5.75
Technology	5.50
Utilities	4.19
Basic Materials	1.03

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.05%
Aa	15.69
A	46.09
Baa	34.74
Ba	0.94
Not Rated	0.49

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.41%	1.24%	1.55%	1.41%	1.24%	1.55%
Since Inception	2.17%	2.22%	2.34%	5.85%	5.99%	6.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.50	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

The iShares iBonds Dec 2019 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2019, as represented by the Bloomberg Barclays December 2019 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.41%, net of fees, while the total return for the Index was 1.55%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	42.37%
Consumer Non-Cyclical	16.48
Communications	7.97
Energy	7.28
Consumer Cyclical	6.95
Industrial	6.22
Technology	5.91
Utilities	4.82
Basic Materials	2.00

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.68%
Aa	15.29
A	43.97
Baa	36.02
Ba	1.94
Not Rated	1.10

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.71%	1.50%	1.80%	1.71%	1.50%	1.80%
Since Inception	2.84%	2.90%	3.00%	8.51%	8.69%	9.00%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/2/14. The first day of secondary market trading was 12/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,012.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

The iShares iBonds Dec 2020 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2020, as represented by the Bloomberg Barclays December 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.71%, net of fees, while the total return for the Index was 1.80%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	40.62%
Consumer Non-Cyclical	17.24
Communications	7.97
Technology	7.90
Energy	7.02
Consumer Cyclical	6.74
Industrial	6.41
Utilities	4.09
Basic Materials	2.01

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.03%
Aa	10.83
A	43.06
Baa	42.14
Ba	1.22
Not Rated	0.72

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.71%	1.58%	1.85%	1.71%	1.58%	1.85%
Since Inception	2.75%	2.80%	2.95%	7.46%	7.59%	7.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.40	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

The iShares iBonds Dec 2021 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2021, as represented by the Bloomberg Barclays December 2021 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.71%, net of fees, while the total return for the Index was 1.85%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	39.32%
Consumer Non-Cyclical	15.59
Communications	8.65
Technology	8.17
Consumer Cyclical	7.63
Energy	7.43
Industrial	6.78
Utilities	3.96
Basic Materials	2.47

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.64%
Aa	10.59
A	40.92
Baa	44.29
Ba	1.75
Not Rated	0.81

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.01%	1.88%	2.07%	2.01%	1.88%	2.07%
Since Inception	3.36%	3.45%	3.49%	9.13%	9.39%	9.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.40	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

The iShares iBonds Dec 2022 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2022, as represented by the Bloomberg Barclays December 2022 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.01%, net of fees, while the total return for the Index was 2.07%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	33.81%
Consumer Non-Cyclical	18.44
Communications	8.85
Industrial	8.29
Technology	8.22
Energy	8.01
Consumer Cyclical	6.65
Utilities	4.18
Basic Materials	3.52
Corporate Bonds & Notes	0.03

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.57%
Aa	7.03
A	39.78
Baa	46.99
Ba	3.76
Not Rated	0.87

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.57%	2.40%	2.74%	2.57%	2.40%	2.74%
Since Inception	3.67%	3.75%	3.70%	10.01%	10.21%	10.04%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,023.10	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

The iShares iBonds Dec 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Bloomberg Barclays December 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.57%, net of fees, while the total return for the Index was 2.74%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	28.72%
Consumer Non-Cyclical	18.51
Energy	11.63
Communications	10.39
Technology	9.44
Consumer Cyclical	7.38
Industrial	6.66
Utilities	4.60
Basic Materials	2.37
Diversified	0.30

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.83%
Aa	9.48
A	33.27
Baa	51.91
Ba	1.56
Not Rated	0.95

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.85%	2.68%	2.92%	2.85%	2.68%	2.92%
Since Inception	3.73%	3.85%	3.96%	10.18%	10.51%	10.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,028.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

The iShares iBonds Dec 2024 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Bloomberg Barclays December 2024 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.85%, net of fees, while the total return for the Index was 2.92%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	32.09%
Consumer Non-Cyclical	14.37
Communications	11.12
Energy	10.89
Technology	9.37
Industrial	7.88
Consumer Cyclical	6.88
Utilities	4.15
Basic Materials	3.25

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	1.40%
Aa	7.27
A	34.20
Baa	52.76
Ba	3.04
Not Rated	1.33

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.82%	2.73%	2.92%	2.82%	2.73%	2.92%
Since Inception	3.78%	3.88%	3.93%	10.29%	10.59%	10.71%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,029.80	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

The iShares iBonds Dec 2025 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Bloomberg Barclays December 2025 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.82%, net of fees, while the total return for the Index was 2.92%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	34.70%
Consumer Non-Cyclical	19.84
Energy	10.07
Technology	9.12
Communications	8.18
Consumer Cyclical	6.08
Industrial	5.38
Utilities	4.44
Basic Materials	2.19

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.33%
Aa	5.98
A	32.81
Baa	53.58
Ba	4.46
Not Rated	0.84

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.20%	1.98%	2.32%	2.20%	1.98%	2.32%
Since Inception	2.22%	2.58%	2.46%	2.53%	2.93%	2.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/13/16. The first day of secondary market trading was 9/15/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,028.40	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

The iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2026, as represented by the Bloomberg Barclays December 2026 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.20%, net of fees, while the total return for the Index was 2.32%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	39.37%
Consumer Non-Cyclical	17.73
Energy	8.51
Technology	7.25
Communications	7.14
Consumer Cyclical	6.98
Industrial	6.09
Utilities	5.54
Basic Materials	1.39

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.35%
Aa	6.91
A	35.79
Baa	51.95
Ba	2.24
Not Rated	0.76

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

Performance as of October 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.40%	0.64%	0.35%

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

For the fiscal period ended 10/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (9/12/17) [a]	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,004.00	$0.13	$1,000.00	$1,024.70	$0.51	0.10%

[a]	The beginning of the period (commencement of operations) is September 12, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (49 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

The iShares iBonds Dec 2027 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2027, as represented by the Bloomberg Barclays December 2027 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 12, 2017 (inception date of the Fund) through October 31, 2017, the total return for the Fund was 0.40%, net of fees, while the total return for the Index was 0.35%.

ALLOCATION BY SECTOR As of 10/31/17

Sector	Percentage of Total Investments [1]
Financial	31.22%
Consumer Non-Cyclical	14.63
Technology	12.02
Communications	10.64
Energy	8.86
Consumer Cyclical	7.64
Utilities	6.69
Industrial	5.73
Basic Materials	2.57

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]
Aaa	2.35%
Aa	4.94
A	30.34
Baa	56.54
Ba	3.59
Not Rated	2.24

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 (or commencement of operations, as applicable) and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 17.46%

AEROSPACE & DEFENSE — 0.28%
General Dynamics Corp.
1.00%, 11/15/17	$409	$408,935

		408,935
AGRICULTURE — 0.26%
Philip Morris International Inc.
1.25%, 11/09/17	380	379,989

		379,989
AUTO MANUFACTURERS — 0.96%
American Honda Finance Corp.
1.55%, 12/11/17	575	575,132
Ford Motor Credit Co. LLC
1.72%, 12/06/17	650	649,981
PACCAR Financial Corp.
1.40%, 11/17/17	200	200,000

		1,425,113
BANKS — 3.83%
Bank of America Corp.
5.75%, 12/01/17	1,170	1,173,908
Citigroup Inc.
1.85%, 11/24/17	750	750,120
6.13%, 11/21/17	475	476,126
Citizens Bank N.A./Providence RI
1.60%, 12/04/17 (Call 12/01/17)	250	249,990
HSBC USA Inc.
1.50%, 11/13/17	400	400,012
Manufacturers & Traders Trust Co.
6.63%, 12/04/17	250	251,105
PNC Bank N.A.
6.00%, 12/07/17[a]	250	251,040
Wells Fargo & Co.
5.63%, 12/11/17	950	954,094
Wells Fargo Bank N.A.
6.00%, 11/15/17	500	500,790
Westpac Banking Corp.
1.50%, 12/01/17	650	650,033

		5,657,218
CHEMICALS — 0.51%
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	325	325,429

Security	Principal (000s)	Value
Sherwin-Williams Co. (The)
1.35%, 12/15/17	$425	$424,911

		750,340
COMMERCIAL SERVICES — 0.29%
Ecolab Inc.
1.45%, 12/08/17	300	299,979
Western Union Co. (The)
2.88%, 12/10/17	130	130,170

		430,149
COMPUTERS — 0.22%
NetApp Inc.
2.00%, 12/15/17[b]	331	331,311

		331,311
ELECTRIC — 1.13%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 12/01/17)	450	450,027
Cleveland Electric Illuminating Co. (The) Series D
7.88%, 11/01/17	300	300,000
Florida Power & Light Co.
5.55%, 11/01/17	115	115,000
Pacific Gas & Electric Co.
5.63%, 11/30/17	410	411,349
Southern Power Co.
1.85%, 12/01/17	370	370,092
TECO Finance Inc.
6.57%, 11/01/17	25	25,000

		1,671,468
HEALTH CARE – SERVICES — 0.37%
Aetna Inc.
1.50%, 11/15/17	350	349,996
UnitedHealth Group Inc.
1.40%, 12/15/17	200	199,984

		549,980
HOME FURNISHINGS — 0.07%
Whirlpool Corp.
1.65%, 11/01/17	110	110,000

		110,000
HOUSEWARES — 0.17%
Newell Brands Inc.
2.05%, 12/01/17	250	250,062

		250,062

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
INSURANCE — 0.46%
MetLife Inc.
1.76%, 12/15/17	$400	$400,144
1.90%, 12/15/17	92	92,045
Prudential Financial Inc.
Series D
6.00%, 12/01/17	181	181,644

		673,833
INTERNET — 0.98%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	450	449,910
Amazon.com Inc.
1.20%, 11/29/17[b]	600	599,952
Baidu Inc.
2.25%, 11/28/17	400	400,068

		1,449,930
IRON & STEEL — 0.14%
Nucor Corp.
5.75%, 12/01/17[b]	206	206,670

		206,670
LEISURE TIME — 0.07%
Carnival Corp.
1.88%, 12/15/17	96	96,036

		96,036
MACHINERY — 0.48%
Caterpillar Financial Services Corp.
Series G
1.25%, 11/06/17[b]	435	434,970
John Deere Capital Corp.
1.55%, 12/15/17	280	280,036

		715,006
MANUFACTURING — 1.51%
Eaton Corp.
1.50%, 11/02/17	500	500,000
General Electric Co.
1.60%, 11/20/17	167	167,020
5.25%, 12/06/17[b]	1,450	1,455,206
Textron Inc.
5.60%, 12/01/17	115	115,346

		2,237,572
MEDIA — 0.69%
Comcast Corp.
6.30%, 11/15/17[b]	413	413,731

Security	Principal (000s)	Value
Walt Disney Co. (The)
1.10%, 12/01/17	$600	$599,928

		1,013,659
OIL & GAS — 2.35%
BP Capital Markets PLC
1.38%, 11/06/17	600	599,994
Chevron Corp.
1.10%, 12/05/17 (Call 12/01/17)	1,000	999,740
1.34%, 11/09/17	400	400,000
1.35%, 11/15/17	400	399,980
ConocoPhillips Co.
1.05%, 12/15/17 (Call 12/01/17)	525	524,774
Shell International Finance BV
1.25%, 11/10/17	545	544,989

		3,469,477
OIL & GAS SERVICES — 0.09%
National Oilwell Varco Inc.
1.35%, 12/01/17	134	133,958

		133,958
PHARMACEUTICALS — 0.19%
Johnson & Johnson
1.13%, 11/21/17	282	281,989

		281,989
PIPELINES — 0.48%
Kinder Morgan Inc./DE
2.00%, 12/01/17	300	300,018
TransCanada PipeLines Ltd.
1.63%, 11/09/17	404	404,008

		704,026
SEMICONDUCTORS — 0.88%
Intel Corp.
1.35%, 12/15/17	1,300	1,299,987

		1,299,987
SOFTWARE — 0.27%
Microsoft Corp.
0.88%, 11/15/17	406	405,947

		405,947
TELECOMMUNICATIONS — 0.68%
America Movil SAB de CV
5.63%, 11/15/17	150	150,195
AT&T Inc.
1.40%, 12/01/17	850	849,898

		1,000,093

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TEXTILES — 0.10%
Cintas Corp. No. 2
6.13%, 12/01/17	$150	$150,516

		150,516

TOTAL CORPORATE BONDS & NOTES
(Cost: $25,806,363)		25,803,264

SHORT-TERM INVESTMENTS — 82.47%

MONEY MARKET FUNDS — 82.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[a,c,d]	299	299,084
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[a,c]	121,570	121,569,511

		121,868,595

TOTAL SHORT-TERM INVESTMENTS
(Cost: $121,868,535)		121,868,595

Value
TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $147,674,898)[e]	$147,671,859
Other Assets, Less Liabilities — 0.07%	97,652

NET ASSETS — 100.00%	$147,769,511

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $147,675,181. Net unrealized depreciation was $3,322, of which $546 represented gross unrealized appreciation on investments and $3,868 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	7,118	—		(6,819)[b]	299	$299,084	$1,946	$(477)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	2,958	118,612	[b]	—	121,570	121,569,511	471	—	451,105
PNC Bank N.A.
1.13%, 01/27/17	$750	$—		$(750)	$—	—	(10)	(193)	1,704
1.50%, 10/18/17	250	—		(250)	—	—	(86)	358	2,381
6.00%, 12/07/17	—	250		—	250	251,040	—	(29)	3,489
PNC Financial Services Group Inc. (The)
5.63%, 02/01/17	40	—		(40)	—	—	—	(74)	194

						$122,119,635	$2,321	$(415)	$458,873

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$25,803,264	$—	$25,803,264
Money market funds	121,868,595	—	—	121,868,595

Total	$121,868,595	$25,803,264	$—	$147,671,859

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.90%

AEROSPACE & DEFENSE — 0.82%
Harris Corp.
2.00%, 04/27/18	$373	$373,365
Lockheed Martin Corp.
1.85%, 11/23/18	780	780,780
Northrop Grumman Corp.
1.75%, 06/01/18	727	727,429
United Technologies Corp.
1.78%, 05/04/18[a]	875	874,930

		2,756,504
AGRICULTURE — 1.03%
Altria Group Inc.
9.70%, 11/10/18	522	563,494
Philip Morris International Inc.
5.65%, 05/16/18	1,943	1,985,532
Reynolds American Inc.
2.30%, 06/12/18	913	915,675

		3,464,701
APPAREL — 0.05%
Ralph Lauren Corp.
2.13%, 09/26/18 (Call 08/26/18)	175	175,600

		175,600
AUTO MANUFACTURERS — 5.08%
American Honda Finance Corp.
1.50%, 03/13/18	820	820,098
1.50%, 11/19/18	360	359,251
1.60%, 07/13/18	315	315,123
2.13%, 10/10/18	918	922,406
Ford Motor Credit Co. LLC
2.15%, 01/09/18	900	900,837
2.24%, 06/15/18	1,800	1,803,780
2.38%, 01/16/18	800	801,232
2.55%, 10/05/18	1,050	1,056,290
2.88%, 10/01/18	900	907,938
5.00%, 05/15/18	900	915,219
General Motors Co.
3.50%, 10/02/18	1,356	1,376,055
General Motors Financial Co. Inc.
2.40%, 04/10/18	360	361,004
3.25%, 05/15/18	632	636,955
6.75%, 06/01/18	375	385,590

Security	Principal (000s)	Value
PACCAR Financial Corp.
1.40%, 05/18/18[b]	$450	$449,784
Toyota Motor Credit Corp.
1.20%, 04/06/18	620	619,225
1.38%, 01/10/18	346	345,972
1.45%, 01/12/18[b]	1,042	1,042,011
1.55%, 07/13/18	1,432	1,431,485
2.00%, 10/24/18[b]	1,607	1,612,544

		17,062,799
BANKS — 37.77%
Australia & New Zealand Banking Group Ltd./New York NY
1.50%, 01/16/18	750	749,970
2.00%, 11/16/18	750	751,665
Bank of America Corp.
2.00%, 01/11/18	1,402	1,403,108
5.65%, 05/01/18	1,480	1,508,623
6.50%, 07/15/18	595	614,266
6.88%, 04/25/18	2,451	2,510,535
6.88%, 11/15/18	475	499,182
Series L
1.95%, 05/12/18	950	951,140
Bank of America N.A.
1.65%, 03/26/18	1,300	1,300,572
1.75%, 06/05/18[b]	1,000	1,000,520
2.05%, 12/07/18	500	501,205
Bank of Montreal
1.35%, 08/28/18	1,080	1,076,976
1.40%, 04/10/18	1,209	1,208,468
1.45%, 04/09/18 (Call 03/09/18)[b]	717	716,821
1.80%, 07/31/18[b]	265	265,225
Bank of New York Mellon Corp. (The)
1.30%, 01/25/18 (Call 12/25/17)	379	378,883
1.35%, 03/06/18 (Call 02/06/18)[b]	245	244,980
2.10%, 08/01/18 (Call 07/02/18)	1,037	1,040,121
Bank of Nova Scotia (The)
1.45%, 04/25/18	819	818,296
1.70%, 06/11/18 (Call 05/11/18)	1,160	1,160,452
2.05%, 10/30/18[b]	1,356	1,360,190
Barclays PLC
2.00%, 03/16/18	400	400,296
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	600	599,910
2.05%, 06/19/18 (Call 05/15/18)	935	937,253

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
BNP Paribas SA
2.40%, 12/12/18	$1,305	$1,312,856
2.70%, 08/20/18	953	960,576
BPCE SA
1.63%, 01/26/18	250	250,100
2.50%, 12/10/18	1,250	1,258,900
Canadian Imperial Bank of Commerce
1.55%, 01/23/18 (Call 12/23/17)	727	727,007
Capital One N.A./Mclean VA
1.50%, 03/22/18 (Call 02/22/18)	250	249,745
1.65%, 02/05/18 (Call 01/05/18)	1,000	999,750
2.35%, 08/17/18 (Call 07/17/18)[b]	1,250	1,253,925
Citigroup Inc.
1.70%, 04/27/18	2,026	2,025,757
1.75%, 05/01/18[b]	1,303	1,302,831
1.80%, 02/05/18	1,238	1,237,579
2.05%, 12/07/18	2,025	2,026,478
2.15%, 07/30/18[b]	1,065	1,067,173
2.50%, 09/26/18	1,242	1,248,806
6.13%, 05/15/18	760	777,571
Citizens Bank N.A./Providence RI
2.30%, 12/03/18 (Call 11/03/18)	400	401,432
Commonwealth Bank of Australia/New York NY
1.75%, 11/02/18	250	249,993
2.50%, 09/20/18	1,750	1,762,320
Cooperatieve Rabobank UA/NY
1.70%, 03/19/18	2,000	2,001,320
Credit Suisse AG/New York NY
1.70%, 04/27/18	2,125	2,125,722
1.75%, 01/29/18	1,950	1,950,097
6.00%, 02/15/18[b]	811	820,529
Deutsche Bank AG/London
1.88%, 02/13/18	1,699	1,699,340
Discover Bank
2.00%, 02/21/18	250	250,220
2.60%, 11/13/18 (Call 10/12/18)	1,000	1,006,930
Fifth Third Bancorp.
4.50%, 06/01/18	341	346,095
Fifth Third Bank/Cincinnati OH
1.45%, 02/28/18 (Call 01/28/18)	450	449,834
2.15%, 08/20/18 (Call 07/20/18)	725	727,733

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	$2,804	$2,808,907
2.90%, 07/19/18	2,408	2,426,469
5.95%, 01/18/18	2,042	2,061,542
6.15%, 04/01/18[b]	2,984	3,037,742
HSBC USA Inc.
1.63%, 01/16/18[b]	1,200	1,200,240
1.70%, 03/05/18	600	600,264
2.00%, 08/07/18[b]	800	801,912
2.63%, 09/24/18	1,000	1,007,580
Huntington Bancshares Inc./OH
2.60%, 08/02/18 (Call 07/02/18)[b]	410	412,202
Huntington National Bank (The)
2.00%, 06/30/18	1,000	1,001,590
2.20%, 11/06/18 (Call 10/06/18)	500	501,710
Intesa Sanpaolo SpA
3.88%, 01/16/18	1,550	1,556,091
Itau CorpBanca
3.13%, 01/15/18	450	450,959
JPMorgan Chase & Co.
1.63%, 05/15/18	1,631	1,630,804
1.80%, 01/25/18	860	860,430
6.00%, 01/15/18	2,666	2,689,941
Series H
1.70%, 03/01/18 (Call 02/01/18)[b]	2,605	2,606,407
JPMorgan Chase Bank N.A.
1.45%, 09/21/18 (Call 08/21/18)	250	249,700
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	500	500,065
1.70%, 06/01/18	250	250,088
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	1,174	1,179,013
Lloyds Bank PLC
2.00%, 08/17/18	200	200,330
2.30%, 11/27/18	600	602,508
Manufacturers & Traders Trust Co.
1.45%, 03/07/18 (Call 02/05/18)	250	249,893
Morgan Stanley
1.88%, 01/05/18	792	792,412
2.13%, 04/25/18	2,467	2,470,873
2.20%, 12/07/18	714	716,385
6.63%, 04/01/18	2,350	2,396,483
MUFG Americas Holdings Corp.
1.63%, 02/09/18 (Call 01/09/18)	1,120	1,120,168

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
MUFG Union Bank N.A.
2.63%, 09/26/18 (Call 08/26/18)	$250	$251,698
National Australia Bank Ltd./New York
1.88%, 07/23/18	750	751,147
2.30%, 07/25/18	250	251,153
National Bank of Canada
2.10%, 12/14/18	500	501,170
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[c]	1,000	1,000,040
1.60%, 06/01/18 (Call 05/02/18)[c]	1,250	1,251,075
1.70%, 12/07/18 (Call 11/07/18)[c]	800	799,560
1.80%, 11/05/18 (Call 10/06/18)[c]	750	750,262
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	750	752,520
Royal Bank of Canada
1.50%, 01/16/18[b]	536	536,054
1.80%, 07/30/18	1,265	1,266,202
2.00%, 12/10/18	1,440	1,443,470
2.20%, 07/27/18	1,564	1,570,600
Santander UK PLC
2.00%, 08/24/18	525	525,893
3.05%, 08/23/18	734	741,524
Societe Generale SA
2.63%, 10/01/18	500	504,125
State Street Corp.
1.35%, 05/15/18	255	254,783
4.96%, 03/15/18[b]	525	530,859
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18	1,250	1,250,000
1.75%, 01/16/18	250	250,093
1.76%, 10/19/18	250	249,833
1.95%, 07/23/18	750	751,185
2.50%, 07/19/18	750	753,945
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	1,051	1,056,129
Svenska Handelsbanken AB
1.63%, 03/21/18	750	750,270
Toronto-Dominion Bank (The)
1.40%, 04/30/18[b]	1,267	1,266,075
1.45%, 09/06/18	1,120	1,118,107
1.63%, 03/13/18	590	590,283
1.75%, 07/23/18	1,450	1,450,391
2.63%, 09/10/18	1,033	1,041,109

Security	Principal (000s)	Value
U.S. Bancorp.
1.95%, 11/15/18 (Call 10/15/18)	$1,032	$1,034,766
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	500	499,925
1.45%, 01/29/18 (Call 12/29/17)	500	499,985
UBS AG/Stamford CT
1.80%, 03/26/18	1,500	1,501,380
5.75%, 04/25/18	1,000	1,019,270
Wachovia Corp.
5.75%, 02/01/18[b]	1,978	1,998,235
Wells Fargo & Co.
1.50%, 01/16/18	2,064	2,063,752
Wells Fargo Bank N.A.
1.65%, 01/22/18	1,000	1,000,370
1.80%, 11/28/18	1,000	1,001,250
Westpac Banking Corp.
1.55%, 05/25/18	850	849,532
1.60%, 01/12/18	825	825,115
1.95%, 11/23/18	810	811,741
2.25%, 07/30/18	590	592,543

		126,779,403
BEVERAGES — 2.25%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	311	313,345
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	1,022	1,022,194
Anheuser-Busch InBev Worldwide Inc.
2.20%, 08/01/18	450	452,430
6.50%, 07/15/18	300	309,570
Coca-Cola Co. (The)
1.15%, 04/01/18	1,045	1,043,537
1.65%, 03/14/18	276	276,232
1.65%, 11/01/18	1,155	1,155,058
Coca-Cola Femsa SAB de CV
2.38%, 11/26/18	412	413,360
Diageo Capital PLC
1.13%, 04/29/18	690	688,544
PepsiCo Inc.
1.25%, 04/30/18	559	558,536
5.00%, 06/01/18	1,276	1,301,762

		7,534,568

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.90%
Amgen Inc.
6.15%, 06/01/18	$273	$279,942
Baxalta Inc.
2.00%, 06/22/18	150	150,236
Biogen Inc.
6.88%, 03/01/18	259	262,725
Celgene Corp.
2.13%, 08/15/18	1,140	1,143,203
2.30%, 08/15/18	190	190,773
Gilead Sciences Inc.
1.85%, 09/04/18	975	976,316

		3,003,195
CHEMICALS — 0.84%
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	500	500,040
Dow Chemical Co. (The)
5.70%, 05/15/18[b]	400	407,820
EI du Pont de Nemours & Co.
6.00%, 07/15/18[b]	954	982,344
Monsanto Co.
1.85%, 11/15/18	150	149,682
5.13%, 04/15/18	250	253,655
Praxair Inc.
1.25%, 11/07/18	525	522,380

		2,815,921
COMMERCIAL SERVICES — 0.42%
Ecolab Inc.
1.55%, 01/12/18	250	249,992
S&P Global Inc.
2.50%, 08/15/18	590	593,404
Total System Services Inc.
2.38%, 06/01/18	403	404,020
Western Union Co. (The)
3.65%, 08/22/18[b]	175	177,685

		1,425,101
COMPUTERS — 3.02%
Apple Inc.
1.00%, 05/03/18	3,454	3,446,401
1.30%, 02/23/18[b]	690	689,848
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	1,925	1,941,170

Security	Principal (000s)	Value
International Business Machines Corp.
1.13%, 02/06/18	$1,050	$1,049,086
1.25%, 02/08/18[b]	950	949,459
7.63%, 10/15/18	1,100	1,161,996
Seagate HDD Cayman
3.75%, 11/15/18	882	898,035

		10,135,995
COSMETICS & PERSONAL CARE — 0.49%
Colgate-Palmolive Co.
1.50%, 11/01/18	505	504,394
Procter & Gamble Co. (The)
1.60%, 11/15/18	1,142	1,141,303

		1,645,697
DIVERSIFIED FINANCIAL SERVICES — 4.18%
Air Lease Corp.
2.13%, 01/15/18	445	445,409
2.63%, 09/04/18	525	528,344
American Express Co.
1.55%, 05/22/18	1,204	1,203,579
7.00%, 03/19/18	1,653	1,686,506
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	791	791,396
1.88%, 11/05/18 (Call 10/05/18)	815	815,709
2.13%, 07/27/18	380	381,212
Bear Stearns Companies LLC (The)
4.65%, 07/02/18	743	756,976
7.25%, 02/01/18	1,537	1,558,103
Capital One Bank USA N.A.
2.15%, 11/21/18 (Call 10/21/18)	500	501,110
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	240	239,954
2.20%, 07/25/18 (Call 06/25/18)	350	351,092
Intercontinental Exchange Inc.
2.50%, 10/15/18	730	735,738
International Lease Finance Corp.
3.88%, 04/15/18	834	841,581
7.13%, 09/01/18[d]	910	947,874
Jefferies Group LLC
5.13%, 04/13/18[b]	892	905,113
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	1,249	1,353,954

		14,043,650

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
ELECTRIC — 3.90%
Berkshire Hathaway Energy Co.
2.00%, 11/15/18 (Call 10/15/18)	$250	$250,573
5.75%, 04/01/18	682	693,628
Commonwealth Edison Co.
5.80%, 03/15/18	645	654,688
Connecticut Light & Power Co. (The)
5.65%, 05/01/18	510	519,853
Consolidated Edison Co. of New York Inc.
5.85%, 04/01/18	296	301,192
7.13%, 12/01/18	327	344,766
Dominion Energy Inc.
1.90%, 06/15/18	812	812,828
6.40%, 06/15/18	265	272,494
Duke Energy Carolinas LLC
5.10%, 04/15/18	80	81,254
5.25%, 01/15/18	220	221,650
7.00%, 11/15/18	483	508,242
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	1,305	1,307,284
Entergy Gulf States Louisiana LLC
6.00%, 05/01/18	385	392,989
Georgia Power Co.
1.95%, 12/01/18	160	160,099
Nevada Power Co.
6.50%, 08/01/18	170	176,037
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	495	494,322
Ohio Power Co.
6.05%, 05/01/18	150	153,126
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18	427	444,451
Pacific Gas & Electric Co.
8.25%, 10/15/18	378	400,434
PacifiCorp
5.65%, 07/15/18	303	311,423
PECO Energy Co.
5.35%, 03/01/18	295	298,626
PSEG Power LLC
2.45%, 11/15/18 (Call 10/15/18)	100	100,528
Public Service Co. of New Mexico
7.95%, 05/15/18	100	103,204
Public Service Electric & Gas Co.
5.30%, 05/01/18	260	264,680

Security	Principal (000s)	Value
South Carolina Electric & Gas Co.
6.50%, 11/01/18	$235	$245,460
Southern California Edison Co.
5.50%, 08/15/18	335	345,395
Southern Co. (The)
1.55%, 07/01/18[b]	710	709,333
2.45%, 09/01/18	723	726,839
Southern Power Co.
1.50%, 06/01/18	225	224,741
Southwestern Electric Power Co.
Series F
5.88%, 03/01/18	100	101,368
TransAlta Corp.
6.90%, 05/15/18	550	563,931
Virginia Electric & Power Co.
1.20%, 01/15/18 (Call 12/15/17)	250	249,723
WEC Energy Group Inc.
1.65%, 06/15/18	550	549,741
Wisconsin Public Service Corp.
1.65%, 12/04/18	90	89,895

		13,074,797
ELECTRICAL COMPONENTS & EQUIPMENT — 0.08%
Emerson Electric Co.
5.25%, 10/15/18	255	263,680

		263,680
ELECTRONICS — 0.12%
Arrow Electronics Inc.
3.00%, 03/01/18	305	306,016
Jabil Inc.
8.25%, 03/15/18	100	102,146

		408,162
ENVIRONMENTAL CONTROL — 0.29%
Republic Services Inc.
3.80%, 05/15/18[b]	505	510,732
Waste Management Inc.
6.10%, 03/15/18	445	452,249

		962,981
FOOD — 1.24%
Hershey Co. (The)
1.60%, 08/21/18	300	299,937
JM Smucker Co. (The)
1.75%, 03/15/18	275	275,223
Kellogg Co.
3.25%, 05/21/18	250	251,935

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Kraft Heinz Foods Co.
2.00%, 07/02/18	$1,630	$1,632,086
6.13%, 08/23/18	637	658,785
Kroger Co. (The)
6.80%, 12/15/18	310	326,309
Mondelez International Inc.
6.13%, 08/23/18	250	258,283
Sysco Corp.
5.25%, 02/12/18	451	455,551

		4,158,109
GAS — 0.20%
CenterPoint Energy Resources Corp.
6.00%, 05/15/18	250	255,463
Sempra Energy
6.15%, 06/15/18	419	430,296

		685,759
HAND & MACHINE TOOLS — 0.26%
Stanley Black & Decker Inc.
1.62%, 11/17/18	400	398,496
2.45%, 11/17/18	465	467,827

		866,323
HEALTH CARE – PRODUCTS — 1.70%
Abbott Laboratories
2.00%, 09/15/18	515	515,736
Boston Scientific Corp.
2.65%, 10/01/18	512	515,948
C.R. Bard Inc.
1.38%, 01/15/18	130	129,858
Danaher Corp.
1.65%, 09/15/18	595	595,190
Edwards Lifesciences Corp.
2.88%, 10/15/18	480	484,570
Medtronic Inc.
1.38%, 04/01/18	878	877,201
1.50%, 03/15/18	715	715,022
Stryker Corp.
1.30%, 04/01/18	572	571,268
Thermo Fisher Scientific Inc.
2.15%, 12/14/18	435	436,092
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	861	861,723

		5,702,608
HEALTH CARE – SERVICES — 1.61%
Aetna Inc.
1.70%, 06/07/18	1,125	1,124,809

Security	Principal (000s)	Value
Anthem Inc.
1.88%, 01/15/18	$569	$569,256
2.30%, 07/15/18	482	483,740
Humana Inc.
6.30%, 08/01/18	205	211,790
7.20%, 06/15/18	500	516,250
Laboratory Corp. of America Holdings
2.50%, 11/01/18	145	145,844
UnitedHealth Group Inc.
1.90%, 07/16/18[b]	1,759	1,762,711
6.00%, 02/15/18[b]	591	598,423

		5,412,823
HOLDING COMPANIES – DIVERSIFIED — 0.17%
Ares Capital Corp.
4.88%, 11/30/18	552	567,958

		567,958
HOME BUILDERS — 0.15%
DR Horton Inc.
3.63%, 02/15/18 (Call 12/01/17)	500	500,675

		500,675
HOUSEHOLD PRODUCTS & WARES — 0.17%
Kimberly-Clark Corp.
6.25%, 07/15/18	175	180,707
7.50%, 11/01/18	367	387,460

		568,167
HOUSEWARES — 0.09%
Newell Brands Inc.
2.15%, 10/15/18	285	285,809

		285,809
INSURANCE — 2.07%
American International Group Inc.
5.85%, 01/16/18	923	930,855
Assurant Inc.
2.50%, 03/15/18	350	350,854
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18	167	166,826
1.45%, 03/07/18	1,096	1,095,934
2.00%, 08/15/18	134	134,552
5.40%, 05/15/18[b]	1,112	1,134,863
Berkshire Hathaway Inc.
1.15%, 08/15/18	545	543,278
1.55%, 02/09/18	264	264,050

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Chubb Corp. (The)
5.75%, 05/15/18[b]	$196	$200,308
MetLife Inc.
Series A
6.82%, 08/15/18	913	949,228
Prudential Financial Inc.
2.30%, 08/15/18	548	550,811
Voya Financial Inc.
2.90%, 02/15/18	270	270,864
XLIT Ltd.
2.30%, 12/15/18[b]	345	346,146

		6,938,569
INTERNET — 0.45%
Baidu Inc.
3.25%, 08/06/18	600	604,716
eBay Inc.
2.50%, 03/09/18	540	541,896
Expedia Inc.
7.46%, 08/15/18	355	370,002

		1,516,614
IRON & STEEL — 0.06%
Nucor Corp.
5.85%, 06/01/18	211	215,823

		215,823
LODGING — 0.07%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	250	250,243

		250,243
MACHINERY — 2.19%
Caterpillar Financial Services Corp.
1.50%, 02/23/18	1,475	1,475,251
1.70%, 06/16/18	675	674,811
1.80%, 11/13/18	616	616,647
5.45%, 04/15/18	197	200,473
7.05%, 10/01/18	150	157,176
Series G
2.45%, 09/06/18	210	211,411
Caterpillar Inc.
7.90%, 12/15/18	291	309,627
John Deere Capital Corp.
1.30%, 03/12/18	400	399,668
1.35%, 01/16/18	775	774,953
1.60%, 07/13/18[b]	565	564,910

Security	Principal (000s)	Value
1.75%, 08/10/18	$350	$350,332
1.95%, 12/13/18	587	588,544
5.75%, 09/10/18	493	510,147
Roper Technologies Inc.
2.05%, 10/01/18	507	507,968

		7,341,918
MANUFACTURING — 1.26%
3M Co.
1.38%, 08/07/18	385	384,461
Eaton Corp.
5.60%, 05/15/18	295	300,968
General Electric Co.
1.63%, 04/02/18[b]	921	921,433
5.63%, 05/01/18[b]	1,813	1,849,260
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	504	523,636
Parker-Hannifin Corp.
5.50%, 05/15/18	250	255,137

		4,234,895
MEDIA — 1.54%
21st Century Fox America Inc.
7.25%, 05/18/18	160	164,625
8.25%, 08/10/18	170	178,218
Comcast Corp.
5.70%, 05/15/18	1,162	1,187,506
5.88%, 02/15/18	484	490,060
Grupo Televisa SAB
6.00%, 05/15/18	200	204,034
Historic TW Inc.
6.88%, 06/15/18	381	392,689
Thomson Reuters Corp.
6.50%, 07/15/18[b]	507	523,498
Time Warner Cable LLC
6.75%, 07/01/18	1,416	1,460,519
Walt Disney Co. (The)
1.50%, 09/17/18	565	564,830

		5,165,979
METAL FABRICATE & HARDWARE — 0.18%
Precision Castparts Corp.
1.25%, 01/15/18	603	602,650

		602,650

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
MINING — 0.10%
Goldcorp Inc.
2.13%, 03/15/18	$340	$340,275

		340,275
OFFICE & BUSINESS EQUIPMENT — 0.04%
Xerox Corp.
6.35%, 05/15/18	133	136,139

		136,139
OIL & GAS — 5.00%
Apache Corp.
6.90%, 09/15/18	190	198,107
BP Capital Markets PLC
1.38%, 05/10/18	1,393	1,391,732
1.67%, 02/13/18	701	701,393
2.24%, 09/26/18	412	414,044
British Transco Finance Inc.
6.63%, 06/01/18	75	77,013
Canadian Natural Resources Ltd.
1.75%, 01/15/18	481	481,010
5.90%, 02/01/18	183	184,868
Chevron Corp.
1.37%, 03/02/18	735	734,809
1.72%, 06/24/18 (Call 05/24/18)	1,516	1,516,819
1.79%, 11/16/18	1,530	1,532,387
EOG Resources Inc.
6.88%, 10/01/18	225	234,974
EQT Corp.
6.50%, 04/01/18	905	922,638
Exxon Mobil Corp.
1.31%, 03/06/18	1,172	1,171,648
1.44%, 03/01/18	1,010	1,010,202
Marathon Petroleum Corp.
2.70%, 12/14/18	420	422,654
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	403	402,799
Petro-Canada
6.05%, 05/15/18	431	440,926
Pioneer Natural Resources Co.
6.88%, 05/01/18	200	204,928
Shell International Finance BV
1.63%, 11/10/18	1,175	1,174,166
1.90%, 08/10/18	686	687,489
2.00%, 11/15/18	1,104	1,107,875

Security	Principal (000s)	Value
Total Capital Canada Ltd.
1.45%, 01/15/18	$604	$603,903
Total Capital SA
2.13%, 08/10/18	793	796,021
XTO Energy Inc.
6.50%, 12/15/18	350	368,302

		16,780,707
OIL & GAS SERVICES — 0.28%
Baker Hughes a GE Co. LLC
7.50%, 11/15/18	407	430,240
Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	515	515,329

		945,569
PHARMACEUTICALS — 5.30%
AbbVie Inc.
1.80%, 05/14/18[b]	2,042	2,043,184
2.00%, 11/06/18	1,230	1,232,669
Allergan Funding SCS
2.35%, 03/12/18	2,325	2,330,162
AstraZeneca PLC
1.75%, 11/16/18	940	939,577
Cardinal Health Inc.
1.95%, 06/15/18	405	405,437
Eli Lilly & Co.
1.25%, 03/01/18[b]	484	483,618
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	2,474	2,528,131
Johnson & Johnson
1.65%, 12/05/18[b]	554	554,515
5.15%, 07/15/18	560	574,146
McKesson Corp.
1.40%, 03/15/18	153	152,862
Medco Health Solutions Inc.
7.13%, 03/15/18	645	656,629
Merck & Co. Inc.
1.10%, 01/31/18[b]	933	932,216
1.30%, 05/18/18[b]	379	378,614
Mylan Inc.
2.60%, 06/24/18	350	351,393
Mylan NV
3.00%, 12/15/18	605	610,687
Pfizer Inc.
1.20%, 06/01/18[b]	1,830	1,827,273

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
1.50%, 06/15/18[b]	$734	$733,897
4.65%, 03/01/18	56	56,574
Pharmacia LLC
6.50%, 12/01/18	100	105,029
Teva Pharmaceutical Finance Netherlands III BV
1.40%, 07/20/18	915	910,151

		17,806,764
PIPELINES — 2.09%
Buckeye Partners LP
2.65%, 11/15/18 (Call 10/15/18)	250	251,505
Columbia Pipeline Group Inc.
2.45%, 06/01/18	435	436,257
Enbridge Energy Partners LP Series B
6.50%, 04/15/18	100	102,091
Energy Transfer LP
2.50%, 06/15/18	985	988,674
6.70%, 07/01/18[b]	496	511,083
Enterprise Products Operating LLC
1.65%, 05/07/18	574	573,816
6.65%, 04/15/18	280	286,199
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	1,110	1,122,854
Kinder Morgan Inc./DE
7.25%, 06/01/18	40	41,228
ONEOK Partners LP
3.20%, 09/15/18 (Call 08/15/18)	275	277,756
Plains All American Pipeline LP/PAA Finance Corp.
6.50%, 05/01/18	430	439,180
Spectra Energy Partners LP
2.95%, 09/25/18 (Call 08/25/18)	455	458,872
TransCanada PipeLines Ltd.
1.88%, 01/12/18	1,105	1,105,387
6.50%, 08/15/18	262	271,668
Western Gas Partners LP
2.60%, 08/15/18 (Call 07/15/18)	145	145,544

		7,012,114
REAL ESTATE INVESTMENT TRUSTS — 0.63%
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	626	635,590
Kilroy Realty LP
4.80%, 07/15/18 (Call 05/15/18)	50	50,767

Security	Principal (000s)	Value
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	$100	$100,039
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	360	360,382
UDR Inc.
4.25%, 06/01/18	370	374,828
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	285	285,217
Welltower Inc.
2.25%, 03/15/18	290	290,609

		2,097,432
RETAIL — 3.06%
AutoNation Inc.
6.75%, 04/15/18	165	168,544
Best Buy Co. Inc.
5.00%, 08/01/18	570	582,888
CVS Health Corp.
1.90%, 07/20/18	1,874	1,876,211
2.25%, 12/05/18 (Call 11/05/18)	988	991,290
Dollar General Corp.
1.88%, 04/15/18	285	285,029
Home Depot Inc. (The)
2.25%, 09/10/18 (Call 08/10/18)	765	769,261
McDonald’s Corp.
2.10%, 12/07/18	790	793,034
5.35%, 03/01/18[b]	702	710,887
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	415	416,303
Target Corp.
6.00%, 01/15/18	1,050	1,059,607
Wal-Mart Stores Inc.
1.13%, 04/11/18[b]	902	900,891
1.95%, 12/15/18	919	922,088
5.80%, 02/15/18	795	805,144

		10,281,177
SEMICONDUCTORS — 0.69%
Altera Corp.
2.50%, 11/15/18	715	721,113
Maxim Integrated Products Inc.
2.50%, 11/15/18	308	309,980
QUALCOMM Inc.
1.40%, 05/18/18	934	933,617

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)
iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Texas Instruments Inc.
1.00%, 05/01/18	$365	$364,190

		2,328,900
SOFTWARE — 1.63%
Fidelity National Information Services Inc.
2.00%, 04/15/18	160	160,240
2.85%, 10/15/18	640	645,991
Microsoft Corp.
1.00%, 05/01/18	120	119,750
1.30%, 11/03/18	1,925	1,920,091
1.63%, 12/06/18	1,003	1,003,110
Oracle Corp.
5.75%, 04/15/18	1,603	1,633,153

		5,482,335
TELECOMMUNICATIONS — 3.64%
Ameritech Capital Funding Corp.
6.45%, 01/15/18	75	75,708
AT&T Inc.
1.75%, 01/15/18	607	607,134
2.38%, 11/27/18	2,087	2,100,169
5.50%, 02/01/18	1,282	1,293,910
5.60%, 05/15/18	622	634,894
British Telecommunications PLC
5.95%, 01/15/18	650	655,694
Cisco Systems Inc.
1.40%, 02/28/18	770	769,977
1.65%, 06/15/18	1,741	1,742,654
Deutsche Telekom International Finance BV
6.75%, 08/20/18	650	675,760
Rogers Communications Inc.
6.80%, 08/15/18	1,222	1,270,501
Telefonica Emisiones SAU
3.19%, 04/27/18	900	906,192
Vodafone Group PLC
1.50%, 02/19/18	1,256	1,255,510
4.63%, 07/15/18	239	243,629

		12,231,732
TRANSPORTATION — 0.79%
Burlington Northern Santa Fe LLC
5.75%, 03/15/18[b]	470	477,501

Security	Principal or Shares (000s)	Value
Canadian National Railway Co.
5.55%, 05/15/18	$325	$331,812
Norfolk Southern Corp.
5.75%, 04/01/18	589	598,577
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	75	75,311
2.50%, 03/01/18 (Call 02/01/18)	208	208,420
Union Pacific Corp.
5.70%, 08/15/18[b]	225	231,840
United Parcel Service Inc.
5.50%, 01/15/18[b]	707	712,649

		2,636,110

TOTAL CORPORATE BONDS & NOTES
(Cost: $328,689,461)		328,646,930

SHORT-TERM INVESTMENTS — 4.94%

MONEY MARKET FUNDS — 4.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,e,f]	12,179	12,181,119
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,e]	4,389	4,389,051

		16,570,170

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,570,775)		16,570,170

TOTAL INVESTMENTS IN SECURITIES — 102.84%
(Cost: $345,260,236)[g]		345,217,100
Other Assets, Less Liabilities — (2.84)%		(9,521,606)

NET ASSETS — 100.00%		$335,695,494

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $345,261,964. Net unrealized depreciation was $44,864, of which $112,238 represented gross unrealized appreciation on investments and $157,102 represented gross unrealized depreciation on investments.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 TERM CORPORATE ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	5,338	6,841	[b]	—	12,179	$12,181,119	$300	$(1,099)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	3,870	519	[b]	—	4,389	4,389,051	332	—	58,098
PNC Bank N.A.
1.50%, 02/23/18	$750	$250		$—	$1,000	1,000,040	—	(1,402)	13,847
1.60%, 06/01/18	500	750		—	1,250	1,251,075	—	886	7,476
1.70%, 12/07/18	—	800		—	800	799,560	—	(531)	7,908
1.80%, 11/05/18	250	500		—	750	750,262	—	(1,724)	10,217

						$20,371,107	$632	$(3,870)	$97,546

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$328,646,930	$—	$328,646,930
Money market funds	16,570,170	—	—	16,570,170

Total	$16,570,170	$328,646,930	$—	$345,217,100

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.44%

ADVERTISING — 0.04%
Omnicom Group Inc.
6.25%, 07/15/19	$161	$172,115

		172,115
AEROSPACE & DEFENSE — 1.10%
Boeing Capital Corp.
4.70%, 10/27/19	490	516,749
Boeing Co. (The)
6.00%, 03/15/19	753	797,487
L3 Technologies Inc.
5.20%, 10/15/19	703	744,372
Lockheed Martin Corp.
4.25%, 11/15/19	930	973,180
Northrop Grumman Corp.
5.05%, 08/01/19	570	599,976
Rockwell Collins Inc.
1.95%, 07/15/19	145	145,038
5.25%, 07/15/19	150	157,995
United Technologies Corp.
1.50%, 11/01/19	665	660,012

		4,594,809
AGRICULTURE — 1.10%
Altria Group Inc.
9.25%, 08/06/19	1,170	1,315,677
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	435	477,769
Philip Morris International Inc.
1.38%, 02/25/19	665	661,436
1.63%, 02/21/19	745	743,450
1.88%, 01/15/19	897	898,050
Reynolds American Inc.
8.13%, 06/23/19	476	521,891

		4,618,273
AIRLINES — 0.15%
Continental Airlines Inc. Pass Through Trust Series 2009-2, Class A
7.25%, 05/10/21	195	213,173
Southwest Airlines Co.
2.75%, 11/06/19 (Call 10/06/19)	390	395,218

		608,391

Security	Principal (000s)	Value
AUTO MANUFACTURERS — 4.46%
American Honda Finance Corp.
1.20%, 07/12/19	$1,220	$1,206,714
1.70%, 02/22/19	705	703,830
2.25%, 08/15/19	703	707,366
Ford Motor Credit Co. LLC
1.90%, 08/12/19	400	398,172
2.02%, 05/03/19	800	799,064
2.26%, 03/28/19	250	250,575
2.38%, 03/12/19	1,150	1,154,312
2.60%, 11/04/19	1,850	1,863,560
2.94%, 01/08/19	650	656,695
General Motors Financial Co. Inc.
2.35%, 10/04/19	420	421,453
2.40%, 05/09/19	1,501	1,507,349
3.10%, 01/15/19	1,553	1,572,304
3.50%, 07/10/19	1,051	1,074,153
PACCAR Financial Corp.
1.20%, 08/12/19	100	98,904
1.30%, 05/10/19	475	471,300
1.65%, 02/25/19	80	79,877
Toyota Motor Credit Corp.
1.40%, 05/20/19	125	124,309
1.55%, 10/18/19[a]	1,285	1,277,881
1.70%, 01/09/19	200	199,900
1.70%, 02/19/19	1,745	1,743,831
2.10%, 01/17/19[a]	888	891,934
2.13%, 07/18/19	1,481	1,488,050

		18,691,533
BANKS — 33.43%
Australia & New Zealand Banking Group Ltd./New York NY
1.60%, 07/15/19	500	497,080
2.05%, 09/23/19	750	750,922
2.25%, 06/13/19	1,395	1,401,989
Bank of America Corp.
2.60%, 01/15/19	3,610	3,633,032
2.65%, 04/01/19	3,193	3,217,011
7.63%, 06/01/19[a]	2,360	2,560,199
Bank of Montreal
1.50%, 07/18/19[a]	1,888	1,874,708
1.75%, 09/11/19[a]	350	348,751
2.10%, 12/12/19	500	501,065
2.38%, 01/25/19 (Call 12/25/18)	1,147	1,154,077

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Bank of New York Mellon Corp. (The)
2.10%, 01/15/19 (Call 12/15/18)	$666	$668,251
2.20%, 03/04/19 (Call 02/02/19)	204	204,938
2.20%, 05/15/19 (Call 04/15/19)	1,193	1,198,380
2.30%, 09/11/19 (Call 08/11/19)	1,127	1,135,329
5.45%, 05/15/19	341	358,872
Bank of Nova Scotia (The)
1.65%, 06/14/19	1,183	1,177,002
1.95%, 01/15/19	1,464	1,466,547
2.05%, 06/05/19	1,133	1,135,096
Barclays Bank PLC
6.75%, 05/22/19	600	642,990
Barclays PLC
2.75%, 11/08/19	1,895	1,913,855
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	1,223	1,229,054
5.25%, 11/01/19	30	31,833
6.85%, 04/30/19	528	565,990
BNP Paribas SA
2.45%, 03/17/19	1,282	1,293,102
BPCE SA
2.50%, 07/15/19	825	832,161
Branch Banking & Trust Co.
1.45%, 05/10/19 (Call 04/10/19)	1,250	1,242,275
Canadian Imperial Bank of Commerce
1.60%, 09/06/19	930	924,113
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)[a]	1,321	1,329,230
Capital One N.A./Mclean VA
1.85%, 09/13/19 (Call 08/13/19)	1,000	993,830
2.40%, 09/05/19 (Call 08/05/19)	500	501,875
Citibank N.A.
1.85%, 09/18/19 (Call 08/18/19)	610	608,688
Citigroup Inc.
2.05%, 06/07/19	853	852,428
2.50%, 07/29/19	2,157	2,171,668
2.55%, 04/08/19	2,365	2,382,359
8.50%, 05/22/19	1,089	1,193,751
Citizens Bank N.A./Providence RI
2.45%, 12/04/19 (Call 11/04/19)	250	251,278
2.50%, 03/14/19 (Call 02/14/19)	850	855,661
Comerica Inc.
2.13%, 05/23/19 (Call 04/23/19)[a]	225	225,113

Security	Principal (000s)	Value
Commonwealth Bank of Australia/New York NY
2.05%, 03/15/19	$750	$751,267
2.25%, 03/13/19	750	753,562
2.30%, 09/06/19	1,100	1,106,347
Cooperatieve Rabobank UA/NY
1.38%, 08/09/19	1,295	1,282,995
2.25%, 01/14/19	845	849,352
Credit Suisse AG/New York NY
2.30%, 05/28/19	2,100	2,111,172
5.30%, 08/13/19	900	951,048
Deutsche Bank AG
2.85%, 05/10/19[a]	2,264	2,284,195
Deutsche Bank AG/London
2.50%, 02/13/19[a]	1,503	1,510,124
Fifth Third Bancorp.
2.30%, 03/01/19 (Call 01/30/19)	1,112	1,117,082
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	400	397,312
2.30%, 03/15/19 (Call 02/15/19)	650	653,562
First Tennessee Bank N.A.
2.95%, 12/01/19 (Call 11/01/19)	250	252,008
Goldman Sachs Group Inc. (The)
1.95%, 07/23/19	600	598,590
2.00%, 04/25/19 (Call 03/25/19)	770	769,669
2.30%, 12/13/19 (Call 11/13/19)	2,119	2,124,742
2.55%, 10/23/19	2,188	2,204,957
2.63%, 01/31/19	2,312	2,329,733
7.50%, 02/15/19[a]	2,702	2,887,276
HSBC USA Inc.
2.25%, 06/23/19	300	301,446
2.38%, 11/13/19	1,125	1,132,537
Huntington National Bank (The)
2.20%, 04/01/19 (Call 03/01/19)[a]	250	250,950
Intesa Sanpaolo SpA
3.88%, 01/15/19	895	912,802
JPMorgan Chase & Co.
1.85%, 03/22/19 (Call 02/22/19)	1,210	1,209,455
2.20%, 10/22/19	2,013	2,022,240
2.35%, 01/28/19	1,457	1,465,276
6.30%, 04/23/19	2,946	3,129,595
JPMorgan Chase Bank N.A.
1.65%, 09/23/19 (Call 08/23/19)	500	498,325

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
KeyBank N.A./Cleveland OH
1.60%, 08/22/19	$250	$248,368
2.35%, 03/08/19	1,250	1,257,987
2.50%, 12/15/19	250	252,368
Lloyds Bank PLC
2.05%, 01/22/19	600	600,474
Manufacturers & Traders Trust Co.
2.25%, 07/25/19 (Call 06/25/19)	750	753,652
2.30%, 01/30/19 (Call 12/30/18)	400	401,660
Morgan Stanley
2.38%, 07/23/19	2,363	2,374,248
2.45%, 02/01/19	2,105	2,116,599
2.50%, 01/24/19	2,086	2,099,705
5.63%, 09/23/19	2,245	2,387,490
7.30%, 05/13/19	1,775	1,912,846
MUFG Union Bank N.A.
2.25%, 05/06/19 (Call 04/06/19)	250	250,805
National Australia Bank Ltd./New York
1.38%, 07/12/19	1,000	991,210
2.00%, 01/14/19	795	796,630
National City Corp.
6.88%, 05/15/19	531	568,749
PNC Bank N.A.
1.45%, 07/29/19 (Call 06/29/19)[b]	900	892,314
1.95%, 03/04/19 (Call 02/02/19)[b]	840	840,848
2.20%, 01/28/19 (Call 12/29/18)[a,b]	250	251,040
2.25%, 07/02/19 (Call 06/02/19)[b]	1,250	1,256,500
2.40%, 10/18/19 (Call 09/18/19)[b]	1,000	1,008,000
PNC Financial Services Group Inc. (The)
6.70%, 06/10/19[b]	460	494,224
Royal Bank of Canada
1.50%, 07/29/19	1,269	1,260,498
1.63%, 04/15/19	1,468	1,462,906
2.15%, 03/15/19	1,141	1,145,861
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	755	815,687
Santander Holdings USA Inc.
2.70%, 05/24/19 (Call 04/24/19)	1,205	1,212,857
Santander UK PLC
2.35%, 09/10/19	830	835,171
2.50%, 03/14/19	1,623	1,635,416

Security	Principal (000s)	Value
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19	$600	$594,936
Sumitomo Mitsui Banking Corp.
1.97%, 01/11/19	295	295,089
2.05%, 01/18/19	750	751,050
2.09%, 10/18/19	250	249,978
2.25%, 07/11/19	1,250	1,254,825
2.45%, 01/10/19	500	502,925
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	688	693,621
Svenska Handelsbanken AB
1.50%, 09/06/19	750	744,225
2.25%, 06/17/19	500	503,045
2.50%, 01/25/19	1,325	1,335,587
Synovus Financial Corp.
7.88%, 02/15/19	425	456,169
Toronto-Dominion Bank (The)
1.45%, 08/13/19	1,025	1,017,015
1.90%, 10/24/19	250	249,813
1.95%, 01/22/19	1,164	1,165,571
2.13%, 07/02/19	1,546	1,551,998
2.25%, 11/05/19[a]	1,476	1,484,576
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	1,997	2,008,323
U.S. Bank N.A./Cincinnati OH
1.40%, 04/26/19 (Call 03/26/19)	750	745,680
2.13%, 10/28/19 (Call 09/28/19)	750	752,820
UBS AG/Stamford CT
2.38%, 08/14/19	2,045	2,058,129
Wells Fargo & Co.
2.13%, 04/22/19	2,381	2,389,714
2.15%, 01/15/19	2,040	2,046,671
Wells Fargo Bank N.A.
1.75%, 05/24/19	1,500	1,496,700
2.15%, 12/06/19	1,685	1,690,223
Westpac Banking Corp.
1.60%, 08/19/19	690	685,791
1.65%, 05/13/19	665	662,327
2.25%, 01/17/19	1,245	1,250,777
4.88%, 11/19/19	2,000	2,113,580

		140,057,393

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
BEVERAGES — 3.38%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	$3,801	$3,805,409
2.15%, 02/01/19[a]	1,452	1,458,868
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19	961	1,053,900
7.75%, 01/15/19	2,125	2,271,094
Coca-Cola Co. (The)
1.38%, 05/30/19	1,280	1,274,406
Constellation Brands Inc.
3.88%, 11/15/19	345	356,985
Molson Coors Brewing Co.
1.45%, 07/15/19	827	818,250
1.90%, 03/15/19[c]	250	249,505
PepsiCo Inc.
1.35%, 10/04/19	585	580,689
1.50%, 02/22/19	880	878,064
1.55%, 05/02/19	565	564,056
2.25%, 01/07/19 (Call 12/07/18)	832	837,558

		14,148,784
BIOTECHNOLOGY — 1.07%
Amgen Inc.
1.90%, 05/10/19[a]	705	705,247
2.20%, 05/22/19 (Call 04/22/19)	1,826	1,833,067
5.70%, 02/01/19	728	761,619
Celgene Corp.
2.25%, 05/15/19	318	318,858
Gilead Sciences Inc.
1.85%, 09/20/19	470	469,596
2.05%, 04/01/19	397	398,354

		4,486,741
CHEMICALS — 1.50%
Agrium Inc.
6.75%, 01/15/19	103	108,552
Dow Chemical Co. (The)
8.55%, 05/15/19	2,420	2,654,764
EI du Pont de Nemours & Co.
5.75%, 03/15/19	402	422,257
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	518	535,695
Methanex Corp.
3.25%, 12/15/19	400	404,004

Security	Principal (000s)	Value
Monsanto Co.
2.13%, 07/15/19	$1,056	$1,057,119
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	448	475,843
Praxair Inc.
4.50%, 08/15/19	235	245,540
RPM International Inc.
6.13%, 10/15/19	370	397,876

		6,301,650
COMMERCIAL SERVICES — 0.23%
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	75	78,163
Ecolab Inc.
2.00%, 01/14/19	255	255,836
Moody’s Corp.
2.75%, 07/15/19 (Call 06/15/19)	634	640,955
Princeton University Series A
4.95%, 03/01/19	3	3,120

		978,074
COMPUTERS — 2.87%
Apple Inc.
1.10%, 08/02/19	1,030	1,019,545
1.55%, 02/08/19	440	439,485
1.70%, 02/22/19	1,292	1,292,659
2.10%, 05/06/19	2,105	2,117,988
Dell International LLC/EMC Corp.
3.48%, 06/01/19[c]	3,573	3,637,457
IBM Credit LLC
1.63%, 09/06/19	445	443,563
International Business Machines Corp.
1.80%, 05/17/19	1,000	1,001,000
1.88%, 05/15/19[a]	650	651,319
1.95%, 02/12/19[a]	600	601,896
8.38%, 11/01/19	725	816,778

		12,021,690
COSMETICS & PERSONAL CARE — 0.50%
Colgate-Palmolive Co.
1.75%, 03/15/19	226	226,242
Procter & Gamble Co. (The)
1.75%, 10/25/19	250	250,135
1.90%, 11/01/19	512	513,766

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Unilever Capital Corp.
2.20%, 03/06/19	$795	$799,858
4.80%, 02/15/19	300	311,460

		2,101,461
DIVERSIFIED FINANCIAL SERVICES — 4.08%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 05/15/19	800	818,496
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)	888	902,039
American Express Co.
8.13%, 05/20/19	452	494,041
American Express Credit Corp.
1.70%, 10/30/19 (Call 09/30/19)[a]	410	408,118
1.88%, 05/03/19 (Call 04/03/19)	1,013	1,012,220
2.13%, 03/18/19	1,582	1,587,664
2.25%, 08/15/19	2,167	2,179,395
Ameriprise Financial Inc.
7.30%, 06/28/19	550	596,480
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	545	546,117
2.30%, 06/05/19 (Call 05/05/19)	250	250,477
8.80%, 07/15/19	250	276,007
Cboe Global Markets Inc.
1.95%, 06/28/19	220	219,402
International Lease Finance Corp.
5.88%, 04/01/19	1,012	1,064,007
6.25%, 05/15/19	690	731,759
Jefferies Group LLC
8.50%, 07/15/19	333	366,493
Mastercard Inc.
2.00%, 04/01/19	586	588,391
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	510	505,869
1.65%, 02/08/19	305	304,146
2.15%, 02/01/19 (Call 01/01/19)	315	316,273
2.30%, 11/15/19 (Call 10/15/19)	361	363,902
Nomura Holdings Inc.
2.75%, 03/19/19	1,063	1,070,930
Synchrony Financial
2.60%, 01/15/19 (Call 12/15/18)	1,300	1,307,488
3.00%, 08/15/19 (Call 07/15/19)	1,159	1,175,319

Security	Principal (000s)	Value
TD Ameritrade Holding Corp.
5.60%, 12/01/19	$3	$3,215

		17,088,248
ELECTRIC — 4.37%
Arizona Public Service Co.
8.75%, 03/01/19	168	182,438
CMS Energy Corp.
8.75%, 06/15/19	610	672,848
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	295	295,929
Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	290	308,804
Consumers Energy Co.
6.13%, 03/15/19[a]	180	190,085
6.70%, 09/15/19	440	477,932
Dominion Energy Inc.
1.88%, 01/15/19	425	423,895
2.50%, 12/01/19 (Call 11/01/19)	1,053	1,060,571
2.96%, 07/01/19[d]	220	222,908
5.20%, 08/15/19	293	308,875
Series B
1.60%, 08/15/19	615	611,248
DTE Energy Co.
1.50%, 10/01/19	420	415,204
2.40%, 12/01/19 (Call 11/01/19)[a]	225	226,057
Duke Energy Corp.
5.05%, 09/15/19	140	147,652
Duke Energy Ohio Inc.
5.45%, 04/01/19	200	209,746
Duke Energy Progress LLC
5.30%, 01/15/19	850	884,884
Emera U.S. Finance LP
2.15%, 06/15/19	826	824,298
Entergy Texas Inc.
7.13%, 02/01/19	184	195,228
Eversource Energy
4.50%, 11/15/19	250	261,490
Exelon Generation Co. LLC
5.20%, 10/01/19	644	680,978
Georgia Power Co.
4.25%, 12/01/19	348	363,834
Indiana Michigan Power Co.
7.00%, 03/15/19	239	254,843

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Jersey Central Power & Light Co.
7.35%, 02/01/19	$270	$286,570
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	1,017	1,025,177
Nevada Power Co.
7.13%, 03/15/19	371	396,239
NextEra Energy Capital Holdings Inc.
2.30%, 04/01/19	575	577,329
2.40%, 09/15/19 (Call 08/15/19)	510	513,024
2.70%, 09/15/19 (Call 08/15/19)	275	278,028
6.00%, 03/01/19	455	478,574
Oglethorpe Power Corp.
6.10%, 03/15/19	160	167,952
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	616	618,150
Portland General Electric Co.
6.10%, 04/15/19	50	52,867
Progress Energy Inc.
4.88%, 12/01/19	515	543,933
7.05%, 03/15/19	415	442,880
Public Service Co. of Colorado
5.13%, 06/01/19	235	246,717
Public Service Co. of Oklahoma
5.15%, 12/01/19	100	105,447
Public Service Enterprise Group Inc.
1.60%, 11/15/19[a]	425	420,474
Southern Co. (The)
1.85%, 07/01/19	1,611	1,608,519
2.15%, 09/01/19 (Call 08/01/19)	315	315,438
Southern Power Co.
1.95%, 12/15/19	485	483,172
Southwestern Electric Power Co.
6.45%, 01/15/19	175	183,715
Union Electric Co.
6.70%, 02/01/19	320	338,426

		18,302,378
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
Emerson Electric Co.
4.88%, 10/15/19	534	563,450
5.00%, 04/15/19	50	52,119

		615,569
ELECTRONICS — 0.57%
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	741	746,469

Security	Principal (000s)	Value
Honeywell International Inc.
1.40%, 10/30/19	$1,510	$1,498,373
Keysight Technologies Inc.
3.30%, 10/30/19 (Call 09/30/19)	150	152,455

		2,397,297
ENVIRONMENTAL CONTROL — 0.13%
Republic Services Inc.
5.50%, 09/15/19	508	540,187

		540,187
FOOD — 1.23%
Campbell Soup Co.
4.50%, 02/15/19	100	103,152
General Mills Inc.
2.20%, 10/21/19	685	687,973
5.65%, 02/15/19	786	823,358
Kellogg Co.
4.15%, 11/15/19	358	372,334
Kroger Co. (The)
2.00%, 01/15/19	720	720,274
2.30%, 01/15/19 (Call 12/15/18)	270	271,010
Sysco Corp.
1.90%, 04/01/19	1,050	1,049,580
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	1,099	1,110,353

		5,138,034
FOREST PRODUCTS & PAPER — 0.05%
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	205	222,937

		222,937
GAS — 0.38%
Atmos Energy Corp.
8.50%, 03/15/19	250	271,755
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	250	251,973
NiSource Finance Corp.
6.80%, 01/15/19	11	11,579
ONE Gas Inc.
2.07%, 02/01/19 (Call 01/01/19)	165	165,485
Sempra Energy
1.63%, 10/07/19	131	130,057
9.80%, 02/15/19	571	626,752

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Southern Co. Gas Capital Corp.
5.25%, 08/15/19	$125	$131,421

		1,589,022
HAND & MACHINE TOOLS — 0.14%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	606	607,085

		607,085
HEALTH CARE – PRODUCTS — 2.19%
Abbott Laboratories
2.35%, 11/22/19	2,664	2,679,052
5.13%, 04/01/19[a]	1,142	1,192,214
Becton Dickinson and Co.
2.13%, 06/06/19	339	338,932
2.68%, 12/15/19[a]	1,604	1,620,457
Medtronic Global Holdings SCA
1.70%, 03/28/19	1,010	1,008,980
Medtronic Inc.
5.60%, 03/15/19	260	272,943
Stryker Corp.
2.00%, 03/08/19	1,019	1,021,181
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	735	738,954
Zimmer Biomet Holdings Inc.
4.63%, 11/30/19	304	318,330

		9,191,043
HEALTH CARE – SERVICES — 1.12%
Aetna Inc.
2.20%, 03/15/19 (Call 02/15/19)	620	621,662
Anthem Inc.
2.25%, 08/15/19	970	972,891
7.00%, 02/15/19	329	349,470
Dignity Health
2.64%, 11/01/19	50	50,218
Humana Inc.
2.63%, 10/01/19	255	257,887
Quest Diagnostics Inc.
2.70%, 04/01/19	307	309,508
UnitedHealth Group Inc.
1.63%, 03/15/19	517	515,847
1.70%, 02/15/19	1,026	1,025,025
2.30%, 12/15/19	573	577,601

		4,680,109

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.12%
FS Investment Corp.
4.00%, 07/15/19[a]	$200	$203,360
Prospect Capital Corp.
5.00%, 07/15/19	300	309,972

		513,332
HOME BUILDERS — 0.13%
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	541	550,154

		550,154
HOUSEHOLD PRODUCTS & WARES — 0.15%
Kimberly-Clark Corp.
1.40%, 02/15/19	245	243,861
1.90%, 05/22/19	370	370,299

		614,160
HOUSEWARES — 0.14%
Newell Brands Inc.
2.60%, 03/29/19	305	307,330
2.88%, 12/01/19 (Call 11/01/19)	270	274,258

		581,588
INSURANCE — 2.25%
Allstate Corp. (The)
7.45%, 05/16/19	315	339,828
American Financial Group Inc./OH
9.88%, 06/15/19	195	218,223
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	1,400	1,406,370
Berkshire Hathaway Finance Corp.
1.30%, 08/15/19	970	962,570
1.70%, 03/15/19	1,677	1,677,268
Berkshire Hathaway Inc.
2.10%, 08/14/19	620	623,528
Chubb INA Holdings Inc.
5.90%, 06/15/19	332	353,388
Hartford Financial Services Group Inc. (The)
6.00%, 01/15/19	275	287,636
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	325	326,531
MetLife Inc.
7.72%, 02/15/19	1,455	1,562,321
Protective Life Corp.
7.38%, 10/15/19	200	219,172

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Prudential Financial Inc.
2.35%, 08/15/19	$170	$170,768
7.38%, 06/15/19	753	817,961
Reinsurance Group of America Inc.
6.45%, 11/15/19[a]	120	129,901
Travelers Companies Inc. (The)
5.90%, 06/02/19	271	287,032
WR Berkley Corp.
7.38%, 09/15/19	25	26,973

		9,409,470
INTERNET — 1.07%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	1,600	1,610,096
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	1,099	1,116,892
Baidu Inc.
2.75%, 06/09/19	600	603,906
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	1,164	1,168,144

		4,499,038
LODGING — 0.14%
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	591	597,442

		597,442
MACHINERY — 1.69%
Caterpillar Financial Services Corp.
1.35%, 05/18/19[a]	485	481,629
1.90%, 03/22/19	450	450,729
2.10%, 06/09/19	762	764,964
2.25%, 12/01/19	476	479,408
7.15%, 02/15/19	1,295	1,382,050
Deere & Co.
4.38%, 10/16/19	355	371,650
John Deere Capital Corp.
1.25%, 10/09/19	486	480,124
1.95%, 01/08/19	1,469	1,472,672
1.95%, 03/04/19	475	476,268
2.25%, 04/17/19	268	269,702
2.30%, 09/16/19	449	453,288
Roper Technologies Inc.
6.25%, 09/01/19	5	5,374

		7,087,858

Security	Principal (000s)	Value
MANUFACTURING — 1.03%
3M Co.
1.63%, 06/15/19	$543	$542,707
Eaton Corp.
6.95%, 03/20/19	295	313,974
General Electric Co.
2.10%, 12/11/19	282	283,644
2.30%, 01/14/19	435	437,710
6.00%, 08/07/19	1,318	1,412,975
Illinois Tool Works Inc.
1.95%, 03/01/19	435	435,605
6.25%, 04/01/19	611	647,923
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19	260	262,553

		4,337,091
MEDIA — 2.26%
21st Century Fox America Inc.
6.90%, 03/01/19	219	232,937
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	562	565,743
Comcast Corp.
5.70%, 07/01/19	1,162	1,235,253
Discovery Communications LLC
5.63%, 08/15/19	305	323,477
RELX Capital Inc.
8.63%, 01/15/19	125	134,240
Scripps Networks Interactive Inc.
2.75%, 11/15/19 (Call 10/15/19)	511	515,773
Thomson Reuters Corp.
4.70%, 10/15/19	108	113,072
Time Warner Cable LLC
8.25%, 04/01/19	1,366	1,479,351
8.75%, 02/14/19	1,269	1,372,588
Time Warner Inc.
2.10%, 06/01/19	913	913,794
Viacom Inc.
5.63%, 09/15/19	336	356,012
Walt Disney Co. (The)
0.88%, 07/12/19	313	308,471
1.65%, 01/08/19	830	829,552
1.85%, 05/30/19	793	793,896
5.50%, 03/15/19	289	303,678

		9,477,837

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
MINING — 0.41%
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	$1,192	$1,270,445
Newmont Mining Corp.
5.13%, 10/01/19	426	449,034

		1,719,479
OFFICE & BUSINESS EQUIPMENT — 0.33%
Pitney Bowes Inc.
6.25%, 03/15/19[a]	300	313,851
Xerox Corp.
2.75%, 03/15/19	683	686,074
5.63%, 12/15/19	347	368,930

		1,368,855
OIL & GAS — 5.30%
Anadarko Petroleum Corp.
6.95%, 06/15/19	405	434,682
8.70%, 03/15/19	555	602,846
BP Capital Markets PLC
1.68%, 05/03/19	972	970,095
1.77%, 09/19/19[a]	400	399,388
2.24%, 05/10/19	1,136	1,143,009
4.75%, 03/10/19	758	787,585
Cenovus Energy Inc.
5.70%, 10/15/19	1,435	1,521,100
Chevron Corp.
1.56%, 05/16/19	1,174	1,170,783
1.69%, 02/28/19	435	434,970
2.19%, 11/15/19 (Call 10/15/19)	1,178	1,186,270
4.95%, 03/03/19	969	1,010,124
Encana Corp.
6.50%, 05/15/19	505	536,340
EOG Resources Inc.
5.63%, 06/01/19	601	634,866
EQT Corp.
8.13%, 06/01/19	163	177,980
Exxon Mobil Corp.
1.71%, 03/01/19	1,395	1,396,018
1.82%, 03/15/19 (Call 02/15/19)	1,331	1,332,970
Hess Corp.
8.13%, 02/15/19	310	332,146
Husky Energy Inc.
7.25%, 12/15/19	841	925,319

Security	Principal (000s)	Value
Shell International Finance BV
1.38%, 05/10/19	$1,788	$1,778,720
1.38%, 09/12/19	1,275	1,265,323
4.30%, 09/22/19[a]	1,383	1,442,317
Total Capital International SA
2.10%, 06/19/19	1,018	1,023,701
2.13%, 01/10/19	1,127	1,132,872
Valero Energy Corp.
9.38%, 03/15/19	528	579,570

		22,218,994
PACKAGING & CONTAINERS — 0.07%
Bemis Co. Inc.
6.80%, 08/01/19	50	53,873
WestRock RKT Co.
4.45%, 03/01/19	220	226,292

		280,165
PHARMACEUTICALS — 5.25%
Allergan Funding SCS
2.45%, 06/15/19	1,202	1,209,873
AmerisourceBergen Corp.
4.88%, 11/15/19	150	158,119
AstraZeneca PLC
1.95%, 09/18/19	733	732,421
Bristol-Myers Squibb Co.
1.60%, 02/27/19	480	479,064
1.75%, 03/01/19	532	531,713
Cardinal Health Inc.
1.95%, 06/14/19	1,305	1,302,664
2.40%, 11/15/19	287	288,070
Eli Lilly & Co.
1.95%, 03/15/19	482	483,938
Express Scripts Holding Co.
2.25%, 06/15/19	1,208	1,211,781
Express Scripts Inc.
7.25%, 06/15/19	162	174,761
Johnson & Johnson
1.13%, 03/01/19	524	520,956
1.88%, 12/05/19	583	584,848
McKesson Corp.
2.28%, 03/15/19	1,031	1,035,000
7.50%, 02/15/19	125	133,424
Mead Johnson Nutrition Co.
4.90%, 11/01/19	637	672,564

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	$1,100	$1,156,936
Mylan Inc.
2.55%, 03/28/19	287	288,289
Mylan NV
2.50%, 06/07/19	1,069	1,073,190
Novartis Securities Investment Ltd.
5.13%, 02/10/19	2,240	2,332,064
Pfizer Inc.
1.45%, 06/03/19	753	750,169
1.70%, 12/15/19	1,071	1,069,929
2.10%, 05/15/19	1,347	1,355,715
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	3,005	2,993,310
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	1,509	1,475,923

		22,014,721
PIPELINES — 1.86%
Boardwalk Pipelines LP
5.75%, 09/15/19	100	105,702
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)	403	402,327
Enbridge Energy Partners LP
9.88%, 03/01/19	142	155,946
Energy Transfer LP
9.00%, 04/15/19	388	424,654
9.70%, 03/15/19	220	241,701
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	335	335,258
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	834	840,739
6.50%, 01/31/19	835	880,257
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	1,029	1,036,501
9.00%, 02/01/19	300	325,074
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	1,397	1,421,378
Magellan Midstream Partners LP
6.55%, 07/15/19	190	203,446
ONEOK Partners LP
8.63%, 03/01/19	133	143,611

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	$607	$605,883
TransCanada PipeLines Ltd.
3.13%, 01/15/19	501	507,658
7.13%, 01/15/19	160	169,648

		7,799,783
REAL ESTATE INVESTMENT TRUSTS — 1.84%
American Tower Corp.
3.40%, 02/15/19	1,110	1,128,892
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	563	600,552
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	575	579,249
HCP Inc.
3.75%, 02/01/19 (Call 11/01/18)	587	596,874
Kimco Realty Corp.
6.88%, 10/01/19	210	227,940
Realty Income Corp.
6.75%, 08/15/19	471	508,760
Senior Housing Properties Trust
3.25%, 05/01/19 (Call 02/01/19)	295	297,876
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)[a]	1,208	1,213,472
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	590	604,426
VEREIT Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	885	892,425
Vornado Realty LP
2.50%, 06/30/19 (Call 05/30/19)	430	432,004
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	379	388,786
Weyerhaeuser Co.
7.38%, 10/01/19	202	221,479

		7,692,735
RETAIL — 1.65%
Costco Wholesale Corp.
1.70%, 12/15/19	998	997,082
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	1,077	1,079,768
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	1,217	1,222,476

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Lowe’s Companies Inc.
1.15%, 04/15/19	$285	$282,595
McDonald’s Corp.
1.88%, 05/29/19	390	390,328
5.00%, 02/01/19	60	62,322
Target Corp.
2.30%, 06/26/19	911	919,718
Wal-Mart Stores Inc.
1.75%, 10/09/19	345	344,924
4.13%, 02/01/19[a]	373	384,257
Walgreen Co.
5.25%, 01/15/19	84	87,165
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	1,139	1,151,051

		6,921,686
SEMICONDUCTORS — 0.57%
QUALCOMM Inc.
1.85%, 05/20/19	1,455	1,456,048
Texas Instruments Inc.
1.65%, 08/03/19	503	501,838
Xilinx Inc.
2.13%, 03/15/19	428	428,779

		2,386,665
SOFTWARE — 2.05%
CA Inc.
5.38%, 12/01/19	436	463,442
Microsoft Corp.
1.10%, 08/08/19	2,547	2,519,951
4.20%, 06/01/19	462	479,593
Oracle Corp.
2.25%, 10/08/19	1,900	1,918,639
2.38%, 01/15/19	1,626	1,639,658
5.00%, 07/08/19	1,487	1,567,120

		8,588,403
TELECOMMUNICATIONS — 4.47%
America Movil SAB de CV
5.00%, 10/16/19	1,000	1,055,800
AT&T Inc.
2.30%, 03/11/19	1,687	1,693,934
5.80%, 02/15/19	1,526	1,599,431
5.88%, 10/01/19	1,640	1,755,604
British Telecommunications PLC
2.35%, 02/14/19	245	246,497

Security	Principal (000s)	Value
Cisco Systems Inc.
1.40%, 09/20/19	$1,191	$1,183,389
1.60%, 02/28/19	1,341	1,339,351
2.13%, 03/01/19	1,797	1,806,865
4.95%, 02/15/19	1,651	1,718,559
Deutsche Telekom International Finance BV
6.00%, 07/08/19	505	537,259
Juniper Networks Inc.
3.13%, 02/26/19	410	415,379
Orange SA
1.63%, 11/03/19	1,270	1,260,907
2.75%, 02/06/19[a]	1,128	1,140,408
5.38%, 07/08/19	964	1,018,312
Telefonica Emisiones SAU
5.88%, 07/15/19	670	711,620
Vodafone Group PLC
5.45%, 06/10/19	1,167	1,230,625

		18,713,940
TOYS, GAMES & HOBBIES — 0.17%
Mattel Inc.
2.35%, 05/06/19	732	719,600

		719,600
TRANSPORTATION — 1.11%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19[a]	444	467,035
Canadian National Railway Co.
5.55%, 03/01/19	334	350,089
Canadian Pacific Railway Co.
7.25%, 05/15/19	100	107,930
FedEx Corp.
8.00%, 01/15/19	594	636,102
Norfolk Southern Corp.
5.90%, 06/15/19	181	192,139
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	385	387,837
2.55%, 06/01/19 (Call 05/01/19)	564	568,219
Union Pacific Corp.
2.25%, 02/15/19	450	452,628
United Parcel Service Inc.
5.13%, 04/01/19	1,411	1,476,259

		4,638,238

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.14%
GATX Corp.
2.50%, 03/15/19	$580	$582,598

		582,598

TOTAL CORPORATE BONDS & NOTES
(Cost: $412,460,453)		412,466,655

SHORT-TERM INVESTMENTS — 3.75%

MONEY MARKET FUNDS — 3.75%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,e,f]	11,235	11,236,776
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,e]	4,492	4,491,928

		15,728,704

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,728,111)		15,728,704

Value
TOTAL INVESTMENTS IN SECURITIES — 102.19%
(Cost: $428,188,564)[g]	$428,195,359
Other Assets, Less Liabilities — (2.19)%	(9,179,545)

NET ASSETS — 100.00%	$419,015,814

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $428,196,822. Net unrealized depreciation was $1,463, of which $482,632 represented gross unrealized appreciation on investments and $484,095 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	7,653	3,582	[b]	—	11,235	$11,236,776	$1,312	$13	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	856	3,636	[b]	—	4,492	4,491,928	131	—	22,239
PNC Bank N.A.
1.45%, 07/29/19	$650	$250		$—	$900	892,314	—	(2,082)	13,161
1.95%, 03/04/19	250	590		—	840	840,848	—	(2,402)	11,154
2.20%, 01/28/19	250	—		—	250	251,040	—	(1,658)	4,773
2.25%, 07/02/19	250	1,000		—	1,250	1,256,500	—	(3,579)	13,098
2.40%, 10/18/19	500	500		—	1,000	1,008,000	—	(5,332)	13,037
PNC Financial Services Group Inc. (The)
6.70%, 06/10/19	360	100		—	460	494,224	—	(3,023)	9,023

						$20,471,630	$1,443	$(18,063)	$86,485

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$412,466,655	$—	$412,466,655
Money market funds	15,728,704	—	—	15,728,704

Total	$15,728,704	$412,466,655	$—	$428,195,359

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.25%

ADVERTISING — 0.25%
Omnicom Group Inc.
4.45%, 08/15/20	$1,025	$1,085,670

		1,085,670
AEROSPACE & DEFENSE — 1.92%
Boeing Co. (The)
1.65%, 10/30/20 (Call 09/30/20)	565	560,599
4.88%, 02/15/20	800	852,816
Harris Corp.
2.70%, 04/27/20 (Call 03/27/20)	295	298,077
4.40%, 12/15/20	100	105,771
L3 Technologies Inc.
4.75%, 07/15/20	787	836,801
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	1,690	1,711,007
Raytheon Co.
3.13%, 10/15/20	895	923,962
4.40%, 02/15/20	427	450,216
United Technologies Corp.
1.90%, 05/04/20	865	862,647
4.50%, 04/15/20	1,585	1,678,166

		8,280,062
AGRICULTURE — 1.47%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)[a]	1,175	1,189,852
BAT Capital Corp.
2.30%, 08/14/20[b]	1,745	1,746,152
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (Call 10/24/20)[a]	150	153,801
Philip Morris International Inc.
2.00%, 02/21/20	835	835,660
4.50%, 03/26/20	991	1,047,368
Reynolds American Inc.
3.25%, 06/12/20	1,204	1,234,184
6.88%, 05/01/20	120	133,291

		6,340,308
AIRLINES — 0.21%
Delta Air Lines Inc.
2.88%, 03/13/20	395	399,096
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)[a]	519	526,479

		925,575

Security	Principal (000s)	Value
APPAREL — 0.08%
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	$345	$349,651

		349,651
AUTO MANUFACTURERS — 3.07%
American Honda Finance Corp.
1.95%, 07/20/20	400	399,168
2.00%, 02/14/20	225	225,198
2.15%, 03/13/20	430	431,458
2.45%, 09/24/20	1,005	1,016,336
Ford Motor Credit Co. LLC
2.46%, 03/27/20[a]	850	853,375
2.68%, 01/09/20	950	958,673
3.16%, 08/04/20	1,350	1,377,931
8.13%, 01/15/20	775	870,542
General Motors Financial Co. Inc.
2.65%, 04/13/20	360	363,139
3.15%, 01/15/20 (Call 12/15/19)	1,545	1,573,567
3.20%, 07/13/20 (Call 06/13/20)[a]	1,735	1,774,124
3.70%, 11/24/20 (Call 10/24/20)[a]	910	944,307
PACCAR Financial Corp.
1.95%, 02/27/20	295	294,829
Toyota Motor Credit Corp.
1.95%, 04/17/20	730	730,095
2.15%, 03/12/20	1,150	1,156,026
4.50%, 06/17/20	270	286,789

		13,255,557
AUTO PARTS & EQUIPMENT — 0.06%
Delphi Automotive PLC
3.15%, 11/19/20 (Call 10/19/20)	260	266,061

		266,061
BANKS — 30.34%
Australia & New Zealand Banking Group Ltd.
2.13%, 08/19/20	250	249,585
Australia & New Zealand Banking Group Ltd./New York NY
2.70%, 11/16/20	850	861,279
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20	820	834,473
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	710	707,266
2.63%, 10/19/20	2,585	2,607,438

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
5.63%, 07/01/20	$2,410	$2,616,561
Series L
2.25%, 04/21/20	2,229	2,230,694
Bank of Montreal
2.10%, 06/15/20	1,130	1,129,887
Bank of New York Mellon Corp. (The)
2.45%, 11/27/20 (Call 10/27/20)	1,000	1,009,360
2.60%, 08/17/20 (Call 07/17/20)[a]	1,230	1,247,687
4.60%, 01/15/20	315	332,237
Series G
2.15%, 02/24/20 (Call 01/24/20)[a]	1,207	1,212,009
Bank of Nova Scotia (The)
2.15%, 07/14/20	575	575,546
2.35%, 10/21/20	1,321	1,327,288
Barclays Bank PLC
5.14%, 10/14/20	1,175	1,255,652
Barclays PLC
2.88%, 06/08/20	1,000	1,010,730
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	1,720	1,736,701
2.63%, 06/29/20 (Call 05/29/20)	1,371	1,391,291
BNP Paribas SA
2.38%, 05/21/20	1,250	1,260,375
BPCE SA
2.25%, 01/27/20	350	351,841
Canadian Imperial Bank of Commerce
2.10%, 10/05/20	300	299,142
Capital One Financial Corp.
2.50%, 05/12/20 (Call 04/12/20)	1,810	1,817,457
Capital One N.A./Mclean VA
2.35%, 01/31/20 (Call 12/31/19)	1,395	1,397,302
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	1,500	1,498,140
Citigroup Inc.
2.40%, 02/18/20	2,488	2,499,694
2.45%, 01/10/20 (Call 12/10/19)	1,015	1,020,593
2.65%, 10/26/20[a]	2,990	3,015,505
5.38%, 08/09/20[a]	1,115	1,208,504
Citizens Bank N.A./Providence RI
2.20%, 05/26/20 (Call 04/26/20)	500	498,675
2.25%, 03/02/20 (Call 02/03/20)	250	250,300
Comerica Bank
2.50%, 06/02/20	250	251,495

Security	Principal (000s)	Value
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20	$600	$602,280
2.40%, 11/02/20	750	753,870
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20	500	503,150
Credit Suisse AG/New York NY
4.38%, 08/05/20[a]	750	794,370
5.40%, 01/14/20	2,139	2,279,276
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	700	707,245
3.13%, 12/10/20	1,595	1,624,779
Deutsche Bank AG
2.95%, 08/20/20	1,340	1,354,057
Deutsche Bank AG/New York NY
2.70%, 07/13/20	870	873,149
Discover Bank
3.10%, 06/04/20 (Call 05/04/20)	1,500	1,529,970
Fifth Third Bancorp.
2.88%, 07/27/20 (Call 06/27/20)	1,592	1,620,576
First Horizon National Corp.
3.50%, 12/15/20 (Call 11/15/20)	540	555,217
Goldman Sachs Group Inc. (The)
2.60%, 04/23/20 (Call 03/23/20)	2,134	2,149,493
2.75%, 09/15/20 (Call 08/15/20)	2,555	2,582,466
5.38%, 03/15/20	2,305	2,466,258
6.00%, 06/15/20	1,315	1,436,322
HSBC Bank USA N.A.
4.88%, 08/24/20	795	851,469
HSBC USA Inc.
2.35%, 03/05/20	1,400	1,408,120
2.75%, 08/07/20	1,300	1,320,696
5.00%, 09/27/20	1,000	1,071,900
Huntington Bancshares Inc./OH
7.00%, 12/15/20[a]	200	225,972
Huntington National Bank (The)
2.38%, 03/10/20 (Call 02/10/20)	250	251,180
2.40%, 04/01/20 (Call 03/01/20)	500	502,330
2.88%, 08/20/20 (Call 07/20/20)	500	508,315
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	3,095	3,110,537
2.55%, 10/29/20 (Call 09/29/20)	2,105	2,121,693
2.75%, 06/23/20 (Call 05/23/20)	2,615	2,655,637

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
4.25%, 10/15/20	$2,288	$2,419,583
4.40%, 07/22/20	1,833	1,940,560
4.95%, 03/25/20	1,118	1,190,961
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	275	275,842
KeyCorp
2.90%, 09/15/20	1,924	1,960,171
Lloyds Bank PLC
2.70%, 08/17/20	1,100	1,117,446
Manufacturers & Traders Trust Co.
2.05%, 08/17/20 (Call 07/17/20)	250	249,500
2.10%, 02/06/20 (Call 01/06/20)	250	250,325
Morgan Stanley
2.65%, 01/27/20	2,877	2,904,964
2.72%, 11/05/20	100	100,846
2.80%, 06/16/20	2,915	2,957,880
5.50%, 01/26/20	1,400	1,499,008
5.50%, 07/24/20	1,665	1,805,243
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	610	609,811
National Australia Bank Ltd./New York
2.13%, 05/22/20	750	749,467
2.25%, 01/10/20	1,050	1,053,223
2.63%, 07/23/20	600	607,284
National Bank of Canada
2.15%, 06/12/20 (Call 05/12/20)	500	499,770
Northern Trust Corp.
3.45%, 11/04/20	175	181,608
PNC Bank N.A.
2.00%, 05/19/20 (Call 04/19/20)[c]	1,500	1,496,580
2.30%, 06/01/20 (Call 05/02/20)[c]	250	251,370
2.45%, 11/05/20 (Call 10/06/20)[c]	1,000	1,008,050
2.60%, 07/21/20 (Call 06/21/20)[c]	250	253,095
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20[c]	371	392,941
5.13%, 02/08/20[c]	497	530,547
RBC USA Holdco Corp.
5.25%, 09/15/20	165	178,416
Royal Bank of Canada
2.13%, 03/02/20	1,770	1,773,982
2.15%, 03/06/20	585	586,287

Security	Principal (000s)	Value
2.15%, 10/26/20	$250	$249,948
2.35%, 10/30/20	1,574	1,582,783
Royal Bank of Scotland PLC (The)
5.63%, 08/24/20	150	161,838
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	1,070	1,076,452
Santander UK Group Holdings PLC
2.88%, 10/16/20	1,570	1,589,280
Santander UK PLC
2.38%, 03/16/20	725	730,300
Skandinaviska Enskilda Banken AB
2.30%, 03/11/20	250	251,155
State Street Corp.
2.55%, 08/18/20[a]	1,646	1,675,348
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	2,000	2,013,880
2.45%, 10/20/20[a]	250	250,443
2.65%, 07/23/20	250	253,098
SunTrust Bank/Atlanta GA
2.25%, 01/31/20 (Call 12/31/19)	810	813,029
Svenska Handelsbanken AB
2.40%, 10/01/20	900	907,938
Toronto-Dominion Bank (The)
1.85%, 09/11/20	450	447,291
2.50%, 12/14/20	2,380	2,404,324
U.S. Bank N.A./Cincinnati OH
2.00%, 01/24/20 (Call 12/24/19)[a]	500	500,655
2.05%, 10/23/20 (Call 09/23/20)	250	249,905
UBS AG/Stamford CT
2.35%, 03/26/20	1,850	1,860,304
4.88%, 08/04/20	340	364,290
Wells Fargo & Co.
2.55%, 12/07/20	1,725	1,738,834
2.60%, 07/22/20	2,800	2,833,824
Series N
2.15%, 01/30/20	2,150	2,154,042
Westpac Banking Corp.
2.15%, 03/06/20	1,250	1,251,662
2.30%, 05/26/20	1,105	1,110,403
2.60%, 11/23/20	2,026	2,050,515

		130,931,335

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
BEVERAGES — 3.04%
Anheuser-Busch InBev Worldwide Inc.
5.00%, 04/15/20	$545	$582,932
5.38%, 01/15/20	2,798	3,001,554
Coca-Cola Co. (The)
1.88%, 10/27/20	1,540	1,536,920
2.45%, 11/01/20[a]	1,557	1,580,511
3.15%, 11/15/20	852	882,450
Coca-Cola European Partners US LLC
3.50%, 09/15/20	300	311,034
Coca-Cola Femsa SAB de CV
4.63%, 02/15/20	200	210,388
Diageo Capital PLC
4.83%, 07/15/20	459	493,278
Molson Coors Brewing Co.
2.25%, 03/15/20 (Call 02/15/20)[b]	430	430,194
PepsiCo Inc.
1.85%, 04/30/20 (Call 03/30/20)	680	679,300
2.15%, 10/14/20 (Call 09/14/20)	1,612	1,621,398
3.13%, 11/01/20	1,020	1,053,762
4.50%, 01/15/20	700	739,424

		13,123,145
BIOTECHNOLOGY — 2.70%
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)	738	737,808
2.20%, 05/11/20	930	931,813
3.45%, 10/01/20	1,095	1,133,752
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)	1,177	1,194,196
Bio-Rad Laboratories Inc.
4.88%, 12/15/20	350	373,251
Biogen Inc.
2.90%, 09/15/20	1,932	1,973,036
Celgene Corp.
2.88%, 08/15/20	1,930	1,959,876
3.95%, 10/15/20	250	261,855
Genzyme Corp.
5.00%, 06/15/20	175	188,102
Gilead Sciences Inc.
2.35%, 02/01/20[a]	760	766,924
2.55%, 09/01/20	2,081	2,110,280

		11,630,893

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.09%
Fortune Brands Home & Security Inc.
3.00%, 06/15/20 (Call 05/15/20)	$150	$152,646
Johnson Controls International PLC
5.00%, 03/30/20	225	238,813

		391,459
CHEMICALS — 1.95%
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	200	201,092
3.05%, 08/01/20 (Call 07/01/20)	305	312,308
Dow Chemical Co. (The)
4.25%, 11/15/20 (Call 08/15/20)	1,600	1,685,936
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	960	968,697
EI du Pont de Nemours & Co.
2.20%, 05/01/20	1,400	1,405,474
4.63%, 01/15/20[a]	1,128	1,191,924
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20[a]	415	436,850
PPG Industries Inc.
3.60%, 11/15/20	88	91,355
Praxair Inc.
2.25%, 09/24/20	175	175,730
Sherwin-Williams Co. (The)
2.25%, 05/15/20	1,955	1,959,262

		8,428,628
COMMERCIAL SERVICES — 0.68%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	1,312	1,322,614
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	745	773,072
Ecolab Inc.
2.25%, 01/12/20	60	60,253
Moody’s Corp.
5.50%, 09/01/20	325	353,379
S&P Global Inc.
3.30%, 08/14/20 (Call 07/14/20)	270	276,210
Western Union Co. (The)
5.25%, 04/01/20	120	127,682

		2,913,210
COMPUTERS — 2.29%
Apple Inc.
1.55%, 02/07/20[a]	1,390	1,381,715
1.80%, 05/11/20	695	693,374

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
1.90%, 02/07/20	$900	$900,981
2.00%, 05/06/20	1,660	1,664,150
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)	2,915	3,012,215
HP Inc.
3.75%, 12/01/20	465	484,074
International Business Machines Corp.
1.63%, 05/15/20[a]	1,340	1,331,947
1.90%, 01/27/20[a]	400	400,528

		9,868,984
COSMETICS & PERSONAL CARE — 0.35%
Estee Lauder Companies Inc. (The)
1.80%, 02/07/20	498	496,700
Unilever Capital Corp.
1.80%, 05/05/20	895	893,237
2.10%, 07/30/20	100	100,427

		1,490,364
DIVERSIFIED FINANCIAL SERVICES — 5.62%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.25%, 07/01/20[a]	650	679,997
4.63%, 10/30/20	695	738,361
Air Lease Corp.
2.13%, 01/15/20	485	484,534
4.75%, 03/01/20	100	105,467
American Express Credit Corp.
2.20%, 03/03/20 (Call 02/01/20)	1,285	1,288,958
2.38%, 05/26/20 (Call 04/25/20)	2,685	2,704,225
Series F
2.60%, 09/14/20 (Call 08/14/20)	1,631	1,651,175
Ameriprise Financial Inc.
5.30%, 03/15/20	185	198,170
Charles Schwab Corp. (The)
4.45%, 07/22/20	525	557,991
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	4,969	4,998,317
Intercontinental Exchange Inc.
2.75%, 12/01/20 (Call 11/01/20)	1,365	1,393,010
International Lease Finance Corp.
8.25%, 12/15/20	1,595	1,859,595
Lazard Group LLC
4.25%, 11/14/20	325	342,436

Security	Principal (000s)	Value
Nasdaq Inc.
5.55%, 01/15/20	$568	$608,300
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	200	200,088
2.30%, 11/01/20 (Call 10/01/20)	705	708,870
2.35%, 06/15/20 (Call 05/15/20)	150	150,974
Nomura Holdings Inc.
6.70%, 03/04/20	1,015	1,110,928
Stifel Financial Corp.
3.50%, 12/01/20	261	266,100
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	836	843,114
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	3,340	3,365,284

		24,255,894
ELECTRIC — 3.50%
Ameren Corp.
2.70%, 11/15/20 (Call 10/15/20)	690	697,976
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)[a]	275	277,005
CMS Energy Corp.
6.25%, 02/01/20	625	677,363
Consolidated Edison Co. of New York Inc.
4.45%, 06/15/20	165	175,220
Consolidated Edison Inc.
2.00%, 03/15/20	465	464,967
Dominion Energy Inc.
2.58%, 07/01/20	775	779,758
DTE Electric Co.
3.45%, 10/01/20 (Call 07/01/20)[a]	250	259,328
Duke Energy Indiana LLC
3.75%, 07/15/20	602	628,759
Edison International
2.13%, 04/15/20[a]	300	299,856
Entergy Corp.
5.13%, 09/15/20 (Call 06/15/20)	610	649,424
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	1,105	1,124,547
5.15%, 12/01/20 (Call 09/01/20)	630	677,471
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	1,395	1,417,390
4.00%, 10/01/20 (Call 07/01/20)	558	583,160

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Georgia Power Co.
2.00%, 03/30/20	$210	$210,113
2.00%, 09/08/20	170	169,752
Integrys Holding Inc.
4.17%, 11/01/20	50	52,604
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	100	103,299
LG&E & KU Energy LLC
3.75%, 11/15/20 (Call 08/15/20)	350	364,385
Northern States Power Co./MN
2.20%, 08/15/20 (Call 07/15/20)	50	50,246
NV Energy Inc.
6.25%, 11/15/20	760	845,105
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)[a]	720	743,054
PSEG Power LLC
5.13%, 04/15/20	250	267,030
Public Service Co. of Colorado
3.20%, 11/15/20 (Call 05/15/20)	850	874,522
Puget Energy Inc.
6.50%, 12/15/20	435	487,048
Southern Co. (The)
2.75%, 06/15/20 (Call 05/15/20)	1,164	1,180,319
Southern Power Co.
2.38%, 06/01/20 (Call 05/01/20)	300	301,152
TECO Finance Inc.
5.15%, 03/15/20	295	313,137
UIL Holdings Corp.
4.63%, 10/01/20	108	113,360
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	325	327,512

		15,114,862
ELECTRICAL COMPONENTS & EQUIPMENT — 0.03%
Emerson Electric Co.
4.25%, 11/15/20	125	132,515

		132,515
ELECTRONICS — 0.38%
Agilent Technologies Inc.
5.00%, 07/15/20	220	235,712
Amphenol Corp.
2.20%, 04/01/20	400	399,484
Avnet Inc.
5.88%, 06/15/20	100	107,318

Security	Principal (000s)	Value
Corning Inc.
4.25%, 08/15/20	$100	$105,238
Flex Ltd.
4.63%, 02/15/20	510	532,491
Jabil Inc.
5.63%, 12/15/20	250	270,223

		1,650,466
ENVIRONMENTAL CONTROL — 0.31%
Republic Services Inc.
5.00%, 03/01/20[a]	555	591,247
Waste Management Inc.
4.75%, 06/30/20	680	726,036

		1,317,283
FOOD — 1.35%
Hershey Co. (The)
4.13%, 12/01/20[a]	200	212,666
Ingredion Inc.
4.63%, 11/01/20	275	291,869
JM Smucker Co. (The)
2.50%, 03/15/20	500	504,120
Kellogg Co.
4.00%, 12/15/20	573	603,260
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)	1,785	1,807,687
5.38%, 02/10/20	762	815,119
Kroger Co. (The)
6.15%, 01/15/20	655	708,998
Mondelez International Inc.
5.38%, 02/10/20	130	138,620
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	733	741,994

		5,824,333
GAS — 0.51%
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	649	658,378
NiSource Finance Corp.
5.45%, 09/15/20	365	395,802
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	620	623,392
2.85%, 11/15/20 (Call 10/15/20)	531	539,018

		2,216,590

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
HEALTH CARE – PRODUCTS — 2.66%
Abbott Laboratories
2.00%, 03/15/20	$959	$956,344
2.80%, 09/15/20 (Call 08/15/20)[a]	630	638,530
4.13%, 05/27/20	323	338,775
Becton Dickinson and Co.
2.40%, 06/05/20	200	200,334
3.25%, 11/12/20	830	849,804
Boston Scientific Corp.
2.85%, 05/15/20	920	933,009
6.00%, 01/15/20	723	780,731
Covidien International Finance SA
4.20%, 06/15/20[a]	100	105,311
Danaher Corp.
2.40%, 09/15/20 (Call 08/15/20)	380	384,131
Life Technologies Corp.
6.00%, 03/01/20	610	661,216
Medtronic Inc.
2.50%, 03/15/20	3,290	3,334,415
4.45%, 03/15/20	413	436,363
Stryker Corp.
4.38%, 01/15/20[a]	200	209,744
Thermo Fisher Scientific Inc.
4.70%, 05/01/20	100	105,897
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	1,522	1,534,922

		11,469,526
HEALTH CARE – SERVICES — 1.03%
Anthem Inc.
4.35%, 08/15/20	610	643,544
Cigna Corp.
4.38%, 12/15/20 (Call 09/15/20)	100	105,705
5.13%, 06/15/20	140	149,936
Laboratory Corp. of America Holdings
2.63%, 02/01/20	780	787,386
4.63%, 11/15/20 (Call 08/15/20)[a]	125	132,380
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	315	316,203
UnitedHealth Group Inc.
2.70%, 07/15/20	1,712	1,743,415
3.88%, 10/15/20 (Call 07/15/20)	530	555,663

		4,434,232

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.05%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	$165	$168,736
FS Investment Corp.
4.25%, 01/15/20 (Call 12/15/19)[a]	50	51,106

		219,842
HOME BUILDERS — 0.08%
DR Horton Inc.
4.00%, 02/15/20	345	357,096

		357,096
INSURANCE — 2.29%
AEGON Funding Co. LLC
5.75%, 12/15/20	175	190,809
Aflac Inc.
2.40%, 03/16/20	545	548,739
Alterra Finance LLC
6.25%, 09/30/20	200	219,966
American International Group Inc.
3.38%, 08/15/20	885	914,302
6.40%, 12/15/20	750	841,942
Aon Corp.
5.00%, 09/30/20	600	645,390
AXIS Specialty Finance LLC
5.88%, 06/01/20	75	81,232
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	710	730,434
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	1,075	1,083,095
CNA Financial Corp.
5.88%, 08/15/20	275	299,126
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	565	608,076
Manulife Financial Corp.
4.90%, 09/17/20	125	133,535
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	737	740,309
PartnerRe Finance B LLC
5.50%, 06/01/20	220	236,410
Prudential Financial Inc.
4.50%, 11/15/20	322	343,307
5.38%, 06/21/20	885	958,712

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Travelers Companies Inc. (The)
3.90%, 11/01/20	$610	$639,615
Unum Group
5.63%, 09/15/20	460	499,491
WR Berkley Corp.
5.38%, 09/15/20	150	161,440

		9,875,930
INTERNET — 0.87%
Amazon.com Inc.
1.90%, 08/21/20[b]	915	913,573
Baidu Inc.
3.00%, 06/30/20	600	607,662
eBay Inc.
2.15%, 06/05/20	690	690,517
3.25%, 10/15/20 (Call 07/15/20)	810	832,510
Expedia Inc.
5.95%, 08/15/20	650	707,915

		3,752,177
LEISURE TIME — 0.16%
Carnival Corp.
3.95%, 10/15/20	650	681,681

		681,681
LODGING — 0.01%
Marriott International Inc./MD
3.38%, 10/15/20 (Call 07/15/20)	50	51,305

		51,305
MACHINERY — 1.19%
Caterpillar Financial Services Corp.
2.00%, 03/05/20	920	920,488
2.10%, 01/10/20	410	411,378
2.50%, 11/13/20[a]	175	176,641
IDEX Corp.
4.50%, 12/15/20 (Call 09/15/20)	250	262,475
John Deere Capital Corp.
1.70%, 01/15/20	539	536,229
1.95%, 06/22/20	595	594,435
2.05%, 03/10/20	462	462,850
2.20%, 03/13/20	165	165,970
2.38%, 07/14/20	622	627,915
Series 0014
2.45%, 09/11/20	410	414,018
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	125	124,911

Security	Principal (000s)	Value
Roper Technologies Inc.
3.00%, 12/15/20 (Call 11/15/20)	$415	$423,790

		5,121,100
MANUFACTURING — 1.28%
3M Co.
2.00%, 08/07/20	717	720,176
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	1,715	1,723,524
4.38%, 09/16/20	1,001	1,065,144
5.50%, 01/08/20	735	790,110
Series A
5.55%, 05/04/20	815	885,995
Ingersoll-Rand Luxembourg Finance SA
2.63%, 05/01/20 (Call 04/01/20)	75	75,479
Pall Corp.
5.00%, 06/15/20	250	268,332

		5,528,760
MEDIA — 2.88%
21st Century Fox America Inc.
5.65%, 08/15/20	300	326,559
CBS Corp.
5.75%, 04/15/20	545	591,031
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	1,910	1,959,087
Comcast Corp.
5.15%, 03/01/20	1,362	1,461,807
Discovery Communications LLC
5.05%, 06/01/20	925	985,772
NBCUniversal Media LLC
5.15%, 04/30/20	2,060	2,218,558
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	350	352,678
Time Warner Cable LLC
5.00%, 02/01/20	1,158	1,218,737
Time Warner Inc.
4.88%, 03/15/20	1,536	1,630,203
Walt Disney Co. (The)
1.80%, 06/05/20	550	548,152
2.15%, 09/17/20	1,120	1,125,410

		12,417,994

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.16%
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	$670	$674,871

		674,871
MINING — 0.02%
Southern Copper Corp.
5.38%, 04/16/20	75	80,806

		80,806
OFFICE & BUSINESS EQUIPMENT — 0.18%
Xerox Corp.
2.75%, 09/01/20	460	459,416
2.80%, 05/15/20	325	327,265

		786,681
OIL & GAS — 4.53%
BP Capital Markets PLC
2.32%, 02/13/20	1,685	1,699,087
2.52%, 01/15/20	1,145	1,159,416
4.50%, 10/01/20	1,345	1,434,832
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	1,870	1,873,310
1.99%, 03/03/20	565	566,277
2.42%, 11/17/20 (Call 10/17/20)	1,135	1,148,143
2.43%, 06/24/20 (Call 05/24/20)[a]	660	668,560
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)	890	892,501
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	611	616,120
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	2,035	2,038,134
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	470	470,733
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	510	525,234
Pioneer Natural Resources Co.
7.50%, 01/15/20	100	110,953
Shell International Finance BV
2.13%, 05/11/20	1,762	1,769,647
2.25%, 11/10/20	1,420	1,429,741
4.38%, 03/25/20	1,035	1,093,157
Total Capital SA
4.45%, 06/24/20	1,417	1,508,354
Valero Energy Corp.
6.13%, 02/01/20	490	531,581

		19,535,780

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 0.03%
WestRock RKT Co.
3.50%, 03/01/20	$145	$148,437

		148,437
PHARMACEUTICALS — 3.67%
AbbVie Inc.
2.50%, 05/14/20 (Call 04/14/20)	3,911	3,943,031
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	3,910	3,971,231
Allergan Inc./U.S.
3.38%, 09/15/20	372	382,308
AstraZeneca PLC
2.38%, 11/16/20	1,440	1,446,178
Cardinal Health Inc.
4.63%, 12/15/20	325	346,063
Johnson & Johnson
2.95%, 09/01/20	345	355,153
Mead Johnson Nutrition Co.
3.00%, 11/15/20	770	787,548
Medco Health Solutions Inc.
4.13%, 09/15/20	275	288,117
Merck & Co. Inc.
1.85%, 02/10/20	1,095	1,095,088
Mylan NV
3.75%, 12/15/20 (Call 11/15/20)	475	492,247
Novartis Capital Corp.
1.80%, 02/14/20[a]	495	494,802
4.40%, 04/24/20	1,345	1,426,763
Pfizer Inc.
5.20%, 08/12/20	145	158,095
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	410	401,771
Zoetis Inc.
3.45%, 11/13/20 (Call 10/13/20)	256	264,653

		15,853,048
PIPELINES — 2.37%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)	722	739,501
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	635	667,734
5.20%, 03/15/20	275	292,377
Energy Transfer LP
4.15%, 10/01/20 (Call 08/01/20)	995	1,038,521

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Energy Transfer LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (Call 06/01/20)[a]	$245	$263,387
Enterprise Products Operating LLC
5.20%, 09/01/20	1,017	1,099,814
5.25%, 01/31/20	355	378,796
Kinder Morgan Energy Partners LP
5.30%, 09/15/20	1,035	1,115,709
6.50%, 04/01/20	475	519,584
6.85%, 02/15/20	525	577,784
ONEOK Partners LP
3.80%, 03/15/20 (Call 02/15/20)	160	164,006
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	250	251,593
Plains All American Pipeline LP/PAA Finance Corp.
5.75%, 01/15/20	330	350,731
TransCanada PipeLines Ltd.
3.80%, 10/01/20	812	847,493
Williams Partners LP
4.13%, 11/15/20 (Call 08/15/20)	536	560,409
5.25%, 03/15/20	1,260	1,347,280

		10,214,719
REAL ESTATE INVESTMENT TRUSTS — 1.55%
Alexandria Real Estate Equities Inc.
2.75%, 01/15/20 (Call 12/15/19)	100	100,972
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (Call 09/01/20)	480	492,720
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	865	877,049
5.05%, 09/01/20	430	461,940
AvalonBay Communities Inc.
3.63%, 10/01/20 (Call 07/01/20)	390	404,750
Boston Properties LP
5.63%, 11/15/20 (Call 08/15/20)	450	490,324
Digital Realty Trust LP
3.40%, 10/01/20 (Call 09/01/20)	300	308,790
5.88%, 02/01/20 (Call 11/03/19)	563	602,962
ERP Operating LP
4.75%, 07/15/20 (Call 04/15/20)	330	350,777
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	890	897,761

Security	Principal (000s)	Value
Liberty Property LP
4.75%, 10/01/20 (Call 07/01/20)	$50	$52,815
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	150	151,868
Simon Property Group LP
2.50%, 09/01/20 (Call 06/01/20)	600	605,754
UDR Inc.
3.70%, 10/01/20 (Call 07/01/20)	145	150,040
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	640	645,523
Welltower Inc.
6.13%, 04/15/20	100	109,113

		6,703,158
RETAIL — 2.94%
Advance Auto Parts Inc.
5.75%, 05/01/20	75	80,459
AutoNation Inc.
5.50%, 02/01/20	200	213,100
AutoZone Inc.
4.00%, 11/15/20 (Call 08/15/20)[a]	245	255,952
Costco Wholesale Corp.
1.75%, 02/15/20	425	423,942
CVS Health Corp.
2.80%, 07/20/20 (Call 06/20/20)	3,185	3,222,933
Home Depot Inc. (The)
1.80%, 06/05/20	550	549,148
3.95%, 09/15/20 (Call 06/15/20)	622	655,488
Lowe’s Companies Inc.
4.63%, 04/15/20 (Call 10/15/19)	380	399,426
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	1,110	1,114,851
2.75%, 12/09/20 (Call 11/09/20)	1,164	1,186,593
3.50%, 07/15/20	150	155,738
Nordstrom Inc.
4.75%, 05/01/20[a]	357	373,254
Target Corp.
3.88%, 07/15/20	808	848,731
Wal-Mart Stores Inc.
3.25%, 10/25/20	2,175	2,258,998
3.63%, 07/08/20	915	957,172

		12,695,785

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
SAVINGS & LOANS — 0.06%
First Niagara Financial Group Inc.
6.75%, 03/19/20	$225	$248,513

		248,513
SEMICONDUCTORS — 2.32%
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	185	188,012
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20[b]	2,910	2,927,140
Intel Corp.
1.85%, 05/11/20	425	425,034
2.45%, 07/29/20	2,355	2,388,630
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	460	466,302
QUALCOMM Inc.
2.10%, 05/20/20	1,055	1,057,279
2.25%, 05/20/20	2,114	2,126,578
Texas Instruments Inc.
1.75%, 05/01/20 (Call 04/01/20)	449	446,822

		10,025,797
SOFTWARE — 2.97%
Adobe Systems Inc.
4.75%, 02/01/20	820	869,471
Autodesk Inc.
3.13%, 06/15/20 (Call 05/15/20)	400	408,080
Broadridge Financial Solutions Inc.
3.95%, 09/01/20[a]	395	412,186
CA Inc.
3.60%, 08/01/20 (Call 07/01/20)	225	231,721
Fidelity National Information Services Inc.
3.63%, 10/15/20 (Call 09/15/20)	1,667	1,728,112
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	780	788,346
4.63%, 10/01/20	140	148,894
Microsoft Corp.
1.85%, 02/06/20	930	931,023
1.85%, 02/12/20 (Call 01/12/20)	1,690	1,689,696
2.00%, 11/03/20 (Call 10/03/20)	2,000	2,004,320
3.00%, 10/01/20	1,549	1,598,119
Oracle Corp.
3.88%, 07/15/20	1,072	1,128,065

Security	Principal (000s)	Value
VMware Inc.
2.30%, 08/21/20	$870	$867,999

		12,806,032
TELECOMMUNICATIONS — 3.84%
America Movil SAB de CV
5.00%, 03/30/20	1,150	1,224,129
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	3,065	3,096,018
5.20%, 03/15/20	1,280	1,374,003
Cisco Systems Inc.
2.45%, 06/15/20	1,744	1,767,597
4.45%, 01/15/20	2,388	2,519,316
Telefonica Emisiones SAU
5.13%, 04/27/20	1,127	1,204,391
Verizon Communications Inc.
2.63%, 02/21/20	2,353	2,386,836
4.50%, 09/15/20	2,805	2,991,841

		16,564,131
TRANSPORTATION — 0.83%
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	375	389,632
FedEx Corp.
2.30%, 02/01/20	950	954,199
Norfolk Southern Railway Co.
9.75%, 06/15/20	50	59,332
Ryder System Inc.
2.50%, 05/11/20 (Call 04/11/20)	300	301,923
2.65%, 03/02/20 (Call 02/02/20)	345	348,974
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	250	249,755
2.25%, 06/19/20 (Call 05/19/20)	655	659,474
United Parcel Service of America Inc.
8.38%, 04/01/20	532	610,880

		3,574,169
TRUCKING & LEASING — 0.08%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/20)[a]	345	347,532

		347,532

TOTAL CORPORATE BONDS & NOTES
(Cost: $422,795,013)		423,961,947

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 3.92%

MONEY MARKET FUNDS — 3.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,d,e]	11,839	$11,841,075
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	5,087	5,087,123

		16,928,198

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,927,366)		16,928,198

TOTAL INVESTMENTS IN SECURITIES — 102.17%
(Cost: $439,722,379)[f]		440,890,145
Other Assets, Less Liabilities — (2.17)%		(9,365,041)

NET ASSETS — 100.00%		$431,525,104

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $439,738,028. Net unrealized appreciation was $1,152,117, of which $1,480,854 represented gross unrealized appreciation on investments and $328,737 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	9,664	2,175	[b]	—	11,839	$11,841,075	$1,413	$(134)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	1,295	3,792	[b]	—	5,087	5,087,123	176	—	21,934
PNC Bank N.A.
2.00%, 05/19/20	$—	$1,500		$—	$1,500	1,496,580	—	(6,625)	9,713
2.30%, 06/01/20	250	—		—	250	251,370	—	(675)	4,138
2.45%, 11/05/20	750	250		—	1,000	1,008,050	—	(6,163)	20,442
2.60%, 07/21/20	250	—		—	250	253,095	—	(2,251)	5,729
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20	290	81		—	371	392,941	—	(2,079)	9,521
5.13%, 02/08/20	175	322		—	497	530,547	—	1,289	10,752

						$20,860,781	$1,589	$(16,638)	$82,229

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$423,961,947	$—	$423,961,947
Money market funds	16,928,198	—	—	16,928,198

Total	$16,928,198	$423,961,947	$—	$440,890,145

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.24%

ADVERTISING — 0.12%
WPP Finance 2010
4.75%, 11/21/21	$551	$593,587

		593,587
AEROSPACE & DEFENSE — 1.25%
Boeing Co. (The)
2.35%, 10/30/21	1,110	1,119,257
General Dynamics Corp.
3.88%, 07/15/21 (Call 04/15/21)	361	381,887
Harris Corp.
5.55%, 10/01/21	325	358,589
L3 Technologies Inc.
4.95%, 02/15/21 (Call 11/15/20)[a]	640	685,677
Lockheed Martin Corp.
3.35%, 09/15/21	1,182	1,225,852
Northrop Grumman Corp.
3.50%, 03/15/21	671	697,686
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	1,570	1,545,712

		6,014,660
AGRICULTURE — 0.95%
Altria Group Inc.
4.75%, 05/05/21	1,717	1,863,803
Archer-Daniels-Midland Co.
4.48%, 03/01/21	332	356,289
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)[a]	1,250	1,235,113
2.90%, 11/15/21	1,084	1,104,520

		4,559,725
APPAREL — 0.09%
VF Corp.
3.50%, 09/01/21 (Call 06/01/21)	430	446,396

		446,396
AUTO MANUFACTURERS — 3.53%
American Honda Finance Corp.
1.65%, 07/12/21	835	818,225
1.70%, 09/09/21[a]	907	889,386
Ford Motor Credit Co. LLC
3.20%, 01/15/21	1,775	1,817,795
3.34%, 03/18/21[a]	1,625	1,666,259
5.75%, 02/01/21	1,360	1,495,578
5.88%, 08/02/21	1,480	1,649,519

Security	Principal (000s)	Value
General Motors Financial Co. Inc.
3.20%, 07/06/21 (Call 06/06/21)	$2,100	$2,143,134
4.20%, 03/01/21 (Call 02/01/21)	1,951	2,049,350
4.38%, 09/25/21	1,282	1,360,997
Toyota Motor Credit Corp.
1.90%, 04/08/21[a]	1,175	1,165,095
2.75%, 05/17/21	638	649,739
3.40%, 09/15/21	728	758,823
4.25%, 01/11/21	509	541,612

		17,005,512
BANKS — 31.36%
Australia & New Zealand Banking Group Ltd./New York NY
2.30%, 06/01/21	1,100	1,096,315
2.55%, 11/23/21	750	751,590
Bancolombia SA
5.95%, 06/03/21	1,050	1,145,645
Bank of America Corp.
2.63%, 04/19/21	2,583	2,597,904
5.00%, 05/13/21	2,045	2,219,909
5.88%, 01/05/21	1,670	1,845,283
Bank of Montreal
1.90%, 08/27/21	2,120	2,085,741
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	1,466	1,457,952
2.50%, 04/15/21 (Call 03/15/21)	1,640	1,654,711
3.55%, 09/23/21 (Call 08/23/21)	1,313	1,378,479
4.15%, 02/01/21	65	68,848
Bank of Nova Scotia (The)
2.45%, 03/22/21	2,246	2,257,140
2.80%, 07/21/21[a]	859	872,564
4.38%, 01/13/21	59	62,834
Barclays PLC
3.20%, 08/10/21	1,950	1,978,217
3.25%, 01/12/21	890	904,827
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	1,455	1,445,994
2.15%, 02/01/21 (Call 01/01/21)	250	249,605
BNP Paribas SA
5.00%, 01/15/21	2,673	2,895,955
BPCE SA
2.65%, 02/03/21	700	707,098
2.75%, 12/02/21	1,370	1,386,495

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Branch Banking & Trust Co.
2.85%, 04/01/21 (Call 03/01/21)[a]	$295	$300,962
Capital One Financial Corp.
4.75%, 07/15/21	2,216	2,387,142
Capital One N.A./Mclean VA
2.25%, 09/13/21 (Call 08/13/21)	550	542,097
2.95%, 07/23/21 (Call 06/23/21)	1,000	1,012,380
Citigroup Inc.
2.35%, 08/02/21[a]	2,153	2,141,245
2.70%, 03/30/21	3,088	3,115,020
2.90%, 12/08/21 (Call 11/08/21)	2,420	2,446,088
Citizens Bank N.A./Providence RI
2.55%, 05/13/21 (Call 04/13/21)	790	793,492
Citizens Financial Group Inc.
2.38%, 07/28/21 (Call 06/28/21)	805	799,067
Commonwealth Bank of Australia/New York NY
2.55%, 03/15/21	845	851,016
Cooperatieve Rabobank UA
4.50%, 01/11/21	1,711	1,829,863
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	2,275	2,295,475
Credit Suisse AG/New York NY
3.00%, 10/29/21	1,800	1,838,646
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21	1,625	1,669,655
Deutsche Bank AG
3.13%, 01/13/21	1,185	1,197,845
3.38%, 05/12/21	1,624	1,651,413
4.25%, 10/14/21	3,375	3,532,950
Discover Bank
3.20%, 08/09/21 (Call 07/09/21)	500	510,985
Fifth Third Bank/Cincinnati OH
2.25%, 06/14/21 (Call 05/14/21)	1,400	1,397,858
2.88%, 10/01/21 (Call 09/01/21)	945	962,227
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	1,894	1,873,507
2.63%, 04/25/21 (Call 03/25/21)	2,382	2,391,480
2.88%, 02/25/21 (Call 01/25/21)	1,867	1,890,972
5.25%, 07/27/21	3,333	3,652,101
HSBC Holdings PLC
2.95%, 05/25/21	2,900	2,949,561
3.40%, 03/08/21	2,565	2,644,028
5.10%, 04/05/21	2,206	2,397,613

Security	Principal (000s)	Value
Huntington Bancshares Inc./OH
3.15%, 03/14/21 (Call 02/14/21)	$940	$962,682
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)	2,668	2,655,407
2.40%, 06/07/21 (Call 05/07/21)	1,045	1,046,881
2.55%, 03/01/21 (Call 02/01/21)	3,943	3,968,984
4.35%, 08/15/21	2,675	2,858,879
4.63%, 05/10/21	1,973	2,122,119
KeyBank N.A./Cleveland OH
2.50%, 11/22/21	750	752,190
KeyCorp
5.10%, 03/24/21	1,218	1,325,537
Lloyds Bank PLC
6.38%, 01/21/21	715	801,930
Lloyds Banking Group PLC
3.10%, 07/06/21	1,050	1,069,383
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	1,600	1,580,016
2.95%, 03/01/21	2,515	2,555,014
Mizuho Financial Group Inc.
2.27%, 09/13/21	1,000	985,090
Morgan Stanley
2.50%, 04/21/21[a]	2,995	2,998,654
2.63%, 11/17/21	3,354	3,357,220
5.50%, 07/28/21	2,429	2,682,928
5.75%, 01/25/21	1,875	2,068,275
National Australia Bank Ltd./New York
1.88%, 07/12/21	250	245,190
2.63%, 01/14/21	1,400	1,410,542
Northern Trust Corp.
3.38%, 08/23/21	285	296,491
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)[b]	1,250	1,244,213
2.55%, 12/09/21 (Call 11/09/21)[b]	510	513,713
Regions Financial Corp.
3.20%, 02/08/21 (Call 01/08/21)	950	971,214
Royal Bank of Canada
2.50%, 01/19/21	1,030	1,039,270
Santander UK Group Holdings PLC
2.88%, 08/05/21	800	804,952
3.13%, 01/08/21	1,581	1,608,177
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	500	491,285
2.63%, 03/15/21	1,300	1,312,922

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
State Street Corp.
1.95%, 05/19/21	$245	$243,096
4.38%, 03/07/21	1,291	1,381,357
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21[a]	2,060	2,025,083
2.44%, 10/19/21	370	368,372
2.93%, 03/09/21	2,211	2,246,354
SunTrust Banks Inc.
2.90%, 03/03/21 (Call 02/03/21)	1,470	1,494,872
Svenska Handelsbanken AB
1.88%, 09/07/21	600	589,548
2.45%, 03/30/21	1,595	1,604,905
Toronto-Dominion Bank (The)
1.80%, 07/13/21	1,801	1,769,446
2.13%, 04/07/21	1,884	1,876,200
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	1,491	1,501,646
4.13%, 05/24/21 (Call 04/23/21)	689	733,668
Wells Fargo & Co.
2.10%, 07/26/21	3,149	3,111,999
2.50%, 03/04/21	3,286	3,300,064
3.00%, 01/22/21	1,373	1,400,927
4.60%, 04/01/21	2,750	2,949,787
Westpac Banking Corp.
2.00%, 08/19/21	1,435	1,416,359
2.10%, 05/13/21[a]	1,135	1,126,953

		151,007,588
BEVERAGES — 2.91%
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21 (Call 01/01/21)	7,568	7,664,416
Anheuser-Busch InBev Worldwide Inc.
4.38%, 02/15/21	256	272,827
Coca-Cola Co. (The)
1.55%, 09/01/21[a]	570	561,108
3.30%, 09/01/21[a]	1,306	1,362,837
Coca-Cola European Partners US LLC
3.25%, 08/19/21 (Call 05/19/21)	200	205,074
4.50%, 09/01/21 (Call 06/01/21)	400	426,604
Constellation Brands Inc.
3.75%, 05/01/21[a]	507	528,786
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	1,160	1,146,811

Security	Principal (000s)	Value
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	$595	$585,028
2.00%, 04/15/21 (Call 03/15/21)	250	249,375
3.00%, 08/25/21	977	1,009,319

		14,012,185
BIOTECHNOLOGY — 1.49%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	940	921,538
3.88%, 11/15/21 (Call 08/15/21)	1,701	1,788,585
4.10%, 06/15/21 (Call 03/15/21)	1,663	1,752,336
Celgene Corp.
2.25%, 08/15/21	375	371,734
Gilead Sciences Inc.
4.40%, 12/01/21 (Call 09/01/21)	1,498	1,614,484
4.50%, 04/01/21 (Call 01/01/21)	674	721,780

		7,170,457
BUILDING MATERIALS — 0.36%
Johnson Controls International PLC
3.75%, 12/01/21 (Call 09/01/21)	200	208,956
4.25%, 03/01/21	155	163,739
Masco Corp.
3.50%, 04/01/21 (Call 03/01/21)[a]	450	461,853
Vulcan Materials Co.
7.50%, 06/15/21	760	888,539

		1,723,087
CHEMICALS — 1.36%
Air Products & Chemicals Inc.
3.00%, 11/03/21	250	256,678
Celanese U.S. Holdings LLC
5.88%, 06/15/21	279	306,588
Dow Chemical Co. (The)
4.13%, 11/15/21 (Call 08/15/21)	1,639	1,738,635
EI du Pont de Nemours & Co.
3.63%, 01/15/21	949	990,405
4.25%, 04/01/21	302	321,881
LyondellBasell Industries NV
6.00%, 11/15/21 (Call 08/17/21)	1,050	1,180,504
Monsanto Co.
2.75%, 07/15/21	325	328,841
Mosaic Co. (The)
3.75%, 11/15/21 (Call 08/15/21)[a]	400	412,872
Praxair Inc.
3.00%, 09/01/21	300	308,538
4.05%, 03/15/21	105	111,330

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Westlake Chemical Corp.
4.63%, 02/15/21 (Call 02/15/18)	$565	$582,165

		6,538,437
COMMERCIAL SERVICES — 0.71%
Ecolab Inc.
4.35%, 12/08/21	1,377	1,482,699
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)[a]	155	151,026
Moody’s Corp.
2.75%, 12/15/21 (Call 11/15/21)	670	674,603
Total System Services Inc.
3.80%, 04/01/21 (Call 03/01/21)	632	654,385
Verisk Analytics Inc.
5.80%, 05/01/21	435	478,104

		3,440,817
COMPUTERS — 3.72%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	1,365	1,336,335
2.25%, 02/23/21 (Call 01/23/21)	2,840	2,856,756
2.85%, 05/06/21	3,076	3,152,346
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (Call 05/15/21)[c]	4,535	4,768,689
HP Inc.
4.30%, 06/01/21	433	458,482
4.38%, 09/15/21	1,585	1,686,028
4.65%, 12/09/21[a]	1,589	1,714,054
International Business Machines Corp.
2.25%, 02/19/21	1,165	1,170,790
2.90%, 11/01/21	425	435,999
NetApp Inc.
3.38%, 06/15/21 (Call 04/15/21)	342	350,523

		17,930,002
COSMETICS & PERSONAL CARE — 0.81%
Colgate-Palmolive Co.
2.45%, 11/15/21	145	146,454
Estee Lauder Companies Inc. (The)
1.70%, 05/10/21 (Call 04/10/21)[a]	385	378,366
Procter & Gamble Co. (The)
1.70%, 11/03/21	916	901,372
1.85%, 02/02/21	1,005	999,523
Series A
9.36%, 01/01/21	37	41,887

Security	Principal (000s)	Value
Unilever Capital Corp.
1.38%, 07/28/21	$200	$194,430
4.25%, 02/10/21	1,175	1,250,000

		3,912,032
DIVERSIFIED FINANCIAL SERVICES — 2.35%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 05/15/21	1,150	1,221,082
5.00%, 10/01/21[a]	900	972,837
Air Lease Corp.
3.38%, 06/01/21 (Call 05/01/21)	547	563,716
3.88%, 04/01/21 (Call 03/01/21)[a]	565	590,561
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)[a]	2,460	2,461,107
HSBC Finance Corp.
6.68%, 01/15/21	2,298	2,584,078
International Lease Finance Corp.
4.63%, 04/15/21	395	420,541
Jefferies Group LLC
6.88%, 04/15/21[a]	781	883,725
Mastercard Inc.
2.00%, 11/21/21 (Call 10/21/21)	835	828,996
Synchrony Financial
3.75%, 08/15/21 (Call 06/15/21)	772	798,186

		11,324,829
ELECTRIC — 3.71%
Appalachian Power Co.
4.60%, 03/30/21 (Call 12/30/20)	100	106,883
CenterPoint Energy Houston Electric LLC
1.85%, 06/01/21 (Call 05/01/21)	395	390,153
Commonwealth Edison Co.
3.40%, 09/01/21 (Call 06/01/21)	350	363,300
Consolidated Edison Inc.
2.00%, 05/15/21 (Call 04/15/21)	668	660,913
Dominion Energy Inc.
4.10%, 04/01/21[a,d]	385	403,072
4.45%, 03/15/21	641	684,351
Series C
2.00%, 08/15/21 (Call 07/15/21)[a]	625	614,775
Duke Energy Carolinas LLC
3.90%, 06/15/21 (Call 03/15/21)[a]	575	606,786

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	$1,388	$1,360,184
3.55%, 09/15/21 (Call 06/15/21)	1,089	1,134,400
Duke Energy Progress LLC
3.00%, 09/15/21 (Call 06/15/21)	170	174,651
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	545	547,414
Entergy Arkansas Inc.
3.75%, 02/15/21 (Call 11/15/20)	140	145,958
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	773	773,124
Fortis Inc./Canada
2.10%, 10/04/21 (Call 09/04/21)	1,165	1,142,352
Georgia Power Co.
2.40%, 04/01/21 (Call 03/01/21)	225	224,870
Great Plains Energy Inc.
4.85%, 06/01/21 (Call 03/01/21)	150	158,543
LG&E & KU Energy LLC
4.38%, 10/01/21 (Call 07/01/21)	300	317,949
NextEra Energy Capital Holdings Inc.
4.50%, 06/01/21 (Call 03/01/21)	350	374,276
Ohio Power Co. Series M
5.38%, 10/01/21[a]	278	309,625
Pacific Gas & Electric Co.
3.25%, 09/15/21 (Call 06/15/21)	325	333,138
4.25%, 05/15/21 (Call 02/15/21)	50	52,889
PacifiCorp
3.85%, 06/15/21 (Call 03/15/21)	400	420,972
PECO Energy Co.
1.70%, 09/15/21 (Call 08/15/21)	100	97,858
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)[a]	185	189,732
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	145	153,188
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	730	740,994
Public Service Electric & Gas Co.
1.90%, 03/15/21 (Call 02/15/21)	295	292,560
Public Service Enterprise Group Inc.
2.00%, 11/15/21 (Call 10/15/21)[a]	275	268,799
Puget Energy Inc.
6.00%, 09/01/21	205	229,670
San Diego Gas & Electric Co.
3.00%, 08/15/21	665	683,553

Security	Principal (000s)	Value
SCANA Corp.
4.75%, 05/15/21 (Call 02/15/21)[a]	$150	$155,804
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	470	494,901
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	2,326	2,314,626
Southern Power Co.
2.50%, 12/15/21 (Call 11/15/21)	275	273,620
Wisconsin Electric Power Co.
2.95%, 09/15/21 (Call 06/15/21)	150	153,621
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	495	496,940

		17,846,444
ELECTRICAL COMPONENTS & EQUIPMENT — 0.12%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	564	573,520

		573,520
ELECTRONICS — 0.87%
Amphenol Corp.
3.13%, 09/15/21 (Call 08/15/21)	185	188,617
Avnet Inc.
3.75%, 12/01/21 (Call 11/01/21)	400	411,188
FLIR Systems Inc.
3.13%, 06/15/21 (Call 05/15/21)	225	227,671
Fortive Corp.
2.35%, 06/15/21 (Call 05/15/21)	620	617,408
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	1,727	1,704,739
4.25%, 03/01/21	609	649,578
PerkinElmer Inc.
5.00%, 11/15/21 (Call 08/15/21)	365	395,459

		4,194,660
ENGINEERING & CONSTRUCTION — 0.07%
Fluor Corp.
3.38%, 09/15/21	303	312,541

		312,541
ENVIRONMENTAL CONTROL — 0.23%
Republic Services Inc.
5.25%, 11/15/21	579	638,446
Waste Management Inc.
4.60%, 03/01/21 (Call 12/01/20)	450	480,960

		1,119,406

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
FOOD — 1.02%
Campbell Soup Co.
4.25%, 04/15/21	$305	$324,138
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	978	1,004,015
JM Smucker Co. (The)
3.50%, 10/15/21	711	737,940
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)[a]	400	401,172
2.95%, 11/01/21 (Call 10/01/21)	613	623,225
3.30%, 01/15/21 (Call 12/15/20)	647	663,796
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	970	974,530
Tyson Foods Inc.
2.25%, 08/23/21 (Call 07/23/21)	185	183,716

		4,912,532
FOREST PRODUCTS & PAPER — 0.08%
Celulosa Arauco y Constitucion SA
5.00%, 01/21/21	150	159,996
International Paper Co.
7.50%, 08/15/21[a]	205	241,918

		401,914
GAS — 0.19%
CenterPoint Energy Resources Corp.
4.50%, 01/15/21 (Call 10/15/20)	585	616,877
National Fuel Gas Co.
4.90%, 12/01/21 (Call 09/01/21)	156	165,185
Southern Co. Gas Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	125	128,929

		910,991
HAND & MACHINE TOOLS — 0.07%
Stanley Black & Decker Inc.
3.40%, 12/01/21 (Call 09/01/21)	310	320,807

		320,807
HEALTH CARE – PRODUCTS — 1.98%
Abbott Laboratories
2.90%, 11/30/21 (Call 10/30/21)	3,460	3,512,696
Baxter International Inc.
1.70%, 08/15/21 (Call 07/15/21)	365	355,849
Becton Dickinson and Co.
3.13%, 11/08/21[a]	1,542	1,575,986
Life Technologies Corp.
5.00%, 01/15/21 (Call 10/15/20)	375	401,449

Security	Principal (000s)	Value
Medtronic Inc.
4.13%, 03/15/21 (Call 12/15/20)	$391	$412,919
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	1,230	1,242,546
Thermo Fisher Scientific Inc.
3.60%, 08/15/21 (Call 05/15/21)	1,138	1,182,097
4.50%, 03/01/21	742	792,434
Zimmer Biomet Holdings Inc.
3.38%, 11/30/21 (Call 08/30/21)[a]	50	51,206

		9,527,182
HEALTH CARE – SERVICES — 1.08%
Aetna Inc.
4.13%, 06/01/21 (Call 03/01/21)	380	399,589
Anthem Inc.
3.70%, 08/15/21 (Call 05/15/21)	841	875,540
Cigna Corp.
4.50%, 03/15/21 (Call 12/15/20)[a]	270	286,416
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)	662	724,910
Quest Diagnostics Inc.
4.70%, 04/01/21	359	383,021
UnitedHealth Group Inc.
2.13%, 03/15/21	1,060	1,058,092
2.88%, 12/15/21	950	970,719
3.38%, 11/15/21 (Call 08/15/21)[a]	159	165,258
4.70%, 02/15/21 (Call 11/15/20)	320	343,536

		5,207,081
HOME FURNISHINGS — 0.08%
Whirlpool Corp.
4.85%, 06/15/21	355	382,573

		382,573
HOUSEHOLD PRODUCTS & WARES — 0.03%
Clorox Co. (The)
3.80%, 11/15/21	150	157,839

		157,839
HOUSEWARES — 0.34%
Newell Brands Inc.
3.15%, 04/01/21 (Call 03/01/21)	1,065	1,089,303
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)[a]	532	565,064

		1,654,367

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
INSURANCE — 1.95%
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)[a]	$2,213	$2,277,974
Aon PLC
2.80%, 03/15/21 (Call 02/15/21)	200	202,106
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	1,146	1,222,633
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)[a]	620	622,678
3.75%, 08/15/21[a]	513	542,672
CNA Financial Corp.
5.75%, 08/15/21	275	304,296
Lincoln National Corp.
4.85%, 06/24/21	150	161,576
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	467	504,902
MetLife Inc.
4.75%, 02/08/21	890	959,153
Progressive Corp. (The)
3.75%, 08/23/21	282	295,750
Prudential Financial Inc.
4.50%, 11/16/21	650	701,902
Reinsurance Group of America Inc.
5.00%, 06/01/21	145	156,285
Trinity Acquisition PLC
3.50%, 09/15/21 (Call 08/15/21)	600	611,802
Unum Group
3.00%, 05/15/21 (Call 04/15/21)	250	252,820
Willis Towers Watson PLC
5.75%, 03/15/21	258	282,856
XLIT Ltd.
5.75%, 10/01/21	269	299,139

		9,398,544
INTERNET — 0.99%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (Call 09/28/21)	1,000	1,019,790
Alphabet Inc.
3.63%, 05/19/21	873	922,141
Amazon.com Inc.
3.30%, 12/05/21 (Call 10/05/21)	1,180	1,228,463
eBay Inc.
2.88%, 08/01/21 (Call 06/01/21)	1,139	1,156,586

Security	Principal (000s)	Value
JD.com Inc.
3.13%, 04/29/21	$450	$451,368

		4,778,348
IRON & STEEL — 0.31%
Vale Overseas Ltd.
5.88%, 06/10/21	1,375	1,510,630

		1,510,630
LODGING — 0.14%
Marriott International Inc./MD
2.88%, 03/01/21 (Call 02/01/21)	400	403,928
Series N
3.13%, 10/15/21 (Call 07/15/21)	250	254,540

		658,468
MACHINERY — 1.45%
Caterpillar Financial Services Corp.
1.70%, 08/09/21	1,260	1,235,014
Caterpillar Inc.
3.90%, 05/27/21	1,814	1,920,137
John Deere Capital Corp.
2.55%, 01/08/21	700	708,995
2.80%, 03/04/21	629	640,970
3.15%, 10/15/21	811	836,847
3.90%, 07/12/21	308	325,504
Komatsu Mining Corp.
5.13%, 10/15/21	225	247,108
Roper Technologies Inc.
2.80%, 12/15/21 (Call 11/15/21)	341	344,287
Xylem Inc./NY
4.88%, 10/01/21	655	712,011

		6,970,873
MANUFACTURING — 1.16%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	905	888,502
Dover Corp.
4.30%, 03/01/21 (Call 12/01/20)[a]	100	105,916
General Electric Co.
4.63%, 01/07/21	1,218	1,310,872
4.65%, 10/17/21	1,497	1,633,901
5.30%, 02/11/21	1,504	1,647,662

		5,586,853
MEDIA — 2.32%
21st Century Fox America Inc.
4.50%, 02/15/21	1,002	1,068,853

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CBS Corp.
4.30%, 02/15/21 (Call 11/15/20)	$135	$142,430
Discovery Communications LLC
4.38%, 06/15/21	485	513,504
NBCUniversal Media LLC
4.38%, 04/01/21	2,063	2,212,093
Thomson Reuters Corp.
3.95%, 09/30/21 (Call 06/30/21)	50	52,114
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	1,172	1,215,575
4.13%, 02/15/21 (Call 11/15/20)	260	269,932
Time Warner Inc.
4.70%, 01/15/21	1,210	1,290,973
4.75%, 03/29/21	1,146	1,230,529
Viacom Inc.
3.88%, 12/15/21[a]	650	666,738
Walt Disney Co. (The)
2.30%, 02/12/21	1,055	1,063,514
2.75%, 08/16/21	810	827,010
3.75%, 06/01/21	575	606,625

		11,159,890
MINING — 0.67%
Barrick North America Finance LLC
4.40%, 05/30/21	885	947,543
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21[a]	1,035	1,077,155
Goldcorp Inc.
3.63%, 06/09/21 (Call 04/09/21)	722	747,183
Rio Tinto Finance USA Ltd.
3.75%, 09/20/21	420	441,013

		3,212,894
OFFICE & BUSINESS EQUIPMENT — 0.36%
Pitney Bowes Inc.
3.63%, 10/01/21 (Call 09/01/21)[a]	670	653,110
Xerox Corp.
4.50%, 05/15/21[a]	1,031	1,082,622

		1,735,732
OIL & GAS — 5.24%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (Call 02/15/21)[a]	1,290	1,373,966
Apache Corp.
3.63%, 02/01/21 (Call 11/01/20)	455	468,359

Security	Principal (000s)	Value
BP Capital Markets PLC
2.11%, 09/16/21 (Call 08/16/21)	$1,070	$1,064,340
3.56%, 11/01/21	1,150	1,204,291
4.74%, 03/11/21	1,355	1,464,863
Canadian Natural Resources Ltd.
3.45%, 11/15/21 (Call 08/15/21)	493	509,101
Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)	1,566	1,564,982
ConocoPhillips Co.
2.88%, 11/15/21 (Call 09/15/21)[a]	1,117	1,136,961
4.20%, 03/15/21 (Call 02/15/21)[a]	1,160	1,230,980
Devon Energy Corp.
4.00%, 07/15/21 (Call 04/15/21)	530	551,587
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)[a]	475	491,654
EOG Resources Inc.
4.10%, 02/01/21	806	851,934
EQT Corp.
4.88%, 11/15/21	874	940,205
Exxon Mobil Corp.
2.22%, 03/01/21 (Call 02/01/21)[a]	2,649	2,666,166
Marathon Petroleum Corp.
5.13%, 03/01/21	1,024	1,109,289
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	846	891,718
5.63%, 05/01/21 (Call 12/01/17)	382	393,754
Occidental Petroleum Corp. Series 1
4.10%, 02/01/21 (Call 11/01/20)[a]	1,362	1,438,858
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	850	876,622
Shell International Finance BV
1.75%, 09/12/21	1,085	1,067,879
1.88%, 05/10/21[a]	1,998	1,982,456
Total Capital International SA
2.75%, 06/19/21	1,038	1,060,296
Total Capital SA
4.13%, 01/28/21	352	374,137
4.25%, 12/15/21	478	514,323

		25,228,721
OIL & GAS SERVICES — 0.18%
Baker Hughes a GE Co. LLC
3.20%, 08/15/21 (Call 05/15/21)	488	502,528

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	$372	$382,632

		885,160
PACKAGING & CONTAINERS — 0.03%
Bemis Co. Inc.
4.50%, 10/15/21 (Call 07/15/21)	125	132,951

		132,951
PHARMACEUTICALS — 4.33%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	1,772	1,769,944
AmerisourceBergen Corp.
3.50%, 11/15/21 (Call 08/15/21)	421	434,864
Express Scripts Holding Co.
3.30%, 02/25/21 (Call 01/25/21)	660	677,318
4.75%, 11/15/21	1,110	1,198,678
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	1,170	1,157,914
2.45%, 12/05/21	300	304,215
3.55%, 05/15/21	290	304,778
McKesson Corp.
4.75%, 03/01/21 (Call 12/01/20)	650	694,922
Merck & Co. Inc.
3.88%, 01/15/21 (Call 10/15/20)	860	906,982
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)	2,047	2,071,523
Perrigo Finance Unlimited Co.
3.50%, 12/15/21 (Call 10/15/21)	200	205,012
Pfizer Inc.
1.95%, 06/03/21	815	811,658
2.20%, 12/15/21[a]	1,320	1,324,330
Sanofi
4.00%, 03/29/21	1,525	1,613,602
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	3,794	3,768,884
Teva Pharmaceutical Finance Co. BV Series 2
3.65%, 11/10/21	730	721,393
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	365	360,438
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	2,680	2,520,433

		20,846,888

Security	Principal (000s)	Value
PIPELINES — 1.87%
Buckeye Partners LP
4.88%, 02/01/21 (Call 11/01/20)	$395	$417,768
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	400	420,060
Energy Transfer LP
4.65%, 06/01/21 (Call 03/01/21)	1,062	1,127,536
Enterprise Products Operating LLC
2.85%, 04/15/21 (Call 03/15/21)	745	757,777
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)	1,328	1,366,220
5.00%, 10/01/21 (Call 07/01/21)	180	194,110
5.80%, 03/01/21	160	174,870
Magellan Midstream Partners LP
4.25%, 02/01/21	300	316,491
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (Call 11/01/20)	222	234,143
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	1,795	1,947,019
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp.
4.40%, 06/15/21 (Call 03/15/21)	350	370,307
Sunoco Logistics Partners Operations LP
4.40%, 04/01/21 (Call 03/01/21)	500	526,380
Western Gas Partners LP
5.38%, 06/01/21 (Call 03/01/21)	507	542,531
Williams Partners LP
4.00%, 11/15/21 (Call 08/15/21)	600	628,332

		9,023,544
REAL ESTATE — 0.17%
Prologis LP
3.35%, 02/01/21 (Call 11/01/20)	806	833,146

		833,146
REAL ESTATE INVESTMENT TRUSTS — 2.79%
American Tower Corp.
3.30%, 02/15/21 (Call 01/15/21)	1,328	1,361,997
3.45%, 09/15/21	573	590,414
5.90%, 11/01/21	178	199,374
Boston Properties LP
4.13%, 05/15/21 (Call 02/15/21)	634	667,868

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Corporate Office Properties LP
3.70%, 06/15/21 (Call 04/15/21)	$125	$128,198
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	720	712,994
3.40%, 02/15/21 (Call 01/15/21)	845	869,319
DDR Corp.
3.50%, 01/15/21 (Call 11/15/20)	645	654,591
Digital Realty Trust LP
5.25%, 03/15/21 (Call 12/15/20)	390	422,035
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	1,288	1,392,714
HCP Inc.
5.38%, 02/01/21 (Call 11/03/20)	326	352,970
Healthcare Realty Trust Inc.
5.75%, 01/15/21	125	136,751
Healthcare Trust of America Holdings LP
3.38%, 07/15/21 (Call 05/15/21)	100	102,619
Highwoods Realty LP
3.20%, 06/15/21 (Call 04/15/21)	100	101,102
Hospitality Properties Trust
4.25%, 02/15/21 (Call 11/15/20)	460	478,589
Host Hotels & Resorts LP
6.00%, 10/01/21 (Call 07/01/21)[a]	210	232,859
Kimco Realty Corp.
3.20%, 05/01/21 (Call 03/01/21)	528	539,864
National Retail Properties Inc.
5.50%, 07/15/21 (Call 04/15/21)	250	273,360
Simon Property Group LP
2.50%, 07/15/21 (Call 04/15/21)[a]	988	994,294
4.13%, 12/01/21 (Call 09/01/21)	697	740,416
4.38%, 03/01/21 (Call 12/01/20)	719	765,145
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21 (Call 03/01/21)	831	889,137
VEREIT Operating Partnership LP
4.13%, 06/01/21 (Call 05/01/21)[a]	300	313,443
Welltower Inc.
4.95%, 01/15/21 (Call 10/15/20)	225	241,083
Weyerhaeuser Co.
4.70%, 03/15/21 (Call 12/15/20)	275	292,586

		13,453,722

Security	Principal (000s)	Value
RETAIL — 3.16%
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	$175	$178,461
Best Buy Co. Inc.
5.50%, 03/15/21 (Call 12/15/20)[a]	714	777,096
Costco Wholesale Corp.
2.15%, 05/18/21 (Call 04/18/21)	925	926,665
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)[a]	2,586	2,548,684
4.13%, 05/15/21 (Call 02/15/21)	393	412,638
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)	1,828	1,824,435
4.40%, 04/01/21 (Call 01/01/21)	1,005	1,077,802
Kohl’s Corp.
4.00%, 11/01/21 (Call 08/01/21)[a]	844	874,806
Lowe’s Companies Inc.
3.75%, 04/15/21 (Call 01/15/21)	205	215,111
3.80%, 11/15/21 (Call 08/15/21)	405	427,741
Macy’s Retail Holdings Inc.
3.45%, 01/15/21 (Call 12/15/20)[a]	430	430,654
McDonald’s Corp.
3.63%, 05/20/21	550	575,619
Nordstrom Inc.
4.00%, 10/15/21 (Call 07/15/21)	253	261,519
O’Reilly Automotive Inc.
4.63%, 09/15/21 (Call 06/15/21)	350	374,489
4.88%, 01/14/21 (Call 10/14/20)	250	267,015
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	740	741,680
TJX Companies Inc. (The)
2.75%, 06/15/21 (Call 04/15/21)[a]	809	823,805
Wal-Mart Stores Inc.
4.25%, 04/15/21[a]	983	1,053,520
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)[a]	1,365	1,402,169

		15,193,909
SEMICONDUCTORS — 1.61%
Analog Devices Inc.
2.50%, 12/05/21 (Call 11/05/21)	840	840,479
Applied Materials Inc.
4.30%, 06/15/21	597	640,868
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21[c]	75	74,653

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	$570	$562,978
3.30%, 10/01/21	1,882	1,964,544
KLA-Tencor Corp.
4.13%, 11/01/21 (Call 09/01/21)	516	543,410
Lam Research Corp.
2.80%, 06/15/21 (Call 05/15/21)	915	927,288
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	1,270	1,265,212
Texas Instruments Inc.
2.75%, 03/12/21 (Call 02/12/21)	515	525,594
Xilinx Inc.
3.00%, 03/15/21	400	407,184

		7,752,210
SOFTWARE — 2.34%
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)	660	655,915
Electronic Arts Inc.
3.70%, 03/01/21 (Call 02/01/21)	465	482,912
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	672	666,792
Fiserv Inc.
4.75%, 06/15/21	100	107,391
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	2,688	2,634,105
4.00%, 02/08/21	660	701,375
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	4,016	3,974,876
2.80%, 07/08/21	1,987	2,032,582

		11,255,948
TELECOMMUNICATIONS — 5.07%
AT&T Inc.
2.80%, 02/17/21 (Call 01/17/21)[a]	1,675	1,701,314
3.88%, 08/15/21[a]	2,528	2,660,948
4.45%, 05/15/21	1,057	1,131,656
4.60%, 02/15/21 (Call 11/15/20)	695	737,972
5.00%, 03/01/21	1,206	1,307,654
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	2,225	2,196,742
2.20%, 02/28/21	2,682	2,688,705
2.90%, 03/04/21	516	529,163

Security	Principal (000s)	Value
Juniper Networks Inc.
4.60%, 03/15/21	$125	$132,731
Motorola Solutions Inc.
3.50%, 09/01/21	500	512,555
Orange SA
4.13%, 09/14/21[a]	948	1,012,388
Qwest Corp.
6.75%, 12/01/21[a]	876	969,513
Telefonica Emisiones SAU
5.46%, 02/16/21	1,362	1,487,876
Verizon Communications Inc.
1.75%, 08/15/21	845	826,326
3.00%, 11/01/21 (Call 09/01/21)	1,707	1,740,952
3.45%, 03/15/21	820	850,766
3.50%, 11/01/21	2,080	2,161,744
4.60%, 04/01/21	1,267	1,362,735
Vodafone Group PLC
4.38%, 03/16/21	380	405,122

		24,416,862
TOYS, GAMES & HOBBIES — 0.16%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	285	288,856
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)[a]	515	475,139

		763,995
TRANSPORTATION — 1.00%
Burlington Northern Santa Fe LLC
3.45%, 09/15/21 (Call 06/15/21)[a]	585	609,552
4.10%, 06/01/21 (Call 03/01/21)	100	105,883
Canadian National Railway Co.
2.85%, 12/15/21 (Call 09/15/21)	350	356,226
CSX Corp.
4.25%, 06/01/21 (Call 03/01/21)	525	555,728
Norfolk Southern Corp.
3.25%, 12/01/21 (Call 09/01/21)	334	344,117
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	530	525,400
3.45%, 11/15/21 (Call 10/15/21)[a]	125	129,190
Union Pacific Corp.
4.00%, 02/01/21 (Call 11/01/20)	766	807,778
United Parcel Service Inc.
3.13%, 01/15/21	1,358	1,404,362

		4,838,236

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.06%
GATX Corp.
4.85%, 06/01/21[a]	$275	$296,453

		296,453

TOTAL CORPORATE BONDS & NOTES
(Cost: $471,179,358)		473,135,148

SHORT-TERM INVESTMENTS — 5.09%

MONEY MARKET FUNDS — 5.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,e,f]	20,634	20,638,540
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,e]	3,887	3,886,886

		24,525,426

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,523,082)		24,525,426

Value
TOTAL INVESTMENTS IN SECURITIES — 103.33%
(Cost: $495,702,440)[g]	$497,660,574
Other Assets, Less Liabilities — (3.33)%	(16,053,346)

NET ASSETS — 100.00%	$481,607,228

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $495,738,157. Net unrealized appreciation was $1,922,417, of which $2,600,845 represented gross unrealized appreciation on investments and $678,428 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	16,267	4,367	[b]	—	20,634	$20,638,540	$602	$805	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	329	3,558	[b]	—	3,887	3,886,886	66	—		19,228
PNC Bank N.A.
2.15%, 04/29/21	$500	$750		$—	$1,250	1,244,213	—	(5,741)		19,552
2.55%, 12/09/21	—	510		—	510	513,713	—	229		7,317

						$26,283,352	$668	$(4,707)		$46,097

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$473,135,148	$—	$473,135,148
Money market funds	24,525,426	—	—	24,525,426

Total	$24,525,426	$473,135,148	$—	$497,660,574

See notes to financial statements.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.88%

ADVERTISING — 0.36%
Omnicom Group Inc.
3.63%, 05/01/22[a]	$908	$947,053
WPP Finance 2010
3.63%, 09/07/22	294	304,790

		1,251,843
AEROSPACE & DEFENSE — 1.70%
Boeing Co. (The)
2.20%, 10/30/22 (Call 08/30/22)	150	149,173
Embraer SA
5.15%, 06/15/22[a]	350	377,083
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	848	844,778
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)	250	250,310
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	813	816,927
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)[a]	980	989,849
United Technologies Corp.
2.30%, 05/04/22 (Call 04/04/22)[a]	375	372,341
3.10%, 06/01/22[a]	2,141	2,197,501

		5,997,962
AGRICULTURE — 1.59%
Altria Group Inc.
2.85%, 08/09/22	1,877	1,902,208
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)[b]	1,385	1,386,399
Philip Morris International Inc.
2.38%, 08/17/22 (Call 07/17/22)	620	613,992
2.50%, 08/22/22	717	716,304
2.63%, 02/18/22 (Call 01/18/22)[a]	300	302,448
Reynolds American Inc.
4.00%, 06/12/22	634	667,932

		5,589,283
AIRLINES — 0.29%
Continental Airlines Inc. Pass Through Trust Series 2007-1, Class A
5.98%, 10/19/23	180	198,017

Security	Principal (000s)	Value
Delta Air Lines Inc.
3.63%, 03/15/22 (Call 02/15/22)	$800	$820,976

		1,018,993
AUTO MANUFACTURERS — 2.32%
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (Call 07/03/22)	275	275,908
3.22%, 01/09/22	745	755,683
3.34%, 03/28/22 (Call 02/28/22)	745	760,071
4.25%, 09/20/22	600	634,902
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)	415	419,395
3.45%, 01/14/22 (Call 12/14/21)[a]	520	533,073
3.45%, 04/10/22 (Call 02/10/22)	2,099	2,146,353
PACCAR Financial Corp.
2.30%, 08/10/22	260	258,476
Toyota Motor Credit Corp.
2.15%, 09/08/22[a]	350	345,874
2.60%, 01/11/22	399	404,203
2.80%, 07/13/22	285	290,136
3.30%, 01/12/22	1,270	1,321,689

		8,145,763
BANKS — 22.50%
Banco Santander SA
3.50%, 04/11/22	900	921,051
Bank of America Corp.
2.50%, 10/21/22 (Call 10/21/21)	1,816	1,795,388
5.70%, 01/24/22	1,875	2,103,787
Bank of Montreal
2.35%, 09/11/22	475	470,540
2.55%, 11/06/22 (Call 10/06/22)	1,081	1,080,535
Bank of New York Mellon Corp. (The)
2.60%, 02/07/22 (Call 01/07/22)	725	730,024
Bank of Nova Scotia (The)
2.45%, 09/19/22	725	721,121
2.70%, 03/07/22	1,207	1,217,030
BB&T Corp.
2.75%, 04/01/22 (Call 03/01/22)	1,015	1,028,439
3.95%, 03/22/22 (Call 02/22/22)	145	153,066
Branch Banking & Trust Co.
2.63%, 01/15/22 (Call 12/15/21)	500	505,480
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	650	649,844

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)[a]	$745	$755,586
Capital One N.A./Mclean VA
2.65%, 08/08/22 (Call 07/08/22)	545	542,193
Citigroup Inc.
2.70%, 10/27/22 (Call 09/27/22)	100	99,490
2.75%, 04/25/22 (Call 03/25/22)	1,415	1,417,858
4.05%, 07/30/22	1,125	1,179,079
4.50%, 01/14/22	2,289	2,452,572
Citizens Bank N.A./Providence RI
2.65%, 05/26/22 (Call 04/26/22)	250	249,410
Compass Bank
2.88%, 06/29/22 (Call 05/29/22)	500	496,660
Cooperatieve Rabobank UA
3.88%, 02/08/22	2,628	2,784,313
3.95%, 11/09/22	1,575	1,659,924
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	1,565	1,627,725
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	670	668,057
3.50%, 03/15/22 (Call 02/15/22)	446	461,597
First Republic Bank/CA
2.50%, 06/06/22 (Call 05/06/22)	250	248,133
Goldman Sachs Group Inc. (The)
3.00%, 04/26/22 (Call 04/26/21)	2,427	2,449,450
5.75%, 01/24/22	3,438	3,848,222
HSBC Holdings PLC
2.65%, 01/05/22	1,650	1,652,409
4.00%, 03/30/22	2,251	2,378,024
4.88%, 01/14/22	469	511,074
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	1,562	1,543,084
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	250	248,328
ING Groep NV
3.15%, 03/29/22	995	1,014,950
JPMorgan Chase & Co.
3.25%, 09/23/22	2,812	2,889,611
4.50%, 01/24/22	2,344	2,529,270
KeyBank N.A./Cleveland OH
2.30%, 09/14/22	600	594,024
2.40%, 06/09/22	250	248,623
3.18%, 10/15/27	500	509,405

Security	Principal (000s)	Value
Lloyds Banking Group PLC
3.00%, 01/11/22	$1,130	$1,144,001
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (Call 04/18/22)	250	250,500
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22	1,350	1,347,502
3.00%, 02/22/22	750	760,897
Mizuho Financial Group Inc.
2.60%, 09/11/22[a]	750	743,220
2.95%, 02/28/22	1,050	1,059,723
Morgan Stanley
2.75%, 05/19/22	2,145	2,149,783
4.88%, 11/01/22	2,251	2,438,531
MUFG Americas Holdings Corp.
3.50%, 06/18/22	150	154,494
National Australia Bank Ltd./New York
2.50%, 05/22/22	920	918,970
2.80%, 01/10/22	500	506,720
Northern Trust Corp.
2.38%, 08/02/22[a]	361	361,892
PNC Bank N.A.
2.63%, 02/17/22 (Call 01/18/22)[c]	1,075	1,083,084
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[c,d]	546	553,142
3.30%, 03/08/22 (Call 02/06/22)[c]	1,460	1,511,699
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)[a]	900	902,889
Royal Bank of Canada
2.75%, 02/01/22	635	645,097
Santander Holdings USA Inc.
3.70%, 03/28/22 (Call 02/28/22)[b]	795	813,070
Skandinaviska Enskilda Banken AB
2.80%, 03/11/22[a]	250	253,530
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	1,050	1,072,743
Sumitomo Mitsui Financial Group Inc.
2.78%, 07/12/22	1,250	1,252,950
2.78%, 10/18/22	250	250,248
2.85%, 01/11/22	250	251,785
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	665	661,735

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	$1,156	$1,162,959
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)	500	499,780
Synovus Financial Corp.
3.13%, 11/01/22 (Call 10/01/22)	100	99,916
U.S. Bancorp.
2.63%, 01/24/22 (Call 12/23/21)[a]	790	799,883
2.95%, 07/15/22 (Call 06/15/22)[a]	1,882	1,926,735
3.00%, 03/15/22 (Call 02/15/22)	312	320,823
Wells Fargo & Co.
2.63%, 07/22/22	2,380	2,375,383
3.50%, 03/08/22	2,673	2,776,873
Westpac Banking Corp.
2.50%, 06/28/22	890	890,400
2.80%, 01/11/22	755	766,461

		79,142,794
BEVERAGES — 2.82%
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[a]	2,535	2,539,335
3.75%, 01/15/22[a]	1,875	1,977,637
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	275	281,487
Coca-Cola Co. (The)
2.20%, 05/25/22[a]	325	324,759
Constellation Brands Inc.
2.70%, 05/09/22 (Call 04/09/22)	250	250,808
6.00%, 05/01/22	649	738,127
Diageo Investment Corp.
2.88%, 05/11/22	1,121	1,147,904
Molson Coors Brewing Co.
3.50%, 05/01/22	427	442,291
PepsiCo Inc.
2.25%, 05/02/22 (Call 04/02/22)	600	598,926
2.75%, 03/05/22	929	948,379
3.10%, 07/17/22 (Call 05/17/22)	639	661,014

		9,910,667
BIOTECHNOLOGY — 1.88%
Amgen Inc.
2.65%, 05/11/22 (Call 04/11/22)	820	821,845
2.70%, 05/01/22 (Call 03/01/22)	507	509,631
3.63%, 05/15/22 (Call 02/15/22)	490	511,197

Security	Principal (000s)	Value
Baxalta Inc.
3.60%, 06/23/22 (Call 04/23/22)	$420	$434,902
Biogen Inc.
3.63%, 09/15/22	841	880,426
Celgene Corp.
3.25%, 08/15/22	774	790,332
3.55%, 08/15/22	1,026	1,063,449
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)[a]	430	423,378
3.25%, 09/01/22 (Call 07/01/22)	1,150	1,190,043

		6,625,203
BUILDING MATERIALS — 0.23%
Masco Corp.
5.95%, 03/15/22	392	439,549
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	338	358,010

		797,559
CHEMICALS — 1.63%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	475	484,334
Cabot Corp.
3.70%, 07/15/22	450	467,060
Celanese U.S. Holdings LLC
4.63%, 11/15/22	354	380,854
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	1,235	1,257,539
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	671	697,605
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	373	370,997
2.45%, 02/15/22 (Call 11/15/21)	100	100,783
RPM International Inc.
3.45%, 11/15/22 (Call 08/15/22)	140	145,173
Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)	1,265	1,271,616
Syngenta Finance NV
3.13%, 03/28/22[a]	583	569,993

		5,745,954
COMMERCIAL SERVICES — 0.56%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)	520	565,188
Ecolab Inc.
2.38%, 08/10/22 (Call 07/10/22)	300	298,704

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)[a]	$144	$143,094
Moody’s Corp.
4.50%, 09/01/22 (Call 06/01/22)	369	396,686
Verisk Analytics Inc.
4.13%, 09/12/22	175	184,501
Western Union Co. (The)
3.60%, 03/15/22 (Call 02/15/22)[a]	380	386,863

		1,975,036
COMPUTERS — 2.75%
Apple Inc.
2.10%, 09/12/22 (Call 08/12/22)[a]	530	524,356
2.15%, 02/09/22	1,931	1,923,430
2.50%, 02/09/22 (Call 01/09/22)	960	970,032
2.70%, 05/13/22	1,169	1,188,253
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)	1,325	1,411,271
HP Inc.
4.05%, 09/15/22[a]	478	505,423
IBM Credit LLC
2.20%, 09/08/22	400	395,856
International Business Machines Corp.
1.88%, 08/01/22	1,625	1,587,414
2.50%, 01/27/22[a]	200	201,656
2.88%, 11/09/22	400	407,876
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)[b]	550	559,141

		9,674,708
COSMETICS & PERSONAL CARE — 0.76%
Colgate-Palmolive Co.
2.25%, 11/15/22	100	99,708
2.30%, 05/03/22	550	551,441
Procter & Gamble Co. (The)
2.15%, 08/11/22	830	826,971
2.30%, 02/06/22	687	689,528
Unilever Capital Corp.
2.20%, 05/05/22 (Call 04/05/22)	500	498,165

		2,665,813
DIVERSIFIED FINANCIAL SERVICES — 4.43%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)[a]	1,500	1,564,665
4.63%, 07/01/22	500	536,830

Security	Principal (000s)	Value
Air Lease Corp.
2.63%, 07/01/22 (Call 06/01/22)	$450	$448,555
3.75%, 02/01/22 (Call 12/01/21)	288	300,784
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	1,585	1,576,520
2.65%, 12/02/22	1,443	1,447,358
American Express Credit Corp.
2.70%, 03/03/22 (Call 01/31/22)[a]	920	929,274
CME Group Inc.
3.00%, 09/15/22	633	649,566
Discover Financial Services
3.85%, 11/21/22	679	703,498
5.20%, 04/27/22	100	108,887
E*TRADE Financial Corp.
2.95%, 08/24/22 (Call 07/24/22)	230	230,117
Franklin Resources Inc.
2.80%, 09/15/22	280	283,220
Genpact Luxembourg Sarl
3.70%, 04/01/22 (Call 03/01/22)[b]	347	347,989
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	565	562,706
International Lease Finance Corp.
5.88%, 08/15/22	542	611,414
8.63%, 01/15/22	260	317,803
Invesco Finance PLC
3.13%, 11/30/22	249	254,304
National Rural Utilities Cooperative Finance Corp.
2.30%, 09/15/22 (Call 08/15/22)	350	346,700
2.40%, 04/25/22 (Call 03/25/22)	445	445,797
3.05%, 02/15/22 (Call 11/15/21)[a]	390	400,300
ORIX Corp.
2.90%, 07/18/22	465	466,204
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	725	739,188
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)	275	272,825
2.80%, 12/14/22 (Call 10/14/22)	2,007	2,045,494

		15,589,998
ELECTRIC — 4.03%
AEP Texas Inc.
2.40%, 10/01/22 (Call 09/01/22)[a,b]	640	635,616
Alabama Power Co. Series 17A
2.45%, 03/30/22 (Call 02/28/22)	440	439,340

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	$175	$176,997
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	419	427,103
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)[a]	510	508,388
CMS Energy Corp.
5.05%, 03/15/22 (Call 12/15/21)	300	329,466
Dominion Energy Inc.
2.75%, 01/15/22 (Call 12/15/21)	125	125,891
Series B
2.75%, 09/15/22 (Call 06/15/22)	500	501,485
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)	320	327,872
Duke Energy Corp.
2.40%, 08/15/22 (Call 07/15/22)	350	347,025
3.05%, 08/15/22 (Call 05/15/22)	563	574,311
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	230	233,790
Edison International
2.40%, 09/15/22 (Call 08/15/22)	645	638,911
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	714	755,455
Eversource Energy
Series K
2.75%, 03/15/22 (Call 02/15/22)	200	201,654
Exelon Corp.
3.50%, 06/01/22 (Call 05/01/22)	1,465	1,508,042
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[a]	345	367,139
FirstEnergy Corp. Series A
2.85%, 07/15/22 (Call 05/15/22)	395	394,712
Georgia Power Co.
2.85%, 05/15/22	300	303,906
Northern States Power Co./MN
2.15%, 08/15/22 (Call 02/15/22)	390	386,704
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	100	99,283
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	390	414,777
7.00%, 09/01/22	500	597,705
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	570	565,315

Security	Principal (000s)	Value
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)	$300	$307,527
PECO Energy Co.
2.38%, 09/15/22 (Call 06/15/22)	175	174,779
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	175	181,198
4.20%, 06/15/22 (Call 03/15/22)	512	545,449
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	630	641,617
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	150	148,817
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	150	167,522
Southern California Edison Co. Series B
2.40%, 02/01/22 (Call 12/01/21)[a]	225	225,027
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	607	620,251
Virginia Electric & Power Co.
2.95%, 01/15/22 (Call 10/15/21)	250	255,720
Xcel Energy Inc.
2.60%, 03/15/22 (Call 02/15/22)	45	45,208

		14,174,002
ELECTRONICS — 0.92%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	295	300,573
Amphenol Corp.
4.00%, 02/01/22 (Call 11/01/21)	237	248,729
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	200	204,226
Avnet Inc.
4.88%, 12/01/22	445	472,007
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	250	252,472
Jabil Inc.
4.70%, 09/15/22	153	162,390
Koninklijke Philips NV
3.75%, 03/15/22	925	973,720
Tech Data Corp.
3.70%, 02/15/22 (Call 01/15/22)[a]	515	519,218
Tyco Electronics Group SA
3.50%, 02/03/22 (Call 11/03/21)[a]	111	115,078

		3,248,413

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
ENGINEERING & CONSTRUCTION — 0.28%
ABB Finance USA Inc.
2.88%, 05/08/22	$976	$994,720

		994,720
ENVIRONMENTAL CONTROL — 0.36%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	698	725,473
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	518	525,470

		1,250,943
FOOD — 1.73%
Campbell Soup Co.
2.50%, 08/02/22	100	99,912
Flowers Foods Inc.
4.38%, 04/01/22 (Call 01/01/22)[a]	200	216,656
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	350	349,566
JM Smucker Co. (The)
3.00%, 03/15/22	310	314,889
Kellogg Co.
3.13%, 05/17/22[a]	250	256,223
Kraft Heinz Foods Co.
3.50%, 06/06/22[a]	1,496	1,545,981
3.50%, 07/15/22 (Call 05/15/22)	926	956,984
Kroger Co. (The)
2.80%, 08/01/22 (Call 07/01/22)[a]	160	160,438
3.40%, 04/15/22 (Call 01/15/22)	370	380,349
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)[a]	340	341,336
Sysco Corp.
2.60%, 06/12/22	170	170,454
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	577	624,187
WhiteWave Foods Co. (The)
5.38%, 10/01/22	585	661,553

		6,078,528
FOREST PRODUCTS & PAPER — 0.34%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	250	265,535
Domtar Corp.
4.40%, 04/01/22 (Call 01/01/22)	300	314,865

Security	Principal (000s)	Value
International Paper Co.
4.75%, 02/15/22 (Call 11/15/21)	$552	$599,748

		1,180,148
GAS — 0.10%
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	362	364,766

		364,766
HAND & MACHINE TOOLS — 0.20%
Kennametal Inc.
3.88%, 02/15/22 (Call 11/15/21)[a]	75	75,904
Stanley Black & Decker Inc.
2.90%, 11/01/22	638	645,924

		721,828
HEALTH CARE – PRODUCTS — 2.12%
Abbott Laboratories
2.55%, 03/15/22	676	674,229
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	1,650	1,653,135
Boston Scientific Corp.
3.38%, 05/15/22	432	443,936
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	361	371,368
Medtronic Inc.
3.13%, 03/15/22 (Call 12/15/21)	588	605,558
3.15%, 03/15/22	2,202	2,269,954
Thermo Fisher Scientific Inc.
3.30%, 02/15/22	502	518,194
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	912	924,430

		7,460,804
HEALTH CARE – SERVICES — 1.76%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	1,101	1,098,379
Anthem Inc.
3.13%, 05/15/22	719	733,186
Catholic Health Initiatives
2.95%, 11/01/22	415	413,639
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	583	614,680
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	350	356,097

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Laboratory Corp. of America Holdings
3.20%, 02/01/22	$462	$472,728
3.75%, 08/23/22 (Call 05/23/22)	181	188,488
UnitedHealth Group Inc.
2.88%, 03/15/22 (Call 12/15/21)	512	522,153
3.35%, 07/15/22	1,724	1,790,236

		6,189,586
HOLDING COMPANIES – DIVERSIFIED — 0.14%
Ares Capital Corp.
3.63%, 01/19/22 (Call 12/19/21)	482	486,796

		486,796
HOME BUILDERS — 0.10%
DR Horton Inc.
4.38%, 09/15/22 (Call 06/15/22)	150	159,742
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)[a]	175	183,638

		343,380
HOME FURNISHINGS — 0.03%
Whirlpool Corp.
4.70%, 06/01/22	100	108,185

		108,185
HOUSEHOLD PRODUCTS & WARES — 0.27%
Church & Dwight Co. Inc.
2.45%, 08/01/22 (Call 07/01/22)	275	273,204
2.88%, 10/01/22	50	50,486
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)[a]	475	486,086
Kimberly-Clark Corp.
2.40%, 03/01/22	125	125,319

		935,095
INSURANCE — 2.39%
Alleghany Corp.
4.95%, 06/27/22	344	375,386
American International Group Inc.
4.88%, 06/01/22	1,613	1,766,719
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	949	978,761
Berkshire Hathaway Inc.
3.40%, 01/31/22[a]	445	466,271
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	845	859,754
Enstar Group Ltd.
4.50%, 03/10/22 (Call 02/10/22)	50	51,417

Security	Principal (000s)	Value
Fidelity National Financial Inc.
5.50%, 09/01/22	$150	$165,456
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	777	858,111
Lincoln National Corp.
4.20%, 03/15/22[a]	550	584,617
Markel Corp.
4.90%, 07/01/22	100	108,739
Marsh & McLennan Companies Inc.
2.75%, 01/30/22 (Call 12/30/21)	830	836,159
MetLife Inc.
3.05%, 12/15/22	377	385,667
Montpelier Re Holdings Ltd.
4.70%, 10/15/22	250	266,035
Primerica Inc.
4.75%, 07/15/22	145	156,797
Principal Financial Group Inc.
3.30%, 09/15/22	200	204,868
WR Berkley Corp.
4.63%, 03/15/22	325	348,920

		8,413,677
INTERNET — 1.06%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	1,431	1,439,286
Baidu Inc.
2.88%, 07/06/22	500	501,525
3.50%, 11/28/22	400	411,152
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)[a]	858	858,189
3.80%, 03/09/22 (Call 02/09/22)	512	535,613

		3,745,765
IRON & STEEL — 0.69%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	575	612,340
Vale Overseas Ltd.
4.38%, 01/11/22	1,730	1,807,902

		2,420,242
LEISURE TIME — 0.18%
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[a]	569	629,251

		629,251

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
LODGING — 0.40%
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	$809	$799,680
3.25%, 09/15/22 (Call 06/15/22)	100	101,719
Wyndham Worldwide Corp.
4.25%, 03/01/22 (Call 12/01/21)	496	507,468

		1,408,867
MACHINERY — 1.18%
Caterpillar Financial Services Corp.
2.40%, 06/06/22	150	150,291
2.85%, 06/01/22	422	430,478
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)[a]	715	721,750
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	813	820,975
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)	628	637,175
John Deere Capital Corp.
2.15%, 09/08/22	315	310,971
2.65%, 01/06/22[a]	585	592,219
2.75%, 03/15/22	320	325,197
Roper Technologies Inc.
3.13%, 11/15/22 (Call 08/15/22)[a]	174	176,977

		4,166,033
MANUFACTURING — 1.69%
3M Co.
2.00%, 06/26/22	639	632,687
Eaton Corp.
2.75%, 11/02/22	1,650	1,660,725
General Electric Co.
2.70%, 10/09/22	2,682	2,720,272
3.15%, 09/07/22	703	727,893
Parker-Hannifin Corp.
3.50%, 09/15/22	195	202,658

		5,944,235
MEDIA — 2.93%
21st Century Fox America Inc.
3.00%, 09/15/22	932	948,860
CBS Corp.
3.38%, 03/01/22 (Call 12/01/21)	783	804,767
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (Call 05/23/22)	2,588	2,732,928

Security	Principal (000s)	Value
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	$579	$768,229
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)[a]	1,007	981,019
3.13%, 07/15/22	940	974,658
Discovery Communications LLC
3.30%, 05/15/22	377	383,300
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	489	494,966
Scripps Networks Interactive Inc.
3.50%, 06/15/22 (Call 04/15/22)	25	25,534
Time Warner Inc.
3.40%, 06/15/22[a]	215	221,065
4.00%, 01/15/22	496	521,509
Viacom Inc.
3.13%, 06/15/22 (Call 03/15/22)	395	390,331
Walt Disney Co. (The)
2.35%, 12/01/22	828	826,799
2.45%, 03/04/22	230	231,916

		10,305,881
MINING — 0.83%
Barrick Gold Corp.
3.85%, 04/01/22	309	327,463
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	928	949,112
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	1,099	1,136,663
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	348	353,606
Southern Copper Corp.
3.50%, 11/08/22	150	154,671

		2,921,515
OFFICE & BUSINESS EQUIPMENT — 0.04%
Pitney Bowes Inc.
3.88%, 05/15/22 (Call 04/15/22)	145	140,750

		140,750
OIL & GAS — 4.77%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	1,050	1,066,390
BP Capital Markets PLC
2.50%, 11/06/22[a]	1,003	1,000,071
3.06%, 03/17/22	792	812,719
3.25%, 05/06/22	1,546	1,600,064

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	$450	$445,320
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	1,393	1,390,367
2.41%, 03/03/22 (Call 01/03/22)	842	847,911
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	783	777,120
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	1,006	1,020,869
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)	425	423,644
Exxon Mobil Corp.
2.40%, 03/06/22 (Call 01/06/22)	1,065	1,073,413
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	314	328,278
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	732	718,692
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	530	536,084
3.13%, 02/15/22 (Call 11/15/21)	706	727,660
Phillips 66
4.30%, 04/01/22	1,555	1,666,400
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	597	627,698
Shell International Finance BV
2.38%, 08/21/22	761	762,142
Total Capital International SA
2.88%, 02/17/22	938	958,908

		16,783,750
OIL & GAS SERVICES — 0.36%
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	892	881,893
TechnipFMC PLC
3.45%, 10/01/22 (Call 07/01/22)[b]	372	372,629

		1,254,522
PACKAGING & CONTAINERS — 0.13%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	225	234,358
WestRock RKT Co.
4.90%, 03/01/22	200	217,336

		451,694

Security	Principal (000s)	Value
PHARMACEUTICALS — 4.78%
AbbVie Inc.
2.90%, 11/06/22	$2,543	$2,571,151
3.20%, 11/06/22 (Call 09/06/22)	947	971,423
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	1,156	1,174,103
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	2,831	2,909,390
AstraZeneca PLC
2.38%, 06/12/22 (Call 05/12/22)[a]	575	570,251
Bristol-Myers Squibb Co.
2.00%, 08/01/22	733	724,197
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	830	822,978
Eli Lilly & Co.
2.35%, 05/15/22	225	225,884
Express Scripts Holding Co.
3.90%, 02/15/22	891	932,476
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	1,808	1,846,727
Johnson & Johnson
2.25%, 03/03/22 (Call 02/03/22)	360	362,027
McKesson Corp.
2.70%, 12/15/22 (Call 09/15/22)	140	140,245
Merck & Co. Inc.
2.35%, 02/10/22	1,058	1,064,782
2.40%, 09/15/22 (Call 06/15/22)	696	699,591
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	625	628,400
2.40%, 09/21/22[a]	1,161	1,165,006

		16,808,631
PIPELINES — 2.79%
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	50	60,910
Enbridge Inc.
2.90%, 07/15/22 (Call 06/15/22)	145	145,763
Energy Transfer LP
5.20%, 02/01/22 (Call 11/01/21)	721	782,782
Energy Transfer LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	258	278,374
5.88%, 03/01/22 (Call 12/01/21)	1,295	1,433,474

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Enterprise Products Operating LLC
4.05%, 02/15/22	$382	$403,705
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (Call 06/01/22)	1,092	1,140,954
4.15%, 03/01/22	50	52,586
ONEOK Inc.
4.25%, 02/01/22 (Call 11/01/21)[a]	100	104,334
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	1,097	1,115,309
Plains All American Pipeline LP/PAA Finance Corp.
3.65%, 06/01/22 (Call 03/01/22)	319	322,177
Sabine Pass Liquefaction LLC
6.25%, 03/15/22 (Call 12/15/21)	750	844,208
Sunoco Logistics Partners Operations LP
4.65%, 02/15/22	175	186,396
TransCanada PipeLines Ltd.
2.50%, 08/01/22	737	737,450
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	347	357,268
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	683	697,828
3.60%, 03/15/22 (Call 01/15/22)	1,118	1,153,977

		9,817,495
REAL ESTATE INVESTMENT TRUSTS — 3.90%
Alexandria Real Estate Equities Inc.
4.60%, 04/01/22 (Call 01/01/22)[a]	398	424,849
American Tower Corp.
2.25%, 01/15/22	467	457,893
4.70%, 03/15/22	796	861,383
AvalonBay Communities Inc.
2.95%, 09/15/22 (Call 06/15/22)[a]	175	177,886
Brixmor Operating Partnership LP
3.88%, 08/15/22 (Call 06/15/22)	513	528,913
Camden Property Trust
2.95%, 12/15/22 (Call 09/15/22)	175	176,631
Crown Castle International Corp.
4.88%, 04/15/22	558	604,571
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	715	756,320
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/03/22)	400	415,400
3.95%, 07/01/22 (Call 05/01/22)	109	114,630

Security	Principal (000s)	Value
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	$225	$235,712
4.38%, 06/15/22 (Call 03/15/22)	280	299,258
EPR Properties
5.75%, 08/15/22 (Call 05/15/22)	395	435,527
Essex Portfolio LP
3.63%, 08/15/22 (Call 05/15/22)	200	206,850
Government Properties Income Trust
4.00%, 07/15/22 (Call 06/15/22)	250	253,433
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)	155	157,015
4.00%, 12/01/22 (Call 10/01/22)[a]	650	683,267
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (Call 06/01/22)	500	503,055
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	518	557,192
Host Hotels & Resorts LP
5.25%, 03/15/22 (Call 12/15/21)[a]	185	201,241
Kimco Realty Corp.
3.40%, 11/01/22 (Call 09/01/22)	592	608,469
Mack-Cali Realty LP
4.50%, 04/18/22 (Call 01/18/22)	25	25,822
National Retail Properties Inc.
3.80%, 10/15/22 (Call 07/15/22)	150	155,414
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	250	248,648
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)[a]	195	198,945
Regency Centers Corp.
3.75%, 11/15/22 (Call 08/15/22)	300	309,927
Select Income REIT
4.15%, 02/01/22 (Call 12/01/21)	250	254,655
Simon Property Group LP
2.35%, 01/30/22 (Call 10/30/21)	332	330,685
2.63%, 06/15/22 (Call 03/15/22)[a]	730	732,577
3.38%, 03/15/22 (Call 12/15/21)[a]	555	573,259
UDR Inc.
4.63%, 01/10/22 (Call 10/10/21)	170	180,501
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	545	553,867
4.25%, 03/01/22 (Call 12/01/21)	463	488,747

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Vornado Realty LP
5.00%, 01/15/22 (Call 10/15/21)[a]	$245	$264,595
Washington Real Estate Investment Trust
3.95%, 10/15/22 (Call 07/15/22)	165	170,455
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	100	101,687
Welltower Inc.
5.25%, 01/15/22 (Call 10/15/21)	441	483,945

		13,733,224
RETAIL — 3.08%
Advance Auto Parts Inc.
4.50%, 01/15/22 (Call 10/15/21)[a]	50	52,879
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	272	282,842
Costco Wholesale Corp.
2.25%, 02/15/22	500	499,735
2.30%, 05/18/22 (Call 04/18/22)[a]	390	390,215
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	1,049	1,044,017
3.50%, 07/20/22 (Call 05/20/22)	1,614	1,663,727
4.75%, 12/01/22 (Call 09/01/22)	125	136,208
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	1,359	1,381,709
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	570	587,499
Macy’s Retail Holdings Inc.
3.88%, 01/15/22 (Call 10/15/21)[a]	608	604,589
McDonald’s Corp.
2.63%, 01/15/22	1,176	1,187,878
O’Reilly Automotive Inc.
3.80%, 09/01/22 (Call 06/01/22)	50	52,517
QVC Inc.
5.13%, 07/02/22	495	531,392
Starbucks Corp.
2.70%, 06/15/22 (Call 04/15/22)	427	434,767
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)[a]	240	241,363
Target Corp.
2.90%, 01/15/22	747	764,487
Walgreen Co.
3.10%, 09/15/22	986	998,433

		10,854,257

Security	Principal (000s)	Value
SAVINGS & LOANS — 0.07%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	$232	$238,740

		238,740
SEMICONDUCTORS — 2.17%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (Call 12/15/21)[b]	3,015	3,054,527
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)[a]	435	437,114
2.70%, 12/15/22	1,395	1,419,678
3.10%, 07/29/22	777	805,780
QUALCOMM Inc.
3.00%, 05/20/22	1,554	1,584,676
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)[a]	355	348,734

		7,650,509
SOFTWARE — 3.16%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)	175	180,761
CA Inc.
3.60%, 08/15/22 (Call 07/15/22)[a]	420	430,269
Fidelity National Information Services Inc.
4.50%, 10/15/22 (Call 08/15/22)	700	757,071
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	431	444,891
Microsoft Corp.
2.13%, 11/15/22[a]	333	329,344
2.38%, 02/12/22 (Call 01/12/22)	753	758,444
2.40%, 02/06/22 (Call 01/06/22)	1,220	1,229,760
2.65%, 11/03/22 (Call 09/03/22)	1,677	1,701,484
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	2,167	2,185,441
2.50%, 10/15/22	2,028	2,036,741
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)	1,065	1,068,440

		11,122,646
TELECOMMUNICATIONS — 4.40%
America Movil SAB de CV
3.13%, 07/16/22	1,000	1,021,640

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	$1,031	$1,019,865
3.00%, 02/15/22	1,372	1,383,991
3.00%, 06/30/22 (Call 04/30/22)	2,391	2,424,761
3.20%, 03/01/22 (Call 02/01/22)	980	996,788
3.80%, 03/15/22	1,266	1,334,541
Cisco Systems Inc.
3.00%, 06/15/22	383	394,624
Motorola Solutions Inc.
3.75%, 05/15/22[a]	797	820,177
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)[a]	1,234	1,224,177
2.95%, 03/15/22	2,773	2,813,735
3.13%, 03/16/22	1,265	1,293,286
Vodafone Group PLC
2.50%, 09/26/22	746	743,553

		15,471,138
TEXTILES — 0.18%
Cintas Corp. No. 2
2.90%, 04/01/22 (Call 03/01/22)	635	646,894

		646,894
TRANSPORTATION — 1.50%
Burlington Northern Santa Fe LLC
3.05%, 03/15/22 (Call 12/15/21)	601	618,856
3.05%, 09/01/22 (Call 06/01/22)[a]	610	628,818
FedEx Corp.
2.63%, 08/01/22	609	616,010
JB Hunt Transport Services Inc.
3.30%, 08/15/22 (Call 06/15/22)	50	51,229
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	821	839,128
Ryder System Inc.
2.50%, 09/01/22 (Call 08/01/22)	255	252,705
2.80%, 03/01/22 (Call 02/01/22)[a]	60	60,328
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)[a]	965	1,040,868
United Parcel Service Inc.
2.35%, 05/16/22 (Call 04/16/22)	390	391,583
2.45%, 10/01/22	758	763,344

		5,262,869

TOTAL CORPORATE BONDS & NOTES
(Cost: $344,837,839)		347,861,355

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 6.86%

MONEY MARKET FUNDS — 6.86%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,e,f]	22,740	$22,744,081
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,e]	1,395	1,395,353

		24,139,434

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,139,593)		24,139,434

TOTAL INVESTMENTS IN SECURITIES — 105.74%
(Cost: $368,977,432)[g]		372,000,789
Other Assets, Less Liabilities — (5.74)%		(20,194,076)

NET ASSETS — 100.00%		$351,806,713

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $368,993,109. Net unrealized appreciation was $3,007,680, of which $3,331,201 represented gross unrealized appreciation on investments and $323,521 represented gross unrealized depreciation on investments.

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM CORPORATE ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	9,075	13,665	[b]	—	22,740	$22,744,081	$240	$(1,016)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	1,549	—		(154)[b]	1,395	1,395,353	71	—	12,468
PNC Bank N.A.
2.63%, 02/17/22	$—	$1,075		$—	$1,075	1,083,084	—	9,303	16,920
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	546	—		—	546	553,142	—	(1,970)	13,775
3.30%, 03/08/22	535	925		—	1,460	1,511,699	—	(14,850)	21,346

						$27,287,359	$311	$(8,533)	$64,509

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$347,861,355	$—	$347,861,355
Money market funds	24,139,434	—	—	24,139,434

Total	$24,139,434	$347,861,355	$—	$372,000,789

See notes to financial statements.

SCHEDULES OF INVESTMENTS	95

Schedule of Investments

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.04%

ADVERTISING — 0.03%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	$55	$57,179

		57,179
AEROSPACE & DEFENSE — 1.26%
Boeing Co. (The)
1.88%, 06/15/23 (Call 04/15/23)	130	126,598
Embraer Overseas Ltd.
5.70%, 09/16/23[a]	150	164,593
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	584	565,008
Lockheed Martin Corp.
3.10%, 01/15/23 (Call 11/15/22)	631	647,602
Northrop Grumman Corp.
3.25%, 08/01/23	886	912,483
Rockwell Collins Inc.
3.70%, 12/15/23 (Call 09/15/23)	300	313,569

		2,729,853
AGRICULTURE — 1.00%
Altria Group Inc.
2.95%, 05/02/23	300	304,737
Philip Morris International Inc.
2.13%, 05/10/23 (Call 03/10/23)	415	402,670
2.63%, 03/06/23	372	371,464
3.60%, 11/15/23	593	620,652
Reynolds American Inc.
4.85%, 09/15/23	425	467,122

		2,166,645
AIRLINES — 0.23%
American Airlines Pass Through Trust Series 2013-2, Class A
4.95%, 07/15/24	474	506,433

		506,433
APPAREL — 0.19%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	405	406,438

		406,438
AUTO MANUFACTURERS — 2.26%
Ford Motor Credit Co. LLC
3.10%, 05/04/23	700	698,817

Security	Principal (000s)	Value
4.38%, 08/06/23	$600	$635,358
General Motors Co.
4.88%, 10/02/23	1,151	1,254,797
General Motors Financial Co. Inc.
3.70%, 05/09/23 (Call 03/09/23)	855	876,786
4.25%, 05/15/23	574	604,330
Toyota Motor Credit Corp.
2.25%, 10/18/23	690	680,126
2.63%, 01/10/23[b]	148	149,265

		4,899,479
BANKS — 17.66%
Bank of America Corp.
3.30%, 01/11/23	3,204	3,282,178
4.10%, 07/24/23	1,490	1,583,021
Bank of New York Mellon Corp. (The)
2.20%, 08/16/23 (Call 06/16/23)	1,137	1,108,359
Barclays PLC
3.68%, 01/10/23 (Call 01/10/22)	895	913,580
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	710	729,589
Capital One Financial Corp.
3.50%, 06/15/23	1,050	1,078,528
Citigroup Inc.
3.38%, 03/01/23	248	253,756
3.50%, 05/15/23	1,099	1,120,156
3.88%, 10/25/23	820	858,064
Cooperatieve Rabobank UA
4.63%, 12/01/23	1,025	1,111,787
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 06/09/23	1,025	1,062,597
Discover Bank
4.20%, 08/08/23[b]	940	999,258
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	1,890	1,955,205
HSBC Holdings PLC
3.60%, 05/25/23[b]	1,075	1,119,967
JPMorgan Chase & Co.
2.70%, 05/18/23 (Call 03/18/23)	1,565	1,560,790
2.97%, 01/15/23 (Call 01/15/22)	1,190	1,204,970
3.20%, 01/25/23	2,042	2,089,211
3.38%, 05/01/23	1,182	1,211,692

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Mitsubishi UFJ Financial Group Inc.
2.53%, 09/13/23[b]	$300	$294,831
Morgan Stanley
3.75%, 02/25/23	1,974	2,064,251
4.10%, 05/22/23	1,357	1,425,881
National Australia Bank Ltd./New York
3.00%, 01/20/23	325	329,482
PNC Bank N.A.
2.95%, 01/30/23 (Call 12/30/22)[c]	750	760,117
3.80%, 07/25/23 (Call 06/25/23)[c]	250	263,180
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	1,695	1,738,358
Santander UK Group Holdings PLC
3.57%, 01/10/23 (Call 01/10/22)	800	817,920
State Street Corp.
3.10%, 05/15/23	780	794,516
3.70%, 11/20/23	952	1,014,213
Sumitomo Mitsui Banking Corp.
3.95%, 07/19/23	250	264,353
SunTrust Bank/Atlanta GA
2.75%, 05/01/23 (Call 04/01/23)	200	198,988
Wells Fargo & Co.
3.07%, 01/24/23 (Call 01/24/22)	1,815	1,838,686
4.13%, 08/15/23	1,270	1,342,555
Series M
3.45%, 02/13/23	1,871	1,922,041

		38,312,080
BEVERAGES — 4.95%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	1,019	1,021,782
3.30%, 02/01/23 (Call 12/01/22)	3,978	4,104,779
Coca-Cola Co. (The)
2.50%, 04/01/23	694	699,240
3.20%, 11/01/23	1,064	1,110,241
Coca-Cola Femsa SAB de CV
3.88%, 11/26/23	500	526,110
Constellation Brands Inc.
4.25%, 05/01/23	810	865,477
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	956	966,745
Dr Pepper Snapple Group Inc.
3.13%, 12/15/23 (Call 10/15/23)	415	421,403

Security	Principal (000s)	Value
PepsiCo Inc.
2.75%, 03/01/23	$1,010	$1,027,554

		10,743,331
BIOTECHNOLOGY — 0.74%
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)[b]	660	641,494
Celgene Corp.
4.00%, 08/15/23	320	340,950
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)	625	621,738

		1,604,182
CHEMICALS — 1.38%
Agrium Inc.
3.50%, 06/01/23 (Call 03/01/23)	215	220,869
EI du Pont de Nemours & Co.
2.80%, 02/15/23	1,165	1,173,004
LYB International Finance BV
4.00%, 07/15/23	545	576,327
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[b]	810	846,134
Praxair Inc.
2.70%, 02/21/23 (Call 11/21/22)[b]	53	53,634
Westlake Chemical Corp.
4.88%, 05/15/23 (Call 05/15/18)	110	114,198

		2,984,166
COMMERCIAL SERVICES — 0.49%
Ecolab Inc.
3.25%, 01/14/23 (Call 11/14/22)	495	510,563
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)[a]	300	298,692
Total System Services Inc.
3.75%, 06/01/23 (Call 03/01/23)	250	257,452

		1,066,707
COMPUTERS — 4.27%
Apple Inc.
2.40%, 05/03/23	3,697	3,684,763
2.85%, 02/23/23 (Call 12/23/22)	1,306	1,333,099
Dell International LLC/EMC Corp.
5.45%, 06/15/23 (Call 04/15/23)[a,b]	2,410	2,645,698
International Business Machines Corp.
3.38%, 08/01/23	800	833,544

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Seagate HDD Cayman
4.75%, 06/01/23[b]	$743	$763,217

		9,260,321
COSMETICS & PERSONAL CARE — 0.58%
Colgate-Palmolive Co.
1.95%, 02/01/23	122	119,571
2.10%, 05/01/23	215	211,152
Procter & Gamble Co. (The)
3.10%, 08/15/23	890	924,505

		1,255,228
DIVERSIFIED FINANCIAL SERVICES — 1.56%
Air Lease Corp.
3.00%, 09/15/23 (Call 07/15/23)	830	836,175
Ameriprise Financial Inc.
4.00%, 10/15/23	600	641,202
Capital One Bank USA N.A.
3.38%, 02/15/23	640	650,925
Intercontinental Exchange Inc.
4.00%, 10/15/23	645	694,555
Jefferies Group LLC
5.13%, 01/20/23[b]	362	395,221
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/23 (Call 12/15/22)	175	176,365

		3,394,443
ELECTRIC — 3.95%
Alabama Power Co. Series 13-A
3.55%, 12/01/23	400	417,996
Baltimore Gas & Electric Co.
3.35%, 07/01/23 (Call 04/01/23)	275	284,696
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	725	763,715
Black Hills Corp.
4.25%, 11/30/23 (Call 08/30/23)	109	115,766
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	225	234,495
DTE Energy Co.
3.85%, 12/01/23 (Call 09/01/23)	575	602,744
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	420	421,033
Duke Energy Corp.
3.95%, 10/15/23 (Call 07/15/23)	425	450,793

Security	Principal (000s)	Value
Duke Energy Ohio Inc.
3.80%, 09/01/23 (Call 06/01/23)[b]	$260	$275,532
Edison International
2.95%, 03/15/23 (Call 01/15/23)	275	278,138
Entergy Louisiana LLC
4.05%, 09/01/23 (Call 06/01/23)	150	160,397
Eversource Energy
2.80%, 05/01/23 (Call 02/01/23)	380	381,452
FirstEnergy Corp. Series B
4.25%, 03/15/23 (Call 12/15/22)	677	715,738
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	245	248,217
Northern States Power Co./MN
2.60%, 05/15/23 (Call 11/15/22)	175	176,431
Pacific Gas & Electric Co.
3.25%, 06/15/23 (Call 03/15/23)	240	245,498
3.85%, 11/15/23 (Call 08/15/23)	125	131,428
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	544	560,434
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	211	210,006
San Diego Gas & Electric Co. Series NNN
3.60%, 09/01/23 (Call 06/01/23)	50	52,614
Southern California Edison Co. Series C
3.50%, 10/01/23 (Call 07/01/23)	302	316,303
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)	960	964,752
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	560	565,958

		8,574,136
ELECTRICAL COMPONENTS & EQUIPMENT — 0.20%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	423	423,761

		423,761
ELECTRONICS — 0.35%
Agilent Technologies Inc.
3.88%, 07/15/23 (Call 04/15/23)	272	283,348
Flex Ltd.
5.00%, 02/15/23[b]	440	477,985

		761,333

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.44%
Republic Services Inc.
4.75%, 05/15/23 (Call 02/15/23)	$290	$319,316
Waste Management Inc.
2.40%, 05/15/23 (Call 03/15/23)	645	635,480

		954,796
FOOD — 0.90%
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)[b]	625	636,150
Kellogg Co.
2.65%, 12/01/23	575	569,905
Kroger Co. (The)
3.85%, 08/01/23 (Call 05/01/23)	720	748,584

		1,954,639
GAS — 0.56%
Dominion Energy Gas Holdings LLC
3.55%, 11/01/23 (Call 08/01/23)	50	51,085
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	221	225,747
Sempra Energy
4.05%, 12/01/23 (Call 09/01/23)	591	625,774
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (Call 08/01/23)	315	306,133

		1,208,739
HEALTH CARE – PRODUCTS — 1.72%
Abbott Laboratories
3.25%, 04/15/23 (Call 01/15/23)	430	439,520
3.40%, 11/30/23 (Call 09/30/23)	1,310	1,343,064
Boston Scientific Corp.
4.13%, 10/01/23 (Call 07/01/23)	200	212,018
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	50	50,729
Medtronic Inc.
2.75%, 04/01/23 (Call 01/01/23)	112	113,147
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	1,002	1,013,844
3.15%, 01/15/23 (Call 10/15/22)	541	550,651

		3,722,973
HEALTH CARE – SERVICES — 2.01%
Aetna Inc.
2.80%, 06/15/23 (Call 04/15/23)	1,260	1,255,199
Anthem Inc.
3.30%, 01/15/23	1,025	1,050,932

Security	Principal (000s)	Value
Howard Hughes Medical Institute
3.50%, 09/01/23	$734	$773,276
Laboratory Corp. of America Holdings
4.00%, 11/01/23 (Call 08/01/23)	150	156,608
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	250	252,533
2.88%, 03/15/23	850	866,099

		4,354,647
HOLDING COMPANIES – DIVERSIFIED — 0.47%
Ares Capital Corp.
3.50%, 02/10/23 (Call 01/10/23)	375	371,711
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	602	644,598

		1,016,309
HOME BUILDERS — 0.23%
DR Horton Inc.
4.75%, 02/15/23 (Call 11/15/22)	200	216,606
5.75%, 08/15/23 (Call 05/15/23)	250	283,738

		500,344
HOUSEHOLD PRODUCTS & WARES — 0.05%
Kimberly-Clark Corp.
2.40%, 06/01/23	100	99,411

		99,411
HOUSEWARES — 0.73%
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	1,500	1,573,605

		1,573,605
INSURANCE — 2.75%
Aflac Inc.
3.63%, 06/15/23	680	713,524
Allstate Corp. (The)
3.15%, 06/15/23	535	548,268
Aon PLC
4.00%, 11/27/23 (Call 08/27/23)	300	318,420
Assurant Inc.
4.00%, 03/15/23[b]	100	103,203
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	1,687	1,710,787
3.00%, 02/11/23	375	385,624
Chubb INA Holdings Inc.
2.70%, 03/13/23	190	190,604
Lincoln National Corp.
4.00%, 09/01/23[b]	400	420,192

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	$174	$173,521
Marsh & McLennan Companies Inc.
3.30%, 03/14/23 (Call 01/14/23)	285	293,231
MetLife Inc. Series D
4.37%, 09/15/23	1,014	1,102,512

		5,959,886
INTERNET — 0.98%
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)[a]	840	835,371
eBay Inc.
2.75%, 01/30/23 (Call 12/30/22)	790	789,305
Priceline Group Inc. (The)
2.75%, 03/15/23 (Call 02/15/23)	505	504,480

		2,129,156
IRON & STEEL — 0.16%
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	255	270,247
Reliance Steel & Aluminum Co.
4.50%, 04/15/23 (Call 01/15/23)	80	85,147

		355,394
LODGING — 0.18%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	115	117,688
Wyndham Worldwide Corp.
3.90%, 03/01/23 (Call 12/01/22)	275	274,546

		392,234
MACHINERY — 0.83%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	200	201,104
3.75%, 11/24/23	115	122,013
Flowserve Corp.
4.00%, 11/15/23 (Call 08/15/23)	245	252,943
John Deere Capital Corp.
2.80%, 03/06/23	1,206	1,226,369

		1,802,429
MANUFACTURING — 1.15%
3M Co.
2.25%, 03/15/23 (Call 02/15/23)	665	662,692
Crane Co.
4.45%, 12/15/23 (Call 09/15/23)	100	105,410
General Electric Co.
3.10%, 01/09/23	1,189	1,231,174

Security	Principal (000s)	Value
Ingersoll-Rand Global Holding Co. Ltd.
4.25%, 06/15/23	$471	$506,735

		2,506,011
MEDIA — 3.52%
21st Century Fox America Inc.
4.00%, 10/01/23	150	158,710
CBS Corp.
2.50%, 02/15/23 (Call 01/15/23)	625	614,962
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)	992	1,002,218
2.85%, 01/15/23	370	376,271
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)[b]	1,170	1,164,513
3.25%, 04/01/23	140	141,074
NBCUniversal Media LLC
2.88%, 01/15/23[b]	1,013	1,029,431
Thomson Reuters Corp.
4.30%, 11/23/23 (Call 08/23/23)	280	298,819
Time Warner Entertainment Co. LP
8.38%, 03/15/23	697	865,514
Time Warner Inc.
4.05%, 12/15/23	775	817,168
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	1,140	1,174,211

		7,642,891
METAL FABRICATE & HARDWARE — 0.45%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	965	968,088

		968,088
MINING — 0.78%
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23	570	617,059
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	1,046	1,086,763

		1,703,822
OFFICE & BUSINESS EQUIPMENT — 0.35%
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	770	759,998

		759,998
OIL & GAS — 5.90%
Andeavor
4.75%, 12/15/23 (Call 10/15/23)[a]	805	871,050

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	$315	$309,443
BP Capital Markets PLC
2.75%, 05/10/23	2,030	2,044,088
3.22%, 11/28/23 (Call 09/28/23)[b]	250	256,595
3.99%, 09/26/23[b]	232	248,277
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	650	653,049
Cenovus Energy Inc.
3.80%, 09/15/23 (Call 06/15/23)	305	310,588
Chevron Corp.
2.57%, 05/16/23 (Call 03/16/23)	551	554,080
3.19%, 06/24/23 (Call 03/24/23)[b]	1,640	1,700,303
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	950	944,661
Exxon Mobil Corp.
2.73%, 03/01/23 (Call 01/01/23)	1,151	1,169,220
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	876	882,771
Shell International Finance BV
2.25%, 01/06/23	889	882,715
3.40%, 08/12/23	720	755,237
Total Capital Canada Ltd.
2.75%, 07/15/23	844	854,516
Total Capital International SA
2.70%, 01/25/23[b]	371	375,174

		12,811,767
OIL & GAS SERVICES — 0.80%
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	707	734,743
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	948	1,002,472

		1,737,215
PACKAGING & CONTAINERS — 0.32%
Packaging Corp. of America
4.50%, 11/01/23 (Call 08/01/23)	400	434,536
WestRock RKT Co.
4.00%, 03/01/23 (Call 12/01/22)	250	262,638

		697,174
PHARMACEUTICALS — 5.72%
AbbVie Inc.
2.85%, 05/14/23 (Call 03/14/23)	890	893,533
Allergan Inc./U.S.
2.80%, 03/15/23 (Call 12/15/22)	250	248,810

Security	Principal (000s)	Value
Bristol-Myers Squibb Co.
3.25%, 11/01/23	$455	$471,903
Cardinal Health Inc.
3.20%, 03/15/23	202	204,858
Express Scripts Holding Co.
3.00%, 07/15/23 (Call 05/15/23)	880	875,952
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	1,105	1,121,078
Johnson & Johnson
2.05%, 03/01/23 (Call 01/01/23)[b]	609	602,240
3.38%, 12/05/23[b]	440	466,726
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	100	100,133
Merck & Co. Inc.
2.80%, 05/18/23	1,184	1,211,682
Mylan Inc.
4.20%, 11/29/23 (Call 08/29/23)	355	372,679
Pfizer Inc.
3.00%, 06/15/23	794	822,282
5.80%, 08/12/23[b]	185	217,305
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	2,005	1,984,830
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23[b]	1,940	1,784,606
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	1,003	1,031,595

		12,410,212
PIPELINES — 4.69%
Boardwalk Pipelines LP
3.38%, 02/01/23 (Call 11/01/22)	100	100,336
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	165	172,433
Enbridge Inc.
4.00%, 10/01/23 (Call 07/01/23)	584	611,828
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	1,315	1,338,236
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (Call 08/01/23)	295	309,915
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	1,070	1,101,073

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	$95	$96,627
3.50%, 09/01/23 (Call 06/01/23)	845	857,210
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)	680	684,155
MPLX LP
4.50%, 07/15/23 (Call 04/15/23)	730	780,808
5.50%, 02/15/23 (Call 12/01/17)	485	499,666
ONEOK Inc.
7.50%, 09/01/23 (Call 06/01/23)	300	361,083
ONEOK Partners LP
5.00%, 09/15/23 (Call 06/15/23)	310	335,938
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	360	345,985
3.85%, 10/15/23 (Call 07/15/23)	390	391,307
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (Call 01/15/23)	1,110	1,231,534
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	105	105,256
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	125	125,890
TransCanada PipeLines Ltd.
3.75%, 10/16/23 (Call 07/16/23)	330	348,883
Williams Partners LP
4.50%, 11/15/23 (Call 08/15/23)	355	379,179

		10,177,342
REAL ESTATE — 0.61%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	412	425,835
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)[b]	820	887,470

		1,313,305
REAL ESTATE INVESTMENT TRUSTS — 5.41%
Alexandria Real Estate Equities Inc.
3.90%, 06/15/23 (Call 03/15/23)	297	308,099
American Campus Communities Operating Partnership LP
3.75%, 04/15/23 (Call 01/15/23)	140	145,200
American Tower Corp.
3.50%, 01/31/23	663	683,858
AvalonBay Communities Inc.
4.20%, 12/15/23 (Call 09/16/23)	210	225,704

Security	Principal (000s)	Value
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)[b]	$595	$604,205
3.85%, 02/01/23 (Call 11/01/22)	640	672,851
Brixmor Operating Partnership LP
3.25%, 09/15/23 (Call 07/15/23)[b]	600	589,362
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)[b]	350	351,627
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	265	276,784
Corporate Office Properties LP
3.60%, 05/15/23 (Call 02/15/23)	150	151,416
Crown Castle International Corp.
5.25%, 01/15/23	1,584	1,752,585
DDR Corp.
3.38%, 05/15/23 (Call 02/15/23)[b]	175	173,418
Digital Realty Trust LP
2.75%, 02/01/23 (Call 01/01/23)	145	144,665
ERP Operating LP
3.00%, 04/15/23 (Call 01/15/23)	500	509,095
Essex Portfolio LP
3.25%, 05/01/23 (Call 02/01/23)	50	50,764
HCP Inc.
4.25%, 11/15/23 (Call 08/15/23)	845	894,407
Hospitality Properties Trust
4.50%, 06/15/23 (Call 12/15/22)[b]	240	254,266
Host Hotels & Resorts LP
4.75%, 03/01/23 (Call 12/01/22)	300	320,391
Series D
3.75%, 10/15/23 (Call 07/15/23)	400	411,184
Kilroy Realty LP
3.80%, 01/15/23 (Call 10/15/22)	100	103,079
Kimco Realty Corp.
3.13%, 06/01/23 (Call 03/01/23)	300	301,665
Liberty Property LP
3.38%, 06/15/23 (Call 03/15/23)	195	198,561
National Retail Properties Inc.
3.30%, 04/15/23 (Call 01/15/23)[b]	50	50,575
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)	400	411,120
Realty Income Corp.
4.65%, 08/01/23 (Call 05/01/23)	397	431,674
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	491	493,023

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Ventas Realty LP
3.10%, 01/15/23 (Call 12/15/22)[b]	$225	$225,970
3.13%, 06/15/23 (Call 03/15/23)	225	225,864
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)	530	551,078
Weyerhaeuser Co.
4.63%, 09/15/23	210	228,976

		11,741,466
RETAIL — 3.42%
Advance Auto Parts Inc.
4.50%, 12/01/23 (Call 09/01/23)[b]	205	215,127
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)	250	253,093
CVS Health Corp.
4.00%, 12/05/23 (Call 09/05/23)	1,075	1,134,867
Dolar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	618	632,665
Home Depot Inc. (The)
2.70%, 04/01/23 (Call 01/01/23)	855	866,431
Kohl’s Corp.
4.75%, 12/15/23 (Call 09/15/23)	100	104,642
Lowe’s Companies Inc.
3.88%, 09/15/23 (Call 06/15/23)	193	205,659
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	776	709,893
4.38%, 09/01/23 (Call 06/01/23)	205	201,144
O’Reilly Automotive Inc.
3.85%, 06/15/23 (Call 03/15/23)[b]	100	105,011
QVC Inc.
4.38%, 03/15/23	570	593,188
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	494	530,847
TJX Companies Inc. (The)
2.50%, 05/15/23 (Call 02/15/23)	310	309,910
Wal-Mart Stores Inc.
2.55%, 04/11/23 (Call 01/11/23)	1,548	1,558,851

		7,421,328
SEMICONDUCTORS — 1.65%
Altera Corp.
4.10%, 11/15/23	200	215,968
Analog Devices Inc.
2.88%, 06/01/23 (Call 03/01/23)	25	25,058
3.13%, 12/05/23 (Call 10/05/23)	845	855,182

Security	Principal (000s)	Value
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)[a]	$250	$247,383
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	275	279,469
Micron Technology Inc.
7.50%, 09/15/23 (Call 04/15/19)	500	553,770
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	1,360	1,356,042
Texas Instruments Inc.
2.25%, 05/01/23 (Call 02/01/23)	53	52,398

		3,585,270
SOFTWARE — 2.98%
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	740	763,458
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	1,376	1,341,559
2.38%, 05/01/23 (Call 02/01/23)	725	724,456
3.63%, 12/15/23 (Call 09/15/23)	891	947,320
Oracle Corp.
2.40%, 09/15/23 (Call 07/15/23)	1,858	1,845,551
3.63%, 07/15/23	795	844,020

		6,466,364
TELECOMMUNICATIONS — 5.65%
AT&T Inc.
2.85%, 02/14/23 (Call 01/14/23)	980	973,375
3.60%, 02/17/23 (Call 12/17/22)	2,132	2,207,238
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)	615	604,539
2.60%, 02/28/23	415	418,606
Motorola Solutions Inc.
3.50%, 03/01/23	525	532,219
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	490	491,607
4.10%, 10/01/23 (Call 07/01/23)	425	451,040
Telefonica Emisiones SAU
4.57%, 04/27/23	600	652,224
Verizon Communications Inc.
5.15%, 09/15/23	4,216	4,724,998
Vodafone Group PLC
2.95%, 02/19/23	1,202	1,214,080

		12,269,926

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TRANSPORTATION — 1.53%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)[b]	$800	$819,112
3.85%, 09/01/23 (Call 06/01/23)	575	614,842
Canadian Pacific Railway Co.
4.45%, 03/15/23 (Call 12/15/22)	175	188,919
CSX Corp.
3.70%, 11/01/23 (Call 08/01/23)	375	392,932
Kansas City Southern
3.00%, 05/15/23 (Call 02/15/23)	235	234,925
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	449	453,975
Union Pacific Corp.
2.75%, 04/15/23 (Call 01/15/23)[b]	530	536,948
2.95%, 01/15/23 (Call 10/15/22)	75	76,892

		3,318,545
TOTAL CORPORATE BONDS & NOTES
(Cost: $210,517,518)		212,701,001

SHORT-TERM INVESTMENTS — 7.86%

MONEY MARKET FUNDS — 7.86%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,d,e]	13,933	13,935,774
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	3,125	3,124,944

		17,060,718

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,060,558)		17,060,718

TOTAL INVESTMENTS IN SECURITIES — 105.90%
(Cost: $227,578,076)[f]		229,761,719
Other Assets, Less Liabilities — (5.90)%		(12,798,226)

NET ASSETS — 100.00%		$216,963,493

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $227,638,600. Net unrealized appreciation was $2,123,119, of which $2,468,230 represented gross unrealized appreciation on investments and $345,111 represented gross unrealized depreciation on investments.

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM CORPORATE ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	7,833	6,100	[b]	—	13,933	$13,935,774	$(2)	$(495)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	642	2,483	[b]	—	3,125	3,124,944	15	—	14,422
PNC Bank N.A.
2.95%, 01/30/23	$—	$750		$—	$750	760,117	—	2,025	7,126
3.80%, 07/25/23	250	—		—	250	263,180	—	(3,091)	8,086

						$18,084,015	$13	$(1,561)	$29,634

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$212,701,001	$—	$212,701,001
Money market funds	17,060,718	—	—	17,060,718

Total	$17,060,718	$212,701,001	$—	$229,761,719

See notes to financial statements.

SCHEDULES OF INVESTMENTS	105

Schedule of Investments

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.70%

ADVERTISING — 0.83%
Interpublic Group of Companies Inc. (The)
4.20%, 04/15/24	$310	$325,193
Omnicom Group Inc.
3.65%, 11/01/24 (Call 08/01/24)	526	540,886
WPP Finance 2010
3.75%, 09/19/24	488	500,249

		1,366,328
AEROSPACE & DEFENSE — 1.37%
Boeing Co. (The)
2.85%, 10/30/24 (Call 07/30/24)	535	542,800
General Dynamics Corp.
2.38%, 11/15/24 (Call 09/15/24)	370	363,136
L3 Technologies Inc.
3.95%, 05/28/24 (Call 02/28/24)[a]	191	199,486
Raytheon Co.
3.15%, 12/15/24 (Call 09/15/24)	150	153,837
Rockwell Collins Inc.
3.20%, 03/15/24 (Call 01/15/24)	520	529,979
United Technologies Corp.
2.80%, 05/04/24 (Call 03/04/24)	465	464,833

		2,254,071
AGRICULTURE — 1.83%
Altria Group Inc.
4.00%, 01/31/24	987	1,054,817
BAT Capital Corp.
3.22%, 08/15/24 (Call 06/15/24)[b]	1,245	1,250,079
Philip Morris International Inc.
3.25%, 11/10/24	700	714,105

		3,019,001
AIRLINES — 0.13%
Continental Airlines Inc. Pass Through Trust Series 2012-2, Class A
4.00%, 04/29/26	199	208,328

		208,328
AUTO MANUFACTURERS — 1.45%
American Honda Finance Corp.
2.90%, 02/16/24	360	364,677

Security	Principal (000s)	Value
Ford Motor Credit Co. LLC
3.66%, 09/08/24	$400	$404,780
3.81%, 01/09/24 (Call 11/09/23)	400	410,368
General Motors Financial Co. Inc.
3.95%, 04/13/24 (Call 02/13/24)[a]	875	902,615
Toyota Motor Credit Corp.
2.90%, 04/17/24[a]	305	309,904

		2,392,344
AUTO PARTS & EQUIPMENT — 0.53%
Delphi Corp.
4.15%, 03/15/24 (Call 12/15/23)	352	372,969
Lear Corp.
5.38%, 03/15/24 (Call 03/15/19)	100	106,826
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	382	397,314

		877,109
BANKS — 20.11%
Bank of America Corp.
4.00%, 04/01/24	1,505	1,594,307
4.13%, 01/22/24[a]	1,471	1,566,453
4.20%, 08/26/24	1,804	1,903,707
Bank of New York Mellon Corp. (The)
3.25%, 09/11/24 (Call 08/11/24)	385	396,177
3.40%, 05/15/24 (Call 04/15/24)	436	453,013
3.65%, 02/04/24 (Call 01/05/24)	153	161,063
Barclays PLC
4.38%, 09/11/24	800	824,096
BNP Paribas SA
4.25%, 10/15/24	600	631,548
BPCE SA
4.00%, 04/15/24	750	796,537
Capital One Financial Corp.
3.75%, 04/24/24 (Call 03/24/24)	516	534,158
Citigroup Inc.
3.75%, 06/16/24	770	801,470
4.00%, 08/05/24	281	292,796
Credit Suisse AG/New York NY
3.63%, 09/09/24	1,645	1,710,915
Deutsche Bank AG/London
3.70%, 05/30/24[a]	911	924,319
Fifth Third Bancorp.
4.30%, 01/16/24 (Call 12/16/23)	490	520,596

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
3.85%, 07/08/24 (Call 04/08/24)	$1,586	$1,653,024
4.00%, 03/03/24	1,775	1,871,258
HSBC Holdings PLC
4.25%, 03/14/24	1,250	1,312,100
HSBC USA Inc.
3.50%, 06/23/24	400	413,244
Intesa Sanpaolo SpA
5.25%, 01/12/24	600	660,930
JPMorgan Chase & Co.
3.63%, 05/13/24	1,201	1,251,802
3.88%, 02/01/24	1,071	1,133,686
3.88%, 09/10/24	1,830	1,907,940
Lloyds Banking Group PLC
4.50%, 11/04/24	600	633,012
Morgan Stanley
3.70%, 10/23/24	1,920	1,995,898
Series F
3.88%, 04/29/24	1,892	1,984,159
PNC Bank N.A.
3.30%, 10/30/24 (Call 09/30/24)[c]	250	257,038
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[c]	476	500,519
Santander UK PLC
4.00%, 03/13/24	735	777,152
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24	250	256,710
U.S. Bancorp.
3.70%, 01/30/24 (Call 12/29/23)	490	516,945
Series F
3.60%, 09/11/24 (Call 08/11/24)	793	825,584
Wells Fargo & Co.
3.30%, 09/09/24	1,765	1,794,493
4.48%, 01/16/24	219	235,666

		33,092,315
BEVERAGES — 1.46%
Anheuser-Busch InBev Finance Inc.
3.70%, 02/01/24	1,063	1,114,523
Constellation Brands Inc.
4.75%, 11/15/24[a]	445	488,953
PepsiCo Inc.
3.60%, 03/01/24 (Call 12/01/23)	750	792,180

		2,395,656

Security	Principal (000s)	Value
BIOTECHNOLOGY — 1.84%
Amgen Inc.
3.63%, 05/22/24 (Call 02/22/24)	$1,057	$1,103,920
Celgene Corp.
3.63%, 05/15/24 (Call 02/15/24)	640	660,346
Gilead Sciences Inc.
3.70%, 04/01/24 (Call 01/01/24)[a]	1,199	1,262,163

		3,026,429
BUILDING MATERIALS — 0.23%
Johnson Controls International PLC
3.63%, 07/02/24 (Call 04/02/24)[d]	213	221,188
Owens Corning
4.20%, 12/01/24 (Call 09/01/24)	150	157,779

		378,967
CHEMICALS — 2.13%
Air Products & Chemicals Inc.
3.35%, 07/31/24 (Call 04/30/24)	50	51,787
Airgas Inc.
3.65%, 07/15/24 (Call 04/15/24)	70	73,044
Albemarle Corp.
4.15%, 12/01/24 (Call 09/01/24)	325	346,505
Braskem Finance Ltd.
6.45%, 02/03/24	200	228,214
Dow Chemical Co. (The)
3.50%, 10/01/24 (Call 07/01/24)	666	687,452
FMC Corp.
4.10%, 02/01/24 (Call 11/01/23)[a]	175	180,171
LyondellBasell Industries NV
5.75%, 04/15/24 (Call 01/15/24)	600	686,670
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	100	101,270
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)	370	378,022
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	230	235,906
Sherwin-Williams Co. (The)
3.13%, 06/01/24 (Call 04/01/24)	525	530,135

		3,499,176
COMMERCIAL SERVICES — 0.21%
Moody’s Corp.
4.88%, 02/15/24 (Call 11/15/23)	310	342,035

		342,035

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
COMPUTERS — 3.57%
Apple Inc.
2.85%, 05/11/24 (Call 03/11/24)	$980	$990,486
3.00%, 02/09/24 (Call 12/09/23)	665	678,652
3.45%, 05/06/24	2,127	2,228,734
DXC Technology Co.
4.25%, 04/15/24 (Call 02/15/24)	420	442,546
International Business Machines Corp.
3.63%, 02/12/24	970	1,020,586
NetApp Inc.
3.30%, 09/29/24 (Call 07/29/24)	100	100,057
Seagate HDD Cayman
4.88%, 03/01/24 (Call 01/01/24)[b]	415	419,569

		5,880,630
COSMETICS & PERSONAL CARE — 0.29%
Colgate-Palmolive Co.
3.25%, 03/15/24[a]	270	279,399
Unilever Capital Corp.
2.60%, 05/05/24 (Call 03/05/24)	200	198,746

		478,145
DIVERSIFIED FINANCIAL SERVICES — 3.14%
Air Lease Corp.
4.25%, 09/15/24 (Call 06/15/24)[a]	444	471,137
American Express Co.
3.63%, 12/05/24 (Call 11/04/24)	485	500,966
Ameriprise Financial Inc.
3.70%, 10/15/24[a]	348	363,594
Brookfield Finance LLC
4.00%, 04/01/24 (Call 02/01/24)	295	306,054
Discover Financial Services
3.95%, 11/06/24 (Call 08/06/24)	224	230,660
Invesco Finance PLC
4.00%, 01/30/24	203	214,780
Mastercard Inc.
3.38%, 04/01/24	794	829,142
Nasdaq Inc.
4.25%, 06/01/24 (Call 03/01/24)	386	409,874
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/24 (Call 12/07/23)	230	232,698
Stifel Financial Corp.
4.25%, 07/18/24	365	375,085

Security	Principal (000s)	Value
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	$935	$973,176
Washington Prime Group LP
5.95%, 08/15/24 (Call 06/15/24)	250	256,582

		5,163,748
ELECTRIC — 3.19%
Cleveland Electric Illuminating Co. (The)
5.50%, 08/15/24	50	56,802
Dominion Energy Inc.
3.63%, 12/01/24 (Call 09/01/24)	403	418,536
DTE Electric Co.
3.65%, 03/15/24 (Call 12/15/23)	300	315,774
DTE Energy Co. Series C
3.50%, 06/01/24 (Call 03/01/24)	360	370,807
Duke Energy Corp.
3.75%, 04/15/24 (Call 01/15/24)	831	870,431
Enel Generacion Chile SA
4.25%, 04/15/24 (Call 01/15/24)	150	157,590
Entergy Arkansas Inc.
3.70%, 06/01/24 (Call 03/01/24)	215	225,754
Entergy Louisiana LLC
5.40%, 11/01/24	225	258,833
Florida Power & Light Co.
3.25%, 06/01/24 (Call 12/01/23)	190	195,938
ITC Holdings Corp.
3.65%, 06/15/24 (Call 03/15/24)	135	138,953
MidAmerican Energy Co.
3.50%, 10/15/24 (Call 07/15/24)	540	566,033
Pacific Gas & Electric Co.
3.40%, 08/15/24 (Call 05/15/24)	370	378,325
3.75%, 02/15/24 (Call 11/15/23)	265	276,384
PacifiCorp
3.60%, 04/01/24 (Call 01/01/24)	125	130,735
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	100	104,960
PPL Capital Funding Inc.
3.95%, 03/15/24 (Call 12/15/23)	425	448,706
Union Electric Co.
3.50%, 04/15/24 (Call 01/15/24)	250	260,098
Virginia Electric & Power Co.
3.45%, 02/15/24 (Call 11/15/23)	75	77,727

		5,252,386

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
ELECTRONICS — 0.73%
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	$330	$330,894
Amphenol Corp.
3.20%, 04/01/24 (Call 02/01/24)	85	85,713
Arrow Electronics Inc.
3.25%, 09/08/24 (Call 07/08/24)	255	253,529
Keysight Technologies Inc.
4.55%, 10/30/24 (Call 07/30/24)	320	339,120
Trimble Inc.
4.75%, 12/01/24 (Call 09/01/24)	75	80,993
Tyco Electronics Group SA
3.45%, 08/01/24 (Call 05/01/24)	100	103,361

		1,193,610
ENGINEERING & CONSTRUCTION — 0.24%
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)[a]	385	394,794

		394,794
ENVIRONMENTAL CONTROL — 0.22%
Waste Management Inc.
3.50%, 05/15/24 (Call 02/15/24)	345	358,069

		358,069
FOOD — 1.21%
General Mills Inc.
3.65%, 02/15/24 (Call 11/15/23)	250	262,408
Kroger Co. (The)
4.00%, 02/01/24 (Call 11/01/23)	370	385,521
McCormick & Co. Inc./MD
3.15%, 08/15/24 (Call 06/15/24)	470	475,433
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)	819	864,856

		1,988,218
FOREST PRODUCTS & PAPER — 0.93%
Celulosa Arauco y Constitucion SA
4.50%, 08/01/24 (Call 05/01/24)	200	211,754
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	315	339,394
Georgia-Pacific LLC
8.00%, 01/15/24	306	394,792
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	564	588,415

		1,534,355

Security	Principal (000s)	Value
GAS — 0.68%
Dominion Energy Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	$370	$380,034
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)	482	496,012
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	241	246,856

		1,122,902
HEALTH CARE – PRODUCTS — 1.90%
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	680	686,385
3.73%, 12/15/24 (Call 09/15/24)	1,260	1,293,718
Medtronic Inc.
3.63%, 03/15/24 (Call 12/15/23)	386	406,485
Stryker Corp.
3.38%, 05/15/24 (Call 02/15/24)	225	231,829
Thermo Fisher Scientific Inc.
4.15%, 02/01/24 (Call 11/01/23)	480	510,768

		3,129,185
HEALTH CARE – SERVICES — 1.49%
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)	853	869,599
Anthem Inc.
3.50%, 08/15/24 (Call 05/15/24)	703	720,786
Humana Inc.
3.85%, 10/01/24 (Call 07/01/24)	580	606,547
Laboratory Corp. of America Holdings
3.25%, 09/01/24 (Call 07/01/24)	100	100,788
Quest Diagnostics Inc.
4.25%, 04/01/24 (Call 01/01/24)	150	159,769

		2,457,489
HOME FURNISHINGS — 0.10%
Whirlpool Corp.
4.00%, 03/01/24	150	158,118

		158,118
HOUSEHOLD PRODUCTS & WARES — 0.12%
Clorox Co. (The)
3.50%, 12/15/24 (Call 09/15/24)[a]	184	190,828

		190,828
HOUSEWARES — 0.10%
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)	160	167,981

		167,981

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
INSURANCE — 3.62%
Aflac Inc.
3.63%, 11/15/24	$670	$705,711
American International Group Inc.
4.13%, 02/15/24[a]	764	812,675
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	485	499,933
Assured Guaranty U.S. Holdings Inc.
5.00%, 07/01/24	216	233,641
Brown & Brown Inc.
4.20%, 09/15/24 (Call 06/15/24)	179	188,403
Chubb INA Holdings Inc.
3.35%, 05/15/24	257	265,843
CNA Financial Corp.
3.95%, 05/15/24 (Call 02/15/24)	422	439,382
Marsh & McLennan Companies Inc.
3.50%, 06/03/24 (Call 03/03/24)	455	471,275
MetLife Inc.
3.60%, 04/10/24	821	860,983
Old Republic International Corp.
4.88%, 10/01/24 (Call 09/01/24)	225	241,637
Prudential Financial Inc.
3.50%, 05/15/24	460	479,320
Unum Group
4.00%, 03/15/24	130	135,340
Willis North America Inc.
3.60%, 05/15/24 (Call 03/15/24)	515	528,143
XLIT Ltd.
6.38%, 11/15/24	75	87,722

		5,950,008
INTERNET — 2.83%
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (Call 08/28/24)[a]	1,150	1,189,342
Alphabet Inc.
3.38%, 02/25/24[a]	705	739,002
Amazon.com Inc.
2.80%, 08/22/24 (Call 06/22/24)[b]	890	891,442
3.80%, 12/05/24 (Call 09/05/24)[a]	909	967,003
eBay Inc.
3.45%, 08/01/24 (Call 05/01/24)	671	682,769
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	181	191,934

		4,661,492

Security	Principal (000s)	Value
MACHINERY — 1.02%
Caterpillar Financial Services Corp.
3.25%, 12/01/24[a]	$300	$308,244
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	745	779,725
John Deere Capital Corp.
2.65%, 06/24/24	100	99,284
3.35%, 06/12/24	470	485,989

		1,673,242
MANUFACTURING — 1.67%
General Electric Co.
3.38%, 03/11/24	390	406,224
3.45%, 05/15/24 (Call 02/13/24)	440	459,761
Illinois Tool Works Inc.
3.50%, 03/01/24 (Call 12/01/23)	325	341,920
Ingersoll-Rand Luxembourg Finance SA
3.55%, 11/01/24 (Call 08/01/24)	245	253,908
Parker-Hannifin Corp.
3.30%, 11/21/24 (Call 08/21/24)	470	483,061
Textron Inc.
4.30%, 03/01/24 (Call 12/01/23)	425	452,421
Trinity Industries Inc.
4.55%, 10/01/24 (Call 07/01/24)	345	357,337

		2,754,632
MEDIA — 2.73%
21st Century Fox America Inc.
3.70%, 09/15/24 (Call 06/15/24)	515	535,616
CBS Corp.
3.70%, 08/15/24 (Call 05/15/24)	375	387,975
Comcast Corp.
3.00%, 02/01/24 (Call 01/01/24)	575	584,683
3.60%, 03/01/24	887	929,718
Discovery Communications LLC
3.80%, 03/13/24 (Call 01/13/24)	225	231,320
Scripps Networks Interactive Inc.
3.90%, 11/15/24 (Call 08/15/24)	68	69,776
Thomson Reuters Corp.
3.85%, 09/29/24 (Call 06/29/24)	300	312,606
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)	901	916,254
Viacom Inc.
3.88%, 04/01/24 (Call 01/01/24)	520	521,300

		4,489,248

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.06%
Timken Co. (The)
3.88%, 09/01/24 (Call 06/01/24)	$100	$100,585

		100,585
MINING — 0.15%
Yamana Gold Inc.
4.95%, 07/15/24 (Call 04/15/24)	240	247,445

		247,445
OFFICE & BUSINESS EQUIPMENT — 0.50%
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)[a]	539	523,983
Xerox Corp.
3.80%, 05/15/24[a]	310	307,074

		831,057
OIL & GAS — 5.45%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	441	439,845
BP Capital Markets PLC
3.22%, 04/14/24 (Call 02/14/24)	410	420,086
3.54%, 11/04/24	985	1,024,774
3.81%, 02/10/24	669	708,203
Canadian Natural Resources Ltd.
3.80%, 04/15/24 (Call 01/15/24)	310	318,128
Chevron Corp.
2.90%, 03/03/24 (Call 01/03/24)	655	664,963
Cimarex Energy Co.
4.38%, 06/01/24 (Call 03/01/24)	300	320,190
ConocoPhillips Co.
3.35%, 11/15/24 (Call 08/15/24)	815	845,628
Exxon Mobil Corp.
3.18%, 03/15/24 (Call 12/15/23)[a]	643	668,199
Hess Corp.
3.50%, 07/15/24 (Call 04/15/24)	60	59,665
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)	536	555,639
Kerr-McGee Corp.
6.95%, 07/01/24	141	167,581
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	488	500,019
Noble Energy Inc.
3.90%, 11/15/24 (Call 08/15/24)	537	552,879
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	341	352,212

Security	Principal (000s)	Value
Total Capital International SA
3.70%, 01/15/24	$640	$677,082
3.75%, 04/10/24[a]	650	689,442

		8,964,535
OIL & GAS SERVICES — 0.26%
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)[a]	423	420,382

		420,382
PACKAGING & CONTAINERS — 0.46%
Packaging Corp. of America
3.65%, 09/15/24 (Call 06/15/24)	375	383,647
WestRock Co.
3.00%, 09/15/24 (Call 07/15/24)[b]	375	373,819

		757,466
PHARMACEUTICALS — 3.83%
Allergan Funding SCS
3.85%, 06/15/24 (Call 03/15/24)	790	821,568
AmerisourceBergen Corp.
3.40%, 05/15/24 (Call 02/15/24)	215	219,737
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	470	467,044
3.50%, 11/15/24 (Call 08/15/24)	275	279,873
Express Scripts Holding Co.
3.50%, 06/15/24 (Call 03/15/24)	821	831,648
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)[a]	819	854,692
Novartis Capital Corp.
3.40%, 05/06/24	1,171	1,227,618
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	400	409,064
Pfizer Inc.
3.40%, 05/15/24	990	1,039,955
Wyeth LLC
6.45%, 02/01/24	132	160,389

		6,311,588
PIPELINES — 5.05%
Boardwalk Pipelines LP
4.95%, 12/15/24 (Call 09/15/24)	455	485,667
Buckeye Partners LP
4.35%, 10/15/24 (Call 07/15/24)	75	78,118
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)[a]	325	328,270

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)[a]	$455	$463,868
Energy Transfer LP
4.90%, 02/01/24 (Call 11/01/23)	200	213,966
EnLink Midstream Partners LP
4.40%, 04/01/24 (Call 01/01/24)	410	424,961
Enterprise Products Operating LLC
3.90%, 02/15/24 (Call 11/15/23)	427	449,460
EQT Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	268	271,337
Kinder Morgan Energy Partners LP
4.15%, 02/01/24 (Call 11/01/23)	423	440,787
4.25%, 09/01/24 (Call 06/01/24)	621	650,280
4.30%, 05/01/24 (Call 02/01/24)	201	211,040
MPLX LP
4.88%, 12/01/24 (Call 09/01/24)	895	974,440
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	445	436,638
Sabine Pass Liquefaction LLC
5.75%, 05/15/24 (Call 02/15/24)	925	1,035,685
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	487	532,374
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (Call 01/01/24)	168	173,771
Williams Partners LP
4.30%, 03/04/24 (Call 12/04/23)	667	705,953
Williams Partners LP/ACMP Finance Corp.
4.88%, 03/15/24 (Call 03/15/19)	416	436,259

		8,312,874
REAL ESTATE INVESTMENT TRUSTS — 4.81%
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (Call 04/01/24)	85	88,955
American Tower Corp.
5.00%, 02/15/24	745	823,277
AvalonBay Communities Inc.
3.50%, 11/15/24 (Call 08/15/24)	175	180,943
Boston Properties LP
3.80%, 02/01/24 (Call 11/01/23)	631	658,101
CBL & Associates LP
4.60%, 10/15/24 (Call 07/15/24)[a]	285	269,912

Security	Principal (000s)	Value
DDR Corp.
3.90%, 08/15/24 (Call 06/15/24)	$100	$100,693
Duke Realty LP
3.75%, 12/01/24 (Call 09/01/24)	100	103,638
Essex Portfolio LP
3.88%, 05/01/24 (Call 02/01/24)	150	155,778
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	678	696,726
4.20%, 03/01/24 (Call 12/01/23)	235	246,405
Hospitality Properties Trust
4.65%, 03/15/24 (Call 09/15/23)[a]	175	184,496
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	80	82,085
Kimco Realty Corp.
2.70%, 03/01/24 (Call 01/01/24)	275	266,662
Liberty Property LP
4.40%, 02/15/24 (Call 11/15/23)	150	160,392
Mid-America Apartments LP
3.75%, 06/15/24 (Call 03/15/24)	170	174,803
National Retail Properties Inc.
3.90%, 06/15/24 (Call 03/15/24)	175	180,017
Omega Healthcare Investors Inc.
4.95%, 04/01/24 (Call 01/01/24)	340	358,493
Piedmont Operating Partnership LP
4.45%, 03/15/24 (Call 12/15/23)	150	156,843
Realty Income Corp.
3.88%, 07/15/24 (Call 04/15/24)	245	252,514
Select Income REIT
4.25%, 05/15/24 (Call 02/15/24)	325	329,059
Simon Property Group LP
3.38%, 10/01/24 (Call 07/01/24)	633	650,996
3.75%, 02/01/24 (Call 11/01/23)	395	414,857
UDR Inc.
3.75%, 07/01/24 (Call 04/01/24)	150	154,650
Ventas Realty LP
3.75%, 05/01/24 (Call 02/01/24)[a]	305	313,760
VEREIT Operating Partnership LP
4.60%, 02/06/24 (Call 11/06/23)	315	331,941
Welltower Inc.
4.50%, 01/15/24 (Call 10/15/23)	265	284,016
WP Carey Inc.
4.60%, 04/01/24 (Call 01/01/24)	283	296,561

		7,916,573

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
RETAIL — 4.48%
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)[a]	$275	$273,446
Costco Wholesale Corp.
2.75%, 05/18/24 (Call 03/18/24)	560	563,461
CVS Health Corp.
3.38%, 08/12/24 (Call 05/12/24)	545	549,807
Home Depot Inc. (The)
3.75%, 02/15/24 (Call 11/15/23)	800	849,064
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	265	271,227
Macy’s Retail Holdings Inc.
3.63%, 06/01/24 (Call 03/01/24)[a]	571	530,984
6.65%, 07/15/24	165	178,875
McDonald’s Corp.
3.25%, 06/10/24	301	309,606
QVC Inc.
4.85%, 04/01/24	396	417,130
Target Corp.
3.50%, 07/01/24[a]	809	845,203
Wal-Mart Stores Inc.
2.65%, 12/15/24 (Call 10/15/24)	300	299,580
3.30%, 04/22/24 (Call 01/22/24)	880	918,650
Walgreens Boots Alliance Inc.
3.80%, 11/18/24 (Call 08/18/24)	1,335	1,368,562

		7,375,595
SEMICONDUCTORS — 3.15%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24 (Call 11/15/23)[b]	1,735	1,791,457
Intel Corp.
2.88%, 05/11/24 (Call 03/11/24)	1,150	1,163,662
KLA-Tencor Corp.
4.65%, 11/01/24 (Call 08/01/24)	683	744,258
QUALCOMM Inc.
2.90%, 05/20/24 (Call 03/20/24)	1,080	1,082,225
Xilinx Inc.
2.95%, 06/01/24 (Call 04/01/24)	395	394,561

		5,176,163
SOFTWARE — 2.02%
Fidelity National Information Services Inc.
3.88%, 06/05/24 (Call 03/05/24)	329	343,634

Security	Principal (000s)	Value
Microsoft Corp.
2.88%, 02/06/24 (Call 12/06/23)	$1,585	$1,612,611
Oracle Corp.
3.40%, 07/08/24 (Call 04/08/24)	1,315	1,374,964

		3,331,209
TELECOMMUNICATIONS — 4.58%
AT&T Inc.
3.40%, 08/14/24 (Call 06/14/24)	1,195	1,192,753
3.80%, 03/01/24 (Call 01/01/24)	485	498,284
3.90%, 03/11/24 (Call 12/11/23)	560	578,396
4.45%, 04/01/24 (Call 01/01/24)	1,140	1,209,096
Cisco Systems Inc.
3.63%, 03/04/24	825	875,226
Juniper Networks Inc.
4.50%, 03/15/24	385	408,015
Motorola Solutions Inc.
4.00%, 09/01/24	254	261,511
Verizon Communications Inc.
3.50%, 11/01/24 (Call 08/01/24)	1,983	2,029,501
4.15%, 03/15/24 (Call 12/15/23)	464	492,221

		7,545,003
TRANSPORTATION — 1.78%
Burlington Northern Santa Fe LLC
3.40%, 09/01/24 (Call 06/01/24)	628	654,803
3.75%, 04/01/24 (Call 01/01/24)[a]	304	322,927
Canadian National Railway Co.
2.95%, 11/21/24 (Call 08/21/24)	295	299,050
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)	496	511,441
FedEx Corp.
4.00%, 01/15/24	400	427,860
Norfolk Southern Corp.
3.85%, 01/15/24 (Call 10/15/23)	200	212,328
Union Pacific Corp.
3.65%, 02/15/24 (Call 11/15/23)[a]	170	179,447
3.75%, 03/15/24 (Call 12/15/23)	310	328,727

		2,936,583
WATER — 0.22%
American Water Capital Corp.
3.85%, 03/01/24 (Call 12/01/23)	340	359,666

		359,666

TOTAL CORPORATE BONDS & NOTES (Cost: $159,969,615)		162,437,563

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 6.61%

MONEY MARKET FUNDS — 6.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,e,f]	9,980	$9,981,597
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,e]	905	904,978

		10,886,575

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,885,739)		10,886,575

TOTAL INVESTMENTS IN SECURITIES — 105.31%
(Cost: $170,855,354)[g]		173,324,138
Other Assets, Less Liabilities — (5.31)%		(8,740,486)

NET ASSETS — 100.00%		$164,583,652

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $170,931,576. Net unrealized appreciation was $2,392,562, of which $2,627,163 represented gross unrealized appreciation on investments and $234,601 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	5,170	4,810	[b]	—	9,980	$9,981,597	$(530)	$323	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	285	620	[b]	—	905	904,978	35	—	5,573
PNC Bank N.A.
3.30%, 10/30/24	$—	$250		$—	$250	257,038	—	2,886	4,566
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24	246	230		—	476	500,519	—	(342)	10,194

						$11,644,132	$(495)	$2,867	$20,333

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$162,437,563	$—	$162,437,563
Money market funds	10,886,575	—	—	10,886,575

Total	$10,886,575	$162,437,563	$—	$173,324,138

See notes to financial statements.

SCHEDULES OF INVESTMENTS	115

Schedule of Investments

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.52%

AEROSPACE & DEFENSE — 0.94%
Boeing Co. (The)
2.60%, 10/30/25 (Call 07/30/25)	$275	$274,307
Embraer Netherlands Finance BV
5.05%, 06/15/25	650	686,660
Harris Corp.
3.83%, 04/27/25 (Call 01/27/25)[a]	405	421,289
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	835	835,326

		2,217,582
AGRICULTURE — 1.32%
Philip Morris International Inc.
3.38%, 08/11/25 (Call 05/11/25)	900	922,230
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	2,043	2,197,880

		3,120,110
AIRLINES — 0.16%
U.S. Airways Pass Through Trust
Series 2012-2, Class A
4.63%, 06/03/25	126	134,206
Series 2013-1
3.95%, 11/15/25	40	41,829
United Airlines Pass Through Trust Series 2013-1A, Class A
4.30%, 08/15/25	192	203,220

		379,255
AUTO MANUFACTURERS — 1.34%
Ford Motor Credit Co. LLC
4.13%, 08/04/25	1,075	1,107,379
General Motors Co.
4.00%, 04/01/25[a]	255	260,962
General Motors Financial Co. Inc.
4.00%, 01/15/25 (Call 10/15/24)	850	870,646
4.30%, 07/13/25 (Call 04/13/25)[a]	885	917,400

		3,156,387
AUTO PARTS & EQUIPMENT — 0.47%
Harman International Industries Inc.
4.15%, 05/15/25 (Call 02/15/25)	50	51,714
Lear Corp.
5.25%, 01/15/25 (Call 01/15/20)	725	777,446

Security	Principal (000s)	Value
Magna International Inc.
4.15%, 10/01/25 (Call 07/01/25)	$250	$266,398

		1,095,558
BANKS — 22.53%
Australia & New Zealand Banking Group Ltd./New York NY
3.70%, 11/16/25[a]	500	527,570
Bank of America Corp.
3.88%, 08/01/25	2,520	2,644,715
4.00%, 01/22/25	1,345	1,392,801
Series L
3.95%, 04/21/25	2,544	2,621,338
Bank of New York Mellon Corp. (The)
3.00%, 02/24/25 (Call 01/24/25)	916	921,661
3.95%, 11/18/25 (Call 10/18/25)	331	352,462
Barclays PLC
3.65%, 03/16/25	1,400	1,407,490
Branch Banking & Trust Co.
3.63%, 09/16/25 (Call 08/16/25)	1,300	1,353,430
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)	1,200	1,196,124
4.20%, 10/29/25 (Call 09/29/25)	1,104	1,136,932
Citigroup Inc.
3.30%, 04/27/25	1,310	1,326,886
3.88%, 03/26/25	775	794,367
4.40%, 06/10/25	1,380	1,458,770
5.50%, 09/13/25	1,570	1,776,110
Citizens Financial Group Inc.
4.30%, 12/03/25 (Call 11/03/25)	600	628,608
Compass Bank
3.88%, 04/10/25 (Call 03/10/25)	500	499,950
Cooperatieve Rabobank UA
4.38%, 08/04/25[a]	815	862,938
Cooperatieve Rabobank UA/NY
3.38%, 05/21/25	1,100	1,132,307
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	1,650	1,694,962
Goldman Sachs Group Inc. (The)
3.50%, 01/23/25 (Call 10/23/24)	1,445	1,467,369
3.75%, 05/22/25 (Call 02/22/25)	1,300	1,338,974
4.25%, 10/21/25	2,445	2,552,653
HSBC Holdings PLC
4.25%, 08/18/25	1,000	1,041,800

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
JPMorgan Chase & Co.
3.13%, 01/23/25 (Call 10/23/24)	$1,889	$1,899,805
3.90%, 07/15/25 (Call 04/15/25)	2,449	2,578,650
KeyBank N.A./Cleveland OH
3.30%, 06/01/25	1,000	1,018,720
Lloyds Bank PLC
3.50%, 05/14/25	200	207,314
Lloyds Banking Group PLC
4.58%, 12/10/25	1,000	1,054,860
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	1,000	993,650
Morgan Stanley
4.00%, 07/23/25	2,226	2,344,134
5.00%, 11/24/25	1,525	1,668,990
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	175	172,632
Northern Trust Corp.
3.95%, 10/30/25	660	701,329
PNC Bank N.A.
2.95%, 02/23/25 (Call 01/24/25)[b]	500	500,755
3.25%, 06/01/25 (Call 05/02/25)[b]	850	865,963
4.20%, 11/01/25 (Call 10/02/25)[b]	250	269,083
Santander Holdings USA Inc.
4.50%, 07/17/25 (Call 04/17/25)	925	966,310
Santander Issuances SAU
5.18%, 11/19/25	1,400	1,513,036
State Street Corp.
3.55%, 08/18/25	1,185	1,236,429
SVB Financial Group
3.50%, 01/29/25	450	452,606
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)	575	572,982
Wells Fargo & Co.
3.00%, 02/19/25	1,740	1,726,028
3.55%, 09/29/25	2,160	2,216,614

		53,090,107
BEVERAGES — 1.35%
Coca-Cola Bottling Co. Consolidated
3.80%, 11/25/25 (Call 08/25/25)[a]	175	178,654
Coca-Cola Co. (The)
2.88%, 10/27/25	1,010	1,022,080
Constellation Brands Inc.
4.75%, 12/01/25	625	689,187

Security	Principal (000s)	Value
Dr Pepper Snapple Group Inc.
3.40%, 11/15/25 (Call 08/15/25)	$300	$303,909
PepsiCo Inc.
2.75%, 04/30/25 (Call 01/30/25)	565	565,735
3.50%, 07/17/25 (Call 04/17/25)	405	423,545

		3,183,110
BIOTECHNOLOGY — 2.94%
Amgen Inc.
3.13%, 05/01/25 (Call 02/01/25)	710	714,033
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	1,690	1,757,921
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	1,360	1,444,619
Celgene Corp.
3.88%, 08/15/25 (Call 05/15/25)	1,902	1,977,585
Gilead Sciences Inc.
3.50%, 02/01/25 (Call 11/01/24)[a]	990	1,029,551

		6,923,709
BUILDING MATERIALS — 0.64%
Fortune Brands Home & Security Inc.
4.00%, 06/15/25 (Call 03/15/25)	300	314,370
Masco Corp.
4.45%, 04/01/25 (Call 01/01/25)	715	766,258
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	400	428,156

		1,508,784
CHEMICALS — 1.36%
Agrium Inc.
3.38%, 03/15/25 (Call 12/15/24)	410	413,616
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	840	874,600
Monsanto Co.
2.85%, 04/15/25 (Call 01/15/25)	300	294,774
5.50%, 08/15/25	50	57,335
Potash Corp. of Saskatchewan Inc.
3.00%, 04/01/25 (Call 01/01/25)[a]	875	856,817
Praxair Inc.
2.65%, 02/05/25 (Call 11/05/24)	173	171,414
Sherwin-Williams Co. (The)
3.45%, 08/01/25 (Call 05/01/25)[a]	523	531,969

		3,200,525

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.89%
Automatic Data Processing Inc.
3.38%, 09/15/25 (Call 06/15/25)[a]	$655	$677,303
Block Financial LLC
5.25%, 10/01/25 (Call 07/01/25)[a]	250	271,882
S&P Global Inc.
4.00%, 06/15/25 (Call 03/15/25)	645	681,359
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)[a]	450	469,660

		2,100,204
COMPUTERS — 2.75%
Apple Inc.
2.50%, 02/09/25	830	817,600
3.20%, 05/13/25	2,220	2,282,227
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (Call 07/15/25)	2,230	2,370,022
International Business Machines Corp.
7.00%, 10/30/25	236	303,786
Seagate HDD Cayman
4.75%, 01/01/25[a]	720	714,463

		6,488,098
COSMETICS & PERSONAL CARE — 0.19%
Unilever Capital Corp.
3.10%, 07/30/25	450	456,381

		456,381
DIVERSIFIED FINANCIAL SERVICES — 4.40%
Affiliated Managers Group Inc.
3.50%, 08/01/25	95	95,839
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	125	125,385
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)[a]	465	473,617
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	690	697,852
Franklin Resources Inc.
2.85%, 03/30/25	200	198,546
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25[a]	1,525	1,563,247
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	1,325	1,391,740

Security	Principal (000s)	Value
Janus Capital Group Inc.
4.88%, 08/01/25 (Call 05/01/25)	$385	$414,206
Lazard Group LLC
3.75%, 02/13/25	430	439,060
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	255	254,256
3.25%, 11/01/25 (Call 08/01/25)	350	355,705
Synchrony Financial
4.50%, 07/23/25 (Call 04/24/25)	1,010	1,059,409
TD Ameritrade Holding Corp.
3.63%, 04/01/25 (Call 01/01/25)	100	103,737
Visa Inc.
3.15%, 12/14/25 (Call 09/14/25)	3,125	3,189,656

		10,362,255
ELECTRIC — 3.48%
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	75	76,625
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	30	30,644
Berkshire Hathaway Energy Co.
3.50%, 02/01/25 (Call 11/01/24)	450	467,784
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	1,035	1,084,287
DTE Electric Co.
3.38%, 03/01/25 (Call 12/01/24)	105	108,323
Duke Energy Progress LLC
3.25%, 08/15/25 (Call 05/15/25)	522	533,985
Eversource Energy Series H
3.15%, 01/15/25 (Call 10/15/24)	165	165,764
Exelon Corp.
3.95%, 06/15/25 (Call 03/15/25)[a]	1,142	1,195,309
Florida Power & Light Co.
3.13%, 12/01/25 (Call 06/01/25)	950	965,884
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	25	25,778
Louisville Gas & Electric Co. Series 25
3.30%, 10/01/25 (Call 07/01/25)	350	357,875
Oncor Electric Delivery Co. LLC
2.95%, 04/01/25 (Call 01/01/25)	50	49,890
Pacific Gas & Electric Co.
3.50%, 06/15/25 (Call 03/15/25)	1,140	1,166,334

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Public Service Electric & Gas Co.
3.00%, 05/15/25 (Call 02/15/25)[a]	$250	$251,695
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)	250	256,542
Southern Power Co.
4.15%, 12/01/25 (Call 09/01/25)	635	670,528
Virginia Electric & Power Co.
3.10%, 05/15/25 (Call 02/15/25)	150	151,222
WEC Energy Group Inc.
3.55%, 06/15/25 (Call 03/15/25)	320	329,011
Xcel Energy Inc.
3.30%, 06/01/25 (Call 12/01/24)	300	304,977

		8,192,457
ELECTRICAL COMPONENTS & EQUIPMENT — 0.04%
Emerson Electric Co.
3.15%, 06/01/25 (Call 03/01/25)	100	102,123

		102,123
ELECTRONICS — 0.30%
Arrow Electronics Inc.
4.00%, 04/01/25 (Call 01/01/25)	135	137,350
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	525	564,953

		702,303
ENVIRONMENTAL CONTROL — 0.43%
Republic Services Inc.
3.20%, 03/15/25 (Call 12/15/24)[a]	474	478,095
Waste Management Inc.
3.13%, 03/01/25 (Call 12/01/24)	525	531,531

		1,009,626
FOOD — 2.06%
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	50	50,614
JM Smucker Co. (The)
3.50%, 03/15/25	1,100	1,124,552
Kraft Heinz Foods Co.
3.95%, 07/15/25 (Call 04/15/25)	1,735	1,800,548
Sysco Corp.
3.75%, 10/01/25 (Call 07/01/25)	750	783,585
Whole Foods Market Inc.
5.20%, 12/03/25 (Call 09/03/25)	962	1,104,626

		4,863,925

Security	Principal (000s)	Value
GAS — 0.54%
National Fuel Gas Co.
5.20%, 07/15/25 (Call 04/15/25)	$350	$376,075
Sempra Energy
3.75%, 11/15/25 (Call 08/15/25)	395	409,477
Southern California Gas Co.
3.20%, 06/15/25 (Call 03/15/25)	480	488,990

		1,274,542
HEALTH CARE – PRODUCTS — 3.36%
Abbott Laboratories
2.95%, 03/15/25 (Call 12/15/24)	827	813,685
3.88%, 09/15/25 (Call 06/15/25)	250	257,700
Boston Scientific Corp.
3.85%, 05/15/25[a]	915	949,230
Danaher Corp.
3.35%, 09/15/25 (Call 06/15/25)[a]	215	222,925
Medtronic Inc.
3.50%, 03/15/25	3,037	3,155,990
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)	860	880,064
Thermo Fisher Scientific Inc.
3.65%, 12/15/25 (Call 09/15/25)	125	129,007
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25 (Call 01/01/25)	1,475	1,500,444

		7,909,045
HEALTH CARE – SERVICES — 1.60%
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	935	942,461
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	680	695,491
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	125	127,335
UnitedHealth Group Inc.
3.75%, 07/15/25	1,900	2,011,587

		3,776,874
HOLDING COMPANIES – DIVERSIFIED — 0.02%
Apollo Investment Corp.
5.25%, 03/03/25	50	51,251

		51,251
HOME FURNISHINGS — 0.11%
Whirlpool Corp.
3.70%, 05/01/25	250	257,883

		257,883

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.09%
Kimberly-Clark Corp.
3.05%, 08/15/25	$200	$201,804

		201,804
HOUSEWARES — 0.13%
Newell Brands Inc.
3.90%, 11/01/25 (Call 08/01/25)	300	311,028

		311,028
INSURANCE — 2.30%
Aflac Inc.
3.25%, 03/17/25	75	76,394
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (Call 07/29/25)	215	218,255
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)	1,155	1,193,727
Aon PLC
3.88%, 12/15/25 (Call 09/15/25)	550	578,672
Chubb INA Holdings Inc.
3.15%, 03/15/25	480	487,915
Kemper Corp.
4.35%, 02/15/25 (Call 11/15/24)[a]	325	331,354
Lincoln National Corp.
3.35%, 03/09/25[a]	175	176,573
Marsh & McLennan Companies Inc.
3.50%, 03/10/25 (Call 12/10/24)	260	268,733
MetLife Inc.
3.00%, 03/01/25	525	527,284
3.60%, 11/13/25 (Call 08/13/25)[a]	502	522,597
Principal Financial Group Inc.
3.40%, 05/15/25 (Call 02/15/25)	175	178,875
RenaissanceRe Finance Inc.
3.70%, 04/01/25 (Call 01/01/25)	300	303,138
XLIT Ltd.
4.45%, 03/31/25	537	549,689

		5,413,206
INTERNET — 0.22%
Baidu Inc.
4.13%, 06/30/25	265	279,077
Priceline Group Inc. (The)
3.65%, 03/15/25 (Call 12/15/24)	225	231,259

		510,336

Security	Principal (000s)	Value
LEISURE TIME — 0.28%
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	$650	$670,475

		670,475
LODGING — 0.44%
Marriott International Inc./MD
3.75%, 03/15/25 (Call 12/15/24)[a]	400	411,112
3.75%, 10/01/25 (Call 07/01/25)	250	258,888
Wyndham Worldwide Corp.
5.10%, 10/01/25 (Call 07/01/25)[a]	345	366,883

		1,036,883
MACHINERY — 0.35%
John Deere Capital Corp.
3.40%, 09/11/25[a]	400	414,124
Rockwell Automation Inc.
2.88%, 03/01/25 (Call 12/01/24)	50	49,602
Roper Technologies Inc.
3.85%, 12/15/25 (Call 09/15/25)	350	364,465

		828,191
MANUFACTURING — 0.26%
3M Co.
3.00%, 08/07/25	475	482,814
Dover Corp.
3.15%, 11/15/25 (Call 08/15/25)[a]	100	101,327
Textron Inc.
3.88%, 03/01/25 (Call 12/01/24)	25	26,013

		610,154
MEDIA — 4.00%
21st Century Fox America Inc.
3.70%, 10/15/25 (Call 07/15/25)[a]	200	206,510
7.70%, 10/30/25	150	192,458
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)[a]	550	558,211
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25 (Call 04/23/25)	3,488	3,709,279
Comcast Corp.
3.38%, 02/15/25 (Call 11/15/24)	535	549,846
3.38%, 08/15/25 (Call 05/15/25)	1,390	1,428,614
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	230	227,378

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Grupo Televisa SAB
6.63%, 03/18/25[a]	$300	$356,727
Scripps Networks Interactive Inc.
3.95%, 06/15/25 (Call 03/15/25)	180	182,993
Time Warner Inc.
3.60%, 07/15/25 (Call 04/15/25)	1,374	1,377,600
Walt Disney Co. (The)
3.15%, 09/17/25	625	640,269

		9,429,885
METAL FABRICATE & HARDWARE — 0.42%
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	974	995,691

		995,691
MINING — 0.80%
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	1,265	1,335,460
Southern Copper Corp.
3.88%, 04/23/25	525	546,147

		1,881,607
OIL & GAS — 3.91%
BP Capital Markets PLC
3.51%, 03/17/25	746	774,751
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (Call 11/01/24)	830	856,352
Chevron Corp.
3.33%, 11/17/25 (Call 08/17/25)[a]	900	931,401
Concho Resources Inc.
4.38%, 01/15/25 (Call 01/15/20)	250	263,507
ConocoPhillips Co.
3.35%, 05/15/25 (Call 02/15/25)	325	334,318
Devon Energy Corp.
5.85%, 12/15/25 (Call 09/15/25)[a]	425	492,634
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)[a]	450	450,013
Exxon Mobil Corp.
2.71%, 03/06/25 (Call 12/06/24)	1,309	1,317,378
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (Call 12/15/24)[a]	130	137,976
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	730	735,263
Occidental Petroleum Corp.
3.50%, 06/15/25 (Call 03/15/25)	630	651,962

Security	Principal (000s)	Value
Shell International Finance BV
3.25%, 05/11/25	$2,037	$2,094,036
Valero Energy Corp.
3.65%, 03/15/25	175	180,562

		9,220,153
OIL & GAS SERVICES — 0.77%
Halliburton Co.
3.80%, 11/15/25 (Call 08/15/25)[a]	1,750	1,815,275

		1,815,275
PHARMACEUTICALS — 5.74%
AbbVie Inc.
3.60%, 05/14/25 (Call 02/14/25)	2,802	2,882,025
Allergan Funding SCS
3.80%, 03/15/25 (Call 12/15/24)	3,168	3,247,580
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)[a]	315	318,850
AstraZeneca PLC
3.38%, 11/16/25[a]	1,860	1,894,168
Cardinal Health Inc.
3.75%, 09/15/25 (Call 06/15/25)[a]	225	231,887
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	755	754,811
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	605	646,957
Merck & Co. Inc.
2.75%, 02/10/25 (Call 11/10/24)	1,719	1,720,461
Novartis Capital Corp.
3.00%, 11/20/25 (Call 08/20/25)	1,355	1,380,420
Zoetis Inc.
4.50%, 11/13/25 (Call 08/13/25)	405	451,620

		13,528,779
PIPELINES — 5.24%
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	400	429,944
Enbridge Energy Partners LP
5.88%, 10/15/25 (Call 07/15/25)[a]	500	573,005
Energy Transfer LP
4.05%, 03/15/25 (Call 12/15/24)	685	696,967
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	865	879,800
Enterprise Products Operating LLC
3.75%, 02/15/25 (Call 11/15/24)	760	791,259

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)	$1,075	$1,129,535
MPLX LP
4.00%, 02/15/25 (Call 11/15/24)	450	463,595
4.88%, 06/01/25 (Call 03/01/25)	1,185	1,286,163
ONEOK Partners LP
4.90%, 03/15/25 (Call 12/15/24)	305	330,233
Phillips 66 Partners LP
3.61%, 02/15/25 (Call 11/15/24)	205	207,345
Plains All American Pipeline LP/PAA Finance Corp.
4.65%, 10/15/25 (Call 07/15/25)	890	922,298
Sabine Pass Liquefaction LLC
5.63%, 03/01/25 (Call 12/01/24)[a]	1,695	1,882,145
Spectra Energy Partners LP
3.50%, 03/15/25 (Call 12/15/24)	200	203,140
Sunoco Logistics Partners Operations LP
5.95%, 12/01/25 (Call 09/01/25)	595	675,200
TC PipeLines LP
4.38%, 03/13/25 (Call 12/13/24)	130	136,226
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	315	318,191
Williams Partners LP
3.90%, 01/15/25 (Call 10/15/24)	750	770,422
4.00%, 09/15/25 (Call 06/15/25)	635	655,828

		12,351,296
REAL ESTATE — 0.41%
Brookfield Asset Management Inc.
4.00%, 01/15/25 (Call 10/15/24)[a]	175	179,536
CBRE Services Inc.
5.25%, 03/15/25 (Call 12/15/24)	220	242,293
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)	505	532,416

		954,245
REAL ESTATE INVESTMENT TRUSTS — 4.54%
American Tower Corp.
4.00%, 06/01/25 (Call 03/01/25)	660	686,393
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)	425	438,171
3.50%, 11/15/25 (Call 08/15/25)	175	180,194
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)	475	476,149

Security	Principal (000s)	Value
Columbia Property Trust Operating Partnership LP
4.15%, 04/01/25 (Call 01/01/25)	$150	$152,513
Corporate Office Properties LP
5.00%, 07/01/25 (Call 04/01/25)	100	107,564
CubeSmart LP
4.00%, 11/15/25 (Call 08/15/25)	50	51,525
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)[a]	465	452,761
Digital Realty Trust LP
4.75%, 10/01/25 (Call 07/01/25)	375	410,831
EPR Properties
4.50%, 04/01/25 (Call 01/01/25)[a]	196	201,762
ERP Operating LP
3.38%, 06/01/25 (Call 03/01/25)	175	178,990
Essex Portfolio LP
3.50%, 04/01/25 (Call 01/01/25)	250	252,735
HCP Inc.
3.40%, 02/01/25 (Call 11/01/24)	960	958,685
4.00%, 06/01/25 (Call 03/01/25)	375	387,285
Hospitality Properties Trust
4.50%, 03/15/25 (Call 09/15/24)	100	104,049
Host Hotels & Resorts LP
4.00%, 06/15/25 (Call 03/15/25)	355	362,835
Kilroy Realty LP
4.38%, 10/01/25 (Call 07/01/25)	220	230,945
Kimco Realty Corp.
3.30%, 02/01/25 (Call 12/01/24)	399	399,866
Liberty Property LP
3.75%, 04/01/25 (Call 01/01/25)	100	102,664
Mid-America Apartments LP
4.00%, 11/15/25 (Call 08/15/25)	150	155,987
National Retail Properties Inc.
4.00%, 11/15/25 (Call 08/15/25)	520	532,802
Omega Healthcare Investors Inc.
4.50%, 01/15/25 (Call 10/15/24)	250	254,670
Select Income REIT
4.50%, 02/01/25 (Call 11/01/24)	455	465,092
Simon Property Group LP
3.50%, 09/01/25 (Call 06/01/25)	500	512,890
UDR Inc.
4.00%, 10/01/25 (Call 07/01/25)	375	390,907
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	775	780,247

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Welltower Inc.
4.00%, 06/01/25 (Call 03/01/25)	$1,310	$1,361,562
WP Carey Inc.
4.00%, 02/01/25 (Call 11/01/24)	100	101,316

		10,691,390
RETAIL — 3.06%
AutoNation Inc.
4.50%, 10/01/25 (Call 07/01/25)[a]	225	238,149
AutoZone Inc.
3.25%, 04/15/25 (Call 01/15/25)	235	236,008
CVS Health Corp.
3.88%, 07/20/25 (Call 04/20/25)	2,222	2,284,683
Dollar General Corp.
4.15%, 11/01/25 (Call 08/01/25)[a]	320	339,395
Home Depot Inc. (The)
3.35%, 09/15/25 (Call 06/15/25)	865	894,177
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)	400	407,748
Lowe’s Companies Inc.
3.38%, 09/15/25 (Call 06/15/25)	875	901,976
McDonald’s Corp.
3.38%, 05/26/25 (Call 02/26/25)[a]	600	616,416
QVC Inc.
4.45%, 02/15/25 (Call 11/15/24)	880	899,219
Tapestry Inc.
4.25%, 04/01/25 (Call 01/01/25)[a]	390	403,342

		7,221,113
SEMICONDUCTORS — 2.63%
Analog Devices Inc.
3.90%, 12/15/25 (Call 09/15/25)	925	971,305
Applied Materials Inc.
3.90%, 10/01/25 (Call 07/01/25)	1,000	1,071,720
Intel Corp.
3.70%, 07/29/25 (Call 04/29/25)	2,079	2,204,863
Lam Research Corp.
3.80%, 03/15/25 (Call 12/15/24)	125	129,273
QUALCOMM Inc.
3.45%, 05/20/25 (Call 02/20/25)	1,765	1,814,014

		6,191,175
SOFTWARE — 3.60%
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)	550	563,640

Security	Principal (000s)	Value
Autodesk Inc.
4.38%, 06/15/25 (Call 03/15/25)	$135	$144,248
Fidelity National Information Services Inc.
5.00%, 10/15/25 (Call 07/15/25)	1,105	1,227,666
Fiserv Inc.
3.85%, 06/01/25 (Call 03/01/25)	700	728,119
Microsoft Corp.
2.70%, 02/12/25 (Call 11/12/24)[a]	1,265	1,271,932
3.13%, 11/03/25 (Call 08/03/25)	2,738	2,814,746
Oracle Corp.
2.95%, 05/15/25 (Call 02/15/25)	1,720	1,735,170

		8,485,521
TELECOMMUNICATIONS — 3.84%
AT&T Inc.
3.40%, 05/15/25 (Call 02/15/25)	3,630	3,586,948
3.95%, 01/15/25 (Call 10/15/24)	1,048	1,076,149
Cisco Systems Inc.
3.50%, 06/15/25[a]	285	300,681
Juniper Networks Inc.
4.35%, 06/15/25 (Call 03/15/25)	125	130,713
Motorola Solutions Inc.
7.50%, 05/15/25	200	242,972
Rogers Communications Inc.
3.63%, 12/15/25 (Call 09/15/25)	600	616,044
Verizon Communications Inc.
3.38%, 02/15/25[c]	3,090	3,106,964

		9,060,471
TRANSPORTATION — 1.87%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)	620	627,800
3.65%, 09/01/25 (Call 06/01/25)	800	843,864
7.00%, 12/15/25[a]	50	64,283
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	525	525,661
CSX Corp.
3.35%, 11/01/25 (Call 08/01/25)	850	868,139
FedEx Corp.
3.20%, 02/01/25	845	858,596
Union Pacific Corp.
3.25%, 01/15/25 (Call 10/15/24)	175	180,282
3.25%, 08/15/25 (Call 05/15/25)	435	447,271

		4,415,896

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.04%
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	$105	$104,412

		104,412
WATER — 0.36%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	810	835,709

		835,709

TOTAL CORPORATE BONDS & NOTES
(Cost: $228,539,260)		232,186,789

SHORT-TERM INVESTMENTS — 6.84%

MONEY MARKET FUNDS — 6.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,c,d]	14,618	14,621,394
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	1,509	1,508,814

		16,130,208

TOTAL SHORT-TERM INVESTMENTS (Cost: $16,129,730)		16,130,208

Value
TOTAL INVESTMENTS IN SECURITIES — 105.36%
(Cost: $244,668,990)[e]	$248,316,997
Other Assets, Less Liabilities — (5.36)%	(12,638,204)

NET ASSETS — 100.00%	$235,678,793

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $244,701,652. Net unrealized appreciation was $3,615,345, of which $3,793,658 represented gross unrealized appreciation on investments and $178,313 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	8,266	6,352	[b]	—	14,618	$14,621,394	$(855)	$(226)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	368	1,141	[b]	—	1,509	1,508,814	16	—	6,990
PNC Bank N.A.
2.95%, 02/23/25	$—	$500		$—	$500	500,755	—	8,616	12,792
3.25%, 06/01/25	—	850		—	850	865,963	—	1,715	11,418
4.20%, 11/01/25	250	—		—	250	269,083	—	(5,100)	8,997

						$17,766,009	$(839)	$5,005	$40,197

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$232,186,789	$—	$232,186,789
Money market funds	16,130,208	—	—	16,130,208

Total	$16,130,208	$232,186,789	$—	$248,316,997

See notes to financial statements.

SCHEDULES OF INVESTMENTS	125

Schedule of Investments

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.58%

ADVERTISING — 0.34%
Omnicom Group Inc.
3.60%, 04/15/26 (Call 01/15/26)	$255	$258,652

		258,652
AEROSPACE & DEFENSE — 1.67%
Boeing Co. (The)
2.25%, 06/15/26 (Call 03/15/26)	115	110,463
General Dynamics Corp.
2.13%, 08/15/26 (Call 05/15/26)	260	244,135
L3 Technologies Inc.
3.85%, 12/15/26 (Call 09/15/26)	165	171,029
Lockheed Martin Corp.
3.55%, 01/15/26 (Call 10/15/25)[a]	555	576,923
United Technologies Corp.
2.65%, 11/01/26 (Call 08/01/26)[a]	175	169,580

		1,272,130
AGRICULTURE — 0.74%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)[a]	50	48,305
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	150	143,703
Bunge Ltd. Finance Corp.
3.25%, 08/15/26 (Call 05/15/26)	75	72,706
Philip Morris International Inc.
2.75%, 02/25/26 (Call 11/25/25)	300	294,117

		558,831
AIRLINES — 0.25%
American Airlines Pass Through Trust Series 2014-1, Class A
3.70%, 04/01/28	42	42,470
Southwest Airlines Co.
3.00%, 11/15/26 (Call 08/15/26)	150	147,525

		189,995
APPAREL — 0.34%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)[a]	275	262,047

		262,047
AUTO MANUFACTURERS — 1.42%
American Honda Finance Corp.
2.30%, 09/09/26	110	104,397

Security	Principal (000s)	Value
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)[a]	$460	$479,062
General Motors Financial Co. Inc.
4.00%, 10/06/26 (Call 07/06/26)	295	297,655
5.25%, 03/01/26 (Call 12/01/25)	185	202,451

		1,083,565
AUTO PARTS & EQUIPMENT — 0.20%
Delphi Automotive PLC
4.25%, 01/15/26 (Call 10/15/25)	140	149,118

		149,118
BANKS — 27.55%
Bank of America Corp.
3.50%, 04/19/26	460	468,124
4.25%, 10/22/26	445	466,907
4.45%, 03/03/26	690	733,925
Bank of New York Mellon Corp. (The)
2.45%, 08/17/26 (Call 05/17/26)	100	95,438
2.80%, 05/04/26 (Call 02/04/26)	200	196,256
Bank One Corp.
7.63%, 10/15/26	75	96,973
Barclays PLC
4.38%, 01/12/26	485	508,426
5.20%, 05/12/26	400	429,524
Capital One Financial Corp.
3.75%, 07/28/26 (Call 06/28/26)	400	398,012
Citigroup Inc.
3.20%, 10/21/26 (Call 07/21/26)	645	637,512
3.40%, 05/01/26	600	604,554
3.70%, 01/12/26	370	381,385
4.30%, 11/20/26	250	261,405
4.60%, 03/09/26	300	319,305
Cooperatieve Rabobank UA
3.75%, 07/21/26	250	254,263
Credit Suisse Group Funding Guernsey Ltd.
4.55%, 04/17/26	415	445,951
Deutsche Bank AG
4.10%, 01/13/26	80	82,264
Discover Bank
3.45%, 07/27/26 (Call 04/27/26)	290	286,192
Fifth Third Bank/Cincinnati OH
3.85%, 03/15/26 (Call 02/15/26)	200	206,374

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
3.50%, 11/16/26 (Call 11/16/25)	$550	$551,067
3.75%, 02/25/26 (Call 11/25/25)[a]	560	574,554
HSBC Holdings PLC
3.90%, 05/25/26	450	470,484
4.30%, 03/08/26	785	843,011
4.38%, 11/23/26	325	340,688
JPMorgan Chase & Co.
2.95%, 10/01/26 (Call 07/01/26)[a]	325	318,643
3.20%, 06/15/26 (Call 03/15/26)	560	560,123
3.30%, 04/01/26 (Call 01/01/26)	820	825,879
4.13%, 12/15/26	405	424,335
Lloyds Banking Group PLC
4.65%, 03/24/26	200	212,228
Mitsubishi UFJ Financial Group Inc.
2.76%, 09/13/26	200	192,502
3.85%, 03/01/26	675	702,641
Mizuho Financial Group Inc.
2.84%, 09/13/26[a]	200	193,242
Morgan Stanley
3.13%, 07/27/26	640	630,656
3.88%, 01/27/26	545	568,092
4.35%, 09/08/26	670	702,729
6.25%, 08/09/26	150	179,868
National Australia Bank Ltd./New York
2.50%, 07/12/26	250	238,040
3.38%, 01/14/26	250	254,803
Royal Bank of Canada
4.65%, 01/27/26	460	494,914
Royal Bank of Scotland Group PLC
4.80%, 04/05/26	290	312,153
State Street Corp.
2.65%, 05/19/26	250	244,230
Sumitomo Mitsui Financial Group Inc.
2.63%, 07/14/26	525	498,834
3.01%, 10/19/26	100	97,812
3.78%, 03/09/26	500	518,145
U.S. Bancorp.
3.10%, 04/27/26 (Call 03/27/26)	200	199,056
Series V
2.38%, 07/22/26 (Call 06/22/26)	340	323,180
Wells Fargo & Co.
3.00%, 04/22/26	740	724,800

Security	Principal (000s)	Value
3.00%, 10/23/26	$930	$909,977
4.10%, 06/03/26	525	546,431
Westpac Banking Corp.
2.85%, 05/13/26	435	426,030

		20,951,937
BEVERAGES — 4.67%
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (Call 11/01/25)	2,063	2,127,489
Coca-Cola Co. (The)
2.25%, 09/01/26	100	95,574
Constellation Brands Inc.
3.70%, 12/06/26 (Call 09/06/26)	255	262,357
Dr Pepper Snapple Group Inc.
2.55%, 09/15/26 (Call 06/15/26)	165	155,489
Molson Coors Brewing Co.
3.00%, 07/15/26 (Call 04/15/26)[a]	485	472,182
PepsiCo Inc.
2.38%, 10/06/26 (Call 07/06/26)[a]	170	162,381
2.85%, 02/24/26 (Call 11/24/25)	280	278,888

		3,554,360
BIOTECHNOLOGY — 1.17%
Amgen Inc.
2.60%, 08/19/26 (Call 05/19/26)	355	340,339
Gilead Sciences Inc.
3.65%, 03/01/26 (Call 12/01/25)	525	546,551

		886,890
BUILDING MATERIALS — 0.50%
Johnson Controls International PLC
3.90%, 02/14/26 (Call 11/14/25)	114	119,978
Masco Corp.
4.38%, 04/01/26 (Call 01/01/26)	150	159,791
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	100	98,330

		378,099
CHEMICALS — 0.61%
Potash Corp. of Saskatchewan Inc.
4.00%, 12/15/26 (Call 09/15/26)[a]	150	156,630
Sherwin-Williams Co. (The)
3.95%, 01/15/26 (Call 10/15/25)	60	62,303
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	245	246,850

		465,783

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.45%
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)	$195	$188,294
Total System Services Inc.
4.80%, 04/01/26 (Call 01/01/26)	140	152,387

		340,681
COMPUTERS — 3.41%
Apple Inc.
2.45%, 08/04/26 (Call 05/04/26)	635	613,080
3.25%, 02/23/26 (Call 11/23/25)[a]	660	676,163
Dell International LLC/EMC Corp.
6.02%, 06/15/26 (Call 03/15/26)[b]	984	1,098,518
International Business Machines Corp.
3.45%, 02/19/26[a]	200	206,650

		2,594,411
COSMETICS & PERSONAL CARE — 0.85%
Procter & Gamble Co. (The)
2.45%, 11/03/26	400	387,740
2.70%, 02/02/26	75	74,373
Unilever Capital Corp.
2.00%, 07/28/26	200	185,342

		647,455
DIVERSIFIED FINANCIAL SERVICES — 1.45%
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)[a]	100	97,745
Brookfield Finance Inc.
4.25%, 06/02/26 (Call 03/02/26)	90	93,060
Charles Schwab Corp. (The)
3.45%, 02/13/26 (Call 11/13/25)	105	108,125
Invesco Finance PLC
3.75%, 01/15/26	165	171,645
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	165	165,219
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	130	134,116
Raymond James Financial Inc.
3.63%, 09/15/26	132	133,078
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)[a]	200	198,260

		1,101,248
ELECTRIC — 5.22%
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	100	100,021

Security	Principal (000s)	Value
Ameren Corp.
3.65%, 02/15/26 (Call 11/15/25)	$90	$92,406
Baltimore Gas & Electric Co.
2.40%, 08/15/26 (Call 05/15/26)	50	47,432
CenterPoint Energy Houston Electric LLC Series Z
2.40%, 09/01/26 (Call 06/01/26)	25	23,858
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)	60	60,299
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	50	49,195
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	199	192,523
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	275	264,993
Duke Energy Carolinas LLC
2.95%, 12/01/26 (Call 09/01/26)	150	149,805
Duke Energy Corp.
2.65%, 09/01/26 (Call 06/01/26)	370	355,803
Emera U.S. Finance LP
3.55%, 06/15/26 (Call 03/15/26)	230	232,072
Enel Americas SA
4.00%, 10/25/26 (Call 07/25/26)	50	51,049
Entergy Arkansas Inc.
3.50%, 04/01/26 (Call 01/01/26)	50	51,690
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	374	362,537
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)	85	85,740
Fortis Inc./Canada
3.06%, 10/04/26 (Call 07/04/26)	420	407,795
ITC Holdings Corp.
3.25%, 06/30/26 (Call 03/30/26)	65	64,759
Pacific Gas & Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	115	113,299
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)[a]	140	138,277
Public Service Electric & Gas Co.
2.25%, 09/15/26 (Call 06/15/26)	25	23,566
Sierra Pacific Power Co.
2.60%, 05/01/26 (Call 02/01/26)	25	24,219
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	625	622,244

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Southwestern Electric Power Co. Series K
2.75%, 10/01/26 (Call 07/01/26)	$135	$130,213
Virginia Electric & Power Co. Series A
3.15%, 01/15/26 (Call 10/15/25)	225	228,073
Westar Energy Inc.
2.55%, 07/01/26 (Call 04/01/26)	25	24,109
Xcel Energy Inc.
3.35%, 12/01/26 (Call 06/01/26)	75	76,294

		3,972,271
ELECTRICAL COMPONENTS & EQUIPMENT — 0.05%
Hubbell Inc.
3.35%, 03/01/26 (Call 12/01/25)	40	40,576

		40,576
ELECTRONICS — 0.96%
Agilent Technologies Inc.
3.05%, 09/22/26 (Call 06/22/26)	25	24,028
Avnet Inc.
4.63%, 04/15/26 (Call 01/15/26)	75	78,331
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	330	328,192
Honeywell International Inc.
2.50%, 11/01/26 (Call 08/01/26)	310	297,259

		727,810
ENVIRONMENTAL CONTROL — 0.14%
Republic Services Inc.
2.90%, 07/01/26 (Call 04/01/26)	105	102,724

		102,724
FOOD — 2.06%
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	250	234,995
Ingredion Inc.
3.20%, 10/01/26 (Call 07/01/26)	120	118,149
Kellogg Co.
3.25%, 04/01/26	220	220,086
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	515	497,799
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)[a]	290	267,992
Sysco Corp.
3.30%, 07/15/26 (Call 04/15/26)	225	227,133

		1,566,154

Security	Principal (000s)	Value
FOREST PRODUCTS & PAPER — 0.19%
International Paper Co.
3.80%, 01/15/26 (Call 10/15/25)	$140	$145,649

		145,649
GAS — 0.24%
Southern California Gas Co.
2.60%, 06/15/26 (Call 03/15/26)	165	159,900
Southern Co. Gas Capital Corp.
3.25%, 06/15/26 (Call 03/15/26)	25	24,844

		184,744
HEALTH CARE – PRODUCTS — 1.91%
Abbott Laboratories
3.75%, 11/30/26 (Call 08/30/26)	770	794,078
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	275	262,625
Stryker Corp.
3.50%, 03/15/26 (Call 12/15/25)	255	262,974
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (Call 06/19/26)	135	132,240

		1,451,917
HEALTH CARE – SERVICES — 0.40%
UnitedHealth Group Inc.
3.10%, 03/15/26	305	307,757

		307,757
HOUSEWARES — 0.48%
Newell Brands Inc.
4.20%, 04/01/26 (Call 01/01/26)	345	363,813

		363,813
INSURANCE — 3.76%
Aflac Inc.
2.88%, 10/15/26 (Call 07/15/26)	75	73,976
Allstate Corp. (The)
3.28%, 12/15/26 (Call 09/15/26)[a]	25	25,453
American International Group Inc.
3.90%, 04/01/26 (Call 01/01/26)[a]	450	465,219
Arch Capital Finance LLC
4.01%, 12/15/26 (Call 09/15/26)[a]	75	78,031
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)	674	682,101
Chubb INA Holdings Inc.
3.35%, 05/03/26 (Call 02/03/26)	135	138,710
CNA Financial Corp.
4.50%, 03/01/26 (Call 12/01/25)	180	193,228

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Hanover Insurance Group Inc. (The)
4.50%, 04/15/26 (Call 01/15/26)	$50	$52,303
Lincoln National Corp.
3.63%, 12/12/26 (Call 09/15/26)	140	142,689
Loews Corp.
3.75%, 04/01/26 (Call 01/01/26)	200	207,296
Manulife Financial Corp.
4.15%, 03/04/26	225	239,677
Marsh & McLennan Companies Inc.
3.75%, 03/14/26 (Call 12/14/25)	75	78,582
Old Republic International Corp.
3.88%, 08/26/26 (Call 07/26/26)	90	91,140
Principal Financial Group Inc.
3.10%, 11/15/26 (Call 08/15/26)	170	169,453
Trinity Acquisition PLC
4.40%, 03/15/26 (Call 12/15/25)	50	52,884
Voya Financial Inc.
3.65%, 06/15/26	165	166,322

		2,857,064
INTERNET — 1.05%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	435	408,835
Expedia Inc.
5.00%, 02/15/26 (Call 11/15/25)	230	249,012
Priceline Group Inc. (The)
3.60%, 06/01/26 (Call 03/01/26)	140	142,793

		800,640
IRON & STEEL — 0.57%
Vale Overseas Ltd.
6.25%, 08/10/26	375	432,004

		432,004
LODGING — 0.39%
Hyatt Hotels Corp.
4.85%, 03/15/26 (Call 12/15/25)[a]	100	108,959
Marriott International Inc./MD Series R
3.13%, 06/15/26 (Call 03/15/26)	190	188,719

		297,678
MACHINERY — 0.91%
Caterpillar Financial Services Corp.
2.40%, 08/09/26[a]	25	23,985
John Deere Capital Corp.
2.65%, 06/10/26	175	170,718

Security	Principal (000s)	Value
Roper Technologies Inc.
3.80%, 12/15/26 (Call 09/15/26)	$170	$176,118
Wabtec Corp./DE
3.45%, 11/15/26 (Call 08/15/26)	250	245,907
Xylem Inc./NY
3.25%, 11/01/26 (Call 08/01/26)[a]	75	75,081

		691,809
MANUFACTURING — 0.46%
3M Co.
2.25%, 09/19/26 (Call 06/19/26)	105	99,906
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	225	220,523
Textron Inc.
4.00%, 03/15/26 (Call 12/15/25)	25	26,136

		346,565
MEDIA — 3.09%
21st Century Fox America Inc.
3.38%, 11/15/26 (Call 08/15/26)	85	85,409
CBS Corp.
4.00%, 01/15/26 (Call 10/15/25)	225	232,645
Comcast Corp.
3.15%, 03/01/26 (Call 12/01/25)	600	604,290
Discovery Communications LLC
4.90%, 03/11/26 (Call 12/11/25)[a]	225	241,517
Time Warner Inc.
2.95%, 07/15/26 (Call 04/15/26)	190	180,181
3.88%, 01/15/26 (Call 10/15/25)	250	253,155
Viacom Inc.
3.45%, 10/04/26 (Call 07/04/26)	275	264,124
Walt Disney Co. (The)
1.85%, 07/30/26	495	453,227
3.00%, 02/13/26	35	35,378

		2,349,926
OIL & GAS — 4.71%
Anadarko Petroleum Corp.
5.55%, 03/15/26 (Call 12/15/25)[a]	315	353,950
Andeavor
5.13%, 12/15/26 (Call 09/15/26)[b]	135	149,600
BP Capital Markets PLC
3.12%, 05/04/26 (Call 02/04/26)	375	378,094
Chevron Corp.
2.95%, 05/16/26 (Call 02/16/26)	430	430,817

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
ConocoPhillips Co.
4.95%, 03/15/26 (Call 12/15/25)	$285	$323,874
EOG Resources Inc.
4.15%, 01/15/26 (Call 10/15/25)[a]	25	26,615
Exxon Mobil Corp.
3.04%, 03/01/26 (Call 12/01/25)	365	372,807
HollyFrontier Corp.
5.88%, 04/01/26 (Call 01/01/26)	225	249,613
Occidental Petroleum Corp.
3.40%, 04/15/26 (Call 01/15/26)	295	302,968
Pioneer Natural Resources Co.
4.45%, 01/15/26 (Call 10/15/25)	165	177,680
Shell International Finance BV
2.50%, 09/12/26	285	275,219
2.88%, 05/10/26	290	288,306
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)	250	249,220

		3,578,763
PACKAGING & CONTAINERS — 0.06%
Bemis Co. Inc.
3.10%, 09/15/26 (Call 06/15/26)	50	48,460

		48,460
PHARMACEUTICALS — 5.23%
AbbVie Inc.
3.20%, 05/14/26 (Call 02/14/26)	540	536,414
Express Scripts Holding Co.
4.50%, 02/25/26 (Call 11/27/25)[a]	380	403,309
Johnson & Johnson
2.45%, 03/01/26 (Call 12/01/25)	565	551,768
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)[a]	585	584,526
Pfizer Inc.
2.75%, 06/03/26	225	223,594
3.00%, 12/15/26	540	545,994
Shire Acquisitions Investments Ireland DAC
3.20%, 09/23/26 (Call 06/23/26)	774	755,115
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26[a]	425	375,925

		3,976,645

Security	Principal (000s)	Value
PIPELINES — 3.68%
Boardwalk Pipelines LP
5.95%, 06/01/26 (Call 03/01/26)	$155	$174,735
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	165	164,950
Enbridge Inc.
4.25%, 12/01/26 (Call 09/01/26)	125	132,005
Energy Transfer LP
4.75%, 01/15/26 (Call 10/15/25)	340	357,928
EnLink Midstream Partners LP
4.85%, 07/15/26 (Call 04/15/26)	25	26,398
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)	295	304,582
EQT Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	25	25,054
Magellan Midstream Partners LP
5.00%, 03/01/26 (Call 12/01/25)[a]	100	111,928
Phillips 66 Partners LP
3.55%, 10/01/26 (Call 07/01/26)	75	74,623
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26 (Call 09/15/26)[a]	125	127,674
Sabine Pass Liquefaction LLC
5.88%, 06/30/26 (Call 12/31/25)	380	429,567
Spectra Energy Partners LP
3.38%, 10/15/26 (Call 07/15/26)	140	139,338
Sunoco Logistics Partners Operations LP
3.90%, 07/15/26 (Call 04/15/26)[a]	100	99,452
TransCanada PipeLines Ltd.
4.88%, 01/15/26 (Call 10/15/25)[a]	80	90,626
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (Call 11/01/25)	210	270,866
Valero Energy Partners LP
4.38%, 12/15/26 (Call 09/15/26)	185	193,308
Western Gas Partners LP
4.65%, 07/01/26 (Call 04/01/26)	75	78,719

		2,801,753
REAL ESTATE — 0.21%
CBRE Services Inc.
4.88%, 03/01/26 (Call 12/01/25)	150	161,689

		161,689

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 5.84%
Alexandria Real Estate Equities Inc.
4.30%, 01/15/26 (Call 10/15/25)	$50	$52,334
American Tower Corp.
3.38%, 10/15/26 (Call 07/15/26)	180	177,779
AvalonBay Communities Inc.
2.90%, 10/15/26 (Call 07/15/26)	25	24,499
2.95%, 05/11/26 (Call 02/11/26)	75	74,053
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	213	201,852
3.65%, 02/01/26 (Call 11/03/25)	305	310,435
Brixmor Operating Partnership LP
4.13%, 06/15/26 (Call 03/15/26)	175	177,172
CBL & Associates LP
5.95%, 12/15/26 (Call 09/15/26)	175	173,308
Columbia Property Trust Operating Partnership LP
3.65%, 08/15/26 (Call 05/15/26)	75	73,457
Crown Castle International Corp.
3.70%, 06/15/26 (Call 03/15/26)	325	326,826
4.45%, 02/15/26 (Call 11/15/25)	160	169,090
CubeSmart LP
3.13%, 09/01/26 (Call 06/01/26)	130	124,887
DDR Corp.
4.25%, 02/01/26 (Call 11/01/25)	50	50,504
Duke Realty LP
3.25%, 06/30/26 (Call 03/30/26)	50	49,533
EPR Properties
4.75%, 12/15/26 (Call 09/15/26)[a]	200	208,360
ERP Operating LP
2.85%, 11/01/26 (Call 08/01/26)	112	109,434
Healthcare Trust of America Holdings LP
3.50%, 08/01/26 (Call 05/01/26)	40	39,462
Hospitality Properties Trust
5.25%, 02/15/26 (Call 08/15/25)	55	59,855
Host Hotels & Resorts LP Series F
4.50%, 02/01/26 (Call 11/01/25)[a]	50	52,692
Kimco Realty Corp.
2.80%, 10/01/26 (Call 07/01/26)[a]	100	94,221
Kite Realty Group LP
4.00%, 10/01/26 (Call 07/01/26)	50	48,047
Liberty Property LP
3.25%, 10/01/26 (Call 07/01/26)	25	24,586

Security	Principal (000s)	Value
Lifestorage LP/CA
3.50%, 07/01/26 (Call 04/01/26)	$100	$96,160
Omega Healthcare Investors Inc.
5.25%, 01/15/26 (Call 10/15/25)	200	210,782
Realty Income Corp.
4.13%, 10/15/26 (Call 07/15/26)	115	119,185
Sabra Health Care LP
5.13%, 08/15/26 (Call 05/15/26)	125	127,866
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)	290	290,435
3.30%, 01/15/26 (Call 10/15/25)	170	170,857
UDR Inc.
2.95%, 09/01/26 (Call 06/01/26)	80	76,939
Ventas Realty LP
3.25%, 10/15/26 (Call 07/15/26)	180	175,682
4.13%, 01/15/26 (Call 10/15/25)	136	141,599
VEREIT Operating Partnership LP
4.88%, 06/01/26 (Call 03/01/26)	160	170,997
Welltower Inc.
4.25%, 04/01/26 (Call 01/01/26)	180	189,630
WP Carey Inc.
4.25%, 10/01/26 (Call 07/01/26)	50	50,917

		4,443,435
RETAIL — 3.79%
AutoZone Inc.
3.13%, 04/21/26 (Call 01/21/26)	50	48,763
CVS Health Corp.
2.88%, 06/01/26 (Call 03/01/26)	470	447,576
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)	310	291,574
3.00%, 04/01/26 (Call 01/01/26)	310	312,731
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	405	388,338
McDonald’s Corp.
3.70%, 01/30/26 (Call 10/30/25)	352	368,090
O’Reilly Automotive Inc.
3.55%, 03/15/26 (Call 12/15/25)[a]	140	141,586
Target Corp.
2.50%, 04/15/26[a]	295	283,551
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	180	168,511
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)	440	433,136

		2,883,856

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.94%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)	$190	$192,664
Intel Corp.
2.60%, 05/19/26 (Call 02/19/26)	330	323,070
NVIDIA Corp.
3.20%, 09/16/26 (Call 06/16/26)	200	201,438

		717,172
SOFTWARE — 2.80%
Activision Blizzard Inc.
3.40%, 09/15/26 (Call 06/15/26)	145	146,876
Electronic Arts Inc.
4.80%, 03/01/26 (Call 12/01/25)	50	55,190
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)	385	373,754
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	865	835,261
Oracle Corp.
2.65%, 07/15/26 (Call 04/15/26)	730	716,539

		2,127,620
TELECOMMUNICATIONS — 2.56%
AT&T Inc.
4.13%, 02/17/26 (Call 11/17/25)	714	732,264
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)	370	359,581
2.95%, 02/28/26	125	125,894
Pacific Bell Telephone Co.
7.13%, 03/15/26	50	61,592
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	75	72,448
Verizon Communications Inc.
2.63%, 08/15/26	629	593,499

		1,945,278
TRANSPORTATION — 1.26%
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)	25	24,836
CSX Corp.
2.60%, 11/01/26 (Call 08/01/26)	255	244,040
FedEx Corp.
3.25%, 04/01/26 (Call 01/01/26)	135	136,905
Norfolk Southern Corp.
2.90%, 06/15/26 (Call 03/15/26)	265	262,846

Security	Principal or Shares (000s)	Value
Union Pacific Corp.
2.75%, 03/01/26 (Call 12/01/25)[a]	$195	$193,194
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)[a]	100	96,293

		958,114

TOTAL CORPORATE BONDS & NOTES
(Cost: $74,847,485)		74,977,088

SHORT-TERM INVESTMENTS — 9.04%

MONEY MARKET FUNDS — 9.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,d,e]	6,221	6,221,817
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	650	649,731

		6,871,548

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,871,905)		6,871,548

TOTAL INVESTMENTS IN SECURITIES — 107.62%
(Cost: $81,719,390)[f]		81,848,636
Other Assets, Less Liabilities — (7.62)%		(5,793,792)

NET ASSETS — 100.00%		$76,054,844

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $81,728,619. Net unrealized appreciation was $120,017, of which $395,653 represented gross unrealized appreciation on investments and $275,636 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2026 TERM CORPORATE ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	—	6,221	[b]	—	6,221	$6,221,817	$(703)	$(357)	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	191	459	[b]	—	650	649,731	6	—	2,222

						$6,871,548	$(697)	$(357)	$2,222

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$74,977,088	$—	$74,977,088
Money market funds	6,871,548	—	—	6,871,548

Total	$6,871,548	$74,977,088	$—	$81,848,636

See notes to financial statements.

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.93%

AEROSPACE & DEFENSE — 1.87%
Embraer Netherlands Finance BV
5.40%, 02/01/27	$25	$26,780
Northrop Grumman Corp.
3.20%, 02/01/27 (Call 11/01/26)	25	25,227
Raytheon Co.
7.20%, 08/15/27	25	33,509
Rockwell Collins Inc.
3.50%, 03/15/27 (Call 12/15/26)	50	51,284
United Technologies Corp.
3.13%, 05/04/27 (Call 02/04/27)	50	50,050

		186,850
AGRICULTURE — 2.01%
BAT Capital Corp.
3.56%, 08/15/27 (Call 05/15/27)[a]	175	175,464
Philip Morris International Inc.
3.13%, 08/17/27 (Call 05/17/27)	25	25,018

		200,482
AIRLINES — 1.39%
American Airlines Pass Through Trust
Series 2015-1, Class A
3.38%, 05/01/27	90	90,755
United Airlines Pass Through Trust
Series 2015-1, Class AA
3.45%, 12/01/27	48	48,411

		139,166
AUTO MANUFACTURERS — 1.03%
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	25	25,460
General Motors Financial Co. Inc.
4.35%, 01/17/27 (Call 10/17/26)	50	51,486
Toyota Motor Credit Corp.
3.20%, 01/11/27	25	25,457

		102,403
AUTO PARTS & EQUIPMENT — 0.50%
Lear Corp.
3.80%, 09/15/27 (Call 06/15/27)	50	50,288

		50,288
BANKS — 17.21%
Bank of America Corp.
3.25%, 10/21/27 (Call 10/21/26)	150	147,595
4.18%, 11/25/27 (Call 11/25/26)	75	78,189

Security	Principal (000s)	Value
Bank of New York Mellon Corp. (The)
3.25%, 05/16/27 (Call 02/16/27)	$50	$50,539
Bank One Corp.
8.00%, 04/29/27	50	66,438
Capital One Financial Corp.
3.75%, 03/09/27 (Call 02/09/27)	75	75,883
Citigroup Inc.
4.45%, 09/29/27	175	184,856
Goldman Sachs Group Inc. (The)
3.85%, 01/26/27 (Call 01/26/26)	175	179,111
5.95%, 01/15/27	25	29,286
JPMorgan Chase & Co.
3.63%, 12/01/27 (Call 12/01/26)	50	50,252
4.25%, 10/01/27	50	52,833
Mitsubishi UFJ Financial Group Inc.
3.29%, 07/25/27	75	74,794
3.68%, 02/22/27	50	51,499
Morgan Stanley
3.63%, 01/20/27	160	162,910
3.95%, 04/23/27	75	76,360
Santander Holdings USA Inc.
4.40%, 07/13/27 (Call 04/13/27)[a]	50	51,505
Sumitomo Mitsui Financial Group Inc.
3.36%, 07/12/27	75	75,538
3.45%, 01/11/27	50	50,632
U.S. Bancorp.
Series X
3.15%, 04/27/27 (Call 03/27/27)	50	50,228
Wells Fargo & Co.
4.30%, 07/22/27	150	158,617
Westpac Banking Corp.
3.35%, 03/08/27	50	50,791

		1,717,856
BEVERAGES — 0.25%
Constellation Brands Inc.
3.50%, 05/09/27 (Call 02/09/27)	25	25,341

		25,341
BIOTECHNOLOGY — 0.74%
Gilead Sciences Inc.
2.95%, 03/01/27 (Call 12/01/26)	75	73,871

		73,871
BUILDING MATERIALS — 0.75%
Martin Marietta Materials Inc.
3.45%, 06/01/27 (Call 03/01/27)	25	24,790

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Masco Corp.
3.50%, 11/15/27 (Call 08/15/27)	$25	$24,825
Vulcan Materials Co.
3.90%, 04/01/27 (Call 01/01/27)	25	25,681

		75,296
CHEMICALS — 1.52%
LYB International Finance II BV
3.50%, 03/02/27 (Call 12/02/26)	50	49,981
RPM International Inc.
3.75%, 03/15/27 (Call 12/15/26)	25	25,416
Sherwin-Williams Co. (The)
3.45%, 06/01/27 (Call 03/01/27)	75	76,210

		151,607
COMMERCIAL SERVICES — 0.24%
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)	25	24,241

		24,241
COMPUTERS — 3.70%
Apple Inc.
3.35%, 02/09/27 (Call 11/09/26)	225	231,210
DXC Technology Co.
4.75%, 04/15/27 (Call 01/15/27)	25	26,865
International Business Machines Corp.
6.22%, 08/01/27	50	62,532
Seagate HDD Cayman
4.88%, 06/01/27 (Call 03/01/27)[b]	50	48,842

		369,449
COSMETICS & PERSONAL CARE — 1.25%
Procter & Gamble Co. (The)
2.85%, 08/11/27	25	24,870
Unilever Capital Corp.
2.90%, 05/05/27 (Call 02/05/27)	100	99,339

		124,209
DIVERSIFIED FINANCIAL SERVICES — 5.36%
Air Lease Corp.
3.63%, 04/01/27 (Call 01/01/27)	25	25,163
American Express Credit Corp.
3.30%, 05/03/27 (Call 04/03/27)	100	101,123
Cboe Global Markets Inc.
3.65%, 01/12/27 (Call 10/12/26)	75	76,780
Charles Schwab Corp. (The)
3.20%, 03/02/27 (Call 12/02/26)	50	50,495

Security	Principal (000s)	Value
Discover Financial Services
4.10%, 02/09/27 (Call 11/09/26)	$75	$76,864
E*TRADE Financial Corp.
3.80%, 08/24/27 (Call 05/24/27)	25	25,213
Eaton Vance Corp.
3.50%, 04/06/27 (Call 01/06/27)	25	25,545
Intercontinental Exchange Inc.
3.10%, 09/15/27 (Call 06/15/27)	25	24,893
Jefferies Group LLC
4.85%, 01/15/27	50	53,247
ORIX Corp.
3.70%, 07/18/27	25	25,223
TD Ameritrade Holding Corp.
3.30%, 04/01/27 (Call 01/01/27)	50	50,617

		535,163
ELECTRIC — 5.12%
Appalachian Power Co.
3.30%, 06/01/27 (Call 03/01/27)	15	15,129
Black Hills Corp.
3.15%, 01/15/27 (Call 07/15/26)	50	49,166
CMS Energy Corp.
3.45%, 08/15/27 (Call 05/15/27)	25	25,389
Commonwealth Edison Co.
2.95%, 08/15/27 (Call 05/15/27)	25	24,789
Connecticut Light & Power Co. (The)
Series A
3.20%, 03/15/27 (Call 12/15/26)	25	25,372
DTE Energy Co.
3.80%, 03/15/27 (Call 12/15/26)	25	25,871
Duke Energy Corp.
3.15%, 08/15/27 (Call 05/15/27)	50	49,731
Duke Energy Florida LLC
3.20%, 01/15/27 (Call 10/15/26)	25	25,238
Entergy Louisiana LLC
3.12%, 09/01/27 (Call 06/01/27)	25	25,139
FirstEnergy Corp. Series B
3.90%, 07/15/27 (Call 04/15/27)	65	66,359
Georgia Power Co.
3.25%, 03/30/27 (Call 12/30/26)	50	50,168
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27 (Call 02/01/27)	50	51,593
Public Service Electric & Gas Co.
3.00%, 05/15/27 (Call 02/15/27)	25	24,969

136	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Virginia Electric & Power Co.
Series A
3.50%, 03/15/27 (Call 12/15/26)	$50	$51,745

		510,658
ELECTRICAL COMPONENTS & EQUIPMENT — 0.25%
Hubbell Inc.
3.15%, 08/15/27 (Call 05/15/27)	25	24,910

		24,910
ELECTRONICS — 0.26%
Tech Data Corp.
4.95%, 02/15/27 (Call 11/16/26)	25	26,305

		26,305
FOOD — 2.37%
General Mills Inc.
3.20%, 02/10/27 (Call 11/10/26)	25	24,979
Kroger Co. (The)
3.70%, 08/01/27 (Call 05/01/27)	25	24,839
McCormick & Co. Inc./MD
3.40%, 08/15/27 (Call 05/15/27)	50	50,452
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)	60	59,948
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	75	76,471

		236,689
FOREST PRODUCTS & PAPER — 1.02%
Fibria Overseas Finance Ltd.
5.50%, 01/17/27	50	53,583
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	50	48,587

		102,170
GAS — 1.01%
Atmos Energy Corp.
3.00%, 06/15/27 (Call 03/15/27)	25	24,924
NiSource Finance Corp.
3.49%, 05/15/27 (Call 02/15/27)	50	50,744
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	25	24,849

		100,517
HEALTH CARE – PRODUCTS — 2.02%
Becton Dickinson and Co.
3.70%, 06/06/27 (Call 03/06/27)	100	100,911
Medtronic Global Holdings SCA
3.35%, 04/01/27 (Call 01/01/27)	50	51,161

Security	Principal (000s)	Value
Thermo Fisher Scientific Inc.
3.20%, 08/15/27 (Call 05/15/27)	$50	$49,619

		201,691
HEALTH CARE – SERVICES — 2.09%
Cigna Corp.
7.88%, 05/15/27	21	28,542
Humana Inc.
3.95%, 03/15/27 (Call 12/15/26)	50	52,055
Laboratory Corp. of America Holdings
3.60%, 09/01/27 (Call 06/01/27)	50	50,600
UnitedHealth Group Inc.
3.38%, 04/15/27	25	25,713
3.45%, 01/15/27	50	51,546

		208,456
INSURANCE — 1.53%
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)[a]	25	24,589
CNA Financial Corp.
3.45%, 08/15/27 (Call 05/10/27)	25	24,719
Mercury General Corp.
4.40%, 03/15/27 (Call 12/15/26)	25	25,659
Progressive Corp. (The)
2.45%, 01/15/27	50	47,454
XLIT Ltd.
6.25%, 05/15/27	25	29,736

		152,157
INTERNET — 2.27%
Amazon.com Inc.
3.15%, 08/22/27 (Call 05/22/27)[a]	175	176,041
eBay Inc.
3.60%, 06/05/27 (Call 03/05/27)	50	50,002

		226,043
LODGING — 0.51%
Wyndham Worldwide Corp.
4.50%, 04/01/27 (Call 01/01/27)	50	51,030

		51,030
MANUFACTURING — 0.76%
Hexcel Corp.
3.95%, 02/15/27 (Call 11/15/26)	25	25,550
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)[a]	25	25,284

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Textron Inc.
3.65%, 03/15/27 (Call 12/15/26)	$25	$25,464

		76,298
MEDIA — 3.17%
CBS Corp.
2.90%, 01/15/27 (Call 10/15/26)	25	23,662
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	125	117,327
3.30%, 02/01/27 (Call 11/01/26)	25	25,342
Time Warner Inc.
3.80%, 02/15/27 (Call 11/15/26)	75	74,939
Walt Disney Co. (The)
2.95%, 06/15/27	75	74,740

		316,010
OIL & GAS — 4.65%
BP Capital Markets PLC
3.02%, 01/16/27 (Call 10/16/26)	100	99,000
3.28%, 09/19/27 (Call 06/19/27)	35	35,219
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (Call 03/01/27)	75	76,646
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)[a]	50	50,063
Cimarex Energy Co.
3.90%, 05/15/27 (Call 02/15/27)	50	51,446
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	25	24,915
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	50	50,325
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	50	51,340
Occidental Petroleum Corp.
3.00%, 02/15/27 (Call 11/15/26)	25	24,950

		463,904
PACKAGING & CONTAINERS — 0.25%
WestRock Co.
3.38%, 09/15/27 (Call 06/15/27)[a]	25	24,837

		24,837
PHARMACEUTICALS — 3.50%
AstraZeneca PLC
3.13%, 06/12/27 (Call 03/12/27)	50	49,548
Cardinal Health Inc.
3.41%, 06/15/27 (Call 03/15/27)	75	74,038

Security	Principal (000s)	Value
Eli Lilly & Co.
3.10%, 05/15/27 (Call 02/15/27)	$75	$75,981
Express Scripts Holding Co.
3.40%, 03/01/27 (Call 12/01/26)	75	73,604
Johnson & Johnson
2.95%, 03/03/27 (Call 12/03/26)	25	25,347
Novartis Capital Corp.
3.10%, 05/17/27 (Call 02/17/27)	50	50,821

		349,339
PIPELINES — 4.12%
Boardwalk Pipelines LP
4.45%, 07/15/27 (Call 04/15/27)	25	25,671
Enable Midstream Partners LP
4.40%, 03/15/27 (Call 12/15/26)	50	51,252
Enbridge Inc.
3.70%, 07/15/27 (Call 04/15/27)	50	50,661
Energy Transfer LP
4.20%, 04/15/27 (Call 01/15/27)	25	25,345
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)	50	51,443
ONEOK Inc.
4.00%, 07/13/27 (Call 04/13/27)	50	50,929
Sabine Pass Liquefaction LLC
5.00%, 03/15/27 (Call 09/15/26)	75	80,612
Williams Partners LP
3.75%, 06/15/27 (Call 03/15/27)	75	75,337

		411,250
REAL ESTATE INVESTMENT TRUSTS — 6.79%
Alexandria Real Estate Equities Inc.
3.95%, 01/15/27 (Call 10/15/26)	25	25,586
American Tower Corp.
3.13%, 01/15/27 (Call 10/15/26)	50	48,270
AvalonBay Communities Inc.
3.35%, 05/15/27 (Call 02/15/27)	25	25,315
Brixmor Operating Partnership LP
3.90%, 03/15/27 (Call 12/15/26)	25	24,806
Crown Castle International Corp.
3.65%, 09/01/27 (Call 06/01/27)	75	74,828
DDR Corp.
4.70%, 06/01/27 (Call 03/01/27)	25	25,973
Digital Realty Trust LP
3.70%, 08/15/27 (Call 05/15/27)	50	50,789
EPR Properties
4.50%, 06/01/27 (Call 03/01/27)	25	25,404

138	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Essex Portfolio LP
3.63%, 05/01/27 (Call 02/01/27)	$25	$25,244
Federal Realty Investment Trust
3.25%, 07/15/27 (Call 04/15/27)	25	24,770
Healthcare Trust of America Holdings LP
3.75%, 07/01/27 (Call 04/01/27)	25	25,009
Hospitality Properties Trust
4.95%, 02/15/27 (Call 08/15/26)	25	26,529
Kimco Realty Corp.
3.80%, 04/01/27 (Call 01/01/27)	25	25,325
Mid-America Apartments LP
3.60%, 06/01/27 (Call 03/01/27)	25	25,144
Omega Healthcare Investors Inc.
4.50%, 04/01/27 (Call 01/01/27)	50	49,753
Physicians Realty LP
4.30%, 03/15/27 (Call 12/15/26)	25	25,550
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	25	23,906
Regency Centers LP
3.60%, 02/01/27 (Call 11/01/26)	25	25,060
Simon Property Group LP
3.38%, 06/15/27 (Call 03/15/27)	50	50,502
Ventas Realty LP
3.85%, 04/01/27 (Call 01/01/27)	25	25,467
VEREIT Operating Partnership LP
3.95%, 08/15/27 (Call 05/15/27)	25	24,936

		678,166
RETAIL — 3.60%
AutoZone Inc.
3.75%, 06/01/27 (Call 03/01/27)	50	50,691
Costco Wholesale Corp.
3.00%, 05/18/27 (Call 02/18/27)	75	75,196
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)	50	51,072
Dollar General Corp.
3.88%, 04/15/27 (Call 01/15/27)	25	26,040
Lowe’s Companies Inc.
3.10%, 05/03/27 (Call 02/03/27)	75	75,160
O’Reilly Automotive Inc.
3.60%, 09/01/27 (Call 06/01/27)	25	25,187
Tapestry Inc.
4.13%, 07/15/27 (Call 04/15/27)	25	25,180

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
5.88%, 04/05/27	$25	$31,211

		359,737
SEMICONDUCTORS — 4.60%
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	75	76,808
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.88%, 01/15/27 (Call 10/15/26)[a]	225	231,511
Intel Corp.
3.15%, 05/11/27 (Call 02/11/27)	25	25,442
Maxim Integrated Products Inc.
3.45%, 06/15/27 (Call 03/15/27)	25	25,389
QUALCOMM Inc.
3.25%, 05/20/27 (Call 02/20/27)	100	100,140

		459,290
SOFTWARE — 3.59%
Activision Blizzard Inc.
3.40%, 06/15/27 (Call 03/15/27)	25	25,118
Autodesk Inc.
3.50%, 06/15/27 (Call 03/15/27)	25	24,907
CA Inc.
4.70%, 03/15/27 (Call 12/15/26)	25	26,265
Microsoft Corp.
3.30%, 02/06/27 (Call 11/06/26)[b]	200	206,760
VMware Inc.
3.90%, 08/21/27 (Call 05/21/27)	75	75,366

		358,416
TELECOMMUNICATIONS — 5.09%
AT&T Inc.
3.90%, 08/14/27 (Call 05/14/27)	225	224,046
4.25%, 03/01/27 (Call 12/01/26)	75	76,945
TELUS Corp.
3.70%, 09/15/27 (Call 06/15/27)	75	77,006
Verizon Communications Inc.
4.13%, 03/16/27[b]	125	130,252

		508,249
TEXTILES — 0.52%
Cintas Corp. No. 2
3.70%, 04/01/27 (Call 01/01/27)	50	52,150

		52,150

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
TRANSPORTATION — 1.26%
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	$75	$75,075
Norfolk Southern Corp.
3.15%, 06/01/27 (Call 03/01/27)	50	50,168

		125,243
TRUCKING & LEASING — 0.26%
GATX Corp.
3.85%, 03/30/27 (Call 12/30/26)	25	25,659

		25,659

WATER — 0.50%
American Water Capital Corp.
2.95%, 09/01/27 (Call 06/01/27)	50	49,739

		49,739

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,898,155)		9,875,135

SHORT-TERM INVESTMENTS — 4.39%

MONEY MARKET FUNDS — 4.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,d,e]	399	398,750

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	40	$40,019

		438,769

TOTAL SHORT-TERM INVESTMENTS
(Cost: $438,769)		438,769

TOTAL INVESTMENTS IN SECURITIES — 103.32%
(Cost: $10,336,924)[f]		10,313,904
Other Assets, Less Liabilities — (3.32)%		(331,646)

NET ASSETS — 100.00%		$9,982,258

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $10,336,924. Net unrealized depreciation was $23,020, of which $18,066 represented gross unrealized appreciation on investments and $41,086 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 9/12/17 [a] (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	399	[c]	—	399	$398,750	$—	$—	$—	[d]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	40	[c]	—	40	40,019	—	—	64

						$438,769	$—	$—	$64

[a]	The Fund commenced operations on September 12, 2017.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.
[d]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

140	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2027 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$9,875,135	$—	$9,875,135
Money market funds	438,769	—	—	438,769

Total	$438,769	$9,875,135	$—	$10,313,904

See notes to financial statements.

SCHEDULES OF INVESTMENTS	141

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares iBonds Dec 2017 Term Corporate ETF	iShares iBonds Dec 2018 Term Corporate ETF	iShares iBonds Dec 2019 Term Corporate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$25,555,294	$324,886,966	$407,706,128
Affiliated (Note 2)	122,119,604	20,373,270	20,482,436

Total cost of investments in securities	$147,674,898	$345,260,236	$428,188,564

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$25,552,224	$324,845,993	$407,723,729
Affiliated (Note 2)	122,119,635	20,371,107	20,471,630
Cash	—	8,344	—
Receivables:
Due from custodian (Note 4)	—	151,264	461,399
Dividends and interest	398,294	2,677,952	3,367,818

Total Assets	148,070,153	348,054,660	432,024,576

LIABILITIES
Payables:
Investment securities purchased	—	151,264	1,739,632
Collateral for securities on loan (Note 1)	297,078	12,181,400	11,234,870
Investment advisory fees (Note 2)	3,564	26,502	34,260

Total Liabilities	300,642	12,359,166	13,008,762

NET ASSETS	$147,769,511	$335,695,494	$419,015,814

Net assets consist of:
Paid-in capital	$147,630,598	$335,418,290	$418,428,554
Undistributed net investment income	125,544	314,549	467,532
Undistributed net realized gain	16,408	5,791	112,933
Net unrealized appreciation (depreciation)	(3,039)	(43,136)	6,795

NET ASSETS	$147,769,511	$335,695,494	$419,015,814

Shares outstanding[b]	5,950,000	13,350,000	16,800,000

Net asset value per share	$24.84	$25.15	$24.94

[a]	Securities on loan with values of $286,504, $11,828,171 and $10,906,816, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

142	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2017

	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF	iShares iBonds Dec 2022 Term Corporate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$418,860,760	$469,417,892	$341,696,766
Affiliated (Note 2)	20,861,619	26,284,548	27,280,666

Total cost of investments in securities	$439,722,379	$495,702,440	$368,977,432

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$420,029,364	$471,377,222	$344,713,430
Affiliated (Note 2)	20,860,781	26,283,352	27,287,359
Cash	—	1,050	—
Receivables:
Investment securities sold	—	—	410,362
Due from custodian (Note 4)	647,868	292,779	146,909
Dividends and interest	3,262,443	4,069,428	2,869,655
Capital shares sold	—	549,266	—

Total Assets	444,800,456	502,573,097	375,427,715

LIABILITIES
Payables:
Investment securities purchased	1,401,488	292,779	848,210
Collateral for securities on loan (Note 1)	11,838,818	20,635,512	22,743,888
Investment advisory fees (Note 2)	35,046	37,578	28,904

Total Liabilities	13,275,352	20,965,869	23,621,002

NET ASSETS	$431,525,104	$481,607,228	$351,806,713

Net assets consist of:
Paid-in capital	$429,819,933	$479,024,662	$348,167,107
Undistributed net investment income	567,144	697,208	559,703
Undistributed net realized gain (accumulated net realized loss)	(29,739)	(72,776)	56,546
Net unrealized appreciation	1,167,766	1,958,134	3,023,357

NET ASSETS	$431,525,104	$481,607,228	$351,806,713

Shares outstanding[b]	16,950,000	19,300,000	14,000,000

Net asset value per share	$25.46	$24.95	$25.13

[a]	Securities on loan with values of $11,469,217, $19,995,531 and $22,021,128, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	143

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2017

	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$209,500,425	$159,220,038	$226,918,842
Affiliated (Note 2)	18,077,651	11,635,316	17,750,148

Total cost of investments in securities	$227,578,076	$170,855,354	$244,668,990

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$211,677,704	$161,680,006	$230,550,988
Affiliated (Note 2)	18,084,015	11,644,132	17,766,009
Receivables:
Due from custodian (Note 4)	—	—	113,393
Dividends and interest	1,859,315	1,518,417	2,260,993

Total Assets	231,621,034	174,842,555	250,691,383

LIABILITIES
Payables:
Investment securities purchased	704,205	264,302	371,476
Collateral for securities on loan (Note 1)	13,935,615	9,981,215	14,621,720
Investment advisory fees (Note 2)	17,721	13,386	19,394

Total Liabilities	14,657,541	10,258,903	15,012,590

NET ASSETS	$216,963,493	$164,583,652	$235,678,793

Net assets consist of:
Paid-in capital	$214,355,312	$161,970,395	$231,656,981
Undistributed net investment income	365,785	302,098	491,006
Undistributed net realized gain (accumulated net realized loss)	58,753	(157,625)	(117,201)
Net unrealized appreciation	2,183,643	2,468,784	3,648,007

NET ASSETS	$216,963,493	$164,583,652	$235,678,793

Shares outstanding[b]	8,600,000	6,550,000	9,400,000

Net asset value per share	$25.23	$25.13	$25.07

[a]	Securities on loan with values of $13,479,282, $9,641,978 and $14,134,552, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

144	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2017

	iShares iBonds Dec 2026 Term Corporate ETF	iShares iBonds Dec 2027 Term Corporate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$74,847,485	$9,898,155
Affiliated (Note 2)	6,871,905	438,769

Total cost of investments in securities	$81,719,390	$10,336,924

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$74,977,088	$9,875,135
Affiliated (Note 2)	6,871,548	438,769
Receivables:
Investment securities sold	73,323	—
Due from custodian (Note 4)	464,172	26,054
Dividends and interest	644,723	92,981

Total Assets	83,030,854	10,432,939

LIABILITIES
Payables:
Investment securities purchased	674,029	51,085
Collateral for securities on loan (Note 1)	6,222,878	398,750
Due to custodian	73,323	—
Investment advisory fees (Note 2)	5,780	846

Total Liabilities	6,976,010	450,681

NET ASSETS	$76,054,844	$9,982,258

Net assets consist of:
Paid-in capital	$75,813,809	$9,964,156
Undistributed net investment income	136,514	41,938
Accumulated net realized loss	(24,725)	(816)
Net unrealized appreciation (depreciation)	129,246	(23,020)

NET ASSETS	$76,054,844	$9,982,258

Shares outstanding[b]	3,100,000	400,000

Net asset value per share	$24.53	$24.96

[a]	Securities on loan with values of $6,008,904 and $385,855, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	145

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Dec 2017 Term Corporate ETF	iShares iBonds Dec 2018 Term Corporate ETF	iShares iBonds Dec 2019 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$451,105	$58,098	$22,239
Interest — unaffiliated	1,299,405	4,136,149	5,956,313
Interest — affiliated (Note 2)	7,768	39,448	64,246
Securities lending income — affiliated — net (Note 2)	16,503	19,374	26,949

Total investment income	1,774,781	4,253,069	6,069,747

EXPENSES
Investment advisory fees (Note 2)	146,052	254,707	304,256
Proxy fees	3,134	5,722	6,616

Total expenses	149,186	260,429	310,872
Less investment advisory fees waived (Note 2)	(46,004)	(6,844)	(2,721)

Net expenses	103,182	253,585	308,151

Net investment income	1,671,599	3,999,484	5,761,596

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,696	60,849	140,446
Investments — affiliated (Note 2)	1,850	300	1,312
In-kind redemptions — unaffiliated	6,319	—	—
Realized gain distributions from affiliated funds	471	332	131

Net realized gain	23,336	61,481	141,889

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(115,717)	(407,913)	(1,018,319)
Investments — affiliated (Note 2)	(415)	(3,870)	(18,063)

Net change in unrealized appreciation/depreciation	(116,132)	(411,783)	(1,036,382)

Net realized and unrealized loss	(92,796)	(350,302)	(894,493)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,578,803	$3,649,182	$4,867,103

See notes to financial statements.

146	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF	iShares iBonds Dec 2022 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$21,934	$19,228	$12,468
Interest — unaffiliated	7,033,391	8,584,637	6,855,453
Interest — affiliated (Note 2)	60,295	26,869	52,041
Securities lending income — affiliated — net (Note 2)	33,339	65,876	42,745

Total investment income	7,148,959	8,696,610	6,962,707

EXPENSES
Investment advisory fees (Note 2)	309,187	335,357	241,423
Proxy fees	6,662	7,324	5,395

Total expenses	315,849	342,681	246,818
Less investment advisory fees waived (Note 2)	(2,657)	(2,237)	(1,639)

Net expenses	313,192	340,444	245,179

Net investment income	6,835,767	8,356,166	6,717,528

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	94,943	(19,884)	72,159
Investments — affiliated (Note 2)	1,413	602	240
Realized gain distributions from affiliated funds	176	66	71

Net realized gain (loss)	96,532	(19,216)	72,470

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(775,176)	(410,319)	(25,554)
Investments — affiliated (Note 2)	(16,638)	(4,707)	(8,533)

Net change in unrealized appreciation/depreciation	(791,814)	(415,026)	(34,087)

Net realized and unrealized gain (loss)	(695,282)	(434,242)	38,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,140,485	$7,921,924	$6,755,911

See notes to financial statements.

FINANCIAL STATEMENTS	147

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$14,422	$5,573	$6,990
Interest — unaffiliated	4,550,905	3,812,276	5,453,663
Interest — affiliated (Note 2)	15,212	14,760	33,207
Securities lending income — affiliated — net (Note 2)	33,217	32,241	47,145

Total investment income	4,613,756	3,864,850	5,541,005

EXPENSES
Investment advisory fees (Note 2)	148,744	115,335	158,181
Proxy fees	3,157	2,569	3,600

Total expenses	151,901	117,904	161,781
Less investment advisory fees waived (Note 2)	(1,545)	(712)	(818)

Net expenses	150,356	117,192	160,963

Net investment income	4,463,400	3,747,658	5,380,042

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	68,173	(95,982)	8,859
Investments — affiliated (Note 2)	(2)	(530)	(855)
In-kind redemptions — unaffiliated	94,083	—	—
Realized gain distributions from affiliated funds	15	35	16

Net realized gain (loss)	162,269	(96,477)	8,020

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	666,549	1,290,990	1,998,631
Investments — affiliated (Note 2)	(1,561)	2,867	5,005

Net change in unrealized appreciation/depreciation	664,988	1,293,857	2,003,636

Net realized and unrealized gain	827,257	1,197,380	2,011,656

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,290,657	$4,945,038	$7,391,698

See notes to financial statements.

148	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Dec 2026 Term Corporate ETF	iShares iBonds Dec 2027 Term Corporate ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$2,222	$64
Interest — unaffiliated	1,081,310	43,186
Securities lending income — affiliated — net (Note 2)	10,344	3

Total investment income	1,093,876	43,253

EXPENSES
Investment advisory fees (Note 2)	32,196	1,315
Proxy fees	575	—

Total expenses	32,771	1,315
Less investment advisory fees waived (Note 2)	(246)	—

Net expenses	32,525	1,315

Net investment income	1,061,351	41,938

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(22,309)	(816)
Investments — affiliated (Note 2)	(703)	—
Realized gain distributions from affiliated funds	6	—

Net realized loss	(23,006)	(816)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	188,920	(23,020)
Investments — affiliated (Note 2)	(357)	—

Net change in unrealized appreciation/depreciation	188,563	(23,020)

Net realized and unrealized gain (loss)	165,557	(23,836)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,226,908	$18,102

[a]	For the period from September 12, 2017 (commencement of operations) to October 31, 2017.

See notes to financial statements.

FINANCIAL STATEMENTS	149

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Dec 2017 Term Corporate ETF		iShares iBonds Dec 2018 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,671,599	$926,830	$3,999,484	$1,773,608
Net realized gain (loss)	23,336	15,968	61,481	(48,538)
Net change in unrealized appreciation/depreciation	(116,132)	146,035	(411,783)	619,185

Net increase in net assets resulting from operations	1,578,803	1,088,833	3,649,182	2,344,255

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,633,347)	(854,091)	(3,842,630)	(1,673,272)

Total distributions to shareholders	(1,633,347)	(854,091)	(3,842,630)	(1,673,272)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	70,767,717	95,468,360	172,181,858	110,436,724
Cost of shares redeemed	(37,231,809)	—	—	—

Net increase in net assets from capital share transactions	33,535,908	95,468,360	172,181,858	110,436,724

INCREASE IN NET ASSETS	33,481,364	95,703,102	171,988,410	111,107,707

NET ASSETS
Beginning of year	114,288,147	18,585,045	163,707,084	52,599,377

End of year	$147,769,511	$114,288,147	$335,695,494	$163,707,084

Undistributed net investment income included in net assets at end of year	$125,544	$86,832	$314,549	$157,370

SHARES ISSUED AND REDEEMED
Shares sold	2,850,000	3,850,000	6,850,000	4,400,000
Shares redeemed	(1,500,000)	—	—	—

Net increase in shares outstanding	1,350,000	3,850,000	6,850,000	4,400,000

See notes to financial statements.

150	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2019 Term Corporate ETF		iShares iBonds Dec 2020 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,761,596	$2,174,182	$6,835,767	$3,062,772
Net realized gain (loss)	141,889	(28,828)	96,532	(113,156)
Net change in unrealized appreciation/depreciation	(1,036,382)	1,165,958	(791,814)	2,201,831

Net increase in net assets resulting from operations	4,867,103	3,311,312	6,140,485	5,151,447

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,471,294)	(2,023,842)	(6,535,072)	(2,862,596)

Total distributions to shareholders	(5,471,294)	(2,023,842)	(6,535,072)	(2,862,596)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	225,510,107	166,829,761	219,587,409	164,793,534

Net increase in net assets from capital share transactions	225,510,107	166,829,761	219,587,409	164,793,534

INCREASE IN NET ASSETS	224,905,916	168,117,231	219,192,822	167,082,385

NET ASSETS
Beginning of year	194,109,898	25,992,667	212,332,282	45,249,897

End of year	$419,015,814	$194,109,898	$431,525,104	$212,332,282

Undistributed net investment income included in net assets at end of year	$467,532	$177,102	$567,144	$266,277

SHARES ISSUED
Shares sold	9,050,000	6,700,000	8,650,000	6,500,000

Net increase in shares outstanding	9,050,000	6,700,000	8,650,000	6,500,000

See notes to financial statements.

FINANCIAL STATEMENTS	151

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2021 Term Corporate ETF		iShares iBonds Dec 2022 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,356,166	$2,836,264	$6,717,528	$2,350,983
Net realized gain (loss)	(19,216)	(40,260)	72,470	(10,470)
Net change in unrealized appreciation/depreciation	(415,026)	2,544,992	(34,087)	3,240,997

Net increase in net assets resulting from operations	7,921,924	5,340,996	6,755,911	5,581,510

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,897,854)	(2,626,067)	(6,345,610)	(2,191,302)

Total distributions to shareholders	(7,897,854)	(2,626,067)	(6,345,610)	(2,191,302)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	275,553,980	186,156,763	213,438,762	121,130,394

Net increase in net assets from capital share transactions	275,553,980	186,156,763	213,438,762	121,130,394

INCREASE IN NET ASSETS	275,578,050	188,871,692	213,849,063	124,520,602

NET ASSETS
Beginning of year	206,029,178	17,157,486	137,957,650	13,437,048

End of year	$481,607,228	$206,029,178	$351,806,713	$137,957,650

Undistributed net investment income included in net assets at end of year	$697,208	$238,831	$559,703	$187,715

SHARES ISSUED
Shares sold	11,100,000	7,500,000	8,550,000	4,900,000

Net increase in shares outstanding	11,100,000	7,500,000	8,550,000	4,900,000

See notes to financial statements.

152	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2023 Term Corporate ETF		iShares iBonds Dec 2024 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,463,400	$1,502,313	$3,747,658	$1,191,271
Net realized gain (loss)	162,269	14,655	(96,477)	(53,551)
Net change in unrealized appreciation/depreciation	664,988	1,757,601	1,293,857	1,466,150

Net increase in net assets resulting from operations	5,290,657	3,274,569	4,945,038	2,603,870

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,243,648)	(1,383,779)	(3,560,867)	(1,105,243)

Total distributions to shareholders	(4,243,648)	(1,383,779)	(3,560,867)	(1,105,243)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	133,536,716	73,277,549	100,146,934	50,673,846
Cost of shares redeemed	(3,740,719)	—	—	—

Net increase in net assets from capital share transactions	129,795,997	73,277,549	100,146,934	50,673,846

INCREASE IN NET ASSETS	130,843,006	75,168,339	101,531,105	52,172,473

NET ASSETS
Beginning of year	86,120,487	10,952,148	63,052,547	10,880,074

End of year	$216,963,493	$86,120,487	$164,583,652	$63,052,547

Undistributed net investment income included in net assets at end of year	$365,785	$146,018	$302,098	$115,273

SHARES ISSUED AND REDEEMED
Shares sold	5,350,000	2,950,000	4,050,000	2,050,000
Shares redeemed	(150,000)	—	—	—

Net increase in shares outstanding	5,200,000	2,950,000	4,050,000	2,050,000

See notes to financial statements.

FINANCIAL STATEMENTS	153

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2025 Term Corporate ETF		iShares iBonds Dec 2026 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Period from September 13, 2016[a] to October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,380,042	$1,470,072	$1,061,351	$42,462
Net realized gain (loss)	8,020	(30,610)	(23,006)	(1,714)
Net change in unrealized appreciation/depreciation	2,003,636	1,876,271	188,563	(59,317)

Net increase (decrease) in net assets resulting from operations	7,391,698	3,315,733	1,226,908	(18,569)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,042,617)	(1,347,155)	(967,305)	—

Total distributions to shareholders	(5,042,617)	(1,347,155)	(967,305)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	163,989,935	56,521,415	62,137,358	13,676,452

Net increase in net assets from capital share transactions	163,989,935	56,521,415	62,137,358	13,676,452

INCREASE IN NET ASSETS	166,339,016	58,489,993	62,396,961	13,657,883

NET ASSETS
Beginning of period	69,339,777	10,849,784	13,657,883	—

End of period	$235,678,793	$69,339,777	$76,054,844	$13,657,883

Undistributed net investment income included in net assets at end of period	$491,006	$153,565	$136,514	$42,462

SHARES ISSUED
Shares sold	6,650,000	2,300,000	2,550,000	550,000

Net increase in shares outstanding	6,650,000	2,300,000	2,550,000	550,000

[a]	Commencement of operations.

See notes to financial statements.

154	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares iBonds Dec 2027 Term Corporate ETF
Period from September 12, 2017[a] to October 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$41,938
Net realized loss	(816)
Net change in unrealized appreciation/depreciation	(23,020)

Net increase in net assets resulting from operations	18,102

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,964,156

Net increase in net assets from capital share transactions	9,964,156

INCREASE IN NET ASSETS	9,982,258

NET ASSETS
Beginning of period	—

End of period	$9,982,258

Undistributed net investment income included in net assets at end of period	$41,938

SHARES ISSUED
Shares sold	400,000

Net increase in shares outstanding	400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	155

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2017 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.85	$24.78	$24.75

Income from investment operations:
Net investment income[c]	0.28	0.34	0.19
Net realized and unrealized gain (loss)[d]	(0.01)	0.05	(0.00)[e]

Total from investment operations	0.27	0.39	0.19

Less distributions from:
Net investment income	(0.28)	(0.32)	(0.16)

Total distributions	(0.28)	(0.32)	(0.16)

Net asset value, end of period	$24.84	$24.85	$24.78

Total return	1.10%	1.58%	0.76%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$147,770	$114,288	$18,585
Ratio of expenses to average net assets[g]	0.07%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[g]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[g]	1.14%	1.35%	1.18%
Portfolio turnover rate[h]	0%	6%	7%[f]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Rounds to less than $0.01.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

156	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2018 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015[a]	Period from May 28, 2014[b] to Oct. 31, 2014[a]
Net asset value, beginning of period	$25.19	$25.05	$24.95	$25.07

Income from investment operations:
Net investment income[c]	0.39	0.41	0.39	0.16
Net realized and unrealized gain (loss)[d]	(0.04)	0.13	0.10	(0.15)

Total from investment operations	0.35	0.54	0.49	0.01

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.39)	(0.13)

Total distributions	(0.39)	(0.40)	(0.39)	(0.13)

Net asset value, end of period	$25.15	$25.19	$25.05	$24.95

Total return	1.39%	2.18%	1.97%	0.04%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$335,695	$163,707	$52,599	$9,982
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	1.57%	1.64%	1.57%	1.49%
Portfolio turnover rate[g]	10%	4%	9%	3%[e]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	157

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2019 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.05	$24.75	$24.75

Income from investment operations:
Net investment income[c]	0.47	0.50	0.32
Net realized and unrealized gain (loss)[d]	(0.12)	0.29	(0.05)

Total from investment operations	0.35	0.79	0.27

Less distributions from:
Net investment income	(0.46)	(0.49)	(0.27)

Total distributions	(0.46)	(0.49)	(0.27)

Net asset value, end of period	$24.94	$25.05	$24.75

Total return	1.41%	3.20%	1.14%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$419,016	$194,110	$25,993
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	1.89%	2.00%	1.98%
Portfolio turnover rate[g]	7%	7%	3%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

158	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2020 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Dec. 2, 2014[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.58	$25.14	$25.00

Income from investment operations:
Net investment income[c]	0.56	0.60	0.56
Net realized and unrealized gain (loss)[d]	(0.13)	0.42	0.05

Total from investment operations	0.43	1.02	0.61

Less distributions from:
Net investment income	(0.55)	(0.58)	(0.47)

Total distributions	(0.55)	(0.58)	(0.47)

Net asset value, end of period	$25.46	$25.58	$25.14

Total return	1.71%	4.12%	2.47%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$431,525	$212,332	$45,250
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.21%	2.34%	2.43%
Portfolio turnover rate[g]	4%	6%	10%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	159

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2021 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.13	$24.51	$24.75

Income from investment operations:
Net investment income[c]	0.62	0.64	0.41
Net realized and unrealized gain (loss)[d]	(0.20)	0.61	(0.30)

Total from investment operations	0.42	1.25	0.11

Less distributions from:
Net investment income	(0.60)	(0.63)	(0.35)

Total distributions	(0.60)	(0.63)	(0.35)

Net asset value, end of period	$24.95	$25.13	$24.51

Total return	1.71%	5.17%	0.46%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$481,607	$206,029	$17,157
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.49%	2.58%	2.60%
Portfolio turnover rate[g]	3%	14%	2%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

160	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2022 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.31	$24.43	$24.75

Income from investment operations:
Net investment income[c]	0.70	0.74	0.46
Net realized and unrealized gain (loss)[d]	(0.20)	0.86	(0.39)

Total from investment operations	0.50	1.60	0.07

Less distributions from:
Net investment income	(0.68)	(0.72)	(0.39)

Total distributions	(0.68)	(0.72)	(0.39)

Net asset value, end of period	$25.13	$25.31	$24.43

Total return	2.01%	6.66%	0.30%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$351,807	$137,958	$13,437
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.78%	2.95%	2.89%
Portfolio turnover rate[g]	7%	10%	6%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	161

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2023 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.33	$24.34	$24.75

Income from investment operations:
Net investment income[c]	0.75	0.78	0.47
Net realized and unrealized gain (loss)[d]	(0.12)	0.96	(0.48)

Total from investment operations	0.63	1.74	(0.01)

Less distributions from:
Net investment income	(0.73)	(0.75)	(0.40)

Total distributions	(0.73)	(0.75)	(0.40)

Net asset value, end of period	$25.23	$25.33	$24.34

Total return	2.57%	7.27%	(0.01)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$216,963	$86,120	$10,952
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.00%	3.10%	2.98%
Portfolio turnover rate[g]	8%	16%	7%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

162	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2024 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.22	$24.18	$24.75

Income from investment operations:
Net investment income[c]	0.81	0.82	0.49
Net realized and unrealized gain (loss)[d]	(0.11)	1.02	(0.64)

Total from investment operations	0.70	1.84	(0.15)

Less distributions from:
Net investment income	(0.79)	(0.80)	(0.42)

Total distributions	(0.79)	(0.80)	(0.42)

Net asset value, end of period	$25.13	$25.22	$24.18

Total return	2.85%	7.75%	(0.58)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$164,584	$63,053	$10,880
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.25%	3.30%	3.15%
Portfolio turnover rate[g]	8%	4%	3%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	163

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2025 Term Corporate ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.21	$24.11	$24.75

Income from investment operations:
Net investment income[c]	0.84	0.85	0.52
Net realized and unrealized gain (loss)[d]	(0.16)	1.07	(0.71)

Total from investment operations	0.68	1.92	(0.19)

Less distributions from:
Net investment income	(0.82)	(0.82)	(0.45)

Total distributions	(0.82)	(0.82)	(0.45)

Net asset value, end of period	$25.07	$25.21	$24.11

Total return	2.82%	8.10%	(0.77)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$235,679	$69,340	$10,850
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	3.40%	3.42%	3.33%
Portfolio turnover rate[g]	5%	6%	56%[e]

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

164	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2026 Term Corporate ETF

	Year ended Oct. 31, 2017	Period from Sep. 13, 2016[a] to Oct. 31, 2016
Net asset value, beginning of period	$24.83	$24.75

Income from investment operations:
Net investment income[b]	0.80	0.09
Net realized and unrealized gain (loss)[c]	(0.28)	(0.01)

Total from investment operations	0.52	0.08

Less distributions from:
Net investment income	(0.82)	—

Total distributions	(0.82)	—

Net asset value, end of period	$24.53	$24.83

Total return	2.20%	0.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$76,055	$13,658
Ratio of expenses to average net assets[e]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	n/a
Ratio of net investment income to average net assets[e]	3.30%	2.85%
Portfolio turnover rate[f]	6%	2%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	165

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2027 Term Corporate ETF

Period from Sep. 12, 2017[a] to Oct. 31, 2017
Net asset value, beginning of period	$24.86

Income from investment operations:
Net investment income[b]	0.11
Net realized and unrealized gain (loss)[c]	(0.01)

Total from investment operations	0.10

Net asset value, end of period	$24.96

Total return	0.40%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,982
Ratio of expenses to average net assets[e]	0.10%
Ratio of net investment income to average net assets[e]	3.19%
Portfolio turnover rate[f]	2%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

166	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2017 Term Corporate	Non-diversified
iBonds Dec 2018 Term Corporate[a]	Diversified
iBonds Dec 2019 Term Corporate	Non-diversified
iBonds Dec 2020 Term Corporate	Non-diversified
iBonds Dec 2021 Term Corporate	Non-diversified
iBonds Dec 2022 Term Corporate	Non-diversified

iShares ETF	Diversification Classification
iBonds Dec 2023 Term Corporate	Non-diversified
iBonds Dec 2024 Term Corporate	Non-diversified
iBonds Dec 2025 Term Corporate	Non-diversified
iBonds Dec 2026 Term Corporate	Non-diversified
iBonds Dec 2027 Term Corporate[b]	Non-diversified

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.
[b]	The Fund commenced operations on September 12, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements (Continued)

iSHARES® TRUST

use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may

168	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2017 Term Corporate
BMO Capital Markets	$167,486	$167,486	$—
Credit Suisse Securities (USA) LLC	45,042	45,042	—
Deutsche Bank Securities Inc.	1,000	1,000	—
JPMorgan Securities LLC	72,976	72,976	—

	$286,504	$286,504	$—

iBonds Dec 2018 Term Corporate
BMO Capital Markets	$3,844,350	$3,844,350	$—
BNP Paribas Prime Brokerage Inc.	265,225	265,225	—
BNP Paribas Prime Brokerage International Ltd.	1,697,428	1,697,428	—
Citigroup Global Markets Inc.	100,537	100,537	—
Credit Suisse Securities (USA) LLC	1,871,378	1,871,378	—
Deutsche Bank Securities Inc.	285,682	285,682	—
JPMorgan Securities LLC	1,464,764	1,464,764	—
Merrill Lynch, Pierce, Fenner & Smith	2,298,807	2,298,807	—

	$11,828,171	$11,828,171	$—

170	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2019 Term Corporate
BMO Capital Markets	$2,951,914	$2,951,914	$—
BNP Paribas Prime Brokerage Inc.	1,836,976	1,836,976	—
BNP Paribas Prime Brokerage International Ltd.	441,366	441,366	—
Citigroup Global Markets Inc.	160,517	160,517	—
Credit Suisse Securities (USA) LLC	443,397	443,397	—
Deutsche Bank Securities Inc.	883,825	883,825	—
Goldman Sachs & Co.	2,199,657	2,199,657	—
JPMorgan Securities LLC	108,396	108,396	—
Merrill Lynch, Pierce, Fenner & Smith	699,149	699,149	—
Morgan Stanley & Co. LLC	1,181,619	1,181,619	—

	$10,906,816	$10,906,816	$—

iBonds Dec 2020 Term Corporate
BMO Capital Markets	$581,449	$581,449	$—
BNP Paribas New York Branch	794,370	794,370	—
BNP Paribas Prime Brokerage Inc.	339,557	339,557	—
BNP Paribas Prime Brokerage International Ltd.	358,007	358,007	—
Citigroup Global Markets Inc.	225,972	225,972	—
Credit Suisse Securities (USA) LLC	288,871	288,871	—
Deutsche Bank Securities Inc.	2,374,533	2,374,533	—
Goldman Sachs & Co.	1,431,076	1,431,076	—
Jefferies LLC	1,189,852	1,189,852	—
JPMorgan Securities LLC	883,617	883,617	—
Merrill Lynch, Pierce, Fenner & Smith	2,147,630	2,147,630	—
Nomura Securities International Inc.	854,283	854,283	—

	$11,469,217	$11,469,217	$—

iBonds Dec 2021 Term Corporate
BMO Capital Markets	$605,257	$605,257	$—
BNP Paribas Prime Brokerage Inc.	30,474	30,474	—
Citigroup Global Markets Inc.	1,007,092	1,007,092	—
Credit Suisse Securities (USA) LLC	1,195,362	1,195,362	—
Deutsche Bank Securities Inc.	2,053,211	2,053,211	—
Goldman Sachs & Co.	3,744,454	3,744,454	—
Jefferies LLC	141,986	141,986	—
JPMorgan Securities LLC	2,522,393	2,522,393	—
Merrill Lynch, Pierce, Fenner & Smith	2,703,942	2,703,942	—
Morgan Stanley & Co. LLC	5,918,249	5,918,249	—
State Street Bank & Trust Company	73,111	73,111	—

	$19,995,531	$19,995,531	$—

NOTES TO FINANCIAL STATEMENTS	171

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2022 Term Corporate
BMO Capital Markets	$1,231,110	$1,231,110	$—
BNP Paribas Prime Brokerage International Ltd.	107,065	107,065	—
Citigroup Global Markets Inc.	2,899,906	2,899,906	—
Credit Suisse Securities (USA) LLC	867,889	867,889	—
Deutsche Bank Securities Inc.	1,890,995	1,890,995	—
Goldman Sachs & Co.	4,797,768	4,797,768	—
Jefferies LLC	517,993	517,993	—
JPMorgan Securities LLC	1,543,762	1,543,762	—
Merrill Lynch, Pierce, Fenner & Smith	3,323,716	3,323,716	—
Morgan Stanley & Co. LLC	4,840,924	4,840,924	—

	$22,021,128	$22,021,128	$—

iBonds Dec 2023 Term Corporate
BMO Capital Markets	$409,051	$409,051	$—
BNP Paribas Prime Brokerage International Ltd.	802,076	802,076	—
Citigroup Global Markets Inc.	167,688	167,688	—
Credit Suisse Securities (USA) LLC	271,621	271,621	—
Deutsche Bank Securities Inc.	914,110	914,110	—
Goldman Sachs & Co.	3,367,162	3,367,162	—
Jefferies LLC	513,218	513,218	—
JPMorgan Securities LLC	836,408	836,408	—
Merrill Lynch, Pierce, Fenner & Smith	1,980,796	1,980,796	—
Morgan Stanley & Co. LLC	4,217,152	4,217,152	—

	$13,479,282	$13,479,282	$—

iBonds Dec 2024 Term Corporate
Barclays Capital Inc.	$1,178,837	$1,178,837	$—
BMO Capital Markets	442,906	442,906	—
BNP Paribas New York Branch	599,874	599,874	—
BNP Paribas Prime Brokerage Inc.	62,797	62,797	—
BNP Paribas Prime Brokerage International Ltd.	561,706	561,706	—
Citigroup Global Markets Inc.	516,720	516,720	—
Credit Suisse Securities (USA) LLC	145,595	145,595	—
Deutsche Bank Securities Inc.	443,303	443,303	—
Goldman Sachs & Co.	3,606,533	3,606,533	—
JPMorgan Securities LLC	349,630	349,630	—
Merrill Lynch, Pierce, Fenner & Smith	628,854	628,854	—
Morgan Stanley & Co. LLC	928,462	928,462	—
Scotia Capital (USA) Inc.	176,761	176,761	—

	$9,641,978	$9,641,978	$—

172	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2025 Term Corporate
BMO Capital Markets	$55,656	$55,656	$—
BNP Paribas Prime Brokerage Inc.	222,925	222,925	—
BNP Paribas Prime Brokerage International Ltd.	149,240	149,240	—
Citigroup Global Markets Inc.	1,583,235	1,583,235	—
Credit Suisse Securities (USA) LLC	783,997	783,997	—
Deutsche Bank Securities Inc.	179,536	179,536	—
Goldman Sachs & Co.	4,153,889	4,153,889	—
Jefferies LLC	752,768	752,768	—
JPMorgan Securities LLC	1,063,834	1,063,834	—
Merrill Lynch, Pierce, Fenner & Smith	2,666,617	2,666,617	—
Morgan Stanley & Co. LLC	2,522,855	2,522,855	—

	$14,134,552	$14,134,552	$—

iBonds Dec 2026 Term Corporate
BMO Capital Markets	$79,184	$79,184	$—
BNP Paribas Prime Brokerage Inc.	80,126	80,126	—
Citigroup Global Markets Inc.	1,081,471	1,081,471	—
Credit Suisse Securities (USA) LLC	516,670	516,670	—
Goldman Sachs & Co.	1,855,176	1,855,176	—
Jefferies LLC	505,166	505,166	—
JPMorgan Securities LLC	338,971	338,971	—
Morgan Stanley & Co. LLC	1,039,369	1,039,369	—
Nomura Securities International Inc.	512,771	512,771	—

	$6,008,904	$6,008,904	$—

iBonds Dec 2027 Term Corporate
BMO Capital Markets	$206,760	$206,760	$—
Credit Suisse Securities (USA) LLC	179,095	179,095	—

	$385,855	$385,855	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

NOTES TO FINANCIAL STATEMENTS	173

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. In addition, each of the Funds may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBonds Dec 2017 Term Corporate	$5,827
iBonds Dec 2018 Term Corporate	7,081
iBonds Dec 2019 Term Corporate	9,321
iBonds Dec 2020 Term Corporate	11,317
iBonds Dec 2021 Term Corporate	22,642

iShares ETF	Fees Paid to BTC
iBonds Dec 2022 Term Corporate	$14,874
iBonds Dec 2023 Term Corporate	11,551
iBonds Dec 2024 Term Corporate	10,722
iBonds Dec 2025 Term Corporate	16,199
iBonds Dec 2026 Term Corporate	3,466

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

174	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of the Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of October 31, 2017, the number of affiliated accounts that individually that individually represent more than 10% ownership of the Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
iBonds Dec 2027 Term Corporate	1	75%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2017 Term Corporate	$—	$54,191,730
iBonds Dec 2018 Term Corporate	54,363,255	21,357,851
iBonds Dec 2019 Term Corporate	69,070,045	20,797,418
iBonds Dec 2020 Term Corporate	48,103,750	11,966,958
iBonds Dec 2021 Term Corporate	69,232,324	10,493,820
iBonds Dec 2022 Term Corporate	86,038,163	15,489,165
iBonds Dec 2023 Term Corporate	17,099,168	11,927,622
iBonds Dec 2024 Term Corporate	16,971,121	8,666,596
iBonds Dec 2025 Term Corporate	24,986,189	7,532,982
iBonds Dec 2026 Term Corporate	10,708,165	1,955,346
iBonds Dec 2027 Term Corporate	7,603,769	163,814

NOTES TO FINANCIAL STATEMENTS	175

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2017 Term Corporate	$40,601,296	$28,099,396
iBonds Dec 2018 Term Corporate	93,246,370	—
iBonds Dec 2019 Term Corporate	177,288,214	—
iBonds Dec 2020 Term Corporate	181,677,365	—
iBonds Dec 2021 Term Corporate	213,239,508	—
iBonds Dec 2022 Term Corporate	142,238,196	—
iBonds Dec 2023 Term Corporate	126,009,044	3,662,910
iBonds Dec 2024 Term Corporate	91,145,155	—
iBonds Dec 2025 Term Corporate	144,665,670	—
iBonds Dec 2026 Term Corporate	52,606,980	—
iBonds Dec 2027 Term Corporate	2,461,329	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

176	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	177

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Dec 2017 Term Corporate	$22,436	$460	$(22,896)
iBonds Dec 2018 Term Corporate	1	325	(326)
iBonds Dec 2019 Term Corporate	—	128	(128)
iBonds Dec 2020 Term Corporate	—	172	(172)
iBonds Dec 2021 Term Corporate	—	65	(65)
iBonds Dec 2022 Term Corporate	—	70	(70)
iBonds Dec 2023 Term Corporate	115,537	15	(115,552)
iBonds Dec 2024 Term Corporate	—	34	(34)
iBonds Dec 2025 Term Corporate	—	16	(16)
iBonds Dec 2026 Term Corporate	(1)	6	(5)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
iBonds Dec 2017 Term Corporate
Ordinary income	$1,633,347	$854,091

iBonds Dec 2018 Term Corporate
Ordinary income	$3,842,630	$1,673,272

iBonds Dec 2019 Term Corporate
Ordinary income	$5,471,294	$2,023,842

iBonds Dec 2020 Term Corporate
Ordinary income	$6,535,072	$2,862,596

iBonds Dec 2021 Term Corporate
Ordinary income	$7,897,854	$2,626,067

iBonds Dec 2022 Term Corporate
Ordinary income	$6,345,610	$2,191,302

iBonds Dec 2023 Term Corporate
Ordinary income	$4,243,648	$1,383,779

iBonds Dec 2024 Term Corporate
Ordinary income	$3,560,867	$1,105,243

178	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2017	2016
iBonds Dec 2025 Term Corporate
Ordinary income	$5,042,617		$1,347,155

iBonds Dec 2026 Term Corporate
Ordinary income	$967,305	$	n/a

iBonds Dec 2027 Term Corporate
Ordinary income	$—	$	n/a

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Dec 2017 Term Corporate	$137,327	$4,908	$—	$(3,322)	$138,913
iBonds Dec 2018 Term Corporate	322,068	—	—	(44,864)	277,204
iBonds Dec 2019 Term Corporate	502,849	85,874	—	(1,463)	587,260
iBonds Dec 2020 Term Corporate	567,144	—	(14,090)	1,152,117	1,705,171
iBonds Dec 2021 Term Corporate	697,208	—	(37,059)	1,922,417	2,582,566
iBonds Dec 2022 Term Corporate	560,455	71,471	—	3,007,680	3,639,606
iBonds Dec 2023 Term Corporate	365,785	119,277	—	2,123,119	2,608,181
iBonds Dec 2024 Term Corporate	302,098	—	(81,403)	2,392,562	2,613,257
iBonds Dec 2025 Term Corporate	491,006	—	(84,539)	3,615,345	4,021,812
iBonds Dec 2026 Term Corporate	136,514	—	(15,496)	120,017	241,035
iBonds Dec 2027 Term Corporate	41,938	—	(816)	(23,020)	18,102

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring
iBonds Dec 2020 Term Corporate	$14,090
iBonds Dec 2021 Term Corporate	37,059
iBonds Dec 2024 Term Corporate	81,403
iBonds Dec 2025 Term Corporate	84,539
iBonds Dec 2026 Term Corporate	15,496
iBonds Dec 2027 Term Corporate	816

NOTES TO FINANCIAL STATEMENTS	179

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
iBonds Dec 2018 Term Corporate	$54,620
iBonds Dec 2019 Term Corporate	25,587
iBonds Dec 2020 Term Corporate	106,550
iBonds Dec 2022 Term Corporate	12,691
iBonds Dec 2025 Term Corporate	24,527

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	PLANNED FUND LIQUIDATION

In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2017 Term Corporate ETF ceased trading after the close of business on December 15, 2017, when the last of the bonds within the Fund matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or after December 21, 2017.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted in Note 7.

180	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares iBonds Dec 2017 Term Corporate ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF and iShares iBonds Dec 2027 Term Corporate ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Dec 2017 Term Corporate ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF and iShares iBonds Dec 2027 Term Corporate ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	181

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
iBonds Dec 2017 Term Corporate	$1,344,257
iBonds Dec 2018 Term Corporate	3,160,025
iBonds Dec 2019 Term Corporate	4,463,699
iBonds Dec 2020 Term Corporate	5,641,472
iBonds Dec 2021 Term Corporate	6,241,418
iBonds Dec 2022 Term Corporate	5,302,198

iShares ETF	Interest- Related Dividends
iBonds Dec 2023 Term Corporate	$3,514,984
iBonds Dec 2024 Term Corporate	2,946,317
iBonds Dec 2025 Term Corporate	4,279,953
iBonds Dec 2026 Term Corporate	802,137
iBonds Dec 2027 Term Corporate	37,556

182	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares iBonds Dec 2017 Term Corporate ETF, iShares iBonds Dec 2018 Term Corporate ETF, iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF and iShares iBonds Dec 2025 Term Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	183

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

184	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	185

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares iBonds Dec 2027 Term Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 19-21, 2017, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

186	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee rate of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	187

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

188	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2017 Term Corporate	$0.280408	$—	$0.001298	$0.281706	100%	—%	0%[a]	100%
iBonds Dec 2018 Term Corporate	0.378784	—	0.008151	0.386935	98	—	2	100
iBonds Dec 2019 Term Corporate	0.447803	—	0.010108	0.457911	98	—	2	100
iBonds Dec 2020 Term Corporate	0.537408	—	0.011120	0.548528	98	—	2	100
iBonds Dec 2021 Term Corporate	0.587341	—	0.012256	0.599597	98	—	2	100
iBonds Dec 2022 Term Corporate	0.658830	—	0.016307	0.675137	98	—	2	100
iBonds Dec 2023 Term Corporate	0.714193	—	0.018085	0.732278	98	—	2	100
iBonds Dec 2024 Term Corporate	0.766169	—	0.019682	0.785851	97	—	3	100
iBonds Dec 2025 Term Corporate	0.808755	—	0.016133	0.824888	98	—	2	100
iBonds Dec 2026 Term Corporate	0.799064	—	0.021261	0.820325	97	—	3	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems

SUPPLEMENTAL INFORMATION	189

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2017 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.15%
Greater than 0.5% and Less than 1.0%	150	23.18
Greater than 0.0% and Less than 0.5%	445	68.79
At NAV	16	2.47
Less than 0.0% and Greater than –0.5%	35	5.41

	647	100.00%

iShares iBonds Dec 2018 Term Corporate ETF

Period Covered: May 28, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.36%
Greater than 2.5% and Less than 3.0%	1	0.12
Greater than 2.0% and Less than 2.5%	2	0.24
Greater than 1.5% and Less than 2.0%	5	0.59
Greater than 1.0% and Less than 1.5%	18	2.13
Greater than 0.5% and Less than 1.0%	208	24.64
Greater than 0.0% and Less than 0.5%	603	71.44
At NAV	2	0.24
Less than 0.0% and Greater than –0.5%	1	0.12
Less than –0.5%	1	0.12

	844	100.00%

190	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2019 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.62%
Greater than 0.5% and Less than 1.0%	319	49.30
Greater than 0.0% and Less than 0.5%	322	49.77
At NAV	2	0.31

	647	100.00%

iShares iBonds Dec 2020 Term Corporate ETF

Period Covered: December 2, 2014 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.14%
Greater than 2.5% and Less than 3.0%	3	0.42
Greater than 2.0% and Less than 2.5%	6	0.84
Greater than 1.5% and Less than 2.0%	9	1.26
Greater than 1.0% and Less than 1.5%	29	4.07
Greater than 0.5% and Less than 1.0%	280	39.27
Greater than 0.0% and Less than 0.5%	364	51.06
At NAV	5	0.70
Less than 0.0% and Greater than –0.5%	15	2.10
Less than -0.5% and Greater than –1.0%	1	0.14

	713	100.00%

iShares iBonds Dec 2021 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.46%
Greater than 1.0% and Less than 1.5%	26	4.02
Greater than 0.5% and Less than 1.0%	314	48.53
Greater than 0.0% and Less than 0.5%	302	46.68
At NAV	2	0.31

	647	100.00%

SUPPLEMENTAL INFORMATION	191

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2022 Term Corporate ETF

Period Covered: March 10, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.15%
Greater than 1.0% and Less than 1.5%	18	2.78
Greater than 0.5% and Less than 1.0%	295	45.60
Greater than 0.0% and Less than 0.5%	331	51.16
At NAV	2	0.31

	647	100.00%

iShares iBonds Dec 2023 Term Corporate ETF

Period Covered: March 11, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.15%
Greater than 2.0% and Less than 2.5%	1	0.15
Greater than 1.5% and Less than 2.0%	6	0.93
Greater than 1.0% and Less than 1.5%	25	3.87
Greater than 0.5% and Less than 1.0%	286	44.28
Greater than 0.0% and Less than 0.5%	324	50.16
At NAV	1	0.15
Less than 0.0% and Greater than –0.5%	2	0.31

	646	100.00%

iShares iBonds Dec 2024 Term Corporate ETF

Period Covered: March 11, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	0.77%
Greater than 1.0% and Less than 1.5%	16	2.48
Greater than 0.5% and Less than 1.0%	288	44.58
Greater than 0.0% and Less than 0.5%	335	51.87
At NAV	1	0.15
Less than 0.0% and Greater than –0.5%	1	0.15

	646	100.00%

192	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2025 Term Corporate ETF

Period Covered: March 11, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.15%
Greater than 1.0% and Less than 1.5%	11	1.70
Greater than 0.5% and Less than 1.0%	293	45.36
Greater than 0.0% and Less than 0.5%	336	52.02
At NAV	2	0.31
Less than 0.0% and Greater than –0.5%	3	0.46

	646	100.00%

iShares iBonds Dec 2026 Term Corporate ETF

Period Covered: September 13, 2016 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.38%
Greater than 0.5% and Less than 1.0%	43	16.23
Greater than 0.0% and Less than 0.5%	216	81.50
At NAV	4	1.51
Less than 0.0% and Greater than –0.5%	1	0.38

	265	100.00%

iShares iBonds Dec 2027 Term Corporate ETF

Period Covered: September 12, 2017 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	5	35.72%
At NAV	2	14.29
Less than 0.0% and Greater than –0.5%	7	49.99

	14	100.00%

SUPPLEMENTAL INFORMATION	193

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

194	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).
Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	195

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

196	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	197

Notes:

198	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1012-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Dec 2021 Term Muni Bond ETF | IBMJ | NYSE Arca
➢	iShares iBonds Dec 2022 Term Muni Bond ETF | IBMK | NYSE Arca
➢	iShares iBonds Dec 2023 Term Muni Bond ETF | IBML | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® TRUST

MUNICIPAL BOND MARKET OVERVIEW

Municipal bonds returned approximately 1.93% for the 12 months ended October 31, 2017 (“reporting period”), outperforming the 0.90% return of the broad taxable bond market.

Municipal bonds benefited from an improving U.S. economy, which grew by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. Employment growth remained robust throughout the reporting period, leading to a 16-year low in the unemployment rate. In addition, industrial production continued to recover after contracting for much of 2016, consumer spending increased overall, though it declined from its peak in early 2017, and home prices continued to rise as demand outstripped supply, in part due to limited new home construction. One notable detractor from the U.S. economy was a sharp decrease in vehicle sales, though they temporarily rebounded late in the reporting period amid heavy demand for replacement vehicles in hurricane-damaged Texas and Florida.

Inflation increased during the reporting period, largely due to an increase in energy prices, but it remained below its long-term average. Nonetheless, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates three times during the reporting period to the highest level since October 2008. The Fed also began to reduce the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to begin reversing the substantial economic stimulus measures implemented in response to the 2008 credit crisis and re-establish more normal monetary policy conditions.

Strong U.S. economic growth contributed to increases in broad municipal bond yields during the reporting period. However, municipal bond yields rose to a lesser extent than yields on U.S. Treasury bonds and other taxable securities due to a favorable supply-and-demand environment in the municipal market. New municipal bond issuance declined by approximately 15% during the reporting period. This was primarily due to a reduction in municipal bond refinancing, as higher interest rates reduced the appeal of this activity. Meanwhile, demand for municipal bonds remained steady, particularly from non-U.S. investors who were drawn by these securities’ combination of high credit quality and attractive yields, particularly in relation to those available across Europe and in parts of Asia. Continued investor demand for yield contributed to lower — quality municipal bonds outperforming higher-quality securities during the reporting period.

One factor that contributed to volatility in the municipal bond market during the reporting period was uncertainty surrounding federal tax reform. Measures under consideration that could affect municipal bonds include lower individual and corporate tax rates, limiting or eliminating certain types of municipal bonds, and ending the federal tax deduction for municipal bond interest. Municipal bonds declined sharply after the November 2016 presidential election amid concerns about the expected impact of changes to the federal tax code, but they rebounded in 2017 as the new presidential administration focused initially on healthcare reform.

From a credit perspective, state tax revenue growth was modest during the reporting period (based on data from the latest municipal fiscal year, which ended in June 2017 for most states). At least 33 states reported tax collections below budget projections, and 23 of those states implemented mid-year budget cuts — the most since 2010. Noteworthy credit actions during the reporting period included credit rating downgrades for the state of Illinois, which ended a two — year budget impasse in July 2017 and the state of Connecticut, which faces significant underfunded long-term pension liabilities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.86%	0.90%	1.06%	0.86%	0.90%	1.06%
Since Inception	2.64%	2.70%	2.52%	5.82%	5.94%	5.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.90	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

The iShares iBonds Dec 2021 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2020 and before December 2, 2021, as represented by the S&P AMT-Free Municipal Series Dec 2021 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.86%, net of fees, while the total return for the Index was 1.06%.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

S&P Credit Rating [1]	Percentage of Total Investments [2]

AAA	28.95%
AA+	17.47
AA	20.75
AA-	14.02
A+	6.23
A	2.11
A-	0.42
BBB+	0.90
BBB-	1.10
Not Rated	8.05

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/17

State	Percentage of Total Investments [2]

Texas	10.38%
New York	10.25
California	8.48
Florida	5.61
Washington	5.17
Massachusetts	4.64
Virginia	4.24
Ohio	3.88
Maryland	3.53
North Carolina	3.49

TOTAL	59.67%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.78%	0.78%	1.02%	0.78%	0.78%	1.02%
Since Inception	3.19%	3.26%	3.10%	7.04%	7.20%	6.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,011.20	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

The iShares iBonds Dec 2022 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2021 and before December 2, 2022, as represented by the S&P AMT-Free Municipal Series Dec 2022 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 0.78%, net of fees, while the total return for the Index was 1.02%.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

S&P Credit Rating [1]	Percentage of Total Investments [2]
AAA	27.96%
AA+	16.73
AA	19.78
AA-	15.14
A+	8.31
A	2.87
A-	0.74
BBB+	0.98
BBB-	1.18
Not Rated	6.31

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/17

State	Percentage of Total Investments [2]
Texas	11.21%
California	10.75
New York	10.47
Florida	5.75
Washington	5.70
Ohio	4.58
Massachusetts	4.44
Maryland	3.78
Virginia	2.90
Arizona	2.74

TOTAL	62.32%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

Performance as of October 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.32%	2.36%	2.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/11/17. The first day of secondary market trading was 4/13/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.30	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

The iShares iBonds Dec 2023 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2022 and before December 2, 2023, as represented by the S&P AMT-Free Municipal Series Dec 2023 IndexTM (the “Index”).The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 11, 2017 (inception date of the Fund) through October 31, 2017, the total return for the Fund was 2.32%, net of fees, while the total return for the Index was 2.01%.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

S&P Credit Rating [1]	Percentage of Total Investments [2]

AAA	25.80%
AA+	22.10
AA	17.63
AA-	14.37
A+	5.94
A	2.30
A-	0.30
BBB+	1.64
BBB-	1.78
Not Rated	8.14

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/17

State	Percentage of Total Investments [2]

New York	9.59%
Texas	9.32
California	8.21
Washington	8.18
Ohio	6.50
Florida	5.46
Virginia	4.37
Nevada	4.35
Maryland	3.32
Arizona	2.83

TOTAL	62.13%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
MUNICIPAL BONDS & NOTES — 98.86%

ALABAMA — 1.39%
Alabama Federal Aid Highway Finance Authority GO
5.00%, 09/01/21		$310	$350,855
Alabama Federal Aid Highway Finance Authority RB
4.00%, 09/01/21		90	98,344
5.00%, 09/01/21		100	113,580
Alabama Public School & College Authority RB
Series A
5.00%, 02/01/21		70	78,161
5.00%, 05/01/21		100	112,354
Series B
5.00%, 01/01/21		130	144,817
5.00%, 05/01/21		110	123,589
City of Huntsville AL GO
5.00%, 03/01/22	(PR 09/01/21)	115	130,156
Series A
5.00%, 08/01/21		90	101,927
State of Alabama GO
5.00%, 08/01/21		445	504,496
Series A
5.00%, 11/01/21		100	114,115
University of Alabama (The) RB
Series A
5.00%, 07/01/21		310	350,548

			2,222,942
ALASKA — 0.37%
Alaska Municipal Bond Bank Authority RB
Series 3
5.00%, 07/01/21		65	72,660
5.00%, 10/01/21		50	56,222
Borough of North Slope AK GO
Series B
5.00%, 10/30/21		50	56,615
City of Anchorage AK Electric Revenue RB
Series A
4.00%, 12/01/21		35	38,189

Security		Principal (000s)	Value
City of Valdez AK RB
Series B
5.00%, 01/01/21		$220	$243,199
Series C
5.00%, 01/01/21		20	22,109
Municipality of Anchorage AK GO
Series B
5.00%, 09/01/21	(NPFGC)	25	28,195
State of Alaska GO
4.00%, 08/01/21		50	54,614
University of Alaska RB
Series S
4.00%, 10/01/21		20	21,798

			593,601
ARIZONA — 2.56%
Arizona Board of Regents COP
Series B
5.00%, 06/01/21		50	56,152
Series C
5.00%, 06/01/21		80	89,844
Arizona School Facilities Board COP
Series A
5.00%, 09/01/21		220	249,170
Arizona State University RB
Series A
5.00%, 07/01/21		75	84,868
Arizona Transportation Board RB
5.00%, 07/01/21		425	480,825
Arizona Water Infrastructure Finance Authority RB
5.00%, 10/01/21		120	136,642
Series A
5.00%, 10/01/21		120	136,642
City of Phoenix AZ GO
4.00%, 07/01/21		140	153,532
Series C
4.00%, 07/01/21		25	27,417
City of Phoenix Civic Improvement Corp. RB
4.00%, 07/01/21		40	43,746
5.00%, 07/01/21		410	463,488
Series A
5.00%, 07/01/21		105	118,573

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Scottsdale AZ GOL
5.00%, 07/01/21	$195	$220,954
County of Pima AZ Sewer System Revenue RB
5.00%, 07/01/21	95	107,499
Series B
5.00%, 07/01/21	135	152,658
Maricopa County Community College District GO
5.00%, 07/01/21	340	384,863
Series D
4.00%, 07/01/21	145	158,907
Maricopa County Unified School District No. 80 Chandler GOL
5.00%, 07/01/21	300	338,781
Pima County Regional Transportation Authority RB
5.00%, 06/01/21	200	225,580
Salt River Project Agricultural Improvement & Power District RB
Series A
5.00%, 12/01/21	240	274,253
State of Arizona COP
5.00%, 09/01/21	45	50,949
University of Arizona RB
4.00%, 08/01/21	45	49,135
5.00%, 06/01/21	70	78,980

		4,083,458
ARKANSAS — 0.63%
Arkansas Development Finance Authority RB
Series C
5.00%, 06/01/21	90	101,714
State of Arkansas GO
5.00%, 04/01/21	100	112,279
5.00%, 06/15/21	490	553,332
5.00%, 10/01/21	120	136,543
University of Arkansas RB
5.00%, 09/15/21	75	85,377
5.00%, 11/01/21	10	11,420

		1,000,665
CALIFORNIA — 8.39%
91 Express Lanes Toll Road RB
5.00%, 08/15/21	50	57,111

Security		Principal (000s)	Value
Acalanes Union High School District GO
Series B
0.00%, 08/01/46	(PR 08/01/21)	$350	$55,199
Alameda Corridor Transportation Authority RB
Series A
4.00%, 10/01/21		100	109,788
Alameda Unified School District-Alameda County/CA GO
Series A
0.00%, 08/01/21	(AGM)	25	23,595
California Health Facilities Financing Authority RB
5.00%, 08/15/21		25	28,461
California Infrastructure & Economic Development Bank RB
5.00%, 07/01/21		100	112,965
Series A-1
5.00%, 10/01/21		20	22,889
California Municipal Finance Authority RB
Series A
4.00%, 10/01/21		35	38,665
California State Public Works Board RB
5.00%, 06/01/21		110	124,111
Series A
5.00%, 04/01/21		70	78,620
5.00%, 09/01/21		70	79,506
Series C
5.00%, 10/01/21		180	204,889
Series D
5.00%, 12/01/21		150	171,408
Series E
5.00%, 09/01/21		195	221,481
Series F
5.00%, 10/01/21	(ETM)	50	57,078
Series G
5.00%, 05/01/21		75	84,430
5.00%, 11/01/21		140	159,643
5.25%, 12/01/26	(PR 12/01/21)	250	289,010
Series I
4.00%, 11/01/21		160	176,248
5.00%, 11/01/21		40	45,612

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
California State University RB
Series A
4.00%, 11/01/21		$105	$116,354
5.00%, 11/01/21		190	217,935
California Statewide Communities Development Authority RB
5.00%, 05/15/21		50	56,042
Series A
5.00%, 08/15/21		60	68,306
City & County of San Francisco CA GO
Series A
5.00%, 06/15/21		25	28,402
City of Los Angeles CA GO
Series B
5.00%, 09/01/21		155	177,109
City of Los Angeles CA Wastewater System Revenue RB
Series A
5.00%, 06/01/21		50	56,733
Series C
5.00%, 06/01/21		115	130,530
City of Los Angeles Department of Airports RB
Series B
5.00%, 05/15/21		50	56,633
Series C
5.00%, 05/15/21		30	33,969
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/21		130	149,059
City of Santa Rosa CA Wastewater Revenue RB
Series B
0.00%, 09/01/21	(AMBAC)	100	93,864
County of Los Angeles CA COP
5.00%, 09/01/21		45	51,057
El Camino Community College District GO
Series C
0.00%, 08/01/21		35	33,058

Security		Principal (000s)	Value
Escondido Union High School District GO
0.00%, 08/01/21	(AGC)	$75	$70,783
Folsom Cordova Unified School District School Facilities Improvement Dist No. 2 GO
Series A
0.00%, 10/01/21	(NPFGC)	60	56,416
Garden Grove Unified School District GO
Series A
0.00%, 08/01/21		35	33,034
Los Altos Elementary School District GO
4.00%, 08/01/21		100	110,112
Los Angeles Community College District/CA GO
Series I
4.00%, 08/01/21		125	138,076
Los Angeles County Metropolitan Transportation Authority RB
5.00%, 07/01/21		160	182,160
Los Angeles County Public Works Financing Authority RB
5.00%, 08/01/21		80	91,105
Los Angeles Department of Water & Power System Revenue RB
Series A
4.50%, 07/01/21		190	212,697
5.00%, 07/01/21		120	136,481
Series B
5.00%, 07/01/21		15	17,060
Los Angeles Unified School District/ CA GO
Series A
5.00%, 07/01/21		205	233,312
Series A-1
5.00%, 07/01/21		100	113,811
Series A-2
5.00%, 07/01/21		155	176,407
Series C
5.00%, 07/01/21		240	273,146
Series D
5.00%, 07/01/21		215	244,694

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Metropolitan Water District of Southern California RB
Series E
5.00%, 07/01/21		$150	$170,542
Moreno Valley Unified School District/CA GO
0.00%, 08/01/21		50	47,084
Municipal Improvement Corp. of Los Angeles RB
Series B
5.00%, 11/01/21		225	257,137
North Orange County Community College District/CA GO
Series B
0.00%, 08/01/21	(NPFGC)	75	70,915
Orange County Sanitation District RB
Series A
5.00%, 02/01/21		15	16,871
Palo Alto Unified School District GO
0.00%, 08/01/21		20	18,915
Rancho Cucamonga Redevelopment Agency Successor Agency RB
5.00%, 09/01/21		90	102,149
Regents of the University of California Medical Center Pooled Revenue RB
Series J
5.00%, 05/15/21		60	67,946
Rocklin Unified School District GO
0.00%, 08/01/21		75	70,734
Sacramento City Financing Authority RB
Series A
5.00%, 05/01/21		75	84,293
San Diego Community College District GO
0.00%, 08/01/21		100	94,519
5.00%, 08/01/21		100	114,119
San Diego Regional Building Authority RB
Series A
5.00%, 10/15/21		45	51,638

Security		Principal (000s)	Value
San Diego Unified School District/CA GO
Series R-3
4.00%, 07/01/21		$40	$44,139
San Francisco City & County Airport Commission San Francisco International Airport RB
5.00%, 05/01/21		100	113,160
Second Series A
5.00%, 05/01/21		100	113,160
San Mateo Union High School District GO
Series A
5.00%, 09/01/21		100	114,386
Santa Ana Unified School District GO
Series A
0.00%, 08/01/21		100	94,172
Santa Monica Community College District GO
Series A
0.00%, 08/01/21	(FGIC)	25	23,613
South Orange County Public Financing Authority ST
Series A
5.00%, 08/15/21		50	56,240
Southern California Public Power Authority RB
Series A
5.00%, 07/01/21		25	28,414
State of California Department of Water Resources Power Supply Revenue RB
Series N
5.00%, 05/01/21		200	226,026
Series O
5.00%, 05/01/21		120	135,616
State of California Department of Water Resources RB
Series AK
5.00%, 12/01/21		465	533,755
State of California GO
4.00%, 10/01/21		65	71,675
5.00%, 02/01/21		405	453,588
5.00%, 08/01/21		750	851,745

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.00%, 09/01/21	$1,610	$1,832,519
5.00%, 10/01/21	280	319,405
5.00%, 11/01/21	530	605,700
5.00%, 12/01/21	265	303,499
Series B
5.00%, 09/01/21	340	386,991
Sweetwater Union High School District GO
Series C
0.00%, 08/01/21	(AGM)	55	51,831
University of California RB
Series AB
5.00%, 05/15/21	195	220,869
Series AO
5.00%, 05/15/21	35	39,643
Ventura County Community College District GO
Series 2002-C
0.00%, 08/01/21	120	113,170

13,399,232
COLORADO — 0.82%
Board of Governors of Colorado State University System RB
Series B
5.00%, 03/01/21	60	67,254
Series E
5.00%, 03/01/21	125	140,112
City & County of Denver CO Airport System Revenue RB
Series B
5.00%, 11/15/21	95	107,754
City & County of Denver CO COP
Series 2010B
4.00%, 12/01/21	20	21,988
City of Colorado Springs CO Utilities System Revenue RB
Series A
5.00%, 11/15/21	50	57,103
Colorado Water Resources & Power Development Authority RB
Series A
5.00%, 03/01/21	100	112,264

Security		Principal (000s)	Value
Denver City & County School District No. 1 GO
Series A
5.25%, 12/01/21	(NPFGC, SAW)	$50	$57,609
Series B
4.00%, 12/01/21		100	110,276
Series C
5.00%, 12/01/21	(SAW)	115	131,363
E-470 Public Highway Authority RB
Series B
0.00%, 09/01/21	(NPFGC)	35	32,815
University of Colorado RB
5.00%, 06/01/31	(PR 06/01/21)	275	310,791
Series A
5.00%, 06/01/21		40	45,161
Series B
4.25%, 06/01/21		100	110,287

			1,304,777
CONNECTICUT — 1.57%
City of Stamford CT GO
4.00%, 07/01/21		100	109,893
5.00%, 08/01/21		75	85,293
Connecticut State Health & Educational Facility Authority RB
Series E
5.00%, 07/01/21		25	28,234
Series O
4.00%, 11/01/21		35	37,802
State of Connecticut Clean Water Fund – State Revolving Fund RB
Series A
5.00%, 03/01/21		100	111,916
State of Connecticut GO
Series A
5.00%, 10/15/21		160	179,255
Series B
5.00%, 05/15/21		65	72,142
Series C
5.00%, 07/15/21		100	111,410
Series D
5.00%, 11/01/21		110	123,291
Series E
4.00%, 09/15/21		40	43,243

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.00%, 10/15/21	$250	$280,085
Series G
5.00%, 11/01/21	400	448,332
State of Connecticut Special Tax Revenue RB
Series A
5.00%, 08/01/21	240	268,351
5.00%, 09/01/21	80	89,622
5.00%, 10/01/21	195	218,870
Series B
5.00%, 08/01/21	25	27,953
University of Connecticut RB
Series A
5.00%, 08/15/21	240	268,167

		2,503,859
DELAWARE — 0.73%
City of Wilmington DE GO
Series A
4.00%, 10/01/21	15	16,510
County of New Castle DE GO
Series A
5.00%, 07/15/21	90	102,208
Delaware Transportation Authority RB
5.00%, 06/01/21	125	140,149
5.00%, 07/01/21	500	565,785
State of Delaware GO
Series B
5.00%, 07/01/21	35	39,659
Series D
5.00%, 07/01/21	250	283,275
University of Delaware RB
Series A
5.00%, 11/01/21	15	17,111

		1,164,697
DISTRICT OF COLUMBIA — 1.39%
District of Columbia GO
Series A
5.00%, 06/01/21	370	418,014
5.00%, 12/01/21	80	91,486
Series E
5.00%, 06/01/21	200	225,954
District of Columbia RB
5.00%, 07/15/21	80	90,067

Security	Principal (000s)	Value
Series A
5.00%, 12/01/21	$150	$171,535
Series C
4.00%, 12/01/21	175	192,983
5.00%, 12/01/21	140	160,100
Series F
5.00%, 12/01/21	80	91,486
District of Columbia Water & Sewer Authority RB
Series A
4.00%, 10/01/21	45	49,459
5.00%, 10/01/21	25	28,447
Series C
5.00%, 10/01/21	325	369,804
Metropolitan Washington Airports Authority RB
Series F-1
5.00%, 10/01/21	290	329,623

2,218,958
FLORIDA — 5.55%
Board of Governors State University System of Florida RB
Series A
5.00%, 07/01/21	135	152,503
Broward Country FL Water & Sewer Utility Revenue RB
5.00%, 10/01/21	160	182,320
City of Gainesville FL Utilities System Revenue RB
Series A
5.00%, 10/01/21	50	56,832
City of Jacksonville FL RB
5.00%, 10/01/21	315	356,844
Series B
5.00%, 10/01/21	245	278,048
Series C
5.00%, 10/01/21	110	124,984
City of Miami Beach FL RB
5.00%, 09/01/21	35	39,585
City of Orlando FL RB
Series A
5.00%, 11/01/21	(ETM)	90	102,628

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Tallahassee GO
5.00%, 10/01/21	$75	$85,247
City of Tampa FL Water & Wastewater System Revenue RB
5.00%, 10/01/21	75	85,524
County of Broward FL Airport System Revenue RB
Series Q-1
5.00%, 10/01/21	80	90,800
County of Hillsborough FL RB
Series A
5.00%, 11/01/21	40	45,429
County of Lee FL Transportation Facilities Revenue RB
5.00%, 10/01/21	(AGM)	40	45,465
County of Manatee FL Public Utilities Revenue RB
5.00%, 10/01/21	115	130,478
County of Miami-Dade FL Aviation Revenue RB
Series B
4.00%, 10/01/21	30	32,780
County of Miami-Dade FL RB
Series B
5.00%, 04/01/21	65	72,843
County of Miami-Dade FL Transit System RB
5.00%, 07/01/21	140	157,563
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/21	165	187,409
Series A
5.00%, 10/01/21	(AGM)	40	45,432
County of Orange FL Sales Tax Revenue RB
Series C
5.00%, 01/01/21	100	111,398
County of Orange FL Tourist Development Tax Revenue RB
5.00%, 10/01/21	125	142,079
County of Orange FL Water Utility System Revenue RB
5.00%, 10/01/21	90	102,555

Security	Principal (000s)	Value
County of Palm Beach FL RB
4.00%, 06/01/21	$160	$174,888
Escambia County School Board COP
5.00%, 02/01/21	120	133,180
Florida Department of Environmental Protection RB
5.00%, 07/01/21	75	84,695
Series A
5.00%, 07/01/21	225	254,086
Series B
5.00%, 07/01/21	190	214,561
Florida Department of Management Services COP
Series A
5.00%, 08/01/21	120	135,667
Florida Municipal Power Agency RB
5.00%, 10/01/21	40	45,269
Series A
5.00%, 10/01/21	390	441,560
Florida State University Housing Facility Revenue RB
Series A
5.00%, 05/01/21	125	140,566
Florida’s Turnpike Enterprise RB
Series A
5.00%, 07/01/21	50	56,598
Series C
5.00%, 07/01/21	135	152,813
Florida’s Turnpike RB
Series A
5.00%, 07/01/21	255	288,647
Hillsborough County School Board COP
5.00%, 07/01/21	80	90,280
Hillsborough County School Board RB
5.00%, 10/01/21	(AGM)	60	67,953
Jacksonville Transportation Authority RB
5.00%, 08/01/21	95	107,589
JEA Electric System Revenue RB
Series A
5.00%, 10/01/21	100	113,540
Series B
5.00%, 10/01/21	50	56,770

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
JEA Water & Sewer System Revenue RB
Series A
5.00%, 10/01/21	$225	$255,721
Lee County School Board (The) COP
5.00%, 08/01/21	95	107,292
Series B
3.00%, 08/01/21	50	52,797
5.00%, 08/01/21	50	56,470
Miami-Dade County Expressway Authority RB
Series B
5.00%, 07/01/21	155	173,736
Orange County School Board COP
Series A
5.00%, 08/01/21	60	67,834
Orlando Utilities Commission RB
Series A
5.00%, 10/01/21	65	73,988
Series C
4.00%, 10/01/21	50	54,934
5.25%, 10/01/21	100	114,777
Palm Beach County School District COP
Series B
5.00%, 08/01/21	50	56,528
Series D
5.00%, 08/01/21	90	101,750
Pasco County School Board COP
5.00%, 08/01/21	75	84,266
School Board of Miami-Dade County (The) COP
5.00%, 11/01/21	205	232,394
Series A
5.00%, 05/01/21	190	212,781
School Board of Miami-Dade County (The) GO
5.00%, 03/15/21	240	268,925
School District of Broward County/FL COP
5.00%, 07/01/21	70	78,942
Series A
5.00%, 07/01/21	95	107,135

Security	Principal (000s)	Value
School District of Broward County/FL GO
Series B
5.00%, 07/01/21	$20	$22,562
South Broward Hospital District RB
5.00%, 05/01/21	50	56,068
St. Johns County School Board COP
5.00%, 07/01/21	75	84,523
State of Florida GO
5.00%, 07/01/21	50	56,636
Series A
4.00%, 06/01/21	105	115,002
5.00%, 06/01/21	230	259,675
5.00%, 07/01/21	50	56,636
Series B
4.00%, 07/01/21	45	49,367
5.00%, 06/01/21	195	220,159
Series C
5.00%, 06/01/21	110	124,192
Series D
5.00%, 06/01/21	75	84,676
Series E
5.00%, 06/01/21	50	56,451
State of Florida Lottery Revenue RB
Series A
5.00%, 07/01/21	265	299,458
Tampa Bay Water RB
5.00%, 10/01/21	45	51,259
Volusia County School Board COP
Series A
5.00%, 08/01/21	35	39,501

		8,863,843
GEORGIA — 3.08%
City of Atlanta Department of Aviation RB
Series A
5.00%, 01/01/21	180	200,398
City of Atlanta Department of Aviation Revenue RB
5.25%, 01/01/21	45	50,447
Series A
4.00%, 01/01/21	75	81,183
Series B
5.00%, 01/01/21	160	178,131

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/21		$100	$114,073
Series B
5.00%, 11/01/21		100	114,073
Columbia County School District GO
5.00%, 04/01/21	(SAW)	135	151,770
County of Carroll GA GO
5.00%, 06/01/21		280	316,126
Forsyth County School District
5.00%, 02/01/21		75	83,998
Georgia State Road & Tollway Authority RB
Series A
5.00%, 03/01/21	(GTD)	120	134,717
Series B
5.00%, 06/01/21		160	179,806
Gwinnett County Development Authority COP
5.25%, 01/01/21	(NPFGC)	25	28,043
Gwinnett County School District GO
5.00%, 02/01/21	(SAW)	440	492,787
5.00%, 08/01/21	(SAW)	200	227,132
Metropolitan Atlanta Rapid Transit Authority RB
Series A
5.00%, 07/01/21		215	242,875
Municipal Electric Authority of Georgia RB
Series A
4.00%, 01/01/21		10	10,718
5.00%, 11/01/21		50	56,474
5.25%, 01/01/21		105	116,741
Series B
5.00%, 01/01/21		340	375,407
State of Georgia GO
Series A
5.00%, 07/01/21		80	90,618
Series A-1
5.00%, 02/01/21		110	123,159
Series C
5.00%, 10/01/21		200	228,064
Series E-2
5.00%, 09/01/21		15	17,067

Security		Principal (000s)	Value
Series I
5.00%, 07/01/21		$445	$504,060
5.00%, 11/01/21		85	97,105
Series J-1
4.00%, 07/01/21		450	493,668
Washington Wilkes Payroll Development Authority RB
0.00%, 12/01/21	(ETM)	220	206,232

			4,914,872
HAWAII — 3.12%
City & County Honolulu HI Wastewater System Revenue RB
4.00%, 07/01/21		55	60,172
5.00%, 07/01/21		110	124,192
Series A
4.00%, 07/01/21		245	268,037
5.25%, 07/01/36	(PR 07/01/21)	900	1,025,739
City & County of Honolulu HI GO
Series A
5.00%, 10/01/21		100	113,622
Series B
5.00%, 10/01/21		60	68,173
5.00%, 11/01/21		320	364,231
Series C
4.00%, 11/01/21		100	109,950
5.00%, 10/01/21		165	187,476
County of Hawaii HI GO
5.00%, 09/01/21		200	227,160
Honolulu City & County Board of Water Supply RB
Series A
5.00%, 07/01/21		165	186,582
State of Hawaii GO
Series DZ
5.00%, 12/01/29	(PR 12/01/21)	500	571,360
Series DZ-2016
5.00%, 12/01/26	(PR 12/01/21)	150	171,408
Series DZ-2017
5.00%, 12/01/21		70	79,960
5.00%, 12/01/21	(ETM)	25	28,515
Series EA
4.00%, 12/01/21		30	33,083
Series EE
5.00%, 11/01/21		35	39,896
Series EF
5.00%, 11/01/21		325	370,464

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series EH-2017
5.00%, 08/01/21	$195	$220,918
Series EP
5.00%, 08/01/21	30	33,987
Series EZ
5.00%, 10/01/21	50	56,893
Series FB
5.00%, 04/01/21	100	112,279
Series FE
5.00%, 10/01/21	240	273,087
Series FH
5.00%, 10/01/21	150	170,679
State of Hawaii State Highway Fund
Series B
5.00%, 01/01/21	70	78,094

		4,975,957
ILLINOIS — 1.79%
Chicago Midway International Airport RB
Series B
5.00%, 01/01/21	70	77,587
Chicago O’Hare International Airport RB
Series 2015-B
5.00%, 01/01/21	50	55,469
Series A
5.00%, 01/01/21	65	72,109
Series B
5.00%, 01/01/21	15	16,641
Series C
5.00%, 01/01/21	100	110,937
Chicago Transit Authority RB
5.00%, 06/01/21	200	222,462
DuPage County Forest Preserve District GO
5.00%, 01/01/21	40	44,493
Illinois Finance Authority RB
5.00%, 01/01/21	110	122,356
Illinois State Toll Highway Authority RB
Series D
5.00%, 01/01/21	135	150,165

Security		Principal (000s)	Value
Metropolitan Pier & Exposition Authority RB
0.00%, 06/15/21		$45	$40,998
0.00%, 06/15/21	(NPFGC)	45	40,998
Regional Transportation Authority RB
5.75%, 06/01/21	(AGM)	40	45,814
Series A
6.00%, 07/01/21		25	28,918
State of Illinois GO
4.00%, 02/01/21		75	77,442
4.00%, 09/01/21		75	77,665
5.00%, 02/01/21		110	116,964
5.00%, 06/01/21		45	48,065
5.00%, 07/01/21		200	213,844
5.00%, 08/01/21		225	240,826
Series A
5.00%, 06/01/21		105	112,150
Series B
5.25%, 01/01/21		85	90,914
Series D
5.00%, 11/01/21		600	643,776
State of Illinois RB
5.00%, 06/15/21		190	211,280

			2,861,873
INDIANA — 0.67%
Indiana Finance Authority RB
4.00%, 10/01/21	(NPFGC)	100	108,950
Series A
5.00%, 05/01/21		45	50,215
5.00%, 12/01/21		315	357,673
Series C
5.00%, 12/01/21		35	40,055
Indiana University RB
Series A
5.00%, 06/01/21		45	50,873
Series W-2
5.00%, 08/01/21		320	363,411
Indianapolis Local Public Improvement Bond Bank RB
Series K
5.00%, 06/01/21		50	55,967

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Purdue University RB
Series CC
5.00%, 07/01/21	$45	$51,042

		1,078,186
IOWA — 0.35%
City of Des Moines IA GO
Series E
5.00%, 06/01/21	105	118,547
Iowa Finance Authority RB
5.00%, 08/01/21	115	130,556
Iowa State Board of Regents RB
4.00%, 09/01/21	135	147,967
State of Iowa RB
Series A
5.00%, 06/01/21	150	168,736

		565,806
KANSAS — 0.53%
City of Wichita KS GO
Series 811
5.00%, 06/01/21	150	169,017
Kansas Development Finance Authority RB
Series C
5.00%, 05/01/21	40	45,029
State of Kansas Department of Transportation RB
Series A
5.00%, 09/01/21	310	352,718
Series B
5.00%, 09/01/21	240	273,072

		839,836
LOUISIANA — 0.19%
Louisiana Office Facilities Corp. RB
5.00%, 11/01/21	25	28,289
Louisiana State University & Agricultural & Mechanical College RB
5.00%, 07/01/21	10	11,145
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series A-1
4.00%, 05/01/21	20	21,783

Security	Principal (000s)	Value
State of Louisiana GO
Series A
4.00%, 09/01/21	$100	$109,545
5.00%, 02/01/21	15	16,728
Series C
5.00%, 07/15/21	100	112,906

		300,396
MAINE — 0.61%
Maine Municipal Bond Bank RB
Series B
5.00%, 11/01/21	140	159,643
Series C
5.00%, 11/01/21	265	302,182
Maine Turnpike Authority RB
5.00%, 07/01/21	110	124,430
State of Maine GO
Series B
5.00%, 06/01/21	340	384,122

		970,377
MARYLAND — 3.49%
City of Baltimore MD RB
Series A
5.00%, 07/01/21	325	367,452
County of Anne Arundel MD GOL
4.00%, 04/01/21	40	43,651
5.00%, 04/01/21	25	28,115
County of Baltimore MD COP
5.00%, 10/01/21	125	141,976
County of Baltimore MD GO
5.00%, 08/01/21	250	283,620
Series B
4.50%, 09/01/21	60	67,103
County of Carroll MD GO
5.00%, 11/01/21	100	114,283
County of Harford MD GO
5.00%, 09/15/21	240	273,499
Maryland Health & Higher Educational Facilities Authority RB
Series A
5.00%, 07/01/21	25	28,072
Series B
5.00%, 07/01/21	50	56,502

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Maryland State Transportation Authority RB
5.00%, 07/01/21		$60	$67,848
Maryland Water Quality Financing Administration Revolving Loan Fund RB
5.00%, 03/01/21		125	140,286
State of Maryland Department of Transportation RB
5.00%, 02/01/21		150	167,588
5.00%, 06/01/21		55	62,014
5.00%, 09/01/21		500	567,495
5.00%, 12/01/21		105	119,895
State of Maryland GO
First Series
5.00%, 06/01/21		400	452,060
First Series C
4.00%, 08/15/21		250	274,952
5.00%, 08/01/21		620	703,867
Series A
5.00%, 03/01/21		120	134,675
5.00%, 03/01/24	(PR 03/01/21)	70	78,317
Series B
5.00%, 08/01/21		80	90,822
Series C
5.00%, 08/01/21		725	823,071
Washington Suburban Sanitary Commission GO
5.00%, 06/01/21		435	491,776

			5,578,939
MASSACHUSETTS — 4.58%
Commonwealth of Massachusetts GOL
5.00%, 04/01/22	(PR 04/01/21)	200	224,986
Series A
4.00%, 07/01/21		200	219,032
5.00%, 04/01/27	(PR 04/01/21)	550	618,711
5.25%, 08/01/21		585	668,310
Series B
5.25%, 08/01/21		275	314,163
5.25%, 08/01/21	(AGM)	200	228,482
5.25%, 09/01/21		230	263,373
Series C
5.00%, 10/01/21		80	91,062

Security		Principal (000s)	Value
Series D
5.00%, 10/01/26	(PR 10/01/21)	$1,250	$1,422,837
Series E
4.00%, 09/01/21		100	109,859
Commonwealth of Massachusetts RB
Series A
5.50%, 06/01/21	(AGM)	200	229,368
Commonwealth of Massachusetts Transportation Fund Revenue RB
Series A
5.00%, 06/01/25	(PR 06/01/21)	450	508,567
Massachusetts Bay Transportation Authority RB
Series A
0.00%, 07/01/21		200	189,274
Series C
5.25%, 07/01/21		40	45,619
5.50%, 07/01/21		200	229,878
Massachusetts Clean Water Trust (The) RB
5.25%, 08/01/21		35	40,095
Series 2014
5.00%, 08/01/21		415	471,627
Massachusetts Development Finance Agency RB
Series B-3
5.00%, 01/01/21		100	111,794
Massachusetts Health & Educational Facilities Authority RB
Series M
5.25%, 02/15/21		35	39,445
Massachusetts School Building Authority RB
Series A
5.00%, 05/15/21		40	45,128
5.00%, 08/15/21		270	306,680
Series B
4.00%, 10/15/21		75	82,564
5.00%, 10/15/21		200	228,172
Series C
5.00%, 08/15/21		105	119,264
Massachusetts Turnpike Authority RB
Series C
0.00%, 01/01/21		95	90,017

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Massachusetts Water Resources Authority RB
Series J
5.50%, 08/01/21	(AGM)	$285	$328,862
University of Massachusetts Building Authority RB
5.00%, 11/01/21		35	39,896
Series 1
4.00%, 11/01/21		50	54,914

			7,321,979
MICHIGAN — 1.21%
Michigan Finance Authority RB
5.00%, 08/01/21		70	78,784
5.00%, 10/01/21		440	501,380
Michigan State Building Authority RB
Series I
5.00%, 04/15/21		50	56,082
5.00%, 10/15/21		315	357,446
Michigan Strategic Fund RB
1.45%, 09/01/30	(PR 09/01/2021)	100	98,673
5.00%, 10/15/21		55	61,797
Royal Oak School District GO
5.00%, 05/01/21		100	112,281
State of Michigan GO
Series A
5.00%, 12/01/21		170	194,480
Series B
5.00%, 11/01/21		85	97,033
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/21		200	228,072
5.25%, 11/01/21	(AGM)	125	143,593

			1,929,621
MINNESOTA — 1.39%
County of Hennepin MN GO
Series C
5.00%, 12/01/21		250	286,320
Metropolitan Council GO
Series B
5.00%, 09/01/21		75	85,366
Series C
5.00%, 03/01/21		50	56,132

Security		Principal (000s)	Value
Minnesota Municipal Power Agency RB
Series A
4.00%, 10/01/21		$10	$10,939
South Washington County Independent School District No. 833/MN GO
Series B
5.00%, 02/01/21		150	167,232
Southern Minnesota Municipal Power Agency RB
Series A
0.00%, 01/01/21		25	23,823
State of Minnesota COP
5.00%, 06/01/21		30	33,691
State of Minnesota GO
5.00%, 10/01/21		145	165,109
Series A
5.00%, 08/01/21		305	345,778
Series B
5.00%, 08/01/21		100	113,370
Series D
5.00%, 10/01/21		125	142,335
Series F
5.00%, 10/01/21		395	449,779
University of Minnesota RB
Series B
5.00%, 12/01/21		300	342,558

			2,222,432
MISSISSIPPI — 0.73%
Mississippi Development Bank RB
5.00%, 01/01/21		55	60,943
State of Mississippi GO
Series A
5.00%, 10/01/36	(PR 10/01/21)	395	449,617
5.25%, 11/01/21		140	161,235
Series C
5.00%, 10/01/21		135	153,832
Series F
5.00%, 11/01/21		105	119,777
5.25%, 10/01/21		50	57,450
Series H
4.00%, 12/01/21		145	160,022

			1,162,876

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MISSOURI — 0.33%
Missouri Highway & Transportation Commission RB
Series A
5.00%, 05/01/21	$25	$28,216
Series B
5.00%, 05/01/21	120	135,175
Missouri State Environmental Improvement & Energy Resources Authority RB
5.00%, 07/01/21	225	255,121
University of Missouri RB
Series A
5.00%, 11/01/21	100	113,989

		532,501
MONTANA — 0.01%
State of Montana GO
5.00%, 08/01/21	20	22,729

		22,729
NEBRASKA — 0.94%
City of Lincoln NE Electric System Revenue RB
5.00%, 09/01/21	255	290,037
City of Omaha NE GO
5.25%, 04/01/21	70	79,228
City of Omaha NE Sewer Revenue RB
5.00%, 11/15/21	45	51,297
Metropolitan Utilities District of Omaha RB
5.00%, 12/01/21	200	228,116
Nebraska Public Power District RB
5.00%, 07/01/21	50	56,483
Series A
5.00%, 01/01/21	420	468,010
Series B
5.00%, 01/01/21	90	100,288
Omaha Public Power District Nebraska City Station Unit 2 RB
Series A
4.00%, 02/01/21	50	53,980

Security	Principal (000s)	Value
Omaha Public Power District RB
Series B
5.00%, 02/01/21	$45	$50,292
University of Nebraska RB
5.00%, 07/01/21	110	124,261

		1,501,992
NEVADA — 1.83%
Clark County School District GOL
Series A
5.00%, 06/15/21	330	372,280
Series B
5.00%, 06/15/21	175	197,421
Series D
5.00%, 06/15/21	65	73,328
County of Clark Department of Aviation RB
5.00%, 07/01/21	85	95,760
County of Clark NV GOL
5.00%, 11/01/21	120	136,888
County of Clark NV RB
5.00%, 07/01/21	205	231,265
Series A
5.00%, 07/01/21	225	253,827
Las Vegas Special Improvement District Nos. 808 & 810 GOL
Series A
5.00%, 06/01/21	70	78,901
Las Vegas Valley Water District GOL
Series B
5.00%, 12/01/21	75	85,639
Nevada System of Higher Education RB
4.00%, 07/01/21	75	81,967
Series A
4.00%, 07/01/21	50	54,645
5.00%, 07/01/21	25	28,213
State of Nevada GOL
5.00%, 04/01/21	150	168,312
5.00%, 06/01/21	135	152,165
5.00%, 08/01/21	80	90,570
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/21	720	823,931

		2,925,112

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
NEW HAMPSHIRE — 0.12%
New Hampshire Municipal Bond Bank RB
Series A
5.00%, 08/15/21		$70	$79,398
Series D
5.00%, 08/15/21		45	51,077
State of New Hampshire GO
Series B
5.00%, 11/01/21		50	57,100

			187,575
NEW JERSEY — 1.22%
County of Monmouth NJ GO
4.00%, 03/01/21		200	217,542
New Jersey Building Authority RB
Series A
5.00%, 06/15/21		100	109,323
5.00%, 06/15/21	(ETM)	5	5,639
New Jersey Economic Development Authority RB
Series B
5.00%, 11/01/21		150	164,961
Series DDD
5.00%, 06/15/21		200	218,646
Series II
5.00%, 03/01/21		25	27,185
Series KK
5.00%, 03/01/21		20	21,748
Series NN
5.00%, 03/01/21		155	168,547
Series XX
5.00%, 06/15/21		325	355,300
New Jersey Educational Facilities Authority RB
Series 2014A
5.00%, 09/01/21		35	38,391
New Jersey State Turnpike Authority RB
Series B
5.00%, 01/01/21		125	138,836
New Jersey Transportation Trust Fund Authority RB
Series A
5.00%, 06/15/21	(SAP)	50	54,698

Security	Principal (000s)	Value
Series A-1
5.00%, 06/15/21	$100	$109,214
Series B
5.00%, 06/15/21	35	38,314
New Jersey Turnpike Authority RB
Series C
5.00%, 01/01/21	130	144,390
State of New Jersey GO
5.00%, 06/01/21	120	133,653

		1,946,387
NEW MEXICO — 1.09%
Albuquerque Municipal School District No. 12 GO
5.00%, 08/01/21	100	113,174
New Mexico Finance Authority RB
5.00%, 06/15/21	415	469,553
Series A
5.00%, 06/15/21	50	56,406
Series C
5.00%, 06/01/21	100	112,715
State of New Mexico GO
5.00%, 03/01/21	260	291,343
State of New Mexico Severance Tax Permanent Fund RB
Series A
5.00%, 07/01/21	465	525,822
Series B
5.00%, 07/01/21	55	61,837
University of New Mexico (The) RB
Series A
5.00%, 06/01/21	100	112,753

		1,743,603
NEW YORK — 10.13%
Brooklyn Arena Local Development Corp. RB
Series A
5.00%, 07/15/21	100	112,213
City of New York NY GO
5.00%, 08/01/21	135	152,573
Series 1
5.00%, 08/01/21	50	56,509
Series A
5.00%, 08/01/21	50	56,509

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series A-1
4.00%, 08/01/21	$200	$218,762
5.00%, 08/01/21	35	39,556
Series B
5.00%, 08/01/21	230	259,940
Series C
5.00%, 08/01/21	55	62,159
Series E
4.00%, 08/01/21	25	27,345
5.00%, 08/01/21	245	276,892
Series F
5.00%, 08/01/21	200	226,034
Series H
5.00%, 08/01/21	345	389,909
Series I
5.00%, 03/01/21	60	67,066
5.00%, 08/01/21	315	356,004
Series J
5.00%, 08/01/21	705	796,770
County of Nassau NY GOL
Series A
5.00%, 01/01/21	35	38,851
5.00%, 04/01/21	50	55,873
Long Island Power Authority RB
Series A
0.00%, 06/01/21	90	84,707
Series B
5.00%, 09/01/21	205	232,016
Metropolitan Transportation Authority RB
Series A
5.00%, 11/15/21	30	34,262
Series A-1
4.00%, 11/15/21	50	54,981
5.00%, 11/15/21	110	125,255
Series B
5.00%, 11/15/21	165	187,882
Series B-2
5.00%, 11/15/21	210	239,123
Series B-4
5.00%, 11/15/21	195	222,701
Series C
5.00%, 11/15/21	230	261,897

Security		Principal (000s)	Value
Series C-1
5.00%, 11/15/21		$100	$113,868
Series D
5.00%, 11/15/21		255	290,363
Series E
5.00%, 11/15/21		180	204,962
Series F
4.00%, 11/15/21		25	27,490
5.00%, 11/15/21		85	96,788
Nassau County Interim Finance Authority RB
Series A
5.00%, 11/15/21		50	57,358
Nassau County Sewer & Storm Water Finance Authority RB
Series A
5.00%, 10/01/21		40	45,712
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1
5.00%, 07/15/21		355	401,775
5.00%, 07/15/21	(ETM) (SAW)	225	254,997
Series S-2
5.00%, 07/15/21		140	158,446
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A
5.00%, 11/01/21		110	125,480
Series A-1
5.00%, 11/01/21		200	228,146
Series B
5.00%, 11/01/21		100	114,073
Series B-1
5.00%, 11/01/21		50	57,037
Series C
5.00%, 11/01/21		430	490,514
Series E
5.00%, 11/01/21		150	171,109
Series F-1
5.00%, 05/01/21		150	168,915
Series I
5.00%, 05/01/21		55	61,936

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
New York City Water & Sewer System RB
Series EE
4.00%, 06/15/21		$80	$87,582
New York Convention Center Development Corp. RB
5.00%, 11/15/21		200	227,314
New York Municipal Bond Bank Agency RB
5.00%, 12/01/21		110	125,745
New York State Dormitory Authority RB
0.00%, 08/01/21		80	75,643
4.00%, 05/15/21		90	98,437
4.00%, 10/01/21	(SAW)	225	246,571
5.00%, 08/15/21	(SAP)	150	169,692
5.50%, 05/15/21	(AMBAC)	100	114,768
Series A
4.00%, 03/15/21		100	108,872
5.00%, 02/15/21		205	229,600
5.00%, 03/15/21		330	370,278
5.00%, 07/01/21		260	293,667
5.00%, 10/01/21	(AGM)	75	85,186
5.00%, 10/01/21	(SAW)	215	244,816
Series B
5.00%, 03/15/21		800	898,104
5.00%, 07/01/21		55	62,173
Series C
5.00%, 03/15/21		200	224,526
Series D
5.00%, 02/15/21		325	364,000
5.00%, 08/15/21		70	79,482
5.00%, 10/01/21	(BAM SAW)	225	256,295
Series E
4.00%, 03/15/21		100	108,975
5.00%, 03/15/21		100	112,263
5.00%, 08/15/21		210	238,444
Series F
5.00%, 10/01/21	(BAM SAW)	45	51,259
New York State Environmental Facilities Corp. RB
5.00%, 02/15/21		25	28,026
5.00%, 06/15/21		210	237,622

Security		Principal (000s)	Value
5.00%, 11/15/21		$25	$28,594
Series A
5.00%, 06/15/21		200	226,306
Series B
5.00%, 06/15/21		100	113,153
Series E
5.00%, 05/15/21		75	84,671
New York State Thruway Authority Highway & Bridge Trust Fund RB
Series A
5.00%, 04/01/21		75	84,344
Series A-1
5.00%, 04/01/21		130	146,195
New York State Thruway Authority RB
5.00%, 01/01/21		130	144,560
Series A
5.00%, 03/15/21		180	202,073
Series K
4.00%, 01/01/21		70	75,545
New York State Urban Development Corp. RB
Series A
5.00%, 03/15/21		225	252,591
Series A-1
5.00%, 03/15/21		170	190,847
Series A-2
5.50%, 03/15/21	(NPFGC)	85	96,821
Series D
5.00%, 03/15/21		300	336,789
Series E
5.00%, 03/15/21		70	78,584
Port Authority of New York & New Jersey RB
5.00%, 10/15/21		115	131,055
Series 173
4.00%, 12/01/21		30	33,095
Series 175
5.00%, 12/01/21		55	62,850
Series 189
5.00%, 05/01/21		110	123,830
Sales Tax Asset Receivable Corp. RB
Series A
5.00%, 10/15/21		165	188,516

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Triborough Bridge & Tunnel Authority RB
Series A
4.00%, 11/15/21	$40	$44,018
5.00%, 01/01/21	145	161,862
5.00%, 11/15/21	80	91,432
Series B
4.00%, 11/15/21	65	71,744
5.00%, 11/15/21	195	222,865
Series C
5.00%, 11/15/21	130	148,577

		16,185,015
NORTH CAROLINA — 3.45%
City of Asheville NC Water System Revenue RB
4.00%, 08/01/21	50	54,844
City of Charlotte NC COP
Series A
5.00%, 12/01/21	180	205,304
City of Charlotte NC GO
5.00%, 12/01/21	285	326,405
City of Charlotte NC Water & Sewer System Revenue RB
5.00%, 07/01/21	235	266,459
City of Durham NC GO
Series C
5.00%, 07/01/21	50	56,655
City of Raleigh NC GO
Series A
4.00%, 09/01/21	50	55,048
Series B
5.00%, 04/01/21	50	56,265
City of Raleigh NC RB
Series A
5.00%, 10/01/21	40	45,531
County of Buncombe NC RB
5.00%, 06/01/21	65	73,289
Series A
5.00%, 06/01/21	85	95,840
County of Cabarrus NC GO
5.00%, 03/01/21	75	83,989
County of Durham NC GO
5.00%, 10/01/21	160	182,451

Security	Principal (000s)	Value
County of Forsyth NC GO
4.00%, 12/01/21	$10	$11,057
5.00%, 07/01/21	50	56,655
County of Mecklenburg NC GO
Series A
5.00%, 09/01/21	200	227,642
5.00%, 12/01/21	100	114,528
County of Mecklenburg NC RB
Series A
5.00%, 10/01/21	270	307,554
County of New Hanover NC GO
5.00%, 02/01/21	200	223,994
5.00%, 08/01/21	300	340,698
County of Wake NC RB
Series A
5.00%, 12/01/21	75	85,800
North Carolina Eastern Municipal Power Agency RB
Series A
5.00%, 01/01/21	(ETM)	745	830,898
Series B
5.00%, 01/01/21	(ETM)	425	474,002
North Carolina State University at Raleigh RB
Series A
5.00%, 10/01/21	100	113,827
State of North Carolina GO
5.00%, 06/01/21	315	356,114
Series C
4.00%, 05/01/21	350	382,834
State of North Carolina GOL
Series B
5.00%, 06/01/21	320	361,286
University of North Carolina at Chapel Hill RB
0.00%, 08/01/21	55	52,102
University of North Carolina at Greensboro RB
5.00%, 04/01/21	60	67,261

5,508,332
OHIO — 3.83%
City of Columbus OH GO
Series 1
5.00%, 07/01/21	165	186,928

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Series 2012-3
5.00%, 08/15/21		$35	$39,796
Series A
5.00%, 02/15/21		110	123,276
5.00%, 08/15/21		305	346,797
City of Columbus OH GOL
Series 2012-4
4.00%, 08/15/21		20	21,949
Cleveland Department of Public Utilities Division of Water RB
Series Y
5.00%, 01/01/21		70	78,094
Cleveland State University RB
5.00%, 06/01/21		55	61,624
Columbus City School District GO
Series A
5.00%, 12/01/21		105	119,940
County of Hamilton OH Sales Tax Revenue RB
Series A
5.00%, 12/01/21		465	530,570
Miami University/Oxford OH RB
5.00%, 09/01/21		185	209,751
Northeast Ohio Regional Sewer District RB
5.00%, 11/15/21		70	80,122
Ohio Higher Educational Facility Commission RB
5.00%, 01/01/21		100	111,315
Ohio State Building Authority RB
5.00%, 10/01/21		180	204,079
Ohio State University (The) RB
Series A
5.00%, 06/01/21		50	56,470
Series D
5.00%, 12/01/21		20	22,889
Ohio Turnpike & Infrastructure Commission RB
Series A
5.50%, 02/15/21	(NPFGC)	30	34,082
Ohio Water Development Authority RB
Series A
5.00%, 06/01/21		110	124,234

Security	Principal (000s)	Value
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/21	$25	$28,235
5.00%, 12/01/21	440	503,360
5.50%, 06/01/21	250	286,710
Series B
5.00%, 12/01/21	150	171,600
State of Ohio GO
5.00%, 09/01/21	150	170,310
Series A
5.00%, 03/01/21	100	112,020
5.00%, 05/01/21	130	146,298
5.00%, 08/01/21	55	62,310
5.00%, 09/01/21	50	56,770
5.00%, 09/15/21	760	863,922
Series B
5.00%, 08/01/21	400	453,164
Series C
5.00%, 09/15/21	165	187,562
Series R
5.00%, 05/01/21	20	22,507
Series T
5.00%, 11/01/21	100	113,989
State of Ohio RB
5.00%, 04/01/21	80	89,538
5.00%, 10/01/21	100	113,377
Series A
5.00%, 04/01/21	250	279,808
Series B
5.00%, 04/01/21	100	111,923

		6,125,319
OKLAHOMA — 0.63%
Grand River Dam Authority RB
Series A
5.00%, 06/01/21	190	213,875
Oklahoma Capital Improvement Authority RB
5.00%, 10/01/21	160	181,730
Series B
5.00%, 07/01/21	85	95,825
Series C
5.00%, 07/01/21	55	62,004

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Oklahoma City Water Utilities Trust RB
5.00%, 07/01/21	$145	$164,133
Oklahoma Development Finance Authority RB
Series A
5.00%, 08/15/21	45	50,988
Oklahoma Turnpike Authority RB
Series A
4.00%, 01/01/21	225	243,477

		1,012,032
OREGON — 1.98%
City of Portland OR Sewer System Revenue RB
Series A
5.00%, 08/01/21	195	220,917
5.00%, 10/01/21	60	68,395
Series B
5.00%, 10/01/21	100	113,786
City of Portland OR Water System Revenue RB
Series A
4.00%, 10/01/21	100	109,988
Clackamas County School District No. 12 North Clackamas GO
5.00%, 06/15/21 (GTD)	150	169,502
County of Washington OR GOL
5.00%, 03/01/21	200	224,528
Lane Community College GO
4.00%, 06/15/21	65	70,992
Marion & Clackamas Counties School District No. 4J Silver Falls/OR GO
4.00%, 06/15/21 (GTD)	75	81,830
Metro/OR GO
Series A
5.00%, 06/01/21	150	169,523
Oregon Health & Science University RB
Series A
5.00%, 07/01/21	320	360,630
Oregon State Facilities Authority RB
Series A
5.00%, 11/15/21	65	73,900

Security	Principal (000s)	Value
Oregon State Lottery RB
Series B
5.00%, 04/01/21	$75	$84,344
Series D
5.00%, 04/01/21	95	106,835
Portland Community College District GO
5.00%, 06/15/21	20	22,623
State of Oregon Department of Transportation RB
Series A
5.00%, 11/15/21	55	62,860
State of Oregon GO
Series C
5.00%, 06/01/21	200	225,880
Series H
5.00%, 05/01/21	80	90,146
Series J
5.00%, 05/01/21	80	90,146
Series N
5.00%, 12/01/21	415	474,760
Tri-County Metropolitan Transportation District of Oregon RB
Series A
5.00%, 10/01/21	150	170,250
Washington & Multnomah Counties School District No. 48J Beaverton GO
Series B
4.00%, 06/15/21 (GTD)	100	109,403
Washington County Clean Water Services RB
5.00%, 10/01/21	55	62,582

		3,163,820
PENNSYLVANIA — 1.38%
Commonwealth of Pennsylvania GO
5.00%, 04/01/21	40	44,543
First Series
5.00%, 06/01/21	200	223,644
5.00%, 06/15/21	50	55,973
5.00%, 07/01/21	15	16,808
5.00%, 08/15/21	25	28,100

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
5.00%, 11/15/21		$10	$11,303
Second Series
5.00%, 01/15/21		400	443,080
5.00%, 07/01/21		75	84,037
5.00%, 10/15/21		60	67,709
Series T
5.00%, 07/01/21		130	145,665
County of Chester PA GO
5.00%, 11/15/21		30	34,325
Delaware County Authority RB
5.00%, 08/01/21		40	44,926
Pennsylvania Higher Educational Facilities Authority RB
Series A
5.00%, 05/01/21		15	16,695
Series AN
5.00%, 06/15/21		25	28,015
Pennsylvania Turnpike Commission RB
0.00%, 12/01/21		20	18,560
Series A
5.00%, 12/01/21		295	335,430
5.25%, 07/15/21	(AGM)	80	90,888
Series B
5.00%, 12/01/23	(PR 12/01/21)	450	514,224

			2,203,925
RHODE ISLAND — 0.61%
Rhode Island Health & Educational Building Corp. RB
5.00%, 09/01/21		215	244,455
Rhode Island Infrastructure Bank RB
5.00%, 10/01/21		90	102,444
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series B
4.00%, 10/01/21		145	159,425
Series C
5.00%, 10/01/21		180	204,888
State of Rhode Island GO
Series D
5.00%, 08/01/21		230	259,760

			970,972

Security	Principal (000s)	Value
SOUTH CAROLINA — 1.09%
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/21	$130	$148,165
City of Columbia SC Waterworks & Sewer System Revenue RB
4.50%, 02/01/21	75	82,706
Horry County School District/SC GO
5.00%, 03/01/21 (SCSDE)	230	258,127
SCAGO Educational Facilities Corp. for Picknes School District RB
5.00%, 12/01/21	65	73,640
South Carolina Public Service Authority RB
Series B
4.00%, 12/01/21	55	59,739
5.00%, 12/01/21	205	230,695
Series C
5.00%, 12/01/21	85	95,654
South Carolina Transportation Infrastructure Bank RB
Series A
5.00%, 10/01/21	100	113,295
Series B
5.00%, 10/01/21	275	311,561
State of South Carolina GO
Series A
4.00%, 06/01/21	225	246,598
5.00%, 07/01/21	(SAW)	100	113,349

1,733,529
TENNESSEE — 1.88%
City of Clarksville TN Water Sewer & Gas Revenue RB
5.00%, 02/01/21	25	27,957
County of Montgomery TN GO
5.00%, 04/01/21	100	112,351
County of Shelby TN GO
Series A
4.00%, 03/01/21	45	49,009
5.00%, 04/01/21	250	281,055
County of Sumner TN GO
5.00%, 06/01/21	125	141,081
5.00%, 12/01/21	70	80,050

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
County of Williamson TN GO
Series A
5.00%, 04/01/21		$500	$562,645
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB
Series D
4.00%, 10/01/21		185	203,628
Metropolitan Government of Nashville & Davidson County TN GO
Series A
5.00%, 01/01/21		100	111,662
Series C
5.00%, 07/01/21		110	124,556
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB
Series A
5.25%, 01/01/21	(AGM)	50	56,168
State of Tennessee GO
Series A
5.00%, 08/01/21		305	346,498
5.00%, 09/01/21		50	56,930
Series B
5.00%, 08/01/21		250	284,015
5.00%, 11/01/21		100	114,325
Tennessee State School Bond Authority RB
Series B
5.00%, 11/01/21		400	456,964

			3,008,894
TEXAS — 10.26%
Canadian River Municipal Water Authority Corp. RB
5.00%, 02/15/21		140	156,369
Central Texas Regional Mobility Authority RB
5.00%, 01/01/21		50	55,175
Central Texas Turnpike System RB
0.00%, 08/15/21	(ETM, AMBAC)	375	353,839

Security	Principal (000s)	Value
City of Austin TX Electric Utility Revenue RB
Series A
5.00%, 11/15/21	$85	$96,788
City of Austin TX GOL
5.00%, 09/01/21	315	358,029
Series A
4.00%, 09/01/21	30	32,981
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 05/15/21	80	90,050
5.00%, 11/15/21	135	153,948
Series A
5.00%, 11/15/21	25	28,509
City of Corpus Christi TX Utility System Revenue RB
5.00%, 07/15/21	155	174,825
Series C
5.00%, 07/15/21	50	56,395
City of Dallas TX GOL
5.00%, 02/15/21	160	177,235
City of Dallas TX Waterworks & Sewer System Revenue RB
5.00%, 10/01/21	65	73,908
Series A
5.00%, 10/01/21	110	125,074
City of Denton TX GO
5.00%, 02/15/21	55	61,468
City of Denton TX GOL
5.00%, 02/15/21	100	111,760
City of El Paso TX GOL
4.00%, 08/15/21	110	120,338
City of El Paso TX Water & Sewer Revenue RB
5.00%, 03/01/21	75	83,703
City of Fort Worth TX Water & Sewer System Revenue RB
5.00%, 02/15/21	25	27,983
City of Garland TX Electric Utility System Revenue RB
5.00%, 03/01/21	65	72,407
City of Grand Prairie TX GOL
5.00%, 02/15/21	150	167,846

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Houston TX Airport System Revenue RB
Series B
5.00%, 07/01/21	$190	$212,967
City of Houston TX Combined Utility System Revenue RB
Series B
5.00%, 11/15/21	110	125,208
Series C
5.00%, 05/15/21	160	179,862
Series D
5.00%, 11/15/21	185	210,576
City of Houston TX GOL
Series A
5.00%, 03/01/21	200	223,762
City of Lubbock TX GOL
5.00%, 02/15/21	190	212,084
City of San Antonio TX Electric & Gas Systems Revenue RB
4.00%, 02/01/21	100	108,523
5.00%, 02/01/21	185	206,754
City of San Marcos TX GOL
5.00%, 08/15/21	40	45,386
Clear Creek Independent School District GO
Series A
5.00%, 02/15/21	(PSF)	100	111,966
Clifton Higher Education Finance Corp. RB
5.00%, 03/01/21	80	89,117
County of Denton TX GOL
5.00%, 07/15/21	85	96,200
County of Fort Bend TX GO
5.00%, 03/01/21	15	16,761
County of Harris TX GOL
Series A
5.00%, 08/15/21	55	62,145
5.00%, 10/01/21	75	85,002
Series B
5.00%, 10/01/21	100	113,336
County of Harris TX RB
5.00%, 08/15/21	145	164,123
Series A
5.00%, 08/15/21	125	141,485

Security		Principal (000s)	Value
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/21	(PSF)	$20	$22,366
Series A
5.00%, 02/15/21	(PSF)	210	234,841
Series C
5.00%, 02/15/21	(PSF)	100	111,829
Dallas Area Rapid Transit RB
Series A
5.00%, 12/01/21		190	217,035
Series B
5.00%, 12/01/21		55	62,826
Dallas Independent School District GO
4.00%, 08/15/21		70	76,769
Dallas/Fort Worth International Airport RB
Series E
5.00%, 11/01/21		75	85,179
Series F
5.00%, 11/01/21		70	79,500
Series G
5.00%, 11/01/21		25	28,393
Denton Independent School District GO
Series A
5.00%, 08/15/21	(PSF)	60	68,103
Edinburg Consolidated Independent School District/TX GO
4.00%, 02/15/21	(PSF)	100	108,623
Fort Bend Independent School District GO
5.00%, 08/15/21		45	51,060
Fort Worth Independent School District GO
5.00%, 02/15/21	(PSF)	175	196,000
Frisco Independent School District GO
5.00%, 08/15/21		100	113,624
Series A
4.50%, 08/15/21	(PSF)	20	22,357
Garland Independent School District GO
5.00%, 02/15/21		100	111,863

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Grapevine-Colleyville Independent School District GO
5.00%, 08/15/21	(PSF)	$55	$62,428
Series A
5.00%, 08/15/21		45	51,077
Harris County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/21		30	34,046
Series A
5.00%, 11/15/21		90	102,291
Harris County Flood Control District GOL
Series A
5.25%, 10/01/21		230	264,270
Harris County Hospital District RB
5.00%, 02/15/21		100	110,975
Houston Community College System GOL
5.00%, 02/15/21		115	128,642
Houston Community College System RB
5.00%, 04/15/21		100	112,092
Houston Independent School District GOL
5.00%, 02/15/21	(PSF)	100	111,932
Keller Independent School District/TX GO
Series A
5.00%, 08/15/21	(PSF)	45	51,006
Laredo Community College District GOL
5.00%, 08/01/21		65	73,005
Leander Independent School District GO
0.00%, 08/15/21		75	71,114
Series B
0.00%, 08/15/21		150	141,961
Series D
0.00%, 08/15/21		50	47,410
Lewisville Independent School District GO
Series A
5.00%, 08/15/21	(PSF)	150	169,782

Security		Principal (000s)	Value
Series B
4.00%, 08/15/21		$130	$142,470
Lone Star College System GOL
5.00%, 02/15/21		105	117,348
Longview Independent School District GO
5.00%, 02/15/21	(PSF)	70	78,160
Lower Colorado River Authority RB
5.00%, 05/15/21		205	230,076
Series A
5.00%, 05/15/21		170	190,415
Magnolia Independent School District/TX GO
5.00%, 08/15/21		60	67,984
Manor Independent School District GO
5.00%, 08/01/21	(PSF)	15	16,988
Metropolitan Transit Authority of Harris County RB
5.00%, 11/01/21		75	85,367
Series B
5.00%, 11/01/21		105	119,513
Midland Independent School District GO
5.00%, 02/15/21	(PSF)	50	55,966
North East Independent School District/TX GO
5.25%, 02/01/21	(PSF)	115	129,357
North Texas Municipal Water District RB
5.00%, 06/01/21		135	152,318
North Texas Municipal Water District Water System Revenue RB
5.00%, 09/01/21		135	153,333
North Texas Tollway Authority RB
Series A
5.00%, 01/01/21		365	405,793
5.00%, 09/01/21	(ETM)	20	22,596
Northside Independent School District GO
5.00%, 08/15/21	(PSF)	265	300,788
Series A
4.00%, 08/15/21		30	32,948

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Northwest Independent School District GO
5.00%, 02/15/21	(PSF)	$40	$44,773
Permanent University Fund – Texas A&M University System RB
5.00%, 07/01/21		130	147,203
Permanent University Fund – University of Texas System RB
Series A
5.00%, 07/01/21		145	164,244
Pflugerville Independent School District GO
5.00%, 02/15/21	(PSF)	50	55,966
Port Authority of Houston of Harris County Texas GO
Series A
5.00%, 10/01/21		125	142,335
Richardson Independent School District GO
4.00%, 02/15/21		300	325,869
San Antonio Water System RB
5.00%, 05/15/21		75	84,477
Series A
5.00%, 05/15/21		55	61,950
South Texas College GOL
5.00%, 08/15/21		70	79,038
Southwest Higher Education Authority Inc. RB
5.00%, 10/01/21		140	159,013
Spring Branch Independent School District GO
Series B
5.00%, 02/01/21	(PSF)	115	128,601
State of Texas GO
5.00%, 04/01/21		750	842,632
5.00%, 08/01/21		35	39,680
5.00%, 10/01/21		335	381,457
Series C
5.00%, 08/01/21		20	22,674
Series D
5.00%, 05/15/21		200	225,492
Series G
5.00%, 08/01/21		100	113,370

Security	Principal (000s)	Value
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 12/01/21	$90	$102,431
Tarrant Regional Water District RB
5.00%, 03/01/21	120	134,466
6.00%, 09/01/21	150	176,011
Series A
5.00%, 03/01/21	45	50,425
Texas State University System RB
4.50%, 03/15/21	15	16,546
5.00%, 03/15/21	125	139,846
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/21	400	454,816
Series A
5.00%, 04/01/21	465	521,767
Texas Water Development Board RB
Series A
5.00%, 10/15/21	275	313,621
Trinity River Authority Central Regional Wastewater System Revenue RB
5.00%, 08/01/21	170	192,729
University of Houston RB
Series A
5.00%, 02/15/21	150	167,521
University of North Texas RB
Series A
5.00%, 04/15/21	40	44,880
University of Texas System (The) RB
Series A
4.00%, 08/15/21	90	98,807
Series B
5.00%, 08/15/21	80	90,804
Series C
5.00%, 08/15/21	150	170,257
Series D
5.00%, 08/15/21	150	170,139
Series I
5.00%, 08/15/21	100	113,426

		16,384,972

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
UTAH — 1.04%
Central Utah Water Conservancy District GOL
Series C
5.00%, 04/01/21		$80	$89,738
County of Salt Lake UT RB
Series A
5.00%, 02/01/21		75	83,998
Metropolitan Water District of Salt Lake & Sandy RB
Series A
4.00%, 07/01/21		90	98,564
State of Utah GO
Series 2011-A
5.00%, 07/01/24	(PR 07/01/21)	500	566,360
Series A
4.00%, 07/01/21		35	38,449
5.00%, 07/01/26	(PR 07/01/21)	400	453,088
University of Utah (The) RB
Series A
5.00%, 08/01/21		50	56,685
Utah State Building Ownership Authority RB
5.00%, 05/15/21		145	163,428
Utah Transit Authority RB
Series A
5.00%, 06/15/21		105	117,858

			1,668,168
VERMONT — 0.40%
Vermont Municipal Bond Bank RB
Series 3
5.00%, 12/01/21		565	645,874

			645,874
VIRGINIA — 4.19%
City of Alexandria VA
5.00%, 07/15/21		35	39,707
City of Norfolk VA GO
5.00%, 08/01/21		40	45,332
City of Norfolk VA Water Revenue RB
5.00%, 11/01/21		105	119,777
County of Arlington VA GO
Series A
5.00%, 08/01/21		155	176,150

Security		Principal (000s)	Value
5.00%, 08/15/21		$210	$238,944
County of Chesterfield VA GO
Series B
5.00%, 01/01/21	(SAW)	200	223,588
County of Fairfax VA GO
Series A
5.00%, 10/01/21	(SAW)	100	114,115
5.00%, 10/01/25	(PR 10/01/21) (SAW)	1,250	1,425,400
Series B
5.00%, 04/01/21	(SAW)	115	129,450
County of Henrico VA GO
5.00%, 07/15/21		190	215,551
Fairfax County Economic Development Authority RB
Series A
5.00%, 10/01/21		80	91,062
University of Virginia RB
Series B
5.00%, 08/01/21		55	62,461
Virginia College Building Authority RB
5.00%, 02/01/21		505	564,726
5.00%, 09/01/21		50	56,749
Series 2
5.00%, 09/01/21		35	39,725
Series A
5.00%, 09/01/21		335	380,222
Series E -1
5.00%, 02/01/21		170	190,106
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/21		80	89,698
5.00%, 05/15/21	(SAP)	125	140,795
5.00%, 05/15/21		200	225,272
5.00%, 09/15/21		245	278,401
Series B
5.00%, 09/15/21		75	85,225
Virginia Public Building Authority RB
Series A
5.00%, 08/01/21		265	300,534
Series B
5.00%, 08/01/21		195	221,147
Virginia Public School Authority RB
5.00%, 01/15/21	(SAW)	125	139,376

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
5.00%, 08/01/21	(SAW)	$75	$85,174
5.00%, 08/01/21		170	192,462
5.00%, 11/01/21		300	342,597
Series A
5.00%, 08/01/21	(SAW)	35	39,624
Series IV
5.00%, 04/15/21		105	117,961
Virginia Resources Authority RB
5.00%, 10/01/21		115	131,184
5.00%, 11/01/21	(SAW)	30	34,260
Series B
5.00%, 11/01/21		140	159,879

			6,696,654
WASHINGTON — 5.11%
Auburn School District No. 408 of King & Pierce Counties GO
4.00%, 12/01/21	(GTD)	20	21,997
Central Puget Sound Regional Transit Authority RB
Series S-1
5.00%, 11/01/21		75	85,712
City of Bellevue WA GOL
5.00%, 12/01/21		400	458,112
City of Seattle WA Drainage & Wastewater Revenue RB
5.00%, 04/01/21		115	129,162
City of Seattle WA GO
5.00%, 09/01/21		110	125,026
5.00%, 12/01/21		60	68,614
City of Seattle WA GOL
4.50%, 03/01/21		50	55,250
City of Seattle WA Municipal Drainage & Wastewater Revenue RB
5.00%, 09/01/21		40	45,432
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/21		280	318,024
Series A
5.00%, 02/01/21		100	111,793
City of Seattle WA Water System Revenue RB
5.00%, 05/01/21		75	84,430

Security	Principal (000s)	Value
5.00%, 09/01/21	$125	$141,975
City of Tacoma WA Electric System Revenue RB
Series A
5.00%, 01/01/21	250	278,495
City of Vancouver WA GOL
Series B
5.00%, 12/01/21	195	222,747
Clark County Public Utility District No. 1 RB
5.00%, 01/01/21	135	149,943
County of King WA GO
5.00%, 12/01/21	125	143,054
County of King WA GOL
5.00%, 01/01/21	50	55,831
5.00%, 06/01/21	80	90,382
5.00%, 07/01/21	160	181,173
5.00%, 12/01/21	60	68,666
Series E
4.00%, 06/01/21	100	109,489
County of King WA Sewer Revenue RB
Series A
5.00%, 01/01/21	80	89,066
Series B
4.00%, 01/01/21	110	119,068
5.00%, 07/01/21	125	141,062
Energy Northwest RB
5.00%, 07/01/21	55	62,215
Series A
5.00%, 07/01/21	580	656,084
Franklin County School District No. 1 Pasco GO
4.00%, 12/01/21	(GTD)	130	143,468
King County Public Hospital District No. 2 GO
5.00%, 12/01/21	50	56,838
King County School District No. 405 Bellevue GO
Series A
5.00%, 12/01/21	(GTD)	125	142,572
Lewis County Public Utility District No. 1 RB
5.00%, 10/01/21	20	22,733

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Pierce County School District No. 416 White River GO
5.00%, 12/01/21	(GTD)	$50	$57,114
Port of Seattle WA RB
Series A
4.00%, 08/01/21		115	125,877
5.00%, 08/01/21		95	107,478
5.25%, 07/01/21		150	169,977
Series B
5.00%, 03/01/21		85	95,099
Public Utility District No. 1 of Cowlitz County WA RB
Series A
5.00%, 09/01/21		25	28,255
Snohomish County Public Utility District No. 1 RB
4.00%, 12/01/21		175	192,544
Snohomish County School District No. 15 Edmonds RB
5.00%, 12/01/21		25	28,525
Snohomish County School District No. 2 Everett GO
5.00%, 12/01/21	(GTD)	95	108,436
State of Washington COP
5.00%, 07/01/21		40	45,186
Series B
4.00%, 07/01/21		225	246,157
State of Washington GO
5.00%, 07/01/21		260	293,610
Series 03-C
0.00%, 06/01/21		115	109,086
Series 2016-A
5.00%, 07/01/21		140	158,098
Series B
5.00%, 08/01/21		215	243,324
Series C
0.00%, 06/01/21	(FGIC)	200	189,714
5.00%, 06/01/21		75	84,508
Series R
5.00%, 07/01/21		155	175,037
Series R-2013A
5.00%, 07/01/21		105	118,573
Series R-2015
5.00%, 07/01/21		100	112,927

Security		Principal (000s)	Value
Series R-2015E
5.00%, 07/01/21		$445	$502,525
State of Washington RB
5.00%, 09/01/21		380	430,232
University of Washington RB
5.00%, 07/01/21		15	16,962
Series A
5.00%, 04/01/21		70	78,620
Series B
5.00%, 06/01/21		25	28,207
Series C
5.00%, 07/01/21		35	39,578

			8,164,062
WEST VIRGINIA — 0.35%
School Building Authority of West Virginia RB
Series A
5.00%, 07/01/21		100	113,003
State of West Virginia GO
Series A
5.00%, 11/01/21		265	302,405
West Virginia University RB
Series B
5.00%, 10/01/21		25	28,354
West Virginia Water Development Authority RB
5.00%, 07/01/21		100	112,927

			556,689
WISCONSIN — 1.85%
City of Milwaukee WI GO
5.00%, 05/01/21		25	28,107
Series N-3
5.00%, 05/15/21		95	106,934
Milwaukee County Metropolitan Sewer District GO
Series A
5.25%, 10/01/21		40	45,960
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1
4.00%, 06/01/21	(ETM)	55	60,239
5.00%, 06/01/21	(ETM)	100	112,828
Series 2
5.00%, 06/01/21	(ETM)	30	33,904

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
State of Wisconsin GO
5.00%, 05/01/21	$205	$230,625
Series 1
5.00%, 05/01/21	305	343,125
5.00%, 11/01/21	220	250,683
Series 2
4.00%, 11/01/21	210	231,153
5.00%, 05/01/21	45	50,625
5.00%, 11/01/21	155	176,618
Series 3
5.00%, 11/01/21	295	336,144
Wisconsin Department of Transportation RB
Series 1
5.00%, 07/01/21	505	571,246
Series 2
5.00%, 07/01/21	180	203,613
WPPI Energy RB
Series A
5.00%, 07/01/21	150	168,531

		2,950,335

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $157,680,105)		157,917,673

SHORT-TERM INVESTMENTS — 0.68%

MONEY MARKET FUNDS — 0.68%
BlackRock Liquidity Funds: MuniCash
0.74%[a,b]	1,078	1,078,470

		1,078,470

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,078,470)		1,078,470

TOTAL INVESTMENTS IN SECURITIES — 99.54% (Cost: $158,758,575)[c]		158,996,143
Other Assets, Less Liabilities — 0.46%		738,845

NET ASSETS — 100.00%		$159,734,988

COP — Certificates of Participation

ETM — Escrowed to Maturity

GO — General Obligation

GOL — General Obligation Limited

GTD — Guaranteed by the Commonwealth, County or State

PR — Prerefunded

PSF — Permanent School Fund

RB — Revenue Bond

SAP — Subject to Appropriations

SAW — State Aid Withholding

ST — Special Tax

Insured by:

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — Ambac Assurance Corp.

BAM — Build America Mutual Assurance Co.

FGIC — Financial Guaranty Insurance Co.

NPFGC — National Public Finance Guarantee Corp.

SCSDE — South Carolina Department of Education

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $158,759,015. Net unrealized appreciation was $237,128, of which $629,668 represented gross unrealized appreciation on investments and $392,540 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 TERM MUNI BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Liquidity Funds: Muni Cash	635	443	[b]	—	1,078	$1,078,470	$19	$(61)	$5,502

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal bonds & notes	$—	$157,917,673	$—	$157,917,673
Money market funds	1,078,470	—	—	1,078,470

Total	$1,078,470	$157,917,673	$—	$158,996,143

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MUNICIPAL BONDS & NOTES — 98.90%

ALABAMA — 1.14%
Alabama Federal Aid Highway Finance Authority RB
4.00%, 09/01/22	$285	$315,409
5.00%, 09/01/22	25	28,898
Series H
5.00%, 09/01/22	250	290,493
Alabama Public School & College Authority RB
Series A
5.00%, 02/01/22	70	80,168
Series B
5.00%, 01/01/22	145	165,723
5.00%, 05/01/22	160	184,190
City of Huntsville AL Water Revenue RB
5.00%, 11/01/22	100	116,790
State of Alabama GO Series A
5.00%, 08/01/22	490	569,267

		1,750,938
ALASKA — 0.16%
Alaska Municipal Bond Bank Authority RB
5.00%, 07/01/22	20	22,841
Series 1
4.00%, 02/01/22	150	163,818
Municipality of Anchorage AK GO Series B
5.00%, 09/01/22	55	63,437

		250,096
ARIZONA — 2.71%
Arizona Board of Regents COP Series A
5.00%, 06/01/22	90	103,248
Arizona Department of Transportation State Highway Fund Revenue RB Series A
5.00%, 07/01/22	100	115,903
Arizona State University RB Series A
5.00%, 07/01/22	215	249,191

Security	Principal (000s)	Value
Arizona Transportation Board RB
5.00%, 07/01/22	$365	$423,046
Arizona Water Infrastructure Finance Authority RB Series A
5.00%, 10/01/22	280	326,399
City of Chandler AZ GOL
4.00%, 07/01/22	95	106,068
City of Mesa AZ RB
5.00%, 07/01/22	250	288,413
City of Phoenix AZ GO
4.00%, 07/01/22	170	189,560
City of Phoenix AZ GOL Series C
4.00%, 07/01/22	205	228,587
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/22	430	497,329
Series B
5.00%, 07/01/22	260	301,093
City of Scottsdale AZ GO Series B
5.00%, 07/01/22	200	232,296
City of Tempe AZ GO
4.50%, 07/01/22	30	34,025
City of Tempe AZ GOL Series C
4.00%, 07/01/22	55	61,144
City of Tucson AZ Water System Revenue RB
5.00%, 07/01/22	40	46,302
Series A
5.00%, 07/01/22	45	52,090
County of Pima AZ GOL
4.00%, 07/01/22	70	77,853
Maricopa County Community College District GO
5.00%, 07/01/22	310	359,603
Salt River Project Agricultural Improvement & Power District RB
Series A
5.00%, 01/01/22	35	40,079
5.00%, 12/01/22	200	233,690

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
State of Arizona COP
5.00%, 09/01/22		$50	$57,922
University of Arizona RB
5.00%, 06/01/22		30	34,689
Series A
5.00%, 06/01/22		80	92,503

			4,151,033
ARKANSAS — 0.08%
State of Arkansas GO
5.00%, 10/01/22		30	34,956
University of Arkansas RB
5.00%, 11/01/22		50	58,421
Series A
5.00%, 11/01/22		25	29,211

			122,588
CALIFORNIA — 10.63%
Alameda Corridor Transportation Authority RB Series A
5.00%, 10/01/22		75	87,700
Alameda Unified School District-Alameda County/CA GO Series A
0.00%, 08/01/22	(AGM)	110	101,267
Benicia Unified School District GO Series A
0.00%, 08/01/22	(NPFGC)	25	22,972
Beverly Hills Unified School District CA GO
0.00%, 08/01/22		60	55,419
Burbank Unified School District GO Series C
0.00%, 08/01/22	(NPFGC)	90	82,699
California Health Facilities Financing Authority RB
5.00%, 03/01/22		175	199,628
5.00%, 10/01/22		100	116,985
Series A
5.00%, 10/01/22		65	76,040
Series C
5.00%, 08/01/31	(PR 11/01/22)	300	350,529

Security		Principal (000s)	Value
California Infrastructure & Economic Development Bank RB
5.00%, 07/01/22		$100	$115,512
5.00%, 10/01/22		90	105,520
Series A
5.00%, 10/01/22		200	234,488
California State Public Works Board RB
5.00%, 05/01/22		35	40,357
Series A
4.00%, 04/01/22		20	22,173
5.00%, 04/01/22		105	120,880
Series B
5.00%, 10/01/22		310	360,890
Series C
5.00%, 11/01/22		135	157,383
Series D
5.00%, 09/01/22		135	156,866
5.00%, 09/01/37	(PR 09/01/22)	200	234,024
Series G
5.00%, 11/01/22		95	110,751
Series H
5.00%, 12/01/22		195	227,744
California State University RB
Series A
5.00%, 11/01/22		100	117,475
Series C
5.00%, 11/01/22	(AGM)	30	35,243
California Statewide Communities Development Authority RB
5.00%, 05/15/22		50	57,575
Series A
5.00%, 05/15/22		100	115,387
Carlsbad Unified School District GO
0.00%, 05/01/22	(NPFGC)	100	92,657
Chabot-Las Positas Community College District GO
5.00%, 08/01/22		120	139,952
City & County of San Francisco CA COP Series R-1
5.00%, 09/01/22		45	52,747
City & County of San Francisco CA GO
5.00%, 06/15/22		25	29,146

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Los Angeles CA Wastewater System Revenue RB Series C
5.00%, 06/01/22	$60	$69,928
City of Los Angeles Department of Airports RB
5.00%, 05/15/22	30	34,831
Series C
5.00%, 05/15/22	20	23,221
City of Sacramento CA Water Revenue RB
5.00%, 09/01/22	80	93,527
City of San Francisco CA Public Utilities Commission Water Revenue RB
4.00%, 11/01/22	25	28,165
5.00%, 11/01/22	190	223,202
City of Santa Clara CA Electric Revenue RB Series A
5.00%, 07/01/22	95	110,154
Corona-Norco Unified School District GO Series C
0.00%, 08/01/22	(AGM)	100	92,092
County of Los Angeles CA COP
5.00%, 09/01/22	80	92,755
County of Santa Clara CA GO Series B
5.00%, 08/01/22	40	46,751
East Bay Municipal Utility District Water System Revenue RB Series B
5.00%, 06/01/22	80	93,237
East Side Union High School District GO
5.00%, 08/01/22	100	116,827
Encinitas Union School District/CA GO
0.00%, 08/01/22	60	55,359
Evergreen School District GO
5.00%, 09/01/22	100	117,012
Foothill-De Anza Community College District GO
5.00%, 08/01/22	20	23,386

Security		Principal (000s)	Value
Healdsburg Unified School District GO Series A
0.00%, 08/01/22		$80	$73,649
Las Virgenes Unified School District GO
0.00%, 11/01/22	(AGM)	55	50,414
Series D
0.00%, 09/01/22	(NPFGC)	100	92,060
Los Altos Elementary School District GO
4.00%, 08/01/22		25	27,999
Los Angeles Community College District/CA GO
Series A
5.00%, 08/01/22		130	152,138
Series G
4.00%, 08/01/22		100	112,438
5.00%, 08/01/22		125	146,286
Los Angeles County Public Works Financing Authority RB Series D
5.00%, 12/01/22		50	58,824
Los Angeles County Redevelopment Refunding Authority RB
5.00%, 12/01/22		25	29,132
Los Angeles Department of Water & Power System Revenue RB
4.00%, 07/01/22		45	50,459
5.00%, 07/01/22		180	209,952
Series A
4.00%, 07/01/22		50	56,065
Los Angeles Unified School District/CA GO
Series A
5.00%, 07/01/22		470	548,903
Series B
5.00%, 07/01/22		200	233,576
Series C
5.00%, 07/01/22		65	75,912
Manhattan Beach Unified School District GO
0.00%, 09/01/22		25	23,018
Milpitas Redevelopment Agency Successor Agency TA
5.00%, 09/01/22		130	151,716

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Morgan Hill Redevelopment Agency Successor Agency TA Series A
5.00%, 09/01/22		$50	$58,200
Mount Diablo Unified School District/CA GO Series A
0.00%, 08/01/22		160	147,298
Municipal Improvement Corp. of Los Angeles RB Series B
5.00%, 11/01/22		130	151,963
New Haven Unified School District GO
0.00%, 08/01/22		50	45,944
Novato Unified School District/CA GO
4.00%, 02/01/22		80	89,001
Oxnard Financing Authority RB
5.00%, 06/01/22		20	23,030
Poway Redevelopment Agency Successor Agency TA Series A
5.00%, 06/15/22		25	28,855
Poway Unified School District GO
5.00%, 08/01/22		15	17,539
Redwood City Elementary School District/CA GO
0.00%, 08/01/22	(NPFGC)	40	36,755
Sacramento City Financing Authority RB Series E
5.25%, 12/01/22	(AMBAC)	180	212,706
San Diego County Water Authority Financing Corp. RB
5.00%, 05/01/22		290	336,449
San Diego Regional Building Authority RB Series A
5.00%, 10/15/22		220	258,920
San Diego Unified School District/CA GO
Series A
0.00%, 07/01/22	(NPFGC)	180	166,104
Series H-2
5.00%, 07/01/22		60	70,132

Security		Principal (000s)	Value
San Francisco Bay Area Rapid Transit District RB Series A
5.00%, 07/01/22		$75	$87,443
San Francisco City & County Airport Commission San Francisco International Airport RB
5.00%, 05/01/22		100	116,159
Series A
5.00%, 05/01/22		60	69,695
San Joaquin Delta Community College District GO Series A
5.00%, 08/01/22		50	58,515
San Jose Financing Authority RB Series A
5.00%, 06/01/22		50	57,671
San Juan Unified School District GO
0.00%, 08/01/22	(AGM)	25	23,015
San Mateo County Community College District GO
4.00%, 09/01/22		30	33,765
Series A
0.00%, 09/01/22	(NPFGC)	75	69,200
San Rafael City High School District/CA GO Series B
0.00%, 08/01/22	(NPFGC)	100	92,148
San Rafael Redevelopment Agency TA
0.00%, 12/01/22		75	68,233
San Ramon Valley Unified School District/CA GO
4.00%, 08/01/22		60	67,375
Santa Ana Unified School District GO Series B
0.00%, 08/01/22	(NPFGC)	40	36,712
Santa Monica Community College District GO Series E
0.00%, 08/01/22		50	46,046
Santa Monica-Malibu Unified School District GO
0.00%, 08/01/22	(NPFGC)	55	50,777

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Saratoga Union School District GO Series A
0.00%, 09/01/22	(NPFGC)	$70	$64,534
Sierra Joint Community College District School Facilities District No. 2 GO Series B
0.00%, 08/01/22	(NPFGC)	50	46,031
Sonoma County Junior College District GO
5.00%, 08/01/22		115	134,410
Southern California Public Power Authority RB Series A
5.00%, 07/01/22		40	46,715
State of California
5.00%, 09/01/22		350	407,757
State of California Department of Water Resources Power Supply Revenue RB
5.00%, 12/01/22		150	176,310
Series O
4.00%, 05/01/22		85	94,875
5.00%, 05/01/22		450	521,860
State of California Department of Water Resources RB
Series AS
5.00%, 12/01/22		75	88,155
Series AW
5.00%, 12/01/22		15	17,631
State of California GO
4.00%, 02/01/22		30	33,257
5.00%, 02/01/22		150	172,456
5.00%, 03/01/22		30	34,550
5.00%, 04/01/22		125	144,253
5.00%, 05/01/22		365	421,907
5.00%, 08/01/22		480	558,130
5.00%, 09/01/22		1,700	1,980,534
5.00%, 10/01/22		310	361,850
5.00%, 11/01/22		290	338,996
5.00%, 12/01/22		50	58,556
5.25%, 09/01/22		115	135,314
5.25%, 10/01/22		370	436,256

Security		Principal (000s)	Value
Torrance Unified School District GO
5.00%, 08/01/22		$40	$46,771
University of California RB
4.00%, 05/15/22		20	22,371
Series AO
5.00%, 05/15/22		170	197,620
Series G
5.00%, 05/15/22		40	46,460
Ventura County Community College District GO Series C
0.00%, 08/01/22		250	230,152
William S Hart Union High School District GO Series B
0.00%, 09/01/22	(AGM)	25	22,927

			16,293,285
COLORADO — 0.75%
Board of Governors of Colorado State University System RB
Series A
5.00%, 03/01/22		105	120,779
Series B
5.00%, 03/01/22		100	115,028
City & County of Denver CO GO
0.00%, 01/29/22		20	18,622
City & County of Denver Co. Airport System Revenue RB Series B
5.00%, 11/15/22		125	144,698
City of Colorado Springs CO Utilities System Revenue RB Series A
5.00%, 11/15/22		20	23,351
Denver City & County School District No. 1 GO
Series B
5.00%, 12/01/25	(PR 12/01/22) (SAW)	225	263,142
5.00%, 12/01/26	(PR 12/01/22) (SAW)	145	169,581
E-470 Public Highway Authority RB Series B
0.00%, 09/01/22	(NPFGC)	90	81,869

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Summit County School District No. Re-1 Summit GO
5.00%, 12/01/22	(SAW)	$75	$87,514
University of Colorado RB
5.00%, 06/01/22		85	98,366
Series A-1
4.00%, 06/01/22		25	27,815

			1,150,765
CONNECTICUT — 1.78%
Connecticut State Health & Educational Facility Authority RB
Series A-1
5.00%, 07/01/42	(PR 07/01/22)	345	398,851
Series E
5.00%, 07/01/22		100	115,534
State of Connecticut GO
Series A
4.00%, 03/01/22		50	54,301
5.00%, 10/15/22		255	290,899
Series C
5.00%, 06/01/22		70	79,278
5.00%, 06/15/22		90	102,025
Series D
5.00%, 06/15/22		20	22,672
Series E
5.00%, 08/15/22		30	34,117
5.00%, 10/15/22		540	616,021
Series F
5.00%, 11/15/22		90	102,781
State of Connecticut Special Tax Revenue RB
5.00%, 09/01/22		140	159,729
Series A
5.00%, 09/01/22		180	205,366
5.00%, 10/01/22		165	188,552
Series B
5.00%, 08/01/22		80	91,126
University of Connecticut RB
Series A
5.00%, 02/15/22		105	118,150
5.00%, 08/15/22		125	141,909

			2,721,311

Security	Principal (000s)	Value
DELAWARE — 0.34%
Delaware Transportation Authority RB
5.00%, 06/01/22	$85	$97,512
5.00%, 07/01/22	295	342,203
State of Delaware GO Series B
5.00%, 07/01/22	25	29,062
University of Delaware RB Series A
5.00%, 11/01/22	50	58,342

		527,119
DISTRICT OF COLUMBIA — 1.09%
District of Columbia GO Series A
5.00%, 06/01/22	585	677,272
District of Columbia RB
5.00%, 07/15/22	75	86,173
Series A
4.00%, 12/01/22	65	72,684
5.00%, 12/01/22	40	46,781
Series C
4.00%, 12/01/22	130	145,367
5.00%, 12/01/22	120	140,342
District of Columbia Water & Sewer Authority RB
Series A
5.00%, 10/01/22	100	116,416
Series C
5.00%, 10/01/22	140	162,982
Metropolitan Washington Airports Authority RB Series C
5.00%, 10/01/22	190	220,799

		1,668,816
FLORIDA — 5.69%
Board of Governors State University System of Florida RB Series A
5.00%, 07/01/22	30	34,705
Broward County FL Water & Sewer Utility Revenue RB
5.00%, 10/01/22	95	110,840
Series B
5.00%, 10/01/22	45	52,503

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Jacksonville FL RB
5.00%, 10/01/22	$320	$369,777
Series A
4.00%, 10/01/22	50	55,574
Series C
5.00%, 10/01/22	100	116,107
City of Tallahassee FL Energy System Revenue RB
5.00%, 10/01/22	25	29,117
City of Tampa FL RB
5.00%, 10/01/22	215	249,141
Series B
5.00%, 10/01/22	50	57,720
County of Broward FL Airport System Revenue RB
Series C
5.00%, 10/01/22	245	283,583
Series P-2
5.00%, 10/01/22	100	115,748
Series Q-1
5.00%, 10/01/22	50	57,874
County of Hillsborough FL RB
5.00%, 11/01/22	135	156,327
County of Lee FL Transportation Facilities Revenue RB
5.00%, 10/01/22	(AGM)	100	116,056
County of Miami-Dade FL Aviation Revenue RB Series B
5.00%, 10/01/22	160	183,891
County of Miami-Dade FL RB Series A
5.00%, 10/01/22	45	51,926
County of Miami-Dade FL Transit System RB
5.00%, 07/01/22	50	57,464
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/22	150	174,238
Series B
5.25%, 10/01/22	(AGM)	125	146,670
County of Orange FL Sales Tax Revenue RB Series C
5.00%, 01/01/22	30	34,275

Security	Principal (000s)	Value
County of Orange FL Tourist Development Tax Revenue RB
5.00%, 10/01/22	$225	$261,472
County of Palm Beach FL RB
5.00%, 05/01/22	50	57,819
5.00%, 06/01/22	80	92,580
5.00%, 11/01/22	45	52,390
Series A
5.00%, 11/01/22	25	29,198
County of Palm Beach FL Water & Sewer Revenue RB
4.00%, 10/01/22	30	33,525
County of Pasco FL Water & Sewer Revenue RB Series A
5.00%, 10/01/22	45	52,341
County of Sarasota FL RB
5.00%, 10/01/22	55	63,831
Florida Department of Environmental Protection RB Series A
5.00%, 07/01/22	190	219,564
Florida Department of Management Services COP Series A
5.00%, 08/01/22	145	167,663
Florida Municipal Power Agency RB Series A
5.00%, 10/01/22	165	190,732
Florida State University Housing Facility Revenue RB Series A
5.00%, 05/01/22	250	287,645
Florida’s Turnpike Enterprise RB
Series A
5.00%, 07/01/22	300	347,415
Series B
5.00%, 07/01/22	165	191,078
Jacksonville Transportation Authority RB
5.00%, 08/01/22	80	92,662
JEA Electric System Revenue RB Series A
5.00%, 10/01/22	265	306,963

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
JEA Water & Sewer System Revenue RB Series A
5.00%, 10/01/22	$140	$162,993
Miami-Dade County Educational Facilities Authority Revenue RB
5.25%, 04/01/22	65	74,265
Miami-Dade County Expressway Authority RB
Series A
5.00%, 07/01/22	45	51,893
Series B
5.00%, 07/01/22	15	17,167
Orange County School Board COP Series D
5.00%, 08/01/22	140	161,603
Orlando Utilities Commission RB
Series A
5.00%, 10/01/22	135	157,232
Series C
4.00%, 10/01/22	25	27,887
5.00%, 10/01/22	145	168,879
5.25%, 10/01/22	130	152,941
Orlando-Orange County Expressway Authority RB
5.00%, 07/01/22	185	212,885
Series B
5.00%, 07/01/22	160	184,507
Palm Beach County School District COP
Series B
5.00%, 08/01/22	155	179,149
Series D
5.00%, 08/01/22	100	115,580
Reedy Creek Improvement District GOL
Series A
5.00%, 06/01/22	75	86,541
Series B
4.00%, 06/01/22	25	27,745
School Board of Miami-Dade County (The) COP
5.00%, 11/01/22	85	98,296

Security		Principal (000s)	Value
Series A
5.00%, 05/01/22		$130	$148,863
Series D
5.00%, 02/01/22		35	39,867
School Board of Miami-Dade County (The) GO
5.00%, 03/15/22		130	149,409
School District of Broward County/FL COP
Series A
5.00%, 07/01/22		165	190,273
Series B
5.00%, 07/01/22		20	23,063
State of Florida GO
5.00%, 06/01/22		95	109,939
Series A
5.00%, 06/01/22		185	214,091
Series B
5.00%, 06/01/22		280	324,030
Series C
5.00%, 06/01/22		200	231,450
State of Florida Lottery Revenue RB Series A
5.00%, 07/01/22		320	370,263
Volusia County School Board COP Series A
5.00%, 08/01/22		115	132,575

			8,713,800
GEORGIA — 1.49%
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/22		30	35,005
Georgia State Road & Tollway Authority RB
Series A
5.00%, 06/01/22		150	172,579
Series B
5.00%, 10/01/22	(GTD)	30	35,049
Gwinnett County Development Authority COP
5.25%, 01/01/22	(NPFGC)	45	51,885
Gwinnett County School District GO
5.00%, 02/01/22		345	396,957

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Municipal Electric Authority of Georgia RB Series A
5.00%, 11/01/22		$135	$155,488
State of Georgia GO
Series A
5.00%, 02/01/22		100	115,015
Series C
4.00%, 09/01/22		180	201,425
4.00%, 10/01/22		1,000	1,120,510

			2,283,913
HAWAII — 1.74%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/22		95	109,829
5.00%, 07/01/30	(PR 07/01/22)	125	144,879
Series A
5.00%, 07/01/22		110	127,097
City & County of Honolulu HI GO
Series A
5.00%, 10/01/22		375	435,787
5.00%, 11/01/22	(ETM)	25	29,185
Series B
5.00%, 10/01/22		100	116,210
5.00%, 11/01/22		50	58,185
Series C
5.00%, 10/01/22		145	168,504
County of Hawaii HI GO Series A
5.00%, 09/01/22		100	116,197
Honolulu City & County Board of Water Supply RB Series A
5.00%, 07/01/22		20	23,122
State of Hawaii GO
Series EE
4.00%, 11/01/22	(ETM)	35	39,180
Series EF
5.00%, 11/01/22		220	256,593
Series EP
5.00%, 08/01/22		120	139,232
Series EZ
5.00%, 10/01/22		175	203,819

Security		Principal (000s)	Value
Series FE
5.00%, 10/01/22		$165	$192,172
Series FH
5.00%, 10/01/22		430	500,812

			2,660,803
IDAHO — 0.05%
Idaho Housing & Finance Association RB
5.00%, 07/15/22		60	69,175

			69,175
ILLINOIS — 1.94%
Chicago O’Hare International Airport RB
Series 2015-B
5.00%, 01/01/22		55	62,622
Series B
5.00%, 01/01/22		100	113,858
Series C
5.00%, 01/01/22		110	125,244
Series D
5.00%, 01/01/22		70	79,701
Illinois Finance Authority RB
5.00%, 07/01/22		25	28,829
5.00%, 10/01/22		25	28,682
Illinois State Toll Highway Authority RB Series A
5.00%, 12/01/22		230	267,276
Metropolitan Pier & Exposition Authority RB
0.00%, 06/15/22		45	39,630
5.65%, 06/15/22	(NPFGC)	70	79,936
Regional Transportation Authority RB Series A
5.50%, 07/01/22	(NPFGC)	55	64,090
State of Illinois GO
0.00%, 08/01/22		100	85,210
4.00%, 02/01/22		25	25,878
4.00%, 09/01/22		100	103,551
5.00%, 02/01/22		410	440,590
5.00%, 05/01/22		170	183,018
Series A
4.00%, 01/01/22		80	82,789
Series D
5.00%, 11/01/22		700	756,574

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
State of Illinois RB
5.00%, 06/15/22		$155	$175,198
Series C
5.00%, 06/15/22		100	113,031
University of Illinois RB Series A
5.00%, 04/01/22		105	117,677

			2,973,384
INDIANA — 0.55%
Ball State University RB
5.00%, 07/01/22		45	51,761
Series R
5.00%, 07/01/22		100	115,025
Indiana Finance Authority RB
5.00%, 12/01/22		50	57,998
Series A
5.00%, 10/01/22		155	178,224
Series B
5.00%, 02/01/22		90	103,513
Indiana University RB Series A
5.00%, 06/01/22		225	260,923
Indianapolis Local Public Improvement Bond Bank RB
Series A
5.50%, 01/01/22	(NPFGC)	25	28,814
Series E
0.00%, 02/01/22		50	45,794

			842,052
IOWA — 0.82%
Ankeny Community School District GO Series A
4.00%, 06/01/22		25	27,558
City of Cedar Rapids IA GO Series A
5.00%, 06/01/22		110	127,245
City of Des Moines IA GO
Series B
5.00%, 06/01/22		150	173,587
Series E
5.00%, 06/01/22		145	167,801

Security	Principal (000s)	Value
Des Moines Independent Community School District RB
5.00%, 06/01/22	$25	$28,585
Iowa City Community School District RB
5.00%, 06/01/22	100	114,672
Iowa Finance Authority RB
5.00%, 08/01/22	65	75,645
Iowa State Board of Regents RB
4.00%, 09/01/22	65	72,318
State of Iowa RB Series A
5.00%, 06/01/22	405	466,548

		1,253,959
KANSAS — 0.49%
City of Overland Park KS GO Series A
5.00%, 09/01/22	100	116,604
State of Kansas Department of Transportation RB
Series A
5.00%, 09/01/22	425	495,133
Series C
5.00%, 09/01/22	100	116,502
Wyandotte County-Kansas City Unified Government Utility System Revenue RB Series A
5.00%, 09/01/22	25	28,835

		757,074
KENTUCKY — 0.08%
Kentucky State Property & Building Commission RB Series B
5.00%, 11/01/22	100	114,764

		114,764
LOUISIANA — 1.13%
East Baton Rouge Sewerage Commission RB Series B
5.00%, 02/01/22	50	56,886
Louisiana Office Facilities Corp. RB
5.00%, 11/01/22	50	57,588

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Louisiana State University & Agricultural & Mechanical College RB
5.00%, 07/01/22		$20	$22,687
State of Louisiana Gasoline & Fuels Tax Revenue RB
4.00%, 05/01/22		70	77,519
Series A-1
5.00%, 05/01/22		70	80,550
State of Louisiana GO
Series A
5.00%, 08/01/22		100	115,580
5.00%, 09/01/22		100	115,793
Series B
5.00%, 08/01/22		50	57,790
Series C
4.00%, 07/15/22		125	138,716
5.00%, 07/15/22		75	86,617
5.00%, 07/15/25	(PR 07/15/22)	275	319,085
5.00%, 07/15/26	(PR 07/15/22)	500	580,155
State of Louisiana RB Series A
5.00%, 06/15/22		25	28,722

			1,737,688
MAINE — 0.65%
Maine Municipal Bond Bank RB
Series A
5.00%, 09/01/22		285	330,586
5.00%, 11/01/22		100	116,633
Series B
5.00%, 11/01/22		40	46,653
Series C
5.00%, 11/01/22		170	198,276
Maine Turnpike Authority RB
5.00%, 07/01/22		155	179,574
State of Maine GO Series B
5.00%, 06/01/22		110	127,456

			999,178
MARYLAND — 3.74%
City of Baltimore MD GO Series B
5.00%, 10/15/22		125	145,743

Security		Principal (000s)	Value
City of Baltimore MD RB
Series A
5.00%, 07/01/22		$115	$133,288
Series D
5.00%, 07/01/22		50	57,952
County of Anne Arundel MD GOL
5.00%, 04/01/22		120	138,482
County of Baltimore MD COP
5.00%, 10/01/22		60	69,634
County of Baltimore MD GO
5.00%, 02/01/22		150	172,254
Series B
5.00%, 08/01/22		150	174,190
County of Baltimore MD RB
4.00%, 09/01/22		75	83,779
5.00%, 07/01/22		40	46,361
County of Frederick MD GO Series A
5.00%, 08/01/22		200	232,754
County of Prince George’s MD COP
5.00%, 10/15/22		50	58,183
Maryland Health & Higher Educational Facilities Authority RB Series A
5.00%, 07/01/22		55	63,008
State of Maryland Department of Transportation RB
5.00%, 09/01/22		300	348,591
State of Maryland GO
Series A
5.00%, 03/01/22		150	172,678
5.00%, 08/01/22		750	871,702
5.00%, 03/01/24	(PR 03/01/22)	1,300	1,495,364
Series B
5.00%, 08/01/22		325	377,738
Series C
5.00%, 08/01/22		565	656,683
Washington Suburban Sanitary Commission GO
5.00%, 06/01/22		375	434,689

			5,733,073

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
MASSACHUSETTS — 4.39%
Boston Water & Sewer Commission RB Series A
4.25%, 11/01/22		$40	$45,463
City of Boston MA GO Series B
5.00%, 04/01/22		250	289,085
Commonwealth of Massachusetts GO Series C
5.50%, 12/01/22		280	333,830
Commonwealth of Massachusetts GOL
Series A
5.00%, 07/01/22		275	318,329
Series B
5.00%, 07/01/22		55	63,666
5.00%, 08/01/22		270	313,138
5.25%, 08/01/22		100	117,119
5.25%, 09/01/22	(AGM)	230	269,923
Series C
5.00%, 04/01/22		165	189,955
5.00%, 08/01/22		140	162,368
5.00%, 10/01/22		275	320,144
5.00%, 07/01/24	(PR 07/01/22)	260	301,348
Series E
5.00%, 09/01/22		85	98,767
5.00%, 09/01/25	(PR 09/01/22)	375	436,312
5.00%, 09/01/28	(PR 09/01/22)	1,260	1,466,010
Massachusetts Bay Transportation Authority RB
Series A
0.00%, 07/01/22		100	92,537
5.00%, 07/01/22		360	417,251
5.25%, 07/01/22		40	46,830
Series B
5.25%, 07/01/22		290	339,518
Massachusetts Clean Water Trust (The) RB
5.00%, 08/01/22		135	157,311
Massachusetts Department of Transportation RB Series C
0.00%, 01/01/22	(NPFGC)	25	23,126

Security	Principal (000s)	Value
Massachusetts Development Finance Agency RB Series A
5.00%, 07/15/22	$200	$232,854
Massachusetts Port Authority RB
4.00%, 07/01/22	20	22,263
Massachusetts School Building Authority RB Series A
5.00%, 08/15/22	530	616,681
University of Massachusetts Building Authority RB Series 1
5.00%, 11/01/22	50	58,290

		6,732,118
MICHIGAN — 1.57%
Michigan Finance Authority RB
4.00%, 10/01/22	100	111,749
5.00%, 08/01/22	50	57,493
Michigan State Building Authority RB
5.00%, 10/15/22	475	552,833
Series I
5.00%, 04/15/22	145	166,847
Michigan State University RB Series A
5.00%, 08/15/22	270	313,346
State of Michigan GO
Series A
5.00%, 12/01/22	300	350,856
Series B
5.00%, 11/01/22	265	309,356
State of Michigan RB
5.00%, 03/15/22	50	57,192
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/22	410	478,704

		2,398,376
MINNESOTA — 1.15%
Metropolitan Council GO Series I
4.00%, 03/01/22	325	360,961
Minnesota Municipal Power Agency RB Series A
5.00%, 10/01/22	40	46,197

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Southern Minnesota Municipal Power Agency RB
0.00%, 01/01/22	$50	$46,578
Series A
5.00%, 01/01/22	45	51,392
State of Minnesota GO
Series B
5.00%, 08/01/22	450	522,571
Series F
5.00%, 10/01/22	260	303,085
State of Minnesota RB Series A
5.00%, 06/01/22	75	86,722
Series B
5.00%, 03/01/22	185	212,633
Western Minnesota Municipal Power Agency RB Series A
5.00%, 01/01/22	115	131,436

		1,761,575
MISSISSIPPI — 0.26%
Mississippi Development Bank SO
5.00%, 01/01/22	35	39,699
State of Mississippi GO
Series C
5.00%, 10/01/22	70	81,528
Series F
4.00%, 11/01/22	145	162,092
Series H
5.00%, 12/01/22	100	116,898

		400,217
MISSOURI — 0.88%
Health & Educational Facilities Authority of the State of Missouri RB Series A
5.00%, 11/15/22	75	86,170
Metropolitan St. Louis Sewer District RB Series B
5.00%, 05/01/22	50	57,772

Security	Principal (000s)	Value
Missouri Highway & Transportation Commission RB
Series A
5.00%, 05/01/22	$75	$86,870
Series B
5.00%, 05/01/22	285	329,434
Missouri State Board of Public Buildings RB
Series A
4.00%, 04/01/22	50	55,455
5.00%, 10/01/22	250	291,170
Missouri State Environmental Improvement & Energy Resources Authority RB
4.00%, 01/01/22	40	44,226
5.00%, 07/01/22	50	58,148
University of Missouri RB Series A
5.00%, 11/01/22	295	344,067

		1,353,312
MONTANA — 0.08%
Montana Department of Transportation RB
5.00%, 06/01/22	100	114,482

		114,482
NEBRASKA — 0.78%
City of Lincoln NE Electric System Revenue RB
5.00%, 09/01/22	30	34,920
City of Omaha NE GO Series B
5.00%, 11/15/22	190	221,939
City of Omaha NE Sewer Revenue RB
5.00%, 11/15/22	90	104,844
Metropolitan Utilities District of Omaha RB
5.00%, 12/01/22	75	87,115
Nebraska Public Power District RB
Series A
5.00%, 01/01/22	255	291,335
Series C
5.00%, 01/01/22	95	108,619

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Omaha Public Power District Nebraska City Station Unit 2 RB Series A
5.00%, 02/01/22		$110	$125,149
Omaha Public Power District RB
Series A
5.00%, 02/01/23	(PR 02/01/22)	155	177,996
Series AA
5.00%, 02/01/22		30	34,478

			1,186,395
NEVADA — 2.28%
Clark County School District GOL
Series B
5.00%, 06/15/22		100	115,321
Series C
5.00%, 06/15/22		100	115,321
Clark County Water Reclamation District GOL
5.00%, 07/01/22		340	393,738
County of Clark Department of Aviation RB
5.00%, 07/01/22		190	218,916
County of Clark NV GOL
5.00%, 11/01/22		265	308,661
Series A
5.00%, 07/01/22		85	98,393
5.00%, 11/01/22		140	163,066
Series B
5.00%, 11/01/22		120	139,771
County of Clark NV RB
5.00%, 07/01/22		485	559,520
Las Vegas Special Improvement District Nos. 808 & 810 GOL Series C
5.00%, 09/01/22		105	121,795
Nevada System of Higher Education RB
4.00%, 07/01/22		50	55,419
Series B
5.00%, 07/01/22		285	328,653
State of Nevada GOL
5.00%, 03/01/22		340	390,480
Series B
4.00%, 08/01/22		135	150,341

Security	Principal (000s)	Value
Series C
5.00%, 08/01/22	$80	$92,742
State of Nevada Highway Improvement Revenue RB
4.00%, 12/01/22	50	56,066
5.00%, 12/01/22	50	58,503
Washoe County School District/NV GOL Series A
5.00%, 06/01/22	(PSF)	115	133,029

3,499,735
NEW HAMPSHIRE — 0.07%
New Hampshire Municipal Bond Bank RB Series D
4.00%, 08/15/22	100	111,552

111,552
NEW JERSEY — 1.97%
New Jersey Economic Development Authority RB
5.00%, 06/15/22	50	55,744
Series A
4.00%, 07/01/22	150	158,757
Series B
5.00%, 11/01/22	200	222,258
Series DDD
5.00%, 06/15/22	100	110,610
Series II
5.00%, 03/01/22	30	33,046
Series NN
5.00%, 03/01/22	460	506,708
Series XX
4.00%, 06/15/22	40	42,512
5.00%, 06/15/22	120	132,732
New Jersey Educational Facilities Authority RB Series A
5.00%, 07/01/22	350	407,379
New Jersey Health Care Facilities Financing Authority RB Series A
5.00%, 07/01/22	180	207,171

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
New Jersey Transportation Trust Fund Authority RB
Series A
5.00%, 06/15/22		$250	$277,330
Series AA
5.00%, 06/15/22		80	88,488
5.00%, 06/15/22	(SAP)	25	27,653
New Jersey Turnpike Authority RB
Series B
5.00%, 01/01/22		110	125,338
Series C
5.00%, 01/01/22		255	290,557
State of New Jersey GO
5.25%, 08/01/22		175	201,229
Series T
5.00%, 06/01/22		110	124,838

			3,012,350
NEW MEXICO — 1.02%
Albuquerque Municipal School District No. 12 GO Series B
5.00%, 08/01/22	(SAW)	100	115,828
County of Santa Fe NM GO
5.00%, 07/01/22		115	133,176
New Mexico Finance Authority RB
5.00%, 06/15/22		210	243,291
State of New Mexico GO
5.00%, 03/01/22		90	103,525
State of New Mexico Severance Tax Permanent Fund RB
Series A
5.00%, 07/01/22		365	422,688
Series B
4.00%, 07/01/22		70	77,787
5.00%, 07/01/22		125	143,964
University of New Mexico (The) RB
Series A
5.00%, 06/01/22		200	230,872
Series C
5.00%, 06/01/22		75	86,577

			1,557,708

Security	Principal (000s)	Value
NEW YORK — 10.35%
Brooklyn Arena Local Development Corp. RB Series A
5.00%, 07/15/22	$100	$114,026
City of New York NY GO
Series 1
5.00%, 08/01/22	295	340,961
Series A
5.00%, 08/01/22	485	560,563
Series B-1
5.00%, 12/01/22	225	261,823
Series C
5.00%, 08/01/22	95	109,801
Series D
5.00%, 08/01/22	60	69,348
Series E
5.00%, 08/01/22	150	173,370
5.25%, 08/01/22	290	338,485
Series G
5.00%, 08/01/22	100	115,580
Series H
5.00%, 08/01/22	265	306,287
Series I
5.00%, 03/01/22	75	85,898
5.00%, 08/01/22	190	219,602
Series J
5.00%, 08/01/22	275	317,845
County of Nassau NY GOL Series B
5.00%, 04/01/22	120	137,154
Long Island Power Authority RB
5.00%, 09/01/22	115	133,104
Series B
5.00%, 09/01/22	40	46,297
Metropolitan Transportation Authority RB
5.00%, 11/15/22	25	29,084
5.25%, 11/15/22	35	41,139
Series A-1
5.00%, 11/15/22	85	98,885
Series A-2
5.00%, 11/15/22	140	162,869

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Series B
5.00%, 11/15/22		$500	$581,675
Series B-2
5.00%, 11/15/22		255	296,654
Series C
5.00%, 11/15/22		250	290,837
Series D
5.00%, 11/15/22		45	52,351
Series D-1
5.00%, 11/01/22		155	180,132
Series F
5.00%, 11/15/22		220	255,937
Series H
4.00%, 11/15/22		75	83,637
Nassau County Interim Finance Authority RB
4.00%, 11/15/22		125	140,945
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1
5.00%, 07/15/22		115	133,038
Series S-2
5.00%, 07/15/22	(SAW)	25	28,921
New York City Transitional Finance Authority Future Tax Secured Revenue RB
4.00%, 08/01/22		70	77,921
5.00%, 02/01/22		170	194,843
5.00%, 08/01/22		110	127,466
5.00%, 11/01/22		130	151,419
Series A-1
5.00%, 08/01/22		125	144,847
Series B
5.00%, 11/01/22		275	320,309
Series B-1
5.00%, 11/01/22		110	128,124
Series C
5.00%, 11/01/22		385	448,433
Series D
5.00%, 11/01/22		105	122,300
New York City Water & Sewer System RB
5.00%, 06/15/23	(PR 06/15/22)	50	58,097

Security		Principal (000s)	Value
Series DD
4.00%, 06/15/22		$60	$66,840
5.00%, 06/15/22		215	249,503
Series EE
4.00%, 06/15/22		30	33,420
New York Convention Center Development Corp. RB
5.00%, 11/15/22		155	180,074
New York Municipal Bond Bank Agency RB
5.00%, 12/01/22	(SAW)	65	76,053
New York Power Authority (The) RB Series A
5.00%, 11/15/22		25	29,242
New York State Dormitory Authority
5.50%, 05/15/22		100	118,007
New York State Dormitory Authority RB
Series A
0.00%, 05/15/22	(NPFGC)	25	23,184
5.00%, 02/15/22		255	293,054
5.00%, 03/15/22		395	454,919
5.00%, 04/01/22		130	149,601
5.00%, 07/01/22		575	664,634
5.00%, 10/01/22		100	116,675
Series B
4.00%, 10/01/22		75	84,228
4.00%, 10/01/22	(SAW)	125	139,435
Series C
5.00%, 03/15/22		130	149,648
Series D
5.00%, 02/15/22		355	407,977
Series E
5.00%, 02/15/22		100	114,923
5.00%, 03/15/22		150	172,671
Series F
5.00%, 10/01/22		240	279,646
Series H
5.00%, 10/01/22	(SAW)	100	116,519
New York State Environmental Facilities Corp. RB
4.00%, 11/15/22		80	89,790
5.00%, 06/15/22		60	69,599

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series A
5.00%, 06/15/22	$375	$434,996
New York State Thruway Authority Highway & Bridge Trust Fund RB Series A
5.00%, 04/01/22	80	92,322
New York State Thruway Authority RB
Series A
5.00%, 03/15/22	115	132,381
Series I
5.00%, 01/01/22	90	102,706
Series J
5.00%, 01/01/22	130	148,353
Series K
4.00%, 01/01/22	80	87,737
New York State Urban Development Corp. RB
Series A
5.00%, 03/15/22	1,195	1,375,612
Series A-2
5.50%, 03/15/22	45	52,751
Series D
5.00%, 03/15/22	75	86,335
Port Authority of New York & New Jersey RB
Series 179
5.00%, 12/01/22	175	204,479
Series 189
5.00%, 05/01/22	60	69,213
Series 194
5.00%, 10/15/22	125	145,742
Sales Tax Asset Receivable Corp. RB Series A
5.00%, 10/15/22	350	409,902
State of New York GO Series A
5.00%, 03/01/22	100	115,667
Triborough Bridge & Tunnel Authority RB
Series A
4.00%, 11/15/22	200	224,164
5.00%, 11/15/22	275	320,067
Series B
5.00%, 11/15/22	75	87,686

Security	Principal (000s)	Value
Series B-1
5.00%, 11/15/22	$185	$216,293

		15,866,055
NORTH CAROLINA — 2.36%
City of Charlotte NC COP Series C
4.00%, 06/01/22	30	33,209
City of Charlotte NC GO Series A
5.00%, 07/01/22	200	232,296
City of Fayetteville NC Public Works Commission Revenue RB
5.00%, 03/01/22	50	57,514
City of Raleigh NC GO Series A
5.00%, 09/01/22	250	291,510
City of Raleigh NC GOL Series A
4.00%, 10/01/22	20	22,289
County of Boncombe NC GOL
5.00%, 06/01/22	20	23,087
County of Buncombe NC RB
5.00%, 06/01/22	100	115,436
County of Forsyth NC GO
5.00%, 12/01/22	70	82,053
County of Guilford NC GO Series A
5.00%, 02/01/22	200	230,120
County of Mecklenburg NC GO
Series A
5.00%, 09/01/22	55	64,132
Series B
5.00%, 12/01/22	75	87,914
County of Mecklenburg NC RB Series A
5.00%, 10/01/22	170	197,996
County of New Hanover NC GO
5.00%, 08/01/22	400	465,508
County of Wake NC GO Series 2010C
5.00%, 03/01/22	100	115,256
County of Wake NC RB Series A
5.00%, 12/01/22	255	298,090

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
North Carolina Medical Care Commission RB Series A
5.00%, 10/01/22	$130	$150,213
North Carolina Municipal Power Agency No. 1 RB
Series B
5.00%, 01/01/22	75	85,589
Series E
5.00%, 01/01/22	95	108,412
State of North Carolina GO Series D
4.00%, 06/01/22	500	557,480
State of North Carolina RB
5.00%, 03/01/22	100	114,394
Series C
5.00%, 05/01/22	250	288,505

		3,621,003
OHIO — 4.53%
City of Cincinnati OH GO Series A
4.00%, 12/01/22	50	55,833
City of Cincinnati OH Water System Revenue RB Series B
5.00%, 12/01/22	90	105,545
City of Columbus OH GO
Series 1
5.00%, 07/01/22	205	237,802
Series A
5.00%, 08/15/22	95	110,633
City of Columbus OH GOL
4.00%, 07/01/22	40	44,526
County of Franklin OH GOL
5.00%, 06/01/22	135	156,423
County of Hamilton OH Sales Tax Revenue RB Series A
5.00%, 12/01/22	160	186,526
Kent State University RB Series A
4.00%, 05/01/22	50	55,073

Security		Principal (000s)	Value
Ohio Higher Educational Facility Commission RB
5.00%, 01/01/22		$115	$131,490
5.00%, 12/01/22		175	202,944
Ohio State University (The) RB Series D
5.00%, 12/01/22		360	421,603
Ohio Water Development Authority RB
5.00%, 06/01/22		135	156,099
5.50%, 12/01/22		165	196,899
Series A
5.00%, 06/01/22		215	248,602
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 12/01/22		430	502,661
Series 2015-A
5.00%, 06/01/22		80	92,503
5.00%, 12/01/22		200	233,796
State of Ohio GO
Series A
5.00%, 08/01/22		110	127,629
5.00%, 09/01/22		225	261,558
5.00%, 09/15/22		190	221,113
Series B
5.00%, 08/01/22		275	319,074
5.00%, 09/01/22		270	313,870
Series C
4.25%, 09/15/22		180	203,159
5.00%, 08/01/22		90	104,424
Series Q
5.00%, 05/01/22		50	57,678
5.00%, 05/01/26	(PR 05/01/22)	1,200	1,388,220
Series S
5.00%, 04/01/22		50	57,585
Series T
5.00%, 11/01/22		100	116,633
Series U
5.00%, 10/01/22		200	232,936
State of Ohio RB
Series A
5.00%, 04/01/22		95	108,974
Series B
5.00%, 10/01/22		250	289,883

			6,941,694

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
OKLAHOMA — 0.42%
Grand River Dam Authority RB
4.00%, 06/01/22		$75	$83,129
Series A
5.00%, 06/01/22		60	69,147
Oklahoma Capitol Improvement Authority RB
5.00%, 07/01/22		50	57,732
Series C
4.00%, 07/01/22		70	77,155
Oklahoma City Water Utilities Trust RB
5.00%, 07/01/22		100	115,903
Oklahoma Municipal Power Authority RB Series B
5.00%, 01/01/22		85	96,448
Oklahoma Water Resources Board RB
5.00%, 04/01/22		100	115,495
University of Oklahoma (The) RB Series C
5.00%, 07/01/22		25	28,817

			643,826
OREGON — 1.47%
City of Eugene OR Water Utility System Revenue RB
5.00%, 08/01/22		65	75,548
Clackamas & Washington Counties School District No. 3 GO Series A
0.00%, 06/15/22	(NPFGC, GTD)	55	50,700
Clackamas Community College District GO Series B
0.00%, 06/15/22	(GTD)	25	23,109
Clackamas County School District No. 12 North Clackamas GO
5.00%, 06/15/22	(GTD)	100	115,805
Clackamas County Service District No. 1 RB
5.00%, 12/01/22		75	87,914

Security	Principal (000s)	Value
County of Clackamas OR GO Series B
5.00%, 06/01/22	$100	$115,773
County of Washington OR GOL
5.00%, 06/01/22	50	57,839
Lane County School District No. 4J Eugene GO
5.00%, 06/15/22	300	347,706
Oregon State Lottery RB
Series B
5.00%, 04/01/22	85	98,092
Series C
5.00%, 04/01/22	335	386,596
Port of Portland OR Airport RB Series 23
5.00%, 07/01/22	125	144,390
Portland Community College District GO
5.00%, 06/15/22	35	40,600
Salem-Keizer School District No. 24J GO Series B
0.00%, 06/15/22	(GTD)	180	166,232
State of Oregon Department of Transportation RB Series A
5.00%, 11/15/22	145	169,451
State of Oregon GO
Series D
5.00%, 05/01/22	150	173,314
Series F
5.00%, 05/01/22	25	28,886
Series L
5.00%, 08/01/22	100	116,227
Washington & Multnomah Counties School District No. 48J Beaverton GO
5.00%, 06/15/22	(GTD)	50	57,951

2,256,133
PENNSYLVANIA — 2.08%
Bucks County Water & Sewer Authority RB
4.00%, 06/01/22	100	110,140

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Philadelphia PA Water & Wastewater Revenue RB Series B
5.00%, 07/01/22	$200	$230,438
Commonwealth of Pennsylvania GO
5.00%, 07/01/22	320	364,989
First Series
5.00%, 03/15/22	35	39,701
5.00%, 04/01/22	10	11,352
5.00%, 06/01/22	360	409,918
5.00%, 06/15/22	100	113,978
5.00%, 09/15/22	100	114,551
Second Series
5.00%, 01/15/22	280	316,590
5.00%, 10/15/22	100	114,739
Series T
5.00%, 07/01/22	150	171,088
County of Montgomery GO
5.00%, 05/01/22	175	202,036
Delaware River Joint Toll Bridge Commission RB
5.00%, 07/01/22	50	57,707
Lower Merion School District GOL
5.00%, 09/15/22	200	233,364
Pennsylvania Higher Educational Facilities Authority RB Series A
4.00%, 12/01/22	50	55,859
Pennsylvania Turnpike Commission RB
5.00%, 06/01/22	85	97,027
5.00%, 12/01/22	225	260,029
Series A-1
5.00%, 12/01/22	100	115,732
Series B
5.00%, 12/01/22	50	57,866
Philadelphia Gas Works Co. RB
5.00%, 08/01/22	100	115,283

		3,192,387
RHODE ISLAND — 0.96%
Rhode Island Commerce Corp. RB
5.00%, 06/15/22	145	166,727

Security	Principal (000s)	Value
Rhode Island Health & Educational Building Corp. RB
5.00%, 09/01/22	$215	$250,153
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
5.00%, 10/01/22	250	291,427
Series B
5.00%, 10/01/22	550	641,140
State of Rhode Island COP Series A
5.00%, 10/01/22	50	57,772
State of Rhode Island GO Series A
5.00%, 05/01/22	50	57,466

		1,464,685
SOUTH CAROLINA — 1.23%
Beaufort County School District/SC GO Series A
5.00%, 03/01/22	35	40,228
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/22	260	302,537
City of Charleston SC Waterworks & Sewer System Revenue RB
5.00%, 01/01/22	50	57,430
City of Columbia SC Waterworks & Sewer System Revenue RB
4.00%, 02/01/22	110	121,656
Greenville County School District RB
5.00%, 12/01/22	75	86,997
Piedmont Municipal Power Agency RB
0.00%, 01/01/22	25	22,984
SCAGO Educational Facilities Corp. for Pickens School District RB
5.00%, 12/01/22	70	80,791
South Carolina Public Service Authority RB Series A
5.00%, 12/01/22	270	309,784

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
South Carolina Transportation Infrastructure Bank RB Series B
5.00%, 10/01/22	$315	$364,124
State of South Carolina GO Series B
5.00%, 04/01/22	400	461,980
University of South Carolina RB
5.00%, 05/01/22	35	40,391

1,888,902
TENNESSEE — 1.10%
County of Hamilton TN GO Series A
5.00%, 05/01/22	65	75,195
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB Series D
5.00%, 10/01/22	40	46,608
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 07/01/22	310	359,755
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB
5.00%, 07/01/22	180	208,121
State of Tennessee GO
Series A
5.00%, 08/01/22	230	267,667
5.00%, 09/01/22	120	139,925
Tennessee Energy Acquisition Corp. RB Series C
5.00%, 02/01/22	30	33,711
Tennessee State School Bond Authority RB
5.00%, 11/01/22	340	397,623
Town of Collierville TN GO Series A
5.00%, 01/01/22	135	155,002

1,683,607
TEXAS — 11.08%
Aldine Independent School District GO
5.00%, 02/15/22	(PSF)	25	28,675

Security	Principal (000s)	Value
Austin Community College District GOL
5.00%, 08/01/22	$35	$40,557
Austin Community College District Public Facility Corp. RB
5.00%, 08/01/22	95	108,863
Austin Independent School District GO Series B
5.00%, 08/01/22	75	87,020
Birdville Independent School District GO
Series A
5.00%, 02/15/22	(PSF)	95	109,091
Series B
5.00%, 02/15/22	(PSF)	35	40,192
Canadian River Municipal Water Authority Corp. RB
5.00%, 02/15/22	125	143,037
Central Texas Regional Mobility Authority RB
5.00%, 01/01/22	50	56,326
Series A
5.00%, 01/01/22	10	11,265
Central Texas Turnpike System RB
0.00%, 08/15/22	180	163,957
City of Arlington TX
5.00%, 08/15/22	75	87,002
City of Austin TX Electric Utility Revenue RB
5.00%, 11/15/22	195	226,853
City of Austin TX GOL
4.50%, 09/01/22	40	45,591
5.00%, 09/01/22	280	325,637
Series A
5.00%, 09/01/22	105	122,114
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 11/15/22	105	122,595
Series A
5.00%, 05/15/22	75	86,611
5.00%, 11/15/22	90	105,081
City of Brownsville TX Utilities System Revenue RB
5.00%, 09/01/22	40	45,916

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
City of Carrollton TX GOL
5.00%, 08/15/22	$175	$202,830
City of Corpus Christi TX Utility System Revenue RB Series C
5.00%, 07/15/22	45	51,705
City of Dallas TX GOL
5.00%, 02/15/22	190	215,471
City of Dallas TX Waterworks & Sewer System Revenue RB Series A
5.00%, 10/01/22	70	81,383
City of El Paso TX GOL
5.00%, 08/15/22	105	121,593
City of El Paso TX Water & Sewer Revenue RB
5.00%, 03/01/22	30	34,291
City of Fort Worth TX Water & Sewer System Revenue RB
5.00%, 02/15/22	20	22,976
City of Garland TX Water & Sewer System Revenue RB
5.00%, 03/01/22	50	57,130
City of Houston TX Airport System Revenue RB
5.00%, 07/01/22	25	28,599
City of Houston TX Combined Utility System Revenue RB
Series B
5.00%, 11/15/22	220	256,054
Series C
5.00%, 05/15/22	225	259,087
City of Houston TX GOL Series A
5.00%, 03/01/22	190	217,951
City of Houston TX RB
5.00%, 09/01/22	80	91,036
City of Lubbock TX GOL
5.00%, 02/15/22	55	62,961
City of Plano TX GOL
5.00%, 09/01/22	365	423,381
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/22	570	653,806

Security		Principal (000s)	Value
City of San Antonio TX GOL
5.00%, 02/01/22		$40	$45,863
College Station Independent School District GO
5.00%, 08/15/22	(PSF)	100	116,204
Comal Independent School District GO Series A
5.00%, 02/01/22	(PSF)	100	114,747
County of Fort Bend TX GO
5.00%, 03/01/22		55	62,991
County of Harris TX GOL Series B
5.00%, 10/01/22		60	69,479
County of Harris TX RB
Series A
5.00%, 08/15/22		175	202,655
Series B
5.00%, 08/15/22		65	75,272
County of Tarrant TX GOL
5.00%, 07/15/22		45	52,214
Dallas Area Rapid Transit RB
Series A
5.00%, 12/01/22		150	175,188
Series B
4.00%, 12/01/22		125	139,905
5.00%, 12/01/22		45	52,556
Dallas/Fort Worth International Airport RB
Series E
5.00%, 11/01/22		50	57,977
Series F
5.00%, 11/01/22		75	86,965
Series G
5.00%, 11/01/22		25	28,989
Deer Park Independent School District GOL
5.00%, 02/15/22		60	68,981
Eagle Mountain & Saginaw Independent School District GO Series A
5.00%, 08/15/22	(PSF)	95	110,394
Fort Worth Independent School District GO
5.00%, 02/15/22	(PSF)	140	160,955

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Grand Prairie Independent School District GO
5.00%, 02/15/22		$150	$172,249
Harris County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/22		65	75,440
5.00%, 11/15/22		25	28,979
Houston Community College System GOL
5.00%, 02/15/22		30	34,437
Houston Independent School District GOL
5.00%, 02/15/22		100	114,833
Series A
5.00%, 02/15/22	(PSF)	50	57,417
Katy Independent School District GO
4.00%, 02/15/22		20	22,156
Keller Independent School District/TX GO
5.00%, 08/15/22	(PSF)	30	34,726
Series A
5.00%, 08/15/22	(PSF)	45	52,089
Klein Independent School District GO Series A
5.00%, 02/01/22	(PSF)	150	172,120
Lamar Consolidated Independent School District GO
5.00%, 02/15/22	(PSF)	45	51,675
Leander Independent School District GO Series A
0.00%, 08/15/22		135	124,612
Lewisville Independent School District GO
Series A
4.00%, 08/15/22	(PSF)	100	111,258
5.00%, 08/15/22	(PSF)	45	52,134
Lone Star College System GOL
5.00%, 09/15/22		75	87,051
Series B
5.00%, 02/15/22		95	108,836
Lower Colorado River Authority RB
5.00%, 05/15/22		305	349,749
Series D
5.00%, 05/15/22		50	57,315

Security		Principal (000s)	Value
Metropolitan Transit Authority of Harris County RB Series B
5.00%, 11/01/22		$120	$139,708
Midway Independent School District/McLennan County GO
5.00%, 08/01/22	(PSF)	65	75,450
North Central Texas Health Facility Development Corp. RB
5.00%, 08/15/22		20	23,101
North East Independent School District/TX GO
5.00%, 08/01/22	(PSF)	55	63,760
5.25%, 02/01/22	(PSF)	165	190,880
North Texas Municipal Water District RB
6.25%, 06/01/22		85	102,891
North Texas Municipal Water District Water System Revenue RB
5.00%, 09/01/22		130	151,122
North Texas Tollway Authority RB
Series A
5.00%, 01/01/22		475	541,443
Series B
5.00%, 01/01/22		80	91,191
Northside Independent School District GO
5.00%, 06/15/22		185	214,149
5.00%, 06/15/22	(PSF)	75	86,817
Northwest Independent School District GO Series A
5.00%, 02/15/22		200	229,666
Permanent University Fund RB
5.00%, 07/01/22		280	324,803
Pflugerville Independent School District GO
5.00%, 02/15/22	(PSF)	25	28,708
Plano Independent School District GO Series A
5.00%, 02/15/22	(PSF)	60	68,819
Port Authority of Houston of Harris County Texas GO Series A
5.00%, 10/01/22		90	104,914

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
San Antonio Independent School District/TX GO
5.00%, 02/15/22	(PSF)	$315	$362,007
San Antonio Water System RB
5.00%, 05/15/22		130	149,813
Series A
5.00%, 05/15/22		160	184,543
Series B
5.00%, 05/15/22		100	115,197
San Jacinto College District GOL
5.00%, 02/15/22		100	114,340
Southwest Higher Education Authority Inc. RB
5.00%, 10/01/22		30	34,848
Spring Branch Independent School District GOL Series B
5.00%, 02/01/22	(PSF)	160	183,595
Spring Independent School District GO
5.00%, 08/15/22	(BAM)	40	46,221
5.00%, 08/15/22	(PSF)	250	290,510
State of Texas GO
5.00%, 04/01/22		35	40,326
5.00%, 10/01/22		845	984,585
Series A
5.00%, 10/01/22		380	442,772
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/22		105	121,541
5.00%, 12/01/22		45	52,339
Tarrant Regional Water District RB
5.00%, 03/01/22		235	270,102
Texas A&M University RB
Series A
5.00%, 05/15/22		75	86,755
Series B
5.00%, 05/15/22		20	23,135
Series D
5.00%, 05/15/22		75	86,755
Texas State University System RB
5.00%, 03/15/22		85	97,458
Series A
5.00%, 03/15/22		150	171,984

Security		Principal (000s)	Value
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/22		$585	$681,338
Series A
5.00%, 04/01/22		275	316,591
Trinity River Authority Central Regional Wastewater System Revenue RB
5.00%, 08/01/22		75	86,983
Trinity River Authority LLC RB
5.00%, 02/01/22		135	154,609
University of Houston RB Series A
5.00%, 02/15/22		65	74,496
University of North Texas RB
5.00%, 04/15/22	(ETM)	60	69,096
5.00%, 04/15/22		125	143,659
University of Texas System (The) RB
5.00%, 08/15/22		215	249,299
Series A
5.00%, 08/15/22		145	168,496
Series B
5.00%, 08/15/22		50	58,102
Series C
5.00%, 08/15/22		70	81,167
Series E
5.00%, 08/15/22		100	115,953
Series I
5.00%, 08/15/22		200	231,906
Weatherford Independent School District GO
0.00%, 02/15/22	(PSF)	100	93,374
Wylie Independent School District/TX GO Series B
4.00%, 08/15/22	(PSF)	85	94,861

			16,981,226
UTAH — 0.55%
Central Utah Water Conservancy District RB Series B
5.00%, 10/01/22		40	46,670

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Metropolitan Water District of Salt Lake & Sandy RB Series A
4.00%, 07/01/22	$50	$55,657
Provo School District GO
5.00%, 06/15/22	20	23,210
Salt Lake City Corp. RB Series A
4.00%, 10/01/22	70	78,224
State of Utah GO
5.00%, 07/01/22	90	104,710
University of Utah (The) RB Series B
5.00%, 08/01/22	220	255,479
Utah State Building Ownership Authority RB
5.00%, 05/15/22	25	28,871
Utah Transit Authority RB
5.00%, 06/15/22	105	120,379
Series A
5.25%, 06/15/22	115	134,456

847,656
VERMONT — 0.24%
Vermont Municipal Bond Bank RB
Series 1
5.00%, 12/01/22	250	292,245
Series 5
5.00%, 12/01/22	60	70,139

362,384
VIRGINIA — 2.87%
City of Alexandria VA Series B
5.00%, 06/15/22	270	313,330
City of Alexandria VA GO Series A
5.00%, 07/15/22	(SAW)	125	145,347
City of Richmond VA GO
Series A
5.00%, 03/01/22	100	115,119
Series B
5.00%, 07/15/22	100	116,129
County of Fairfax VA GO
5.00%, 10/01/22	120	140,195

Security		Principal (000s)	Value
Series A
5.00%, 10/01/22		$75	$87,622
County of Henrico VA Water & Sewer Revenue RB
5.00%, 05/01/22		30	34,706
County of Loudoun VA GO Series A
5.00%, 12/01/22	(SAW)	75	87,954
Virginia Beach Development Authority RB Series B
5.00%, 12/01/22		45	52,604
Virginia College Building Authority RB
5.00%, 02/01/22		50	57,352
5.00%, 09/01/22		40	46,418
Series 2
5.00%, 09/01/22		110	127,651
Series B
5.00%, 09/01/22		340	394,556
Series D
5.00%, 02/01/22		80	91,762
Virginia Commonwealth Transportation Board RB
4.50%, 03/15/22		150	169,164
5.00%, 05/15/22		310	357,699
Series C
5.00%, 05/15/22		175	201,927
Virginia Public Building Authority RB
5.00%, 08/01/22		100	116,027
Series A
5.00%, 08/01/22		150	174,040
Series B
5.00%, 08/01/22		70	81,219
Virginia Public School Authority RB
5.00%, 08/01/22	(ETM)	5	5,794
5.00%, 08/01/22		335	388,191
5.00%, 08/01/22	(SAW)	225	260,726
Series A
5.00%, 08/01/22	(SAW)	55	63,733
Virginia Resources Authority RB
5.00%, 10/01/22		40	46,711
5.00%, 11/01/22		560	654,612
5.00%, 11/01/22	(ETM)	10	11,648

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series A
5.00%, 11/01/22	$45	$52,603

4,394,839
WASHINGTON — 5.63%
Central Puget Sound Regional Transit Authority RB Series S-1
5.00%, 11/01/22	50	58,500
Central Washington University RB
5.00%, 05/01/22	50	57,185
City of Seattle WA Drainage & Wastewater Revenue RB
5.00%, 04/01/22	200	230,248
5.00%, 05/01/22	360	415,105
City of Seattle WA GO
5.00%, 06/01/22	65	75,190
Series A
5.00%, 04/01/22	55	63,395
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/22	125	145,246
Series A
5.00%, 05/01/22	75	86,480
City of Seattle WA Water System Revenue RB
5.00%, 09/01/22	255	296,302
City of Tacoma WA Electric System Revenue
5.00%, 01/01/22	60	68,706
City of Vancouver WA GOL Series B
5.00%, 12/01/22	50	58,290
Clark County Public Utility District No. 1 RB
5.00%, 01/01/22	135	153,824
Clark County School District No. 119 Battleground GO
4.00%, 12/01/22	(GTD)	65	72,616
County of King WA GOL
4.00%, 12/01/22	20	22,437
5.00%, 01/01/22	100	114,685
5.25%, 01/01/22	80	92,555
Series C
5.00%, 12/01/22	65	76,088

Security		Principal (000s)	Value
County of King WA Sewer Revenue RB
5.00%, 07/01/22		$125	$144,390
Series A
5.00%, 01/01/22		25	28,562
Series B
5.00%, 07/01/22		235	271,453
Series C
4.00%, 01/01/22		100	110,223
County of Snohomish WA GOL
5.00%, 12/01/22		90	105,016
Energy Northwest RB
5.00%, 07/01/22		440	509,758
Grant County Public Utility District No. 2 RB Series A
5.00%, 01/01/22		65	74,205
King County School District No. 405 Bellevue GO
5.00%, 12/01/22		75	87,434
5.00%, 12/01/22	(GTD)	300	349,737
King County School District No. 409 Tahoma GO
5.00%, 12/01/22	(GTD)	115	134,556
King County School District No. 414 Lake Washington GO
5.00%, 12/01/22	(GTD)	295	344,849
Pierce County School District No. 10 Tacoma GO
5.00%, 12/01/22	(GTD)	40	46,759
Port of Seattle WA RB
Series A
5.00%, 08/01/22		235	271,148
Series B
5.00%, 03/01/22		65	74,445
Snohomish County Public Utility District No. 1 RB
5.00%, 12/01/22		80	93,093
Snohomish County School District No. 201 Snohomish GO
5.00%, 12/01/22	(GTD)	100	116,260
State of Washington COP Series B
4.00%, 07/01/22		165	183,432

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
State of Washington GO
5.00%, 07/01/22		$295	$341,192
Series A
5.00%, 08/01/22		70	81,115
Series B
5.00%, 02/01/22		250	286,535
Series C
0.00%, 06/01/22	(AMBAC)	135	125,269
Series D
5.00%, 02/01/22		100	114,615
5.25%, 02/01/22		100	115,640
Series F
0.00%, 12/01/22	(NPFGC)	65	59,553
Series R-2012
5.00%, 07/01/22		45	52,046
Series R-2012C
4.00%, 07/01/22		90	100,054
Series R-2015
5.00%, 07/01/22		95	109,875
Series R-2015E
5.00%, 07/01/22		75	86,743
Series R-2017A
5.00%, 08/01/22		190	220,168
Series R-D
5.00%, 08/01/22		250	289,695
State of Washington RB
5.00%, 09/01/22		415	480,748
University of Washington RB
Series A
5.00%, 12/01/22		55	64,294
Series B
5.00%, 06/01/22		65	75,159
Series C
5.00%, 12/01/22		200	233,796
Washington Health Care Facilities Authority RB Series A
5.00%, 11/15/22		45	52,054
Washington State University RB
5.00%, 04/01/22		215	246,921
5.00%, 10/01/22		140	162,550
Yakima County School District No. 7 Yakima GO
5.00%, 12/01/22	(GTD)	125	145,856

Security		Principal (000s)	Value
Yakima County School District No. 90 East Valley GO
5.00%, 12/01/22	(GTD)	$130	$151,415

			8,627,465
WEST VIRGINIA — 0.55%
School Building Authority of West Virginia RB Series A
5.00%, 07/01/22		70	80,859
State of West Virginia GO Series A
5.00%, 11/01/22		550	641,767
West Virginia Water Development Authority RB
5.00%, 07/01/22		100	115,414

			838,040
WISCONSIN — 1.98%
City of Milwaukee WI GO
Series N2
5.00%, 05/01/22		30	34,564
5.00%, 05/15/22		75	86,469
City of Milwaukee WI Sewerage System Revenue RB Series S5
5.00%, 06/01/22		60	69,377
Madison Metropolitan School District/WI GO
4.00%, 03/01/22		95	104,963
Milwaukee County Metropolitan Sewer District GO Series A
4.00%, 10/01/22		25	27,988
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
4.00%, 06/01/22	(ETM)	75	83,446
Series 1
5.00%, 06/01/22	(ETM)	125	144,596
State of Wisconsin GO
5.00%, 05/01/22		100	115,307
Series 1
5.00%, 11/01/22		25	29,145
Series 2
5.00%, 11/01/22		755	880,179

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Security		Principal or Shares (000s)	Value
Series 3
4.00%, 11/01/22		$95	$106,199
5.00%, 11/01/22		185	215,673
Wisconsin Department of Transportation RB
Series 1
5.00%, 07/01/22		310	358,844
Series 2
5.00%, 07/01/22		365	422,509
Wisconsin Health & Educational Facilities Authority RB
5.00%, 08/15/22		65	74,979
Series C
5.00%, 08/15/22	(ETM)	40	46,602
WPPI Energy RB Series A
5.00%, 07/01/22		200	229,468

			3,030,308

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $151,073,029)			151,542,844

SHORT-TERM INVESTMENTS — 0.60%

MONEY MARKET FUNDS — 0.60%
BlackRock Liquidity Funds: MuniCash
0.74%[a,b]		923	923,592

			923,592

TOTAL SHORT-TERM INVESTMENTS
(Cost: $923,592)			923,592

Value
TOTAL INVESTMENTS IN SECURITIES — 99.50%
(Cost: $151,996,621)[c]	$152,466,436
Other Assets, Less Liabilities — 0.50%	770,990

NET ASSETS — 100.00%	$153,237,426

COP  —  Certificates of Participation

ETM  —  Escrowed to Maturity

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PR  —  Prerefunded

PSF  —  Permanent School Fund

RB  —  Revenue Bond

SAP  —  Subject to Appropriations

SAW  —  State Aid Withholding

SO  —  Special Obligation

TA  —  Tax Allocation

Insured by:

AGM  —  Assured Guaranty Municipal Corp.

AMBAC  —  Ambac Assurance Corp.

BAM  —  Build America Mutual Assurance Co.

NPFGC  —  National Public Finance Guarantee Corp.

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $151,997,010. Net unrealized appreciation was $469,426, of which $895,390 represented gross unrealized appreciation on investments and $425,964 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Liquidity Funds: MuniCash	2,084	—	(1,161)[b]	923	$923,592	$432	$(15)	$5,510

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 TERM MUNI BOND ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal bonds & notes	$—	$151,542,844	$—	$151,542,844
Money market funds	923,592	—	—	923,592

Total	$923,592	$151,542,844	$—	$152,466,436

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MUNICIPAL BONDS & NOTES — 98.13%

ALABAMA — 0.47%
Alabama Federal Aid Highway Finance Authority RB
5.00%, 09/01/23	$50	$59,213
City of Huntsville AL GOL Series D
5.00%, 05/01/23	40	47,060
State of Alabama GO Series A
5.00%, 08/01/23	10	11,860

		118,133

ALASKA — 0.20%
State of Alaska GO Series B
5.00%, 08/01/23	25	29,453
University of Alaska RB Series S
4.00%, 10/01/23	20	22,280

		51,733

ARIZONA — 2.77%
Arizona Department of Transportation State Highway Fund Revenue RB
5.00%, 07/01/23	50	59,169
Arizona Health Facilities Authority RB Series A
5.00%, 01/01/23	35	40,724
Arizona School Facilities Board COP Series A
5.00%, 09/01/23	25	29,454
Arizona Transportation Board RB
5.00%, 07/01/23	65	76,843
City of Mesa AZ Utility System Revenue RB
5.00%, 07/01/23	35	41,314
City of Phoenix AZ GO
4.00%, 07/01/23	50	56,501
City of Phoenix Civic Improvement Corp. RB Series A
5.00%, 07/01/23	10	11,710

Security		Principal (000s)	Value
City of Scottsdale AZ GO
5.00%, 07/01/23		$100	$118,636
Maricopa County Community College District GO
5.00%, 07/01/23		100	118,398
Maricopa County Unified School District No. 80 Chandler GOL
4.50%, 07/01/23		40	46,069
State of Arizona COP
5.00%, 09/01/23		15	17,681
University of Arizona RB
5.00%, 06/01/23		20	23,581
5.00%, 08/01/23		55	64,502

			704,582

ARKANSAS — 0.75%
State of Arkansas GO
5.00%, 10/01/23		125	148,734
University of Arkansas RB Series A
5.00%, 11/01/23		35	41,691

			190,425

CALIFORNIA — 8.05%
California Educational Facilities Authority RB Series T-5
5.00%, 03/15/23		40	47,400
California Health Facilities Financing Authority RB Series A
4.00%, 03/01/23		25	27,728
5.00%, 11/15/23		15	17,961
Series B
5.00%, 11/15/23		20	23,949
California State Public Works Board RB
Series A
5.25%, 06/01/23	(ETM) (NPFGC)	15	18,036
Series B
5.00%, 10/01/23		50	59,276
Series D
5.00%, 09/01/23		80	94,691
Series G
5.00%, 09/01/23		20	23,673

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
California State University RB Series A
5.00%, 11/01/23		$30	$35,982
Capistrano Unified School District Community Facilities District No. 90-2 ST
4.00%, 09/01/23	(AGM)	95	106,853
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/23		20	23,988
Las Virgenes Unified School District GO Series C
0.00%, 11/01/23	(NPFGC)	50	44,751
Los Angeles Department of Water & Power System Revenue RB Series A
5.00%, 07/01/23		35	41,711
Los Angeles Unified School District/CA GO Series A
4.00%, 07/01/23		100	113,991
5.00%, 07/01/23		25	29,854
Mount Diablo Unified School District/CA GO Series F
5.00%, 08/01/23		20	23,877
Municipal Improvement Corp. of Los Angeles RB Series B
5.00%, 11/01/23		15	17,849
Rancho Santiago Community College District GO
4.00%, 09/01/23		20	22,745
San Diego Community College District GO
0.00%, 08/01/23		10	9,011
San Diego Public Facilities Financing Authority RB
5.00%, 10/15/23		50	59,522
San Jose Financing Authority RB Series A
5.00%, 06/01/23		25	29,389

Security		Principal (000s)	Value
San Mateo Union High School District GO
0.00%, 09/01/23	(NPFGC)	$20	$17,988
State of California Department of Water Resources RB Series AW
5.00%, 12/01/23		100	120,009
State of California GO
4.00%, 05/01/23		60	67,650
5.00%, 08/01/23		100	118,596
5.00%, 09/01/23		390	463,527
5.00%, 10/01/23		130	154,764
5.00%, 12/01/23		70	83,557
University of California RB Series AK
5.00%, 05/15/48		125	148,012

			2,046,340

COLORADO — 0.92%
City & County of Denver Co. Airport System Revenue RB Series A
5.00%, 11/15/23		70	82,538
Denver City & County School District No. 1 GO
5.00%, 12/01/23	(SAW)	75	89,240
E-470 Public Highway Authority RB Series B
0.00%, 09/01/23		70	61,333

			233,111

CONNECTICUT — 1.60%
State of Connecticut GO
Series A
5.00%, 10/15/23		25	28,991
Series B
5.00%, 05/15/23		65	74,840
Series D
5.00%, 06/15/23		35	40,353
Series E
5.00%, 09/01/23		10	11,572
State of Connecticut Special Tax Revenue RB
5.00%, 01/01/23		25	28,648

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series A
5.00%, 08/01/23	$45	$52,056
University of Connecticut RB
Series A
4.00%, 02/15/23	50	54,623
5.00%, 02/15/23	100	114,489

		405,572

DELAWARE — 1.24%
Delaware Transportation Authority RB
5.00%, 07/01/23	165	195,553
State of Delaware GO Series B
5.00%, 07/01/23	100	118,815

		314,368

DISTRICT OF COLUMBIA — 1.12%
District of Columbia GO Series A
5.00%, 06/01/23	115	135,793
District of Columbia RB Series A
5.00%, 12/01/23	50	59,589
District of Columbia Water & Sewer Authority RB
Series A
5.00%, 10/01/23	45	53,404
Series C
5.00%, 10/01/23	30	35,603

		284,389

FLORIDA — 5.36%
City of Orlando FL RB Series B
5.00%, 10/01/23	25	29,461
City of Tampa FL RB
5.00%, 10/01/23	50	59,214
County of Broward FL Airport System Revenue RB Series C
5.00%, 10/01/23	20	23,563
County of Miami-Dade FL GO Series 2015-D
5.00%, 07/01/23	35	41,211

Security	Principal (000s)	Value
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/23	$20	$23,673
County of Orange FL Sales Tax Revenue RB Series C
5.00%, 01/01/23	10	11,657
County of Orange FL Water Utility System Revenue RB
5.00%, 10/01/23	50	59,711
Florida Department of Environmental Protection RB Series A
5.00%, 07/01/23	15	17,688
Florida Municipal Power Agency RB Series A
5.00%, 10/01/23	55	64,729
Florida’s Turnpike Enterprise RB Series B
5.00%, 07/01/23	130	153,340
Hillsborough County School Board COP Series A
5.00%, 07/01/23	60	70,541
Jacksonville Transportation Authority RB
5.00%, 08/01/23	15	17,681
Orange County School Board COP Series D
5.00%, 08/01/23	25	29,409
Orlando-Orange County Expressway Authority RB Series B
5.00%, 07/01/23	25	29,333
Palm Beach County School District COP Series B
5.00%, 08/01/23	65	76,501
Pasco County School Board COP Series A
5.00%, 08/01/23	20	23,360

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
School Board of Miami-Dade County (The) COP Series D
5.00%, 02/01/23		$10	$11,568
School Board of Miami-Dade County (The) GO
5.00%, 03/15/23		60	70,320
School District of Broward County/ FL COP
Series A
5.00%, 07/01/23		50	58,843
Series B
5.00%, 07/01/23		35	41,190
Seminole County School Board COP Series C
5.00%, 07/01/23		20	23,314
State of Florida GO
Series A
5.00%, 07/01/23		100	118,576
Series B
5.00%, 06/01/23		30	35,460
State of Florida Lottery Revenue RB
Series A
5.00%, 07/01/23		110	129,650
Series B
5.00%, 07/01/23		100	117,863
Volusia County School Board COP Series A
5.00%, 08/01/23	(BAM)	20	23,503

			1,361,359

GEORGIA — 1.47%
City of Gainesville GA Water & Sewerage Revenue RB
5.00%, 11/15/23		35	41,643
County of Forsyth GA GO
5.00%, 03/01/23		40	47,146
Georgia State Road & Tollway Authority RB Series A
5.00%, 06/01/23		50	58,603
Gwinnett County Development Authority COP
5.25%, 01/01/23	(NPFGC)	40	47,099

Security	Principal (000s)	Value
State of Georgia GO Series C-1
5.00%, 07/01/23	$150	$177,864

		372,355

HAWAII — 2.32%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/23	40	47,169
Series B
5.00%, 07/01/23	15	17,689
City & County of Honolulu HI GO
Series A
5.00%, 10/01/23	105	124,416
Series C
5.00%, 10/01/23	20	23,698
Series E
4.00%, 09/01/23	40	45,180
State of Hawaii GO
Series EP
5.00%, 08/01/23	45	53,287
Series EY
5.00%, 10/01/23	55	65,374
Series FG
4.00%, 10/01/23	110	124,573
Series FH
5.00%, 10/01/23	50	59,431
State of Hawaii State Highway Fund RB Series B
5.00%, 01/01/23	25	29,223

		590,040

ILLINOIS — 2.68%
Chicago O’Hare International Airport RB
Series B
5.00%, 01/01/23	65	75,595
Series D
5.00%, 01/01/23	25	29,075
Illinois Finance Authority RB
5.00%, 12/01/23	65	77,175
State of Illinois GO
5.00%, 02/01/23	20	21,625
5.00%, 07/01/23	80	86,712

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Series A
5.00%, 04/01/23		$10	$10,821
Series D
5.00%, 11/01/23		300	325,776
State of Illinois RB First Series
6.00%, 06/15/23	(NPFGC)	45	54,654

			681,433

INDIANA — 0.37%
Indiana Finance Authority RB Series A
5.00%, 12/01/23		35	41,357
Indiana University RB Series A
5.00%, 06/01/23		25	29,608
Purdue University RB Series BB-1
5.00%, 07/01/23		20	23,727

			94,692

IOWA — 0.21%
State of Iowa RB
5.00%, 06/15/23		45	52,952

			52,952

KANSAS — 1.37%
City of Wichita KS GO Series 811
5.00%, 06/01/23		125	147,309
Kansas Development Finance Authority RB Series B
5.00%, 05/01/23		20	23,415
State of Kansas Department of Transportation RB Series A
5.00%, 09/01/23		50	59,488
Wyandotte County-Kansas City Unified Government GO Series D
5.00%, 08/01/23		100	117,514

			347,726

Security	Principal (000s)	Value
LOUISIANA — 0.41%
State of Louiliana RB Series A
5.00%, 06/15/23	$25	$29,257
State of Louisiana GO Series A
5.00%, 02/01/23	65	75,829

		105,086

MAINE — 1.21%
Maine Municipal Bond Bank RB
Series A
5.00%, 09/01/23	65	76,778
5.00%, 11/01/23	70	83,294
State of Maine GO Series B
5.00%, 06/01/23	125	147,895

		307,967

MARYLAND — 3.26%
City of Baltimore MD RB Series D
5.00%, 07/01/23	30	35,466
County of Anne Arundel MD GOL
5.00%, 04/01/23	25	29,476
County of Baltimore MD GO
5.00%, 02/01/23	30	35,212
County of Charles MD GO
5.00%, 11/01/23	10	11,943
County of Prince George’s MD COP
5.00%, 10/15/23	25	29,617
State of Maryland Department of Transportation RB
4.00%, 09/01/23	100	113,070
5.00%, 09/01/23	100	118,608
State of Maryland GO
Series A
5.00%, 08/01/23	250	296,640
Series C
5.00%, 08/01/23	20	23,731
Washington Suburban Sanitary Commission GO
4.00%, 06/01/23	25	28,277
5.00%, 06/01/23	90	106,590

		828,630

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
MASSACHUSETTS — 2.77%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB Series A
5.00%, 06/15/23	$20	$23,628
Commonwealth of Massachusetts GOL
Series A
5.00%, 07/01/23	100	118,160
Series D
5.00%, 07/01/23	100	118,160
Series H
5.00%, 12/01/23	55	65,512
Commonwealth of Massachusetts Transportation Fund Revenue RB Series A
5.00%, 06/01/23	20	23,699
Massachusetts Bay Transportation Authority RB Series B
5.25%, 07/01/23	30	35,906
Massachusetts Clean Water Trust (The) RB
5.00%, 08/01/23	75	89,264
Massachusetts School Building Authority RB
Series A
5.00%, 05/15/23	135	159,459
5.00%, 11/15/23	45	53,713
Series C
4.00%, 08/15/23	15	16,937

		704,438

MICHIGAN — 1.53%
Michigan Finance Authority RB
5.00%, 11/15/23	50	59,141
Michigan State Building Authority RB
Series I
5.00%, 04/15/23	140	164,041
5.00%, 10/15/23	15	17,754
State of Michigan GO
Series A
5.00%, 05/01/23	35	41,238
5.00%, 12/01/23	65	77,465

Security	Principal (000s)	Value
State of Michigan RB
5.00%, 03/15/23	$25	$29,174

		388,813

MINNESOTA — 2.04%
City of Rochester MN Electric Utility Revenue RB Series E
5.00%, 12/01/23	25	29,699
Elk River Independent School District No. 728 GO Series A
5.00%, 02/01/23	35	40,965
Southern Minnesota Municipal Power Agency RB Series A
5.00%, 01/01/23	115	133,992
State of Minnesota GO
Series A
5.00%, 08/01/23	185	219,290
Series B
5.00%, 08/01/23	40	47,414
State of Minnesota RB Series A
5.00%, 06/01/23	40	47,069

		518,429

NEBRASKA — 0.09%
Omaha Public Power District RB Series A
5.00%, 02/01/23	20	23,442

		23,442

NEVADA — 4.27%
Clark County School District GOL
Series A
5.00%, 06/15/23	40	47,068
Series B
5.00%, 06/15/23	100	117,671
Clark County Water Reclamation District GOL
5.00%, 07/01/23	40	47,240
County of Clark NV GOL
5.00%, 11/01/23	65	77,140

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
County of Clark NV RB
5.00%, 07/01/23	$130	$152,915
Las Vegas Special Improvement District Nos. 808 & 810 GOL Series A
5.00%, 06/01/23	40	46,999
Las Vegas Valley Water District GOL Series A
5.00%, 06/01/23	65	76,639
Nevada System of Higher Education COP Series A
5.00%, 07/01/23	40	46,839
Nevada System of Higher Education RB Series A
5.00%, 07/01/23	100	117,509
State of Nevada GOL
Series D-1
5.00%, 03/01/23	25	29,340
Series H-1
5.00%, 06/01/23	160	188,649
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/23	65	77,465
Truckee Meadows Water Authority RB
5.00%, 07/01/23	35	41,377
Washoe County School District/NV GOL Series F
5.00%, 06/01/23	15	17,590

1,084,441

NEW HAMPSHIRE — 0.23%
State of New Hampshire GO Series A
5.00%, 03/01/23	50	58,736

58,736

NEW JERSEY — 1.99%
New Jersey Economic Development Authority RB
Series B
5.00%, 11/01/23	(SAP)	50	56,064

Security		Principal (000s)	Value
Series DDD
5.00%, 06/15/23		$100	$111,693
Series NN
5.00%, 03/01/23	(SAP)	115	128,046
New Jersey Educational Facilities Authority RB
5.00%, 06/15/23		25	27,923
New Jersey Transportation Trust Fund Authority RB Series AA
5.00%, 06/15/23		75	83,977
New Jersey Turnpike Authority RB
Series A
5.00%, 01/01/23	(ETM)	10	11,738
Series B
5.00%, 01/01/23		20	23,217
Series C
5.00%, 01/01/23		25	29,021
State of New Jersey GO
5.00%, 06/01/23		30	34,439

			506,118

NEW MEXICO — 0.66%
State of New Mexico Severance Tax Permanent Fund RB
Series A
5.00%, 07/01/23		55	64,955
Series B
4.00%, 07/01/23		50	56,242
5.00%, 07/01/23		40	46,933

			168,130

NEW YORK — 9.41%
City of New York NY GO
Series A
4.00%, 08/01/23		50	56,125
Series C
5.00%, 08/01/23		150	176,631
Series D-1
5.00%, 08/01/23		50	58,877
Series E
5.00%, 08/01/23		35	41,214
Series I
5.00%, 08/01/23		95	111,866

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
Series J
5.00%, 08/01/23		$45	$52,989
Metropolitan Transportation Authority RB
Series A
5.00%, 11/15/23		10	11,911
Series A-2
5.00%, 11/15/23		35	41,445
Series B
5.00%, 11/15/23		100	118,413
Series B-3
5.00%, 11/15/23		35	41,445
Series F
5.00%, 11/15/23		25	29,603
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1
5.00%, 07/15/23		50	58,990
5.00%, 07/15/23	(SAW)	25	29,495
Series S-2
5.00%, 07/15/23		100	117,980
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A-1
4.00%, 08/01/23		125	140,821
Series C
5.00%, 11/01/23		10	11,874
Series E-1
5.00%, 02/01/23		25	29,261
Sub-Series C
5.00%, 11/01/23		80	94,992
New York Convention Center Development Corp. RB
5.00%, 11/15/23		25	29,556
Series B
5.00%, 11/15/23		20	23,520
New York State Dormitory Authority RB
Series A
5.00%, 02/15/23		45	52,799
5.00%, 03/15/23		55	64,739
5.00%, 07/01/23		40	47,074
5.00%, 10/01/23	(AGM)	65	77,260
5.50%, 05/15/23	(NPFGC)	165	199,157

Security	Principal (000s)	Value
Series B
5.00%, 07/01/23	$65	$76,727
Series E
5.00%, 02/15/23	125	146,665
New York State Urban Development Corp. RB
Series A
5.00%, 03/15/23	210	246,830
Series D
5.00%, 03/15/23	75	88,153
Sales Tax Asset Receivable Corp. RB Series A
5.00%, 10/15/23	20	23,909
Triborough Bridge & Tunnel Authority RB Series A
5.00%, 11/15/23	75	89,330

		2,389,651

NORTH CAROLINA — 1.49%
Cape Fear Public Utility Authority RB Series A
5.00%, 06/01/23	50	59,099
City of Winston-Salem NC RB Series C
5.00%, 06/01/23	20	23,464
County of Buncombe NC RB
5.00%, 06/01/23	35	41,124
County of Mecklenburg NC GO Series B
5.00%, 12/01/23	25	29,906
County of Wake NC RB Series A
5.00%, 12/01/23	75	89,287
North Carolina Municipal Power Agency No. 1 RB
Series B
5.00%, 01/01/23	40	46,584
Series E
5.00%, 01/01/23	10	11,646
State of North Carolina GO
5.00%, 06/01/23	65	77,020

		378,130

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
OHIO — 6.38%
City of Columbus OH GO
Series 1
5.00%, 07/01/23		$20	$23,691
Series 5
5.00%, 08/15/23		55	65,394
Series A
4.00%, 07/01/23		25	28,193
City of Columbus OH GOL
5.00%, 08/15/23		45	53,422
County of Hamilton OH Sales Tax Revenue RB Series A
5.00%, 12/01/23		15	17,810
Miami University/Oxford OH RB
5.00%, 09/01/23		30	35,381
North East Ohio Regional Sewer District RB
5.00%, 11/15/28	(PR 05/15/23)	500	590,300
Ohio Higher Educational Facility Commission RB Series A
5.00%, 12/01/23		65	76,805
Ohio Water Development Authority RB Series A
5.00%, 06/01/23		100	118,081
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 12/01/23		30	35,772
Series 2015A
5.00%, 12/01/23		65	77,507
State of Ohio GO
Series A
5.00%, 09/15/23		120	142,546
Series B
5.00%, 08/01/23		30	35,525
Series C
5.00%, 11/01/23		60	71,395
Series S
5.00%, 04/01/23		15	17,643
State of Ohio GOL Series A
5.00%, 09/01/23		80	94,935

Security	Principal (000s)	Value
State of Ohio RB Series C
5.00%, 12/01/23	$115	$136,176

		1,620,576

OKLAHOMA — 1.28%
Grand River Dam Authority RB Series A
5.00%, 06/01/23	40	47,022
Oklahoma Agricultural & Mechanical Colleges RB Series C
5.00%, 08/01/23	30	35,362
Oklahoma Capitol Improvement Authority RB
5.00%, 07/01/23	10	11,768
Series B
5.00%, 07/01/23	50	58,784
Oklahoma City Water Utilities Trust RB
5.00%, 07/01/23	90	106,397
Oklahoma Water Resources Board RB Series A
5.00%, 04/01/23	55	64,723

		324,056

OREGON — 1.84%
City of Portland OR Sewer System Revenue RB
Series A
5.00%, 10/01/23	20	23,773
Series B
5.00%, 10/01/23	45	53,404
City of Salem OR GO
5.00%, 06/01/23	100	118,140
Oregon State Lottery RB Series C
5.00%, 04/01/23	60	70,709
State of Oregon Department of Transprotation RB Series A
5.00%, 11/15/23	55	65,544
State of Oregon GO
Series A
5.00%, 08/01/23	50	59,298

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Series G
5.00%, 11/01/23	$45	$53,631
Series O
5.00%, 08/01/23	20	23,719

		468,218

PENNSYLVANIA — 1.05%
Commonwealth of Pennsylvania GO
First Series
5.00%, 04/01/23	100	115,541
5.00%, 06/15/23	10	11,598
Delaware County Authority RB
5.00%, 08/01/23	15	17,511
5.00%, 12/01/23	40	46,963
Pennsylvania Turnpike Commission RB
Series A
5.00%, 12/01/23	30	35,430
Series B
5.00%, 12/01/23	35	40,896

		267,939

RHODE ISLAND — 0.25%
Rhode Island Commerce Corp. RB Series A
5.00%, 06/15/23	35	40,960
Rhode Island Health & Educational Building Corp. RB
5.00%, 09/01/23	20	23,697

		64,657

SOUTH CAROLINA — 0.28%
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/23	60	71,163

		71,163

TENNESSEE — 1.00%
County of Blount TN GO Series B
5.00%, 06/01/23	50	59,070
County of Shelby TN GO Series A
5.00%, 03/01/23	20	23,517

Security		Principal (000s)	Value
Metropolitan Government of Nashville & Davidson County Electric Revenue RB Series A
5.00%, 05/15/23		$40	$47,224
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB Series A
5.00%, 05/15/23		15	17,709
Metropolitan Government of Nashville & Davidson County TN GO 5.00%, 07/01/23		25	29,629
Series A
5.00%, 07/01/23		20	23,703
5.00%, 01/01/29	(PR 01/01/23)	25	29,278
Tennessee State School Bond Authority RB
5.00%, 11/01/23		20	23,849

			253,979

TEXAS — 9.15%
Abilene Independent School District GO
5.00%, 02/15/23		55	64,502
Austin Community College District GOL
5.00%, 08/01/23		70	82,637
Austin Independent School District GO
Series B
5.00%, 08/01/23		20	23,683
5.00%, 08/01/23	(PSF)	25	29,604
Birdville Independent School District GO
5.00%, 02/15/23	(PSF)	20	23,455
City of Austin TX GOL
5.00%, 09/01/23		40	47,468
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 11/15/23		10	11,898
Series A
5.00%, 11/15/23		55	65,440
City of Fort Worth TX Water & Sewer System Revenue RB Series A
5.00%, 02/15/23		45	52,774

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
City of Garland TX GOL
5.00%, 02/15/23		$155	$181,263
City of Lubbock TX GOL
5.00%, 02/15/23		25	29,209
City of Round Rock TX GO
5.00%, 08/15/23		55	64,960
City of Waco TX GOL
5.00%, 02/01/23		20	23,343
Fort Bend Independent School District GO Series A
5.00%, 08/15/23		25	29,558
Katy Independent School District GO Series A
5.00%, 02/15/23	(PSF)	35	41,047
Leander Independent School District GO
5.00%, 08/15/23	(PSF)	20	23,707
Series B
5.00%, 08/15/23		20	23,465
Lewisville Independent School District GO Series A
4.00%, 08/15/23	(PSF)	15	16,902
Lone Star College System GOL Series B
5.00%, 02/15/23		80	93,644
Lower Colorado River Authority RB
5.00%, 05/15/23		50	58,452
North East Independent School District/TX GO
5.00%, 08/01/23		25	29,559
North Texas Municipal Water District RB
5.00%, 06/01/23		100	117,497
North Texas Municipal Water District Water System Revenue RB
5.00%, 09/01/23		20	23,697
North Texas Tollway Authority RB Series A
5.00%, 01/01/23		120	139,345
Northside Independent School District GO
3.00%, 08/15/23		70	75,193

Security	Principal (000s)	Value
Permanent University Fund – University of Texas System RB
Series A
5.00%, 07/01/23	$10	$11,840
Series B
5.00%, 07/01/23	75	88,798
Plano Independent School District GO
5.00%, 02/15/23	(PSF)	40	46,866
San Antonio Water System RB
5.00%, 05/15/23	25	29,312
Series A
5.00%, 05/15/23	25	29,312
Spring Independent School District GO
5.00%, 08/15/23	(PSF)	25	29,633
State of Texas GO
5.00%, 10/01/23	200	237,724
Series A
5.00%, 10/01/23	40	47,545
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 08/15/23	25	29,327
5.00%, 12/01/23	30	35,490
Texas A&M University RB
Series B
5.00%, 05/15/23	45	53,180
Series D
5.00%, 05/15/23	25	29,544
Series E
5.00%, 05/15/23	25	29,544
Texas State Technical College RB
5.00%, 10/15/23	20	23,721
Texas State University System RB Series A
5.00%, 03/15/23	15	17,555
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/23	30	35,677
Texas Water Development Board RB
5.00%, 04/15/23	100	117,685
United Independent School District GO
5.00%, 08/15/23	25	29,634
University of Texas System (The) RB Series H
5.00%, 08/15/23	25	29,588

2,324,277

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
UTAH — 1.47%
Central Utah Water Conservancy District RB Series A
5.00%, 10/01/23		$25	$29,747
Davis School District GO
5.00%, 06/01/23		100	118,140
University of Utah (The) RB Series A
5.00%, 08/01/23	(SAP)	115	135,969
Utah State Building Ownership Authority RB
5.00%, 05/15/23		25	29,414
Utah Transit Authority RB Series A
5.00%, 06/15/23		50	58,982

			372,252

VERMONT — 0.58%
State of Vermont GO Series B
5.00%, 08/15/23		100	119,081
University of Vermont & State Agricultural College RB
5.00%, 10/01/23		25	29,499

			148,580

VIRGINIA — 4.29%
City of Norfolk VA GO
5.00%, 08/01/23	(SAW)	60	71,012
Commonwealth of Virginia GO Series B
5.00%, 06/01/23		100	118,610
County of Chesterfield VA Water & Sewer Revenue RB
5.00%, 11/01/23		50	59,811
County of Fairfax VA GO Series A
5.00%, 10/01/23	(SAW)	100	119,298
County of Loudoun VA GO
Series A
5.00%, 12/01/23	(SAW)	25	29,906
5.00%, 12/01/23		50	59,812

Security	Principal (000s)	Value
County of Prince William VA COP
5.00%, 10/01/23	$30	$35,473
County of Prince William VA GO
5.00%, 08/01/23	(SAW)	100	119,019
Virginia College Building Authority RB
Series A
5.00%, 02/01/23	155	181,503
Series E-1
5.00%, 02/01/23	15	17,565
Virginia Commonwealth Transportation Board RB
5.00%, 05/15/23	45	52,996
Virginia Public Building Authority RB Series B
5.00%, 08/01/23	70	82,806
Virginia Public School Authority RB
5.00%, 07/15/23	25	29,690
Series A
5.00%, 08/01/23	(SAW)	25	29,559
Virginia Resources Authority RB
5.00%, 10/01/23	20	23,847
5.00%, 11/01/23	50	59,590

1,090,497

WASHINGTON — 8.03%
City of Seattle WA GO
5.00%, 12/01/23	100	119,304
City of Seattle WA GOL Series A
5.00%, 04/01/23	25	29,434
City of Seattle WA Municipal Light & Power Revenue RB Series B
5.00%, 04/01/23	35	41,107
City of Spokane WA Water & Wastewater Revenue RB
5.00%, 12/01/23	65	77,382
Clark County Public Utility District No. 1 RB
5.00%, 01/01/23	30	34,825
County of King WA GOL
5.00%, 07/01/23	25	29,599
Series E
5.00%, 12/01/23	25	29,842

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security		Principal (000s)	Value
County of King WA Sewer Revenue RB Series B
5.00%, 07/01/23		$165	$194,377
County of Snohomish WA GOL
5.00%, 12/01/23		25	29,762
Energy Northwest RB Series A
5.00%, 07/01/23		80	94,576
Grant County Public Utility District No. 2 RB Series A
5.00%, 01/01/23		35	40,724
King Country School District No. 415 Kent GO
5.00%, 12/01/23		60	71,163
King County School District No. 216 Enumclaw GO
5.00%, 12/01/23		50	59,270
King County School District No. 405 Bellevue GO
5.00%, 12/01/23	(GTD)	125	148,494
Pierce County School District No. 403 Bethel GO
5.00%, 06/01/23	(GTD)	30	35,214
Pierce County School District No. 416 White River GO
5.00%, 12/01/23		20	23,772
Port of Seattle WA RB Series B
5.00%, 03/01/23		55	64,181
Port of Tacoma WA RB Series A
4.00%, 12/01/23		15	16,929
Skagit County School District No. 103 Anacortes GO
5.00%, 12/01/23	(GTD)	25	29,794
Snohomish County School District No. 15 Edmonds GO
4.00%, 12/01/23	(GTD)	20	22,585
Snohomish County School District No. 201 Snohomish GO
5.00%, 12/01/23		20	23,734

Security	Principal (000s)	Value
Spokane & Whitman Counties School District No. 360 Cheney GO
5.00%, 12/01/23	(GTD)	$65	$77,217
State of Washington COP
5.00%, 07/01/23	10	11,798
Series A
5.00%, 07/01/23	40	47,192
State of Washington GO
Series A
5.00%, 08/01/23	20	23,647
Series B
5.00%, 07/01/23	95	112,139
Series R
4.00%, 07/01/23	50	56,328
5.00%, 07/01/23	150	177,061
State of Washington RB
5.00%, 09/01/23	180	212,179
University of Washington RB
Series A
4.00%, 12/01/23	20	22,634
Series C
5.00%, 12/01/23	55	65,477
Yakima County School District No. 90 East Valley GO
5.00%, 12/01/23	15	17,781

2,039,521

WEST VIRGINIA — 0.56%
School Building Authority of West Virginia RB Series A
5.00%, 07/01/23	75	88,264
State of West Virginia GO
Series A
5.00%, 06/01/23	15	17,686
5.00%, 11/01/23	30	35,660

141,610

WISCONSIN — 1.71%
City of Madison WI Water Utility Revenue RB
5.00%, 01/01/23	50	58,230
Milwaukee County Metropolitan Sewer District GO Series A
5.00%, 10/01/23	40	47,595

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
State of Wisconsin GO
Series 1
5.00%, 05/01/23	$25	$29,456
5.00%, 11/01/23	60	71,395
Series 2
5.00%, 11/01/23	25	29,748
Series C
5.00%, 05/01/23	40	47,130
Wisconsin Department of Transportation RB
Series 1
4.00%, 07/01/23	40	45,085
Series A
5.00%, 07/01/23	20	23,644
Wisconsin Health & Educational Facilities Authority RB
5.00%, 11/15/23	20	23,720
WPPI Energy RB Series A
5.00%, 07/01/23	50	58,460

		434,463

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $25,021,574)		24,933,009

SHORT-TERM INVESTMENTS — 7.56%

MONEY MARKET FUNDS — 7.56%
BlackRock Liquidity Funds: MuniCash
0.74%[a,b]	1,920	1,920,153

		1,920,153

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,920,153)		1,920,153

Value
TOTAL INVESTMENTS IN SECURITIES — 105.69%
(Cost: $26,941,727)[c]	$26,853,162
Other Assets, Less Liabilities — (5.69)%	(1,446,079)

NET ASSETS — 100.00%	$25,407,083

COP  —  Certificates of Participation

ETM  —  Escrowed to Maturity

GO  —  General Obligation

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

PR  —  Prerefunded

PSF  —  Permanent School Fund

RB  —  Revenue Bond

SAW  —  State Aid Withholding

Insured by:

BAM  —  Build America Mutual Assurance Co.

NPFGC  —  National Public Finance Guarantee Corp.

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $26,941,730. Net unrealized depreciation was $88,568, of which $36,051 represented gross unrealized appreciation on investments and $124,619 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 4/11/17 [a] (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Liquidity Funds: MuniCash	—	1,920[c]	—	1,920	$1,920,153	$45	$—	$1,046

[a]	Commencement of operations.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 TERM MUNI BOND ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Municipal bonds & notes	$—	$24,933,009	$—	$24,933,009
Money market funds	1,920,153	—	—	1,920,153

Total	$1,920,153	$24,933,009	$—	$26,853,162

See notes to financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$157,680,105	$151,073,029	$25,021,574
Affiliated (Note 2)	1,078,470	923,592	1,920,153

Total cost of investments in securities	$158,758,575	$151,996,621	$26,941,727

Investments in securities, at fair value (Note 1):
Unaffiliated	$157,917,673	$151,542,844	$24,933,009
Affiliated (Note 2)	1,078,470	923,592	1,920,153
Receivables:
Dividends and interest	1,912,597	1,781,914	307,925

Total Assets	160,908,740	154,248,350	27,161,087

LIABILITIES
Payables:
Investment securities purchased	1,149,630	987,769	1,750,733
Investment advisory fees (Note 2)	24,122	23,155	3,271

Total Liabilities	1,173,752	1,010,924	1,754,004

NET ASSETS	$159,734,988	$153,237,426	$25,407,083

Net assets consist of:
Paid-in capital	$159,375,825	$152,634,668	$25,480,322
Undistributed net investment income	124,243	137,694	15,281
Undistributed net realized gain (accumulated net realized loss)	(2,648)	(4,751)	45
Net unrealized appreciation (depreciation)	237,568	469,815	(88,565)

NET ASSETS	$159,734,988	$153,237,426	$25,407,083

Shares outstanding[a]	6,200,000	5,900,000	1,000,000

Net asset value per share	$25.76	$25.97	$25.41

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$5,502	$5,510	$1,046
Interest — unaffiliated	1,643,456	1,744,991	83,092

Total investment income	1,648,958	1,750,501	84,138

EXPENSES
Investment advisory fees (Note 2)	208,529	195,035	9,572
Proxy fees	2,579	2,399	54

Total expenses	211,108	197,434	9,626

Net investment income	1,437,850	1,553,067	74,512

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,498)	(5,044)	—
Investments — affiliated (Note 2)	19	432	45

Net realized gain (loss)	(2,479)	(4,612)	45

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	169,596	355,415	(88,565)
Investments — affiliated (Note 2)	(61)	(15)	—

Net change in unrealized appreciation/depreciation	169,535	355,400	(88,565)

Net realized and unrealized gain (loss)	167,056	350,788	(88,520)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,604,906	$1,903,855	$(14,008)

[a]	For the period from April 11, 2017 (commencement of operations) to October 31, 2017.

See notes to financial statements.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Dec 2021 Term Muni Bond ETF		iShares iBonds Dec 2022 Term Muni Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,437,850	$407,712	$1,553,067	$357,448
Net realized gain (loss)	(2,479)	642	(4,612)	204
Net change in unrealized appreciation/depreciation	169,535	(38,404)	355,400	26,380

Net increase in net assets resulting from operations	1,604,906	369,950	1,903,855	384,032

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,340,700)	(381,290)	(1,443,729)	(329,435)

Total distributions to shareholders	(1,340,700)	(381,290)	(1,443,729)	(329,435)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	92,280,407	60,854,150	96,613,762	51,017,450
Cost of shares redeemed	(1,292,851)	—	—	—

Net increase in net assets from capital share transactions	90,987,556	60,854,150	96,613,762	51,017,450

INCREASE IN NET ASSETS	91,251,762	60,842,810	97,073,888	51,072,047

NET ASSETS
Beginning of year	68,483,226	7,640,416	56,163,538	5,091,491

End of year	$159,734,988	$68,483,226	$153,237,426	$56,163,538

Undistributed net investment income included in net assets at end of year	$124,243	$27,093	$137,694	$28,356

SHARES ISSUED AND REDEEMED
Shares sold	3,600,000	2,350,000	3,750,000	1,950,000
Shares redeemed	(50,000)	—	—	—

Net increase in shares outstanding	3,550,000	2,350,000	3,750,000	1,950,000

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares iBonds Dec 2023 Term Muni Bond ETF
Period from April 11, 2017[a] to October 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$74,512
Net realized gain	45
Net change in unrealized appreciation/depreciation	(88,565)

Net decrease in net assets resulting from operations	(14,008)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(59,231)

Total distributions to shareholders	(59,231)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,480,322

Net increase in net assets from capital share transactions	25,480,322

INCREASE IN NET ASSETS	25,407,083

NET ASSETS
Beginning of period	—

End of period	$25,407,083

Undistributed net investment income included in net assets at end of period	$15,281

SHARES ISSUED
Shares sold	1,000,000

Net increase in shares outstanding	1,000,000

[a]	Commencement of operations.

See notes to financial statements.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2021 Term Muni Bond ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Sep. 1, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.84	$25.47	$25.00

Income from investment operations:
Net investment income[b]	0.32	0.32	0.06
Net realized and unrealized gain (loss)[c]	(0.10)	0.37	0.47

Total from investment operations	0.22	0.69	0.53

Less distributions from:
Net investment income	(0.30)	(0.32)	(0.05)
Return of capital	—	—	(0.01)

Total distributions	(0.30)	(0.32)	(0.06)

Net asset value, end of period	$25.76	$25.84	$25.47

Total return	0.86%	2.73%	2.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$159,735	$68,483	$7,640
Ratio of expenses to average net assets[e]	0.18%	0.18%	0.18%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.25%	0.30%
Ratio of net investment income to average net assets[e]	1.24%	1.23%	1.55%
Portfolio turnover rate[f]	0%[g]	0%[g]	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2022 Term Muni Bond ETF

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Period from Sep. 1, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$26.12	$25.46	$25.00

Income from investment operations:
Net investment income[b]	0.37	0.35	0.07
Net realized and unrealized gain (loss)[c]	(0.17)	0.67	0.46

Total from investment operations	0.20	1.02	0.53

Less distributions from:
Net investment income	(0.35)	(0.36)	(0.07)
Return of capital	—	—	(0.00)[d]

Total distributions	(0.35)	(0.36)	(0.07)

Net asset value, end of period	$25.97	$26.12	$25.46

Total return	0.78%	4.02%	2.11%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$153,237	$56,164	$5,091
Ratio of expenses to average net assets[f]	0.18%	0.18%	0.18%
Ratio of expenses to average net assets prior to waived fees[f]	n/a	0.25%	0.30%
Ratio of net investment income to average net assets[f]	1.43%	1.35%	1.77%
Portfolio turnover rate[g]	1%	0%[h]	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Rounds to less than 1%.

See notes to financial statements.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2023 Term Muni Bond ETF

Period from Apr. 11, 2017[a] to Oct. 31, 2017
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[b]	0.20
Net realized and unrealized gain[c]	0.38

Total from investment operations	0.58

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$25.41

Total return	2.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,407
Ratio of expenses to average net assets[e]	0.18%
Ratio of net investment income to average net assets[e]	1.40%
Portfolio turnover rate[f]	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2021 Term Muni Bond	Non-diversified
iBonds Dec 2022 Term Muni Bond	Non-diversified
iBonds Dec 2023 Term Muni Bond[a]	Non-diversified

[a]	The Fund commenced operations on April 11, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Muni Bond	$93,592,907	$422,259
iBonds Dec 2022 Term Muni Bond	98,789,225	550,964
iBonds Dec 2023 Term Muni Bond	25,147,640	—

There were no in-kind transactions (see Note 4) for the year ended October 31, 2017.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to, government regulation, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2017, attributable to undistributed capital gains were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Dec 2021 Term Muni Bond	$140	$—	$(140)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
iBonds Dec 2021 Term Muni Bond
Ordinary income	$217	$943
Tax-exempt	1,340,483	380,347

	$1,340,700	$381,290

iBonds Dec 2022 Term Muni Bond
Ordinary income	$5,269	$535
Tax-exempt	1,438,460	328,900

	$1,443,729	$329,435

iBonds Dec 2023 Term Muni Bond
Ordinary income	$998	$—
Tax-exempt	58,233	—

	$59,231	$—

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Dec 2021 Term Muni Bond	$—	$124,243	$(2,208)	$237,128	$359,163
iBonds Dec 2022 Term Muni Bond	—	137,694	(4,362)	469,426	602,758
iBonds Dec 2023 Term Muni Bond	48	15,281	—	(88,568)	(73,239)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Dec 2021 Term Muni Bond	$2,208
iBonds Dec 2022 Term Muni Bond	4,362

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares iBonds Dec 2021 Term Muni Bond ETF,

iShares iBonds Dec 2022 Term Muni Bond ETF and iShares iBonds Dec 2023 Term Muni Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF and iShares iBonds Dec 2023 Term Muni Bond ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the following Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest Related Dividends
iBonds Dec 2021 Term Muni Bond	$1,437,850
iBonds Dec 2022 Term Muni Bond	1,553,067
iBonds Dec 2023 Term Muni Bond	74,512

The Funds designate the following amounts of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2017:

iShares ETF	Exempt- Interest Dividends
iBonds Dec 2021 Term Muni Bond	99.98%
iBonds Dec 2022 Term Muni Bond	99.64
iBonds Dec 2023 Term Muni Bond	98.32

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

iShares iBonds Dec 2021 Term Muni Bond ETF and iShares iBonds Dec 2022 Term Muni Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2021 Term Muni Bond	$0.295328	$—	$0.005020	$0.300348	98%	—%	2%	100%
iBonds Dec 2022 Term Muni Bond	0.343120	—	0.005925	0.349045	98	—	2	100
iBonds Dec 2023 Term Muni Bond	0.158079	—	0.012560	0.170639	93	—	7	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iBonds Dec 2021 Term Muni Bond

Period Covered: September 1, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.19%
Greater than 0.0% and Less than 0.5%	489	93.15
At NAV	6	1.14
Less than 0.0% and Greater than –0.5%	29	5.52

	525	100.00%

iBonds Dec 2022 Term Muni Bond

Period Covered: September 1, 2015 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	484	92.20%
At NAV	9	1.71
Less than 0.0% and Greater than –0.5%	31	5.90
Less than -0.5% and Greater than –1.0%	1	0.19

	525	100.00%

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iBonds Dec 2023 Term Muni Bond

Period Covered: April 11, 2017 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	75	62.50%
At NAV	6	5.00
Less than 0.0% and Greater than –0.5%	39	32.50

	120	100.00%

SUPPLEMENTAL INFORMATION	109

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	113

Notes:

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1015-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF | IBCC | NYSE Arca
➢	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF | IBCD | NYSE Arca
➢	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF | IBCE | NYSE Arca
➢	iShares iBonds Mar 2018 Term Corporate ETF | IBDB | NYSE Arca
➢	iShares iBonds Mar 2020 Term Corporate ETF | IBDC | NYSE Arca
➢	iShares iBonds Mar 2023 Term Corporate ETF | IBDD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

U.S. investment-grade corporate bonds returned approximately 3.5% for the 12 months ended October 31, 2017 (“reporting period”), outpacing the 0.90% gain of the broad taxable U.S. bond market.

The outperformance of corporate bonds during the reporting period was driven in part by an improving U.S. economy, which grew by 2.3% for the 12 months ended September 2017 (the most recent data available), its fastest year-over-year growth rate in two years. Employment growth remained robust throughout the reporting period, leading to a 16-year low in the unemployment rate. In addition, industrial production continued to recover after contracting for much of 2016, consumer spending increased overall (though it declined from its peak in early 2017), and home prices continued to rise as demand outstripped supply, in part due to limited new home construction. One notable detractor from the U.S. economy was a sharp decrease in vehicle sales, though they temporarily rebounded late in the reporting period amid heavy demand for replacement vehicles in hurricane-damaged Texas and Florida.

Inflation increased during the reporting period, largely due to an increase in energy prices, but it remained below its long-term average. Annual core inflation, which excludes food and energy prices, was 1.7% in October 2017, the lowest rate in two years. Nonetheless, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates three times during the reporting period. These actions increased the Fed’s short-term interest rate target to its highest level since October 2008. The Fed also began to reduce the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to begin reversing the substantial economic stimulus measures implemented in response to the 2008 credit crisis and re-establish more normal monetary policy conditions.

Stronger U.S. economic growth contributed to increases in broad U.S. bond yields during the reporting period. In general, short-term bond yields rose the most, reflecting the three Fed interest rate increases, while the more modest increase in longer-term bond yields reflected the continued low inflation rate.

Within the corporate bond market, new bond issuance increased during the reporting period and was on pace for a record annual level through the first nine months of 2017, due to strong investor demand for yield amid low global interest rates. Corporate bonds were beneficiaries of this development, particularly lower-quality corporate securities, which typically offer the highest yields in the bond market. For example, high-yield corporate bonds (those with credit ratings below investment grade) returned 8.9% for the reporting period.

In terms of performance by sector, investment-grade bonds issued by industrial companies posted the best returns, led by energy and commodities-related securities, which benefited from a continued recovery in commodities prices. Bonds issued by technology and transportation companies also posted strong returns for the reporting period, while consumer-oriented bonds trailed amid concerns about the retail industry.

Finance-related bonds posted solid gains for the reporting period. Within the sector, bonds issued by insurance companies posted the best returns as the Fed’s interest rate increases translated into increased profits on insurers’ underlying fixed-income portfolios, in which policyholder premiums are invested until the insurers pay out claims. Brokerage firms and asset managers also contributed to gains in the financial sector. Bonds issued by utilities companies posted positive returns during the reporting period but trailed other segments of the corporate bond market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.08%	0.75%	1.24%	1.08%	0.75%	1.24%
Since Inception	1.09%	1.08%	1.23%	5.04%	4.98%	5.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,006.30	$0.40	$1,000.00	$1,024.80	$0.41	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2018 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2017 and before April 1, 2018, as represented by the Bloomberg Barclays 2018 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.08%, net of fees, while the total return for the Index was 1.24%.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]

Energy	20.46%
Industrial	17.72
Communications	17.40
Consumer Cyclical	13.54
Consumer Non-Cyclical	13.15
Technology	8.01
Utilities	5.02
Basic Materials	2.46
Financial	2.24

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	4.83%
Aa	19.95
A	61.71
Baa	13.51

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.12%	0.95%	1.20%	1.12%	0.95%	1.20%
Since Inception	1.77%	1.79%	1.89%	8.32%	8.41%	8.88%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.50	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2020 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.12%, net of fees, while the total return for the Index was 1.20%.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector	Percentage of Total Investments [1]

Consumer Non-Cyclical	24.44%
Industrial	14.56
Communications	13.78
Technology	13.68
Consumer Cyclical	11.58
Energy	11.18
Utilities	5.49
Basic Materials	3.75
Financial	1.54

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	4.31%
Aa	13.34
A	60.56
Baa	21.58
Not Rated	0.21

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.37%	1.32%	1.40%	1.37%	1.32%	1.40%
Since Inception	2.39%	2.42%	2.46%	11.31%	11.48%	11.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.90	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2023 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.37%, net of fees, while the total return for the Index was 1.40%.

ALLOCATION BY SECTOR As of 10/31/17

Subsector	Percentage of Total Investments [1]

Consumer Non-Cyclical	22.74%
Industrial	19.41
Technology	14.27
Energy	13.64
Communications	10.16
Consumer Cyclical	6.85
Utilities	5.23
Financial	4.03
Basic Materials	3.67

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating[2]	Percentage of Total Investments [1]

Aaa	2.95%
Aa	14.32
A	61.54
Baa	20.30
Not Rated	0.89

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.28%	1.16%	1.24%	1.28%	1.16%	1.24%
Since Inception	2.13%	2.12%	2.25%	9.54%	9.47%	10.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,006.60	$0.40	$1,000.00	$1,024.80	$0.41	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 TERM CORPORATE ETF

The iShares iBonds Mar 2018 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018, as represented by the Bloomberg Barclays 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.28%, net of fees, while the total return for the Index was 1.24%.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector/Investment Type	Percentage of Total Investments [1]

Financial	47.05%
Consumer Non-Cyclical	8.89
Energy	8.60
Communications	8.50
Investment Companies	8.36
Consumer Cyclical	8.08
Industrial	5.21
Technology	2.78
Utilities	1.96
Basic Materials	0.57

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY2

As of 10/31/17

Moody’s Credit Rating [3]	Percentage of Total Investments [1]

Aaa	1.63%
Aa	13.67
A	53.70
Baa	31.00

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.54%	1.61%	1.63%	1.54%	1.61%	1.63%
Since Inception	3.48%	3.50%	3.59%	15.91%	16.01%	16.41%
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,010.60	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 TERM CORPORATE ETF

The iShares iBonds Mar 2020 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 1.54%, net of fees, while the total return for the Index was 1.63%.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector/Investment Type	Percentage of Total Investments [1]

Financial	43.07%
Consumer Non-Cyclical	13.92
Communications	7.48
Energy	7.18
Technology	6.65
Industrial	6.21
Consumer Cyclical	6.12
Utilities	3.48
Investment Companies	3.47
Basic Materials	2.42

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 2

As of 10/31/17

Moody’s Credit Rating[3]	Percentage of Total Investments [1]

Aaa	1.99%
Aa	11.35
A	46.56
Baa	37.62
Ba	1.36
Not Rated	1.12

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.01%	1.62%	2.19%	2.01%	1.62%	2.19%
Since Inception	4.64%	4.65%	4.82%	21.61%	21.66%	22.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
1,000.00	$1,019.60	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 TERM CORPORATE ETF

The iShares iBonds Mar 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 2.01%, net of fees, while the total return for the Index was 2.19%.

ALLOCATION BY SECTOR

As of 10/31/17

Subsector/Investment Type	Percentage of Total Investments [1]

Financial	30.99%
Consumer Non-Cyclical	19.20
Communications	10.59
Industrial	8.99
Energy	8.17
Technology	6.60
Consumer Cyclical	4.82
Utilities	3.69
Investment Companies	3.66
Basic Materials	3.29

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY 2

As of 10/31/17

Moody’s Credit Rating[3]	Percentage of Total Investments [1]

Aaa	0.79%
Aa	6.46
A	43.20
Baa	45.48
Ba	3.46
Not Rated	0.61

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 68.95%

AEROSPACE & DEFENSE — 0.80%
General Dynamics Corp.
1.00%, 11/15/17	$600	$599,904

		599,904
AGRICULTURE — 0.07%
Philip Morris International Inc.
1.25%, 11/09/17	52	51,998

		51,998
AUTO MANUFACTURERS — 5.49%
American Honda Finance Corp.
1.50%, 03/13/18	975	975,117
1.55%, 12/11/17	500	500,115
Ford Motor Credit Co. LLC
1.72%, 12/06/17	250	249,993
2.38%, 01/16/18	200	200,308
PACCAR Financial Corp.
1.40%, 11/17/17	500	500,000
1.45%, 03/09/18	750	750,022
Toyota Motor Credit Corp.
1.38%, 01/10/18	450	449,964
1.45%, 01/12/18	500	500,005

		4,125,524
BEVERAGES — 2.36%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	300	300,057
Coca-Cola Co. (The)
1.65%, 03/14/18	1,475	1,476,239

		1,776,296
BIOTECHNOLOGY — 0.24%
Biogen Inc.
6.88%, 03/01/18	175	177,517

		177,517
CHEMICALS — 1.36%
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	500	500,040
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	125	125,165
Praxair Inc.
1.05%, 11/07/17	200	199,990
Sherwin-Williams Co. (The)
1.35%, 12/15/17	200	199,958

		1,025,153

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.33%
Ecolab Inc.
1.45%, 12/08/17	$100	$99,993
Western Union Co. (The)
2.88%, 12/10/17	150	150,197

		250,190
COMPUTERS — 2.46%
Apple Inc.
1.30%, 02/23/18	800	799,824
International Business Machines Corp.
1.13%, 02/06/18	200	199,826
1.25%, 02/08/18	750	749,572
NetApp Inc.
2.00%, 12/15/17[a]	100	100,094

		1,849,316
DIVERSIFIED FINANCIAL SERVICES — 1.54%
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	1,150	1,161,350

		1,161,350
ELECTRIC — 3.46%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 12/01/17)	300	300,018
Commonwealth Edison Co.
5.80%, 03/15/18	350	355,257
Duke Energy Carolinas LLC
5.25%, 01/15/18	654	658,905
MidAmerican Energy Co.
5.30%, 03/15/18	300	304,326
Pacific Gas & Electric Co.
5.63%, 11/30/17	250	250,823
PECO Energy Co.
5.35%, 03/01/18	550	556,759
Southern Power Co.
1.85%, 12/01/17	175	175,044

		2,601,132
ELECTRONICS — 0.20%
Arrow Electronics Inc.
3.00%, 03/01/18	150	150,500

		150,500
ENVIRONMENTAL CONTROL — 0.27%
Waste Management Inc.
6.10%, 03/15/18	200	203,258

		203,258

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
FOOD — 0.50%
JM Smucker Co. (The)
1.75%, 03/15/18	$225	$225,182
Sysco Corp.
5.25%, 02/12/18	150	151,514

		376,696
HEALTH CARE — PRODUCTS — 2.03%
C.R. Bard Inc.
1.38%, 01/15/18	100	99,891
Medtronic Inc.
1.50%, 03/15/18	1,425	1,425,043

		1,524,934
HOUSEWARES — 0.10%
Newell Brands Inc.
2.05%, 12/01/17	75	75,019

		75,019
INTERNET — 2.96%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	925	924,815
Amazon.com Inc.
1.20%, 11/29/17	200	199,984
Baidu Inc.
2.25%, 11/28/17	750	750,127
eBay Inc.
2.50%, 03/09/18	350	351,229

		2,226,155
IRON & STEEL — 0.17%
Nucor Corp.
5.75%, 12/01/17	125	125,406

		125,406
LEISURE TIME — 0.38%
Carnival Corp.
1.88%, 12/15/17	287	287,106

		287,106
MACHINERY — 3.69%
Caterpillar Financial Services Corp.
1.30%, 03/01/18[a]	450	449,617
1.50%, 02/23/18	200	200,034
Series G
1.25%, 11/06/17[a]	750	749,947
John Deere Capital Corp.
1.30%, 03/12/18	700	699,419
1.35%, 01/16/18	325	324,981

Security	Principal (000s)	Value
1.55%, 12/15/17	$250	$250,033
Roper Technologies Inc.
1.85%, 11/15/17	100	100,010

		2,774,041
MANUFACTURING — 2.81%
Dover Corp.
5.45%, 03/15/18	200	202,716
Eaton Corp.
1.50%, 11/02/17	300	300,000
General Electric Co.
5.25%, 12/06/17[a]	1,600	1,605,744

		2,108,460
MEDIA — 4.21%
Comcast Corp.
5.88%, 02/15/18	750	759,390
6.30%, 11/15/17	950	951,681
Walt Disney Co. (The)
1.10%, 12/01/17	1,450	1,449,826

		3,160,897
METAL FABRICATE & HARDWARE — 2.06%
Precision Castparts Corp.
1.25%, 01/15/18	1,550	1,549,101

		1,549,101
MINING — 0.17%
Goldcorp Inc.
2.13%, 03/15/18	125	125,101

		125,101
OIL & GAS — 11.68%
BP Capital Markets PLC
1.38%, 11/06/17	825	824,992
1.67%, 02/13/18[a]	700	700,392
Canadian Natural Resources Ltd.
1.75%, 01/15/18	100	100,002
5.90%, 02/01/18	250	252,553
Chevron Corp.
1.10%, 12/05/17 (Call 12/01/17)	500	499,870
1.34%, 11/09/17	275	275,000
1.35%, 11/15/17	400	399,980
1.37%, 03/02/18	550	549,857
ConocoPhillips Co.
1.05%, 12/15/17 (Call 12/01/17)	200	199,914
Exxon Mobil Corp.
1.31%, 03/06/18	1,350	1,349,595
1.44%, 03/01/18	600	600,120

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	$475	$474,762
Shell International Finance BV
1.25%, 11/10/17	1,000	999,980
Total Capital Canada Ltd.
1.45%, 01/15/18	1,550	1,549,752

		8,776,769
OIL & GAS SERVICES — 0.17%
National Oilwell Varco Inc.
1.35%, 12/01/17	125	124,961

		124,961
PHARMACEUTICALS — 3.54%
Allergan Funding SCS
2.35%, 03/12/18	300	300,666
Allergan Inc./U.S.
1.35%, 03/15/18	100	99,868
Eli Lilly & Co.
1.25%, 03/01/18	350	349,723
Johnson & Johnson
1.13%, 11/21/17	52	51,998
McKesson Corp.
1.40%, 03/15/18	175	174,843
Medco Health Solutions Inc.
7.13%, 03/15/18	250	254,508
Merck & Co. Inc.
1.10%, 01/31/18[a]	1,200	1,198,992
Pfizer Inc.
4.65%, 03/01/18	225	227,306

		2,657,904
PIPELINES — 2.27%
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	200	202,316
TransCanada PipeLines Ltd.
1.63%, 11/09/17	1,000	1,000,020
1.88%, 01/12/18	500	500,175

		1,702,511
RETAIL — 3.36%
McDonald's Corp.
5.35%, 03/01/18	200	202,532
Target Corp.
6.00%, 01/15/18	1,000	1,009,150
Wal-Mart Stores Inc.
5.80%, 02/15/18	1,300	1,316,588

		2,528,270

Security	Principal or Shares (000s)	Value
SEMICONDUCTORS — 2.39%
Intel Corp.
1.35%, 12/15/17	$1,800	$1,799,982

		1,799,982
SOFTWARE — 0.66%
Microsoft Corp.
0.88%, 11/15/17	500	499,935

		499,935
TELECOMMUNICATIONS — 4.83%
America Movil SAB de CV
5.63%, 11/15/17	600	600,780
AT&T Inc.
1.40%, 12/01/17[a]	200	199,976
1.75%, 01/15/18	100	100,022
5.50%, 02/01/18	150	151,394
British Telecommunications PLC
5.95%, 01/15/18	250	252,190
Cisco Systems Inc.
1.40%, 02/28/18	1,850	1,849,944
Vodafone Group PLC
1.50%, 02/19/18	475	474,815

		3,629,121
TRANSPORTATION — 2.39%
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	1,000	1,015,960
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	175	175,353
United Parcel Service Inc.
5.50%, 01/15/18[a]	600	604,794

		1,796,107

TOTAL CORPORATE BONDS & NOTES
(Cost: $51,837,484)		51,820,614

SHORT-TERM INVESTMENTS — 38.76%

MONEY MARKET FUNDS — 38.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,c,d]	1,140	1,140,521
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	27,988	27,987,632

		29,128,153

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,128,072)		29,128,153

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 107.71%
(Cost: $80,965,556)[e]	$80,948,767
Other Assets, Less Liabilities — (7.71)%	(5,796,353)

NET ASSETS — 100.00%	$75,152,414

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $80,965,724. Net unrealized depreciation was $16,957, of which $2,143 represented gross unrealized appreciation on investments and $19,100 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,828	—	(5,688)[b]	1,140	$1,140,521	$2,102	$(571)	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	5,498	22,490[b]	—	27,988	27,987,632	210	—		102,145

					$29,128,153	$2,312	$(571)		$102,145

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$51,820,614	$—	$51,820,614
Money market funds	29,128,153	—	—	29,128,153

Total	$29,128,153	$51,820,614	$—	$80,948,767

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.42%

AEROSPACE & DEFENSE — 1.95%
Boeing Capital Corp.
4.70%, 10/27/19	$184	$194,044
Boeing Co. (The)
4.88%, 02/15/20	478	509,558
L3 Technologies Inc.
5.20%, 10/15/19	119	126,003
Lockheed Martin Corp.
4.25%, 11/15/19	184	192,543
Northrop Grumman Corp.
5.05%, 08/01/19	82	86,312
Raytheon Co.
4.40%, 02/15/20	336	354,268
United Technologies Corp.
1.50%, 11/01/19	385	382,113

		1,844,841
AGRICULTURE — 3.79%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	1,175	1,189,852
9.25%, 08/06/19	300	337,353
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	235	258,105
Philip Morris International Inc.
2.00%, 02/21/20	1,050	1,050,830
4.50%, 03/26/20	552	583,398
Reynolds American Inc.
8.13%, 06/23/19	154	168,847

		3,588,385
AIRLINES — 0.35%
Continental Airlines Inc. Pass Through Trust
Series 2009-2, Class A
7.25%, 05/10/21	96	105,165
Southwest Airlines Co.
2.75%, 11/06/19 (Call 10/06/19)	225	228,011

		333,176
AUTO MANUFACTURERS — 6.88%
American Honda Finance Corp.
1.20%, 07/12/19	751	742,822
2.00%, 02/14/20	400	400,352
2.15%, 03/13/20	345	346,169
2.25%, 08/15/19	850	855,278

Security	Principal (000s)	Value
Ford Motor Credit Co. LLC
2.46%, 03/27/20	$198	$198,786
8.13%, 01/15/20	298	334,737
General Motors Financial Co. Inc.
2.40%, 05/09/19	275	276,163
3.15%, 01/15/20 (Call 12/15/19)	335	341,194
PACCAR Financial Corp.
1.30%, 05/10/19	518	513,965
1.95%, 02/27/20	250	249,855
2.20%, 09/15/19	25	25,133
Toyota Motor Credit Corp.
1.40%, 05/20/19	444	441,545
2.13%, 07/18/19	818	821,894
2.15%, 03/12/20	965	970,057

		6,517,950
BEVERAGES — 3.53%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	525	563,194
6.88%, 11/15/19	100	109,667
Coca-Cola Co. (The)
1.38%, 05/30/19	700	696,941
Coca-Cola Femsa SAB de CV
4.63%, 02/15/20	198	208,284
Molson Coors Brewing Co.
2.25%, 03/15/20 (Call 02/15/20)[a]	100	100,045
PepsiCo Inc.
1.55%, 05/02/19	585	584,023
4.50%, 01/15/20	1,028	1,085,897

		3,348,051
BIOTECHNOLOGY — 1.65%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	518	520,005
Gilead Sciences Inc.
1.85%, 09/20/19	500	499,570
2.05%, 04/01/19	134	134,457
2.35%, 02/01/20	409	412,726

		1,566,758
CHEMICALS — 3.25%
Air Products & Chemicals Inc.
4.38%, 08/21/19	184	192,017
Dow Chemical Co. (The)
8.55%, 05/15/19	410	449,774
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	250	252,265

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
EI du Pont de Nemours & Co.
4.63%, 01/15/20	$868	$917,190
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	296	306,111
Monsanto Co.
2.13%, 07/15/19	175	175,185
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20[b]	150	157,898
6.50%, 05/15/19	100	106,215
Praxair Inc.
4.50%, 08/15/19	500	522,425

		3,079,080
COMMERCIAL SERVICES — 0.05%
Ecolab Inc.
2.25%, 01/12/20	50	50,211

		50,211
COMPUTERS — 5.66%
Apple Inc.
1.10%, 08/02/19[b]	550	544,417
1.55%, 02/07/20	650	646,126
1.90%, 02/07/20	250	250,273
2.10%, 05/06/19	895	900,522
Dell International LLC/EMC Corp.
3.48%, 06/01/19[a]	675	687,177
International Business Machines Corp.
1.80%, 05/17/19[b]	800	800,800
1.88%, 05/15/19	493	494,001
1.90%, 01/27/20	250	250,330
8.38%, 11/01/19	700	788,613

		5,362,259
COSMETICS & PERSONAL CARE — 0.26%
Estee Lauder Companies Inc. (The)
1.80%, 02/07/20	250	249,347

		249,347
DIVERSIFIED FINANCIAL SERVICES — 1.42%
Mastercard Inc.
2.00%, 04/01/19	500	502,040
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	595	595,262
2.30%, 11/15/19 (Call 10/15/19)	247	248,986

		1,346,288

Security	Principal (000s)	Value
ELECTRIC — 5.19%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	$120	$120,875
CMS Energy Corp.
6.25%, 02/01/20	99	107,294
Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	393	418,482
Consumers Energy Co.
6.70%, 09/15/19	368	399,725
Dominion Energy Inc.
2.50%, 12/01/19 (Call 11/01/19)	85	85,611
Series B
1.60%, 08/15/19	275	273,322
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	25	25,118
Duke Energy Corp.
5.05%, 09/15/19	247	260,501
Duke Energy Ohio Inc.
5.45%, 04/01/19	175	183,528
Eversource Energy
4.50%, 11/15/19	119	124,469
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	250	254,013
5.20%, 10/01/19	150	158,613
Georgia Power Co.
2.00%, 03/30/20	100	100,054
4.25%, 12/01/19	281	293,785
Kansas City Power & Light Co.
7.15%, 04/01/19	184	196,972
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	200	201,186
Portland General Electric Co.
6.10%, 04/15/19	99	104,676
Progress Energy Inc.
4.88%, 12/01/19	100	105,618
Public Service Co. of Colorado
5.13%, 06/01/19	315	330,706
Southern Co. (The)
1.85%, 07/01/19	367	366,435
2.15%, 09/01/19 (Call 08/01/19)	344	344,478
Southern Power Co.
1.95%, 12/15/19	100	99,623
TECO Finance Inc.
5.15%, 03/15/20	150	159,222

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
Virginia Electric & Power Co.
5.00%, 06/30/19	$200	$209,490

		4,923,796
ELECTRICAL COMPONENTS & EQUIPMENT — 0.61%
Emerson Electric Co.
4.88%, 10/15/19	550	580,332

		580,332
ELECTRONICS — 1.36%
Honeywell International Inc.
1.40%, 10/30/19	945	937,723
1.80%, 10/30/19	350	349,699

		1,287,422
ENVIRONMENTAL CONTROL — 0.23%
Republic Services Inc.
5.00%, 03/01/20[b]	25	26,633
5.50%, 09/15/19	184	195,658

		222,291
FOOD — 1.44%
General Mills Inc.
2.20%, 10/21/19	199	199,864
Kellogg Co.
4.15%, 11/15/19	54	56,162
Kraft Heinz Foods Co.
5.38%, 02/10/20	284	303,798
Kroger Co. (The)
1.50%, 09/30/19	100	98,900
6.15%, 01/15/20	200	216,488
Sysco Corp.
1.90%, 04/01/19	198	197,921
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	289	291,985

		1,365,118
GAS — 0.21%
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	80	80,631
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	119	119,651

		200,282
HAND & MACHINE TOOLS — 0.18%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	168	168,301

		168,301

Security	Principal (000s)	Value
HEALTH CARE — PRODUCTS — 4.33%
Abbott Laboratories
2.00%, 03/15/20	$300	$299,169
2.35%, 11/22/19	200	201,130
5.13%, 04/01/19	200	208,794
Becton Dickinson and Co.
2.13%, 06/06/19	100	99,980
2.68%, 12/15/19	247	249,534
Boston Scientific Corp.
6.00%, 01/15/20	179	193,293
Life Technologies Corp.
6.00%, 03/01/20	184	199,449
Medtronic Inc.
2.50%, 03/15/20	1,827	1,851,664
4.45%, 03/15/20	412	435,307
Stryker Corp.
4.38%, 01/15/20	250	262,180
Zimmer Biomet Holdings Inc.
4.63%, 11/30/19	99	103,667

		4,104,167
HEALTH CARE — SERVICES — 0.27%
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	50	50,191
2.70%, 04/01/19	205	206,675

		256,866
HOUSEWARES — 0.11%
Newell Brands Inc.
2.88%, 12/01/19 (Call 11/01/19)	100	101,577

		101,577
INTERNET — 2.94%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	1,479	1,488,332
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	250	254,070
Baidu Inc.
2.75%, 06/09/19	690	694,492
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)[b]	350	351,246

		2,788,140
MACHINERY — 5.25%
Caterpillar Financial Services Corp.
1.35%, 05/18/19	750	744,788
2.00%, 03/05/20	247	247,131

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
2.10%, 06/09/19	$533	$535,073
2.10%, 01/10/20	250	250,840
2.25%, 12/01/19	625	629,475
John Deere Capital Corp.
1.25%, 10/09/19	625	617,444
1.70%, 01/15/20	1,075	1,069,475
2.05%, 03/10/20	247	247,454
2.25%, 04/17/19	389	391,470
2.30%, 09/16/19	60	60,573
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	184	183,869

		4,977,592
MANUFACTURING — 3.07%
3M Co.
1.63%, 06/15/19	205	204,889
General Electric Co.
2.10%, 12/11/19	535	538,119
2.20%, 01/09/20 (Call 12/09/19)	247	248,228
5.50%, 01/08/20	600	644,988
6.00%, 08/07/19	770	825,486
Illinois Tool Works Inc.
6.25%, 04/01/19	419	444,320

		2,906,030
MEDIA — 4.15%
Comcast Corp.
5.15%, 03/01/20[b]	1,200	1,287,936
5.70%, 07/01/19	515	547,466
Thomson Reuters Corp.
4.70%, 10/15/19	107	112,025
Time Warner Inc.
2.10%, 06/01/19	250	250,217
4.88%, 03/15/20	200	212,266
Viacom Inc.
5.63%, 09/15/19	50	52,978
Walt Disney Co. (The)
0.88%, 07/12/19	357	351,834
1.85%, 05/30/19	1,120	1,121,266

		3,935,988
MINING — 0.44%
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	300	319,743
Newmont Mining Corp.
5.13%, 10/01/19	94	99,083

		418,826

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.12%
Xerox Corp.
5.63%, 12/15/19	$107	$113,762

		113,762
OIL & GAS — 9.98%
BP Capital Markets PLC
1.68%, 05/03/19	250	249,510
2.24%, 05/10/19	583	586,597
2.32%, 02/13/20	667	672,576
2.52%, 01/15/20	885	896,142
Chevron Corp.
1.56%, 05/16/19	465	463,726
1.96%, 03/03/20 (Call 02/03/20)	1,241	1,243,197
2.19%, 11/15/19 (Call 10/15/19)[b]	503	506,531
EOG Resources Inc.
5.63%, 06/01/19	250	264,088
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	1,113	1,114,714
Husky Energy Inc.
7.25%, 12/15/19	94	103,424
Pioneer Natural Resources Co.
7.50%, 01/15/20	148	164,210
Shell International Finance BV
1.38%, 05/10/19	843	838,625
4.30%, 09/22/19	874	911,486
4.38%, 03/25/20	550	580,905
Total Capital International SA
2.10%, 06/19/19	762	766,267
Valero Energy Corp.
6.13%, 02/01/20	94	101,977

		9,463,975
PACKAGING & CONTAINERS — 0.05%
Bemis Co. Inc.
6.80%, 08/01/19	41	44,176

		44,176
PHARMACEUTICALS — 8.73%
Allergan Funding SCS
2.45%, 06/15/19	155	156,015
3.00%, 03/12/20 (Call 02/12/20)	600	609,396
AstraZeneca PLC
1.95%, 09/18/19	365	364,712
Cardinal Health Inc.
1.95%, 06/14/19	175	174,687

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
2.40%, 11/15/19	$198	$198,739
Express Scripts Holding Co.
2.25%, 06/15/19	264	264,826
Express Scripts Inc.
7.25%, 06/15/19	54	58,254
Johnson & Johnson
1.88%, 12/05/19[b]	507	508,607
Mead Johnson Nutrition Co.
4.90%, 11/01/19	54	57,015
Merck & Co. Inc.
1.85%, 02/10/20	1,200	1,200,096
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	720	757,267
Mylan NV
2.50%, 06/07/19	296	297,160
Novartis Capital Corp.
1.80%, 02/14/20	675	674,730
Pfizer Inc.
1.45%, 06/03/19[b]	530	528,007
1.70%, 12/15/19	400	399,600
2.10%, 05/15/19	1,184	1,191,660
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19[b]	507	505,028
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	189	185,207
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	148	144,756

		8,275,762
PIPELINES — 1.02%
Enbridge Energy Partners LP
5.20%, 03/15/20	94	99,940
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	224	225,810
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	147	161,779
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	185	188,228
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	99	99,631
Williams Partners LP
5.25%, 03/15/20	176	188,192

		963,580

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 0.09%
Weyerhaeuser Co.
7.38%, 10/01/19	$82	$89,907

		89,907
RETAIL — 4.07%
AutoNation Inc.
5.50%, 02/01/20	82	87,371
Costco Wholesale Corp.
1.70%, 12/15/19	896	895,176
1.75%, 02/15/20	150	149,626
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	100	100,257
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	694	697,123
Lowe’s Companies Inc.
1.15%, 04/15/19	350	347,046
McDonald’s Corp.
1.88%, 05/29/19	150	150,126
Target Corp.
2.30%, 06/26/19[b]	818	825,828
Wal-Mart Stores Inc.
1.75%, 10/09/19	250	249,945
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	348	351,682

		3,854,180
SEMICONDUCTORS — 2.18%
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20[a]	525	528,092
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	210	212,877
QUALCOMM Inc.
1.85%, 05/20/19	785	785,565
Texas Instruments Inc.
1.65%, 08/03/19	545	543,741

		2,070,275
SOFTWARE — 5.50%
Adobe Systems Inc.
4.75%, 02/01/20	478	506,838
Microsoft Corp.
1.10%, 08/08/19	705	697,513
1.85%, 02/12/20 (Call 01/12/20)[b]	1,443	1,442,740
4.20%, 06/01/19	250	259,520

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
Oracle Corp.
2.25%, 10/08/19	$1,459	$1,473,313
5.00%, 07/08/19	794	836,780

		5,216,704
TELECOMMUNICATIONS — 6.47%
America Movil SAB de CV
5.00%, 03/30/20[b]	1,800	1,916,028
AT&T Inc.
5.20%, 03/15/20	199	213,615
5.88%, 10/01/19	225	240,860
Cisco Systems Inc.
1.40%, 09/20/19	685	680,623
4.45%, 01/15/20	1,621	1,710,139
Deutsche Telekom International Finance BV
6.00%, 07/08/19	311	330,867
Orange SA
1.63%, 11/03/19	250	248,210
5.38%, 07/08/19	132	139,437
Telefonica Emisiones SAU
5.88%, 07/15/19	94	99,839
Verizon Communications Inc.
2.63%, 02/21/20	300	304,314
Vodafone Group PLC
5.45%, 06/10/19	237	249,921

		6,133,853
TRANSPORTATION — 1.64%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19[b]	152	159,886
Norfolk Southern Corp.
5.90%, 06/15/19	198	210,185
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	68	68,501
2.55%, 06/01/19 (Call 05/01/19)	194	195,451
United Parcel Service Inc.
5.13%, 04/01/19	878	918,607

		1,552,630

TOTAL CORPORATE BONDS & NOTES
(Cost: $93,286,555)		93,301,878

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 2.98%
MONEY MARKET FUNDS — 2.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,d,e]	1,973	$1,973,278
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	856	856,090

		2,829,368

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,829,136)		2,829,368

TOTAL INVESTMENTS IN SECURITIES — 101.40%
(Cost: $96,115,691)[f]		96,131,246
Other Assets, Less Liabilities — (1.40)%		(1,328,816)

NET ASSETS — 100.00%		$94,802,430

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $96,156,660. Net unrealized depreciation was $25,414, of which $204,588 represented gross unrealized appreciation on investments and $230,002 represented gross unrealized depreciation on investments.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,611	—	(2,638)[b]	1,973	$1,973,278	$430	$(229)	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,485	—	(629)[b]	856	856,090	123	—		6,247

					$2,829,368	$553	$(229)		$6,247

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$93,301,878	$—	$93,301,878
Money market funds	2,829,368	—	—	2,829,368

Total	$2,829,368	$93,301,878	$—	$96,131,246

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.97%

ADVERTISING — 0.38%
Omnicom Group Inc.
3.63%, 05/01/22	$174	$181,484

		181,484
AEROSPACE & DEFENSE — 4.39%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	450	448,290
Lockheed Martin Corp.
3.10%, 01/15/23 (Call 11/15/22)	110	112,894
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	524	526,531
United Technologies Corp.
3.10%, 06/01/22	980	1,005,862

		2,093,577
AGRICULTURE — 2.93%
Altria Group Inc.
2.85%, 08/09/22	551	558,400
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)[a]	150	150,151
Philip Morris International Inc.
2.38%, 08/17/22 (Call 07/17/22)	100	99,031
2.50%, 08/22/22	25	24,976
2.63%, 03/06/23	564	563,188

		1,395,746
AIRLINES — 0.33%
American Airlines Pass Through Trust
Series 2013-2, Class A
4.95%, 07/15/24	146	155,826

		155,826
AUTO MANUFACTURERS — 2.28%
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	211,634
General Motors Financial Co. Inc.
3.45%, 04/10/22 (Call 02/10/22)	125	127,820
Toyota Motor Credit Corp.
2.15%, 09/08/22 [b]	350	345,873
2.63%, 01/10/23	398	401,403

		1,086,730
BEVERAGES — 4.47%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	200	200,546

Security	Principal (000s)	Value
3.30%, 02/01/23 (Call 12/01/22)	$45	$46,434
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	122	122,209
Coca-Cola Co. (The)
2.20%, 05/25/22	100	99,926
Constellation Brands Inc.
6.00%, 05/01/22	25	28,433
Diageo Investment Corp.
2.88%, 05/11/22	498	509,952
8.00%, 09/15/22	100	124,064
PepsiCo Inc.
2.25%, 05/02/22 (Call 04/02/22)	250	249,553
2.75%, 03/01/23	614	624,671
3.10%, 07/17/22 (Call 05/17/22)	125	129,306

		2,135,094
BIOTECHNOLOGY — 1.72%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	66	68,855
Biogen Inc.
3.63%, 09/15/22	85	88,985
Celgene Corp.
3.25%, 08/15/22	66	67,393
3.55%, 08/15/22	125	129,562
Gilead Sciences Inc.
3.25%, 09/01/22 (Call 07/01/22)	450	465,669

		820,464
CHEMICALS — 2.73%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	83	84,631
Air Products & Chemicals Inc.
2.75%, 02/03/23	66	66,979
Cabot Corp.
3.70%, 07/15/22	91	94,450
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	166	169,029
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	66	68,617
EI du Pont de Nemours & Co.
2.80%, 02/15/23	550	553,778
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	66	65,646
2.70%, 02/21/23 (Call 11/21/22)	199	201,382

		1,304,512

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
COMPUTERS — 4.84%
Apple Inc.
2.70%, 05/13/22	$575	$584,470
2.85%, 02/23/23 (Call 12/23/22)	625	637,969
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)	125	133,139
HP Inc.
4.05%, 09/15/22	58	61,327
IBM Credit LLC
2.20%, 09/08/22	200	197,928
International Business Machines Corp.
1.88%, 08/01/22	500	488,435
2.88%, 11/09/22	200	203,938

		2,307,206
COSMETICS & PERSONAL CARE — 2.06%
Colgate-Palmolive Co.
1.95%, 02/01/23	300	294,027
2.30%, 05/03/22	191	191,500
Procter & Gamble Co. (The)
2.15%, 08/11/22	400	398,540
Unilever Capital Corp.
2.20%, 05/05/22 (Call 04/05/22)	100	99,633

		983,700
DIVERSIFIED FINANCIAL SERVICES — 3.16%
National Rural Utilities Cooperative Finance Corp.
2.30%, 09/15/22 (Call 08/15/22)	100	99,057
2.40%, 04/25/22 (Call 03/25/22)	250	250,448
2.70%, 02/15/23 (Call 12/15/22)	50	50,390
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	1,085	1,105,810

		1,505,705
ELECTRIC — 4.82%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	66	66,753
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	100	101,934
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (Call 05/01/22)	66	65,427
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	265	265,260

Security	Principal (000s)	Value
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	$66	$67,319
Dominion Energy Inc.
Series B
2.75%, 09/15/22 (Call 06/15/22)	66	66,196
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)	100	102,460
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	85	85,209
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	200	204,018
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	150	152,472
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	25	26,452
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[b]	191	203,256
Georgia Power Co.
2.85%, 05/15/22	199	201,591
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	133	132,046
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	150	159,530
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	66	65,458
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	91	94,223
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	66	67,217
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	66	73,709
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	100	101,064

		2,301,594
ELECTRICAL COMPONENTS & EQUIPMENT — 0.52%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	249	249,448

		249,448
ELECTRONICS — 0.32%
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	150	153,170

		153,170

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
ENGINEERING & CONSTRUCTION — 1.20%
ABB Finance USA Inc.
2.88%, 05/08/22	$564	$574,818

		574,818
ENVIRONMENTAL CONTROL — 0.46%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	75	77,952
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	141	143,033

		220,985
FOOD — 1.06%
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	91	92,623
Kraft Heinz Foods Co.
3.50%, 06/06/22	100	103,341
3.50%, 07/15/22 (Call 05/15/22)	135	139,517
Sysco Corp.
2.60%, 06/12/22	100	100,267
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	66	71,398

		507,146
GAS — 0.30%
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	75	76,611
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	66	66,504

		143,115
HAND & MACHINE TOOLS — 0.14%
Stanley Black & Decker Inc.
2.90%, 11/01/22	66	66,820

		66,820
HEALTH CARE — PRODUCTS — 0.75%
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)[b]	232	238,663
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	116	118,070

		356,733
HEALTH CARE — SERVICES — 0.83%
Catholic Health Initiatives
2.95%, 11/01/22	66	65,784
Kaiser Foundation Hospitals
3.50%, 04/01/22	250	259,562

Security	Principal (000s)	Value
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)[b]	$66	$68,730

		394,076
HOME BUILDERS — 0.29%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	133	139,565

		139,565
HOUSEHOLD PRODUCTS & WARES — 0.21%
Church & Dwight Co. Inc.
2.88%, 10/01/22	66	66,642
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)[b]	33	33,770

		100,412
INTERNET — 1.68%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	191	192,106
Baidu Inc.
3.50%, 11/28/22	400	411,152
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)[b]	198	198,043

		801,301
IRON & STEEL — 0.11%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	49	52,182

		52,182
MACHINERY — 3.84%
Caterpillar Financial Services Corp.
2.40%, 06/06/22	150	150,291
2.63%, 03/01/23	199	200,098
2.85%, 06/01/22	100	102,009
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	232	234,190
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	613	619,014
John Deere Capital Corp.
2.80%, 03/06/23	520	528,783

		1,834,385
MANUFACTURING — 3.77%
3M Co.
2.00%, 06/26/22	292	289,115
2.25%, 03/15/23 (Call 02/15/23)	100	99,653

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
Eaton Corp.
2.75%, 11/02/22	$193	$194,255
General Electric Co.
2.70%, 10/09/22	970	983,842
3.15%, 09/07/22	125	129,426
Parker-Hannifin Corp.
3.50%, 09/15/22	100	103,927

		1,800,218
MEDIA — 3.94%
21st Century Fox America Inc.
3.00%, 09/15/22	116	118,098
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	166	220,252
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)	150	151,545
2.85%, 01/15/23	523	531,865
3.13%, 07/15/22	133	137,904
NBCUniversal Media LLC
2.88%, 01/15/23[b]	100	101,622
Time Warner Inc.
3.40%, 06/15/22	116	119,272
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)	50	48,987
Walt Disney Co. (The)
2.35%, 12/01/22	450	449,348

		1,878,893
METAL FABRICATE & HARDWARE — 0.84%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	398	399,274

		399,274
MINING — 0.75%
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	100	103,897
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)[b]	250	254,028

		357,925
OIL & GAS — 10.63%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	150	152,341
BP Capital Markets PLC
2.50%, 11/06/22	830	827,576
3.25%, 05/06/22	257	265,987

Security	Principal (000s)	Value
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	$850	$848,393
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	150	148,874
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	100	99,438
Exxon Mobil Corp.
2.73%, 03/01/23 (Call 01/01/23)	510	518,073
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	175	177,009
2.70%, 02/15/23 (Call 11/15/22)	500	503,865
Phillips 66
4.30%, 04/01/22	218	233,618
Shell International Finance BV
2.25%, 01/06/23	464	460,720
2.38%, 08/21/22	400	400,600
Total Capital International SA
2.70%, 01/25/23	431	435,849

		5,072,343
OIL & GAS SERVICES — 0.41%
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	130	128,527
TechnipFMC PLC
3.45%, 10/01/22 (Call 07/01/22)[a]	66	66,112

		194,639
PHARMACEUTICALS — 8.25%
AbbVie Inc.
2.90%, 11/06/22	342	345,786
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	168	170,631
Allergan Inc./U.S.
2.80%, 03/15/23 (Call 12/15/22)	66	65,686
Bristol-Myers Squibb Co.
2.00%, 08/01/22	265	261,817
Cardinal Health Inc.
3.20%, 03/15/23	99	100,401
Eli Lilly & Co.
2.35%, 05/15/22	150	150,589
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	400	405,820
GlaxoSmithKline Capital PLC
2.85%, 05/08/22[b]	572	584,252

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
Johnson & Johnson
2.05%, 03/01/23 (Call 01/01/23)[b]	$75	$74,168
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	66	66,088
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	500	502,580
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)[b]	435	437,366
2.40%, 09/21/22	600	602,070
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	35	32,986
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	133	136,792

		3,937,032
PIPELINES — 2.33%
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	91	92,608
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	115	118,339
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	91	92,559
MPLX LP
5.50%, 02/15/23 (Call 01/11/18)	70	72,117
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	116	117,936
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	50	50,122
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	66	66,470
TransCanada PipeLines Ltd.
2.50%, 08/01/22	407	407,248
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	91	92,976

		1,110,375
REAL ESTATE INVESTMENT TRUSTS — 0.79%
American Tower Corp.
3.50%, 01/31/23	125	128,932
Crown Castle International Corp.
4.88%, 04/15/22	25	27,087
5.25%, 01/15/23	200	221,286

		377,305

Security	Principal (000s)	Value
RETAIL — 3.67%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	$33	$34,315
Costco Wholesale Corp.
2.30%, 05/18/22 (Call 04/18/22)[b]	250	250,138
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	125	124,406
3.50%, 07/20/22 (Call 05/20/22)	50	51,541
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	550	559,190
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	350	360,745
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	58	53,059
Wal-Mart Stores Inc.
2.35%, 12/15/22 (Call 11/15/22)	250	249,445
Walgreen Co.
3.10%, 09/15/22[b]	66	66,832

		1,749,671
SEMICONDUCTORS — 4.87%
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)	100	100,486
2.70%, 12/15/22	773	786,674
3.10%, 07/29/22	200	207,408
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	66	67,073
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	250	249,272
3.00%, 05/20/22	800	815,792
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)[b]	100	98,235

		2,324,940
SOFTWARE — 4.28%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)	66	68,173
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	66	68,127
Microsoft Corp.
2.13%, 11/15/22[b]	300	296,706
2.65%, 11/03/22 (Call 09/03/22)	485	492,081
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	210	211,787

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Security	Principal (000s)	Value
2.50%, 10/15/22	$900	$903,879

		2,040,753
TELECOMMUNICATIONS — 3.96%
America Movil SAB de CV
3.13%, 07/16/22	600	612,984
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	250	247,300
3.00%, 06/30/22 (Call 04/30/22)	75	76,059
Cisco Systems Inc.
2.60%, 02/28/23	250	252,173
3.00%, 06/15/22	200	206,070
Motorola Solutions Inc.
3.50%, 03/01/23	75	76,031
3.75%, 05/15/22[b]	66	67,919
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)[b]	150	148,806
Vodafone Group PLC
2.95%, 02/19/23	200	202,010

		1,889,352
TEXTILES — 0.14%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	66	68,668

		68,668
TRANSPORTATION — 3.52%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	543	555,972
3.05%, 09/01/22 (Call 06/01/22)	50	51,543
FedEx Corp.
2.63%, 08/01/22	75	75,863
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	66	66,731
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	66	67,665
4.16%, 07/15/22 (Call 04/15/22)[b]	341	367,809
United Parcel Service Inc.
2.45%, 10/01/22	491	494,462

		1,680,045

TOTAL CORPORATE BONDS & NOTES (Cost: $46,047,774)		46,747,227

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 6.18%

MONEY MARKET FUNDS — 6.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,d,e]	2,533	$2,533,087
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]	417	417,481

		2,950,568

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,950,259)		2,950,568

TOTAL INVESTMENTS IN SECURITIES — 104.15%
(Cost: $48,998,033)[f]		49,697,795
Other Assets, Less Liabilities — (4.15)%		(1,981,690)

NET ASSETS — 100.00%		$47,716,105

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
e	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $49,002,395. Net unrealized appreciation was $695,400, of which $751,805 represented gross unrealized appreciation on investments and $56,405 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ex-FINANCIALS ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,195	338[b]	—	2,533	$2,533,087	$96	$91	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	482	—	(65)[b]	417	417,481	41	—		3,428

					$2,950,568	$137	$91		$3,428

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$46,747,227	$—	$46,747,227
Money market funds	2,950,568	—	—	2,950,568

Total	$2,950,568	$46,747,227	$—	$49,697,795

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS MAR 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 51.39%

ADVERTISING — 0.10%
Interpublic Group of Companies Inc. (The)
2.25%, 11/15/17	$100	$100,018

		100,018
AEROSPACE & DEFENSE — 0.17%
General Dynamics Corp.
1.00%, 11/15/17	175	174,972

		174,972
AUTO MANUFACTURERS — 2.99%
American Honda Finance Corp.
1.50%, 03/13/18	250	250,030
1.55%, 12/11/17	275	275,063
Ford Motor Credit Co. LLC
1.72%, 12/06/17	200	199,994
2.15%, 01/09/18	300	300,279
2.38%, 01/16/18	700	701,078
PACCAR Financial Corp.
1.45%, 03/09/18	300	300,009
Toyota Motor Credit Corp.
1.38%, 01/10/18[a]	500	499,960
1.45%, 01/12/18	500	500,005

		3,026,418
BANKS — 21.36%
Australia & New Zealand Banking Group Ltd./New York NY
1.50%, 01/16/18	250	249,990
Bank of America Corp.
2.00%, 01/11/18	950	950,750
5.75%, 12/01/17	650	652,171
Bank of America N.A.
1.65%, 03/26/18	250	250,110
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)[a]	375	374,970
Bank of Nova Scotia (The)
1.38%, 12/18/17 (Call 12/01/17)[a]	375	374,876
Barclays PLC
2.00%, 03/16/18	500	500,370
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	75	74,989
BPCE SA
1.63%, 01/26/18	250	250,100

Security	Principal (000s)	Value
Canadian Imperial Bank of Commerce
1.55%, 01/23/18 (Call 12/23/17)	$250	$250,003
Capital One N.A./Mclean VA
1.65%, 02/05/18 (Call 01/05/18)	750	749,812
Citigroup Inc.
1.80%, 02/05/18	500	499,830
1.85%, 11/24/17	275	275,044
6.13%, 11/21/17	825	826,955
Commonwealth Bank of Australia/New York NY
1.63%, 03/12/18	250	250,093
Cooperatieve Rabobank UA/NY
1.70%, 03/19/18	250	250,165
Credit Suisse AG/New York NY
1.75%, 01/29/18[a]	500	500,025
6.00%, 02/15/18	415	419,876
Deutsche Bank AG/London
1.88%, 02/13/18	775	775,155
Fifth Third Bank/Cincinnati OH
1.45%, 02/28/18 (Call 01/28/18)	200	199,926
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	1,050	1,051,837
5.95%, 01/18/18	500	504,785
HSBC USA Inc.
1.50%, 11/13/17	300	300,009
1.63%, 01/16/18	300	300,060
1.70%, 03/05/18	450	450,198
Huntington National Bank (The)
1.70%, 02/26/18 (Call 01/26/18)	250	250,048
Intesa Sanpaolo SpA
3.88%, 01/16/18	450	451,768
Itau CorpBanca
3.13%, 01/15/18	200	200,426
JPMorgan Chase & Co.
Series H
1.70%, 03/01/18 (Call 02/01/18)	575	575,310
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	250,033
Manufacturers & Traders Trust Co.
6.63%, 12/04/17	250	251,105
Morgan Stanley
1.88%, 01/05/18	300	300,156
5.95%, 12/28/17	800	805,368
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[b]	250	250,010

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Royal Bank of Canada
1.50%, 01/16/18[a]	$375	$375,037
State Street Corp.
4.96%, 03/15/18	150	151,674
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18	250	250,000
1.75%, 01/16/18	250	250,093
Svenska Handelsbanken AB
1.63%, 03/21/18	500	500,180
Toronto-Dominion Bank (The)
1.63%, 03/13/18	425	425,204
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	250	249,963
1.45%, 01/29/18 (Call 12/29/17)	250	249,993
UBS AG/Stamford CT
1.80%, 03/26/18	500	500,460
5.88%, 12/20/17[a]	500	502,935
Wachovia Corp.
5.75%, 02/01/18	800	808,184
Wells Fargo & Co.
1.50%, 01/16/18	850	849,898
5.63%, 12/11/17	650	652,801
Wells Fargo Bank N.A.
6.00%, 11/15/17	250	250,395
Westpac Banking Corp.
1.50%, 12/01/17	475	475,024
1.60%, 01/12/18[a]	500	500,070

		21,608,234
BEVERAGES — 1.11%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	325	327,451
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	375	375,071
Coca-Cola Co. (The)
1.65%, 03/14/18	425	425,357

		1,127,879
BIOTECHNOLOGY — 0.15%
Biogen Inc.
6.88%, 03/01/18	150	152,157

		152,157
CHEMICALS — 0.22%
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	100	100,008

Security	Principal (000s)	Value
Sherwin-Williams Co. (The)
1.35%, 12/15/17	$125	$124,974

		224,982
COMMERCIAL SERVICES — 0.40%
Ecolab Inc.
1.45%, 12/08/17	125	124,991
1.55%, 01/12/18[a]	150	149,996
Western Union Co. (The)
2.88%, 12/10/17	125	125,164

		400,151
COMPUTERS — 0.57%
Apple Inc.
1.30%, 02/23/18[a]	250	249,945
International Business Machines Corp.
1.13%, 02/06/18[a]	100	99,913
NetApp Inc.
2.00%, 12/15/17	225	225,212

		575,070
DIVERSIFIED FINANCIAL SERVICES — 2.73%
American Express Co.
7.00%, 03/19/18	1,175	1,198,817
Bear Stearns Companies LLC (The)
7.25%, 02/01/18	1,000	1,013,730
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	350	349,934
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	200	201,974

		2,764,455
ELECTRIC — 1.10%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 12/01/17)	125	125,008
Commonwealth Edison Co.
5.80%, 03/15/18	250	253,755
Kansas City Power & Light Co.
6.38%, 03/01/18	375	380,625
Pacific Gas & Electric Co.
5.63%, 11/30/17	100	100,329
PECO Energy Co.
5.35%, 03/01/18	250	253,072

		1,112,789

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.13%
Waste Management Inc.
6.10%, 03/15/18	$125	$127,036

		127,036
FOOD — 0.27%
JM Smucker Co. (The)
1.75%, 03/15/18	125	125,101
Sysco Corp.
5.25%, 02/12/18	150	151,514

		276,615
HEALTH CARE — PRODUCTS — 0.49%
C.R. Bard Inc.
1.38%, 01/15/18	100	99,891
Medtronic Inc.
1.50%, 03/15/18	400	400,012

		499,903
HEALTH CARE — SERVICES — 1.00%
Aetna Inc.
1.50%, 11/15/17	175	174,998
Anthem Inc.
1.88%, 01/15/18	130	130,059
UnitedHealth Group Inc.
1.40%, 12/15/17	425	424,966
6.00%, 02/15/18	275	278,454

		1,008,477
HOUSEWARES — 0.10%
Newell Brands Inc.
2.05%, 12/01/17	100	100,025

		100,025
INSURANCE — 1.62%
American International Group Inc.
5.85%, 01/16/18	300	302,553
Assurant Inc.
2.50%, 03/15/18	100	100,244
Berkshire Hathaway Finance Corp.
1.45%, 03/07/18	250	249,985
Berkshire Hathaway Inc.
1.55%, 02/09/18	325	325,062
MetLife Inc.
1.76%, 12/15/17	325	325,117
Prudential Financial Inc. Series D
6.00%, 12/01/17	250	250,890

Security	Principal (000s)	Value
Voya Financial Inc.
2.90%, 02/15/18	$80	$80,256

		1,634,107
INTERNET — 0.79%
Alibaba Group Holding Ltd.
1.63%, 11/28/17	200	199,960
Amazon.com Inc.
1.20%, 11/29/17[a]	150	149,988
Baidu Inc.
2.25%, 11/28/17	200	200,034
eBay Inc.
2.50%, 03/09/18	250	250,878

		800,860
LEISURE TIME — 0.12%
Carnival Corp.
1.88%, 12/15/17	120	120,044

		120,044
LODGING — 0.20%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	200	200,194

		200,194
MACHINERY — 1.06%
Caterpillar Financial Services Corp.
1.50%, 02/23/18	250	250,042
Series G
1.25%, 11/06/17[a]	275	274,981
John Deere Capital Corp.
1.35%, 01/16/18	100	99,994
1.55%, 12/15/17	300	300,039
Roper Technologies Inc.
1.85%, 11/15/17	150	150,015

		1,075,071
MANUFACTURING — 0.97%
Eaton Corp.
1.50%, 11/02/17	225	225,000
General Electric Co.
5.25%, 12/06/17	750	752,692

		977,692
MEDIA — 1.00%
Comcast Corp.
5.88%, 02/15/18	405	410,071
6.30%, 11/15/17	200	200,354

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Walt Disney Co. (The)
1.10%, 12/01/17	$400	$399,952

		1,010,377
METAL FABRICATE & HARDWARE — 0.35%
Precision Castparts Corp.
1.25%, 01/15/18	350	349,797

		349,797
MINING — 0.10%
Goldcorp Inc.
2.13%, 03/15/18	100	100,081

		100,081
OIL & GAS — 3.71%
BP Capital Markets PLC
1.38%, 11/06/17	250	249,998
1.67%, 02/13/18	350	350,196
Canadian Natural Resources Ltd.
1.75%, 01/15/18	150	150,003
Chevron Corp.
1.10%, 12/05/17 (Call 12/01/17)	300	299,922
1.35%, 11/15/17	650	649,967
1.37%, 03/02/18	550	549,857
ConocoPhillips Co.
1.05%, 12/15/17 (Call 12/01/17)	225	224,903
Exxon Mobil Corp.
1.31%, 03/06/18	600	599,820
1.44%, 03/01/18	125	125,025
Shell International Finance BV
1.25%, 11/10/17	250	249,995
Total Capital Canada Ltd.
1.45%, 01/15/18	300	299,952

		3,749,638
PHARMACEUTICALS — 1.56%
Allergan Funding SCS
2.35%, 03/12/18	900	901,998
Johnson & Johnson
1.13%, 11/21/17	100	99,996
McKesson Corp.
1.40%, 03/15/18	125	124,888
Medco Health Solutions Inc.
7.13%, 03/15/18	150	152,704
Merck & Co. Inc.
1.10%, 01/31/18[a]	300	299,748

		1,579,334

Security	Principal (000s)	Value
PIPELINES — 1.12%
Buckeye Partners LP
6.05%, 01/15/18	$150	$151,259
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	325	328,763
Kinder Morgan Inc./DE
2.00%, 12/01/17	225	225,013
TransCanada PipeLines Ltd.
1.63%, 11/09/17	275	275,005
1.88%, 01/12/18	150	150,053

		1,130,093
REAL ESTATE INVESTMENT TRUSTS — 0.67%
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	200	200,212
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)[a]	230	230,175
Welltower Inc.
2.25%, 03/15/18	250	250,525

		680,912
RETAIL — 1.12%
McDonald’s Corp.
5.35%, 03/01/18	525	531,646
Target Corp.
6.00%, 01/15/18	300	302,745
Wal-Mart Stores Inc.
5.80%, 02/15/18	300	303,828

		1,138,219
SEMICONDUCTORS — 0.89%
Intel Corp.
1.35%, 12/15/17	900	899,991

		899,991
SOFTWARE — 0.10%
Microsoft Corp.
0.88%, 11/15/17	100	99,987

		99,987
TELECOMMUNICATIONS — 2.87%
AT&T Inc.
1.40%, 12/01/17	625	624,925
1.75%, 01/15/18	525	525,116
5.50%, 02/01/18	650	656,038
British Telecommunications PLC
5.95%, 01/15/18	200	201,752

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ETF

October 31, 2017

Security	Principal or Shares (000s)	Value
Cisco Systems Inc.
1.40%, 02/28/18	$275	$274,992
Vodafone Group PLC
1.50%, 02/19/18	625	624,756

		2,907,579
TRANSPORTATION — 0.25%
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	150	152,394
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	100	100,202

		252,596

TOTAL CORPORATE BONDS & NOTES
(Cost: $51,972,090)		51,985,753

INVESTMENT COMPANIES — 4.69%
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF[b]	193	4,741,044

TOTAL INVESTMENT COMPANIES
(Cost: $4,704,043)		4,741,044

SHORT-TERM INVESTMENTS — 45.57%

MONEY MARKET FUNDS — 45.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,c,d]	2,117	2,117,499
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,c]	43,978	43,978,380

		46,095,879

TOTAL SHORT-TERM INVESTMENTS
(Cost: $46,095,733)		46,095,879

TOTAL INVESTMENTS IN SECURITIES — 101.65%
(Cost: $102,771,866)[e]		102,822,676
Other Assets, Less Liabilities — (1.65)%		(1,667,519)

NET ASSETS — 100.00%		$101,155,157

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $102,772,025. Net unrealized appreciation was $50,651, of which $57,199 represented gross unrealized appreciation on investments and $6,548 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2018 TERM CORPORATE ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)		Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,134	—		(4,017)[b]	2,117	$2,117,499	$2,375	$(458)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	3,887	40,091	[b]	—	43,978	43,978,380	491	—	145,577
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	204	—		(11)	193	4,741,044	5,688	(31,567)	62,241
PNC Bank N.A 1.50%, 02/23/18	$250	$3		$(3)	$250	250,010	6	(1,225)	4,303
6.00%, 12/07/17	250	3		(253)	—	—	(43)	61	3,793

						$51,086,933	$8,517	$(33,189)	$215,914

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$51,985,753	$—	$51,985,753
Investment companies	4,741,044	—	—	4,741,044
Money market funds	46,095,879	—	—	46,095,879

Total	$50,836,923	$51,985,753	$—	$102,822,676

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 94.75%

AEROSPACE & DEFENSE — 0.91%
Boeing Capital Corp.
4.70%, 10/27/19	$175	$184,553
Boeing Co. (The)
4.88%, 02/15/20	123	131,120
L3 Technologies Inc.
5.20%, 10/15/19	256	271,066
Lockheed Martin Corp.
4.25%, 11/15/19[a]	200	209,286
United Technologies Corp.
1.50%, 11/01/19	50	49,625

		845,650
AGRICULTURE — 1.21%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	250	253,160
9.25%, 08/06/19	220	247,392
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	170	186,714
Philip Morris International Inc.
4.50%, 03/26/20	235	248,367
Reynolds American Inc.
8.13%, 06/23/19	170	186,390

		1,122,023
AUTO MANUFACTURERS — 4.00%
American Honda Finance Corp.
2.00%, 02/14/20[a]	250	250,220
2.25%, 08/15/19	275	276,708
Ford Motor Credit Co. LLC
1.90%, 08/12/19	200	199,086
2.02%, 05/03/19	265	264,690
2.46%, 03/27/20[a]	200	200,794
2.60%, 11/04/19	200	201,466
8.13%, 01/15/20	300	336,984
General Motors Financial Co. Inc.
2.40%, 05/09/19	385	386,629
3.15%, 01/15/20 (Call 12/15/19)	500	509,245
PACCAR Financial Corp.
1.30%, 05/10/19	300	297,663
Toyota Motor Credit Corp.
1.40%, 05/20/19	275	273,479
2.13%, 07/18/19	275	276,309
2.15%, 03/12/20	250	251,310

		3,724,583

Security	Principal (000s)	Value
BANKS — 33.88%
Australia & New Zealand Banking Group Ltd./New York NY
1.60%, 07/15/19	$250	$248,540
2.25%, 06/13/19	250	251,253
Bank of America Corp.
2.65%, 04/01/19	500	503,760
7.63%, 06/01/19	660	715,988
Bank of Montreal
1.50%, 07/18/19	200	198,592
1.75%, 09/11/19	100	99,711
2.10%, 12/12/19[a]	200	200,426
Bank of New York Mellon Corp. (The)
2.20%, 05/15/19 (Call 04/15/19)	300	301,353
2.30%, 09/11/19 (Call 08/11/19)	400	402,956
Series G
2.15%, 02/24/20 (Call 01/24/20)	250	251,038
Bank of Nova Scotia (The)
1.65%, 06/14/19	35	34,823
2.05%, 06/05/19	250	250,463
Barclays Bank PLC
6.75%, 05/22/19	300	321,495
Barclays PLC
2.75%, 11/08/19	400	403,980
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	410	413,981
6.85%, 04/30/19	200	214,390
BPCE SA
2.25%, 01/27/20	250	251,315
2.50%, 07/15/19	250	252,170
Branch Banking & Trust Co.
1.45%, 05/10/19 (Call 04/10/19)	250	248,455
Canadian Imperial Bank of Commerce
1.60%, 09/06/19	100	99,367
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	350	352,180
Capital One N.A./Mclean VA
1.85%, 09/13/19 (Call 08/13/19)	500	496,915
2.35%, 01/31/20 (Call 12/31/19)	315	315,520
Citigroup Inc.
2.40%, 02/18/20	550	552,585
2.50%, 07/29/19	500	503,400
2.55%, 04/08/19	685	690,028

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
8.50%, 05/22/19	$217	$237,873
Citizens Bank N.A./Providence RI	250	250,300
2.25%, 03/02/20 (Call 02/03/20)	100	100,050
Comerica Inc.
2.13%, 05/23/19 (Call 04/23/19)
Commonwealth Bank of Australia/New York NY
2.30%, 09/06/19	250	251,442
2.30%, 03/12/20	250	250,950
Cooperatieve Rabobank UA/NY
1.38%, 08/09/19	250	247,683
2.25%, 01/14/20	250	251,575
Credit Suisse AG/New York NY
2.30%, 05/28/19	250	251,330
5.30%, 08/13/19	300	317,016
5.40%, 01/14/20	240	255,739
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	500	505,175
Deutsche Bank AG	343	346,060
2.85%, 05/10/19
Fifth Third Bank/Cincinnati OH
1.63%, 09/27/19 (Call 08/27/19)	200	198,656
2.38%, 04/25/19 (Call 03/25/19)	200	201,204
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	750	755,812
5.38%, 03/15/20	900	962,964
HSBC USA Inc.
2.25%, 06/23/19	300	301,446
2.35%, 03/05/20	500	502,900
Huntington National Bank (The)
2.20%, 04/01/19 (Call 03/01/19)[a]	250	250,950
JPMorgan Chase & Co.
2.20%, 10/22/19	525	527,410
2.25%, 01/23/20 (Call 12/23/19)	875	879,392
4.95%, 03/25/20	500	532,630
6.30%, 04/23/19	535	568,341
KeyBank N.A./Cleveland OH
1.60%, 08/22/19	250	248,368
2.50%, 12/15/19	250	252,367
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	250	250,325
Morgan Stanley
2.38%, 07/23/19	125	125,595

Security	Principal (000s)	Value
2.65%, 01/27/20	$750	$757,290
5.50%, 01/26/20	200	214,144
5.63%, 09/23/19	850	903,949
7.30%, 05/13/19	550	592,713
MUFG Union Bank N.A.
2.25%, 05/06/19 (Call 04/06/19)	250	250,805
National Australia Bank Ltd./New York
2.25%, 01/10/20	250	250,768
PNC Bank N.A.
2.25%, 07/02/19 (Call 06/02/19)[b]	250	251,300
2.40%, 10/18/19 (Call 09/18/19)[b]	500	504,000
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20[b]	200	213,500
Royal Bank of Canada
1.63%, 04/15/19	475	473,352
2.13%, 03/02/20	135	135,304
2.15%, 03/06/20	287	287,631
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	200	216,076
Santander Holdings USA Inc.
2.70%, 05/24/19 (Call 04/24/19)	250	251,630
Santander UK PLC
2.35%, 09/10/19	262	263,632
2.38%, 03/16/20	333	335,434
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19	315	312,341
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	500	503,470
SunTrust Bank/Atlanta GA
2.25%, 01/31/20 (Call 12/31/19)	325	326,215
Svenska Handelsbanken AB
1.50%, 09/06/19	315	312,574
2.25%, 06/17/19	250	251,522
Toronto-Dominion Bank (The)
1.90%, 10/24/19	250	250,063
2.25%, 11/05/19	680	683,951
U.S. Bancorp.
2.20%, 04/25/19 (Call 03/25/19)	231	232,310
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)	750	752,820
UBS AG/Stamford CT
2.35%, 03/26/20	250	251,392
2.38%, 08/14/19	500	503,210

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Wells Fargo & Co.
2.13%, 04/22/19	$612	$614,240
Series N
2.15%, 01/30/20	894	895,681
Wells Fargo Bank N.A.
2.15%, 12/06/19	250	250,775
Westpac Banking Corp.
1.60%, 08/19/19	100	99,390
2.15%, 03/06/20	135	135,180
4.88%, 11/19/19	800	845,432

		31,520,331
BEVERAGES — 1.18%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	616	660,814
Molson Coors Brewing Co.
2.25%, 03/15/20 (Call 02/15/20)[c]	250	250,113
PepsiCo Inc.
4.50%, 01/15/20	175	184,856

		1,095,783
BIOTECHNOLOGY — 0.97%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	525	527,032
Celgene Corp.
2.25%, 05/15/19	100	100,270
Gilead Sciences Inc.
2.05%, 04/01/19	100	100,341
2.35%, 02/01/20[a]	175	176,594

		904,237
CHEMICALS — 2.27%
Dow Chemical Co. (The)
8.55%, 05/15/19	565	619,811
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	250	252,265
EI du Pont de Nemours & Co.
4.63%, 01/15/20	218	230,354
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	350	361,956
Methanex Corp.
3.25%, 12/15/19	100	101,001
Monsanto Co.
2.13%, 07/15/19	100	100,106
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	100	105,265

Security	Principal (000s)	Value
6.50%, 05/15/19	$75	$79,661
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	100	100,197
Praxair Inc.
4.50%, 08/15/19	150	156,727

		2,107,343
COMPUTERS — 2.70%
Apple Inc.
1.10%, 08/02/19	125	123,731
1.90%, 02/07/20	35	35,038
2.10%, 05/06/19	898	903,541
Dell International LLC/EMC Corp.
3.48%, 06/01/19[c]	808	822,577
DXC Technology Co.
2.88%, 03/27/20	35	35,390
IBM Credit LLC	100	99,833
1.63%, 09/06/19
International Business Machines Corp.
1.80%, 05/17/19	265	265,265
8.38%, 11/01/19	200	225,318

		2,510,693
COSMETICS & PERSONAL CARE — 0.16%
Procter & Gamble Co. (The)
1.90%, 11/01/19	150	150,518

		150,518
DIVERSIFIED FINANCIAL SERVICES — 4.10%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 05/15/19	250	255,780
American Express Credit Corp.
2.20%, 03/03/20 (Call 02/01/20)	535	536,648
2.25%, 08/15/19	713	717,078
Ameriprise Financial Inc.
5.30%, 03/15/20	150	160,678
International Lease Finance Corp.
5.88%, 04/01/19	200	210,278
6.25%, 05/15/19	250	265,130
Jefferies Group LLC
8.50%, 07/15/19	155	170,590
Mastercard Inc.
2.00%, 04/01/19	125	125,510
Nasdaq Inc.
5.55%, 01/15/20	150	160,643

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	$250	$250,110
Nomura Holdings Inc.
6.70%, 03/04/20	300	328,353
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	425	428,617
3.00%, 08/15/19 (Call 07/15/19)	100	101,408
TD Ameritrade Holding Corp.
5.60%, 12/01/19	100	107,162

		3,817,985
ELECTRIC — 2.95%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	175	176,276
CMS Energy Corp.
8.75%, 06/15/19	250	275,757
Dominion Energy Inc.
2.50%, 12/01/19 (Call 11/01/19)	250	251,798
5.20%, 08/15/19	140	147,585
Series B
1.60%, 08/15/19	165	163,994
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	100	100,470
Duke Energy Corp.
5.05%, 09/15/19	300	316,398
Eversource Energy
4.50%, 11/15/19	50	52,298
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	160	162,568
5.20%, 10/01/19	100	105,742
Georgia Power Co.
2.00%, 03/30/20	50	50,027
Kansas City Power & Light Co.
7.15%, 04/01/19	100	107,050
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	75	75,445
2.70%, 09/15/19 (Call 08/15/19)	100	101,101
Portland General Electric Co.
6.10%, 04/15/19	25	26,433
Public Service Co. of Colorado
5.13%, 06/01/19	100	104,986
Public Service Electric & Gas Co.
Series I
1.80%, 06/01/19 (Call 05/01/19)	100	99,897

Security	Principal (000s)	Value
Southern Co. (The)
1.85%, 07/01/19	$55	$54,915
2.15%, 09/01/19 (Call 08/01/19)	375	375,521

		2,748,261
ELECTRICAL COMPONENTS & EQUIPMENT — 0.17%
Emerson Electric Co.
4.88%, 10/15/19	150	158,273

		158,273
ELECTRONICS — 0.39%
Honeywell International Inc.
1.40%, 10/30/19	367	364,174

		364,174
ENVIRONMENTAL CONTROL — 0.32%
Republic Services Inc.
5.00%, 03/01/20[a]	275	292,960

		292,960
FOOD — 1.54%
General Mills Inc.
2.20%, 10/21/19	250	251,085
JM Smucker Co. (The)
2.50%, 03/15/20	150	151,236
Kellogg Co.
4.15%, 11/15/19	100	104,004
Kraft Heinz Foods Co.
5.38%, 02/10/20	225	240,685
Kroger Co. (The)
1.50%, 09/30/19	100	98,900
6.15%, 01/15/20	100	108,244
Sysco Corp.
1.90%, 04/01/19	175	174,930
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	300	303,099

		1,432,183
GAS — 0.46%
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	150	151,184
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	275	276,504

		427,688
HAND & MACHINE TOOLS — 0.13%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	125	125,224

		125,224

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
HEALTH CARE – PRODUCTS — 2.74%
Abbott Laboratories
2.00%, 03/15/20	$470	$468,698
2.35%, 11/22/19	410	412,317
5.13%, 04/01/19	100	104,397
Becton Dickinson and Co.
2.68%, 12/15/19	250	252,565
Boston Scientific Corp.
6.00%, 01/15/20	200	215,970
Life Technologies Corp.
6.00%, 03/01/20	150	162,594
Medtronic Inc.
2.50%, 03/15/20	814	824,989
Stryker Corp.
4.38%, 01/15/20	100	104,872

		2,546,402
HEALTH CARE – SERVICES — 0.95%
Anthem Inc.
2.25%, 08/15/19	275	275,819
Humana Inc.
2.63%, 10/01/19	100	101,132
Laboratory Corp. of America Holdings
2.63%, 02/01/20	150	151,421
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	100,382
2.70%, 04/01/19	120	120,980
UnitedHealth Group Inc.
2.30%, 12/15/19[a]	135	136,084

		885,818
HOLDING COMPANIES – DIVERSIFIED — 0.36%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	125	127,830
FS Investment Corp.
4.00%, 07/15/19	100	101,680
4.25%, 01/15/20 (Call 12/15/19)[a]	100	102,213

		331,723
HOUSEWARES — 0.08%
Newell Brands Inc.
2.88%, 12/01/19 (Call 11/01/19)	75	76,183

		76,183
INSURANCE — 2.22%
Aflac Inc.
2.40%, 03/16/20	100	100,686

Security	Principal (000s)	Value
Allstate Corp. (The)
7.45%, 05/16/19	$150	$161,823
American Financial Group Inc./OH
9.88%, 06/15/19	130	145,482
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	360	361,638
Berkshire Hathaway Finance Corp.
1.30%, 08/15/19	35	34,732
Berkshire Hathaway Inc.
2.10%, 08/14/19	225	226,280
Chubb INA Holdings Inc.
5.90%, 06/15/19	100	106,442
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	125	134,530
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	225	226,010
Protective Life Corp.
7.38%, 10/15/19	125	136,983
Prudential Financial Inc.
7.38%, 06/15/19	250	271,567
Travelers Companies Inc. (The)
5.90%, 06/02/19[a]	100	105,916
WR Berkley Corp.
7.38%, 09/15/19	50	53,946

		2,066,035
INTERNET — 1.31%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)	400	402,524
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	243	246,956
Baidu Inc.
2.75%, 06/09/19	200	201,302
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	370	371,317

		1,222,099
MACHINERY — 1.53%
Caterpillar Financial Services Corp.
2.00%, 03/05/20	250	250,133
2.10%, 06/09/19	210	210,817
John Deere Capital Corp.
1.25%, 10/09/19	100	98,791
1.70%, 01/15/20	50	49,743

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
2.05%, 03/10/20	$100	$100,184
2.25%, 04/17/19	250	251,587
2.30%, 09/16/19	250	252,387
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	130	129,908
Roper Technologies Inc.
6.25%, 09/01/19	75	80,607

		1,424,157
MANUFACTURING — 1.43%
3M Co.
1.63%, 06/15/19	200	199,892
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	287	288,426
5.50%, 01/08/20	235	252,620
6.00%, 08/07/19	375	402,023
Illinois Tool Works Inc.
6.25%, 04/01/19	175	185,575

		1,328,536
MEDIA — 2.57%
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	150	150,999
Comcast Corp.
5.15%, 03/01/20[a]	360	386,381
5.70%, 07/01/19	205	217,923
Time Warner Cable LLC
5.00%, 02/01/20	450	473,602
8.25%, 04/01/19	275	297,820
Time Warner Inc.
2.10%, 06/01/19	110	110,096
4.88%, 03/15/20	275	291,866
Viacom Inc.
5.63%, 09/15/19	75	79,467
Walt Disney Co. (The)
1.85%, 05/30/19	350	350,395
1.95%, 03/04/20	35	35,040

		2,393,589
MINING — 0.11%
Newmont Mining Corp.
5.13%, 10/01/19	100	105,407

		105,407

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.14%
Xerox Corp.
5.63%, 12/15/19	$125	$132,900

		132,900
OIL & GAS — 5.14%
BP Capital Markets PLC
1.68%, 05/03/19[a]	300	299,412
2.24%, 05/10/19	250	251,542
2.32%, 02/13/20[a]	235	236,965
2.52%, 01/15/20	160	162,014
Cenovus Energy Inc.
5.70%, 10/15/19	250	265,000
Chevron Corp.
1.56%, 05/16/19	350	349,041
1.96%, 03/03/20 (Call 02/03/20)	375	375,664
2.19%, 11/15/19 (Call 10/15/19)	165	166,158
EOG Resources Inc.
5.63%, 06/01/19	200	211,270
EQT Corp.
8.13%, 06/01/19	50	54,595
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	415	415,639
Husky Energy Inc.
7.25%, 12/15/19	150	165,039
Pioneer Natural Resources Co.
7.50%, 01/15/20	100	110,953
Shell International Finance BV
1.38%, 05/10/19[a]	200	198,962
1.38%, 09/12/19	150	148,862
4.30%, 09/22/19	650	677,878
4.38%, 03/25/20	245	258,767
Total Capital International SA
2.10%, 06/19/19	225	226,260
Valero Energy Corp.
6.13%, 02/01/20	193	209,378

		4,783,399
PACKAGING & CONTAINERS — 0.11%
WestRock RKT Co.
3.50%, 03/01/20	100	102,370

		102,370
PHARMACEUTICALS — 4.92%
Actavis Inc.
6.13%, 08/15/19	25	26,751

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Allergan Funding SCS
2.45%, 06/15/19	$115	$115,753
3.00%, 03/12/20 (Call 02/12/20)	795	807,450
AstraZeneca PLC
1.95%, 09/18/19	200	199,842
Cardinal Health Inc.
1.95%, 06/14/19	150	149,731
Express Scripts Holding Co.
2.25%, 06/15/19	400	401,252
Johnson & Johnson
1.88%, 12/05/19	215	215,682
Mead Johnson Nutrition Co.
4.90%, 11/01/19	100	105,583
Merck & Co. Inc.
1.85%, 02/10/20	225	225,018
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	352	370,219
Mylan NV
2.50%, 06/07/19	250	250,980
Pfizer Inc.
2.10%, 05/15/19	565	568,656
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	705	702,257
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	100	97,993
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	350	342,328

		4,579,495
PIPELINES — 1.91%
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[a]	100	99,833
Enbridge Energy Partners LP
5.20%, 03/15/20	50	53,159
Energy Transfer LP
9.00%, 04/15/19	100	109,447
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	50	50,039
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	100	100,808
5.25%, 01/31/20	175	186,730

Security	Principal (000s)	Value
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	$50	$55,027
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	400	406,980
Magellan Midstream Partners LP
6.55%, 07/15/19	124	132,775
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	75	75,478
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	50	49,908
5.75%, 01/15/20
Williams Partners LP	100	106,282
5.25%, 03/15/20	325	347,513

		1,773,979
REAL ESTATE INVESTMENT TRUSTS — 1.71%
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	275	293,342
Digital Realty Trust LP
5.88%, 02/01/20 (Call 11/03/19)	108	115,666
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	150	151,109
Government Properties Income Trust
3.75%, 08/15/19 (Call 07/15/19)	150	152,061
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	210	211,831
Realty Income Corp.
6.75%, 08/15/19	50	54,009
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	100	101,245
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	175	179,279
Vornado Realty LP
2.50%, 06/30/19 (Call 05/30/19)	100	100,466
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	150	153,873
Weyerhaeuser Co.
7.38%, 10/01/19	75	82,232

		1,595,113
RETAIL — 1.92%
AutoNation Inc.
5.50%, 02/01/20	100	106,550

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Costco Wholesale Corp.
1.70%, 12/15/19	$260	$259,761
1.75%, 02/15/20	225	224,440
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	150	150,385
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	350	351,575
McDonald’s Corp.
1.88%, 05/29/19	100	100,084
Target Corp.
2.30%, 06/26/19	241	243,306
Wal-Mart Stores Inc.
1.75%, 10/09/19	100	100,075
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	250	252,645

		1,788,821
SEMICONDUCTORS — 1.06%
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20[c]	625	628,681
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	215	217,946
QUALCOMM Inc.
1.85%, 05/20/19	135	135,097

		981,724
SOFTWARE — 2.63%
Adobe Systems Inc.
4.75%, 02/01/20	250	265,083
CA Inc.
5.38%, 12/01/19	100	106,294
Microsoft Corp.
1.10%, 08/08/19	185	183,035
1.85%, 02/12/20 (Call 01/12/20)	750	749,865
4.20%, 06/01/19	240	249,139
Oracle Corp.
2.25%, 10/08/19	550	555,395
5.00%, 07/08/19	320	337,242

		2,446,053
TELECOMMUNICATIONS — 3.46%
America Movil SAB de CV
5.00%, 10/16/19	300	316,740
5.00%, 03/30/20	300	319,338

Security	Principal or Shares (000s)	Value
AT&T Inc.
5.20%, 03/15/20	$460	$493,783
Cisco Systems Inc.
1.40%, 09/20/19	125	124,201
4.45%, 01/15/20	685	722,668
Orange SA
5.38%, 07/08/19	300	316,902
Telefonica Emisiones SAU
5.88%, 07/15/19	250	265,530
Verizon Communications Inc.
2.63%, 02/21/20	390	395,608
Vodafone Group PLC
5.45%, 06/10/19	250	263,630

		3,218,400
TRANSPORTATION — 1.00%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	200	210,376
FedEx Corp.
2.30%, 02/01/20	150	150,663
Norfolk Southern Corp.
5.90%, 06/15/19	100	106,154
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	100	100,737
2.55%, 06/01/19 (Call 05/01/19)	50	50,374
2.65%, 03/02/20 (Call 02/02/20)	100	101,152
United Parcel Service Inc.
5.13%, 04/01/19	200	209,250

		928,706
TRUCKING & LEASING — 0.11%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/20)[a]	100	100,734

		100,734

TOTAL CORPORATE BONDS & NOTES
(Cost: $87,918,947)		88,159,552
INVESTMENT COMPANIES — 3.40%
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF[b]	128	3,167,628

TOTAL INVESTMENT COMPANIES
(Cost: $3,047,085)		3,167,628

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 3.00%

MONEY MARKET FUNDS — 3.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[b,d,e]	1,614	$1,614,251
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[b,d]	1,177	1,177,500

		2,791,751

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,791,429)		2,791,751

Value
TOTAL INVESTMENTS IN SECURITIES — 101.15%
(Cost: $93,757,461)[f]	$94,118,931
Other Assets, Less Liabilities — (1.15)%	(1,071,305)

NET ASSETS — 100.00%	$93,047,626

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $93,757,674. Net unrealized appreciation was $361,257, of which $453,900 represented gross unrealized appreciation on investments and $92,643 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2020 TERM CORPORATE ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal/ Shares held at 10/31/16 (000s)	Principal/ Shares purchased (000s)	Principal/ Shares sold (000s)	Principal/ Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,667	—	(3,053)[b]	1,614	$1,614,251	$551	$(58)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,654	—	(477)[b]	1,177	1,177,500	84	—	6,636
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	128	—	—	128	3,167,628	—	(34,540)	58,180
PNC Bank N.A. 2.25%, 07/02/19	$250	$—	$—	$250	251,300	—	(1,984)	4,804
2.40%, 10/18/19	500	—	—	500	504,000	—	(4,817)	10,232
PNC Financial Services Group Inc. (The) 5.13%, 02/08/20	300	—	(100)	200	213,500	993	(4,827)	7,139

					$6,928,179	$1,628	$(46,226)	$86,991

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$88,159,552	$—	$88,159,552
Investment companies	3,167,628	—	—	3,167,628
Money market funds	2,791,751	—	—	2,791,751

Total	$5,959,379	$88,159,552	$—	$94,118,931

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 94.68%

ADVERTISING — 0.66%
Omnicom Group Inc.
3.63%, 05/01/22	$410	$427,634
WPP Finance 2010
3.63%, 09/07/22	150	155,505

		583,139
AEROSPACE & DEFENSE — 1.57%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	200	199,240
Lockheed Martin Corp.
3.10%, 01/15/23 (Call 11/15/22)	175	179,604
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)	250	250,615
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	200	200,966
United Technologies Corp.
3.10%, 06/01/22	535	549,119

		1,379,544
AGRICULTURE — 1.92%
Altria Group Inc.
2.85%, 08/09/22	530	537,118
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)[a]	750	750,757
Philip Morris International Inc.
2.50%, 08/22/22	300	299,709
2.63%, 03/06/23	100	99,856

		1,687,440
AUTO MANUFACTURERS — 1.21%
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	211,634
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)	25	25,265
3.45%, 04/10/22 (Call 02/10/22)	460	470,377
Toyota Motor Credit Corp.
2.63%, 01/10/23	100	100,855
2.80%, 07/13/22	250	254,505

		1,062,636
BANKS — 18.61%
Banco Santander SA
3.13%, 02/23/23	200	200,906
3.50%, 04/11/22	200	204,678

Security	Principal (000s)	Value
Bank of America Corp.
3.30%, 01/11/23	$1,450	$1,485,380
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	400	399,828
Bank of Nova Scotia (The)
2.45%, 09/19/22	250	248,848
Barclays PLC
3.68%, 01/10/23 (Call 01/10/22)	200	204,152
BB&T Corp.
2.75%, 04/01/22 (Call 03/01/22)	250	253,572
BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC
3.25%, 03/03/23	385	395,622
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	250	250,172
Capital One N.A./Mclean VA
2.65%, 08/08/22 (Call 07/08/22)	250	249,103
Citigroup Inc.
2.75%, 04/25/22 (Call 03/25/22)	500	501,010
3.38%, 03/01/23	200	204,642
4.05%, 07/30/22	275	288,219
Cooperatieve Rabobank UA
3.95%, 11/09/22[b]	500	526,960
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	500	520,040
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	25	24,928
Goldman Sachs Group Inc. (The)
3.00%, 04/26/22 (Call 04/26/21)	200	201,850
3.63%, 01/22/23	850	879,325
JPMorgan Chase & Co.
3.20%, 01/25/23	800	818,496
3.25%, 09/23/22	835	858,046
KeyBank N.A./Cleveland OH
2.30%, 09/14/22	250	248,158
Mitsubishi UFJ Financial Group Inc.
2.67%, 07/25/22	350	349,352
Mizuho Financial Group Inc.
2.60%, 09/11/22	200	198,442
Morgan Stanley
2.75%, 05/19/22[b]	300	300,669
3.75%, 02/25/23	1,025	1,071,863
4.88%, 11/01/22	335	362,909

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
MUFG Americas Holdings Corp.
3.50%, 06/18/22	$100	$102,996
National Australia Bank Ltd./New York
3.00%, 01/20/23	250	253,447
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)[c]	250	251,285
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[c,d]	375	379,905
Santander UK Group Holdings PLC
3.57%, 01/10/23 (Call 01/10/22)	200	204,480
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	250	255,415
Sumitomo Mitsui Financial Group Inc.
2.78%, 07/12/22	250	250,590
2.78%, 10/18/22	250	250,460
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	100	99,691
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)	250	250,215
U.S. Bancorp.
2.95%, 07/15/22 (Call 06/15/22)	400	409,508
Wells Fargo & Co.
2.63%, 07/22/22	625	623,787
3.07%, 01/24/23 (Call 01/24/22)	735	744,592
Series M
3.45%, 02/13/23[b]	750	770,460
Westpac Banking Corp.
2.50%, 06/28/22	275	275,124

		16,369,125
BEVERAGES — 3.87%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	400	401,092
3.30%, 02/01/23 (Call 12/01/22)[b]	1,450	1,496,211
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22[b]	380	380,650
Diageo Investment Corp.
2.88%, 05/11/22	400	409,600
Molson Coors Brewing Co.
3.50%, 05/01/22	100	103,581
PepsiCo Inc.
2.75%, 03/01/23	325	330,649
3.10%, 07/17/22 (Call 05/17/22)	275	284,474

		3,406,257

Security	Principal (000s)	Value
BIOTECHNOLOGY — 1.80%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	$380	$396,439
Baxalta Inc.
3.60%, 06/23/22 (Call 04/23/22)	100	103,548
Biogen Inc.
3.63%, 09/15/22	300	314,064
Celgene Corp.
3.25%, 08/15/22	250	255,275
3.55%, 08/15/22	350	362,775
Gilead Sciences Inc.
3.25%, 09/01/22 (Call 07/01/22)[b]	150	155,223

		1,587,324
BUILDING MATERIALS — 0.21%
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	170	180,064

		180,064
CHEMICALS — 2.50%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	150	152,947
Celanese U.S. Holdings LLC
4.63%, 11/15/22	200	215,172
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	455	463,304
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	320	332,688
EI du Pont de Nemours & Co.
2.80%, 02/15/23	425	427,920
NewMarket Corp.
4.10%, 12/15/22	100	105,467
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	250	248,657
Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)	250	251,715

		2,197,870
COMMERCIAL SERVICES — 0.81%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)	75	81,517
Ecolab Inc.
2.38%, 08/10/22 (Call 07/10/22)	250	249,200
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)[b]	100	99,371

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)[a]	$150	$149,346
Verisk Analytics Inc.
4.13%, 09/12/22	130	137,058

		716,492
COMPUTERS — 2.10%
Apple Inc.
2.70%, 05/13/22	400	406,588
2.85%, 02/23/23 (Call 12/23/22)	410	418,508
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)	380	404,742
HP Inc.
4.05%, 09/15/22	75	79,303
International Business Machines Corp.
1.88%, 08/01/22	550	537,278

		1,846,419
COSMETICS & PERSONAL CARE — 0.25%
Colgate-Palmolive Co.
1.95%, 02/01/23	225	220,520

		220,520
DIVERSIFIED FINANCIAL SERVICES — 4.04%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 05/26/22 (Call 04/26/22)	150	154,239
American Express Co.
2.65%, 12/02/22	560	561,691
Capital One Bank USA N.A.
3.38%, 02/15/23	250	254,268
CME Group Inc.
3.00%, 09/15/22	285	292,459
Discover Financial Services
3.85%, 11/21/22	250	259,020
International Lease Finance Corp.
5.88%, 08/15/22	300	338,421
Invesco Finance PLC
3.13%, 11/30/22	250	255,325
Jefferies Group LLC
5.13%, 01/20/23[b]	185	201,977
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/23 (Call 12/15/22)	150	151,170
ORIX Corp.
2.90%, 07/18/22	125	125,324

Security	Principal (000s)	Value
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	$285	$290,577
Visa Inc.
2.80%, 12/14/22 (Call 10/14/22)	660	672,659

		3,557,130
ELECTRIC — 3.63%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	100	101,141
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	200	203,868
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	125	127,499
Dominion Energy Inc.
Series B
2.75%, 09/15/22 (Call 06/15/22)	100	100,297
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)	100	102,460
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	225	229,520
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	200	203,296
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	200	211,612
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[b]	325	345,855
FirstEnergy Corp.
Series B
4.25%, 03/15/23 (Call 12/15/22)	110	116,294
Georgia Power Co.
2.85%, 05/15/22	100	101,302
Kansas City Power & Light Co.
3.15%, 03/15/23 (Call 12/15/22)	100	102,295
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	200	212,706
7.00%, 09/01/22	100	119,541
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	225	223,151
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	250	258,855
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	135	150,770
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	75	76,637

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	$200	$202,128

		3,189,227
ELECTRONICS — 0.52%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	150	152,833
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	250	255,282
Jabil Inc.
4.70%, 09/15/22	50	53,069

		461,184
ENGINEERING & CONSTRUCTION — 0.29%
ABB Finance USA Inc.
2.88%, 05/08/22	250	254,795

		254,795
ENVIRONMENTAL CONTROL — 0.61%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	320	332,595
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	200	202,884

		535,479
FOOD — 1.90%
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	364	370,494
Flowers Foods Inc.
4.38%, 04/01/22 (Call 01/01/22)[b]	100	108,328
Kraft Heinz Foods Co.
3.50%, 06/06/22	525	542,540
3.50%, 07/15/22 (Call 05/15/22)	225	232,529
Kroger Co. (The)
2.80%, 08/01/22 (Call 07/01/22)	150	150,753
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	250	270,445

		1,675,089
HAND & MACHINE TOOLS — 0.23%
Stanley Black & Decker Inc.
2.90%, 11/01/22	200	202,484

		202,484
HEALTH CARE — PRODUCTS — 1.15%
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	350	350,665

Security	Principal (000s)	Value
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	$100	$102,872
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	270	274,817
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	275	278,748

		1,007,102
HEALTH CARE — SERVICES — 1.81%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	150	149,643
Anthem Inc.
3.30%, 01/15/23	500	512,650
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	160	162,787
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	200	208,274
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	150	151,520
2.88%, 03/15/23	400	407,576

		1,592,450
HOME BUILDERS — 0.18%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	150	157,404

		157,404
HOUSEHOLD PRODUCTS & WARES — 0.29%
Church & Dwight Co. Inc.
2.88%, 10/01/22	100	100,972
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	150	153,501

		254,473
INSURANCE — 2.94%
American International Group Inc.
4.88%, 06/01/22	450	492,885
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	200	206,272
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	275	278,877
3.00%, 02/11/23	385	395,907
Chubb INA Holdings Inc.
2.70%, 03/13/23	300	300,954
2.88%, 11/03/22 (Call 09/03/22)	125	127,183
Fidelity National Financial Inc.
5.50%, 09/01/22	50	55,152

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	$275	$303,707
MetLife Inc.
3.05%, 12/15/22	225	230,173
Primerica Inc.
4.75%, 07/15/22	75	81,102
Voya Financial Inc.
5.50%, 07/15/22	100	111,213

		2,583,425
INTERNET — 1.13%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	420	422,432
Baidu Inc.
3.50%, 11/28/22	200	205,576
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)[b]	365	365,080

		993,088
IRON & STEEL — 0.16%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	135	143,767

		143,767
MACHINERY — 1.09%
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	300	302,832
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	325	328,188
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)	100	101,461
John Deere Capital Corp.
2.80%, 03/06/23	225	228,800

		961,281
MANUFACTURING — 1.91%
3M Co.
2.00%, 06/26/22	250	247,530
Eaton Corp.
2.75%, 11/02/22	325	327,113
General Electric Co.
2.70%, 10/09/22	225	228,211
3.10%, 01/09/23	500	517,735
3.15%, 09/07/22	350	362,393

		1,682,982

Security	Principal (000s)	Value
MEDIA — 3.92%
21st Century Fox America Inc.
3.00%, 09/15/22	$300	$305,427
CBS Corp.
2.50%, 02/15/23 (Call 01/15/23)	25	24,599
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (Call 05/23/22)	750	792,000
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	160	212,291
Comcast Corp.
3.13%, 07/15/22	500	518,435
Discovery Communications LLC
3.30%, 05/15/22	175	177,924
NBCUniversal Media LLC
2.88%, 01/15/23	500	508,110
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	100	101,220
Time Warner Entertainment Co. LP
8.38%, 03/15/23	200	248,354
Time Warner Inc.
3.40%, 06/15/22	220	226,206
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)	100	97,973
Walt Disney Co. (The)
2.35%, 12/01/22	235	234,659

		3,447,198
METAL FABRICATE & HARDWARE — 0.23%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	200	200,640

		200,640
MINING — 0.57%
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	245	254,548
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)[b]	193	196,109
Southern Copper Corp.
3.50%, 11/08/22	50	51,557

		502,214

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.06%
Xerox Corp.
3.63%, 03/15/23 (Call 02/15/23)	$50	$49,403

		49,403
OIL & GAS — 5.05%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	325	330,073
BP Capital Markets PLC
2.50%, 11/06/22	575	573,321
3.25%, 05/06/22	55	56,923
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	250	251,473
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	400	399,244
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	200	198,498
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[b]	300	304,434
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[b]	250	248,595
Exxon Mobil Corp.
2.73%, 03/01/23 (Call 01/01/23)	250	253,957
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	150	156,821
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	170	166,909
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)[b]	125	126,435
2.70%, 02/15/23 (Call 11/15/22)	200	201,546
Phillips 66
4.30%, 04/01/22	405	434,014
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	130	136,685
Shell International Finance BV
2.38%, 08/21/22	400	400,600
Total Capital International SA
2.70%, 01/25/23	200	202,250

		4,441,778
OIL & GAS SERVICES — 0.39%
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	300	296,601
TechnipFMC PLC
3.45%, 10/01/22 (Call 07/01/22)[a]	50	50,085

		346,686

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 0.18%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	$75	$78,119
WestRock RKT Co.
4.00%, 03/01/23 (Call 12/01/22)	75	78,792

		156,911
PHARMACEUTICALS — 5.06%
AbbVie Inc.
2.90%, 11/06/22	850	859,409
3.20%, 11/06/22 (Call 09/06/22)	125	128,224
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	500	507,830
AstraZeneca PLC
2.38%, 06/12/22 (Call 05/12/22)	25	24,794
Bristol-Myers Squibb Co.
2.00%, 08/01/22	355	350,736
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	275	272,673
3.20%, 03/15/23	75	76,061
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	235	238,419
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	550	561,781
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	150	150,200
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	250	251,290
Novartis Capital Corp.
2.40%, 09/21/22[b]	500	501,725
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	125	117,808
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	400	411,404

		4,452,354
PIPELINES — 2.58%
Energy Transfer LP
3.60%, 02/01/23 (Call 11/01/22)	200	203,534
Energy Transfer LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	150	161,846
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	285	293,276

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	$150	$152,570
3.95%, 09/01/22 (Call 06/01/22)	350	365,690
MPLX LP
5.50%, 02/15/23 (Call 12/01/17)	160	164,838
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	135	137,253
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	130	124,939
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	125	125,305
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	150	151,068
TransCanada PipeLines Ltd.
2.50%, 08/01/22	125	125,076
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	100	102,959
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	160	163,474

		2,271,828
REAL ESTATE — 0.29%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	250	258,395

		258,395
REAL ESTATE INVESTMENT TRUSTS — 4.46%
American Tower Corp.
3.50%, 01/31/23	345	355,854
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	385	404,762
Brixmor Operating Partnership LP
3.88%, 08/15/22 (Call 06/15/22)	200	206,204
Crown Castle International Corp.
5.25%, 01/15/23	650	719,179
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	100	105,779
Digital Realty Trust LP
2.75%, 02/01/23 (Call 01/01/23)	100	99,914
3.63%, 10/01/22 (Call 07/03/22)	100	103,850
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	100	104,761

Security	Principal (000s)	Value
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)[b]	$100	$101,300
4.00%, 12/01/22 (Call 10/01/22)[b]	150	157,677
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	100	107,566
Host Hotels & Resorts LP
4.75%, 03/01/23 (Call 12/01/22)	75	80,098
Kilroy Realty LP
3.80%, 01/15/23 (Call 10/15/22)	75	77,309
Kimco Realty Corp.
3.40%, 11/01/22 (Call 09/01/22)	100	102,782
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	200	210,850
Regency Centers Corp.
3.75%, 11/15/22 (Call 08/15/22)	100	103,309
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	345	346,421
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	270	274,393
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	50	50,844
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)[b]	200	207,954

		3,920,806
RETAIL — 3.23%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	300	311,958
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	335	333,409
3.50%, 07/20/22 (Call 05/20/22)	300	309,243
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	355	360,932
Kohl’s Corp.
3.25%, 02/01/23 (Call 11/01/22)[b]	150	147,961
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	250	257,675
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	150	137,221
QVC Inc.
4.38%, 03/15/23	320	333,018
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)[b]	25	25,142

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
2.35%, 12/15/22 (Call 11/15/22)	$250	$249,735
Walgreen Co.
3.10%, 09/15/22	370	374,666

		2,840,960
SAVINGS & LOANS — 0.12%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	100	102,905

		102,905
SEMICONDUCTORS — 2.13%
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (Call 12/15/22)[a]	250	247,512
Intel Corp.
2.70%, 12/15/22	675	686,941
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	100	101,625
QUALCOMM Inc.
3.00%, 05/20/22	580	591,449
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	250	245,588

		1,873,115
SOFTWARE — 2.20%
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	200	206,446
Microsoft Corp.
2.13%, 11/15/22[b]	250	247,255
2.65%, 11/03/22 (Call 09/03/22)	175	177,555
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	480	484,085
2.50%, 10/15/22	570	572,457
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)	250	250,807

		1,938,605
TELECOMMUNICATIONS — 4.70%
America Movil SAB de CV
3.13%, 07/16/22	400	408,656
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)[b]	900	890,280
3.00%, 06/30/22 (Call 04/30/22)	685	694,672
3.60%, 02/17/23 (Call 12/17/22)	275	284,705

Security	Principal or Shares (000s)	Value
Cisco Systems Inc.
2.60%, 02/28/23	$275	$277,390
Motorola Solutions Inc.
3.50%, 03/01/23	70	70,962
3.75%, 05/15/22	300	308,724
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)[b]	125	125,410
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)[b]	425	421,617
Vodafone Group PLC
2.50%, 09/26/22	110	109,639
2.95%, 02/19/23	535	540,377

		4,132,432
TEXTILES — 0.12%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	100	104,043

		104,043
TRANSPORTATION — 2.00%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	245	250,853
3.05%, 09/01/22 (Call 06/01/22)	150	154,628
FedEx Corp.
2.63%, 08/01/22	250	252,878
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	200	202,216
3.00%, 04/01/22 (Call 01/01/22)	250	255,520
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	120	123,026
4.16%, 07/15/22 (Call 04/15/22)[b]	100	107,862
United Parcel Service Inc.
2.45%, 10/01/22	410	412,890

		1,759,873

TOTAL CORPORATE BONDS & NOTES
(Cost: $81,900,255)		83,288,336
INVESTMENT COMPANIES — 3.60%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF[c]	129	3,166,950

TOTAL INVESTMENT COMPANIES
(Cost: $2,974,253)		3,166,950

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 5.90%

MONEY MARKET FUNDS — 5.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[c,e,f]	4,433	$4,434,249
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,e]	753	752,566

		5,186,815

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,186,345)		5,186,815

Value
TOTAL INVESTMENTS IN SECURITIES — 104.18%
(Cost: $90,060,853)[g]	$91,642,101
Other Assets, Less Liabilities — (4.18)%	(3,678,744)

NET ASSETS — 100.00%	$87,963,357

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $90,065,630. Net unrealized appreciation was $1,576,471, of which $1,642,867 represented gross unrealized appreciation on investments and $66,396 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Principal /Shares held at 10/31/16 (000s)	Principal /Shares purchased (000s)	Principal /Shares sold (000s)	Principal /Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	5,585	—	(1,152)[b]	4,433	$4,434,249	$900	$6	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	968	—	(215)[b]	753	752,566	65	—		7,040
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	129	—	—	129	3,166,950	—	(43,744)		84,674
PNC Bank N.A. 2.70%, 11/01/22	$250	$—	$—	$250	251,285	—	(1,360)		7,028
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22	100	325	(50)	375	379,905	(102)	(2,294)		6,260

					$8,984,955	$863	$(47,392)		$105,002

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS MAR 2023 TERM CORPORATE ETF

October 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$83,288,336	$—	$83,288,336
Investment companies	3,166,950	—	—	3,166,950
Money market funds	5,186,815	—	—	5,186,815

Total	$8,353,765	$83,288,336	$—	$91,642,101

See notes to financial statements.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2017

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$51,837,484	$93,286,555	$46,047,774
Affiliated (Note 2)	29,128,072	2,829,136	2,950,259

Total cost of investments in securities	$80,965,556	$96,115,691	$48,998,033

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$51,820,614	$93,301,878	$46,747,227
Affiliated (Note 2)	29,128,153	2,829,368	2,950,568
Cash	78	—	—
Receivables:
Investment securities sold	—	1,771,725	2,241,548
Dividends and interest	392,305	733,643	372,434

Total Assets	81,341,150	98,636,614	52,311,777

LIABILITIES
Payables:
Investment securities purchased	5,046,069	1,853,708	2,059,038
Collateral for securities on loan (Note 1)	1,138,170	1,972,578	2,532,615
Investment advisory fees (Note 2)	4,497	7,898	4,019

Total Liabilities	6,188,736	3,834,184	4,595,672

NET ASSETS	$75,152,414	$94,802,430	$47,716,105

Net assets consist of:
Paid-in capital	$75,659,936	$95,641,369	$47,802,847
Undistributed net investment income	66,302	129,604	105,674
Accumulated net realized loss	(557,035)	(984,098)	(892,178)
Net unrealized appreciation (depreciation)	(16,789)	15,555	699,762

NET ASSETS	$75,152,414	$94,802,430	$47,716,105

Shares outstanding[b]	3,050,000	3,850,000	1,950,000

Net asset value per share	$24.64	$24.62	$24.47

[a]	Securities on loan with values of $1,105,335, $1,919,266 and $2,451,385, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2017

	iShares iBonds Mar 2018 Term Corporate ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$51,722,262	$86,954,332	$81,276,845
Affiliated (Note 2)	51,049,604	6,803,129	8,784,008

Total cost of investments in securities	$102,771,866	$93,757,461	$90,060,853

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$51,735,743	$87,190,752	$82,657,146
Affiliated (Note 2)	51,086,933	6,928,179	8,984,955
Receivables:
Investment securities sold	—	681,130	5,189,334
Dividends and interest	452,444	720,519	700,759

Total Assets	103,275,120	95,520,580	97,532,194

LIABILITIES
Payables:
Investment securities purchased	—	852,119	5,128,825
Collateral for securities on loan (Note 1)	2,114,973	1,613,318	4,432,870
Investment advisory fees (Note 2)	4,990	7,517	7,142

Total Liabilities	2,119,963	2,472,954	9,568,837

NET ASSETS	$101,155,157	$93,047,626	$87,963,357

Net assets consist of:
Paid-in capital	$101,131,984	$92,715,844	$86,740,405
Undistributed net investment income	115,774	159,337	205,746
Accumulated net realized loss	(143,411)	(189,025)	(564,042)
Net unrealized appreciation	50,810	361,470	1,581,248

NET ASSETS	$101,155,157	$93,047,626	$87,963,357

Shares outstanding[b]	3,950,000	3,550,000	3,300,000

Net asset value per share	$25.61	$26.21	$26.66

[a]	Securities on loan with values of $2,057,908, $1,562,546 and $4,289,152, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$102,145	$6,247	$3,428
Interest — unaffiliated	1,088,445	1,682,547	1,276,054
Securities lending income — affiliated — net (Note 2)	13,250	10,080	9,672

Total investment income	1,203,840	1,698,874	1,289,154

EXPENSES
Investment advisory fees (Note 2)	93,752	86,585	45,709
Proxy fees	1,940	1,834	1,000

Total expenses	95,692	88,419	46,709
Less investment advisory fees waived (Note 2)	(10,617)	(859)	(454)

Net expenses	85,075	87,560	46,255

Net investment income	1,118,765	1,611,314	1,242,899

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	36,361	14,380	14,497
Investments — affiliated (Note 2)	2,102	430	96
In-kind redemptions — unaffiliated	135,593	27,741	—
Realized gain distributions from affiliated funds	210	123	41

Net realized gain	174,266	42,674	14,634

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(370,475)	(699,688)	(511,449)
Investments — affiliated (Note 2)	(571)	(229)	91

Net change in unrealized appreciation/depreciation	(371,046)	(699,917)	(511,358)

Net realized and unrealized loss	(196,780)	(657,243)	(496,724)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$921,985	$954,071	$746,175

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2017

	iShares iBonds Mar 2018 Term Corporate ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$207,818	$64,816	$91,714
Interest — unaffiliated	1,337,036	1,888,639	2,428,552
Interest — affiliated (Note 2)	8,096	22,175	13,288
Securities lending income — affiliated — net (Note 2)	13,806	10,707	17,168

Total investment income	1,566,756	1,986,337	2,550,722

EXPENSES
Investment advisory fees (Note 2)	103,829	89,803	84,507
Proxy fees	2,211	1,894	1,831

Total expenses	106,040	91,697	86,338
Less investment advisory fees waived (Note 2)	(20,126)	(4,090)	(4,036)

Net expenses	85,914	87,607	82,302

Net investment income	1,480,842	1,898,730	2,468,420

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	34,869	65,606	31,229
Investments — affiliated (Note 2)	2,332	1,544	798
In-kind redemptions — unaffiliated	9,300	100,983	29,153
In-kind redemptions — affiliated (Note 2)	5,694	—	—
Realized gain distributions from affiliated funds	491	84	65

Net realized gain	52,686	168,217	61,245

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(201,846)	(728,369)	(703,019)
Investments — affiliated (Note 2)	(33,189)	(46,226)	(47,392)

Net change in unrealized appreciation/depreciation	(235,035)	(774,595)	(750,411)

Net realized and unrealized loss	(182,349)	(606,378)	(689,166)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,298,493	$1,292,352	$1,779,254

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF		iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
	Year ended October 31, 2017	Year ended October 31, 2016[a]	Year ended October 31, 2017	Year ended October 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,118,765	$2,361,754	$1,611,314	$1,327,428
Net realized gain (loss)	174,266	(415,554)	42,674	(337,455)
Net change in unrealized appreciation/depreciation	(371,046)	445,297	(699,917)	894,457

Net increase in net assets resulting from operations	921,985	2,391,497	954,071	1,884,430

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,234,061)	(2,359,011)	(1,589,948)	(1,322,000)

Total distributions to shareholders	(1,234,061)	(2,359,011)	(1,589,948)	(1,322,000)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,396,102	14,804,035	17,239,803	26,057,265
Cost of shares redeemed	(119,550,603)	—	(7,371,888)	—

Net increase (decrease) in net assets from capital share transactions	(112,154,501)	14,804,035	9,867,915	26,057,265

INCREASE (DECREASE) IN NET ASSETS	(112,466,577)	14,836,521	9,232,038	26,619,695

NET ASSETS
Beginning of year	187,618,991	172,782,470	85,570,392	58,950,697

End of year	$75,152,414	$187,618,991	$94,802,430	$85,570,392

Undistributed net investment income included in net assets at end of year	$66,302	$181,393	$129,604	$108,118

SHARES ISSUED AND REDEEMED
Shares sold	300,000	600,000	700,000	1,050,000
Shares redeemed	(4,850,000)	—	(300,000)	—

Net increase (decrease) in shares outstanding	(4,550,000)	600,000	400,000	1,050,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on July 22, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF		iShares iBonds Mar 2018 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016[a]	Year ended October 31, 2017	Year ended October 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,242,899	$1,088,291	$1,480,842	$1,520,503
Net realized gain (loss)	14,634	(288,008)	52,686	(128,058)
Net change in unrealized appreciation/depreciation	(511,358)	1,559,377	(235,035)	293,028

Net increase in net assets resulting from operations	746,175	2,359,660	1,298,493	1,685,473

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,225,588)	(1,096,339)	(1,484,540)	(1,504,136)

Total distributions to shareholders	(1,225,588)	(1,096,339)	(1,484,540)	(1,504,136)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,038,210	2,482,704	7,685,929	5,088,479
Cost of shares redeemed	—	—	(8,964,427)	—

Net increase (decrease) in net assets from capital share transactions	6,038,210	2,482,704	(1,278,498)	5,088,479

INCREASE (DECREASE) IN NET ASSETS	5,558,797	3,746,025	(1,464,545)	5,269,816

NET ASSETS
Beginning of year	42,157,308	38,411,283	102,619,702	97,349,886

End of year	$47,716,105	$42,157,308	$101,155,157	$102,619,702

Undistributed net investment income included in net assets at end of year	$105,674	$88,323	$115,774	$118,992

SHARES ISSUED
Shares sold	250,000	100,000	300,000	200,000
Shares redeemed	—	—	(350,000)	—

Net increase (decrease) in shares outstanding	250,000	100,000	(50,000)	200,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on July 22, 2016.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2020 Term Corporate ETF		iShares iBonds Mar 2023 Term Corporate ETF
	Year ended October 31, 2017	Year ended October 31, 2016[a]	Year ended October 31, 2017	Year ended October 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,898,730	$1,938,602	$2,468,420	$2,126,267
Net realized gain (loss)	168,217	(256,177)	61,245	(448,863)
Net change in unrealized appreciation/depreciation	(774,595)	1,250,529	(750,411)	3,095,832

Net increase in net assets resulting from operations	1,292,352	2,932,954	1,779,254	4,773,236

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,876,492)	(1,924,962)	(2,429,003)	(2,103,593)

Total distributions to shareholders	(1,876,492)	(1,924,962)	(2,429,003)	(2,103,593)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,479,089	17,044,819	7,878,801	17,184,801
Cost of shares redeemed	(13,066,715)	—	(1,306,592)	—

Net increase (decrease) in net assets from capital share transactions	(2,587,626)	17,044,819	6,572,209	17,184,801

INCREASE (DECREASE) IN NET ASSETS	(3,171,766)	18,052,811	5,922,460	19,854,444

NET ASSETS
Beginning of year	96,219,392	78,166,581	82,040,897	62,186,453

End of year	$93,047,626	$96,219,392	$87,963,357	$82,040,897

Undistributed net investment income included in net assets at end of year	$159,337	$137,017	$205,746	$166,265

SHARES ISSUED AND REDEEMED
Shares sold	400,000	650,000	300,000	650,000
Shares redeemed	(500,000)	—	(50,000)	—

Net increase (decrease) in shares outstanding	(100,000)	650,000	250,000	650,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on July 22, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBonds Mar 2018 Term Corporate ex-Financials ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Apr. 17, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$24.69	$24.68	$24.68	$24.55	$24.88

Income from investment operations:
Net investment income[c]	0.29	0.32	0.34	0.34	0.17
Net realized and unrealized gain (loss)[d]	(0.03)	0.01	(0.00)[e]	0.13	(0.37)

Total from investment operations	0.26	0.33	0.34	0.47	(0.20)

Less distributions from:
Net investment income	(0.31)	(0.32)	(0.34)	(0.34)	(0.13)

Total distributions	(0.31)	(0.32)	(0.34)	(0.34)	(0.13)

Net asset value, end of period	$24.64	$24.69	$24.68	$24.68	$24.55

Total return	1.08%	1.34%	1.39%	1.97%	(0.81)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$75,152	$187,619	$172,782	$162,920	$171,817
Ratio of expenses to average net assets[g]	0.09%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[g]	0.10%	0.10%	0.10%	n/a	n/a
Ratio of net investment income to average net assets[g]	1.19%	1.31%	1.37%	1.39%	1.25%
Portfolio turnover rate[h]	2%	4%	6%	15%	2%[f]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Rounds to less than $0.01.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Apr. 17, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$24.80	$24.56	$24.55	$24.12	$24.88

Income from investment operations:
Net investment income[c]	0.46	0.50	0.53	0.52	0.25
Net realized and unrealized gain (loss)[d]	(0.19)	0.25	0.02	0.42	(0.81)

Total from investment operations	0.27	0.75	0.55	0.94	(0.56)

Less distributions from:
Net investment income	(0.45)	(0.51)	(0.54)	(0.51)	(0.20)

Total distributions	(0.45)	(0.51)	(0.54)	(0.51)	(0.20)

Net asset value, end of period	$24.62	$24.80	$24.56	$24.55	$24.12

Total return	1.12%	3.09%	2.23%	3.96%	(2.24)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$94,802	$85,570	$58,951	$54,015	$57,884
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	n/a	n/a
Ratio of net investment income to average net assets[f]	1.86%	2.04%	2.17%	2.13%	1.89%
Portfolio turnover rate[g]	11%	8%	35%	43%	2%[e]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Apr. 17, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$24.80	$24.01	$24.02	$23.33	$24.88

Income from investment operations:
Net investment income[c]	0.66	0.68	0.69	0.68	0.34
Net realized and unrealized gain (loss)[d]	(0.33)	0.79	(0.01)	0.68	(1.63)

Total from investment operations	0.33	1.47	0.68	1.36	(1.29)

Less distributions from:
Net investment income	(0.66)	(0.68)	(0.69)	(0.67)	(0.26)

Total distributions	(0.66)	(0.68)	(0.69)	(0.67)	(0.26)

Net asset value, end of period	$24.47	$24.80	$24.01	$24.02	$23.33

Total return	1.37%	6.24%	2.86%	5.93%	(5.14)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$47,716	$42,157	$38,411	$52,843	$41,998
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	n/a	n/a
Ratio of net investment income to average net assets[f]	2.72%	2.77%	2.86%	2.86%	2.73%
Portfolio turnover rate[g]	10%	12%	17%	8%	1%[e]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBonds Mar 2018 Term Corporate ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Jul. 9, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$25.65	$25.62	$25.67	$25.58	$24.99

Income from investment operations:
Net investment income[c]	0.37	0.39	0.40	0.43	0.15
Net realized and unrealized gain (loss)[d]	(0.04)	0.02	(0.05)	0.11	0.55

Total from investment operations	0.33	0.41	0.35	0.54	0.70

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.40)	(0.45)	(0.11)

Total distributions	(0.37)	(0.38)	(0.40)	(0.45)	(0.11)

Net asset value, end of period	$25.61	$25.65	$25.62	$25.67	$25.58

Total return	1.28%	1.64%	1.37%	2.11%	2.80%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$101,155	$102,620	$97,350	$71,865	$15,346
Ratio of expenses to average net assets[f]	0.08%	0.09%	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	1.43%	1.50%	1.56%	1.67%	1.85%
Portfolio turnover rate[g]	1%	3%	5%	3%	3%[e]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBonds Mar 2020 Term Corporate ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Jul. 9, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$26.36	$26.06	$26.08	$25.65	$24.99

Income from investment operations:
Net investment income[c]	0.55	0.58	0.61	0.70	0.21
Net realized and unrealized gain (loss)[d]	(0.15)	0.30	(0.01)	0.41	0.62

Total from investment operations	0.40	0.88	0.60	1.11	0.83

Less distributions from:
Net investment income	(0.55)	(0.58)	(0.62)	(0.68)	(0.17)

Total distributions	(0.55)	(0.58)	(0.62)	(0.68)	(0.17)

Net asset value, end of period	$26.21	$26.36	$26.06	$26.08	$25.65

Total return	1.54%	3.46%	2.30%	4.36%	3.36%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$93,048	$96,219	$78,167	$26,076	$10,262
Ratio of expenses to average net assets[f]	0.10%	0.09%	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.11%	2.23%	2.33%	2.70%	2.68%
Portfolio turnover rate[g]	7%	9%	3%	9%	6%[e]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016[a]	Year ended Oct. 31, 2015[a]	Year ended Oct. 31, 2014[a]	Period from Jul. 9, 2013[b] to Oct. 31, 2013[a]
Net asset value, beginning of period	$26.90	$25.91	$26.18	$25.36	$24.99

Income from investment operations:
Net investment income[c]	0.77	0.79	0.81	0.87	0.25
Net realized and unrealized gain (loss)[d]	(0.25)	0.99	(0.27)	0.80	0.32

Total from investment operations	0.52	1.78	0.54	1.67	0.57

Less distributions from:
Net investment income	(0.76)	(0.79)	(0.81)	(0.85)	(0.20)

Total distributions	(0.76)	(0.79)	(0.81)	(0.85)	(0.20)

Net asset value, end of period	$26.66	$26.90	$25.91	$26.18	$25.36

Total return	2.01%	6.99%	2.07%	6.68%	2.33%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$87,963	$82,041	$62,186	$26,178	$10,144
Ratio of expenses to average net assets[f]	0.10%	0.09%	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[f]	2.92%	3.01%	3.11%	3.36%	3.20%
Portfolio turnover rate[g]	12%	6%	6%	3%	2%[e]

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Mar 2018 Term Corporate ex-Financials	Diversified
iBonds Mar 2020 Term Corporate ex-Financials	Diversified
iBonds Mar 2023 Term Corporate ex-Financials	Diversified
iBonds Mar 2018 Term Corporate	Diversified
iBonds Mar 2020 Term Corporate	Diversified
iBonds Mar 2023 Term Corporate	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Mar 2018 Term Corporate ex-Financials
Credit Suisse Securities (USA) LLC	$224,422	$224,422	$—
HSBC Securities (USA) Inc.	99,988	99,988	—
Merrill Lynch, Pierce, Fenner & Smith	4,011	4,011	—
Morgan Stanley & Co. LLC	323,686	323,686	—
Wells Fargo Securities LLC	453,228	453,228	—

	$1,105,335	$1,105,335	$—

iBonds Mar 2020 Term Corporate ex-Financials
BNP Paribas Prime Brokerage Inc.	$100,100	$100,100	$—
Credit Suisse Securities (USA) LLC	86,254	86,254	—
Deutsche Bank Securities Inc.	104,529	104,529	—
HSBC Securities (USA) Inc.	294,620	294,620	—
JPMorgan Securities LLC	239,671	239,671	—
Merrill Lynch, Pierce, Fenner & Smith	671,506	671,506	—
Morgan Stanley & Co. LLC	209,694	209,694	—
Wells Fargo Securities LLC	212,892	212,892	—

	$1,919,266	$1,919,266	$—

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Mar 2023 Term Corporate ex-Financials
Barclays Capital Inc.	$606,369	$606,369	$—
BNP Paribas Prime Brokerage International Ltd.	442,148	442,148	—
Credit Suisse Securities (USA) LLC	179,601	179,601	—
Merrill Lynch, Pierce, Fenner & Smith	327,723	327,723	—
Morgan Stanley & Co. LLC	475,345	475,345	—
RBC Capital Markets LLC	68,730	68,730	—
Wells Fargo Securities LLC	351,469	351,469	—

	$2,451,385	$2,451,385	$—

iBonds Mar 2018 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$254,980	$254,980	$—
Credit Suisse Securities (USA) LLC	249,945	249,945	—
Goldman Sachs & Co.	655,003	655,003	—
JPMorgan Securities LLC	242,006	242,006	—
Merrill Lynch, Pierce, Fenner & Smith	355,891	355,891	—
Morgan Stanley & Co. LLC	300,083	300,083	—

	$2,057,908	$2,057,908	$—

iBonds Mar 2020 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$8,473	$8,473	—
Deutsche Bank Securities Inc.	51,135	51,135	—
Goldman Sachs & Co.	221,612	221,612	—
Jefferies LLC	198,962	198,962	—
Merrill Lynch, Pierce, Fenner & Smith	142,107	142,107	—
Morgan Stanley & Co. LLC	532,607	532,607	—
Nomura Securities International Inc.	303,007	303,007	—
Wells Fargo Securities LLC	104,643	104,643	—

	$1,562,546	$1,562,546	$—

iBonds Mar 2023 Term Corporate
Barclays Capital Inc.	907,885	907,885	—
BNP Paribas Prime Brokerage Inc.	75,830	75,830	—
BNP Paribas Prime Brokerage International Ltd.	107,862	107,862	—
Credit Suisse Securities (USA) LLC	113,193	113,193	—
Deutsche Bank Securities Inc.	46,649	46,649	—
Goldman Sachs & Co.	347,966	347,966	—
HSBC Securities (USA) Inc.	936,813	936,813	—
Jefferies LLC	277,304	277,304	—
JPMorgan Securities LLC	202,192	202,192	—
Merrill Lynch, Pierce, Fenner & Smith	575,231	575,231	—
Morgan Stanley & Co. LLC	698,227	698,227	—

	$4,289,152	$4,289,152	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. In addition, each of the Funds may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBonds Mar 2018 Term Corporate ex-Financials	$4,665
iBonds Mar 2020 Term Corporate ex-Financials	3,587
iBonds Mar 2023 Term Corporate ex-Financials	3,455
iBonds Mar 2018 Term Corporate	4,824
iBonds Mar 2020 Term Corporate	3,695
iBonds Mar 2023 Term Corporate	5,754

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, The purchase and sales transactions executed by the iShares iBonds Mar 2023 Term Corporate ETF pursuant to Rule 17a-7 under the 1940 Act were $104,405 and $ —, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
iBonds Mar 2018 Term Corporate ex-Financials	$1,485,542	$41,183,702
iBonds Mar 2020 Term Corporate ex-Financials	10,916,818	9,781,278
iBonds Mar 2023 Term Corporate ex-Financials	4,456,308	4,504,785
iBonds Mar 2018 Term Corporate	760,623	41,795,189
iBonds Mar 2020 Term Corporate	6,818,233	5,718,749
iBonds Mar 2023 Term Corporate	10,478,846	9,965,210

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Mar 2018 Term Corporate ex-Financials	$—	$107,830,356
iBonds Mar 2020 Term Corporate ex-Financials	17,099,841	6,945,417
iBonds Mar 2023 Term Corporate ex-Financials	5,997,578	—
iBonds Mar 2018 Term Corporate	3,592,543	7,640,217
iBonds Mar 2020 Term Corporate	9,915,291	12,668,455
iBonds Mar 2023 Term Corporate	7,572,329	1,255,533

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to distributions received from a regulated investment company and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Mar 2018 Term Corporate ex-Financials	$134,873	$205	$(135,078)
iBonds Mar 2020 Term Corporate ex-Financials	25,049	120	(25,169)
iBonds Mar 2023 Term Corporate ex-Financials	(1)	40	(39)
iBonds Mar 2018 Term Corporate	14,994	480	(15,474)
iBonds Mar 2020 Term Corporate	100,983	82	(101,065)
iBonds Mar 2023 Term Corporate	29,152	64	(29,216)

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:.

iShares ETF	2017	2016
iBonds Mar 2018 Term Corporate ex-Financials
Ordinary income	$1,234,061	$2,359,011

iBonds Mar 2020 Term Corporate ex-Financials
Ordinary income	$1,589,948	$1,322,000

iBonds Mar 2023 Term Corporate ex-Financials
Ordinary income	$1,225,588	$1,096,339

iBonds Mar 2018 Term Corporate
Ordinary income	$1,484,540	$1,504,136

iBonds Mar 2020 Term Corporate
Ordinary income	$1,876,492	$1,924,962

iBonds Mar 2023 Term Corporate
Ordinary income	$2,429,003	$2,103,593

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Mar 2018 Term Corporate ex-Financials	$66,302	$(556,867)	$(16,957)	$(507,522)
iBonds Mar 2020 Term Corporate ex-Financials	129,604	(943,129)	(25,414)	(838,939)
iBonds Mar 2023 Term Corporate ex-Financials	105,674	(887,816)	695,400	(86,742)
iBonds Mar 2018 Term Corporate	115,774	(143,252)	50,651	23,173
iBonds Mar 2020 Term Corporate	159,337	(188,812)	361,257	331,782
iBonds Mar 2023 Term Corporate	205,746	(559,265)	1,576,471	1,222,952

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Mar 2018 Term Corporate ex-Financials	$556,867
iBonds Mar 2020 Term Corporate ex-Financials	943,129
iBonds Mar 2023 Term Corporate ex-Financials	887,816
iBonds Mar 2018 Term Corporate	143,252
iBonds Mar 2020 Term Corporate	188,812
iBonds Mar 2023 Term Corporate	559,265

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October, 31, 2017, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
iBonds Mar 2018 Term Corporate ex-Financials	$38,636
iBonds Mar 2020 Term Corporate ex-Financials	11,149
iBonds Mar 2023 Term Corporate ex-Financials	14,938
iBonds Mar 2018 Term Corporate	37,371
iBonds Mar 2020 Term Corporate	67,365
iBonds Mar 2023 Term Corporate	36,806

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	PLANNED FUND LIQUIDATION

In accordance with their prospectuses and their investment objectives, the iShares iBonds Mar 2018 Term Corporate ex Financials ETF and iShares iBonds Mar 2018 Term Corporate ETF will be liquidating on or about March 31, 2018, following the termination of their benchmark indexes, the Bloomberg Barclays 2018 Maturity High Quality Corporate Index and Bloomberg Barclays 2018 Maturity Corporate Index, respectively, on or about the same date.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares iBonds Mar 2018 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2018 Term Corporate ETF, iShares iBonds Mar 2020 Term Corporate ETF and

iShares iBonds Mar 2023 Term Corporate ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Mar 2018 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2018 Term Corporate ETF, iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest- Related Dividends
iBonds Mar 2018 Term Corporate ex-Financials	$873,204
iBonds Mar 2020 Term Corporate ex-Financials	1,276,611
iBonds Mar 2023 Term Corporate ex-Financials	986,413
iBonds Mar 2018 Term Corporate	1,111,536
iBonds Mar 2020 Term Corporate	1,439,371
iBonds Mar 2023 Term Corporate	1,993,265

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	89

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Mar 2018 Term Corporate ex-Financials	$0.311993	$—	$0.002183	$0.314176	99%	—%	1%		100%
iBonds Mar 2020 Term Corporate ex-Financials	0.449849	—	0.003264	0.453113	99	—	1		100
iBonds Mar 2023 Term Corporate ex-Financials	0.655907	—	0.000477	0.656384	100	—	0	[a]	100
iBonds Mar 2018 Term Corporate	0.366225	—	—	0.366225	100	—	—		100
iBonds Mar 2020 Term Corporate	0.548802	—	—	0.548802	100	—	—		100
iBonds Mar 2023 Term Corporate	0.763007	—	—	0.763007	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Mar 2018 Term Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	10	0.89%
Greater than 0.5% and Less than 1.0%	252	22.42
Greater than 0.0% and Less than 0.5%	828	73.67
At NAV	8	0.71
Less than 0.0% and Less than –0.5%	26	2.31

	1,124	100.00%

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.09%
Greater than 1.5% and Less than 2.0%	1	0.09
Greater than 1.0% and Less than 1.5%	1	0.09
Greater than 0.5% and Less than 1.0%	290	25.80
Greater than 0.0% and Less than 0.5%	817	72.69
At NAV	5	0.44
Less than 0.0% and Greater than –0.5%	7	0.62
Less than–0.5%	2	0.18

	1,124	100.00%

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	8	0.71%
Greater than 0.5% and Less than 1.0%	439	39.06
Greater than 0.0% and Less than 0.5%	552	49.10
At NAV	3	0.27
Less than 0.0% and Greater than –0.5%	121	10.77
Less than -0.5% and Greater than –1.0%	1	0.09

	1,124	100.00%

iShares iBonds Mar 2018 Term Corporate ETF

Period Covered: July 9, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.19%
Greater than 1.0% and Less than 1.5%	4	0.37
Greater than 0.5% and Less than 1.0%	178	16.68
Greater than 0.0% and Less than 0.5%	777	72.83
At NAV	21	1.97
Less than 0.0% and Greater than –0.5%	84	7.87
Less than–0.5% and Greater than –1.0%	1	0.09

	1,067	100.00%

iShares iBonds Mar 2020 Term Corporate ETF

Period Covered: July 9, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.09%
Greater than 1.5% and Less than 2.0%	1	0.09
Greater than 1.0% and Less than 1.5%	39	3.66
Greater than 0.5% and Less than 1.0%	315	29.52
Greater than 0.0% and Less than 0.5%	632	59.24
At NAV	11	1.03
Less than 0.0% and Greater than –0.5%	68	6.37

	1,067	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2023 Term Corporate ETF

Period Covered: July 9, 2013 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.09%
Greater than 1.5% and Less than 2.0%	3	0.28
Greater than 1.0% and Less than 1.5%	49	4.59
Greater than 0.5% and Less than 1.0%	454	42.55
Greater than 0.0% and Less than 0.5%	467	43.78
At NAV	9	0.84
Less than 0.0% and Greater than –0.5%	76	7.12
Less than–0.5% and Greater than –1.0%	8	0.75

	1,067	100.00%

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1007-1017

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-four series of the registrant for which the fiscal year-end is October 31, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $615,130 for the fiscal year ended October 31, 2016 and $584,600 for the fiscal year ended October 31, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2016 and October 31, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $151,240 for the fiscal year ended October 31, 2016 and $166,364 for the fiscal year ended October 31, 2017. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2016 and October 31, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $151,240 for the fiscal year ended October 31, 2016 and $166,364 for the fiscal year ended October 31, 2017. The aggregate non-audit fees for the fiscal year ended October 31, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended October 31, 2016 as this report excludes non-audit fees for services that were rendered to the registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the registrant but that were not related to the registrant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	May 4, 2018

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	May 4, 2018